As filed with the Securities and Exchange Commission on December 9, 2019

Registration No. 333-233995

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2 ☒
Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

Crescent Reincorporation Sub, Inc.

(to be renamed Crescent Capital BDC, Inc.)

(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, Suite 2000

Los Angeles, California 90025

(Address of Principal Executive Offices)

Telephone Number: (310) 235-5900

(Area Code and Telephone Number)

George P. Hawley

General Counsel

Crescent Capital BDC, Inc.

11100 Santa Monica Boulevard, Suite 2000

Los Angeles, California 90025

(310) 235-5900

(Name and Address of Agent for Service)

Copies of information to:

Monica J. Shilling Kirkland & Ellis LLP 333 South Hope Street, 29th Floor Los Angeles, CA 90071 Telephone: (213) 680-8400	Harry S. Pangas Gregory A. Schernecke Dechert LLP 1900 K Street, NW Washington, DC 20006 Telephone: (202) 261-3300

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

Calculation of Registration Fee

under the Securities Act of 1933:

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Share of Common Stock	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)(4)
Common Stock, $0.001 par value per share	5,203,017 shares	N/A	$72,381,281.83	$8,772.61

(1)

The number of shares to be registered represents the maximum number of shares of the Registrant’s common stock estimated to be issuable pursuant to the merger agreement described in the enclosed document. Pursuant to Rule 416, this registration statement also covers additional securities that may be issued as a result of stock splits, stock dividends or similar transactions.

(2)

Estimated solely for the purpose of calculating the registration fee and calculated pursuant to Rules 457(c) and 457(f) under the Securities Act of 1933, as amended, the proposed maximum aggregate offering price is equal to: (1) $8.80, the average of the high and low prices per share of Alcentra Capital Corporation’s common stock (the securities to be canceled in the merger) on September 25, 2019, as reported on the Nasdaq Global Select Market, less the cash consideration to be paid in the merger of $3.1784 per share, multiplied by (2) 12,875,566, the maximum number of shares of Alcentra Capital Corporation’s common stock that may be exchanged for shares of the Registrant’s common stock in accordance with the terms of the merger agreement.

(3)	Calculated pursuant to Section 6(b) of the Securities Act and SEC Fee Rate Advisory #1 for Fiscal Year 2019 at a rate equal to $121.20 per $1,000,000 of the proposed maximum aggregate offering price.
(4)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Crescent Reincorporation Sub, Inc., the registrant whose name appears on the cover of this registration statement and which we refer to as Crescent Capital Maryland BDC, is a Maryland corporation and a wholly owned subsidiary of Crescent Capital BDC, Inc., which we refer to as Crescent Capital BDC. At least twenty-four hours prior to the issuance of the shares of Crescent Capital Maryland BDC in connection with the transactions described in this registration statement, Crescent Capital BDC will merge with and into Crescent Capital Maryland BDC for the purposes of effecting a change of domicile (the “Reincorporation Merger”), as further described herein.

Crescent Capital Maryland BDC is filing this registration statement on Form N-14 to register shares of its common stock, par value $0.001 per share, which we refer to as Crescent Capital Maryland BDC Common Stock, that will be issued in connection with the merger transaction described herein. Following the transaction, we expect Crescent Capital Maryland BDC to be a successor registrant to Crescent Capital BDC for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Pursuant to the instructions on Form N-14, the joint proxy statement/prospectus which forms a part of this registration statement is also deemed filed pursuant to the obligations of Crescent Capital BDC and Alcentra Capital Corporation (“Alcentra Capital”) under Regulation 14A in connection with Crescent Capital BDC’s and Alcentra Capital’s respective special meetings of stockholders to approve the transactions described herein.

Unless the context suggests otherwise, references in the accompanying joint proxy statement/prospectus to Crescent Capital BDC shall, for any period prior to the Reincorporation Merger, be understood as referring to Crescent Capital BDC, Inc., the Delaware corporation, and, for any period following the Reincorporation Merger, be understood as referring to Crescent Capital Maryland BDC in its capacity as the surviving corporation in the Reincorporation Merger.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This joint proxy statement/prospectus shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

PRELIMINARY—SUBJECT TO COMPLETION—DATED DECEMBER 9, 2019

December [●], 2019

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Stockholder,

On August 12, 2019, Crescent Capital BDC, Inc. (“Crescent Capital BDC”) and Alcentra Capital Corporation (“Alcentra Capital”) entered into an Agreement and Plan of Merger, dated as of August 12, 2019 (the “Original Merger Agreement”), as amended by Amendment No. 1 to the Agreement and Plan of Merger (“Amendment No. 1”), dated as of September 27, 2019 (as so amended, the “Merger Agreement”). Copies of the Original Merger Agreement and Amendment No. 1 are attached to the accompanying joint proxy statement/prospectus as Annexes A and B, respectively.

Under the terms of the Merger Agreement, Crescent Capital BDC formed two new wholly owned subsidiaries: Crescent Reincorporation Sub, Inc., a Maryland corporation (“Crescent Capital Maryland BDC” or the “Reincorporation Sub”), and Atlantis Acquisition Sub, Inc., a Maryland corporation (“Acquisition Sub”). The Merger Agreement provides that Crescent Capital BDC will merge with and into Crescent Capital Maryland BDC, with Crescent Capital Maryland BDC as the surviving corporation, thereby resulting in the reincorporation of Crescent Capital BDC from the State of Delaware into the State of Maryland (the “Reincorporation Merger”). Crescent Capital BDC stockholders will receive one share of Crescent Capital Maryland BDC common stock, par value $0.001 per share (“Crescent Capital Maryland BDC Common Stock”), for each share of Crescent Capital BDC common stock that they own in the Reincorporation Merger. Subsequently, Acquisition Sub will merge with and into Alcentra Capital (the “First Merger”), with Alcentra Capital as the surviving corporation (the “Surviving Corporation”). Finally, the Surviving Corporation will merge with and into Crescent Capital Maryland BDC (the “Second Merger” and, together with the First Merger, the “Mergers”). After the completion of the Mergers and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”), Crescent Capital Maryland BDC will be renamed “Crescent Capital BDC, Inc.” and is expected to have its common stock listed on The Nasdaq Stock Market (“NASDAQ”) under the symbol “CCAP.”

For each share of Alcentra Capital common stock, Alcentra Capital stockholders will receive (a) 0.4041 shares of Crescent Capital Maryland BDC Common Stock and (b) $3.1784 in cash, $1.6761 of which will be paid by Crescent Capital BDC’s external investment adviser, Crescent Cap Advisors, LLC, and $1.5023 of which will be paid by Crescent Capital Maryland BDC.

After the completion of the Mergers, based on the number of shares of Crescent Capital BDC common stock and Alcentra Capital common stock issued and outstanding as of December 6, 2019, Crescent Capital BDC stockholders and Alcentra Capital stockholders are expected to own approximately 80% and 20% of the combined company’s outstanding common stock, respectively.

Based on Crescent Capital BDC’s net asset value (“NAV”) per share as of June 30, 2019, the Merger Consideration to be received by Alcentra Capital stockholders is approximately $11.02 per share, which represents 1.0x Alcentra Capital’s NAV per share as of June 30, 2019, and 1.36x the closing price of Alcentra Capital’s common stock on August 12, 2019 (the last trading day prior to announcement of the Original Merger Agreement).

There is currently no publicly traded market for Crescent Capital BDC common stock. Crescent Capital Maryland BDC is expected to apply to have its shares of common stock listed on NASDAQ under the symbol “CCAP,” with such listing expected to be effective as of the closing date of the Mergers. It is not possible to predict whether the common stock of the combined company will trade at, above, or below Crescent Capital BDC’s NAV following completion of the Mergers and the Transactions. The market price of Alcentra Capital common stock will fluctuate before the completion of the Transactions. You should obtain current stock price quotations for Alcentra Capital common stock. Alcentra Capital common stock trades on the Nasdaq Global Select Market under the symbol “ABDC.”

The Reincorporation Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reincorporation Merger qualifies as a reorganization, then generally, for U.S. federal income tax purposes, no gain or loss will be recognized by Crescent Capital BDC stockholders upon exchange of their Crescent Capital BDC common stock for Crescent Capital Maryland BDC Common Stock. The Mergers, taken together, are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, and it is a condition to Alcentra Capital’s obligation to complete the Mergers that it receive a legal opinion to that effect. If the Mergers qualify as a reorganization, then generally, for U.S. federal income tax purposes, U.S. stockholders (as defined in the accompanying joint proxy statement/prospectus under the heading “Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and the Mergers”) will recognize gain, but will not recognize any loss, for U.S. federal income tax purposes, equal to the lesser of (i) the amount of cash received (other than cash received in lieu of a fractional share of Crescent Capital Maryland BDC Common Stock) and (ii) the excess, if any, of (x) the sum of the amount of cash received (including cash received in lieu of a fractional share of Crescent Capital Maryland BDC Common Stock) and the fair market value of the Crescent Capital Maryland BDC common stock received in the Mergers (determined at the effective time of the Mergers) over (y) the U.S. stockholder’s tax basis in the shares of Alcentra Capital common stock surrendered in the Mergers. If a U.S. stockholder recognizes gain equal to the amount described in clause (i) rather than clause (ii) of the preceding sentence, such U.S. stockholder will also recognize gain or loss attributable to cash received in lieu of a fractional share of Crescent Capital Maryland BDC Common Stock. Any gain recognized generally will be long-term capital gain, provided certain holding period and other requirements are met. The Alcentra Tax Dividend should not be treated for U.S. federal income tax purposes as part of the consideration paid for shares of Alcentra Capital common stock in the Mergers but instead should be treated for U.S. federal income tax purposes as a distribution with respect to the Alcentra Capital common stock.

Your vote is extremely important. At a special meeting of Crescent Capital BDC stockholders (the “Crescent Capital BDC Special Meeting”), Crescent Capital BDC stockholders will be asked to vote on (1) a proposal to approve the Reincorporation Merger pursuant to the plan of merger included as Exhibit B to Amendment No. 1, which is attached as Annex B to the accompanying joint proxy statement/prospectus, the approval of which will result in Crescent Capital BDC’s reincorporation from the State of Delaware to the State of Maryland, with such entity after the Reincorporation Merger referred to herein as Crescent Capital Maryland BDC and being subject to the charter of the surviving corporation substantially in the form set forth in Exhibit A to Amendment No. 1, which is attached as Annex B to the accompanying joint proxy statement; (2) the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable; (3) the approval of the proposed Crescent Capital BDC Investment Advisory Agreement between Crescent Capital BDC and its investment adviser, Crescent Cap Advisors (the “Proposed Crescent Capital BDC Investment Advisory Agreement”); and (4) the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the foregoing proposals. In order to complete the Transactions, Crescent Capital BDC’s stockholders are required to approve proposal numbers 1, 2, 3 and 4. See the accompanying joint proxy statement/prospectus for more information about the Transactions and the required stockholders approvals.

Crescent Capital BDC urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the Crescent Capital BDC Special Meeting. Instructions are shown on the proxy card. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such record holder. If you have any questions about the Transactions or need assistance voting your shares, please call Crescent Capital BDC at (310) 235-5900.

After careful consideration, the board of directors, including the independent directors, of Crescent Capital BDC unanimously recommends that its stockholders vote:

•	“FOR” the Reincorporation Merger;

•

“FOR” the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable;

•	“FOR” the approval of the Proposed Crescent Capital BDC Investment Advisory Agreement; and

•

“FOR” the adjournment of the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Crescent Capital BDC Special Meeting to approve the foregoing proposals.

The accompanying joint proxy statement/prospectus describes the Crescent Capital BDC Special Meeting, the special meeting of Alcentra Capital stockholders, the Transactions, the Merger Agreement, the other documents related to the Transactions and other related matters that a Crescent Capital BDC stockholder ought to know before voting on the proposals described herein and should be retained for future reference. Please carefully read this entire document, including “Questions and Answers about the Alcentra Capital Special Meeting, the Crescent Capital BDC Special Meeting and the Transactions” beginning on page 6, “Risk Factors” beginning on page 39, “Description of the Transactions” beginning on page 133, “Description of the Merger Agreement” beginning on page 200, “Crescent Capital BDC Proposal #1: The Approval of the Reincorporation Merger” beginning on page 266, “Crescent Capital BDC Proposal #2: Issuance of Crescent Capital Maryland BDC Common Stock to Alcentra Capital Stockholders Pursuant to the Merger Agreement at a Price That is Below Its Then-Current NAV Per Share, if Applicable” beginning on page 268 and “Crescent Capital BDC Proposal #3: The Approval of the Proposed Crescent Capital BDC Investment Advisory Agreement” beginning on page 269 for a discussion of the Transactions, the risks relating to the Transactions, and other important information. You also can obtain information about Crescent Capital BDC and Alcentra Capital from documents that each has filed with the Securities and Exchange Commission. See “Where You Can Find More Information” for instructions on how to obtain such information.

Sincerely,

Jason A. Breaux

Chief Executive Officer

The Securities and Exchange Commission has not approved or disapproved the Crescent Capital Maryland BDC common stock to be issued under the accompanying joint proxy statement/prospectus or determined if the accompanying joint proxy statement/prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

The date of the accompanying joint proxy statement/prospectus is December [●], 2019 and it is first being mailed or otherwise delivered to Crescent Capital BDC stockholders and Alcentra Capital stockholders on or about December [●], 2019.

If you have questions about the Transactions or the accompanying joint proxy statement/prospectus, would like additional copies of the accompanying joint proxy statement/prospectus or need to obtain proxy cards or other information related to the proxy solicitation, you may contact Crescent Capital BDC at the address and telephone number listed below. You will not be charged for any of these documents that you request.

Crescent Capital BDC, Inc.

11100 Santa Monica Boulevard, Suite 2000

Los Angeles, California 90025

(310) 235-5900

investor.relations@crescentcap.com

Crescent Capital BDC, Inc.

11100 Santa Monica Boulevard, Suite 2000

Los Angeles, California 90025

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 29, 2020

To the Stockholders of Crescent Capital BDC, Inc.:

Notice is hereby given that Crescent Capital BDC, Inc., a Delaware corporation ( “Crescent Capital BDC”), will hold a Special Meeting of the Stockholders of Crescent Capital BDC (the “Crescent Capital BDC Special Meeting”) on January 29, 2020 at 10:00 a.m., Los Angeles time, at the offices of Crescent Capital BDC, located at 11100 Santa Monica Boulevard, Suite 2000 Los Angeles, California 90025 for the following purposes:

1.

To consider and vote upon a proposal to approve the merger of Crescent Capital BDC with and into a newly formed, wholly owned subsidiary, Crescent Reincorporation Sub, Inc., a Maryland corporation (“Crescent Capital Maryland BDC”), with Crescent Capital Maryland BDC as the surviving corporation, pursuant to the plan of merger included as Exhibit B to Amendment No. 1, which is attached as Annex B to the accompanying joint proxy statement/prospectus, the approval of which will result in Crescent Capital BDC’s reincorporation from the State of Delaware to the State of Maryland and being subject to the charter of the surviving corporation substantially in the form set forth Exhibit A to Amendment No. 1, which is attached as Annex B to the accompanying joint proxy statement/prospectus, with such entity after the Reincorporation Merger referred to herein as Crescent Capital Maryland BDC (the “Reincorporation Merger”);

2.

To consider and vote upon a proposal to approve the issuance of the shares of Crescent Capital Maryland BDC common stock, par value $0.001 per share (“Crescent Capital Maryland BDC Common Stock”), to be issued to stockholders of Alcentra Capital Corporation, a Maryland corporation (“Alcentra Capital”), pursuant to the Agreement and Plan of Merger, dated as of August 12, 2019, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 27, 2019 (as so amended, the “Merger Agreement”), by and among Crescent Capital BDC, Atlantis Acquisition Sub, Inc., a Maryland corporation and a wholly owned subsidiary of Crescent Capital BDC (“Acquisition Sub”), Alcentra Capital, and solely for the limited purposes set forth therein, Crescent Cap Advisors, LLC, Crescent Capital BDC’s investment adviser (“Crescent Cap Advisors”), which Merger Agreement provides for the Reincorporation Merger, the merger of Acquisition Sub with and into Alcentra Capital with Alcentra Capital as the surviving corporation (the “Surviving Corporation”), which we refer to as the “First Merger,” and the subsequent merger of the Surviving Corporation with and into Crescent Capital Maryland BDC, which we refer to as the “Second Merger” (and together with the First Merger, the “Mergers”) and certain other transactions as contemplated therein (collectively with the Mergers, the “Transactions”), at a price below its then-current NAV per share, if applicable;

3.

To consider and vote upon a proposal to approve the Proposed Crescent Capital BDC Investment Advisory Agreement between Crescent Capital BDC and its investment adviser, Crescent Cap Advisors (the “Proposed Crescent Capital BDC Investment Advisory Agreement”), a copy of which is included as Annex D to the accompanying joint proxy statement/prospectus; and

4.

To consider and vote upon a proposal to approve the adjournment of the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Crescent Capital BDC Special Meeting to approve the foregoing proposals.

Only the holders of record of shares of Crescent Capital BDC common stock at the close of business on December 9, 2019 will be entitled to receive notice of and vote at the Crescent Capital BDC Special Meeting.

It is important that all Crescent Capital BDC stockholders participate in the affairs of Crescent Capital BDC, regardless of the number of shares owned. Accordingly, Crescent Capital BDC urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the meeting. Instructions are shown on the proxy card.

You have the option to revoke the proxy at any time prior to the meeting or to vote your shares in person if you attend the meeting and are the record owner of the shares.

The Crescent Capital BDC board of directors, including the independent directors, has unanimously approved the Reincorporation Merger, the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, and the Proposed Crescent Capital BDC Investment Advisory Agreement. The Crescent Capital BDC board of directors, including the independent directors, unanimously recommends that Crescent Capital BDC stockholders vote “FOR” the Reincorporation Merger, “FOR” the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, and “FOR” the Proposed Crescent Capital BDC Investment Advisory Agreement. The Crescent Capital BDC board of directors, including the independent directors, unanimously recommends Crescent Capital BDC stockholders vote “FOR” the adjournment of the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Crescent Capital BDC Special Meeting to approve the foregoing proposals.

By Order of the Board of Directors,

George P. Hawley

Secretary

Los Angeles, California

[●], 2019

YOUR VOTE IS IMPORTANT!

CRESCENT CAPITAL BDC URGES YOU TO PROMPTLY FILL OUT, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR AUTHORIZE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET AS SOON AS POSSIBLE EVEN IF YOU PLAN TO ATTEND THE CRESCENT CAPITAL BDC SPECIAL MEETING. INSTRUCTIONS ARE SHOWN ON THE PROXY CARD. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such record holder.

The accompanying joint proxy statement/prospectus provides a description of the Merger Agreement, the Transactions contemplated thereby, and the matters to be considered at the Crescent Capital BDC Special Meeting. Crescent Capital BDC urges you to read the accompanying joint proxy statement/prospectus and its annexes carefully and in their entirety. If you have any questions concerning the Merger Agreement, the Transactions contemplated thereby, or the matters to be considered at the Crescent Capital BDC Special Meeting or this joint proxy statement/prospectus, would like additional copies of the joint proxy statement/prospectus or need help voting your shares, please contact Crescent Capital BDC:

Crescent Capital BDC, Inc.

11100 Santa Monica Boulevard, Suite 2000

Los Angeles, California 90025

(310) 235-5900

investor.relations@crescentcap.com

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. The joint proxy statement/prospectus shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

PRELIMINARY—SUBJECT TO COMPLETION—DATED DECEMBER 9, 2019

December [●], 2019

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Stockholder,

Alcentra Capital Corporation (“Alcentra Capital”) and Crescent Capital BDC, Inc. (“Crescent Capital BDC”) have entered into an Agreement and Plan of Merger, dated as of August 12, 2019, as amended by Amendment No. 1 to the Agreement and Plan of Merger (“Amendment No. 1”), dated as of September 27, 2019 (as so amended, the “Merger Agreement”), pursuant to which Crescent Capital BDC (following its reincorporation by merger into the State of Maryland) will acquire all of the outstanding shares of Alcentra Capital in a stock and cash transaction. Prior to the closing of the transactions contemplated by the Merger Agreement, Crescent Capital BDC will merge with and into a newly formed wholly owned subsidiary, Crescent Reincorporation Sub, Inc., a Maryland corporation, with Crescent Reincorporation Sub, Inc. surviving the merger as “Crescent Capital BDC, Inc.” (“Crescent Capital Maryland BDC”). Pursuant to the Merger Agreement, Atlantis Acquisition Sub, Inc. (“Acquisition Sub”), a wholly owned subsidiary of Crescent Capital BDC, will merge with and into Alcentra Capital with Alcentra Capital surviving as a wholly owned subsidiary of Crescent Capital Maryland BDC (the “First Merger”). Immediately thereafter and as a single integrated transaction, Alcentra Capital will merge with and into Crescent Capital Maryland BDC with Crescent Capital Maryland BDC continuing as the surviving company (the “Second Merger,” and together with the First Merger, the “Mergers”).

Upon the completion of the Mergers, and subject to the terms and conditions of the Merger Agreement, Alcentra Capital stockholders will be entitled to receive the following consideration for each share of Alcentra Capital common stock owned immediately prior to the effective time of the Mergers: (1) 0.4041 shares of Crescent Capital Maryland BDC common stock and (2) $3.1784 per share in cash, $1.6761 of which will be paid by Crescent Cap Advisors, LLC, the external investment adviser of Crescent Capital BDC, and $1.5023 of which will be paid by Crescent Capital Maryland BDC (less the amount of any special dividends declared by Alcentra Capital after the date of the Merger Agreement to comply with applicable tax requirements (excluding regular quarterly dividends up to a maximum amount of $0.18 per share of Alcentra Capital common stock)). Crescent Capital Maryland BDC is expected to apply to have its common stock listed on The Nasdaq Stock Market under the symbol “CCAP,” with such listing expected to be effective as of the closing date of the Mergers.

After the completion of the Mergers, based on the number of shares of Crescent Capital BDC common stock issued and outstanding as of December 6, 2019, Crescent Capital BDC stockholders and Alcentra Capital stockholders are expected to own approximately 80% and 20%, respectively, of the combined company’s outstanding common stock.

The market price of Alcentra Capital common stock will fluctuate before the completion of the Mergers and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”). You should obtain current stock price quotations for Alcentra Capital common stock. Alcentra Capital common stock trades on the Nasdaq Global Select Market under the symbol “ABDC.”

Your vote is extremely important. At a special meeting of Alcentra Capital stockholders (the “Alcentra Capital Special Meeting”), Alcentra Capital stockholders will be asked:

•	to approve the First Merger; and

•

to approve any adjournments of the Alcentra Capital Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the meeting to approve the First Merger.

In order to complete the Transactions, Alcentra Capital stockholders are required to approve the First Merger. The proposal to approve the First Merger requires that a majority of the outstanding shares of Alcentra Capital common stock entitled to vote on such proposal vote “for” the approval of the First Merger in order for such proposal to be approved. The adjournment proposal requires that a majority of the votes cast by the holders of Alcentra Capital common stock present or represented and entitled to vote on such proposal at the Alcentra Capital Special Meeting vote “for” such proposal in order for it to be approved.

Alcentra Capital urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the Alcentra Capital Special Meeting. Instructions are shown on the proxy card. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such record holder. If you have any questions about any of the matters to be voted on at the Alcentra Capital Special Meeting or the joint proxy statement/prospectus or need assistance voting your shares, please call D. F. King & Co., Inc., which is assisting Alcentra Capital with the solicitation of proxies, toll-free at (800) 741-3311 or collect at (212) 269-5550.

After careful consideration, the Alcentra Capital Board of Directors, including each of its independent directors, and upon recommendation from the Committee of Independent Directors, unanimously recommends that its stockholders vote:

•	“FOR” the approval of the First Merger; and

•

“FOR” the approval of any adjournments of the Alcentra Capital Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the meeting to approve the First Merger.

The joint proxy statement/prospectus accompanying this letter describes the Alcentra Capital Special Meeting, the special meeting of Crescent Capital BDC stockholders, the Transactions, the Merger Agreement, the other documents related to the Transactions and other related matters that an Alcentra Capital stockholder ought to know before voting on the proposals described herein and should be retained for future reference. Please carefully read the entire joint proxy statement/prospectus, including “Questions and Answers about the Alcentra Capital Special Meeting, the Crescent Capital BDC Special Meeting and the Transactions” beginning on page 6, “Risk Factors” beginning on page 39, “Description of the Transactions” beginning on page 133, “Description of the Merger Agreement” beginning on page 200 and “Alcentra Capital Proposal #1: Approval of the First Merger” beginning on page 281, for a discussion of the Transactions, the risks relating to the Transactions, and other important information. You also can obtain information about Alcentra Capital and Crescent Capital BDC from documents that each has filed with the Securities and Exchange Commission. See “Where You Can Find More Information” for instructions on how to obtain such information.

Sincerely,

Suhail A. Shaikh

Chief Executive Officer

The Securities and Exchange Commission has not approved or disapproved the Crescent Capital Maryland BDC common stock to be issued under the joint proxy statement/prospectus or the Transactions described in the joint proxy statement/prospectus, or determined if the joint proxy statement/prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

The date of the joint proxy statement/prospectus is [●], 2019 and it is first being mailed or otherwise delivered to Alcentra Capital’s stockholders on or about [●], 2019.

Alcentra Capital Corporation

200 Park Avenue, 7th Floor

New York, New York 10166

(212) 922-8240

In addition, if you have any questions about any of the matters to be voted on at the Alcentra Capital Special Meeting or the joint proxy statement/prospectus, would like additional copies of the joint proxy statement/prospectus or need to obtain proxy cards or other information related to the proxy solicitation, you may contact D.F. King & Co., Inc., Alcentra Capital’s proxy solicitor, at the address and telephone numbers listed below. You will not be charged for any of these documents that you request.

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

(800) 714-3311 (toll free)

(212) 269-5550 (call collect)

Alcentra Capital Corporation

200 Park Avenue, 7th Floor

New York, New York 10166

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 29, 2020

To the Stockholders of Alcentra Capital Corporation:

Notice is hereby given that Alcentra Capital Corporation, a Maryland corporation, or “Alcentra Capital,” will hold a Special Meeting of the Stockholders of Alcentra Capital, or the “Alcentra Capital Special Meeting,” on January 29, 2020 at 9:00 a.m., New York time, at the offices of Dechert LLP, located at 1095 Avenue of the Americas, 28th Floor, New York, New York 10036 for the following purposes:

1.

To consider and vote upon a proposal to approve the merger of Atlantis Acquisition Sub, Inc., or “Acquisition Sub,” a wholly owned subsidiary of Crescent Capital BDC, Inc., or “Crescent Capital BDC,” with and into Alcentra Capital (the “First Merger”) with Alcentra Capital surviving as a wholly owned subsidiary of Crescent Capital BDC (following Crescent Capital BDC’s reincorporation by merger into the State of Maryland), pursuant to the Agreement and Plan of Merger, dated as of August 12, 2019, and as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 27, 2019, or the “Merger Agreement,” by and among Alcentra Capital, Crescent Capital BDC, Acquisition Sub, and solely for the limited purposes set forth therein, Crescent Cap Advisors, LLC, Crescent Capital BDC’s investment adviser; and

2.

To consider and vote upon a proposal to approve the adjournment of the Alcentra Capital Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Alcentra Capital Special Meeting to approve the First Merger.

Only the holders of record of shares of Alcentra Capital common stock at the close of business on November 29, 2019 will be entitled to receive notice of and vote at the Alcentra Capital Special Meeting.

It is important that all Alcentra Capital stockholders participate in the affairs of Alcentra Capital, regardless of the number of shares owned. Accordingly, Alcentra Capital urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the meeting. Instructions are shown on the proxy card.

You have the option to revoke the proxy at any time prior to the meeting or to vote your shares in person if you attend the meeting and are the record owner of the shares.

The Alcentra Capital Board of Directors, including each of its independent directors, and its Committee of Independent Directors, has unanimously approved the Merger Agreement and the transactions contemplated thereby, and the Alcentra Capital Board of Directors, including each of its independent directors, and upon recommendation from its Committee of Independent Directors, unanimously recommends that Alcentra Capital stockholders vote “FOR” the approval of the First Merger and “FOR” the adjournment of the Alcentra Capital Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Alcentra Capital Special Meeting to approve the First Merger.

By Order of the Board of Directors,

Ellida McMillan

Secretary

New York, New York

December [●], 2019

YOUR VOTE IS IMPORTANT!

ALCENTRA CAPITAL URGES YOU TO PROMPTLY FILL OUT, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR AUTHORIZE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET AS SOON AS POSSIBLE EVEN IF YOU PLAN TO ATTEND THE ALCENTRA CAPITAL SPECIAL MEETING. INSTRUCTIONS ARE SHOWN ON THE PROXY CARD. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such record holder.

The accompanying joint proxy statement/prospectus provides a description of the Merger Agreement, the transactions contemplated thereby, including the First Merger, and the matters to be considered at the Alcentra Capital Special Meeting. Alcentra Capital urges you to read the accompanying joint proxy statement/prospectus and its annexes carefully and in their entirety. If you have any questions concerning the Merger Agreement, the transactions contemplated thereby, or the matters to be considered at the Alcentra Capital Special Meeting or the joint proxy statement/prospectus, would like additional copies of the joint proxy statement/prospectus or need help voting your shares, please contact Alcentra Capital’s proxy solicitor:

D. F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

(800) 714-73311 (toll free)

(212) 269-5550 (call collect)

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Page
Extension; Waiver	223
Expenses; Transfer Taxes	224
Governing Law; Jurisdiction	224
Specific Performance	225
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION MERGER AND THE MERGERS	226

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS	243

CAPITALIZATION	265

CRESCENT CAPITAL BDC PROPOSAL #1: THE APPROVAL OF THE REINCORPORATION MERGER	266

CRESCENT CAPITAL BDC PROPOSAL #2: ISSUANCE OF CRESCENT CAPITAL MARYLAND BDC COMMON STOCK TO ALCENTRA CAPITAL STOCKHOLDERS PURSUANT TO THE MERGER AGREEMENT AT A PRICE THAT IS BELOW ITS THEN-CURRENT NAV PER SHARE, IF APPLICABLE	268

CRESCENT CAPITAL BDC PROPOSAL #3: THE APPROVAL OF THE PROPOSED CRESCENT CAPITAL BDC INVESTMENT ADVISORY AGREEMENT	269

CRESCENT CAPITAL BDC PROPOSAL #4: POSSIBLE ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY OR APPROPRIATE	280

ALCENTRA CAPITAL PROPOSAL #1: APPROVAL OF THE FIRST MERGER	281

ALCENTRA CAPITAL PROPOSAL #2: POSSIBLE ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY OR APPROPRIATE	282

MARKET PRICE INFORMATION	283

BUSINESS OF CRESCENT CAPITAL BDC	284

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CRESCENT CAPITAL BDC	298

SENIOR SECURITIES OF CRESCENT CAPITAL BDC	334

PORTFOLIO COMPANIES OF CRESCENT CAPITAL BDC	335

MANAGEMENT OF CRESCENT CAPITAL BDC	349

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF CRESCENT CAPITAL BDC	360

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF CRESCENT CAPITAL BDC	363

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISKS OF ALCENTRA CAPITAL	365

BUSINESS OF ALCENTRA CAPITAL	366

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ALCENTRA CAPITAL	376

SENIOR SECURITIES OF ALCENTRA CAPITAL	390

PORTFOLIO COMPANIES OF ALCENTRA CAPITAL	391

MANAGEMENT OF ALCENTRA CAPITAL	395

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF ALCENTRA CAPITAL	414

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF ALCENTRA CAPITAL	416

DESCRIPTION OF ALCENTRA CAPITAL’S CAPITAL STOCK	418

DESCRIPTION OF CRESCENT CAPITAL MARYLAND BDC’S CAPITAL STOCK	425

CRESCENT CAPITAL MARYLAND BDC DIVIDEND REINVESTMENT PLAN	434

ALCENTRA CAPITAL DIVIDEND REINVESTMENT PLAN	436

ii

iii

ABOUT THIS JOINT PROXY STATEMENT/PROSPECTUS

This joint proxy statement/prospectus, which forms part of a registration statement on Form N-14 filed with the Securities and Exchange Commission (the “SEC”) by Crescent Capital Maryland BDC (File No. 333-233995), constitutes a prospectus of Crescent Capital Maryland BDC under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Crescent Capital Maryland BDC Common Stock to be issued to Alcentra Capital stockholders pursuant to the Merger Agreement.

This joint proxy statement/prospectus also constitutes a joint proxy statement of Crescent Capital BDC and Alcentra Capital under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to the special meeting of Alcentra Capital stockholders, at which Alcentra Capital stockholders will be asked to vote on a proposal to approve the First Merger and a proposal to approve an adjournment of the Alcentra Capital Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Alcentra Capital Special Meeting to approve the First Merger. This joint proxy statement/prospectus also constitutes a notice of meeting with respect to the special meeting of Crescent Capital BDC stockholders, at which Crescent Capital BDC stockholders will be asked to vote on (1) a proposal to approve the Reincorporation Merger pursuant to the plan of merger included as Exhibit B to Amendment No. 1, which is attached as Annex B to this joint proxy statement/prospectus, the approval of which will result in Crescent Capital BDC’s reincorporation from the State of Delaware to the State of Maryland and being subject to the charter of the surviving corporation substantially in the form set forth in Exhibit A to Amendment No. 1, which is attached as Annex B to this joint proxy statement/prospectus, (2) a proposal to approve the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current net asset value (“NAV”) per share, if applicable, (3) a proposal to approve the Proposed Crescent Capital BDC Investment Advisory Agreement between Crescent Capital BDC and its investment adviser, Crescent Cap Advisors and (4) a proposal to adjourn the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Crescent Capital BDC Special Meeting to approve the foregoing proposals. Information about these meetings and the Transactions is contained in this joint proxy statement/prospectus.

You should rely only on the information contained in this joint proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated [●], 2019. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither the mailing of this joint proxy statement/prospectus to Crescent Capital BDC stockholders or Alcentra Capital stockholders nor the issuance by Crescent Capital Maryland BDC of the shares of Crescent Capital Maryland BDC Common Stock to be issued to Alcentra Capital stockholders pursuant to the Merger Agreement will create any implication to the contrary.

This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding Crescent Capital BDC has been provided by Crescent Capital BDC and information contained in this joint proxy statement/prospectus regarding Alcentra Capital has been provided by Alcentra Capital.

When used in this joint proxy statement/prospectus, unless otherwise indicated in this joint proxy statement/prospectus or the context otherwise requires:

•	“Acquisition Sub” refers to Atlantis Acquisition Sub, Inc., a wholly owned subsidiary of Crescent Capital BDC;

•	“Alcentra Capital” refers to Alcentra Capital Corporation and, where applicable, its consolidated subsidiaries;

•	“Alcentra Capital Board” refers to the Board of Directors of Alcentra Capital;

•	“Alcentra Capital Bylaws” refers to Alcentra Capital’s amended and restated bylaws dated as of March 8, 2018;

•	“Alcentra Capital Charter” refers to Alcentra Capital’s Articles of Amendment and Restatement dated as of March 6, 2014, as filed with the State Department of Assessments and Taxation of Maryland;

•	“Alcentra Capital Common Stock” refers to Alcentra Capital’s common stock, par value $0.001 per share;

•	“Alcentra Capital Credit Facility” refers to Alcentra Capital’s senior secured revolving credit facility with ING Capital LLC, as amended and restated from time to time;

•

“Alcentra Capital InterNotes” refers to Alcentra Capital’s $55.0 million in aggregate principal amount of unsecured notes outstanding, series of which bear interest at a fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance of the respective series;

•	“Alcentra Capital Investment Advisory Agreement” refers to Alcentra Capital’s Amended and Restated Investment Advisory Agreement, dated as of May 4, 2018, with Alcentra NY;

•	“Alcentra Capital Special Meeting” refers to Special Meeting of the Stockholders of Alcentra Capital;

•	“Alcentra Group” refers to Alcentra NY, together with Alcentra Limited, both indirect subsidiaries of BNY Mellon;

•	“Alcentra NY” refers to Alcentra Capital’s investment adviser, Alcentra NY, LLC;

•

“Alcentra Tax Dividend” refers to any special dividends declared by Alcentra Capital after the date of the Merger Agreement (excluding regular quarterly dividends up to a maximum amount of $0.18 per share of Alcentra Capital Common Stock);

•	“Amendment No. 1” refers to Amendment No. 1 to the Original Merger Agreement, dated as of September 27, 2019;

•	“BDC” refers to a business development company under the Investment Company Act;

•	“BNY Mellon” refers to Bank of New York Mellon Corporation;

•

“Cash Consideration” refers to $3.1784 per share in cash consideration (consisting of $1.5023 per share in cash paid by Crescent Capital Maryland BDC (less the amount of any Alcentra Tax Dividend declared by Alcentra Capital after the date of the Merger Agreement) and $1.6761 per share in cash paid by Crescent Cap Advisors);

•	“CCAP Administration” refers to Crescent Capital BDC’s administrator, CCAP Administration LLC (f/k/a CBDC Administration, LLC);

•	“CCAP Administration Agreement” refers to the administration agreement between Crescent Capital BDC and CCAP Administration, dated as of June 2, 2015;

•	“CCG LP” refers to Crescent Capital Group LP, the majority member of Crescent Cap Advisors and the sole member of CCAP Administration;

•	“Code” refers to the Internal Revenue Code of 1986, as amended;

•	“Crescent Cap Advisors” refers to Crescent Capital BDC’s investment adviser, Crescent Cap Advisors, LLC (f/k/a CBDC Advisors, LLC);

•

“Crescent Cap Advisors Consideration” refers to the Alcentra Capital stockholders’ right, in exchange for each share of Alcentra Capital Common Stock, to receive $1.6761 per share in cash paid by Crescent Cap Advisors (such amount of cash, as may be adjusted pursuant to the Merger Agreement);

•

“Crescent Capital BDC” refers to (i) for any period prior to the Reincorporation Merger, Crescent Capital BDC, Inc., the Delaware corporation, and, where applicable, its consolidated subsidiaries, and (ii) for any period following the Reincorporation Merger, Crescent Capital Maryland BDC in its capacity as the surviving corporation in the Reincorporation Merger and, where applicable, its consolidated subsidiaries;

•	“Crescent Capital BDC Board” refers to the Board of Directors of Crescent Capital BDC;

•	“Crescent Capital BDC Common Stock” refers to Crescent Capital BDC’s common stock, par value $0.001 per share;

•

“Crescent Capital BDC Consideration” refers to the Alcentra Capital stockholders’ right (as part of the Merger Consideration) to receive in exchange for each share of Alcentra Capital Common Stock from Crescent Capital Maryland BDC (i) $1.5023 in cash (less the amount of any Alcentra Tax Dividend declared by Alcentra Capital after the date of the Merger Agreement) and (ii) 0.4041 of a share of Crescent Capital Maryland BDC Common Stock (and, if applicable, cash in lieu of fractional shares of Crescent Capital Maryland BDC Common Stock);

•	“Crescent Capital BDC Delaware Bylaws” refers to Crescent Capital BDC’s current bylaws prior to the Reincorporation Merger;

•	“Crescent Capital BDC Delaware Charter” refers to Crescent Capital BDC’s amended and restated certificate of incorporation as filed with the Secretary of State of the State of Delaware;

•	“Crescent Capital BDC Investment Advisory Agreement” refers to the Investment Advisory Agreement between Crescent Capital BDC and Crescent Cap Advisors, dated as of June 2, 2015;

•	“Crescent Capital BDC Maryland Bylaws” refers to Crescent Capital Maryland BDC’s bylaws after the Reincorporation Merger;

•

“Crescent Capital BDC Maryland Charter” refers to the charter of Crescent Capital Maryland BDC, as the surviving corporation in the Reincorporation Merger, as will be filed with the State Department of Assessments and Taxation of Maryland substantially in the form set forth in Exhibit A to the Merger Agreement;

•	“Crescent Capital BDC Resource Sharing Agreement” refers to the resource sharing agreement between Crescent Cap Advisors and CCG LLP;

•	“Crescent Capital BDC Special Meeting” refers to the Special Meeting of the Stockholders of Crescent Capital BDC;

•

“Crescent Capital Maryland BDC” refers to Crescent Reincorporation Sub, Inc., the surviving corporation of the Reincorporation Merger and, prior to the Reincorporation Merger, a wholly owned subsidiary of Crescent Capital BDC;

•	“Crescent Capital Maryland BDC Board” refers to the Board of Directors of Crescent Capital Maryland BDC;

•	“Crescent Capital Maryland BDC Common Stock” refers to refers to Crescent Capital Maryland BDC’s common stock, par value $0.001 per share;

•	“DGCL” refers to the Delaware General Corporation Law;

•	“Effective Time” refers to the effective time of the Mergers;

•	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

•

“Exchange Ratio” refers to the Alcentra Capital stockholders’ right (as part of the Merger Consideration) to receive in exchange for each share of Alcentra Capital Common Stock from Crescent Capital Maryland BDC 0.4041 of a share of Crescent Capital Maryland BDC Common Stock, subject to adjustment pursuant to the Merger Agreement;

•	“First Merger” refers to the merger of Acquisition Sub with and into Alcentra Capital, with Alcentra Capital being the surviving entity of such merger, pursuant to the Merger Agreement;

•	“Independent Director Committee” refers to the Committee of Independent Directors of the Alcentra Capital Board;

•	“Investment Company Act” refers to the Investment Company Act of 1940, as amended;

•	“LIBOR” refers to the London Interbank Offered Rate;

•	“Listing” refers to the listing of Crescent Capital Maryland BDC Common Stock on NASDAQ in connection with the Transactions;

•	“Mergers” refers to the First Merger and the Second Merger, collectively;

•

“Merger Agreement” refers to the Agreement and Plan of Merger, dated as of August 12, 2019, by and among Crescent Capital BDC, Acquisition Sub, Alcentra Capital, and solely for the limited purposes set forth therein, Crescent Cap Advisors; as amended by Amendment No. 1;

•

“Merger Consideration” refers to the Alcentra Capital stockholders’ right to receive in exchange for each share of Alcentra Capital Common Stock: (a) the Crescent Capital BDC Consideration and (b) the Crescent Cap Advisors Consideration;

•	“MGCL” refers to the Maryland General Corporation Law;

•	“NASDAQ” refers to The Nasdaq Stock Market;

•

“Original Merger Agreement” refers to the Agreement and Plan of Merger, dated as of August 12, 2019, by and among Crescent Capital BDC, Acquisition Sub, Alcentra Capital, and solely for the limited purposes set forth therein, Crescent Cap Advisors;

•

“Proposed Crescent Capital BDC Investment Advisory Agreement” refers to the proposed amended and restated investment advisory agreement between Crescent Capital BDC and its investment adviser, Crescent Cap Advisors, to be considered and voted upon by Crescent Capital BDC stockholders at the Crescent Capital BDC Special Meeting;

•	“Reincorporation” refers to the reincorporation of Crescent Capital BDC from the State of Delaware to the State of Maryland;

•

“Reincorporation Merger” refers to the merger of Crescent Capital BDC with and into a newly formed wholly owned subsidiary, Crescent Capital Maryland BDC, with Crescent Capital Maryland BDC as the surviving corporation, pursuant to the plan of merger included as Exhibit B to Amendment No. 1, which is attached as Annex B to this joint proxy statement/prospectus, resulting in Crescent Capital BDC’s reincorporation from the State of Delaware to the State of Maryland and being subject to the charter of the surviving corporation substantially in the form set forth in Exhibit A to Amendment No. 1, which is attached as Annex B to this joint proxy statement/prospectus;

•	“RIC” refers to a regulated investment company under subchapter M of the Code;

•	“SBCAA” refers to The Small Business Credit Availability Act, as amended;

•	“SEC” refers to the Securities and Exchange Commission;

•

“Second Merger” refers to the merger of Alcentra Capital with and into Crescent Capital Maryland BDC, with Crescent Capital Maryland BDC being the surviving entity in such merger, pursuant to the Merger Agreement;

•	“Securities Act” refers to the Securities Act of 1933, as amended;

•	“State Street” refers to State Street Bank and Trust Company;

•	“Supporting Crescent Capital BDC Stockholders” refers to Crescent Capital BDC’s stockholders that entered into Voting Agreements with Alcentra Capital;

•	“Transactions” refers to the Mergers and the other transactions contemplated by the Merger Agreement; and

•	“Voting Agreements” refers to voting agreements entered into by Alcentra Capital with the Supporting Crescent Capital BDC Stockholders in connection with the Merger Agreement.

QUESTIONS AND ANSWERS ABOUT THE ALCENTRA CAPITAL SPECIAL MEETING, THE CRESCENT CAPITAL BDC SPECIAL MEETING AND THE TRANSACTIONS

The questions and answers below highlight only selected information from this joint proxy statement/prospectus. They do not contain all of the information that may be important to you. You should read carefully this joint proxy statement/prospectus to fully understand the Merger Agreement and the Transactions, including the Mergers, and the voting procedures for the Alcentra Capital Special Meeting and the Crescent Capital BDC Special Meeting, respectively.

Q:	Why am I receiving these materials?

A:

Alcentra Capital and Crescent Capital BDC are sending these materials to their respective stockholders to help them decide how to vote their shares of Alcentra Capital Common Stock or Crescent Capital BDC Common Stock, as the case may be, at their respective special meetings concerning the Transactions.

At the Alcentra Capital Special Meeting, Alcentra Capital common stockholders will be asked to vote on a proposal to approve the First Merger and a proposal to approve the adjournment of the Alcentra Capital Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Alcentra Capital Special Meeting to approve the foregoing proposal.

At the Crescent Capital BDC Special Meeting, Crescent Capital BDC common stockholders will be asked to vote (i) on a proposal to approve the Reincorporation Merger pursuant to the plan of merger included as Exhibit B to Amendment No. 1, which is attached as Annex B to this joint proxy statement/prospectus, the approval of which will result in Crescent Capital BDC’s reincorporation from the State of Delaware to the State of Maryland and being subject to the charter of the surviving corporation substantially in the form set forth Exhibit A to the Merger Agreement, with such entity after the Reincorporation Merger referred to herein as Crescent Capital Maryland BDC, (ii) a proposal to approve the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, (iii) a proposal to approve the Proposed Crescent Capital BDC Investment Advisory Agreement and (iv) a proposal to approve the adjournment of the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Crescent Capital BDC Special Meeting to approve the foregoing proposals. Information about these special meetings and the Mergers and other Transactions are contained in this joint proxy statement/prospectus.

The Alcentra Capital Board and Crescent Capital BDC Board have both unanimously approved the Mergers and the Merger Agreement as in the best interests of Alcentra Capital and Crescent Capital BDC, respectively, and their respective stockholders. Please see the section entitled “Description of the Transactions—Reasons for the Transactions.”

This joint proxy statement/prospectus summarizes the information regarding the matters to be voted upon at the Alcentra Capital Special Meeting and the Crescent Capital BDC Special Meeting. However, you do not need to attend your special meeting to vote your shares. You may simply sign the enclosed proxy and return it promptly in the envelope provided or authorize your proxy by telephone or through the Internet. Instructions are shown on the proxy card. It is very important that you vote your shares at your special meeting. The First Merger cannot be completed unless Alcentra Capital stockholders approve the First Merger and Crescent Capital BDC stockholders approve the Reincorporation Merger, the issuance of Crescent Capital Maryland BDC Common Stock in connection with the Mergers at a price below its then-current NAV per share, if applicable, and the approval of the Proposed Crescent Capital BDC Investment Advisory Agreement.

If you hold some or all of your shares in a brokerage account, your broker will not be permitted to vote your shares unless you provide them with instructions on how to vote your shares. For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend your special meeting and vote your shares in person. Stockholders are urged to authorize proxies by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details. If your broker holds your shares and you attend your special meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the special meeting.

Q:	When and where is the Alcentra Capital Special Meeting?

A:

The Alcentra Capital Special Meeting will take place on January 29, 2020 at 9:00 a.m., New York time, at the offices of Dechert LLP, located at 1095 Avenue of the Americas, 28th Floor, New York, New York 10036.

Q:	When and where is the Crescent Capital BDC Special Meeting?

A:

The Crescent Capital BDC Special Meeting will take place on January 29, 2020 at 10:00 a.m., Los Angeles time, at the offices of Crescent Capital BDC, located at 11100 Santa Monica Boulevard, Suite 2000 Los Angeles, California 90025.

Q:	What is happening at the Alcentra Capital Special Meeting?

A:	Alcentra Capital stockholders are being asked to consider and vote on the following matters at their special meeting:

•	a proposal to approve the First Merger; and

•

a proposal to approve the adjournment of the Alcentra Capital Special Meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the Alcentra Capital Special Meeting to approve the foregoing proposal.

Q:	What is happening at the Crescent Capital BDC Special Meeting?

A:	Crescent Capital BDC stockholders are being asked to consider and vote on the following matters at their special meeting:

•

a proposal to approve the Reincorporation Merger pursuant to the plan of merger included as Exhibit B to Amendment No. 1, which is attached as Annex B to this joint proxy statement/prospectus, the approval of which will result in Crescent Capital BDC’s reincorporation from the State of Delaware to the State of Maryland and being subject to the charter of the surviving corporation substantially in the form set forth Exhibit A to Amendment No. 1, with such entity after the Reincorporation Merger referred to herein as Crescent Capital Maryland BDC;

•

a proposal to approve the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable;

•	a proposal to approve Crescent Capital BDC’s Proposed Crescent Capital BDC Investment Advisory Agreement with its investment advisor, Crescent Cap Advisors; and

•

a proposal to approve the adjournment of the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the Crescent Capital BDC Special Meeting to approve the foregoing proposals.

Q:	What will happen in the Mergers?

A:

Subject to the terms and conditions of the Merger Agreement, the transactions contemplated by the Merger Agreement will be accomplished in three steps. First, in the Reincorporation Merger, Crescent Capital BDC will merge into Crescent Capital Maryland BDC, resulting in Crescent Capital BDC’s reincorporation from the State of Delaware to the State of Maryland. The surviving entity of the Reincorporation Merger will be renamed Crescent Capital BDC, Inc. and will be governed by the charter of the surviving corporation substantially in the form set forth Exhibit A to the Merger Agreement and further described herein under the heading “Comparison of Stockholder Rights.” Next, in the First Merger, Acquisition Sub will merge with and into Alcentra Capital and the separate corporate existence of Acquisition Sub will cease. Immediately thereafter, Alcentra Capital will merge with and into Crescent Capital Maryland BDC and the separate corporate existence of Alcentra Capital will cease. Crescent Capital Maryland BDC will be the surviving entity of the Mergers and will succeed to and assume all the rights and obligations of Alcentra Capital and will continue its existence as a corporation under Maryland law.

Simplified Structure Before the Completion of the Mergers

Simplified Structure Following the Completion of the Mergers

Q:	What will Alcentra Capital stockholders receive in the First Merger?

A:

Each Alcentra Capital stockholder will be entitled to receive for each share of Alcentra Capital Common Stock owned by such Alcentra Capital stockholder immediately prior to the First Merger (A) a total of $3.1784 in cash, without interest, as may be adjusted pursuant to the Merger Agreement, and (B) 0.4041 shares of Crescent Capital Maryland BDC Common Stock subject to the payment of cash instead of fractional shares. For example, if an Alcentra Capital stockholder currently owns 100 shares of Alcentra Capital Common Stock, then, as a result of the First Merger, the stockholder will receive $317.84 in cash and 40 shares of Crescent Capital BDC Common Stock, plus cash instead of the fractional 0.41 share of Crescent Capital BDC Common Stock, in exchange for the stockholder’s 100 shares of Alcentra Capital Common Stock.

Q:	Is the Exchange Ratio subject to any adjustment?

A:

Generally, no. The Exchange Ratio will only be adjusted if (i) the outstanding shares of Alcentra Capital Common Stock or Crescent Capital BDC Common Stock have themselves been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend (other than as a result of shares delivered pursuant to Crescent Capital BDC’s dividend reinvestment plan) or dividend payable in any other securities shall be declared with a record date prior to closing or if any other similar event shall have occurred or (ii) after the date of the Merger Agreement and prior to the effective time of the First Merger, Alcentra Capital declares any dividends (excluding regular quarterly dividends up to a maximum amount of $0.18 per share of Alcentra Capital Common Stock) required to meet certain RIC qualification requirements and the aggregate amount of any such dividends is greater than the amount of the total cash consideration of Crescent Capital Maryland BDC, then the Exchange Ratio may be adjusted to account for such dividends.

Q:	Will Crescent Capital BDC stockholders be permitted to transfer shares of Crescent Capital BDC Common Stock prior to the Effective Time?

A:

Generally, no. Under the terms of the subscription agreements by and between Crescent Capital BDC stockholders and Crescent Capital BDC, Crescent Capital BDC stockholders are not permitted to sell, assign, transfer or otherwise dispose of their shares of Crescent Capital BDC Common Stock or capital commitment unless Crescent Capital BDC provides its prior written consent and the transfer is otherwise made in accordance with applicable law.

In addition, each Voting Agreement prohibits the applicable Supporting Crescent Capital BDC Stockholder from transferring any of its shares of Crescent Capital BDC Common Stock or any economic or voting rights with respect thereto or entering into any contract, option or other arrangement or understanding with respect thereto, for the period between August 12, 2019 and the earlier of the effectiveness of the Transactions and the termination of the Merger Agreement in accordance with its terms, other than certain permitted transfers or with the prior written consent of Alcentra Capital. As of December 6, 2019, the Supporting Crescent Capital BDC Stockholders are entitled to vote approximately 14,045,810 shares of Crescent Capital BDC Common Stock, or approximately 67% of the outstanding shares of Crescent Capital BDC Common Stock. See “Description of the Transactions—Stockholder Voting Agreements” for more information.

Q:	Will Crescent Capital Maryland BDC Common Stock be listed on a national securities exchange following the Mergers?

A:

Yes. Crescent Capital Maryland BDC is expected to apply to have its shares of common stock listed on NASDAQ under the symbol “CCAP.” If the Mergers are successfully consummated, and such application is approved, the Listing is expected to be effective as of the closing date of the Mergers.

Q:	Will Crescent Capital Maryland BDC stockholders be able to transfer shares of Crescent Capital Maryland BDC Common Stock following the Listing?

A:

Shares of Crescent Capital Maryland BDC Common Stock received by Crescent Capital BDC stockholders in the Reincorporation will be subject to transfer restrictions under the Crescent Capital BDC Maryland Charter for a period of up to one year following the Listing.

The Crescent Capital BDC Maryland Charter provides that during the period beginning with the Reincorporation and ending 365 days after the date of the Listing, any transfer (whether by sale, gift, merger, operation of law or otherwise), exchange, assignment, pledge, hypothecation or other disposition or encumbrance of any shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder attendant to the Reincorporation is prohibited, and therefore not effective, until 180 days after the date of the Listing for one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation, 270 days after the date of the Listing for another one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation and 365 days after the date of the Listing for the final one-third of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation, unless the Crescent Capital Maryland BDC Board provides prior written consent permitting an earlier effective date and the transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance is made in accordance with applicable securities and other laws.

Such transfer restrictions are applicable only to shares received by Crescent Capital BDC stockholders in the Reincorporation, and not to shares of Crescent Capital Maryland BDC Common Stock issued to Alcentra Capital stockholders in the First Merger, and will be in addition to any transfer restrictions applicable by law or any applicable agreements between the stockholder and Crescent Capital Maryland BDC.

Q:	Who is responsible for paying the expenses relating to completing the Mergers, including the preparation of this joint proxy statement/prospectus and the solicitation of proxies?

A:

In general, Alcentra Capital and Crescent Capital BDC will each be responsible for its own expenses incurred in connection with the completion of the transactions contemplated by the Merger Agreement. However, Crescent Capital BDC will pay all costs and expenses in connection with the filings of the notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). In connection with the Mergers, Crescent Capital BDC expects to incur approximately $5.4 million in estimated transaction costs (net of the $1.4 million of transaction costs subsidy received from Crescent Cap Advisors) and Alcentra Capital expects to incur approximately $4.5 million in estimated transaction costs. See “Description of the Merger Agreement—Expenses; Transfer Taxes.”

Q:	Will I receive dividends after the Mergers?

A:

Crescent Capital BDC currently intends to distribute quarterly dividends to its stockholders. The amount and timing of past dividends and distributions are not a guarantee of any future dividends or distributions, or the amount thereof, the payment, timing and amount of which will be determined by Crescent Capital BDC Board and depend on Crescent Capital BDC’s cash requirements, its financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors.

Q:	Are the Mergers subject to any third-party consents?

A:

As of the date of this joint proxy statement/prospectus, Alcentra Capital and Crescent Capital BDC believe that they have obtained all necessary third-party consents other than stockholder approval and regulatory approvals. Under the Merger Agreement, Alcentra Capital and Crescent Capital BDC shall use their respective reasonable best efforts to obtain certain consents and approvals from persons necessary in connection with the consummation of the Transactions. As of the date of this joint proxy statement/prospectus, Alcentra Capital and Crescent Capital BDC are not aware of any necessary third-party approvals other than HSR approval and the applicable stockholder approvals necessary to consummate the Transactions.

The obligations of Alcentra Capital and Crescent Capital BDC are subject to the satisfaction or (to the extent permitted by law) waiver of certain conditions, including the condition that any applicable waiting period (and any extension thereof) under antitrust laws relating to the consummation of the First Merger shall have expired or early termination thereof shall have been granted. Alcentra Capital and Crescent Capital BDC have agreed to use their respective reasonable best efforts to obtain all necessary actions or non-actions, consents and approvals from governmental authorities in connection with the consummation of the Transactions, including the First Merger, and the making of all necessary registrations and filings (including filings with governmental authorities, if any). Early termination of the waiting period under the HSR Act was granted on September 10, 2019.

Q:	How do Crescent Capital BDC’s investment objective and strategy differ from Alcentra Capital’s?

A:

Like Alcentra Capital, Crescent Capital BDC is an externally managed business development company. Crescent Capital BDC’s investment objective is to generate both current income and capital appreciation primarily through debt investments. Crescent Capital BDC and Alcentra Capital each focus on making investments in privately held companies.

Alcentra Capital’s investment objective is to generate both current income and, to a lesser extent, capital appreciation primarily by making direct investments in middle-market companies, which Alcentra Capital generally defines as companies with between $15 million to $75 million in annual EBITDA, or earnings before interest, taxes, depreciation and amortization, although Alcentra Capital may make investments in larger or smaller companies and other types of investments. These investments are typically in the form of first lien, second lien, unitranche debt and, to a lesser extent given the current credit environment, mezzanine debt. Alcentra Capital sources investments primarily through the network of relationships that the principals of Alcentra NY have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

Alcentra Capital has primarily invested in debt and equity securities of private companies in a variety of industries. Alcentra NY has a history of investing in companies that seek capital to use for leveraged buyouts, acquisitions, recapitalizations and growth initiatives. Alcentra Capital’s primary targeted industry sectors are: healthcare and pharmaceutical services; defense, aerospace, and government services; business and outsourced services, as these sectors have generally exhibited faster growth relative to the overall economy. Alcentra Capital may also make investments in portfolio companies that do not possess these characteristics or are outside of these industry sectors where it believes there are opportunities to prudently deploy capital.

Crescent Capital BDC concentrates on making investments in companies with annual EBITDA of between $10 million and $250 million, which it refers to as “middle-market” companies. Crescent Capital BDC’s business model is focused on the direct origination of loans to such middle-market companies. The companies in which Crescent Capital BDC invests use their capital to support buyout transactions, organic growth, acquisitions, market or product expansion and recapitalizations.

Crescent Capital BDC has constructed an investment portfolio of primarily first lien and unitranche loans, and to a lesser extent second lien debt and equity investments in private middle-market companies. Crescent Capital BDC’s portfolio is well diversified by industry sector and its concentration to any single issuer is limited. Crescent Capital BDC expects to generate revenues primarily in the form of interest income from the investments it holds in addition to income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees. The proportion of these investments will change over time given Crescent Capital BDC’s views on, among other things, the economic and credit environment in which Crescent Capital BDC operates.

The following table presents a comparison of Crescent Capital BDC’s and Alcentra Capital’s investment objectives and strategies:

	Crescent Capital BDC	Alcentra Capital
Primary Investment Objective	To generate both current income and capital appreciation primarily through debt investments.	To generate both current income and, to a lesser extent, capital appreciation primarily by making direct investments in middle-market companies.

Investment Focus	Primarily first lien and unitranche loans, and to a lesser extent second lien debt and equity investments in private middle-market companies.	Typically first lien, second lien, unitranche debt and, to a lesser extent given the current credit environment, mezzanine debt.

	Crescent Capital BDC	Alcentra Capital

Target Borrower	Middle market companies, which Crescent Capital BDC generally defines as companies with annual EBITDA of between $10 million and $250 million.	Middle market companies, which Alcentra Capital generally defines as companies with between $15 million to $75 million in annual EBITDA, although Alcentra Capital may make investments in larger or smaller companies and other types of investments.

Equity Investments	Crescent Capital BDC may make select equity investments; may receive equity interests such as warrants or options as additional consideration in connection with debt investments.	Alcentra Capital may make select equity investments; may receive equity interests such as warrants or options as additional consideration in connection with debt investments.

Q:	How will the combined company be managed following the Mergers?

A:

Upon completion of the Mergers, the current directors and officers of Crescent Capital BDC are expected to continue in their current positions in Crescent Capital Maryland BDC and Crescent Capital BDC’s investment adviser, Crescent Cap Advisors, will externally manage Crescent Capital Maryland BDC.

Q:	Are Alcentra Capital stockholders able to exercise dissenters’ rights?

A:

No. Alcentra Capital stockholders will not be entitled to exercise dissenters’ rights or rights of objecting stockholders with respect to any matter to be voted upon at the Alcentra Capital Special Meeting. Any Alcentra Capital stockholder may abstain from or vote against any of such matters.

Q:	Are Crescent Capital BDC stockholders able to exercise appraisal rights in the Reincorporation Merger?

A:

No. Crescent Capital BDC stockholders will not be entitled to exercise appraisal rights with respect to the Reincorporation Merger or any other matter to be voted upon at the Crescent Capital BDC Special Meeting. Any Crescent Capital BDC stockholder may abstain from or vote against any of such matters.

Q:	When do you expect to complete the Mergers?

A:

While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, Alcentra Capital and Crescent Capital BDC are working to complete the Mergers in the first quarter of 2020. Alcentra Capital and Crescent Capital BDC currently expect to complete the Mergers promptly following receipt of the required approvals at the Alcentra Capital Special Meeting and the Crescent Capital BDC Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement.

Q:	Are the Reincorporation Merger and the Mergers expected to be taxable transactions?

A:

The Reincorporation Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. If the Reincorporation Merger qualifies as a reorganization, then generally, for U.S. federal income tax purposes, no gain or loss will be recognized by Crescent Capital BDC stockholders upon the exchange of their Crescent Capital BDC Common Stock for Crescent Capital Maryland BDC Common Stock.

The Mergers, taken together, are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, and it is a condition to Alcentra Capital’s obligation to complete the Mergers that it receive a legal opinion to that effect. If the Mergers qualify as a reorganization, then generally, for U.S. federal income tax purposes, U.S. stockholders (as defined herein under the heading “Material U.S. Federal

Income Tax Consequences of the Reincorporation Merger and the Mergers”) will recognize gain, but will not recognize any loss, for U.S. federal income tax purposes, equal to the lesser of (i) the amount of cash received (other than cash received in lieu of a fractional share of Crescent Capital Maryland BDC Common Stock) and (ii) the excess, if any, of (x) the sum of the amount of cash received (including cash received in lieu of a fractional share of Crescent Capital Maryland BDC Common Stock) and the fair market value of the Crescent Capital Maryland BDC Common Stock received in the Mergers (determined at the effective time of the Mergers) over (y) the U.S. stockholder’s tax basis in the shares of Alcentra Capital Common Stock surrendered in the Mergers. If a U.S. stockholder recognizes gain equal to the amount described in clause (i) rather than clause (ii) of the preceding sentence, such U.S. stockholder will also recognize gain or loss attributable to cash received in lieu of a fractional share of Crescent Capital Maryland BDC Common Stock. Any gain recognized generally will be long-term capital gain, provided certain holding period and other requirements are met. The Alcentra Tax Dividend should not be treated for U.S. federal income tax purposes as part of the consideration paid for shares of Alcentra Capital Common Stock in the Mergers but instead should be treated for U.S. federal income tax purposes as a distribution with respect to the Alcentra Capital Common Stock.

Q:	What happens if the Mergers are not consummated?

A:

If the First Merger is not approved by the requisite vote of the Alcentra Capital stockholders, if the Reincorporation Merger is not approved by the requisite vote of the Crescent Capital BDC stockholders (unless this condition to the closing of the First Merger is waived by Alcentra Capital), or if the issuance of the shares of Crescent Capital Maryland BDC Common Stock to be issued pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, is not approved by the requisite vote of the Crescent Capital BDC stockholders, or if the First Merger is not completed for any other reason, Alcentra Capital’s stockholders will not receive any payment for their shares in connection with the First Merger. Instead, Alcentra Capital will remain an independent public company and its common stock will continue to be listed and traded on NASDAQ. In addition, under certain circumstances specified in the Merger Agreement, Alcentra Capital may be required to pay Crescent Capital BDC a termination fee of approximately $4.2 million. Neither Crescent Cap Advisors nor any affiliate thereof is entitled to any portion of such termination fee, if payable. See “Description of the Merger Agreement—Termination of the Merger Agreement.”

Q:	What Alcentra Capital stockholder vote is required to approve the First Merger?

A:

Approval of the First Merger pursuant to the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Alcentra Capital Common Stock entitled to vote at the Alcentra Capital Special Meeting. Abstentions will have the effect of a vote “against” the proposal.

Q:	What Crescent Capital BDC stockholder vote is required to approve the Reincorporation Merger?

A:

Approval of the proposal to approve the Reincorporation Merger, the approval of which will result in Crescent Capital BDC’s reincorporation from the State of Delaware to the State of Maryland, requires the affirmative vote of the holders of a majority of the outstanding shares of Crescent Capital BDC Common Stock. Abstentions and broker non-votes will have the effect of a vote “against” the proposal.

Q:

What Crescent Capital BDC stockholder vote is required to approve the issuance of Crescent Capital Maryland BDC Common Stock to be issued pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable?

A:

To approve of the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, stockholder approval may be obtained in either of two ways under the Investment Company Act.

First, the stock issuance proposal will be approved if Crescent Capital BDC obtains the affirmative vote of (1) a “majority of the outstanding voting securities” of Crescent Capital BDC Common Stock and (2) a “majority of the outstanding voting securities” of Crescent Capital BDC Common Stock held by persons that are not affiliated persons of Crescent Capital BDC. For these purposes, the Investment Company Act defines a “majority of the outstanding securities” (as described in the preceding sentence) as the lesser of (1) 67% or more of the outstanding shares of Crescent Capital BDC Common Stock present or represented by proxy at the Crescent Capital BDC Special Meeting if the holders of more than 50% of the shares of Crescent Capital BDC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Crescent Capital BDC Common Stock. In order to issue shares at a price below NAV pursuant to this approval, the Crescent Capital BDC Board would need to make certain determinations as required under the Investment Company Act. Second, the proposal can also be approved if it receives approval from a majority of Crescent Capital BDC stockholders. For purposes of approval under the Investment Company Act, abstentions and broker non-votes will have the effect of a vote “against” the proposal.

Q:

What Crescent Capital BDC stockholder vote is required to approve the Proposed Crescent Capital BDC Investment Advisory Agreement between Crescent Capital Maryland BDC and its investment adviser, Crescent Cap Advisors?

A:

The affirmative vote of a “majority of the outstanding voting securities” of Crescent Capital BDC Common Stock is required to approve the Proposed Crescent Capital BDC Investment Advisory Agreement between Crescent Capital Maryland BDC with its investment adviser, Crescent Cap Advisors. For these purposes, the Investment Company Act defines a “majority of the outstanding voting securities” as the lesser of (i) 67% or more of the outstanding shares of Crescent Capital BDC Common Stock present or represented by proxy at the Crescent Capital BDC Special Meeting if the holders of more than 50% of the shares of Crescent Capital BDC Common Stock are present or represented by proxy or (ii) more than 50% of the outstanding shares of Crescent Capital BDC Common Stock. For purposes of approval under the Investment Company Act, abstentions and broker non-votes will have the effect of a vote “against” the proposal.

Q:	What constitutes a quorum at the stockholder meetings?

A:

Alcentra Capital: The presence, in person or by proxy, of the holders entitled to cast a majority of the votes entitled to be cast at the Alcentra Capital Special Meeting will constitute a quorum for the purposes of the Alcentra Capital Special Meeting.

Crescent Capital BDC: The presence, in person or by proxy, of the holders of at least one-third of shares of Crescent Capital BDC Common Stock issued and outstanding and entitled to vote at the Crescent Capital BDC Special Meeting will constitute a quorum for the purposes of the Crescent Capital BDC Special Meeting.

Q:	Does the Alcentra Capital Board recommend the approval of the First Merger and the approval of the proposal to adjourn the Alcentra Capital Special Meeting if necessary?

A:

Yes. The Alcentra Capital Board, including each of its independent directors, and the Independent Director Committee unanimously approved the First Merger, and the Alcentra Capital Board, including each of its independent directors, and upon the recommendation from the Independent Director Committee, recommends that Alcentra Capital stockholders vote “FOR” approval of the First Merger and “FOR” approval of the proposal to adjourn the Alcentra Capital Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Alcentra Capital Special Meeting to approve the proposal.

Q:

Does the Crescent Capital BDC Board recommend approval of the Reincorporation Merger, the issuance of Crescent Capital Maryland BDC Common Stock to be issued pursuant to the Merger Agreement at a price below its then-current NAV, if applicable and approval of the proposal to adjourn the Crescent Capital BDC Special Meeting if necessary?

A:

Yes. The Crescent Capital BDC Board, including its independent directors, unanimously approved the Reincorporation Merger, the issuance of Crescent Capital Maryland BDC Common Stock to be issued pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, and recommends that Crescent Capital BDC stockholders vote “FOR” the Reincorporation Merger, “FOR” approval of the issuance of Crescent Capital Maryland BDC Common Stock to be issued pursuant to the Merger Agreement at a price below its then-current NAV, if applicable and “FOR” approval of the proposal to adjourn the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Crescent Capital BDC Special Meeting to approve the foregoing proposals.

Q:	Does the Crescent Capital BDC Board recommend approval of the Proposed Crescent Capital BDC Investment Advisory Agreement?

A:

The Crescent Capital BDC Board, including its independent directors, has unanimously approved the Proposed Crescent Capital BDC Investment Advisory Agreement and recommends that Crescent Capital BDC stockholders vote “FOR” approval of the Proposed Crescent Capital BDC Investment Advisory Agreement.

Q:	What do I need to do now?

A:

We urge you to read carefully this entire document, including its annexes. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Q:	If I am an Alcentra Capital stockholder, how do I vote my shares?

A:

You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the Alcentra Capital Special Meeting. You may also submit your proxy by telephone or via the Internet pursuant to the instructions shown on the proxy card. If you are a record stockholder, you may also attend the Alcentra Capital Special Meeting in person instead of submitting a proxy.

Unless your shares are held in a brokerage account, if you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted “FOR” the approval of the First Merger and “FOR” approval of the proposal to adjourn the Alcentra Capital Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Alcentra Capital Special Meeting to approve the First Merger. If your shares are held in a brokerage account, or in “street name,” please see the answer to the next question below.

If you fail to (1) return your proxy card, (2) submit your proxy by telephone or via the Internet pursuant to the instructions shown on the proxy card or (3) vote at the Alcentra Capital Special Meeting, or if you “abstain,” the effect will be the same as a vote “against” the First Merger.

With respect to the adjournment proposal, a vote to “abstain” will have no effect on the vote on such matter.

Q:	If I am an Alcentra Capital stockholder and some or all of my shares are held in a brokerage account, or in “street name,” will my broker vote my shares for me?

A:

No. With respect to the First Merger and adjournment proposals, if you do not provide your broker with instructions on how to vote your street name shares, your broker will not be permitted to vote them.

For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the Alcentra Capital Special Meeting and vote your shares in person. If you do not provide your broker with instructions or attend the Alcentra Capital Special Meeting, it will have the same effect as a vote “against” approval of the First Merger. Stockholders are urged to authorize proxies by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details. If your broker holds your shares and you attend the Alcentra Capital Special Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the Alcentra Capital Special Meeting.

Q:	If I am a Crescent Capital BDC stockholder, how do I vote my shares?

A:

You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the Crescent Capital BDC Special Meeting. If you are a record stockholder, you may also attend the Crescent Capital BDC Special Meeting in person instead of submitting a proxy.

Unless your shares are held in a brokerage account, if you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted “FOR” the Reincorporation Merger, “FOR” the proposal to approve the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, “FOR” the approval of the Proposed Crescent Capital BDC Investment Advisory Agreement and “FOR” the proposal to approve the adjournment of the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Crescent Capital BDC Special Meeting to approve the foregoing proposals. If your shares are held in a brokerage account or in “street name,” please see the answer to the next question below.

If you fail to return your proxy card or vote at the Crescent Capital BDC Special Meeting, or if you “abstain,” your vote will have the effect of a vote “against” the Reincorporation Merger, “against” the issuance of Crescent Capital Maryland BDC Common Stock at a price below its then-current NAV, if applicable and “against” the approval of the Proposed Crescent Capital BDC Investment Advisory Agreement, assuming there is a quorum.

With respect to the adjournment proposal, a vote to “abstain” will have no effect on the vote on such matter.

Q:	If I am a Crescent Capital BDC stockholder and some or all of my shares are held in a brokerage account, or in “street name,” will my broker vote my shares for me?

A:

No. With respect to the approval of the Reincorporation Merger, the approval of the issuance of Crescent Capital Maryland BDC Common Stock at a price below its then-current NAV, if applicable, the approval of the Proposed Crescent Capital BDC Investment Advisory Agreement and the adjournment proposal, if you do not provide your broker with instructions on how to vote your street name shares, your broker will not be permitted to vote them.

For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the Crescent Capital BDC Special Meeting and vote your shares in person. With respect to the proposals to approve the Reincorporation Merger, to approve the issuance of shares of Crescent Capital Maryland BDC Common Stock in connection with the Merger Agreement at a price below its then-current NAV, if applicable and to approve the Proposed Crescent Capital BDC Investment Advisory Agreement, broker shares for which written authority to vote has not been obtained will have the effect of a vote “against” the foregoing proposals.

Stockholders are urged to authorize proxies by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details.

If your broker holds your shares and you attend the Crescent Capital BDC Special Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the Crescent Capital BDC Special Meeting.

Q:	If I am an Alcentra Capital stockholder, what happens if I sell my shares before the Alcentra Capital Special Meeting?

A:

The record date of the Alcentra Capital Special Meeting is earlier than the date the First Merger is expected to be completed. If you transfer your shares of Alcentra Capital Common Stock after the record date but before the Alcentra Capital Special Meeting, you will retain your right to vote at the Alcentra Capital Special Meeting, but will have transferred the right to receive the Merger Consideration.

As Merger Consideration, each Alcentra Capital stockholder will be entitled to receive for each share of Alcentra Capital Common Stock owned by such Alcentra Capital stockholder immediately prior to the First Merger (A) a total of $3.1784 in cash, without interest, as may be adjusted pursuant to the Merger Agreement, and (B) 0.4041 shares of Crescent Capital BDC Maryland Common Stock (as may be adjusted pursuant to the Merger Agreement), subject to the payment of cash instead of fractional shares.

In order to receive the Merger Consideration, you must hold your shares through completion of the First Merger.

Q:	If I want to change my vote, what can I do?

A:

Alcentra Capital: You may change your vote at any time before the Alcentra Capital Special Meeting takes place. To do so, you may either complete and submit a new proxy card or send a written notice stating that you would like to revoke your proxy. You may also change your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card and simply authorizing a new proxy to vote your shares. The last recorded vote will be the vote that is counted. In addition, you may elect to attend the Alcentra Capital Special Meeting and vote in person, as described above.

Crescent Capital BDC: You may change your vote at any time before the Crescent Capital BDC Special Meeting takes place. To do so, you may either complete and submit a new proxy card or send a written notice stating that you would like to revoke your proxy. The last recorded vote will be the vote that is counted. In addition, you may elect to attend the Crescent Capital BDC Special Meeting and vote in person, as described above.

Q:	If I am an Alcentra Capital stockholder, should I surrender my shares now?

A:

No. Alcentra Capital stockholders should not surrender their shares at this time. If the First Merger proceeds, the exchange agent will send former Alcentra Capital stockholders a confirmation as to the number of shares of Crescent Capital Maryland BDC Common Stock issued in exchange for such Alcentra Capital Common Stock and cash instead of fractional shares, as well as the amount of Cash Consideration payable in respect therefor, without any action on the part of such holders.

Q:	Whom can I contact with any additional questions?

A:	Alcentra Capital: You may call the proxy solicitor, D.F. King & Co., Inc., toll-free at (800) 714-3311 or collect at (212) 269-5550 with respect to any additional questions you may have.

Crescent Capital BDC: You may call Crescent Capital BDC at (310) 235-5900, with respect to any additional questions you may have.

Q:	Where can I find more information about Crescent Capital BDC and Alcentra Capital?

A:	You can find more information about Crescent Capital BDC and Alcentra Capital in the documents described under “Where You Can Find More Information.”

SUMMARY

This summary highlights some of the information contained elsewhere in this joint proxy statement/prospectus. It is not complete and may not contain all of the information that you may want to consider. Crescent Capital BDC and Alcentra Capital urge you to read carefully this entire document, including “Risk Factors” beginning on page 39 of this joint proxy statement/prospectus, and the other documents Crescent Capital BDC and Alcentra Capital refer you to for a more complete understanding of the Transactions. See “Where You Can Find More Information.” Certain items in this summary include a page reference directing you to a more complete description of that item.

Alcentra Capital and Crescent Capital BDC Propose a Merger of Acquisition Sub into Alcentra Capital with Alcentra Capital as the Surviving Entity and, immediately thereafter, a Merger of Alcentra Capital into Crescent Capital Maryland BDC (page 133)

Subject to the terms and conditions of the Merger Agreement, Crescent Capital BDC will undergo the Reincorporation Merger, resulting in the reincorporation of Crescent Capital BDC from the State of Delaware into the State of Maryland. References to “Crescent Capital Maryland BDC” refer to the surviving corporation of the Reincorporation Merger. Following the Reincorporation Merger, two additional mergers will occur: (1) Acquisition Sub will merge with and into Alcentra Capital, with Alcentra Capital remaining as the surviving entity in the First Merger as a wholly owned subsidiary of Crescent Capital Maryland BDC and (2) Alcentra Capital will merge with and into Crescent Capital Maryland BDC, with Crescent Capital Maryland BDC remaining as the surviving entity in the Second Merger.

In the Mergers, Alcentra Capital Stockholders Will Have a Right to Receive Approximately $3.1784 of Cash Consideration and 0.4041 Shares of Crescent Capital Maryland BDC Common Stock per Share of Alcentra Capital Common Stock (page 200)

Each Alcentra Capital stockholder will be entitled to receive for each share of Alcentra Capital Common Stock owned by such Alcentra Capital stockholder immediately prior to the First Merger (A) a total of $3.1784 in cash, without interest, as may be adjusted pursuant to the Merger Agreement, and (B) 0.4041 shares of Crescent Capital Maryland BDC Common Stock subject to the payment of cash instead of fractional shares.

Special Meeting of Alcentra Capital Stockholders (page 125)

The Alcentra Capital Special Meeting will take place on January 29, 2020 at 9:00 a.m., New York time, at the offices of Dechert LLP, located at 1095 Avenue of the Americas, 28th Floor, New York, New York 10036. Alcentra Capital stockholders are being asked to consider and vote on the following matters at their special meeting:

•	a proposal to approve the First Merger; and

•

a proposal to approve any adjournments of the Alcentra Capital Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the meeting to approve the First Merger.

You can vote at the Alcentra Capital Special Meeting if you owned Alcentra Capital Common Stock at the close of business on November 29, 2019. As of that date, there were 12,875,566 shares of Alcentra Capital Common Stock outstanding and entitled to vote and held by approximately 17 holders of record. At the close of business on November 29, 2019, Alcentra Capital’s executive officers and directors owned beneficially or of record 114,308 shares of Alcentra Capital Common Stock, representing 0.89% of the outstanding shares of Alcentra Capital Common Stock on that date.

Special Meeting of Crescent Capital BDC Stockholders (page 128)

The Crescent Capital BDC Special Meeting will take place on January 29, 2020 at 10:00 a.m., Los Angeles time, at the offices of Crescent Capital BDC, located at 11100 Santa Monica Boulevard, Suite 2000 Los Angeles, California 90025. Crescent Capital BDC stockholders are being asked to consider and vote on the following matters at their special meeting:

•	a proposal to approve the Reincorporation Merger;

•

a proposal to approve the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable;

•	a proposal to approve the Proposed Crescent Capital BDC Investment Advisory Agreement; and

•

a proposal to approve the adjournment of the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Crescent Capital BDC Special Meeting to approve the foregoing proposals.

You can vote at the Crescent Capital BDC Special Meeting if you owned Crescent Capital BDC Common Stock at the close of business on December 9, 2019. As of that date, there were approximately 20,862,314 shares of Crescent Capital BDC Common Stock outstanding and entitled to vote and held by approximately 175 holders of record. Based on the number of shares of Alcentra Capital Common Stock and Crescent Capital BDC Common Stock outstanding as of December 9, 2019, following the consummation of the Transactions there will be 26,065,330 shares of Crescent Capital Maryland BDC Common Stock outstanding on a pro forma basis held by approximately 192 record holders and 3,818 beneficial holders (held in street name). At the close of business on December 9, 2019, Crescent Capital BDC’s executive officers and directors owned beneficially or of record 218,511 shares of Crescent Capital BDC Common Stock, representing approximately 1% of the outstanding shares of Crescent Capital BDC Common Stock on that date.

Concurrently with the execution of the Merger Agreement, Alcentra Capital entered into the Voting Agreements with the Supporting Crescent Capital BDC Stockholders, pursuant to which such stockholders agreed to vote their respective shares of Crescent Capital BDC Common Stock in favor of the Crescent Capital BDC stockholder proposals described in this joint proxy statement/prospectus. In addition, each Voting Agreement prohibits the applicable Supporting Crescent Capital BDC Stockholder from transferring any of its shares of Crescent Capital BDC Common Stock until the earlier of the effectiveness of the Transactions and the termination of the Merger Agreement, other than certain permitted transfers or with the prior written consent of Alcentra Capital. As of December 6, 2019, the Supporting Crescent Capital BDC Stockholders are entitled to vote approximately 14,045,810 shares of Crescent Capital BDC Common Stock, or approximately 67% of the outstanding shares of Crescent Capital BDC Common Stock.

Comparative Market Price of Securities (page 283)

Crescent Capital BDC Common Stock is not currently listed on any exchange. Alcentra Capital Common Stock trades on the Nasdaq Global Select Market under the symbol “ABDC.”

The number of shares to be issued to Alcentra Capital’s stockholders will remain fixed and will not be adjusted for any fluctuations in the market price or NAV per share of Alcentra Capital Common Stock or the NAV per share of Crescent Capital BDC Common Stock prior to completion of the Transactions.

Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and the Mergers (page 226)

The Reincorporation Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. If the Reincorporation Merger qualifies as a reorganization, then generally, for U.S.

federal income tax purposes, no gain or loss will be recognized by Crescent Capital BDC stockholders upon the exchange of their Crescent Capital BDC Common Stock for Crescent Capital Maryland BDC Common Stock. The Mergers, taken together, are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, and it is a condition to Alcentra Capital’s obligation to complete the Mergers that it receive a legal opinion to that effect. If the Mergers qualify as a reorganization, then generally, for U.S. federal income tax purposes, U.S. stockholders (as defined herein under the heading “Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and the Mergers”) will recognize gain, but will not recognize any loss, for U.S. federal income tax purposes, equal to the lesser of (i) the amount of cash received (other than cash received in lieu of a fractional share of Crescent Capital Maryland BDC Common Stock) and (ii) the excess, if any, of (x) the sum of the amount of cash received (including cash received in lieu of a fractional share of Crescent Capital Maryland BDC Common Stock) and the fair market value of the Crescent Capital Maryland BDC Common Stock received in the Mergers (determined at the effective time of the Mergers) over (y) the U.S. stockholder’s tax basis in the shares of Alcentra Capital Common Stock surrendered in the Mergers. If a U.S. stockholder recognizes gain equal to the amount described in clause (i) rather than clause (ii) of the preceding sentence, such U.S. stockholder will also recognize gain or loss attributable to cash received in lieu of a fractional share of Crescent Capital Maryland BDC Common Stock. Any gain recognized generally will be long-term capital gain, provided certain holding period and other requirements are met. The Alcentra Tax Dividend should not be treated for U.S. federal income tax purposes as part of the consideration paid for shares of Alcentra Capital Common Stock in the Mergers but instead should be treated for U.S. federal income tax purposes as a distribution with respect to the Alcentra Capital Common Stock.

With respect to the Crescent Cap Advisors Consideration, there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror and, as a result, the tax consequences of the receipt of the Crescent Cap Advisors Consideration are not entirely clear. Crescent Capital Maryland BDC, Crescent Cap Advisors and Crescent Capital Maryland BDC’s transfer agent intend to take the position that the Crescent Cap Advisors Consideration received by a U.S. stockholder is treated as additional merger consideration, and, assuming such position is respected, should generally result in additional taxable gain to such U.S. stockholder.

Except as otherwise described in the section entitled “Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and the Mergers,” non-U.S. stockholders (as defined herein under the heading “Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and the Mergers”) generally should not be subject to U.S. federal income tax on the receipt of the Crescent Cap Advisors Consideration. Because of the uncertainty regarding the tax consequences of the receipt of the Crescent Cap Advisors Consideration, Crescent Capital Maryland BDC, Crescent Cap Advisors and the Crescent Capital Maryland BDC’s transfer agent, and any other applicable withholding agent, may withhold U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty, provided the non-U.S. stockholder furnishes the applicable forms or documents certifying qualification for the lower treaty rate) from Crescent Cap Advisors Consideration paid to a non-U.S. stockholder. See “Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and the Mergers” for a discussion of the material U.S. federal income tax consequences of the Mergers.

Holders of Crescent Capital BDC Common Stock and Alcentra Capital Common Stock are urged to read “Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and the Mergers” for a more complete discussion of the U.S. federal income tax consequences of the Reincorporation Merger and the Mergers. Tax matters can be complicated and the tax consequences of the Reincorporation Merger to Crescent Capital BDC stockholders and of the Mergers to Alcentra Capital stockholders will depend on their particular tax situation. Holders of Crescent Capital BDC Common Stock and Alcentra Capital Common Stock are urged to consult with their tax advisors to determine the tax consequences of the Reincorporation Merger and the Mergers to them.

The Merger of Acquisition Sub With and Into Alcentra Capital Will Be Accounted for Under the Acquisition Method of Accounting (page 199)

The merger of Alcentra Capital with and into Crescent Capital Maryland BDC is expected to be accounted for as an asset acquisition pursuant to Accounting Standards Codification, or “ASC,” 805-50, Business Combinations—Related Issues, with the fair value of total consideration paid in conjunction with the Mergers allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of the Mergers.

Reasons for the Transactions (page 162)

Alcentra Capital

The Alcentra Capital Board, including each of its independent directors, and the Independent Director Committee have determined that the First Merger and the other Transactions contemplated by the Merger Agreement are in Alcentra Capital’s best interests and the best interests of Alcentra Capital’s stockholders. Certain material factors considered by the Alcentra Capital Board and the Independent Director Committee that favored this conclusion included, among others:

•	financial considerations, as discussed in more detail on pages 162 to 163 of this joint proxy statement/prospectus, including, among other items, the following:

•

the fact that upon completion of the First Merger, Alcentra Capital’s stockholders will be entitled to receive total Merger Consideration representing an implied value of approximately $141.9 million, or approximately $11.02 per share, after taking into account certain post-closing adjustments (assuming for illustrative purposes a market price for Crescent Capital BDC Common Stock equal to 1.0x net asset value, excluding certain management and incentive fee waivers by Crescent Cap Advisors, and based on market data as of August 9, 2019), representing 1.0x Alcentra Capital’s net asset value per share as of June 30, 2019, and 1.36x the closing price of Alcentra Capital Common Stock on August 12, 2019 (the last trading day before the execution of the Original Merger Agreement);

•	the Merger Consideration in light of other alternatives available to Alcentra Capital;

•

the fact that the cash component of the Merger Consideration, which accounts for approximately 28.9% of the total value of the Merger Consideration of $11.02 per share of Alcentra Capital Common Stock, provides liquidity and certainty of value;

•	the pro forma ownership of Crescent Capital Maryland BDC following the Mergers,

•

the fact that Crescent Cap Advisors, which serves as the investment adviser to Crescent Capital BDC and will serve as investment adviser to the combined company post-closing, agreed to amend the Crescent Capital BDC Investment Advisory Agreement to implement the following changes in order to support the expected profitability of the combined company following the Effective Time:

•	reduce the annual base management fee from 1.50% to 1.25%;

•	waive a portion of the base management fee for the 18 months following the First Merger so that only 0.75% will be charged for such time period;

•	increase the hurdle rate under the income-based portion of the incentive fee from 1.50% to 1.75% per quarter (or from 6.00% to 7.00% annualized); and

•	waive the income-based portion of the incentive fee for the 18 months following the First Merger;

•

the financial analyses reviewed by Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) with the Independent Director Committee as well as the oral opinion of Houlihan Lokey rendered to the Independent Director Committee on August 12, 2019 (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Independent Director Committee, dated August 12, 2019, a copy of which was furnished to the Alcentra Capital Board solely for informational purposes), as to, as of such date, the fairness, from a financial point of view, to the holders of Alcentra Capital Common Stock, other than the Excluded Holders, of the Merger Consideration to be received by such holders (other than the Excluded Holders) in the First Merger pursuant to the Merger Agreement; and

•	the fact that Crescent Cap Advisors agreed to bear approximately $1.4 million of Crescent Capital BDC’s transaction expenses incurred related to the Mergers;

•

the fact that Crescent Capital Maryland BDC will implement a stock repurchase program following the closing to repurchase an aggregate amount of up to $20 million in shares of Crescent Capital Maryland BDC Common Stock;

•	the results of the Independent Director Committee’s extensive review of strategic alternatives for Alcentra Capital;

•	the attributes of the pro forma combined company, and its ability to provide strategic and business opportunities and generate additional stockholder value;

•

the terms of the Merger Agreement, including the fact that the terms of the Merger Agreement are unlikely to unduly deter third parties from making an acquisition proposal for Alcentra Capital and the conditions to closing; and

•

various other factors, including the experience of Crescent Cap Advisors managing privately originated debt investments, the anticipated liquidity of Crescent Capital Maryland BDC Common Stock following the closing of the Mergers and the Listing and Crescent Capital BDC’s financing arrangements.

The foregoing list does not include all the factors that the Alcentra Capital Board considered in making its decision. For a further discussion of the material factors considered by the Alcentra Capital Board, see “Description of the Transactions—Reasons for the Transactions” below.

Crescent Capital BDC

In evaluating the Merger Agreement, the Crescent Capital BDC Board consulted with representatives of management, its investment adviser, Crescent Cap Advisors, as well as Crescent Capital BDC’s financial, legal and other advisors and considered a number of factors, including, but not limited to, the following factors, and determined that the Transactions are in Crescent Capital BDC’s best interests and the best interests of Crescent Capital BDC stockholders.

The material factors considered by the Crescent Capital BDC Board in evaluating the Transactions included, among others:

•

financial considerations, including the Merger Consideration, the proposed amendment to the Crescent Capital BDC Investment Advisory Agreement, and Crescent Cap Advisors’ commitment to bear approximately $1.4 million of Crescent Capital BDC’s expenses incurred in connection with completing the Transactions and the fact that Crescent Cap Advisors may not recoup any such reimbursed expenses;

•	that the combined company’s shares will be listed for trading on NASDAQ;

•	that the Transactions are expected to facilitate a dividend policy designed to over-earn a quarterly $0.41 dividend per share with the potential for future dividend growth over time;

•

that the enhanced scale of the combined company’s portfolio may accelerate Crescent Capital BDC’s path to more diversified funding sources, enhance its ability to tap the capital markets for additional growth equity and provide greater opportunities for lower cost financing through convertible notes and unsecured debt;

•

the terms of the Merger Agreement, including that, upon termination of the Merger Agreement under certain specified circumstances, Alcentra Capital may be required to pay Crescent Capital BDC a termination fee of approximately $4.2 million;

•

that while a merger with Alcentra Capital could cause dilution to Crescent Capital BDC stockholders’ voting interests and the NAV per share of the combined company’s common stock, it would create a top-15 publicly traded, externally managed BDC with enhanced size and scale, improved portfolio diversification, trading liquidity and increased ability to raise capital; and

•

various other factors, including the experience of Crescent Cap Advisors managing privately originated debt investments, information and discussions with Crescent Capital BDC’s management regarding Alcentra Capital’s business and portfolio investments and Crescent Capital BDC’s financing arrangements.

The foregoing list does not include all the factors that the Crescent Capital BDC Board considered in making its decision. For a further discussion of the material factors considered by Crescent Capital BDC Board, see “Description of the Transactions—Reasons for the Transactions” below.

Risks Relating to the Transactions (page 99)

The Transactions are subject to the following risks. Alcentra Capital and Crescent Capital BDC stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective stockholder meetings. See “Risk Factors—Risks Relating to the Transactions.”

•

There is currently no market for Crescent Capital BDC Common Stock or Crescent Capital Maryland BDC Common Stock, and there can be no certainty as to trading prices of the Crescent Capital Maryland BDC Common Stock following consummation of the Mergers.

•

The Exchange Ratio will not be adjusted for changes in the price of Alcentra Capital Common Stock, and because there is no trading market for the Crescent Capital Maryland BDC Common Stock and because the NAV of Crescent Capital BDC may change, Alcentra Capital stockholders cannot be sure of the value of the stock portion of the consideration they will receive.

•

The value of the stock portion of the Merger Consideration that Alcentra Capital stockholders will receive at the Effective Time, and of the Crescent Capital Maryland BDC Common Stock that Crescent Capital BDC stockholders will hold following the Reincorporation, may be affected, either positively or negatively, by the trading performance of Crescent Capital Maryland BDC Common Stock following the Mergers.

•	The market price of Crescent Capital Maryland BDC Capital Common Stock may fluctuate significantly following the Listing.

•	Sales of shares of Crescent Capital Maryland BDC Common Stock after the completion of the Transactions may cause the market price of Crescent Capital Maryland BDC Common Stock to fall.

•	Crescent Capital Maryland BDC’s stockholders will experience dilution in their ownership percentage if they opt out of Crescent Capital Maryland BDC’s Dividend Reinvestment Plan (“DRIP”).

•

Crescent Capital BDC and Alcentra Capital may fail to consummate the Mergers. If the Mergers do not close, Crescent Capital BDC and Alcentra Capital will not benefit from the expenses incurred in their pursuit.

•

Consummation of the Transactions will cause immediate dilution to Crescent Capital BDC stockholders’ and Alcentra Capital’s stockholders’ voting interests and may cause immediate dilution to the NAV per share of the combined company’s common stock.

•

The combined company may be unable to realize the benefits anticipated in connection with the Mergers, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

•

The Mergers may trigger certain “change of control” provisions and other restrictions in certain of Crescent Capital BDC’s and Alcentra Capital’s contracts and the failure to obtain any required consents or waivers could adversely impact the combined company.

•

The opinions obtained by Crescent Capital BDC and Alcentra Capital from their respective financial advisors will not reflect changes in circumstances between signing the Merger Agreement and completion of the Transactions.

•	Termination of the Merger Agreement could negatively impact Alcentra Capital and Crescent Capital BDC.

•	Under certain circumstances, Alcentra Capital may be obligated to pay Crescent Capital BDC a termination fee upon termination of the Merger Agreement.

•

The Merger Agreement limits Alcentra Capital’s ability to pursue alternatives to the Transactions; however, in specified circumstances, Alcentra Capital may terminate the Merger Agreement to accept a superior proposal.

•

The Transactions are subject to closing conditions, including certain stockholder approvals, that, if not satisfied or waived, will result in the Transactions not being completed, which may result in material adverse consequences to Alcentra Capital’s business and operations.

•	Alcentra Capital and Crescent Capital BDC may waive one or more conditions to the Transactions without resoliciting stockholder approval.

•	Alcentra Capital will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

•

Crescent Capital Maryland BDC expects to apply to list shares of Crescent Capital Maryland BDC Common Stock on NASDAQ, with such listing to be effective at the Effective Time. After such listing, shares of Crescent Capital Maryland BDC Common Stock may trade at a discount from NAV, which could limit Crescent Capital Maryland BDC’s ability to raise additional equity capital.

•

The shares of Crescent Capital Maryland BDC Common Stock to be received by Alcentra Capital stockholders as a result of the Transactions and by the current Crescent Capital BDC stockholders pursuant to the Reincorporation will have different rights associated with them than the shares of Alcentra Capital Common Stock or current Crescent Capital BDC Common Stock, as the case may be, currently held by them.

•

Provisions of the Maryland General Corporation Law and of the Crescent Capital BDC Maryland Charter and the Crescent Capital BDC Maryland Bylaws could deter takeover attempts and have an adverse effect on the price of the Crescent Capital Maryland BDC Common Stock.

•

The Crescent Capital BDC Maryland Charter will impose certain restrictions on transfer of the Crescent Capital Maryland BDC Common Stock currently held by Crescent Capital BDC stockholders in addition to those otherwise imposed by applicable law or by contract.

•

Upon completion of the Reincorporation Merger, the Crescent Capital BDC Maryland Charter will designate the Circuit Court for Baltimore City, Maryland as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by Crescent Capital Maryland BDC stockholders, which could limit Crescent Capital Maryland BDC stockholders’ ability to obtain a favorable judicial forum for disputes with Crescent Capital Maryland BDC or its directors, officers or other employees.

•	Crescent Capital Maryland BDC will incur significant costs as a result of the Listing.

•	If the Mergers do not qualify as reorganizations under Section 368(a) of the Code, Alcentra Capital and Alcentra Capital stockholders may be required to pay substantial U.S. federal income taxes.

In addition, stockholders should carefully consider the matters described in “Risk Factors” in determining whether to approve the First Merger, in the case of Alcentra Capital stockholders, and approve the Reincorporation Merger, the issuance of the shares of Crescent Capital Maryland BDC Common Stock to be issued to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, and the Proposed Crescent Capital BDC Investment Advisory Agreement, in the case of Crescent Capital BDC stockholders. The risks set out below are not the only risks Crescent Capital BDC, Alcentra Capital and, following the completion of the Transactions, the combined company face. Additional risks and uncertainties not currently known to Crescent Capital BDC or Alcentra Capital or that they currently deem to be immaterial also may materially adversely affect their or, following the completion of the Transactions, the combined company’s business, financial condition or operating results. If any of the events described in such section occur, Crescent Capital BDC, Alcentra Capital or, following the completion of the Transactions, the combined company’s business, financial condition or results of operations could be materially adversely affected.

Opinion of the Financial Advisor to the Independent Director Committee of the Alcentra Capital Board (page 172)

On August 12, 2019, Houlihan Lokey orally rendered its opinion to the Independent Director Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Independent Director Committee dated August 12, 2019), as to, as of August 12, 2019, the fairness, from a financial point of view, to the holders of Alcentra Capital Common Stock other than Crescent Capital BDC, Acquisition Sub, Crescent Cap Advisors, their respective affiliates and the subsidiaries of Alcentra Capital (together, the “Excluded Holders”) of the Merger Consideration to be received by such holders (other than the Excluded Holders) in the First Merger pursuant to the Merger Agreement.

Houlihan Lokey’s opinion was directed to the Independent Director Committee (in its capacity as such) and only addressed the fairness, from a financial point of view, to the holders of Alcentra Capital Common Stock other than the Excluded Holders of the Merger Consideration to be received by such holders (other than the Excluded Holders) in the First Merger pursuant to the Merger Agreement and did not address any other aspect or implication of the Mergers, any related transaction or any other agreement, arrangement or understanding entered into in connection therewith or otherwise. The summary of Houlihan Lokey’s opinion in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex C-1 to this joint proxy statement/prospectus and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this joint proxy statement/prospectus are intended to be, and do not constitute, advice or a recommendation to the Independent Director Committee, any security holder of Alcentra Capital or any other person as to how to act or vote with respect to any matter relating to the Mergers or otherwise.

The Crescent Capital BDC Board Received an Opinion From its Financial Advisor Regarding the Merger Consideration (page 180)

In connection with the Transactions, BofA Securities, Inc. (referred to, together with its predecessor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as “BofA Merrill Lynch”), Crescent Capital BDC’s financial advisor, delivered to the Crescent Capital BDC Board a written opinion, dated August 12, 2019, as to the fairness, from a financial point of view and as of the date of the opinion, to Crescent Capital BDC of the Alcentra Capital stockholders’ right, in exchange for each share of Alcentra Capital Common Stock, to receive from Crescent Capital BDC (i) $1.5023 in cash (less the amount of any Alcentra Tax Dividend declared by Alcentra Capital after the date of the Merger Agreement) and (ii) 0.4041 of a share of Crescent Capital Maryland BDC Common Stock (and if, applicable, cash in lieu of fractional shares of Crescent Capital Maryland BDC Common Stock) (collectively, the “Crescent Capital BDC Consideration”) in the Transactions. The full text of the written opinion, dated August 12, 2019, of BofA Merrill Lynch, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C-2 to this joint proxy statement/prospectus and is incorporated by reference herein in its entirety. BofA Merrill Lynch provided its opinion to the Crescent Capital BDC Board (in its capacity as such) for the benefit and use of the Crescent Capital BDC Board in connection with and for purposes of its evaluation of the Crescent Capital BDC Consideration to be paid by Crescent Capital BDC from a financial point of view. BofA Merrill Lynch’s opinion does not address any other aspect of the Transactions and no opinion or view was expressed as to the relative merits of the Transactions in comparison to other strategies or transactions that might be available to Crescent Capital BDC or in which Crescent Capital BDC might engage or as to the underlying business decision of Crescent Capital BDC to proceed with or effect the Transactions. BofA Merrill Lynch’s opinion does not constitute a recommendation to any stockholder as to how to vote or act in connection with the proposed Transactions or any other matter. For more information, see the section entitled “Description of the Transactions—Opinion of the Financial Advisor to the Crescent Capital BDC Board.”

The Alcentra Capital Board, Including the Independent Directors, and upon Recommendation from the Independent Director Committee, Unanimously Recommends That Alcentra Capital Stockholders Vote “FOR” the Approval of the First Merger (page 281)

The Alcentra Capital Board, including each of its independent directors, and the Independent Director Committee, unanimously approved the Merger Agreement and the Transactions contemplated thereby, and the Alcentra Capital Board, including each of its independent directors, and upon recommendation from the Independent Director Committee, recommends that Alcentra Capital stockholders vote “FOR” approval of the First Merger and “FOR” any adjournments of the Alcentra Capital Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the meeting to approve the First Merger.

The Crescent Capital BDC Board, Including the Independent Directors, Unanimously Recommends That Crescent Capital BDC Stockholders Vote “FOR” the Approval of the Reincorporation Merger, Which Will Result in Crescent Capital BDC’s Reincorporation from the State of Delaware to the State of Maryland (page 266)

The Crescent Capital BDC Board, including the independent directors, unanimously approved the Merger Agreement and the Transactions, including the Reincorporation Merger, which will result in Crescent Capital BDC’s reincorporation from the State of Delaware to the State of Maryland and unanimously recommends that Crescent Capital BDC stockholders vote “FOR” the approval of the Reincorporation Merger and “FOR” the adjournment of the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Crescent Capital BDC Special Meeting to approve the foregoing proposal.

The Crescent Capital BDC Board, Including the Independent Directors, Unanimously Recommends That Crescent Capital BDC Stockholders Vote “FOR” the Approval of the Issuance of Shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital Stockholders Pursuant to the Merger Agreement at a Price Below its Then-Current NAV, if Applicable (page 268)

The Crescent Capital BDC Board, including the independent directors, unanimously approved the Merger Agreement and the Transactions, including the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, and unanimously recommends that Crescent Capital BDC stockholders vote “FOR” the issuance of the shares of Crescent Capital BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, and “FOR” the adjournment of the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Crescent Capital BDC Special Meeting to approve the foregoing proposal.

The Crescent Capital BDC Board, Including the Independent Directors, Unanimously Recommends That Crescent Capital BDC Stockholders Vote “FOR” the Approval of the Proposed Crescent Capital BDC Investment Advisory Agreement (page 269)

The Crescent Capital BDC Board, including the independent directors, unanimously approved the Merger Agreement and the Transactions, including the entry into the Proposed Crescent Capital BDC Investment Advisory Agreement, and unanimously recommends that Crescent Capital BDC stockholders vote “FOR” the approval of the Proposed Crescent Capital BDC Investment Advisory Agreement and “FOR” the adjournment of the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Crescent Capital BDC Special Meeting to approve the foregoing proposal.

Crescent Capital BDC’s Investment Adviser Has Interests in the Transactions that Differ from the Interests of Crescent Capital BDC Stockholders (page 360)

Crescent Capital BDC’s investment adviser, Crescent Cap Advisors, has indirect financial interests in the Transactions that are different from, and/or in addition to, the interests of Crescent Capital BDC stockholders. For example, Crescent Cap Advisors’ base management fee is based on a percentage of Crescent Capital BDC’s total assets. Because total assets under management will increase as a result of the Transactions, the dollar amount of Crescent Cap Advisors’ base management fee will likely increase as a result of the Transactions, except for the eighteen-month period following the First Merger, during which time Crescent Cap Advisors has agreed to waive a portion of the base management fee so that only 0.75% instead of 1.25% will be charged for such eighteen-month period following the First Merger. In addition, the income based fee and capital gains incentive fee payable by Crescent Capital BDC to Crescent Cap Advisors will be impacted as a result of the Transactions. See “The Special Meeting of Crescent Capital BDC—Crescent Capital BDC Proposal #3: The Approval of the Proposed Crescent Capital BDC Investment Advisory Agreement” and “Unaudited Pro Forma Condensed Consolidated Financial Statements.”

In connection with the Transactions, Crescent Cap Advisors has agreed to (1) provide $21.6 million of cash consideration, or $1.68 in cash per share of Alcentra Capital Common Stock, payable to Alcentra Capital’s stockholders in accordance with the terms and conditions set forth in the Merger Agreement at the effective time and (2) pursuant to the Proposed Crescent Capital BDC Investment Advisory Agreement, to waive, for the eighteen-month period following the First Merger, a portion of its base management fee so that only 0.75% will be charged for such time period.

Alcentra Capital and Crescent Capital BDC Stockholders Do Not Have Dissenters’ or Appraisal Rights (page 127 and page 132)

Neither Crescent Capital BDC’s nor Alcentra Capital’s stockholders will be entitled to exercise dissenters’ or appraisal rights or rights of objecting stockholders in connection with the Transactions under Delaware law or Maryland law.

Crescent Capital BDC and Alcentra Capital Have Agreed When and How Alcentra Capital Can Consider Third Party Acquisition Proposals (page 211)

During the period prior to the closing of the Mergers, Alcentra Capital has agreed to, and will cause its subsidiaries, its investment adviser, Alcentra NY, and its controlled representatives, and will instruct and use commercially reasonable efforts to cause its non-controlled representatives, to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any third party relating to any Competing Proposal (as defined herein under the heading “Description of the Merger Agreement—Additional Covenants—No Solicitation”) or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal, and not to initiate, solicit or knowingly encourage the making of any Competing Proposal or engage in negotiations or substantive discussions with, or furnish any non-public information to, or enter into any agreement, arrangement or understanding with, any third party relating to a Competing Proposal or any inquiry. However, Alcentra Capital is permitted under the Merger Agreement to grant a waiver of or terminate any “standstill” or similar obligation of any third party with respect to Alcentra Capital or any of its subsidiaries solely for the purpose of allowing such third party to submit a Competing Proposal.

If Alcentra Capital receives a Competing Proposal from a third party, and the Alcentra Capital Board determines in good faith after consultation with its financial advisors and outside legal counsel that (a) the Competing Proposal constitutes or would reasonably be expected to lead to a Superior Proposal (as defined herein under the heading “Description of the Merger Agreement—Additional Covenants—No Solicitation”) and (b) failure to consider such proposal would reasonably be expected to be inconsistent with the duties of the directors under applicable law, then Alcentra Capital may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied. Alcentra Capital may terminate the Merger Agreement and enter into an agreement with a third party who makes a Superior Proposal, subject to certain procedural requirements and the payment to Crescent Capital BDC of an approximately $4.2 million termination fee.

Vote Required to Approve the Reincorporation Merger (page 129)

The affirmative vote of the holders of at least a majority of the outstanding shares of Crescent Capital BDC Common Stock is required to approve the Reincorporation Merger, which will result in the reincorporation of Crescent Capital BDC from the State of Delaware to the State of Maryland. Abstentions and broker non-votes will have the effect of a vote “against” the proposal.

Vote Required to Approve the Issuance of Shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital Stockholders at a Price Below its Then-Current NAV, if Applicable (page 129)

Under the Investment Company Act, Crescent Capital Maryland BDC is not permitted to issue common stock at a price below the then-current NAV per share unless such issuance is approved by its stockholders and, in certain cases, its board of directors makes certain determinations. Because the shares of Crescent Capital Maryland BDC Common Stock to be issued to Alcentra Capital stockholders pursuant to the Merger Agreement at the time of completion of the Transactions may be at a price below the then-current NAV per share, Crescent Capital BDC is seeking stockholder approval for the shares of Crescent Capital Maryland BDC Common Stock to be issued to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable.

Stockholder approval may be obtained in either of two ways. First, the stock issuance proposal will be approved for purposes of the Investment Company Act if Crescent Capital BDC obtains the affirmative vote of (1) a “majority of the outstanding voting securities” of Crescent Capital BDC Common Stock and (2) a “majority of the outstanding voting securities” of Crescent Capital BDC Common Stock held by persons that are not affiliated persons of Crescent Capital BDC. For these purposes, the Investment Company Act defines a “majority of the outstanding securities” (as described in the preceding sentence) as the lesser of (1) 67% or more of the outstanding shares of Crescent Capital BDC Common Stock present or represented by proxy at the Crescent Capital BDC Special Meeting if the holders of more than 50% of the shares of Crescent Capital BDC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Crescent Capital BDC Common Stock. In order to issue shares at a price below NAV pursuant to this approval, the Crescent Capital BDC Board would need to make certain determinations as required under the Investment Company Act. For purposes of this approval, abstentions and broker non-votes will have the effect of a vote “against” the proposal. Second, the proposal can also be approved for purposes of the Investment Company Act if it receives approval from a majority of Crescent Capital BDC stockholders. For purposes of this approval, abstentions and broker non-votes will have no effect on the vote.

If the shares of Crescent Capital Maryland BDC Common Stock to be issued pursuant to the Merger Agreement are issued at a price that is equal to or above its then-current NAV per share, then stockholder approval of this proposal is not required in order to complete the Transactions.

Vote Required to Approve the Proposed Crescent Capital BDC Investment Advisory Agreement (page 130)

The affirmative vote of a “majority of the outstanding voting securities” of Crescent Capital BDC Common Stock is required to approve the Proposed Crescent Capital BDC Investment Advisory Agreement with its investment adviser, Crescent Cap Advisors. For these purposes, the Investment Company Act defines a “majority of the outstanding voting securities” as the lesser of (i) 67% or more of the outstanding shares of Crescent Capital BDC Common Stock present or represented by proxy at the Crescent Capital BDC Special Meeting if the holders of more than 50% of the shares of Crescent Capital BDC Common Stock are present or represented by proxy or (ii) more than 50% of the outstanding shares of Crescent Capital BDC Common Stock. For purposes of approval under the Investment Company Act, abstentions and broker non-votes will have the effect of a vote “against” the proposal.

Vote Required to Approve the First Merger (page 126)

The affirmative vote of the holders of a majority of the outstanding shares of Alcentra Capital Common Stock entitled to vote at the Alcentra Capital Special Meeting on the proposal to approve the First Merger is required to approve the First Merger. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and broker non-votes, if any, will have the same effect as voting “against” the proposal.

Completion of the Transactions (page 200)

While there can be no assurance as to the exact timing, or that the Transactions will be completed at all, Crescent Capital BDC and Alcentra Capital are working to complete the Transactions in the first quarter of 2020. Crescent Capital BDC and Alcentra Capital currently expect to complete the Transactions promptly following receipt of the required approvals at the Alcentra Capital Special Meeting and the Crescent Capital BDC Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement.

Conditions That Must Be Satisfied or Waived for the Mergers to be Completed (page 220)

Conditions to the Obligations of Each Party

The obligations of Alcentra Capital and Crescent Capital BDC to complete the First Merger are subject to the satisfaction or (to the extent permitted by law) waiver at or prior to the Effective Time of the following conditions:

•

Alcentra Capital shall have obtained the necessary approval of the Alcentra Capital stockholders and Crescent Capital BDC shall have obtained the necessary approvals of the Crescent Capital BDC stockholders;

•

the Crescent Capital BDC Common Stock to be issued in connection with the First Merger and the issuance of shares of Crescent Capital Maryland BDC Common Stock upon the conversion of any instruments exchangeable therefor or convertible thereto shall have been approved for listing on NASDAQ, subject to official notice of issuance;

•

the registration statement on Form N-14 (of which this joint proxy statement/prospectus is a part) shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order;

•

any applicable waiting period (and any extension thereof) under the HSR Act or any other antitrust laws relating to the consummation of the First Merger shall have expired or early termination thereof shall have been granted (early termination of the waiting period under the HSR Act was granted on September 10, 2019); and

•

no governmental authority of competent jurisdiction shall have issued or entered any law or order which is then in effect and has the effect of restraining, enjoining or otherwise prohibiting or making unlawful the consummation of the First Merger.

Conditions to Obligations of Crescent Capital BDC and Acquisition Sub to Effect the First Merger

The obligations of Crescent Capital BDC and Acquisition Sub to effect the First Merger are also subject to the satisfaction, or (to the extent permitted by law) waiver by Crescent Capital BDC, at or prior to the Effective Time, of the following conditions:

•

the representations and warranties of Alcentra Capital shall be true and correct in all respects (subject to the materiality thresholds set forth in the Merger Agreement) (i) as of the date of the Merger Agreement and (ii) as of the date of the closing of the First Merger (the “Closing Date”) as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only);

•	Alcentra Capital shall have performed or complied in all material respects with its obligations required under the Merger Agreement to be performed or complied with on or prior to the Closing Date;

•	since the date of the Merger Agreement, there shall not have occurred and be continuing any material adverse effect with respect to Alcentra Capital; and

•

Crescent Capital BDC shall have received a certificate signed by an executive officer of Alcentra Capital certifying as to the satisfaction of each of the foregoing conditions to the obligations of Alcentra Capital to effect the First Merger.

Conditions to Obligations of Alcentra Capital to Effect the First Merger

The obligation of Alcentra Capital to effect the First Merger is also subject to the satisfaction, or (to the extent permitted by applicable law) waiver by Alcentra Capital, at or prior to the Effective Time, of the following conditions:

•

the representations and warranties of Crescent Capital BDC, Acquisition Sub and Crescent Cap Advisors shall be true and correct in all respects (subject to the materiality thresholds set forth in the Merger Agreement) as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only);

•

Crescent Capital BDC, Acquisition Sub and Crescent Cap Advisors shall have performed or complied in all material respects with their respective obligations required under the Merger Agreement to be performed or complied with on or prior to the Closing Date;

•

Alcentra Capital shall have received the written opinion of Dechert LLP, or, if Dechert LLP is unable to deliver such an opinion, the written opinion of Kirkland & Ellis LLP, as of the Closing Date, to the effect that Mergers will qualify as a “reorganization” within Section 368(a) of the Code;

•	since the date of the Merger Agreement, there shall not have occurred and be continuing any material adverse effect with respect to Crescent Capital BDC;

•	the Reincorporation Merger shall have become effective in accordance with the MGCL and the DGCL; and

•

Alcentra Capital shall have received a certificate signed by an executive officer of Crescent Capital BDC certifying as to the satisfaction of each of the conditions to the obligations of Crescent Capital BDC and Acquisition Sub to effect the First Merger summarized in the first, second and fourth bullets above.

Termination of the Merger Agreement (page 221)

The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the necessary approval of the Alcentra Capital stockholders or the necessary approvals of the Crescent Capital BDC stockholders, is obtained (except as otherwise expressly noted), as follows:

(1)	by mutual written consent of Crescent Capital BDC and Alcentra Capital;

(2)	by either Crescent Capital BDC or Alcentra Capital, if:

(a)	the First Merger shall not have been consummated on or before 5:00 p.m. (New York time) on March 31, 2020 (the “Termination Date”);

(b)

prior to the Effective Time, any governmental authority of competent jurisdiction shall have issued or entered any law or order or taken any other action permanently restraining, enjoining or otherwise prohibiting or making unlawful the consummation of the transactions contemplated by the Merger Agreement, and such law or order or other action shall have become final and non-appealable; or

(c)

(i) the Alcentra Capital Special Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the necessary approval of the Alcentra Capital stockholders shall not have been obtained at such special meeting (or at any adjournment or postponement thereof) at which a vote on the approval of the First Merger is taken and (ii) the Crescent Capital BDC Special Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the necessary approvals of the Crescent Capital BDC stockholders shall not have been obtained at such special meeting (or at any adjournment or postponement thereof) at which a vote is taken;

provided, however, that the right to terminate the Merger Agreement pursuant to clauses (2)(a) or (2)(b) above will not be available to any party that has breached in any material respect its obligations in any manner that has been the principal cause of or resulted in the failure to consummate the transactions contemplated by the Merger Agreement.

(3)	by Alcentra Capital, if:

(a)

Crescent Capital BDC, Acquisition Sub or Crescent Cap Advisors breaches or fails to perform any of their respective representations, warranties and covenants under the Merger Agreement, which breach would result in the failure of certain Alcentra Capital closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured on or before the earlier of (A) the Termination Date and (B) the date that is thirty calendar days after the giving of written notice thereof by Alcentra Capital to Crescent Capital BDC (provided that Alcentra Capital is not then in material breach so as to result in the failure of a Crescent Capital BDC closing condition); and

(b)

prior to obtaining the necessary approval of the Alcentra Capital stockholders, in order to simultaneously enter into a binding definitive agreement providing for the consummation of a Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of the Merger Agreement (provided that Alcentra Capital has not breached any of the provisions of the Merger Agreement in any material respect) and Alcentra Capital pays Crescent Capital BDC a termination fee of approximately $4.2 million (the “Alcentra Capital Termination Fee”).

(4)	by Crescent Capital BDC, if:

(a)

Alcentra Capital breaches or fails to perform any of its representations, warranties and covenants under the Merger Agreement, which breach would result in the failure of Crescent Capital BDC closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured on or before the earlier of (A) the Termination Date and (B) the date that is 30 days after the giving of notice thereof by Crescent Capital BDC to Alcentra Capital (provided that Crescent Capital BDC is not then in material breach so as to result in the failure of a Alcentra Capital closing condition); or

(b)

at any time prior to the receipt of the necessary approval of Alcentra Capital stockholders, the Alcentra Capital Board (or any committee thereof) shall have made an Alcentra Capital Adverse Recommendation Change (as defined herein under the heading “Description of the Merger Agreement—Additional Covenants—Alcentra Capital and Crescent Capital BDC Special Meetings”), Alcentra Capital or any of its subsidiaries has entered into an Alternative Acquisition Agreement (as defined herein under the heading “Description of the Merger Agreement—Additional Covenants—No Solicitation”) (other than an acceptable confidentiality agreement) or Alcentra Capital shall have failed to include in this joint proxy statement/prospectus the Alcentra Capital Board Recommendation (as defined in the Merger Agreement), provided that Crescent Capital BDC’s right to so terminate the Merger Agreement shall expire at 5:00 p.m., New York City time, on the tenth business day following the date on which such right to terminate first arose.

Termination Fee (page 223)

Alcentra Capital may terminate the Merger Agreement and enter into an agreement with a third party who makes a Superior Proposal, subject to certain procedural requirements and the payment to Crescent Capital BDC of an approximately $4.2 million termination fee.

Board of Directors and Management of the Combined Company Following Completion of the Transactions (page 198)

Upon the completion of the Transactions, the current directors and officers of Crescent Capital BDC are expected to continue in their current positions as directors and officers of the combined company and Crescent Capital BDC’s investment adviser, Crescent Cap Advisors, will externally manage the combined company. Upon the completion of the Transactions, the current directors and officers of Alcentra Capital will not continue as directors or officers of the combined company.

The Rights of Crescent Capital BDC and Alcentra Capital Stockholders Following the Transactions Will Be Different (page 438)

The rights of Crescent Capital BDC’s stockholders are currently governed by Delaware law, the Crescent Capital BDC Delaware Charter and the Crescent Capital BDC Delaware Bylaws. As a condition of the Transactions, and subject to the approval of Crescent Capital BDC’s stockholders, Crescent Capital BDC will merge with and into a newly formed wholly owned subsidiary, Crescent Capital Maryland BDC, thereby reincorporating from the State of Delaware to the State of Maryland. Following the Reincorporation Merger, the rights of Crescent Capital BDC stockholders will be governed by Maryland law, the Crescent Capital BDC Maryland Charter and the Crescent Capital BDC Maryland Bylaws.

The rights of Alcentra Capital’s stockholders are currently governed by Maryland law, the Alcentra Capital Charter and the Alcentra Capital Bylaws. As a result of the Transactions, Alcentra Capital stockholders who receive shares of Crescent Capital Maryland BDC Common Stock pursuant to the Merger Agreement will become stockholders of Crescent Capital Maryland BDC. The rights of Alcentra Capital stockholders and the rights of Crescent Capital Maryland BDC stockholders differ in certain respects. Please refer to the section of this joint proxy statement/prospectus entitled “Comparison of Stockholder Rights” for a discussion of the differences between the rights of Alcentra Capital and Crescent Capital BDC stockholders before the Transactions and the rights of Crescent Capital Maryland BDC stockholders after the Transactions. Unlike the shares of Crescent Capital Maryland BDC Common Stock received by current Crescent Capital BDC stockholders in the Reincorporation Merger, the transfer restrictions on Crescent Capital Maryland BDC Common Stock under the Crescent Capital BDC Maryland Charter are not applicable to shares of Crescent Capital Maryland BDC Common Stock received by Alcentra Capital stockholders in the First Merger.

Shares of Crescent Capital Maryland BDC Common Stock received by Crescent Capital BDC stockholders in the Reincorporation will be subject to transfer restrictions under the Crescent Capital BDC Maryland Charter for a period of up to one year following the Listing.

The Crescent Capital BDC Maryland Charter provides that during the period beginning with the Reincorporation and ending 365 days after the date of the Listing, any transfer (whether by sale, gift, merger, operation of law or otherwise), exchange, assignment, pledge, hypothecation or other disposition or encumbrance of any shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder attendant to the Reincorporation is prohibited, and therefore not effective, until 180 days after the date of the Listing for one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation, 270 days after the date of the Listing for another one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation and 365 days after the date of the Listing for the final one-third of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation, unless the Crescent Capital Maryland BDC Board provides prior written consent permitting an earlier effective date and the transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance is made in accordance with applicable securities and other laws.

COMPARATIVE FEES AND EXPENSES

The following tables are intended to assist you in understanding the costs and expenses that an investor in the common stock of Alcentra Capital and Crescent Capital BDC bears directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses that an investor in the combined company following the completion of the Transactions may bear directly or indirectly. Alcentra Capital and Crescent Capital BDC caution you that some of the percentages indicated in the tables below are estimates and may vary. Except where the context suggests otherwise, whenever this joint proxy statement/prospectus contains a reference to fees or expenses paid or to be paid by “you,” “Alcentra Capital” or “Crescent Capital BDC,” stockholders will indirectly bear such fees or expenses as investors in Alcentra Capital, Crescent Capital BDC or the combined company, as applicable.

	Crescent Capital BDC		Alcentra Capital		Pro Forma Combined Company(1)
Stockholder transaction expenses (as a percentage of offering price)
Sales load paid by Alcentra Capital and Crescent Capital BDC	—	(2)	—	(2)	—	(2)
Offering expenses borne by Alcentra Capital and Crescent Capital BDC	—	(2)	—	(2)	—	(2)
Dividend reinvestment plan expenses	—	(3)	—	(3)	—	(3)

Total stockholder transaction expenses paid by Alcentra Capital and Crescent Capital BDC	None		None		None

	Crescent Capital BDC	Alcentra Capital	Pro Forma Combined Company(1)
Estimated annual expenses (as a percentage of net assets attributable to common stock):(4)
Base management fees(5)	2.30%	2.40%	2.13%
Income based fees and capital gains incentive fees(6)	1.22%	(0.49)%	1.47%
Interest payments on borrowed funds(7)	3.33%	4.82%	4.28%
Other expenses(8)	0.90%	4.64%	1.38%
Acquired fund fees and expenses(9)	0.00%	0.00%	0.00%

Total annual expenses (estimated)(10)	7.75%	11.38%	9.26%

Fee waiver(11)	(2.35)%	(0.40)%	(2.32)%

Total annual expenses after Fee waiver	5.40%	10.98%	6.94%

(1)

See the unaudited pro forma condensed consolidated financial information and explanatory notes included elsewhere in this joint proxy statement/prospectus for more information illustrating the effect of the mergers on Crescent Capital BDC’s financial position and results of operations based upon Crescent Capital BDC’s and Alcentra Capital’s respective historical financial positions and results of operations. Percentage amounts referenced in the table above are annualized and based on the Pro Forma Combined results for the nine months ended September 30, 2019 from the pro forma information included elsewhere in this joint proxy statement/prospectus.

(2)

Purchases of shares of Alcentra Capital Common Stock or Crescent Capital BDC Common Stock on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission) that stockholders may have paid in connection with their purchase of shares of Alcentra Capital Common Stock or Crescent Capital BDC Common Stock.

(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.”
(4)	“Net assets attributable to common stock” equals stockholders’ equity at September 30, 2019. For Pro Forma Combined, the stockholders’ equity for Pro Forma Combined as of September 30, 2019 was used from the pro forma information included elsewhere in this joint proxy statement/prospectus.
(5)

Alcentra Capital is currently externally managed by its investment adviser, Alcentra NY. Pursuant to the Alcentra Capital Investment Advisory Agreement, Alcentra Capital pays Alcentra NY an annual base management fee, which is calculated at an annual rate as follows: 1.50% of Alcentra Capital’s gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if its gross assets are less than or equal to $625,000,000; 1.40% if its gross assets are greater than or equal to $625,000,001 but less than or equal to $750,000,000; and 1.25% if its gross assets are greater than or equal to $750,000,001. The various management fee percentages (i.e. 1.50%, 1.40% and 1.25%) apply to Alcentra Capital’s entire gross assets in the event its gross assets exceed the various gross asset thresholds. The base management fee is payable quarterly in arrears and is calculated based on the average value of Alcentra Capital’s gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. The fact that Alcentra Capital’s base management fee is payable based upon its gross assets may encourage Alcentra NY to use leverage to make additional investments. See “Management of Alcentra Capital—Alcentra Capital Management Agreements—Alcentra Capital Investment Advisory Agreement—Management Fee.”

The Alcentra Capital management fee referenced in the table above is annualized and based on actual amounts incurred by Alcentra Capital during the nine months ended September 30, 2019, excluding any waiver of management fees (discussed in footnote 11 to this table).

Crescent Capital BDC is externally managed by its investment adviser, Crescent Cap Advisors. Following completion of the Transactions, the combined company will continue to be externally managed by Crescent Cap Advisors and the Pro Forma Combined Company management fee has been calculated in a manner consistent with the Proposed Crescent Capital BDC Investment Advisory Agreement, assuming it is approved by stockholders. The base management fee is calculated and payable quarterly in arrears at an annual rate of 1.5% of Crescent Capital BDC’s gross assets (1.25% under the Proposed Crescent Capital BDC Investment Advisory Agreement), including assets acquired through the incurrence of debt but excluding any cash and cash equivalents. The base management fee is calculated based on the average value of gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Crescent Capital BDC’s and the Pro Forma Combined Company’s base management fees have been estimated by multiplying the respective company’s total assets as of September 30, 2019 (assuming it maintains no cash or cash equivalents) by 1.5% and 1.25%, respectively. The 2.30% and 2.40% reflected on the table are higher than 1.5% and 1.25%, respectively, because they are calculated on Crescent Capital BDC’s and the Pro Forma Combined Company’s net assets, respectively, as of September 30, 2019 (rather than its total assets). Crescent Cap Advisors has agreed to waive, for the eighteen months following the Effective Time, (1) a portion of the Base Management Fee so that only 0.75% shall be charged for such eighteen-month period and (2) the income based incentive fee (collectively, the “Fee Waiver”). See “Crescent Capital BDC Proposal #3: The Approval of the Proposed Crescent Capital BDC Investment Advisory Agreement—Overview of the Crescent Capital BDC Investment Advisory Agreement.” The Crescent Capital BDC base management fee referenced in the table above is annualized and based on actual amounts incurred by Crescent Capital BDC during the nine months ended September 30, 2019, excluding any waiver of management fees (discussed in footnote 11 to this table). The Pro Forma Combined Company base management fee referenced in the table above is annualized and based on the Pro Forma Combined results for the nine months ended September 30, 2019 from the pro forma information included elsewhere in this joint proxy statement/prospectus.

(6)

Assumes that annual incentive fees earned by each investment adviser remain consistent with the incentive fees earned by such investment adviser during the nine months ended September 30, 2019, annualized for a full year, and includes accrued capital gains incentive fees. In case of Alcentra Capital, the incentive fee line item excludes any reversal of accrued but unearned incentive fees that were recognized by Alcentra Capital during the nine months ended September 30, 2019. No capital gains incentive fees were earned during the nine months ended September 30, 2019. For more detailed information about the incentive fee calculations, see “Management of Alcentra Capital—Alcentra Capital Management Agreements—Alcentra Capital

Investment Advisory Agreement—Incentive Fee,” with respect to Alcentra Capital, and “Crescent Capital BDC Proposal #3: The Approval of the Proposed Crescent Capital BDC Investment Advisory Agreement—Overview of the Crescent Capital BDC Investment Advisory Agreement,” with respect to Crescent Capital BDC.
(7)

For Alcentra Capital and Crescent Capital BDC, “Interest payments on borrowed funds” represents interest expenses estimated by annualizing actual interest and credit facility expenses incurred for the nine months ended September 30, 2019. For the Pro Forma Combined Company, “Interest payments on borrowed funds” is based on the Pro Forma Combined results for the nine months ended September 30, 2019 from the pro forma information included elsewhere in this joint proxy statement/prospectus, and reflects the increase to interest expense associated with the assumed draw down on debt for the $19,343 cash consideration paid by Crescent Capital BDC. During the nine months ended September 30, 2019, Alcentra Capital’s average outstanding borrowings were approximately $26.3 million under the Alcentra Capital Credit Facility and $55 million in connection with the Alcentra Capital InterNotes, and cash paid by Alcentra Capital for related interest expenses was approximately $3.7 million. Alcentra Capital had outstanding borrowings of approximately $28.7 million under the Alcentra Capital Credit Facility (with a carrying value of approximately $28.7 million) as of September 30, 2019 and had $55.0 million outstanding in principal amount of the Alcentra Capital InterNotes as of September 30, 2019. For the nine months ended September 30, 2019, the weighted average interest rate under the Alcentra Capital Credit Facility was 4.67% and the weighted average interest rate under the Alcentra Capital InterNotes was 6.40%. See “Risk Factors—Risks Relating to Alcentra Capital—Risks Relating to Alcentra Capital’s Business and Structure—Incurring additional leverage may magnify Alcentra Capital’s exposure to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect Alcentra Capital’s profitability.”

During the nine months ended September 30, 2019, Crescent Capital BDC’s average outstanding borrowings were approximately $259.6 million and interest expense was $9.5 million. Crescent Capital BDC had outstanding borrowings of approximately $323.2 million (with a carrying value of approximately $323.2 million) as of September 30, 2019. The amount of leverage that Alcentra Capital or Crescent Capital BDC may employ at any particular time will depend on, among other things, Alcentra Capital and Crescent Capital BDC’s boards of directors’ and, in each company’s respective investment adviser’s assessment of market and other factors at the time of any proposed borrowing. See “Risk Factors—Risks Relating to Crescent Capital BDC—Risks Relating to Crescent Capital BDC’s Business and Structure—Crescent Capital BDC’s strategy involves a high degree of leverage. Crescent Capital BDC intends to continue to finance its investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and increases the risk of investing in Crescent Capital BDC. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.”

(8)

In the case of Alcentra Capital, “Other expenses” is based on actual expenses incurred for the nine months ended September 30, 2019, annualized, and includes professional fees, which include legal expenses, expenses relating to audit and tax services and expenses relating to services provided by State Street Bank and Trust Company, as Alcentra Capital’s administrator; expenses relating to valuation services; directors’ fees; insurance expenses; consulting fees; and other expenses, such as those relating to financial advisory services and overhead expenses, which include payments under the Alcentra Capital Investment Advisory Agreement based on Alcentra Capital’s allocable portion of overhead and other expenses incurred by Alcentra NY. Alcentra Capital’s “Other expenses” during the nine months ended September 30, 2019 were higher than during prior periods due primarily to costs associated with the review of strategic alternatives. In the case of Crescent Capital BDC and Pro Forma Combined, includes allocable overhead expenses under the administration agreement with CCAP Administration, an affiliate of Crescent Cap Advisors, operating costs associated with sub-administration, custodian and transfer agent agreements with State Street Bank and Trust Company and other operating costs. The holders of shares of Alcentra Capital Common Stock and Crescent Capital BDC Common Stock (and not the holders of their debt securities or preferred stock, if any) indirectly bear the cost associated with their annual expenses.

(9)	With respect to “Acquired fund fees and expenses,” Alcentra Capital and Crescent Capital BDC stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act in which Alcentra Capital or Crescent Capital BDC invests. Such underlying funds or other investment vehicles are referred to in this joint proxy statement/prospectus as “Acquired Funds.” This amount includes the estimated annual fees and expenses of Acquired Funds as of September 30, 2019. Certain of these Acquired Funds are subject to management fees, which generally range from 1% to 2.5% of total net assets, or incentive fees, which generally range between 15% to 25% of net profits. When applicable, fees and expenses estimates are based on historic fees and expenses for the Acquired Funds. For those Acquired Funds with little or no operating history, fees and expenses are based on expected fees and expenses stated in the Acquired Funds’ offering memorandum, private placement memorandum or other similar communication without giving effect to any performance. Although not reflected in the table, Crescent Cap Advisors has voluntarily waived its right to receive management fees on the investment in GACP II, an Acquired Fund, for any period in which GACP II remains in the investment portfolio. Future fees and expenses for these Acquired Funds may be substantially higher or lower because certain fees and expenses are based on the performance of the Acquired Funds, which may fluctuate over time.
(10)

“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. Alcentra Capital and Crescent Capital BDC borrow money to leverage and increase their total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period), rather than the total assets, including assets that have been funded with borrowed monies.

(11)

On May 4, 2018, Alcentra NY agreed to a temporary voluntary 0.25% reduction of the base management fee under the Alcentra Capital Investment Advisory Agreement, from May 1, 2018 to April 30, 2019, across all of these base management fee breakpoints. On May 3, 2019, Alcentra NY agreed to a continuation of the temporary 0.25% reduction across all of the base management fee breakpoints under the Alcentra Capital Investment Advisory Agreement, effective from May 1, 2019 to April 30, 2020. The Alcentra Capital fee waiver referenced in the table above is annualized and based on actual amounts of the Alcentra Capital management fee waived by Alcentra NY during the nine months ended September 30, 2019 pursuant to the 0.25% base management fee waiver (but excluding Alcentra NY’s additional voluntary waiver of the remainder of the base management fee for the three months ended September 30, 2019).

As noted above, through the Fee Waiver, Crescent Cap Advisors has agreed to waive, for the eighteen-month period following the First Merger, (1) a portion of the base management fee so that only 0.75% shall be charged for such eighteen-month period and (2) the income based incentive fee. Crescent Cap Advisors may not terminate the Fee Waiver before the end of the eighteen-month period following the First Merger, but it may be terminated with approval of the Crescent Capital BDC Board and a majority of the outstanding voting securities of Crescent Capital BDC. Crescent Cap Advisors may not recoup any amounts waived pursuant to the Fee Waiver.

Example

The following examples demonstrate the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in Alcentra Capital, Crescent Capital BDC or, following the completion of the Transactions, the combined company’s common stock. In calculating the following expense amounts, each of Alcentra Capital and Crescent Capital BDC has assumed that it would have no additional leverage, that none of its assets are cash or cash equivalents and that its annual operating expenses would remain at the levels set forth in the tables above.

The expense amounts for Alcentra Capital assume an annual base management fee of 1.5% for each year. Income based fees and the capital gains fees under the Crescent Capital BDC Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown below, are not included in the example, except as specifically set forth below. Transaction expenses related to the Transactions are not included in the following examples.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return in(1):
Crescent Capital BDC	$54	$182	$306	$600
Alcentra Capital	$106	$315	$495	$848
The pro forma combined company following the completion of the Transactions	$69	$217	$358	$676

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return in(2):
Crescent Capital BDC	$62	$205	$341	$653
Alcentra Capital	$114	$334	$520	$875
The pro forma combined company following the completion of the Transactions	$77	$239	$390	$721

(1)	The above illustration assumes no return from net realized capital gains or net unrealized capital appreciation.
(2)	The above illustration assumes returns entirely from realized capital gains and thus subject to the capital gain incentive fee.

The foregoing tables are to assist you in understanding the various costs and expenses that an investor in Alcentra Capital, Crescent Capital BDC or, following the completion of the Transactions, the combined company’s common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, performance will vary and may result in a return greater or less than 5%. If Crescent Capital BDC were to achieve sufficient returns on its investments, including through the realization of capital gains, to trigger income based fees or capital gains incentive fees of a material amount, its expenses, and returns to its investors, would be higher. Similarly, if Alcentra Capital were to achieve sufficient returns on its investments, including through the realization of capital gains, to trigger income based fees or capital gains incentive fees of a material amount, its expenses, and returns to its investors, would be higher.

In addition, while the example assumes reinvestment of all dividends and distributions at NAV, if the Crescent Capital BDC Board authorizes and the Crescent Capital BDC Board declares a cash dividend, participants in its dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of its common stock determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of Crescent Capital BDC Common Stock at the close of trading on the valuation date for the dividend. See “Crescent Capital Maryland BDC Dividend Reinvestment Plan” for additional information regarding Crescent Capital BDC’s dividend reinvestment plan.

Similarly, if the Alcentra Capital Board authorizes and declares a cash dividend, participants in its dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of its common stock determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of Alcentra Capital Common Stock at the close of trading on the valuation date for the dividend. See “Alcentra Capital Dividend Reinvestment Plan” for additional information regarding Alcentra Capital’s dividend reinvestment plan.

This example and the expenses in the tables above should not be considered a representation of Alcentra Capital, Crescent Capital BDC or, following the completion of the Transactions, the combined company’s future expenses as actual expenses (including the cost of debt, if any, and other expenses) that it may incur in the future and such actual expenses may be greater or less than those shown.

RISK FACTORS

In addition to the other information included in this joint proxy statement/prospectus, stockholders should carefully consider the matters described below in determining whether to approve the First Merger, in the case of Alcentra Capital stockholders, and approve the Reincorporation Merger, approve the issuance of shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, and approve the Proposed Crescent Capital BDC Investment Advisory Agreement, in the case of Crescent Capital BDC stockholders. The risks set out below are not the only risks Crescent Capital BDC, Alcentra Capital and, following the completion of the Transactions, the combined company face. Additional risks and uncertainties not currently known to Crescent Capital BDC or Alcentra Capital or that they currently deem to be immaterial also may materially adversely affect their or, following the completion of the Transactions, the combined company’s business, financial condition or operating results. If any of the following events occur, Crescent Capital BDC, Alcentra Capital or, following the completion of the Transactions, the combined company’s business, financial condition or results of operations could be materially adversely affected.

Risks Relating to Crescent Capital BDC

Unless the context suggests otherwise, references in this section to Crescent Capital BDC refer to (i) prior to the consummation of the Mergers, Crescent Capital BDC, and (ii) from and after the consummation of the Mergers, refer to Crescent Capital Maryland BDC.

Risks Relating to Crescent Capital BDC’s Business and Structure

Crescent Capital BDC has a limited operating history.

Crescent Capital BDC was formed in February 2015 and commenced operations on June 26, 2015. As a result of Crescent Capital BDC’s limited operating history, Crescent Capital BDC is subject to the business risks and uncertainties associated with recently formed businesses, including the risk that Crescent Capital BDC will not achieve its investment objective and that the value of an investor’s investment could decline substantially.

Crescent Capital BDC is dependent upon key personnel of CCG LP and Crescent Cap Advisors.

Crescent Capital BDC does not have any internal management capacity or employees. Crescent Capital BDC’s ability to achieve its investment objective will depend on its ability to manage its business and to grow its investments and earnings. This will depend, in turn, on the diligence, skill and network of business contacts of the senior professionals of CCG LP. Crescent Capital BDC expects that these senior professionals will evaluate, negotiate, structure, close and monitor Crescent Capital BDC’s investments in accordance with the terms of the Proposed Crescent Capital BDC Investment Advisory Agreement. Crescent Capital BDC can offer no assurance, however, that senior professionals of CCG LP will continue to provide investment advice to Crescent Capital BDC. If these individuals do not maintain their employment or other relationships with CCG LP and do not develop new relationships with other sources of investment opportunities available to Crescent Capital BDC, Crescent Capital BDC may not be able to grow its investment portfolio. In addition, individuals with whom the senior professionals of CCG LP have relationships are not obligated to provide Crescent Capital BDC with investment opportunities. Therefore, Crescent Capital BDC can offer no assurance that such relationships will generate investment opportunities.

Crescent Cap Advisors is an affiliate of CCG LP and will depend upon access to the investment professionals and other resources of CCG LP to fulfill its obligations to Crescent Capital BDC under the Proposed Crescent Capital BDC Investment Advisory Agreement. Crescent Cap Advisors will also depend upon such investment professionals to obtain access to deal flow generated by CCG LP. Under the Crescent Capital BDC Resource Sharing Agreement, CCG LP has agreed to provide Crescent Cap Advisors with the experienced investment professionals necessary to fulfill its obligations under the Proposed Crescent Capital BDC Investment Advisory Agreement. The Crescent Capital BDC Resource Sharing Agreement provides that CCG LP will make available to Crescent Cap Advisors experienced investment professionals and access to the resources of CCG LP for purposes of evaluating, negotiating, structuring, closing and monitoring Crescent Capital BDC’s investments. Although Crescent Capital BDC is a third-party beneficiary of the Crescent Capital BDC Resource Sharing Agreement, it may be terminated by either party on 60 days’ notice. Crescent Capital BDC cannot assure investors that CCG LP will fulfill its obligations under the Crescent Capital BDC Resource Sharing Agreement. Crescent Capital BDC cannot assure investors that Crescent Cap Advisors will enforce the Crescent Capital BDC Resource Sharing Agreement if CCG LP fails to perform, that such agreement will not be terminated by either party or that Crescent Capital BDC will continue to have access to the investment professionals of CCG LP and its affiliates or their information and deal flow.

CCG LP’s and Crescent Cap Advisors’ investment professionals, which are currently composed of the same personnel, have substantial responsibilities in connection with the management of other CCG LP clients. The personnel of CCG LP may be called upon to provide managerial assistance to Crescent Capital BDC’s portfolio companies. These demands on their time, which may increase as the number of investments grow, may distract them or slow Crescent Capital BDC’s rate of investment.

Crescent Cap Advisors’ investment committee, which provides oversight over Crescent Capital BDC’s investment activities, is provided to Crescent Capital BDC by Crescent Cap Advisors under the Crescent Capital BDC Investment Advisory Agreement (and following the Transactions, is expected to continue to be provided under the Proposed Crescent Capital BDC Investment Advisory Agreement). The loss of any member of Crescent Cap Advisors’ investment committee or of other senior professionals of CCG LP would limit Crescent Capital BDC’s ability to achieve its investment objective and operate as it anticipates. This could have a material adverse effect on Crescent Capital BDC’s financial condition, results of operations and cash flows.

Further, Crescent Capital BDC depends upon CCG LP to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and Crescent Capital BDC expects to rely to a significant extent upon these relationships to provide Crescent Capital BDC with potential investment opportunities. If CCG LP fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, Crescent Capital BDC will not be able to grow its investment portfolio. In addition, individuals with whom the senior professionals of CCG LP has relationships are not obligated to provide Crescent Capital BDC with investment opportunities, and Crescent Capital BDC can offer no assurance that these relationships will generate investment opportunities in the future.

Crescent Capital BDC may not replicate the historical results achieved by CCG LP.

Crescent Capital BDC’s primary focus in making investments may differ from those of existing investment funds, accounts or other investment vehicles that are or have been managed by members of Crescent Cap Advisors’ investment committee or by CCG LP. Past performance should not be relied upon as an indication of future results. There can be no guarantee that Crescent Capital BDC will replicate its own historical performance, the historical success of CCG LP or the historical performance of investment funds, accounts or other investment vehicles that are or have been managed by members of Crescent Cap Advisors’ investment committee, or by CCG LP or its employees, and Crescent Capital BDC cautions investors that its investment returns could be substantially lower than the returns achieved by them in prior periods. Crescent Capital BDC cannot assure you that it will be profitable in the future or that Crescent Cap Advisors will be able to continue to implement Crescent Capital BDC’s investment objectives with the same degree of success that it has had in the past. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on Crescent Capital BDC’s future performance.

Crescent Capital BDC depends on CCG LP to manage its business effectively.

Crescent Capital BDC’s ability to achieve its investment objective depends on its ability to manage its business and to grow its investments and earnings. This will depend, in turn, on CCG LP’s ability to identify, invest in and monitor portfolio companies that meet Crescent Capital BDC’s investment criteria. The achievement of its investment objectives on a cost-effective basis will depend upon CCG LP’s execution of its investment process, its ability to provide competent, attentive and efficient services to Crescent Capital BDC and, to a lesser extent, Crescent Capital BDC’s access to financing on acceptable terms. CCG LP’s investment professionals will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. The personnel of CCG LP may be called upon to provide managerial assistance to Crescent Capital BDC’s portfolio companies. These activities may distract them from servicing new investment opportunities for Crescent Capital BDC or slow its rate of investment. Any failure to manage Crescent Capital BDC’s business and its future growth effectively could have a material adverse effect on its business, financial condition, results of operations and cash flows.

Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the United States and around the world and Crescent Capital BDC’s business.

From time to time, the global capital markets may experience periods of disruption and instability resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. Deteriorating market conditions could result in increasing volatility and illiquidity in the global credit, debt and equity markets generally. The duration and ultimate effect of such market conditions cannot be forecasted. Deteriorating market conditions and uncertainty regarding economic markets generally could result in declines in the market values of potential investments or declines in the market values of investments after they are made or acquired by Crescent Capital BDC and affect the potential for liquidity events involving such investments or portfolio companies. Such declines may be exacerbated by other events, such as the failure of significant financial institutions or hedge funds, dislocations in other investment markets or other extrinsic events. Applicable accounting standards require Crescent Capital BDC to determine the fair value of its investments as the amount that would be received in an orderly transaction between market participants at the measurement date. While most of Crescent Capital BDC’s investments are not publicly traded, as part of the valuation process Crescent Capital BDC considers a number of measures, including comparison to publicly traded securities. As a result, volatility in the public capital markets can adversely affect Crescent Capital BDC’s investment valuations.

During any such periods of market disruption and instability, Crescent Capital BDC and other companies in the financial services sector may have limited access, if any, to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions that will apply to Crescent Capital BDC as a BDC, Crescent Capital BDC will generally not be able to issue additional shares of Crescent Capital BDC Common Stock at a price less than NAV without first obtaining approval for such issuance from its stockholders and independent directors. In addition, Crescent Capital BDC’s ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that Crescent Capital BDC’s asset coverage, as defined in the Investment Company Act, must equal at least 200% (or 150% if certain disclosure and approval requirements are met) immediately after each time Crescent Capital BDC incurs indebtedness. The debt capital that will be available, if any, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on Crescent Capital BDC’s business, financial condition and results of operations.

A prolonged period of market illiquidity may cause Crescent Capital BDC to reduce the volume of loans and debt securities it originates and/or fund and adversely affect the value of its portfolio investments, which could have a material and adverse effect on the business, financial condition, results of operations and cash flows of Crescent Capital BDC.

Adverse developments in the credit markets may impair Crescent Capital BDC’s ability to enter into new debt financing arrangements.

During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited refinancing and loan modification transactions and reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. If these conditions recur, it may be difficult for Crescent Capital BDC to enter into a new credit or other borrowing facility, obtain other financing to finance the growth of its investments, or refinance any outstanding indebtedness on acceptable economic terms, or at all.

Crescent Cap Advisors, the investment committee of Crescent Cap Advisors, CCG LP and their affiliates, officers, directors and employees may face certain conflicts of interest.

As a result of Crescent Capital BDC’s arrangements with CCG LP, Crescent Cap Advisors and Crescent Cap Advisors’ investment committee, there may be times when Crescent Cap Advisors or such persons have interests that differ from those of Crescent Capital BDC’s stockholders, giving rise to a conflict of interest.

The members of Crescent Cap Advisors’ investment committee are, or may be, investors in, or serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as Crescent Capital BDC does, or of investment funds, accounts, or investment vehicles managed by CCG LP and/or its affiliates. Similarly, CCG LP and its affiliates may have other clients with similar, different or competing investment objectives.

In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of, or which may be adverse to the interests of, Crescent Capital BDC or its stockholders. For example, CCG LP has, and will continue to have, management responsibilities for other investment funds, accounts and investment vehicles. There is a potential that Crescent Capital BDC will compete with these funds, and other entities managed by CCG LP and its affiliates, for capital and investment opportunities. As a result, members of Crescent Cap Advisors’ investment committee who are affiliated with CCG LP will face conflicts in the allocation of investment opportunities among Crescent Capital BDC and other investment funds, accounts and investment vehicles managed by CCG LP and its affiliates, and may make certain investments that are appropriate for Crescent Capital BDC but for which Crescent Capital BDC receives a relatively small allocation or no allocation at all. CCG LP intends to allocate investment opportunities among eligible investment funds, accounts and investment vehicles in a manner that is fair and equitable over time and consistent with its allocation policy. However, Crescent Capital BDC can offer no assurance that such opportunities will be allocated to Crescent Capital BDC fairly or equitably in the short-term or over time, and Crescent Capital BDC may not be given the opportunity to participate in investments made by investment funds managed by CCG LP or its affiliates. Crescent Capital BDC expects that CCG LP and Crescent Cap Advisors will agree with the Crescent Capital BDC Board that, subject to applicable law, allocations among Crescent Capital BDC and other investment funds, accounts and investment vehicles managed by CCG LP will generally be made based on capital available for investment in the asset class being allocated and the respective governing documents of such investment funds, accounts and investment vehicles. Crescent Capital BDC expects that available capital for Crescent Capital BDC’s investments will be determined based on the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by the Crescent Capital BDC Board or as imposed by applicable laws, rules, regulations or interpretations. There can be no assurance that Crescent Capital BDC will be able to participate in all investment opportunities that are suitable for it.

Further, to the extent permitted by applicable law, Crescent Capital BDC and its affiliates may own investments at different levels of a portfolio company’s capital structure or otherwise own different classes of a portfolio company’s securities, which may give rise to conflicts of interest or perceived conflicts of interest. Conflicts may also arise because decisions regarding Crescent Capital BDC’s portfolio may benefit Crescent Capital BDC’s affiliates. Crescent Capital BDC’s affiliates may pursue or enforce rights with respect to one of its portfolio companies, and those activities may have an adverse effect on Crescent Capital BDC.

Principals and employees of CCG LP, Crescent Cap Advisors or their affiliates may, from time to time, possess material non-public information, limiting Crescent Capital BDC’s investment discretion.

The executive officers and directors, principals and other employees of CCG LP, including members of Crescent Cap Advisors’ investment committee, may serve as directors of, or in a similar capacity with, portfolio companies in which Crescent Capital BDC invests, the securities of which are purchased or sold on Crescent Capital BDC’s behalf and may come into possession of material non-public information with respect to issuers in which Crescent Capital BDC may be considering making an investment. In the event that material non-public information is obtained with respect to such companies, or Crescent Capital BDC becomes subject to trading restrictions under the internal trading policies of those companies, the policies of CCG LP or as a result of applicable law or regulations, Crescent Capital BDC could be prohibited for a period of time or indefinitely from purchasing or selling the securities of such companies, or Crescent Capital BDC may be precluded from providing such information or other ideas to other funds affiliated with CCG LP that might benefit from such information, and this prohibition may have an adverse effect on Crescent Capital BDC.

Crescent Capital BDC’s management and incentive fee structure may create incentives for Crescent Cap Advisors that are not fully aligned with the interests of Crescent Capital BDC’s stockholders and may induce Crescent Cap Advisors to make speculative investments.

In the course of Crescent Capital BDC’s investing activities, Crescent Capital BDC will pay management and incentive fees to Crescent Cap Advisors. Crescent Capital BDC has entered into the Crescent Capital BDC Investment Advisory Agreement with Crescent Cap Advisors that provides that these fees are based on the value of Crescent Capital BDC’s gross assets (which includes assets purchased with borrowed amounts or other forms of leverage but excludes cash and cash equivalents), instead of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable). As a result, investors in Crescent Capital BDC Common Stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, including the costs of leverage, resulting in a lower rate of return than one might achieve if distributions were made on a gross basis. Because Crescent Capital BDC’s management fees are based on the value of Crescent Capital BDC’s gross assets, incurrence of debt or the use of leverage will increase the management fees due to Crescent Cap Advisors. As such, Crescent Cap Advisors may have an incentive to use leverage to make additional investments. In addition, as additional leverage would magnify positive returns, if any, on Crescent Capital BDC’s portfolio, the incentive fee would become payable to Crescent Cap Advisors (i.e., exceed the Hurdle Amount (as defined herein under the heading “Business of Crescent Capital BDC”)) at a lower average return on Crescent Capital BDC’s portfolio. Thus, if Crescent Capital BDC incurs additional leverage, Crescent Cap Advisors may receive additional incentive fees without any corresponding increase (and potentially with a decrease) in the performance of Crescent Capital BDC’s portfolio.

Additionally, under the incentive fee structure, Crescent Cap Advisors may benefit when capital gains are recognized and, because Crescent Cap Advisors will determine when to sell a holding, Crescent Cap Advisors will control the timing of the recognition of such capital gains. As a result of these arrangements, there may be times when the management team of Crescent Cap Advisors has interests that differ from those of Crescent Capital BDC’s stockholders, giving rise to a conflict. Furthermore, there is a risk Crescent Cap Advisors will make more speculative investments in an effort to receive this payment. PIK interest and OID would increase Crescent Capital BDC’s pre-incentive fee net investment income by increasing the size of the loan balance of underlying loans and increasing Crescent Capital BDC’s assets under management and would make it easier for Crescent Cap Advisors to surpass the Hurdle Amount and increase the amount of incentive fees payable to Crescent Cap Advisors.

The part of the incentive fee payable to Crescent Cap Advisors relating to Crescent Capital BDC’s net investment income is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may give rise to a conflict of interest for Crescent Cap Advisors to the extent that it encourages Crescent Cap Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. Crescent Cap Advisors may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to Crescent Capital BDC on such securities. This risk could be increased because, under the Crescent Capital BDC Investment Advisory Agreement, Crescent Cap Advisors is not obligated to reimburse Crescent Capital BDC for incentive fees Crescent Cap Advisors receives even if Crescent Capital BDC subsequently incurs losses or never receives in cash the deferred income that was previously accrued.

Additionally, the Transactions will have an effect on the management fee Crescent Capital BDC pays to Crescent Cap Advisors. With respect to any period prior to the completion of the Transactions, pursuant to a base waiver agreement with Crescent Cap Advisors, all management fees in excess of the sum of (i) 0.25% of undrawn capital and (ii) 0.75% of the aggregate gross assets excluding cash and cash equivalents were waived by Crescent Cap Advisors and not subject to recoupment by Crescent Cap Advisors. In the absence of the Transactions, this waiver would have expired upon the occurrence of a “Qualified IPO.” Although (i) the Proposed Crescent Capital BDC Investment Advisory Agreement proposes to reduce the base management fee payable to Crescent Cap Advisors from 1.5% to 1.25% and (ii) Crescent Cap Advisors has agreed to waive a portion of the management fee for the eighteen-month period after the completion of the Transactions, it is expected that the management fee Crescent Capital BDC pays to Crescent Cap Advisors will effectively be higher after such waiver period than it was before the completion of the Transactions due to the occurrence of a “Qualified IPO.” However, in the absence of the Proposed Crescent Capital BDC Investment Advisory Agreement, the base management fee would have been higher after a “Qualified IPO” if the terms of the Crescent Capital BDC Investment Advisory Agreement remained in effect upon completion of the Transactions. Upon expiration of the waiver period, the base management fee will be an annual rate of 1.25% of the combined company’s gross assets. The combined company’s gross assets are expected to be in excess of those of pre-Transactions Crescent Capital BDC alone.

The Crescent Capital BDC Board is charged with protecting Crescent Capital BDC’s interests by monitoring how Crescent Cap Advisors addresses these and other conflicts of interest associated with its services and compensation. While they are not expected to review or approve each investment decision or incurrence of leverage, Crescent Capital BDC’s independent directors will periodically review Crescent Cap Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, Crescent Capital BDC’s independent directors will consider whether its fees and expenses (including those related to leverage) remain appropriate.

Crescent Capital BDC may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent it so invests, bear its ratable share of any such investment company’s expenses, including management and performance fees. Crescent Capital BDC also remains obligated to pay management and incentive fees to Crescent Cap Advisors with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of Crescent Capital BDC’s stockholders bears his or her share of the management and incentive fees of Crescent Cap Advisors as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which Crescent Capital BDC invests.

Conflicts of interest may be created by the valuation process for certain portfolio holdings.

Crescent Capital BDC expects to make many of its portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. As a result, the Crescent Capital BDC Board will determine the fair value of these loans and securities in good faith as described below in “—The majority of Crescent Capital BDC’s portfolio investments are recorded at fair value as determined in good faith by the Crescent Capital BDC Board and, as a result, there may be uncertainty as to the value of Crescent Capital BDC’s portfolio investments.” Each of the interested members of the Crescent Capital BDC Board has an indirect pecuniary interest in Crescent Cap Advisors. The participation of Crescent Cap Advisors’ investment professionals in Crescent Capital BDC’s valuation process, and the pecuniary interest in Crescent Cap Advisors by certain members of the Crescent Capital BDC Board, could result in a conflict of interest as Crescent Cap Advisors’ management fee is based, in part, on the value of Crescent Capital BDC’s gross assets, and Crescent Capital BDC’s incentive fees will be based, in part, on realized gains and realized and unrealized losses.

Conflicts may arise related to other arrangements with CCG LP and Crescent Cap Advisors’ other affiliates.

Crescent Capital BDC has entered into a license agreement with CCG LP under which CCG LP has agreed to grant Crescent Capital BDC a non-exclusive, royalty-free license to use the name “Crescent Capital.” In addition, the CCAP Administration Agreement with CCAP Administration, an affiliate of CCG LP, requires Crescent Capital BDC to pay to CCAP Administration Crescent Capital BDC’s allocable portion of overhead and other expenses incurred by CCAP Administration in performing its obligations under the CCAP Administration Agreement, such as rent and Crescent Capital BDC’s allocable portion of the cost of Crescent Capital BDC’s chief financial officer and chief compliance officer and their respective staffs. In addition, Crescent Cap Advisors has entered into a Resource Sharing Agreement with CCG LP pursuant to which CCG LP provides Crescent Cap Advisors with the resources necessary to fulfill its obligations under the Crescent Capital BDC Investment Advisory Agreement. These agreements create conflicts of interest that the independent members of the Crescent Capital BDC Board will monitor. For example, under the terms of the license agreement, Crescent Capital BDC will be unable to preclude CCG LP from licensing or transferring the ownership of the “Crescent Capital” name to third parties, some of whom may compete against Crescent Capital BDC. Consequently, it will be unable to prevent any damage to goodwill that may occur as a result of the activities of CCG LP or others. Furthermore, in the event the license agreement is terminated, Crescent Capital BDC will be required to change its name and cease using “Crescent Capital” as part of its name. Any of these events could disrupt Crescent Capital BDC’s recognition in the market place, damage any goodwill it may have generated and otherwise harm its business.

The Crescent Capital BDC Investment Advisory Agreement and the Proposed Crescent Capital BDC Investment Advisory Agreement were negotiated with Crescent Cap Advisors and the Administration Agreement was negotiated with CCAP Administration, which are both related parties to Crescent Capital BDC.

The Crescent Capital BDC Investment Advisory Agreement, the Proposed Crescent Capital BDC Investment Advisory Agreement, and the CCAP Administration Agreement were negotiated between related parties (with the exception that certain terms of the Proposed Crescent Capital BDC Investment Advisory Agreement were negotiated with Alcentra Capital). Consequently, their terms, including fees payable to Crescent Cap Advisors, may not be as favorable to Crescent Capital BDC as if they had been negotiated exclusively with an unaffiliated third party. In addition, Crescent Capital BDC may desire not to enforce, or to enforce less vigorously, its rights and remedies under these agreements because of its desire to maintain its ongoing relationship with Crescent Cap Advisors, CCAP Administration and their respective affiliates. Any such decision, however, could breach Crescent Capital BDC’s fiduciary obligations to its stockholders.

Crescent Cap Advisors has limited liability and is entitled to indemnification under the Crescent Capital BDC Investment Advisory Agreement and is expected to have limited liability and be entitled to indemnification under the Proposed Crescent Capital BDC Investment Advisory Agreement.

Under the Crescent Capital BDC Investment Advisory Agreement (and as expected under the Proposed Crescent Capital BDC Investment Advisory Agreement), Crescent Cap Advisors has not assumed any responsibility to Crescent Capital BDC other than to render the services called for under that agreement. Crescent Cap Advisors will not be responsible for any action of the Crescent Capital BDC Board in following or declining to follow Crescent Cap Advisors’ advice or recommendations. Under the Crescent Capital BDC Investment Advisory Agreement (and as expected under the Proposed Crescent Capital BDC Investment Advisory Agreement),

Crescent Cap Advisors, its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with Crescent Cap Advisors, including, without limitation, its general partner and the CCAP Administration, and any person controlling or controlled by Crescent Cap Advisors will not be liable to Crescent Capital BDC, any subsidiary of Crescent Capital BDC, its directors, its stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Crescent Capital BDC Investment Advisory Agreement or the Proposed Crescent Capital BDC Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that Crescent Cap Advisors owes to Crescent Capital BDC under the Crescent Capital BDC Investment Advisory Agreement or the Proposed Crescent Capital BDC Investment Advisory Agreement. In addition, as part of the Crescent Capital BDC Investment Advisory Agreement, Crescent Capital BDC has agreed to indemnify (and is expected to indemnify under the Proposed Crescent Capital BDC Investment Advisory Agreement) Crescent Cap Advisors and each of its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with Crescent Cap Advisors, including, without limitation, its general partner and CCAP Administration, and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by such party in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of Crescent Capital BDC or its security holders) arising out of or otherwise based upon the performance of any of Crescent Cap Advisors’ duties or obligations under the Crescent Capital BDC Investment Advisory Agreement (or the Proposed Crescent Capital BDC Investment Advisory Agreement) or otherwise as an investment adviser of Crescent Capital BDC, except in respect of any liability to Crescent Capital BDC or its security holders to which such party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of Crescent Cap Advisors’ duties or by reason of the reckless disregard of Crescent Cap Advisors’ duties and obligations under the Crescent Capital BDC Investment Advisory Agreement or the Proposed Crescent Capital BDC Investment Advisory Agreement, as applicable. These protections may lead Crescent Cap Advisors to act in a riskier manner when acting on Crescent Capital BDC’s behalf than Crescent Cap Advisors would when acting for its own account.

Crescent Capital BDC’s ability to enter into transactions with its affiliates is restricted.

Crescent Capital BDC is prohibited under the Investment Company Act from participating in certain transactions with Crescent Capital BDC’s affiliates without the prior approval of Crescent Capital BDC’s independent directors and, in some cases, the SEC. Crescent Capital BDC considers Crescent Cap Advisors and its affiliates, including CCG LP, to be affiliates of Crescent Capital BDC for such purposes. In addition, any person that owns, directly or indirectly, 5% or more of Crescent Capital BDC’s outstanding voting securities will be its affiliate for purposes of the Investment Company Act, and Crescent Capital BDC is generally prohibited from buying or selling any security from or to such affiliate without the prior approval of its independent directors. The Investment Company Act also prohibits certain “joint” transactions with certain of Crescent Capital BDC’s affiliates, which could include investments in the same portfolio company, without prior approval of Crescent Capital BDC’s independent directors and, in some cases, of the SEC. Crescent Capital BDC is prohibited from buying or selling any security from or to any person who owns more than 25% of its voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.

Crescent Capital BDC may, however, invest alongside CCG LP’s investment funds, accounts and investment vehicles in certain circumstances where doing so is consistent with Crescent Capital BDC’s investment strategy as well as applicable law and SEC staff interpretations or exemptive orders. For example, Crescent Capital BDC may invest alongside such investment funds, accounts and investment vehicles consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that CCG LP, acting on Crescent Capital BDC’s behalf and on behalf of such investment funds, accounts and investment vehicles, negotiates no term other than price. Crescent Capital BDC may also invest alongside CCG LP’s investment funds, accounts and investment vehicles as otherwise permissible under regulatory guidance, applicable regulations or exemptive orders and CCG LP’s allocation policy. If Crescent Capital BDC is prohibited by applicable law from investing alongside CCG LP’s investment funds, accounts and investment vehicles with respect to an investment opportunity, Crescent Capital BDC may not be able to participate in such investment opportunity. This allocation policy provides that allocations among Crescent Capital BDC and investment funds, accounts and investment vehicles managed by CCG LP and its affiliates will generally be made pro rata based on capital available for investment, as determined, in Crescent Capital BDC’s case, by the Crescent Capital BDC Board as well as the terms of Crescent Capital BDC’s governing documents and those of such investment funds, accounts and investment vehicles. It is Crescent Capital BDC’s policy to base its determinations on such factors as: the amount of cash on hand; existing commitments and reserves, if any; Crescent Capital BDC’s targeted leverage level; its targeted asset mix; and diversification requirements and other investment policies and restrictions set by the Crescent Capital BDC Board or imposed by applicable laws, rules, regulations or interpretations. Crescent Capital BDC expects that these determinations will be made similarly for investment funds, accounts and investment vehicles managed by CCG LP. However, Crescent Capital BDC can offer no assurance that investment opportunities will be allocated to Crescent Capital BDC fairly or equitably in the short-term or over time.

In situations where co-investment with investment funds, accounts and investment vehicles managed by CCG LP is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between Crescent Capital BDC’s interests and those of CCG LP’s clients, subject to the limitations described in the preceding paragraph, CCG LP will need to decide which client will proceed with the investment. Similar restrictions limit Crescent Capital BDC’s ability to transact business with Crescent Capital BDC’s officers or directors or their affiliates. These restrictions will limit the scope of investment opportunities that would otherwise be available to Crescent Capital BDC.

Crescent Capital BDC, Crescent Cap Advisors and CCG LP have been granted exemptive relief from the SEC which permits greater flexibility to negotiate the terms of co-investments if the Crescent Capital BDC Board determines that it would be advantageous for Crescent Capital BDC to co-invest with investment funds, accounts and investment vehicles managed by CCG LP in a manner consistent with Crescent Capital BDC’s investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Crescent Capital BDC believes that co-investment by Crescent Capital BDC and investment funds, accounts and investment vehicles managed by CCG LP may afford Crescent Capital BDC additional investment opportunities and an ability to achieve a more varied portfolio. Accordingly, Crescent Capital BDC’s exemptive order permits Crescent Capital BDC to invest with investment funds, accounts and investment vehicles managed by CCG LP in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the Investment Company Act. The exemptive relief permitting co-investment transactions generally applies only if Crescent Capital BDC’s independent directors and directors who have no financial interest in such transaction review and approve in advance each co-investment transaction.

Crescent Capital BDC’s ability to sell or otherwise exit investments also invested in by other CCG LP investment vehicles is restricted.

Crescent Capital BDC may be considered affiliates with respect to certain of Crescent Capital BDC’s portfolio companies because Crescent Capital BDC’s affiliates, which may include certain investment funds, accounts or investment vehicles managed by CCG LP, also hold interests in these portfolio companies and as such these interests may be considered a joint enterprise under the Investment Company Act. To the extent that Crescent Capital BDC’s interests in these portfolio companies may need to be restructured in the future or to the extent that Crescent Capital BDC chooses to exit certain of these transactions, its ability to do so will be limited. Crescent Capital BDC intends to seek exemptive relief in relation to certain joint transactions; however, there is no assurance that Crescent Capital BDC will obtain relief that would permit it to negotiate future restructurings or other transactions that may be considered a joint enterprise.

Crescent Capital BDC operates in an increasingly competitive market for investment opportunities, which could make it difficult for Crescent Capital BDC to identify and make investments that are consistent with its investment objectives.

A number of entities compete with Crescent Capital BDC to make the types of investments that Crescent Capital BDC makes and plans to make. Crescent Capital BDC competes with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of Crescent Capital BDC’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than Crescent Capital BDC does. For example, Crescent Capital BDC believes some of its competitors may have access to funding sources that are not available to Crescent Capital BDC. In addition, some of Crescent Capital BDC’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than Crescent Capital BDC. Furthermore, many of Crescent Capital BDC’s competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on Crescent Capital BDC as a BDC or the source-of-income, asset diversification and distribution requirements Crescent Capital BDC must satisfy to maintain its RIC qualification. The competitive pressures Crescent Capital BDC faces may have a material adverse effect on its business, financial condition, results of operations and cash flows. As a result of this competition, Crescent Capital BDC may not be able to take advantage of attractive investment opportunities from time to time, and Crescent Capital BDC may not be able to identify and make investments that are consistent with its investment objectives.

With respect to the investments Crescent Capital BDC makes, Crescent Capital BDC will not seek to compete based primarily on the interest rates Crescent Capital BDC will offer, and Crescent Capital BDC believes that some of Crescent Capital BDC’s competitors may make loans with interest rates that will be lower than the rates Crescent Capital BDC offers. In the secondary market for acquiring existing loans, Crescent Capital BDC expects to compete generally on the basis of pricing terms. With respect to all investments, Crescent Capital BDC may lose some investment opportunities if Crescent Capital BDC does not match its competitors’ pricing, terms and structure. However, if Crescent Capital BDC matches its competitors’ pricing, terms and structure, Crescent Capital BDC may experience decreased net interest income, lower yields and increased risk of credit loss. Crescent Capital BDC may also compete for investment opportunities with investment funds, accounts and investment vehicles managed by CCG LP. Although CCG LP will allocate opportunities in accordance with its policies and procedures, allocations to such investment funds, accounts and investment vehicles will reduce the amount and frequency of opportunities available to Crescent Capital BDC and may not be in the best interests of it and its stockholders. Moreover, the performance of investments will not be known at the time of allocation. See “—Crescent Cap Advisors, the investment committee of Crescent Cap Advisors, CCG LP and their affiliates, officers, directors and employees may face certain conflicts of interest.”

Crescent Capital BDC will be subject to corporate-level income tax if it is unable to qualify as a RIC.

To qualify as a RIC under the Code, Crescent Capital BDC must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if Crescent Capital BDC distributes at least 90% of Crescent Capital BDC’s net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to Crescent Capital BDC’s stockholders on an annual basis. Crescent Capital BDC will be subject, to the extent Crescent Capital BDC uses debt financing, to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict Crescent Capital BDC from making distributions necessary to qualify as a RIC. If Crescent Capital BDC is unable to obtain cash from other sources, Crescent Capital BDC may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, Crescent Capital BDC must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in Crescent Capital BDC having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of Crescent Capital BDC’s investments are in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If Crescent Capital BDC fails to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce Crescent Capital BDC’s net assets, the amount of income available for distributions to its stockholders and the amount of funds available for new investments. Such a failure would have a material adverse effect on Crescent Capital BDC and its stockholders.

An investment in Crescent Capital Maryland BDC Common Stock presents an above average degree of risk.

The investments Crescent Capital BDC makes in accordance with its investment objective may result in a higher amount of risk than that associated with alternative investment options, and higher volatility or loss of principal. Crescent Capital BDC’s investments in portfolio companies may be speculative and, therefore, an investment in Crescent Capital Maryland BDC Common Stock may not be suitable for someone with lower risk tolerance. In addition, the Crescent Capital Maryland BDC Common Stock is intended for long-term investors who can accept the risks of investing primarily in illiquid loans and other debt or debt-like instruments and should not be treated as a trading vehicle.

Crescent Capital BDC may need to raise additional capital.

Crescent Capital BDC intends to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain additional capital to fund new investments and grow its portfolio of investments. Unfavorable economic conditions could increase Crescent Capital BDC’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to Crescent Capital BDC. A reduction in the availability of new capital could limit its ability to grow. In addition, Crescent Capital BDC will be required to distribute in respect of each taxable year at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, for such taxable year to its stockholders to maintain Crescent Capital BDC’s qualification as a RIC. Amounts so distributed will not be available to fund new investments or repay maturing debt. An inability on Crescent Capital BDC’s part to access the capital markets successfully could limit its ability to grow its business and execute its business strategy fully and could decrease its earnings, if any, which would have an adverse effect on the value of its securities.

Further, Crescent Capital BDC may pursue growth through acquisitions or strategic investments in new businesses. Completion and timing of any such acquisitions or strategic investments may be subject to a number of contingencies and risks. There can be no assurance that the integration of an acquired business will be successful or that an acquired business will prove to be profitable or sustainable.

Regulations governing Crescent Capital BDC’s operation as a BDC affect its ability to, and the way in which it may, raise additional capital.

Crescent Capital BDC may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which Crescent Capital BDC refers to collectively as “senior securities,” up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, Crescent Capital BDC will be permitted as a BDC to issue senior securities in amounts such that Crescent Capital BDC’s asset coverage ratio, as defined in the Investment Company Act, equals at least 200% (or 150% if certain disclosure and approval requirements are met) of Crescent Capital BDC’s gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of Crescent Capital BDC’s assets declines, Crescent Capital BDC may be unable to satisfy this test. If that happens, Crescent Capital BDC may be required to sell a portion of its investments at a time when such sales may be disadvantageous to Crescent Capital BDC in order to repay a portion of its indebtedness. If Crescent Capital BDC issues senior securities, Crescent Capital BDC will be exposed to typical risks associated with leverage, including an increased risk of loss.

Furthermore, equity capital may be difficult to raise because, subject to some limited exceptions Crescent Capital BDC is not generally able to issue and sell Crescent Capital BDC Common Stock at a price below NAV per share. Crescent Capital BDC may, however, sell Crescent Capital BDC Common Stock, or warrants, options or rights to acquire shares of Crescent Capital BDC Common Stock, at a price below the then-current NAV per share of Crescent Capital BDC Common Stock if the Crescent Capital BDC Board determines that such sale is in its best interests, and if its stockholders, including a majority of those stockholders that are not affiliated with Crescent Capital BDC, approve such sale. In any such case, the price at which Crescent Capital BDC’s securities are to be issued and sold may not be less than a price that, in the determination of the Crescent Capital BDC Board, closely approximates the market value of such securities (less any distributing commission or discount). Crescent Capital BDC does not currently have authorization from its stockholders to issue Crescent Capital BDC Common Stock a price below the then-current NAV per share.

Stockholders may be required to pay tax in excess of the cash they receive.

Following consummation of the Transactions, under Crescent Capital BDC’s dividend reinvestment plan, if a stockholder owns shares of Crescent Capital BDC Common Stock, the stockholder will have all cash distributions automatically reinvested in additional shares of Crescent Capital BDC Common Stock unless such stockholder, or his, her or its nominee on such stockholder’s behalf, specifically “opts out” of the dividend reinvestment plan by delivering a written notice to the plan administrator prior to the record date of the next distribution. If a stockholder does not “opt out” of the dividend reinvestment plan, that stockholder will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in Crescent Capital Maryland BDC Common Stock to the extent the amount reinvested was not a tax-free return of capital. As a result, a stockholder may have to use funds from other sources to pay U.S. federal income tax liability on the value of the common stock received. Even if a stockholder chooses to “opt out” of the dividend reinvestment plan, Crescent Capital Maryland BDC will have the ability to declare a large portion of a dividend in shares of Crescent Capital BDC Common Stock instead of in cash in order to satisfy the Annual Distribution Requirement (as defined herein under the heading “Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and of the Mergers—U.S. Federal Income Taxation of an Investment in Crescent Capital Maryland BDC Common Stock—Election to Be Taxed as a RIC”). As long as a portion of this dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally will be subject to tax on 100% of the fair market value of the dividend on the date the dividend is received by the stockholder in the same manner as a cash dividend, even though most of the dividend was paid in shares of common stock.

Crescent Capital BDC may have difficulty paying its required distributions if it recognizes income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, Crescent Capital BDC includes in income certain amounts that Crescent Capital BDC has not yet received in cash, such as the accretion of original issue discount. This may arise if Crescent Capital BDC receives warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, which could be significant relative to Crescent Capital BDC’s overall investment activities, or increases in loan balances as a result of contracted payment-in-kind arrangements, will be included in income before Crescent Capital BDC receives any corresponding cash payments. Crescent Capital BDC also may be required to include in income certain other amounts that Crescent Capital BDC will not receive in cash.

Since in certain cases Crescent Capital BDC may recognize income before or without receiving cash representing such income, Crescent Capital BDC may have difficulty meeting the requirement to distribute at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain its qualification as a RIC. In such a case, Crescent Capital BDC may have to sell some of its investments at times Crescent Capital BDC would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If Crescent Capital BDC is not able to obtain such cash from other sources, it may fail to qualify as a RIC and thus be subject to corporate-level income tax.

Crescent Capital BDC may be subject to withholding of U.S. federal income tax on distributions for non-U.S. stockholders.

Distributions by a RIC generally are treated as dividends for U.S. tax purposes, and will be subject to U.S. income or withholding tax unless the stockholder receiving the dividend qualifies for an exemption from U.S. tax, or the distribution is subject to one of the special look-through rules described below. Distributions paid out of net capital gains can qualify for a reduced rate of taxation in the hands of an individual U.S. stockholder, and an exemption from U.S. tax in the hands of a non-U.S. stockholder.

Properly reported dividend distributions by RICs paid out of certain interest income (such distributions, “interest-related dividends”) are generally exempt from U.S. withholding tax for non-U.S. stockholders. Under such exemption, a non-U.S. stockholder generally may receive interest-related dividends free of U.S. withholding tax if the stockholder would not have been subject to U.S. withholding tax if it had received the underlying interest income directly. No assurance can be given as to whether any of Crescent Capital BDC’s distributions will be eligible for this exemption from U.S. withholding tax or, if eligible, will be designated as such by Crescent Capital BDC. In particular, the exemption does apply to distributions paid in respect of a RIC’s non-U.S. source interest income, its dividend income or its foreign currency gains. In the case of shares of Crescent Capital BDC Common Stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if Crescent Capital BDC designates the payment as a dividend eligible for the exemption. Also, because Crescent Capital BDC Common Stock will be subject to significant transfer restrictions, and an investment in Crescent Capital BDC Common Stock will generally be illiquid, non-U.S. stockholders whose distributions on Crescent Capital Maryland BDC Common Stock are subject to U.S. withholding tax may not be able to transfer their shares of Crescent Capital Maryland BDC Common Stock easily or quickly or at all.

Crescent Capital BDC may retain income and capital gains in excess of what is permissible for excise tax purposes and such amounts will be subject to 4% U.S. federal excise tax, reducing the amount available for distribution to stockholders.

Crescent Capital BDC may retain some income and capital gains in the future, including for purposes of providing it with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax. In that event, Crescent Capital BDC will be liable for the tax on the amount by which it does not meet the foregoing distribution requirement. See “Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and the Mergers.”

Crescent Capital BDC’s business may be adversely affected if it fails to maintain its qualification as a RIC.

To maintain RIC tax treatment under the Code, Crescent Capital BDC must meet the Annual Distribution Requirement, 90% Income Test and Diversification Tests described below and defined and further described in “Material U.S. Federal Income Tax Considerations.” The Annual Distribution Requirement will be satisfied if Crescent Capital BDC distributes dividends to its stockholders in respect of each taxable year of an amount generally at least equal to 90% of its investment company taxable income, determined without regard to any deduction for distributions paid. In this regard, a RIC may, in certain cases, satisfy the Annual Distribution Requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. Crescent Capital BDC will be subject to tax, at regular corporate rates, on any retained income and/or gains, including any short-term capital gains or long-term capital gains. Crescent Capital BDC must also satisfy the Excise Tax Avoidance Requirement, which is an additional distribution requirement with respect to each calendar year in order to avoid the imposition of a 4% excise tax on the amount of any under-distribution. Because Crescent Capital BDC may use debt financing, it is subject to (i) an asset coverage ratio requirement under the Investment Company Act and may, in the future, be subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict it from making distributions necessary to satisfy the distribution requirements. If Crescent Capital BDC is unable to obtain cash from other sources, or chose or be required to retain a portion of its taxable income or gains, it could (i) be required to pay excise tax and (ii) fail to qualify for RIC tax treatment, and thus become subject to corporate-level income tax on its taxable income (including gains).

The 90% Income Test will be satisfied if Crescent Capital BDC earns at least 90% of its gross income each taxable year from distributions, interest, gains from the sale of stock or securities, or other income derived from the business of investing in stock or securities. The Diversification Tests will be satisfied if Crescent Capital BDC meets certain asset diversification requirements at the end of each quarter of its taxable year. To satisfy the Diversification Tests, at least 50% of the value of Crescent Capital BDC assets at the close of each quarter of each taxable year must consist of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs, and other acceptable securities, and no more than 25% of the value of its assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by Crescent Capital BDC and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in Crescent Capital BDC having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of Crescent Capital BDC investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

Crescent Capital BDC may invest in certain debt and equity investments through taxable subsidiaries and the net taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. Crescent Capital BDC also may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding, and value added taxes). If Crescent Capital BDC fails to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution, and the amount of Crescent Capital BDC’s distributions.

Certain investors are limited in their ability to make significant investments in Crescent Capital BDC.

Private funds that are excluded from the definition of “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act are restricted from acquiring directly or through a controlled entity more than 3% of Crescent Capital BDC’s total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the Investment Company Act and BDCs, such as Crescent Capital BDC, are also currently subject to this restriction as well as other limitations under the Investment Company Act that would restrict the amount that they are able to invest in securities of Crescent Capital BDC. As a result, certain investors will be limited in their ability to make significant investments in Crescent Capital BDC at a time that they might desire to do so. The SEC has proposed Rule 12d1-4 under the Investment Company Act. Subject to certain conditions, proposed Rule 12d1-4 would provide an exemption to permit acquiring funds to invest in the securities of other registered investment companies and BDCs in excess of the limits currently prescribed by the Investment Company Act.

Crescent Capital BDC’s business could be adversely affected in the event it defaults under its existing credit facilities or any future credit or other borrowing facility.

Crescent Capital BDC has entered into, and additionally may enter into, one or more credit facilities. The closing of any additional credit facilities is contingent on a number of conditions including, without limitation, the negotiation and execution of definitive documents relating to such credit facility. If Crescent Capital BDC obtains any additional credit facilities, Crescent Capital BDC intends to use borrowings under such credit facilities to make additional investments and for other general corporate purposes. However, there can be no assurance that Crescent Capital BDC will be able to close such additional credit facilities or obtain other financing.

In the event Crescent Capital BDC defaults under one of its credit facilities or any other future borrowing facility, Crescent Capital BDC’s business could be adversely affected as Crescent Capital BDC may be forced to sell a portion of Crescent Capital BDC’s investments quickly and prematurely at what may be disadvantageous prices to Crescent Capital BDC in order to meet Crescent Capital BDC’s outstanding payment obligations and/or support working capital requirements under the relevant credit facility or such future borrowing facility, any of which would have a material adverse effect on Crescent Capital BDC’s business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under any future borrowing facility could assume control of the disposition of any or all of Crescent Capital BDC’s assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on Crescent Capital BDC’s business, ability to pay dividends, financial condition, results of operations and cash flows. If Crescent Capital BDC were unable to obtain a waiver of a default from the lenders or holders of that indebtedness, as applicable, those lenders or holders could accelerate repayment under that indebtedness, which might result in cross-acceleration of other indebtedness. An acceleration could have a material adverse impact on Crescent Capital BDC’s business, financial condition and results of operations.

In addition, following any such default, the agent for the lenders under the relevant credit facility or such future credit or other borrowing facility could assume control of the disposition of any or all of Crescent Capital BDC’s assets, including the selection of such assets to be disposed and the timing of such disposition, which could have a material adverse effect on Crescent Capital BDC’s business, financial condition, results of operations and cash flows.

Lastly, as a result of any such default, Crescent Capital BDC may be unable to obtain additional leverage, which could, in turn, affect its return on capital.

Crescent Capital BDC’s strategy involves a high degree of leverage. Crescent Capital BDC intends to continue to finance its investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and increases the risk of investing in Crescent Capital BDC. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in Crescent Capital BDC’s securities. However, Crescent Capital BDC has borrowed from, and may in the future issue debt securities to, banks, insurance companies and other lenders. Lenders of these funds have fixed dollar claims on Crescent Capital BDC’s assets that are superior to the claims of Crescent Capital BDC’s common stockholders, and Crescent Capital BDC would expect such lenders to seek recovery against Crescent Capital BDC’s assets in the event of a default. Crescent Capital BDC may pledge up to 100% of its assets and may grant a security interest in all of its assets under the terms of any debt instruments Crescent Capital BDC may enter into with lenders. In addition, under the terms of its credit facilities and any borrowing facility or other debt instrument Crescent Capital BDC may enter into, Crescent Capital BDC is likely to be required to use the net proceeds of any investments that Crescent Capital BDC sells to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of Crescent Capital BDC’s assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had Crescent Capital BDC not leveraged, thereby magnifying losses or eliminating Crescent Capital BDC’s stake in a leveraged investment. Similarly, any decrease in Crescent Capital BDC’s revenue or income will cause Crescent Capital BDC’s net income to decline more sharply than it would have had Crescent Capital BDC not borrowed. Such a decline would also negatively affect Crescent Capital BDC’s ability to make dividend payments on Crescent Capital BDC Common Stock or preferred stock. Crescent Capital BDC’s ability to service any debt will depend largely on its financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, Crescent Capital BDC’s common stockholders will bear the burden of any increase in Crescent Capital BDC’s expenses as a result of its use of leverage, including interest expenses and any increase in the base management fee payable to Crescent Cap Advisors.

There can be no assurance that Crescent Capital BDC’s business will generate sufficient cash flow from operations or that future borrowings will be available to Crescent Capital BDC under its credit facilities or otherwise in an amount sufficient to enable it to repay its indebtedness or to fund its other liquidity needs. Crescent Capital BDC may need to refinance all or a portion of its indebtedness on or before it matures. There can be no assurance that Crescent Capital BDC will be able to refinance any of its indebtedness on commercially reasonable terms or at all. If Crescent Capital BDC cannot service its indebtedness, it may have to take actions such as selling assets or seeking additional equity. There can be no assurance that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to stockholders or on terms that would not require Crescent Capital BDC to breach the terms and conditions of its existing or future debt agreements.

As a BDC, Crescent Capital BDC is generally required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of Crescent Capital BDC’s borrowings and any preferred stock that Crescent Capital BDC may issue in the future, of at least 200%. If this ratio declines below 200%, Crescent Capital BDC will not be able to incur additional debt and could be required to sell a portion of its investments to repay some debt when it is otherwise disadvantageous for Crescent Capital BDC to do so. This could have a material adverse effect on Crescent Capital BDC’s operations, and Crescent Capital BDC may not be able to make distributions. The amount of leverage that Crescent Capital BDC employs will depend on Crescent Cap Advisors’ assessment of market and other factors at the time of any proposed borrowing. Crescent Capital BDC cannot assure stockholders that it will be able to obtain credit at all or on terms acceptable to it. The SBCAA, which was signed into law in March 2018, modifies the applicable section of the Investment Company Act and decreases the asset coverage requirements applicable to BDCs from 200% to 150% (subject to either stockholder approval or approval of both a majority of the board of directors and a majority of directors who are not interested persons). In such event, Crescent Capital BDC would be able to incur additional leverage. As of September 30, 2019, Crescent Capital BDC’s total outstanding indebtedness was $323.2 million and Crescent Capital BDC’s asset coverage ratio, computed in accordance with the Investment Company Act, was 217%. Immediately following the completion of the Mergers, Crescent Capital BDC will generally be required to maintain an asset coverage ratio of at least 200%. However, Crescent Capital BDC plans to seek the approval of the board of directors and stockholders to reduce its asset coverage ratio from 200% to 150% as soon as practical following the completion of the Mergers. If Crescent Capital BDC obtains stockholder approval or approval of a majority of its board of directors who are not interested persons and who have no financial interest in the proposal to reduce the required asset coverage ratio applicable to Crescent Capital BDC, Crescent Capital BDC would be able to incur additional leverage in the future, and the risks associated with an investment in Crescent Capital BDC increases.

Crescent Capital BDC is subject to risks associated with the current interest rate environment, and to the extent Crescent Capital BDC uses debt to finance its investments, changes in interest rates may affect Crescent Capital BDC’s cost of capital and net investment income. Further, changes in LIBOR or its discontinuation may adversely affect the value of LIBOR-indexed securities, loans, and other financial obligations or extensions of credit in Crescent Capital BDC’s portfolio.

An increase in interest rates from their comparatively low present levels may make it more difficult for Crescent Capital BDC’s portfolio companies to service their obligations under the debt investments that Crescent Capital BDC holds. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults.

In addition, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (the “BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing. These developments may have adversely affected the interest rates on securities, loans, and other financial obligations or extensions of credit whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such instruments held by or due to Crescent Capital BDC.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee of the Federal Reserve Board, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. It is currently unknown whether this or any other alternative reference rates will attain market acceptance as replacements for LIBOR. The unavailability of LIBOR presents risks to Crescent Capital BDC, including the risk that any pricing or adjustments to Crescent Capital BDC’s investments resulting from a substitute reference rate may adversely affect Crescent Capital BDC’s performance or NAV. There is no definitive information regarding the future of LIBOR or of any particular replacement index rate. As such, the potential effect of any such event on Crescent Capital BDC’s cost of capital and net investment income cannot yet be determined.

There can be no assurance that all of the LIBOR-indexed securities, loans, and other financial obligations or extensions of credit in which Crescent Capital BDC is invested do or will include, or be amended to include, an alternative rate-setting methodology to be used in the event that LIBOR ceases to exist. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to Crescent Capital BDC or on its overall financial condition or results of operations.

To the extent Crescent Capital BDC borrows money to make investments, its net investment income will depend, in part, upon the difference between the rate at which Crescent Capital BDC borrows funds and the rate at which it invests those funds. As a result, Crescent Capital BDC can offer no assurance that a significant change in market interest rates would not have a material adverse effect on Crescent Capital BDC’s net investment income in the event Crescent Capital BDC uses debt to finance its investments. In periods of rising interest rates, Crescent Capital BDC’s cost of funds would increase, which could reduce its net investment income.

In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to Crescent Capital BDC’s debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of Crescent Capital BDC’s pre-incentive fee net investment income, which could make it easier for Crescent Capital BDC to meet or exceed the Hurdle Amount and, as a result, increase the in incentive fees payable to Crescent Cap Advisors.

Crescent Capital BDC is and may be subject to restrictions under its credit facilities and any future credit or other borrowing facility that could adversely impact its business.

Crescent Capital BDC’s credit facilities, and any future borrowing facility, may be backed by all or a portion of Crescent Capital BDC’s loans and securities on which the lenders may have a security interest. Under its revolving credit facilities, Crescent Capital BDC has granted the lenders a security interest its unused capital commitments. In the future, Crescent Capital BDC may pledge up to 100% of its assets and may grant a security interest in all of its assets under the terms of any debt instrument Crescent Capital BDC enters into with lenders. Like with its current credit facilities, Crescent Capital BDC expects that any future security interests it grants will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders, and Crescent Capital BDC expects that the custodian for Crescent Capital BDC’s securities serving as collateral for such loan would include in the custodian’s electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. Under its current credit facilities, Crescent Capital BDC is subject to customary events of default. If

Crescent Capital BDC were to default under the terms of its current credit facilities and any future borrowing facility, the agent for the applicable lenders would be able to assume control of the timing of disposition of the assets pledge under the facility, which could include any or all of Crescent Capital BDC’s assets securing such debt. Such remedial action would have a material adverse effect on Crescent Capital BDC’s business, financial condition, results of operations and cash flows.

In addition, the security interests as well as negative covenants under its credit facilities, or any other future borrowing facility, may limit Crescent Capital BDC’s ability to create liens on assets to secure additional debt and may make it difficult for Crescent Capital BDC to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if Crescent Capital BDC’s borrowing base under its credit facilities or any other borrowing facility were to decrease, Crescent Capital BDC would be required to secure additional assets in an amount equal to any borrowing base deficiency. In the event that all of Crescent Capital BDC’s assets are secured at the time of such a borrowing base deficiency, Crescent Capital BDC could be required to repay advances under the relevant credit facility or any other borrowing facility or make deposits to a collection account, either of which could have a material adverse impact on Crescent Capital BDC’s ability to fund future investments and to pay dividends.

In addition, under its credit facilities, or any other future borrowing facility, Crescent Capital BDC may be limited as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under its credit facilities or any other borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on Crescent Capital BDC’s business and financial condition. This could reduce Crescent Capital BDC’s revenues and, by delaying any cash payment allowed to Crescent Capital BDC under the relevant credit facility or any other borrowing facility until the lenders have been paid in full, reduce Crescent Capital BDC’s liquidity and cash flow and impair its ability to grow its business and maintain its qualification as a RIC.

Crescent Capital BDC may be the target of litigation.

Crescent Capital BDC may be the target of securities litigation in the future, particularly if the value of shares of its common stock fluctuates significantly. Crescent Capital BDC could also generally be subject to litigation, including derivative actions by stockholders. In addition, Crescent Capital BDC’s investment activities subject it to litigation relating to the bankruptcy process and the normal risks of becoming involved in litigation by third parties. This risk is somewhat greater where Crescent Capital BDC exercises control or significant influence over a portfolio company’s direction. Any litigation could result in substantial costs and divert management’s attention and resources from Crescent Capital BDC’s business and cause a material adverse effect on Crescent Capital BDC’s business, financial condition and results of operations.

There is a risk that investors in Crescent Capital BDC Common Stock may not receive dividends or that Crescent Capital BDC’s dividends may not grow over time and that investors in Crescent Capital BDC’s debt securities may not receive all of the interest income to which they are entitled.

Crescent Capital BDC intends to make distributions on a quarterly basis to Crescent Capital BDC’s stockholders out of assets legally available for distribution. Crescent Capital BDC cannot assure you that Crescent Capital BDC will achieve investment results that will allow Crescent Capital BDC to make a specified level of cash distributions or year-to-year increases in cash distributions. If Crescent Capital BDC declares a dividend and if more stockholders opt to receive cash distributions rather than participate in its reinvestment plan, Crescent Capital BDC may be forced to sell some of its investments in order to make cash dividend payments.

In addition, due to the asset coverage test applicable to Crescent Capital BDC as a BDC, Crescent Capital BDC may be limited in its ability to make distributions. Certain of its credit facilities may also limit Crescent Capital BDC’s ability to declare dividends if Crescent Capital BDC defaults under certain provisions. Further, if Crescent Capital BDC invests a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.

The above-referenced restrictions on distributions may also inhibit Crescent Capital BDC’s ability to make required interest payments to holders of its debt, which may cause a default under the terms of its debt agreements. Such a default could materially increase Crescent Capital BDC’s cost of raising capital, as well as cause Crescent Capital BDC to incur penalties under the terms of its debt agreements.

If Crescent Capital BDC does not invest a sufficient portion of its assets in qualifying assets, it could fail to qualify as a BDC or be precluded from investing according to its current business strategy.

To maintain its status as a BDC, Crescent Capital BDC is not permitted to acquire any assets other than “qualifying assets” specified in the Investment Company Act unless, at the time the acquisition is made, at least 70% of Crescent Capital BDC’s total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a common equity market capitalization that is less than $250.0 million at the time of such investment. Subject to certain exceptions for follow-on investments and investments in distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250.0 million at the time of such investment.

Crescent Capital BDC may be precluded from investing in what Crescent Capital BDC believes are attractive investments if such investments are not qualifying assets for purposes of the Investment Company Act. If Crescent Capital BDC does not invest a sufficient portion of its assets in qualifying assets, Crescent Capital BDC could violate the Investment Company Act provisions applicable to BDCs. As a result of such violation, specific rules under the Investment Company Act could prevent Crescent Capital BDC, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of Crescent Capital BDC’s position) or could require Crescent Capital BDC to dispose of investments at inappropriate times in order to come into compliance with the Investment Company Act. If Crescent Capital BDC needs to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. Crescent Capital BDC may not be able to find a buyer for such investments and, even if it does find a buyer, Crescent Capital BDC may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on Crescent Capital BDC’s business, financial condition, results of operations and cash flows.

The majority of Crescent Capital BDC’s portfolio investments are recorded at fair value as determined in good faith by the Crescent Capital BDC Board and, as a result, there may be uncertainty as to the value of Crescent Capital BDC’s portfolio investments.

Crescent Capital BDC expects that many of Crescent Capital BDC’s portfolio investments will take the form of loans and securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and Crescent Capital BDC will value these investments at fair value as determined in good faith by the Crescent Capital BDC Board, including to reflect significant events affecting the value of Crescent Capital BDC’s investments. Most, if not all, of Crescent Capital BDC’s investments (other than cash and cash equivalents) will be classified as Level 3 under the FASB Accounting Standards Codification, Fair Value Measurements and Disclosures (ASC Topic 820). This means that Crescent Capital BDC’s portfolio valuations will be based on unobservable inputs and Crescent Capital BDC’s assumptions about how market participants would price the asset or liability in question. Crescent Capital BDC expects that inputs into the determination of fair value of its portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. Crescent Capital BDC retains the services of one or more independent service providers to review the valuation of these loans and securities. However, the ultimate determination of fair value will be made by the Crescent Capital BDC Board and not by such third party valuation firm. The types of factors that the Crescent Capital BDC Board may take into account in determining the fair value of Crescent Capital BDC’s investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future, comparisons to publicly traded companies, relevant credit market indices and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, Crescent Capital BDC considers the pricing indicated by the external event to corroborate its valuation.

Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Crescent Capital BDC’s determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Also, since these valuations are, to a large extent, based on estimates, comparisons and qualitative evaluations of private information, Crescent Capital BDC’s fair valuation process could make it more difficult for investors to accurately value Crescent Capital BDC’s investments and could lead to undervaluation or overvaluation of Crescent Capital BDC’s securities. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger public competitors.

Crescent Capital BDC’s NAV could be adversely affected if Crescent Capital BDC’s determinations regarding the fair value of its investments were materially higher than the values that it ultimately realizes upon the disposal of such loans and securities. Further, Crescent Capital BDC’s NAV as of a particular date may be materially greater than or less than the value that would be realized if Crescent Capital BDC’s assets were to be liquidated as of such date. For example, if Crescent Capital BDC were required to sell a certain asset or all or a substantial portion of its assets on a particular date, the actual price that Crescent Capital BDC would realize upon the disposition of such asset or assets could be materially less than the value of such asset or assets as reflected in Crescent Capital BDC’s NAV. Volatile market conditions could also cause reduced liquidity in the market for certain assets, which could result in liquidation values that are materially less than the values of such assets as reflected in the NAV.

Crescent Capital BDC will adjust quarterly the valuation of its portfolio to reflect the Crescent Capital BDC Board’s determination of the fair value of each investment in Crescent Capital BDC’s portfolio. Any changes in fair value are recorded in Crescent Capital BDC’s statement of operations as net change in unrealized appreciation or depreciation.

Crescent Capital BDC may experience fluctuations in its quarterly operating results.

Crescent Capital BDC could experience fluctuations in its quarterly operating results due to a number of factors, including the interest rate payable on the loans and debt securities Crescent Capital BDC acquires, the default rate on such loans and securities, the level of Crescent Capital BDC’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which Crescent Capital BDC encounters competition in Crescent Capital BDC’s markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

New or modified laws or regulations governing Crescent Capital BDC’s operations may adversely affect Crescent Capital BDC’s business.

Crescent Capital BDC and its portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on Crescent Capital BDC’s business. In addition, if Crescent Capital BDC does not comply with applicable laws and regulations, it could lose any licenses that it then holds for the conduct of its business and may be subject to civil fines and criminal penalties.

Additionally, changes to the laws and regulations governing Crescent Capital BDC’s operations, including those associated with RICs, may cause Crescent Capital BDC to alter its investment strategy in order to avail itself of new or different opportunities or result in the imposition of corporate-level taxes on Crescent Capital BDC. Such changes could result in material differences to the strategies and plans set forth therein and may shift Crescent Capital BDC’s investment focus from the areas of expertise of CCG LP to other types of investments in which CCG LP may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on Crescent Capital BDC’s results of operations and the value of an investor’s investment. If Crescent Capital BDC invests in commodity interests in the future, Crescent Cap Advisors may determine not to use investment strategies that trigger additional regulation by the U.S. Commodity Futures Trading Commission (“CFTC”) or may determine to operate subject to CFTC regulation, if applicable. If Crescent Capital BDC or Crescent Cap Advisors were to operate subject to CFTC regulation, Crescent Capital BDC may incur additional expenses and would be subject to additional regulation.

On March 23, 2018, the SBCAA was signed into law. The SBCAA, among other things, modifies the applicable provisions of the Investment Company Act to reduce the required asset coverage ratio applicable to BDCs from 200% to 150% subject to certain approval, time and disclosure requirements (including either stockholder approval or approval of a majority of the directors who are not interested persons of the BDC and who have no financial interest in the proposal). As previously noted, Crescent Cap Advisors plans to seek approval to reduce Crescent Capital BDC’s asset coverage ratio to 150% as soon as practical following the completion of the Transactions. If Crescent Capital BDC obtains stockholder approval or approval of a majority of directors who are not interested persons and who have no financial interest in the proposal to reduce the required asset coverage ratio applicable to Crescent Capital BDC, it would be able to incur additional leverage in the future, and the risks associated with an investment in Crescent Capital BDC increases.

On May 24, 2018, President Trump signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act, which increased from $50 billion to $250 billion the asset threshold for designation of “systemically important financial institutions” or “SIFIs” subject to enhanced prudential standards set by the Federal Reserve Board, staggering application of this change based on the size and risk of the covered bank holding company. On May 30, 2018, the Federal Reserve Board voted to consider changes to the Volcker Rule that would loosen compliance requirements for all banks.

Further, there has been increasing commentary amongst regulators and intergovernmental institutions, including the Financial Stability Board and International Monetary Fund, on the topic of so called “shadow banking” (a term generally taken to refer to credit intermediation involving entities and activities outside the regulated banking system). Crescent Capital BDC is an entity outside the regulated banking system and certain of the activities of the Crescent Capital BDC may be argued to fall within this definition and, in consequence, may be subject to regulatory developments. As a result, Crescent Capital BDC and Crescent Cap Advisors could be subject to increased levels of oversight and regulation. This could increase costs and limit operations. In an extreme eventuality, it is possible that such regulations could render the continued operation of Crescent Capital BDC unviable and lead to its premature termination or restructuring.

Changes to U.S. tariff and import/export regulations may have a negative effect on Crescent Capital BDC’s portfolio companies and, in turn, harm Crescent Capital BDC.

There has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. The current administration, along with the U.S. Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict Crescent Capital BDC’s portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact Crescent Capital BDC.

The Crescent Capital BDC Board may change Crescent Capital BDC’s investment objectives, operating policies and strategies without prior notice or stockholder approval.

The Crescent Capital BDC Board has the authority, except as otherwise provided in the Investment Company Act, to modify or waive certain of Crescent Capital BDC’s investment objectives, operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, Crescent Capital BDC may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC. Under Delaware law, Crescent Capital BDC also cannot be dissolved without prior stockholder approval, and following the Reincorporation Merger, a similar provision will apply under Maryland law. Crescent Capital BDC cannot predict the effect any changes to Crescent Capital BDC’s current operating policies and strategies would have on its business, operating results and the market price of its common stock. Nevertheless, any such changes could adversely affect Crescent Capital BDC’s business and impair its ability to make distributions to its stockholders.

Crescent Cap Advisors and CCAP Administration each have the ability to resign on 60 days’ notice, and Crescent Capital BDC may not be able to find a suitable replacement within that time, resulting in a disruption in operations that could adversely affect Crescent Capital BDC’s financial condition, business and results of operations.

Crescent Cap Advisors has the right under the Crescent Capital BDC Investment Advisory Agreement (and with substantially similar rights expected under the Proposed Crescent Capital BDC Investment Advisory Agreement) to resign as Crescent Capital BDC’s investment adviser at any time upon not less than 60 days’ written notice, whether Crescent Capital BDC has found a replacement or not. Similarly, CCAP Administration has the right under the administration agreement to resign at any time upon not less than 60 days’ written notice, whether Crescent Capital BDC has found a replacement or not. If Crescent Cap Advisors or CCAP Administration were to resign, Crescent Capital BDC may not be able to find a new investment adviser or administrator, as applicable, or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If Crescent Capital BDC is unable to do so quickly, its operations are likely to experience a disruption, its financial condition, business and results of operations as well as its ability to pay distributions to its stockholders are likely to be adversely affected and the market price of its shares may decline. In addition, the coordination of Crescent Capital BDC’s internal management and investment or administrative activities, as applicable, is likely to suffer if Crescent Capital BDC is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by Crescent Cap Advisors or CCAP Administration, as applicable. Even if Crescent Capital BDC is able to retain a comparable service provider or individuals performing such services are retained, whether internal or external, their integration and lack of familiarity with Crescent Capital BDC’s investment objectives may result in additional costs and time delays that may adversely affect Crescent Capital BDC’s business, financial condition, results of operations and cash flows.

In addition, if Crescent Cap Advisors resigns or is terminated, Crescent Capital BDC would lose the benefits of its relationship with CCG LP, including the use of its communication and information systems, insights into Crescent Capital BDC’s existing portfolio, market expertise, sector and macroeconomic views and due diligence capabilities, as well as any investment opportunities referred to Crescent Capital BDC by CCG LP, and Crescent Capital BDC would be required to change its name, which may have a material adverse impact on its operations.

Crescent Capital BDC is highly dependent on information systems, and systems failures or cyber-attacks could significantly disrupt its business, which may, in turn, negatively affect the value of shares of Crescent Capital BDC Common Stock and Crescent Capital BDC’s ability to pay distributions.

Crescent Capital BDC’s business is highly dependent on the communications and information systems of CCG LP, to which Crescent Capital BDC has access through its administrator, CCAP Administration. In addition, certain of these systems are provided to CCG LP by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in Crescent Capital BDC’s activities. This, in turn, could have a material adverse effect on Crescent Capital BDC’s operating results and negatively affect the market price of Crescent Capital BDC Common Stock and its ability to pay dividends to its stockholders.

Cybersecurity risks and cyber incidents may adversely affect Crescent Capital BDC’s business by causing a disruption to its operations, a compromise or corruption of its confidential information and/or damage to its business relationships.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of Crescent Capital BDC’s information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to Crescent Capital BDC’s information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen information, misappropriation of assets, increased cybersecurity protection and insurance costs, litigation and damage to Crescent Capital BDC’s business relationships. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect Crescent Capital BDC’s business, financial condition or results of operations. In addition, Crescent Capital BDC may be required to expend significant additional resources to modify its protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. Crescent Capital BDC faces risks posed to its information systems, both internal and those provided to it by third-party service providers. Crescent Capital BDC, Crescent Cap Advisors and their affiliates have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as Crescent Capital BDC’s increased awareness of the nature and extent of a risk of a cyber-incident, may be ineffective and do not guarantee that a cyber-incident will not occur or that Crescent Capital BDC’s financial results, operations or confidential information will not be negatively impacted by such an incident.

Third parties with which Crescent Capital BDC does business (including those that provide services to Crescent Capital BDC) may also be sources or targets of cybersecurity or other technological risks. Crescent Capital BDC outsources certain functions and these relationships allow for the storage and processing of Crescent Capital BDC’s information and assets, as well as certain investor, counterparty, employee and borrower information. While Crescent Capital BDC engages in actions to reduce its exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above. Privacy and information security laws and regulation changes, and compliance with those changes, may also result in cost increases due to system changes and the development of new administrative processes.

Crescent Capital BDC and Crescent Cap Advisors are subject to regulations and SEC oversight. If Crescent Capital BDC or Crescent Cap Advisors fails to comply with applicable requirements, it may adversely impact Crescent Capital BDC’s results relative to companies that are not subject to such regulations.

As a BDC, Crescent Capital BDC is subject to a portion of the Investment Company Act. In addition, Crescent Capital BDC has elected to be treated, and intends to operate in a manner so as to continuously qualify, as a RIC in accordance with the requirements of Subchapter M of the Code. The Investment Company Act and the Code impose various restrictions on the management of a BDC, including related to portfolio construction, asset selection, and tax. These restrictions may reduce the chances that Crescent Capital BDC will achieve the same results as other vehicles managed by CCG LP and/or Crescent Cap Advisors.

However, if Crescent Capital BDC does not maintain its status as a BDC, it would be subject to regulation as a registered closed-end investment company under the Investment Company Act. As a registered closed-end investment company, Crescent Capital BDC would be subject to substantially more regulatory restrictions under the Investment Company Act which would significantly decrease its operating flexibility.

In addition to these and other requirements applicable to Crescent Capital BDC, Crescent Cap Advisors is subject to regulatory oversight by the SEC. To the extent the SEC raises concerns or has negative findings concerning the manner in which Crescent Capital BDC or Crescent Cap Advisors operates, it could adversely affect Crescent Capital BDC’s business.

Risks Relating to Crescent Capital BDC’s Investments

Economic recessions or downturns could impair Crescent Capital BDC’s portfolio companies, and defaults by Crescent Capital BDC’s portfolio companies will harm Crescent Capital BDC’s operating results.

Many of the portfolio companies in which Crescent Capital BDC expects to make investments are likely to be susceptible to economic slowdowns or recessions and may be unable to repay their loans during such periods. Therefore, the number of Crescent Capital BDC’s non-performing assets is likely to increase and the value of Crescent Capital BDC’s portfolio is likely to decrease during such periods. Adverse economic conditions may also decrease the value of collateral securing some of Crescent Capital BDC’s loans and debt securities and the value of Crescent Capital BDC’s equity investments. If the value of collateral underlying Crescent Capital BDC’s loan declines during the term of the loan, a portfolio company may not be able to obtain the necessary funds to repay the loan at maturity through refinancing. Decreasing collateral value may hinder a portfolio company’s ability to refinance Crescent Capital BDC’s loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. Thus, economic slowdowns or recessions could lead to financial losses in Crescent Capital BDC’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase Crescent Capital BDC’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to Crescent Capital BDC. Crescent Capital BDC considers a number of factors in making Crescent Capital BDC investment decisions, including, but not limited to, the financial condition and prospects of a portfolio company and its ability to repay Crescent Capital BDC’s loan. Unfavorable economic conditions could negatively affect the valuations of Crescent Capital BDC’s portfolio companies and, as a result, make it more difficult for such portfolio companies to repay or refinance Crescent Capital BDC’s loan. Therefore, these events could prevent Crescent Capital BDC from increasing its investments and harm its operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by Crescent Capital BDC or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due, termination of the portfolio company’s loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize its ability to meet its obligations under the loans and debt securities that Crescent Capital BDC holds. Crescent Capital BDC may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company, which may include the waiver of certain financial covenants. Furthermore, if one of Crescent Capital BDC’s portfolio companies were to file for bankruptcy protection, depending on the facts and circumstances, including the extent to which Crescent Capital BDC actually provides significant managerial assistance to that portfolio company, a bankruptcy court might re-characterize Crescent Capital BDC’s debt holding and subordinate all or a portion of Crescent Capital BDC’s claim to claims of other creditors, even though Crescent Capital BDC may have structured Crescent Capital BDC’s investment as senior secured debt.

Crescent Capital BDC’s portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity, and rising interests rates may make it more difficult for portfolio companies to make periodic payments on their loans.

Crescent Capital BDC’s portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity. This risk and the risk of default is increased to the extent that the loan documents do not require the portfolio companies to pay down the outstanding principal of such debt prior to maturity. In addition, if general interest rates rise, there is a risk that Crescent Capital BDC’s portfolio companies will be unable to pay escalating interest amounts, which could result in a default under their loan documents with Crescent Capital BDC. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on Crescent Capital BDC’s business, financial condition, results of operations and cash flows.

Crescent Capital BDC may hold the debt securities of leveraged companies.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which Crescent Capital BDC invests may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that Crescent Capital BDC holds. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of Crescent Capital BDC’s realizing any guarantees that it may have obtained in connection with its investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect the portfolio company. If the proceeding is converted to a liquidation, the value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, Crescent Capital BDC’s influence with respect to the class of securities or other obligations that Crescent Capital BDC owns may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Crescent Capital BDC typically invests in middle-market companies, which involves higher risk than investments in large companies.

Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and Crescent Capital BDC will rely on the ability of CCG LP’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If Crescent Capital BDC is unable to uncover all material information about these companies,

Crescent Capital BDC may not make a fully informed investment decision and may lose money on its investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that Crescent Capital BDC holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of Crescent Capital BDC realizing any guarantees that it may have obtained in connection with its investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies Crescent Capital BDC invests in and, in turn, on Crescent Capital BDC. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, Crescent Capital BDC’s executive officers, directors and Crescent Cap Advisors may, in the ordinary course of business, be named as defendants in litigation arising from Crescent Capital BDC’s investments in portfolio companies.

In addition, investment in middle-market companies involves a number of other significant risks, including:

•

they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

The due diligence process that Crescent Cap Advisors undertakes in connection with Crescent Capital BDC’s investments may not reveal all the facts that may be relevant in connection with an investment.

Crescent Cap Advisors’ due diligence may not reveal all of a company’s liabilities and may not reveal other weaknesses in its business. There can be no assurance that Crescent Capital BDC’s due diligence process will uncover all relevant facts that would be material to an investment decision. Before making an investment in, or a loan to, a company, Crescent Cap Advisors will assess the strength and skills of the company’s management team and other factors that it believes are material to the performance of the investment. In making the assessment and otherwise conducting customary due diligence, Crescent Cap Advisors will rely on the resources available to it and, in some cases, an investigation by third parties. This process is particularly important and highly subjective with respect to newly organized entities because there may be little or no information publicly available about the entities. Crescent Capital BDC may make investments in, or loans to, companies, including middle market companies, which are not subject to public company reporting requirements, including requirements regarding preparation of financial statements, and will, therefore, depend upon the compliance by investment companies with their contractual reporting obligations and the ability of Crescent Cap Advisors’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If Crescent Capital BDC and Crescent Cap Advisors are unable to uncover all material information about these companies, Crescent Capital BDC may not make a fully informed investment decision and may lose money on its investments. As a result, the evaluation of potential investments and the ability to perform due diligence on and effective monitoring of investments may be impeded, and Crescent Capital BDC may not realize the returns that it expects on any particular investment. In the event of fraud by any company in which

Crescent Capital BDC invests or with respect to which it makes a loan, Crescent Capital BDC may suffer a partial or total loss of the amounts invested in that company.

The lack of liquidity in Crescent Capital BDC’s investments may adversely affect Crescent Capital BDC’s business.

All of Crescent Capital BDC’s assets may be invested in illiquid loans and securities, and a substantial portion of Crescent Capital BDC’s investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for Crescent Capital BDC to sell such investments if the need arises. In addition, if Crescent Capital BDC is required to liquidate all or a portion of its portfolio quickly, Crescent Capital BDC may realize significantly less than the value at which it has previously recorded its investments. Some of Crescent Capital BDC’s debt investments may contain interest rate reset provisions that may make it more difficult for the borrowers to make periodic interest payments to Crescent Capital BDC. In addition, some of Crescent Capital BDC’s debt investments may not pay down principal until the end of their lifetimes, which could result in a substantial loss to Crescent Capital BDC if the portfolio companies are unable to refinance or repay their debts at maturity.

Crescent Capital BDC may invest in high yield debt, or junk bonds, which has greater credit and liquidity risk than more highly rated debt obligations.

Crescent Capital BDC may also invest in debt securities which will not be rated by any rating agency and, if they were rated, would be rated as below investment grade quality. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of Crescent Capital BDC’s portfolio investments, reducing NAV through increased net unrealized depreciation.

As a BDC, Crescent Capital BDC is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by the Crescent Capital BDC Board, as described above in “—Risks Relating to Crescent Capital BDC’s Business and Structure—The majority of Crescent Capital BDC’s portfolio investments are recorded at fair value as determined in good faith by the Crescent Capital BDC Board and, as a result, there may be uncertainty as to the value of Crescent Capital BDC’s portfolio investments.”

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, Crescent Capital BDC uses the pricing indicated by the external event to corroborate Crescent Capital BDC’s valuation. While most of Crescent Capital BDC’s investments are not publicly traded, applicable accounting standards require Crescent Capital BDC to assume as part of its valuation process that its investments are sold in a principal market to market participants (even if Crescent Capital BDC plans on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect Crescent Capital BDC’s investment valuations. Crescent Capital BDC records decreases in the market values or fair values of its investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in Crescent Capital BDC’s portfolio. The effect of all of these factors on Crescent Capital BDC’s portfolio may reduce Crescent Capital BDC’s NAV by increasing net unrealized depreciation in Crescent Capital BDC’s portfolio. Depending on market conditions, Crescent Capital BDC could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on Crescent Capital BDC’s business, financial condition, results of operations and cash flows.

Crescent Capital BDC is a non-diversified investment company within the meaning of the Investment Company Act, and therefore it is not limited by the Investment Company Act with respect to the proportion of its assets that may be invested in securities of a single issuer or industry.

Crescent Capital BDC is classified as a non-diversified investment company within the meaning of the Investment Company Act, which means that Crescent Capital BDC is not limited by the Investment Company Act with respect to the proportion of Crescent Capital BDC’s assets that Crescent Capital BDC may invest in securities of a single issuer. Beyond the asset diversification requirements associated with Crescent Capital BDC’s qualification as a RIC under the Code, Crescent Capital BDC does not have fixed guidelines for diversification. To the extent that Crescent Capital BDC assumes large positions in the securities of a small number of issuers or Crescent Capital BDC’s investments are concentrated in relatively few industries, Crescent Capital BDC’s NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. Crescent Capital BDC may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Crescent Capital BDC’s portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject Crescent Capital BDC to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Crescent Capital BDC’s failure to make follow-on investments in its portfolio companies could impair the value of its portfolio.

Following an initial investment in a portfolio company, Crescent Capital BDC may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part its position as a creditor or equity ownership percentage in a portfolio company;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	preserve or enhance the value of its investment.

Crescent Capital BDC has discretion to make follow-on investments, subject to the availability of capital resources. Failure on Crescent Capital BDC’s part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and Crescent Capital BDC’s initial investment, or may result in a missed opportunity for Crescent Capital BDC to increase its participation in a successful operation. Even if Crescent Capital BDC has sufficient capital to make a desired follow-on investment, Crescent Capital BDC may elect not to make a follow-on investment because it may not want to increase its level of risk, because Crescent Capital BDC prefers other opportunities or because Crescent Capital BDC is inhibited by compliance with BDC requirements of the Investment Company Act or the desire to maintain Crescent Capital BDC’s qualification as a RIC. Crescent Capital BDC’s ability to make follow-on investments may also be limited by CCG LP’s allocation policy.

Additionally, certain loans that Crescent Capital BDC may make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before Crescent Capital BDC. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then Crescent Capital BDC, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

Crescent Capital BDC may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before Crescent Capital BDC. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy Crescent Capital BDC’s unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then Crescent Capital BDC’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any. Additionally, Crescent Capital BDC invests in unitranche loans, which may provide for a waterfall of cash flow priority between different lenders in the unitranche loan. In certain instances, Crescent Capital BDC may find another lender to provide the “first out” portion of such loan and retain the “last out” portion of such loan, in which case the “first out” portion of the loan would generally receive priority with respect to repayment of principal, interest and any other amounts due thereunder over the “last out” portion of the loan that Crescent Capital BDC would continue to hold.

The rights Crescent Capital BDC may have with respect to the collateral securing the loans Crescent Capital BDC makes to its portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that Crescent Capital BDC enters into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

Crescent Capital BDC may not have the ability to control or direct such actions, even if its rights are adversely affected.

Crescent Capital BDC’s subordinated investments may be subject to greater risk than investments that are not similarly subordinated.

Crescent Capital BDC may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If Crescent Capital BDC makes a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of Crescent Capital BDC’s investments may result in contingent liabilities.

Crescent Capital BDC currently expects that substantially all of its investments will involve loans and private securities. In connection with the disposition of an investment in loans and private securities, Crescent Capital BDC may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. Crescent Capital BDC may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that Crescent Capital BDC must satisfy through its return of distributions previously made to Crescent Capital BDC.

Crescent Capital BDC will be subject to the risk that the debt investments Crescent Capital BDC makes in its portfolio companies may be repaid prior to maturity.

Crescent Capital BDC expects that its investments will generally allow for repayment at any time subject to certain penalties. When such prepayment occurs, Crescent Capital BDC intends to generally reinvest these proceeds in temporary investments, pending their future investment in accordance with Crescent Capital BDC’s investment strategy. These temporary investments will typically have substantially lower yields than the debt being prepaid, and Crescent Capital BDC could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, Crescent Capital BDC’s results of operations could be materially adversely affected if one or more of Crescent Capital BDC’s portfolio companies elects to prepay amounts owed to Crescent Capital BDC. Additionally, prepayments could negatively impact Crescent Capital BDC’s ability to pay, or the amount of, dividends on Crescent Capital BDC Common Stock, which could result in a decline in the market price of Crescent Capital BDC’s shares.

Crescent Capital BDC may be subject to risks under hedging transactions and may become subject to risk if it invests in non-U.S. securities.

The Investment Company Act generally requires that 70% of Crescent Capital BDC’s investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. However, Crescent Capital BDC’s portfolio may include debt securities of non-U.S. companies, including emerging market issuers, to the limited extent such transactions and investments would not cause Crescent Capital BDC to violate the Investment Company Act. Crescent Capital BDC expects that these investments would focus on the same secured debt, unsecured debt and related equity security investments that Crescent Capital BDC makes in U.S. middle-market companies and, accordingly, would be complementary to Crescent Capital BDC’s overall strategy and enhance the diversity of its holdings. Investing in loans and securities of emerging market issuers involves many risks including economic, social, political, financial, tax and security conditions in the emerging market, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. Economic, social, political, financial, tax and security conditions also could negatively affect the value of emerging market companies. These factors could include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations or judgments or foreclosing on collateral, lack of uniform accounting and auditing standards and greater price volatility.

Engaging in either hedging transactions or investing in foreign loans and securities would entail additional risks to Crescent Capita BDC’s stockholders. Crescent Capital BDC could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if Crescent Capital BDC was to invest in foreign loans and securities, Crescent Capital BDC could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize Crescent Capital BDC’s foreign currency exposure. In each such case, Crescent Capital BDC generally would seek to hedge against fluctuations of the relative values of its portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of Crescent Capital BDC’s portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that Crescent Capital BDC would not be able to enter into a hedging transaction at an acceptable price.

While Crescent Capital BDC may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if Crescent Capital BDC had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, Crescent Capital BDC might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent Crescent Capital BDC from achieving the intended hedge and expose Crescent Capital BDC to risk of loss. In addition, it might not be possible for Crescent Capital BDC to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those loans and securities would likely fluctuate as a result of factors not related to currency fluctuations.

Crescent Capital BDC may not realize anticipated gains on the equity interests in which it invests.

When Crescent Capital BDC invests in loans and debt securities, it may acquire warrants or other equity securities of portfolio companies as well. Crescent Capital BDC may also invest in equity securities directly. To the extent Crescent Capital BDC holds equity investments, it will attempt to dispose of them and realize gains upon such disposition. However, the equity interests Crescent Capital BDC receives may not appreciate in value and, may decline in value. As a result, Crescent Capital BDC may not be able to realize gains from its equity interests, and any gains that Crescent Capital BDC does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.

Crescent Capital BDC’s investments in OID and PIK interest income may expose Crescent Capital BDC to risks associated with such income being required to be included in accounting income and taxable income prior to receipt of cash.

Crescent Capital BDC’s investments may include OID and PIK instruments. To the extent OID and PIK interest income constitute a portion of Crescent Capital BDC’s income, Crescent Capital BDC will be exposed to risks associated with such income being required to be included in an accounting income and taxable income prior to receipt of cash, including the following:

•

OID instruments and PIK securities may have unreliable valuations because the accretion of OID as interest income and the continuing accruals of PIK securities require judgments about their collectability and the collectability of deferred payments and the value of any associated collateral;

•	OID income may also create uncertainty about the source of Crescent Capital BDC’s cash dividends;

•

OID instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower;

•

for accounting purposes, cash distributions to shareholders that include a component of accreted OID income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of accreted OID income may come from the cash invested by the stockholders, the Investment Company Act does not require that shareholders be given notice of this fact;

•	generally, Crescent Capital BDC must recognize income for income tax purposes no later than when it recognizes such income for accounting purposes;

•

the higher interest rates on PIK securities reflects the payment deferral and increased credit risk associated with such instruments and PIK securities generally represent a significantly higher credit risk than coupon loans;

•

the presence of accreted OID income and PIK interest income create the risk of non-refundable cash payments to Crescent Cap Advisors in the form of incentive fees on income based on non-cash accreted OID income and PIK interest income accruals that may never be realized;

•	even if accounting conditions are met, borrowers on such securities could still default when Crescent Capital BDC’s actual collection is expected to occur at the maturity of the obligation;

•

OID and PIK create the risk that incentive fees will be paid to Crescent Cap Advisors based on non-cash accruals that ultimately may not be realized, which Crescent Cap Advisors will be under no obligation to reimburse Crescent Capital BDC or these fees; and

•

PIK interest has the effect of generating investment income and increasing the incentive fees payable at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate.

Significant U.K. or European developments stemming from the U.K.’s decision to withdraw from the European Union may create significant risks for global markets and Crescent Capital BDC’s investments.

As a consequence of the United Kingdom’s vote to withdraw from the European Union (the “EU”), the government of the United Kingdom gave notice of its withdrawal from the EU (“Brexit”). Negotiations for Brexit have created political and economic uncertainty, particularly in the United Kingdom and the EU, and this uncertainty may last for years. The United Kingdom and EU announced in March 2018 an agreement in principle to transitional provisions under which EU law would remain in force in the United Kingdom until the end of December 2020, but this remains subject to the successful conclusion of an agreement between the United Kingdom and the EU. In the absence of such an agreement there would be no transitional provisions and the United Kingdom would exit the EU and the relationship between the United Kingdom and the EU would be based on the World Trade Organization rules. On March 21, 2019, the United Kingdom came to an agreement with the EU to delay their withdrawal and has since come to further agreements to delay the withdrawal. The process for the United Kingdom to exit the EU, and the longer term economic, legal, political, regulatory and social framework to be put in place between the United Kingdom and the EU remain unclear and may lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European and global markets for some time. The mid-to-long term uncertainty may have a negative effect on the performance of any investments located or with operations in the United Kingdom or Europe. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased market and currency volatility (including volatility of the value of the British pound sterling relative to the United States dollar and other currencies and volatility in global currency markets generally), and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU.

There are many ways in which Crescent Capital BDC and its investments could be affected, only some of which Crescent Capital BDC is able to currently identify. In particular, currency volatility may mean that Crescent Capital BDC’s returns and the returns of Crescent Capital BDC’s portfolio companies will be adversely affected by market movements and may make it more difficult, or more expensive, for Crescent Capital BDC to implement appropriate currency hedging. Potential declines in the value of the British pound and/or the euro against other currencies, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of any of Crescent Capital BDC’s portfolio companies located in the United Kingdom or Europe.

Additional risks associated with the outcome of Brexit include macroeconomic risk to the United Kingdom and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors such as Crescent Capital BDC), prejudice to financial services business that are conducting business in the EU and which are based in the

United Kingdom, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 of the Treaty on EU and negotiations undertaken under Article 218 of the Treaty on the Functioning of the EU, and the unavailability of timely information as to expected legal, tax and other regimes. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Crescent Capital BDC continues to monitor the potential impact of Brexit on its results of operations and financial condition.

You may receive shares of Crescent Capital BDC Common Stock as dividends, which could result in adverse tax consequences to you.

In order to satisfy the Annual Distribution Requirement (as defined herein under the heading “Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and the Mergers—U.S. Federal Income Taxation of an Investment in Crescent Capital Maryland BDC Common Stock—Election to Be Taxed as a RIC”), to RICs, Crescent Capital BDC has the ability to declare a large portion of a dividend in shares of Crescent Capital BDC Common Stock instead of in cash. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of Crescent Capital BDC Common Stock.

Risks Relating to Alcentra Capital

Risks Relating to Alcentra Capital’s Business and Structure

Alcentra Capital is dependent upon key personnel of its investment adviser, Alcentra NY, and Alcentra Group for Alcentra Capital’s future success. If Alcentra NY or the Alcentra Group were to lose any of its key personnel, Alcentra Capital’s ability to achieve its investment objective could be significantly harmed.

Alcentra Capital depends on the diligence, skill and network of business contacts of the investment professionals of Alcentra NY and Alcentra Group to achieve Alcentra Capital’s investment objective. Alcentra NY’s team of investment professionals evaluates, negotiates, structures, closes and monitors Alcentra Capital’s investments in accordance with the terms of the Alcentra Capital Investment Advisory Agreement.

Alcentra NY’s Investment Committee (the “Alcentra Investment Committee”) is currently comprised of Suhail A. Shaikh, Alcentra Capital’s Chief Executive Officer, a member of the Alcentra Capital Board and Head of U.S. Direct Lending at Alcentra NY, Peter Glaser, Alcentra Capital’s President and Co-Head of European Direct Lending at Alcentra NY and Leland Hart, Co-Chief Investment Officer at Alcentra Group. The loss of any member of the Alcentra Investment Committee would limit Alcentra Capital’s ability to achieve Alcentra NY’s investment objective and operate as Alcentra Capital anticipates. This could have a material adverse effect on Alcentra Capital’s financial condition, results of operations and cash flows.

Alcentra Capital’s business model depends to a significant extent upon Alcentra NY’s network of relationships with financial sponsors, service providers and other intermediaries. Any inability of Alcentra NY to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect Alcentra Capital’s business.

Alcentra Capital depends upon Alcentra NY to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and Alcentra Capital expects to rely to a significant extent upon these relationships to provide Alcentra Capital with potential investment opportunities. If Alcentra NY fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, Alcentra Capital will not be able to grow its investment portfolio. In addition, individuals with whom Alcentra NY has relationships are not obligated to provide Alcentra Capital with investment opportunities, and Alcentra Capital can offer no assurance that these relationships will continue to generate investment opportunities for Alcentra Capital in the future.

Alcentra Capital’s financial condition, results of operations and cash flows depend on Alcentra NY’s ability to manage Alcentra Capital’s business effectively.

Alcentra Capital’s ability to achieve its investment objective depends on Alcentra NY’s ability to manage Alcentra Capital’s business and to grow its investments and earnings. This depends, in turn, on Alcentra NY’s ability to identify, invest in and monitor portfolio companies that meet Alcentra Capital’s investment guidelines. The achievement of Alcentra Capital’s investment objective on a cost-effective basis depends upon Alcentra NY’s execution of Alcentra Capital’s investment process, Alcentra NY’s ability to provide competent, attentive and efficient services to Alcentra Capital and, to a lesser extent, Alcentra Capital’s access to financing on acceptable terms. Alcentra NY’s investment professionals have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. The personnel of Alcentra NY may be called upon to provide managerial assistance to Alcentra Capital’s portfolio companies.

These activities may distract them from servicing new investment opportunities for Alcentra Capital or slow Alcentra Capital’s rate of investment. Any failure to manage Alcentra Capital’s business and Alcentra Capital’s future growth effectively could have a material adverse effect on Alcentra Capital’s business, financial condition, results of operations and cash flows.

There are significant potential conflicts of interest that could negatively affect Alcentra Capital’s operations and investment returns.

Certain of Alcentra Capital’s executive officers and directors, and members of the Alcentra Investment Committee of Alcentra NY, serve or may serve as officers, directors or principals of other entities and affiliates of Alcentra NY and investment funds managed by Alcentra NY or its affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in Alcentra Capital’s or its stockholders’ best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to Alcentra Capital. Members of the Alcentra Investment Committee may have significant responsibilities for other funds. Similarly, although the professional staff of Alcentra NY will devote as much time to the management of Alcentra Capital as appropriate to enable Alcentra NY to perform its duties in accordance with the Alcentra Capital Investment Advisory Agreement, the investment professionals of Alcentra NY may have conflicts in allocating their time and services among Alcentra Capital, on the one hand, and investment vehicles managed by Alcentra NY or one or more of its affiliates, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of Alcentra NY and its officers and employees will not be devoted exclusively to the business of Alcentra Capital but will instead be allocated between the business of Alcentra Capital and the management of these other investment vehicles.

In addition, certain funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, Alcentra Capital. Consequently, Alcentra Capital, on the one hand, and these other entities, on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Alcentra NY endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Alcentra Capital. Nevertheless, it is possible that Alcentra Capital may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Alcentra NY. In addition, there may be conflicts in the allocation of investments among Alcentra Capital and the funds managed by investment managers affiliated with Alcentra NY or one or more of Alcentra Capital’s controlled affiliates or among the funds they manage, including investments made pursuant to the co-investment exemptive relief granted to Alcentra Capital by the SEC. Further, such other Alcentra NY-managed funds may hold positions in portfolio companies in which Alcentra Capital has also invested. Such investments may raise potential conflicts of interest between Alcentra Capital and such other Alcentra NY-managed funds, particularly if Alcentra Capital and such other Alcentra NY-managed funds invest in different classes or types of securities or investments of the same underlying portfolio company. In that regard, actions may be taken by such other Alcentra NY-managed funds that are adverse to Alcentra Capital’s interests, including, but not limited to, during a restructuring, bankruptcy or other insolvency proceeding or similar matter occurring at the underlying portfolio company.

Alcentra Capital pays Alcentra NY an annual base management fee based on Alcentra Capital’s gross assets as well as an incentive fee based on Alcentra NY’s performance. Alcentra NY’s base management fee is based on a percentage of Alcentra Capital’s gross assets (other than cash or cash equivalents but including assets purchased with borrowed funds and other forms of leverage) and, consequently, Alcentra NY may have conflicts of interest in connection with decisions that could affect Alcentra Capital’s total assets, such as decisions as to whether to incur indebtedness or to make future investments.

The Alcentra Capital Investment Advisory Agreement renews for successive annual periods if approved by the Alcentra Capital Board or by the affirmative vote of the holders of a majority of Alcentra Capital’s outstanding voting securities, including, in either case, approval by a majority of Alcentra Capital’s directors who are not “interested persons” of Alcentra Capital as defined in Section 2(a)(19) of the Investment Company Act. However, both Alcentra Capital and Alcentra NY have the right to terminate the agreement without penalty upon 60 days’ written notice to the other party. Moreover, conflicts of interest may arise if Alcentra NY seeks to change the terms of the Alcentra Capital Investment Advisory Agreement, including, for example, the terms for compensation to Alcentra NY. While any material change to the Alcentra Capital Investment Advisory Agreement must be submitted to stockholders for approval under the Investment Company Act, Alcentra Capital may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

As a result of the arrangements described above, there may be times when the management team of Alcentra NY (including those members of management focused primarily on managing Alcentra Capital) has interests that differ from those of yours, giving rise to a conflict.

Alcentra Capital’s stockholders may have conflicting investment, tax and other objectives with respect to their investments in Alcentra Capital. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of Alcentra Capital’s investments, the structure or the acquisition of Alcentra Capital’s investments, and the timing of dispositions of Alcentra Capital’s investments. As a consequence, conflicts of interest may arise in connection with decisions made by Alcentra NY, including with respect to the nature or structuring of Alcentra Capital’s investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations. In selecting and structuring investments appropriate for Alcentra Capital, Alcentra NY will consider the investment and tax objectives of Alcentra Capital and Alcentra Capital’s stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

The investment professionals of Alcentra NY may, from time to time, possess material non-public information, limiting Alcentra Capital’s investment discretion.

The investment professionals of Alcentra NY, including members of the Alcentra Investment Committee, may serve as directors of, or in a similar capacity with, portfolio companies in which Alcentra Capital invests, the securities of which are purchased or sold on Alcentra Capital’s behalf. In the event that material non-public information is obtained with respect to such companies, or Alcentra Capital becomes subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, Alcentra Capital could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on Alcentra Capital.

Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and again could materially and adversely affect debt and equity capital markets in the United States and around the world and could have a negative impact on Alcentra Capital’s business and operations.

The U.S. and global capital markets have in the past and may in the future experience periods of extreme volatility and disruption during economic downturns and recessions. Increases to budget deficits or direct and contingent sovereign debt, may create concerns about the ability of certain nations to service their sovereign debt obligations, and risks resulting from any such debt crisis in Europe, the United States or elsewhere could have a detrimental impact on the global economy, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. Austerity measures that certain countries may agree to as part of any debt crisis or disruptions to major financial trading markets may adversely affect world economic conditions and have an adverse impact on Alcentra Capital’s business and that of its portfolio companies. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union, and the implications of the United Kingdom’s pending withdrawal from the European Union are unclear at present. Market and economic disruptions, which may be caused by political trends and government actions in the United States or elsewhere, have in the past and may in the future affect, the U.S. capital markets, which could adversely affect Alcentra Capital’s business and that of its portfolio companies and the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and to financial firms, in particular. At various times, such disruptions have resulted in, and may in the future result, a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the repricing of credit risk. Such conditions may occur for a prolonged period of time again and may materially worsen in the future, including as a result of U.S. government shutdowns or further downgrades to the U.S. government’s sovereign credit rating or the perceived credit worthiness of the United States or other large global economies. Unfavorable economic conditions, including future recessions, also could increase Alcentra Capital’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to Alcentra Capital. Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, Alcentra Capital is generally not able to issue additional shares of Alcentra Capital Common Stock at a price less than NAV without first obtaining approval for such issuance from Alcentra Capital’s stockholders and Alcentra Capital’s independent directors. Alcentra Capital has previously attempted to issue additional shares of Alcentra Capital Common Stock at a price less than NAV, however, Alcentra Capital’s stockholders did not approve such issuance.

Volatility and dislocation in the capital markets can also create a challenging environment in which to raise or access debt capital. The reappearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance Alcentra Capital’s existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on Alcentra Capital’s business. The debt capital that will be available to Alcentra Capital in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what Alcentra Capital currently experiences including being at a higher cost due to a rising rate environment. If Alcentra Capital is unable to raise or refinance debt, then Alcentra Capital’s equity investors may not benefit from the potential for increased returns on equity resulting from leverage and Alcentra Capital may be limited in its ability to make new commitments or to fund existing commitments to its portfolio companies.

Given the extreme volatility and dislocation that the capital markets have historically experienced, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. Alcentra Capital may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption or instability in the global financial markets or deteriorations in credit and financing conditions may cause Alcentra Capital to reduce the volume of the loans Alcentra Capital originates and/or funds, adversely affect the value of its portfolio investments or otherwise have a material adverse effect on Alcentra Capital’s business, financial condition, results of operations and cash flows. In addition, significant changes in the capital markets, including the extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of Alcentra Capital’s investments and on the potential for liquidity events involving Alcentra Capital’s investments. An inability to raise capital, and any required sale of Alcentra Capital’s investments for liquidity purposes, could have a material adverse impact on Alcentra Capital’s business, financial condition or results of operations. Alcentra NY monitors developments and seeks to manage Alcentra Capital’s investments in a manner consistent with achieving Alcentra Capital’s investment objective, but there can be no assurance that Alcentra NY will be successful in doing so, and Alcentra NY or Alcentra Capital may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.

Many of the portfolio companies in which Alcentra Capital makes investments may be susceptible to economic slowdowns or recessions and may be unable to repay the loans Alcentra Capital made to them during these periods. Therefore, Alcentra Capital’s non-performing assets may increase and the value of Alcentra Capital’s portfolio may decrease during these periods as Alcentra Capital is required to record its investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of Alcentra Capital’s loans and the value of Alcentra Capital’s equity investments. Economic slowdowns or recessions could lead to financial losses in Alcentra Capital’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase Alcentra Capital’s and its portfolio companies’ funding costs, limit Alcentra Capital’s and its portfolio companies’ access to the capital markets or result in a decision by lenders not to extend credit to Alcentra Capital or its portfolio companies. These events could prevent Alcentra Capital from increasing investments and harm Alcentra Capital’s operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by Alcentra Capital or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that Alcentra Capital holds. Alcentra Capital may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of Alcentra Capital’s portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which Alcentra Capital will actually provide significant managerial assistance to that portfolio company, a bankruptcy court might subordinate all or a portion of Alcentra Capital’s claim to that of other creditors.

Alcentra Capital is subject to risks associated with the current interest rate environment and, to the extent Alcentra Capital uses debt to finance its investments, changes in interest rates will affect its cost of capital and net investment income.

Since the economic downturn that began in mid-2007, interest rates have remained comparatively low. Because longer-term inflationary pressure is likely to result from the U.S. government’s fiscal policies and challenges during this time, Alcentra Capital will likely experience net rising interest rates, rather than net falling rates, and have experienced net increases to LIBOR over 2018 and 2019. In addition, the Federal Reserve may to continue to raise the federal funds rate over time.

To the extent Alcentra Capital borrows money or issue debt securities or preferred stock to make investments, Alcentra Capital’s net investment income will depend, in part, upon the difference between the rate at which Alcentra Capital borrows funds or pays interest or dividends on such debt securities or preferred stock and the rate at which Alcentra Capital invests these funds. In addition, the majority of Alcentra Capital’s debt investments and Alcentra Capital’s borrowings under the Alcentra Capital Credit Facility have floating interest rates that reset on a periodic basis, and many of Alcentra Capital’s investments are subject to interest rate floors. As a result, a change in market interest rates could have a material adverse effect on Alcentra Capital’s net investment income, in particular with respect to increases from current levels to the level of the interest rate floors on certain investments. In periods of rising interest rates, Alcentra Capital’s cost of funds will increase because the interest rates on the majority of amounts Alcentra Capital has borrowed are floating, which could reduce Alcentra Capital’s net investment income to the extent any debt investments have fixed interest rates, and the interest rate on investments with an interest rate floor will not increase until interest rates exceed the applicable floor. Alcentra Capital may use interest rate risk management techniques in an effort to limit Alcentra Capital’s exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the Investment Company Act and applicable commodities laws. These activities may limit Alcentra Capital’s ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on Alcentra Capital’s business, financial condition and results of operations.

A rise in the general level of interest rates typically leads to higher interest rates applicable to Alcentra Capital’s debt investments, which may result in an increase of the amount of incentive fees payable to Alcentra NY. Also, an increase in interest rates available to investors could make an investment in Alcentra Capital Common Stock less attractive if Alcentra Capital is not able to increase its distribution rate, which could reduce the value of Alcentra Capital Common Stock.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, the potential effect of any such event on Alcentra Capital’s cost of capital and net investment income cannot yet be determined. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market value for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to Alcentra Capital and could have a material adverse effect on Alcentra Capital’s business, financial condition and results of operations.

The fee structure under the Alcentra Capital Investment Advisory Agreement may induce Alcentra NY to pursue speculative investments and incur leverage, which may not be in the best interests of Alcentra Capital’s stockholders.

The base management fee will be payable to Alcentra NY under the Alcentra Capital Investment Advisory Agreement even if the value of your investment declines. The base management fee is calculated based on Alcentra Capital’s gross assets, including assets purchased with borrowed funds or other forms of leverage (but excluding cash or cash equivalents). Accordingly, the base management fee is be payable regardless of whether the value of Alcentra Capital’s gross assets and/or your investment has decreased during the then-current quarter and creates an incentive for Alcentra NY to incur leverage, which may not be consistent with Alcentra Capital’s stockholders’ interests.

The incentive fee based on income payable to Alcentra NY is calculated based on a percentage of Alcentra Capital’s return on invested capital. The incentive fee based on income payable to Alcentra NY may create an incentive for Alcentra NY to make investments on Alcentra Capital’s behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement. Unlike the base management fee, the incentive fee based on income is payable only if the hurdle rate is achieved. Because the portfolio earns investment income on gross assets while the hurdle rate is based on invested capital, and because the use of leverage increases gross assets without any corresponding increase in invested capital, Alcentra NY may be incentivized to incur leverage to grow the portfolio, which will tend to enhance returns where Alcentra Capital’s portfolio has positive returns and increase the chances that such hurdle rate is achieved. Conversely, the use of leverage may increase losses where Alcentra Capital’s portfolio has negative returns, which would impair the value of Alcentra Capital Common Stock.

In addition, Alcentra NY receives the incentive fee based on capital gains based, in part, upon net capital gains realized on Alcentra Capital’s investments. Unlike the incentive fee based on income, there is no hurdle rate applicable to the incentive fee based on capital gains. As a result, Alcentra NY may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income-producing securities. Such a practice could result in Alcentra Capital’s investing in more speculative securities than would otherwise be the case, which may not be in the best interests of its stockholders and could result in higher investment losses, particularly during economic downturns.

Alcentra Capital’s incentive fee arrangements with Alcentra NY may vary from those of other investment funds, accounts or investment vehicles that Alcentra NY currently manages or may manage in the future, which may create an incentive for Alcentra NY to devote time and resources to a higher fee-paying fund.

Alcentra NY manages private investment funds, accounts and other investment vehicles and may manage other funds, accounts and investment vehicles in the future. If Alcentra NY is paid a higher performance-based fee from any other fund that it may manage in the future, it may have an incentive to devote more research and development or other activities, and/or recommend the allocation of investment opportunities, to such higher fee-paying fund. For example, to the extent Alcentra NY’s incentive compensation is not subject to a hurdle or total return requirement with respect to another fund, it may have an incentive to devote time and resources to such other fund. As a result, the investment professionals of Alcentra NY may devote time and resources to a higher fee-paying fund.

Alcentra NY’s liability is limited under the Alcentra Capital Investment Advisory Agreement and Alcentra Capital has agreed to indemnify Alcentra NY against certain liabilities, which may lead Alcentra NY to act in a riskier manner on Alcentra Capital’s behalf than it would when acting for its own account.

Under the Alcentra Capital Investment Advisory Agreement, Alcentra NY has not assumed any responsibility to Alcentra Capital other than to render the services called for under that agreement. It will not be responsible for any action of the Alcentra Capital Board in following or declining to follow Alcentra NY’s advice or recommendations. Under the Alcentra Capital Investment Advisory Agreement, Alcentra NY, its officers, members and personnel, and any person controlling or controlled by Alcentra NY will not be liable to Alcentra Capital for acts or omissions performed in accordance with and pursuant to the Alcentra Capital Investment Advisory Agreement, except those resulting in a loss due to a breach of a fiduciary duty (as specified in Section 36(b) of the Investment Company Act) with respect to the receipt of compensation for services. In addition, as part of the Alcentra Capital Investment Advisory Agreement, Alcentra Capital has agreed to indemnify Alcentra NY and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and amounts reasonably paid in settlement, arising out of or in connection with the performance of any such person’s duties or obligations or any action taken or omitted on Alcentra Capital’s behalf pursuant to authority granted by the Alcentra Capital Investment Advisory Agreement, except where attributable to gross negligence, willful misfeasance or bad faith in the performance of such person’s duties or by reason of the reckless disregard of such person’s duties and obligations under the Alcentra Capital Investment Advisory Agreement. These protections may lead Alcentra NY to act in a riskier manner when acting on Alcentra Capital’s behalf than it would when acting for its own account.

Alcentra Capital operates in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with Alcentra Capital to make the types of investments that Alcentra Capital makes. Alcentra Capital competes with public and private funds, other BDCs, commercial and investment banks, commercial financing companies and, to the extent that they provide an alternative form of financing, private equity and hedge funds.

Moreover, alternative investment vehicles, such as hedge funds, also invest in lower-middle and middle-market companies. As a result, competition is intense for investment opportunities in lower-middle and middle-market companies. Many of Alcentra Capital’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than Alcentra Capital does. For example, Alcentra Capital believes some of its competitors may have access to funding sources that are not available to Alcentra Capital. In addition, some of Alcentra Capital’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than Alcentra Capital. Furthermore, many of Alcentra Capital’s competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on Alcentra Capital as a BDC or the source-of-income, asset diversification and distribution requirements Alcentra Capital must satisfy to maintain its RIC qualification. The competitive pressures Alcentra Capital faces may have a material adverse effect on its business, financial condition, results of operations and cash flows. As a result of this competition, Alcentra Capital may not be able to take advantage of attractive investment opportunities from time to time, and Alcentra Capital may not be able to identify and make investments that are consistent with its investment objective.

With respect to the investments Alcentra Capital makes, Alcentra Capital does not seek to compete based primarily on the interest rates it offers, and Alcentra Capital believes that some of its competitors may make loans with interest rates that will be lower than the rates Alcentra Capital offers. With respect to all investments, Alcentra Capital may lose some investment opportunities if Alcentra Capital does not match its competitors’ pricing, terms and structure. However, if Alcentra Capital matches its competitors’ pricing, terms and structure, Alcentra Capital may experience decreased net interest income, lower yields and increased risk of credit loss.

Alcentra Capital’s activities may be limited as a result of being controlled by a bank holding company.

BNY Mellon is a bank holding company (“BHC”) under the Bank Holding Company Act of 1956, as amended (the “BHCA”). BNY Mellon is also a financial holding company (“FHC”) under the BHCA, which is a status available to BHCs that meet certain criteria.

FHCs may engage in a broader range of activities than BHCs that are not FHCs. However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations. Because BNY Mellon may be deemed to “control” Alcentra Capital within the meaning of the BHCA, these restrictions could apply to Alcentra Capital as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including but not limited to the Federal Reserve, may restrict the transactions and relationships between Alcentra NY, BNY Mellon and their affiliates, on the one hand, and Alcentra Capital on the other hand, and may restrict Alcentra Capital’s investments, transactions and operations. For example, the BHCA regulations applicable to BNY Mellon and Alcentra Capital may, among other things, restrict Alcentra Capital’s ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of Alcentra Capital’s investments, and restrict Alcentra NY’s ability to participate in the management and operations of the companies in which Alcentra Capital invests. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by BNY Mellon and its affiliates (including Alcentra NY) for client and proprietary accounts may need to be aggregated with positions held by Alcentra Capital. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, BNY Mellon may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require Alcentra Capital to limit and/or liquidate certain investments.

These restrictions may materially adversely affect Alcentra Capital by, among other things, affecting Alcentra NY’s ability to pursue certain strategies within Alcentra Capital’s investment program or trade in certain securities. In addition, BNY Mellon may cease in the future to qualify as an FHC, which may subject Alcentra Capital to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to BNY Mellon and Alcentra Capital will not change, or that any such change will not have a material adverse effect on Alcentra Capital.

BNY Mellon may in the future, in its sole discretion and without notice to investors, engage in activities impacting Alcentra Capital and/or Alcentra NY in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, BNY Mellon, Alcentra Capital or other funds and accounts managed by Alcentra NY and its affiliates. BNY Mellon may seek to accomplish this result by causing Alcentra NY to resign as Alcentra NY, voting for changes to the Alcentra Capital Board, causing BNY Mellon personnel to resign from the Alcentra Capital Board, reducing the amount of any BNY Mellon investment in Alcentra Capital (if any), or any combination of the foregoing, or by such other means as it determines in its sole discretion. Any replacement investment adviser appointed by Alcentra Capital may be unaffiliated with BNY Mellon.

Alcentra Capital will be subject to corporate-level U.S. federal income tax if Alcentra Capital is unable to qualify or maintain its tax treatment as a RIC under Subchapter M of the Code.

To maintain Alcentra Capital’s tax treatment as a RIC under Subchapter M of the Code, Alcentra Capital must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if Alcentra Capital distributes at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to Alcentra Capital’s stockholders on an annual basis. Because Alcentra Capital incurs debt, Alcentra Capital will be subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict Alcentra Capital from making distributions necessary to qualify for tax treatment as a RIC. If Alcentra Capital is unable to obtain the necessary funds for distributions, Alcentra Capital may fail to qualify for tax treatment as a RIC and, thus, may be subject to corporate-level U.S. federal income tax. To qualify as a RIC, Alcentra Capital must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in Alcentra Capital’s having to dispose of certain investments quickly in order to prevent the loss of Alcentra Capital’s qualification as a RIC. Because most of Alcentra Capital’s investments are in private or thinly traded public companies, any such dispositions may be made at disadvantageous prices and may result in substantial losses.

Alcentra Capital may need to raise additional capital to either sustain its current activities or grow because Alcentra Capital must distribute most of its taxable income to its stockholders.

Alcentra Capital will need additional capital to either sustain its current activities and/or fund new investments. Alcentra Capital intends to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such capital. Unfavorable economic or capital market conditions could increase Alcentra Capital’s funding costs, limit Alcentra Capital’s access to the capital markets or result in a decision by lenders not to extend credit to Alcentra Capital. A reduction in the availability of capital could limit Alcentra Capital’s ability to operate or grow. In addition, Alcentra Capital will be required to distribute at least 90% of Alcentra Capital’s net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to Alcentra Capital’s stockholders to maintain Alcentra Capital’s qualification as a RIC. As a result, these earnings will not be available to fund new or follow-on investments to protect Alcentra Capital’s principal in existing portfolio companies. An inability on Alcentra Capital’s part to access the capital markets successfully could limit its ability to operate or grow its business and execute its business strategy fully and could decrease Alcentra Capital’s earnings, if any, which would have an adverse effect on the value of Alcentra Capital’s securities.

In addition, so long as Alcentra Capital Common Stock trades below NAV, Alcentra Capital will generally not be able to issue additional common stock at the market price without first obtaining the approval of Alcentra Capital’s stockholders and Alcentra Capital’s independent directors. Alcentra Capital does not currently have stockholder approval to sell shares below NAV and may not be able to obtain such approval in the future. Alcentra Capital Common Stock has consistently traded below NAV since Alcentra Capital’s IPO in 2014 except for brief periods of time. As of September 30, 2019, Alcentra Capital’s NAV per share was $10.98. The last reported closing price of a share of Alcentra Capital Common Stock on the Nasdaq Global Select Market on December 6, 2019 was $9.00. Alcentra Capital cannot predict whether Alcentra Capital Common Stock will trade at, above or below NAV.

Alcentra Capital may have difficulty paying its required distributions if it recognizes income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, Alcentra Capital will include in income certain amounts that it has not yet received in cash, such as the accrual of original issue discount, or OID. This may arise if Alcentra Capital receives warrants in connection with the making of a loan and in other circumstances, or through contractual PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such

OID, which could be significant relative to Alcentra Capital’s overall investment activities, and increases in loan balances as a result of contracted PIK arrangements will be included in income before Alcentra Capital receives any corresponding cash payments. Alcentra Capital also may be required to include in income certain other amounts that Alcentra Capital will not receive in cash.

Since in certain cases Alcentra Capital may recognize income for U.S. federal income tax purposes before or without receiving cash representing such income, it may have difficulty meeting the requirement to distribute at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain its qualification as a RIC. In such a case, Alcentra Capital may have to sell some of its investments at times it would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If Alcentra Capital is not able to obtain such cash from other sources, it may fail to qualify as a RIC and thus be subject to corporate-level U.S. federal income tax.

PIK interest payments that Alcentra Capital receives increase its assets under management and, as a result, increase the amount of base management fees and incentive fees payable by Alcentra Capital to Alcentra NY.

Certain of Alcentra Capital’s debt investments contain provisions providing for the payment of PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by Alcentra Capital of PIK interest has the effect of increasing Alcentra Capital’s assets under management. As a result, because the base management fee that Alcentra Capital pays to Alcentra NY is based on the value of Alcentra Capital’s gross assets, the receipt by Alcentra Capital of PIK interest results in an increase in the amount of the base management fee payable by Alcentra Capital.

Regulations governing Alcentra Capital’s operation as a BDC affect its ability to raise, and the way in which it raises, additional capital. As a BDC, the necessity of raising additional capital may expose Alcentra Capital to risks, including the typical risks associated with leverage.

Alcentra Capital has incurred indebtedness under Alcentra Capital Credit Facility, and through the issuance of the debt securities, which are the Alcentra Capital InterNotes. Alcentra Capital may in the future issue additional debt securities or preferred stock and/or borrow additional money from banks or other financial institutions, which Alcentra Capital refers to collectively as “senior securities,” up to the maximum amount permitted by the Investment Company Act.

BDCs are generally able to issue senior securities such that their asset coverage, as defined in the Investment Company Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. In March 2018, the SBCAA amended Section 61(a) of the Investment Company Act to add a new Section 61(a)(2) that reduces the asset coverage requirement applicable to BDCs from 200% to 150% so long as the BDC meets certain disclosure requirements and obtains certain approvals. The reduced asset coverage requirement permit a BDC to have a ratio of total consolidated assets to outstanding indebtedness of 2:1 as compared to a maximum of 1:1 under the 200% asset coverage requirement. Effectiveness of the reduced asset coverage requirement to a BDC requires approval by either (1) a “required majority,” as defined in Section 57(o) of the Investment Company Act, of such BDC’s board of directors with effectiveness one year after the date of such approval or (2) a majority of votes cast at a special or annual meeting of such BDC’s stockholders at which a quorum is present, which is effective the date after such stockholder approval. On May 4, 2018, the Alcentra Capital Board, including a “required majority” (as such term is defined in Section 57(o) of the Investment Company Act) the Alcentra Capital Board, approved the applicability of the modified asset coverage requirements set forth in Section 61(a)(2) of the Investment Company Act, as amended by the SBCAA. As a result, effective on May 4, 2019, Alcentra Capital’s asset coverage requirement applicable to senior securities has been reduced from 200% to 150%, and, accordingly, the risks associated with an investment in Alcentra Capital, including risks relating to leverage, may increase. However, Alcentra Capital remains subject to a 200% minimum asset coverage ratio covenant under the Alcentra

Capital Credit Facility and thus will not be able to take advantage of the reduced asset coverage requirement under the Investment Company Act unless and until it negotiates revised terms and conditions with the lenders under the Alcentra Capital Credit Facility. If the value of Alcentra Capital’s assets declines, Alcentra Capital may be unable to satisfy the then-applicable asset coverage test. If Alcentra Capital issues senior securities, Alcentra Capital will be exposed to typical risks associated with leverage, including an increased risk of loss.

Alcentra Capital is not generally able to issue and sell Alcentra Capital Common Stock at a price below NAV per share. Alcentra Capital may, however, sell Alcentra Capital’s warrants, options or rights to acquire Alcentra Capital Common Stock, at a price below the current NAV of the common stock if the Alcentra Capital Board determines that such sale is in the best interests of Alcentra Capital’s stockholders, and Alcentra Capital’s stockholders approve such sale. Alcentra Capital’s stockholders have authorized Alcentra Capital to issue warrants, options or rights to subscribe for, convert to, or purchase shares of Alcentra Capital Common Stock at a price per share below the NAV per share, subject to the applicable requirements of the Investment Company Act. There is no expiration date on Alcentra Capital’s ability to issue such warrants, options, rights or convertible securities based on this stockholder approval. If Alcentra Capital raises additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, Alcentra Capital Common Stock, the percentage ownership of Alcentra Capital’s stockholders at that time would decrease, and they may experience dilution. Moreover, Alcentra Capital can offer no assurance that Alcentra Capital will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Incurring additional leverage may magnify Alcentra Capital’s exposure to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect Alcentra Capital’s profitability.

As part of Alcentra Capital’s business strategy, it may borrow money and issue additional senior debt securities to banks, insurance companies and other lenders. Holders of these loans or senior securities would have fixed-dollar claims on Alcentra Capital’s assets that are superior to the claims of Alcentra Capital’s stockholders. If the value of Alcentra Capital’s assets decreases, leverage will cause Alcentra Capital’s NAV to decline more sharply than it otherwise would have without leverage. Similarly, any decrease in Alcentra Capital’s income would cause Alcentra Capital’s net income to decline more sharply than it would have if Alcentra Capital had not borrowed. This decline could negatively affect Alcentra Capital’s ability to make dividend payments on Alcentra Capital Common Stock.

If Alcentra Capital incurs additional leverage as a result of the Alcentra Capital Board’s approval to authorize Alcentra Capital to be subject to the reduced asset coverage ratio of at least 150% under the Investment Company Act, effective on or about May 4, 2019, general interest rate fluctuations may have a more significant negative impact on Alcentra Capital’s investments than they would have absent such approval, and, accordingly, may have a material adverse effect on Alcentra Capital’s investment objective and rate of return on investment capital. A portion of Alcentra Capital’s income will depend upon the difference between the rate at which Alcentra Capital borrows funds and the interest rate on the debt securities in which Alcentra Capital invests. Because Alcentra Capital will borrow money to make investments and may issue debt securities, preferred stock or other securities, Alcentra Capital’s net investment income is dependent upon the difference between the rate at which Alcentra Capital borrows funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which Alcentra Capital invests these funds. Typically, Alcentra Capital anticipates that Alcentra Capital’s interest earning investments will accrue and pay interest at variable rates. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on Alcentra Capital’s net investment income.

Changes in laws or regulations governing Alcentra Capital’s operations may adversely affect its business or cause Alcentra Capital to alter its business strategy.

Alcentra Capital is subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments

Alcentra Capital is permitted to make, any of which could harm Alcentra Capital and Alcentra Capital’s stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing Alcentra Capital’s operations relating to permitted investments may cause Alcentra Capital to alter Alcentra Capital’s investment strategy in order to avail itself of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in these risk factors and may result in Alcentra Capital’s investment focus shifting from the areas of expertise of Alcentra Capital’s management team to other types of investments in which Alcentra Capital’s management team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on Alcentra Capital’s results of operations and the value of your investment.

Alcentra Capital finances its investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in Alcentra Capital.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in Alcentra Capital’s securities. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in Alcentra Capital’s securities. However, Alcentra Capital borrows from, and issues debt securities to, banks, insurance companies and other parties. Lenders of these funds have fixed dollar claims on Alcentra Capital’s assets that are superior to the claims of Alcentra Capital’s securities holders, and Alcentra Capital expects such lenders to seek recovery against Alcentra Capital’s assets in the event of a default. Alcentra Capital has pledged substantially all of Alcentra Capital’s assets under the Alcentra Capital Credit Facility.

If the value of Alcentra Capital’s assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had Alcentra Capital not leveraged, thereby magnifying losses or eliminating Alcentra Capital’s stake in a leveraged investment. Similarly, any decrease in Alcentra Capital’s revenue or income will cause Alcentra Capital’s net income to decline more sharply than it would have had Alcentra Capital not borrowed.

Alcentra Capital’s ability to service any debt will depend largely on Alcentra Capital’s financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the base management fee payable to Alcentra NY is payable based on the value of Alcentra Capital’s gross assets, including those assets acquired through the use of leverage, Alcentra NY may have a financial incentive to incur leverage, which may not be consistent with Alcentra Capital’s stockholders’ interests. In addition, Alcentra Capital’s common stockholders bear the burden of any increase in Alcentra Capital’s expenses as a result of Alcentra Capital’s use of leverage, including interest expenses and any increase in the base management fee payable to Alcentra NY.

The Alcentra Capital Credit Facility and any future indebtedness may impose financial and operating covenants that restrict Alcentra Capital’s business activities, including limitations that hinder Alcentra Capital’s ability to finance additional loans and investments or to make the distributions required to maintain Alcentra Capital’s qualification as a RIC under the Code.

As a BDC, Alcentra Capital generally is required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of Alcentra Capital’s borrowings and any preferred stock that Alcentra Capital may issue in the future, of at least 150%, subject to certain disclosure requirements; however, Alcentra Capital remains subject to a 200% minimum asset coverage ratio covenant under the Alcentra Capital Credit Facility and thus will not be able to take advantage of the reduced asset coverage requirement under the Investment Company Act unless and until it negotiates revised terms and conditions with the lenders under the Alcentra Capital Credit Facility. This requirement limits the amount that Alcentra Capital may borrow. If the value of Alcentra Capital’s assets declines, Alcentra Capital may be unable to satisfy this test. If that happens, Alcentra Capital may be required to sell a portion of Alcentra Capital’s investments and, depending on the nature of Alcentra Capital’s leverage, repay some debt when it is otherwise disadvantageous for Alcentra Capital to do

so. This could have a material adverse effect on Alcentra Capital’s operations, and Alcentra Capital may not be able to make distributions. The amount of leverage that Alcentra Capital employs will depend on Alcentra NY’s and the Alcentra Capital Board’s assessment of market and other factors at the time of any proposed borrowing. Alcentra Capital cannot assure you that Alcentra Capital will be able to obtain credit at all or on terms acceptable to Alcentra Capital.

Alcentra Capital may not be able to pay distributions to its stockholders, its distributions may not grow over time, a portion of distributions paid to Alcentra Capital’s stockholders may be a return of capital and investors in Alcentra Capital’s debt securities may not receive all of the interest income to which they are entitled.

Alcentra Capital intends to pay quarterly distributions to its stockholders out of assets legally available for distribution. Alcentra Capital cannot assure you that it will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. Alcentra Capital’s ability to pay distributions might be harmed by, among other things, the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to Alcentra Capital as a BDC could, in the future, limit Alcentra Capital’s ability to pay distributions. All distributions will be paid at the discretion of the Alcentra Capital Board and will depend on Alcentra Capital’s earnings, Alcentra Capital’s financial condition, maintenance of Alcentra Capital’s RIC tax treatment, compliance with applicable BDC regulations, compliance with the covenants of Alcentra Capital’s debt securities and such other factors as the Alcentra Capital Board may deem relevant from time to time. In addition, the Alcentra Capital Credit Facility may restrict the amount of distributions Alcentra Capital is permitted to make. Alcentra Capital cannot assure you that Alcentra Capital will pay distributions to Alcentra Capital’s stockholders in the future.

The above-referenced restrictions on distributions may also inhibit Alcentra Capital’s ability to make required interest payments to holders of Alcentra Capital’s debt securities, which may cause a default under the terms of Alcentra Capital’s debt agreements. Such a default could materially increase Alcentra Capital’s cost of raising capital, as well as cause Alcentra Capital to incur penalties under the terms of Alcentra Capital’s debt agreements.

When Alcentra Capital makes quarterly distributions, Alcentra Capital will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits, recognized capital gain or capital. To the extent there is a return of capital, investors will be required to reduce their basis in Alcentra Capital’s stock for U.S. federal income tax purposes, which may result in a higher tax liability when the shares are sold, even if they have not increased in value or have lost value.

Alcentra Capital may have difficulty paying its required distributions if it recognizes income before or without receiving cash representing such income.

For U.S. federal income tax purposes, Alcentra Capital may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if Alcentra Capital holds debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with contractual PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), Alcentra Capital must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by Alcentra Capital in the same taxable year. Investments structured with these features may represent a higher level of credit risk compared to investments generating income which must be paid in cash on a current basis. Alcentra Capital may also have to include in income other amounts that Alcentra Capital has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Alcentra Capital anticipates that a portion of Alcentra Capital’s income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, Alcentra Capital has elected to amortize market discounts and include such amount, if any, in Alcentra Capital’s annual taxable income, instead of upon disposition, as electing not to do so potentially could limit Alcentra Capital’s ability to deduct interest expenses for U.S. federal income tax purposes.

Because any OID or other amounts accrued will be included in Alcentra Capital’s investment company taxable income for the year of the accrual, Alcentra Capital may be required to make a distribution to its stockholders in order to satisfy the annual distribution requirement, even though Alcentra Capital will not have received any corresponding cash amount. As a result, Alcentra Capital may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. Alcentra Capital may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If Alcentra Capital is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Alcentra Capital may default under the Alcentra Capital Credit Facility or any future borrowing facility it enters into or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on Alcentra Capital’s business, financial condition, results of operations and cash flows.

In the event Alcentra Capital defaults under the Alcentra Capital Credit Facility or any other future borrowing facility, its business could be adversely affected as Alcentra Capital may be forced to sell a portion of its investments quickly and prematurely at what may be disadvantageous prices to Alcentra Capital in order to meet its outstanding payment obligations and/or support working capital requirements under the Alcentra Capital Credit Facility or such future borrowing facility, any of which would have a material adverse effect on Alcentra Capital’s business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under the Alcentra Capital Credit Facility or such future borrowing facility could assume control of the disposition of any or all of Alcentra Capital’s assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on Alcentra Capital’s business, financial condition, results of operations and cash flows.

Provisions in the Alcentra Capital Credit Facility or any other future borrowing facility may limit Alcentra Capital’s discretion in operating its business.

The Alcentra Capital Credit Facility is, and any future borrowing facility may be, backed by all or a portion of Alcentra Capital’s loans and securities on which the lenders will or, in the case of a future facility, may have a security interest. Alcentra Capital has pledged substantially all of its assets under the Alcentra Capital Credit Facility. Alcentra Capital expects that any security interests it grants will be set forth in a guarantee pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, Alcentra Capital expects that the custodian for Alcentra Capital’s securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, enter into a control agreement that provides that following notice of occurrence of an event of default, if any, and during its continuance, the custodian will only accept transfer instructions with respect to any such securities from the lender or its designee. If Alcentra Capital was to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of Alcentra Capital’s assets securing such debt, which would have a material adverse effect on Alcentra Capital’s business, financial condition, results of operations and cash flows.

In addition, any security interests granted by Alcentra Capital as well as negative covenants under the Alcentra Capital Credit Facility or any other borrowing facility may provide may limit Alcentra Capital’s ability to create liens on assets to secure additional debt and may make it difficult for Alcentra Capital to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. For example, under the terms of the Alcentra Capital Credit Facility, Alcentra Capital has agreed not to incur any additional secured indebtedness other than in certain limited circumstances as permitted under the Alcentra Capital Credit Facility. In addition, if Alcentra Capital’s borrowing base under the Alcentra Capital Credit Facility or any other borrowing facility were to decrease, Alcentra Capital would be required to secure additional assets in an amount equal to any borrowing base deficiency. In the event that all of Alcentra Capital’s assets are secured at the time of such a borrowing base deficiency, Alcentra Capital could be required to repay advances under the Alcentra Capital Credit Facility or any other borrowing facility, which could have a material adverse impact on Alcentra Capital’s ability to fund future investments and to make stockholder distributions.

In addition, under the Alcentra Capital Credit Facility, Alcentra Capital is subject to limitations as to how borrowed funds may be used, which include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. In addition, the Alcentra Capital Credit Facility was recently amended on September 21, 2018 to modify certain covenants, including that Alcentra Capital maintains a minimum asset coverage ratio of 2.00 to 1, a minimum interest coverage ratio of 2.00 to 1 as of the last day of any fiscal quarter, and a minimum value of stockholders’ equity, violations of which would result in an event of default. An event of default under the Alcentra Capital Credit Facility or any other borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on Alcentra Capital’s business and financial condition. This could reduce Alcentra Capital’s revenues and, by delaying any cash payment allowed to Alcentra Capital under the Alcentra Capital Credit Facility or any other borrowing facility until the lenders have been paid in full, reduce Alcentra Capital’s liquidity and cash flow and impair its ability to grow its business and maintain its qualification as a RIC.

If Alcentra Capital does not invest a sufficient portion of its assets in qualifying assets, it could be precluded from investing according to its current business strategy.

As a BDC, Alcentra Capital may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of Alcentra Capital’s total assets are qualifying assets under Section 55(a) of the Investment Company Act.

Alcentra Capital may be precluded from investing in what Alcentra Capital believes to be attractive investments if such investments are not qualifying assets for purposes of the Investment Company Act. If Alcentra Capital has not invested a sufficient portion of Alcentra Capital’s assets in qualifying assets at the time of a proposed investment, Alcentra Capital will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forego attractive investment opportunities. Similarly, specific rules under the Investment Company Act could prevent Alcentra Capital from making follow-on investments in existing portfolio companies (which could result in the dilution of Alcentra Capital’s position) or could require Alcentra Capital to dispose of investments at inappropriate times in order to comply with the Investment Company Act. If Alcentra Capital needs to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, Alcentra Capital may have difficulty in finding a buyer and, even if it does find a buyer, Alcentra Capital may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on Alcentra Capital’s business, financial condition, results of operations and cash flows.

Most of Alcentra Capital’s portfolio investments are recorded at fair value as determined in good faith by the Alcentra Capital Board and quoted prices or observable inputs may not be available to determine such values, resulting in the use of significant unobservable inputs in Alcentra Capital’s quarterly valuation process.

Most of Alcentra Capital’s portfolio investments take the form of securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and Alcentra Capital values these investments at fair value as determined in good faith by the Alcentra Capital Board, including to reflect significant events affecting the value of Alcentra Capital’s investments. Most, if not all, of Alcentra Capital’s investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820. This means that

Alcentra Capital’s portfolio valuations are based on unobservable inputs and Alcentra Capital’s own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of Alcentra Capital’s portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. Alcentra Capital has retained the services of an independent service provider to review the valuation of these loans and securities. The types of factors that the Alcentra Capital Board may take into account in determining the fair value of Alcentra Capital’s investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Alcentra Capital’s determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Alcentra Capital’s NAV could be adversely affected if Alcentra Capital’s determinations regarding the fair value of Alcentra Capital’s investments were materially higher than the values that Alcentra Capital ultimately realizes upon the disposal of such loans and securities.

Alcentra Capital will adjust quarterly the valuation of its portfolio to reflect the Alcentra Capital Board’s determination of the fair value of each investment in its portfolio. Any changes in fair value are recorded in Alcentra Capital’s statement of operations as net change in unrealized appreciation or depreciation.

Alcentra Capital is restricted in its ability to enter into transactions with entities deemed to be Alcentra Capital’s affiliates, which may limit the scope of investments available to Alcentra Capital.

As a BDC, Alcentra Capital is prohibited under the Investment Company Act from knowingly participating in certain transactions with its affiliates without, among other things, the prior approval of a majority of Alcentra Capital’s independent directors who have no financial interest in the transaction, or in some cases, the prior approval of the SEC. For example, any person that owns, directly or indirectly, 5% or more of Alcentra Capital’s outstanding voting securities is deemed to be Alcentra Capital’s affiliate for purposes of the Investment Company Act and, if this is the only reason such person is Alcentra Capital’s affiliate, Alcentra Capital is generally prohibited from buying any asset from or selling any asset (other than Alcentra Capital’s capital stock) to such affiliate, absent the prior approval of such directors. The Investment Company Act also prohibits “joint” transactions with an affiliate, which could include co-investments in the same portfolio company, without approval of Alcentra Capital’s independent directors or, in some cases, the prior approval of the SEC. Moreover, except in certain limited circumstances, Alcentra Capital is prohibited from buying any asset from or selling any asset to a holder of more than 25% of Alcentra Capital’s voting securities, absent prior approval of the SEC. The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing.

On December 30, 2015, the SEC granted Alcentra Capital relief sought in an exemptive application that expands Alcentra Capital’s ability to co-invest in portfolio companies with certain other funds managed by Alcentra NY or its affiliates, subject to compliance with certain conditions. On March 27, 2018, the SEC granted Alcentra Capital relief sought in a new exemptive application that further expands Alcentra Capital’s ability to co-invest in portfolio companies with certain other funds managed by Alcentra NY or certain of its affiliates, subject to compliance with certain conditions. The new exemptive relief is substantially similar to the exemptive relief from the SEC Alcentra Capital received on December 30, 2015, except that it also permits Alcentra Capital to co-invest in negotiated transactions with certain funds to which Alcentra NY serves as sub-adviser. Alcentra Capital intends to co-invest with certain of Alcentra Capital’s affiliates, subject to the conditions included in the March 2018 SEC order for exemptive relief.

Alcentra Capital may experience fluctuations in its quarterly operating results.

Alcentra Capital could experience fluctuations in its quarterly operating results due to a number of factors, including the interest rate payable on the loans and debt securities it acquires, the default rate on such loans and securities, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in the markets, and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Alcentra Capital is an “emerging growth company” under the JOBS Act, and it cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make Alcentra Capital’s securities less attractive to investors.

Alcentra Capital currently is, and expects to remain for so long as it satisfies the applicable standards under the JOBS Act, an “emerging growth company” as defined in the JOBS Act. Alcentra Capital expects to remain an emerging growth company until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of Alcentra Capital’s IPO, (ii) in which Alcentra Capital has total annual gross revenue of at least $1.7 billion, or (iii) in which Alcentra Capital is deemed to be a large accelerated filer, which would occur if the market value of Alcentra Capital Common Stock that is held by non-affiliates exceeds $700.0 million as of the prior June 30, and (b) the date on which Alcentra Capital has issued more than $1.0 billion in non-convertible debt during the prior three-year period. Alcentra Capital expects to cease to qualify as an emerging growth company upon the last day of Alcentra Capital’s fiscal year following the fifth anniversary of the date of Alcentra Capital’s initial public offering, or December 31, 2019; however, Alcentra Capital currently remain eligible to comply with the less rigorous disclosure and other requirements applicable to emerging growth companies under the federal securities laws. For as long as Alcentra Capital remains an emerging growth company Alcentra Capital may take advantage of some or all of the reduced regulatory and disclosure requirements permitted by the JOBS Act and, as a result, some investors may consider Alcentra Capital Common Stock less attractive, which could reduce the market value of Alcentra Capital’s shares and Alcentra Capital’s share price may be more volatile. For example, while Alcentra Capital is an emerging growth company within the meaning of the Exchange Act, Alcentra Capital may take advantage of exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that Alcentra Capital’s independent registered public accounting firm provide an attestation report on the effectiveness of Alcentra Capital’s internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in Alcentra Capital’s internal control over financial reporting go undetected.

If Alcentra Capital fails to maintain an effective system of internal control over financial reporting, it may not be able to accurately report its financial results or prevent fraud. As a result, security holders could lose confidence in Alcentra Capital’s financial and other public reporting, which would harm its business and the trading price of its securities.

Effective internal control over financial reporting are necessary for Alcentra Capital to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause Alcentra Capital to fail to meet its reporting obligations. In addition, any testing by Alcentra Capital conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by Alcentra Capital’s independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in Alcentra Capital’s internal control over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to Alcentra Capital’s consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in Alcentra Capital’s reported financial information, which could have a negative effect on the trading price of Alcentra Capital’s securities.

Alcentra Capital is required to disclose changes made in its internal controls and procedures on a quarterly basis and Alcentra Capital’s management is required to assess the effectiveness of these controls annually. However, for as long as Alcentra Capital is an emerging growth company under the JOBS Act, its independent registered public accounting firm will not be required to attest to the effectiveness of Alcentra Capital’s internal control over financial reporting pursuant to Section 404. Alcentra Capital will likely remain an emerging growth company until December 31, 2019. An independent assessment of the effectiveness of Alcentra Capital’s internal controls could detect problems that Alcentra Capital’s management’s assessment might not. Undetected material weaknesses in Alcentra Capital’s internal controls could lead to financial statement restatements and require Alcentra Capital to incur the expense of remediation.

The Alcentra Capital Board may change Alcentra Capital’s investment objective, operating policies and strategies without prior notice or stockholder approval.

The Alcentra Capital Board has the authority, except as otherwise provided in the Investment Company Act, to modify or waive certain of Alcentra Capital’s operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, Alcentra Capital may not change the nature of Alcentra Capital’s business so as to cease to be, or withdraw Alcentra Capital’s election as, a BDC. Alcentra Capital cannot predict the effect any changes to Alcentra Capital’s current operating policies and strategies would have on its business, operating results and the market price of its securities. Nevertheless, any such changes could adversely affect Alcentra Capital’s business and impair its ability to make principal and interest payments on the Alcentra Capital InterNotes and negatively impact Alcentra Capital’s ability to pay you distributions and cause you to lose all or part of your investment.

Alcentra NY can resign as Alcentra Capital’s investment adviser upon 60 days’ notice and Alcentra Capital may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in Alcentra Capital’s operations that could adversely affect its financial condition, business and results of operations.

Alcentra NY has the right under the Alcentra Capital Investment Advisory Agreement to resign as Alcentra Capital’s investment adviser at any time upon not less than 60 days’ written notice, whether Alcentra Capital has found a replacement or not. If Alcentra NY were to resign, Alcentra Capital may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If Alcentra Capital is unable to do so quickly, Alcentra Capital’s operations are likely to experience a disruption, its financial condition, business and results of operations as well as its ability to pay distributions to Alcentra Capital’s stockholders are likely to be adversely affected and the market price of Alcentra Capital’s shares may decline. In addition, the coordination of Alcentra Capital’s internal management and investment activities, as applicable, is likely to suffer if Alcentra Capital is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by Alcentra NY. Even if Alcentra Capital is able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with Alcentra Capital’s investment objective may result in additional costs and time delays that may adversely affect Alcentra Capital’s business, financial condition, results of operations and cash flows.

Alcentra Capital is highly dependent on information systems and systems failures could significantly disrupt Alcentra Capital’s business, which may, in turn, negatively affect the market price of Alcentra Capital Common Stock and Alcentra Capital’s ability to make distributions to its stockholders.

Alcentra Capital’s business is highly dependent on the communications and information systems of Alcentra NY. In addition, certain of these systems are provided to Alcentra NY by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in Alcentra Capital’s activities. Alcentra Capital’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond Alcentra Capital’s control and may adversely affect its business. There could be: sudden electrical or telecommunications outages; natural disasters such as earthquakes, tornadoes and hurricanes; disease pandemics; events arising from local or larger scale political or social matters, including terrorist acts; and cyber-attacks.

These events, in turn, could have a material adverse effect on Alcentra Capital’s operating results and negatively affect the market price of its securities and its ability to make distributions to its stockholders.

Terrorist attacks, acts of war or natural disasters may affect any market for Alcentra Capital’s securities, impact the businesses in which Alcentra Capital invests and harms its business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt Alcentra Capital’s operations, as well as the operations of the businesses in which Alcentra Capital invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which Alcentra Capital invests directly or indirectly and, in turn, could have a material adverse impact on Alcentra Capital’s business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Alcentra Capital faces cyber-security risks.

Alcentra Capital’s business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, Alcentra Capital’s information technology systems and the information systems of Alcentra NY and other third-party service providers are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of Alcentra Capital’s information resources (i.e., cyber incidents). These attacks could involve gaining unauthorized access to Alcentra Capital’s information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption and result in disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to Alcentra Capital’s business relationships, any of which could, in turn, have a material adverse effect on Alcentra Capital’s business, financial condition and results of operations and negatively affect the market price of Alcentra Capital’s securities and Alcentra Capital’s ability to pay dividends. As Alcentra Capital’s reliance on technology has increased, so have the risks posed to its information systems, both internal and those provided by Alcentra NY and other third-party service providers.

The failure in cyber security systems, as well as the occurrence of events unanticipated in Alcentra Capital’s disaster recovery systems and management continuity planning could impair Alcentra Capital’s ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in Alcentra Capital’s disaster recovery systems, or a support failure from external providers, could have an adverse effect on Alcentra Capital’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect Alcentra Capital’s computer-based data processing, transmission, storage, and retrieval systems or destroy data. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, Alcentra Capital’s computer systems and networks, or otherwise cause interruptions or malfunctions in Alcentra Capital’s operations, which could result in damage to Alcentra Capital’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss. If a significant number of Alcentra Capital’s managers were unavailable in the event of a disaster, Alcentra Capital’s ability to effectively conduct its business could be severely compromised.

Risks Relating to Alcentra Capital’s Investments

Alcentra Capital’s investments are risky and highly speculative, and the lower middle and middle-market companies Alcentra Capital targets may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Investing in lower middle and middle-market companies involves a number of significant risks, including: these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that Alcentra Capital holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of Alcentra Capital realizing any guarantees it may have obtained in connection with its investment, as well as a corresponding decrease in the value of the equity components of Alcentra Capital’s investments; they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns; they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on Alcentra Capital’s portfolio company and, in turn, on Alcentra Capital; they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, Alcentra Capital’s executive officers, directors and Alcentra NY may, in the ordinary course of business, be named as defendants in litigation arising from Alcentra Capital’s investments in portfolio companies; they generally have less publicly available information about their businesses, operations and financial condition. Alcentra Capital relies on the ability of Alcentra NY’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If Alcentra NY is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and Alcentra Capital may lose all or part of its investment; they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and a portion of Alcentra Capital’s income may be non-cash income, such as contractual PIK interest, which represents interest added to the loan balance and due at the end of the loan term. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When Alcentra Capital recognizes income in connection with PIK interest, there is a risk that such income may become uncollectable if the borrower defaults.

In addition to the risks associated with Alcentra Capital’s investments in general, there are unique risks associated with Alcentra Capital’s investments in each of these entities.

Investing in lower middle and middle-market companies involves a high degree of risk and Alcentra Capital’s financial results may be affected adversely if one or more of its significant portfolio investments defaults on its loans or fails to perform as Alcentra Capital expects.

Alcentra Capital’s portfolio consists primarily of debt and equity investments in lower middle and middle-market companies. Investing in lower middle and middle-market companies involves a number of significant risks. Typically, the debt in which Alcentra Capital invests is not initially rated by any rating agency; however, Alcentra Capital believes that if such investments were rated, they would be below investment grade. Compared to larger publicly owned companies, these lower middle and middle-market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns and other business disruptions. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Alcentra Capital’s portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons.

Therefore, the loss of any of its key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of Alcentra Capital’s portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to Alcentra Capital, which may have an adverse effect on the return on, or the recovery of, Alcentra Capital’s investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral and the fair market value of the loan.

Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.

Economic recessions or downturns could impair Alcentra Capital or its portfolio companies and defaults by its portfolio companies will harm its operating results.

During economic recessions or downturns, Alcentra Capital and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, Alcentra Capital is generally not able to issue additional shares of Alcentra Capital Common Stock at a price less than NAV without first obtaining approval for such issuance from its stockholders and the independent directors of the Alcentra Capital Board. In addition, Alcentra Capital’s ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that Alcentra Capital’s asset coverage, as calculated in accordance with the Investment Company Act, must equal at least 150%, subject to certain disclosure requirements, immediately after each time Alcentra Capital incurs indebtedness. However, Alcentra Capital remains subject to a 200% minimum asset coverage ratio covenant under the Alcentra Capital Credit Facility and thus will not be able to take advantage of the 150% asset coverage requirement under the Investment Company Act unless and until it negotiates revised terms and conditions with the lenders under the Alcentra Capital Credit Facility. The debt capital that will be available to Alcentra Capital in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what Alcentra Capital currently experiences. Any inability to raise capital could have a negative effect on Alcentra Capital’s business, financial condition and results of operations.

Portfolio companies are likely to be susceptible to economic slowdowns or recessions and may be unable to repay Alcentra Capital’s loans during such periods. Therefore, the portion of Alcentra Capital’s investment portfolio composed of non-performing assets are likely to increase and the value of Alcentra Capital’s portfolio is likely to decrease during such periods. Adverse economic conditions may decrease the value of collateral securing some of Alcentra Capital’s loans and debt securities and the value of Alcentra Capital’s equity investments. Economic slowdowns or recessions could lead to financial losses in Alcentra Capital’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase Alcentra Capital’s funding costs, limit Alcentra Capital’s access to the capital markets or result in a decision by lenders not to extend credit to Alcentra Capital. These events could prevent Alcentra Capital from increasing its investments and harm its operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by Alcentra Capital or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize Alcentra Capital’s portfolio company’s ability to meet its obligations under the loans and debt securities that Alcentra Capital holds. Alcentra Capital may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that Alcentra Capital could become subject to a lender’s liability claim, including as a result of actions taken if Alcentra Capital renders significant managerial assistance to the borrower. Furthermore, if one of Alcentra Capital’s portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize Alcentra Capital’s debt holding and subordinate all or a portion of Alcentra Capital’s claim to claims of other creditors, even though Alcentra Capital may have structured its investment as senior secured debt. The likelihood of such a re-characterization would depend on the facts and circumstances, including the extent to which Alcentra Capital provided managerial assistance to that portfolio company.

Changes to United States tariff and import/export regulations may have a negative effect on Alcentra Capital’s portfolio companies and, in turn, harm Alcentra Capital.

There has been on-going discussion and commentary regarding potential significant changes to United States trade policies, treaties and tariffs. The current U.S. presidential administration, along with the U.S. Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to the trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict Alcentra Capital’s portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact Alcentra Capital.

Alcentra Capital’s investments in leveraged portfolio companies may be risky, and Alcentra Capital could lose all or part of its investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which Alcentra Capital invests may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that Alcentra Capital holds. Such developments may be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of Alcentra Capital’s realizing any guarantees that it may have obtained in connection with its investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Significant U.K. or European developments stemming from the U.K.’s decision to withdraw from the European Union may create significant risks for global markets and Alcentra Capital’s investments.

Negotiations for Brexit have created political and economic uncertainty, particularly in the United Kingdom and the European Union, and this uncertainty may last for years. There are many ways in which Alcentra Capital and its investments could be affected, only some of which Alcentra Capital is able to currently identify. In particular, currency volatility may mean that Alcentra Capital’s returns and the returns of Alcentra Capital’s portfolio companies will be adversely affected by market movements and may make it more difficult, or more expensive, for Alcentra Capital to implement appropriate currency hedging. Potential declines in the value of the British pound and/or the euro against other currencies, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of any of Alcentra Capital’s portfolio companies located in the United Kingdom or Europe.

Alcentra Capital may hold the loans and debt securities of leveraged companies that may, due to the significant operating volatility typical of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect that company. If the proceeding is converted to a liquidation, the value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, Alcentra Capital’s influence with respect to the class of securities or other obligations Alcentra Capital owns may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Depending on the facts and circumstances of Alcentra Capital’s investments and the extent of its involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize Alcentra Capital’s debt investments as equity investments and subordinate all or a portion of Alcentra Capital’s claim to that of other creditors. This could occur regardless of how Alcentra Capital may have structured its investment. In addition, Alcentra Capital cannot assure you that a bankruptcy court would not take actions contrary to Alcentra Capital’s interests.

The lack of liquidity in Alcentra Capital’s investments may adversely affect its business.

All of Alcentra Capital’s assets may be invested in illiquid loans and securities, and a substantial portion of Alcentra Capital’s investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for Alcentra Capital to sell such investments if the need arises. In addition, if Alcentra Capital is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the value at which it has previously recorded its investments. Also, as noted above, Alcentra Capital may be limited or prohibited in its ability to sell or otherwise exit certain positions in its portfolio as such a transaction could be considered a joint transaction prohibited by the Investment Company Act. In addition, Alcentra Capital may face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that Alcentra Capital has material non-public information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of Alcentra Capital’s portfolio investments, reducing Alcentra Capital’s NAV through increased net unrealized depreciation.

As a BDC, Alcentra Capital is required to carry its investments at fair value or, if no market value is ascertainable, at fair value as determined in good faith by the Alcentra Capital Board. As part of the valuation process, Alcentra Capital may take into account the following types of factors, if relevant, in determining the fair value of its investments: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, Alcentra Capital uses the pricing indicated by the external event to corroborate Alcentra Capital’s valuation. Alcentra Capital records decreases in the market values or fair values of its investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in Alcentra Capital’s portfolio. The effect of all of these factors on Alcentra Capital’s portfolio may reduce its NAV by increasing net unrealized depreciation in Alcentra Capital’s portfolio. Depending on market conditions, Alcentra Capital could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on Alcentra Capital’s business, financial condition, results of operations and cash flows.

Alcentra Capital is a non-diversified investment company within the meaning of the Investment Company Act, and therefore Alcentra Capital is not limited with respect to the proportion of its assets that may be invested in securities of a single issuer.

Alcentra Capital is classified as a non-diversified investment company within the meaning of the Investment Company Act, which means that Alcentra Capital is not limited by the Investment Company Act with respect to the proportion of its assets that it may invest in securities of a single issuer. Beyond the asset diversification requirements associated with Alcentra Capital’s qualification as a RIC under the Code, Alcentra Capital does not have fixed guidelines for diversification. To the extent that Alcentra Capital assumes large positions in the securities of a small number of issuers or Alcentra Capital’s investments are concentrated in relatively few industries, its NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. Alcentra Capital may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Because Alcentra Capital generally does not hold controlling equity interests in its portfolio companies, it may not be able to exercise control over its portfolio companies or to prevent decisions by management of its portfolio companies that could decrease the value of its investments.

Alcentra Capital does not generally hold controlling equity positions in the majority of the portfolio companies included in its portfolio. In addition, Alcentra Capital expects to not hold controlling equity positions in portfolio companies in which it will make future investments. As a result, Alcentra Capital is subject to the risk that a portfolio company may make business decisions with which Alcentra Capital disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to Alcentra Capital’s interests. Due to the lack of liquidity of the debt and equity investments that Alcentra Capital expects to hold in its portfolio companies, Alcentra Capital may not be able to dispose of its investments in the event Alcentra Capital disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of Alcentra Capital’s investments.

Prepayments of Alcentra Capital’s debt investments by its portfolio companies could adversely impact Alcentra Capital’s results of operations and ability to make stockholder distributions and result in a decline in the market price of shares of Alcentra Capital Common Stock.

Alcentra Capital is subject to the risk that the debt investments it makes in its portfolio companies may be repaid prior to maturity. Alcentra Capital expects that its investments will generally allow for repayment at any time subject to certain penalties. When this occurs, Alcentra Capital intends to generally reinvest these proceeds in temporary investments, pending their future investment in accordance with its investment strategy. These temporary investments will typically have substantially lower yields than the debt being prepaid, and Alcentra Capital could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, Alcentra Capital’s results of operations could be materially adversely affected if one or more of its portfolio companies elects to prepay amounts owed to Alcentra Capital. Additionally, prepayments could negatively impact Alcentra Capital’s ability to make, or the amount of, principal and interest payments on the Alcentra Capital InterNotes, which could result in a decline in the market price of Alcentra Capital’s securities.

Alcentra Capital’s portfolio companies may incur debt that ranks equally with, or senior to, Alcentra Capital’s investments in such companies.

Alcentra Capital has historically invested and may continue to invest in second lien and subordinated loans issued by its portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the loans in which Alcentra Capital invests. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which Alcentra Capital is entitled to receive payments in respect of the loans in which Alcentra Capital invests. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying Alcentra Capital’s investments in the event of and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to Alcentra Capital’s investment in that portfolio company would typically be entitled to receive payment in full before Alcentra Capital receives any distribution in respect of its investment. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to Alcentra Capital. In the case of debt ranking equally with loans in which Alcentra Capital invests, Alcentra Capital would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that Alcentra Capital may make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before Alcentra Capital. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then Alcentra Capital, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

Alcentra Capital may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before Alcentra Capital. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy Alcentra Capital’s unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then Alcentra Capital’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights Alcentra Capital may have with respect to the collateral securing the loans Alcentra Capital makes to its portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that Alcentra Capital enters into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents.

Alcentra Capital may not have the ability to control or direct such actions, even if its rights are adversely affected.

If Alcentra Capital makes second lien and subordinated debt investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to Alcentra Capital.

Alcentra Capital may make second lien and subordinated debt investments that rank below other obligations of the obligor in right of payment. Second lien and subordinated debt investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If Alcentra Capital makes a second lien or subordinated debt investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of Alcentra Capital’s investments may result in contingent liabilities.

Alcentra Capital currently expects that substantially all of its investments will continue to involve loans and private securities. In connection with the disposition of an investment in loans and private securities, Alcentra Capital may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. Alcentra Capital may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that Alcentra Capital must satisfy through its return of distributions previously made to Alcentra Capital.

Alcentra Capital may not realize gains from its equity investments.

When Alcentra Capital invests in loans and debt securities, it may acquire warrants or other equity securities of portfolio companies as well. Alcentra Capital may also invest in equity securities directly. To the extent Alcentra Capital holds equity investments, it will attempt to dispose of them and realize gains upon its disposition of them. However, the equity interests Alcentra Capital receives may not appreciate in value and may decline in value. As a result, Alcentra Capital may not be able to realize gains from its equity interests, and any gains that Alcentra Capital does realize on the disposition of any equity interests may not be sufficient to offset any other losses Alcentra Capital experiences.

Alcentra Capital’s investments in non-U.S. companies may involve significant risks in addition to the risks inherent in U.S. investments.

Alcentra Capital’s investment strategy contemplates potential investments in securities of non-U.S. companies to the extent permissible under the Investment Company Act. Investing in non-U.S. companies may expose Alcentra Capital to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of non-U.S. taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Alcentra Capital’s investments that are denominated in a non-U.S. currency will be subject to the risk that the value of a particular currency will change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. Alcentra Capital may employ hedging techniques to minimize these risks, but Alcentra Capital cannot assure you that such strategies will be effective or without risk to Alcentra Capital.

Alcentra Capital may expose itself to risks if it engages in hedging transactions.

If Alcentra Capital engages in hedging transactions, it may expose itself to risks associated with such transactions. Such hedging may utilize instruments such as forward contract currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of Alcentra Capital’s portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk.

Hedging against a decline in the values of Alcentra Capital’s portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that Alcentra Capital is not able to enter into a hedging transaction at an acceptable price.

The success of any hedging transactions Alcentra Capital may enter into will depend on its ability to correctly predict movements in currencies and interest rates. Therefore, while Alcentra Capital may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if Alcentra Capital had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, Alcentra Capital may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent Alcentra Capital from achieving the intended hedge and expose it to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Alcentra Capital’s ability to engage in hedging transactions may also be adversely affected by rules adopted by the Commodity Futures Trading Commission (the “CFTC”).

The effect of global climate change may impact the operations of Alcentra Capital’s portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of Alcentra Capital’s portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of Alcentra Capital’s portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of Alcentra Capital’s portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Energy companies could also be affected by the potential for lawsuits against or taxes or other regulatory costs imposed on greenhouse gas emitters, based on links drawn between greenhouse gas emissions and climate change.

Changes in laws or regulations governing Alcentra Capital’s operations or the operations of its portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations and any failure by Alcentra Capital or its portfolio companies to comply with these laws or regulations, could require changes to certain business practices of Alcentra Capital or its portfolio companies, negatively impact the operations, cash flows or financial condition of Alcentra Capital or its portfolio companies, impose additional costs on Alcentra Capital or its portfolio companies or otherwise adversely affect Alcentra Capital’s business or the business of its portfolio companies.

Alcentra Capital and its portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by Alcentra Capital or its portfolio companies to comply with these laws or regulations, could require changes to certain business practices of Alcentra Capital or its portfolio companies, negatively impact the operations, cash flows or financial condition of Alcentra Capital or its portfolio companies, impose additional costs on Alcentra Capital or its portfolio companies or otherwise adversely affect Alcentra Capital’s business or the business of its portfolio companies.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact Alcentra Capital’s operations, cash flows or financial condition, impose additional costs on Alcentra Capital, intensify the regulatory supervision of Alcentra Capital or otherwise adversely affect its business, financial condition and results of operations.

Additionally, changes to the laws and regulations governing Alcentra Capital’s operations related to permitted investments may cause Alcentra Capital to alter its investment strategy in order to avail itself of new or different opportunities. Such changes could result in material differences to the strategies and plan and may shift Alcentra Capital’s investment focus from the areas of expertise of Alcentra NY to other types of investments in which Alcentra NY may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on Alcentra Capital’s results of operations and the value of your investment.

Alcentra Capital’s portfolio companies in the healthcare and pharmaceutical services industry sector are subject to extensive government regulation and certain other risks particular to that industry.

One of Alcentra Capital’s key industry sectors for investment is healthcare and pharmaceutical services. Alcentra Capital’s investments in portfolio companies that operate in this sector are subject to certain significant risks particular to that industry. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force Alcentra Capital’s portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices. Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry. Additionally, because of the continued uncertainty surrounding the healthcare industry under the current U.S. presidential administration, including the potential for further legal challenges or repeal of existing legislation, Alcentra Capital cannot quantify or predict with any certainty the likely impact on its portfolio companies, its business model, prospects, financial condition or results of operations. Alcentra Capital also anticipates that Congress, state legislatures, and third-party payors may continue to review and assess alternative healthcare delivery and payment systems and may in the future propose and adopt legislation or policy changes or implementations effecting additional fundamental changes in the healthcare delivery system. Alcentra Capital cannot assure you as to the ultimate content, timing, or effect of changes, nor is it possible at this time to estimate the impact of any such potential legislation on certain of Alcentra Capital’s portfolio companies, its business model, prospects, financial condition or results of operations. Any of these factors could materially adversely affect the operations of a portfolio company in this industry sector and, in turn, impair Alcentra Capital’s ability to timely collect principal and interest payments owed to it.

Alcentra Capital’s portfolio companies in the defense, homeland security and government services industry sector are subject to certain risks particular to that industry.

One of Alcentra Capital’s key industry sectors for investment is defense, homeland security and government services. Investments in this sector are subject to certain significant risks particular to that industry. These businesses depend upon continued U.S. government expenditures on defense, homeland security and other services. These expenditures have not remained constant over time, have been reduced in certain periods and, recently, have been affected by the U.S. government’s efforts to improve efficiency and reduce costs affecting federal government programs generally. These expenditures are also subject to budgetary constraints affecting U.S. government spending generally or specific agencies in particular. Furthermore, these businesses are generally subject to changes in the political climate and general economic conditions, including a slowdown of the economy or unstable economic conditions and responses to conditions, such as emergency spending, that reduce funds available for other government priorities.

Portfolio companies operating in the defense, homeland security and government services industry sector may be required to comply with laws and regulations relating to the formation, administration, and performance of U.S. government contracts. Such laws and regulations may potentially impose added costs on these businesses and may subject them to civil or criminal penalties, termination of U.S. government contracts, and/or suspension or debarment from contracting with federal agencies, in the event they fail to comply. Further, these portfolio companies may derive significant amounts of their revenue from contracts awarded through a competitive bidding process. Their revenue may be adversely affected if they are unable to compete effectively in the process or there are delays caused by their competitors protecting contract awards.

Any of these factors could materially adversely affect the operations of a portfolio company in this industry sector and, in turn, impair Alcentra Capital’s ability to timely collect principal and interest payments owed to it.

Alcentra Capital’s failure to make follow-on investments in its portfolio companies could impair the value of its portfolio.

Following an initial investment in a portfolio company, Alcentra Capital may make additional investments in that portfolio company as “follow-on” investments, in seeking to: increase or maintain in whole or in part Alcentra Capital’s position as a creditor or equity ownership percentage in a portfolio company; exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or preserve or enhance the value of Alcentra Capital’s investment.

Alcentra Capital has discretion to make follow-on investments, subject to the availability of capital resources. Failure on Alcentra Capital’s part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and Alcentra Capital’s initial investment, or may result in a missed opportunity for Alcentra Capital to increase its participation in a successful operation. Even if Alcentra Capital has sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase its level of risk, because Alcentra Capital prefers other opportunities or because it is inhibited by compliance with BDC requirements of the Investment Company Act or the desire to maintain its qualification as a RIC.

Risks Relating to the Transactions

There is currently no market for Crescent Capital BDC Common Stock or Crescent Capital Maryland BDC Common Stock, and there can be no certainty as to trading prices of the Crescent Capital Maryland BDC Common Stock following consummation of the Mergers.

There is currently no market for the Crescent Capital BDC Common Stock or Crescent Capital Maryland BDC Common Stock, and there can be no assurance that an active trading market for Crescent Capital Maryland BDC Common Stock will develop or be sustained following the Mergers. Factors such as government regulatory action, tax laws, interest rates and market conditions in general could have significant impact on the future market price of the Crescent Capital Maryland BDC Common Stock and there can be no assurance as to whether the market value of the shares of Crescent Capital Maryland BDC Common Stock received by Alcentra Capital stockholders in the Merger will be less than, equal to or greater than the market value of shares of Alcentra Capital Common Stock held by such stockholders prior to the consummation of the Merger. In addition, the trading volume of the Crescent Capital Maryland BDC Common Stock may be limited, which could also have a significant effect on its future market price.

If a market for the Crescent Capital Maryland BDC Common Stock does not develop or is not sustained, it may be difficult for you to sell your shares of Crescent Capital Maryland BDC Common Stock at an attractive price or at all. The Merger Consideration relative to the market price of Alcentra Capital Common Stock may not be indicative of the market price of the Crescent Capital Maryland BDC Common Stock following consummation of the Transactions. In the absence of an active trading market for the Crescent Capital Maryland BDC Common Stock, investors may not be able to sell their shares at the price or time that they would like to sell. It is impossible to predict with certainty the price at which the Crescent Capital Maryland BDC Common Stock will trade following consummation of the Transactions. It is possible that in one or more future periods the combined company’s results of operations may be below the expectations of public market analysts and investors and, as a result of these and other factors, the price of the Crescent Capital Maryland BDC Common Stock may fall.

The Exchange Ratio will not be adjusted for changes in the price of Alcentra Capital Common Stock, and because there is no trading market for the Crescent Capital Maryland BDC Common Stock and because the NAV of Crescent Capital BDC may change, Alcentra Capital stockholders cannot be sure of the value of the stock portion of the consideration they will receive.

The Exchange Ratio of 0.4041 shares of Crescent Capital Maryland BDC Common Stock for each share of Alcentra Capital Common Stock was fixed on August 12, 2019, the date of the signing of the Merger Agreement, and is not subject to adjustment based on changes in the trading price of Alcentra Capital Common Stock or fluctuations in the NAV of Crescent Capital Maryland BDC before the Effective Time.

As discussed above under “—There is currently no market for Crescent Capital BDC Common Stock or Crescent Capital Maryland BDC Common Stock, and there can be no certainty as to trading prices of the Crescent Capital Maryland BDC Common Stock following consummation of the Mergers,” there is currently no trading market for the Crescent Capital Maryland BDC Common Stock and there can be no assurance as to the market prices of Crescent Capital Maryland BDC Common Stock following the Effective Time.

Accordingly, at the time of the Alcentra Capital Special Meeting, Alcentra Capital stockholders will not know or be able to calculate the market value of the stock portion of the Merger Consideration they would receive upon the completion of the Transactions. Neither Alcentra Capital nor Crescent Capital BDC is permitted to terminate the Merger Agreement or re-solicit the vote of Alcentra Capital’s or Crescent Capital BDC’s stockholders solely because of changes in the market price of Alcentra Capital Common Stock or changes in the NAV of either company. There will be no adjustment to the calculation of the Merger Consideration for changes in the market price of Alcentra Capital Common Stock.

The value of the stock portion of the Merger Consideration that Alcentra Capital stockholders will receive at the Effective Time, and of the Crescent Capital Maryland BDC Common Stock that Crescent Capital BDC stockholders will hold following the Reincorporation may be affected, either positively or negatively, by the trading performance of Crescent Capital Maryland BDC Common Stock following the Mergers.

There is currently no public trading market for Crescent Capital BDC Common Stock or Crescent Capital Maryland BDC Common Stock and there is no way to predict with certainty how the shares of Crescent Capital Maryland BDC Common Stock, including the shares of Crescent Capital Maryland BDC Common Stock to be issued in the First Merger and the Reincorporation, will trade following consummation of the Mergers. Any change in the trading price of Crescent Capital Maryland BDC Common Stock following completion of the Mergers will affect the value (either positively or negatively) of the stock portion of the Merger Consideration or the value of the Crescent Capital Maryland BDC Common Stock a Crescent Capital BDC stockholder owns after completion of the Reincorporation. Stock price changes may result from a variety of factors, including, among other things:

•	changes in the business, operations or prospects of the combined company;

•	the financial condition of current or prospective portfolio companies of the combined company;

•	interest rates or general market or economic conditions;

•	supply and demand for the Crescent Capital Maryland BDC Common Stock following completion of the Mergers; and

•	market perception of the future profitability of the combined company.

These factors are generally beyond the control of Alcentra Capital, Crescent Capital BDC and Crescent Capital Maryland BDC prior to completion of the Mergers, and following completion of the Mergers, beyond the control of the combined company. As noted above, there is currently no public trading market for Crescent Capital BDC Common Stock or Crescent Capital Maryland BDC Common Stock, and there is no way to predict with certainty how the Crescent Capital Maryland BDC Common Stock will trade following completion of the Mergers. During the 12-month period ended September 30, 2019, the NAV per share of Crescent Capital BDC Common Stock varied from a low of $19.43 to a high of $19.97, the NAV per share of Alcentra Capital Common Stock varied from a low of $10.98 to a high of $11.17 and the closing price per share of Alcentra Capital Common Stock varied from a low of $5.63 to a high of $9.24. However, the historical NAV per share of Crescent Capital BDC Common Stock, and the historic trading prices of Alcentra Capital Common Stock, are not necessarily indicative of future performance of Crescent Capital Maryland BDC Common Stock following the Mergers.

Shares of closed-end investment companies such as Crescent Capital BDC and Alcentra Capital frequently trade at a discount from NAV. For example, as of September 30, 2019, the NAV per share of Alcentra Capital Common Stock was $10.98, but its closing price was $8.89. Similarly, Crescent Capital Maryland BDC Common Stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that the NAV per share of Crescent Capital Maryland BDC Common Stock may decline. BDCs as an industry, including Alcentra Capital, have been trading below NAV as a result of recent stock market volatility. During any period when Crescent Capital Maryland BDC Common Stock trades below its NAV, Crescent Capital Maryland BDC will generally not be able to sell additional shares of its common stock to the public at its market price without, among other things, the requisite stockholder approval and approval of Crescent Capital Maryland BDC’s independent directors.

The market price of Crescent Capital Maryland BDC Capital Common Stock may fluctuate significantly following the Listing.

The market price and liquidity of the market for shares of Crescent Capital Maryland BDC Common Stock following the Listing may be significantly affected by numerous factors, some of which will beyond the control of the combined company and may not be directly related to the combined company’s operating performance. These factors include:

•

significant volatility in the market price and trading volume of securities of publicly traded RICs, BDCs or other companies in the combined company’s sector, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	the inclusion or exclusion of Crescent Capital Maryland BDC Common Stock from certain indices;

•	changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of the combined company’s portfolio of investments;

•	announcements with respect to significant transactions;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of key personnel of the combined company or Crescent Cap Advisors;

•	operating performance of companies comparable to the combined company;

•	short-selling pressure with respect to shares of Crescent Capital Maryland BDC Common Stock or BDCs generally;

•	general economic trends and other external factors; and

•	loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Because of the potential volatility in the price of the Crescent Capital Maryland BDC Common Stock, the combined company may become the target of securities litigation in the future. If the combined company were to become involved in securities litigation, it could result in substantial costs, divert management’s attention and resources from the business and adversely affect the business.

Sales of shares of Crescent Capital Maryland BDC Common Stock after the completion of the Transactions may cause the market price of Crescent Capital Maryland BDC Common Stock to fall.

Based on the number of outstanding shares of Alcentra Capital Common Stock as of December 6, 2019, Crescent Capital Maryland BDC would issue approximately 5.2 million shares of Crescent Capital Maryland BDC Common Stock pursuant to the Merger Agreement to Alcentra Capital stockholders. Many Alcentra Capital stockholders may decide not to hold the shares of Crescent Capital Maryland BDC Common Stock they will receive pursuant to the Merger Agreement. Such sales of Crescent Capital Maryland BDC Common Stock could have the effect of depressing the market price for Crescent Capital Maryland BDC Common Stock and may take place promptly following the completion of the Transactions.

In addition, as of December 6, 2019, there were an approximately 20.9 million shares of Crescent Capital BDC Common Stock issued and outstanding. As described below under “—The Crescent Capital BDC Maryland Charter will impose certain restrictions on transfer of the Crescent Capital Maryland BDC Common Stock currently held by Crescent Capital Maryland BDC stockholders in addition to those otherwise imposed applicable law or by contract,” following the Reincorporation, the shares of Crescent Capital Maryland BDC Common Stock issued to holders of such shares pursuant to the Reincorporation Merger will be subject to transfer restrictions in the Crescent Capital BDC Maryland Charter for a period ending 365 days following the Listing of the Crescent Capital Maryland BDC Common Stock on a national securities exchange, the effect of which will be that 1/3 of such shares will not be transferable until 180 days following the Listing, another 1/3 will not be transferable until 270 days following the Listing, and the remaining 1/3 will not be transferable until 365 days following the Listing without prior written consent of the Crescent Capital Maryland BDC Board, with all such transfers remaining subject to applicable securities laws (including applicable volume restrictions with respect to affiliate sales).

Sales of a substantial number of shares of Crescent Capital Maryland BDC Common Stock held by current Crescent Capital Maryland BDC stockholders in the public market could occur at any time after the expiration of such periods of transfer restrictions under the Crescent Capital BDC Maryland Charter. These sales, or the market perception that the holders of a large number of shares intend to sell shares, could reduce the market price of the Crescent Capital Maryland BDC Common Stock.

Crescent Capital Maryland BDC’s stockholders will experience dilution in their ownership percentage if they opt out of Crescent Capital Maryland BDC’s DRIP.

Crescent Capital Maryland BDC is expected to adopt a DRIP, pursuant to which it will reinvest all cash distributions authorized by the Crescent Capital Maryland BDC Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Crescent Capital Maryland BDC Board authorizes and Crescent Capital Maryland BDC declares a cash distribution, then Crescent Capital Maryland BDC’s stockholders who have not opted out of the DRIP will have their cash distributions automatically reinvested in additional Crescent Capital Maryland BDC Common Stock, rather than receiving the cash distribution. See “Crescent Capital Maryland BDC Dividend Reinvestment Plan” for a description of the DRIP. Following the Listing, the number of shares to be issued to a plan participant will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of Crescent Capital Maryland BDC Common Stock at the close of regular trading on NASDAQ on the date of such distribution. The market price per share of Crescent Capital Maryland BDC Common Stock on a particular date will be the closing price for such shares on NASDAQ on such date, or, if no sale is reported for such date, at the average of their reported bid and asked prices. However, if the market price per share exceeds the most recently computed net asset value per share, Crescent Capital Maryland BDC will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeds the most recently computed net asset value per share). Accordingly, participants in the DRIP may receive a greater number shares of Crescent Capital Maryland BDC Common Stock than the number of shares associated with the market price of the Crescent Capital Maryland BDC Common Stock, resulting in dilution for other stockholders. Stockholders that opt out of the DRIP will experience dilution in their ownership percentage of the Crescent Capital Maryland BDC Common Stock over time.

Crescent Capital BDC and Alcentra Capital may fail to consummate the Mergers. If the Mergers do not close, Crescent Capital BDC and Alcentra Capital will not benefit from the expenses incurred in their pursuit.

While there can be no assurances as to the exact timing, or that the Mergers will be completed at all, Crescent Capital BDC and Alcentra Capital are working to complete the Mergers in the first quarter of 2020. The consummation of the Mergers is subject to certain conditions, including, among others, Alcentra Capital’s stockholder approval, Crescent Capital BDC’s stockholder approval, required regulatory approvals (including expiration of the waiting period under the HSR Act (as to which early termination was granted on September 10, 2019)), and other customary closing conditions. Crescent Capital BDC and Alcentra Capital intend to consummate the Mergers as soon as possible; however, there can be no assurance that the conditions required to consummate the Mergers will be satisfied or waived on the anticipated schedule, or at all. If the Mergers are not completed, Crescent Capital BDC and Alcentra Capital will have incurred substantial expenses for which no ultimate benefit will have been received.

Consummation of the Transactions will cause immediate dilution to Crescent Capital BDC stockholders’ and Alcentra Capital’s stockholders’ voting interests and may cause immediate dilution to the NAV per share of the combined company’s common stock.

Upon consummation of the Mergers, each share of Alcentra Capital Common Stock issued and outstanding immediately prior to the Effective Time of the Mergers will be converted into and become exchangeable for 0.4041 shares of Crescent Capital Maryland BDC Common Stock (in addition to the approximately $3.1784 per share Alcentra Capital stockholders will receive in cash), subject to the payment of cash instead of fractional shares. If the Mergers are consummated, current Crescent Capital BDC stockholders will own approximately

80% of the combined company’s outstanding common stock and Alcentra Capital stockholders will own approximately 20% of the combined company’s outstanding common stock based on the number of shares of Crescent Capital BDC Common Stock and Alcentra Capital Common Stock outstanding on December 6, 2019. Consequently, Crescent Capital BDC’s stockholders should expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over Crescent Capital BDC’s management and policies. Similarly, Alcentra Capital’s stockholders should expect to exercise less influence over the management and policies of the combined company following the completion of the Transactions than they currently exercise over the management and policies of Alcentra Capital.

The Exchange Ratio of 0.4041 of a share of Crescent Capital Maryland BDC Common Stock for each share of Alcentra Capital Common Stock was fixed on August 12, 2019, the date of the signing of the Merger Agreement, and is not subject to adjustment based on changes in the trading price of Alcentra Capital Common Stock before the closing of the Mergers. Any change in the NAV of Crescent Capital BDC Common Stock prior to completion of the Transactions will affect the value of the Merger Consideration that Alcentra Capital stockholders will receive upon completion of the Mergers. It is possible that the conversion of Alcentra Capital Common Stock into Crescent Capital Maryland BDC Common Stock may result in the issuance of Crescent Capital Maryland BDC Common Stock at a price below NAV per share at the time of such conversion, which would result in dilution to the NAV per share of Crescent Capital Maryland BDC Common Stock. Assuming the Mergers had been completed on September 30, 2019, based on the financial information of Crescent Capital BDC and Alcentra Capital as of September 30, 2019 as set forth in the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Statements,” the shares of Crescent Capital Maryland BDC Common Stock to be issued pursuant to the Merger Agreement would have been issued at a price of approximately $19.21 per share, which compares to Crescent Capital BDC’s NAV per share of $19.48 as of September 30, 2019, reflecting the impact of certain transaction expenses.

Crescent Capital Maryland BDC and Alcentra Capital cannot assure you that the Transactions will be consummated as scheduled, or at all.

The combined company may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

The realization of certain benefits anticipated as a result of the Mergers will depend in part on the integration of Alcentra Capital’s investment portfolio with Crescent Capital BDC’s investment portfolio and the integration of Alcentra Capital’s business with Crescent Capital BDC’s business. There can be no assurance that Alcentra Capital’s and Crescent Capital BDC’s businesses can be operated profitably or integrated successfully into Crescent Capital BDC’s operations in a timely fashion, or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of Crescent Capital BDC and Alcentra Capital, and following the Mergers, of Crescent Capital Maryland BDC, and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including, but not limited to, incurring unexpected costs or delays in connection with such integration and failure of Alcentra Capital’s investment portfolio to perform as expected, could have a material adverse effect on financial results of the combined company.

Crescent Capital BDC also expects to achieve certain cost savings and synergies from the Mergers when the two companies have fully integrated their portfolios. It is possible that Crescent Capital BDC’s estimates of the potential cost savings and synergies could turn out to be incorrect. As is shown in more detail in “Comparative Fees and Expenses,” based on the assumptions described in that section (and without giving effect to such synergies and cost savings), following the completion of the Transactions, annual expenses as a percentage of consolidated net assets attributable to common stock is estimated to increase for Crescent Capital BDC stockholders on a pro forma combined basis. If the estimates turn out to be incorrect or the combined company cannot integrate their investment portfolios and businesses, the anticipated cost savings and synergies may not be fully realized, or realized at all, or may take longer to realize than expected.

The Mergers may trigger certain “change of control” provisions and other restrictions in certain of Crescent Capital BDC’s and Alcentra Capital’s contracts and the failure to obtain any required consents or waivers could adversely impact the combined company.

Certain agreements of Alcentra Capital and Crescent Capital BDC or their controlled affiliates will or may require the consent of one or more counterparties in connection with the Mergers. The failure to obtain any such consent may permit such counter-parties to terminate, or otherwise increase their rights or Crescent Capital BDC’s or Alcentra Capital’s obligations under, any such agreement because the Mergers may violate an anti-assignment, change of control or similar provision. If this happens, Crescent Capital BDC or Alcentra Capital may have to seek to replace that agreement with a new agreement or seek a waiver or amendment to such agreement. Crescent Capital BDC and Alcentra Capital cannot assure you that Crescent Capital BDC or Alcentra Capital will be able to replace, amend or obtain a waiver under any such agreement on comparable terms or at all.

If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the Mergers, including preventing Crescent Capital Maryland BDC from operating a material part of Alcentra Capital’s business.

In addition, the consummation of the Mergers may violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under Crescent Capital BDC’s or Alcentra Capital’s agreements. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Mergers.

The opinions obtained by Crescent Capital BDC and Alcentra Capital from their respective financial advisors will not reflect changes in circumstances between signing the Merger Agreement and completion of the Transactions.

Neither Crescent Capital BDC nor Alcentra Capital has obtained an updated opinion as of the date of this joint proxy statement/prospectus from their respective financial advisors and neither anticipates obtaining an updated opinion prior to the Effective Time. Changes in the operations and prospects of Crescent Capital BDC or Alcentra Capital, general market and economic conditions and other factors that may be beyond the control of Crescent Capital BDC or Alcentra Capital, and on which their respective financial advisors’ opinions were based, may significantly alter the value of Alcentra Capital or the prices of shares of Crescent Capital Maryland BDC Common Stock or Alcentra Capital Common Stock by the time the Transactions are completed. The opinions do not speak as of the time the Transactions will be completed or as of any date other than the date of such opinions. Because neither Crescent Capital BDC nor Alcentra Capital currently anticipates asking their respective financial advisors to update their opinions, the opinions will not address the fairness of the Crescent Capital BDC Consideration or the Merger Consideration, respectively, from a financial point of view at the time the Transactions are completed. The recommendations of the Crescent Capital BDC Board and the Alcentra Capital Board that their respective stockholders vote “FOR” the approval of the matters described in this joint proxy statement/prospectus are made as of the date of this joint proxy statement/prospectus. For a description of the opinion that Alcentra Capital received from its financial advisor, see “Description of the Transactions—Opinion of the Financial Advisor to the Independent Director Committee of the Alcentra Capital Board.” For a description of the opinion that Crescent Capital BDC received from its financial advisor, see “Description of the Transactions—Opinion of the Financial Advisor to the Crescent Capital BDC Board.”

Termination of the Merger Agreement could negatively impact Alcentra Capital and Crescent Capital BDC.

If the Merger Agreement is terminated, there may be various consequences, including:

•

Alcentra Capital’s and Crescent Capital BDC’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Transactions, without realizing any of the anticipated benefits of completing the Transactions;

•

in the case of Alcentra Capital, the market price of its common stock might decline to the extent that the market price prior to termination reflects a market assumption that the Transactions will be completed;

•	in the case of Alcentra Capital, it may not be able to find a party willing to pay an equivalent or more attractive price than the price Crescent Capital BDC has agreed to pay in the Transactions;

•

in the case of Crescent Capital BDC, it may have difficulty pursuing an initial public offering or other strategic transaction and/or the price it may obtain in any such offering or transaction may be adversely affected; and

•

the payment of any termination fee or reimbursement of the counterparties’ fees and expenses, if required under the circumstances, could adversely affect the financial condition and liquidity of Alcentra Capital or Crescent Capital BDC.

Under certain circumstances, Alcentra Capital may be obligated to pay Crescent Capital BDC a termination fee upon termination of the Merger Agreement.

No assurance can be given that the Transactions will be completed. The Merger Agreement provides for the payment by Alcentra Capital to Crescent Capital BDC of a termination fee of approximately $4.2 million if the Merger Agreement is terminated by Alcentra Capital or Crescent Capital BDC under certain circumstances. See “Description of the Merger Agreement—Termination of the Merger Agreement” for a discussion of the circumstances that could result in the payment of a termination fee.

The Merger Agreement limits Alcentra Capital’s ability to pursue alternatives to the Transactions; however, in specified circumstances, Alcentra Capital may terminate the Merger Agreement to accept a superior proposal.

Under the Merger Agreement, Alcentra Capital has agreed not to (1) take certain actions to solicit proposals relating to alternative transactions or (2) subject to certain exceptions, including the receipt of a “Superior Proposal” (as such term is defined herein under the heading “Description of the Merger Agreement—Additional Covenants—No Solicitation”), enter into discussions or an agreement concerning, or provide confidential information in connection with, any proposals for alternative transactions. However, in specified circumstances, Alcentra Capital may terminate the Merger Agreement and enter into an agreement with a third party who makes a Superior Proposal, subject to certain procedural requirements and the payment to Crescent Capital BDC of a termination fee of approximately $4.2 million.

These provisions, which are typical for transactions of this type, might discourage a potential competing acquiror that might have an interest in acquiring all or a significant part of Alcentra Capital from considering or proposing such an acquisition even if such potential competing acquiror were prepared to pay consideration with a higher per share market price than the price per share market price to be paid by Crescent Capital BDC pursuant to the Merger Agreement or might result in a potential competing acquiror proposing to pay a lower per share price to acquire Alcentra Capital than it might otherwise have proposed to pay.

The Transactions are subject to closing conditions, including certain stockholder approvals, that, if not satisfied or waived, will result in the Transactions not being completed, which may result in material adverse consequences to Alcentra Capital’s business and operations.

The Transactions are subject to closing conditions, including certain approvals of Alcentra Capital’s and Crescent Capital BDC’s respective stockholders that, if not satisfied, will prevent the Transactions from being completed. The closing condition that Alcentra Capital stockholders approve the First Merger may not be waived under applicable law and must be satisfied for the Transactions to be completed. Alcentra Capital currently expects that all directors and executive officers of Alcentra Capital will vote their shares of Alcentra Capital Common Stock in favor of the proposals presented at the Alcentra Capital Special Meeting required to complete the Transactions. If Alcentra Capital stockholders do not approve the First Merger and the Transactions are not completed, the resulting failure of the Transactions could have a material adverse impact on Alcentra Capital’s and Crescent Capital BDC’s respective businesses and operations. The closing condition that Crescent Capital BDC’s stockholders approve the Reincorporation, the Proposed Crescent Capital BDC Investment Advisory Agreement and the issuance of the shares of Crescent Capital Maryland BDC Common Stock to be issued pursuant to the Merger Agreement, at a price below its then-current NAV per share, if applicable, must be satisfied or waived for the Transactions to be completed. Crescent Capital BDC currently expects that all directors and executive officers of Crescent Capital BDC will vote their shares of Crescent Capital BDC Common Stock in favor of the proposals presented at the Crescent Capital BDC Special Meeting required to complete the Transactions.

In addition to the required approvals of Alcentra Capital’s and Crescent Capital BDC’s stockholders, the Transactions are subject to a number of other conditions beyond Alcentra Capital’s and Crescent Capital BDC’s control that may prevent, delay or otherwise materially adversely affect its completion. Neither Alcentra Capital nor Crescent Capital BDC can predict with certainty whether and when these other conditions will be satisfied.

Alcentra Capital and Crescent Capital BDC may waive one or more conditions to the Transactions without resoliciting stockholder approval.

Certain conditions to Alcentra Capital’s and Crescent Capital BDC’s obligations to complete the Transactions may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of Alcentra Capital and Crescent Capital BDC. In the event that any such waiver does not require resolicitation of stockholders, the parties to the Merger Agreement will have the discretion to complete the Transactions without seeking further stockholder approval. The conditions requiring the approval of Alcentra Capital’s and Crescent Capital BDC’s stockholders, however, cannot be waived.

Certain persons related to Alcentra Capital have interests in the Transactions that differ from the interests of Alcentra Capital stockholders.

Alcentra Capital’s directors and executive officers have certain interests in the Transactions that are different from, or in addition to, the interests of Alcentra Capital stockholders. The members of the Alcentra Capital Board and the Independent Director Committee were aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Transactions and in recommending to Alcentra Capital’s stockholders that the First Merger be approved. These interests are described in more detail in the section of this joint proxy statement/prospectus entitled “Description of the Transactions—Interests of Certain Persons Related to Alcentra Capital in the Transactions.”

Alcentra Capital will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

Uncertainty about the effect of the Mergers may have an adverse effect on Alcentra Capital and, consequently, on the combined company following completion of the Mergers. These uncertainties may cause those that deal with Alcentra Capital to seek to change their existing business relationships with Alcentra. In addition, the Mergers agreement restricts Alcentra from taking actions that it might otherwise consider to be in their best interests. These restrictions may prevent Alcentra Capital from pursuing certain business opportunities that may arise prior to the completion of the Mergers. Please see the section entitled “Description of the Merger Agreement—Conduct of Business Pending Completion of the Mergers” for a description of the restrictive covenants to which Alcentra Capital is subject.

Crescent Capital Maryland BDC expects to apply to list shares of Crescent Capital Maryland BDC Common Stock on NASDAQ, with such listing to be effective at the Effective Time. After such listing, shares of Crescent Capital Maryland BDC Common Stock may trade at a discount from NAV, which could limit Crescent Capital Maryland BDC’s ability to raise additional equity capital.

Crescent Capital Maryland BDC expects to apply to list shares of Crescent Capital Maryland BDC Common Stock on NASDAQ. After such listing, shares of Crescent Capital Maryland BDC Common Stock may trade at a discount from NAV, which could limit Crescent Capital Maryland BDC’s ability to raise additional equity capital. There has been no public market for Crescent Capital BDC Common Stock or Crescent Capital Maryland BDC Common Stock, and there can be no assurance that the market price of the combined company will not decline following the closing of the Mergers. Crescent Capital BDC cannot assure you that a trading market will develop for Crescent Capital Maryland BDC Common Stock after the Mergers or, if one develops, that such trading market can be sustained. In addition, Crescent Capital BDC cannot predict the prices at which Crescent Capital Maryland BDC Common Stock will trade, whether at, above or below NAV. As noted above, shares of closed-end investment companies, including BDCs, frequently trade at a discount from NAV, and Crescent Capital Maryland BDC Common Stock may also be discounted in the market, and if so discounted, sales of Crescent Capital Maryland BDC Common Stock will require the approval of stockholders and the combined company’s independent directors.

The shares of Crescent Capital Maryland BDC Common Stock to be received by Alcentra Capital stockholders as a result of the Transactions and by the current Crescent Capital BDC stockholders pursuant to the Reincorporation will have different rights associated with them than the shares of Alcentra Capital Common Stock or current Crescent Capital BDC Common Stock, as the case may be, currently held by them.

Upon completion of the Transactions, the rights of Alcentra Capital stockholders and, upon completion of the reincorporation, the rights of current Crescent Capital BDC stockholders will be governed by the Crescent Capital BDC Maryland Charter, the Crescent Capital BDC Maryland Bylaws and applicable Maryland law. While there will be substantial similarities between their rights after completion of the transactions and their rights as Alcentra Capital or current Crescent Capital BDC stockholders prior to the Transactions or the Reincorporation, as the case may be, various differences are noted in “Comparison of Stockholder Rights.”

Provisions of the Maryland General Corporation Law and of the Crescent Capital BDC Maryland Charter and the Crescent Capital BDC Maryland Bylaws could deter takeover attempts and have an adverse effect on the price of the Crescent Capital Maryland BDC Common Stock.

Upon completion of the Reincorporation, certain provisions of the MGCL may discourage, delay or make more difficult a change in control of Crescent Capital Maryland BDC, including (i) the Maryland Business Combination Act (the “Business Combination Act”), which, subject to any applicable requirements of the Investment Company Act and certain other limitations, will prohibit certain business combinations between Crescent Capital Maryland BDC and an “interested stockholder” (defined generally as any person who beneficially owns, directly or indirectly, 10% or more of the voting power of Crescent Capital Maryland BDC’s outstanding shares of voting stock or an affiliate or associate of Crescent Capital Maryland BDC who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of Crescent Capital Maryland BDC’s then outstanding shares of stock) or an affiliate thereof for five years after the most recent date on which the stockholder becomes an interested stockholder, and thereafter will impose special appraisal rights and supermajority voting requirements on these combinations and (ii) the Maryland Control Share Acquisition Act (the “Control Share Acquisition Act”), which, subject to any applicable requirements of the Investment Company Act, will provide that “control shares” of Crescent Capital Maryland BDC (defined as shares which, when aggregated with other shares controlled by the stockholder (except solely by virtue of a revocable proxy), entitle the stockholder to exercise one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of issued and outstanding “control shares”) have no voting rights except to the extent approved by Crescent Capital Maryland BDC’s stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares. Upon completion of the Reincorporation, the Crescent Capital Maryland BDC Board will adopt a resolution exempting from the Business Combination Act any business combination between Crescent Capital Maryland BDC and any other person, provided that the business combination is first approved by the Crescent Capital Maryland BDC Board, including a majority of the independent directors, and the Crescent Capital BDC Maryland Bylaws will exempt from the Control Share Acquisition Act acquisitions of Crescent Capital Maryland BDC stock by any person. However, if the resolution exempting business combinations is repealed or the Crescent Capital Maryland BDC Board or independent directors do not approve a business combination or Crescent Capital Maryland BDC amends the Crescent Capital Maryland BDC Maryland Bylaws to repeal the exemption from the Control Share Acquisition Act, subject to any applicable requirements of the Investment Company Act, the Business Combination Act or Control Share Acquisition Act, as the case may be, may discourage third parties from trying to acquire control of Crescent Capital Maryland BDC and may increase the difficulty of consummating such an offer.

Upon completion of the Reincorporation, Crescent Capital Maryland BDC will also be subject to other measures that may make it difficult for a third party to obtain control of Crescent Capital Maryland BDC, including provisions of the Crescent Capital BDC Maryland Charter that (i) classify the Crescent Capital Maryland BDC Board into three classes serving staggered three-year terms and require that any vacancies be filled by a majority of directors remaining in office, (ii) require a two-thirds vote and cause for director removal, (iii) authorize the Crescent Capital Maryland BDC Board to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into other classes or series of stock, including preferred stock, and to cause the issuance of additional shares of Crescent Capital Maryland BDC Common Stock and (iv) authorize the Crescent Capital Maryland BDC Board to amend the Crescent Capital BDC Maryland Charter, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Crescent Capital Maryland BDC has authority to issue. These provisions, as well as other provisions in the Crescent Capital BDC Maryland Charter and the Crescent Capital BDC Maryland Bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the Crescent Capital Maryland BDC stockholders.

The Crescent Capital BDC Maryland Charter will impose certain restrictions on transfer of the Crescent Capital Maryland BDC Common Stock currently held by Crescent Capital BDC stockholders in addition to those otherwise imposed by applicable law or by contract.

The Crescent Capital BDC Maryland Charter provides that during the period beginning with the Reincorporation and ending 365 days after the date of the Listing of Crescent Capital Maryland BDC Common Stock on a national securities exchange, any transfer (whether by sale, gift, merger, operation of law or otherwise), exchange, assignment, pledge, hypothecation or other disposition or encumbrance of any shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder attendant to the Reincorporation is prohibited, and therefore not effective, until 180 days after the date of the Listing for one third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation, 270 days after the date of the Listing for another one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation and 365 days after the date of the Listing for the final one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation, unless the Crescent Capital Maryland BDC Board provides prior written consent permitting an earlier effective date and the transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance is made in accordance with applicable securities and other laws. The Crescent Capital Maryland BDC Board may impose certain conditions in connection with granting its consent to an earlier effective date and any such consent shall be granted in the sole discretion of the Crescent Capital Maryland BDC Board. Any purported transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance of any shares of Crescent Capital Maryland BDC Common Stock effected on an earlier effective date in violation of the Crescent Capital BDC Maryland Charter will have no force or effect, and Crescent Capital Maryland BDC will not register or permit registration of (and will direct its transfer agent, if any, not to register or permit registration of) any such purported transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance on its books and records until the applicable effective date.

Such transfer restrictions are applicable only to shares received by Crescent Capital BDC stockholders in the Reincorporation, and not to shares of Crescent Capital Maryland BDC Common Stock issued to Alcentra Capital stockholders in the First Merger and will be in addition to any transfer restrictions applicable by law or any applicable agreements between the stockholder and Crescent Capital Maryland BDC.

Upon completion of the Reincorporation Merger, the Crescent Capital BDC Maryland Charter will designate the Circuit Court for Baltimore City, Maryland as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by Crescent Capital Maryland BDC stockholders, which could limit Crescent Capital Maryland BDC stockholders’ ability to obtain a favorable judicial forum for disputes with Crescent Capital Maryland BDC or its directors, officers or other employees.

Upon completion of the Reincorporation, the Crescent Capital BDC Maryland Charter will provide that, unless Crescent Capital Maryland BDC consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for: (i) any derivative action or proceeding brought on Crescent Capital Maryland BDC’s behalf; (ii) any Internal Corporate Claim, as such term is defined in Section 1-101(p) of the MGCL, including, without limitation, (a) any action asserting a claim of breach of any duty owed by any of Crescent Capital Maryland BDC’s directors or officers or other employees to Crescent Capital Maryland BDC or to its stockholders or (b) any action asserting a claim against Crescent Capital Maryland BDC or any of its directors or officers or other employees arising pursuant to any provision of the MGCL or the Crescent Capital BDC Maryland Charter or the Crescent Capital BDC Maryland Bylaws; or (iii) any action asserting a claim against Crescent Capital Maryland BDC or any of its directors or officers or other employees that is governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of Crescent Capital Maryland BDC Common Stock will be deemed to have notice of and to have consented and waived any objection to this exclusive forum provision of the Crescent Capital BDC Maryland Charter, as the same may be amended from time to time. The Crescent Capital BDC Maryland Charter includes this provision so that Crescent Capital Maryland BDC can respond to litigation more efficiently, reduce the costs associated with its responses to such litigation, particularly litigation that might otherwise be brought in multiple forums, and make it less likely that plaintiffs’ attorneys will be able to employ such litigation to coerce Crescent Capital Maryland BDC into otherwise unjustified settlements. However, this exclusive forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that such stockholder believes is favorable for disputes with Crescent Capital Maryland BDC or its directors, officers or other employees, if any, and may discourage lawsuits against Crescent Capital Maryland BDC and its directors, officers or other employees, if any. Crescent Capital Maryland BDC believes the risk of a court declining to enforce this exclusive forum provision is remote, as the General Assembly of Maryland has specifically amended the MGCL to authorize the adoption of such provision. However, if a court were to find such provision inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings notwithstanding that the MGCL expressly provides that the charter or bylaws of a Maryland corporation may require that any Internal Corporate Claim be brought only in courts sitting in one or more specified jurisdictions, Crescent Capital Maryland BDC may incur additional costs that it does not currently anticipate associated with resolving such matters in other jurisdictions, which could adversely affect its business, financial condition and results of operations.

Crescent Capital Maryland BDC will incur significant costs as a result of the Listing.

Companies with outstanding, registered securities listed on a national securities exchange incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including Nasdaq requirements and requirements under the Sarbanes-Oxley Act. Accordingly, while Crescent Capital BDC currently files annual, quarterly and current reports with respect to its business and financial condition under the Exchange Act, Crescent Capital Maryland BDC will incur significant additional costs as a result of the Listing. These requirements may place a strain on its systems and resources. The Sarbanes-Oxley Act requires that Crescent Capital Maryland BDC maintain effective disclosure controls and procedures and internal controls over financial reporting. In order to maintain and improve the effectiveness of Crescent Capital Maryland BDC’s disclosure controls and procedures and internal controls, significant resources and management oversight will be required. Crescent Capital Maryland BDC will be implementing additional procedures, processes, policies and practices for the purpose of addressing the standards and requirements applicable to listed public companies. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on the combined company’s business, financial condition, results of operations and cash flows. Crescent Capital Maryland BDC expects to incur significant additional annual expenses related to these steps and, among other things, directors’ and officers’ liability insurance, director fees, reporting requirements of the SEC, transfer agent fees, additional administrative expenses payable to CCAP Administration to compensate it for hiring additional accounting, legal and administrative personnel, increased auditing and legal fees and similar expenses.

If the Mergers do not qualify as reorganizations under Section 368(a) of the Code, Alcentra Capital stockholders may be required to pay substantial U.S. federal income taxes.

Alcentra Capital’s obligation to effect the Mergers is conditioned on its receipt of an opinion from its tax counsel, Dechert LLP (or, if Dechert LLP is unable to deliver such an opinion, of Kirkland & Ellis LLP), to the effect that, for U.S. federal income tax purposes, the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, with respect to Alcentra Capital and Crescent Capital BDC. The opinion will be based on certain assumptions and representations as to factual matters from Alcentra Capital and Crescent Capital BDC, as well as certain covenants by those parties. The opinion cannot be relied upon if any of the assumptions, representations or covenants are incorrect, incomplete or inaccurate or are violated in any material respect. In addition, the opinion is based on current law and cannot be relied upon if current law changes with retroactive effect. The opinion of counsel is not binding upon the Internal Revenue Service (the “IRS”) or the courts, and there is no assurance that the IRS or a court will not take a contrary position. Alcentra Capital and Crescent Capital BDC do not intend to request a ruling from the IRS regarding any aspects of the U.S. federal income tax consequences of the mergers. If the IRS or a court determines that the Mergers should not be treated as described in the opinion, an Alcentra Capital U.S. stockholder (as defined herein under the heading “Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and the Mergers”) would generally recognize gain or loss for U.S. federal income tax purposes upon the exchange of Alcentra Capital Common Stock for Crescent Capital Maryland BDC Common Stock and cash in the Mergers. For more information on the Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and of the Mergers, see the section entitled “Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and the Mergers” beginning on page 226.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ALCENTRA CAPITAL

The following selected consolidated financial data of Alcentra Capital as of and for the nine months ended September 30, 2019 and 2018 are derived from the unaudited consolidated financial statements of Alcentra Capital, and the selected consolidated financial data as of and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 is derived from the audited consolidated financial statements of Alcentra Capital. The financial data should be read in conjunction with Alcentra Capital’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alcentra Capital” included elsewhere in this joint proxy statement/prospectus.

	Alcentra Capital Corporation						BNY Mellon- Alcentra Mezzanine III, L.P.	For the period from May 8, 2014* through December 31, 2014
	As of and for the nine months ended September 30,		As of and for the years ended December 31,				For the period from January 1, 2014 through May 7, 2014
	2019	2018	2018	2017	2016	2015
Statement of Operations Date:
Total investment income	$18,170,220	$21,988,595	$28,967,980	$33,351,509	$40,602,599	$33,916,249	$7,761,894	$16,166,214

Base management fee (net of waivers)	1,422,653	2,947,837	3,713,496	3,644,929	5,209,684	4,943,886	699,473	1,455,126
Incentive fee (net of waivers)	(691,991)	(43,805)	(404,189)	638,244	3,255,167	2,270,450	—	—
Interest and other debt financing expenses	5,113,871	5,814,941	7,634,456	7,821,402	7,004,854	5,009,799	50,214	1,343,340
All other expenses	5,252,436	3,044,218	4,107,827	2,922,795	2,723,708	2,393,945	84,649	1,766,016

Net investment income	7,073,251	10,225,404	13,916,390	18,324,139	22,409,186	19,298,169	6,927,558	11,601,732

Net realized gain (loss) on investments and foreign currency transactions	1,256,968	(20,329,542)	(35,359,238)	(11,434,891)	(4,281,983)	2,722,992	51,961	279,211
Net change in unrealized appreciation (depreciation) on investments and FX	(1,347,372)	14,058,504	26,517,171	(28,598,870)	(9,972,997)	(11,641,204)	2,974,591	4,551,082
Benefit/(Provision) for taxes on unrealized gain (loss) on investments	(1,121,422)	427,585	447,809	2,607,880	635,580	2,231,817	—	(1,697,004)

Net realized gain (loss) and net change in unrealized appreciation (depreciation) from portfolio investments	(1,211,826)	(5,843,453)	(8,394,258)	(37,425,881)	(13,619,400)	(6,686,395)	3,026,552	3,133,289

Net increase (decrease) in net assets resulting from operations	5,861,425	4,381,951	5,522,132	(19,101,742)	8,789,786	12,611,774	9,954,110	14,735,021

Per share data:
Net asset value	$10.98	$11.08	$11.13	$11.09	$13.72	$14.43	$—	$$14.87

Net investment income	0.55	0.74	1.01	1.32	1.66	1.43	—	0.86
Net realized and unrealized gains (losses)	0.08	(0.24)	(0.28)	(2.84)	(1.06)	(0.68)	—	0.57
Benefit/(Provision) for taxes on unrealized gain (loss) on investments	(0.09)	0.03	0.03	0.19	0.05	0.17	—	(0.13)

Net increase (decrease) in net assets resulting from operations	0.54	0.53	0.76	(1.33)	0.65	0.92	—	1.30
Per share distributions declared							—
From net investment income	(0.69)	(0.54)	(0.72)	(1.27)	(1.36)	(1.36)		(0.86)
From net realized gains	—	—	—	(0.03)	—	—	—	—

Dollar amount of distributions declared	(0.69)	(0.54)	(0.72)	(1.30)	(1.36)	(1.36)	—	(0.86)

*	Commencement of operations of Alcentra Capital.

	Alcentra Capital Corporation
	As of and for the nine months ended September 30,		As of and for the years ended December 31,
	2019	2018	2018	2017	2016	2015	2014
Balance Sheet data at period end:
Investments, at fair value	$218,366,500	$248,636,951	$234,797,816	$287,554,545	$276,272,950	$296,341,611	$258,633,854
Cash	4,830,119	7,791,745	11,049,499	13,882,956	3,891,606	4,866,972	10,022,617
Other assets	7,003,836	9,691,278	7,931,113	8,888,649	8,033,491	6,287,224	3,562,904

Total assets	$230,200,455	$266,119,974	$253,778,428	$310,326,150	$288,198,047	$307,495,807	$272,219,375

Total debt	$83,108,191	$108,506,419	$82,681,008	$143,451,108	$92,638,211	$102,348,116	$62,499,154

Total liabilities (including debt)	$88,825,867	$116,306,161	$107,975,896	$152,611,975	$103,673,456	$112,463,596	$71,230,067

Total net assets	$141,374,588	$149,813,813	$145,802,532	$157,714,175	$184,524,591	$195,032,211	$200,989,308

Other data
Number of investments at period end	29	34	30	29	32	32	28
Shares outstanding at end of period	12,875,566	13,517,234	13,105,295	14,222,945	13,451,633	13,516,766	13,516,766
Weighted Average Shares outstanding	12,885,724	13,815,619	13,721,109	13,928,869	13,496,128	13,516,766	13,516,766

SELECTED QUARTERLY DATA (UNAUDITED)

	2019
	For the quarter ended September 30	For the quarter ended June 30	For the quarter ended March 31
Total investment income	$5,603,169	$6,139,935	$6,427,116
Total Investment income per common share(1)	$0.44	$0.48	$0.50
Net investment income	$1,661,184	$2,530,575	$2,881,492
Net investment income per common share(1)	$0.13	$0.20	$0.22
Net realized and unrealized (loss) gain	$93,011	$(385,640)	$(919,197)
Net realized and unrealized (loss) gain per common share(1)	$0.01	$(0.03)	$(0.07)
Net (decrease) increase in net assets resulting from operations	$1,754,195	$2,144,935	$1,962,295
Basic and diluted earnings per common share(1)	$0.14	$0.17	$0.15
Net asset value per common share at the end of quarter	$10.98	$11.02	$11.17
Weighted average shares of common stock outstanding	12,875,566	12,875,566	12,906,379

	2018
	For the quarter ended December 31	For the quarter ended September 30	For the quarter ended June 30	For the quarter ended March 31
Total investment income	$6,979,385	$6,553,080	$7,253,950	$8,181,565
Total investment income per common share(1)	$0.52	$0.48	$0.53	$0.58
Net investment income	$3,690,986	$2,965,656	$3,483,588	$3,776,160
Net investment income per common share(1)	$0.27	$0.22	$0.25	$0.27
Net realized and unrealized (loss) gain	$(2,550,805)	$116,346	$(5,722,599)	$(237,200)
Net realized and unrealized (loss) gain per common share(1)	$(0.19)	$0.01	$(0.42)	$(0.02)
Net (decrease) increase in net asset resulting from operations	$1,140,181	$3,082,002	$(2,239,011)	$3,538,960
Basic and diluted earnings per common share(1)	$0.08	$0.23	$(0.16)	$0.25
Net asset value per common share at the end of quarter	$11.13	$11.08	$11.01	$11.22
Weighted average shares of common stock outstanding	13,721,109	13,530,129	13,725,423	14,198,651

	2017
	For the quarter ended December 31	For the quarter ended September 30	For the quarter ended June 30	For the quarter ended March 31
Total investment income	$8,201,431	$7,610,521	$8,338,109	$9,201,448
Total investment income per common share(1)	$0.58	$0.53	$0.61	$0.68
Net investment income	$4,044,773	$4,843,375	$4,843,375	$4,592,616
Net investment income per common share(1)	$0.28	$0.34	$0.36	$0.34
Net realized and unrealized (loss) gain	$(17,413,043)	$(6,454,859)	$(9,996,441)	$(3,561,538)
Net realized and unrealized (loss) gain per common share(1)	$(1.25)	$(0.45)	$(0.73)	$(0.26)
Net (decrease) increase in net asset resulting from operations	$(13,368,270)	$(1,611,484)	$(5,153,066)	$1,031,078
Basic and diluted earnings per common share(1)	$(0.96)	$(0.11)	$(0.38)	$0.08
Net asset value per common share at the end of quarter	$11.09	$12.27	$12.73	$13.43
Weighted average shares of common stock outstanding	13,928,869	14,245,220	13,612,059	13,438,800

(1)	Quarterly amounts may not equal full-year amounts due to changes in weighted average shares outstanding.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF CRESCENT CAPITAL BDC

The following selected financial and other data as of and for the years ended December 31, 2018, 2017, 2016 and 2015 are derived from Crescent Capital BDC’s audited consolidated financial statements. The selected financial and other data as of and for the nine months ended September 30, 2019 and September 30, 2018 and other quarterly financial information is derived from Crescent Capital BDC’s unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the nine months ended September 30, 2019 are not necessarily indicative of the results that may be expected for the year ending December 31, 2019. The data should be read in conjunction with Crescent Capital BDC’s consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Crescent Capital BDC” and “Senior Securities of Crescent Capital BDC,” which are included elsewhere in this joint proxy statement/prospectus.

CRESCENT CAPITAL BDC, INC. AND SUBSIDIARIES

SELECTED FINANCIAL DATA

AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 AND SEPTEMBER 30, 2018 AND

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017, 2016 AND 2015

	As of and for the Nine Months Ended September 30,		For the years ended			For the period from February 5, 2015 (Inception) to December 31, 2015(1)
	2019	2018	December 31, 2018	December 31, 2017	December 31, 2016
	(Unaudited)	(Unaudited)
Consolidated Statements of Operations Data
Income
Total investment income	$38,809,893	$22,785,680	$33,295,124	$22,291,677	$13,887,777	$3,302,668
Expenses
Net expenses and income and excise taxes	15,436,774	11,027,097	15,567,285	12,384,112	7,479,618	2,400,667

Net investment income (loss)	$23,373,119	$11,758,583	$17,727,839	$9,907,565	$6,408,159	$902,001
Net realized gain (loss) on investments—non-controlled/non-affiliated(2)	(455,960)	(181,462)	(545,881)	(345,718)	(83,952)	(73,241)
Net change in unrealized appreciation (depreciation) on investments—Non-controlled/non-affiliated investments	(3,130,779)	(1,673,273)	(8,997,011)	(289,512)	5,444,486	(2,983,802)
Controlled and affiliated investments	(667,200)	—	—	—	—	—
Foreign currency forward contracts	1,486,852	—	17,406	—	—	—
Benefit/(Provision) for taxes on unrealized appreciation (depreciation) on investments	(505,278)	17,274	(87,779)	(217,149)	—	—

Net increase (decrease) in net assets resulting from operations	$20,100,754	$9,921,122	$8,114,574	$9,055,186	$11,768,693	$(2,155,042)

Per Common Share Data
Net asset value	$19.48	$19.97	$19.43	$20.10	$20.08	$19.13
Earnings Per Share(3)
Net investment income	1.43	1.17	1.65	1.31	1.23	0.55
Net realized gain (loss) on investments	(0.03)	(0.01)	(0.05)	(0.04)	(0.01)	(0.05)
Net change in unrealized appreciation (depreciation) on investments	(0.26)	(0.17)	(0.84)	(0.07)	1.05	(1.82)
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	0.09	—	0.00	—	—	—
Net increase (decrease) in net assets resulting from operations (basic and diluted)	1.23	0.99	0.76	1.20	2.27	(1.32)
Per share distributions declared(4)	1.23	1.07	1.47	1.18	1.10	0.27
From net investment income	1.23	1.07	1.47	1.18	1.10	0.27
From capital gains	—	—	—	—	—	—
From return of capital	—	—	—	—	—	—
Dollar amount of distributions declared	20,704,599	11,377,127	16,720,443	9,341,681	6,238,633	1,076,007
From net investment income	20,704,599	11,377,127	16,720,443	9,341,681	6,238,633	1,076,007
From capital gains	—	—	—	—	—	—
From return of capital	—	—	—	—	—	—

(1)	Crescent Capital BDC was formed on February 5, 2015 and commenced operations on June 26, 2015.
(2)	Includes foreign exchange translation activity.
(3)	Earnings per share data is divided by the weighted average shares outstanding for the applicable periods.
(4)	The per share data for distributions per share reflects the actual amount of distributions declared per share for the applicable periods.

	As of and for the Nine Months Ended September 30,
	2019	2018
	(Unaudited)	(Unaudited)	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Consolidated Statements of Assets and Liabilities Data
Investments—non-controlled/non-affiliated, at fair value	$658,949,946	$449,779,516	$493,341,724	$319,126,672	$217,920,952	$138,068,497
Investments—controlled and affiliated, at fair value	33,332,800	—	—	—	—	—
Cash, cash equivalents and foreign currency	18,083,099	12,328,653	10,368,823	9,270,912	5,119,325	4,767,556

Total assets	$716,949,727	$463,663,921	$505,119,956	$329,817,175	$225,564,977	$143,539,305

Debt	$319,486,427	$202,638,087	$237,403,185	$151,703,970	$94,650,509	$54,710,850

Total liabilities	$336,126,547	$232,075,253	$245,541,116	$157,017,186	$97,508,949	$65,953,067

Total net assets	$380,823,180	$231,588,668	$259,578,840	$172,799,989	$128,056,028	$77,586,238

Other Data:
Number of portfolio companies	96	80	86	80	95	102
Average funded investments in portfolio companies (at fair value)	$6,867,092	$4,965,682	$5,736,532	$3,989,083	$2,293,905	$1,278,412
Total return based on NAV(1)	8.8%	6.3%	4.1%	6.0%	10.7%	(3.0)%
Weighted average yield of debt investments at fair value(2)	8.5%	8.5%	9.2%	8.0%	7.3%	7.2%
Weighted average yield of debt investments at amortized cost(2)	8.3%	8.6%	9.0%	8.3%	7.5%	7.1%

(1)	Total return based on NAV is calculated as the change in NAV per share during the period plus declared dividends per share, divided by the beginning NAV per share.
(2)

Weighted average yield on debt investments at fair value is computed as (a) the annual stated interest rate or yield earned plus additional interest, if any, as a result of arrangements between us and other lenders in any syndication plus the net annual amortization of original issue discount and market discount earned on accruing debt investments, divided by (b) total debt investments at fair value. Weighted average yield on debt investments at amortized cost is computed as (a) the annual stated interest rate or yield earned plus additional interest, if any, as a result of arrangements between us and other lenders in any syndication plus the net annual amortization of original issue discount and market discount earned on accruing debt investments, divided by (b) total debt investments at amortized cost.

SELECTED QUARTERLY DATA (Unaudited)

	Quarter Ended September 30, 2019	Quarter Ended June 30, 2019	Quarter Ended March 31, 2019
Investment income	$14,835,807	$12,518,330	$11,455,756
Total expenses	5,659,160	5,139,293	4,624,225

Net investment income before taxes	9,176,647	7,379,037	6,831,531
Income and excise taxes	8,417	3,336	2,343

Net investment income after taxes	9,168,230	7,375,701	6,829,188

Net realized and unrealized gains	(6,414,937)	1,167,057	2,480,793
Benefit/(Provision) for taxes on unrealized appreciation (depreciation) on investments	(25,563)	(30,650)	(449,065)

Net increase in net assets resulting from operations after tax	$2,727,730	$8,512,108	$8,860,916

Net investment income per share (basic and diluted)	$0.49	$0.47	$0.47

Net increase in net assets resulting from operations per share (basic and diluted)	$0.15	$0.54	$0.61

Weighted average shares outstanding	18,810,099	15,703,473	14,464,405

Net asset value per share	$19.48	$19.75	$19.63

	Quarter Ended December 31, 2018	Quarter Ended September 30, 2018	Quarter Ended June 30, 2018	Quarter Ended March 31, 2018
Investment income	$10,509,444	$8,723,747	$7,250,952	$6,810,981
Total expenses	4,426,445	3,848,527	3,503,981	3,666,888

Net investment income before taxes	6,082,999	4,875,220	3,746,971	3,144,093
Income and excise taxes	113,743	880	7,600	(779)

Net investment income after taxes	5,969,256	4,874,340	3,739,371	3,144,872

Net realized and unrealized gains	(7,670,751)	(81,928)	(1,438,596)	(334,211)
Benefit/(Provision) for taxes on unrealized appreciation (depreciation) on investments	(105,053)	11,775	(25,907)	31,406

Net increase in net assets resulting from operations after tax	$(1,806,548)	$4,804,187	$2,274,868	$2,842,067

Net investment income per share (basic and diluted)	$0.47	$0.43	$0.38	$0.36

Net increase (decrease) in net assets resulting from operations per share (basic and diluted)	$(0.14)	$0.42	$0.23	$0.32

Weighted average shares outstanding	12,724,993	11,394,307	9,902,467	8,805,686

Net asset value per share	$19.43	$19.97	$19.93	$20.08

	Quarter Ended December 31, 2017	Quarter Ended September 30, 2017	Quarter Ended June 30, 2017
Investment income	$6,348,868	$6,186,137	$5,291,948
Total expenses	3,467,413	3,330,110	3,017,321

Net investment income before taxes	2,881,455	2,856,027	2,274,627
Income and excise taxes	23,785	—	1,600

Net investment income after taxes	2,857,670	2,856,027	2,273,027

Net realized and unrealized gains	(2,823,346)	(124,870)	698,365
Benefit/(Provision) for taxes on unrealized appreciation (depreciation) on investments	162,996	(380,145)	—

Net increase in net assets resulting from operations after tax	$197,320	$2,351,012	$2,971,392

Net investment income per share (basic and diluted)	$0.35	$0.36	$0.31

Net increase in net assets resulting from operations per share (basic and diluted)	$0.03	$0.30	$0.40

Weighted average shares outstanding	8,195,337	7,848,043	7,446,092

Net asset value per share	$20.10	$20.40	$20.41

UNAUDITED SELECTED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

The following tables set forth unaudited selected pro forma condensed consolidated financial data for Crescent Capital BDC and Alcentra Capital as a combined company after giving effect to the Mergers. The unaudited pro forma condensed consolidated balance sheet data as of September 30, 2019 was prepared assuming the Mergers had been completed on September 30, 2019. The unaudited pro forma condensed consolidated performance data for the nine months ended September 30, 2019 and for the year ended December 31, 2018 were prepared assuming the Mergers had been completed on January 1, 2018. Such unaudited pro forma condensed consolidated financial data is based on the historical financial statements of Crescent Capital BDC and Alcentra Capital from publicly available information and certain assumptions and adjustments as discussed in Note 3 of the accompanying notes to the pro forma condensed consolidated financial statements in the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Statements.” In the opinion of management, adjustments necessary to reflect the direct effect of the Mergers have been made. The Mergers are expected be accounted for as an asset acquisition in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations-Related Issues, with the fair value of total consideration paid in conjunction with the Mergers allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of the Mergers. See the section entitled “Accounting Treatment” for additional information.

The unaudited selected pro forma condensed consolidated financial data should be read together with the respective historical audited and unaudited consolidated financial statements and related notes of Crescent Capital BDC and Alcentra Capital included in this joint proxy statement/prospectus and the unaudited pro forma condensed consolidated financial statements and related notes included in this joint proxy statement/prospectus. The unaudited selected pro forma condensed consolidated financial data is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Mergers been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors.

Crescent Capital BDC and Alcentra Capital cannot assure you that the Mergers will be completed as scheduled, or at all. See “Description of the Transactions” for a description of the terms of the Transactions, “Risk Factors—Risks Relating to the Transactions—Crescent Capital BDC and Alcentra Capital may fail to consummate the Mergers. If the Mergers do not close, Crescent Capital BDC and Alcentra Capital will not benefit from the expenses incurred in their pursuit” for a description of the risks associated with a failure to complete the Transactions and “Risk Factors—Risks Relating to the Transactions” for discussion of the risks that the combined company may face if the Mergers are completed.

(in thousands)

	Pro Forma Combined Company For the Nine Months Ended September 30, 2019	Pro Forma Combined Company For the Year Ended December 31, 2018
Total investment income	$56,980	$62,263
Total expenses	33,003	38,332
Management fees waived	(3,037)	(3,373)
Income incentive fees waived	(5,233)	(5,855)

Net expenses	24,733	29,103

Net investment income before taxes	32,247	33,160

Income and excise taxes	342	121

Net investment income after taxes	31,905	33,038
Net realized gains (losses)	801	(35,905)
Net change in unrealized appreciation	(3,658)	17,538
Benefits/(provision) for taxes on unrealized appreciation (depreciation) on investments	(1,627)	360

Net increase in net assets resulting from operations	$27,421	$15,031

	Actual Crescent Capital BDC As of September 30, 2019	Pro Forma Combined Company As of September 30, 2019
Total assets	$716,950	$920,631
Total liabilities	$336,127	$445,205
Net assets	$380,823	$475,426

UNAUDITED PRO FORMA PER SHARE DATA

The following selected unaudited consolidated pro forma per share information for the nine months ended September 30, 2019 and for the year ended December 31, 2018 is presented as if the Mergers had been completed on January 1, 2018. The unaudited pro forma consolidated NAV per common share outstanding reflects the Mergers as if they had been completed on September 30, 2019.

Such unaudited pro forma consolidated per share information is based on the historical financial statements of Crescent Capital BDC and Alcentra Capital and certain assumptions and adjustments as discussed in the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Statements.” This unaudited pro forma consolidated per share information is provided for illustrative purposes only and is not necessarily indicative of what the operating results or financial position of Crescent Capital BDC or Alcentra Capital would have been had Mergers been completed at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position of the combined company following the completion of the Mergers. The following should be read in connection with the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Statements” and other information included in or incorporated by reference into this joint proxy statement/prospectus.

Crescent Capital BDC and Alcentra Capital cannot assure you that the Mergers will be completed as scheduled, or at all. See “Description of the Transactions” for a description of the terms of the Transactions, “Risk Factors—Risks Relating to the Transactions—Crescent Capital BDC and Alcentra Capital may fail to consummate the Mergers. If the Mergers do not close, Crescent Capital BDC and Alcentra Capital will not benefit from the expenses incurred in their pursuit” for a description of the risks associated with a failure to complete the Mergers and “Risk Factors—Risks Relating to the Transactions” for discussion of the risks that the combined company may face if the Mergers are completed.

	As of and For the Nine Months Ended September 30, 2019				As of and For the Year Ended December 31, 2018
	Crescent Capital BDC	Alcentra Capital	Pro Forma Consolidated Crescent Capital BDC	Per Equivalent Alcentra Capital(3)	Crescent Capital BDC	Alcentra Capital	Pro Forma Consolidated Crescent Capital BDC	Per Equivalent Alcentra Capital(3)
Net increase in net assets resulting from operations per share, basic and diluted	$1.23	$0.54	$1.27	$0.51	$0.76	$0.76	$0.94	$0.38
Cash dividends declared per share(1)	$1.23	$0.69	$1.23	$0.50	$1.47	$0.72	$1.47	$0.59
Net asset value per share(2)	$19.48	$10.98	$19.21	$7.76

(1)

The cash dividends declared per share represent the actual dividends declared per share for the period presented. The pro forma consolidated cash dividends declared are the dividends per share as declared by Crescent Capital BDC.

(2)	The pro forma consolidated NAV per share is computed by dividing the pro forma consolidated net assets as of September 30, 2019 by the pro forma consolidated number of shares outstanding.
(3)	The Alcentra Capital equivalent pro forma per share amount is calculated by multiplying the pro forma consolidated Crescent Capital BDC per share amounts by the common stock exchange ratio of 0.4041.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus contains statements that constitute forward-looking statements, which relate to Crescent Capital BDC, Alcentra Capital or, following the Transactions, the combined company. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about each of Crescent Capital BDC, Alcentra Capital or, following the Transactions, the combined company, their industry and their respective beliefs and assumptions. The forward-looking statements contained in this joint proxy statement/prospectus involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including:

•

that one or more closing conditions to the Mergers, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions, or may require conditions, limitations or restrictions in connection with such approvals;

•	that the required approval by the stockholders of each of Crescent Capital BDC and Alcentra Capital may not be obtained;

•	the risk that the Transactions may not be completed in the time frame expected by Crescent Capital BDC and Alcentra Capital, or at all;

•	unexpected costs, charges or expenses resulting from the Transactions;

•	uncertainty with respect to the trading levels of shares in the combined company’s common stock listing on NASDAQ;

•

failure to realize the anticipated benefits of the Transactions, including as a result of delay in completing the Transactions or integration the businesses of Crescent Capital BDC and Alcentra Capital;

•	the ability of the combined company to implement its business strategy;

•	difficulties and delays in achieving synergies and cost savings of the combined company;

•	inability to retain and hire key personnel;

•	the occurrence of any event that could give rise to termination of the Merger Agreement;

•	the risk that stockholder litigation in connection with the Mergers may affect the timing or occurrence of the Transactions or result in significant costs of defense, indemnification and liability;

•	evolving legal, regulatory and tax regimes;

•	changes in laws or regulations or interpretations or current laws and regulations that would impact the combined company’s classification as a business development company; and

•	changes in general economic and/or industry specific conditions.

Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions identify forward-looking statements, although not all forward-looking statements include these words. Crescent Capital BDC’s, Alcentra Capital’s or, following the Transactions, the combined company’s actual results and conditions could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this joint proxy statement/prospectus.

The forward-looking statements included in this joint proxy statement/prospectus have been based on information available to Crescent Capital BDC and Alcentra Capital on the date of this joint proxy statement/prospectus, as appropriate, and neither Crescent Capital BDC nor Alcentra Capital assumes any obligation to update any such forward-looking statements. Although neither Crescent Capital BDC nor Alcentra Capital undertakes any obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that Crescent Capital BDC or Alcentra Capital may make directly to you or through reports that they have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

THE SPECIAL MEETING OF ALCENTRA CAPITAL

Date, Time and Place of the Alcentra Capital Special Meeting

The Alcentra Capital Special Meeting will be held at 9:00 a.m., New York time, on January 29, 2020, at the offices of Dechert LLP, located at 1095 Avenue of the Americas, 28th Floor, New York, New York 10036. This joint proxy statement/prospectus will be sent to Alcentra Capital stockholders of record as of November 29, 2019 on or about December [●], 2019.

Purpose of the Alcentra Capital Special Meeting

Alcentra Capital stockholders are being asked to consider and vote on the following matters at the Alcentra Capital Special Meeting:

1.	to approve the First Merger; and

2.

to approve any adjournments of the Alcentra Capital Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the meeting to approve the First Merger.

See “Description of the Transactions” and “Description of the Merger Agreement” for more information.

THE ALCENTRA CAPITAL BOARD, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UPON RECOMMENDATION FROM THE INDEPENDENT DIRECTOR COMMITTEE, UNANIMOUSLY RECOMMENDS THAT ALCENTRA CAPITAL STOCKHOLDERS VOTE:

•	“FOR” THE APPROVAL OF THE FIRST MERGER.

•

“FOR” THE APPROVAL OF ANY ADJOURNMENTS OF THE ALCENTRA CAPITAL SPECIAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE MEETING TO APPROVE THE FIRST MERGER.

Quorum and Adjournments

In order for Alcentra Capital to conduct the Alcentra Capital Special Meeting, holders entitled to cast a majority of the votes entitled to be cast at the meeting must be present in person or by proxy at the Alcentra Capital Special Meeting. This is referred to as a quorum. A stockholder’s shares of Alcentra Capital Common Stock are counted as present at the meeting if the stockholder attends the meeting and votes in person or properly returns a proxy by internet, telephone or mail. Abstentions and shares of record held by a broker, bank or other nominee (“Broker Shares”) that are voted on any matter are included in determining the number of shares present. Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present.

Alcentra Capital stockholders will also be asked to consider the proposal to approve any adjournments of the Alcentra Capital Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the meeting to approve the First Merger. Such adjournment proposal will only be adopted if approved by a majority of the votes cast on the matter by the holders of shares present in person or by proxy at the Alcentra Capital Special Meeting, whether or not a quorum exists. In addition, the chairman of the Alcentra Capital Special Meeting will have the authority to adjourn the meeting from time to time for any reason without notice and without the vote or approval of the Alcentra Capital stockholders.

Record Date; Vote Required

Record Date

Alcentra Capital stockholders may vote their shares at the Alcentra Capital Special Meeting only if they were a stockholder of record at the close of business on the record date of November 29, 2019. The record date was established by the Alcentra Capital Board and only stockholders of record of Alcentra Capital at the close of business on the record date are entitled to:

•	receive notice of the Alcentra Capital Special Meeting; and

•	vote at the Alcentra Capital Special Meeting and any adjournments or postponements thereof.

There were 12,875,566 shares of Alcentra Capital Common Stock outstanding on the record date, each of which is entitled to one vote at the Alcentra Capital Special Meeting.

Vote Required

•

Alcentra Capital Proposal #1. Alcentra Capital stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal to approve the First Merger. The affirmative vote of the holders of a majority of the outstanding shares of Alcentra Capital Common Stock entitled to vote at the Alcentra Capital Special Meeting “FOR” the proposal to approve the First Merger is required to approve Alcentra Capital Proposal #1. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and broker non-votes will have the same effect as voting “AGAINST” the approval of this proposal. Proxies received will be voted “FOR” the approval of the First Merger unless the applicable Alcentra Capital stockholder designates otherwise.

•

Alcentra Capital Proposal #2. Alcentra Capital stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal to approve any adjournments of the Alcentra Capital Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the meeting to approve the First Merger. A majority of the votes cast by the holders of Alcentra Capital Common Stock present or represented and entitled to vote at the Alcentra Capital Special Meeting must vote “FOR” Alcentra Capital Proposal #2 in order for it to be approved. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

Voting of Proxies

Alcentra Capital encourages Alcentra Capital stockholders to vote their shares, either by voting in person at the Alcentra Capital Special Meeting or by voting by proxy, which means that the Alcentra Capital stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with the Alcentra Capital stockholders’ instructions. If Alcentra Capital stockholders execute a proxy without specifying their voting instructions, such Alcentra Capital stockholders’ shares will be voted in accordance with the Alcentra Capital Board’s recommendation.

Voting Methods

An Alcentra Capital stockholder may vote in person at the Alcentra Capital Special Meeting or by signing, dating and return the enclosed proxy card in the postage-paid envelope provided. An Alcentra Capital stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

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By mail: You may authorize your vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 5:00 p.m. New York time, on January 28, 2020.

•	In person: You may vote in person at the Alcentra Capital Special Meeting by requesting a ballot when you arrive. If your shares of Alcentra Capital Common Stock are held through a broker and you attend the Alcentra Capital Special Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to submit your proxy at the Alcentra Capital Special Meeting.

Unspecified Proxies

Stockholders of Alcentra Capital should specify their voting choice for each matter on the accompanying proxy card for the Alcentra Capital Special Meeting. If no specific choice is made for one or more matters, proxies that are signed and returned will be voted “FOR” each proposal.

Unreturned Proxies

It is important that all stockholders vote their shares of Alcentra Capital Common Stock.

The shares of Alcentra Capital Common Stock held by a stockholder of record will not be voted if such stockholder does not provide a proxy, unless such stockholder votes in person at the Alcentra Capital Special Meeting.

All proposals to be voted on at the Alcentra Capital Special Meeting are not considered “routine” under applicable rules, so the broker, bank or other nominee cannot vote shares of Alcentra Capital Common Stock on any of those proposals unless a stockholder provides to the broker, bank or other nominee voting instructions for each of these matters. If an Alcentra Capital stockholder does not provide voting instructions on a matter, that stockholder’s shares will not be voted on the matter, which is referred to as a “broker non-vote.”

Revocability of Proxies

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Alcentra Capital Special Meeting, by attending the Alcentra Capital Special Meeting and voting in person, or by a notice, provided in writing and signed by the Alcentra Capital stockholder, delivered to Alcentra Capital’s Secretary on any business day before the date of the Alcentra Capital Special Meeting. Any Alcentra Capital stockholder entitled to vote at the Alcentra Capital Special Meeting may attend the Alcentra Capital Special Meeting and vote in person, whether or not he or she has previously voted his or her shares via proxy or wishes to change a previous vote.

Solicitation of Proxies

Alcentra Capital will bear the costs for its solicitation of proxies. In addition to the use of mail, Alcentra Capital’s officers and employees may solicit proxies in person or by telephone, email or facsimile. No additional compensation will be paid for such services. Upon request, Alcentra Capital will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding Alcentra Capital’s proxy materials to beneficial owners of Alcentra Capital Common Stock. It is contemplated that additional solicitation of proxies will be made in the same manner under the engagement and direction of D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005, at an anticipated cost of $25,000, plus reimbursement of out-of-pocket expenses. Alcentra Capital will also indemnify D.F. King & Co., Inc. against losses arising out of the provision of these services on its behalf.

No Appraisal Rights

Alcentra Capital stockholders do not have the right to exercise rights of objecting stockholders with respect to any matter to be voted upon at the Alcentra Capital Special Meeting.

THE SPECIAL MEETING OF CRESCENT CAPITAL BDC

Date, Time and Place of the Crescent Capital BDC Special Meeting

The Crescent Capital BDC Special Meeting will take place on January 29, 2020 at 10:00 a.m., Los Angeles time, at the offices of Crescent Capital BDC, located at 11100 Santa Monica Boulevard, Suite 2000 Los Angeles, California 90025.

Purpose of the Crescent Capital BDC Special Meeting

Crescent Capital BDC stockholders are being asked to consider and vote on the following matters at the Crescent Capital BDC Special Meeting:

•	a proposal to approve the Reincorporation Merger;

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a proposal to approve the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable;

•	a proposal to approve the Proposed Crescent Capital BDC Investment Advisory Agreement, a copy of which is included as Annex D to this joint proxy statement/prospectus; and

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a proposal to approve the adjournment of the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Crescent Capital BDC Special Meeting to approve the foregoing proposals.

See “Description of the Transactions” and “Description of the Merger Agreement” for more information.

THE CRESCENT CAPITAL BDC BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT CRESCENT CAPITAL BDC STOCKHOLDERS VOTE:

•	“FOR” THE APPROVAL OF THE REINCORPORATION MERGER.

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“FOR” THE APPROVAL OF THE ISSUANCE OF THE SHARES OF CRESCENT CAPITAL MARYLAND BDC COMMON STOCK TO ALCENTRA CAPITAL STOCKHOLDERS PURSUANT TO THE MERGER AGREEMENT AT A PRICE BELOW ITS THEN-CURRENT NAV PER SHARE, IF APPLICABLE.

•	“FOR” THE APPROVAL OF THE PROPOSED CRESCENT CAPITAL BDC INVESTMENT ADVISORY AGREEMENT.

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“FOR” THE APPROVAL OF THE ADJOURNMENT OF THE CRESCENT CAPITAL BDC SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE CRESCENT CAPITAL BDC SPECIAL MEETING TO APPROVE THE FOREGOING PROPOSALS.

Record Date

The record date for determination of Crescent Capital BDC stockholders entitled to vote at the Crescent Capital BDC Special Meeting is the close of business on December 9, 2019. As of December 9, 2019, there were 20,862,314 shares of Crescent Capital BDC Common Stock outstanding and entitled to vote and held by approximately 175 holders of record.

Quorum and Adjournments

A quorum is required to be present in order to conduct business at the Crescent Capital BDC Special Meeting. The presence, in person or by proxy, of the holders of at least one-third of the Crescent Capital BDC Common Stock issued and outstanding and entitled to vote thereat will constitute a quorum for the purposes of the Crescent Capital BDC Special Meeting. Proxies properly executed and marked with a positive vote, a negative vote or an abstention will be considered present at the Crescent Capital BDC Special Meeting for purposes of determining whether a quorum is present for the transaction of all business at the Crescent Capital BDC Special Meeting. However, abstentions are not counted as votes cast on the matters to be considered at the Crescent Capital BDC Special Meeting.

Crescent Capital BDC stockholders will also be asked to consider a proposal to adjourn the Crescent Capital BDC Special Meeting for the solicitation of additional votes, if necessary. Any such adjournment will only be permitted if approved by a majority of the votes cast on the matter by the holders of shares present in person or by proxy at the Crescent Capital BDC Special Meeting, whether or not a quorum exists. Abstentions will have no effect on the adjournment vote.

Vote Required

Each share of Crescent Capital BDC Common Stock has one vote.

Crescent Capital BDC Proposal #1: Approval of the Reincorporation Merger.

Crescent Capital BDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, Crescent Capital BDC Proposal #1 (to approve the Reincorporation Merger). The affirmative vote of holders of at least a majority of the outstanding shares of Crescent Capital BDC Common Stock is required to approve Crescent Capital BDC Proposal #1. Broker non-votes and abstentions as to Crescent Capital BDC Proposal #1 by Crescent Capital BDC stockholders present in person or represented by proxy at the Crescent Capital BDC Special Meeting will have the same effect as a vote “against” Crescent Capital BDC Proposal #1.

Crescent Capital BDC Proposal #2: Issuance of Crescent Capital Maryland BDC Common Stock to Alcentra Capital Stockholders Pursuant to the Merger Agreement at a Price Below its Then-Current NAV Per Share, If Applicable.

Crescent Capital BDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, Crescent Capital BDC Proposal #2 (to approve the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable).

Under the Investment Company Act, Crescent Capital Maryland BDC is not permitted to issue Crescent Capital Maryland BDC Common Stock at a price below the then-current NAV per share unless such issuance is approved by its stockholders and, in certain cases, its board of directors makes certain determinations. Because the shares of Crescent Capital Maryland BDC Common Stock to be issued pursuant to the Merger Agreement at the time of completion of the Transactions may be at a price below the then-current NAV per share, Crescent Capital BDC is seeking stockholder approval to issue the shares of Crescent Capital Maryland BDC Common Stock to be issued pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable.

Crescent Capital BDC stockholder approval may be obtained in either of two ways. First, the stock issuance proposal will be approved for purposes of the Investment Company Act if Crescent Capital BDC obtains the affirmative vote of (1) a “majority of the outstanding voting securities” of Crescent Capital BDC Common Stock and (2) a “majority of the outstanding voting securities” of Crescent Capital BDC Common Stock held by persons that are not affiliated persons of Crescent Capital BDC. For these purposes, the Investment Company Act defines a “majority of the outstanding securities” (as described in the preceding sentence) as the lesser of (1) 67% or more of the outstanding shares of Crescent Capital BDC Common Stock present or represented by proxy at the Crescent Capital BDC Special Meeting if the holders of more than 50% of the shares of Crescent Capital BDC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Crescent Capital BDC Common Stock. In order to issue shares at a price below NAV pursuant to this approval, the Crescent Capital BDC Board would need to make certain determinations as required under the Investment

Company Act. For purposes of this approval, abstentions and broker non-votes will have the effect of a vote “against” the proposal. Second, the proposal can also be approved for purposes of the Investment Company Act if it receives approval from a majority of Crescent Capital BDC stockholders. For purposes of this approval abstentions and broker non-votes will have no effect on the vote. If the shares of Crescent Capital Maryland BDC Common Stock to be issued pursuant to the Merger Agreement are issued at a price that is equal to or above its then-current NAV per share and the Crescent Capital BDC Board makes certain determinations as required under the Investment Company Act, then Crescent Capital BDC stockholder approval of this proposal is not required in order to complete the Transactions.

Assuming the Mergers had been completed on September 30, 2019, based on the financial information of Crescent Capital BDC and Alcentra Capital as of September 30, 2019 as set forth in the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Statements,” the shares of Crescent Capital Maryland BDC Common Stock to be issued pursuant to the Merger Agreement would have been issued at a price of approximately $19.21 per share, which compares to Crescent Capital BDC’s NAV per share of $19.48 as of September 30, 2019, reflecting the impact of certain transaction expenses.

The information in the preceding paragraph is presented for illustrative purposes only. Until the Transactions are completed, the price at which the shares of Crescent Capital Maryland BDC Common Stock are to be issued pursuant to the Merger Agreement will continue to fluctuate, and accordingly, there can be no assurance as to whether such issuance of Crescent Capital Maryland BDC Common Stock will be at a price at or above, or below, its then-current NAV per share. Additionally, the financial information set forth in the “Unaudited Pro Forma Condensed Consolidated Financial Statements” is also provided for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position of the combined company following completion of the Transactions. See “Unaudited Pro Forma Condensed Consolidated Financial Statements” for more information.

Crescent Capital BDC Proposal #3: The Approval of the Proposed Crescent Capital BDC Investment Advisory Agreement.

Crescent Capital BDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, Crescent Capital BDC Proposal #3 (to approve the Proposed Crescent Capital BDC Investment Advisory Agreement).

The affirmative vote of a “majority of the outstanding voting securities” of Crescent Capital BDC is required to approve Crescent Capital BDC Proposal #3. Under the Investment Company Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of Crescent Capital BDC Common Stock present or represented by proxy at the Crescent Capital BDC Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Crescent Capital BDC Special Meeting or (b) more than 50% of the outstanding shares of Crescent Capital BDC Common Stock. For purposes of approval under the Investment Company Act, abstentions and broker non-votes will have the effect of a vote “against” the proposal.

Crescent Capital BDC Proposal #4: Adjournment of Special Meeting.

Crescent Capital BDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, Crescent Capital BDC Proposal #4 (to approve the adjournment of the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Crescent Capital BDC Special Meeting to approve Crescent Capital BDC Proposal #1, Crescent Capital BDC Proposal #2 and Crescent Capital BDC Proposal #3). The affirmative vote of holders of at least a “majority” of the votes cast on the matter at a meeting by the holders of shares present in person or by proxy at the Crescent Capital BDC Special Meeting (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal) is required to approve Crescent Capital BDC Proposal #4. Crescent Capital

BDC stockholders present in person or represented by proxy at the Crescent Capital BDC Special Meeting who abstain will have no effect on the vote on the foregoing proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for Crescent Capital BDC Proposal #4.

Voting by Crescent Capital BDC’s Directors and Executive Officers

As of December 6, 2019, the latest practicable date before the filing of this joint proxy statement/prospectus, directors and executive officers of Crescent Capital BDC and their affiliates owned and were entitled to vote 218,511 shares of Crescent Capital BDC Common Stock, representing approximately 1.0% of the Crescent Capital BDC Common Stock outstanding on that date.

Crescent Capital BDC currently expects that Crescent Capital BDC’s directors and executive officers will vote their shares of Crescent Capital BDC Common Stock in favor of the Crescent Capital BDC stockholder proposals included in this joint proxy statement/prospectus, although none of them has entered into any agreement obligating him or her to do so.

Voting of Certain Stockholders

Concurrently with the execution of the Merger Agreement, Alcentra Capital entered into the Voting Agreements with the Supporting Crescent Capital BDC Stockholders, pursuant to which such stockholders agreed to vote their respective shares of Crescent Capital BDC Common Stock in favor of the Crescent Capital BDC stockholder proposals described in this joint proxy statement/prospectus. See “Description of the Transactions—Stockholder Voting Agreements” for more information.

Voting of Proxies

All shares represented by properly executed proxies received in time for the Crescent Capital BDC Special Meeting will be voted in the manner specified by Crescent Capital BDC stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted “FOR” the approval of each matter to be voted on at the Crescent Capital BDC Special Meeting, including approval of Crescent Capital BDC Proposal #1 (to approve the Reincorporation Merger), approval of Crescent Capital BDC Proposal #2 (to approve the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable), approval of Crescent Capital BDC Proposal # 3 (to approve the Proposed Crescent Capital BDC Investment Advisory Agreement) and approval of Crescent Capital BDC Proposal #4 (to approve the adjournment of the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Crescent Capital BDC Special Meeting to approve Crescent Capital BDC Proposal #1, Crescent Capital BDC Proposal #2 and Crescent Capital BDC Proposal #3).

Under Delaware law and the Crescent Capital BDC Delaware Bylaws, only the matters stated in the notice of special meeting will be presented for action at the Crescent Capital BDC Special Meeting or at any adjournment or postponement of the Crescent Capital BDC Special Meeting.

If the shares of Crescent Capital BDC Common Stock of a Crescent Capital BDC stockholder are held in an account by a broker, bank or other institution or nominee, the institution or nominee will not vote the stockholder’s shares unless the stockholder provides instructions to the institution or nominee on how to vote the shares. These Crescent Capital BDC stockholders should instruct their institution or nominee how to vote their shares by following the voting instructions provided by each institution or nominee. If the shares of Crescent Capital BDC Common Stock of a Crescent Capital BDC stockholder are held in an account by a broker, bank or other institution or nominee, the stockholder may vote such shares at the Crescent Capital BDC Special Meeting only if the stockholder obtains proper written authority from such institution or nominee and presents it at the meeting.

Revocability of Proxies

Any Crescent Capital BDC stockholder “of record” (i.e., a stockholder holding shares directly in the stockholder’s name) giving a valid proxy for the Crescent Capital BDC Special Meeting may revoke it before it is exercised by:

•	giving a later dated properly executed proxy;

•	by submitting a new properly executed proxy after the date of the earlier submitted proxy;

•	by giving notice of revocation to Crescent Capital BDC in writing before or at the Crescent Capital BDC Special Meeting; or

•	by attending the Crescent Capital BDC Special Meeting and voting in person.

However, the mere presence at the Crescent Capital BDC Special Meeting by the stockholder does not revoke the proxy. If the stockholder’s shares are held in an account by a broker, bank or other institution or nominee, to revoke any voting instructions prior to the time the vote is taken at the Crescent Capital BDC Special Meeting, the stockholder must contact such broker, bank or other institution or nominee to determine how to revoke the stockholder’s vote in accordance with the policies of the broker, bank or other institution or nominee a sufficient time in advance of the Crescent Capital BDC Special Meeting.

Unless revoked as stated above, the shares of Crescent Capital BDC Common Stock represented by valid proxies will be voted on all matters to be acted upon at the Crescent Capital BDC Special Meeting. Crescent Capital BDC stockholders may revoke a proxy by any of these methods regardless of the method used to deliver a stockholder’s previous proxy.

Any adjournment, postponement or other delay of the Crescent Capital BDC Special Meeting, including for the purpose of soliciting additional proxies, will allow stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned, postponed or delayed.

Solicitation of Proxies

Crescent Capital BDC will bear the cost of solicitation of proxies in the form accompanying this joint proxy statement/prospectus. The costs and expenses of printing and mailing the registration statement (of which this joint proxy statement/prospectus forms a part) and all filing and other fees paid to the SEC in connection with the Transactions will be borne by the party incurring such expenses. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of Crescent Capital BDC Common Stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom Crescent Capital BDC will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of Crescent Capital BDC’s investment adviser or Crescent Capital BDC’s administrator, without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from Crescent Capital BDC stockholders.

Crescent Capital BDC will mail a copy of this joint proxy statement/prospectus, including the notice of special meeting and the proxy card included with these materials, to each holder of record of its common stock on the record date.

No Appraisal Rights

Crescent Capital BDC stockholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the Crescent Capital BDC Special Meeting.

DESCRIPTION OF THE TRANSACTIONS

The discussion in this joint proxy statement/prospectus, which includes the material terms of the Transactions and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex A and Annex B to this joint proxy statement/prospectus and is incorporated herein by reference in its entirety.

General Description of the Transactions

Subject to the terms and conditions of the Merger Agreement, Crescent Capital BDC will undergo the Reincorporation Merger, resulting in the reincorporation of Crescent Capital BDC from the State of Delaware into the State of Maryland. References to “Crescent Capital Maryland BDC” refer to the post-Reincorporation Merger corporation. Following the Reincorporation Merger, two additional mergers will occur: (1) Acquisition Sub will merge with and into Alcentra Capital, with Alcentra Capital remaining as the surviving entity in the First Merger as a wholly owned subsidiary of Crescent Capital Maryland BDC and (2) Alcentra Capital will merge with and into Crescent Capital Maryland BDC, with Crescent Capital Maryland BDC remaining as the surviving entity in the Second Merger.

Background of the Transactions

Since its IPO in May 2014 through mid-2017, Alcentra Capital invested primarily in lower middle-market companies (typically those with annual EBITDA of $5 million to $15 million) through mezzanine debt financing, often times with a corresponding equity investment, and, to a lesser extent, first lien, second lien and unitranche loans. However, after experiencing a number of significant credit losses in its mezzanine debt and equity investment portfolio and based on its view that the debt markets had entered into the later stages of the credit cycle, Alcentra Capital began shifting its investment strategy starting in the summer of 2017 to focus on making senior secured floating-rate loans to larger middle-market companies (typically those with annual EBITDA of $5 million to $25 million) backed by financial sponsors. In late 2017, Alcentra Capital further shifted its investment strategy to focus on larger, financial sponsor-backed, middle-market companies with annual EBITDA of $5 million to $75 million.

Alcentra Capital’s rotation to having a larger percentage of its portfolio in the senior part of the capital structure was intended to provide added protections, rights and remedies in case of a downturn in the economy or deterioration in the performance of a specific portfolio company. The addition of collateral enhanced Alcentra Capital’s creditor rights during a workout or bankruptcy proceeding relative to other unsecured creditors, and its transition to floating-rate debt investments, versus fixed rate mezzanine debt, was intended to reduce Alcentra Capital’s exposure to interest rate increases. While Alcentra Capital believed that this portfolio composition shift was in the best interests of its stockholders, the shift in investment strategy coupled with increased competition for private debt investment opportunities put pressure on its earnings and ability to sustain its historic dividend levels. As a result, and due to significant realized losses in the second half of 2017, Alcentra Capital lowered its quarterly dividend payout from $0.34 to $0.25 per share in the fourth quarter of 2017 and then to $0.18 per share in the first quarter of 2018.

On December 28, 2017, Joseph Stilwell and certain funds managed by him (Mr. Stilwell and any such funds holding voting interests in Alcentra Capital collectively referred to as the “Stilwell Funds”) filed a Schedule 13D with the SEC (the “December 2017 Schedule 13D”), reporting an approximate 7.2% beneficial ownership interest in Alcentra Capital (calculated based on the publicly reported number of outstanding shares of Alcentra Capital Common Stock as of November 6, 2017). In the December 2017 Schedule 13D, the Stilwell Funds disclosed that the purpose of their acquisition of Alcentra Capital Common Stock was “to profit from the appreciation in the market price of the shares” by “asserting shareholder rights,” and that they did not believe that the value of Alcentra Capital’s “assets [are] adequately reflected in the current price,” and that they hoped “to work with [Alcentra Capital] to reduce its share price’s discount to net asset value.”

After the filing of the December 2017 Schedule 13D, representatives of Alcentra Capital and Mr. Stilwell met in person on January 5, 2018 to discuss the Stilwell Funds’ position in Alcentra Capital Common Stock. During the meeting, Mr. Stilwell requested that Alcentra Capital initiate an open-market stock repurchase program for 10% of Alcentra Capital Common Stock per year, starting in 2018 (the “Stilwell Repurchase Request”), and that he was prepared to use his rights as a stockholder to launch a proxy contest in connection with Alcentra Capital’s 2019 annual meeting of stockholders in the event Alcentra Capital did not accede to his demand.

On March 2, 2018, the Stilwell Funds filed Amendment No. 1 to the December 2017 Schedule 13D, reporting additional acquisitions of Alcentra Capital Common Stock that increased the Stilwell Funds’ aggregate beneficial ownership interest to approximately 8.5% (calculated based on the publicly reported number of outstanding shares of Alcentra Capital Common Stock as of November 6, 2017).

Beginning in the spring of 2018 and following its public announcement of the shift towards senior secured investments and away from mezzanine investments, Alcentra Capital began to receive unsolicited inbound inquiries and non-binding proposals from various investment management platforms and BDCs regarding potential strategic transactions involving Alcentra Capital and/or affiliates thereof, including from Party A.

In connection with the receipt of such proposals and inquiries, the Alcentra Capital Board and its Nominating and Corporate Governance Committee the “Alcentra Capital Nominating Committee” held multiple teleconferences and meetings from April 27, 2018 through April 30, 2018, during which it discussed, in consultation with Alcentra Capital’s outside legal advisors, including its special Maryland counsel, Miles & Stockbridge P.C. (“Miles & Stockbridge”), and the then-current legal advisor to the independent members of the Alcentra Capital Board, potential responses to the proposals and inquiries, as well as the standard of conduct owed by directors of a Maryland corporation to the corporation and its stockholders with respect to the receipt of such proposals and inquiries, including in the context of the pending re-approval of Alcentra Capital’s investment advisory agreement with Alcentra NY.

Following a recommendation on April 28, 2018 from the Alcentra Capital Nominating Committee, on April 30, 2018, the Alcentra Capital Board approved the creation of the Advisory Agreement Oversight Committee (as subsequently renamed on November 5, 2018, the “Independent Director Committee”) in order to, among other things, review and evaluate the continuation and renewal of Alcentra Capital’s investment advisory agreement with Alcentra NY and any matters relating thereto, and review inbound inquiries from third parties regarding potential corporate finance and other strategic transactions with Alcentra Capital, communicating to these and other parties the procedures for submitting such proposals, evaluating the merits of such transactions and any proposals made subsequent thereto or in connection therewith, and, if deemed necessary, selecting and retaining financial and legal advisors to aid the Independent Director Committee in fulfilling its duties. The Independent Director Committee was comprised of the non-executive members of the Alcentra Capital Board —T. Ulrich Brechbühl, Edward Grebow, Douglas J. Greenlaw and Steven H. Reiff at the time of the Independent Director Committee’s formation. In addition, the Alcentra Capital Board determined that the term of the Independent Director Committee would expire in August 2018 unless extended by a majority vote of the Alcentra Capital Board.

On May 14, 2018, the Independent Director Committee held a telephonic conference with Alcentra Capital’s outside legal advisors, including Miles & Stockbridge, to review the standard of conduct under Maryland law governing the acts of directors, the standards of judicial review with regard to the Independent Director Committee’s review of inbound inquiries, including any proposals received to date, and potential responses thereto. The Independent Director Committee, in consultation with Alcentra Capital’s legal advisors, also discussed matters relating to the use of confidentiality agreements in the context of any review of potential strategic transactions, the terms thereof, and the legal and fiduciary implications thereof, as well as the potential engagement of an investment bank to act as financial advisor to the Independent Director Committee to assist the Independent Director Committee with its consideration of strategic alternatives. Thereafter, the Independent Director Committee reviewed an unsolicited, non-binding proposal from a third party received in early May 2018 and, after discussions, determined that the proposal was not then in the best interests of Alcentra Capital’s stockholders and instructed Alcentra Capital’s legal advisors to prepare a letter to be delivered to the third party’s representatives informing them that Alcentra Capital had determined not to engage in discussions with the third party regarding the proposed transaction at that time.

On June 22, 2018, in connection with a transition in management at Alcentra NY, the Alcentra Capital Board appointed Vijay Rajguru to serve as the Chief Executive Officer of Alcentra Capital and Suhail A. Shaikh and Peter M. Glaser each to serve as Co-Presidents of Alcentra Capital. Following this management transition, Alcentra Capital further shifted its investment focus to credits for larger middle-market companies with EBITDA of between $15 million and $75 million, backed by financial sponsors.

Also on June 22, 2018, the Independent Director Committee held a telephonic conference with Alcentra Capital’s outside legal advisors, including Miles & Stockbridge, to further discuss matters relating to the potential engagement of an external financial advisor, as well as the additional proposals and inquiries received to date and potential responses thereto. Following the June 22, 2018 telephonic conference, the Independent Director Committee instructed Alcentra Capital’s legal advisors to draft a written response to each entity that had submitted a proposal or inquiry, and to which Alcentra Capital had not yet formally responded, informing them that Alcentra Capital had determined not to engage in discussions with them regarding the various proposed transactions at that time.

On July 3, 2018, after review of the draft letter from Alcentra Capital’s outside legal advisors, Alcentra Capital delivered a letter to each of the parties that had submitted a proposal or inquiry to Alcentra Capital noting that Alcentra Capital had determined not to engage in discussions regarding a potential transaction at such time.

On July 27, 2018, the Stilwell Funds filed Amendment No. 2 to the December 2017 Schedule 13D, reporting acquisitions and sales of Alcentra Capital Common Stock that collectively decreased the Stilwell Funds’ aggregate beneficial ownership interest in Alcentra Capital Common Stock to approximately 7.4% (calculated based on the publicly reported number of outstanding shares of Alcentra Capital Common Stock as of July 11, 2018).

On September 28, 2018, the Independent Director Committee held a telephonic conference with members of Alcentra Capital’s management and representatives of Alcentra Capital’s legal advisor, Dechert LLP (“Dechert”), to discuss a letter received from one of Alcentra Capital’s stockholders requesting the establishment of a liquidating class of shares. During the meeting, the members of the Independent Director Committee discussed stockholder activism in general and potential responses to the liquidating share class proposal, ultimately instructing and authorizing Dechert to work with management to draft a response stating that such a proposal was not in the best interests of Alcentra Capital’s stockholders at that time.

On October 26, 2018, following the departures of T. Ulrich Brechbühl (resignation effective May 1, 2018) and Steven H. Reiff (resignation effective June 25, 2018) from the Alcentra Capital Board, neither of which was the result of any disagreement on any matter relating to Alcentra Capital’s operations, policies or practices, and the appointment as directors of Frederick Van Zijl and William H. Wright II, the Alcentra Capital Board, by unanimous written consent, appointed Messrs. Van Zijl and Wright to the Independent Director Committee, renewed the mandate of the Independent Director Committee, and extended the term of the Independent Director Committee to expire on the date of Alcentra Capital’s 2019 annual meeting of stockholders. Following the October 26, 2018 action, the Independent Director Committee consisted of Messrs. Grebow, Greenlaw, Van Zijl, and Wright, each of whom was deemed not to be an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act, of Alcentra Capital.

On November 5, 2018, during an in-person quarterly meeting, the Alcentra Capital Board further discussed with Alcentra Capital’s management and Dechert matters relating to stockholder activism and the Stilwell Repurchase Request. It was noted that Alcentra Capital’s publicly announced $5.0 million discretionary open-market share repurchase program, which had been authorized by the Alcentra Capital Board and implemented beginning in November 2017, prior to receipt of the Stilwell Repurchase Request, had terminated in accordance with its terms as of August 2018 upon Alcentra Capital’s repurchase of an aggregate of $5.0 million in common stock. In light of the foregoing, the Alcentra Capital Board authorized a $10.0 million discretionary open-market share repurchase program.

On November 7, 2018, Alcentra Capital received a letter from a third party indicating its interest in potentially engaging in a strategic transaction with Alcentra Capital through which the third party or its affiliates would invest equity in Alcentra Capital and become Alcentra Capital’s new investment adviser (the “November 7, 2018 Letter”).

On November 9, 2018, the Independent Director Committee held a telephonic meeting, with Alcentra Capital’s management and representatives of Dechert present at the invitation of the Independent Director Committee, to review and discuss the November 7, 2018 Letter. During the meeting, the members of the Independent Director Committee determined that the proposal set forth in the November 7, 2018 Letter was not in the best interests of Alcentra Capital’s stockholders at that time and to inform the interested third party of its decision. During the November 9, 2018 meeting, the members of the Independent Director Committee also reviewed and discussed information provided by Houlihan Lokey to Alcentra Capital that summarized certain potential strategic transaction alternatives for Alcentra Capital. Following review and discussion with representatives of Dechert, the Independent Director Committee decided to meet with the representatives of Houlihan Lokey on a future date, as well as other potential financial advisors, before determining whether to proceed with any formal strategic review process.

On November 14, 2018, the Independent Director Committee held a telephonic meeting with representatives of Houlihan Lokey, to discuss, with the assistance of the representatives of Houlihan Lokey, information provided by Houlihan Lokey summarizing certain potential strategic transaction alternatives for Alcentra Capital.

As a result of the departure of the primary attorney from the firm that represented the independent members of the Alcentra Capital Board and a potential conflict of interest at such attorney’s new firm, in late October and early November 2018, in light of the demonstrated third-party interest in entering into a strategic transaction with Alcentra Capital, the Chair of the Independent Director Committee held initial meetings with various firms to screen candidates to serve as independent counsel to the Independent Director Committee in order to assist the committee in its review and consideration of strategic alternatives. Following the initial meeting and screening process, and interviews with representatives of four different law firms, the Independent Director Committee held a telephonic meeting on November 21, 2018 to discuss and review the experience and qualifications of the representatives of each of the four firms. Upon the conclusion of the November 21, 2018 meeting, the Independent Director Committee agreed to retain Sullivan & Worcester LLP (“S&W”) as its independent outside legal advisor.

On November 27, 2018, the Stilwell Funds filed Amendment No. 3 to the December 2017 Schedule 13D, reporting the existence of an additional fund to the Stilwell Funds group and further acquisitions of Alcentra Capital Common Stock by the Stilwell Funds, which increased the Stilwell Funds’ aggregate beneficial ownership interest in Alcentra Capital Common Stock to approximately 7.6% (calculated based on the publicly reported number of outstanding shares of Alcentra Capital Common Stock as of November 5, 2018).

On December 2, 2018, in light of the increased stockholder activism, the length of time it would likely take to rotate the legacy portfolio into larger middle-market, financial-sponsor-backed credits, and Alcentra Capital’s capital-raising constraints given Alcentra Capital Common Stock’s market price relative to book value, members of the Independent Director Committee held a telephonic conference with representatives of Alcentra Capital’s management to discuss, among other matters, Alcentra NY’s and its affiliates’ ability to provide financing for, or make a significant investment in, Alcentra Capital in order to accelerate the rotation of the legacy portfolio and to address stockholder activism. During the December 2, 2018 meeting, representatives of Alcentra Capital’s management informed the Independent Director Committee that no such support would be forthcoming and, as a result, Alcentra NY would support any decision by the Independent Director Committee to formally launch a process to review strategic alternatives for Alcentra Capital. Thereafter, during December 2018, the Independent Director Committee held multiple discussions with representatives of S&W to discuss whether to engage an investment bank to act as financial advisor to the Independent Director Committee and to assist it in soliciting potential strategic partners and reviewing strategic alternatives that might benefit Alcentra Capital’s stockholders, Alcentra Capital’s competitive positioning, and to accelerate Alcentra Capital’s corporate initiative to transition the portfolio to upper middle-market senior secured investments. As a result of these discussions, on December 19, 2018, the Independent Director Committee met telephonically with one potential financial advisor, and on January 8, 2019, the Independent Director Committee met in person with three potential financial advisors, including Houlihan Lokey, regarding their experience and qualifications and to provide the Independent Director Committee with preliminary perspectives regarding Alcentra Capital’s potential exploration of strategic alternatives.

On January 11, 2019, the Independent Director Committee held a telephonic meeting with representatives of S&W to review and discuss each potential financial advisor’s experience and qualifications. The parties discussed the various strategic alternatives reviewed by each firm and the experience of each team in the BDC and direct lending sectors and in the mergers and acquisitions field in general, as well as any material relationships of the firms with Alcentra Capital or Alcentra NY, fee proposals, and other matters. Thereafter, the Independent Director Committee determined to engage in negotiations with two financial advisory firms, including Houlihan Lokey, in order to further review the terms of engagement with each, including compensation arrangements, as well as any material relationships of the firms with Alcentra Capital or Alcentra NY.

On January 18, 2019, after follow-up meetings with the two financial advisory firms, including Houlihan Lokey, the Independent Director Committee held a telephonic meeting with representatives of S&W to further discuss the negotiations with the two firms, including with respect to the fee structures proposed by each. Thereafter, the committee discussed next steps with respect to engaging a financial advisor and determined that the Chair of the Independent Director Committee would continue negotiations with the two potential financial advisors.

On January 24, 2019, the Stilwell Funds delivered a letter to Alcentra Capital notifying Alcentra Capital of the Stilwell Funds’ intent to nominate two individuals (as well as an alternate nominee) for election as directors at Alcentra Capital’s 2019 annual meeting, including exhibits and other information delivered pursuant to the advance notice provisions of the Alcentra Capital Bylaws (collectively, the “Stilwell Funds Notice Letter”).

The following day, on January 25, 2019, representatives of Alcentra Capital’s management held multiple calls with its legal advisors and S&W, as counsel to the Independent Director Committee, to discuss the Stilwell Funds Notice Letter and to consider possible responses. Later in the day, the Stilwell Funds filed Amendment No. 4 to the December 2017 Schedule 13D, reporting the delivery to Alcentra Capital of the Stilwell Funds Notice Letter and additional acquisitions of Alcentra Capital Common Stock by the Stilwell Funds, which increased the Stilwell Funds’ aggregate beneficial ownership interest in Alcentra Capital Common Stock to approximately 8.1% (calculated based on the publicly reported number of outstanding shares of Alcentra Capital Common Stock as of November 5, 2018). Among other things, Amendment No. 4 to the December 2017 Schedule 13D stated that the Stilwell Funds had delivered the Stilwell Funds Notice Letter due to the fact that Alcentra Capital did not repurchase 10% or more of Alcentra Capital’s outstanding shares during 2018. Thereafter, Alcentra Capital’s management confirmed a meeting with representatives of the Stilwell Funds on January 28, 2019.

On January 28, 2019, representatives of Alcentra Capital’s management met in person with representatives of the Stilwell Funds to discuss the Stilwell Funds Notice Letter and the Stilwell Funds’ position regarding Alcentra Capital’s investment strategy and whether the Stilwell Funds had alternative proposals to enhance stockholder value. During the meeting the representatives of the Stilwell Funds informed Alcentra Capital’s management that the Stilwell Funds preferred Alcentra Capital to continue to take actions to reduce the then-current discount to net asset value per share at which Alcentra Capital Common Stock was trading.

Later in the day on January 28, 2019, the Alcentra Capital Board held a telephonic meeting, which included each member of the Independent Director Committee and representatives of Alcentra Capital’s management, Dechert, and S&W, to discuss management’s meeting with the Stilwell Funds, the Stilwell Funds Notice Letter, the response strategy relating thereto and events in general that had occurred since the Independent Director Committee’s last meeting on January 18, 2019. During the meeting, the members of the Independent Director Committee, in consultation with Alcentra Capital’s management and representatives of S&W and Dechert, discussed the potential launch of a formal strategic alternatives review process and updates relating to the Independent Director Committee’s review of potential financial advisors to assist in connection therewith. After noting that the members of the Independent Director Committee had held discussions with multiple financial advisors during the previous weeks, and had entered into advanced discussions with Houlihan Lokey and another potential financial advisor, the members of the Independent Director Committee noted specifically Houlihan Lokey’s experience in the BDC space and the better financial terms set forth in its draft engagement letter, as compared to the other potential financial advisor. Further discussion ensued regarding the benefits and potential risks of running a strategic alternatives review process, including in light of a potential proxy contest, the reasonableness of fees in the draft Houlihan Lokey engagement letter, and other related matters.

Additional discussion ensued among the members of the Independent Director Committee at the January 28, 2019 meeting, during which the members of the Independent Director Committee noted that while Alcentra Capital’s management had succeeded in stabilizing Alcentra Capital’s net asset value and maintaining the quarterly dividend in recent quarters, Alcentra Capital’s stockholders would be best served by launching a review of strategic alternatives in order to review potential options to accelerate Alcentra Capital’s corporate initiative to transition the portfolio to upper middle-market senior secured investments. Thereafter, in consultation with representatives of S&W and Dechert, the Independent Director Committee determined to undertake a full review of strategic alternatives for maximizing short- and long-term stockholder value, including but not limited to a potential stock sale, asset sale, merger, buyout, tender offer or similar transaction involving Alcentra Capital, or the engagement of a new investment adviser. In connection therewith, upon the recommendation of the Alcentra Capital Nominating Committee, on February 7, 2019, the Alcentra Capital Board determined that such strategic review would be conducted by the Independent Director Committee and explicitly authorized, by unanimous written consent, the Independent Director Committee to launch the strategic alternatives review process, delegated authority to the Independent Director Committee to generally manage, oversee and approve all matters relating to such review process, subject to state law requirements, and extended the term of the Independent Director Committee indefinitely, subject to further action by the Alcentra Capital Board.

The next day, on February 8, 2019, the Independent Director Committee held a telephonic meeting with the representatives of S&W to further review and discuss the two potential financial advisors’ experience, qualifications, and any material relationships of the firms with Alcentra Capital or Alcentra NY, as well as the status of negotiations with each. Following further discussion, the Independent Director Committee authorized the engagement of Houlihan Lokey as financial advisor to assist the Independent Director Committee in the exploration of strategic alternatives, and Houlihan Lokey was formally engaged later that day.

On February 15, 2019, the Independent Director Committee held a telephonic organizational meeting with representatives of Houlihan Lokey, Alcentra Capital’s management, S&W, and Dechert in attendance to discuss various matters relating to the strategic alternatives review process. In consultation with the representatives of Alcentra Capital’s management, S&W, and Dechert, the Independent Director Committee discussed generally the objectives of the strategic alternatives review process, including maximization of value for stockholders and improving the liquidity of Alcentra Capital Common Stock, various execution alternatives, including the potential for a joint venture, stock sale, asset sale, merger or reverse merger, new investor adviser, or a primary share issuance, sequencing and timing considerations regarding various types of transactions and other administrative matters, including information to be prepared and compiled for interested parties’ review. In addition, the Independent Director Committee, with the assistance of representatives of Houlihan Lokey, S&W, and Dechert, discussed and reviewed confidentiality agreements in the context of the strategic alternatives review process, and the legal and fiduciary implications thereof and noted that S&W and Dechert would work with

Houlihan Lokey and the Chair of the Independent Director Committee to finalize a form of confidentiality agreement for use in the solicitation process. Prior to the conclusion of the February 15, 2019 meeting, the Independent Director Committee and the representatives of Houlihan Lokey reviewed and discussed a preliminary list of parties that could potentially be interested in pursuing a strategic transaction with Alcentra Capital, after which the Independent Director Committee directed the representatives of Houlihan Lokey to first explore potential strategic transaction opportunities involving Alcentra Capital and Alcentra NY from a targeted list of such parties before turning the focus to other alternatives (“Strategic Alternatives Review Phase I”).

On March 1, 2019, during a telephonic meeting of the Independent Director Committee, at which representatives of Alcentra Capital’s management, Houlihan Lokey, S&W, and Dechert were present at the invitation of the Independent Director Committee, representatives of Houlihan Lokey provided an update to the Independent Director Committee on the solicitation process and other general updates with respect to Strategic Alternatives Review Phase I. During the meeting, Houlihan Lokey informed the Independent Director Committee that Alcentra Capital’s management and legal advisors had prepared a form of confidentiality agreement to be sent to parties interested in participating in Strategic Alternatives Review Phase I for execution prior to receiving non-public evaluation material about Alcentra Capital, its operations and its portfolio investments. The form of confidentiality agreement included customary “standstill” and related provisions designed to protect the strategic alternatives review process, along with a provision that would allow bidders to confidentially request a waiver of the standstill provisions once a strategic transaction had been publicly announced, which would allow the Independent Director Committee to receive and consider competing proposals. The representatives of Houlihan Lokey also summarized Houlihan Lokey’s initial discussions with parties already contacted in Strategic Alternatives Review Phase I, including Party D, plans for outreach to additional parties in Strategic Alternatives Review Phase I, including descriptions of those parties and their investment strategies.

On March 5, 2019, CCG LP was first contacted by Houlihan Lokey on behalf of the Independent Director Committee in regards to a potential strategic transaction with Alcentra Capital.

On March 7, 2019, the Stilwell Funds filed Amendment No. 5 to the December 2017 Schedule 13D, reporting that the Stilwell Funds had increased their economic exposure in Alcentra Capital through the purchase of certain cash-settled swaps with respect to an aggregate of 63,727 shares of Alcentra Capital Common Stock, which provided the Stilwell Funds with economic results comparable to the economic results of beneficial ownership of such shares, but without the power to vote or direct the voting or dispose of or direct the disposition of the shares. As of the date of Amendment No. 5 to the December 2017 Schedule 13D, the Stilwell Funds’ aggregate beneficial ownership interest in Alcentra Capital Common Stock was approximately 8.1% (calculated based on the publicly reported number of outstanding shares of Alcentra Capital Common Stock as of November 5, 2018).

On March 8, 2019, CCG LP executed a confidentiality agreement in regards to Alcentra Capital containing a customary “standstill” with the ability to confidentially request a waiver of the standstill provisions once a strategic transaction had been publicly announced.

On March 11, 2019, at a meeting of the Independent Director Committee held prior to a meeting of the Alcentra Capital Board, the representatives of Houlihan Lokey provided the Independent Director Committee an update on the activity authorized by the Independent Director Committee that had taken place in Strategic Alternatives Review Phase I since the last meeting of the committee. During the meeting, at which representatives of Alcentra Capital’s management, S&W and Dechert were also present at the invitation of the Independent Director Committee, Houlihan Lokey informed the Independent Director Committee that, at the direction of the Independent Director Committee, it had engaged in discussions during Strategic Alternatives Review Phase I with four parties, two of which, CCG LP and Party D, had executed confidentiality agreements with Alcentra Capital. The representatives of Houlihan Lokey then provided the Independent Director Committee with an overview of each of the four parties, including the investment criteria of each, noted that principal-to-principal meetings to discuss opportunities had been scheduled with three of the potential partners, including CCG LP and Party D, and discussed timing expectations with respect to submission of initial proposals. The representatives of

Houlihan Lokey also provided an update regarding the population of the electronic data room. Thereafter, the Independent Director Committee, in consultation with the representatives of Houlihan Lokey, S&W, and Dechert, discussed the potential for expanding the scope of the strategic review process. Thereafter, the Independent Director Committee, after consultation with the representatives of Houlihan Lokey, S&W and Dechert, directed Houlihan Lokey to prepare to solicit initial indications of interest from a wider group of interested parties. The Independent Director Committee, in consultation with the advisors present, also discussed the potential effects that the Stilwell Funds’ position in Alcentra Capital could have on the strategic alternative review process and related timing considerations and other matters.

At the meeting of the Alcentra Capital Board held on March 11, 2019, the Alcentra Capital Board appointed Mr. Shaikh to serve as Alcentra Capital’s Chief Executive Officer in order to fill the vacancy created by Mr. Rajguru’s resignation, which was the result of a further transition in Alcentra NY’s management structure. Mr. Rajguru would continue to serve as chairman of the Alcentra Capital Board.

On March 12, 2019, representatives of Alcentra Capital’s management met principal-to-principal, in person, with representatives of CCG LP to discuss potential strategic transaction opportunities, including matters relating to each company’s investment strategy and portfolio.

On March 13, 2019, representatives of Alcentra Capital’s management met principal-to-principal, by video conference, with representatives of Party D to discuss potential strategic transaction opportunities, including matters relating to each company’s investment strategy and portfolio.

Also on March 13, 2019, representatives of the parties who had executed confidentiality agreements in Strategic Alternatives Review Phase I were provided access to a preliminary electronic data room, which included a confidential information packet, supplementary financial and tax information, and a detailed schedule of Alcentra Capital’s investment assets.

Between March 13, 2019 and April 1, 2019, senior members of CCG LP held internal meetings and had discussions with certain members of the Crescent Capital BDC Board to discuss Alcentra Capital.

On March 15, 2019, the Independent Director Committee received an update from Houlihan Lokey regarding the status of Strategic Alternatives Review Phase I, after which, on March 22, 2019, the Independent Director Committee held a meeting to discuss, with the assistance of Houlihan Lokey, the results of Strategic Alternatives Review Phase I. During the March 22, 2019 meeting, representatives of Houlihan Lokey provided an update to the Independent Director Committee about inquiries from and discussions with potential partners, including CCG LP, Party A, and Party D, with respect to various strategic transactions, including potential asset acquisition transactions and business combinations. In light of the receipt of multiple unsolicited inbound inquires, the Independent Director Committee, in consultation with the representatives of Houlihan Lokey, discussed the possibility of publicly announcing the strategic alternatives review process and broadening its focus to include outreach to parties that may be interested in transactions including, but not limited to, a potential stock sale, asset sale, merger or reverse merger, appointment of a new investor adviser, or a primary share issuance (“Strategic Alternatives Review Phase II”), and the likelihood of parties currently in discussions with Alcentra Capital in Strategic Alternatives Review Phase I participating in Strategic Alternatives Review Phase II.

On March 21, 2019, the Crescent Capital BDC Board held its regular quarterly in-person meeting. During the meeting, representatives of Crescent Capital BDC’s legal advisor, Kirkland & Ellis LLP (“Kirkland”), discussed a potential IPO of Crescent Capital BDC, provided an overview of the IPO process and discussed the unique nature of BDC IPOs and certain Investment Company Act requirements related thereto. The representatives of Kirkland then discussed alternative pathways to the traditional IPO process, including the possibility of acquiring or merging with a BDC that was already publicly listed. Representatives of Crescent Capital BDC’s management then provided an update on recent IPO and merger activity in the BDC market generally (as well as how it relates to a potential transaction with Alcentra Capital), and discussed its consideration of submitting a preliminary indication of interest relating to a recent business combination opportunity.

On March 25, 2019 and March 26, 2019, representatives of Alcentra Capital’s management held business and portfolio diligence calls with representatives of CCG LP and Crescent Capital BDC’s management.

On April 1, 2019, representatives of Alcentra Capital’s management held a telephonic portfolio review sessions with representatives of Crescent Capital BDC’s management.

Also on April 1, 2019, CCG LP submitted to Alcentra Capital a non-binding initial indication of interest with respect to a potential transaction whereby (1) Crescent Capital BDC would merge into Alcentra Capital in a stock-for-stock transaction, with Alcentra Capital as the surviving entity, (2) Crescent Cap Advisors would enter into an advisory agreement to manage the combined entity, and (3) Crescent Cap Advisors would enter into a five-year sub-advisory agreement with Alcentra NY (the “CCG Phase I Proposal”). The proposed exchange ratio range in the CCG Phase I Proposal was $10.24 to $10.57 per share of Alcentra Capital Common Stock, or approximately 92% to 95% of Alcentra Capital’s net asset value per share as of December 31, 2018. With regard to fee structure, the CCG Phase I Proposal included (1) a proposed 1.5% management fee on aggregate gross assets of the combined entity, excluding cash (to be reduced by 0.5% for twelve months following the closing of the proposed transaction pursuant to a waiver); and (2) a 17.5% incentive fee (to be waived for twelve months following the closing of the proposed transaction) subject to a 1.5% quarterly (6.0% per annum) preferred return. The sub-advisory arrangement details in the CCG Phase I Proposal proposed that Alcentra NY would receive a fixed fee for sub-advisory services to the combined entity based on Alcentra NY’s share of base management fees earned by Crescent Cap Advisors to be calculated based on Alcentra Capital’s contributed net asset value to the combined entity at closing of the proposed transaction. The CCG Phase I Proposal also generally proposed a post-closing capital support mechanism for the combined entity’s common stock. The CCG Phase I Proposal was not subject to any financing contingency, but did note that any transaction would be subject to approval by the Crescent Capital BDC Board, stockholders of both Crescent Capital BDC and Alcentra Capital, and other customary conditions.

On April 2, 2019, the Independent Director Committee held a telephonic meeting, with representatives of Houlihan Lokey, Alcentra Capital’s management, S&W, Miles & Stockbridge and Dechert present at the invitation of the Independent Director Committee, to provide an update with respect to Strategic Alternatives Review Phase I and to review and discuss the CCG Phase I Proposal. The representatives of Houlihan Lokey noted that, of the five parties that had engaged in substantive discussions with Alcentra Capital during Strategic Alternatives Review Phase I, only CCG LP had submitted an indicative proposal. The Independent Director Committee also discussed, in consultation with the representatives of Houlihan Lokey, the multiple unsolicited inbound requests received during Strategic Alternatives Review Phase I and in 2018 prior to launch of Strategic Alternatives Review Phase I, including from Party A, and whether such parties would potentially be interested in a public bid process in the event Alcentra Capital pursued Strategic Alternatives Review Phase II.

Further discussion ensued among the members of the Independent Director Committee with the assistance of its financial and legal advisors during the April 2, 2019 meeting, during which the Independent Director Committee, with the assistance of the representatives of Houlihan Lokey, reviewed the CCG Phase I Proposal in detail, including the premium CCG LP’s cited consideration represented over the current market price of Alcentra Capital Common Stock, the proposed terms of the advisory fee structure and related waiver, the sub-advisory compensation arrangement, and the proposal for post-closing secondary market trading support plan. Additional discussion ensued regarding prior transactions in the BDC space, the pro forma net asset value of the proposed combined entity in the CCG Phase I Proposal, the potential benefits to CCG LP of such a merger, including with respect to the listing of Crescent Capital BDC Common Stock, which was currently not listed, and the potential liquidity of any combined entity’s common stock post-closing. Further discussion ensued regarding whether CCG LP was likely to participate in Strategic Alternatives Review Phase II and improve its bid. Thereafter, the members of the Independent Director Committee discussed with Miles & Stockbridge the standard of conduct owed by directors of a Maryland corporation to the corporation and its stockholders in the context of a potential change of control transaction and in light of receipt of the CCG Phase I Proposal, and the standards of judicial review with regard to a strategic transaction review process. Additional discussion ensued regarding the potential benefits of negotiating with CCG LP versus the potential benefits of announcing Strategic Alternatives Review Phase II, including the effects of one on the other and timing considerations.

On April 4, 2019, the Independent Director Committee held a telephonic meeting, with representatives of Houlihan Lokey and S&W present at the invitation of the Independent Director Committee, to discuss further the merits of negotiating with CCG LP versus the merits of announcing Strategic Alternatives Review Phase II, and the potential benefits of each. Following the discussions, the Independent Director Committee unanimously resolved to commence Strategic Alternatives Review Phase II, to publicly announce the same, and authorized Houlihan Lokey to begin outreach efforts for Strategic Alternatives Review Phase II.

Later on April 4, 2019, following additional discussions by and among the members of the Independent Director Committee, with the assistance of its financial and legal advisors, and Alcentra Capital’s management, Alcentra Capital publicly announced that the Alcentra Capital Board had entered into a formal review process to evaluate strategic alternatives, that the Independent Director Committee had been authorized to lead the process, and that the Independent Director Committee had engaged Houlihan Lokey as its financial advisor.

Also on April 4, 2019, the Stilwell Funds filed Amendment No. 6 to the December 2017 Schedule 13D, reporting that the Stilwell Funds had further increased their economic exposure in Alcentra Capital through the purchase of certain cash-settled swaps with respect to an aggregate of 233,831 shares of Alcentra Capital Common Stock. As of the date of Amendment No. 6 to the December 2017 Schedule 13D, Stilwell Funds’ aggregate beneficial ownership interest in Alcentra Capital Common Stock was approximately 8.6% (calculated based on the publicly reported number of outstanding shares of Alcentra Capital Common Stock as of March 8, 2019).

On April 15, 2019, the Independent Director Committee held a telephonic meeting, with representatives of Houlihan Lokey, Alcentra Capital’s management, S&W, and Dechert present at the invitation of the Independent Director Committee, to receive an update on the solicitation process in Strategic Alternatives Review Phase II. Houlihan Lokey informed the Independent Director Committee that 80 potentially interested parties had been contacted regarding interest in a potential strategic transaction, including inbound requests from interested parties, and that 10 parties had executed confidentiality agreements as of the date of the meeting, including Party D, CCG LP, and Party A. The Independent Director Committee and representatives of S&W and Dechert then discussed the form of confidentiality agreement being negotiated with interested parties, including the standstill provisions and overall terms of the confidentiality agreement. During the discussion, representatives of Dechert noted that, as previously discussed with the Independent Director Committee, under the standard form of confidentiality agreement, following public announcement of any strategic transaction, bidders would be allowed to approach the committee confidentially to seek a waiver of the standstill in order to submit a competing proposal. Thereafter, the Independent Director Committee informed Alcentra Capital’s management and legal advisors that, although the form confidentiality agreements to be executed by interested parties were subject to negotiation and subsequent agreement between such parties and Alcentra Capital, any material deviations from the form confidentiality agreement would require review by the Independent Director Committee and/or S&W in order to protect the integrity of the strategic transaction review process and to prevent any single interested party from having any advantage over others during the solicitation process.

Later in the day on April 15, 2019, representatives of the parties who had executed confidentiality agreements were provided access to an electronic data room for Strategic Alternatives Review Phase II, which included a confidential information packet, supplementary financial and tax information, a detailed schedule of Alcentra Capital’s investment assets, and a process letter for the first round of Strategic Alternatives Review Phase II. Among other things, the first round process letter requested submissions of initial indications of interest for Strategic Alternatives Review Phase II by May 17, 2019.

Throughout the remainder of April 2019, interested parties continued to enter into confidentiality agreements with Alcentra Capital and access the electronic data room, and representatives of Houlihan Lokey, Alcentra

Capital’s management, S&W and Dechert provided regular updates to the Independent Director Committee and its chairman regarding the first round of Strategic Alternatives Review Phase II.

On April 16, 2019, the Stilwell Funds filed Amendment No. 7 to the December 2017 Schedule 13D Stilwell memorandum disclosing that the Stilwell Funds had mailed a letter with supporting slides to other stockholders of Alcentra Capital stating generally that Stilwell Funds believed that Alcentra Capital should sell itself to the highest bidder or liquidate.

On May 3, 2019, during a portion of a regular meeting of the Alcentra Capital Board at which representatives of Alcentra Capital’s management and Dechert, and at the request of the Independent Director Committee, S&W and Houlihan Lokey, were present, the representatives of Houlihan Lokey provided an update to the board members, including the members of the Independent Director Committee, on the status of Strategic Alternatives Review Phase II authorized by the Independent Director Committee. At such date, Houlihan Lokey had contacted 92 parties in connection with Alcentra Capital’s review of strategic alternatives, with 38 parties having executed confidentiality agreements. Thereafter, the members of the Independent Director Committee, in consultation with management, and with the assistance of its financial and legal advisors, discussed, among other items, the types of transactions in which the potential bidders had expressed preliminary interest and activity in the electronic data room.

Following the May 3, 2019 Alcentra Capital Board meeting, Party B and Party C executed confidentiality agreements with Alcentra Capital and were provided access to the electronic data room.

On May 8, 2019 and May 9, 2019, the Crescent Capital BDC Board held its regular quarterly meeting. During the meeting, management of Crescent Capital BDC discussed its evaluation of the potential Alcentra Capital merger, provided an update on merger activity in the BDC market generally (as well as how it relates to the potential Alcentra Capital merger), and discussed its intent to submit an indication of interest relating to a business combination in the first round of Strategic Alternatives Review Phase II.

On May 14, 2019, the independent directors of the Crescent Capital BDC Board met with representatives of Proskauer Rose LLP (“Proskauer”). The independent directors subsequently engaged Proskauer by written consent on or about May 23, 2019.

Between May 10, 2019 and May 19, 2019, Alcentra Capital received 20 total indicative proposals from 18 parties in connection with the first round of Strategic Alternatives Review Phase II, including from CCG LP (May 17, 2019), Party A (May 17, 2019), Party B (May 17, 2019), Party C (May 17, 2019), and Party D (May 15, 2019). The first round indications of interest comprised 11 business combination proposals, five asset purchase proposals, three proposals describing primary investments in Alcentra Capital coupled with a replacement of the investment adviser, and one proposal to replace Alcentra Capital’s investment adviser.

On May 17, 2019, CCG LP submitted a first round proposal relating to a business combination. CCG LP’s initial proposal in Strategic Alternatives Review Phase II (the “CCG Initial Phase II Proposal”) proposed a stock-for-stock business combination pursuant to which Crescent Capital BDC (or a wholly-owned subsidiary) would acquire all of Alcentra Capital Common Stock pursuant to a merger, with Crescent Capital BDC as the surviving entity and concurrently listing on NASDAQ. The proposed exchange ratio range in the CCG Initial Phase II Proposal was $10.61 to $11.73 per share of Alcentra Capital Common Stock, or approximately 95% to 105% of Alcentra Capital’s net asset value per share as of March 31, 2019, consisting of 75% to 85% Crescent Capital BDC common stock (based on a fixed exchange ratio) and 15% to 25% cash from a combination of Crescent Capital BDC and its affiliates. With regard to fee structure, the CCG Initial Phase II Proposal proposed that the current investment advisory agreement between Crescent Capital BDC and Crescent Cap Advisors would remain in place post-closing with the following terms: (1) a 1.5% management fee on aggregate gross assets of the combined entity, excluding cash; and (2) a 17.5% incentive fee subject to a 1.5% quarterly (6.0% per annum) preferred return. The CCG Initial Phase II Proposal also generally proposed a post-closing capital support mechanism for the combined entity’s common stock, noting the possibility of lockups for Crescent Capital BDC’s stockholders post-closing. The CCG Initial Phase II Proposal was not subject to any financing contingency, but did note that any transaction would be subject to additional diligence and meetings with Alcentra Capital’s management, approval by the Crescent Capital BDC Board and stockholders of both Crescent Capital BDC and Alcentra Capital, and other customary conditions.

On May 20, 2019, the Independent Director Committee held a telephonic meeting with representatives of Houlihan Lokey, Alcentra Capital’s management, S&W, and Dechert in attendance to review the indications of interest received in the first round of Strategic Alternatives Review Phase II. Houlihan Lokey noted that they had been in contact with 95 parties in connection with Alcentra Capital’s review of strategic alternatives with 56 parties having executed confidentiality agreements, each of which provided the bidder with the right to privately request a waiver of the standstill provisions following public announcement of a strategic transaction involving Alcentra Capital. Following discussion, the members of the Independent Director Committee reached consensus regarding which parties should be invited to participate in the second round of Strategic Alternatives Review Phase II. At the conclusion of the meeting, the Independent Director Committee instructed Houlihan Lokey to invite six parties to the second round of Strategic Alternatives Review Phase II, which included eight proposals in aggregate: five business combination proposals (CCG LP, Party C, Party D, Party E, and Party G) and three all-cash asset purchase proposals (Party E, Party F, and Party G). Party E and Party G each submitted an asset purchase proposal and a business combination proposal in the first round of Strategic Alternatives Review Phase II. In addition, the Independent Director Committee instructed Houlihan Lokey to contact Party A and Party B to encourage each party to improve its business combination proposal to reach an acquisition price range that was competitive with the other proposals. The other parties that submitted indications of interest in the first round of Strategic Alternatives Review Phase II proposed acquisition prices or other forms of consideration that were less attractive from a financial perspective than those submitted by CCG LP and Parties A through G, or otherwise had characteristics that led the Independent Director Committee to conclude that such indications of interest did not satisfy the objectives of the strategic alternatives review process.

On May 21, 2019, the data room access for those parties not invited to the second round of Strategic Alternatives Review Phase II was suspended, and Alcentra Capital began populating an expanded electronic data room for parties invited to participate in the second round.

The second round bidder diligence process was conducted over the following six weeks and included access to the second round electronic data room and various diligence discussions with representatives of Alcentra Capital’s management. During this period, starting on June 5, 2019, representatives of Alcentra Capital’s management participated in portfolio review sessions and other diligence meetings with CCG LP (June 5, 2019), Party A, Party B, Party C, Party D, and Party F. In addition, during this time period, the Chair of the Independent Director Committee held meetings with Party D and Party C on June 12, 2019 and June 18, 2019, respectively.

Also on May 21, 2019, the Stilwell Funds filed Amendment No. 8 to the December 2017 Schedule 13D, reporting that the Stilwell Funds had further increased their economic exposure in Alcentra Capital through the purchase of certain cash-settled swaps with respect to an aggregate of 363,449 shares of Alcentra Capital common stock. As of the date of Amendment No. 8 to the December 2017 Schedule 13D, Stilwell Funds’ aggregate beneficial ownership interest in Alcentra Capital Common Stock was approximately 8.6% (calculated based on the publicly reported number of outstanding shares of Alcentra Capital Common Stock as of May 6, 2019).

On May 23, 2019, Party A and Party B each communicated updated business combination proposals to the representatives of Houlihan Lokey, which moved them into an acquisition price range that was competitive with the other proposals under consideration by the Independent Director Committee. As a result, each of Party A and Party B was invited to participate in the second round of Strategic Alternatives Review Phase II and were provided access to the expanded electronic data room.

Also on May 23, 2019, management of Crescent Capital BDC informed the Crescent Capital BDC Board that CCG LP had been admitted by Alcentra Capital into the second round of Strategic Alternatives Review Phase II.

On May 24, 2019, CCG LP informed Houlihan Lokey of its interest in discussing potential financing options with financing sources for the pro forma combined entity resulting from a combination of Crescent Capital BDC with Alcentra Capital. Following authorization of the Independent Director Committee, CCG LP subsequently joined three financing sources, including Ally Bank, to CCG LP’s confidentiality agreement on May 28, 2019, May 31, 2019 and June 10, 2019.

On May 29, 2019, Houlihan Lokey distributed to the Independent Director Committee a supplement to the discussion materials previously reviewed by the Independent Director Committee on May 20, 2019, summarizing and comparing the indications of interest received in the first round of Strategic Alternatives Review Phase I, including the revised bids from Party A and Party B.

On May 31, 2019, at the direction of the Independent Director Committee, Houlihan Lokey uploaded to the electronic data room a second round process letter for Strategic Alternatives Review Phase II, requesting submission of final bids from the remaining participants, along with mark-ups of an auction draft asset purchase agreement or merger agreement, as applicable, and other requested information, by the close of business on June 19, 2019.

On June 4, 2019, upon authorization from the Independent Director Committee, in consultation with Alcentra Capital’s management and S&W and Dechert, Houlihan Lokey provided the remaining bidders with the auction draft agreements.

In the beginning of June 2019, management of Crescent Capital BDC interviewed BofA Merrill Lynch and another nationally recognized investment bank to advise Crescent Capital BDC on a potential transaction with Alcentra Capital, and ultimately selected BofA Merrill Lynch based on BofA Merrill Lynch’s experience in the BDC space and knowledge of transactions of this type. Crescent Capital BDC also received disclosure (which was subsequently updated on August 6, 2019) pertaining to certain relationships between BofA Merrill Lynch and its affiliates, on the one hand, and certain parties involved in the transaction, on the other hand. After discussion and consideration of these disclosures, Crescent Capital BDC determined that BofA Merrill Lynch did not have any material conflict of interest that would prevent it from serving as financial advisor to Crescent Capital BDC.

On June 11, 2019, management of Crescent Capital BDC held an informal meeting with the Crescent Capital BDC Board to provide an update on the Alcentra Capital process.

On June 12, 2019, Crescent Capital BDC formally engaged BofA Merrill Lynch.

On June 18, 2019, management of Crescent Capital BDC held a meeting with the Crescent Capital BDC Board to discuss the Alcentra Capital process, the due diligence performed to date and the intent to submit a proposal relating to a business combination in the second round of Strategic Alternatives Review Phase II. Representatives of BofA Merrill Lynch and Kirkland attended the meeting. At the direction of the Crescent Capital BDC Board, BofA Merrill Lynch gave a presentation to the Crescent Capital BDC Board that included an overview of the potential merger with Alcentra Capital, including strategic rationale, key transaction terms, an analysis of Alcentra Capital’s adjusted net asset value, Crescent Capital BDC’s proposed sources and uses for funding the merger, comparative fee structures and considerations about Alcentra Capital’s portfolio including valuation and portfolio company credit quality. The Crescent Capital BDC Board considered, among other things, that while a merger with Alcentra Capital could cause dilution to Crescent Capital BDC stockholders’ voting interests and the NAV per share of the combined company’s common stock, it would create a top-15 publicly traded, externally managed BDC with enhanced size and scale, improved portfolio diversification, trading liquidity and increased ability to raise capital.

On June 19, 2019, upon request from several remaining bidders and authorization from the Independent Director Committee, Houlihan Lokey informed bidders that the bid deadline for second round proposals had been extended to June 21, 2019.

On June 19, 2019, each of Party B and Party D submitted second round business combination bids, along with supporting materials and markups of the auction draft merger agreement. Party B’s second round bid (the “Party B Business Combination Proposal”) proposed to acquire all of Alcentra Capital Common Stock pursuant to a merger by and among Alcentra Capital and Party B, with Party B as the surviving entity. The Party B Business Combination Proposal represented $2.67 in cash per share from Party B (including $1.55 per share from Party B’s manager), an estimated $0.43 in special dividends paid before closing, and $7.15 per share in Party B’s common stock at a fixed exchange ratio. The Party B Business Combination Proposal’s fixed exchange ratio was subject to change in the event that the net asset value of Party B’s common stock reached a certain threshold as of the closing date of any transaction, in order to avoid the need for a vote of Party B’s stockholders on issuance of shares below net asset value. In the Party B Business Combination Proposal, Party B accounted for (i) the discount assigned by Party B to the fair value of Alcentra Capital’s March 31, 2019 investment portfolio, (ii) Party B’s write-off of the fair value of Alcentra Capital’s deferred tax asset as of March 31, 2019, (iii) the estimated write-off of deferred financing costs, (iv) the estimated write-off of deferred note offering costs, and (v) estimated Alcentra Capital transaction expenses. The aggregate implied net consideration of the Party B Business Combination Proposal as reviewed by the Independent Director Committee represented $9.25 per share (based on market data as of June 21, 2019), or approximately 83% of Alcentra Capital’s net asset value as of March 31, 2019. Party B’s markup of the auction draft merger agreement included a provision whereby a reduction of 5% or more in Alcentra Capital’s March 31, 2019 net asset value would be deemed to be a material change in the financial condition of Alcentra Capital.

Party D’s second round bid consisted of two separate proposals: an all-stock merger proposal (the “Party D All-Stock Business Combination Proposal”) and cash/stock merger proposal (the “Party D Cash/Stock Business Combination Proposal”), both of which proposed an acquisition of all of Alcentra Capital Common Stock pursuant to a merger by and among Alcentra Capital and Party D, with Party D as the surviving entity. In addition, in connection with each of its proposals, Party D’s manager had communicated that it was considering committing to back-stop net realized losses, subject to a $5.0 million to $10.0 million cap, in any combined entity’s investment portfolio for a three-year period post-closing.

The Party D All-Stock Business Combination Proposal (which was based on the fair value of Alcentra Capital’s March 31, 2019 investment portfolio) represented $10.44 per share in Party D’s common stock at a fixed exchange ratio (which would be reduced dollar-for-dollar for any special dividends between March 31, 2019 and closing) and $0.21 in cash per share from Party D’s manager. In the Party D All-Stock Business Combination Proposal, Party D accounted for (i) Party D’s write-off of the fair value of Alcentra Capital’s deferred tax asset as of March 31, 2019 and (ii) estimated Alcentra Capital transaction expenses). After accounting for the estimated write-off of deferred financing costs, the aggregate implied net consideration of the Party D All-Stock Business Combination Proposal as reviewed by the Independent Director Committee represented $10.34 per share (based on market data as of June 21, 2019), or approximately 93% of Alcentra Capital’s net asset value as of March 31, 2019.

The Party D Cash/Stock Business Combination Proposal (which was based on the fair value of Alcentra Capital’s March 31, 2019 investment portfolio represented 80% stock, or $8.35 per share in Party D’s common stock at a fixed exchange ratio (which would be reduced dollar-for-dollar for any special dividends between March 31, 2019 and closing) and $2.19 in cash per share (inclusive of $0.10 per share from Party D’s manager). In the Party D Cash/Stock Business Combination Proposal, Party D accounted for (i) Party D’s write-off of the fair value of Alcentra Capital’s deferred tax asset as of March 31, 2019 and (ii) estimated Alcentra Capital transaction expenses. After accounting for the estimated write-off of deferred financing costs, the aggregate implied net consideration of the Party D Cash/Stock Business Combination Proposal as reviewed by the Independent Director Committee represented $10.28 per share (based on market data as of June 21, 2019), or approximately

92% of Alcentra Capital’s net asset value as of March 31, 2019. The Party D Cash/Stock Business Combination Proposal was subject to Party D issuing a minimum of $100.0 million of its common stock.

On June 20, 2019, Houlihan Lokey informed the Independent Director Committee that each of the three parties that had submitted all-cash asset purchase proposals in the first round of Strategic Alternatives Review Phase I, Party E, Party F, and Party G, had declined to submit proposals in the second round, citing a reduction in the value of their bids, a belief that they could not remain competitive with the other bidders, or other strategic reasons.

On June 21, 2019, each of CCG LP and Party A submitted second round business combination bids, along with markups of the auction draft merger agreement. CCG LP’s second round bid, which included financial support materials and a presentation providing support for its bid (the “CCG Second Round Proposal”), proposed an acquisition of all of Alcentra Capital Common Stock pursuant to a merger by and among Alcentra Capital and Crescent Capital BDC, with Crescent Capital BDC as the surviving entity and concurrently listing on Nasdaq (similar to the CCG Initial Phase II Proposal). The CCG Second Round Proposal represented (i) $8.09 per share in Crescent Capital BDC Common Stock at a fixed exchange ratio, (ii) $2.75 in cash per share (including $0.93 per share from an affiliate of CCG LP and a transaction fee subsidy valued at $0.05 per share), and (iii) certain management and incentive fee waivers by Crescent Cap Advisors of amounts payable to Crescent Cap Advisors by Crescent Capital BDC under the Crescent Capital BDC Investment Advisory Agreement. The aggregate implied net consideration (excluding certain management and incentive fee waivers by Crescent Cap Advisors) of the CCG Second Round Proposal as reviewed by the Independent Director Committee represented $10.84 per share, or approximately 97% of Alcentra Capital’s net asset value as of March 31, 2019. CCG LP noted that if its proposal was accepted, it expected Alcentra Capital to enter into a customary limited exclusivity agreement to enable the parties to finalize and execute definitive documentation.

The fee structure proposed in the CCG Second Round Proposal included an amended investment advisory agreement with Crescent Cap Advisors with the following terms: (1) a 1.25% management fee on aggregate gross assets of the combined entity, excluding cash (to be reduced by 0.5% for 15 months following the closing of the proposed transaction pursuant to a waiver); and (2) a 17.5% incentive fee (to be waived for 18 months following the closing of the proposed transaction) subject to a 1.75% quarterly (7.0% per annum) preferred return. The $0.05 per share transaction fee subsidy included in the CCG Second Round Proposal was based on CCG LP’s agreement to fund up to $3.0 million of the expenses that Crescent Capital BDC incurred in connection with completing the proposed transaction (adjusted to reflect Alcentra Capital stockholders’ proposed approximate 20% ownership of the combined entity on a pro forma basis). The CCG Second Round Proposal also generally proposed a post-closing capital support mechanism for the combined entity’s common stock and cited an intent to provide structural enhancements in the form of lockups for Crescent Capital BDC’s stockholders post-closing. The CCG Second Round Proposal was not subject to any financing contingency, noted that CCG LP had substantially completed all business diligence, and was subject to approval by the Crescent Capital BDC Board and stockholders of both Crescent Capital BDC and Alcentra Capital, as well as other customary conditions.

Party A’s second round bid (the “Party A Business Combination Proposal”) proposed to acquire all of Alcentra Capital Common Stock pursuant to a merger by and among Alcentra Capital and Party A, with Party A as the surviving entity. The Party A Business Combination Proposal represented $9.97 per share in Party A’s common stock issued at their market price and $0.27 in cash per share from Party A’s manager. The aggregate implied net consideration of the Party A Business Combination Proposal represented $10.24 per share, or approximately 92% of Alcentra Capital’s net asset value as of March 31, 2019. Unlike the other bids received in the second round of Strategic Alternatives Review Phase II (including Party C’s bid, which was initially received on June 25, 2019), Party A’s equity issuance value was based on the market value of Party A’s common stock, rather than book value. Party A also verbally confirmed that its Business Combination Proposal was reflective of any accounting adjustments and transactions costs that would be incurred as a result of a transaction.

Late in the evening on June 25, 2019, Party C submitted a second round business combination bid, which did not include a markup of the auction draft merger agreement. Party C’s second round bid (the “Party C Business Combination Proposal”) proposed to acquire all of Alcentra Capital Common Stock pursuant to a merger by and among Alcentra Capital and Party C, with Party C as the surviving entity. The Party C Business Combination Proposal (which was based on the fair value of Alcentra Capital’s March 31, 2019 investment portfolio and accounted for estimated Alcentra Capital transaction expenses) represented 75% stock, or $8.13 per share in Party C’s common stock, and 25% cash, or $2.71 in cash per share. After accounting for (i) the estimated write-off of the fair value of Alcentra Capital’s deferred tax asset as of March 31, 2019, and (ii) the estimated write-off of deferred financing costs, the aggregate implied net consideration of the Party C Business Combination Proposal as reviewed by the Independent Director Committee represented $10.15 per share (based on market data as of June 21, 2019), or approximately 91% of Alcentra Capital’s net asset value as of March 31, 2019.

On the morning of June 26, 2019, the Independent Director Committee held a telephonic meeting to, with the assistance of representatives of Alcentra Capital’s management, Houlihan Lokey, S&W, and Dechert, discuss and analyze the initial bids received from CCG LP, Party A, Party B, Party C, and Party D. During the meeting, the Independent Director Committee, with the assistance of its financial and legal advisors, reviewed the process that had been undertaken with respect to analyzing potential strategic transactions to date, reviewed in detail the second round bids received, the interested parties’ proposed acquisition prices and the components thereof and potential adjustments to consideration included in the indications of interest, among other items. The Independent Director Committee, with the assistance of Houlihan Lokey, discussed in particular the fair value adjustments for Alcentra Capital’s investment portfolio in CCG LP’s, Party B’s, and Party A’s bids and the accompanying affiliate-paid cash consideration proposed in each such bid, noting the potential risk mitigation such combination provided to Alcentra Capital stockholders in the combined entity in the event the Alcentra Capital investments experienced deterioration post-closing, and the potential benefits of such combination in the event the Alcentra Capital investments experienced realized or unrealized gains post-closing. The Independent Director Committee, with the assistance of its financial and legal advisors, also discussed potential execution risks associated with each received bid, noting that while the CCG Second Round Proposal required approval of Crescent Capital BDC’s stockholders, over 85% of Crescent Capital BDC’s shares were held by six institutions that have strong relationships with CCG LP, which could serve to reduce the risk of needing to obtain Crescent Capital BDC stockholder approval. Thereafter, the Independent Director Committee, with the assistance of the legal advisors present, discussed the comparison of the bidders’ markups of the auction draft merger agreement that had been prepared by Dechert and circulated to the members of the Independent Director Committee prior to the meeting, and the representatives of Houlihan Lokey informed the members of the Independent Director Committee that Party C was expected to submit its markup of the auction draft merger agreement in the coming days.

Following further discussion at the June 26, 2019 meeting, the Independent Director Committee instructed the representatives of Houlihan Lokey to contact each of CCG LP, Party A, Party B, Party C, and Party D to request clarifications regarding specific aspects of each bid, noting that, with respect to Party D, the Independent Director Committee preferred the Party D Cash/Stock Business Combination Proposal as compared to the Party D All-Stock Business Combination Proposal, and that Party B would be removed from further consideration if they did not increase their bid.

Following the meeting on June 26, 2019 through June 28, 2019, the representatives of Houlihan Lokey held telephonic conferences with each of CCG LP, Party A, Party B, Party C, and Party D to discuss each of their respective bids and ask clarifying questions related thereto, including with respect to, among other things, the various bidders’ diligence progress on Alcentra Capital’s deferred tax asset and investment portfolio.

On June 27, 2019, management of Crescent Capital BDC provided an update to the Crescent Capital BDC Board on the Alcentra Capital process.

On June 28, 2019, Party C submitted to the representatives of Houlihan Lokey revisions to the Party C Business Combination Proposal (the “June 28 Party C Business Combination Proposal”), which included a markup of the auction draft merger agreement, a pro forma balance sheet and a pro forma annualized income statement, both of which assumed consummation of a transaction between Alcentra Capital and Party C on the terms provided in the June 28 Party C Business Combination Proposal. The June 28 Party C Business Combination Proposal was substantially similar to the Party C Business Combination Proposal, but (i) attributed $1.0 million of value to Alcentra Capital’s existing deferred tax asset, and (ii) included an additional cash payment from Party C’s manager equal to 1.0% of Alcentra Capital’s adjusted net asset value immediately prior to closing of the proposed transaction.

On June 29, 2019, CCG LP contacted Alcentra Capital’s legal and financial advisors to request negotiation of a mutual confidentiality agreement in order to provide to the Independent Director Committee information and analyses compiled by CCG LP regarding the potential trading levels of the potential Crescent Capital BDC/Alcentra Capital combined company post-closing given that there is no public trading market for Crescent Capital BDC. During the ensuing days, Alcentra Capital and CCG LP negotiated and executed an amended and restated confidentiality agreement, executed on July 5, 2019, in regards to Alcentra Capital in order to make the confidentiality obligations between the parties reciprocal so that Crescent Capital BDC could provide to the Independent Director Committee confidential information regarding Crescent Capital BDC given the contemplated stock consideration offered by Crescent Capital BDC in connection with its business combination proposal. The amended and restated confidentiality agreement included the same customary “standstill” and related provisions designed to protect Alcentra Capital’s strategic alternatives review process as the initial confidentiality agreement between Alcentra Capital and CCG LP.

On June 29, 2019, Party D submitted to the representatives of Houlihan Lokey a supplement to the Party D Cash/Stock Business Combination Proposal (the “June 29 Party D Business Combination Proposal Supplement”). The June 29 Party D Business Combination Proposal Supplement (i) presented Party D’s commitment to back-stop net realized losses, up to a $10.0 million cap, in any combined entity’s investment portfolio for a three-year period post-closing, and (ii) noted that should Alcentra Capital’s or Party D’s net asset value decline by more than 4% from the June 30, 2019 net asset value, the exchange ratio would be adjusted for any amount in excess of 4%.

On July 2, 2019, representatives of Dechert provided the members of the Independent Director Committee with an updated comparison of the bidder markups of the auction draft merger agreement, which included a summary of Party C’s markup.

Also on July 2, 2019, management of Crescent Capital BDC provided an update to the Crescent Capital BDC Board on the Alcentra Capital process.

On July 6, 2019, Party C submitted to the representatives of Houlihan Lokey revisions to the June 28 Party C Business Combination Proposal (the “July 6 Party C Business Combination Proposal”), which was substantially similar to the June 28 Party C Business Combination Proposal but proposed an increase in the cash payment from Party C’s manager from 1.0% to 1.5% of Alcentra Capital’s adjusted net asset value immediately prior to closing of the proposed transaction. The July 6 Party C Business Combination Proposal (which was based on the fair value of Alcentra Capital’s March 31, 2019 investment portfolio represented (i) $7.82 per share in Party C’s common stock at a fixed exchange ratio, (ii) $2.76 in cash per share (including $0.16 per share from Party C’s manager), and (iii) certain proposed management fee waivers by Party C’s manager. In the July 6 Party C Business Combination Proposal, Party C accounted for (i) the write-off of all but $1.0 million of the fair value of Alcentra Capital’s deferred tax asset as of March 31, 2019, (ii) the write-off of deferred financing costs, and (iii) estimated Alcentra Capital transaction expenses. The aggregate implied net consideration of the July 6 Party C Business Combination Proposal as reviewed by the Independent Director Committee represented $10.45 per share (based on market data as of July 5, 2019 and excluding certain proposed management fee waivers by Party C’s manager), or approximately 94% of Alcentra Capital’s net asset value as of March 31, 2019.

On July 7, 2019, management of Crescent Capital BDC provided an update to the Crescent Capital BDC Board on the Alcentra Capital process and the intent to submit revisions to the CCG Second Round Proposal.

Later on July 7, 2019, CCG LP submitted to the representatives of Houlihan Lokey a revised business combination proposal (the “July 7 Revised CCG Proposal”), which included the following changes to the CCG Second Round Proposal: (1) clarification that CCG LP believed that approximately $4.8 million of deferred tax assets and $0.8 million of deferred financing costs that were reflected in Alcentra Capital’s estimated September 30, 2019 net asset value would need to be written down; (2) funding by CCG LP of up to $1.75 million of expenses that Crescent Capital BDC was expected to incur in connection with completing the proposed transaction, as well as an additional $1.25 million in up-front cash consideration to Alcentra Capital stockholders; (3) extension of the management fee waiver cited in the CCG Second Round Proposal to 18 months from 15 months; and (4) additional changes in the amount and form of proposed consideration. The July 7 Revised CCG Proposal represented (i) $7.85 per share in Crescent Capital BDC Common Stock at a fixed exchange ratio, (ii) $2.65 in cash per share (including $1.03 per share from Crescent Cap Advisors and a transaction fee subsidy valued at $0.03 per share), and (iii) certain management and incentive fee waivers by Crescent Cap Advisors of amounts payable to Crescent Cap Advisors by Crescent Capital BDC under the Crescent Capital BDC Investment Advisory Agreement. The aggregate implied net consideration of the July 7 Revised CCG Proposal (excluding certain management and incentive fee waivers by Crescent Cap Advisors) as reviewed by the Independent Director Committee represented $10.50 per share, or approximately 94% of Alcentra Capital’s net asset value as of March 31, 2019.

On July 8, 2019, the Chair of the Independent Director Committee met in person with representatives of CCG LP to discuss CCG LP’s overview of the proposed business combination transaction, as well as information regarding Crescent Capital BDC and its shareholders to further assist the Independent Director Committee in reaching an informed decision in light of the fact that Crescent Capital BDC was not publicly listed.

Also on July 8, 2019, management of Crescent Capital BDC provided an update to the Crescent Capital BDC Board on the Alcentra Capital process, the meeting with the Chair of the Independent Director Committee and the intent to submit revisions to the July 7 Revised CCG Proposal.

In the evening of July 8, 2019, CCG LP submitted to the representatives of Houlihan Lokey revisions to the July 7 Revised CCG Proposal (the “July 8 Revised CCG Proposal”), which proposed to increase the cash consideration proposed to be paid by Crescent Cap Advisors by $5.0 million to $18.3 million in aggregate. The July 8 Revised CCG Proposal represented (i) $7.98 per share in Crescent Capital BDC Common Stock at a fixed exchange ratio, (ii) $2.91 in cash per share (including $1.42 per share from Crescent Cap Advisors and a transaction fee subsidy valued at $0.03 per share), and (iii) certain management and incentive fee waivers by Crescent Cap Advisors of amounts payable to Crescent Cap Advisors by Crescent Capital BDC under the Crescent Capital BDC Investment Advisory Agreement. The aggregate implied net consideration of the July 8 Revised CCG Proposal (excluding certain management and incentive fee waivers by Crescent Cap Advisors) as reviewed by the Independent Director Committee represented $10.89 per share, or approximately 97% of Alcentra Capital’s net asset value as of March 31, 2019.

On the morning of July 9, 2019, the Independent Director Committee held a telephonic meeting with representatives of Alcentra Capital’s management, Houlihan Lokey, S&W, and Dechert present to discuss and analyze the various updates and revisions submitted by the remaining bidders to their second round bids, including with respect to the June 29 Party D Business Combination Proposal Supplement, the July 6 Party C Business Combination Proposal, and the July 8 Revised CCG Proposal. The Independent Director Committee noted that Party A and Party B had not revised their respective bids since the last meeting of the Independent Director Committee on June 26, 2019. During the meeting, the members of the Independent Director Committee discussed with Alcentra Capital’s financial and legal advisors and representatives of management the current status of the bids received from CCG LP, Party A, Party B, Party C, and Party D, overall transaction process and next steps. Among other items, the Independent Director Committee, with the assistance of representatives of

Houlihan Lokey, discussed the appropriate assumptions to consider with respect to the multiple of net asset value at which Crescent Capital BDC Common Stock may trade post-closing in light of the fact that Crescent Capital BDC Common Stock was not listed and had no trading history. The Independent Director Committee instructed the representatives of Houlihan Lokey to assist it in comparing the implied net consideration of CCG LP’s business combination proposal against the respective implied net consideration of each of Party C’s and Party D’s proposals, assuming for comparative purposes that Crescent Capital BDC’s non-listed common stock traded at various potential premiums and discounts to net asset value post-closing. Thereafter, following discussion of the various investment strategies and portfolio compositions of Crescent Capital BDC, Party A, Party B, Party C, and Party D, noting the discount to net asset value at which Party B was currently trading, the fact that Party A had declined to provide details in its bid regarding fair value adjustments, and the fact that Party A and Party B had not proposed revisions to their bid since the last meeting of the Independent Director Committee, the Independent Director Committee decided to remove Party A and Party B from further consideration.

On July 9, 2019, following the meeting of the Independent Director Committee, and on July 10, 2019, the Houlihan Lokey representatives held telephonic conferences with each of CCG LP, Party C, and Party D to discuss each of their respective bids and ask clarifying questions.

On July 10, 2019, management of Crescent Capital BDC provided an update to the Crescent Capital BDC Board on the Alcentra Capital process and management’s intent to submit revisions to the July 8 Revised CCG Proposal.

Also on July 10, 2019, Party C submitted to the representatives of Houlihan Lokey a revision to the July 6 Party C Business Combination Proposal (the “July 10 Party C Business Combination Proposal”), which was substantially similar to the July 6 Party C Business Combination Proposal but proposed an increase in the cash payment from Party C’s manager from 1.5% to 2.0% of Alcentra Capital’s adjusted net asset value immediately prior to closing of the proposed transaction. The July 10 Party C Business Combination Proposal (which was based on the fair value of Alcentra Capital’s March 31, 2019 investment portfolio) represented (i) $7.82 per share in Party C’s common stock at a fixed exchange ratio, (ii) $2.82 in cash per share (including $0.21 per share from Party C’s manager), and (iii) certain proposed management fee waivers by Party C’s manager. In the July 10 Party C Business Combination Proposal, Party C accounted for (i) the write-off of all but $1.0 million of the fair value of Alcentra Capital’s deferred tax asset as of March 31, 2019, (ii) the write-off of deferred financing costs, and (iii) estimated Alcentra Capital transaction expenses. The aggregate implied net consideration of the July 10 Party C Business Combination Proposal as reviewed by the Independent Director Committee represented $10.45 per share (based on market data as of July 9, 2019 and excluding certain proposed management fee waivers by Party C’s manager), or approximately 94% of Alcentra Capital’s net asset value as of March 31, 2019.

Also on July 10, 2019, Party D informed representatives of Houlihan Lokey by verbal confirmation of revisions to the June 29 Party D Business Combination Proposal Supplement (the “July 10 Revised Party D Business Combination Proposal”), including an increase in the cash consideration proposed to be paid by Party D’s manager to $5.0 million in aggregate, from $1.3 million along with additional changes to the form of consideration and inclusion of a floating net asset value concept at signing of any potential deal. The July 10 Revised Party D Business Combination Proposal (which was based on the fair value of Alcentra Capital’s March 31, 2019 investment portfolio represented $8.28 per share in Party D’s common stock at a floating exchange ratio and $2.46 in cash per share (including $0.39 per share from Party D’s manager). In the July 10 Revised Party D Business Combination Proposal, Party D accounted for (i) Party D’s write-off of the fair value of Alcentra Capital’s deferred tax asset as of March 31, 2019, (ii) the write-off of deferred financing costs, and (iii) estimated Alcentra Capital transaction expenses. The aggregate implied net consideration of the July 10 Revised Party D Business Combination Proposal as reviewed by the Independent Director Committee represented $10.59 per share (based on market data as of July 9, 2019), or approximately 95% of Alcentra Capital’s net asset value as of March 31, 2019.

Late in the evening on July 10, 2019, CCG LP submitted to the representatives of Houlihan Lokey revisions to the July 8 Revised CCG Proposal (the “July 10 Revised CCG Proposal”), which included an updated presentation from CCG LP’s financial advisors and proposed to increase the cash consideration proposed to be paid by Crescent Cap Advisors by $3.0 million to $21.3 million in aggregate. The July 10 Revised CCG Proposal represented (i) $7.93 per share in Crescent Capital BDC Common Stock at a fixed exchange ratio, (ii) $3.19 in cash per share (including $1.65 per share from Crescent Cap Advisors and a transaction fee subsidy valued at $0.03 per share), and (iii) certain management and incentive fee waivers by Crescent Cap Advisors of amounts payable to Crescent Cap Advisors by Crescent Capital BDC under the Crescent Capital BDC Investment Advisory Agreement. In the July 10 Revised CCG Proposal, CCG accounted for (i) the discount assigned by CCG LP to the fair value of Alcentra Capital’s March 31, 2019 investment portfolio, (ii) an assumed write-off of all but $0.3 million of the fair value of Alcentra Capital’s deferred tax asset as of March 31, 2019, (iii) the write-off of deferred financing costs, and (iv) estimated Alcentra Capital transaction expenses. The aggregate implied net consideration of the July 10 Revised CCG Proposal as reviewed by the Independent Director Committee represented $11.12 per share (excluding certain management and incentive fee waivers by Crescent Cap Advisors), or approximately 100% of Alcentra Capital’s net asset value as of March 31, 2019.

On the morning of July 11, 2019, the Independent Director Committee held a telephonic meeting with representatives of Alcentra Capital’s management, Houlihan Lokey, S&W, Miles & Stockbridge, and Dechert present to discuss and analyze the various updates and revised bids submitted by each of CCG LP, Party C, and Party D, including the financial and contractual terms related to each and each respective bidder’s proposed plans and vision for the combined company. The Independent Director Committee also discussed with its and Alcentra Capital’s financial and legal advisors and representatives of management process and next steps. During the July 11 meeting, the Independent Director Committee reviewed, with the assistance of representatives of Houlihan Lokey, the implied net consideration of CCG LP’s business combination proposal against the respective net consideration of each of Party C’s and Party D’s proposals, assuming for comparative purposes that Crescent Capital BDC’s non-listed common stock traded at various potential premiums and discounts to net asset value post-closing, including supplementary information prepared by Houlihan Lokey regarding the trading levels of various BDCs post-listing. The Independent Director Committee also considered the ability to secure trading lock-up agreements from Crescent Capital BDC’s stockholders in order to mitigate the potential for downward selling pressure on the combined company’s common stock post-closing, as well as the fair value adjustments for Alcentra Capital’s investment portfolio in the July 10 Revised CCG Proposal. Further discussion ensued regarding the markups of the auction draft merger agreement submitted by each of CCG LP, Party C, and Party D.

Later on July 11, 2019, the Independent Director Committee held a telephonic meeting with S&W, Miles & Stockbridge, and Dechert to further discuss the matters covered during the earlier meeting that day. During the meeting, the Independent Director Committee, with the assistance of the legal advisors present, discussed the applicable standard of conduct owed by directors of a Maryland corporation to the corporation and its stockholders and the standards of judicial review with respect to the review of the three proposals, and process going forward, and informed the legal advisors present that the Independent Director Committee was prepared to move forward with CCG LP and the July 10 Revised CCG Proposal. Thereafter, the Independent Director Committee, in consultation with S&W, Miles & Stockbridge, and Dechert, discussed the potential for entering into an exclusivity agreement with Crescent Capital BDC as requested by CCG LP and, following further discussion, approved entry into a limited exclusivity agreement with Crescent Capital BDC pending approval from the Chair of the Independent Director Committee of the final form thereof after consultation with S&W and Dechert.

Following the meeting, the Independent Director Committee instructed its legal and financial advisors to contact representatives of CCG LP to inform CCG LP that Alcentra Capital was prepared to move forward with CCG LP on the proposed transaction at that time, pending confirmation of certain financial and contractual terms in the July 10 Revised CCG Proposal.

In the afternoon of July 11, 2019, following the meetings of the Independent Director Committee, representatives of Houlihan Lokey sent a written request to representatives of CCG LP requesting confirmation of certain contractual items relating to CCG LP’s markup of the draft merger agreement, including confirmation regarding the number of Crescent Capital BDC stockholders who would be willing to enter into voting agreements in connection with the proposed transaction to, among other things, vote in favor of the proposed merger agreement, subject to certain conditions.

Also on July 11, 2019, management of Crescent Capital BDC provided an update to the Crescent Capital BDC Board on the Alcentra Capital process informing them that the Independent Director Committee had authorized entry into a limited exclusivity agreement with Crescent Capital BDC pending approval of the final form thereof.

On July 12, 2019, access to the electronic data room for all bidders other than Crescent Capital BDC was terminated.

Also on July 12, 2019, Kirkland responded to Houlihan Lokey’s July 11, 2019 written request confirming that Crescent Capital BDC expected to obtain voting agreements from stockholders holding more than 50% in aggregate of the outstanding common stock of Crescent Capital BDC, which would be sufficient to approve each of the items for which Crescent Capital BDC intended to seek stockholder approval in connection with the proposed transaction. Kirkland also confirmed that Crescent Capital BDC intended to request approval of revisions to Crescent Capital BDC’s charter that would, among other things, include a lock-up provision that would restrict all Crescent Capital BDC stockholders (other than those Alcentra Capital stockholders who would receive Crescent Capital BDC shares in connection with the proposed transaction) from transferring one-third of their shares for 180 days, another one-third of their shares for 270 days and the remaining one-third of their shares for 365 days without the approval of the Crescent Capital BDC Board. Kirkland also provided a draft exclusivity agreement to be entered into between Crescent Capital BDC and Alcentra Capital.

On July 15, 2019, the representatives of Houlihan Lokey, on behalf of the Independent Director Committee, delivered a reverse diligence request list to Crescent Capital BDC and its financial advisors, and beginning in the week of July 15, 2019, management of Alcentra Capital, with the assistance of its legal advisors, undertook a reverse diligence review process regarding Crescent Capital BDC and Crescent Cap Advisors.

Later in the day on July 15, 2019, representatives of Alcentra Capital’s management, S&W, and Dechert held a teleconference to discuss matters relating to the draft exclusivity agreement and items regarding Kirkland’s July 13, 2019 response to Houlihan Lokey.

Also on July 15, 2019, Dechert and Kirkland exchanged revised drafts of the exclusivity agreement.

Also on July 15, 2019, Kirkland delivered a follow-up diligence request list to Alcentra Capital and its legal and financial advisors. Following receipt of the follow-up request, through the remainder of July 2019 and early August 2019, representatives of Crescent Capital BDC’s management, and Crescent Capital BDC’s financial and legal advisors, held discussions with representatives of Alcentra Capital and Alcentra Capital’s financial and legal advisors to discuss Crescent Capital BDC’s review of Alcentra Capital.

On July 16, 2019, management of Crescent Capital BDC held an informal meeting with the Crescent Capital BDC Board on the Alcentra Capital process and provided an expected timeline of events going forward.

Also on July 16, 2019, following further negotiations and discussions between legal counsel and the parties, Crescent Capital BDC and Alcentra Capital entered into an exclusivity agreement, pursuant to which the parties agreed to an exclusivity period that would expire at 5:00 p.m. PT on August 6, 2019.

Beginning on July 17, 2019, representatives of management and Alcentra Capital’s financial and legal advisors gained access to electronic data rooms containing diligence materials from Crescent Capital BDC. Following receipt of such access, through the remainder of July 2019 and early August 2019, representatives of management, and Alcentra Capital’s financial and legal advisors, held discussions with representatives of Crescent Capital BDC and Crescent Capital BDC’s financial and legal advisors to discuss Alcentra Capital’s review of Crescent Capital BDC.

On July 17, 2019, in connection with the proposed review of the terms of the proposed transaction by certain Crescent Capital BDC stockholders, including potential confidential information relating to Alcentra Capital, and in connection with such stockholders entering into a voting agreement with Alcentra Capital to support the transaction, Kirkland provided Dechert with a draft form of joinder to the mutual confidentiality agreement between CCG LP and Alcentra Capital, as well as a related draft amendment to the confidentiality agreement. The parties finalized the form of joinder and finalized and executed the amendment to the confidentiality agreement on July 22, 2019.

On July 19, 2019, Kirkland sent a draft of the voting agreement to Dechert.

From July 22, 2019 to July 26, 2019, six Crescent Capital BDC stockholders and two advisers to Crescent Capital BDC stockholders entered into joinder agreements to the amended mutual confidentiality agreement.

On July 24, 2019, Dechert provided revised drafts of the proposed merger agreement and voting agreement to Kirkland, which also included comments from S&W.

In the morning of July 25, 2019, representatives of Alcentra Capital’s management and Alcentra Capital’s financial advisors met in person with representatives of Crescent Capital BDC’s management and Crescent Capital BDC’s financial advisors to discuss matters related to Alcentra Capital’s review of Crescent Capital BDC’s business and financial condition.

On July 25, 2019 and July 26, 2019, Kirkland and Dechert exchanged drafts of the voting agreement.

On July 27, 2019, management of Crescent Capital BDC provided an update to the Crescent Capital BDC Board on the Alcentra Capital process.

On July 29, 2019, the Chair of the Independent Director Committee held a telephonic meeting with representatives of Alcentra Capital’s management, Houlihan Lokey, S&W, and Dechert to discuss strategy, timing and process with respect to conversations regarding the draft merger agreement between Alcentra Capital’s financial and legal advisors and Crescent Capital BDC’s financial and legal advisors.

On July 30, 2019, Kirkland sent a revised draft of the proposed merger agreement to Dechert, as well as the summary of proposed changes to the Crescent Capital BDC Investment Advisory Agreement with Crescent Cap Advisors following the closing of the transaction, which terms were consistent with those included in the July 10 Revised CCG Proposal. Counsel discussed open issues in such revised draft later that evening.

Later on July 30, 2019, S&W submitted to Dechert for review and discussion comments to Kirkland’s revised draft of the proposed merger agreement.

On July 31, 2019, representatives of Houlihan Lokey held a call with representatives of Crescent Capital BDC and their financial advisors to discuss projections prepared by the management of Crescent Capital BDC as to its future financial performance.

Also on July 31, 2019, Kirkland sent Dechert a draft transaction support agreement between Crescent Capital BDC and Crescent Cap Advisors, under which Crescent Cap Advisors would agree to provide to Alcentra Capital’s stockholders a portion of the aggregate cash consideration noted in the July 10 Revised CCG Proposal, enter into the previously provided amendments to the Crescent Capital BDC Investment Advisory Agreement

with Crescent Cap Advisors upon the closing of the transactions, and reimburse Crescent Capital BDC for certain expenses it incurred in connection with the completion of the proposed transaction with Alcentra Capital.

Also on July 31 2019, management of Crescent Capital BDC provided an update to the Crescent Capital BDC Board on the Alcentra Capital process.

On August 1, 2019, representatives of Alcentra Capital’s management, Houlihan Lokey, S&W, and Dechert discussed terms of, and key issues remaining in, the proposed merger agreement, including closing conditions and Crescent Capital BDC’s potential obligation to obtain voting agreements from certain of its stockholders prior to signing, lock-up provisions for Crescent Capital BDC stockholders, the treatment of dividends to be paid by Alcentra Capital post-signing, termination fees, payment of each party’s transaction expenses under certain events of termination, interim operating covenants and disclosure schedules, among other matters. Following such discussions, representatives of Alcentra Capital’s financial and legal advisors held follow-up discussions with Crescent Capital BDC’s financial and legal advisors regarding the key issues remaining in the proposed merger agreement.

Also on August 1, 2019, representatives of Alcentra Capital’s management held an accounting and tax diligence call with representatives of Crescent Capital BDC’s management.

Also on August 1, 2019, Kirkland and Dechert exchanged further revised drafts of the voting agreement and merger agreement.

On August 2, 2019, representatives of Alcentra Capital’s management held two financial diligence calls with representatives of Crescent Capital BDC’s management, including one call with each entity’s respective accounting firm participating.

On August 2, 2019, Alcentra Capital’s financial and legal advisors discussed with Crescent Capital BDC’s financial and legal advisors matters relating to the draft merger agreement and related ancillary documents, and Kirkland and Dechert exchanged versions of the draft debt commitment letter and term sheet from Ally Bank to Crescent Capital BDC to provide a revolving credit facility to be used by Crescent Capital BDC to, among other things, fund the cash payments in connection with the proposed transaction with Alcentra Capital and for general corporate purposes.

Also on August 2, 2019, Dechert sent Kirkland a revised draft transaction support agreement.

On August 3, 2019, Kirkland sent Dechert a summary document listing the remaining open business and legal issues in the draft merger agreement (the “August 3 Crescent Capital Package Proposal”). Among other things, the August 3 Crescent Capital Package Proposal updated the purchase price for Crescent Capital BDC’s and Alcentra Capital’s projected June 30 net asset values and draft financial statements for the quarter ended June 30, 2019 and purchase price adjustments, including for Alcentra Capital’s estimated final tax dividend. In addition, the August 3 Crescent Capital Package Proposal highlighted certain open items in the draft merger agreement such as Alcentra Capital’s representations, Crescent Capital BDC’s and Crescent Cap Advisors’ representations, interim operating covenants, the treatment of dividends to be paid by Alcentra Capital post-signing, D&O insurance and indemnification, and closing conditions, among other matters.

The August 3 Crescent Capital Package Proposal also included details regarding Crescent Capital BDC’s proposed post-closing capital support program, which consisted of a Rule 10b5-1 stock repurchase program for 12 months, beginning four weeks post-listing of Crescent Capital BDC Common Stock on NASDAQ to repurchase, subject to Crescent Capital BDC’s compliance with liquidity, covenant, leverage and regulatory requirements and the approval and continuation of such program by the Crescent Capital BDC Board in light of its duties, up to $20.0 million in aggregate amount of Crescent Capital BDC shares at market prices at any time the shares of Crescent Capital BDC Common Stock traded below 90% of the Crescent Capital BDC’s then-most recently disclosed net asset value. The $20.0 million maximum repurchase amount would be reduced by any amounts provided for under any Rule 10b5-1 plan entered into by Crescent Capital BDC or Crescent Cap Advisors’ affiliates with respect to Crescent Capital BDC Common Stock for a similar time period at a price equal to or higher than the price contemplated by Crescent Capital BDC’s proposed repurchase program.

The August 3 Crescent Capital Package Proposal represented (i) $7.86 per share in Crescent Capital BDC Common Stock at a fixed exchange ratio of 0.3979, (ii) $3.16 in cash per share (including $1.65 per share from Crescent Cap Advisors and a transaction fee subsidy valued at $0.03 per share), which would be reduced dollar-for-dollar based on Alcentra Capital’s final tax dividend, and (iii) certain management and incentive fee waivers by Crescent Cap Advisors of amounts payable to Crescent Cap Advisors by Crescent Capital BDC under the Crescent Capital BDC Investment Advisory Agreement. In the August 3 Crescent Capital Package Proposal, CCG accounted for (i) the discount assigned by CCG LP to the fair value of Alcentra Capital’s June 30, 2019 investment portfolio, (ii) an assumed write-off of all but $0.3 million of the fair value of Alcentra Capital’s deferred tax asset as of June 30, 2019, (iii) the write-off of deferred financing costs, and (iv) estimated Alcentra Capital transaction expenses. The aggregate implied net consideration of the August 3 Crescent Capital Package Proposal as reviewed by the Independent Director Committee represented $11.02 per share (excluding certain management and incentive fee waivers by Crescent Cap Advisors), or approximately 100% of Alcentra Capital’s net asset value as of June 30, 2019.

On August 4, 2019, the Independent Director Committee held a telephonic meeting with the Alcentra Capital Board, representatives of Alcentra Capital’s management, Houlihan Lokey, S&W, Miles & Stockbridge, and Dechert present to discuss the expiration of the exclusivity period with Crescent Capital BDC on August 6, 2019 and the August 3 Crescent Capital Package Proposal, including the proposed dividend- and investment fair value-related purchase price adjustments and Crescent Capital BDC’s proposed allocation and timing of incurrence of transaction expenses. During the meeting, the Independent Director Committee also discussed with representatives of Alcentra Capital’s management and Houlihan Lokey the preliminary results of the Crescent Capital BDC portfolio diligence review conducted by Alcentra Capital’s management and any potential effects thereof on purchase price. The Independent Director Committee also discussed with S&W, Miles & Stockbridge, and Dechert the key remaining open legal issues in the merger agreement. Following the discussions, the Independent Director Committee instructed the representatives of Houlihan Lokey to request clarification from Crescent Capital BDC and its financial advisors regarding specific aspects of the August 3 Crescent Capital Package Proposal, particularly with respect to the proposed dividend-related purchase price adjustments and Crescent Capital BDC’s proposed allocation and timing of incurrence of transaction expenses, and to request additional diligence materials relating to Crescent Capital BDC’s investment portfolio.

Following the August 4, 2019 meeting, Houlihan Lokey held telephonic conferences with Crescent Capital BDC’s financial advisors to discuss the August 3 Crescent Capital Package Proposal and ask clarifying questions related thereto, pursuant to instructions from the Independent Director Committee.

Later in the evening on August 4, 2019, representatives of Alcentra Capital’s management and Houlihan Lokey held a conference call with representatives of Crescent Capital BDC’s management and Crescent Capital BDC’s financial advisors to review Alcentra Capital’s and Crescent Capital BDC’s June 30, 2019 balance sheet and a walkthrough of the pro forma balance sheet for the proposed combined company.

In the morning of August 5, 2019, Crescent Capital BDC held its regular quarterly in-person meeting. At the meeting, Jason Breaux, Chief Executive Officer of Crescent Capital BDC, discussed Crescent Cap Advisors’ review of potential strategic opportunities, including the proposed Alcentra Capital merger and the terms of potential debt financing sources in connection therewith. Mr. Breaux also discussed comparable transactions in the BDC market, and reviewed the proposed post-closing investment advisory fee structure, including fee waivers.

Also on August 5, 2019, the Alcentra Capital Board held its regular quarterly in-person meeting, attended by each member of the Independent Director Committee, representatives of Alcentra Capital’s management, Houlihan Lokey, S&W, Miles & Stockbridge, and Dechert. During the meeting, the Independent Director Committee received formal presentations from representatives of Alcentra Capital’s management and legal advisors regarding the results of the financial, accounting, and legal diligence review of Crescent Capital BDC, and discussed any potential effects of the diligence findings with respect to Crescent Capital BDC’s investment portfolio on purchase price adjustments. Thereafter, the Independent Director Committee, in consultation with Houlihan Lokey and the legal advisors present, discussed any updates received from Crescent Capital BDC regarding the August 3 Crescent Capital Package Proposal, including the dividend- and investment fair value-related purchase price adjustments and Crescent Capital BDC’s proposed allocation and timing of incurrence of transaction expenses, as well as Crescent Capital BDC’s proposed $20.0 million post-closing stock repurchase program. The Independent Director Committee also further discussed with the legal advisors present the conditionality and execution risk structure of the draft merger agreement before meeting in executive session with representatives of S&W.

At the conclusion of the August 5 meeting, the Independent Director Committee instructed the representatives of Houlihan Lokey to request further clarification from Crescent Capital BDC and its financial advisors regarding specific aspects of the August 3 Crescent Capital Package Proposal, particularly with respect to the proposed dividend-related purchase price adjustments and Crescent Capital BDC’s proposed allocation and timing of incurrence of transaction expenses, and to request additional diligence materials relating to Crescent Capital BDC’s investment portfolio and Crescent Capital BDC’s projections of the pro forma net asset value of the combined company. In addition, after discussing timing and the pending expiration of the exclusivity period with Crescent Capital BDC, the Independent Director Committee authorized an extension of Crescent Capital BDC’s exclusivity period to 5:00 p.m., PT on August 12, 2019.

Also on August 5, 2019, following the regular quarterly meeting of the Alcentra Capital Board, representatives of Alcentra Capital held a telephonic conference with representatives of Crescent Capital BDC to discuss matters relating to Alcentra Capital’s supplemental diligence review of Crescent Capital BDC’s investment portfolio, after which Alcentra Capital’s management circulated updated diligence information relating to Crescent Capital BDC’s investment portfolio to the members of the Independent Director Committee.

In the afternoon of August 5, 2019, representatives of Crescent Capital BDC’s management held an additional meeting with the Crescent Capital BDC Board to discuss the potential business combination with Alcentra Capital, which was attended by representatives from Kirkland, Crescent Capital BDC’s Maryland counsel, Venable LLP (“Venable”), Proskauer, and BofA Merrill Lynch. Prior to the meeting, the Crescent Capital BDC Board was provided certain informational materials related to the potential business combination with Alcentra Capital, including presentations by Kirkland and BofA Merrill Lynch and drafts of the proposed merger agreement, voting agreement, Maryland charter for Crescent Capital BDC, transaction support agreement, and the Maryland bylaws for Crescent Capital BDC. At the meeting, representatives from Kirkland presented an overview of the fiduciary obligations that the Crescent Capital BDC Board must adhere to with respect to the proposed business combination and material terms of the proposed merger agreement, voting agreement, transaction support agreement, and the post-closing Maryland charter and bylaws for Crescent Capital BDC. Representatives from Venable then provided an overview of the principal advantages and disadvantages of Crescent Capital BDC incorporating in the State of Maryland. At the direction of the Crescent Capital BDC Board, representatives from BofA Merrill Lynch then provided an overview of the key transaction terms contained within BofA Merrill Lynch’s preliminary financial analysis, including the strategic rationale and key valuation drivers for the proposed business combination with Alcentra Capital.

Later on August 5, 2019, Dechert and Kirkland held a telephonic conference to discuss remaining open items in the merger agreement and related matters, and Kirkland provided Dechert with a draft amendment to the exclusivity agreement to extend the expiration of the exclusivity period to 5:00 p.m., PT on August 12, 2019.

Early in the morning of August 6, 2019, Kirkland sent to Dechert a revised draft of the merger agreement, which incorporated revisions to conform the draft to the August 3 Crescent Capital Package Proposal.

On August 5, 2019 and August 6, 2019 Kirkland and Dechert exchanged drafts of proposed post-closing articles of incorporation and bylaws for Crescent Capital BDC, which contemplated that Crescent Capital BDC would convert from a Delaware corporation to a Maryland corporation in connection with the proposed transaction.

Throughout the day on August 6, 2019, representatives of Alcentra Capital’s management, Dechert, and S&W discussed remaining open items in the draft merger agreement, including the requested dividend-related purchase price adjustments.

Also on August 6, 2019, Kirkland provided Dechert with revised drafts of the debt commitment letter and term sheet from Ally Bank.

In the early afternoon on August 6, 2019, Houlihan Lokey held a telephonic conference with representatives of Crescent Capital BDC and its financial advisors to clarify certain items in the August 3 Crescent Capital Package Proposal, particularly with respect to the supplemental diligence review by Alcentra Capital’s management on Crescent Capital BDC’s investment portfolio, the dividend- and investment fair value-related purchase price adjustments included in the August 3 Crescent Capital Package Proposal (as updated based on discussions between representatives of Alcentra Capital and Crescent Capital BDC and their respective financial and legal advisors subsequent to August 3, 2019), and Crescent Capital BDC’s proposed allocation and timing of incurrence of transaction expenses.

Also during the afternoon of August 6, 2019, members of the Independent Director Committee held multiple calls with representatives of Alcentra Capital’s management, Houlihan Lokey, S&W, and Alcentra Capital’s legal advisors present to discuss updates regarding discussions with Crescent Capital BDC, including with respect to the dividend- and investment fair value-related purchase price adjustments included in the August 3 Crescent Capital Package Proposal, and Alcentra Capital management’s supplemental diligence review of Crescent Capital BDC’s investment portfolio. During the calls, the parties also discussed timing of any potential public announcement of a deal with Crescent Capital BDC in the context of Alcentra Capital’s proposed release of June 30, 2019 earnings information on August 7, 2019 and related considerations under applicable securities laws. At the conclusion of the calls, the Independent Director Committee again instructed the representatives of Houlihan Lokey to request further clarification from Crescent Capital BDC and its financial advisors regarding specific aspects of the August 3 Crescent Capital Package Proposal, particularly with respect to the dividend- and investment fair value-related purchase price adjustments included in the August 3 Crescent Capital Package Proposal (as updated based on discussions between representatives of Alcentra Capital and Crescent Capital BDC and their respective financial and legal advisors subsequent to August 3, 2019). The Independent Director Committee also instructed the representatives of Houlihan Lokey to review with the Independent Director Committee a comparison of the August 3 Crescent Capital Package Proposal, as adjusted under various scenarios based on discussions with Crescent Capital BDC and its financial and legal advisors, against the July 10 Party C Business Combination Proposal, and the July 10 Revised Party D Business Combination Proposal.

Also on August 6, 2019, Alcentra Capital and Crescent Capital BDC executed an amendment to their exclusivity agreement to extend the expiration of the exclusivity period to 5:00 p.m., PT on August 12, 2019.

Later during the day on August 6, 2019 and throughout the day on August 7, 2019, representatives of Alcentra Capital’s management and Houlihan Lokey held multiple telephonic conferences with representatives of Crescent Capital BDC’s management and Crescent Capital BDC’s financial advisors to ask clarifying questions relating to the August 3 Crescent Capital Package Proposal, including with respect to the dividend- and investment fair value-related purchase price adjustments, the proposed allocation and timing of incurrence of transaction expenses and Alcentra Capital management’s supplemental diligence review of Crescent Capital BDC’s investment portfolio.

Also on August 6, 2019, management of Crescent Capital BDC provided an update to the Crescent Capital BDC Board on the Alcentra Capital process.

In the afternoon of August 7, 2019, the Independent Director Committee held a telephonic meeting with the Alcentra Capital Board, representatives of Alcentra Capital’s management, Houlihan Lokey, S&W, Miles & Stockbridge, and Dechert present to discuss updates regarding discussions with Crescent Capital BDC and its financial advisors since the prior day’s meeting and to review, with the assistance of Houlihan Lokey, the potential updates to the August 3 Crescent Capital Package Proposal, as adjusted under various scenarios based on discussions with Crescent Capital BDC and its financial and legal advisors, as compared to the financial aspects of the July 10 Party C Business Combination Proposal and the July 10 Revised Party D Business Combination Proposal, as well as the execution risks associated with each bid. Extensive discussion ensued during the meeting, including with respect to potential updates from Crescent Capital BDC to the dividend- and investment fair value-related purchase price adjustments included in the August 3 Crescent Capital Package Proposal (as updated based on discussions between representatives of Alcentra Capital and Crescent Capital BDC and their respective financial and legal advisors subsequent to August 3, 2019) and Crescent Capital BDC’s proposed allocation and timing of incurrence of transaction expenses. At the conclusion of the August 7, 2019 meeting, the Independent Director Committee again instructed the representatives of Houlihan Lokey to request further clarification from Crescent Capital BDC and its financial advisors regarding specific aspects of Crescent Capital BDC’s current proposal, particularly with respect to the dividend- and investment fair value-related purchase price adjustments.

Also on August 7, 2019, management of Crescent Capital BDC provided an update to the Crescent Capital BDC Board on the Alcentra Capital process.

From August 7, 2019 through August 9, 2019, representatives of Alcentra Capital’s management and Crescent Capital BDC’s management and their respective financial and legal advisors, including S&W on behalf of the Independent Director Committee, held multiple telephonic discussions and/or exchanged correspondence regarding the August 3 Crescent Capital Package Proposal and potential updates thereto, as well as the draft merger agreement and ancillary documents in order to finalize the agreements relating to the proposed transaction, and exchanged multiple drafts of the merger agreement and ancillary documents. During August 8, 2019 and August 9, 2019, Dechert and Kirkland also exchanged multiple drafts of the debt commitment letter and term sheet from Ally Bank.

On August 10, 2019, representatives of Alcentra Capital’s management and Crescent Capital BDC’s management and their respective financial and legal advisors continued to hold discussions regarding the financial and contractual terms of the draft merger agreement and potential updates to the August 3 Crescent Capital Package Proposal.

In the evening of August 10, 2019, representatives of Alcentra Capital’s management, Houlihan Lokey, S&W, and Dechert discussed the dividend-related purchase price adjustments included in the August 3 Crescent Capital Package Proposal (as updated based on discussions between representatives of Alcentra Capital and Crescent Capital BDC and their respective financial and legal advisors subsequent to August 3, 2019).

In the morning of August 11, 2019, management of Crescent Capital BDC held a meeting with the Crescent Capital BDC Board, which was attended by each member of the Crescent Capital BDC Board and representatives of BofA Merrill Lynch, Kirkland and Proskauer. At the meeting, Mr. Breaux further discussed the Alcentra Capital process, including its favorable discussions with many of Crescent Capital BDC’s institutional stockholders and the belief that Crescent Capital BDC would receive voting agreements from stockholders holding a sufficient amount of the outstanding shares of Crescent Capital BDC Common Stock to approve each of the items for which Crescent Capital BDC intended to seek stockholder approval in connection with the proposed transaction. Representatives from Kirkland then discussed the material terms of the Merger Agreement that were still being negotiated, including issues relating to the potential payment of termination fees upon termination of the Merger Agreement.

Also in the morning of August 11, 2019, the Independent Director Committee held a telephonic meeting with the Alcentra Capital Board, with representatives of Alcentra Capital’s management, Houlihan Lokey, S&W, Miles & Stockbridge, and Dechert present to discuss the August 3 Crescent Capital Package Proposal, as updated to date based on discussions between representatives of Alcentra Capital and Crescent Capital BDC and their respective financial and legal advisors subsequent to August 3, 2019 (as updated, the “August 11 Crescent Capital Package Proposal”). Following a summary from representatives of Houlihan Lokey and Dechert of recent developments in discussions with Crescent Capital BDC and their financial and legal advisors and proposed timing, the members of the Independent Director Committee and the Alcentra Capital Board, with the assistance of representatives of Alcentra Capital’s management and their legal and financial advisors, discussed in detail the potential dividend-related purchase price adjustments included in the August 11 Crescent Capital Package Proposal and applicable RIC tax distribution requirements for Alcentra Capital. Following the discussions, and after review of the current draft merger agreement, the Independent Director Committee instructed Houlihan Lokey and Dechert to communicate to the representatives of Crescent Capital BDC and their financial and legal advisors that the Independent Director Committee was prepared to approve the terms of the merger agreement and the August 11 Crescent Capital Package Proposal assuming that the only adjustments to purchase price relating to Alcentra Capital’s dividends post-signing would be caused by any final tax dividend that Alcentra Capital was required to pay in connection with the closing of the transaction to comply with applicable RIC tax requirements that was in excess of Alcentra Capital’s regular quarterly dividends. Based on that assumption, the Independent Director Committee, with the assistance of representatives of Houlihan Lokey and Dechert, noted that the August 11 Crescent Capital Package Proposal (which accounted for (i) the discount assigned by CCG LP to the fair value of Alcentra Capital’s June 30, 2019 investment portfolio, (ii) the write-off of all but $0.3 million of the fair value of Alcentra Capital’s deferred tax asset as of June 30, 2019, (iii) the write-off of deferred financing costs, and (iv) estimated Alcentra Capital transaction expenses) represented (i) $7.84 per share in Crescent Capital BDC Common Stock at a fixed exchange ratio, (ii) $3.18 in cash per share (including $1.65 per share from Crescent Cap Advisors and a transaction fee subsidy valued at $0.03 per share), which would be reduced dollar-for-dollar based on Alcentra Capital’s final tax dividend, and (iii) certain management and incentive fee waivers by Crescent Cap Advisors of amounts payable to Crescent Cap Advisors by Crescent Capital BDC under the Crescent Capital BDC Investment Advisory Agreement.

In the afternoon of August 11, 2019, representatives of Alcentra Capital’s management and Crescent Capital BDC’s management and their respective financial and legal advisors held a telephonic conference to confirm the final financial and contractual terms of the draft merger agreement, based on the Independent Director Committee’s assumptions regarding the potential dividend-related purchase price adjustments in the August 11 Crescent Capital Package Proposal.

Following the afternoon conference call on August 11, 2019, Dechert and Kirkland exchanged drafts of the merger agreement on August 11, 2019 and August 12, 2019.

In the morning of August 12, 2019, management of Crescent Capital BDC held a meeting with Crescent Capital BDC Board, which was attended by each member of the Crescent Capital BDC Board and representatives from Kirkland, Proskauer, and BofA Merrill Lynch. At the meeting, Mr. Breaux provided an update on the Alcentra Capital process. Representatives from Kirkland reviewed the updated material terms of both the Merger Agreement and the Transaction Support Agreement. Representatives from BofA Merrill Lynch reviewed with the Crescent Capital BDC Board BofA Merrill Lynch’s financial analyses with respect to the Crescent Capital BDC Consideration to be paid by Crescent Capital BDC and delivered to the Crescent Capital BDC Board an oral opinion, which was confirmed by delivery of a written opinion dated August 12, 2019, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the Crescent Capital BDC Consideration to be paid by Crescent Capital BDC was fair, from a financial point of view, to Crescent Capital BDC, as more fully described in the section entitled “—Opinion of the Financial Advisor to the Crescent Capital BDC Board” beginning on page 180 of this joint proxy statement/prospectus. After further discussion, the Crescent Capital BDC Board unanimously approved the transaction.

Later in the afternoon of August 12, 2019, the Alcentra Capital Board and the Independent Director Committee held a joint meeting attended by all of Alcentra Capital’s directors, as well as representatives of management and Alcentra Capital’s financial and legal advisors, to consider the Merger Agreement and the First Merger, and to receive an update on the status of negotiations and the documents related thereto. At such meeting, the Alcentra Capital Board and the Independent Director Committee, with assistance from the representatives of Miles & Stockbridge, S&W, and Dechert, reviewed the applicable standard of conduct and the responsibilities of Alcentra Capital’s directors before reviewing the Merger Agreement, including a summary of the key terms and closing conditions thereof and related matters.

During the August 12 joint meeting, the Alcentra Capital Board and the Independent Director Committee, with the assistance of representatives of Houlihan Lokey, also reviewed the implied value of Crescent Capital BDC’s final bid, which was consistent with the Independent Director Committee’s assumptions regarding the potential dividend-related purchase price adjustments in respect of the August 11 Crescent Capital Package Proposal. The aggregate implied net consideration of the August 11 Crescent Capital Package Proposal as reviewed by the Independent Director Committee represented $11.02 per share (excluding certain management and incentive fee waivers by Crescent Cap Advisors), or approximately 100% of Alcentra Capital’s net asset value as of June 30, 2019, comprised of (i) $7.84 per share in Crescent Capital BDC Common Stock at a fixed exchange ratio of 0.4041 and (ii) $3.18 in cash per share (including $1.65 per share from Crescent Cap Advisors and a transaction fee subsidy valued at $0.03 per share), which would be reduced dollar-for-dollar based on Alcentra Capital’s final tax dividend. The Independent Director Committee, with the assistance of representatives of Houlihan Lokey and the legal advisors present, also noted the fee waivers to be granted by Crescent Cap Advisors, the Voting Agreements, the Transaction Support Agreement, and discussed Crescent Capital BDC’s proposed credit facility with Ally Bank.

At the request of the Independent Director Committee, representatives of Houlihan Lokey then reviewed and discussed its financial analyses with respect to Alcentra Capital and the First Merger. Thereafter, at the request of the Independent Director Committee, the representatives of Houlihan Lokey orally rendered Houlihan Lokey’s opinion to the Independent Director Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Independent Director Committee dated August 12, 2019), as to, as of such date, the fairness, from a financial point of view, to the holders of Alcentra Capital common stock (other than the Excluded Holders) of the Merger Consideration to be received by such holders (other than the Excluded Holders) in the First Merger pursuant to the Merger Agreement.

Later during the August 12 joint meeting, following an executive session of the Independent Director Committee with Miles & Stockbridge and S&W, the Independent Director Committee, after taking into consideration all of the information presented during Alcentra Capital Board meetings and meetings of the Independent Director Committee with respect to the strategic review process and the Transactions, including the current meeting, approved and adopted the Merger Agreement and recommended that the Alcentra Capital Board, among other things, declare the Merger Agreement and the transactions contemplated thereby, including the First Merger, advisable and in the best interests of Alcentra Capital and its stockholders, approve such transactions, and submit the First Merger to the stockholders for approval.

Also during the August 12 joint meeting, following the Independent Director Committee’s approval and recommendation, the Alcentra Capital Board, after taking into consideration all of the information presented during Alcentra Capital Board meetings and meetings of the Independent Director Committee with respect to the strategic review process and the Transactions, including the current meeting, declared that the Merger Agreement and the transactions contemplated thereby, including the First Merger, were advisable and in the best interests of Alcentra Capital and its stockholders, approved and adopted the Merger Agreement, directed that the First Merger be submitted to the Alcentra Capital stockholders for approval, and authorized Alcentra Capital’s officers to sign the Merger Agreement and such other documents required to effectuate the transactions contemplated thereby.

Late in the evening of August 12, 2019, after delivery to Dechert of the (i) executed debt commitment letter and term sheet from Ally Bank to Crescent Capital BDC, (ii) executed Transaction Support Agreement, and (iii) executed Voting Agreements, Alcentra Capital, Crescent Capital BDC, and the other parties thereto executed the Merger Agreement.

In the morning of August 13, 2019, following execution and delivery of the Merger Agreement, Alcentra Capital and Crescent Capital BDC issued a joint press release publicly announcing the Transactions. Later that afternoon, Alcentra Capital and Crescent Capital BDC held a joint conference call to discuss the Transactions.

Upon authorization of each of the Crescent Capital BDC Board and the Alcentra Capital Board, including the Independent Director Committee, on September 27, 2019, Crescent Capital BDC and Alcentra Capital agreed to effect the reincorporation of Crescent Capital BDC to Maryland, as previously contemplated by the Merger Agreement, through the merger of Crescent Capital BDC with and into Crescent Capital Maryland BDC, with Crescent Capital Maryland BDC surviving the merger. Accordingly, on September 27, 2019, Crescent Capital BDC, Alcentra Capital, Acquisition Sub and, solely for limited purposes, Crescent Cap Advisors, entered into Amendment No. 1 to effect technical amendments to reflect such reincorporation by merger.

Reasons for the Transactions

Alcentra Capital

In evaluating the First Merger, the Independent Director Committee and the Alcentra Capital Board consulted with and received the advice of their respective legal advisors and Alcentra Capital’s senior management and, with respect to the Independent Director Committee, Houlihan Lokey. In reaching their decisions, the Independent Director Committee and the Alcentra Capital Board considered a number of factors, including, but not limited to, the following factors, and, as a result, determined that the First Merger is in the best interests of Alcentra Capital and its stockholders.

The following discussion of the information and factors considered by the Independent Director Committee and the Alcentra Capital Board is not intended to be exhaustive but includes the material factors considered by them in evaluating the First Merger. Any calculations related to the Merger Consideration discussed below are based on the net asset value and number of outstanding shares of Alcentra Capital Common Stock and Crescent Capital BDC Common Stock as of June 30, 2019, unless otherwise indicated.

Financial Considerations. The Independent Director Committee and the Alcentra Capital Board considered the financial terms of the First Merger and related transactions, including:

•

the fact that upon completion of the First Merger, Alcentra Capital’s stockholders will be entitled to receive total Merger Consideration representing an implied value of approximately $141.9 million, or approximately $11.02 per share, after taking into account certain post-closing adjustments (assuming for illustrative purposes a market price for Crescent Capital BDC Common Stock equal to 1.0x net asset value, excluding certain management and incentive fee waivers by Crescent Cap Advisors, and based on market data as of August 9, 2019), representing 1.0x Alcentra Capital’s net asset value per share as of June 30, 2019, and 1.36x the closing price of Alcentra Capital Common Stock on August 12, 2019 (the last trading day before the execution of the Original Merger Agreement), which is comprised of approximately (i) 5.2 million shares of Crescent Capital Maryland BDC Common Stock at a fixed exchange ratio of 0.4041, valued at approximately $101.0 million, or $7.84 per share, based on Crescent Capital BDC’s net asset value at June 30, 2019; (ii) $19.3 million in cash, or $1.50 per share, from Crescent Capital Maryland BDC (less the amount of any Alcentra Tax Dividend declared by Alcentra Capital after the date of the Original Merger Agreement); and (iii) $21.6 million in cash, or $1.68 per share, from Crescent Cap Advisors (inclusive of a $0.03 per share transaction fee subsidy);

•	the fact that the implied value of the Merger Consideration was greater than the respective implied values of the net consideration proposed by each of Party C and Party D, assuming for comparative purposes that Crescent Capital BDC’s non-listed common stock traded at various potential premiums and discounts to net asset value per share post-Listing;

•

the fact that the cash component of the Merger Consideration, which accounts for approximately 28.9% of the total value of the Merger Consideration of $11.02 per share of Alcentra Capital Common Stock, provides liquidity and certainty of value;

•

the fact that, based on the shares of Alcentra Capital Common Stock and Crescent Capital BDC Common Stock outstanding as of August 12, 2019, Alcentra Capital’s stockholders would own approximately 19% of the combined company on a fully diluted basis immediately following the Effective Time, providing potential upside for Alcentra Capital’s stockholders if shares of Crescent Capital Maryland BDC Common Stock appreciate in the future;

•

the fact that Crescent Cap Advisors, which serves as the investment adviser to Crescent Capital BDC and will serve as investment adviser to the combined company post-closing, agreed to amend the Crescent Capital BDC Investment Advisory Agreement to implement the following changes in order to support the expected profitability of the combined company following the Effective Time:

•	reduce the annual base management fee from 1.50% to 1.25%;

•	waive a portion of the base management fee for the 18 months following the First Merger so that only 0.75% will be charged for such time period;

•	increase the hurdle rate under the income-based portion of the incentive fee from 1.50% to 1.75% per quarter (or from 6.00% to 7.00% annualized); and

•	waive the income-based portion of the incentive fee for the 18 months following the First Merger;

•

the financial analyses reviewed by Houlihan Lokey with the Independent Director Committee as well as the oral opinion of Houlihan Lokey rendered to the Independent Director Committee on August 12, 2019 (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Independent Director Committee dated August 12, 2019, a copy of which was furnished to the Alcentra Capital Board solely for informational purposes), as to, as of such date, the fairness, from a financial point of view, to the holders of Alcentra Capital Common Stock other than the Excluded Holders of the Merger Consideration to be received by such holders (other than the Excluded Holders) in the First Merger pursuant to the Merger Agreement;

•

the fact that Crescent Cap Advisors agreed to bear approximately $1.4 million of Crescent Capital BDC’s transaction expenses incurred related to the Mergers and the related $0.03 per share positive impact thereof to Alcentra Capital’s stockholders; and

•

the fact that Crescent Capital Maryland BDC will implement a stock repurchase program for a period of twelve months via open-market share repurchases in an aggregate amount of up to $20 million in shares of Crescent Capital Maryland BDC Common Stock at market prices (at any time the shares of Crescent Capital Maryland BDC Common Stock trades below 90% of the most recently disclosed net asset value per share), less any amounts of Crescent Capital Maryland BDC Common Stock purchased by Crescent Capital Maryland BDC or Crescent Cap Advisors’ affiliates at a price equal to or higher than the price contemplated by Crescent Capital Maryland BDC’s proposed repurchase program, subject to certain regulatory restrictions.

Thorough Review of Strategic Alternatives. The Independent Director Committee and the Alcentra Capital Board considered the results of the extensive review of strategic alternatives, including:

•

the fact that the Independent Director Committee, with the assistance of its financial advisor, undertook a public strategic alternatives review process in an effort to maximize the price Alcentra Capital’s stockholders would receive as consideration in any strategic transaction, with 95 potential bidders contacted, 56 of which having executed confidentiality agreements, and 18 of which having submitted letters of interest;

•

the belief of the Independent Director Committee and the Alcentra Capital Board, which belief was formed based on a review of the results of the strategic review process, with the assistance of Alcentra Capital’s management, the Independent Director Committee’s and Alcentra Capital’s respective legal advisors, and, with respect to the Independent Director Committee, Houlihan Lokey, that the Transactions are more favorable to Alcentra Capital’s stockholders, taking into account the potential risks, benefits, and uncertainties associated with each alternative, including, among other opportunities and alternatives, the following: (1) pursuing business combinations with entities other than Crescent Capital BDC, including Party C and Party D; (2) continuing to operate Alcentra Capital on a stand-alone basis; and (3) pursuing a full liquidation of Alcentra Capital; and

•

the belief of the Independent Director Committee and the Alcentra Capital Board, which belief was formed after consultation with Alcentra Capital’s management, the Independent Director Committee’s and Alcentra Capital’s respective legal advisors, and, with respect to the Independent Director Committee, Houlihan Lokey, that soliciting interest from other third parties would be unlikely to lead to a better offer and could lead to the loss of Crescent Capital BDC’s proposed offer.

Strategic and Business Considerations. The Independent Director Committee and the Alcentra Capital Board considered the various opportunities for the combined company to provide a number of strategic and business opportunities and generate additional stockholder value, including:

•

the fact that the combined company will be a top-15, externally managed, publicly traded BDC by market capitalization (assuming the combined company’s common stock trades at NAV post-Listing), with significantly increased market presence and improved economies of scale;

•	the fact that the combined company is estimated to have over $500+ million of net assets and a portfolio valued in excess of $900 million following the Effective Time;

•

the fact that the Mergers are expected to provide additional scale and portfolio diversification for the combined company, which is expected to reduce the market’s perception of risk in, and volatility associated with, the combined company’s investment portfolio as compared to Alcentra Capital’s stand-alone investment portfolio, and position the combined company, among other things, to (1) capitalize on market conditions; (2) originate transactions with increased final hold positions; and (3) enhance access to lower cost capital from banks and capital market participants;

•

the fact that the receipt of shares of Crescent Capital Maryland BDC Common Stock in exchange for shares of Alcentra Capital Common Stock will permit Alcentra Capital’s stockholders to receive dividend payments from the combined company, particularly given that Crescent Capital BDC expects that the Mergers will facilitate a dividend policy designed to over-earn a quarterly dividend of $0.41 per share with the potential for future dividend growth over time;

•

the fact that the Mergers will accelerate Alcentra Capital’s portfolio transition to upper middle-market senior secured investments, in light of the fact that the combined company’s pro forma investment portfolio will have a greater concentration of first lien investments in upper middle-market companies than Alcentra Capital’s investment portfolio has on a stand-alone basis;

•	the fact that Alcentra Capital’s stockholders will have the ability to participate in the future growth of the combined company, including potential synergies expected to result from the Mergers;

•	the combined company’s increased market presence/visibility to financial sponsors, management teams and intermediaries given its increased size;

•	the historical performance of Alcentra Capital and Crescent Capital BDC, and combined company’s ability to make future dividend payments to its stockholders;

•

the fact that the Supporting Crescent Capital BDC Stockholders, which represent over two-thirds of the outstanding shares of Crescent Capital BDC Common Stock as of August 12, 2019, have entered into Voting Agreements with Alcentra Capital to support the Transactions and vote all shares of Crescent

Capital BDC Common Stock they beneficially own in favor of the Crescent Capital BDC stockholder proposals related to the Transactions, resulting in the approval of such stockholder proposals being effectively assured;

•

the fact that, as part of Crescent Capital BDC’s Reincorporation, Crescent Capital BDC stockholders will become subject to the Crescent Capital BDC Maryland Charter, which will, among other things, provide that during the period beginning with the Reincorporation and ending 365 days after the date of the Listing, any transfer (whether by sale, gift, merger, operation of law or otherwise), exchange, assignment, pledge, hypothecation or other disposition or encumbrance of any shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder attendant to the Reincorporation is prohibited, and therefore not effective, until 180 days after the date of the Listing for one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation, 270 days after the date of the Listing for another one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation and 365 days after the date of the Listing for the final one-third of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation, unless the Crescent Capital Maryland BDC Board provides prior written consent permitting an earlier effective date and the transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance is made in accordance with applicable securities and other laws; and

•

Alcentra Capital’s knowledge of Crescent Capital BDC’s business, operations, financial condition, earnings and prospects, taking into account the results of Alcentra Capital’s business and legal diligence review of Crescent Capital BDC’s operations, its portfolio companies and other corporate and financial matters conducted by the Independent Director Committee and Alcentra Capital’s management, with the assistance of their respective legal advisors, and that no significant issues were uncovered as a result of such diligence review.

Terms of the Merger Agreement. The Independent Director Committee and the Alcentra Capital Board considered the terms and conditions of the Merger Agreement and the course of negotiations thereof, including:

•	the fact that the Merger Agreement is unlikely to unduly deter third parties from making unsolicited acquisition proposals given that:

•

the Merger Agreement does not preclude Alcentra Capital from responding to and negotiating with respect to certain unsolicited acquisition proposals from third parties made prior to the time Alcentra Capital’s stockholders approve the First Merger if any such third party makes an unsolicited acquisition proposal that the Alcentra Capital Board determines in good faith, after consultation with its financial advisor and outside legal counsel, constitutes or would reasonably be expected to result in a “superior proposal” (as defined in the Merger Agreement) and that the failure of the Alcentra Capital Board to respond to such superior proposal would reasonably be expected to be inconsistent with the duties of the Alcentra Capital Board under applicable law;

•

Alcentra Capital may grant a waiver of or terminate any standstill or similar obligation to the extent necessary to allow a third party to make a “competing proposal” (as defined in the Merger Agreement);

•

under all of the confidentiality agreements entered into during Alcentra Capital’s strategic review process, third parties may privately request a waiver from the Alcentra Capital Board to submit an unsolicited acquisition proposal to the Alcentra Capital Board; and

•

if the Alcentra Capital Board determines in good faith after consultation with its advisors that the unsolicited acquisition proposal (1) either constitutes or would reasonably be expected to lead to a superior proposal (as defined in the Merger Agreement) and (2) failure to consider such proposal would reasonably be expected to be inconsistent with the duties of Alcentra Capital’s directors under applicable law, then the Alcentra Capital Board can terminate the Merger Agreement, subject to certain procedural requirements, including a three-day match period for Crescent Capital BDC, and enter into a definitive agreement with respect to such superior proposal, provided that, concurrently with such termination, Alcentra Capital pays to Crescent Capital BDC a termination fee of approximately $4.2 million;

•	the likelihood that the proposed Mergers would be completed based on, among other things:

•	the absence of a financing condition in the Merger Agreement;

•

the fact that Merger Agreement provides that each party to the Merger Agreement is entitled to specific performance in the event of any breach or to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement;

•	the outside date under the Merger Agreement of March 31, 2020, which allows for time that is expected to be sufficient to complete the Merger; and

•

the level of commitments made by Alcentra Capital and Crescent Capital BDC to obtain applicable regulatory approvals and third-party consents, including with respect to the HSR Act, which in the view of the Alcentra Capital and the Independent Director Committee made it likely that the Mergers would be completed;

•	the fact that the Merger Agreement includes customary terms, including customary non-solicitation, closing and termination provisions;

•

the fact that the Merger Agreement imposes a continuing obligation on Crescent Capital Maryland BDC to provide post-closing indemnification to and maintain insurance for officers and directors of Alcentra Capital; and

•

the fact that the consideration and negotiation of the Merger Agreement was conducted through extensive arm’s-length negotiations under the oversight of the Independent Director Committee, which is composed solely of independent directors.

Other Factors Considered by the Independent Director Committee and the Alcentra Capital Board. Each of the Independent Director Committee and the Alcentra Capital Board considered the following additional factors, all of which each viewed as supporting its decision to approve the Merger Agreement:

•

the fact that the combined company will be externally managed by Crescent Cap Advisors, and Crescent Cap Advisors is supported by CCG LP, which managed over $25 billion in privately originated debt investments and marketable securities and had over 80 investments professionals, each as of June 30, 2019;

•

the feedback the Alcentra Capital Board and Alcentra Capital’s management received from Alcentra Capital’s stockholders during and prior to the Independent Director Committee’s formal launch of a strategic alternatives review process;

•	the fact that Alcentra Capital’s senior management recommended in favor of approval of the Merger Agreement and the Transactions;

•

from the Alcentra Capital Board’s perspective, the fact that the Independent Director Committee approved and adopted the Merger Agreement and recommended that the Alcentra Capital Board, among other things, declare the Merger Agreement and the First Merger advisable and in the best interests of Alcentra Capital and its stockholders and recommend that Alcentra Capital’s stockholders approve the First Merger;

•

the fact that the receipt of shares of Crescent Capital Maryland BDC Common Stock in exchange for shares of Alcentra Capital Common Stock will result in Alcentra Capital’s stockholders receiving Crescent Capital Maryland BDC Common Stock that may ultimately be more liquid than Alcentra Capital Common Stock, given the increased size and diversification of the equity base of the combined company as a result of the Mergers;

•

the fact that Wells Fargo Bank, N.A. has been a lender to Crescent Capital BDC since 2016 and currently provides a $250 million leverage facility to Crescent Capital BDC, which Crescent Capital BDC expects to remain outstanding after the Effective Time; and

•

the receipt by Crescent Capital BDC, and review by the Independent Director Committee and the Alcentra Capital Board, including their respective financial and legal advisors, as applicable, of an executed debt commitment letter from Ally Bank agreeing to provide Crescent Capital BDC with a revolving leverage facility equal to $200.0 million (which may be increased to up to $300.0 million at Crescent Capital BDC’s option if certain conditions are met), prior to the closing of the First Merger, subject to the terms and conditions of such letter.

The Independent Director Committee and the Alcentra Capital Board weighed these advantages and opportunities against a number of risks and potential negative factors concerning the Merger Agreement and the Transactions, including:

•

the challenges inherent in the combination of two companies of the size and scope of Alcentra Capital and Crescent Capital BDC, including the risk that integration costs may be greater than anticipated and the possible diversion of management attention for an extended period of time;

•

the challenges of developing and executing a successful strategy and business plan for the combined company, including the risk of not capturing all the anticipated synergies between Alcentra Capital and Crescent Capital BDC and the risk that other anticipated benefits of the Mergers might not be realized;

•

the restrictions in the Merger Agreement on Alcentra Capital’s ability to respond to and negotiate certain unsolicited acquisition proposals from third parties, the requirement that Alcentra Capital pay Crescent Capital BDC a termination fee of approximately $4.2 million if the Merger Agreement is terminated under certain circumstances and the risk that such restrictions and termination fee may discourage third parties that might otherwise have an interest in a business combination with, or acquisition of, Alcentra Capital from making unsolicited acquisition proposals;

•	the restrictions in the Merger Agreement on the conduct of Alcentra Capital’s business during the period between execution of the Merger Agreement and the completion of the Mergers;

•	the absence of appraisal rights for objecting stockholders of Alcentra Capital in connection with the First Merger;

•	the risk that Alcentra Capital’s stockholders may vote against approval of the First Merger at the Alcentra Capital Special Meeting;

•

the amount of time it could take to complete the Mergers, including the fact that the completion of the Mergers depends on factors outside of Alcentra Capital’s or Crescent Capital BDC’s control, and the risk that the pendency of the Mergers for an extended period of time following the announcement of the execution of the Merger Agreement could have an adverse impact on Alcentra Capital or on the combined company;

•

the potential for diversion of management and employee attention during the period prior to the completion of the Mergers and the potential negative effects of such diversion on Alcentra Capital’s and/or the combined company’s businesses;

•

the risk that changes in the regulatory landscape or new industry developments, including changes in regulations that would affect the combined company’s classification as a BDC, may adversely affect the synergies anticipated to result from the Mergers;

•	the concentrated nature of the ownership of Crescent Capital BDC Common Stock and the potential impact thereof on the trading volume of the combined entity’s shares post-Listing; and

•

the risks of the type and nature described under the section entitled “Risk Factors” and the matters described under the section entitled “Special Note Regarding Forward-Looking Statements” in this joint proxy statement/prospectus.

The foregoing discussion of the information and factors considered by the Independent Director Committee and the Alcentra Capital Board is not intended to be exhaustive, but rather includes the principal factors that they considered in making their respective decisions and recommendations. In view of the wide variety of factors considered in connection with their evaluation of the Merger Agreement and the First Merger, including the Transactions, and the complexity of those matters, the Independent Director Committee and the Alcentra Capital Board did not find it useful and did not attempt to quantify, rank, or otherwise assign any relative or specific weights to the various factors that it considered in reaching their respective determination to approve the Merger Agreement and to make recommendations to Alcentra Capital’s stockholders. In addition, individual members of each of the Independent Director Committee and the Alcentra Capital Board may have given different weights to different factors. The Independent Director Committee and the Alcentra Capital Board conducted an overall review of the factors described above, including thorough discussions with the assistance of Alcentra Capital’s management, the Independent Director Committee’s and Alcentra Capital’s respective legal advisors, and, with respect to the Independent Director Committee, Houlihan Lokey, and based their respective unanimous decisions and recommendations on the totality of the information presented to them.

The explanation of the reasoning of the Independent Director Committee and the Alcentra Capital Board and certain information presented in this section are forward-looking in nature and, therefore, the information should be read in light of the factors discussed in the section entitled “Special Note Regarding Forward-Looking Statements” in this joint proxy statement/prospectus.

Crescent Capital BDC

In evaluating the Merger Agreement, the Crescent Capital BDC Board consulted with representatives of management, its investment adviser, Crescent Cap Advisors, as well as Crescent Capital BDC’s financial, legal and other advisors and considered a number of factors, including, but not limited to, the following factors, and determined that the Transactions are in Crescent Capital BDC’s best interests and the best interests of Crescent Capital BDC stockholders.

The following discussion of the information and factors considered by the Crescent Capital BDC Board, including the independent directors, is not intended to be exhaustive, but includes the material factors considered by the Crescent Capital BDC Board in evaluating the Transactions.

Financial and Strategic Considerations. The Crescent Capital BDC Board considered the following financial terms of, and strategic and business factors relating to, the Transactions:

•

the unique opportunity to merge with a listed BDC in a transaction that is expected to establish a top-15 externally managed, publicly traded BDC by market capitalization, with an estimated $500+ million of net assets and a portfolio in excess of $900 million at close;

•	that the Transactions are expected to facilitate a dividend policy designed to over-earn a quarterly $0.41 dividend per share with the potential for future dividend growth over time;

•	that the combined company’s shares will be listed for trading on the Nasdaq Global Select Market;

•	that the combined company’s enhanced scale and listing will increase Crescent Capital BDC’s market presence and importance to sponsors and borrowers and raise its profile with institutional investors;

•

that the enhanced scale of the combined company’s portfolio may accelerate Crescent Capital BDC’s path to more diversified funding sources, enhance its ability to tap the capital markets for additional growth equity and provide greater opportunities for lower cost financing through convertible notes and unsecured debt;

•	that Crescent Capital BDC will be assuming Alcentra Capital’s unsecured notes for added funding diversity;

•	that the larger scale of the combined company is expected to lower Crescent Capital BDC’s general and administrative expense ratio;

•

that the consideration to be paid by Crescent Capital BDC (and not taking into account the Crescent Cap Advisors Consideration) is a meaningful discount to Alcentra Capital’s net asset value per share as reported in Alcentra Capital’s Form 10-Q for the quarter ended June 30, 2019;

•

that the limited overlap of assets and investments of Alcentra Capital and Crescent Capital BDC will result in increased diversification of the combined company’s portfolio and may provide Crescent Capital BDC’s investment adviser with greater investment flexibility and investment options for Crescent Capital BDC;

•	Crescent Capital BDC’s potential ability to rotate certain legacy Alcentra Capital portfolio investments into investments that generate better risk-adjusted returns;

•

that, while transaction expenses may create initial pro forma dilution, Crescent Capital BDC expects transaction expenses to be recovered through accretive earnings resulting from fee waivers, and portfolio growth and rotation;

•

that Crescent Cap Advisors has agreed to implement the following changes to the Crescent Capital BDC Investment Advisory Agreement to facilitate an enhanced level of profitability of the combined company: (a) reduce the base management fee from 1.50% to 1.25%, (b) waive a portion of the base management fee for the 18-month period following the First Merger so that only 0.75% will be charged for such time period, (c) waive the income-based portion of the incentive fee for the 18-month period following the First Merger, and (d) increase the hurdle rate under the income-based portion of the incentive fee from 1.50% to 1.75% per quarter (or from 6.00% to 7.00% annualized);

•	that the increased alignment and support through cash consideration and fee waivers of Crescent Cap Advisors is expected to accrete value to all stockholders;

•	that Crescent Capital BDC was able to obtain additional committed financing of $200 million to support the Transactions;

•

the opinion of BofA Merrill Lynch, dated August 12, 2019, to the Crescent Capital BDC Board as to the fairness, from a financial point of view and as of the date of the opinion, to Crescent Capital BDC of the Crescent Capital BDC Consideration to be paid by Crescent Capital BDC in the Transactions, as more fully described below in the section entitled “—Opinion of the Financial Advisor to the Crescent Capital BDC Board”;

•	its understanding of Crescent Capital BDC’s business, portfolio companies, operations, financial condition, earnings, risks and prospects;

•	the values and prospects of the portfolio company investments held by Alcentra Capital and Crescent Capital BDC;

•

information and discussions with Crescent Capital BDC’s management regarding Alcentra Capital’s business and portfolio investments and the anticipated benefits of the Transactions, as well as the recommendation of the Transactions by Crescent Capital BDC’s management; and

•

that, following the completion of the Transactions, the current directors and officers of Crescent Capital BDC are expected to continue in their current positions and that Crescent Cap Advisors will continue to externally manage the combined company.

Terms of the Merger Agreement. The Crescent Capital BDC Board considered the terms and conditions of the Merger Agreement and the course of negotiations thereof, including:

•	the terms of the Merger Agreement were the result of extensive arm’s-length negotiations between representatives of Crescent Capital BDC and Alcentra Capital;

•

that upon termination of the Merger Agreement under certain specified circumstances, Alcentra Capital may be required to pay Crescent Capital BDC a termination fee of approximately $4.2 million, or approximately 3% of the aggregate equity value of the Transactions;

•	that the Merger Agreement includes customary terms, including customary non-solicitation, closing and termination provisions;

•	that Crescent Cap Advisors will bear approximately $1.4 million of Crescent Capital BDC’s expenses incurred in connection with completing the Transactions;

•

that the Merger Agreement requires Crescent Capital BDC to implement a $20 million open-market repurchase plan for 12 months after closing any time Crescent Capital Maryland BDC Common Stock trades below 90% of net asset value (less any amount provided for under 10b5-1 trading plans entered into by Crescent Capital BDC’s affiliates);

•	that the Merger Agreement provides for a three-business-day match period for Crescent Capital BDC in the event that Alcentra Capital receives an unsolicited acquisition proposal;

•	that the outside date under the Merger Agreement is March 31, 2020, which allows for time that is expected to be sufficient to complete the Mergers; and

•

that the stock portion of the Merger Consideration is a fixed number of shares and thus avoids fluctuations in the number of shares of Crescent Capital Maryland BDC Common Stock payable as part of the Merger Consideration.

Other Factors Considered by the Crescent Capital BDC Board. The Crescent Capital BDC Board considered the following additional factors:

•

the fact that valuations of private investments and private companies are inherently uncertain, may fluctuate over short periods of time and may be based on estimates and, as a result, Crescent Capital BDC’s estimates of the fair value of Alcentra Capital’s portfolio companies may differ materially from the values that Crescent Capital BDC may ultimately realize and the fair value of Alcentra Capital’s investment portfolio may be significantly less than the fair value assigned to it by Crescent Capital BDC;

•

its understanding of the current and prospective environments in which Crescent Capital BDC and Alcentra Capital operate, including industry, economic and market conditions, the competitive environment and the likely impact of these factors on Crescent Capital BDC and Alcentra Capital in light of, and in the absence of, the Transactions;

•	its review with its advisors of the structure of the Transactions and the financial and other terms of the Transactions;

•

that the completion of the Transactions is conditioned on, among other things, the receipt of clearance under the HSR Act and Crescent Capital BDC Common Stock obtaining approval for listing on NASDAQ;

•	that the implied value of the stock portion of the per share Merger Consideration could increase prior to the Effective Time if the value of Crescent Capital BDC Common Stock increases;

•	the historical and current values of Crescent Capital BDC Common Stock and Alcentra Capital Common Stock;

•	the potential opportunities for cost savings and synergies as a result of the Transactions, together with the risks associated with achieving such cost savings and synergies;

•

the likelihood of a successful integration of Alcentra Capital’s business and operations with those of Crescent Capital BDC and of successful operation of the combined company despite the challenges of such integration;

•

the size of the transaction relative to Crescent Capital BDC’s enterprise value and the fact that the total Merger Consideration (including that portion of the Merger Consideration provided by Crescent Cap Advisors) represented a premium of approximately 36% based on the closing price of Alcentra Capital Common Stock on August 12, 2019 (which was the last full trading day before public announcement of the Transactions) and that Alcentra Capital stockholders would own approximately 19% of the combined company following completion of the Transactions; and

•	the need to obtain Crescent Capital BDC stockholder and Alcentra Capital stockholder approvals in order to complete the Transactions.

The Crescent Capital BDC Board was also aware that pursuant to the Crescent Capital BDC Investment Advisory Agreement, Crescent Cap Advisors has indirect financial interests in the Transactions that are different from, and/or in addition to, the interests of Crescent Capital BDC stockholders. For example, Crescent Cap Advisors’ base management fee is based on a percentage of Crescent Capital BDC’s total assets (other than cash and cash equivalents). Because total assets under management will increase as a result of the Transactions, the dollar amount of Crescent Cap Advisors’ base management fee will increase as a result of the Transactions. In addition, the income-based portion of the incentive fee and capital gains incentive fee payable by Crescent Capital BDC to Crescent Cap Advisors may be impacted as a result of the Transactions.

In connection with the Transactions, Crescent Cap Advisors has agreed to (1) provide approximately $21.6 million in cash, or $1.6761 per share of Alcentra Capital Common Stock, payable to Alcentra Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing, (2) permanently reduce its base management fee from 1.50% to 1.25%, (3) waive a portion of the base management fee for the 18-month period following the closing of the First Merger so that only 0.75% will be charged for such time period, (4) waive the income-based portion of its incentive fee for the 18-month period following the First Merger and (5) increase the hurdle rate under the income-based portion of the incentive fee from 1.50% to 1.75% per quarter (or from 6.00% to 7.00% annualized). For more information regarding Crescent Cap Advisors’ interests in the Transactions in connection with the Crescent Capital BDC Investment Advisory Agreement and the Proposed Crescent Capital BDC Investment Advisory Agreement, see “Crescent Capital BDC Proposal #3: The Approval of the Proposed Crescent Capital BDC Investment Advisory Agreement—Overview of the Crescent Capital BDC Investment Advisory Agreement.”

This discussion of the information and factors considered by the Crescent Capital BDC Board includes the material factors considered by the Crescent Capital BDC Board but it is not intended to be exhaustive and may not include all the factors considered by the Crescent Capital BDC Board. In view of the wide variety of factors considered in connection with its evaluation of the Transactions and the complexity of those matters, the Crescent Capital BDC Board did not quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to enter into the Merger Agreement. Rather, the Crescent Capital BDC Board viewed its position as being based on the totality of the information presented to it and the factors it considered by it, including its discussions with, and questioning of, members of Crescent Capital BDC’s management and outside legal and financial advisors. In addition, individual members of the Crescent Capital BDC Board may have given differing weights to different factors.

The Crescent Capital BDC Board, including the independent directors, considered all of these factors and others as a whole and, on balance, concluded that they supported a favorable determination to enter into the Merger Agreement.

In considering the recommendation of the Crescent Capital BDC Board to approve (1) the Reincorporation Merger; (2) the issuance of the shares of Crescent Capital Maryland BDC Common Stock to be issued to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then current net asset value per share, if applicable; and (3) the approval of the Proposed Crescent Capital BDC Investment Advisory Agreement, Crescent Capital BDC stockholders should be aware that, as discussed above, Crescent Cap Advisors may have interests in the Transactions that are different from, or in addition to, those of Crescent Capital BDC stockholders generally. For additional information, see the section entitled “—Interests of Certain Persons Related to Crescent Capital BDC in the Transactions” in this document. The explanation of the reasoning of the Crescent Capital BDC Board and certain information presented in this section are forward-looking in nature and, therefore, the information should be read in light of the factors discussed in the section entitled “Special Note Regarding Forward-Looking Statements” in this joint proxy statement/prospectus.

Recommendation of the Board of Directors of Alcentra Capital

At its meeting on the Alcentra Capital Board, including each of its independent directors, and the Independent Director Committee, unanimously approved the First Merger and determined that the Original Merger Agreement and the Transactions, are advisable, fair to and in the best interests of Alcentra Capital and its stockholders. The Alcentra Capital Board, including each of its independent directors, and upon the recommendation from the Independent Director Committee, unanimously recommends that Alcentra Capital stockholders vote “FOR” the First Merger. In addition, on September 22, 2019, the Alcentra Capital Board, including each of its independent directors, and the Independent Director Committee unanimously approved by written consent Amendment No. 1 and the Reincorporation Merger.

Recommendation of the Board of Directors of Crescent Capital BDC

At its meeting on August 12, 2019, the Crescent Capital BDC Board, including each of its independent directors, unanimously approved the Original Merger Agreement and the Transactions and determined that the Original Merger Agreement and the Transactions, including the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Original Merger Agreement at a price per share that is below its then-current NAV, if applicable are advisable and in the best interest of Crescent Capital BDC and its stockholders. In addition, on September 27, 2019, the Crescent Capital BDC Board, including each of its independent directors, and the Independent Director Committee unanimously approved by written consent Amendment No. 1 and the Reincorporation Merger. At its meeting on October 2, 2019, the Crescent Capital BDC Board, including each of its independent directors, unanimously approved the Proposed Crescent Capital BDC Investment Advisory Agreement. The Crescent Capital BDC Board, including the independent directors, unanimously recommends that Crescent Capital BDC stockholders vote “FOR” the Reincorporation Merger, “FOR” the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Original Merger Agreement at a price below its then-current NAV per share, if applicable, “FOR” approval of the Proposed Crescent Capital BDC Investment Advisory Agreement and “FOR” the adjournment of the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Crescent Capital BDC Special Meeting to approve the foregoing proposals.

Opinion of the Financial Advisor to the Independent Director Committee of the Alcentra Capital Board

On August 12, 2019, Houlihan Lokey orally rendered its opinion to the Independent Director Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Independent Director Committee dated August 12, 2019), as to, as of August 12, 2019, the fairness, from a financial point of view, to the holders of Alcentra Capital Common Stock other than the Excluded Holders of the Merger Consideration to be received by such holders (other than the Excluded Holders) in the First Merger pursuant to the Merger Agreement.

Houlihan Lokey’s opinion was directed to the Independent Director Committee (in its capacity as such) and only addressed the fairness, from a financial point of view, to the holders of Alcentra Capital Common Stock other than the Excluded Holders of the Merger Consideration to be received by such holders (other than the Excluded Holders) in the First Merger pursuant to the Merger Agreement and did not address any other aspect or implication of the Mergers, any related transaction or any other agreement, arrangement or understanding entered into in connection therewith or otherwise. The summary of Houlihan Lokey’s opinion in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex C-1 to this joint proxy statement/

prospectus and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this joint proxy statement/prospectus are intended to be, and do not constitute, advice or a recommendation to the Independent Director Committee, any security holder of Alcentra Capital or any other person as to how to act or vote with respect to any matter relating to the Mergers or otherwise.

In connection with its opinion, Houlihan Lokey made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:

1.	reviewed a draft, dated August 11, 2019, of the Merger Agreement;

2.	reviewed certain publicly available business and financial information relating to Alcentra Capital and Crescent Capital BDC that Houlihan Lokey deemed to be relevant;

3.

reviewed certain information relating to the historical, current and future operations, financial condition and prospects of Alcentra Capital and Crescent Capital BDC made available to Houlihan Lokey by Alcentra Capital and Crescent Capital BDC, including (i) financial projections prepared by the management of Alcentra Capital relating to Alcentra Capital for the years ending 2019 through 2023 (the “Alcentra Capital Projections”) and (ii) financial projections prepared by the management of Crescent Capital BDC relating to Crescent Capital BDC for the years ending 2019 through 2023 (the “Crescent Capital BDC Projections”);

4.

spoke with certain members of the respective managements of Alcentra Capital and Crescent Capital BDC and certain of their representatives and advisors regarding the respective businesses, operations, financial condition and prospects of Alcentra Capital and Crescent Capital BDC, the Mergers and related matters;

5.	compared the financial and operating performance of Alcentra Capital and Crescent Capital BDC with that of companies with publicly traded equity securities that Houlihan Lokey deemed to be relevant;

6.	considered the publicly available financial terms of certain transactions that Houlihan Lokey deemed to be relevant; and

7.	conducted such other financial studies, analyses and inquiries and considered such other information and factors as Houlihan Lokey deemed appropriate.

Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to it, discussed with or reviewed by it, or publicly available, and did not assume any responsibility with respect to such data, material and other information. In addition, management of Alcentra Capital advised Houlihan Lokey, and Houlihan Lokey assumed, that the Alcentra Capital Projections were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of Alcentra Capital. Furthermore, with the Independent Director Committee’s authorization Houlihan Lokey assumed that the Crescent Capital BDC Projections were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Crescent Capital BDC as to the future financial results and condition of Crescent Capital BDC. With the Independent Director Committee’s authorization, Houlihan Lokey assumed that the Alcentra Capital Projections and the Crescent Capital BDC Projections provided a reasonable basis on which to evaluate Alcentra Capital, Crescent Capital BDC and the Mergers and Houlihan Lokey, with the Independent Director Committee’s authorization, used and relied upon the Alcentra Capital Projections and the Crescent Capital BDC Projections for purposes of its analyses and opinion. Houlihan Lokey expressed no view or opinion with respect to the Alcentra Capital Projections, the Crescent Capital BDC Projections or the respective assumptions on which they were based. Houlihan Lokey relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of Alcentra Capital or Crescent

Capital BDC since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to its analyses or opinion, and that there was no information or any facts that would make any of the information reviewed by Houlihan Lokey incomplete or misleading.

Houlihan Lokey relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Merger Agreement and all other related documents and instruments referred to therein were true and correct, (b) each party to the Merger Agreement and such other related documents and instruments would fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Mergers would be satisfied without waiver thereof, and (d) the Mergers would be consummated in a timely manner in accordance with the terms described in the Merger Agreement and such other related documents and instruments, without any amendments or modifications thereto that would be material to its analyses or opinion. Houlihan Lokey also assumed that the First Merger and the Second Merger, taken together, would qualify as a “reorganization” within the meaning of Section 368(a) of the of the Internal Revenue Code of 1986, as amended. Houlihan Lokey relied upon and assumed, without independent verification, that (i) the Mergers would be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Mergers would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would result in the disposition of any assets of Alcentra Capital or Crescent Capital BDC, or otherwise have an effect on the Mergers, Alcentra Capital, Crescent Capital BDC or Crescent Cap Advisors or any expected benefits of the Merger that would be material to its analyses or opinion. In addition, Houlihan Lokey relied upon and assumed, without independent verification, that the final form of the Merger Agreement would not differ from the draft of the Merger Agreement identified above in any respect material to its analyses or opinion.

Furthermore, in connection with its opinion, Houlihan Lokey was not requested to, and did not, make any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of Alcentra Capital, Crescent Capital BDC or any other party, nor was Houlihan Lokey provided with any such appraisal or evaluation. Houlihan Lokey did not estimate, and expressed no opinion regarding, the liquidation value of any entity or business. Houlihan Lokey did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Alcentra Capital, Crescent Capital BDC or Crescent Cap Advisors was or may have been a party or was or may have been subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which Alcentra Capital, Crescent Capital BDC or Crescent Cap Advisors was or may have been a party or was or may have been subject.

Houlihan Lokey’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Houlihan Lokey as of, the date of the opinion. Houlihan Lokey did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to its attention after the date of the opinion. Houlihan Lokey did not express any opinion as to what the value of shares of Crescent Capital BDC Common Stock actually would be when issued pursuant to the Mergers or the price or range of prices at which shares of Alcentra Capital Common Stock or Crescent Capital BDC Common Stock could be purchased or sold, or otherwise be transferable, at any time.

Houlihan Lokey’s opinion was furnished for the use of the Independent Director Committee (in its capacity as such) in connection with its evaluation of the Mergers and may not be used for any other purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey’s opinion was not intended to be, and does not constitute, a recommendation to the Independent Director Committee, the Alcentra Capital Board, any security holder or any other party as to how to act or vote with respect to any matter relating to the Mergers or otherwise.

Houlihan Lokey’s opinion only addressed the fairness, from a financial point of view, to the holders of Alcentra Capital Common Stock other than the Excluded Holders of the Merger Consideration to be received by such holders (other than the Excluded Holders) in the First Merger pursuant to the Merger Agreement and did not address any other aspect or implication of the Mergers, any related transaction or any agreement, arrangement or understanding entered into in connection therewith or otherwise including without limitation, the reincorporation by merger of Crescent Capital BDC into a Maryland corporation, the Second Merger, the stock repurchase program to be implemented by Crescent Capital BDC following the Mergers, or the agreement entered into by Crescent Cap Advisors with Crescent Capital BDC for the purpose of providing investment advisory or investment management services or the amendment thereof pursuant to the Merger Agreement. Houlihan Lokey was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Independent Director Committee, the Alcentra Capital Board, Alcentra Capital, Crescent Capital BDC, Crescent Cap Advisors, their respective security holders or any other party to proceed with or effect the First Merger, the Second Merger or the Mergers, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the First Merger, the Second Merger, the Mergers or otherwise (other than the Merger Consideration to the extent expressly specified in the opinion), (iii) the fairness of any portion or aspect of the Mergers to the holders of any class of securities, creditors or other constituencies of Alcentra Capital, Crescent Capital BDC or Crescent Cap Advisors or to any other party, except if and only to the extent expressly set forth in the last sentence of the opinion, (iv) the relative merits of the First Merger, the Second Merger or the Mergers as compared to any alternative business strategies or transactions that might have been available to Alcentra Capital, Crescent Capital BDC, Crescent Cap Advisors or any other party, (v) the fairness of any portion or aspect of the First Merger, the Second Merger or the Mergers to any one class or group of Alcentra Capital’s, Crescent Capital BDC’s, Crescent Cap Advisors’ or any other party’s security holders or other constituents vis-à-vis any other class or group of Alcentra Capital’s, Crescent Capital BDC’s, Crescent Cap Advisors’ or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not Alcentra Capital, Crescent Capital BDC, Crescent Cap Advisors, their respective security holders or any other party is receiving or paying reasonably equivalent value in the First Merger, the Second Merger or the Mergers, (vii) the solvency, creditworthiness or fair value of Alcentra Capital, Crescent Capital BDC, Crescent Cap Advisors or any other participant in the Mergers, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the First Merger, the Second Merger or the Mergers, any class of such persons or any other party, relative to the Merger Consideration or otherwise, (ix) the appropriate capital structure of Crescent Capital BDC after giving effect to the Mergers or the amounts, types, classes and terms of the securities to be issued by Crescent Capital BDC in the Mergers or otherwise, or (x) the dilutive or other pro forma effects of the Mergers on the existing security holders of Alcentra Capital, Crescent Capital BDC or Crescent Cap Advisors. Houlihan Lokey did not express any opinion, counsel or interpretation in matters that require legal, environmental, regulatory, accounting, insurance, tax or other similar professional advice. Houlihan Lokey assumed that such opinions, counsel or interpretations had been or would be obtained from the appropriate professional sources. Furthermore, Houlihan Lokey relied, with the consent of the Independent Director Committee, on the assessments by the Independent Director Committee, the Alcentra Capital Board, Alcentra Capital, Crescent Capital BDC, Crescent Cap Advisors and their respective advisors, as to all legal, environmental, regulatory, accounting, insurance, tax and other similar matters with respect to Alcentra Capital, Crescent Capital BDC, Crescent Cap Advisors and the Mergers or otherwise.

In preparing its opinion to the Independent Director Committee, Houlihan Lokey performed a variety of analyses, including those described below. The summary of Houlihan Lokey’s analyses is not a complete description of the analyses underlying Houlihan Lokey’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither Houlihan Lokey’s opinion nor its underlying analyses is readily susceptible to summary description. Houlihan Lokey arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. While the results of each analysis were taken into account in reaching Houlihan Lokey’s overall conclusion with respect to fairness, Houlihan Lokey did not make separate or quantifiable judgments regarding individual analyses. Accordingly, Houlihan Lokey believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors, without considering all analyses, methodologies and factors, could create a misleading or incomplete view of the processes underlying Houlihan Lokey’s analyses and opinion.

In performing its analyses, Houlihan Lokey considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company, transaction or business used in Houlihan Lokey’s analyses for comparative purposes is identical to Alcentra Capital or the Mergers and an evaluation of the results of those analyses is not entirely mathematical. The estimates contained in the Projections and the implied reference range values indicated by Houlihan Lokey’s analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of Alcentra Capital. Much of the information used in, and accordingly the results of, Houlihan Lokey’s analyses are inherently subject to substantial uncertainty.

Houlihan Lokey’s opinion was only one of many factors considered by the Independent Director Committee in evaluating the Mergers. Neither Houlihan Lokey’s opinion nor its analyses were determinative of the Merger Consideration or of the views of the Independent Director Committee with respect to the Mergers or the Merger Consideration. The type and amount of consideration payable in the Mergers pursuant to the Merger Agreement were determined through negotiation between Alcentra Capital and the other parties to the Mergers, and the decision to enter into the Merger Agreement was solely that of Alcentra Capital.

Financial Analyses

The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with the preparation of its opinion and reviewed with the Independent Director Committee on August 12, 2019. The order of the analyses does not represent relative importance or weight given to those analyses by Houlihan Lokey. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Houlihan Lokey’s analyses.

Unless the context indicates otherwise, share prices used in the selected companies analyses described below were calculated using the closing price of the common stock of the selected companies listed below as of August 9, 2019, and transaction values for the selected transactions analysis described below were calculated on an NAV basis based on the value of the equity consideration in the transaction and other publicly available information as of the announcement of the transaction. The estimates of future financial performance of Alcentra Capital relied upon for the financial analyses described below were based on the Projections, the estimates of future financial performance of Crescent Capital BDC relied upon for the financial analyses described below were based on the Crescent Capital BDC Projections, and the estimates of the future financial performance of the selected companies listed below were based on publicly available research analyst estimates for those companies. For purposes of its analyses and opinion, Houlihan Lokey calculated an implied value reference range of the Merger Consideration of $9.52 to $11.46 per share of Alcentra Capital Common Stock, based on the Merger Consideration of $3.1784 in cash and 0.4041 shares of Crescent Capital BDC Common Stock and the implied value reference ranges indicated by Houlihan Lokey’s financial analyses of Crescent Capital BDC.

Alcentra Capital

Selected Companies Analysis. Houlihan Lokey reviewed certain financial data for selected companies with publicly traded equity securities that Houlihan Lokey deemed relevant. The financial data reviewed included:

•	Share Price as a multiple of estimated net investment income per share for the calendar year ending December 31, 2019, or “2019E net investment income per share”;

•	Share Price as a multiple of estimated net investment income per share for the calendar year ending December 31, 2020, or “2020E net investment income per share”;

•	Last quarter dividend annualized as a percentage of stock price per share; and

•	Share Price as a multiple of NAV per share.

The selected companies and corresponding financial data were:

	Price / Net Investment Income Per Share		Last Quarter Dividend Annualized Yield	Price / Net Asset Value Per Share
	2019E	2020E
WhiteHorse Finance, Inc.	9.2x	8.8x	10.7%	0.86x
Solar Senior Capital Ltd.	12.1x	12.1x	8.4%	1.03x
Stellus Capital Investment Corporation	10.9x	10.2x	9.8%	0.97x
Oaktree Strategic Income Corporation	11.2x	NA	7.5%	0.85x
Monroe Capital Corporation	7.9x	7.6x	12.7%	0.88x
Saratoga Investment Corp.	11.1x	9.7x	8.9%	1.03x
THL Credit, Inc.	7.0x	7.5x	12.8%	0.77x
OFS Capital Corporation	7.9x	7.9x	12.1%	0.88x
Garrison Capital Inc.	7.8x	7.6x	13.1%	0.66x
CM Finance Inc	7.0x	NA	13.8%	0.65x
Great Elm Capital Corp.	8.1x	8.0x	12.2%	0.75x

“NA” refers to not available.

Taking into account the results of the selected companies analysis for Alcentra Capital, Houlihan Lokey applied a selected multiple range of 8.0x to 10.0x to Alcentra Capital’s estimated 2019E net investment income per share, a selected multiple range of 7.5x to 9.5x to Alcentra Capital’s estimated 2020E net investment income per share, a selected dividend yield of 9.0% to 10.5% to Alcentra Capital’s last quarter annualized dividend yield, and a selected multiple range of 0.85x to 0.95x to Alcentra Capital’s NAV per share as of June 30, 2019. The selected companies analysis for Alcentra Capital indicated implied reference ranges per share of Alcentra Capital Common Stock of $6.02 to $7.53 based on estimated 2019E net investment income per share, $5.10 to $6.46 based on estimated 2020E net investment income per share, $6.86 to $8.00 based on last quarter annualized dividend yield and $9.37 to $10.47 based on NAV as of June 30, 2019, in each case as compared to the implied value reference range of the Merger Consideration of $9.52 to $11.46 per share of Alcentra Capital Common Stock in the First Merger pursuant to the Merger Agreement.

Selected Transactions Analysis. Houlihan Lokey considered certain financial terms of certain transactions involving target companies that Houlihan Lokey deemed relevant. The financial data reviewed included transaction value as a multiple of NAV, and the selected transactions and corresponding multiples were:

Date Announced	Target	Acquiror	Transaction Value / Net Asset Value
November 2018	Golub Capital Investment Corporation	Golub Capital BDC	0.93x
August 2018	Medley Capital Corp.	Sierra Income Corp.	NA
July 2018	Corporate Capital Trust, Inc.	FS Investment Corp.	1.00x
April 2018	Triangle Capital Corp.	Benefit Street Partners / Barings	1.08x
	Externalization Premium (Manager Consideration)		0.13x
	Asset Sale (without Manager Consideration)		0.95x
May 2017	NF Investment Corp.	TCG BDC, Inc.	1.00x
September 2016	Credit Suisse Park View	CION	0.82x
June 2016	Full Circle Capital Corp.	MAST Funds / Great Elm Capital	1.00x
May 2016	American Capital LTD	ARES Capital Corporation
	With Manager Consideration		0.93x
	Without Manager Consideration		0.86x
April 2015	MCG Capital Corp.	PennantPark Floating Rate Capital
	With Manager Consideration		1.00x
	Without Manager Consideration		0.95x
October 2009	Allied Capital Corp.	ARES Capital Corp.	0.48x
August 2009	Patriot Capital	Prospect Capital	0.54x

“NA” refers to not available.

Taking into account the results of the selected transactions analysis for Alcentra Capital, Houlihan Lokey applied a selected multiple range of 0.85x to 1.00x to Alcentra Capital’s NAV as of June 30, 2019. The selected transactions analysis for Alcentra Capital indicated an implied reference range per share of Alcentra Capital Common Stock of $9.37 to $11.02, as compared to the implied value reference range of the Merger Consideration of $9.52 to $11.46 per share of Alcentra Capital Common Stock in the First Merger pursuant to the Merger Agreement.

Dividend Discount Analysis. Houlihan Lokey performed a dividend discount analysis of Alcentra Capital based on the Alcentra Capital Projections. Houlihan Lokey applied a range of terminal value multiples of 0.85x to 0.95x to Alcentra Capital’s estimated 2023E NAV, taking into account its experience and professional judgment and the results of the selected companies analysis for Alcentra Capital, and discount rates ranging from 10.5% to 11.5%, taking into account an estimate of Alcentra Capital’s cost of equity. The dividend discount analysis for Alcentra Capital indicated an implied reference range per share of Alcentra Capital Common Stock of $8.40 to $9.40, as compared to the implied value reference range of the Merger Consideration of $9.52 to $11.46 per share of Alcentra Capital Common Stock in the First Merger pursuant to the Merger Agreement.

Crescent Capital BDC

Selected Companies Analysis. Houlihan Lokey reviewed certain financial data for selected companies with publicly traded equity securities that Houlihan Lokey deemed relevant. The financial data reviewed included:

•	Share Price as a multiple of estimated 2019E net investment income per share for the calendar year ending December 31, 2019;

•	Last quarter dividend annualized as a percentage of stock price per share; and

•	Share Price as a multiple of NAV per share.

The selected companies and corresponding financial data were:

	Price / 2019E Net Investment Income Per Share	Last Quarter Dividend Annualized Yield	Price / Net Asset Value Per Share
Fidus Investment Corporation	9.8x	10.6%	0.90x
WhiteHorse Finance, Inc.	9.2x	10.7%	0.86x
Stellus Capital Investment Corporation	10.9x	9.8%	0.97x
Oaktree Strategic Income Corporation	11.2x	7.5%	0.85x
Monroe Capital Corporation	7.9x	12.7%	0.88x
THL Credit, Inc.	7.0x	12.8%	0.77x
Garrison Capital Inc.	7.8x	13.1%	0.66x

Taking into account the results of the selected companies analysis for Crescent Capital BDC, Houlihan Lokey applied a selected multiple range of 8.50x to 9.50x to Crescent Capital BDC’s estimated 2019E net investment income, a selected dividend yield of 8.0% to 10.0% to Crescent Capital BDC’s last quarter annualized dividend yield, and a selected multiple range of 0.90x to 1.00x to Crescent Capital BDC’s NAV as of June 30, 2019. The selected companies analysis for Crescent Capital BDC, and the $3.1784 in cash and the 0.4041 shares of Crescent Capital BDC Common Stock comprising the Merger Consideration, indicated implied reference ranges of the Merger Consideration of $9.52 to $10.26 based on estimated 2019E net investment income, $9.81 to $11.46 based on last quarter annualized dividend yield and $10.36 to $11.16 based on NAV as of June 30, 2019.

Dividend Discount Analysis. Houlihan Lokey performed a dividend discount analysis of Crescent Capital BDC based on the Crescent Capital BDC Projections. Houlihan Lokey applied a range of terminal value multiples of 0.90x to 1.00x to Crescent Capital BDC’s estimated 2023E NAV, taking into account its experience and professional judgment and the results of the selected companies analysis for Crescent Capital BDC, and discount rates ranging from 10.5% to 11.5%, taking into account an estimate of Crescent Capital BDC’s cost of equity. The dividend discount analysis for Crescent Capital BDC, and the $3.1784 in cash and the 0.4041 shares of Crescent Capital BDC Common Stock comprising the Merger Consideration, indicated an implied reference range of the Merger Consideration of $9.90 to $10.63.

Other Matters

The Independent Director Committee engaged Houlihan Lokey as its financial advisor based on Houlihan Lokey’s experience and reputation. Houlihan Lokey is regularly engaged to provide financial advisory services in connection with mergers and acquisitions, financings, and financial restructurings. Pursuant to Houlihan Lokey’s engagement by the Independent Director Committee, Houlihan Lokey will be entitled to a transaction fee currently estimated to be approximately $1,770,000 upon the consummation of the First Merger. Houlihan Lokey became entitled to an engagement fee of $50,000 upon its engagement and an opinion fee of $400,000 upon the rendering of its opinion to the Independent Director Committee, both of which fees are creditable to the extent previously paid against the transaction fee. In addition, Alcentra Capital also agreed to reimburse Houlihan Lokey for certain expenses and to indemnify Houlihan Lokey and certain related parties for certain potential liabilities and arising out of or related to Houlihan Lokey’s engagement.

In the ordinary course of business, certain of Houlihan Lokey’s employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, Alcentra Capital, Crescent Capital BDC, Crescent Cap Advisors or any other party that may be involved in the Mergers and their respective affiliates or security holders or any currency or commodity that may be involved in the Mergers.

Houlihan Lokey and certain of its affiliates have in the past provided and are currently providing investment banking, financial advisory and/or other financial or consulting services to The Bank of New York Mellon Corporation (“BNY”), or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, BNY or its direct or indirect subsidiaries (collectively, with BNY, the “BNY Group”) and CCG LP, an affiliate of Crescent Capital BDC, or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, CCG LP (collectively, with CCG LP, the “Crescent Group”), for which Houlihan Lokey and its affiliates have received, and may receive, compensation, including, among other things, during the past two years (i) having provided certain valuation advisory services to a fund managed by an affiliate of Alcentra Limited (“Alcentra Ltd.”), a member of the BNY Group, in 2018, (ii) having acted as financial advisor to a group of senior lenders, of which Alcentra Ltd. was a member, to Fraikin Limited in connection with a restructuring transaction, which closed in April 2018, (iii) currently acting as financial advisor to the unsecured creditors committee, of which BNY is a member, of Sears Holding Corporation in connection with its chapter 11 restructuring, and (iv) having acted as financial advisor to a group of noteholders, of which Crescent was a substantial member, with respect to such group’s interests in The Rockport Company LLC (“Rockport”), and following such group’s assumption of a majority equity interest in Rockport, having acted as financial advisor to Rockport in connection with its asset sale pursuant to Section 363 of the Bankruptcy Code, which closed in July 2018 for which investment banking, financial advisory and other financial and consulting services described in the foregoing items (i) through (iv) Houlihan Lokey and its affiliates have received aggregate fees of approximately $16.2 million. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to Alcentra Capital, Crescent Capital BDC, members of the BNY Group, members of the Crescent Group, other participants in the Mergers or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of Houlihan Lokey’s and its affiliates’ respective employees may have committed to invest in private equity or other investment funds managed or advised by BNY, Alcentra Ltd., Crescent, other participants in the Mergers or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with members of the BNY Group, members of the Crescent Group, other participants in the Mergers or certain of their respective affiliates or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, Alcentra Capital, Crescent Capital BDC, members of the BNY Group, members of the Crescent Group, other participants in the Mergers or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

Opinion of the Financial Advisor to the Crescent Capital BDC Board

Crescent Capital BDC has retained BofA Merrill Lynch to act as Crescent Capital BDC’s financial advisor in connection with the Transactions. BofA Merrill Lynch is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Crescent Capital BDC selected BofA Merrill Lynch to act as Crescent Capital BDC’s financial advisor in connection with the Transactions on the basis of BofA Merrill Lynch’s experience in transactions similar to the Transactions, its reputation in the investment community and its familiarity with Crescent Capital BDC and its business.

On August 12, 2019, at a meeting of the Crescent Capital BDC Board held to evaluate the Transactions, BofA Merrill Lynch delivered to the Crescent Capital BDC Board an oral opinion, which was confirmed by delivery of a written opinion dated August 12, 2019, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the Crescent Capital BDC Consideration to be paid by Crescent Capital BDC in the Transactions was fair, from a financial point of view, to Crescent Capital BDC. For the purposes of BofA Merrill Lynch’s opinion and with Crescent Capital BDC’s consent, BofA Merrill Lynch did not take the Crescent Cap Advisors Consideration into account in their analysis of the Crescent Capital BDC Consideration.

The full text of BofA Merrill Lynch’s written opinion to the Crescent Capital BDC Board, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C-2 to this joint proxy statement/prospectus and is incorporated by reference herein in its entirety. The following summary of BofA Merrill Lynch’s opinion is qualified in its entirety by reference to the full text of the opinion. BofA Merrill Lynch delivered its opinion to the Crescent Capital BDC Board for the benefit and use of the Crescent Capital BDC Board (in its capacity as such) in connection with and for purposes of its evaluation of the Crescent Capital BDC Consideration to be paid by Crescent Capital BDC. BofA Merrill Lynch’s opinion does not address any other aspect of the Transactions and no opinion or view was expressed as to the relative merits of the Transactions in comparison to other strategies or transactions that might be available to Crescent Capital BDC or in which Crescent Capital BDC might engage or as to the underlying business decision of Crescent Capital BDC to proceed with or effect the Transactions. BofA Merrill Lynch’s opinion does not address any other aspect of the Transactions and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the proposed Transactions or any other matter.

In connection with rendering its opinion, BofA Merrill Lynch has, among other things:

1.	reviewed certain publicly available business and financial information relating to Alcentra Capital and Crescent Capital BDC;

2.

reviewed certain internal financial and operating information with respect to the business, operations and prospects of Alcentra Capital furnished to or discussed with BofA Merrill Lynch by the management of Alcentra Capital;

3.

reviewed certain financial forecasts relating to the asset portfolio of Alcentra Capital on a run off basis, prepared by the management of Crescent Capital BDC (the “Crescent-Alcentra Run Off Forecasts”), and discussed with the management of Crescent Capital BDC its assessments as to the likelihood of achieving the future financial results reflected in the Crescent-Alcentra Run Off Forecasts;

4.

reviewed certain internal financial and operating information with respect to the business, operations and prospects of Crescent Capital BDC furnished to or discussed with BofA Merrill Lynch by the management of Crescent Capital BDC, including certain financial forecasts relating to Crescent Capital BDC prepared by the management of Crescent Capital BDC both on a standalone basis (such forecasts, the “Crescent Capital BDC Forecasts”) and on a pro forma basis giving effect to the Transactions and Crescent Capital BDC’s intended post-Transactions business plan (such forecasts, the “Combined Company Pro Forma Forecasts”), which pro forma forecasts include, without limitation, (a) estimates and assumptions with respect to the performance of Alcentra Capital’s asset portfolio, prepared by the management of Crescent Capital BDC, (b) certain benefits anticipated to result from (i) the reduction in Crescent Cap Advisors’ management fee, (ii) an increase in Crescent Cap Advisors’ incentive fee hurdle and (iii) the waiver by Crescent Cap Advisors of certain management and income fees for the eighteen-month period following the closing of the Transactions (collectively the “Fee Waivers”), estimated by the management of Crescent Capital BDC, and (c) estimates as to the amount and timing of certain cost savings and interest-related benefits (collectively, the “Synergies”) anticipated by the management of Crescent Capital BDC to result from the Transactions, and discussed with the management of Crescent Capital BDC the likelihood of achieving the future financial results reflected in the Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts;

5.	discussed the past and current business, operations, financial condition and prospects of Alcentra Capital with members of senior managements of Alcentra Capital and Crescent Capital BDC, and

discussed the past and current business, operations, financial condition and prospects of Crescent Capital BDC with members of senior management of Crescent Capital BDC;

6.

discussed with the management of Crescent Capital BDC certain strategic and financial benefits to Crescent Capital BDC anticipated by the management of Crescent Capital BDC to result from the Transactions as reflected in the Combined Company Pro Forma Forecasts;

7.	reviewed the trading history for Alcentra Capital Common Stock and a comparison of that trading history with the trading histories of other companies BofA Merrill Lynch deemed relevant;

8.

compared certain financial and stock market information of Alcentra Capital and certain financial information of Crescent Capital BDC (on a standalone basis and on a pro forma basis after giving effect to the Transactions) with similar information of other companies BofA Merrill Lynch deemed relevant;

9.	compared certain financial terms of the Transactions to financial terms, to the extent publicly available, of other transactions BofA Merrill Lynch deemed relevant;

10.	reviewed a draft, dated August 12, 2019, of the Merger Agreement;

11.	reviewed a draft, dated August 12, 2019, of the letter agreement by and between Crescent Capital BDC and Crescent Cap Advisors giving effect to the Fee Waivers (the “Fee Waiver Agreement”); and

12.	performed such other analyses and studies and considered such other information and factors as BofA Merrill Lynch deemed appropriate.

In arriving at its opinion, BofA Merrill Lynch assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of the managements of Crescent Capital BDC and Alcentra Capital that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Crescent-Alcentra Run Off Forecasts, the Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts (including the Synergies), BofA Merrill Lynch assumed, at the direction of Crescent Capital BDC, and assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Crescent Capital BDC as to the future financial performance of Alcentra Capital, the future financial performance of Crescent Capital BDC and the other matters covered thereby and BofA Merrill Lynch has relied, at the direction of Crescent Capital BDC, without independent verification, on the Crescent-Alcentra Run Off Forecasts, the Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts for purposes of its opinion. BofA Merrill Lynch did not make and was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Crescent Capital BDC or Alcentra Capital, nor did it make any physical inspection of the properties or assets of Crescent Capital BDC or Alcentra Capital. BofA Merrill Lynch did not evaluate the solvency or fair value of Crescent Capital BDC or Alcentra Capital under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Merrill Lynch assumed, at the direction of Crescent Capital BDC, that the Transactions would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transactions, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on Crescent Capital BDC or Alcentra Capital or the contemplated benefits of the Transactions. BofA Merrill Lynch also assumed, at the direction of Crescent Capital BDC, that the final executed Merger Agreement and Fee Waiver Agreement would not differ in any material respect from the drafts thereof reviewed by it.

BofA Merrill Lynch expressed no opinion or view as to any terms or other aspects or implications of the Transactions (other than the Crescent Capital BDC Consideration to the extent expressly specified in its opinion), including, without limitation, the form or structure of the Transactions, the amount, form or structure of the

Crescent Cap Advisors Consideration, the Fee Waivers or any other financial accommodation provided by Crescent Cap Advisors, any related transaction or any other agreement, arrangement or understanding entered into in connection with or related to the Transactions or otherwise. BofA Merrill Lynch’s opinion was limited to the fairness, from a financial point of view, to Crescent Capital BDC of the Crescent Capital BDC Consideration to be paid by Crescent Capital BDC and no opinion or view was expressed with respect to any consideration received in connection with the Transactions by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Transactions, or class of such persons, relative to the Crescent Capital BDC Consideration or otherwise, or as to any consideration or other direct or indirect benefits to be received in connection with or as a result of the Transactions or related transactions by Crescent Cap Advisors or any other party. Furthermore, no opinion or view was expressed as to the relative merits of the Transactions in comparison to other strategies or transactions that might be available to Crescent Capital BDC or in which Crescent Capital BDC might engage or as to the underlying business decision of Crescent Capital BDC to proceed with or effect the Transactions. BofA Merrill Lynch also did not express any opinion or view with respect to, and BofA Merrill Lynch relied, with Crescent Capital BDC’s consent, upon the assessments of representatives of Crescent Capital BDC regarding, legal, regulatory, accounting, tax and similar matters relating to Crescent Capital BDC, Alcentra Capital and the Transactions (including the contemplated benefits thereof) as to which BofA Merrill Lynch understood that Crescent Capital BDC obtained such advice as it deemed necessary from qualified professionals. BofA Merrill Lynch did not express any opinion or view as to what the value of Crescent Capital BDC Common Stock actually would be when issued or the prices at which Alcentra Capital Common Stock would trade at any time, including following announcement or consummation of the Transactions. In addition, BofA Merrill Lynch expressed no opinion or recommendation as to how any stockholder should vote or act in connection with the Transactions or any other matter.

BofA Merrill Lynch’s opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Merrill Lynch as of, the date of its opinion. It should be understood that subsequent developments may affect its opinion, and BofA Merrill Lynch does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Merrill Lynch’s opinion was approved by a fairness opinion review committee of BofA Merrill Lynch. Except as described in this summary, Crescent Capital BDC imposed no other limitations on the investigations made or procedures followed by BofA Merrill Lynch in rendering its opinion.

The discussion set forth below in the section entitled “—Summary of Material Financial Analyses” represents a brief summary of the material financial analyses presented by BofA Merrill Lynch to the Crescent Capital BDC Board in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Merrill Lynch, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Merrill Lynch. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Merrill Lynch.

Summary of Material Financial Analyses

Pro Forma Peer Group Comparison. BofA Merrill Lynch reviewed publicly available financial and operating information for the following ten publicly traded BDCs, referred to collectively as the Crescent Capital BDC Standalone BDC Peers, which BofA Merrill Lynch determined to be generally representative of externally managed BDC’s with assets between $500,000,000 and $3,000,000,000 that do not have an investment grade credit rating and relevant to an analysis of Crescent Capital BDC on a stand-alone basis:

•	TCG BDC, Inc.

•	Bain Capital Specialty Finance, Inc.

•	PennantPark Investment Corporation

•	Fidus Investment Corporation

•	Gladstone Investment Corporation

•	Monroe Capital Corporation

•	Stellus Capital Investment Corporation

•	WhiteHorse Finance, Inc.

•	THL Credit, Inc.

•	Garrison Capital Inc.

BofA Merrill Lynch also reviewed publicly available financial and operating information for the following 14 publicly traded BDCs, referred to collectively as the Crescent Capital BDC Pro Forma BDC Peers, which BofA Merrill Lynch determined to be generally representative of externally managed BDCs with market capitalization greater than $500,000,000 and relevant to an analysis of the incremental contribution of the Transactions to Crescent Capital BDC:

•	Ares Capital Corporation

•	FS KKR Capital Corp.

•	Prospect Capital Corporation

•	TPG Specialty Lending, Inc.

•	New Mountain Finance Corporation

•	Apollo Investment Corporation

•	Golub Capital BDC, Inc.

•	Bain Capital Specialty Finance, Inc.

•	TCG BDC, Inc.

•	Solar Capital Ltd.

•	TCP Capital Corporation

•	Goldman Sachs BDC, Inc.

•	Oaktree Specialty Lending Corporation

•	Barings BDC, Inc.

Based on this analysis, BofA Merrill Lynch observed that on a stand-alone basis, Crescent Capital BDC shared financial and operating metrics more consistent with those of the Crescent Capital BDC Standalone BDC Peers than with those of the Crescent Capital BDC Pro Forma BDC Peers, but that after giving pro forma effect to the Transactions, the converse would be true. Accordingly, for purposes of its has/gets analysis described below, BofA Merrill Lynch determined to use data derived from the Crescent Capital BDC Standalone BDC Peers when analyzing Crescent Capital BDC on a stand-alone basis, and data derived from the Crescent Capital BDC Pro Forma BDC Peers when analyzing Crescent Capital BDC on a pro forma basis after giving effect to the Transactions.

Has/Gets Analysis. Based on this information and the information provided by the Crescent Cap Advisors, BofA Merrill Lynch performed a has/gets analysis to calculate theoretical change in value for Crescent Capital BDC shareholders resulting from the Transactions based on their pro forma ownership of Crescent Capital BDC Common Stock of 80.9% resulting from the Transactions as compared with their 100% ownership of Crescent Capital BDC Common Stock on a stand-alone basis. For Crescent Capital BDC on a stand-alone basis, BofA Merrill Lynch used the aforementioned ranges of low to high multiples of recently published NAV per share and NII multiples range from the Crescent Capital BDC Standalone BDC Peers of 0.85x to 1.00x and 8.0x to 10.0x, respectively, to Crescent Capital BDC’s stand-alone third quarter estimated NAV as of September 30, 2019, its calendar year 2019 estimated NII and its calendar year 2020 estimated NII. BofA Merrill Lynch also reviewed the last quarter annualized dividend yields for the Crescent Capital BDC Standalone BDC Peers. Based on this review, BofA Merrill Lynch established a range of low to high annualized dividend yields of 9.0% to 11.0%, which it applied to Crescent Capital BDC’s projected annual dividend for 2019 on a stand-alone basis to obtain reference ranges for Crescent Capital BDC Common Stock. BofA Merrill Lynch also performed the aforementioned dividend discount analysis to determine the estimated present value of the distributable cash flow that Crescent Capital BDC was forecasted to generate during calendar years 2019 to 2023 on a stand-alone basis based upon the Crescent Capital BDC Forecasts. In this case, BofA Merrill Lynch used terminal values determined alternatively by (i) applying a range of terminal dividend yield rates of 9.0% to 11.0% and (ii) applying a range of terminal NAV multiples of 0.85x to 1.00x, reflecting data derived from a review of the Crescent Capital BDC Standalone BDC Peers. BofA Merrill Lynch discounted the dividend stream and terminal values to present values by applying a range of discount rates from 5.4% to 6.8%, selected by BofA Merrill Lynch based upon an analysis of the cost of equity for Crescent Capital BDC on a stand-alone basis.

BofA Merrill Lynch then performed the same analyses with respect to Crescent Capital BDC on a pro forma basis, giving effect to the Transactions. For the pro forma analysis, BofA Merrill Lynch used the aforementioned ranges of low to high multiples of recently published NAV per share and NII multiples range from the Crescent Capital BDC Pro Forma BDC Peers of 0.87x to 1.02x and 9.5x to 10.7x, respectively, to Crescent Capital BDC’s pro forma third quarter estimated NAV as of September 30, 2019, its calendar year 2019 estimated NII and its calendar year 2020 estimated NII. BofA Merrill Lynch also reviewed the last quarter annualized dividend yields for the Crescent Capital BDC Pro Forma BDC Peers. Based on this review, BofA Merrill Lynch established a range of low to high annualized dividend yields of 8.6% to 10.1%, which it applied to Crescent Capital BDC’s projected annual dividend for 2019 on a pro forma basis to obtain reference ranges for Crescent Capital BDC Common Stock. BofA Merrill Lynch also performed the aforementioned dividend discount analysis to determine the estimated present value of the distributable cash flow that Crescent Capital BDC was forecasted to generate during calendar years 2019 to 2023 on a pro forma basis based upon the Crescent Capital BDC Pro Forma Forecasts. In this case, BofA Merrill Lynch used terminal values determined alternatively by (i) applying a range of terminal dividend yield rates of 8.6% to 10.1% and (ii) applying a range of terminal NAV multiples of 0.87x to 1.02x, reflecting data derived from a review of the Crescent Capital BDC Pro Forma BDC Peers. BofA Merrill Lynch discounted the dividend stream and terminal values to present values by applying a range of discount rates from 5.4% to 6.7%, selected by BofA Merrill Lynch based upon an analysis of the cost of equity for Crescent Capital BDC on a pro forma basis.

This analysis indicated the following implied per share equity value reference ranges for Crescent Capital BDC Common Stock on a stand-alone basis and on a pro forma basis:

Per Share Equity Value Reference Ranges for Crescent Capital BDC Common Stock
	Selected Companies Analysis				Dividend Discount Analysis
	Net Asset Value	Annualized Dividend Yield	2019 Estimated NII	2020 Estimated NII	Terminal Dividend Yield	Terminal Net Asset Value Multiple
Stand-Alone Basis	$16.78 - $19.74	$14.91 - $18.22	$14.76 - $18.44	$13.30 - $16.62	$17.62 - $21.13	$18.75 - $21.98
Pro Forma Basis	$17.64 - $18.99	$17.14 - $18.26	$18.50 - $19.22	$19.50 - $20.55	$20.13 - $21.92	$20.73 - $22.07

Other Factors

BofA Merrill Lynch also noted certain additional factors that were not considered part of BofA Merrill Lynch’s material financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:

•	historical trading prices of Alcentra Capital Common Stock, which declined by 23.5% over the two-year period ended August 9, 2019;

•

an illustrative “run off” valuation analysis of Alcentra Capital assuming that Alcentra Capital’s asset portfolio were managed to run off in the ordinary course, which analysis consisted of (x) a publicly traded companies analysis and (y) a dividend discount analysis of Alcentra, in each case based on the Crescent-Alcentra Run Off Forecasts; such analysis yielded illustrative values for Alcentra Capital Common Stock ranging from $5.10 to $7.86 per share in the case of the publicly traded companies analysis and $3.33 to $6.34 per share in the case of the dividend discount analysis; and

•

the potential pro forma financial effect of the Transactions, assuming the merger is consummated on September 30, 2019, on the interest represented by a share of Crescent Capital BDC Common Stock in respect of (i) estimated NAV during the period from September 30, 2019 through 2023, (ii) NII during the period from the fourth fiscal quarter of 2019 through 2023, and (iii) dividends during the period from the fourth fiscal quarter of 2019 through 2023, which indicated based on the Crescent Capital BDC Consideration, that the Transactions could be (i) dilutive to Crescent Capital BDC’s estimated NAV in 2019 but accretive thereafter, (ii) accretive to Crescent Capital BDC’s estimated NII for the fourth fiscal quarter of 2019 through 2023, and (iii) accretive to Crescent Capital BDC’s estimated dividend for the fourth quarter of 2019 through 2023.

Miscellaneous

As noted above, the discussion set forth above in the section entitled “—Summary of Material Financial Analyses” is a summary of the material financial analyses presented by BofA Merrill Lynch to the Crescent Capital BDC Board in connection with its opinion and is not a comprehensive description of all analyses undertaken or factors considered by BofA Merrill Lynch in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Merrill Lynch believes that its analyses summarized above must be considered as a whole. BofA Merrill Lynch further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Merrill Lynch’s analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

In performing its analyses, BofA Merrill Lynch considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of Crescent Capital BDC and Alcentra Capital. The estimates of the future performance of Crescent Capital BDC and Alcentra Capital in or underlying BofA Merrill Lynch’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Merrill Lynch’s analyses. These analyses were prepared solely as part of BofA Merrill Lynch’s analysis of the fairness, from a financial point of view, to Crescent Capital BDC of the Crescent Capital BDC Consideration to be paid by Crescent Capital BDC and were provided to the Crescent Capital BDC Board in connection with the delivery of BofA Merrill Lynch’s opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Merrill Lynch’s view of the actual values of Crescent Capital BDC or Alcentra Capital.

The type and amount of consideration payable in the Transactions was determined through negotiations between Crescent Capital BDC and Alcentra Capital, rather than by any financial advisor, and was approved by the Crescent Capital BDC Board. The decision to enter into the Merger Agreement and Fee Waiver Agreement was solely that of the Crescent Capital BDC Board. As described above, BofA Merrill Lynch’s opinion and analyses were only one of many factors considered by the Crescent Capital BDC Board in its evaluation of the proposed Transactions and should not be viewed as determinative of the views of the Crescent Capital BDC Board or management with respect to the Transactions or the Crescent Capital BDC Consideration.

Crescent Capital BDC has agreed to pay BofA Merrill Lynch for its services in connection with the Transactions an aggregate fee of $3,000,000, $1,000,000 of which was payable upon delivery of its opinion and the remaining portion of which is contingent upon consummation of the Transactions. Crescent Capital BDC also has agreed to reimburse BofA Merrill Lynch for its expenses incurred in connection with BofA Merrill Lynch’s engagement and to indemnify BofA Merrill Lynch, any controlling person of BofA Merrill Lynch and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws.

BofA Merrill Lynch and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Merrill Lynch and its affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Crescent Capital BDC, certain of Crescent Capital BDC’s affiliates (including Crescent Capital BDC Group LP (“Crescent LP”) and certain of its affiliates), Alcentra Capital and certain of Alcentra Capital’s affiliates (including The Bank of New York Mellon Corporation (“BNY Mellon”) and certain of its affiliates).

BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide investment banking, commercial banking and other financial services to Crescent LP and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as a book-running manager and underwriter for an equity offering of an affiliate of Crescent LP, and (ii) having provided or providing certain derivatives and other trading services to Crescent LP and/or certain of its affiliates. From August 1, 2017 through July 31, 2019, BofA Merrill Lynch and its affiliates derived aggregate revenues from Crescent LP and certain of its affiliates of approximately $5 million for investment and corporate banking services.

In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to BNY Mellon and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as financial advisor to BNY Mellon in connection with an M&A transaction, (ii) having acted or acting as a book-running manager, bookrunner, agent and/or underwriter for certain debt offerings of BNY Mellon and an affiliate thereof, (iii) having acted or acting as a lender under certain term loans, credit and leasing facilities and other credit arrangements of BNY Mellon and/or certain of its affiliates, (iv) having provided or providing certain derivatives, foreign exchange and other trading services to BNY Mellon and/or certain of its affiliates, and (v) having provided or providing certain treasury management products and services to BNY Mellon and/or certain of its affiliates. In addition, BofA Merrill Lynch and/or certain of its affiliates have maintained, currently are maintaining, and in the future may maintain, significant commercial (including vendor and/or customer) relationships with BNY Mellon and/or certain of its affiliates. From August 1, 2017 through July 31, 2019, BofA Merrill Lynch and its affiliates derived aggregate revenues from BNY Mellon and certain of its affiliates of approximately $160 million for investment and corporate banking services.

Financing of the Transactions

The completion of the Transactions is not conditioned on Crescent Capital BDC obtaining the proceeds of any financing. However, as described herein under the heading “Description of the Merger Agreement,” Crescent Capital BDC agreed to use its reasonable best efforts to consummate a refinancing of its indebtedness on the terms and subject only to the conditions set forth in the debt commitment letter delivered to Alcentra Capital in connection with the signing of the Merger Agreement. Crescent Capital BDC consummated the debt refinancing when, on August 20, 2019, Crescent Capital BDC entered into a loan and security agreement by and among Crescent Capital BDC, as borrower, the lenders party thereto from time to time and Ally Bank, as administrative agent and lender (the “Corporate Revolving Facility”). The Corporate Revolving Facility provides for a revolving credit facility with initial total commitments of $200,000,000, and proceeds may be used to fund the Mergers and for other purposes. Borrowings under the Corporate Revolving Facility bear interest at a rate of LIBOR plus an applicable spread of 2.30% or, at Crescent Capital BDC’s option, a “base rate” (which is the highest of the prime rate and the federal funds effective rate plus 0.50%) plus an applicable spread of 1.30%, and the stated maturity date of the Corporate Revolving Facility is August 20, 2024.

Crescent Capital Maryland BDC intends to fund the total cash consideration of Crescent Capital Maryland BDC and to pay fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby with borrowings under the Corporate Revolving Facility, cash on Crescent Capital Maryland BDC’s consolidated balance sheet and proceeds, if any, from potential issuances of Crescent Capital Maryland BDC securities permitted by the Merger Agreement.

Financial Forecasts and Estimates

Alcentra Capital

Alcentra Capital does not as a matter of course make public forecasts as to future performance, earnings or other prospective financial information beyond the current fiscal year, and Alcentra Capital is especially reluctant to make forecasts for extended periods due to the unpredictability of the underlying assumptions and estimates. However, in connection with the transactions contemplated by the Merger Agreement, in August 2019, Alcentra Capital’s management prepared and provided to the Alcentra Capital Board in connection with its evaluation of the transactions contemplated by the Merger Agreement and to Houlihan Lokey, who were directed to use and rely upon such information for purposes of their financial analyses and opinion, certain non-public, internal financial forecasts regarding Alcentra Capital’s anticipated future operations for the third and fourth fiscal quarters of 2019, as well as for the fiscal years ending December 31, 2019, December 31, 2020, December 31, 2021, December 31, 2022 and December 31, 2023. Alcentra Capital has included below a summary of these forecasts for the purpose of providing Alcentra Capital’s stockholders access to certain non-public information that was considered by the Alcentra Capital Board for purposes of evaluating the merger and was also provided to Alcentra Capital’s financial advisors. Such information may not be appropriate for other purposes.

Alcentra Capital’s internal financial forecasts were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or in accordance with GAAP. Alcentra Capital’s independent public accountants have not examined, compiled or performed any procedures with respect to the accompanying prospective financial information and, accordingly, such accountants do not express an opinion or any other form of assurance with respect thereto. The reports of such accountants incorporated by reference to this document relate only to Alcentra Capital’s historical financial information. They do not extend to the prospective financial information and should not be read to do so. The summary of these internal financial forecasts included below is not being included to influence your decision whether to vote for the merger but because these internal financial forecasts were provided by Alcentra Capital to its financial advisors.

While presented with numeric specificity, these financial forecasts were based on numerous variables and assumptions, including (but not limited to):

•	the performance of investment assets;

•	the amount and timing of share repurchases and dividend payments;

•	the degree and methods of portfolio leverage;

•	industry performance and competition;

•	general business, economic, market and financial conditions; and

•	additional specific matters to Alcentra Capital’s business.

Many of these assumptions are inherently subjective and uncertain and are beyond the control of Alcentra Capital’s management. Important factors that may affect actual results and cause uncertainties relating to Alcentra Capital’s business (including its ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, general business and economic conditions and other factors discussed in the section entitled “Risk Factors—Risks Relating to Alcentra Capital” in this joint proxy statement/prospectus. These internal financial forecasts also reflect numerous variables, expectations and assumptions available at the time they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in these internal financial forecasts. Accordingly, there can be no assurance that the forecasted results summarized below will be realized.

The inclusion of a summary of these internal financial forecasts in this document should not be regarded as an indication that any of Alcentra Capital, Crescent Capital BDC or their respective affiliates, advisors or representatives considered these internal financial forecasts to be predictive of actual future events, and these internal financial forecasts should not be relied upon as such nor should the information contained in these internal financial forecasts be considered appropriate for other purposes. None of Alcentra Capital, Crescent Capital BDC or their respective affiliates, advisors, officers, directors or representatives can give you any assurance that actual results will not differ materially from these internal financial forecasts, and none of them undertakes any obligation to update or otherwise revise or reconcile these internal financial forecasts to reflect circumstances existing after the date these internal financial forecasts were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying these forecasts are shown to be in error. Since the forecasts cover multiple years, such information by its nature becomes less meaningful and predictive with each successive year. Alcentra Capital does not intend to make publicly available any update or other revision to these internal financial forecasts. None of Alcentra Capital, its affiliates, advisors, officers, directors or representatives has made or makes any representation to any stockholder or other person regarding Alcentra Capital’s ultimate performance compared to the information contained in these internal financial forecasts or that the forecasted results will be achieved. Alcentra Capital has made no representation to Crescent Capital BDC, in the Merger Agreement or otherwise, concerning these internal financial forecasts. The below forecasts do not give effect to the Mergers. Alcentra Capital urges all of its stockholders to review Alcentra Capital’s financial statements and notes thereto appearing elsewhere in this document for a description of Alcentra Capital reported financial results.

The following is a summary of the Alcentra Capital internal financial forecasts. The Alcentra Capital internal financial forecasts were prepared by Alcentra Capital’s management based solely on the information available to Alcentra Capital management at that time. The Alcentra Capital internal financial forecasts were finalized August 1, 2019, and were also provided to Crescent Capital BDC, for its use and reliance in connection with its financial analysis.

Alcentra Capital Projections

($ in millions, except per share data; numbers may not foot due to rounding)

	As of
	9/30/19	12/31/19	12/31/20	12/31/21	12/31/22	12/31/23
Total Assets	$248.1	$262.3	$296.0	$318.7	$320.8	$323.4
Total Liabilities	$106.5	$120.7	$155.5	$177.5	$178.6	$180.0
Net Assets	$141.6	$141.6	$140.5	$141.2	$142.2	$143.4

	Q3 2019	Q4 2019	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023
Investment Income	$5.5	$5.8	$23.9	$23.8	$26.8	$28.2	$28.5
Total Expenses(1)	$(3.5)	$(3.5)	$(14.2)	$(15.6)	$(16.9)	$(17.6)	$(17.9)
Net Investment Income	$2.0	$2.3	$9.7	$8.2	$9.9	$10.6	$10.5
Net Gains / (Losses)	$—	$—	$(1.3)	$—	$0.1	$—	$0.3
Net Increase in Net Assets from Operations	$2.0	$2.3	$8.4	$8.2	$10.0	$10.6	$10.8

	Q3 2019	Q4 2019	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023
Shares Outstanding	12,876	12,876	12,876	12,876	12,876	12,876	12,876
NAV per Share(2)	$11.00	$11.00	$11.00	$10.91	$10.97	$11.04	$11.14
Net Investment Income per Share	$0.16	$0.18	$0.75	$0.64	$0.77	$0.82	$0.82
Dividends per Share	$0.18	$0.18	$0.72	$0.72	$0.72	$0.75	$0.75

(1)	Includes amortization expense in Q1 2020 of $0.5 related to recapitalization of the Alcentra Capital InterNotes.
(2)	4Q 2019 NAV per Share includes a $0.15 and a $0.18 per share special dividend, respectively, related to spillover income earned in prior periods.

Key Forecast Assumptions

•

Management fee assumptions including (1) a base management fee rate through June 30, 2020 of 1.25%, (2) a base management fee rate after June 30, 2020 of 1.50%, (3) an income incentive fee rate of 20.00%, (4) income incentive fee hurdle of 8.00%, (5) an income incentive fee catch-up rate of 100.00% and (6) a capital gains incentive fee rate of 20.00%.

•

Operating assumptions including (1) existing, core debt investments run-off under existing maturity dates, (2) existing, non-core debt investments assume an annual run-off rate of 25.00% (using Q1 2018 FMVs as the basis) (3) new investments targeting 60.00% first lien and 40.00% second lien assets, (4) new investments assume an annual run-off rate of 33.33%, (5) 120.00% target debt-to-equity ratio, (6) a non-interest expense growth rate of 2.00% and (7) an assumed cash balance of $7.80 million to remain consistent with ending cash on balance sheet as of 2Q 2019.

•	Dividend assumptions including a maximum dividend equal to the greater of (1) the dividend per share paid in the prior quarter and (2) 90.00% of the quarterly Net Investment Income.

•	No additional outside equity raised and $0.00 of share repurchases by Alcentra Capital through the projection period

•	The recapitalization of the Alcentra Capital InterNotes in Q1 of 2020 at a rate of 6.00%.

Crescent Capital BDC

Crescent Capital BDC does not as a matter of course make public forecasts as to future performance, earnings or other prospective financial information, and Crescent Capital BDC is especially reluctant to make forecasts for extended periods due to the unpredictability of the underlying assumptions and estimates. However, in connection with the evaluation of the Transactions, Crescent Capital BDC’s management prepared and provided to the Crescent Capital BDC Board, in connection with BofA Merrill Lynch’s financial analyses described above under the section entitled “—Opinion of the Financial Advisor to the Crescent Capital BDC Board,” certain non-public, unaudited prospective financial forecasts and estimates regarding Crescent Capital BDC’s stand-alone future earnings for fiscal years 2020 through 2023 (the “Crescent Capital BDC Forecasts”) and the combined company’s future earnings on a pro forma basis for fiscal years 2020 through 2023, after giving effect to the Transactions (the “Combined Company Pro Forma Forecasts”). As described below, certain of these unaudited prospective financial forecasts and estimates were also provided to Alcentra Capital and its financial advisor, Houlihan Lokey, for their use and reliance in connection with their financial analysis and opinion. Crescent Capital BDC has included below a summary of the Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts for the purpose of providing Crescent Capital BDC’s stockholders access to certain non-public information that was furnished as described herein in connection with the Transactions, and such information may not be appropriate for other purposes.

The Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or in accordance with GAAP. Crescent Capital BDC’s independent registered public accounting firm has not examined, compiled or performed any procedures with respect to the accompanying prospective financial information and, accordingly, such independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto. The reports of such independent registered public accounting firm incorporated by reference to this joint proxy statement/prospectus relate only to Crescent Capital BDC’s historical financial information. They do not extend to the Crescent Capital BDC Forecasts or to the Combined Company Pro Forma Forecasts and should not be read to do so. The Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts included below are not being included to influence your decision whether to vote for the First Merger, but instead because they were provided by Crescent Capital BDC to the Crescent Capital BDC Board.

While presented with numeric specificity, the Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts were based on numerous variables and assumptions. Many of these assumptions are inherently subjective and uncertain and are beyond the control of Crescent Capital BDC. Important factors that may affect actual results and cause uncertainties relating to Crescent Capital BDC’s and Alcentra Capital’s businesses (including the combined company’s ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, general business and economic conditions and other factors discussed in the sections entitled “Special Note Regarding Forward-Looking Statements” and “Risk Factors.” The Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts also reflect numerous variables, expectations and assumptions available at the time they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts. Accordingly, there can be no assurance that the Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts summarized below will be realized.

The Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts were prepared primarily for the purpose of illustrating the potential financial impact of the Transactions in connection with the Crescent Capital BDC Board’s evaluation of the Transactions and Crescent Capital BDC’s financial advisor’s financial analysis. The inclusion of a summary of the Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts in this joint proxy statement/prospectus should not be regarded as an indication that any of

Crescent Capital BDC, Crescent Cap Advisors, Alcentra Capital or their respective officers, directors, affiliates, advisors or other representatives considered the Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts to necessarily be predictive of actual future events, and these internal financial forecasts should not be relied upon as such nor should the information contained in the Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts be considered appropriate for other purposes. None of Crescent Capital BDC, Crescent Cap Advisors, Alcentra Capital or their respective officers, directors, affiliates, advisors or other representatives can give you any assurance that actual results will not differ materially from the Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts and none of them undertakes any obligation to update or otherwise revise or reconcile the Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts to reflect circumstances existing after the date these internal financial forecasts were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying these forecasts are shown to be in error.

Since the Crescent Capital BDC Forecasts and the Combined Company Pro Forma Forecasts cover multiple years, such information by its nature becomes less meaningful and predictive with each successive year. Crescent Capital BDC does not intend to make publicly available any update or other revision to these internal financial forecasts. None of Crescent Capital BDC, CCG LP, Alcentra Capital or their respective officers, directors, affiliates, advisors or other representatives has made or makes any representation to any stockholder or other person regarding the combined company’s ultimate performance compared to the information contained in these internal financial forecasts or that the forecasted results will be achieved. Crescent Capital BDC has made no representation to Crescent Capital BDC or its financial advisor, in the Merger Agreement or otherwise, concerning these internal financial forecasts. Crescent Capital BDC urges all of its stockholders to review Crescent Capital BDC’s financial statements and notes thereto appearing elsewhere in this joint proxy statement/prospectus for a description of Crescent Capital BDC’s reported financial results.

Crescent Capital BDC Forecasts

The following is a summary of the Crescent Capital BDC Forecasts. The Crescent Capital BDC Forecasts were prepared by Crescent Capital BDC’s management based solely on the information available to Crescent Capital BDC’s management at that time. The Crescent Capital BDC Forecasts were finalized on August 5, 2019.

The Crescent Capital BDC Forecasts were based on numerous variables and assumptions, including, but not limited to, certain material assumptions regarding:

•	completion of an initial public offering during Q1 2020;

•	the timing and amount of, and investment income of Crescent Capital BDC’s investment activity;

•

the availability of debt capital to maintain combined company leverage within Crescent Capital BDC’s target leverage levels and to (a) fund new investments and commitments on existing investments, (b) refinance existing indebtedness and (c) use for general corporate working capital purposes, as well as the cost of such debt capital;

•	the impact of raising additional equity capital;

•	interest rates; and

•	no projected realized or unrealized gains or losses during the periods presented.

The Crescent Capital BDC Forecasts were prepared and provided to the Crescent Capital BDC Board. For more information, see “—Background of the Transactions.” The following table presents a summary of the Crescent Capital BDC Forecasts.

Crescent Capital BDC

(in millions, except per share data)

	Crescent Capital BDC Forecasts
	As of the Year Ended December 31,
	2020	2021	2022	2023
Total Assets	$1,046	$1,288	$1,499	$1,591
Total Debt	488	679	891	932
Net Asset Value	545	596	595	646
Net Investment Income	45	48	49	54

Per Share Data:
Net Investment Income per Weighted Average Shares	$1.66	$1.70	$1.61	$1.67
Cash Dividends Declared and Payable	1.60	1.64	1.64	1.64
Net Asset Value	19.62	19.66	19.63	19.64

Shares Outstanding	27.8	30.3	30.3	32.9

Certain of these unaudited prospective financial forecasts and estimates were also provided to Alcentra Capital and its financial advisor, Houlihan Lokey, for their use and reliance in connection with their financial analysis and opinion.

Combined Company Pro Forma Forecasts

The following is a summary of the Combined Company Pro Forma Forecasts. The Combined Company Pro Forma Forecasts were prepared by Crescent Capital BDC’s management based solely on the information available to Crescent Capital BDC’s management at that time. The Combined Company Pro Forma Forecasts were finalized on August 8, 2019.

The Combined Company Pro Forma Forecasts were based on numerous variables and assumptions, including, but not limited to, certain material assumptions regarding:

•	other than including the effect of the Transactions, the absence of any acquisitions by the combined company throughout the projection period,

•

the timing and amount of, and investment income on, the combined company’s investment activity, including the rotation out of certain investments of Alcentra Capital and the estimated yields on the reinvested proceeds of such investments,

•

the availability of debt capital to maintain combined company leverage within the company’s target leverage levels and to (a) fund new investments and commitments on existing investments, (b) refinance existing indebtedness and (c) use for general corporate working capital purposes, as well as the cost of such debt capital,

•	the impact of raising additional equity capital,

•	interest rates,

•	the combined company’s operating costs and expenses, including certain expected cost savings as a result of the Transactions, and

•	no projected realized or unrealized gains or losses during the periods presented.

The Combined Company Pro Forma Forecasts were prepared and provided to the Crescent Capital BDC Board. For more information, see “—Background of the Transactions.” The following table presents a summary of the Combined Company Pro Forma Forecasts.

Combined Company

(in millions, except per share data)

	Combined Company Pro Forma Forecasts
	As of the Year Ended December 31,
	2020	2021	2022	2023
Total Assets	$1,298	$1,559	$1,672	$1,674
Total Debt	740	919	991	991
Net Asset Value	537	619	661	663
Net Investment Income	54	52	56	57

Per Share Data:
Net Investment Income per Weighted Average Shares	$1.98	$1.75	$1.69	$1.70
Cash Dividends Declared and Payable	1.64	1.64	1.64	1.64
Net Asset Value	19.77	19.85	19.88	19.94

Shares Outstanding	27.2	31.2	33.2	33.2

Certain of these unaudited prospective financial forecasts and estimates were also provided to Alcentra Capital and its financial advisor, Houlihan Lokey, for their use and reliance in connection with their financial analysis and opinion.

Stockholder Voting Agreements

Concurrently with the execution of the Merger Agreement, Alcentra Capital entered into the Voting Agreements with the Supporting Crescent Capital BDC Stockholders. Each Voting Agreement, among other things:

•	requires the applicable stockholder to:

•	attend any meeting of Crescent Capital BDC stockholders in person or by proxy;

•

vote in favor of (1) the Reincorporation Merger; (2) the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable; (3) the approval of the Proposed Crescent Capital BDC Investment Advisory Agreement and (4) any other matter contemplated by the Merger Agreement necessary or advisable to consummate the mergers and the other transactions contemplated thereby that is presented by Crescent Capital BDC for a vote of its stockholders, including any motion by the chairman of the stockholder meeting to adjourn, reconvene, recess or otherwise postpone such meeting; and

•	vote against any proposal or action that would constitute a breach of the Merger Agreement or otherwise impede or adversely affect the Transactions; and

•

prohibits the applicable stockholder from transferring any of its shares or any economic or voting rights with respect thereto or entering into any contract, option or other arrangement or understanding with respect thereto, for the period between August 12, 2019 and the earlier of the effectiveness of the Transactions and the termination of the Merger Agreement in accordance with its terms, other than certain permitted transfers or with the prior written consent of Alcentra Capital.

As of December 6, 2019, the Supporting Crescent Capital BDC Stockholders are entitled to vote approximately 14,045,810 shares of Crescent Capital BDC Common Stock, or approximately 67% of the outstanding shares of Crescent Capital BDC Common Stock.

The foregoing is a summary of the material terms of the Voting Agreements. The summary does not purport to be complete and is qualified in its entirety by reference to the Form of Voting Agreement, a copy of which is attached as Annex G to this joint proxy statement/prospectus.

Transaction Support Agreement

On August 12, 2019, Crescent Capital BDC entered into an agreement with Crescent Cap Advisors (the “Transaction Support Agreement”) in connection with the Transactions. Under the terms of the Transaction Support Agreement, Crescent Cap Advisors has agreed to (a) provide $21.6 million of cash consideration, or $1.6761 per share of Alcentra Capital Common Stock, payable to Alcentra Capital shareholders in accordance with the terms and conditions set forth in the Merger Agreement at closing, (b) amend the Crescent Capital BDC Investment Advisory Agreement to implement the following changes: (i) reduce the base management fee from 1.50% to 1.25%, (ii) waive a portion of the base management fee for the eighteen-month period following the First Merger so that only 0.75% will be charged for such time period, (iii) waive the income-based portion of the incentive fee for the eighteen-month period following the First Merger and (iv) increase the hurdle rate under the income-based portion of the incentive fee from 1.50% to 1.75% per quarter, and (c) reimburse Crescent Capital BDC for up to $1,419,000 of expenses that Crescent Capital BDC incurs in connection with completing the Mergers. In addition, Crescent Capital BDC and Crescent Cap Advisors have allocated responsibility for certain monetary damages, if any, that become payable in connection with the Merger Agreement. The foregoing is a summary of the material terms of the Transaction Support Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Transaction Support Agreement, a copy of which is attached as Annex F to this joint proxy statement/prospectus.

Interests of Certain Persons Related to Alcentra Capital in the Transactions

In considering the recommendation of the Alcentra Capital Board with respect to the approval of the First Merger, Alcentra Capital stockholders should be aware that Alcentra Capital’s directors and executive officers have interests in the Transactions that are different from, or in addition to, those of the Alcentra Capital stockholders generally. The members of the Alcentra Capital Board and the Independent Director Committee were aware of these interests and considered them, among other matters, in evaluating and negotiating the Merger Agreement and the Transactions and in recommending to Alcentra Capital’s stockholders that the First Merger be approved. These interests are described in further detail below.

Indemnification of Directors and Officers

The Merger Agreement contains certain indemnification, fee advancement and related provisions in favor of Alcentra Capital’s directors and officers.

As described above under the heading “Description of the Merger Agreement—Additional Covenants—Directors’ and Officers’ Indemnification and Insurance,” the Merger Agreement provides that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matters arising in connection with the Transactions), now existing in favor of the current or former directors, officers, managers, or employees, as the case may be, of the D&O Indemnified Parties as provided in their respective organizational documents as in effect as of the date of the Merger Agreement or in any contract as in effect on such date will continue in full force and effect in accordance with their terms. Crescent Capital BDC will indemnify, defend and hold harmless, and advance expenses to the D&O Indemnified Parties with respect to all acts or omissions by them in their capacities as such at any time prior to the Effective Time (including any matters arising in connection with the Merger Agreement or the Transactions), to the fullest extent that Alcentra Capital or its subsidiaries would be permitted by applicable law and to the fullest extent required by the organizational documents of Alcentra Capital or its subsidiaries as in effect on the date of the Merger Agreement. In addition, for six years following the Effective Time, Crescent Capital BDC will cause its and the combined company’s organizational documents to contain provisions with respect to indemnification, advancement of expenses and limitation of director, officer and employee liability that are no less favorable to the D&O Indemnified Parties than those set forth in Alcentra Capital’s and its subsidiaries’ organizational documents as of date of the Merger Agreement, and will not amend, repeal or otherwise modify such provisions in any manner that would adversely affect the rights thereunder of the D&O Indemnified Parties.

To the fullest permitted by applicable law, Crescent Capital BDC will indemnify and hold harmless each D&O Indemnified Party against and from any liabilities arising out of or pertaining to (i) any alleged action or omission in such D&O Indemnified Party’s capacity as a director, officer or employee of Alcentra Capital or any of its subsidiaries prior to the Effective Time; (ii) any alleged action or omission in such D&O Indemnified Party’s capacity as a director, officer or employee of Alcentra NY solely as it relates to services to, or actions taken on behalf of, Alcentra Capital or any of its subsidiaries prior to the Effective Time; or (iii) the Merger Agreement or the Transactions. Crescent Capital BDC will pay in advance of the final disposition of any such claim, proceeding or investigation the expenses (including attorneys’ fees) of any Alcentra Capital D&O Indemnified Party so long as such Alcentra Capital D&O Indemnified Party has agreed to repay such expense amounts if it is determined that such Alcentra Capital D&O Indemnified Party is not entitled to be indemnified under applicable law.

Moreover, Crescent Capital BDC will, and will cause its subsidiaries to purchase and maintain in full force and effect a six-year “tail” policy, on terms and conditions no less advantageous to the D&O Indemnified Parties than the existing directors’ and officers’ liability insurance and fiduciary insurance maintained by Alcentra Capital as of the date of the Merger Agreement, covering claims arising from facts, events, acts or omissions that occurred at or prior to the Effective Time, including the Transactions.

Other Matters

There are currently no outstanding stock options, warrants, benefits, severance payments or other payments due to any of the directors and executive officers of Alcentra Capital under any employment or retention agreement(s) which could constitute a basis for Alcentra Capital’s directors and officers to have a special interest in the Transactions.

Interests of Certain Persons Related to Crescent Capital BDC in the Transactions

Crescent Capital BDC’s investment adviser, Crescent Cap Advisors, has indirect financial interests in the Transactions that are different from, and/or in addition to, the interests of Crescent Capital BDC stockholders. Crescent Cap Advisors has indirect financial interests in the Transactions that are different from, and/or in addition to, the interests of Crescent Capital BDC stockholders. For example, Crescent Cap Advisors’ Base Management Fee under the Crescent Capital BDC Investment Advisory Agreement (as further described in “The Special Meeting of Crescent Capital BDC—Crescent Capital BDC Proposal #3: The Approval of the Proposed Crescent Capital BDC Investment Advisory Agreement”) is based on a percentage of Crescent Capital BDC’s gross assets (including assets acquired through the incurrence of debt but excluding cash and cash equivalents). Because total assets under management will increase as a result of the Transactions, the dollar amount of Crescent Cap Advisors’ base management fee will likely increase as a result of the Transactions, except for the eighteen months following the Effective Time, during which time Crescent Cap Advisors has agreed to waive a portion of the base management fee so that only 0.75% instead of 1.25% will be charged for such eighteen-month period following the First Merger. Pursuant to the Crescent Capital BDC Investment Advisory Agreement, had Crescent Capital BDC done a Qualified IPO, Crescent Cap Advisors’ base management fee would have been 1.5%. In addition, the Income Incentive Fee and Capital Gains Incentive Fee (each as defined herein under the heading “The Special Meeting of Crescent Capital BDC—Vote Required—Crescent Capital BDC Proposal #3: The Approval of the Proposed Crescent Capital BDC Investment Advisory Agreement”) may be impacted as a result of the Transactions. See also “Unaudited Pro Forma Condensed Consolidated Financial Statements.”

In connection with the Transactions, Crescent Capital BDC and Crescent Cap Advisors have entered into the Transaction Support Agreement. Under the terms of the Transaction Support Agreement, Crescent Cap Advisors has agreed to (a) provide $21.6 million of cash consideration, or $1.6761 per share of Alcentra Capital Common Stock, payable to Alcentra Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing, (b) amend the Crescent Capital BDC Investment Advisory Agreement to implement the following changes: (i) reduce the base management fee from 1.50% to 1.25%, (ii) waive a portion of the base management fee for the eighteen-month period following the First Merger so that only 0.75% will be charged for such time period, (iii) waive the income-based portion of the incentive fee for the eighteen-month period following the First Merger and (iv) increase the hurdle rate under the income-based portion of the incentive fee from 1.50% to 1.75% per quarter, and (c) reimburse Crescent Capital BDC for up to $1,419,000 of expenses that Crescent Capital BDC incurs in connection with completing the Mergers. In addition, Crescent Capital BDC and Crescent Cap Advisors have allocated responsibility for certain monetary damages, if any, that become payable in connection with the Merger Agreement.

Certain members of the Crescent Capital BDC Board, Crescent Capital BDC’s senior management and members of Crescent Cap Advisors’ investment committee have indirect financial and other interests in Crescent Cap Advisors as detailed below. John S. Bowman, the chairman of the Crescent Capital BDC Board, serves on Crescent Cap Advisors’ investment committee and as Managing Director and co-head of CCG LP’s U.S. Direct Lending Business. Christopher G. Wright, a member of the Crescent Capital BDC Board, serves on Crescent Cap Advisors’ investment committee and as Managing Director of CCG LP focusing on mezzanine finance. Jason Breaux, Crescent Capital BDC’s Chief Executive Officer, is chairman of Crescent Cap Advisors’ investment committee and Managing Director of CCG LP within the special situations strategy. Jonathan R. Insull, the President of Crescent Capital BDC, serves on Crescent Cap Advisors’ investment committee and as Managing Director of CCG LP within the capital markets strategy. Joseph A. Hanlon, Crescent Capital BDC’s Chief Compliance Officer, also serves as Chief Compliance Officer for CCG LP. George P. Hawley, Crescent Capital BDC’s Secretary, also serves as General Counsel for CCG LP. Raymond Barrios, a Senior Vice President of Crescent Capital BDC, also serves as a Senior Vice President of CCG LP focusing on private credit. As a result of their roles with Crescent Cap Advisors or CCG LP, which controls Crescent Cap Advisors, such persons may have indirect financial interests in the Transactions that are different from, and/or in addition to, the interests of Crescent Capital BDC stockholders due to Crescent Cap Advisors’ interests described above. Members of Crescent Capital BDC’s senior management and members of Crescent Cap Advisors’ investment committee also serve as principals of other investment managers affiliated with CCG LP, that do and may in the future manage other investment funds, accounts and investment vehicles which invest in assets eligible for purchase by Crescent Capital BDC.

Regulatory Approvals Required for the Transactions

Completion of the mergers is subject to prior receipt of all approvals and consents required to be obtained from applicable governmental and regulatory authorities to complete the mergers. Crescent Capital BDC and Alcentra Capital have agreed to use their reasonable best efforts to complete the Transactions, including using reasonable best efforts to (1) obtain all approvals and consents from government authorities and other persons, (2) defend any lawsuits and legal proceedings challenging the Merger Agreement or the Transactions and (3) execute and deliver any additional instruments reasonably necessary to complete the Transactions.

There can be no assurance that such regulatory approvals or consents will be obtained, that such approvals or consents will be received on a timely basis or that such approvals and consents will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of Crescent Capital BDC following completion of the mergers. Crescent Capital BDC and Alcentra Capital filed notifications of the mergers under the provisions of the HSR Act with the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission (the “FTC”) on September 3, 2019. On September 10, 2019, the FTC granted Crescent Capital BDC’s and Alcentra Capital’s requests for the early termination of the applicable waiting period of the HSR Act.

Certain other approvals and consents and compliance with applicable laws and regulations will be required with respect to filings with NASDAQ regarding the Listing of Crescent Capital BDC’s common stock and with the SEC regarding this joint proxy statement/prospectus. Crescent Capital BDC and Alcentra Capital intend to seek any other approvals and consents and make any other filings required to complete the mergers. There can be no assurance, however, that any such approvals or consents will be obtained.

Listing of Crescent Capital Maryland BDC Common Stock

Crescent Capital BDC Common Stock is currently not listed on a securities exchange. Alcentra Capital Common Stock trades on the Nasdaq Global Select Market under the symbol “ABDC.” Upon the completion of the

Transactions, Crescent Capital Maryland BDC Common Stock is expected to trade on NASDAQ under the symbol “CCAP.” Alcentra Capital Common Stock will be delisted from the Nasdaq Global Select Market and thereafter will be deregistered under the Exchange Act. Pursuant to the Merger Agreement, Crescent Capital Maryland BDC is expected to apply to have its shares of common stock listed on NASDAQ.

Board of Directors and Management of the Combined Company Following Completion of the Transactions

Upon the completion of the Transactions, the current directors and officers of Crescent Capital BDC are expected to continue in their current positions and Crescent Capital BDC’s investment adviser, Crescent Cap Advisors, will continue to externally manage Crescent Capital BDC. Upon the completion of the Transactions, the current directors and officers of Alcentra Capital will not continue as directors or officers of the combined company. Neither Crescent Capital BDC nor Crescent Cap Advisors made any offers of future employment to any Alcentra Capital officers or directors with respect to Crescent Cap Advisors or opportunities as directors of Crescent Capital BDC.

Information about the current Crescent Capital BDC directors and executive officers can be found in “Management of Crescent Capital BDC.”

ACCOUNTING TREATMENT

The merger of Alcentra Capital with and into Crescent Capital Maryland BDC is expected be accounted for as an asset acquisition pursuant to ASC 805-50, Business Combinations-Related Issues, with the fair value of total consideration paid in conjunction with the Mergers allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of the Mergers. To the extent that the fair value of the net assets acquired exceeds the fair value of the Merger Consideration paid by Crescent Capital BDC, amounts paid by the investment adviser pursuant to the Transaction Support Agreement may be included in total consideration, up to approximately $21.6 million. Any such amounts will be recorded as deemed contributions from the investment adviser as of the acquisition date. Based on the preliminary pro forma purchase price allocation calculated as of September 30, 2019, the estimated fair value of the net assets acquired approximates the estimated fair value of the Merger Consideration paid by Crescent Capital BDC.

The final allocation of the purchase price will be determined after the mergers are completed and after completion of a final analysis to determine (i) the fair value of total consideration to be paid in conjunction with the mergers; and (ii) the fair values of Alcentra Capital’s acquired assets and assumed liabilities as of the acquisition date. Accordingly, the final purchase accounting adjustments may differ materially from the pro forma adjustments presented in this document.

DESCRIPTION OF THE MERGER AGREEMENT

The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A and Annex B to this joint proxy statement/prospectus and is incorporated by reference in this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. Crescent Capital Maryland BDC and Alcentra Capital encourage you to read the Merger Agreement carefully and in its entirety.

Structure of the Merger

Pursuant to the terms of the Merger Agreement, at least one day prior to the First Merger, in accordance with the MGCL and DGCL, Crescent Capital BDC will (i) merge with and into Crescent Capital Maryland BDC with Crescent Capital Maryland BDC as the surviving corporation pursuant to the plan of merger that is substantially in the form set forth in Exhibit C attached to the Merger Agreement and (ii) in such transaction, cause the charter of Crescent Capital Maryland BDC to be substantially in the form set forth in Exhibit A attached to the Merger Agreement. Thereafter, at the Effective Time, Acquisition Sub will be merged with and into Alcentra Capital, whereupon the separate existence of Acquisition Sub shall cease, and Alcentra Capital shall continue as the surviving corporation and a wholly owned subsidiary of Crescent Capital Maryland BDC (the “Surviving Corporation”). Immediately after the Effective Time and as part of a single integrated transaction with the First Merger, the Surviving Corporation shall be merged with and into Crescent Capital Maryland BDC, whereupon the separate existence of the Surviving Corporation shall cease, and Crescent Capital Maryland BDC shall continue as the surviving corporation.

Closing; Completion of the Proposed Merger

Subject to the satisfaction of various conditions to closing (including approval by Crescent Capital BDC’s and Alcentra Capital’s stockholders, as described herein), the closing of the First Merger shall take place at 10:00 a.m. (local time) on a date to be specified by Crescent Capital BDC and Alcentra Capital, but no later than the second business day after the satisfaction or waiver of the conditions to the closing of the First Merger set forth in the Merger Agreement, unless another time, date or place is agreed to in writing by the parties to the Merger Agreement (such date being the “Closing Date”).

Concurrently with the closing of the First Merger, Crescent Capital BDC will cause articles of merger with respect to the First Merger (“Articles of First Merger”) to be executed and filed with the State Department of Assessments and Taxation of Maryland (“SDAT”) as provided under the MGCL. The First Merger shall become effective on the date and time at which the Articles of First Merger have been duly filed with, and accepted for record by, the SDAT or at such other date and time as is agreed in writing between Crescent Capital BDC and Alcentra Capital and specified in the Articles of First Merger (such date and time being the “Effective Time”).

Immediately after the Effective Time and as part of a single integrated transaction with the First Merger, Crescent Capital Maryland BDC and the Surviving Corporation shall cause articles of merger with respect to the Second Merger (the “Articles of Second Merger”) to be executed and filed with the SDAT as provided under the MGCL. The Second Merger shall become effective on the date and time at which the Articles of Second Merger have been duly filed with, and accepted for record by, the SDAT or at such other date and time as is agreed in writing between Crescent Capital BDC and Alcentra Capital and specified in the Articles of Second Merger.

Merger Consideration

If the First Merger is consummated, each share of Alcentra Capital Common Stock issued and outstanding immediately prior to the Effective Time (excluding any shares of Alcentra Capital Common Stock issued and outstanding and held by any subsidiary of Alcentra Capital or held, directly or indirectly, by Crescent Capital

BDC or Acquisition Sub immediately prior to the Effective Time, collectively referred to as the “Canceled Shares”) shall be converted into the right to receive (1) an amount in cash equal to $3.1784 per share (as may be adjusted as described below) (the “Cash Consideration”) and (2) a number of shares of Crescent Capital Maryland BDC Common Stock equal to the Exchange Ratio (as may be adjusted as described below). Crescent Capital Maryland BDC shall fund a portion of the Cash Consideration equal to $1.5023 per share of Alcentra Capital Common Stock (the “Crescent Capital BDC Cash Consideration”) and Crescent Cap Advisors shall fund a portion of the Cash Consideration equal to $1.6761 per share of Alcentra Capital Common Stock (the “Crescent Cap Advisors Cash Consideration”). At the closing of the First Merger, each Canceled Share shall cease to exist, and no consideration or payment shall be delivered therefor or in respect thereof.

If at any time during the period between the signing of the Merger Agreement and the Effective Time, any change in the number of outstanding shares of Crescent Capital BDC Common Stock or Alcentra Capital Common Stock occurs as a result of a reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period (but specifically excluding sales of Crescent Capital BDC Common Stock for an amount of total proceeds up to $140 million (approximately $40 million pursuant to existing capital contributions and approximately $100 million that may be raised in addition) and issuances of Crescent Capital BDC Common Stock pursuant to Crescent Capital BDC’s dividend reinvestment plan or otherwise in lieu of a portion of any cash dividend declared by Crescent Capital BDC), the Exchange Ratio and any similarly dependent items shall be appropriately adjusted to provide the same economic effect as contemplated by the Merger Agreement prior to such event.

No fractional shares of Crescent Capital Maryland BDC Common Stock will be issued upon the conversion of Alcentra Capital Common Stock into Crescent Capital Maryland BDC Common Stock in connection with the First Merger, and such fractional share interests will not entitle the owner thereof to any Crescent Capital Maryland BDC Common Stock or to vote or to any other rights of a holder of Crescent Capital Maryland BDC Common Stock. In lieu of any such fractional shares, each holder of Alcentra Capital Common Stock which would otherwise be entitled to such fractional shares shall instead be entitled to an amount of cash equal to the product of (1) the amount of the fractional share in a share of Crescent Capital Maryland BDC Common Stock would otherwise be entitled and (2) $19.57 (the NAV per share of Crescent Capital BDC Common Stock as of June 30, 2019).

Conversion of Shares; Exchange of Certificates; Book-Entry Shares

At the Effective Time, each share of Alcentra Capital Common Stock converted into the right to receive the Merger Consideration pursuant to the Merger Agreement will no longer be outstanding and will be automatically canceled and cease to exist, and book-entry shares which immediately prior to the Effective Time represented such Alcentra Capital Common Stock, shall cease to have any rights with respect to such Alcentra Capital Common Stock other than the right to receive the Merger Consideration upon surrender of such book-entry shares in accordance with the terms of the Merger Agreement.

After the Effective Time, there shall be no registration of transfers on the stock transfer books of Alcentra Capital of shares of Alcentra Capital Common Stock that that were outstanding immediately prior to the Effective Time. If book-entry shares are presented to the Surviving Corporation for transfer to the Exchange Agent (as defined herein under the heading “—Letter of Transmittal”), they will be cancelled against delivery of the applicable Merger Consideration.

Letter of Transmittal

As promptly as practicable following the Effective Time and in any event not later than the second business day thereafter, Crescent Capital Maryland BDC will cause an exchange agent that is appointed prior to the closing of the First Merger (the “Exchange Agent”) to mail to each holder of record of book entry shares that immediately prior to the Effective Time represented outstanding shares of Alcentra Capita Common Stock (1) a letter of transmittal, which will specify that delivery shall be effected, and risk of loss and title to the book-entry shares shall pass, only upon proper delivery of the book-entry shares to the Exchange Agent and which shall be in the form and have such other provisions as Crescent Capital Maryland BDC and Alcentra Capital may reasonably specify and (2) instructions for use in effecting the surrender of the book-entry shares in exchange for (a) cash in an amount equal to the Cash Consideration multiplied by the number of shares of Alcentra Capital Common Stock previously represented by such book-entry shares, (b) the number of shares of Crescent Capital Maryland BDC Common Stock (which shall be in book-entry form unless a certificate is requested) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such book-entry shares pursuant to the Merger Agreement, (c) any dividends or other distributions payable pursuant to the Merger Agreement (for a discussion, please refer to the disclosure below under the heading “—Additional Covenants—Coordination of Dividends”) and (d) cash in lieu of fractional shares of Crescent Capital Maryland BDC Common Stock calculated pursuant to the formula set forth in the Merger Agreement and described above.

Upon surrender of a book-entry share for cancellation to the Exchange Agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such book-entry share shall be entitled to receive in exchange therefor, and Crescent Capital Maryland BDC shall cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable, but in any event within two business days following the Exchange Agent’s receipt of such book-entry shares (A) cash in an amount equal to the Cash Consideration multiplied by the number of shares of Alcentra Capital Common Stock previously represented by such book-entry shares, (B) the number of shares of Crescent Capital Maryland BDC Common Stock (which shall be in book-entry form unless a certificate is requested) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such book-entry shares pursuant to the Merger Agreement, (C) any dividends or other distributions payable pursuant to the Merger Agreement and (D) cash in lieu of fractional shares of Crescent Capital Maryland BDC Common Stock calculated pursuant to the formula set forth in the Merger Agreement and described above, and the book-entry so surrendered shall be canceled. The Exchange Agent shall accept such book-entry upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest shall be paid or accrued for the benefit of holders of the book-entry shares on the cash payable upon the surrender of the book-entry shares.

Withholding

Crescent Capital Maryland BDC, the Surviving Corporation, Crescent Cap Advisors and the Exchange Agent will be entitled to deduct and withhold from the Merger Consideration and any amounts payable pursuant to the Merger Agreement to any former holder of Alcentra Capital Common Stock such amounts as Crescent Capital Maryland BDC, the Surviving Corporation, Crescent Cap Advisors or the Exchange Agent are required to deduct and withhold with respect to the making of such payment under the Code or any provisions of applicable state, local or foreign tax law. If any amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to Alcentra Capital stockholders from whom they were withheld.

Representations and Warranties

The Merger Agreement contains representations and warranties made by Alcentra Capital to Crescent Capital BDC and Crescent Capital BDC and Acquisition Sub to Alcentra Capital, subject, in each case, to specified exceptions and qualifications, relating to, among other things:

•	corporate organization, including incorporation, qualification and subsidiaries;

•	capitalization and subsidiaries;

•	power and authority to execute, deliver and perform obligations under the Merger Agreement;

•	absence of conflicts, and required government filings and consents;

•	compliance with applicable law and permits;

•	SEC reports, financial statements and enforcement actions;

•	the accuracy and completeness of information supplied for inclusion in this joint proxy statement/prospectus;

•	disclosure controls and procedures;

•	absence of certain changes and actions since December 31, 2018;

•	absence of undisclosed liabilities;

•	absence of certain litigation, orders or investigations;

•	employee matters;

•	intellectual property matters;

•	tax matters;

•	material contracts;

•	real property matters;

•	environmental matters;

•	state takeover laws;

•

the applicable stockholder vote required to effect, with respect to Alcentra Capital, the First Merger, and with respect to Crescent Capital BDC, the Reincorporation Merger, the issuance of shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable and the Proposed Crescent Capital BDC Investment Advisory Agreement;

•	brokers’ fees;

•	opinion of financial advisor;

•	insurance coverage;

•	investment assets; and

•	absence of appraisal rights.

In addition, Crescent Capital BDC and Acquisition Sub also make representations to Alcentra Capital relating to:

•

the absence of agreements or understandings pursuant to which (1) any stockholder of Alcentra Capital would be entitled to receive in the First Merger consideration of a different amount or nature than the Merger Consideration, (2) pursuant to which any stockholder of Alcentra Capital has agreed to vote to approve the First Merger or agreed to vote against any Superior Proposal (as defined herein under the heading “—Additional Covenants—No Solicitation”) or (3) a third party has agreed to provide, directly or indirectly, equity capital to Crescent Capital BDC or Alcentra Capital to finance in whole or in part the First Merger;

•	the solvency of Crescent Capital Maryland BDC and the Surviving Corporation after giving effect to the Transactions;

•	sufficiency of funds to make the payment of the Crescent Capital BDC Cash Consideration; and

•	the approval of the Crescent Capital BDC Investment Advisory Agreement and the compliance of such agreement with Section 15 of the Investment Company Act.

The Merger Agreement also contains representations and warranties made by Crescent Cap Advisors to Alcentra Capital, subject, in each case, to specified exceptions and qualifications, relating to:

•	organization and qualification;

•	power and authority to execute, deliver and perform obligations under the Merger Agreement;

•	absence of conflicts, and required government filings and consents;

•	compliance with applicable law and permits;

•	absence of certain litigation, orders or investigations; and

•	sufficiency of funds to make the payment of the Crescent Cap Advisors Cash Consideration.

These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating contractual risk between the parties rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex A and Annex B to, this joint proxy statement/prospectus only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead, should be read only in conjunction with the information provided elsewhere in this joint proxy statement/prospectus.

For purposes of the Merger Agreement, “material adverse effect” with respect to Alcentra Capital, Crescent Capital BDC or Crescent Cap Advisors, as applicable, means, any fact, circumstance, event, change, occurrence or effect that would have, or would reasonably be expected to have, a material adverse effect on, (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of such party and its subsidiaries, taken as a whole, or (2) the ability of such party to perform its obligations under the Merger Agreement or consummate the transactions contemplated thereby. However, for purposes of the foregoing clause (1) none of the following shall constitute or be taken into account in determining whether a material adverse effect shall have occurred or exists or would reasonably be expected to occur or exist:

•	(1) changes in general economic, financial market, business or geopolitical conditions;

•

(2) general changes or developments in any of the industries or markets in which such party, any of its subsidiaries, or any of the portfolio companies operate (or applicable portions or segments of such industries or markets);

•	(3) changes in any applicable law or applicable accounting regulations or principles or interpretations thereof;

•

(4) any change in the price or trading volume of such party’s securities (or, with respect to Alcentra Capital, any of Alcentra Capital’s portfolio companies’ securities), in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “material adverse effect” shall be taken into account in determining whether there has been a material adverse effect);

•

(5) any failure by such party (or, with respect to Alcentra Capital, any of its portfolio companies) to meet published analyst estimates or expectations of such party’s (or, with respect to Alcentra Capital, any of its portfolio companies’) revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “material adverse effect” shall be taken into account in determining whether there has been a material adverse effect);

•

(6) any failure by such party (or, with respect to Alcentra Capital, any of its portfolio companies) to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “material adverse effect” shall be taken into account in determining whether there has been a material adverse effect);

•	(7) any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God or natural disasters;

•

(8) the announcement of the Merger Agreement, including the initiation of any stockholder litigation with respect to the Merger Agreement or the transactions contemplated thereby or any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any portfolio companies of Alcentra Capital or Crescent Capital BDC, as applicable;

•	(9) any action taken by such party or any of its subsidiaries, in each case which is required or expressly permitted by the Merger Agreement;

•	(10) any matter specifically disclosed in such party’s disclosure letter to the Merger Agreement; and

•	(11) any actions taken (or omitted to be taken) at the written request of Alcentra Capital or Crescent Capital BDC, as applicable;

provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (1) through (3) and (7) above shall be taken into account in determining whether a material adverse effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on such party and its subsidiaries, taken as a whole, relative to the other participants in the industries in which such party and its subsidiaries operate.

Conduct of Business Pending Completion of the Merger

Under the Merger Agreement, Alcentra Capital has agreed that, between the date of the Merger Agreement and the Effective Time (or until the earlier termination of the Merger Agreement), except (1) as may be required by law, (2) as may be agreed in writing by Crescent Capital BDC (which consent may not be unreasonably withheld, conditioned or delayed), (3) as may be expressly contemplated or permitted by the Merger Agreement, or (4) as set forth in its disclosure letter to the Merger Agreement, Alcentra Capital will, and will cause each of its subsidiaries to, use reasonable best efforts to conduct its business in the ordinary course of business and in a manner consistent with past practice in all material respects, will not, and will not permit any of its subsidiaries to take certain specified actions. In particular, Alcentra Capital will not, and will not permit any of its subsidiaries to:

•	amend or otherwise change, in any material respect, Alcentra Capital’s charter or its bylaws (or such equivalent organizational or governing documents of any of its subsidiaries);

•

except for transactions solely among Alcentra Capital and its wholly owned subsidiaries, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights;

•

except for transactions solely among Alcentra Capital and its wholly owned subsidiaries, issue, sell, pledge, dispose, encumber or grant any (1) shares of its or its subsidiaries’ capital stock, (2) options, warrants, convertible securities or other rights of any kind to acquire any shares of Alcentra Capital’s or its subsidiaries’ capital stock or (3) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, Alcentra Capital or any of its subsidiaries;

•

declare, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to Alcentra Capital’s or any of its subsidiaries’ capital stock or other equity interests, other than (1) dividends and distributions paid by any subsidiary of Alcentra Capital to Alcentra Capital or any of its subsidiaries, (2) regular quarterly cash distributions payable by Alcentra

Capital, up to a maximum of $0.18 per share of Alcentra Capital Common Stock (each, a “Alcentra Capital Quarterly Dividend”) or (3) a Tax Dividend (as defined herein under the heading “—Additional Covenants—Coordination of Dividends”);

•

acquire (including by merger, consolidation or acquisition of stock or assets), except in respect of any merger, consolidation, business combination among Alcentra Capital and its subsidiaries, any corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof, except as expressly provided by the Merger Agreement;

•

acquire or dispose (including by merger, consolidation or acquisition of stock or assets) or lease or license, or otherwise sell, transfer or encumber (except in respect of any merger, consolidation or business combination among, or any sale, assignment, transfer or other disposition of assets to, Alcentra Capital and its wholly owned subsidiaries, or among Alcentra Capital’s wholly owned subsidiaries) any portfolio company investment, or agree to do any of the foregoing, except with respect to:

(1)

dispositions with collective sales prices, as applicable, not exceeding $1.0 million individually or $2.0 million in the aggregate (provided that any such disposition is not (a) with respect to certain scheduled assets (except as described in paragraph (6) below) and (b) in exchange for consideration that is less than the fair market value (as set forth in Alcentra’s schedule of investments included in its most recent quarterly or annual reports filed with the SEC) for such assets);

(2)

the sale of certain scheduled portfolio company investments, solely if such sale is on terms and conditions materially consistent in all respects with the terms and conditions scheduled with respect to such portfolio company;

(3)	compliance with unfunded commitment obligations existing as of the date of the merger agreement with respect to any portfolio company investments;

(4)

acquisitions in the form of follow-on investments in portfolio company investments existing as of the date of the Merger Agreement and not exceeding $1.0 million individually or $2.0 million in the aggregate, provided that the applicable portfolio company investment in which such follow-on investment is being made had a fair value as of June 30, 2019 equal to at least 95% of its cost; or

(5)

in any case where Alcentra Capital or the portfolio company investment is subject to a compulsory drag-along, call option, prepayment option or redemption, or similar compulsory contractual obligation, to sell, have redeemed or paid off, or otherwise dispose of, any portfolio company investment pursuant to the contractual terms pertaining to such portfolio company investment;

(6)

provided, that Alcentra Capital shall provide Crescent Capital BDC with notification of any disposition made pursuant to clauses (1) through (3) and (5) promptly following the consummation thereof; and (B) Alcentra Capital shall provide Crescent Capital BDC notification of any acquisition made pursuant to clause (4) or (5) promptly following the consummation thereof;

•

incur any long-term indebtedness for borrowed money or guarantee any such indebtedness of any person, except for indebtedness or guarantees (1) with respect to the Alcentra Capital Credit Facility in the ordinary course of business, (2) indebtedness owed to Alcentra Capital or its wholly owned subsidiaries, (3) indebtedness in the form of letters of credit not to exceed $500,000 individually or $1,000,000 in the aggregate or as otherwise disclosed in Alcentra Capital’s disclosure letter to the Merger Agreement, so long as such indebtedness does not provide for any penalty upon prepayment;

•

make any loans, advances or capital contributions to, or investments in, any other person (other than (1) to or in Alcentra Capital or any direct or indirectly wholly owned subsidiary of Alcentra Capital, (2) pursuant to previously disclosed commitments existing as of the date of the Merger Agreement and disclosed in Alcentra Capital’s disclosure letter to the Merger Agreement and (3) indebtedness incurred by Alcentra Capital or its wholly owned subsidiaries);

•

terminate, enter into, agree to any material amendment or modification of, renew or waive any material rights under any material contract or any underlying portfolio company investment, in each case in any matter materially adverse to Alcentra Capital or its subsidiaries;

•

(1) pay, discharge or satisfy any indebtedness that has a prepayment cost, “make whole” amount, prepayment penalty or similar obligation (other than (a) the payment, discharge or satisfaction, required pursuant to the terms of the Alcentra Capital Credit Facility as in effect as of the date of the Merger Agreement and (b) indebtedness incurred by Alcentra Capital or its wholly owned subsidiaries and owed to Alcentra Capital or its wholly owned subsidiaries), (2) cancel any material indebtedness owing to Alcentra Capital or any of its subsidiaries (individually or in the aggregate) or waive or amend any claims or rights of substantial value (other than indebtedness incurred by Alcentra Capital or its wholly owned subsidiaries and owed to Alcentra Capital or its wholly owned subsidiaries) or (3) waive material benefits of, or agree to modify in any material manner, any confidentiality, standstill or similar agreement to which it or any of its subsidiaries is a party (other than in the ordinary course of business consistent with past practice);

•	make any pledge of any of its material assets or permit any of its material assets to become subject to any liens except liens permitted by the Merger Agreement;

•

commence any material legal proceedings except with respect to routine matters in the ordinary course of business and consistent with past practice, or settle any legal proceedings other than settlements that result solely in monetary obligations involving payment by Alcentra Capital or any of its subsidiaries of (1) the amounts reserved in accordance with GAAP with respect to such proceeding or claim on Alcentra Capital’s consolidated financial statements for the quarter ending June 30, 2019, (2) amounts to be paid from escrow accounts for purposes of working capital adjustments and indemnification matters related to former portfolio companies in accordance with the terms of the applicable contracts as in effect on the date of the Original Merger Agreement, (3) amounts to be paid from insurance proceeds for the purpose of paying such settlements or (4) an amount not greater than $500,000 in the aggregate;

•

make any material change to its methods of accounting, except (1) as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a governmental authority or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization) or as otherwise required by applicable law, (2) to permit the audit of Alcentra Capital’s financial statements in compliance with GAAP, (3) as required by a change in applicable law and (4) as disclosed in Alcentra Capital’s SEC reports;

•

(1) make or change any material tax election other than in the ordinary course of business, (2) change any material method of tax accounting other than in the ordinary course of business, (3) settle or compromise any material tax liability or refund or (4) file or amend any material tax return other than in the ordinary course of business consistent with past practice and Alcentra Capital’s investment objectives and policies as publicly disclosed;

•	change Alcentra Capital’s investment objective as described in its SEC reports;

•

(1) increase the compensation or benefits payable or that may become payable to any of its directors, (2) enter into any employment, severance, change of control or retention agreement, or (3) hire any employee or individual independent contractor;

•	adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Alcentra Capital or any of its subsidiaries; or

•	enter into any agreement to do any of the foregoing.

Similarly, Crescent Capital BDC has agreed that, between the date of the Merger Agreement and the Effective Time (or until the earlier termination of the Merger Agreement), except (a) as may be required by law, (b) as may be agreed in writing by Alcentra Capital (which consent shall not be unreasonably withheld, delayed or conditioned), (c) as may be expressly contemplated or permitted by the Merger Agreement, or (d) as set forth in its disclosure letter to the Merger Agreement, Crescent Capital BDC will, and will cause each of its subsidiaries to, conduct its business in the ordinary course of business and in a manner consistent with past practice in all material respects, and Crescent Capital BDC will not, and will not permit any of its subsidiaries take certain specified actions. In particular, Crescent Capital BDC will not, and will not permit any of its subsidiaries to:

•	amend or otherwise change, in any material respect, the organizational documents of Crescent Capital BDC (or such equivalent organizational or governing documents of any of its subsidiaries);

•

except for transactions solely among Crescent Capital BDC and its wholly owned subsidiaries, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights;

•

except for transactions solely among Crescent Capital BDC and its wholly owned subsidiaries or in connection with the Crescent Capital BDC dividend reinvestment program, issue, sell, pledge, dispose, encumber or grant any (1) shares of its or its subsidiaries’ capital stock, (2) options, warrants, convertible securities or other rights of any kind to acquire any shares of Crescent Capital BDC’s or its subsidiaries’ capital stock or (3) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, Crescent Capital BDC or any of its subsidiaries;

•

declare, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to Alcentra Capital’s or any of its subsidiaries’ capital stock or other equity interests, other than (a) dividends and distributions paid by any subsidiary of Alcentra Capital to Alcentra Capital or any of its subsidiaries, (b) regular quarterly cash distributions payable by Crescent Capital BDC consistent with past practices and Crescent Capital BDC’s investment objective and policies as previously disclosed and (c) the authorization and payment of any dividend or distribution necessary of Crescent Capital BDC to maintain its qualification as a RIC;

•

acquire (including by merger, consolidation or acquisition of stock or assets), except in respect of any merger, consolidation, business combination among Crescent Capital BDC and its subsidiaries, any corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof, except as expressly provided by the Merger Agreement;

•

incur any long-term indebtedness for borrowed money or guarantee any such indebtedness of any person (other than a subsidiary), except for (1) indebtedness or guarantees with respect to Crescent Capital BDC’s credit arrangements in effect as of the date of the Merger Agreement in the ordinary course of business, (2) indebtedness owed to Alcentra Capital or its wholly owned subsidiaries, (3) indebtedness in the form of letters of credit not to exceed $500,000 individually or $1,000,000 in the aggregate or (4) otherwise as set forth in Crescent Capital BDC’s disclosure letter to the Merger Agreement, so long as such indebtedness does not provide for any penalty upon prepayment;

•

make any loans, advances or capital contributions to, or investments in, any other person (other than (1) to portfolio companies in the ordinary course of business, (2) to or in Crescent Capital BDC or any direct or indirect wholly owned subsidiary of Crescent Capital BDC, (3) pursuant to previously disclosed commitments existing as of the date of the Merger Agreement and disclosed in Crescent Capital BDC’s disclosure letter to the Merger Agreement and (4) indebtedness incurred by Crescent Capital BDC or its wholly owned subsidiaries);

•

make any material change to its methods of accounting, except (1) as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a governmental authority or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization) or as otherwise required by applicable law, (2) to permit the audit of Crescent Capital BDC’s financial statements in compliance with GAAP, (3) as required by a change in applicable law and (4) as disclosed in the Crescent Capital BDC’s SEC reports;

•

(1) make or change any material tax election other than in the ordinary course of business, (2) change any material method of tax accounting other than in the ordinary course of business, (3) settle or compromise any material tax liability or refund or (4) file or amend any material tax return other than in the ordinary course of business consistent with past practice and Crescent Capital BDC’s investment objectives and policies;

•	change Crescent Capital BDC’s investment objectives as describe in Crescent Capital BDC’s SEC reports;

•	adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Crescent Capital BDC or any of its subsidiaries;

•

other than with respect to the Proposed Crescent Capital BDC Investment Advisory Agreement, amend, terminate, modify or waive any material rights under the Crescent Capital BDC Investment Advisory Agreement; or

•	enter into any agreement to do any of the foregoing.

Additional Covenants

Alcentra Capital and Crescent Capital BDC have agreed to additional covenants between the execution of the Merger Agreement and the Effective Time including, but not limited to, the following matters:

Preparation of the Form N-14 and Proxy Statement

As promptly as practicable after the execution of the Merger Agreement, (1) Crescent Capital BDC and Alcentra Capital will jointly prepare, and use their reasonable best efforts to cause to be filed with the SEC this joint proxy statement/prospectus in its preliminary form and (2) Crescent Capital BDC will prepare (with Alcentra Capital’s reasonable cooperation), and Crescent Capital BDC will use its reasonable best efforts to cause to filed with the SEC, the Form N-14, of which this joint proxy statement/prospectus is a part, in connection with the registration under the Securities Act of the Crescent Capital Maryland BDC Common Stock to be issued in the First Merger. Each of Crescent Capital BDC and Alcentra Capital will use its reasonable best efforts to (1) cause the Form N-14 and this joint proxy statement/prospectus to comply with the applicable rules and regulations promulgated by the SEC and (2) have the Form N-14, of which this joint proxy statement/prospectus is a part, declared effective under the Securities Act as promptly as practicable after such filing (including by responding to comments from the SEC), and, prior to the effective date of the Form N-14, take all action reasonably required to be taken under any applicable state securities laws in connection with the issuance of shares of Crescent Capital Maryland BDC Common Stock in the First Merger. Each of Crescent Capital BDC and Alcentra Capital will furnish all information as may be reasonably requested by the other in connection with any such action and the preparation, filing and distribution of the Form N-14 and this joint proxy statement/prospectus. As promptly as practicable after the Form N-14 shall have become effective (and in no event later than the fifth calendar day thereafter), each of Crescent Capital BDC and Alcentra Capital will use its reasonable best efforts to cause this proxy statement to be mailed to its respective stockholders.

Alcentra Capital and Crescent Capital BDC Special Meetings

Subject to the earlier termination of the Merger Agreement in accordance with the terms of the Merger Agreement, Alcentra Capital and Crescent Capital BDC will each, as soon as practicable following the effectiveness of this Form N-14, duly call, give notice of, convene and hold a special meeting of its respective stockholders for the purpose of seeking, in the case of Alcentra Capital, the approval of the First Merger (the “Alcentra Capital Stockholder Approval”) or, in the case of Crescent Capital BDC, the approval of issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, the approval of the Proposed Crescent Capital BDC Investment Advisory Agreement and the approval of the Reincorporation Merger (the “Crescent Capital BDC Stockholder Approval”), as applicable; provided, that Alcentra Capital or Crescent Capital BDC, as applicable, may postpone or adjourn the special meeting to a later date (1) with the prior consent of Crescent Capital BDC or Alcentra Capital, as applicable (which consent shall not be unreasonably withheld, conditioned or delayed), (2) for the absence of a quorum, (3) to allow reasonable additional time to solicit additional proxies if Alcentra Capital has not received proxies representing a sufficient number of shares of Alcentra Capital Common Stock to approve the First Merger or Crescent Capital BDC has not received proxies representing a sufficient number of shares of Crescent Capital BDC Stock to approve the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, the Proposed Crescent Capital BDC Investment Advisory Agreement and the Reincorporation Merger, whether or not a quorum is present, (4) if required by applicable law or (5) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure if, in the good faith judgment of the Alcentra Capital Board (after consultation without legal counsel), the failure to do so would reasonably likely to be inconsistent with Alcentra Capital’s directors’ duties under applicable law.

The Alcentra Capital Board has approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the First Merger, and recommended that Alcentra Capital’s stockholders vote in favor of the First Merger (the “Alcentra Capital Recommendation”). Except as expressly provided by the Merger Agreement, neither the Alcentra Capital Board nor any committee thereof will (1) withhold, withdraw or modify or qualify, or propose to publicly withhold, withdraw, or modify or qualify the Alcentra Capital Recommendation, in each case in a manner materially adverse to Crescent Capital BDC, (2) fail to include the Alcentra Capital Board Recommendation in this joint proxy statement/prospectus, (3) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Competing Proposal (as defined herein under the heading “—Additional Covenants—No Solicitation”) (each such action in (1), (2) and (3) being referred to as a “Alcentra Capital Adverse Recommendation Change”). Notwithstanding any Alcentra Capital Adverse Recommendation Change, unless the Merger Agreement is terminated in accordance with its terms, the obligations of the parties thereunder will continue in full force and effect and such obligations will not be affected by the commencement, public proposal, public disclosure or communication to Alcentra Capital of any Competing Proposal (whether or not a Superior Proposal (as defined herein under the heading “—Additional Covenants—No Solicitation”)).

Appropriate Actions; Consents; Filings; Debt Financing

Each of the parties to the Merger Agreement will use their respective reasonable best efforts to consummate and make effective the transactions contemplated by the Merger Agreement and to cause the conditions to the First Merger set forth in the Merger Agreement to be satisfied, including using reasonable best efforts to accomplish the following: (1) the obtaining of all necessary actions or non-actions, consents and approvals from governmental authorities or other persons necessary in connection with the consummation of the transactions contemplated by the Merger Agreement, including the First Merger, and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid a proceeding by, any governmental authority or other persons necessary in connection with the consummation of the transactions contemplated by the Merger Agreement, including the First Merger; (2) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the transactions contemplated thereby, including the First Merger, performed or consummated by such party in accordance with the terms of the Merger Agreement, including seeking to have any stay or temporary restraining order entered by any court or other governmental authority vacated or reversed; and (3) the execution and delivery of any additional instruments reasonably necessary to consummate the First Merger and any other transactions to be performed or consummated by such party in accordance with the terms of the Merger Agreement and to carry out fully the purposes of the Merger Agreement. Each of Alcentra Capital, Crescent Capital BDC and Crescent Cap Advisors will furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any investigation or other inquiry from a governmental authority or in connection with any proceeding initiated by a private party.

Crescent Capital BDC and Acquisition Sub have agreed to take (and to cause their affiliates to take) promptly any and all steps necessary to avoid or eliminate each and every impediment and obtain all consents under any antitrust laws that may be required by any foreign or United States federal, state or local governmental authority, in each case with competent jurisdiction, so as to enable the parties to consummate the transactions contemplated by the Merger Agreement as promptly as practicable. However, Crescent Capital BDC and Acquisition Sub shall not be required to take any actions that would result in either a material adverse effect with respect to either Crescent Capital BDC or Alcentra Capital.

In addition, Alcentra Capital will, and will cause its representatives to use reasonable best efforts to provide customary cooperation reasonably requested by Crescent Capital BDC in connection with obtaining the proposed debt financing in connection with the consummation of the Mergers, including, but not limited to, assisting with the preparation of customary materials for rating agency presentations, offering documents, bank information memoranda and similar documents reasonably requested by Crescent Capital BDC and making available appropriate senior officers to participate with senior officers of Crescent Capital BDC in customary meetings (including road shows) with prospective lenders and investors at mutually agreeable dates and times. All such cooperation by Alcentra Capital in connection with the proposed debt financing shall be at Crescent Capital BDC’s sole expense. In addition, Crescent Capital BDC will indemnify and hold harmless Alcentra Capital, its subsidiaries and their respective affiliates, and their respective representatives, from and against any and all losses, damages, liabilities, claims, costs, costs, expenses, judgments, penalties and fines suffered or incurred by any of them arising in whole or in part in connection with such cooperation, the proposed debt financing and any information utilized in connection therewith, other than incurred as a result of such parties’ gross negligence, willful misconduct or intentional fraud.

Access to Information; Confidentiality

Upon reasonable notice, each of Alcentra Capital and Crescent Capital BDC shall (and shall cause each of its subsidiaries to) afford reasonable access to the other’s representatives, in a manner not disruptive to the operations of the business of such party, during normal business hours and upon reasonable notice throughout the period prior to the Effective Time (or until the earlier termination of the Merger Agreement), to the senior officers, advisors, properties, books and records of such party and its subsidiaries and, during such period, shall (and shall cause each of its subsidiaries to) furnish promptly to such representatives all information concerning the business, properties and personnel of such party and its subsidiaries as may reasonably be requested.

No Solicitation

Alcentra Capital has agreed to, and to cause its subsidiaries, Alcentra NY and its and their representatives to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any third party relating to any Competing Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal (an “Inquiry”).

In addition, except as otherwise provided in the Merger Agreement, until the Effective Time (or until the earlier termination of the Merger Agreement), Alcentra Capital shall not, and shall cause its subsidiaries, Alcentra NY and its and their representatives not to, directly or indirectly:

•	initiate, solicit or knowingly encourage the making of any Competing Proposal; or

•	engage in negotiations or discussions with, or furnish any information to, any third party relating to a Competing Proposal or any Inquiry.

Notwithstanding the foregoing, Alcentra Capital is permitted to grant a waiver of or terminate any “standstill” or similar obligation of any third party with respect to Alcentra Capital or any of its subsidiaries solely for the purpose of allowing such third-party to submit a Competing Proposal.

If, at any time prior to the date that the Alcentra Capital Stockholder Approval is obtained, Alcentra Capital (or its representatives on Alcentra Capital’s behalf) receives directly or indirectly a written Inquiry or Competing Proposal from any third party, Alcentra Capital and its representatives may contact such third party to clarify any ambiguous terms and conditions thereof. In additional, if the Alcentra Capital Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that:

•	such Inquiry or Competing Proposal either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal; and

•	the failure to take such action would reasonably be expected to be inconsistent with the duties of the Alcentra Board under applicable law.

Until the Effective Time (or the earlier termination of the Merger Agreement), Alcentra Capital shall, as promptly as reasonably practicable, and in any event within two business days of receipt by or its or its representatives of any Competing Proposal or any Inquiry, deliver to Crescent Capital BDC a written notice setting forth:

•	the identity of the third party making such Competing Proposal or Inquiry; and

•	if applicable, the material terms and conditions of such Competing Proposal and a copy of any written Competing Proposal.

Alcentra Capital will also keep Crescent Capital BDC reasonably informed of any material amendment or modification of such Competing Proposal on a prompt basis (and in any event within two business days).

Alcentra Capital and the Alcentra Capital Board and its representatives may engage or participate in negotiations or substantive discussions with, or furnish any information and other access, to any third party making such competing proposal and its representatives, affiliates and prospective debt and equity financing sources only where:

•	such Competing Proposal did not result from any material breach of the no solicitation provisions in the Merger Agreement;

•

prior to furnishing any non-public information concerning Alcentra Capital and its subsidiaries, Alcentra Capital receives from such person, to the extent such person is not already subject to a confidentiality agreement with Alcentra Capital, a confidentiality agreement containing confidentiality terms that are not less favorable in the aggregate to Alcentra Capital than those contained in the confidentiality agreement by and between Alcentra Capital and Crescent Capital BDC (an “Acceptable Confidentiality Agreement”); and

•

Alcentra Capital shall (subject to the terms of any confidentiality agreement existing prior to the date of the Merger Agreement) promptly (and in any event within 24 hours) provide or make available to Crescent Capital BDC any written non-public information concerning it or its subsidiaries that it provides to any third party given such access was not previously made available to Crescent Capital BDC and its representatives.

The Alcentra Capital Board shall not effect an Alcentra Capital Adverse Recommendation Change and shall not approve or recommend, or allow Alcentra Capital or any of its subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other contract or agreement, in each case constituting or with respect to, any Competing Proposal (each, an “Alternative Acquisition Agreement”), in each case other than an Acceptable Confidentiality Agreement, and neither the Alcentra Board nor any committee thereof will resolve, agree or publicly propose to take any such actions, except as follows. At any time prior to the receipt of the Alcentra Capital Stockholder Approval, the Alcentra Capital Board may effect a Alcentra Capital Adverse Recommendation Change if, upon the occurrence of an Intervening Event (as defined herein under the heading “—Additional Covenants—No Solicitation”), the Alcentra Capital Board determines in good faith, after consultation with its outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with Alcentra Capital directors’ duties under applicable law or if Alcentra Capital has received a Competing Proposal that the Alcentra Capital Board has determined in good faith, after consultation with its financial advisor and outside legal counsel, constitutes a Superior Proposal, provided that:

•

Alcentra Capital shall have provided prior written notice to Crescent Capital BDC, at least three business days in advance, that it intends to effect a Alcentra Capital Adverse Recommendation Change and/or terminate the Merger Agreement, which notice shall specify in reasonable detail the basis for the Alcentra Capital Adverse Recommendation Change and/or termination and in the case of a Superior Proposal, the identity of the person or group of persons making such Superior Proposal accompanied by a copy of the written Competing Proposal and any related transaction or financing documents, or (B) in the case of an Intervening Event, reasonable detail regarding the Intervening Event;

•

after providing such notice and prior to effecting such Alcentra Capital Adverse Recommendation Change and/or terminating the Merger Agreement, Alcentra Capital shall have negotiated, and shall have caused its representatives to be available to negotiate, with Crescent Capital BDC and Acquisition Sub in good faith (to the extent Crescent Capital BDC and Acquisition Sub desire to negotiate) during such three business day period to make such adjustments to the terms and conditions of the Merger Agreement as would obviate the need for Alcentra Capital to effect the Alcentra Capital Adverse Recommendation Change and/or terminate the Merger Agreement; and

•

following the end of such three business day period, the Alcentra Capital Board shall have determined in good faith, after consultation with its outside legal counsel and, with respect to clause (1) below, its financial advisor, taking into account any changes to the Merger Agreement proposed in writing by Crescent Capital BDC in response to the notice of the Alcentra Capital Adverse Recommendation and/or notice of a Superior Proposal, that (A) the Superior Proposal giving rise to the notice of Superior Proposal continues to be a Superior Proposal or (B) in the case of an Intervening Event, the failure of the Alcentra Capital Board to effect an Alcentra Capital Adverse Recommendation Change would continue to reasonably be expected to be inconsistent with Alcentra Capital’s directors’ duties under applicable law.

An amendment, supplement or modification of any Competing Proposal shall be deemed a new Competing Proposal and Alcentra Capital may not enter into any such Competing Proposal or effect a Alcentra Capital Adverse Recommendation Change unless Alcentra Capital has complied with these requirements with respect to such new Competing Proposal, including sending an additional notice of Superior Proposal and/or notice of Alcentra Capital Adverse Recommendation.

For purposes of the Merger Agreement:

•

“Competing Proposal” means any proposal or offer from any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons (other than Crescent Capital BDC, Acquisition Sub or any affiliate thereof) (A) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving Alcentra Capital or any of its subsidiaries pursuant to which, in one transaction or a series of transactions, any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of persons would hold securities representing more than 20% of the total outstanding voting power of Alcentra Capital after giving effect to the consummation of such transaction, or (B) relating to any direct or indirect acquisition (including by way of merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction), in one transaction or a series of transactions, of (1) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, twenty percent (20%) or more of the total assets, net revenue or net income of Alcentra Capital and such its subsidiaries, taken as a whole, or (2) twenty percent (20%) or more of the outstanding shares of capital stock of, or other equity or voting interests in, Alcentra Capital or in any of its subsidiaries, in each case other than the Mergers.

•

“Superior Proposal” means a bona fide written Competing Proposal (with all percentages in the definition of Competing Proposal increased to fifty percent (50%)) made by a third party on terms that the Alcentra Capital Board determines in good faith, after consultation with its financial and outside legal advisors, is reasonably likely to be consummated in accordance with its terms, considering all legal, regulatory and financial aspects of the proposal (including certainty of closing) and such other factors as the Alcentra Capital Board considers to be appropriate, and if consummated, would be more favorable, from a financial point of view, to Alcentra Capital’s stockholders than the transactions contemplated by the Merger Agreement (including any revisions to the terms of the Merger Agreement committed to by Crescent Capital BDC to Alcentra Capital in writing in response to such Competing Proposal made to Alcentra Capital under the provisions of the Merger Agreement).

•

“Intervening Event” means a material event, occurrence, development or change in circumstances with respect to Alcentra Capital or its subsidiaries, taken as a whole, that occurred or arose after the date of the Merger Agreement, which was unknown to, nor reasonably foreseeable by, the Alcentra Capital Board as of the date of the Merger Agreement and becomes known to or by the Alcentra Capital Board prior to the time the Alcentra Capital Stockholder Approval is obtained. None of the following will constitute, or be considered in determining whether there has been, an Intervening Event: (1) the receipt, existence of or terms of an Inquiry or Competing Proposal or any matter relating thereto or consequence thereof; and (2) changes in the market price or trading volume of the Alcentra Capital Common Stock or meeting or exceeding any forecasts (provided that the underlying causes of such change or fact shall not be so excluded).

Directors’ and Officers’ Indemnification and Insurance

Crescent Capital BDC and Acquisition Sub have agreed that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matters arising in connection with the transactions contemplated by the Merger Agreement), existing as of the date of the Merger Agreement in favor of the current or former directors, officers, managers, or employees, as the case may be, of Alcentra Capital, its subsidiaries or Alcentra NY (to the extent related to the management of Alcentra Capital) (the “D&O Indemnified Parties”) as provided in their respective organizational documents or any contract as in effect on the date of the Merger Agreement shall continue in full force and effect.

Crescent Capital BDC has also agreed to:

•

(i) indemnify and hold harmless each D&O Indemnified Party against and from any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, proceeding or investigation arises out of or pertains to: (a) any alleged action or omission in such D&O Indemnified Party’s capacity as a director, officer or employee of Alcentra Capital, its investment adviser or any of its subsidiaries prior to the Effective Time, (b) any alleged action or omission in such D&O Indemnified Party’s capacity as a director, officer or employee of Alcentra NY (solely as it relates to services to, or actions taken on behalf of, Alcentra Capital or any of Alcentra Capital’s subsidiaries prior to the Effective Time) or (c) the Merger Agreement or the transactions contemplated thereby; and

•

(ii) pay in advance of the final disposition of any such claim, proceeding or investigation the expenses (including attorneys’ fees) of such D&O Indemnified Party upon receipt of an undertaking by or on behalf of such D&O Indemnified Party to repay such amount if it shall ultimately be determined by a final non-appealable judgment of a court of competent jurisdiction that such D&O Indemnified Party is not entitled to be indemnified.

Notwithstanding anything to the contrary contained in the Merger Agreement, Crescent Capital BDC will not settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, proceeding or investigation, unless (1) such settlement, compromise, consent or termination includes an unconditional release of all of the D&O Indemnified Parties covered by the claim, proceeding or investigation from all liability arising out of such claim, proceeding or investigation or (2) the D&O Indemnified Parties covered by the claim, proceeding or investigation provide their prior written consent to such settlement, compromise, consent or termination.

Crescent Capital BDC has agreed to, and will cause its Subsidiaries to purchase and maintain in full force and effect, a six (6) year “tail” policy, on terms and conditions no less advantageous to the D&O Indemnified Parties than the existing directors’ and officers’ liability insurance and fiduciary insurance maintained by Alcentra Capital as of the date of the Merger agreement, covering claims arising from facts, events, acts or omissions that occurred at or prior to the Effective Time, including the transactions contemplated by the Merger Agreement (provided that Crescent Capital BDC will not be required to pay a total premium for such tail policy in excess of two hundred fifty percent (250%) of the annual premium currently paid by Alcentra Capital for such insurance, but in such case shall purchase as much of such coverage as possible for such amount).

Notification of Certain Matters

Subject to applicable law, Alcentra Capital will give prompt written notice to Crescent Capital BDC, and Crescent Capital BDC will give prompt written notice to Alcentra Capital, of (1) any notice or other communication received by such party from any governmental authority in connection with the Merger Agreement, the Mergers or the transactions contemplated by the Merger Agreement, or from any person alleging that the consent of such Person is or may be required in connection with the Merger or the transactions contemplated hereby, if the subject matter of such communication or the failure of such party to obtain such consent could be material to Alcentra Capital, the Surviving Corporation or Crescent Capital BDC, and (2) any claims, investigations or proceedings commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its subsidiaries which relate to the Merger Agreement, the Mergers or the transactions contemplated thereby.

Public Announcements

Except as otherwise provided in the Merger Agreement or required by applicable law, prior to any Alcentra Capital Adverse Recommendation Change, each of Alcentra Capital, Crescent Capital BDC and Acquisition Sub will consult with each other before issuing any press release or public announcement with respect to the Merger Agreement or the transactions contemplated thereby, and none of the parties or their affiliates shall issue any such press release or public announcement prior to obtaining the other parties’ written consent (which consent shall not be unreasonably withheld or delayed), except that no consent shall be required to the extent disclosure may be required by applicable law so long as the disclosing party gives notice to and consults with the other party prior to making such disclosure to the extent reasonably practicable.

Acquisition Sub

Crescent Capital BDC will take all actions necessary to (a) cause Acquisition Sub to perform its obligations under the Merger Agreement and to consummate the First Merger on the terms and conditions set forth in the Merger Agreement and (b) ensure that, prior to the Effective Time, Acquisition Sub shall not conduct any business, or incur or guarantee any indebtedness or make any investments, other than as specifically contemplated by the Merger Agreement.

No Control of the Other Party’s Business

Nothing contained in the Merger Agreement is intended to give Crescent Capital BDC or Alcentra Capital, directly or indirectly, the right to control or direct the operations of the other party or its subsidiaries prior to the Effective Time. Prior to the Effective Time, each of Crescent Capital BDC and Alcentra Capital will exercise, consistent with the terms and conditions of the Merger Agreement, complete control and supervision over its and its subsidiaries’ operations.

Rule 16b-3 Matters

Prior to the Effective Time, each of Alcentra Capital and Crescent Capital BDC will take all such steps as may be required to cause any dispositions of Alcentra Capital Common Stock (including derivative securities with respect to Alcentra Capital Common Stock) or acquisitions of Crescent Capital BDC Common Stock (including derivative securities with respect to Crescent Capital BDC Common Stock) resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Alcentra Capital or will become subject to such reporting requirements with respect to Crescent Capital BDC, to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable law.

Repayment of Alcentra Capital Credit Facility

At least three business days prior to the Closing Date, Alcentra Capital will deliver to Crescent Capital BDC a draft copy of a customary payoff letter (subject to delivery of funds as arranged by Crescent Capital BDC) from the administrative agent under the Alcentra Capital Credit Facility (the “Payoff Letter”), and, on or prior to the Closing Date, Crescent Capital BDC will deliver to Alcentra Capital a executed copy of the Payoff Letter to be effective upon the closing of the First Merger. Alcentra Capital will, and will cause its subsidiaries to, deliver all the documents required for the termination of commitments under the Alcentra Capital Credit Facility, subject to the occurrence of the closing of the First Merger and the repayment in full of all obligations then outstanding thereunder (using funds arranged by Crescent Capital BDC).

Repayment or Assumption of Alcentra Capital InterNotes

Effective as of the closing of the First Merger, Crescent Capital BDC shall, and shall cause the Surviving Corporation to, take all such steps as may be necessary to either (1) pay or cause to be paid, or to provide for satisfaction and discharge with respect to a series of the Alcentra Capital InterNotes or to provide adequate security for the repayment of the full amount of principal and accrued interest, and any and all of the fees payable under the Alcentra Capital InterNotes upon consummation of the closing of the First Merger, and shall deliver evidence satisfactory thereof to Alcentra Capital, or (2) expressly assume the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all such Alcentra Capital InterNotes and the performance of Alcentra Capital’s covenants under the existing indenture (as may be amended or supplemented from time to time). If requested by Crescent Capital BDC in writing at least ten business days prior to the Effective Time, Alcentra Capital shall, in accordance with the applicable redemption provisions of the Alcentra Capital InterNotes and the corresponding indenture, substantially simultaneous with, but in no event prior to, the Effective Time issue a notice of redemption for all of the outstanding aggregate principal amount of Alcentra Capital InterNotes (other than the Alcentra Capital InterNotes issued pursuant to the Eighth Supplemental Indenture), pursuant to the provisions of such indenture.

Alcentra Capital will use reasonable best efforts to, and to cause its representatives to, provide all cooperation reasonably requested by Crescent Capital BDC in connection with the redemption of the Alcentra Capital InterNotes, the satisfaction and discharge of the Alcentra Capital InterNotes and the corresponding indenture and/or the assumption of the Alcentra Capital InterNotes and entry into an indenture supplemental, including preparation, execution and delivery of any reasonably requested or required officers’ certificates and opinions of counsel. Crescent Capital BDC has notified Alcentra Capital that it intends to take all such steps as may be necessary to cause Crescent Capital Maryland BDC, effective as of and contingent upon the closing of the First Merger (which is expected to occur in the first quarter of 2020) to expressly assume the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all outstanding Alcentra Capital InterNotes and the performance of Alcentra Capital’s covenants under the existing indenture (as may be amended or supplemented from time to time).

Certain Tax Matters

Each of Alcentra Capital, Crescent Capital BDC and Acquisition Sub will use its reasonable best efforts to cause the Mergers to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification. Each of Alcentra Capital, Crescent Capital BDC and Acquisition Sub shall report the Mergers and the other transactions contemplated by the Merger Agreement in a manner consistent with the intended tax treatment of the Mergers.

Each of Alcentra Capital and Crescent Capital BDC will use its reasonable best efforts to obtain a tax opinion to Alcentra Capital by Dechert LLP or Kirkland & Ellis LLP (as described below under the heading “—Conditions to the Closing of the Mergers—Conditions to Obligations of Alcentra Capital to Effect the First Merger”), including making representations and covenants requested by tax counsel in order to render such tax opinion. Prior to the Effective Time (or at such other times as requested by counsel), each of Crescent Capital BDC and Alcentra shall execute and deliver to tax counsel, tax representation letters reasonably requested by tax counsel to enable the issuance of the tax opinion contemplated by the Merger Agreement. Each of Crescent Capital BDC, Crescent Capital BDC, Crescent Cap Advisors and Acquisition Sub will use its reasonable best efforts not to take or cause to be taken any action that would cause to be untrue (or fail to take or cause not to be taken any action which inaction would cause to be untrue) any of the representations and covenants made to tax counsel in furtherance of the tax opinion.

During the period from the date of the Merger Agreement to the Effective Time, each of Crescent Capital BDC and Alcentra Capital will not, and will not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of the other party, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause such party to fail to qualify as a RIC.

Stock Exchange Listing

Crescent Capital BDC will use its reasonable best efforts (with Alcentra Capital’s reasonable cooperation) to cause the shares of Crescent Capital Maryland BDC Common Stock to be issued in connection with the First Merger to be approved for listing on NASDAQ, subject to official notice of issuance, at or prior to the Effective Time.

Takeover Statutes and Provisions

None of Alcentra Capital, Crescent Capital BDC or the Acquisition Sub will take any action that would cause the First Merger and related transactions to be subject to requirements imposed by any takeover statutes. Each of Alcentra Capital and Crescent Capital BDC will take all necessary steps within its control to exempt (or ensure the continued exemption of) the First Merger from, or if necessary to challenge the validity or applicability of, any applicable takeover statute, as now or hereafter in effect.

Stockholder Litigation

Each of Alcentra Capital and Crescent Capital BDC will reasonably cooperate and consult with one another in connection with the defense and settlement of any proceeding by Alcentra Capital’s stockholders or Crescent Capital BDC’s stockholders against any of them or any of their respective directors, officers or affiliates with respect to the Merger Agreement or the transactions contemplated thereby. Each of Alcentra Capital and

Crescent Capital BDC (1) will provide the other party with prompt written notice of any such proceeding brought by its stockholders and shall keep the other party reasonably informed of any material developments in connection therewith and (2) will not settle any such proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

Reincorporation Merger

No later than one day prior to the First Merger, Crescent Capital BDC and Crescent Capital Maryland BDC shall effect the Reincorporation Merger. In connection with the Reincorporation Merger, the Articles of Amendment and Restatement to be filed by Crescent Capital Maryland BDC shall be substantially in the form as those set forth in Exhibit A to the Merger Agreement and shall remain in effect until thereafter amended in accordance with applicable law and the applicable provisions of such Articles of Amendment and Restatement. The Reincorporation Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code.

Coordination of Dividends

Alcentra Capital and Crescent Capital BDC will coordinate with each other in designating the record and payment dates for any dividends or distributions to its stockholders, including a Tax Dividend, declared in accordance with the Merger Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur. For purposes of the Merger Agreement, “Tax Dividend” is defined to mean a dividend or dividends, other than an Alcentra Capital Quarterly Dividend, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to Alcentra Capital’s stockholders all of its previously undistributed (1) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (2) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (3) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (4) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year, or any other dividend or distribution necessary for Alcentra Capital to maintain its qualification as a RIC, as reasonably determined by Alcentra Capital.

In the event that a dividend or distribution with respect to the shares of Alcentra Capital Common Stock permitted under the terms of the Merger Agreement has a record date prior to the Effective Time and has not been paid as of the Effective Time, the holders of shares of Alcentra Capital Common Stock shall be entitled to receive such dividend or distribution after the Effective Time on the appropriate payment date and, in connection therewith, Alcentra Capital shall deposit such dividend or distribution with the Exchange Agent to be paid to such holders in the same manner as the Cash Consideration.

Prior to the Closing Date, if the aggregate amount of all (1) dividends paid by Alcentra Capital on or prior to the date of this Agreement plus (2) all Alcentra Capital Quarterly Dividends paid after the date of this Agreement is less than the amount that should be paid as a dividend to distribute to Alcentra Capital’s stockholders the amounts constituting the definition of “Tax Dividend” or otherwise necessary for Alcentra Capital to maintain its qualification as a RIC as reasonably determined by Alcentra Capital, Alcentra Capital shall declare a Tax Dividend. The amount of any Tax Dividend declared by Alcentra Capital shall reduce the Crescent Capital BDC Cash Consideration by an amount equal to the per share amount of such Tax Dividend; provided, that if the aggregate amount of all such Tax Dividends declared on or after the date of the Original Merger Agreement exceeds the amount of the Crescent Capital BDC Cash Consideration, Crescent Capital BDC and Alcentra Capital shall negotiate in good faith to adjust the Exchange Ratio to account for such Tax Dividends.

Crescent Capital BDC Stock Repurchase Program

Crescent Capital BDC will implement a stock repurchase program (for a period of twelve months following the Effective Time pursuant to Rule 10b5-1 under the Exchange Act) to repurchase in open market transactions, subject to compliance by Crescent Capital BDC with any of its liquidity, covenant, leverage and regulatory requirements and the approval and continuation of such program by the Crescent Capital BDC Board in light of its duties under applicable law, shares of Crescent Capital BDC Common Stock in an aggregate amount of up to $20,000,000 at market prices at any time the shares of Crescent Capital BDC Common Stock trade below ninety percent (90%) of Crescent Capital BDC’s then-most recently disclosed NAV; provided that the maximum size of such repurchase program shall be net the dollar amount of Crescent Capital BDC Common Stock purchased under any similar 10b5-1 plan that is entered into by affiliates of Crescent Capital BDC or Crescent Cap Advisors with respect to Crescent Capital BDC Common Stock at a price equal to or higher than the price contemplated by Crescent Capital BDC’s stock repurchase program.

Crescent Capital BDC Financing Activities

Crescent Capital BDC shall, and shall cause its subsidiaries to, use its reasonable best efforts to consummate and obtain the proposed debt financing on the terms and subject only to the conditions (including the market flex provisions) set forth in the debt commitment letter delivered to Alcentra Capital on or prior to the date of this Agreement, including using reasonable best efforts to (1) maintain in effect and comply with such debt commitment letter, (2) negotiate and enter into definitive agreements with respect to the proposed debt financing on the terms (including any market flex provisions) and subject only to the conditions contained in the proposed debt commitment letter, so that such agreements are in effect as promptly as practicable but in any event no later than the Closing Date, (3) ensure the accuracy of all representations and warranties of Crescent Capital BDC, Acquisition Sub and their respective subsidiaries set forth in the debt commitment letter and definitive agreements with respect to the proposed debt financing, (4) comply with the covenants and agreements of Crescent Capital BDC, Acquisition Sub and their respective subsidiaries set forth in the debt commitment letter and the definitive agreements with respect to the proposed debt financing, (5) satisfy or obtain a waiver of, and cause Acquisition Sub and its other subsidiaries to satisfy or obtain a waiver of, on a timely basis all terms and conditions set forth in the debt commitment letter and the definitive agreements relating to the proposed debt financing, (6) upon satisfaction or waiver of such conditions and the other conditions to the closing of the Mergers (other than those conditions that by their nature cannot be satisfied until the closing of the First Merger) consummate the proposed debt financing at or prior to the closing of the First Merger (and in any event prior to the Termination Date), (7) pay, or cause to be paid, any and all commitment fees or other fees required by the debt commitment letter to be paid on or before the closing of the First Merger and (8) enforce its rights under the debt commitment letter and the definitive agreements relating to the proposed debt financing.

Crescent Capital BDC will provide to Alcentra Capital copies of all documents relating to the proposed debt financing and keep Alcentra Capital informed of material developments in respect of the financing process relating thereto on a current basis, including providing Alcentra Capital with prompt written notice (and, in any event, within twenty-four hours) after the occurrence of any of the following: (1) any termination of (a) the debt commitment letter, (b) any definitive agreement relating to the deft financing or (c) any definitive agreement relating to a portion of the proposed debt financing; (2) any actual or threatened material breach, default, termination or repudiation of any provision of the debt commitment letter or the definitive agreement by any party thereto or any event or circumstance that makes a condition precedent to the proposed debt financing unable or unlikely to be satisfied, in each case, of which Crescent Capital BDC becomes aware or any termination of the debt commitment letter; or (3) if at any time for any reason Crescent Capital BDC believes in good faith that it will not be able to obtain all or any portion of the proposed debt financing on the terms and conditions, in the manner or from the sources contemplated by the debt commitment letter. Crescent Capital BDC will not, nor permit any of its affiliates to, without the prior written consent of Alcentra Capital, take any action or enter into any transaction that could reasonably be expected to impair, delay or prevent consummation of all or any portion of the proposed debt financing.

Prior to the closing of the First Merger, Crescent Capital BDC will not agree to, or permit, any amendment, modification, joinder, assignment, termination or waiver of the debt commitment letter or the definitive agreements with respect to the proposed debt financing without the prior written consent of Alcentra Capital if such amendment, modification, joinder, termination or waiver (1) imposes additional or new conditions precedent to the availability of the proposed debt financing or amends, modifies or expands any of the conditions to the funding of the proposed debt financing in a manner that would reasonably be expected to delay or prevent the funding of the proposed debt financing on the Closing Date, (2) adversely impacts the ability of Crescent Capital BDC to enforce its rights against the other parties to the debt commitment letter or the definitive agreements with respect thereto or (3) make it less likely that the proposed debt financing would be funded.

Proposed Crescent Capital BDC Investment Advisory Agreement

Subject to receipt of Crescent Capital BDC Stockholder Approval and the consummation of the First Merger, Crescent Capital BDC and Crescent Cap Advisors shall enter into the Proposed Crescent Capital BDC Investment Advisory Agreement, effective upon the consummation of the First Merger.

Conditions to Closing the Merger

Conditions to the Obligations of Each Party

The obligations of Alcentra Capital and Crescent Capital BDC to complete the First Merger are subject to the satisfaction or (to the extent permitted by law) waiver at or prior to the Effective Time of the following conditions:

•	Alcentra Capital shall have obtained the Alcentra Capital Stockholder Approval and Crescent Capital BDC shall have obtained the Crescent Capital BDC Stockholder Approval;

•

the Crescent Capital Maryland BDC Common Stock to be issued in connection with the First Merger and the issuance of shares of Crescent Capital BDC Common Stock upon the conversion of any instruments exchangeable therefor or convertible thereto shall have been approved for listing on NASDAQ, subject to official notice of issuance;

•

the Form N-14 (of which this joint proxy statement/prospectus is a part) shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order;

•

any applicable waiting period (and any extension thereof) under the HSR Act or any other antitrust laws relating to the consummation of the First Merger shall have expired or early termination thereof shall have been granted; and

•

no governmental authority of competent jurisdiction shall have issued or entered any law or order which is then in effect and has the effect of restraining, enjoining or otherwise prohibiting the consummation of the First Merger.

Conditions to Obligations of Crescent Capital BDC and Acquisition Sub to Effect the First Merger

The obligations of Crescent Capital Maryland BDC and Acquisition Sub to effect the First Merger are also subject to the satisfaction, or (to the extent permitted by law) waiver by Crescent Capital BDC, at or prior to the Effective Time, of the following conditions:

•

the representations and warranties of Alcentra Capital shall be true and correct in all respects (subject to the materiality thresholds set forth in the Merger Agreement) as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only);

•	Alcentra Capital shall have performed or complied in all material respects with its obligations required under the Merger Agreement to be performed or complied with on or prior to the Closing Date;

•

Crescent Capital BDC shall have received a certificate signed by an executive officer of Alcentra Capital certifying as to the satisfaction of each of the conditions to the obligations of Crescent Capital BDC and Acquisition Sub to effect the First Merger; and

•	since the date of the Merger Agreement, there shall not have occurred and be continuing any material adverse effect with respect to Alcentra Capital.

Conditions to Obligations of Alcentra Capital to Effect the First Merger

The obligation of Alcentra Capital to effect the First Merger is also subject to the satisfaction, or (to the extent permitted by applicable law) waiver by Alcentra Capital, at or prior to the Effective Time, of the following conditions:

•

the representations and warranties of Crescent Capital BDC, Acquisition Sub and Crescent Cap Advisors shall be true and correct in all respects (subject to the materiality thresholds set forth in the Merger Agreement) as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only);

•

Crescent Capital BDC, Acquisition Sub and Crescent Cap Advisors shall have performed or complied in all material respects with their respective obligations required under the Merger Agreement to be performed or complied with on or prior to the Closing Date;

•

Alcentra Capital shall have received a certificate signed by an executive officer of Crescent certifying as to the satisfaction of each of the conditions to the obligations of Alcentra Capital to effect the First Merger;

•

Alcentra Capital shall have received the written opinion of Dechert LLP, or, if Dechert LLP is unable to deliver such an opinion, the written opinion of Kirkland & Ellis LLP, as of the Closing Date, to the effect that the Merger will qualify as a “reorganization” within Section 368(a) of the Code;

•	since the date of the Merger Agreement, there shall not have occurred and be continuing any material adverse effect with respect to Crescent Capital BDC; and

•	the Reincorporation Merger shall have become effective in accordance with the MGCL and the DGCL.

Frustration of Closing Conditions

No party to the Merger Agreement may rely either as a basis for not consummating the First Merger or any of the other transactions contemplated by the Merger Agreement or terminating the Merger Agreement and abandoning the Merger on the failure of any condition set forth in the Merger Agreement to be satisfied if such failure was caused primarily by such party’s failure to perform or comply with any of its obligations under the Merger Agreement.

Termination of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the Alcentra Capital Stockholder Approval or Crescent Capital BDC Stockholder Approval, is obtained (except as otherwise expressly noted), as follows:

(1)	by mutual written consent of Crescent Capital BDC and Alcentra Capital;

(2)	by either Crescent Capital BDC or Alcentra Capital, if:

(a)	the First Merger shall not have been consummated on or before 5:00 p.m. (New York time) on March 31, 2020 (the “Termination Date”);

(b)

prior to the Effective Time, any governmental authority of competent jurisdiction shall have issued or entered any law or order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement, and such law or order or other action shall have become final and non-appealable; or

(c)

(i) the Alcentra Capital Special Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the Alcentra Capital Stockholder Approval shall not have been obtained at such special meeting (or at any adjournment or postponement thereof) at which a vote on the approval of the First Merger is taken and (ii) the Crescent Capital BDC Special Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the Crescent Capital BDC Stockholder Approval shall not have been obtained at such special meeting (or at any adjournment or postponement thereof) at which a vote on the approval of the issuance of shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, the Proposed Crescent Capital BDC Investment Advisory Agreement or the Reincorporation Merger is taken;

provided, however, that the right to terminate the Merger Agreement pursuant to clauses (2)(a) or (2)(b) above will not be available to any party that has breached in any material respect its obligations in any manner that has been the principal cause of or resulted in the failure to consummate the transactions contemplated by the Merger Agreement;

(3)	by Alcentra Capital, if:

(a)

Crescent Capital BDC, Acquisition Sub or Crescent Cap Advisors breaches or fails to perform any of their respective representations, warranties and covenants under the Merger Agreement, which breach would result in the failure of certain Alcentra Capital closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty calendar days after the giving of written notice thereof by Alcentra Capital to Crescent Capital BDC (provided that Alcentra Capital is not then in material breach of any of its material obligations under the Merger Agreement so as to result in the failure of a Crescent Capital BDC closing condition); or

(b)

prior to obtaining the Alcentra Capital Stockholder Approval, in order to simultaneously enter into a binding definitive agreement providing for the consummation of a Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of the Merger Agreement (provided that such proposal did not arise from Alcentra Capital’s breach of any of the provisions of the Merger Agreement related to such proposals) and Alcentra Capital pays Crescent Capital BDC a termination fee of $4,281,720 (the “Alcentra Capital Termination Fee”); or

(4)	by Crescent Capital BDC, if:

(a)

Alcentra Capital breaches or fails to perform any of its representations, warranties and covenants under the Merger Agreement, which breach would result in the failure of Crescent Capital BDC closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by Crescent Capital BDC to Alcentra Capital (provided that Crescent Capital BDC is not then in material breach so as to result in the failure of an Alcentra Capital closing condition); or

(b)

at any time prior to the receipt of the Alcentra Capital Stockholder Approval, the Alcentra Capital Board (or any committee thereof) shall have made an Alcentra Capital Adverse Recommendation Change, Alcentra Capital or any of its subsidiaries has entered into an Alternative Acquisition Agreement (other than an acceptable confidentiality agreement) or Alcentra Capital shall have failed to include in this joint proxy statement/prospectus the Alcentra Capital Board Recommendation, provided that Crescent Capital BDC’s right to so terminate the Merger Agreement shall expire at 5:00 p.m., New York City time, on the tenth business day following the date on which such right to terminate first arose.

Termination Fees

The Merger Agreement provides for the payment by Alcentra Capital to Crescent Capital BDC the Alcentra Capital Termination Fee if, and only if:

•

Crescent Capital BDC terminates the Merger Agreement because of Alcentra Capital’s willful breach of the Merger Agreement (but only if the breach giving rise to such termination was an intentional breach);

•

either Crescent Capital BDC or Alcentra Capital terminates the Merger Agreement because the Mergers do not occur by the Termination Date or because the Alcentra Capital Stockholder Vote is not obtained, and in each case, prior to the termination, a Competing Proposal shall have been publicly disclosed and not withdrawn, and within 12 months after such termination, Alcentra Capital enters into a definitive agreement with respect to a Competing Proposal with a third party, and such Competing Proposal is subsequently consummated (provided, that, for this purpose, references to twenty percent (20%) in the definition of Competing Proposal shall be deemed to be references to fifty percent (50%));

•	Alcentra Capital terminates the Merger Agreement to enter into an Alternative Acquisition Agreement in respect of a Superior Proposal; or

•

Crescent Capital BDC timely terminates because (1) the Alcentra Capital Board has made an Alcentra Capital Adverse Recommendation Change, (2) Alcentra Capital enters into an Alternative Acquisition Agreement or (3) Alcentra Capital shall have failed to include in this joint proxy statement/prospectus the Alcentra Capital Board Recommendation.

The Merger Agreement does not provide for the payment by Crescent Capital BDC to Alcentra Capital of a termination fee in any scenario.

Effect of Termination

In the event that the Merger Agreement is terminated and the Mergers abandoned, written notice thereof shall be given by the terminating party to the other party, specifying the provisions of the Merger Agreement pursuant to which such termination is made, and the Merger Agreement shall become null and void and of no effect without liability on the part of any party hereto, and all rights and obligations of any party hereto shall cease, except that (1) each party to the Merger Agreement will remain liable to the others for any damages incurred arising out of any intentional and willful breach of the Merger Agreement (prior to such termination) or fraud (2) the confidentiality agreement by and between Crescent Capital BDC and Alcentra Capital and certain designated provisions of the Merger Agreement will survive the termination, including, but not limited to, the termination and termination fee provisions and provisions with respect to the payment of expenses.

Amendment of the Merger Agreement

Subject to applicable law, each of Alcentra Capital, Crescent Capital BDC, Acquisition Sub and Crescent Cap Advisors may only modify or amend the Merger Agreement by written agreement executed and delivered by the duly authorized officers of each of the respective parties, except that no amendment shall be made to the Merger Agreement after the Effective Time. However, after receipt of the Alcentra Capital Stockholder Approval or the Crescent Capital BDC Stockholder Approval, if any such amendment shall by applicable law require further approval of the stockholders of Alcentra Capital or Crescent Capital BDC, as applicable, the effectiveness of such amendment shall be subject to the approval of the applicable stockholders.

Extension; Waiver

The conditions to each of the parties’ obligations to consummate the Mergers are for the sole benefit of such party and may be waived by such party (without the approval of the stockholders of Alcentra Capital) in whole or in part to the extent permitted by applicable law.

At any time prior to the Effective Time, Alcentra Capital or Crescent Capital BDC may (1) waive or extend the time for the performance of any of the obligations or other acts of Crescent Capital BDC, Acquisition Sub or Crescent Cap Advisors, in the case of Alcentra Capital, or Alcentra Capital, in the case of Crescent Capital BDC, or (2) waive any inaccuracies in the representations and warranties contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement on the part of Crescent Capital BDC, Acquisition Sub or the Crescent Cap Advisors, in the case of Alcentra Capital, or Alcentra Capital, in the case of Crescent Capital BDC.

Expenses; Transfer Taxes

In general, each party to the Merger Agreement shall be responsible for paying the expenses incurred by it in connection with the Merger Agreement and the transactions contemplated thereby. Crescent Capital BDC will pay all filing fees and other charges for filings required by either Alcentra Capital or Crescent Capital BDC under the HSR Act, or any other antitrust law.

Other than taxes imposed upon holders of Alcentra Capital Common Stock, Crescent Capital BDC will pay all (1) transfer, stamp and documentary taxes or fees and (2) sales, use, gains, real property transfer and other similar taxes or fees arising out of or in connection with the Merger Agreement.

Governing Law; Jurisdiction

The Merger Agreement is governed and construed in accordance with the laws of the State of Maryland applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the latter shall control. Notwithstanding the foregoing, Alcentra Capital, Crescent Capital BDC, Acquisition Sub and Crescent Cap Advisors have agreed interpretation of any commitment letters or fee letters for the proposed debt financing and all matters related thereto, shall be governed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of New York.

Each of Alcentra Capital, Crescent Capital BDC, Acquisition Sub and Crescent Cap Advisors have agreed that any proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, the Merger Agreement or the transactions contemplated by the Merger Agreement shall be brought in the Circuit Court for Baltimore City, Maryland, or, if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court of the District of Maryland, and the appellate courts to which such orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). In any such judicial proceeding, each of Alcentra Capital, Crescent Capital BDC, Acquisition Sub and Crescent Cap Advisors have further agreed to consent to the assignment of any proceeding in the Circuit Court of Baltimore City, Maryland to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof). Notwithstanding anything to the contrary in the Merger Agreement, Alcentra Capital, Crescent Capital BDC, Acquisition Sub and Crescent Cap Advisors have agreed that it will not bring or support any action, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against the Crescent Capital BDC financing sources and their respective current, former or future directors, officers, general or limited partners, stockholders, members, managers, controlling persons, affiliates, employees or representatives in any way relating to the Merger Agreement or any of the transactions contemplated by the Merger Agreement, including any dispute arising out of or relating in any way to the proposed debt financing or the performance thereof, in any forum other than the Supreme Court of the State of New York, County of New York, or, if under applicable law exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof).

Specific Performance

The Merger Agreement provides that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party hereto does not perform the provisions of the Merger Agreement (including failing to take such actions as are required of it thereunder to consummate the Merger Agreement) in accordance with its specified terms or otherwise breach such provisions. Accordingly, each of the parties to the Merger Agreement have agreed that the others shall be entitled to an injunction, specific performance and other equity relief to prevent breaches of the Merger Agreement to specifically enforce the terms and provisions thereof (without proof of actual damages), in additional to any other remedy to which they are entitled at law or equity, without providing any bond or other security. Notwithstanding the foregoing, no party shall be permitted or entitled to receive both the grant of specific performance that results in the closing of the First Merger and any monetary damages, including all or any portion of the Alcentra Capital Termination Fee.

For Alcentra Capital to obtain an injunction, specific performance or other equity remedies in connection with enforcing Crescent Capital BDC’s and Acquisition Sub’s obligation to effect the closing of the First Merger, Alcentra Capital must first irrevocably confirm in writing that mutual conditions to the closing of the transactions contemplated by the Merger Agreement and all of the conditions to the obligations of Crescent Capital BDC and Acquisition Sub to effect the First Merger have been satisfied (and continue to be satisfied) or waived (other than those conditions that by their nature are intended to be satisfied at the closing of the First Merger, but subject to those conditions being capable of being satisfied at the closing of the First Merger) at the time when the closing of the First Merger would have occurred or been required to occur to the Merger Agreement.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION MERGER AND THE MERGERS

Scope of Discussion

The following is a general discussion of material U.S. federal income tax consequences (i) of the Reincorporation Merger to the holders of Crescent Capital BDC Common Stock that exchange their shares of Crescent Capital BDC Common Stock for Crescent Capital Maryland BDC Common Stock and (ii) of the Mergers to holders of Alcentra Capital Common Stock that exchange their shares of Alcentra Capital Common Stock for the Merger Consideration and of the payment of the Alcentra Tax Dividend to holders of Alcentra Capital Common Stock. This discussion does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed.

This discussion is based on the Code, Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date of this joint proxy statement/prospectus. These authorities may change or be subject to differing interpretations, and any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of Crescent Capital Maryland BDC Common Stock after the Reincorporation Merger or a holder of Alcentra Capital Common Stock after the Mergers. Neither Crescent Capital BDC nor Alcentra Capital have sought any rulings from the IRS or an opinion from counsel regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reincorporation Merger, the Mergers or any related transactions.

This discussion is limited to Crescent Capital BDC stockholders that hold Crescent Capital BDC Common Stock and Alcentra Capital stockholders that hold Alcentra Capital Common Stock, in each case, as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a stockholder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to stockholders subject to special rules, including, without limitation:

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	persons subject to the alternative minimum tax;

•

persons holding Crescent Capital BDC Common Stock or Alcentra Capital Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•	banks, insurance companies, and other financial institutions;

•	brokers, dealers or traders in securities;

•	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	tax-exempt organizations or governmental organizations;

•	persons subject to the three-year holding period rule in Section 1601 of the Code;

•	persons deemed to sell Crescent Capital BDC Common Stock or Alcentra Capital Common Stock under the constructive sale provisions of the Code;

•	persons who hold or receive Alcentra Capital Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation; and

•	tax-qualified retirement plans.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Crescent Capital BDC Common Stock or Alcentra Capital Common Stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding Crescent Capital BDC Common Stock or Alcentra Capital Common Stock and the partners in such partnerships are urged to consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REINCORPORATION MERGER OR THE MERGERS, INCLUDING AN INVESTMENT IN CRESCENT CAPITAL MARYLAND BDC COMMON STOCK, ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Certain Tax Consequences if the Reincorporation Merger Qualifies as a Reorganization

The Reincorporation Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. If the Reincorporation Merger qualifies as a reorganization, then generally, for U.S. federal income tax purposes:

•	No gain or loss will be recognized by Crescent Capital BDC stockholders upon the exchange of their Crescent Capital BDC Common Stock for Crescent Capital Maryland BDC Common Stock.

•

A Crescent Capital BDC stockholders’ aggregate tax basis in the shares of Crescent Capital Maryland BDC Common Stock received in the Reincorporation Merger will be the same as his, her or its aggregate tax basis in the Capital BDC Common Stock surrendered in the Reincorporation Merger.

•

The holding period of the shares of Crescent Capital Maryland BDC Common Stock received in the Reincorporation Merger by a Crescent Capital BDC stockholder will include the holding period of the shares of Crescent Capital BDC Common Stock that he, she or it surrendered.

Certain Tax Consequences if the Mergers Qualify as a Reorganization

For purposes of this discussion, a “U.S. stockholder” is any beneficial owner of Alcentra Capital Common Stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

A “non-U.S. stockholder” is any beneficial owner of Alcentra Capital Common Stock that is neither a U.S. stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.

As discussed previously in this joint proxy statement/prospectus, upon completion of the Mergers, each Alcentra Capital stockholder will receive, in exchange for each share of Alcentra Capital Common Stock, the Merger Consideration consisting of (1) the Crescent Capital BDC Consideration and (2) the Crescent Cap Advisors Consideration.

The obligation of Alcentra Capital to consummate the Mergers is contingent upon its receipt of an opinion from its counsel Dechert LLP, or alternatively from Kirkland & Ellis LLP, counsel to Crescent Capital BDC, generally to the effect that the Mergers, taken together qualify as a “reorganization” within the meaning of Section 368(a) of the Code, with respect to Alcentra Capital and Crescent Capital BDC.

The tax opinion described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by Crescent Capital BDC and Alcentra Capital.

U.S. Stockholders

If the Mergers qualify as a reorganization, then generally, and subject to the discussion herein, for U.S. federal income tax purposes:

•

Each U.S. stockholder will recognize gain, but not loss, in the Mergers, equal to the lesser of (i) the amount of cash received (other than cash received in lieu of a fractional share of Crescent Capital Maryland BDC Common Stock) and (ii) the excess, if any, of (x) the sum of the amount of cash received (including cash received in lieu of a fractional share of Crescent Capital Maryland BDC Common Stock) and the fair market value of the Crescent Capital Maryland BDC Common Stock received in the Mergers (determined at the effective time of the Mergers) over (y) the U.S. stockholder’s tax basis in the shares of Crescent Capital Maryland BDC Common Stock surrendered in the Mergers. If a U.S. stockholder recognizes gain equal to the amount described in clause (i) rather than clause (ii) of the preceding sentence, such U.S. stockholder will also recognize gain or loss attributable to cash received in lieu of a fractional share of Crescent Capital Maryland BDC Common Stock in an amount equal to the difference between the amount of cash received and the portion of the basis of the Alcentra Capital Common Stock surrendered that is allocable to the fractional share. The Alcentra Tax Dividend should not be treated for U.S. federal income tax purposes as part of the consideration paid for shares of Alcentra Capital Common Stock in the Mergers but instead should be treated for U.S. federal income tax purposes as a distribution with respect to the Alcentra Capital Common Stock. See the discussion below under the heading “—Alcentra Capital’s Pre-Merger Income and Gains and the Alcentra Tax Dividend”;

•

A U.S. stockholder’s aggregate tax basis in the shares of Crescent Capital Maryland BDC Common Stock received in the Mergers (including any fractional share of Crescent Capital Maryland BDC Common Stock for which cash is received) will be the same as his, her or its aggregate tax basis in the Alcentra Capital Common Stock surrendered in the Mergers, increased by the amount of gain recognized (excluding any gain attributable to the receipt of cash in lieu of a fractional share of Crescent Capital Maryland BDC Common Stock) and decreased by the amount of cash received (other than cash received in lieu of a fractional share of Crescent Capital Maryland BDC Common Stock); and

•

The holding period of the shares of Crescent Capital Maryland BDC Common Stock received in the Mergers (including any fractional share of Crescent Capital BDC Common Stock for which cash is received) by a U.S. stockholder will include the holding period of the shares of Alcentra Capital Common Stock that he, she or it surrendered.

The tax treatment of the receipt of the Crescent Cap Advisors Consideration is unclear because there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror. If the Crescent Cap Advisors Consideration is treated as additional merger consideration received in exchange for Alcentra Capital Common Stock, such payment would be treated as part of the total consideration received in exchange for the Alcentra Capital Common Stock and treated in the manner described above with respect to other cash consideration provided in the Mergers or simply as cash received in a taxable sale or exchange of shares. It is possible, however, that the Crescent Cap Advisors Consideration may be treated as ordinary income, and not as received in exchange for a U.S. stockholder’s Alcentra Capital Common Stock.

Although the matter is not free from doubt, Crescent Capital BDC, Crescent Cap Advisors and Crescent Capital BDC’s transfer agent intend to take the position that the Crescent Cap Advisors Consideration received by U.S. stockholders is treated as additional merger consideration, and, assuming such position is respected, any gain recognized by a U.S. stockholder on the receipt of the Crescent Cap Advisors Consideration should, subject to the discussion below regarding dividend treatment, be capital gain. No assurances can be given, however, that the IRS will not assert, or that a court would not sustain, a contrary position.

Subject to the discussion below under “—Potential Treatment of Cash as a Dividend,” any gain recognized in the Mergers generally will be long-term capital gain if the U.S. stockholder’s holding period for the shares of Alcentra Capital Common Stock surrendered is more than one year at the effective time of the Mergers. Each U.S. stockholder is urged to consult his, her or its tax advisor about the application of these rules. The amount of gain (or non-recognized loss) must be computed separately for each block of Alcentra Capital Common Stock if those blocks were purchased at different prices or at different times, and a loss realized on one block of stock may not be used to offset a gain realized on another block of stock. If a U.S. stockholder acquired different blocks of shares of Alcentra Capital Common Stock at different prices or at different times, the U.S. stockholder is urged to consult his, her or its tax advisor about the calculation of gain (or non-recognized loss) for different blocks of Alcentra Capital Common Stock surrendered in the Mergers and the identification of the tax basis and holding periods of the particular shares of Crescent Capital Maryland BDC Common Stock received in the Mergers.

Potential Treatment of Cash as a Dividend

It is possible that all or part of the gain that a U.S. stockholder recognizes in the Mergers (other than any gain attributable to the receipt of cash in lieu of a fractional share of Crescent Capital Maryland BDC Common Stock) could be treated as dividend income rather than capital gain if (1) the U.S. stockholder is a significant stockholder of Crescent Capital Maryland BDC or (2) the U.S. stockholder’s percentage ownership, taking into account constructive ownership rules, in Crescent Capital Maryland BDC after the Mergers is not meaningfully reduced from what its percentage ownership would have been if it had received solely shares of Crescent Capital Maryland BDC Common Stock rather than a combination of cash and shares in the Mergers. This could happen, for example, because of ownership of additional shares of Crescent Capital Maryland BDC Common Stock by such holder, ownership of Crescent Capital Maryland BDC Common Stock by a person related to such holder or a share repurchase by Crescent Capital Maryland BDC from other Crescent Capital Maryland BDC stockholders. The IRS has indicated in rulings that any reduction in the interest of a stockholder that owns a small number of shares in a publicly and widely held corporation and that exercises no control over corporate affairs would result in capital gain as opposed to dividend treatment. In addition, since Alcentra Capital and Crescent Capital Maryland BDC have each been operating their investment activities in a manner that is intended to qualify them each as RICs under the Code, including satisfying the applicable requirements related to distributions, it is unlikely that even in the event that a U.S. stockholder’s ownership, actual and/or constructive, in Crescent Capital Maryland BDC was not be sufficiently reduced under the foregoing rules that any gain would be treated as dividend income because RICs generally distribute all or substantially all of their income. U.S. stockholders are urged to consult their tax advisors as to the potential tax consequences of the Mergers to them.

Medicare Tax on Certain Investment Income

Certain non-corporate U.S. stockholders whose income exceeds certain thresholds may also be subject to a 3.8% tax on their “net investment income” up to the amount of such excess. Gain or loss recognized in the Mergers will be includable in a U.S. stockholder’s net investment income for purposes of this tax. Non-corporate U.S. stockholders are urged to consult their tax advisors regarding the possible effect of this tax.

Information Reporting and Backup Withholding

U.S. stockholders may be subject to information reporting and backup withholding on any cash payments they receive in the Mergers, including cash in lieu of fractional shares of Crescent Capital Maryland BDC Common

Stock. Payments will not be subject to backup withholding if the U.S. stockholder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact or (ii) provides Crescent Capital Maryland BDC or the transfer agent, as appropriate, with a properly completed IRS Form W-9 (or its successor form) certifying that such U.S. stockholder is a U.S. person, the taxpayer identification number provided is correct and such U.S. stockholder is not subject to backup withholding. The taxpayer identification number of an individual is his or her Social Security number. Any amounts withheld under the backup withholding rules are not an additional tax and will generally be allowed as a refund or a credit against a U.S. stockholder’s U.S. federal income tax liability, provided that the U.S. stockholder timely furnishes the required information to the IRS.

Non-U.S. Stockholders

If the Mergers qualify as a reorganization, then generally, and subject to the discussion herein, for U.S. federal income tax purposes, gain recognized by a non-U.S. stockholder upon the exchange of Alcentra Capital Common Stock for the Crescent Capital BDC Consideration, including cash instead of a fractional share of Crescent Capital Maryland BDC Common Stock, pursuant to the Mergers generally should not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with a U.S. trade or business of such non-U.S. stockholder (and, if required by an applicable income tax treaty, the non-U.S. stockholder maintains a permanent establishment in the United States to which such gain is attributable), in which case the non-U.S. stockholder generally should be subject to tax on such gain in the same manner as a U.S. stockholder and, if the non-U.S. stockholder is a foreign corporation, such corporation may be subject to a branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty);

•

the non-U.S. stockholder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other requirements are met, in which case the non-U.S. stockholder generally should be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the non-U.S. stockholder, if any, provided the non-U.S. stockholder has timely filed U.S. federal income tax returns with respect to such losses; or

•

Alcentra Capital is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of (i) the five-year period ending on the date of the merger and (ii) the non-U.S. stockholder’s holding period in the Alcentra Capital Common Stock, and the non-U.S. stockholder owned (directly, indirectly or constructively) more than 5% of Alcentra Capital’s outstanding common stock at any time during the applicable period. Although there can be no assurances in this regard, Alcentra Capital does not believe that it is or was a “United States real property holding corporation” for U.S. federal income tax purposes.

As discussed above under the heading “—U.S. Stockholders,” the tax treatment of the receipt of the Crescent Cap Advisors Consideration is not entirely clear. Given this uncertainty, except as provided below with respect to effectively connected income, Crescent Capital BDC, Crescent Cap Advisors and Crescent Capital BDC’s transfer agent, and any other applicable withholding agent, may withhold U.S. income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty, provided the non-U.S. stockholder furnishes the applicable forms or documents certifying qualification for the lower treaty rate) from the Crescent Cap Advisors Consideration payable to a non-U.S. stockholder. A non-U.S. stockholder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. stockholders are urged to consult their tax advisors regarding the U.S. federal income tax consequences of receiving the Crescent Cap Advisors Consideration.

If the Crescent Cap Advisors Consideration received by a non-U.S. stockholder is effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States, the non-U.S. stockholder will be exempt from the U.S. federal withholding tax described immediately above. To claim the exemption, the non-U.S. stockholder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the Crescent Cap Advisors Consideration is effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States. Any such effectively connected income will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A non-U.S. stockholder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected income, as adjusted for certain items. Non-U.S. stockholders are urged to consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

A non-U.S. stockholder will be subject to information reporting and, in certain circumstances, backup withholding with respect to the Merger Consideration received by such holder pursuant to the Mergers, unless such non-U.S. stockholder certifies under penalties of perjury that it is a non-U.S. stockholder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such holder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Limitations on Utilization of Loss Carryforwards and Unrealized Losses

In general, it is expected that limitations under the Code will apply to loss carryforwards and unrealized losses of Alcentra Capital to the extent Alcentra Capital stockholders before the Merger hold less than 50% of the outstanding shares of Crescent Capital Maryland BDC immediately following the Merger.

In this regard, the Mergers are expected to result in potential limitations on the ability of Crescent Capital Maryland BDC to use Alcentra Capital’s loss carryforwards and potentially to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized and on the ability of Alcentra Capital’s taxable subsidiaries to use their net operating loss carryforwards. These potential limitations generally would be imposed on an annual basis. Losses in excess of the limitation may be carried forward indefinitely for capital loss carryforwards and post-2017 net operating loss carryforwards while pre-2018 net operating loss carryforwards are subject to a 20-year expiration from the year incurred. The limitations generally would equal the product of the fair market value of Alcentra Capital’s (or Alcentra Capital’s taxable subsidiaries, as the case may be) equity immediately prior to the Mergers and the “long-term tax-exempt rate,” as published quarterly by the IRS, in effect at such time. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Mergers.

Crescent Capital Maryland BDC will be prohibited from using its capital loss carryforwards, if any, and unrealized losses (once realized) against the unrealized gains in Alcentra Capital’s portfolio at the time of the Merger, if any, to the extent such gains are realized within five years following the Merger, if Alcentra Capital has a net unrealized built in gain at the time of the Merger. The ability of Crescent Capital Maryland BDC to absorb its losses in the future depends upon a variety of factors that cannot be known in advance. Even if Crescent Capital Maryland BDC is able to utilize its capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by both Crescent Capital Maryland BDC and Alcentra Capital stockholders following the Mergers. Therefore, a Crescent Capital Maryland BDC stockholder or Alcentra Capital stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Mergers did not occur.

Crescent Capital Maryland BDC will also be prohibited from using Alcentra Capital’s capital loss carryforwards, if any, and unrealized losses (once realized) against the unrealized gains in Crescent Capital Maryland BDC’s portfolio at the time of the Mergers, if any, to the extent such gains are realized within five years following the Mergers, if Crescent Capital Maryland BDC has a net unrealized built in gain at the time of the Mergers.

The ability of Crescent Capital Maryland BDC to use Alcentra Capital’s losses in the future depends upon a variety of factors that cannot be known in advance. Even if Crescent Capital Maryland BDC is able to utilize capital loss carryforwards or unrealized losses of Alcentra Capital, the tax benefit resulting from those losses will be shared by both Alcentra Capital and Crescent Capital Maryland BDC stockholders following the Mergers. Therefore, a Alcentra Capital stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Mergers did not occur.

Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Mergers, only that percentage of Crescent Capital Maryland BDC’s capital gain net income for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Mergers can be reduced by Alcentra Capital’s capital loss carryforwards (as otherwise limited under Sections 382, 383 and 384 of the Code, as described above).

Alcentra Capital’s Pre-Merger Income and Gains and the Alcentra Tax Dividend

Alcentra Capital’s taxable year will end on the day the Mergers become effective. Under applicable U.S. tax rules, Alcentra Capital will be required to declare to its stockholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, in order to maintain Alcentra Capital’s treatment as a RIC with respect to its taxable year ending on the date of the Mergers and to avoid being subject to any corporate-level U.S. federal income tax on its taxable income for such taxable year. It is expected that the Alcentra Tax Dividend will equal or exceed all of Alcentra Capital’s previously undistributed net investment income and net realized capital gains and that as a result Alcentra Capital will not be subject to corporate-level U.S. federal income tax with respect to its final taxable year ending on the date on which the Mergers are effective.

The Alcentra Tax Dividend should be treated as a distribution with respect to the Alcentra Capital Common Stock. Accordingly, if you are a U.S. stockholder, the Alcentra Tax Dividend generally will (subject to the last sentence in this paragraph) be taxable to you as ordinary income or capital gains depending on the type and amount of Alcentra Capital’s income to which the Alcentra Tax Dividend is attributable. Distributions of Alcentra Capital’s investment company taxable income (which is, generally, Alcentra Capital’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to the extent of Alcentra Capital’s current or accumulated earnings and profits. To the extent any portion of the Alcentra Tax Dividend is attributable to dividends from U.S. corporations and certain qualified foreign corporations, that portion may be eligible for taxation at a preferential rate if you are taxed at individual rates. In this regard, it is anticipated that the Alcentra Tax Dividend will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rate. Distributions of Alcentra Capital’s net capital gains (which are generally Alcentra Capital’s realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by Alcentra Capital as “capital gain dividends” will be taxable to you as long-term capital gains. Distributions in excess of Alcentra Capital’s earnings and profits first will reduce your adjusted tax basis in your Alcentra Capital Common Stock and, after the adjusted basis is reduced to zero, will constitute capital gains to you.

If you are a non-U.S. stockholder, the Alcentra Tax Dividend generally will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate if you are eligible for a reduced rate under an applicable income tax treaty) to the extent attributable to a distribution of Alcentra Capital’s “investment company taxable income” out of current and accumulated earnings and profits, unless the distributions are properly designated as (1) paid by Alcentra Capital in respect of Alcentra Capital’s “qualified net interest income” (generally, Alcentra Capital’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which Alcentra Capital is at least a 10% stockholder, reduced by expenses that are allocable to such income) or (2) paid by Alcentra Capital in connection with Alcentra Capital’s “qualified short-term capital gains” (generally, the excess of Alcentra Capital’s net short-term capital gains over Alcentra Capital’s net long-term capital losses for such taxable year). If any portion of the Alcentra Tax Dividend is attributable to Alcentra

Capital’s net capital gains or is in excess of Alcentra Capital’s current and accumulated earnings and profits, that portion of the Alcentra Tax Dividend generally will not be subject to U.S. federal income tax. If the Alcentra Tax Dividend is effectively connected with your conduct of a U.S. trade or business, you will not be subject to U.S. federal withholding tax, but you generally will be subject to tax on the Alcentra Tax Dividend in the same manner as a U.S. stockholder, as described in the preceding paragraph.

Additional Withholding Tax on Payments Made to Foreign Accounts

Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on certain types of income from sources within the United States, which may include the Crescent Cap Advisors Consideration and the Alcentra Tax Dividend, that are paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States-owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Alcentra Capital stockholders are urged to consult their tax advisors regarding the potential application of withholding under FATCA to the Crescent Cap Advisors Consideration and the Alcentra Tax Dividend.

U.S. Federal Income Taxation of an Investment in Crescent Capital Maryland BDC Common Stock

Election to be Taxed as a RIC

As a BDC, Crescent Capital Maryland BDC will elect to be treated as a RIC under the Code. As a RIC, Crescent Capital Maryland BDC generally will not pay corporate-level income taxes on its income and net capital gains that Crescent Capital Maryland BDC distributes to its stockholders as dividends on a timely basis. Crescent Capital Maryland BDC will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To qualify as a RIC, Crescent Capital Maryland BDC must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, Crescent Capital Maryland BDC must distribute to its stockholders, for each taxable year, generally an amount equal to at least 90% of Crescent Capital Maryland BDC’s “investment company taxable income,” as defined by the Code (the “Annual Distribution Requirement”). See “Risk Factors—Risks Relating to Crescent Capital BDC—Risks Relating to Crescent Capital BDC’s Business and Structure—Crescent Capital BDC will be subject to corporate-level income tax if it is unable to qualify as a RIC.”

Taxation as a RIC

If Crescent Capital Maryland BDC:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement;

then Crescent Capital Maryland BDC will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) Crescent Capital Maryland BDC distributes (or is deemed to distribute) to stockholders. Crescent Capital Maryland BDC will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to Crescent Capital Maryland BDC’s stockholders.

Crescent Capital Maryland BDC will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless Crescent Capital Maryland BDC distributes in a timely manner an amount at least equal to the sum of (1) 98% of Crescent Capital Maryland BDC’s ordinary income for each calendar year, (2) 98.2% of Crescent Capital Maryland BDC’s capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (collectively, the “Excise Tax Requirement”). Crescent Capital Maryland BDC has paid in the past, and can be expected to pay in the future, such excise tax on a portion of its income.

Moreover, Crescent Capital Maryland BDC’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of Crescent Capital Maryland BDC’s portfolio and (2) other requirements relating to Crescent Capital Maryland BDC’s status as a RIC, including the Diversification Tests (as defined below). If Crescent Capital Maryland BDC disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, Crescent Capital Maryland BDC may make such dispositions at times that, from an investment standpoint, are not advantageous.

To qualify as a RIC for U.S. federal income tax purposes, Crescent Capital Maryland BDC generally must, among other things:

•	qualify to be treated as a BDC at all times during each taxable year;

•

derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities or (b) net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP” (collectively, the “90% Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of that issuer; and

•

no more than 25% of the value of its assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by Crescent Capital BDC and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

Crescent Capital Maryland BDC may be required to recognize taxable income in circumstances in which it does not receive cash, such as income from hedging or foreign currency transactions. For example, if Crescent Capital Maryland BDC holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), Crescent Capital Maryland BDC must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same taxable year. Because any original issue discount or other amounts accrued will be included in Crescent Capital Maryland BDC’s investment company taxable income for the year of accrual, Crescent Capital Maryland BDC may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Requirement, even though Crescent Capital Maryland BDC will not have received any corresponding cash amount.

Furthermore, a portfolio company in which Crescent Capital Maryland BDC invests may face financial difficulty that requires Crescent Capital Maryland BDC to work-out, modify or otherwise restructure Crescent Capital

Maryland BDC’s investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, result in unusable capital losses and future non-cash income.

In addition, certain of Crescent Capital Maryland BDC’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur or (e) adversely alter the characterization of certain complex financial transactions. Crescent Capital Maryland BDC will monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that Crescent Capital Maryland BDC will be eligible for any such tax elections or that any elections Crescent Capital Maryland BDC makes will fully mitigate the effects of these provisions.

Gain or loss recognized by Crescent Capital Maryland BDC from warrants acquired by Crescent Capital Maryland BDC as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long Crescent Capital Maryland BDC held a particular warrant.

Crescent Capital Maryland BDC’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, Crescent Capital Maryland BDC’s yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by Crescent Capital Maryland BDC.

If Crescent Capital Maryland BDC purchases shares in a “passive foreign investment company” (a “PFIC”), Crescent Capital Maryland BDC may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by Crescent Capital Maryland BDC to its stockholders. Additional charges in the nature of interest may be imposed on Crescent Capital Maryland BDC in respect of deferred taxes arising from such distributions or gains. If Crescent Capital Maryland BDC invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, Crescent Capital Maryland BDC will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to Crescent Capital Maryland BDC. Alternatively, Crescent Capital Maryland BDC may elect to mark-to-market at the end of each taxable year Crescent Capital BDC’s shares in such PFIC; in this case, Crescent Capital Maryland BDC will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Crescent Capital Maryland BDC’s ability to make either election will depend on factors beyond its control, and Crescent Capital Maryland BDC is subject to limitations which may limit the availability or benefit of these elections. Under either election, Crescent Capital Maryland BDC may be required to recognize in any year income in excess of Crescent Capital Maryland BDC’s distributions from PFICs and Crescent Capital Maryland BDC’s proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether Crescent Capital Maryland BDC satisfies the Excise Tax Requirement.

Crescent Capital Maryland BDC’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time Crescent Capital Maryland BDC accrues income, expenses or other liabilities denominated in a foreign currency and the time Crescent Capital Maryland BDC actually collects such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

If Crescent Capital Maryland BDC borrows money, it may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if Crescent Capital Maryland BDC is authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, Crescent Capital Maryland BDC generally is not permitted to make distributions to its stockholders while Crescent Capital Maryland BDC’s debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. Limits on Crescent Capital Maryland BDC’s payment of dividends may prevent Crescent Capital Maryland BDC from meeting the Annual Distribution Requirement, and may, therefore, jeopardize Crescent Capital Maryland BDC’s qualification for taxation as a RIC, or subject Crescent Capital Maryland BDC to the 4% excise tax on undistributed income.

Some of the income and fees that Crescent Capital Maryland BDC recognizes, such as management fees, may not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify Crescent Capital Maryland BDC as a RIC for a failure to satisfy the 90% Income Test, Crescent Capital Maryland BDC may be required to recognize such income or fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While Crescent Capital Maryland BDC expects that recognizing such income through such corporations will assist Crescent Capital Maryland BDC in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and Crescent Capital Maryland BDC were otherwise unable to mitigate this effect, it could result in Crescent Capital Maryland BDC’s disqualification as a RIC. If, as Crescent Capital Maryland BDC expects, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.

If Crescent Capital Maryland BDC fails to satisfy the 90% Income Test or the Diversification Tests in any taxable year, Crescent Capital Maryland BDC may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where Crescent Capital Maryland BDC corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of Crescent Capital Maryland BDC’s income would be subject to corporate-level income tax as described below. Crescent Capital Maryland BDC cannot provide assurance that it would qualify for any such relief should Crescent Capital Maryland BDC fail the 90% Income Test or the Diversification Test.

If Crescent Capital Maryland BDC fails to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and is not eligible for relief as described above, Crescent Capital Maryland BDC will be subject to tax in that year on all of its taxable income, regardless of whether Crescent Capital Maryland BDC makes any distributions to its stockholders. In that case, all of Crescent Capital Maryland BDC’s income will be subject to corporate-level income tax, reducing the amount available to be distributed to its stockholders. In contrast, assuming Crescent Capital Maryland BDC qualifies as a RIC, Crescent Capital Maryland BDC’s U.S. federal corporate-level income tax should be substantially reduced or eliminated. See “—Election to Be Taxed as a RIC” above and “Risk Factors—Risks Relating to Crescent Capital BDC’s Business and Structure—Crescent Capital BDC will be subject to corporate-level income tax if it is unable to qualify as a RIC.”

Taxation of U.S. Stockholders

Whether an investment in the shares of Crescent Capital Maryland BDC Common Stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of Crescent Capital Maryland BDC Common Stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of Crescent Capital Maryland BDC Common Stock by taxable U.S. stockholders and not by U.S. stockholders that generally are exempt from U.S. federal income taxation. U.S. stockholders are urged to consult their tax advisors before investing in shares of Crescent Capital Maryland BDC Common Stock.

Distributions on Crescent Capital Maryland BDC Common Stock

Distributions by Crescent Capital Maryland BDC generally are taxable to U.S. stockholders as ordinary income or long-term capital gain. Distributions of Crescent Capital Maryland BDC’s investment company taxable income (which is, generally, Crescent Capital Maryland BDC’s ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of Crescent Capital Maryland BDC’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of Crescent Capital Maryland BDC Common Stock. Distributions of Crescent Capital Maryland BDC’s net capital gain (which generally is the excess of Crescent Capital Maryland BDC’s net long-term capital gain over its net short-term capital loss) properly reported by Crescent Capital Maryland BDC as “capital gain dividends” will be taxable to U.S. stockholders as long-term capital gains (which, under current law, are taxed at preferential rates in the case of individuals, trusts or estates). This is true regardless of U.S. stockholders’ holding periods for their common stock and regardless of whether the dividend is paid in cash or reinvested in additional common stock. Distributions in excess of Crescent Capital Maryland BDC’s earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. stockholder. Crescent Capital Maryland BDC has made distributions in excess of its earnings and profits and may continue to do so in the future. As a result, a U.S. stockholder will need to consider the effect of Crescent Capital Maryland BDC’s distributions on such U.S. stockholder’s adjusted tax basis in Crescent Capital Maryland BDC Common Stock in their individual circumstances.

A portion of Crescent Capital Maryland BDC’s ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for the 70% dividends-received deduction to the extent that Crescent Capital Maryland BDC has received dividends from certain corporations during the taxable year, but only to the extent such ordinary income dividends are treated as paid out of Crescent Capital Maryland BDC’s earnings and profits. Crescent Capital Maryland BDC expects only a small portion of its dividends to qualify for this deduction. Corporate U.S. stockholders are urged to consult their tax advisors in determining the application of these rules in their particular circumstances.

In general, “qualified dividend income” realized by non-corporate U.S. stockholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. As long as certain requirements are met, Crescent Capital Maryland BDC’s dividends paid to non-corporate U.S. stockholders attributable to qualified dividend income may be treated by such U.S. stockholders as qualified dividend income, but only to the extent such ordinary income dividends are treated as paid out of Crescent Capital Maryland BDC’s earnings and profits. Crescent Capital Maryland BDC expects only a small portion of its dividends to qualify as qualified dividend income.

Although Crescent Capital Maryland BDC currently intends to distribute any of its net capital gain for each taxable year on a timely basis, Crescent Capital Maryland BDC may in the future decide to retain some or all of its net capital gain, and may designate the retained amount as a “deemed distribution.” In that case, among other consequences, Crescent Capital Maryland BDC will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder’s allocable share of the tax paid thereon by Crescent Capital Maryland BDC. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s adjusted tax basis for such stockholder’s common stock.

A U.S. stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes Crescent Capital Maryland BDC paid. In order to utilize the deemed distribution approach, Crescent Capital Maryland BDC must provide a written statement to its stockholders reporting the deemed distribution after the close of the relevant taxable year. Crescent Capital Maryland BDC cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, Crescent Capital Maryland BDC may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If Crescent Capital Maryland BDC makes such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by Crescent Capital Maryland BDC in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by Crescent Capital Maryland BDC’s U.S. stockholders on December 31 of the year in which the dividend was declared.

Crescent Capital Maryland BDC has the ability to declare a large portion of a dividend in shares of its stock. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, Crescent Capital Maryland BDC’s stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even though most of the dividend was paid in shares of Crescent Capital Maryland BDC Common Stock, which may result in Crescent Capital Maryland BDC’s U.S. stockholders having to pay tax on such dividends, even if no cash is received, and Crescent Capital Maryland BDC’s non-U.S. stockholders may be subject to withholding tax in respect of amounts distributed in Crescent Capital Maryland BDC Common Stock.

If investors purchase shares of Crescent Capital Maryland BDC Common Stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investors will be subject to tax on the distribution even though it represents a return of their investment. Crescent Capital Maryland BDC has built-up or has the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to stockholders.

Sale or Other Disposition of Crescent Capital Maryland BDC Common Stock

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of such stockholder’s shares of Crescent Capital Maryland BDC Common Stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held such stockholder’s shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of Crescent Capital Maryland BDC Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of Crescent Capital Maryland BDC Common Stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in Crescent Capital Maryland BDC shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Information Reporting and Backup Withholding

Crescent Capital Maryland BDC will send to each of its U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Crescent Capital Maryland BDC may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish Crescent Capital Maryland BDC with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies Crescent Capital Maryland BDC has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Withholding and Information Reporting on Foreign Financial Accounts

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends on Crescent Capital Maryland BDC Common Stock and (subject to proposed U.S. Treasury Regulations as discussed below) 30% of the gross proceeds from a sale of Crescent Capital Maryland BDC preferred stock and common stock to (i) a foreign financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.

Currently effective, proposed U.S. Treasury Regulations have been issued that, when finalized, will provide for the repeal of the 30% withholding tax that would have applied to all payments of gross proceeds from the sale, exchange or disposition of stock, bonds, or other property that could give rise to dividends or interest occurring on or after January 1, 2019. In the preamble to the proposed U.S. Treasury Regulations, the government provided that taxpayers may rely upon this repeal until the issuance of final U.S. Treasury Regulations. U.S. stockholders are urged to consult with their tax advisors regarding the particular consequences to them of this legislation and guidance. Crescent Capital Maryland BDC will not pay any additional amounts in respect to any amounts withheld.

Reportable Transactions

Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of certain portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders are urged to consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in shares of Crescent Capital Maryland BDC Common Stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of Crescent Capital Maryland BDC Common Stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders are urged to consult their tax advisors before investing in Crescent Capital Maryland BDC Common Stock.

Distributions on Crescent Capital Maryland BDC Common Stock

Distributions of Crescent Capital Maryland BDC’s investment company taxable income to non-U.S. stockholders will be subject to U.S. withholding tax of 30% (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from Crescent Capital Maryland BDC’s current and accumulated earnings and profits unless an exception applies.

If a non-U.S. stockholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. stockholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons.

In that case, Crescent Capital Maryland BDC will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of Crescent Capital Maryland BDC’s net capital gain (which generally is the excess of Crescent Capital Maryland BDC’s net long-term capital gain over its net short-term capital loss) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of Crescent Capital Maryland BDC Common Stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (as discussed above) or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of Crescent Capital Maryland BDC Common Stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. stockholders of Crescent Capital Maryland BDC Common Stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. stockholders to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that Crescent Capital Maryland BDC will distribute any interest-related or short-term capital gain dividends.

If Crescent Capital Maryland BDC distributes its net capital gain in the form of deemed rather than actual distributions (which Crescent Capital Maryland BDC may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the tax Crescent Capital Maryland BDC pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Crescent Capital Maryland BDC has the ability to declare a large portion of a dividend in shares of Crescent Capital Maryland BDC Common Stock. As long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, Crescent Capital Maryland BDC’s non-U.S. stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even though most of the dividend was paid in shares of Crescent Capital Maryland BDC Common Stock. In such a circumstance, Crescent Capital Maryland BDC may be required to withhold all or substantially all of the cash Crescent Capital Maryland BDC would otherwise distribute to a non-U.S. stockholder.

A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides Crescent Capital Maryland BDC or the dividend paying agent with an IRS Form W- 8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on Crescent Capital Maryland BDC Common Stock and (subject to proposed U.S. Treasury Regulations as discussed below) 30% of the gross proceeds from a sale of Crescent Capital Maryland BDC Common Stock to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.

Currently effective, proposed U.S. Treasury Regulations have been issued that, when finalized, will provide for the repeal of the 30% withholding tax that would have applied to all payments of gross proceeds from the sale, exchange or disposition of stock, bonds, or other property that could give rise to dividends or interest occurring on or after January 1, 2019. In the preamble to the proposed U.S. Treasury Regulations, the government provided that taxpayers may rely upon this repeal until the issuance of final U.S. Treasury Regulations. non-U.S. stockholders are urged consult with their tax advisors regarding the particular consequences to them of this legislation and guidance. Crescent Capital Maryland BDC will not pay any additional amounts in respect to any amounts withheld.

Failure to Qualify as a RIC

If Crescent Capital Maryland BDC were unable to qualify for treatment as a RIC, and relief were not available as discussed above, Crescent Capital Maryland BDC would be subject to tax on all of its taxable income at regular corporate rates. Crescent Capital Maryland BDC would not be able to deduct distributions to stockholders and would not be required to make distributions for tax purposes. Distributions generally would be taxable to Crescent Capital Maryland BDC’s stockholders as ordinary dividend income to the extent of Crescent Capital

Maryland BDC’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of Crescent Capital Maryland BDC’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If Crescent Capital Maryland BDC were to fail to meet the RIC requirements for more than two consecutive years and then sought to requalify as a RIC, Crescent Capital Maryland BDC would be subject to tax on any unrealized net built-in gains in the assets held by Crescent Capital Maryland BDC during the period in which Crescent Capital Maryland BDC failed to qualify as a RIC that are recognized within the subsequent ten years, unless Crescent Capital Maryland BDC makes a special election to pay corporate-level tax on such built-in gains at the time of its requalification as a RIC.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in shares of Crescent Capital Maryland BDC Common Stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in Crescent Capital Maryland BDC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Under the Merger Agreement, subject to the completion of the Mergers, Alcentra Capital stockholders will receive $19.3 million in cash from Crescent Capital Maryland BDC, or $1.50 per share, plus 0.4041 shares of Crescent Capital Maryland BDC Common Stock for each share of Alcentra Capital Common Stock, resulting in approximately 5.2 million shares of Crescent Capital Maryland BDC Common Stock issued in exchange for approximately 12.9 million shares of Alcentra Capital Common Stock. The aggregate purchase price to be received by Alcentra Capital stockholders is approximately $141.9 million in total cash and stock consideration after taking into account certain post-closing adjustments, or approximately $11.02 per share, representing 1.0x Alcentra Capital’s NAV per share as of June 30, 2019, and 1.36x the closing price of Alcentra Capital’s Common Stock on August 12, 2019. The total value of the consideration to be received by Alcentra Capital stockholders at closing is variable and may be different than the estimated total consideration described herein depending on a number of factors, including as a result of transaction costs that are different than those estimated by the parties, fair value adjustments, operating performance subsequent to June 30, 2019 and share issuances. Additionally as part of the total Merger Consideration received by Alcentra Capital stockholders, Crescent Cap Advisors will provide approximately $21.6 million of cash, or $1.68 per share, to Alcentra Capital stockholders at closing. The unaudited pro forma condensed consolidated financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of both Alcentra Capital and Crescent Capital BDC, which are included elsewhere in this joint proxy statement/prospectus. See “Index to Consolidated Financial Statements.”

The following unaudited pro forma condensed consolidated financial information and explanatory notes illustrate the effect of the Mergers on Crescent Capital BDC’s financial position and results of operations based upon Crescent Capital BDC’s and Alcentra Capital’s respective historical financial positions and results of operations under the acquisition method of accounting with Crescent Capital Maryland BDC treated as the acquirer.

In accordance with GAAP, the acquired assets and assumed liabilities of Alcentra Capital will be recorded by Crescent Capital Maryland BDC at their estimated fair values as of the effective time. The unaudited pro forma condensed consolidated financial information of Crescent Capital BDC and Alcentra Capital reflects the unaudited pro forma condensed consolidated balance sheet as of September 30, 2019 and the unaudited pro forma condensed consolidated income statements for the nine months ended September 30, 2019 and the year ended December 31, 2018. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2019 assumes the Mergers had been completed on September 30, 2019. The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2019 and the year ended December 31, 2018 assumes the Mergers had been completed on December 31, 2017.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Mergers been completed at the beginning of the applicable period presented, nor the impact of potential expense efficiencies of the Mergers, certain potential asset dispositions and other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed consolidated financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed consolidated financial information involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Mergers. Additionally, the unaudited pro forma condensed consolidated financial data does not include any estimated net increase (decrease) in stockholders’ equity resulting from operations or other asset sales and repayments that are not already reflected that may occur between September 30, 2019 and the completion of the Mergers.

Neither Crescent Capital BDC nor Alcentra Capital can assure you that the Transactions will be completed as scheduled, or at all. See “Description of the Transactions” for a description of the terms of the Transactions, “Risk Factors—Risks Relating to the Transactions—Crescent Capital BDC and Alcentra Capital may fail to consummate the Mergers. If the Mergers do not close, Crescent Capital BDC and Alcentra Capital will not benefit from the expenses incurred in their pursuit” for a description of the risks associated with a failure to complete the Transactions and “Risk Factors—Risks Relating to the Transactions” for a description of the risks that the combined company may face if the Transactions are completed.

Crescent Capital BDC, Inc.

Pro Forma Condensed Consolidated Statements of Assets and Liabilities

As of September 30, 2019

(Unaudited)

(in thousands, except per share data)

	Actual Crescent Capital BDC	Actual Alcentra Capital	Pro Forma Adjustments			Pro Forma Combined
Assets:
Investments at fair value	$692,283	$218,367	$(14,898)	3-	(A)	$895,752
Cash and cash equivalents	18,083	4,830	(7,354)	3-	(B)	$15,559
Other assets	6,584	7,003	(4,267)	3-	(A)	9,320

Total Assets	$716,950	$230,200	$(26,519)			$920,631

Liabilities:
Debt, net of deferred financing costs	$319,486	$83,108	$909	3-	(A)	$422,846
			19,343	3-	(C)
Other liabilities	16,641	5,718	—			22,359

Total Liabilities	336,127	88,826	20,252			445,205
Net assets	380,823	141,374	(19,343)	3-	(C)	475,426
			(27,428)	3-	(D)

Total Liabilities and Net Assets	$716,950	$230,200	$(26,519)			$920,631

Total Shares Outstanding	19,550	12,876	5,203	3-	(D)	24,753
Net Asset Value per Share	$19.48	$10.98				$19.21

See notes to pro forma condensed consolidated financial statements.

Crescent Capital BDC, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2019

(Unaudited)

(in thousands, except share and per share data)

	Actual Crescent Capital BDC	Actual Alcentra Capital	Pro Forma Adjustments			Pro Forma Combined
Performance Data:
Interest, PIK and dividend income	$38,123	$17,704	$—			$55,827
Other income	687	466	—			1,153

Total investment income	38,810	18,170	—			56,980

Interest and other debt financing costs	9,506	5,114	647	3-	(E)	15,267
Management fees	6,567	2,543	(1,518)	3-	(F)	7,592
Income incentive fees / (reversal of accruals)	3,506	(692)	2,419	3-	(F)	5,233
Other expenses	2,564	4,924	(2,577)	3-	(G)	4,911

Total expenses	22,143	11,889	(1,029)			33,003
Management fees waived	(3,215)	(1,120)	1,298	3-	(F)	(3,037)
Income incentive fees waived	(3,506)	—	(1,727)	3-	(F)	(5,233)

Net expenses	15,422	10,769	(1,458)			24,733

Net investment income before taxes	23,388	7,401	1,458			32,247
Income and excise taxes	14	328	—			342

Net investment income after taxes	23,374	7,073	1,458			31,905

Net realized gains (losses)	(456)	1,257	—			801
Net change in unrealized appreciation (depreciation)	(2,311)	(1,347)	—			(3,658)
Benefits/(provision) for taxes on unrealized appreciation (depreciation) on investments	(505)	(1,122)	—			(1,627)

Net increase (decrease) in net assets resulting from operations	$20,102	$5,861	$1,458			$27,421

Per Common Share Data:
Net increase in net assets resulting from operations per share (basic and diluted)	$1.23	$0.45				$1.27
Net investment income per share (basic and diluted)	$1.43	$0.55				$1.48
Weighted average shares outstanding (basic and diluted)	16,342	12,886				21,545

See notes to pro forma condensed consolidated financial statements.

Crescent Capital BDC, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2018

(Unaudited)

(in thousands, except share and per share data)

	Actual Crescent Capital BDC	Actual Alcentra Capital	Pro Forma Adjustments			Pro Forma Combined
Performance Data:
Interest, PIK and dividend income	$33,295	$26,016	$—			$59,311
Other income	—	2,952	—			2,952

Total investment income	33,295	28,968	—			62,263

Interest and other debt financing costs	8,451	7,634	795	3-	(E)	16,880
Management fees	5,987	4,133	(1,687)	3-	(F)	8,433
Income incentive fees / (reversal of accruals)	2,742	(404)	3,517	3-	(F)	5,855
Other expenses	3,055	4,108	—	3-	(G)	7,163

Total expenses	20,235	15,471	2,625			38,331
Management fees waived	(2,602)	(420)	(352)	3-	(F)	(3,374)
Income incentive fees waived	(2,187)	—	(3,668)	3-	(F)	(5,855)

Net expenses	15,446	15,051	(1,395)			29,102

Net investment income before taxes	17,849	13,917	1,395			33,161
Income and excise taxes	121	—	—			121

Net investment income after taxes	17,728	13,917	1,395			33,040

Net realized gains (losses)	(546)	(35,359)	—			(35,905)
Net change in unrealized appreciation (depreciation)	(8,980)	26,517	—			17,537
Benefits/(provision) for taxes on unrealized appreciation (depreciation) on investments	(88)	448	—			360

Net increase (decrease) in net assets resulting from operations	$8,114	$5,523	$1,395			$15,032

Per Common Share Data:
Net increase in net assets resulting from operations per share (basic and diluted)	$0.76	$0.40				$0.94
Net investment income per share (basic and diluted)	$1.65	$1.01				$2.07
Weighted average shares outstanding (basic and diluted)	10,719	13,721				15,923

See notes to pro forma condensed consolidated financial statements.

Crescent Capital BDC, Inc.

Notes to Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

(In thousands, except share and per share data unless otherwise stated)

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed consolidated financial information related to the Mergers is included as of and for the nine months ended September 30, 2019 and for the year ended December 31, 2018. On August 12, 2019, Crescent Capital BDC and Alcentra Capital entered into the Merger Agreement (as subsequently amended on September 27, 2019). For the purposes of the pro forma condensed consolidated financial statements, in exchange for approximately 12.9 million shares of Alcentra Capital common stock, Alcentra Capital’s stockholders will receive approximately (i) $19.3 million in cash, or $1.50 per share, from Crescent Capital BDC; (ii) 5.2 million shares of Crescent Capital BDC common stock; and (iii) $21.6 million in cash, or $1.68 per share, from Crescent Cap Advisors, Crescent Capital BDC’s investment adviser. Any final dividend that Alcentra Capital must pay in connection with the closing of the transaction to comply with applicable tax requirements that is in excess of Alcentra Capital’s regular quarterly dividends will reduce the cash consideration to be paid by Crescent Capital BDC on a dollar-for-dollar basis.

The merger of Alcentra Capital with and into Crescent Capital BDC is expected to be accounted for as an asset acquisition of in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues, with the fair value of total consideration paid in conjunction with the mergers is allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of the mergers. To the extent that the fair value of the net assets acquired (as calculated using Crescent Capital BDC’s valuation procedures) exceeds the fair value of the merger consideration paid by Crescent Capital BDC, amounts paid by the Crescent Cap Advisors pursuant to the Transaction Support Agreement may be included in total consideration, up to approximately $21.6 million. Any such amounts will be recorded as deemed contributions from Crescent Cap Advisors as of the acquisition date. Based on the preliminary pro forma purchase price allocation calculated as of September 30, 2019, the estimated fair value of the net assets acquired approximates the estimated fair value of the merger consideration paid by Crescent Capital BDC.

The final allocation of the purchase price will be determined after the mergers are completed and after completion of a final analysis to determine (i) the fair value of total consideration to be paid in conjunction with the mergers; and (ii) the fair values of Alcentra Capital’s acquired assets and assumed liabilities as of the acquisition date. Accordingly, the final purchase accounting adjustments may differ materially from the pro forma adjustments presented in this document.

Under the Investment Company Act and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, Crescent Capital BDC is precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to Crescent Capital BDC. Crescent Capital BDC’s financial statements include its accounts and the accounts of all its consolidated subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates: The preparation of the unaudited pro forma condensed consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Investment Valuation: Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, Crescent Capital BDC utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations.

Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Crescent Capital BDC Board, based on, among other things, the input of Crescent Cap Advisors, Crescent Capital BDC’s audit committee and, with certain de minimis exceptions, independent third-party valuation firms engaged at the direction of the Crescent Capital BDC Board.

The Crescent Capital BDC Board oversees and supervises a multi-step valuation process, which includes, among other procedures, the following:

•	The valuation process begins with each investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.

•	Crescent Cap Advisors’ management reviews the preliminary valuations with the investment professionals. Agreed upon valuation recommendations are presented to the Crescent Capital BDC audit committee.

•	The Crescent Capital BDC’s audit committee reviews the valuations presented and recommends values for each investment to the Crescent Capital BDC Board.

•

The Crescent Capital BDC Board reviews the recommended valuations and determines the fair value of each investment; valuations that are not based on readily available market quotations are valued in good faith based on, among other things, the input of Crescent Cap Advisors, Crescent Capital BDC’s audit committee and, where applicable, other third parties.

Crescent Capital BDC applies Financial Accounting Standards Board ASC 820, Fair Value Measurement (ASC 820), as amended, which establishes a framework for measuring fair value in accordance with GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, Crescent Capital BDC considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:

Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that Crescent Capital BDC has the ability to access.

Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, Crescent Capital BDC applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, Crescent Capital BDC evaluates the source of inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When a security is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), Crescent Capital BDC subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for classification as a Level 2 or Level 3 investment. For example, Crescent Capital BDC reviews pricing methodologies provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs. Some additional factors considered include the number of prices obtained as well as an assessment as to their quality.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of Crescent Capital BDC’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If Crescent Capital BDC were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

Income Taxes: Crescent Capital BDC has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, Crescent Capital BDC must, among other things, meet certain source-of-income and asset diversification requirements, as well as distribute to its stockholders, for each tax year, at least 90% of its “investment company taxable income,” which is generally Crescent Capital BDC net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, Crescent Capital BDC will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. Crescent Capital BDC intends to make distributions in an amount sufficient to qualify for and maintain its RIC tax status each tax year and to not pay any U.S. federal income taxes on income so distributed. Crescent Capital BDC is also subject to nondeductible federal excise taxes if it does not distribute in respect of each calendar year an amount at least equal to the sum of 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Transaction Costs: Both Crescent Capital BDC and Alcentra Capital will incur direct transaction costs resulting from the Mergers. Alcentra Capital will expense its transaction costs as incurred. Crescent Capital BDC, as the acquirer in an asset acquisition, should include transaction costs as a component of consideration transferred and allocate such consideration to the acquired assets and liabilities on a relative fair value basis. Since including transaction costs in total consideration would result in assigning an amount greater than fair value to Alcentra Capital’s financial instruments and other “non-qualifying” assets, such costs have been shown as a reduction in net assets for purposes of the pro forma financial statements.

Crescent Capital BDC expects to incur $5,431 in estimated transaction costs (net of $1,419 of transaction costs subsidy received from Crescent Cap Advisors). Alcentra Capital expects to incur $4,500 in estimated transaction costs. Estimated costs of $5,431 for Crescent Capital BDC and $1,923 for Alcentra Capital are presented as pro forma adjustments to cash on the pro forma balance sheet, representing unpaid transaction costs as of September 30, 2019.

2. PRELIMINARY PURCHASE ACCOUNTING ALLOCATIONS

The unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated balance sheet as of September 30, 2019 assuming the Mergers had been completed on September 30, 2019. The unaudited pro forma condensed consolidated income statements for the nine months ended September 30, 2019 and for the year ended December 31, 2018 were prepared assuming the Mergers had been completed on January 1, 2018.

The unaudited pro forma condensed consolidated financial information reflects the issuance of approximately 5.2 million shares of Crescent Capital BDC Common Stock pursuant to the Merger Agreement.

The Mergers will be accounted for using the asset acquisition method of accounting. Accordingly, the merger consideration paid by Crescent Capital BDC in connection with the Mergers will be allocated to the acquired assets and assumed liabilities of Alcentra Capital at their relative fair values estimated by Crescent Capital BDC as of the effective date. The excess fair value of the net assets acquired over the fair value of the merger consideration paid by Crescent Capital BDC is allocated against the assets acquired and liabilities assumed of Alcentra Capital by Crescent Capital BDC. Accordingly, the pro forma purchase price has been allocated to the assets acquired and the liabilities assumed based on Crescent Capital BDC’s estimate of relative fair values as summarized in the following table:

	Alcentra Capital September 30, 2019	Pro Forma Adjustments			Pro Forma September 30, 2019
Common stock issued by Crescent Capital BDC					$100,034
Cash consideration paid by Crescent Capital BDC					19,343

Total purchase price from Crescent Capital BDC (1)					$119,377

Assets acquired:
Investments, at fair value	$218,367	$(14,898)	3-	(A)	$203,469
Cash and cash equivalents	4,830,	(1,923)	3-	(B)	2,907
Other assets	7,003	(4,267)	3-	(A)	2,736

Total assets acquired	$230,200	$(21,088)			$209,112
Debt	$83,108	$909	3-	(A)	$84,017
Other liabilities assumed	5,718	—			5,718

Net assets acquired	$141,374	$(21,997)	3-	(A)	$119,377

(1)	Total purchase price from Crescent Capital BDC excludes $21.6 million in cash from Crescent Capital BDC’s investment adviser, Crescent Cap Advisors, paid to Alcentra Capital’s shareholders.

3. PRELIMINARY PRO FORMA ADJUSTMENTS

(A) Represents the fair value of the consideration paid by Crescent Capital BDC allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition, under the application of the asset acquisition method of accounting. Adjustment of $4,267 to Other assets relates to the allocation of the purchase price against Alcentra Capital’s recorded deferred tax asset. Adjustment of $909 to Debt relates to the allocation of the purchase price against unamortized deferred costs associated with Alcentra Capital’s debt facilities. $14,898 adjustment to investments is based upon Crescent Capital BDC’s estimates of fair value determined using the valuation methodology summarized in Note 1.

(B) The pro forma adjustment to cash reflects payment of the estimated transaction costs of $5,431 and $1,923 for Crescent Capital BDC and Alcentra Capital, respectively.

(C) The net assets of the pro forma combined company were decreased for the cash consideration paid by Crescent Capital Maryland BDC to Alcentra Capital stockholders of approximately $1.50 per fully diluted share, or approximately $19,343, which is expected to be financed through borrowings on Crescent Capital Maryland BDC’s debt facility. The pro forma financial statements do not reflect any dividends payable by Alcentra Capital to comply with applicable tax requirements, as this amount has not yet been determined. Any final dividend that Alcentra Capital must pay in connection with the closing of the transaction to comply with applicable tax requirements that is in excess of Alcentra Capital’s regular quarterly dividends will reduce the cash consideration to be paid by Crescent Capital BDC on a dollar-for-dollar basis. As of December 6, 2019, the final dividend that Alcentra Capital could pay is estimated to be between $5,150 and $6,408, or between approximately $0.40 and $0.50 per fully diluted share. These figures do not take into account any tax deductions for transaction expenses and, as a result, Alcentra Capital’s final dividend could be materially different than this range.

(D) The pro forma adjustment is comprised of the following: (i) an adjustment of $122,031 to reverse Alcentra Capital’s net assets, after adjustment for cash consideration to Alcentra Capital stockholders discussed in

Note (C), above; (ii) an adjustment of $100,034 to reflect the issuance of 5,203,016 shares of Crescent Capital Maryland BDC Common Stock to Alcentra stockholders based on an exchange ratio of 0.4041 shares of Crescent Capital Maryland BDC Common Stock for each share of Alcentra Capital Common Stock per the Merger Agreement; and (iii) an adjustment of $5,431 to reflect certain estimated transaction costs incurred by Crescent Capital BDC (see Note 1).

(E) Reflects the increase to interest expense associated with the assumed draw down on debt for the $19,343 cash consideration paid by Crescent Capital Maryland BDC. The pro forma adjustments to interest and other debt financing costs in the respective statements of operations for the nine months ended September 30, 2019 and year ended December 31, 2018 assumes an interest rate of 4.46% and 4.11%, respectively.

(F) In conjunction with the Mergers, Crescent Capital BDC intends to enter into Proposed Crescent Capital BDC Investment Advisory Agreement pursuant to the Advisory Agreement Proposal. Under the Proposed Crescent Capital BDC Investment Advisory Agreement, Crescent Capital BDC will accrue (i) a management fee based on 1.25% of its gross assets, excluding cash and cash equivalents (such base management fees to be waived for eighteen months following the closing of the Transactions so that only 0.75% will be charged for such time period) and (ii) a 17.5% income incentive fee with an annualized incentive fee hurdle of 7% (the income-based portion of such incentive fee to be fully waived for eighteen months following the closing of the Transactions). The pro forma adjustments to the respective statements of operations for the nine months ended September 30, 2019 and year ended December 31, 2018 reflects the effects of the Proposed Crescent Capital BDC Investment Advisory Agreement in management and incentive fees (and related fee waivers) had it been in place effective January 1, 2018.

(G) The pro forma adjustment reverses transaction costs of $2,577 incurred by Alcentra Capital during the nine months ended September 30, 2019. The pro forma financial statements do not reflect operating cost synergies from the Mergers related to administrative services costs, accounting and custody fees, audit fees, independent director costs and other costs. While there is no assurance that such synergies can be achieved, we expect such synergies range from approximately $0.75 million to $1.5 million per year, absent significant changes in the business of the combined companies.

Crescent Capital BDC, Inc.

Pro Forma Consolidated Schedule of Investments (Unaudited)

September 30, 2019

(Dollar Amounts in Thousands)

					Crescent Capital		Alcentra Capital		Pro Forma Crescent Capital
Portfolio Investments	Footnotes	Industry	Interest Rate	Maturity	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Debt Investments
Senior Secured First Lien
Abode Healthcare, Inc.		Health Care Equipment & Services	6.39%	08/2025	$4,705	$4,728	$—	$—	$4,705	$4,728
Abode Healthcare, Inc.	(4)	Health Care Equipment & Services	6.39%	08/2025	265	270	—	—	265	270
Aegis Sciences Corporation		Consumer Services	7.68%	05/2025	—	—	7,268	7,107	7,268	7,107
Affinitiv, Inc.	(4)(5)	Software & Services		08/2024	(15)	—	—	—	(15)	—
Affinitiv, Inc.		Software & Services	7.38%	08/2024	6,388	6,500	—	—	6,388	6,500
Alion Science and Technology Corporation		Capital Goods	6.54%	08/2021	2,984	2,993	—	—	2,984	2,993
Allied Universal Holdco LLC	(4)	Commercial & Professional Services		07/2026	—	4	—	—	—	4
Allied Universal Holdco LLC		Commercial & Professional Services	6.51%	07/2026	13,515	13,685	—	—	13,515	13,685
Ameda, Inc.		Health Care Equipment & Services	9.02%	09/2022	2,528	2,498	—	—	2,528	2,498
Ameda, Inc.	(4)	Health Care Equipment & Services	9.04%	09/2022	184	180	—	—	184	180
Ansira Partners, Inc.		Software & Services	7.79%	12/2022	6,844	6,867	—	—	6,844	6,867
Ansira Partners, Inc.	(4)	Software & Services	7.79%	12/2022	624	625	—	—	624	625
ASP MCS Acquisition Corp.		Commercial & Professional Services	6.79%	05/2024	5,235	2,382	—	—	5,235	2,382
Auto-Vehicle Parts, LLC		Automobiles & Components	6.52%	01/2023	4,682	4,728	—	—	4,682	4,728
Auto-Vehicle Parts, LLC	(4)(5)	Automobiles & Components		01/2023	(6)	(1)	—	—	(6)	(1)
Avaap USA LLC		Software & Services	7.29%	03/2023	343	352	—	—	343	352
Avaap USA LLC	(4)(5)	Software & Services		03/2023	(5)	4	—	—	(5)	4
Avaap USA LLC		Software & Services	7.34%	03/2023	3,753	3,855	—	—	3,753	3,855
Avalign Technologies, Inc.		Health Care Equipment & Services	6.60%	12/2025	16,895	16,966	—	—	16,895	16,966
Benesys, Inc.		Software & Services	6.30%	10/2024	1,417	1,420	—	—	1,417	1,420

					Crescent Capital		Alcentra Capital		Pro Forma Crescent Capital
Portfolio Investments	Footnotes	Industry	Interest Rate	Maturity	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Benesys, Inc.	(4)(5)	Software & Services		10/2024	(2)	(2)	—	—	(2)	(2)
BFC Solmetex LLC & Bonded Filter Co. LLC	(4)(5)	Commercial & Professional Services		09/2023	(7)	6	—	—	(7)	6
BFC Solmetex LLC & Bonded Filter Co. LLC		Commercial & Professional Services	8.36%	09/2023	615	629	—	—	615	629
BFC Solmetex LLC & Bonded Filter Co. LLC	(4)	Commercial & Professional Services	8.36%	04/2023	708	725	—	—	708	725
BFC Solmetex LLC & Bonded Filter Co. LLC		Commercial & Professional Services	8.36%	09/2023	5,895	6,037	—	—	5,895	6,037
BJ Services, LLC		Energy	12.65%	01/2023	8,321	8,394	—	—	8,321	8,394
BJ Services, LLC		Energy	9.32%	01/2023	4,895	4,938	—	—	4,895	4,938
BJH Holdings III Corp.		Food & Staples Retailing	7.79%	08/2025	13,547	13,681	—	—	13,547	13,681
Black Diamond Oilfield Rentals, LLC		Energy	8.82%	12/2020	—	—	10,671	10,671	10,671	10,671
C-4 Analytics, LLC		Software & Services	6.54%	08/2023	10,214	10,339	—	—	10,214	10,339
C-4 Analytics, LLC	(4)(5)	Software & Services		08/2023	(7)	—	—	—	(7)	—
Cambium Learning Group, Inc.		Software & Services	6.61%	12/2025	—	—	1,891	1,953	1,891	1,953
CAT Buyer, LLC		Software & Services	7.55%	04/2024	3,518	3,584	—	—	3,518	3,584
CAT Buyer, LLC	(4)(5)	Software & Services		04/2024	(7)	(1)	—	—	(7)	(1)
CC SAG Acquisition Corp.	(4)(5)	Diversified Financials		09/2025	(24)	(10)	—	—	(24)	(10)
CC SAG Acquisition Corp.	(4)(5)	Diversified Financials		09/2025	(30)	(23)	—	—	(30)	(23)
CC SAG Acquisition Corp.		Diversified Financials	7.35%	09/2025	7,033	7,129	—	—	7,033	7,129
Centauri Health Solutions, Inc.		Health Care Equipment & Services	6.79%	01/2022	14,405	14,728	—	—	14,405	14,728
Centauri Health Solutions, Inc.	(4)(5)	Health Care Equipment & Services		01/2022	(10)	16	—	—	(10)	16
Centauri Health Solutions, Inc.		Health Care Equipment & Services	6.79%	01/2022	882	902	—	—	882	902
CGGR Operations Holdings Corporation		Commercial & Professional Services	9.32%	09/2022	—	—	3,063	3,081	3,063	3,081
CHA Holdings, Inc.		Commercial & Professional Services	6.60%	04/2025	4,847	4,860	—	—	4,847	4,860
CHA Holdings, Inc.	(4)	Commercial & Professional Services	6.60%	04/2025	1,022	1,024	—	—	1,022	1,024
Clanwilliam Group Ltd.	(4)	Software & Services	7.00%	11/2025	—	—	6,576	6,456	6,576	6,456
Claritas, LLC		Software & Services	8.10%	12/2023	1,118	1,128	—	—	1,118	1,128

					Crescent Capital		Alcentra Capital		Pro Forma Crescent Capital
Portfolio Investments	Footnotes	Industry	Interest Rate	Maturity	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Claritas, LLC	(4)	Software & Services	8.04%	12/2023	80	83	—	—	80	83
Clarkson Eyecare, LLC		Health Care Equipment & Services	8.37%	04/2021	8,864	8,900	—	—	8,864	8,900
Clarkson Eyecare, LLC		Health Care Equipment & Services	8.39%	04/2021	5,849	5,875	—	—	5,849	5,875
Colibri Group LLC		Consumer Services	7.86%	05/2025	8,035	8,229	—	—	8,035	8,229
Colibri Group LLC	(4)	Consumer Services	7.85%	05/2025	43	67	—	—	43	67
Colibri Group LLC	(4)(5)	Consumer Services		05/2025	(31)	—	—	—	(31)	—
Continental Battery Company		Automobiles & Components	7.54%	12/2022	10,503	10,646	—	—	10,503	10,646
Continental Battery Company	(4)	Automobiles & Components	7.54%	12/2022	500	510	—	—	500	510
COP Home Services Holdings, Inc.	(4)(5)	Consumer Services		05/2025	(10)	(3)	—	—	(10)	(3)
COP Home Services Holdings, Inc.	(4)(5)	Consumer Services		05/2025	(9)	(2)	—	—	(9)	(2)
COP Home Services Holdings, Inc.		Consumer Services	6.68%	05/2025	3,417	3,465	—	—	3,417	3,465
Corel Corp.		Software & Services	7.09%	06/2026	11,888	12,141	—	—	11,888	12,141
Counsel On Call, LLC		Consumer Services	7.54%	09/2022	2,986	3,013	—	—	2,986	3,013
Counsel On Call, LLC	(4)	Consumer Services	7.55%	09/2022	112	115	—	—	112	115
CRA MSO, LLC		Health Care Equipment & Services	6.80%	12/2023	1,220	1,241	—	—	1,220	1,241
CRA MSO, LLC	(4)(5)	Health Care Equipment & Services		12/2023	(10)	—	—	—	(10)	—
Crusoe Bidco Limited		Commercial & Professional Services	7.01%	12/2025	7,395	7,477	—	—	7,395	7,477
Crusoe Bidco Limited	(4)	Commercial & Professional Services		12/2025	—	—	—	—	—	—
DFS Intermediate Holdings, LLC		Commercial & Professional Services	7.34%	03/2022	8,721	8,815	—	—	8,721	8,815
DFS Intermediate Holdings, LLC	(4)	Commercial & Professional Services	7.29%	03/2022	3,435	3,481	—	—	3,435	3,481
DFS Intermediate Holdings, LLC	(4)	Commercial & Professional Services	7.29%	03/2022	1,617	1,644	—	—	1,617	1,644
Digital Room Holdings, Inc.		Commercial & Professional Services	7.11%	05/2026	—	—	6,882	6,883	6,882	6,883
EiKo Global, LLC		Consumer Durables & Apparel	8.10%	06/2023	3,212	3,265	—	—	3,212	3,265
EiKo Global, LLC	(4)(5)	Consumer Durables & Apparel		06/2023	(12)	—	—	—	(12)	—

					Crescent Capital		Alcentra Capital		Pro Forma Crescent Capital
Portfolio Investments	Footnotes	Industry	Interest Rate	Maturity	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Empire Auto Parts, LLC		Automobiles & Components	7.63%	09/2024	4,786	4,905	—	—	4,786	4,905
Empire Auto Parts, LLC	(4)(5)	Automobiles & Components		09/2024	(7)	2	—	—	(7)	2
Envocore Holding, LLC		Commercial & Professional Services	12.57%	06/2022	—	—	17,659	16,102	17,659	16,102
Epic Healthcare Staffing Intermediate Holdco, LLC	(4)	Commercial & Professional Services	10.57%	10/2022	—	—	10,742	10,772	10,742	10,772
GGC Aperio Holdings, L.P.		Diversified Financials	7.33%	10/2024	—	—	8,083	8,470	8,083	8,470
GH Holding Company		Commercial & Professional Services	6.54%	02/2023	1,472	1,478	—	—	1,472	1,478
GI Revelation Acquisition LLC		Commercial & Professional Services	7.04%	04/2025	7,383	7,131	—	—	7,383	7,131
GrapeTree Medical Staffing, LLC		Health Care Equipment & Services	7.04%	10/2022	1,647	1,666	—	—	1,647	1,666
GrapeTree Medical Staffing, LLC	(4)(5)	Health Care Equipment & Services		10/2022	(5)	—	—	—	(5)	—
Healthcare Associates of Texas, LLC	(4)	Health Care Equipment & Services	10.57%	11/2022	—	—	20,319	19,797	20,319	19,797
Hepaco, LLC		Commercial & Professional Services	6.79%	08/2024	5,123	5,165	—	—	5,123	5,165
Hepaco, LLC	(4)	Commercial & Professional Services	6.79%	08/2024	3,953	3,988	—	—	3,953	3,988
Hepaco, LLC	(4)	Commercial & Professional Services	6.81%	08/2023	581	583	—	—	581	583
Impact Group, LLC		Consumer Services	8.83%	06/2023	—	—	13,824	13,371	13,824	13,371
Institutional Shareholder Services, Inc.		Commercial & Professional Services	6.83%	03/2026	—	—	2,957	2,957	2,957	2,957
Integrity Marketing Acquisition, LLC	(4)(5)	Insurance		08/2025	(50)	(7)	—	—	(50)	(7)
Integrity Marketing Acquisition, LLC	(4)(5)	Insurance		08/2025	(101)	(41)	—	—	(101)	(41)
Integrity Marketing Acquisition, LLC		Insurance	7.88%	08/2025	12,688	12,944	—	—	12,688	12,944
Integro Parent Inc.		Insurance	7.87%	10/2022	477	468	—	—	477	468
Isagenix International, LLC		Food & Staples Retailing	7.85%	04/2025	6,530	5,068	—	—	6,530	5,068
JLL XDD, Inc.		Consumer Services	6.85%	12/2023	2,088	2,139	—	—	2,088	2,139
Jordan Healthcare, Inc.		Commercial & Professional Services	7.60%	07/2022	4,701	4,749	—	—	4,701	4,749
Jordan Healthcare, Inc.	(4)	Commercial & Professional Services	7.60%	07/2022	291	296	—	—	291	296
Kestrel Parent, LLC		Materials	8.04%	11/2025	6,605	6,757	—	—	6,605	6,757

					Crescent Capital		Alcentra Capital		Pro Forma Crescent Capital
Portfolio Investments	Footnotes	Industry	Interest Rate	Maturity	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Kestrel Parent, LLC	(4)(5)	Materials		11/2023	(18)	—	—	—	(18)	—
Learn-It Systems, LLC		Consumer Services	6.65%	03/2025	4,276	4,378	—	—	4,276	4,378
Learn-It Systems, LLC	(4)	Consumer Services	6.65%	03/2025	376	390	—	—	376	390
Learn-It Systems, LLC	(4)	Consumer Services	6.60%	03/2025	2	62	—	—	2	62
List Partners, Inc.		Software & Services	7.02%	01/2023	4,570	4,679	—	—	4,570	4,679
List Partners, Inc.	(4)(5)	Software & Services		01/2023	(9)	13	—	—	(9)	13
Mann Lake Ltd.		Food, Beverage & Tobacco	7.10%	10/2024	3,219	3,275	—	—	3,219	3,275
Mann Lake Ltd.	(4)	Food, Beverage & Tobacco	7.10%	10/2024	657	672	—	—	657	672
Manna Pro Products, LLC	(4)	Consumer Services	8.11%	12/2023	—	—	7,315	7,310	7,315	7,310
Maroon Group, LLC		Materials	8.85%	08/2022	2,698	2,719	—	—	2,698	2,719
Maroon Group, LLC	(4)	Materials	8.86%	08/2022	96	98	—	—	96	98
Maroon Group, LLC		Materials	8.85%	08/2022	1,242	1,250	—	—	1,242	1,250
MDVIP, Inc.		Health Care Equipment & Services	6.29%	11/2024	9,684	9,623	—	—	9,684	9,623
Mediaocean LLC		Software & Services	6.30%	08/2022	6,697	6,769	—	—	6,697	6,769
Midwest Industrial Rubber		Capital Goods	7.35%	12/2021	6,541	6,599	—	—	6,541	6,599
Midwest Industrial Rubber	(4)	Capital Goods	7.35%	12/2021	127	131	—	—	127	131
MIR Bidco SA		Commercial & Professional Services	6.25%	03/2026	10,441	10,365	—	—	10,441	10,365
Miraclon Corporation		Commercial & Professional Services	8.54%	03/2026	4,043	4,162	—	—	4,043	4,162
New Mountain Learning		Consumer Services	8.10%	03/2024	2,176	1,965	—	—	2,176	1,965
New Mountain Learning	(4)	Consumer Services	8.10%	03/2024	566	508	—	—	566	508
Omni Ophthalmic Management Consultants, LLC		Health Care Equipment & Services	7.30%	09/2021	6,875	6,965	—	—	6,875	6,965
Omni Ophthalmic Management Consultants, LLC	(4)(5)	Health Care Equipment & Services		09/2021	(11)	—	—	—	(11)	—
Omni Ophthalmic Management Consultants, LLC	(4)(5)	Health Care Equipment & Services		09/2021	(10)	—	—	—	(10)	—
Ontario Systems, LLC	(4)(5)	Software & Services		08/2025	(5)	(5)	—	—	(5)	(5)
Ontario Systems, LLC	(4)(5)	Software & Services		08/2025	(5)	(11)	—	—	(5)	(11)
Ontario Systems, LLC		Software & Services	7.62%	08/2025	3,218	3,218	—	—	3,218	3,218
Palmetto Moon LLC	(2)	Retailing	Cash 11.50%, PIK 2.50%	10/2021	—	—	4,343	4,225	4,343	4,225
Parkeon, Inc.		Technology Hardware & Equipment	4.75%	04/2023	2,127	2,183	—	—	2,127	2,183

					Crescent Capital		Alcentra Capital		Pro Forma Crescent Capital
Portfolio Investments	Footnotes	Industry	Interest Rate	Maturity	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Perforce Software, Inc.		Software & Services	6.61%	07/2026	12,439	12,513	4,976	4,995	17,415	17,508
PetIQ, LLC		Food & Staples Retailing	6.54%	01/2023	14,858	14,850	—	—	14,858	14,850
PharComp Parent B.V.		Pharmaceuticals, Biotechnology & Life Sciences	6.50%	02/2026	7,617	7,533	—	—	7,617	7,533
PharComp Parent B.V.	(4)(5)	Pharmaceuticals, Biotechnology & Life Sciences		02/2025	—	—	—	—	—	—
Pilot Air Freight, LLC		Transportation	7.29%	10/2022	5,404	5,431	—	—	5,404	5,431
Pilot Air Freight, LLC	(4)	Transportation	7.29%	10/2022	1,212	1,212	—	—	1,212	1,212
Pilot Air Freight, LLC	(4)(5)	Transportation		07/2024	(0)	—	—	—	(0)	—
Pilot Air Freight, LLC	(4)(5)	Transportation		07/2024	(5)	—	—	—	(5)	—
Pinstripe Holdings, LLC		Commercial & Professional Services	8.12%	01/2025	—	—	9,773	9,778	9,773	9,778
POC Investors, LLC		Automobiles & Components	7.60%	11/2021	9,383	9,470	—	—	9,383	9,470
POC Investors, LLC	(4)(5)	Automobiles & Components		11/2021	(8)	—	—	—	(8)	—
Potter Electric Signal Company		Capital Goods	6.32%	12/2023	2,488	2,499	—	—	2,488	2,499
Potter Electric Signal Company	(4)	Capital Goods	6.83%	12/2023	187	189	—	—	187	189
Potter Electric Signal Company	(4)	Capital Goods	8.25%	12/2022	127	128	—	—	127	128
Pre-Paid Legal Services, Inc.		Consumer Services	5.29%	05/2025	3,508	3,523	—	—	3,508	3,523
Professional Physical Therapy	(2)	Health Care Equipment & Services	8.85%	12/2022	8,549	7,369	—	—	8,549	7,369
PT Network, LLC	(2)	Health Care Equipment & Services	9.80%	11/2021	4,693	4,544	—	—	4,693	4,544
PT Network, LLC	(4)(5)	Health Care Equipment & Services		11/2021	(1)	(14)	—	—	(1)	(14)
Ruffalo Noel Levitz, LLC		Software & Services	8.10%	05/2022	2,506	2,525	—	—	2,506	2,525
Ruffalo Noel Levitz, LLC	(4)(5)	Software & Services		05/2022	(4)	(2)	—	—	(4)	(2)
Safco Dental Supply, LLC		Health Care Equipment & Services	7.53%	06/2025	5,307	5,397	—	—	5,307	5,397
Safco Dental Supply, LLC	(4)(5)	Health Care Equipment & Services		06/2025	(10)	—	—	—	(10)	—
SavATree, LLC		Commercial & Professional Services	7.35%	06/2022	3,922	3,979	—	—	3,922	3,979
SavATree, LLC	(4)(5)	Commercial & Professional Services		06/2022	(6)	2	—	—	(6)	2
SavATree, LLC	(4)	Commercial & Professional Services	7.35%	06/2022	29	39	—	—	29	39

					Crescent Capital		Alcentra Capital		Pro Forma Crescent Capital
Portfolio Investments	Footnotes	Industry	Interest Rate	Maturity	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Slickdeals Holdings, LLC		Retailing	8.28%	06/2024	14,360	14,763	—	—	14,360	14,763
Slickdeals Holdings, LLC	(4)(5)	Retailing		06/2023	(15)	—	—	—	(15)	—
Smile Brands, Inc.	(4)	Health Care Equipment & Services	4.50%	10/2023	43	44	—	—	43	44
Smile Brands, Inc.	(4)	Health Care Equipment & Services	6.70%	10/2024	372	375	—	—	372	375
Smile Brands, Inc.		Health Care Equipment & Services	6.70%	10/2024	2,066	2,074	—	—	2,066	2,074
Smile Doctors LLC		Health Care Equipment & Services	8.10%	10/2022	3,152	3,213	—	—	3,152	3,213
Smile Doctors LLC	(4)	Health Care Equipment & Services	6.00%	10/2022	1,377	1,398	—	—	1,377	1,398
Smile Doctors LLC	(4)	Health Care Equipment & Services	8.10%	10/2022	76	80	—	—	76	80
Strategic Partners, Inc.		Retailing	5.79%	06/2023	6,328	6,347	—	—	6,328	6,347
Teaching Strategies LLC		Consumer Services	8.10%	05/2024	9,070	9,350	—	—	9,070	9,350
Teaching Strategies LLC	(4)	Consumer Services	8.10%	05/2024	170	189	—	—	170	189
Transportation Insight, LLC		Software & Services	6.54%	12/2024	5,162	5,181	—	—	5,162	5,181
Transportation Insight, LLC	(4)(5)	Software & Services		12/2024	(6)	(4)	—	—	(6)	(4)
Transportation Insight, LLC	(4)	Software & Services	6.54%	12/2024	527	531	—	—	527	531
Tranzonic		Household & Personal Products	6.86%	03/2023	3,887	3,921	—	—	3,887	3,921
Tranzonic	(4)(5)	Household & Personal Products		03/2023	(4)	0	—	—	(4)	0
Trinity Partners, LLC		Pharmaceuticals, Biotechnology & Life Sciences	7.05%	02/2023	3,713	3,753	—	—	3,713	3,753
Trinity Partners, LLC	(4)(5)	Pharmaceuticals, Biotechnology & Life Sciences		02/2023	(6)	—	—	—	(6)	—
Unifeye Vision Partners	(4)(5)	Health Care Equipment & Services		09/2025	(30)	(30)	—	—	(30)	(30)
Unifeye Vision Partners		Health Care Equipment & Services	7.13%	09/2025	5,293	5,346	—	—	5,293	5,346
Unifeye Vision Partners	(4)	Health Care Equipment & Services	7.13%	09/2025	193	210	—	—	193	210
United Language Group, Inc.		Consumer Services	8.13%	12/2021	394	387	—	—	394	387
United Language Group, Inc.		Consumer Services	8.04%	12/2021	4,643	4,548	—	—	4,643	4,548
UP Acquisition Corp.		Commercial & Professional Services	7.79%	05/2024	4,306	4,389	—	—	4,306	4,389

					Crescent Capital		Alcentra Capital		Pro Forma Crescent Capital
Portfolio Investments	Footnotes	Industry	Interest Rate	Maturity	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
UP Acquisition Corp.	(4)(5)	Commercial & Professional Services		05/2024	(23)	—	—	—	(23)	—
Upstream Rehabilition, Inc.		Health Care Equipment & Services	6.04%	01/2024	2,100	2,105	—	—	2,100	2,105
Upstream Rehabilition, Inc.	(4)(5)	Health Care Equipment & Services		01/2024	(1)	(0)	—	—	(1)	(0)
Valet Waste Holdings, Inc.		Commercial & Professional Services	6.04%	09/2025	14,817	14,776	—	—	14,817	14,776
Vistage Worldwide, Inc.		Consumer Services	6.13%	02/2025	8,496	8,454	—	—	8,496	8,454
Winxnet Holdings LLC		Software & Services	8.02%	06/2023	1,944	1,931	—	—	1,944	1,931
Winxnet Holdings LLC	(4)	Software & Services	8.02%	06/2023	74	71	—	—	74	71
Winxnet Holdings LLC	(4)(5)	Software & Services		06/2023	(3)	(9)	—	—	(3)	(9)
Wrench Group LLC		Consumer Services	6.36%	04/2026	4,552	4,602	—	—	4,552	4,602
Wrench Group LLC	(4)	Consumer Services		04/2026	—	2	—	—	—	2
Xcentric Mold and Engineering Acquisition Company, LLC	(2)	Commercial & Professional Services	9.07%	01/2022	5,579	5,247	—	—	5,579	5,247
Zest Acquisition Corp.		Health Care Equipment & Services	5.68%	03/2025	8,853	8,373	—	—	8,853	8,373

Total Senior Secured First Lien					546,468	545,203	136,343	133,929	682,812	679,131
Senior Secured Second Lien
AP Exhaust Acquisition, LLC	(3)	Automobiles & Components		05/2025	8,819	1,869	—	—	8,819	1,869
BayMark Health Services, Inc.	(4)	Health Care Equipment & Services	10.21%	03/2025	—	—	7,898	8,000	7,898	8,000
Cambium Learning Group, Inc.		Software & Services	10.61%	12/2026	—	—	4,716	4,726	4,716	4,726
Carestream Health, Inc.		Health Care Equipment & Services	11.54%	06/2021	155	148	—	—	155	148
CGGR Operations Holdings Corporation		Commercial & Professional Services	13.82%	09/2023	—	—	11,355	11,546	11,355	11,546
Comet Acquisition, Inc.		Insurance	9.62%	10/2026	4,621	4,609	—	—	4,621	4,609
ExamWorks Group, Inc.		Health Care Equipment & Services	9.29%	07/2024	5,616	5,763	—	—	5,616	5,763
Hoya Midco, LLC		Media	10.79%	06/2025	515	546	—	—	515	546
Institutional Shareholder Services, Inc.		Commercial & Professional Services	10.83%	03/2027	—	—	1,944	1,944	1,944	1,944
Integro Parent Inc.		Insurance	11.37%	10/2023	2,880	2,915	—	—	2,880	2,915

					Crescent Capital		Alcentra Capital		Pro Forma Crescent Capital
Portfolio Investments	Footnotes	Industry	Interest Rate	Maturity	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Integro Parent Inc.		Insurance	11.29%	10/2023	376	380	—	—	376	380
Medsurant Holdings, LLC		Software & Services	13.00%	06/2020	—	—	8,715	8,729	8,715	8,729
MHS Acquisition Holdings, LLC		Commercial & Professional Services	10.85%	03/2025	7,922	7,980	—	—	7,922	7,980
MHS Acquisition Holdings, LLC	(4)	Commercial & Professional Services	10.85%	03/2025	451	451	—	—	451	451
NMN Holdings III Corp.		Health Care Equipment & Services	9.78%	11/2026	7,022	7,222	—	—	7,022	7,222
NMN Holdings III Corp.	(4)(5)	Health Care Equipment & Services		11/2026	(22)	—	—	—	(22)	—
NMSC Holdings, Inc.		Health Care Equipment & Services	12.26%	10/2023	4,196	4,268	—	—	4,196	4,268
Onvoy, LLC		Technology Hardware & Equipment	12.54%	02/2025	2,538	2,171	—	—	2,538	2,171
Perforce Software Inc.		Software & Services	10.10%	07/2027	—	—	4,855	4,952	4,855	4,952
Pharmalogic Holdings Corp.		Health Care Equipment & Services	10.11%	12/2023	—	—	16,038	16,100	16,038	16,100
Pre-Paid Legal Services, Inc.		Consumer Services	9.54%	05/2026	9,247	9,329	—	—	9,247	9,329
Sandvine Corporation		Telecommunication Services	10.11%	11/2026	—	—	4,417	4,420	4,417	4,420
SMS Systems Maintenance Services, Inc.	(3)	Software & Services		10/2024	12,567	6,551	—	—	12,567	6,551
TecoStar Holdings, Inc.		Commercial & Professional Services	10.53%	11/2024	4,906	5,000	—	—	4,906	5,000
WeddingWire, Inc.		Consumer Services	10.36%	12/2026	—	—	4,953	5,000	4,953	5,000
Wrench Group LLC		Consumer Services	10.07%	04/2027	2,428	2,500	—	—	2,428	2,500

Total Senior Secured Second Lien					74,236	61,704	64,892	65,417	139,127	127,121
Unsecured Debt
Alion Science and Technology Corporation		Capital Goods	11.00%	08/2022	6,431	6,543	—	—	6,431	6,543
Battery Solutions, Inc.	(2)(6)	Commercial & Professional Services	Cash 12.00%, PIK 2.00%	11/2021	—	—	1,231	1,231	1,231	1,231
MHS Acquisition Holdings, LLC	(2)	Commercial & Professional Services	PIK 13.50%	03/2026	910	860	—	—	910	860

					Crescent Capital		Alcentra Capital		Pro Forma Crescent Capital
Portfolio Investments	Footnotes	Industry	Interest Rate	Maturity	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Southern Technical Institute, Inc.	(2)(3)(6)	Consumer Services	PIK 6.00%	12/2021	—	—	3,529	—	3,529	—

Total Unsecured Debt					7,341	7,403	4,760	1,231	12,101	8,634

CLO/Structured Credit
Goldentree Loan Management US CLO 2 Ltd.		N/A	7.06%	11/2030	—	—	1,951	1,793	1,951	1,793

Total CLO/Structured Credit					—	—	1,951	1,793	1,951	1,793
Equity Investments
Preferred Stock
Battery Solutions, Inc.	(2)(6)	Commercial & Professional Services	PIK 8.00%	11/2021	—	—	4,767	4,067	4,767	4,067
Battery Solutions, Inc.	(6)	Commercial & Professional Services			—	—	1,058	—	1,058	—
Battery Solutions, Inc.	(6)	Commercial & Professional Services			—	—	—	—	—	—
Conisus, LLC	(2)(6)	Media	PIK 12.00%		—	—	12,678	9,119	12,678	9,119
Envocore Holding, LLC		Commercial & Professional Services			—	—	1,160	—	1,160	—
IGT	(2)	Commercial & Professional Services	PIK 11.00%	12/2024	—	—	1,111	—	1,111	—
IGT	(2)	Commercial & Professional Services	PIK 15.00%	12/2024	—	—	327	271	327	271
Integrity Marketing Acquisition, LLC		Insurance			1,212	1,227	—	—	1,212	1,227
MHS Acquisition Holdings, LLC		Commercial & Professional Services			20	—	—	—	20	—
MIR Bidco SA		Commercial & Professional Services			91	102	—	—	91	102
My Alarm Center, LLC		Commercial & Professional Services			—	—	2,367	—	2,367	—
My Alarm Center, LLC	(2)	Commercial & Professional Services	PIK 8.00%	07/2022	—	—	2,862	1,024	2,862	1,024
Vivid Seats Ltd.		Media			1,892	2,487	—	—	1,892	2,487

Total Preferred Stock					3,215	3,816	26,329	14,481	29,545	18,297
Common Stock
Alion Science and Technology Corporation		Capital Goods			766	1,128	—	—	766	1,128
AP Centric		Automobiles & Components			927	—	—	—	927	—
Conisus, LLC,	(6)	Media			—	—	—	—	—	—
ExamWorks Group, Inc.		Health Care Equipment & Services			750	1,299	—	—	750	1,299
Green Wrench Acquisition, LLC		Consumer Services			391	391	—	—	391	391
IGT		Commercial & Professional Services			—	—	44	—	44	—

					Crescent Capital		Alcentra Capital		Pro Forma Crescent Capital
Portfolio Investments	Footnotes	Industry	Interest Rate	Maturity	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Integrity Marketing Acquisition, LLC		Insurance			648	648	—	—	648	648
Integro Parent Inc.		Insurance			454	833	—	—	454	833
Kestrel Upperco, LLC		Materials			209	220	—	—	209	220
Legalshield		Consumer Services			424	812	—	—	424	812
MDVIP, Inc.		Health Care Equipment & Services			667	921	—	—	667	921
Metal Powder Products, LLC		Capital Goods			—	—	500	602	500	602
MHS Acquisition Holdings, LLC		Commercial & Professional Services			913	667	—	—	913	667
MIR Bidco SA		Commercial & Professional Services			1	1	—	—	1	1
My Alarm Center, LLC		Commercial & Professional Services			—	—	257	—	257	—
NMN Holdings LP		Health Care Equipment & Services			1,111	1,075	—	—	1,111	1,075
Onvoy, LLC		Technology Hardware & Equipment			365	254	—	—	365	254
Onvoy, LLC		Technology Hardware & Equipment			—	—	—	—	—	—
Palmetto Moon LLC		Retailing			—	—	434	81	434	81
PT Network, LLC		Health Care Equipment & Services			—	—	—	—	—	—
Slickdeals Holdings, LLC		Retailing			1,091	1,243	—	—	1,091	1,243
SMS Systems Maintenance Services, Inc.		Software & Services			1,145	—	—	—	1,145	—
Southern Technical Institute, Inc.	(6)	Consumer Services			—	—	2,167	—	2,167	—
Southern Technical Institute, Inc.	(6)	Consumer Services			—	—	—	—	—	—
TecoStar Holdings, Inc.		Commercial & Professional Services			500	801	—	—	500	801
Universal Services Equity Investments		Commercial & Professional Services			1,000	2,892	—	—	1,000	2,892
USAGM HoldCo LLC		Commercial & Professional Services			558	1,003	—	—	558	1,003
Vivid Seats Ltd.		Media			608	825	—	—	608	825
Wrench Group Holdings, LLC		Consumer Services			109	109	—	—	109	109
Xpress Global Systems, LLC, Class B Units	(6)	Transportation			—	—	1,254	832	1,254	832

Total Common Stock					12,637	15,123	4,656	1,515	17,293	16,638
Partnership Interest
CBDC Senior Loan Fund LLC	(4)(7)	Diversified Financials			34,000	33,333	—	—	34,000	33,333

					Crescent Capital		Alcentra Capital		Pro Forma Crescent Capital
Portfolio Investments	Footnotes	Industry	Interest Rate	Maturity	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Gacp II LP		Diversified Financials			25,000	25,702	—	—	25,000	25,702

Total Partnership Interest					59,000	59,035	—	—	59,000	59,035
Total Investments before Pro Forma Adjustments					702,897	692,283	238,931	218,367	941,829	910,649

Pro Forma Adjustments:
Estimated Purchase Price Allocation Adjustments	(1)									(14,898)

Total Investments					702,897	692,283	238,931	218,367	941,829	895,752

(1)

Upon consummation of the Mergers and in accordance with ASC 805-50, Business Combinations-Related Issues, Crescent Capital BDC will be required to allocate the purchase price of Alcentra Capital’s assets based on Crescent Capital BDC’s estimate of the fair value of such assets and record such fair value as the cost basis and initial fair value of each such investment in Crescent Capital BDC’s financial statements. In this regard, Crescent Capital BDC’s management determined that the fair value ascribed to Alcentra Capital’s investments should be reduced by approximately $14.9 million to reflect the lower fair value as determined by Crescent Capital BDC. As a result, such adjustment has been reflected in a single line item entitled “Estimated Purchase Price Allocation Adjustment.” However, a final determination of the fair value of Alcentra Capital’s investments will be made after the Mergers are completed and, as a result, the actual amount of this adjustment may vary from the preliminary amount set forth herein. Thus, the information set forth in the columns reflect historical amounts and have not been individually adjusted to reflect the Estimated Purchase Price Allocation Adjustment.

(2)	Has a payment-in-kind (PIK) interest feature.
(3)	The investment is on non-accrual status as of September 30, 2019.
(4)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion.
(5)

The negative cost, if applicable, is the result of the capitalized discount or unfunded commitment being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount or unfunded commitment on the loan.

(6)

As defined in the Investment Company Act, the portfolio company is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.

(7)

As defined in the Investment Company Act, the portfolio company is deemed to be a “controlled affiliated person” of Crescent Capital BDC because Crescent Capital BDC owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.

CAPITALIZATION

The following table sets forth (1) Crescent Capital BDC’s and Alcentra Capital’s actual capitalization as of September 30, 2019 and (2) Crescent Capital Maryland BDC’s pro forma capitalization as of September 30, 2019 giving effect to the Transactions as if they had been completed on such date. You should read this table together with Crescent Capital BDC’s and Alcentra Capital’s financial statements and the related notes thereto and the pro forma financial information and the related notes thereto, each included elsewhere in this joint proxy statement/prospectus.

The financial data is not intended to provide any indication of what the combined company’s actual financial position or results of operations would have been had the Transactions been completed on the date indicated or to project results of operations for any future date.

	As of September 30, 2019
	Actual Crescent Capital BDC	Actual Alcentra Capital	Pro Forma Crescent Capital BDC Combined
	(unaudited, dollar amounts in thousands except per share data)
Cash and cash equivalents	$18,083	$4,830	$15,559
Debt
Total Debt (net of deferred financing costs)	$319,486	$83,108	$422,846
Net Assets
Crescent Capital BDC preferred stock, par value $0.001 per share, 10,000 shares authorized, zero shares issued and outstanding, actual and pro forma	$—	$—	$—
Crescent Capital BDC Common Stock, par value $0.001 per share, 200,000,000 shares authorized, 19,549,661 shares issued and outstanding, actual, and 24,752,677 shares issued and outstanding, pro forma; Alcentra Capital Common Stock, par value $0.001 per share, 100,000,000 shares authorized, 12,875,566 shares issued and outstanding, actual	19	13	25
Paid-in capital in excess of par value	387,866	197,118	482,463
Accumulated loss	(7,062)	(55,757)	(7,062)

Total net assets	$380,823	$141,374	$475,426

Total capitalization	$700,309	$224,482	$898,272

CRESCENT CAPITAL BDC PROPOSAL #1: THE APPROVAL OF THE REINCORPORATION MERGER

Crescent Capital BDC is asking its stockholders to approve the Reincorporation Merger pursuant to the plan of merger included with this joint proxy statement/prospectus as Exhibit B to Amendment No. 1 (the “Reincorporation Plan of Merger”), which is attached as Annex B this joint-proxy statement/prospectus, the approval of which will result in Crescent Capital BDC’s reincorporation from the State of Delaware to the State of Maryland and being subject to the charter of the surviving corporation substantially in the form set forth in Exhibit A to the Merger Agreement.

The principal effects of the Reincorporation Merger, if approved by stockholders and effected, will be that:

•	The affairs of Crescent Capital BDC will cease to be governed by the corporate laws of the State of Delaware and will become subject to the corporate laws of the State of Maryland.

•

The separate legal existence of Crescent Capital BDC will cease and Crescent Capital Maryland BDC, as the surviving corporation, will succeed to all business, properties, assets, liabilities, rights, privileges and powers of Crescent Capital BDC, will have the same name and will continue with the same officers and directors of Crescent Capital BDC immediately prior to the Reincorporation Merger, as more fully described below.

•

If and when the Reincorporation Merger is consummated, all of the issued and outstanding shares of Crescent Capital BDC Common Stock will be exchanged into shares of Crescent Capital Maryland BDC Common Stock on a one-for-one basis. Crescent Capital BDC will continue to file periodic reports and other documents with the SEC. The Reincorporation Merger will not change the respective positions of Crescent Capital BDC or stockholders under federal securities laws.

•

Approval of the Reincorporation Merger will constitute, among other things, approval of the Crescent Capital BDC Maryland Charter. Shares of Crescent Capital Maryland BDC Common Stock will be subject to additional transfer restrictions under the Crescent Capital BDC Maryland Charter. During the period beginning with the effectiveness of the Reincorporation Merger and ending 365 days after the date of the Listing of Crescent Capital Maryland BDC Common Stock, any transfer (whether by sale, gift, merger, operation of law or otherwise), exchange, assignment, pledge, hypothecation or other disposition or encumbrance of any shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder attendant to the Reincorporation Merger is prohibited, and therefore will not be effective, until the later of (a) the date of such transfer or (b) 180 days after the date of the Listing for one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation Merger, 270 days after the date of Listing for another one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation and 365 days after the date of the Listing for the remaining one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation Merger, unless the Crescent Capital Maryland BDC Board provides prior written consent permitting an earlier effective date and the transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance is made in accordance with applicable securities and other laws.

•

For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired the Crescent Capital Maryland BDC Common Stock on the date they acquired their shares of Crescent Capital BDC.

•

The approval of the Reincorporation Merger will result in Crescent Capital BDC being subject to the Crescent Capital BDC Maryland Charter and the Crescent Capital BDC Maryland Bylaws, which will change some of your rights as a stockholder of Crescent Capital Maryland BDC. For additional information regarding the changes to your rights as a stockholder of Crescent Capital Maryland BDC, see “Comparison of Stockholder Rights” beginning on page 438. Although some of your rights as a stockholder will change as a result of the Reincorporation Merger, the Reincorporation Merger will not result in any material changes to Crescent Capital Maryland BDC’s business, management, assets, liabilities or net worth.

Following the effective time of the Reincorporation Merger, each outstanding certificate representing shares of Crescent Capital BDC Common Stock will continue to represent the same number of shares of Crescent Capital Maryland BDC Common Stock, and delivery of certificates for shares of common stock of Crescent Capital BDC will constitute “good delivery” for transactions in the shares of Crescent Capital Maryland BDC Common Stock. It will not be necessary for stockholders of Crescent Capital BDC to exchange their existing stock certificates for stock certificates of Crescent Capital Maryland BDC.

The Reincorporation Merger is being effected pursuant to Section 253 of the DGCL. Section 253 of the DGCL authorizes a corporation (the “parent corporation”) which owns at least 90% of the outstanding shares of each class of voting stock of another corporation (the “subsidiary corporation”) to merge itself into the subsidiary corporation, or to merge the subsidiary corporation into itself, without the approval of the stockholders of the subsidiary corporation. Under Sections 253(d) and 262(b)(3) of the DGCL, appraisal rights in a merger effected pursuant to Section 253 of the DGCL are available only to stockholders of the subsidiary corporation if the parent does not own 100% of the subsidiary corporation’s shares, and are not available to the stockholders of the parent corporation. Because the Reincorporation Merger will be effected pursuant to Section 253 of the DGCL and Crescent Capital BDC is the parent corporation in such merger, no appraisal rights are available to Crescent Capital BDC stockholders in connection with the Reincorporation Merger.

Pursuant to Section 253 of the DGCL, the Reincorporation Merger must be approved by a majority of the outstanding shares of Crescent Capital BDC in order for Crescent Capital BDC to effect the Reincorporation Merger, which is required for completion of the Mergers.

THE CRESCENT CAPITAL BDC BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT CRESCENT CAPITAL BDC STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE REINCORPORATION MERGER (INCLUDING THE REINCORPORATION PLAN OF MERGER AND THE CRESCENT CAPITAL BDC MARYLAND CHARTER).

Crescent Capital BDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, Crescent Capital BDC Proposal #1. The holders of a majority of the outstanding shares of Crescent Capital BDC Common Stock outstanding and entitled to vote at the Crescent Capital BDC Special Meeting must vote “FOR” the proposal in order for it to be approved. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the proposal.

CRESCENT CAPITAL BDC PROPOSAL #2: ISSUANCE OF CRESCENT CAPITAL MARYLAND BDC COMMON STOCK TO ALCENTRA CAPITAL STOCKHOLDERS PURSUANT TO THE MERGER AGREEMENT AT A PRICE THAT IS BELOW ITS THEN-CURRENT NAV PER SHARE, IF APPLICABLE

Crescent Capital BDC is asking its stockholders to approve the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable. It is a condition to completion of the Mergers that Crescent Capital Maryland BDC issue shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement. Upon completion of the Mergers, and subject to the terms and conditions of the Merger Agreement, each share of Alcentra Capital Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement—Merger Consideration.” For more information on the stockholder vote required for approval of the proposal under the Investment Company Act, see “The Special Meeting of Crescent Capital BDC—Vote Required—Crescent Capital BDC Proposal #2: Issuance of Crescent Capital Maryland BDC Common Stock to Alcentra Capital Stockholders Pursuant to the Merger Agreement at a Price Below its Then-Current NAV Per Share, If Applicable.”

The issuance of shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders (at a price below Crescent Capital BDC’s then-current NAV per share, if applicable) is necessary to complete the Mergers. Pursuant to the Investment Company Act, as described below, such an issuance must be approved by either (i) (1) a “majority of the outstanding voting securities” (as defined under the Investment Company Act) of Crescent Capital BDC Common Stock and (2) a “majority of the outstanding voting securities” (as defined under the Investment Company Act) of Crescent Capital BDC Common Stock held by persons that are not affiliated persons of Crescent Capital BDC or (ii) a majority of Crescent Capital BDC stockholders. The approval of the proposal is required for completion of the Mergers if the issuance of shares of Crescent Capital Maryland BDC Common Stock pursuant to the Merger Agreement is at a price below Crescent Capital BDC’s then-current NAV per share.

THE CRESCENT CAPITAL BDC BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT CRESCENT CAPITAL BDC STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF THE SHARES OF CRESCENT CAPITAL MARYLAND BDC CAPITAL COMMON STOCK TO ALCENTRA CAPITAL STOCKHOLDERS PURSUANT TO THE MERGER AGREEMENT AT A PRICE BELOW ITS THEN-CURRENT NAV PER SHARE, IF APPLICABLE.

Crescent Capital BDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, Crescent Capital BDC Capital Proposal #2. Approval of Crescent Capital BDC Proposal #2 may be obtained in either of two ways. First, the proposal will be approved for purposes of the Investment Company Act if (1) a “majority of the outstanding voting securities” of Crescent Capital BDC Common Stock and (2) a “majority of the outstanding voting securities” of Crescent Capital BDC Common Stock held by persons that are not affiliated persons of Crescent Capital BDC vote “FOR” the proposal. For these purposes, the Investment Company Act defines a “majority of the outstanding securities” (as described in the preceding sentence) as the lesser of (i) 67% or more of the outstanding shares of Crescent Capital BDC Common Stock present or represented by proxy at the Crescent Capital BDC Special Meeting if the holders of more than 50% of the shares of Crescent Capital BDC Common Stock are present or represented by proxy or (ii) more than 50% of the outstanding shares of Crescent Capital BDC Common Stock. In order to issue shares at a price below NAV pursuant to this approval, the Crescent Capital BDC Board would need to make certain determinations as required under the Investment Company Act. Second, the proposal can also be approved for purposes of the Investment Company Act if a majority of Crescent Capital BDC stockholders vote “FOR” the proposal, without regard to whether a majority of such shares are voted in favor of the proposal. For the purposes of approval under the Investment Company Act, abstentions and broker non-votes will have the effect of a vote “AGAINST” the proposal.

CRESCENT CAPITAL BDC PROPOSAL #3: THE APPROVAL OF THE PROPOSED CRESCENT CAPITAL BDC INVESTMENT ADVISORY AGREEMENT

Crescent Capital BDC is asking its stockholders to approve the Proposed Crescent Capital BDC Investment Advisory Agreement. Pursuant to the Investment Company Act, the Proposed Crescent Capital BDC Investment Advisory Agreement must be approved by a “majority of the outstanding voting securities” (as defined under the Investment Company Act) of Crescent Capital BDC and such approval is required for completion of the Mergers. See “Description of the Merger Agreement” for more information. For more information on the stockholder vote required for approval of the proposal under the Investment Company Act, see “The Special Meeting of Crescent Capital BDC—Vote Required—Crescent Capital BDC Proposal #3: The Approval of the Proposed Crescent Capital BDC Investment Advisory Agreement.”

Background

Crescent Capital BDC is seeking approval of the Proposed Crescent Capital BDC Investment Advisory Agreement. The Proposed Crescent Capital BDC Investment Advisory Agreement would amend the Crescent Capital BDC Investment Advisory Agreement primarily to:

•	reduce the annual base management fee from 1.5% to 1.25%;

•

waive a portion of the base management fee for the eighteen-month period following the First Merger such that the base management fee shall be charged at an annual rate of 0.75% of the gross assets of Crescent Capital BDC for such time period;

•	waive the income fee for the eighteen-month period following the First Merger;

•	increase the “hurdle amount” to which pre-incentive fee net investment income is compared from 1.50% to 1.75% per quarter; and

•

add clarifying language to provide that asset valuations related to the capital gains portion of the incentive fee shall be calculated using the purchase price paid by Crescent Capital BDC as the “cost” of such asset even if GAAP requires Crescent Capital BDC to record such cost at fair value in Crescent Capital BDC’s financial statements, whether such purchase price is higher or lower than the fair value of such asset (as determined in accordance with GAAP) at the time of acquisition.

A form of the Proposed Crescent Capital BDC Investment Advisory Agreement is attached as Annex D to this joint proxy statement/prospectus and is marked to show the proposed changes against the Crescent Capital BDC Investment Advisory Agreement. If the Mergers are not completed, the Crescent Capital BDC Investment Advisory Agreement will remain in place.

Overview of the Crescent Capital BDC Investment Advisory Agreement

The Crescent Capital BDC Investment Advisory Agreement became effective on June 2, 2015. Under the Crescent Capital BDC Investment Advisory Agreement, Crescent Capital BDC pays Crescent Cap Advisors a base management fee and an incentive fee for its services, which include originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring investments and monitoring investments and portfolio companies on an ongoing basis. Crescent Cap Advisors’ services under the Crescent Capital BDC Investment Advisory Agreement are not exclusive, and Crescent Cap Advisors is free to furnish similar or other services to others so long as its services to Crescent Capital BDC are not impaired.

Base Management Fee

The base management fee is calculated at an annual rate of 1.5% of Crescent Capital BDC’s gross assets, including assets purchased with borrowed funds or other forms of leverage but excluding cash and cash equivalents. For services rendered under the Crescent Capital BDC Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of Crescent Capital BDC’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately pro-rated. For purposes of the Crescent Capital BDC Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper maturing within one year of purchase. Crescent Cap Advisors, however, during periods prior to a Qualified IPO (as defined below) has agreed to waive its right to receive management fees in excess of the sum of (i) 0.25% of the aggregate committed but undrawn capital and (ii) 0.75% of the aggregate gross assets excluding cash (including capital drawn to pay Crescent Capital BDC’s expenses). A “Qualified IPO” is an initial public offering of Crescent Capital BDC’s common stock that results in an unaffiliated public float of at least the lower of $75 million or 15% of the aggregate capital commitments received prior to the date of such initial public offering. Crescent Cap Advisors will not be permitted to recoup any waived amounts at any time and the waiver agreement may not by modified or terminated prior to a “Qualified IPO” without the approval of the Crescent Capital BDC Board. The issuance of Crescent Capital BDC Common Stock in the First Merger will constitute a “Qualified IPO” under the terms of the Crescent Capital BDC Investment Advisory Agreement.

Incentive Fee

Crescent Capital BDC pays Crescent Cap Advisors an incentive fee. The incentive fee consists of two parts—an incentive fee based on income and an incentive fee based on capital gains.

The first part, the income incentive fee, which is described in more detail in the bullet points below, is calculated and payable quarterly in arrears and (a) equals 100% of the excess of Crescent Capital BDC’s pre-incentive fee net investment income for the immediately preceding calendar quarter, over a preferred return of 1.5% per quarter (6% annualized), (the “Hurdle”), and a catch-up feature, until Crescent Cap Advisors has received, (i) prior to a Qualified IPO, 15%, or (ii) after a Qualified IPO, 17.5%, of the pre-incentive fee net investment income for the current quarter up to, (i) prior to a Qualified IPO, 1.7647%, or (ii) after a Qualified IPO, 1.8182% (the “Catch-up”), and (b) (i) prior to a Qualified IPO, 15% or (ii) after a Qualified IPO, 17.5%, of all remaining pre-incentive fee net investment income above the “Catch-up.”

The second part, the capital gains incentive fee, is determined and payable in arrears as of the end of each fiscal year (or upon a Qualified IPO or termination of the Crescent Capital BDC Investment Advisory Agreement), (i) prior to a Qualified IPO, 15%, or (ii) after a Qualified IPO, 17.5%, of Crescent Capital BDC’s realized capital gains, if any, on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The issuance of Crescent Capital BDC Common Stock in the First Merger will constitute a “Qualified IPO” under the terms of the Crescent Capital BDC Investment Advisory Agreement.

Income Incentive Fee

Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that Crescent Capital BDC receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the CCAP Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, OID, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that Crescent Capital BDC has not yet received in cash. See “Risk Factors—Risks Relating to Crescent Capital BDC—Risks Relating to Crescent Capital BDC’s Business and Structure—Crescent Capital BDC’s management and incentive fee structure may create incentives for Crescent Cap Advisors that are not fully aligned with the interests of Crescent Capital BDC’s stockholders and may induce Crescent Cap Advisors to make speculative investments.”

Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that Crescent Capital BDC may pay an incentive fee in a quarter where it incurs a loss. For example, if Crescent Capital BDC receives pre-incentive fee net investment income in excess of the Hurdle rate for a quarter, Crescent Capital BDC will pay the applicable incentive fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses.

In calculating the income incentive fee, pre-incentive fee net investment income is compared to a “Hurdle Amount” equal to the product of (i) the Hurdle rate of 1.50% per quarter (6.00% annualized) and (ii) Crescent Capital BDC’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), at the end of the immediately preceding calendar quarter.

Prior to the occurrence of a Qualified IPO, the income incentive fee in each calendar quarter is calculated as follows:

•	no income incentive fee in any calendar quarter in which Crescent Capital BDC’s pre-incentive fee net investment income does not exceed the Hurdle Amount;

•

100% of Crescent Capital BDC’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the “Pre-Qualified IPO Catch-Up Amount”) determined on a quarterly basis by multiplying 1.7647% by Crescent Capital BDC’s net assets (as defined above) at the beginning of each applicable calendar quarter. The Pre-Qualified IPO Catch-Up Amount is intended to provide Crescent Cap Advisors with an incentive fee of 15% on all of Crescent Capital BDC’s pre-incentive fee net investment income when Crescent Capital BDC’s pre-incentive fee net investment income reaches the Pre-Qualified IPO Catch-Up Amount in any calendar quarter; and

•

for any calendar quarter in which Crescent Capital BDC’s pre-incentive fee net investment income exceeds the Pre-Qualified IPO Catch-Up Amount, the income incentive fee shall equal 15% of the amount of all remaining Crescent Capital BDC’s pre-incentive fee net investment income for the calendar quarter;

provided, that Crescent Cap Advisors agreed to waive its rights under the Crescent Capital BDC Investment Advisory Agreement to the income incentive fee for the period from April 1, 2018 through the earlier of (i) the date of a Qualified IPO or (ii) the dissolution and wind down of Crescent Capital BDC.

Under the Crescent Capital BDC Investment BDC Advisory Agreement, on and after the occurrence of a Qualified IPO (including the First Merger), Crescent Capital BDC will pay the income incentive fee in each calendar quarter as follows:

•	no income incentive fee in any calendar quarter in which Crescent Capital BDC’s pre-incentive fee net investment income does not exceed the Hurdle Amount;

•

100% of Crescent Capital BDC’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the “Post-Qualified IPO Catch-Up Amount”) determined on a quarterly basis by multiplying 1.8182% by Crescent Capital BDC’s net assets (as defined above) at the beginning of each applicable calendar quarter. The Post-Qualified IPO Catch-Up Amount is intended to provide Crescent Cap Advisors with an incentive fee of 17.5% on all of Crescent Capital BDC’s pre-incentive fee net investment income when Crescent Capital BDC’s pre-incentive fee net investment income reaches the Post-Qualified IPO Catch-Up Amount in any calendar quarter; and

•

for any calendar quarter in which Crescent Capital BDC’s pre-incentive fee net investment income exceeds the Post-Qualified IPO Catch-Up Amount, the income incentive fee shall equal 17.5% of the amount of all remaining Crescent Capital BDC’s pre-incentive fee net investment income for the calendar quarter.

These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases by Crescent Capital BDC during the current quarter. If the First Merger occurs on a date other than the first day of a calendar quarter, the income incentive fee shall be calculated for such calendar quarter at a weighted rate calculated based on the fee rates applicable before and after the First Merger based on the number of days in such calendar quarter before and after the First Merger.

Capital Gains Incentive Fee

The capital gains incentive fee is determined and payable in arrears in cash as of the end of each fiscal year (or upon termination of the Crescent Capital BDC Investment Advisory Agreement, as of the termination date), and equals (i) 15% of Crescent Capital BDC’s realized capital gains as of the end of the fiscal year prior to a Qualified IPO, and (ii) 17.5% of Crescent Capital BDC’s realized capital gains as of the end of the fiscal year after a Qualified IPO. In determining the capital gains incentive fee payable to Crescent Cap Advisors, Crescent Capital BDC calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since Crescent Capital BDC’s inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in Crescent Capital BDC’s portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since Crescent Capital BDC’s inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since Crescent Capital BDC’s inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for Crescent Capital BDC’s calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to Crescent Capital BDC’s portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year will equal 15% or 17.5%, as applicable, of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of Crescent Capital BDC’s portfolio in all prior years as calculated in accordance with the below after a Qualified IPO; provided, that Crescent Cap Advisors agreed to waive its rights under the Crescent Capital BDC Investment Advisory Agreement to the capital gain incentive fee for the period from April 1, 2018 through the earlier of (i) the date of a Qualified IPO or (ii) the dissolution and wind down of Crescent Capital BDC.

If a Qualified IPO occurs on a date other than the first day of a fiscal year, a capital gains incentive fee shall be calculated as of the day before the Qualified IPO, with such capital gains incentive fee paid to Crescent Cap Advisors following the end of the fiscal year in which the Qualified IPO occurred. For the avoidance of doubt, such capital gains incentive fee shall be equal to 15.0% of Crescent Capital BDC’s realized capital gains on a cumulative basis from inception through the day before the Qualified IPO, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. Following a Qualified IPO, solely for the purposes of calculating the capital gains incentive fee, Crescent Capital BDC will be deemed to have previously paid capital gains incentive fees prior to a Qualified IPO equal to the product obtained by multiplying (a) the actual aggregate amount of previously paid capital gains incentive fees for all periods prior to a Qualified IPO by (b) the percentage obtained by dividing (x) 17.5% by (y) 15.0%. In the event that the Crescent Capital BDC Investment Advisory Agreement shall terminate as of a date that is not a fiscal year end, the termination date shall be treated as though it were a fiscal year end for purposes of calculating and paying a capital gains incentive fee.

Term

The Crescent Capital BDC Investment Advisory Agreement has been unanimously approved by the Crescent Capital BDC Board. Unless earlier terminated as described below, the Crescent Capital BDC Investment Advisory Agreement will remain in effect until June 2, 2020 and will remain in effect from year to year thereafter if approved annually by (i) the vote of the Crescent Capital BDC Board, or by the vote of a majority of the outstanding voting securities of Crescent Capital BDC, and (ii) the vote of a majority of Crescent Capital BDC’s independent directors. The Crescent Capital BDC Investment Advisory Agreement will automatically terminate in the event of its assignment (as defined in the Investment Company Act). The Crescent Capital BDC Investment Advisory Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. See “Risk Factors—Risks Relating to Crescent Capital BDC—Risks Relating to Crescent Capital BDC’s Business and Structure—Crescent Capital BDC is dependent upon key personnel of CCG LP and Crescent Cap Advisors.”

Indemnification

Under the Crescent Capital BDC Investment Advisory Agreement, Crescent Cap Advisors has not assumed any responsibility to Crescent Capital BDC other than to render the services called for under that agreement. Crescent Cap Advisors will not be responsible for any action of the Crescent Capital BDC Board in following or declining to follow Crescent Cap Advisors’ advice or recommendations. Under the Crescent Capital BDC Investment Advisory Agreement, Crescent Cap Advisors, its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with Crescent Cap Advisors, including, without limitation, CCAP Administration, and any person controlling or controlled by Crescent Cap Advisors will not be liable to Crescent Capital BDC, any subsidiary of Crescent Capital BDC, Crescent Capital BDC’s directors, Crescent Capital BDC’s stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Crescent Capital BDC Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that Crescent Cap Advisors owes to Crescent Capital BDC under the Crescent Capital BDC Investment Advisory Agreement. In addition, as part of the Crescent Capital BDC Investment Advisory Agreement, Crescent Capital BDC has agreed to indemnify Crescent Cap Advisors and each of its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with Crescent Cap Advisors, from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with Crescent Capital BDC’s business and operations or any action taken or omitted on Crescent Capital BDC’s behalf pursuant to authority granted by the Crescent Capital BDC Investment Advisory Agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under the Crescent Capital BDC Investment Advisory Agreement. These protections may lead Crescent Cap Advisors to act in a riskier manner when acting on Crescent Capital BDC’s behalf than it would when acting for its own account.

United States federal and state securities laws may impose liability under certain circumstances on persons who act in good faith. Nothing in the Crescent Capital BDC Investment Advisory Agreement constitutes a waiver or limitation of any rights that Crescent Capital BDC may have under any applicable federal or state securities laws.

Fees Paid in the Most Recent Fiscal Year

For the year ended December 31, 2018, Crescent Capital BDC incurred base management fees, which are net of waived amounts, of $3,384,980, of which $963,009 was payable at December 31, 2018. For the year ended December 31, 2018, Crescent Capital BDC incurred income incentive fees, which are net of waived amounts, of $554,978 of which $0 was payable at December 31, 2018. No capital gains incentive fees were incurred for the year ended December 31, 2018.

Revisions to the Crescent Capital BDC Investment Advisory Agreement in the Proposed Crescent Capital BDC Investment Advisory Agreement

The following paragraphs briefly summarize the important changes included in the Proposed Crescent Capital BDC Investment Advisory Agreement, but for a complete understanding of the changes you should read Annex D to this joint proxy statement/prospectus.

Amendments to the Base Management Fee

Under the Proposed Crescent Capital BDC Investment Advisory Agreement, the base management fee would be reduced from 1.5% to 1.25%. In addition, Crescent Cap Advisors has agreed to waive a portion of the base management fee for the eighteen-month period following the First Merger such that the base management fee shall be charged at an annual rate of 0.75% of the gross assets of Crescent Capital BDC for such time period.

Amendment to Income Incentive Fee Quarterly Hurdle Rate

Under the Proposed Crescent Capital BDC Investment Advisory Agreement, the hurdle rate to which pre-incentive fee net investment income is compared would be increased from 1.50% to 1.75% per quarter (from 6.00% to 7.00% annualized) (the “Modified Hurdle”). In addition, Crescent Cap Advisors has agreed to waive the Income Fee for the eighteen-month period following the First Merger.

Under the Proposed Crescent Capital BDC Investment BDC Advisory Agreement, Crescent Capital BDC will pay the income incentive fee in each calendar quarter as follows:

•	no income incentive fee in the calendar quarter in which Crescent Capital BDC’s pre-incentive fee net investment income does not exceed the Modified Hurdle;

•

100% of Crescent Capital BDC’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Modified Hurdle but is less than or equal to 2.1212% in the calendar quarter; and

•	the income incentive fee shall equal 17.5% of the amount of Crescent Capital BDC’s pre-incentive fee net investment income, if any, that exceeds 2.1212% in the calendar quarter.

The following is a graphical representation of the calculation of the income related portion of the incentive fee under the Proposed Crescent Capital BDC Investment Advisory Agreement (without giving effect to the eighteen-month waiver):

Quarterly Income Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income return

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income based fee

Amendments to the Capital Gains Incentive Fee

Under the Proposed Crescent Capital BDC Investment Advisory Agreement, if Crescent Capital BDC is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by Crescent Capital BDC (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the capital gains portion of the incentive fee, the “accreted or amortized cost basis” of an investment shall be an amount (the “Contractual Cost Basis”) equal to (1)(x) the actual amount paid by Crescent Capital BDC for such investment plus (y) any amounts recorded in Crescent Capital BDC’s financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in Crescent Capital BDC’s financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in Crescent Capital BDC’s financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition. In connection with the foregoing, in the event investments are purchased in a single transaction or series of related transactions for an aggregate purchase price without Crescent Capital BDC allocating such purchase price to specific investments, Crescent Capital BDC may assign a contractual cost basis to a specific investment equal to such investment’s Pro Rata Share of such aggregate purchase price paid. “Pro Rata Share” means the resulting percentage determined using the amount at which a specific investment acquired in a single transaction or series of related transactions is recorded in its financial statements at the time of acquisition according to GAAP divided by the total amount at which all investments acquired in the same transaction or series of related transactions are recorded in its financial statements at the time of acquisition according to GAAP.

Amendment to Qualified IPO Provisions and other revisions

The Crescent Capital BDC Investment Advisory Agreement currently contains certain provisions that, by their terms, shall apply only prior to a Qualified IPO. The Proposed Crescent Capital BDC Investment Advisory Agreement would remove these provisions from the agreement because the issuance of the Crescent Capital BDC Common Stock in connection with the First Merger constitutes a Qualified IPO. Other revisions included in the Proposed Crescent Capital BDC Investment Advisory Agreement were included to provide more detail about what expenses are reimbursed by Crescent Capital BDC.

The Proposed Crescent Capital BDC Investment Advisory Agreement also contemplates a separate license agreement with CCG LP under which CCG LP would agree to grant Crescent Capital BDC a non-exclusive, royalty-free license to use the name “Crescent Capital.”

Effect of the Proposed Crescent Capital BDC Investment Advisory Agreement on Advisory Fees

On a pro forma basis as of September 30, 2019 assuming the closing of the First Merger on such date, the aggregate impact of the amendments reflected in the Proposed Crescent Capital BDC Investment Advisory Agreement would be to decrease the advisory fees payable by Crescent Capital BDC. Specifically under the Proposed Crescent Capital BDC Investment Advisory Agreement, the base management fee would be reduced from 1.5% to 1.25%, which would have reduced the base management fees, before any potential waivers, that would have been payable by Crescent Capital BDC for the year ended December 31, 2018 if a Qualified IPO had happened on January 1, 2018 by 20% from $5,987,170 to $4,989,308. Because of waivers in place prior to a Qualified IPO, the base management fee payable under the Proposed Crescent Capital BDC Investment Advisory Agreement would be higher by 47.4% than the $3,384,980 paid by Crescent Capital BDC for the year ended December 31, 2018.

Examples of Quarterly Incentive Fee Calculation under the Proposed Crescent Capital BDC Investment Advisory Agreement

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle (1) = 1.75%

Base management fee(2) = 0.3125%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 0.7375%

Pre-Incentive Fee Net Investment Income does not exceed the hurdle; therefore, there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.60%

Hurdle (1) = 1.75%

Base management fee (2) = 0.3125%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 2.0875%

Incentive fee	= 17.5% x Pre-Incentive Fee Net Investment Income, subject to “catch-up” (4)

= 2.0875%—1.75%

= 0.3375%

= 100% x 0.3375%

= 0.3375%

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Hurdle(1) = 1.75%

Base management fee (2) = 0.3125%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 2.4875%

Incentive fee	= 17.5% x Pre-Incentive Fee Net Investment Income, subject to “catch-up”(3)

Incentive fee	= 100% x “catch-up” (4) + (17.5% x (Pre-Incentive Fee Net Investment Income—2.1212%))

Catch-up	= 2.1212%—1.75%

= 0.3712%

= (100% x 0.3712%) + (17.5% x (2.4875%—2.1212%))

= 0.3712% + (17.5% x 0.3663%)

= 0.3712% + 0.06410%

= 0.43530%

*	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(1)	Represents 7.0% annualized hurdle.
(2)	Represents 1.25% annualized base management fee.
(3)	Excludes offering expenses.
(4)

The “catch-up” provision is intended to provide the Crescent Cap Advisors with an incentive fee of 17.5% on all of Crescent Capital BDC’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when Crescent Capital BDC’s pre-incentive fee net investment income exceeds 2.1212% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Assumptions

Year 1 = no net realized capital gains or losses

Year 2 = 6% realized capital gains and 1% realized capital losses and unrealized capital depreciation, capital gain incentive fee = 17.5% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 incentive fee	= 17.5% x (0)

= 0

= no incentive fee

Year 2 incentive fee	= 17.5% x (6%—1%)

= 17.5% x 5%

= 0.875%

Board Considerations

On October 2, 2019, the Crescent Capital BDC Board held an in-person meeting to consider the approval of the Proposed Crescent Capital BDC Investment Advisory Agreement. The independent directors of Crescent Capital BDC were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Crescent Cap Advisors. In considering the approval of the Proposed Crescent Capital BDC Investment Advisory Agreement, the Crescent Capital Board, including the independent directors, considered all factors that it believed to be relevant, including those discussed below. The Crescent Capital Board did not identify any one factor as dispositive, and each director may have attributed different weights to the factors considered. In its consideration of the approval of the Proposed Crescent Capital BDC Investment Advisory Agreement, the Crescent Capital BDC Board, including the independent directors, considered, among other things:

•	the nature, extent and quality of the services provided, and expected to continue to be provided, to Crescent Capital BDC by Crescent Cap Advisors;

•

the advisory fees paid, and proposed to be paid, by Crescent Capital BDC as compared to the advisory fees paid by other funds and accounts managed by Crescent Cap Advisors with similar investment strategies as well as the fees and expenses of comparable BDCs;

•	the investment performance of Crescent Capital BDC and Crescent Cap Advisors;

•

the costs of the services provided, and proposed to be provided, by Crescent Cap Advisors (including the base management fee, the income incentive fee and the capital gains incentive fee (including the applicable hurdle rates and conditions) and expense ratios) and comparative data based on publicly available information;

•

the potential for, and sharing of, economies of scale in investment management given the directly originated nature of Crescent Capital BDC’s investment portfolio and resources dedicated by Crescent Cap Advisors thereto, including in light of the Alcentra Acquisition;

•	Crescent Cap Advisors’ pro forma profitability with respect to managing Crescent Capital BDC based on financial information provided by Crescent Cap Advisors;

•	any additional benefits to be derived by Crescent Cap Advisors and its affiliates as a result of Crescent Capital BDC’s relationship with Crescent Cap Advisors; and

•	various other matters, including the alignment of interests of Crescent Capital BDC’s stockholders.

The Crescent Capital BDC Board, including the independent directors, reviewed the materials provided by Crescent Cap Advisors in response to a request for information. The directors also considered the materials previously prepared by their legal and financial advisors and Crescent Cap Advisors in connection with the Transactions and referred to their discussions and considerations in connection with approval of the Transactions. Representatives of Crescent Cap Advisors reviewed with the Crescent Capital BDC Board the principal changes from the Crescent Capital BDC Investment Advisory Agreement to the Proposed Crescent Capital BDC Investment Advisory Agreement, which were intended to reduce the overall fee rate payable by Crescent Capital BDC by means of a reduction in the annual base management fee rate, fee waivers in connection with the Transactions, and an increase in the “hurdle amount.” Representatives of Crescent Cap Advisors also discussed the rationale for the proposed changes, including overall support and alignment of interests with Crescent Capital BDC’s stockholders.

In light of the proposed advisory fee reductions, the Crescent Capital BDC Board considered the nature, extent and quality of services to be provided to Crescent Capital BDC by Crescent Cap Advisors under the Proposed Crescent Capital BDC Investment Advisory Agreement. The Crescent Capital BDC Board noted that the nature, extent and quality of services provided by Crescent Cap Advisors under the Crescent Capital BDC Investment Advisory Agreement would not change under the Proposed Crescent Capital BDC Investment Advisory Agreement, including that there were no anticipated changes to the personnel who currently provide investment advisory services to Crescent Capital BDC.

In evaluating the Proposed Crescent Capital BDC Investment Advisory Agreement, the Crescent Capital BDC Board also relied on its previous knowledge, gained through meetings and other interactions with Crescent Cap Advisors, including with respect to the Transactions, of Crescent Cap Advisors and the services provided to Crescent Capital BDC by Crescent Cap Advisors. The Crescent Capital BDC Board also relied on information received on a routine and regular basis throughout the year relating to the operations of Crescent Capital BDC and the investment management and other services provided under the Crescent Capital BDC Investment Advisory Agreement, including information on the investment performance of Crescent Capital BDC, the general market outlook as applicable to Crescent Capital BDC, and compliance reports. In addition, in considering the Proposed Crescent Capital BDC Investment Advisory Agreement, the Crescent Capital BDC Board had the benefit of its recent annual review of the Crescent Capital BDC Investment Advisory Agreement. Representatives of Crescent Cap Advisors stated that there were no material changes to the information provided in connection with that annual review other than discussed with the Crescent Capital BDC Board in connection with the Transactions.

This discussion of the information and factors considered by the Crescent Capital BDC Board includes the material factors considered by the Crescent Capital BDC Board but it is not intended to be exhaustive and may not include all the factors considered by the Crescent Capital BDC Board. In view of the wide variety of factors considered in connection with its evaluation of the Transactions and the complexity of those matters, the Crescent Capital BDC Board did not quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the Proposed Crescent Capital BDC Investment Advisory Agreement. The Crescent Capital BDC Board viewed its position as being based on the totality of the information presented to it and the factors considered by it, including its discussions with, and questioning of, members of Crescent Capital BDC’s management and outside legal and financial advisors.

At the conclusion of these discussions, the Crescent Capital BDC Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the Proposed Crescent Capital BDC Investment Advisory Agreement. Based on the information reviewed and the factors detailed above, the Crescent Capital BDC Board, including the independent directors, unanimously approved the Proposed Crescent Capital BDC Investment Advisory Agreement and unanimously recommended the approval of the Proposed Crescent Capital BDC Investment Advisory Agreement by stockholders of Crescent Capital BDC.

THE CRESCENT CAPITAL BDC BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT CRESCENT CAPITAL BDC STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PROPOSED CRESCENT CAPITAL BDC INVESTMENT ADVISORY AGREEMENT.

Crescent Capital BDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, Crescent Capital BDC Capital Proposal #3. Approval of Crescent Capital BDC Proposal #3 requires the affirmative vote of a “majority of the outstanding voting securities” of Crescent Capital BDC. Under the Investment Company Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of Crescent Capital BDC Common Stock present or represented by proxy at the Crescent Capital BDC Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Crescent Capital BDC Special Meeting or (b) more than 50% of the outstanding shares of Crescent Capital BDC Common Stock. Abstentions and broker non-votes, if any, will have the effect of a vote “AGAINST” Crescent Capital BDC Proposal #3.

CRESCENT CAPITAL BDC PROPOSAL #4: POSSIBLE ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY OR APPROPRIATE

The Crescent Capital BDC Special Meeting may be adjourned to another time and place to permit further solicitation of proxies, if necessary or appropriate, to obtain additional proxies if there are not sufficient votes to approve the Reincorporation Merger, the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, and the approval of the Proposed Crescent Capital BDC Investment Advisory Agreement. The Crescent Capital BDC Board does not intend to propose adjournment of the Crescent Capital BDC Special Meeting, as applicable, if there are sufficient votes to approve the Reincorporation Merger, the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, and the approval of the Proposed Crescent Capital BDC Investment Advisory Agreement.

Crescent Capital BDC is asking its stockholders to authorize the holder of any proxy solicited by the Crescent Capital BDC Board to vote in favor of any adjournment of the Crescent Capital BDC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Reincorporation Merger, the issuance of the shares of Crescent Capital Maryland BDC Common Stock to Alcentra Capital stockholders pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable, and the Proposed Crescent Capital BDC Investment Advisory Agreement. The approval of these proposals is required for the completion of the Mergers and so Crescent Capital BDC stockholders are being asked to approve any adjournment that is necessary or appropriate, to obtain additional proxies if there are not sufficient votes to approve such proposals.

THE CRESCENT CAPITAL BDC BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT CRESCENT CAPITAL BDC STOCKHOLDERS VOTE “FOR” THE APPROVAL OF ANY ADJOURNMENTS OF THE CRESCENT CAPITAL BDC SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE MEETING TO APPROVE THE REINCORPORATION MERGER, THE ISSUANCE OF THE SHARES OF CRESCENT CAPITAL MARYLAND BDC COMMON STOCK TO ALCENTRA CAPITAL STOCKHOLDERS PURSUANT TO THE MERGER AGREEMENT AT A PRICE BELOW ITS THEN-CURRENT NAV PER SHARE, IF APPLICABLE, AND THE PROPOSED CRESCENT CAPITAL BDC INVESTMENT ADVISORY AGREEMENT.

Crescent Capital BDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal. A majority of the votes cast by the holders of Crescent Capital BDC Common Stock present or represented by proxy and entitled to vote at the Crescent Capital BDC Special Meeting must vote “FOR” the proposal in order for it to be approved. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

ALCENTRA CAPITAL PROPOSAL #1: APPROVAL OF THE FIRST MERGER

At the Alcentra Capital Special Meeting, Alcentra Capital is asking its stockholders to approve the First Merger, in which Acquisition Sub will merge with and into Alcentra Capital, with Alcentra Capital as the surviving company and a wholly owned subsidiary of Crescent Capital Maryland BDC, pursuant to the Merger Agreement. Under the MGCL, the First Merger must be approved by the holders of a majority of the outstanding shares of Alcentra Capital Common Stock entitled to vote at the Alcentra Capital Special Meeting, and the approval of the First Merger is required for the completion of the Mergers. The First Merger will be followed immediately by the Second Merger, in which Alcentra Capital will merge with and into Crescent Capital Maryland BDC, with Crescent Capital Maryland BDC surviving the Second Merger. Upon completion of the Mergers, and subject to the terms and conditions of the Merger Agreement, each share of Alcentra Capital Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement—Merger Consideration.” For more information on the Alcentra Capital stockholder vote required for approval of Alcentra Capital Proposal #1, see “The Special Meeting of Alcentra Capital—Record Date; Vote Required.”

THE ALCENTRA CAPITAL BOARD OF DIRECTORS, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UPON RECOMMENDATION FROM THE INDEPENDENT DIRECTOR COMMITTEE, UNANIMOUSLY RECOMMENDS THAT ALCENTRA CAPITAL STOCKHOLDERS VOTE “FOR” THE ALCENTRA CAPITAL PROPOSAL #1.

Alcentra Capital stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal to approve Alcentra Capital Proposal #1. The affirmative vote of the holders of a majority of the outstanding shares of Alcentra Capital Common Stock entitled to vote at the Alcentra Capital Special Meeting “FOR” Alcentra Capital Proposal #1 is required to approve Alcentra Capital Proposal #1. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of this proposal. Proxies received will be voted “FOR” the approval of Alcentra Capital Proposal #1 unless the applicable Alcentra Capital stockholder designates otherwise.

ALCENTRA CAPITAL PROPOSAL #2: POSSIBLE ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY OR APPROPRIATE

The Alcentra Capital Special Meeting may be adjourned to another time and place to permit further solicitation of proxies, if necessary or appropriate, to obtain additional proxies if there are not sufficient votes to approve Alcentra Capital Proposal #1. The Alcentra Capital Board does not intend to propose adjournment of the Alcentra Capital Special Meeting if there are sufficient votes to approve Alcentra Capital Proposal #1.

Alcentra Capital is asking its stockholders to authorize the holder of any proxy solicited by the Alcentra Capital Board to vote in favor of any adjournment of the Alcentra Capital Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the meeting to approve Alcentra Capital Proposal #1. The approval of Alcentra Capital Proposal #1 is required for the completion of the Mergers and so Alcentra Capital stockholders are being asked to approve any adjournment that is necessary or appropriate, to obtain additional proxies if there are not sufficient votes to approve Alcentra Capital Proposal #1.

THE ALCENTRA CAPITAL BOARD OF DIRECTORS, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UPON RECOMMENDATION FROM THE INDEPENDENT DIRECTOR COMMITTEE, UNANIMOUSLY RECOMMENDS THAT ALCENTRA CAPITAL STOCKHOLDERS VOTE “FOR” THE APPROVAL OF ANY ADJOURNMENTS OF THE ALCENTRA CAPITAL SPECIAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE MEETING TO APPROVE ALCENTRA CAPITAL PROPOSAL #1.

Alcentra Capital stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal. A majority of the votes cast by the holders of Alcentra Capital Common Stock present or represented and entitled to vote at the Alcentra Capital Special Meeting must vote “FOR” the proposal in order for it to be approved. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

MARKET PRICE INFORMATION

There is currently no publicly traded market for Crescent Capital BDC Common Stock. If the Transactions are successfully consummated, Crescent Capital Maryland BDC Common Stock is expected to be listed on NASDAQ under the symbol “CCAP,” with such listing expected to be effective as of the closing date of the Mergers. It is not possible to predict whether the combined company’s common stock will trade at, above, or below the NAV of Crescent Capital BDC Common Stock following the completion of the Mergers. See “Risk Factors—Risks Relating to the Transactions— Crescent Capital Maryland BDC expects to apply to list shares of Crescent Capital Maryland BDC Common Stock on NASDAQ, with such listing to be effective at the Effective Time. After such listing, shares of Crescent Capital Maryland BDC Common Stock may trade at a discount from NAV, which could limit Crescent Capital Maryland BDC’s ability to raise additional equity capital” and “Risk Factors—Risks Relating to the Transactions—There is currently no market for Crescent Capital BDC Common Stock or Crescent Capital Maryland BDC Common Stock, and there can be no certainty as to trading prices of the Crescent Capital Maryland BDC Common Stock following consummation of the Mergers.”

Alcentra Capital Common Stock trades on the Nasdaq Global Select Market under the symbol “ABDC.” Alcentra Capital Common Stock has historically traded at prices both above and below its NAV.

The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year, the NAV per share of Alcentra Capital Common Stock, the range of high and low actual closing sales prices of Alcentra Capital, the closing sales price as a premium (discount) to NAV and the dividends declared by Alcentra Capital. On December 6, 2019, the last reported actual sales price of Alcentra Capital Common Stock on the Nasdaq Global Select Market was $9.00 per share, which represented a discount of approximately 18.03% to the NAV per share reported by Alcentra Capital as of September 30, 2019.

	Net Asset Value(1)	Closing Sales Price(2)		High Sales Premium (Discount) to Net Asset Value(3)	Low Sales Premium (Discount) to Net Asset Value(3)
		High	Low
Year ended December 31, 2017
First quarter	$13.43	$14.00	$11.89	4%	(11)%
Second quarter	$12.73	$14.49	$13.15	14%	3%
Third quarter	$12.27	$13.53	$10.24	10%	(17)%
Fourth quarter	$11.09	$10.68	$7.03	(4)%	(37)%
Year ended December 31, 2018
First quarter	$11.22	$8.88	$6.11	(21)%	(46)%
Second quarter	$11.01	$7.19	$6.00	(35)%	(46)%
Third quarter	$11.08	$6.72	$5.96	(39)%	(46)%
Fourth quarter	$11.13	$7.00	$5.63	(37)%	(49)%
Year ending December 31, 2019
First quarter	$11.17	$7.76	$6.64	(31)%	(41)%
Second quarter	$11.02	$8.69	$7.50	(21)%	(32)%
Third quarter	$10.98	$9.24	$8.12	(16)%	(26)%
Fourth quarter (through December 6, 2019)	*	$9.06	$8.79	*	*

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)	Closing sales price as provided by NASDAQ.
(3)	Calculated based on the respective high or low closing sales price divided by the quarter-end NAV and subtracting 1.
*	Not determinable at the time of filing.

BUSINESS OF CRESCENT CAPITAL BDC

Crescent Capital BDC was formed on February 5, 2015 (“Inception”) as a Delaware corporation structured as an externally managed, closed-end, non-diversified management investment company. Crescent Capital BDC commenced investment operations on June 26, 2015 (“Commencement”). Crescent Capital BDC has elected to be treated as a BDC under the Investment Company Act. In addition, Crescent Capital BDC has elected to be treated for U.S. federal income tax purposes as RIC under Subchapter M of the Code. As a RIC, Crescent Capital BDC will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

Crescent Capital BDC is managed by Crescent Cap Advisors, an investment adviser that is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). CCAP Administration provides the administrative services necessary for Crescent Capital BDC to operate. Crescent Capital BDC’s management consists of investment and administrative professionals from Crescent Cap Advisors and CCAP Administration along with the Crescent Capital BDC Board. Crescent Cap Advisors directs and executes the investment operations and capital raising activities of Crescent Capital BDC subject to oversight from the Crescent Capital BDC Board, which sets the broad policies of Crescent Capital BDC. The Crescent Capital BDC Board has delegated investment management of Crescent Capital BDC’s investment assets to Crescent Cap Advisors. The Crescent Capital BDC Board consists of five directors, three of whom are independent.

A portion of the outstanding shares of Crescent Capital BDC Common Stock are owned by CCG LP. CCG LP is also the majority member of Crescent Cap Advisors and sole member of CCAP Administration. Crescent Capital BDC has entered into a license agreement with CCG LP under which CCG LP granted Crescent Capital BDC a non-exclusive, royalty-free license to use the name “Crescent Capital.” Crescent Cap Advisors has entered into a resource sharing agreement with CCG LP.

Crescent Capital BDC’s primary investment objective is to maximize the total return to Crescent Capital BDC’s stockholders in the form of current income and capital appreciation through debt and related equity investments. Crescent Capital BDC seeks to achieve its investment objectives by investing primarily in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured, mezzanine and subordinated debt), as well as related equity securities of private U.S. middle-market companies. “Middle-market companies” means companies that have annual earnings before interest, income taxes, depreciation and amortization (“EBITDA”), which Crescent Capital BDC believes is a useful proxy for cash flow, of $10 million to $250 million. Crescent Capital BDC may on occasion invest in larger or smaller companies. Crescent Capital BDC’s investments may include non-cash income features, including PIK interest and OID. Crescent Capital BDC may also invest in securities that are rated below investment grade (e.g., junk bonds) by rating agencies or that would be rated below investment grade if they were rated. As a BDC, Crescent Capital BDC may also invest up to 30% of its portfolio opportunistically in “non-qualifying” portfolio investments. See “Regulation of Crescent Capital BDC—Qualifying Assets.”

Crescent Capital BDC’s investment objective is accomplished through:

•	accessing the origination channels that have been developed and established by CCG LP;

•

originating investments in what Crescent Capital BDC believes to be middle-market companies with strong business fundamentals, generally controlled by private equity investors that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts;

•	applying the underwriting standards of CCG LP; and

•	leveraging the experience and resources of CCG LP to monitor Crescent Capital BDC’s investments.

Crescent Capital BDC’s investment philosophy emphasizes capital preservation through credit selection and risk mitigation. Crescent Capital BDC expects its targeted portfolio to provide downside protection through conservative cash flow and asset coverage requirements, priority in the capital structure and information requirements.

As a BDC under the Act and a RIC under the Code, Crescent Capital BDC’s portfolio is subject to diversification and other requirements.

Crescent Capital BDC’s operations comprise only a single reportable segment. On July 23, 2015, Crescent Capital BDC formed CBDC Universal Equity, Inc., a wholly owned subsidiary. This subsidiary allows Crescent Capital BDC to hold equity securities of a portfolio company organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. On February 25, 2016, Crescent Capital BDC formed Crescent Capital BDC Funding, LLC (“CBDC SPV”), a Delaware limited liability company and wholly owned subsidiary. The financial statements of these two entities are consolidated into the financial statements of Crescent Capital.

Crescent Capital BDC may borrow money from time to time within the levels permitted by the Investment Company Act (which generally allows Crescent Capital BDC to incur leverage for up to one-half of its assets). In determining whether to borrow money, Crescent Capital BDC will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to its investment outlook. The use of borrowed funds or the proceeds of preferred stock offerings to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of Crescent Capital BDC Common Stock. See “Risk Factors—Risks Relating to Crescent Capital BDC—Risks Relating to Crescent Capital BDC’s Business and Structure—Crescent Capital BDC’s strategy involves a high degree of leverage. Crescent Capital BDC intends to continue to finance its investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and increases the risk of investing in Crescent Capital BDC. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.”

Crescent Capital BDC’s Investment Advisor

Crescent Cap Advisors, a Delaware limited liability company and an affiliate of CCG LP, acts as Crescent Capital BDC’s investment adviser. Crescent Cap Advisors is a registered investment adviser under the Advisers Act. Crescent Capital BDC’s investment activities are managed by the Crescent Cap Advisors, which is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring Crescent Capital BDC’s investments and monitoring its investments and portfolio companies on an ongoing basis. Crescent Cap Advisors has entered into the Crescent Capital BDC Resource Sharing Agreement with CCG LP, pursuant to which CCG LP provides Crescent Cap Advisors with experienced investment professionals (including the members of Crescent Cap Advisors’ investment committee) and access to the resources of CCG LP so as to enable Crescent Cap Advisors to fulfill its obligations under the Crescent Capital BDC Investment Advisory Agreement. Through the Crescent Capital BDC Resource Sharing Agreement, Crescent Cap Advisors capitalizes on the deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of CCG LP’s investment professionals.

About CCG LP

Crescent Capital Corporation, a predecessor to the business of CCG LP, was formed in 1991 by Mark Attanasio and Jean-Marc Chapus as an asset management firm specializing in below-investment grade debt securities. In 1995, Crescent Capital Corporation was acquired by The TCW Group, Inc. (“TCW”) and rebranded as TCW’s Leveraged Finance Group. On January 1, 2011, Messrs. Attanasio and Chapus, along with the entire investment team, spun out of TCW and formed CCG LP, an employee-owned, registered investment adviser. With its headquarters in Los Angeles, CCG LP has over 160 employees based in four offices in the U.S. and Europe. Messrs. Attanasio and Chapus head CCG LP’s management committee, which oversees all of CCG LP’s operations.

The Crescent Capital BDC Board

Crescent Capital BDC’s business and affairs are managed under the direction of the Crescent Capital BDC Board. The Crescent Capital BDC Board consists of five members, three of whom are not “interested persons” of Crescent Capital BDC, Crescent Cap Advisors, CCAP Administration or their respective affiliates as defined in Section 2(a)(19) of the Investment Company Act. These individuals are referred to as Crescent Capital BDC’s “Independent Directors.” The Independent Directors compose a majority of the Crescent Capital BDC Board. The Crescent Capital BDC Board elects its officers, who serve at the discretion of the Crescent Capital BDC Board. The responsibilities of the Crescent Capital BDC Board include quarterly determinations of the fair value of Crescent Capital BDC’s assets, corporate governance activities, oversight of Crescent Capital BDC’s financing arrangements and oversight of Crescent Capital BDC’s investment activities.

Investment Strategy

Crescent Capital BDC follows CCG LP’s approach to investing, which is based upon fundamental credit research and risk analysis. This approach reflects CCG LP’s view that the cornerstone of successful investing is fundamental credit analysis.

Specifically, Crescent Capital BDC pursues an investment strategy targeting companies primarily in the middle-market. Crescent Capital BDC believes that the middle-market is attractive as a result of the lack of available lending sources to smaller companies. Crescent Capital BDC believes many financing providers have chosen to focus on large corporate clients and managing capital markets transactions rather than lending to middle-market businesses. Further, many financial institutions and traditional lenders are faced with constrained balance sheets and are requiring existing borrowers to reduce leverage. Crescent Capital BDC also believes hedge funds and collateralized debt obligation/collateralized loan obligation managers are less likely to pursue investment opportunities in Crescent Capital BDC’s target market as a result of reduced liquidity for new investments. Specifically, CCG LP’s sourcing platform should enable it, on Crescent Capital BDC’s behalf and through Crescent Cap Advisors, to identify and invest in creditworthy borrowers. In addition, to take advantage of investment opportunities in middle-market companies that are identified for Crescent Capital BDC by CCG LP, Crescent Capital BDC may invest alongside other pools of capital, including bank debt, high-yield and mezzanine funds managed by CCG LP. See “Certain Relationships and Related Transactions of Crescent Capital BDC” for a discussion of certain conflicts of interest of CCG LP and certain limitations on Crescent Capital BDC’s ability to co-invest with other accounts advised by CCG LP.

Crescent Capital BDC targets investments in companies that exhibit one or more of the following characteristics:

•	businesses with strong franchises and sustainable competitive advantages;

•	businesses operating in industries with barriers to entry;

•	businesses in industries with positive long-term dynamics;

•	businesses with cash flows that are dependable and predictable;

•	businesses with management teams with demonstrated track records and economic incentives; or

•	businesses controlled by private equity investors that require capital for growth, acquisitions, and leveraged buyouts.

Crescent Capital BDC seeks to create a diversified portfolio of investments across various industries as a method to manage risk and capitalize on specific sector trends, although its investments may be concentrated in a small number of industries.

Investment Focus

Generally, Crescent Capital BDC focuses on investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured, mezzanine and subordinated debt), as well as related equity securities of private U.S. middle-market companies. “Middle-market companies” refers to companies that have annual EBITDA, which Crescent Capital BDC believes is a useful proxy for cash flow, of $10 million to $250 million. Crescent Capital BDC may on occasion invest in larger or smaller companies.

Crescent Capital BDC generally invests in securities that are rated below investment grade (e.g., junk bonds) by rating agencies or that would be rated below investment grade if they were rated. See “Risk Factors—Risks Relating to Crescent Capital BDC—Risks Relating to Crescent Capital BDC’s Investments—The lack of liquidity in Crescent Capital BDC’s investments may adversely affect Crescent Capital BDC’s business.” Crescent Capital BDC’s investments may include non-cash income features, including PIK interest and OID. See “Risk Factors—Risks Relating to Crescent Capital BDC—Risks Relating to Crescent Capital BDC’s Investments—Crescent Capital BDC’s investments in OID and PIK interest income may expose Crescent Capital BDC to risks associated with such income being required to be included in accounting income and taxable income prior to receipt of cash.”

Crescent Capital BDC’s business model is focused on the direct origination of loans to middle-market companies. The companies in which Crescent Capital BDC invests use its capital to support organic growth, acquisitions, market or product expansion and recapitalizations. Crescent Capital BDC generates revenues primarily in the form of interest income from the investments it holds in addition to income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees.

Crescent Capital BDC may purchase interests in loans or make debt investments, either (i) directly from its target companies as primary market or private credit investments (i.e., private credit transactions), or (ii) primary or secondary market bank loan or high yield transactions in the broadly syndicated “over-the-counter” market (i.e., broadly syndicated loans and bonds). Although Crescent Capital BDC’s focus is to invest in less liquid private credit transactions, broadly syndicated loans and bonds are generally more liquid than and complement Crescent Capital BDC’s private credit transactions. In addition, and because Crescent Capital BDC often receives more attractive financing terms on broadly syndicated loans and bonds than it does on its less liquid assets, Crescent Capital BDC is able to leverage the broadly syndicated portfolio in such a way that can maximize the levered return potential of its portfolio.

“Unitranche” loans are first lien loans that may extend deeper in a company’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority among different lenders in the unitranche loan. In certain instances, Crescent Capital BDC may find another lender to provide the “first out” portion of such loan and retain the “last out” portion of such loan, in which case, the “first out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last out” portion that Crescent Capital BDC would continue to hold. In exchange for the greater risk of loss, the “last out” portion earns a higher interest rate. The term “mezzanine” refers to an investment in a company that, among other factors, includes debt that generally ranks senior to a borrower’s equity securities and junior in right of payment to such borrower’s other indebtedness. Crescent Capital BDC may make multiple investments in the same portfolio company.

Investment Decision Process

Through the resources of CCG LP, Crescent Cap Advisors has access to origination capabilities and research resources, experienced investment professionals, internal information systems and a credit analysis framework and investment process. Over the years, CCG LP has designed its investment process to seek those investments which it believes have the most attractive risk/reward characteristics. The process involves several levels of review and is coordinated in an effort to identify risks in potential investments. Crescent Cap Advisors applies CCG LP’s expertise to screen many of Crescent Capital BDC’s investment opportunities as described below. Depending on the type of the investment and the obligor, Crescent Cap Advisors may apply all or some of these levels of review, in its discretion. Based upon a favorable outcome of the diligence process described below, Crescent Cap Advisors’ investment committee will make a final decision on such investment and such investment will only be funded after approval.

Private Credit Originations: New private credit investment opportunities are initially reviewed by a CCG LP senior investment professional to determine whether additional consideration is warranted. Factors influencing this decision include fundamental business considerations, including borrower industry, borrower financial leverage and quality of management as well as private equity sponsor involvement (if any). In the event of a positive review, potential investments will be further reviewed with senior and junior investment professionals of CCG LP. If the team agrees on the fundamental attractiveness of the investment, the review phase will proceed with preliminary strategic and financial analyses. At this point, CCG LP will utilize its credit analysis methodology to outline credit and operating statistics and identify key business characteristics through a dialogue with the proposed portfolio company’s management. Following this analysis, CCG LP will develop an initial structure and pricing proposal for the investment and preliminarily inform the investment committee of such proposal.

After satisfactory preliminary analysis and review, a due diligence phase will begin, including completion of credit analysis, on-site due diligence (if deemed necessary), visits and meetings with management, reference checks and could include consultation with third-party experts. The credit analysis is a detailed, bottom-up analysis on the proposed portfolio company that generally includes an assessment of its market, competition, products, management and the equity sponsor or owner. Detailed financial analysis will also be performed at this stage with a focus on historical financial results. Projected financial information developed by the proposed portfolio company is analyzed and sensitized by CCG LP based upon the portfolio company’s historical results and CCG LP’s assessment of the portfolio company’s future prospects. The sensitivity analysis will highlight the variability of revenues and earnings, “worst case” debt service coverage and available sources of liquidity. As part of the overall evaluation, comparisons are made to similar companies to help assess a portfolio company’s asset coverage of debt, interest servicing capacity and competitive strength within its industry and market. At the completion of due diligence, the investment committee will complete a checklist to verify that all identified issues have been covered or mitigated. Additionally during this stage, CCG LP will typically work with the management of the proposed portfolio company and its other capital providers to develop the structure of an investment, including negotiating among these parties on how Crescent Capital BDC’s investment is expected to perform relative to the other forms of capital in its capital structure.

Syndicated Investments: For syndicated investments, CCG LP seeks to pursue an investment process based upon evaluation of the credit fundamentals of issuers. The foundation of this process is the “bottom-up” credit research process that CCG LP employs across multiple strategies. In selecting investments, CCG LP’s investment professionals perform comprehensive analysis of credit worthiness, including an assessment of the business, an evaluation of management, an analysis of business strategy and industry trends, an examination of financial results and projections and a review of the security’s proposed terms. Credit research is a critical component of the investment process. In selecting investments, CCG LP’s respective portfolio management teams analyze opportunities with an emphasis on principal preservation (i.e., an issuer’s ability to service its debt and maintain cash flow).

Investment Funding

Upon completion of the investment decision process described above, the investment team working on an investment delivers a memorandum to the investment committee of Crescent Cap Advisors. Once an investment has been approved by the investment committee, Crescent Cap Advisors moves through a series of steps with the respective investment team towards negotiation of final documentation. Upon completion of final documentation, a loan is funded upon the execution of an investment committee memorandum by members of Crescent Cap Advisors’ investment committee.

Investment Monitoring

Crescent Cap Advisors monitors Crescent Capital BDC’s portfolio companies on an ongoing basis by monitoring the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each company. Crescent Capital BDC considers board observation rights, where appropriate, regular dialogue with company management and equity sponsors and detailed internally generated monitoring reports to be critical to Crescent Capital BDC’s performance. As part of the monitoring process, Crescent Cap Advisors regularly assesses the risk profile of each of Crescent Capital BDC’s investments and, on a quarterly basis, grades each investment on a risk scale of 1 to 5. Risk assessment is not standardized in the BDC industry and Crescent Capital BDC’s risk assessment may not be comparable to ones used by its competitors. Crescent Capital BDC’s risk assessment is based on the following categories:

1.

Involves the least amount of risk in Crescent Capital BDC’s portfolio. The investment/borrower is performing above expectations since investment, and the trends and risk factors are generally favorable, which may include the financial performance of the borrower or a potential exit.

2.	Involves an acceptable level of risk that is similar to the risk at the time of investment. The investment/borrower is generally performing as expected, and the risk factors are neutral to favorable.

3.

Involves an investment/borrower performing below expectations and indicates that the investment’s risk has increased somewhat since investment. The borrower’s loan payments are generally not past due and more likely than not the borrower will remain in compliance with debt covenants. An investment rating of 3 requires closer monitoring.

4.

Involves an investment/borrower performing materially below expectations and indicates that the loan’s risk has increased materially since investment. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due). Placing loans on non-accrual status should be considered for investments rated.

5.

Involves an investment/borrower performing substantially below expectations and indicates that the loan’s risk has substantially increased since investment. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 5 are not anticipated to be repaid in full and the fair market value of the loan should be reduced to the anticipated recovery amount. Loans with an investment rating of 5 should be placed on non-accrual status.

Crescent Capital BDC Investment Advisory Agreement; CCAP Administration Agreement; License Agreement

Crescent Capital BDC’s investment activities are managed by Crescent Cap Advisors, which is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring Crescent Capital BDC’s investments and monitoring its investments and portfolio companies on an ongoing basis. On June 2, 2015, Crescent Capital BDC entered into the Crescent Capital BDC Investment Advisory Agreement with Crescent Cap Advisors, pursuant to which Crescent Capital BDC has agreed to pay the Crescent Cap Advisors a base management fee and an incentive fee for its services. The cost of both the base management fee and the incentive fee are ultimately borne by Crescent Capital BDC’s stockholders.

The base management fee is calculated at an annual rate of 1.5% of Crescent Capital BDC’s gross assets, including assets purchased with borrowed funds or other forms of leverage but excluding cash and cash equivalents. For services rendered under the Crescent Capital BDC Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of Crescent Capital BDC’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated. For purposes of the Crescent Capital BDC Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper maturing within one year of purchase. Crescent Cap Advisors, however, during periods prior to a Qualified IPO (as defined below) has agreed to waive its right to receive management fees in excess of the sum of (i) 0.25% of the aggregate committed but undrawn capital and (ii) 0.75% of the aggregate gross assets excluding cash (including capital drawn to pay Crescent Capital BDC’s expenses). A “Qualified IPO” is an initial public offering of Crescent Capital BDC Common Stock that results in an unaffiliated public float of at least the lower of $75 million or 15% of the aggregate capital commitments received prior to the date of such initial public offering. Crescent Cap Advisors is not permitted to recoup any waived amounts at any time and the waiver agreement may only be modified or terminated prior to a Qualified IPO with the approval of the Crescent Capital BDC Board.

Crescent Capital BDC may pay Crescent Cap Advisors an incentive fee. The incentive fee consists of two parts—an incentive fee based on income and an incentive fee based on capital gains. The first part, the income incentive fee, which is described in more detail in the bullet points below, is calculated and payable quarterly in arrears and (a) equals 100% of the excess of Crescent Capital BDC’s pre-incentive fee net investment income for the immediately preceding calendar quarter, over a preferred return of 1.5% per quarter (6% annualized), (the “Hurdle”), and a catch-up feature, until Crescent Cap Advisors has received, (i) prior to a Qualified IPO, 15%, or (ii) after a Qualified IPO, 17.5%, of the pre-incentive fee net investment income for the current quarter up to, (i) prior to a Qualified IPO, 1.7647%, or (ii) after a Qualified IPO, 1.8182% (the “Catch-up”), and (b) (i) prior to a Qualified IPO, 15% or (ii) after a Qualified IPO, 17.5%, of all remaining pre-incentive fee net investment income above the “Catch-up.” The second part, the capital gains incentive fee, is determined and payable in arrears as of the end of each fiscal year (or upon a Qualified IPO or termination of the Crescent Capital BDC Investment Advisory Agreement), (i) prior to a Qualified IPO, 15%, or (ii) after a Qualified IPO, 17.5%, of Crescent Capital BDC’s realized capital gains, if any, on a cumulative basis from Inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that Crescent Capital BDC receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the CCAP Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, OID, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that Crescent Capital BDC has not yet received in cash. See “Risk Factors—Risks Relating to Crescent Capital BDC—Risks Relating to Crescent Capital BDC’s Business and Structure—Crescent Capital BDC’s management and incentive fee structure may create incentives for Crescent Cap Advisors that are not fully aligned with the interests of Crescent Capital BDC’s stockholders and may induce Crescent Cap Advisors to make speculative investments.”

Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that Crescent Capital BDC may pay an incentive fee in a quarter where Crescent Capital BDC incurs a loss. For example, if Crescent Capital BDC receives pre-incentive fee net investment income in excess of the Hurdle rate for a quarter, Crescent Capital BDC will pay the applicable incentive fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income is compared to a “Hurdle Amount” equal to the product of (i) the Hurdle rate of 1.50% per quarter (6.00% annualized) and (ii) Crescent Capital BDC’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), at the end of the immediately preceding calendar quarter. If market interest rates rise, Crescent Capital BDC may be able to invest its funds in debt instruments that provide for a higher return, which would increase its pre-incentive fee net investment income and make it easier for Crescent Cap Advisors to surpass the fixed Hurdle rate and receive an incentive fee based on such net investment income. PIK interest and OID will also increase Crescent Capital BDC’s pre-incentive fee net investment income and make it easier to surpass the fixed Hurdle rate. Crescent Capital BDC’s pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of Crescent Capital BDC’s total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) used to calculate the 1.5% base management fee.

Prior to the occurrence of a Qualified IPO, Crescent Capital BDC will pay the income incentive fee in each calendar quarter as follows:

•	no income incentive fee in any calendar quarter in which Crescent Capital BDC’s pre-incentive fee net investment income does not exceed the Hurdle Amount;

•

100% of Crescent Capital BDC’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the “Pre-Qualified IPO Catch-Up Amount”) determined on a quarterly basis by multiplying 1.7647% by Crescent Capital BDC’s net assets (as defined above) at the beginning of each applicable calendar quarter. The Pre-Qualified IPO Catch-Up Amount is intended to provide Crescent Cap Advisors with an incentive fee of 15% on all of Crescent Capital BDC’s pre-incentive fee net investment income when Crescent Capital BDC’s pre-incentive fee net investment income reaches the Pre-Qualified IPO Catch-Up Amount in any calendar quarter; and

•

for any calendar quarter in which Crescent Capital BDC’s pre-incentive fee net investment income exceeds the Pre-Qualified IPO Catch-Up Amount, the income incentive fee shall equal 15% of the amount of Crescent Capital BDC’s pre-incentive fee net investment income for the calendar quarter.

On and after the occurrence of a Qualified IPO, Crescent Capital BDC will pay the income incentive fee in each calendar quarter as follows:

•	no income incentive fee in any calendar quarter in which Crescent Capital BDC’s pre-incentive fee net investment income does not exceed the Hurdle Amount;

•

100% of Crescent Capital BDC’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the “Post-Qualified IPO Catch-Up Amount”) determined on a quarterly basis by multiplying 1.8182% by Crescent Capital BDC’s net assets (as defined above) at the beginning of each applicable calendar quarter. The Post-Qualified IPO Catch-Up Amount is intended to provide Crescent Cap Advisors with an incentive fee of 17.5% on all of Crescent Capital BDC’s pre-incentive fee net investment income when Crescent Capital BDC’s pre-incentive fee net investment income reaches the Post-Qualified IPO Catch-Up Amount in any calendar quarter; and

•

for any calendar quarter in which Crescent Capital BDC’s pre-incentive fee net investment income exceeds the Post-Qualified IPO Catch-Up Amount, the income incentive fee shall equal 17.5% of the amount of Crescent Capital BDC’s pre-incentive fee net investment income for the calendar quarter.

These calculations will be appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases by Crescent Capital BDC during the current quarter. If the Qualified IPO occurs on a date other than the first day of a calendar quarter, the income incentive fee shall be calculated for such calendar quarter at a weighted rate calculated based on the fee rates applicable before and after a Qualified IPO based on the number of days in such calendar quarter before and after a Qualified IPO.

At the 2018 Annual Meeting of Stockholders, Crescent Capital BDC received shareholder approval to extend the period during which capital may be called from stockholders (the “Commitment Period”) to the earlier of (i) a Qualified IPO or (ii) June 30, 2020. In exchange for the Commitment Period extension, Crescent Cap Advisors agreed to waive its rights under the Crescent Capital BDC Investment Advisory Agreement to the income incentive fee for the period from April 1, 2018 through the earlier of (i) the date of a Qualified IPO or (ii) the dissolution and wind down of Crescent Capital BDC.

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears in cash as of the end of each fiscal year (or upon termination of the Crescent Capital BDC Investment Advisory Agreement, as of the termination date), and equals (i) 15% of Crescent Capital BDC’s realized capital gains as of the end of the fiscal year prior to a Qualified IPO, and (ii) 17.5% of its realized capital gains as of the end of the fiscal year after a Qualified IPO. In determining the capital gains incentive fee payable to Crescent Cap Advisors, Crescent Capital BDC calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since Crescent Capital BDC’s Inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in its portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since Crescent Capital BDC’s Inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since Crescent Capital BDC’s Inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for Crescent Capital BDC’s calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to its portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year will equal 15% or 17.5%, as applicable, of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of Crescent Capital BDC’s portfolio in all prior years as calculated in accordance with the below after a Qualified IPO.

If a Qualified IPO occurs on a date other than the first day of a fiscal year, a capital gains incentive fee shall be calculated as of the day before the Qualified IPO, with such capital gains incentive fee paid to Crescent Cap Advisors following the end of the fiscal year in which the Qualified IPO occurred. For the avoidance of doubt, such capital gains incentive fee shall be equal to 15.0% of Crescent Capital BDC’s realized capital gains on a cumulative basis from Inception through the day before the Qualified IPO, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. Following a Qualified IPO, solely for the purposes of calculating the capital gains incentive fee, Crescent Capital BDC will be deemed to have previously paid capital gains incentive fees prior to a Qualified IPO equal to the product obtained by multiplying (a) the actual aggregate amount of previously paid capital gains incentive fees for all periods prior to a Qualified IPO by (b) the percentage obtained by dividing (x) 17.5% by (y) 15.0%. In the event that the Crescent Capital BDC Investment Advisory Agreement shall terminate as of a date that is not a fiscal year end, the termination date shall be treated as though it were a fiscal year end for purposes of calculating and paying a capital gains incentive fee.

At the 2018 Annual Meeting of Stockholders, Crescent Capital BDC received shareholder approval to extend the deadline to consummate a Qualified IPO (the “Qualified IPO Deadline”). The Qualified IPO Deadline was extended to June 30, 2022. In exchange for the Qualified IPO Deadline extension, Crescent Cap Advisors agreed to waive its rights under the Crescent Capital BDC Investment Advisory Agreement to the capital gain incentive fee for the period from April 1, 2018 through the earlier of (i) the date of a Qualified IPO or (ii) the dissolution and wind down of Crescent Capital BDC.

On June 2, 2015, Crescent Capital BDC also entered into the CCAP Administration Agreement with CCAP Administration, an affiliate of CCG LP, pursuant to which CCAP Administration will provide the administrative services necessary for Crescent Capital BDC to operate, and Crescent Capital BDC will utilize CCAP Administration’s office facilities, equipment and recordkeeping services. Pursuant to the CCAP Administration Agreement, CCAP Administration has agreed to oversee Crescent Capital BDC’s public reporting requirements and tax reporting and monitor its expenses and the performance of professional services rendered to it by others. CCAP Administration has also hired a sub-administrator to assist in the provision of administrative services. Crescent Capital BDC will reimburse CCAP Administration for its costs and expenses and Crescent Capital BDC’s allocable portion of overhead incurred by CCAP Administration in performing its obligations under the CCAP Administration Agreement, including compensation paid to Crescent Capital BDC’s compensatory distributions received by its officers (including its Chief Compliance Officer and Chief Financial Officer) and any of their respective staff who provide services to Crescent Capital BDC, operations staff who provide services to it, and any other staff, to the extent they perform a role in its Sarbanes-Oxley internal control assessment.

Crescent Capital BDC’s allocable portion of overhead is determined by CCAP Administration, which expects to use various methodologies such as allocation based on the percentage of time certain individuals devote, on an estimated basis, to the business and affairs of Crescent Capital BDC, and is subject to oversight by the Crescent Capital BDC Board. The sub-administrator is paid its compensation for performing its sub-administrative services under the sub-administration agreement. CCAP Administration will waive its right to be reimbursed in the event that any such reimbursements would cause any distributions to Crescent Capital BDC’s stockholders to constitute a return of capital. See “Comparative Fees and Expenses.” In addition, Crescent Cap Advisors is permitted to delegate its duties under the CCAP Administration Agreement to affiliates or third parties and Crescent Capital BDC will reimburse the expenses of these parties incurred and paid by Crescent Cap Advisors on Crescent Capital BDC’s behalf.

Both the Crescent Capital BDC Investment Advisory Agreement and the CCAP Administration Agreement have been approved by the Crescent Capital BDC Board. Unless earlier terminated as described below, both the Crescent Capital BDC Investment Advisory Agreement and the CCAP Administration Agreement will remain in effect for a period of two years from their effective date and will remain in effect from year to year thereafter if approved annually by (i) the vote of the Crescent Capital BDC Board, or by the vote of a majority of Crescent Capital BDC’s outstanding voting securities, and (ii) the vote of a majority of its Independent Directors. The Crescent Capital BDC Investment Advisory Agreement and the CCAP Administration Agreement will automatically terminate in the event of assignment. Both the Crescent Capital BDC Investment Advisory Agreement and the CCAP Administration Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. Crescent Capital BDC intends for same to continue under the Proposed Crescent Capital BDC Investment Advisory Agreement. See “Risk Factors—Risks Relating to Crescent Capital BDC—Risks Relating to Crescent Capital BDC’s Business and Structure—Crescent Capital BDC is dependent upon key personnel of CCG LP and Crescent Cap Advisors.”

Under the Crescent Capital BDC Investment Advisory Agreement, Crescent Cap Advisors has not assumed any responsibility to Crescent Capital BDC other than to render the services called for under that agreement. Crescent Cap Advisors will not be responsible for any action of the Crescent Capital BDC Board in following or declining to follow Crescent Cap Advisors’ advice or recommendations. Under the Crescent Capital BDC Investment Advisory Agreement, Crescent Cap Advisors, its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with Crescent Cap Advisors, including, without limitation, CCAP Administration, and any person controlling or controlled by Crescent Cap Advisors will not be liable to Crescent Capital BDC, any of its subsidiaries, its directors, its stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Crescent Capital BDC Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that Crescent Cap Advisors owes to Crescent Capital BDC under the Crescent Capital BDC Investment Advisory Agreement. In addition, as part of the Crescent Capital BDC Investment Advisory Agreement, Crescent Capital BDC has agreed to indemnify Crescent Cap Advisors and each of its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with Crescent Cap Advisors, including, without limitation, and CCAP Administration, from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with Crescent Capital BDC’s business and operations or any action taken or omitted on its behalf pursuant to authority granted by the Crescent Capital BDC Investment Advisory Agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under the Crescent Capital BDC Investment Advisory Agreement. These protections may lead Crescent Cap Advisors to act in a riskier manner when acting on Crescent Capital BDC’s behalf than Crescent Cap Advisors would when acting for its own account.

United States federal and state securities laws may impose liability under certain circumstances on persons who act in good faith. Nothing in the Crescent Capital BDC Investment Advisory Agreement constitutes a waiver or limitation of any rights that Crescent Capital BDC may have under any applicable federal or state securities laws.

Crescent Capital BDC has also entered into a license agreement with CCG LP under which CCG LP has agreed to grant Crescent Capital BDC a non-exclusive, royalty-free license to use the name “Crescent Capital.”

Transaction Support Agreement

On August 12, 2019, Crescent Capital BDC entered into the Transaction Support Agreement with Crescent Cap Advisors in connection with the Transactions. Under the terms of the Transaction Support Agreement, Crescent Cap Advisors has agreed to (a) provide $21.6 million of cash consideration, or $1.6761 per share of Alcentra Capital Common Stock, payable to Alcentra Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing, (b) amend the Crescent Capital BDC Investment Advisory Agreement to implement the following changes: (i) reduce the base management fee from 1.50% to 1.25%, (ii) waive a portion of the base management fee for the eighteen-month period following the First Merger so that only 0.75% will be charged for such time period, (iii) waive the income-based portion of the incentive fee for the eighteen-month period following the First Merger and (iv) increase the hurdle rate under the income-based portion of the incentive fee from 1.50% to 1.75% per quarter, and (c) reimburse Crescent Capital BDC for up to $1,419,000 of expenses that Crescent Capital BDC incurs in connection with completing the Mergers. In addition, Crescent Capital BDC and Crescent Cap Advisors have allocated responsibility for certain monetary damages, if any, that become payable in connection with the Merger Agreement. The foregoing is a summary of the material terms of the Transaction Support Agreement.

Listing of Crescent Capital Maryland BDC Common Stock

Crescent Capital BDC Common Stock is currently not listed on a securities exchange. Upon the completion of the Transactions, Crescent Capital Maryland BDC Common Stock is expected to trade on NASDAQ under the symbol “CCAP.” Further, Crescent Capital Maryland BDC expects to apply for listing on NASDAQ the Crescent Capital Maryland BDC Common Stock issuable pursuant to the Merger Agreement.

Competition

Crescent Capital BDC’s primary competitors in providing financing to middle-market companies include public and private funds, other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of Crescent Capital BDC’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than it does. For example, Crescent Capital BDC believes some competitors may have access to funding sources that are not available to it. In addition, some of Crescent Capital BDC’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than Crescent Capital BDC. Furthermore, many of Crescent Capital BDC’s competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on it as a BDC or to the distribution and other requirements Crescent Capital BDC must satisfy to maintain its qualification as a RIC.

Crescent Capital BDC expects to use the expertise of the investment professionals of CCG LP to which Crescent Capital BDC will have access to assess investment risks and determine appropriate pricing for its investments in portfolio companies. In addition, Crescent Capital BDC expects that the relationships of the senior members of CCG LP will enable Crescent Capital BDC to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which Crescent Capital BDC seeks to invest. For additional information concerning the competitive risks Crescent Capital BDC faces, see “Risk Factors—Risks Relating to Crescent Capital BDC—Risks Relating to Crescent Capital BDC’s Business and Structure—Crescent Capital BDC operates in an increasingly competitive market for investment opportunities, which could make it difficult for Crescent Capital BDC to identify and make investments that are consistent with its investment objectives.”

Fees and Expenses

Crescent Capital BDC’s primary operating expenses include the payment of fees to Crescent Cap Advisors under the Crescent Capital BDC Investment Advisory Agreement, Crescent Capital BDC’s allocable portion of overhead expenses under the CCAP Administration Agreement with CCAP Administration, operating costs associated with Crescent Capital BDC’s sub-administration, custodian and transfer agent agreements with State Street Bank and Trust Company (the “Sub-Administration Agreements”) and other operating costs described below. Crescent Capital BDC bears all other out-of-pocket costs and expenses of its operations and transactions, including:

•	allocated organization costs from Crescent Cap Advisors incurred prior to the commencement of Crescent Capital BDC’s operations up to a maximum of $1.5 million;

•	the cost of calculating Crescent Capital BDC’s NAV, including the cost of any third-party valuation services;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	independent directors’ fees and expenses;

•

administration fees and expenses, if any, payable under the CCAP Administration Agreement (including payments based upon Crescent Capital BDC’s allocable portion of CCAP Administration’s overhead in performing its obligations under the CCAP Administration Agreement, rent and the allocable portion of the cost of certain professional services provided to Crescent Capital, including but not limited to, Crescent Capital BDC’s chief compliance officer, chief financial officer and their respective staffs);

•	U.S. federal, state and local taxes;

•	the cost of effecting sales and repurchases of shares of Crescent Capital BDC Common Stock and other securities;

•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•	out-of-pocket fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	brokerage commissions;

•	costs associated with Crescent Capital BDC’s reporting and compliance obligations under the Investment Company Act and other applicable U.S. federal and state securities laws;

•	debt service and other costs of borrowings or other financing arrangements; and

•	all other expenses reasonably incurred by Crescent Capital BDC in connection with making investments and administering its business.

Crescent Capital BDC has repaid Crescent Cap Advisors for Crescent Capital BDC’s initial organization costs and equity offering costs that incurred prior to its commencement of operations.

Crescent Capital BDC expects that its general and administrative expenses to be relatively stable or decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines. Incentive fees and costs relating to future offerings of securities would be incremental.

Capital Resources and Borrowings

Crescent Capital BDC anticipates cash to be generated from its current private offering of common shares (the “Private Offering”) and other future offerings of securities (including a Qualified IPO), and cash flows from operations, including interest earned from the temporary investment of cash in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. Additionally, Crescent Capital BDC is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to Crescent Capital BDC Common Stock if its asset coverage, as defined in the Investment Company Act, is at least equal to 200% (or 150% if certain disclosure and approval requirements are met) immediately after each such issuance. Furthermore, while any indebtedness and senior securities remain outstanding, Crescent Capital BDC must make provisions to prohibit any distribution to its stockholders or the repurchase of such securities or shares unless Crescent Capital BDC meets the applicable asset coverage ratios at the time of the distribution or repurchase. In connection with borrowings, Crescent Capital BDC’s lenders may require it to pledge assets, investor commitments to fund capital calls and/or the proceeds of those capital calls. In addition, the lenders may ask Crescent Capital BDC to comply with positive or negative covenants that could have an effect on its operations.

For more information on Crescent Capital BDC’s debt, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Crescent Capital BDC—Financial Condition, Liquidity and Capital Resources.”

Dividend Reinvestment Plan

Prior to the Listing, stockholders who “opt in” to Crescent Capital BDC’s dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of Crescent Capital BDC Common Stock, rather than receiving cash dividends and distributions.

Subsequent to a Listing, stockholders who do not “opt out” of Crescent Capital BDC’s dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of Crescent Capital BDC Common Stock, rather than receiving cash dividends and distributions.

Stockholders can elect to “opt in” or “opt out” of Crescent Capital BDC’s dividend reinvestment plan in their Subscription Agreements. Crescent Capital BDC has adopted a dividend reinvestment plan that will provide for reinvestment of its dividends and other distributions on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Crescent Capital BDC Board authorizes and declares a cash dividend or other distribution, then (i) prior to a Listing, stockholders who “opt in” to Crescent Capital BDC’s dividend reinvestment plan and (ii) subsequent to a Listing, stockholders who do not “opt out” of Crescent Capital BDC’s dividend reinvestment plan, will have their cash dividends and distributions automatically reinvested in additional shares of Crescent Capital BDC Common Stock, rather than receiving cash dividends and distributions. The elections of stockholders that make an election prior to a Listing shall remain effective after the Listing.

Crescent Capital BDC Resource Sharing Agreement

Crescent Capital BDC does not currently have any employees. Crescent Capital BDC depends on the diligence, skill and network of business contacts of the investment professionals of Crescent Cap Advisors to achieve Crescent Capital BDC’s investment objective. Crescent Cap Advisors is an affiliate of CCG LP and depends upon access to the investment professionals and other resources of CCG LP and its affiliates to fulfill its obligations to Crescent Capital BDC under the Crescent Capital BDC Investment Advisory Agreement. Crescent Cap Advisors also depends upon CCG LP to obtain access to deal flow generated by the investment professionals of CCG LP and its affiliates. Each officer of Crescent Capital BDC will also be an employee of Crescent Cap Advisors, CCG LP or its affiliates.

Pursuant to its Crescent Capital BDC Resource Sharing Agreement with CCG LP, Crescent Cap Advisors will have access to the individuals who comprise Crescent Cap Advisors’ investment committee, and a team of additional experienced investment professionals who, collectively, comprise its investment team. Crescent Cap Advisors may hire additional investment professionals to provide services to Crescent Capital BDC, based upon Crescent Cap Advisors’ needs.

Properties

Crescent Capital BDC maintains its principal executive office at 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025. Crescent Capital BDC does not own any real estate.

Legal Proceedings

From time to time, Crescent Capital BDC may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of its rights under loans to or other contracts with its portfolio companies. Crescent Capital BDC is not currently subject to any material legal proceedings, nor, to its knowledge, are any material legal proceeding threatened against it.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CRESCENT CAPITAL BDC

The information contained in this section should be read in conjunction with the “Selected Condensed Consolidated Financial Data of Crescent Capital BDC,” the “Unaudited Selected Pro Forma Condensed Consolidated Financial Data,” the “Unaudited Pro Forma Condensed Consolidated Financial Statements” and Crescent Capital BDC Board’s and Alcentra Capital’s financial statements and notes thereto appearing elsewhere in this joint proxy statement/prospectus.

Crescent Capital BDC cannot assure you that the Transactions will be completed as scheduled, or at all. See “Description of the Transactions” for a description of the terms of the Transactions, “Risk Factors—Risks Relating to the Transactions” for a description of the risks that the combined company may face if the Transactions are completed.

Overview

Crescent Capital BDC is a specialty finance company focused on lending to middle-market companies and was incorporated under the laws of the State of Delaware on February 5, 2015 (“Inception”). Crescent Capital BDC has elected to be treated as a BDC under the Investment Company Act. In addition, Crescent Capital BDC has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of Code. As such, Crescent Capital BDC is required to comply with various regulatory requirements, such as the requirement to invest at least 70% of its assets in “qualifying assets,” source of income limitations, asset diversification requirements, and the requirement to distribute annually at least 90% of its taxable income and tax-exempt interest.

Crescent Capital BDC is managed by Crescent Cap Advisors, an investment adviser that is registered with the SEC under the Advisers Act. CCAP Administration provides the administrative services necessary for Crescent Capital BDC to operate. Crescent Capital BDC’s management consists of investment and administrative professionals from Crescent Cap Advisors and CCAP Administration along with the Crescent Capital BDC Board. Crescent Cap Advisors directs and executes the investment operations and capital raising activities of Crescent Capital BDC subject to oversight from the Crescent Capital BDC Board, which sets the broad policies of Crescent Capital BDC. The Crescent Capital BDC Board has delegated investment management of Crescent Capital BDC’s investment assets to Crescent Cap Advisors. The Crescent Capital BDC Board consists of five directors, three of whom are independent.

The Crescent Capital BDC’s primary investment objective is to maximize the total return to Crescent Capital BDC’s stockholders in the form of current income and capital appreciation through debt and related equity investments. Crescent Capital BDC seeks to achieve its investment objectives by investing primarily in secured debt (including senior secured first-lien, unitranche and senior secured second-lien debt) and unsecured debt (including senior unsecured, mezzanine and subordinated debt), as well as related equity securities of private U.S. middle-market companies. Crescent Capital BDC may purchase interests in loans or make debt investments, either (i) directly from its target companies as primary market or private credit investments (i.e., private credit transactions), or (ii) primary or secondary market bank loan or high yield transactions in the broadly syndicated “over-the-counter” market (i.e., broadly syndicated loans and bonds). Although Crescent Capital BDC’s focus is to invest in less liquid private credit transactions, broadly syndicated loans and bonds are generally more liquid than and complement Crescent Capital BDC’s private credit transactions.

“Unitranche” loans are first lien loans that may extend deeper in a company’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority among different lenders in the unitranche loan. In certain instances, Crescent Capital BDC may find another lender to provide the “first out” portion of such loan and retain the “last out” portion of such loan, in which case, the “first out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last out” portion that Crescent Capital BDC would continue to hold. In exchange for the greater risk of loss, the “last out” portion earns a higher interest rate. The term “mezzanine” refers to an investment in a company that, among other factors, includes debt that generally ranks senior to a borrower’s equity securities and junior in right of payment to such borrower’s other indebtedness. Crescent Capital BDC may make multiple investments in the same portfolio company. From Inception through June 25, 2015, Crescent Capital BDC devoted substantially all of its efforts to establishing the business and raising capital commitments from private investors. On June 26, 2015, Crescent Capital BDC entered into subscription agreements with several investors, including CCG LP and its affiliates, providing for the private placement of Crescent Capital BDC Common Stock. Crescent Capital BDC commenced investment operations on June 26, 2015 (“Commencement”).

Key Components of Operations

Investments

Crescent Capital BDC expects its investment activity to vary substantially from period to period depending on many factors, including the general economic environment, the amount of capital Crescent Capital BDC has available to it, the level of merger and acquisition activity for middle-market companies, including the amount of debt and equity capital available to such companies and the competitive environment for the type of investments Crescent Capital BDC makes. In addition, as part of its risk strategy on investments, Crescent Capital BDC may reduce certain levels of investments through partial sales or syndication to additional investors.

Crescent Capital BDC must not invest in any assets other than “qualifying assets” specified in the Investment Company Act, unless, at the time the investments are made, at least 70% of its total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Pursuant to rules adopted by the SEC, “eligible portfolio companies” include certain companies that do not have any securities listed on a national securities exchange and public companies whose securities are listed on a national securities exchange but whose market capitalization is less than $250 million.

The Investment Advisor

Crescent Capital BDC’s investment activities are managed by Crescent Cap Advisors, which will be responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring Crescent Capital BDC’s investments and monitoring its investments and portfolio companies on an ongoing basis. Crescent Cap Advisors has entered into the Crescent Capital BDC Resource Sharing Agreement with CCG LP, pursuant to which CCG LP will provide Crescent Cap Advisors with experienced investment professionals (including the members of Crescent Cap Advisors’ investment committee) and access to the resources of CCG LP so as to enable Crescent Cap Advisors to fulfill its obligations under the Crescent Capital BDC Investment Advisory Agreement. Through the Crescent Capital BDC Resource Sharing Agreement, Crescent Cap Advisors intends to capitalize on the deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of CCG LP’s investment professionals.

In connection with the 2018 Annual Meeting of Stockholders, Crescent Cap Advisors received shareholder approval to extend the period during which capital may be called from stockholders (the “Commitment Period”). The Commitment Period was extended to the earlier of (a) that date of an initial public offering of Crescent Capital BDC Common Stock that results in an unaffiliated public float of at least the lower of (i) $75 million and (ii) 15% of the aggregate capital commitments received by Crescent Capital BDC prior to the date of such initial public offering (a “Qualified IPO”) and (b) June 30, 2020. In exchange for the Commitment Period extension, the Advisor agreed to waive its rights under the Crescent Capital BDC Investment Advisory Agreement to the Income Incentive Fee for the period from April 1, 2018 through the earlier of (x) the date of a Qualified IPO or (y) the dissolution and wind down of Crescent Capital BDC.

Additionally, as further described in the section of this joint proxy statement/prospectus captioned “Description of the Transactions—Transaction Support Agreement,” on August 12, 2019, Crescent Capital BDC entered into the Transaction Support Agreement with Crescent Cap Advisors in connection with the Mergers. Under the terms of the Transaction Support Agreement, Crescent Cap Advisors has agreed to (a) provide $21.6 million of cash consideration, or $1.6761 per share of Alcentra Capital Common Stock, payable to Alcentra Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing, (b) implement the following changes to Crescent Capital BDC’s investment advisory agreement following the closing of the Mergers: (i) reduce the base management fee from 1.50% to 1.25%, (ii) waive a portion of the base management fee for the eighteen-month period following the First Merger so that only 0.75% will be charged for such time period, (iii) waive the income-based portion of the incentive fee for the eighteen-month period following the First Merger and (d) increase the hurdle rate under the income-based portion of the incentive fee from 1.50% to 1.75% per quarter (or from 6.00% to 7.00% annualized), and (c) reimburse Crescent Capital BDC for up to $1,419,000 of expenses that Crescent Capital BDC incurs in connection with completing the Mergers. In addition, Crescent Capital BDC and Crescent Cap Advisors have allocated responsibility for certain monetary damages, if any, that become payable in connection with the Merger Agreement.

Revenues

Crescent Capital BDC generates revenue primarily in the form of interest income on debt investments and, to a lesser extent, capital gains and distributions, if any, on equity securities that Crescent Capital BDC may acquire in portfolio companies. Certain investments may have contractual PIK interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable.

Dividend income from preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income from common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

In addition, Crescent Capital BDC may receive fees for services provided to portfolio companies by Crescent Cap Advisors under the Crescent Capital BDC Investment Advisory Agreement. The services that Crescent Cap Advisors provides vary by investment, but generally include syndication, structuring or diligence fees, and fees for providing managerial assistance to Crescent Capital BDC’s portfolio companies. Crescent Capital BDC also generates revenue in the form of commitment or origination fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and Crescent Capital BDC accretes or amortizes such amounts into income over the life of the loan. Fees for providing managerial assistance to Crescent Capital BDC’s portfolio companies are generally non-recurring and are recognized as revenue when services are provided. In certain instances where Crescent Capital BDC is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, all or a portion of any loan fees received by Crescent Capital BDC in such situations will be deferred and amortized over the investment’s life using the effective yield method.

Expenses

Crescent Capital BDC’s primary operating expenses include the payment of management fees and incentive fees to Crescent Cap Advisors under the Crescent Capital BDC Investment Advisory Agreement, Crescent Capital BDC’s allocable portion of overhead expenses under the CCAP Administration Agreement, operating costs associated with Crescent Capital BDC’s sub-administration, custodian and transfer agent agreements with State Street Bank and Trust Company (the “Sub-Administration Agreements”) and other operating costs described below. The management and incentive fees compensate Crescent Capital BDC’s investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring Crescent Capital BDC’s investments. Crescent Capital BDC bears all other out-of-pocket costs and expenses of its operations and transactions, including:

•	allocated organization costs from Crescent Cap Advisors incurred prior to the commencement of Crescent Capital BDC’s operations up to a maximum of $1.5 million;

•	the cost of calculating Crescent Capital BDC’s NAV, including the cost of any third-party valuation services;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	independent directors’ fees and expenses;

•

administration fees and expenses, if any, payable under the CCAP Administration Agreement (including payments based upon Crescent Capital BDC’s allocable portion of CCAP Administration’s overhead in performing its obligations under the CCAP Administration Agreement, rent and the allocable portion of the cost of certain professional services provided to Crescent Capital BDC, including but not limited to, its chief compliance officer, chief financial officer and their respective staffs);

•	U.S. federal, state and local taxes;

•	the cost of effecting sales and repurchases of shares of Crescent Capital BDC Common Stock and other securities;

•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•	out-of-pocket fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	brokerage commissions;

•	costs associated with Crescent Capital BDC’s reporting and compliance obligations under the Investment Company Act and other applicable U.S. federal and state securities laws;

•	debt service and other costs of borrowings or other financing arrangements; and

•	all other expenses reasonably incurred by Crescent Capital BDC in connection with making investments and administering Crescent Capital BDC’s business.

Crescent Capital BDC has repaid Crescent Cap Advisors for Crescent Capital BDC’s initial organization costs and equity offering costs that incurred prior to its commencement of operations.

Crescent Capital BDC expects its general and administrative expenses to be relatively stable or decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines. Incentive fees and costs relating to future offerings of securities would be incremental.

Leverage

Crescent Capital BDC’s financing facilities allows it to borrow money and lever its investment portfolio, subject to the limitations of the Investment Company Act, with the objective of increasing its yield. This is known as “leverage” and could increase or decrease returns to Crescent Capital BDC’s stockholders. The use of leverage involves significant risks. As a BDC, with certain limited exceptions, Crescent Capital BDC will only be permitted to borrow amounts such that its asset coverage ratio, as defined in the Investment Company Act, equals at least 2 to 1 after such borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered borrowings for these purposes. The amount of leverage that Crescent Capital BDC employs will depend on Crescent Cap Advisors’ and Crescent Capital BDC Board’s assessment of market conditions and other factors at the time of any proposed borrowing.

The SBCAA, which was signed into law on March 23, 2018, among other things, amended Section 61(a) of the Investment Company Act to add a new Section 61(a)(2) that reduces the asset coverage requirement applicable to a BDC from 200% to 150% so long as the BDC meets certain disclosure requirements and obtains certain approvals. The reduced asset coverage requirement would permit a BDC to have a ratio of total consolidated assets to outstanding indebtedness of 2:1 as compared to a maximum of 1:1 under the 200% asset coverage requirement. As of September 30, 2019, Crescent Capital BDC had not yet sought to obtain either approval and, as a result, remained subject to the 200% asset coverage requirement under Section 61(a)(1) of the Investment Company Act. Crescent Capital BDC expects to seek such necessary approvals after the completion of the Transactions.

Portfolio Investment Activity

Crescent Capital BDC seeks to create a broad and varied portfolio that generally includes senior secured first-lien, unitranche, senior secured second lien and subordinated loans and minority equity securities of U.S. middle market companies. The size of Crescent Capital BDC’s individual investments will vary proportionately with the size of its capital base. Crescent Capital BDC generally invests in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of Crescent Capital BDC’s debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity.

As of September 30, 2019 and December 31, 2018 and 2017, Crescent Capital BDC’s portfolio at fair value was comprised of the following:

	September 30, 2019		December 31, 2018		December 31, 2017
($ in millions)	Fair Value(1)	Percentage	Fair Value(1)	Percentage	Fair Value(1)	Percentage
Senior secured first-lien	$359.5	51.9%	$294.4	59.7%	$191.0	59.8%
Unitranche	185.8	26.8	84.9	17.2	42.5	13.3
Senior secured second-lien	61.7	8.9	75.8	15.3	70.1	22.0
Unsecured	7.4	1.1	7.2	1.5	5.6	1.8
Equity & Other	44.6	6.5	31.0	6.3	9.9	3.1
CBDC Senior Loan Fund, LLC	33.3	4.8	—	—	—	—

Total investments	$692.3	100.0%	$493.3	100.0%	$319.1	100%

(1)	Excludes unfunded commitments at fair value of $74.1 million, $55.4 million and $21.6 million as of September 30, 2019 and December 31, 2018 and 2017, respectively.

The following table shows the asset mix of Crescent Capital BDC’s new investment commitments for the nine months ended September 30, 2019 and 2018 and the years ended December 31, 2018, 2017 and 2016, respectively:

	Nine Months Ended September 30, 2019		Nine Months Ended September 30, 2018		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
($ in millions)	Cost	Percentage	Cost	Percentage	Cost	Percentage	Cost	Percentage	Cost	Percentage
Senior secured first-lien	$116.1	36.6%	$139.0	59.5%	$183.7	58.3%	$104.6	63.1%	$100.3	69.7%
Unitranche	154.1	48.6	57.6	24.7	78.4	24.9	16.3	9.8	19.4	13.5
Senior secured second-lien	4.4	1.4	10.0	4.3	22.8	7.2	38.3	23.1	22.3	15.5
Unsecured	—	—	—	—	1.5	0.5	0.6	0.4	—	—
Equity & Other	2.5	0.8	26.9	11.5	28.5	9.1	6.0	3.6	1.9	1.3

CBDC Senior Loan Fund, LLC	40.0	12.6	—	—	—	—	—	—	—	—

Total investment commitments	$317.1	100.0%	$233.5	100%	$314.9	100%	$165.8	100.0%	$143.9	100.0%

For the nine months ended September 30, 2019, Crescent Capital BDC had principal repayments of $92.7 million. For this period, Crescent Capital BDC had sales of securities in 10 portfolio companies aggregating approximately $4.4 million in net proceeds. For the nine months ended September 30, 2019, Crescent Capital BDC had a net of unfunded commitments portfolio increase of $202.2 million aggregate principal amount (amortized cost).

For the nine months ended September 30, 2018, Crescent Capital BDC had principal repayments of $78.0 million. For this period, Crescent Capital BDC had sales of securities in five portfolio companies aggregating approximately $2.4 million in net proceeds. For the nine months ended September 30, 2018, Crescent Capital BDC had a net of unfunded commitments portfolio increase of $132.5 million aggregate principal amount (amortized cost).

For the year ended December 31, 2018, Crescent Capital BDC had principal repayments of $106.8 million. For this period, Crescent Capital BDC had sales of securities in five portfolio companies aggregating approximately $3.1 million in net proceeds. For the year ended December 31, 2018, Crescent Capital BDC had a net of unfunded commitments portfolio increase of $183.5 million aggregate principal amount (amortized cost).

For the year ended December 31, 2017, Crescent Capital BDC had principal repayments of $42.8 million. For this period, Crescent Capital BDC had sales of securities in sixteen portfolio companies aggregating approximately $11.3 million in net proceeds. For the year ended December 31, 2017, Crescent Capital BDC had a net of unfunded commitments portfolio increase of $101.0 million aggregate principal amount (amortized cost).

For the year ended December 31, 2016, Crescent Capital BDC had principal repayments of $35.0 million. For this period, Crescent Capital BDC had sales of securities in twenty one portfolio companies aggregating approximately $25.9 million in net proceeds. For the year ended December 31, 2016, Crescent Capital BDC had a net of unfunded commitments portfolio increase of $75.1 million aggregate principal amount (amortized cost).

The following table presents certain selected information regarding Crescent Capital BDC’s investment portfolio at fair value as of September 30, 2019 and December 31, 2018 and 2017.

	September 30, 2019	December 31, 2018	December 31, 2017
Weighted average total yield to maturity of debt and income producing securities (at fair value)	8.5%	9.2%	8.0%
Weighted average total yield to maturity of debt and income producing securities (at cost)	8.3%	9.0%	8.3%
Weighted average interest rate of debt and income producing securities	7.7%	8.5%	7.9%
Percentage of debt bearing a floating rate	97.7%	95.2%	91.3%
Percentage of debt bearing a fixed rate	2.3%	4.8%	8.7%
Number of portfolio companies	96	86	80

The following table shows the amortized cost of Crescent Capital BDC’s performing and non-accrual debt and income producing investments as of September 30, 2019 and December 31, 2018 and 2017.

	September 30, 2019		December 31, 2018		December 31, 2017
($ in millions)	Amortized Cost	Percentage	Amortized Cost	Percentage	Amortized Cost	Percentage
Performing	$606.7	96.6%	$488.1	97.5%	$317.2	100.0%
Non-accrual	21.4	3.4%	12.6	2.5	—	—

Total assets	$628.1	100.0%	$500.7	100.0%	$317.2	100.0%

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

As of September 30, 2019, Crescent Capital BDC had two portfolio companies with four investment positions on non-accrual status, which represented 3.4% and 1.4% of the total investments at cost and fair value, respectively. As of December 31, 2018, t Crescent Capital BDC had one portfolio company with two investment positions on non-accrual status, which represented 2.5% and 1.4% of the total investments at cost and fair value, respectively.

The remaining debt investments were performing and current on their interest payments as of September 30, 2019 and December 31, 2018 and 2017.

Crescent Cap Advisors monitors Crescent Capital BDC’s portfolio companies on an ongoing basis. Crescent Capital BDC monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each company. Crescent Cap Advisors has a number of methods of evaluating and monitoring the performance and fair value of Crescent Capital BDC’s investments, which may include the following:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	review of monthly and quarterly financial statements and financial projections for portfolio companies;

•	contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the industry; and

•	possible attendance at, and participation in, board meetings.

As part of the monitoring process, Crescent Cap Advisors regularly assesses the risk profile of each of Crescent Capital BDC’s investments and, on a quarterly basis, grades each investment on a risk scale of 1 to 5. Risk assessment is not standardized in Crescent Capital BDC’s industry and its risk assessment may not be comparable to ones used by its competitors. Crescent Capital BDC’s assessment is based on the following categories:

1.

Involves the least amount of risk in Crescent Capital BDC’s portfolio. The investment/borrower is performing above expectations since investment, and the trends and risk factors are generally favorable, which may include the financial performance of the borrower or a potential exit.

2.	Involves an acceptable level of risk that is similar to the risk at the time of investment. The investment/borrower is generally performing as expected, and the risk factors are neutral to favorable.

3.

Involves an investment/borrower performing below expectations and indicates that the investment’s risk has increased somewhat since investment. The borrower’s loan payments are generally not past due and more likely than not the borrower will remain in compliance with debt covenants. An investment rating of 3 requires closer monitoring.

4.

Involves an investment/borrower performing materially below expectations and indicates that the loan’s risk has increased materially since investment. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due). Placing loans on non-accrual status should be considered for investments rated 4.

5.

Involves an investment/borrower performing substantially below expectations and indicates that the loan’s risk has substantially increased since investment. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 5 are not anticipated to be repaid in full and the fair market value of the loan should be reduced to the anticipated recovery amount. Loans with an investment rating of 5 should be placed on non-accrual status.

The following table shows the distribution of Crescent Capital BDC’s investments on the 1 to 5 investment performance rating scale at fair value as of September 30, 2019 and December 31, 2018 and 2017. Investment performance ratings are accurate only as of those dates and may change due to subsequent developments relating to a portfolio company’s business or financial condition, market conditions or developments, and other factors.

	September 30, 2019		December 31, 2018		December 31, 2017
Investment Performance Rating	Investments at Fair Value ($ in millions)	Percentage of Total Portfolio	Investments at Fair Value ($ in millions)	Percentage of Total Portfolio	Investments at Fair Value ($ in millions)	Percentage of Total Portfolio
1	$8.5	1.2%	$4.4	0.9%	$0.8	0.3%
2	624.3	90.2	441.1	89.4	275.1	86.2
3	51.0	7.4	40.9	8.3	43.2	13.5
4	6.6	0.9	6.9	1.4	—	—
5	1.9	0.3	—	—	—	—

Total	$692.3	100.0%	$493.3	100.0%	$319.1	100.0%

As of September 30, 2019, Crescent Capital BDC had two portfolio companies with four investment positions on non-accrual status, which represented 3.4% and 1.4% of the total investments at cost and fair value, respectively. As of December 31, 2018, Crescent Capital BDC had one portfolio company with two investment positions on non-accrual status, which represented 2.5% and 1.4% of the total investments at cost and fair value, respectively. As of December 31, 2017, no loans had been placed on non-accrual status by Crescent Capital BDC.

The remaining debt investments were performing and current on their interest payments as of September 30, 2019 and December 31, 2018 and 2017.

Results of Operations

Operating results for the three and nine months ended September 30, 2019 and September 30, 2018 were as follows:

	For the three months ended September 30,		For the nine months ended September 30,
	2019	2018	2019	2018
Total investment income	$14,835,807	$8,723,747	$38,809,893	$22,785,680
Less: Total expenses	5,659,160	3,848,527	15,422,678	11,019,396

Net investment income before taxes	$9,176,647	$4,875,220	$23,387,215	$11,766,284
Income and excise taxes	8,417	880	14,096	7,701

Net investment income	9,168,230	4,874,340	23,373,119	11,758,583
Net realized gain (loss) on investments(1)	(24,255)	32,697	(455,960)	(181,462)
Net unrealized appreciation (depreciation) on investments(1)	(7,595,553)	(114,625)	(3,797,979)	(1,673,273)
Net unrealized appreciation (depreciation) on foreign currency forward contracts	1,204,871	—	1,486,852	—
Benefit/(Provision) for taxes on unrealized appreciation (depreciation) on investments	(25,563)	11,775	(505,278)	17,274

Net increase in net assets resulting from operations	$2,727,730	$4,804,187	$20,100,754	$9,921,122

(1)	Includes foreign currency transactions and translation.

Investment Income

	For the three months ended September 30,		For the nine months ended September 30,
	2019	2018	2019	2018
Interest from investments	$12,833,646	$8,364,283	$34,726,612	$22,214,789
Dividend Income	1,914,732	202,803	3,396,013	202,803
Other income	87,429	156,661	687,268	368,088

Total	$14,835,807	$8,723,747	$38,809,893	$22,785,680

Interest from investments, which includes amortization of upfront fees and prepayment fees, increased from $8.4 million for the three months ended September 30, 2018 to $12.8 million for the three months ended September 30, 2019, due to the increase in the size of Crescent Capital BDC’s portfolio. The average size of Crescent Capital BDC’s total investment portfolio increased from $423.4 million during the three months ended September 30, 2018 to $665.4 million during the three months ended September 30, 2019. Included in interest from investments for the three months ended September 30, 2019 and 2018 is $0.0 million and $0.0 million, respectively, in prepayment fees and $0.7 million and $0.3 million, respectively, in accelerated accretion of upfront fees. Dividend income increased from $0.2 million for the three months ended September 30, 2018, to $1.9 million for the three months ended September 30, 2019 primarily relating to Crescent Capital BDC’s investments in GACP II and the Senior Loan Fund. Other investment income relates to the amortization of loan administration fees earned as the administration agent and other miscellaneous fee income.

Interest from investments, which includes amortization of upfront fees and prepayment fees, increased from $22.2 million for the nine months ended September 30, 2018 to $34.7 million for the nine months ended September 30, 2019, due to the increase in the size of Crescent Capital BDC’s portfolio. The average size of

Crescent Capital BDC’s total investment portfolio increased from $372.6 million during the nine months ended September 30, 2018 to $589.1 million during the nine months ended September 30, 2019. Included in interest from investments for the nine months ended September 30, 2019 and 2018 is $0.3 million and $0.0 million, respectively, in prepayment fees and $1.3 million and $0.7 million, respectively, in accelerated accretion of upfront fees. Dividend income increased from $0.2 million for the nine months ended September 30, 2018, to $3.4 million for the nine months ended September 30, 2019 primarily relating to Crescent Capital BDC’s investment in GACP II and the Senior Loan Fund. Other investment income relates to the amortization of loan administration fees earned as the administration agent and other miscellaneous fee income.

Expenses

	For the three months ended September 30,		For the nine months ended September 30,
	2019	2018	2019	2018
Interest and credit facility expenses	$3,523,741	$2,175,202	$9,505,979	$5,783,370
Management fees, net	1,249,656	888,973	3,352,751	2,421,971
Income Incentive Fees	—	—	—	554,977
Directors’ fees	72,500	72,500	217,500	217,500
Professional fees	202,297	200,097	586,702	575,177
Organization expenses	45,432	40,564	136,295	97,354
Other general and administrative expenses	565,534	471,191	1,623,451	1,369,047

Total expenses	$5,659,160	$3,848,527	$15,422,678	$11,019,396

Interest and Credit Facility Expenses

Interest and credit facility expenses include interest, amortization of deferred financing costs, upfront commitment fees and unused fees on the Revolving Credit Facility II, SPV Asset Facility, and the Corporate Revolving Facility. Crescent Capital BDC first drew on the SPV Asset Facility in April 2016, the Revolving Credit Facility II in June 2017, and the Corporate Revolving Facility in August 2019. Interest and credit facility expenses increased from $2.2 million for the three months ended September 30, 2018 to $3.5 million for the three months ended September 30, 2019. This increase was primarily due to an increase (1) in the weighted average debt outstanding from $190.5 million for the three months ended September 30, 2018 to $291.5 million for the three months ended September 30, 2019 and (2) an increase in the average interest rate (excluding deferred upfront financing costs and unused fees) on the weighted average debt outstanding from 4.1% for the three months ended September 30, 2018 to 4.3% for the three months ended September 30, 2019.

Interest and credit facility expenses increased from $5.8 million for the nine months ended September 30, 2018 to $9.5 million for the nine months ended September 30, 2019. This increase was primarily due to an increase (1) in the weighted average debt outstanding from $169.9 million for the nine months ended September 30, 2018 to $259.6 million for the nine months ended September 30, 2019 and (2) an increase in the average interest rate (excluding deferred upfront financing costs and unused fees) on the weighted average debt outstanding from 4.0% for the nine months ended September 30, 2018 to 4.5% for the nine months ended September 30, 2019.

Management Fees

Management fees are calculated and payable quarterly in arrears at an annual rate of 1.5% of Crescent Capital BDC’s gross assets, including assets acquired through the incurrence of debt but excluding any cash and cash equivalents. Crescent Cap Advisors, however, has agreed to waive its right to receive management fees in excess of the sum of (i) 0.25% of the aggregate committed but undrawn capital and (ii) 0.75% of the aggregate gross assets excluding cash and cash equivalents (including capital drawn to pay the Crescent Capital BDC’s expenses) during any period prior to a Qualified IPO. Management fees, net of waived management fees, increased from

$0.9 million for the three months ended September 30, 2018 to $1.2 million for the three months ended September 30, 2019 due to the increase in total assets, which increased from an average of $435.9 million for the three months ended September 30, 2018 to an average of $676.6 million for the three months ended September 30, 2019. Waived management fees for the three months ended September 30, 2019 and September 30, 2018 were approximately $1.3 million and $0.7 million, respectively. Crescent Cap Advisors is not permitted to recoup any waived amounts at any time.

Management fees, net of waived management fees, increased from $2.4 million for the nine months ended September 30, 2018 to $3.4 million for the nine months ended September 30, 2019 due to the increase in total assets, which increased from an average of $385.5 million for the nine months ended September 30, 2018 to an average of $598.4 million for the nine months ended September 30, 2019. Waived management fees for the nine months ended September 30, 2019 and September 30, 2018 were approximately $3.2 million and $1.8 million, respectively.

Income Incentive Fees

Income incentive fees, net of waivers, remained flat at zero from the three months ended September 30, 2018 to the three months ended September 30, 2019. Income incentive fees, net of waivers, decreased from $0.6 million for the nine months ended September 30, 2018 to zero for the nine months ended September 30, 2019. The decrease was due to the Advisor agreeing to waive its rights to income incentive fees effective April 1, 2018. For the three and nine months ended September 30, 2019, income incentive fees as a percentage of Pre-Incentive Fee Net Investment Income was 0.0% and 0.0%, respectively, compared to 0.0% and 4.5% for the three and nine months ended September 30, 2018. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies, but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and the Administration Agreement and any interest expense, but excluding the Incentive fee). Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash, such as debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. Waived income incentive fees for the three and nine months ended September 30, 2019 were approximately $1.4 million and $3.5 million, respectively, compared to $0.7 million and $1.3 million for the three and nine months ended September 30, 2018. The Advisor is not permitted to recoup any waived amounts at any time.

Professional Fees and Other General and Administrative Expenses

Professional fees generally include expenses from independent auditors, tax advisors, legal counsel and third party valuation agents. Other general and administrative expenses generally include expenses from the Sub-Administration Agreements, insurance premiums, overhead and staffing costs allocated from the Administrator and other miscellaneous general and administrative costs associated with the operations and investment activity of the Company. Professional fees remained flat at $0.2 million for the three months ended September 30, 2019 and September 30, 2018, respectively, while other general and administrative expenses increased from $0.5 million for the three months ended September 30, 2018 to $0.6 million for the three months ended September 30, 2019. The net increase in costs was due to an increase in costs associated with servicing a growing investment portfolio.

Professional fees remained flat at $0.6 million for the nine months ended September 30, 2019 and September 30, 2018, respectively, while other general and administrative expenses increased from $1.4 million for the nine months ended September 30, 2018 to $1.6 million for the nine months ended September 30, 2019. The net increase in costs was due to an increase in costs associated with servicing a growing investment portfolio.

Organization Expenses

Crescent Capital BDC has agreed to repay Crescent Cap Advisors for the organization costs and offering costs (not to exceed $1.5 million) on a pro rata basis over the first $350 million of capital contributed Crescent Capital BDC. For the three and nine months ended September 30, 2019, Crescent Capital BDC called $65.0 million and $121.0 million, respectively, and Crescent Cap Advisors allocated $0.0 million and $0.1 million, respectively, of organization costs to Crescent Capital BDC, which was included in the Consolidated Statements of Operations. For the three and nine months ended September 30, 2019, Crescent Cap Advisors also allocated $0.1 million and $0.2 million, respectively, of equity offering costs to Crescent Capital BDC that was recorded as an offset to paid-in capital in excess of par value on the Consolidated Statement of Assets and Liabilities.

During the three and nine months ended September 30, 2018, Crescent Capital BDC called $25.0 million and $60.0 million, respectively, and Crescent Cap Advisors allocated $0.0 million and $0.1 million, respectively of organization costs to Crescent Capital BDC, which was included in the Consolidated Statements of Operations. For the three and nine months ended September 30, 2018, Crescent Cap Advisors also allocated $0.0 million and $0.1 million, respectively of equity offering costs to Crescent Capital BDC that was recorded as an offset to paid-in capital in excess of par value on the Consolidated Statement of Assets and Liabilities.

Income Tax Expense, Including Excise Tax

Crescent Capital BDC has elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, Crescent Capital BDC must generally (among other requirements) timely distribute to its stockholders at least 90% of Crescent Capital BDC’s investment company taxable income, as defined by the Code, for each year. In order to maintain its RIC status, Crescent Capital BDC intends to make the requisite distributions to its stockholders which will generally relieve it from corporate-level income taxes. In order for Crescent Capital BDC not to be subject to federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections), (ii) 98.2% of its net capital gains from the current year and (iii) any undistributed ordinary income and net capital gains from preceding years. Depending on the level of taxable income earned in a tax year, Crescent Capital BDC may choose to carry forward such taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. If Crescent Capital BDC determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, Crescent Capital BDC accrues excise tax on estimated excess taxable income as such taxable income is earned. For the three and nine months ended September 30, 2019, Crescent Capital BDC expensed an excise tax of $8,417 and $8,417, respectively, of which $0 remained payable and relates to fiscal year 2018. For the three and nine months ended September 30, 2018, Crescent Capital BDC expensed an excise tax of $80 and $80, respectively, of which $0 remained payable.

Net Realized and Unrealized Gains and Losses

Crescent Capital BDC values its portfolio investments quarterly and any changes in fair value are recorded as unrealized appreciation (depreciation) on investments. For the three and nine months ended September 30, 2019 and September 30, 2018, net realized gains (losses) and net unrealized appreciation (depreciation) on Crescent Capital BDC’s investment portfolio were comprised of the following:

	For the three months ended September 30,		For the nine months ended September 30,
	2019	2018	2019	2018
Realized losses on investments	$(162,488)	$—	$(482,301)	$(234,477)
Realized gains on investments	96,449	0	96,449	15,158
Realized gains on foreign currency transactions	43,301	1,204	(56,305)	6,372
Realized losses on foreign currency transactions	(1,517)	31,493	(13,803)	31,485

Net realized gains (losses)	$(24,255)	$32,697	$(455,960)	$(181,462)

Change in unrealized depreciation on investments	$(6,193,074)	$(1,165,972)	$(7,916,429)	$(4,195,104)
Change in unrealized appreciation on investments	(43,543)	1,071,579	5,108,003	2,583,333
Change in unrealized depreciation on foreign currency translation	(1,360,333)	3,112	(1,018,676)	46,823
Change in unrealized appreciation on foreign currency translation	1,396	(23,344)	29,123	(108,325)
Change in unrealized appreciation on foreign currency forwards	1,204,871	—	1,486,852	—
Change in unrealized depreciation on foreign currency forwards	—	—	—	—

Net unrealized appreciation (depreciation)	$(6,390,683)	$(114,625)	$(2,311,127)	$(1,673,273)

Hedging

Crescent Capital BDC may, but is not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks. Generally, Crescent Capital BDC does not intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to Crescent Capital BDC’s business or results of operations. These hedging activities, which are in compliance with applicable legal and regulatory requirements, may include the use of various instruments, including futures, options and forward contracts. Crescent Capital BDC bears the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy Crescent Capital BDC employs will be successful.

During the nine months ended September 30, 2019, Crescent Capital BDC’s average USD notional exposure to foreign currency forward contracts was $21,866,295. Crescent Capital BDC did not enter into any interest rate, foreign exchange or other derivative agreements during the nine months ended September 30, 2018.

CBDC Senior Loan Fund LLC

CBDC Senior Loan Fund LLC (the “Senior Loan Fund”), an unconsolidated limited liability company, was formed on September 26, 2018 and commenced operations in February 2019. Crescent Capital BDC invests together with Masterland through the Senior Loan Fund. The Senior Loan Fund’s principal purpose is to make investments, either directly or indirectly through its wholly owned subsidiary, CBDC Senior Loan Sub LLC. Each of Crescent Capital BDC and Masterland have subscribed to fund $40 million. Except under certain circumstances, contributions to the Senior Loan Fund cannot be redeemed. The Senior Loan Fund is managed by a four member board of managers, on which Crescent Capital BDC and Masterland have equal representation. Investment decisions generally must be unanimously approved by a quorum of the board of managers. Since Crescent Capital BDC does not have a controlling financial interest in the Senior Loan Fund, Crescent Capital BDC does not consolidate. The Senior Loan Fund is an investment company and measured using the NAV per share as a practical expedient for fair value.

As of September 30, 2019, Crescent Capital BDC and Masterland had subscribed to fund and contributed the following to the Senior Loan Fund:

	September 30, 2019
Member	Subscribed to fund	Contributed
Company	$40,000,000	$34,000,000
Masterland	40,000,000	34,000,000

Total	$80,000,000	$68,000,000

The Senior Loan Fund is capitalized pro rata with LLC equity interest as transactions are completed. The Senior Loan Fund has a revolving credit facility with Royal Bank of Canada (the “RBC Facility”), which permitted up to $300.0 million of borrowings as of September 30, 2019. Borrowings under the RBC Facility are secured by all assets of CBDC Senior Loan Sub LLC.

As of September 30, 2019, the Senior Loan Fund had total investments in senior secured debt at fair value of $283,069,106.

Below is a summary of the Senior Loan Fund’s portfolio, followed by a listing of the individual loans in the Senior Loan Fund’s portfolio as of September 30, 2019:

As of September 30, 2019 (Unaudited)
Total senior secured debt(1)	$285,900,862
Weighted average current interest rate on senior secured debt(2)	5.1%
Number of borrowers in the Senior Loan Fund’s portfolio	169
Largest loan to a single borrower(1)	$3,585,296

(1)	At par amount, including unfunded commitments.
(2)	Computed as (a) the annual stated interest rate on accruing senior secured debt, divided by (b) total senior secured debt at par amount, excluding fully unfunded commitments.

CBDC SENIOR LOAN FUND LLC

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*		Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Investments
United States
Debt Investments
Aerospace & Defense
Dynasty Acquisition Co., Inc.	Senior Secured First Lien	L + 400	(1)	6.10%	04/2026	$487,762	$490,157	0.7%	$490,657
TransDigm, Inc.	Senior Secured First Lien	L + 250	(2)	4.54%	06/2023	744,333	736,946	1.1	743,503
TransDigm, Inc.	Senior Secured First Lien	L + 250	(2)	4.54%	08/2024	249,366	247,849	0.4	248,630
TransDigm, Inc.	Senior Secured First Lien	L + 250	(1)	4.54%	05/2025	1,989,272	1,966,514	3.0	1,983,961

						3,470,733	3,441,466	5.2	3,466,751

Air Transport
American Airlines, Inc.(3)	Senior Secured First Lien	L + 175	(2)	3.80%	06/2025	3,500,000	3,442,208	5.2	3,469,130

Automotive
Mister Car Wash Holdings, Inc.	Senior Secured First Lien	L + 350	(1)	5.66%	05/2026	1,432,454	1,431,940	2.1	1,432,841
Mister Car Wash Holdings, Inc.(4)	Senior Secured First Lien	L + 350	(1)	3.50%	05/2026	—	49	—	20
Wand NewCo 3, Inc.	Senior Secured First Lien	L + 350	(2)	5.54%	02/2026	1,496,250	1,502,308	2.3	1,505,602

						2,928,704	2,934,297	4.4	2,938,463

Building & Development
Capital Automotive L.P.(3)	Senior Secured First Lien	L + 250	(2)	4.55%	03/2024	742,359	744,215	1.1	743,870
DTZ U.S. Borrower LLC	Senior Secured First Lien	L + 325	(2)	5.29%	08/2025	2,983,672	2,988,355	4.5	2,992,995
Forest City Enterprises, L.P.	Senior Secured First Lien	L + 400	(2)	6.04%	12/2025	994,987	1,002,179	1.5	1,003,539
Realogy Group LLC	Senior Secured First Lien	L + 225	(2)	4.30%	02/2025	2,997,407	2,932,998	4.3	2,860,666

						7,718,425	7,667,747	11.4	7,601,070

Business Equipment & Services
Almonde, Inc.	Senior Secured First Lien	L + 350	(5)	5.70%	06/2024	2,486,646	2,463,013	3.6	2,424,604
Belfor Holdings Inc.	Senior Secured First Lien	L + 400	(2)	6.04%	04/2026	638,400	638,400	1.0	642,390
Brand Energy & Infrastructure Services, Inc.	Senior Secured First Lien	L + 425	(6)	6.52%	06/2024	1,741,729	1,708,910	2.6	1,706,894
EAB Global, Inc.	Senior Secured First Lien	L + 375	(1)	6.38%	11/2024	1,492,424	1,486,560	2.2	1,476,873
Financial & Risk US Holdings, Inc.	Senior Secured First Lien	L + 375	(2)	5.79%	10/2025	1,492,481	1,472,423	2.3	1,502,123
IG Investment Holdings, LLC	Senior Secured First Lien	L + 400	(2)	6.04%	05/2025	2,205,826	2,204,321	3.3	2,199,209
IRI Holdings, Inc.	Senior Secured First Lien	L + 450	(1)	6.62%	12/2025	2,332,628	2,321,593	3.4	2,250,263
Iron Mountain, Inc.	Senior Secured First Lien	L + 175	(2)	3.79%	01/2026	1,488,665	1,467,936	2.2	1,478,118
Jane Street Group, LLC	Senior Secured First Lien	L + 300	(2)	5.04%	08/2022	2,266,098	2,262,688	3.4	2,263,265
MA FinanceCo., LLC	Senior Secured First Lien	L + 250	(2)	4.54%	06/2024	193,467	191,367	0.3	191,371
Netsmart, Inc.	Senior Secured First Lien	L + 375	(2)	5.79%	04/2023	1,571,976	1,566,594	2.3	1,559,212
OEConnection LLC(3)	Senior Secured First Lien	L + 400	(1)	6.02%	09/2026	1,096,104	1,090,712	1.7	1,094,049
OEConnection LLC(4)(7)	Senior Secured First Lien				09/2026	—	3	—	(195)
Prime Security Services Borrower, LLC	Senior Secured First Lien	L + 325	(8)	5.21%	09/2026	2,500,051	2,494,108	3.7	2,476,226
PSAV Holdings LLC	Senior Secured First Lien	L + 325	(8)	5.29%	03/2025	1,493,684	1,460,386	2.2	1,448,873

CBDC SENIOR LOAN FUND LLC

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
PSAV Holdings LLC(3)	Senior Secured First Lien	L + 450(1)	6.55%	09/2026	$250,000	$245,000	0.4%	$246,094
Seattle Spinco, Inc.	Senior Secured First Lien	L + 250(2)	4.54%	06/2024	1,306,533	1,292,346	1.9	1,292,376
Spin Holdco Inc.	Senior Secured First Lien	L + 325(1)	5.57%	11/2022	1,990,456	1,971,545	2.9	1,960,599
TruGreen Limited Partnership	Senior Secured First Lien	L + 375(2)	5.79%	03/2026	1,415,188	1,417,122	2.1	1,422,270
USIC Holdings, Inc.	Senior Secured First Lien	L + 325(2)	5.29%	12/2023	1,489,818	1,477,439	2.2	1,480,507

					29,452,174	29,232,466	43.7	29,115,121

Cable & Satellite Television
Charter Communications Operating, LLC	Senior Secured First Lien	L + 200(2)	4.05%	04/2025	2,234,839	2,234,028	3.4	2,250,907
CSC Holdings, LLC	Senior Secured First Lien	L + 225(2)	4.28%	01/2026	1,496,241	1,491,434	2.2	1,497,737
CSC Holdings, LLC	Senior Secured First Lien	L + 250(2)	4.53%	01/2026	1,989,924	1,989,925	3.0	1,995,059
CSC Holdings, LLC(4)	Senior Secured First Lien			04/2027	—	—	—	1,219
Radiate Holdco, LLC	Senior Secured First Lien	L + 300(2)	5.04%	02/2024	1,739,799	1,726,342	2.6	1,735,745
Virgin Media Bristol LLC	Senior Secured First Lien	L + 250(2)	4.53%	01/2026	1,500,000	1,494,100	2.3	1,502,093

					8,960,803	8,935,829	13.5	8,982,760

Chemicals & Plastics
H.B. Fuller Company	Senior Secured First Lien	L + 200(2)	4.04%	10/2024	2,559,452	2,543,692	3.8	2,552,656
Ineos US Finance LLC	Senior Secured First Lien	L + 200(6)	4.04%	03/2024	2,981,041	2,958,150	4.4	2,950,694
Messer Industries GmbH	Senior Secured First Lien	L + 250(1)	4.60%	03/2026	2,243,447	2,226,189	3.4	2,241,911
PMHC II, Inc.	Senior Secured First Lien	L + 350(1)	5.60%	03/2025	749,338	738,479	0.9	610,711
PQ Corporation	Senior Secured First Lien	L + 250(1)	4.76%	02/2025	913,607	912,486	1.4	916,462
Univar Inc.	Senior Secured First Lien	L + 225(2)	4.29%	07/2024	1,500,000	1,498,239	2.3	1,506,090

					10,946,885	10,877,235	16.2	10,778,524

Consumer Services
MHI Holdings, LLC(3)	Senior Secured First Lien	L + 500(2)	7.04%	09/2026	1,250,000	1,237,500	1.9	1,251,563
Pre-Paid Legal Services, Inc.	Senior Secured First Lien	L + 325(2)	5.29%	05/2025	1,699,935	1,686,560	2.5	1,700,147

					2,949,935	2,924,060	4.4	2,951,710

Containers & Glass Products
Anchor Packaging Inc.	Senior Secured First Lien	L + 400(2)	6.04%	07/2026	826,257	823,712	1.3	823,158
Anchor Packaging Inc.(4)(7)	Senior Secured First Lien			07/2026	—	110	—	(678)
Berlin Packaging LLC	Senior Secured First Lien	L + 300(2)	5.11%	11/2025	1,241,190	1,221,934	1.8	1,221,567
Berry Global, Inc.	Senior Secured First Lien	L + 250(2)	4.55%	07/2026	2,992,500	2,985,211	4.5	3,010,410
BWAY Holding Company	Senior Secured First Lien	L + 325(1)	5.59%	04/2024	1,244,908	1,213,306	1.8	1,221,049
Consolidated Container Company LLC	Senior Secured First Lien	L + 275(2)	4.79%	05/2024	1,492,405	1,486,005	2.2	1,486,809
Plaze, Inc.	Senior Secured First Lien	L + 350(1)	5.63%	08/2026	1,681,000	1,672,723	2.5	1,678,899
Pro Mach Group, Inc.	Senior Secured First Lien	L + 275(2)	4.81%	03/2025	1,741,791	1,707,718	2.6	1,699,884
Reynolds Group Holdings Inc.	Senior Secured First Lien	L + 275(2)	4.79%	02/2023	2,984,655	2,966,335	4.5	2,993,549

					14,204,706	14,077,054	21.2	14,134,647

Diversified Insurance
Acrisure, LLC	Senior Secured First Lien	L + 425(1)	6.35%	11/2023	2,984,772	2,989,302	4.5	2,973,579
Drugs
Albany Molecular Research, Inc.	Senior Secured First Lien	L + 325(2)	5.29%	08/2024	1,741,117	1,730,465	2.6	1,720,807
Amneal Pharmaceuticals LLC	Senior Secured First Lien	L + 350(2)	5.56%	05/2025	3,234,880	3,210,008	4.1	2,777,953

					4,975,997	4,940,473	6.7	4,498,760

Electronics/Electrical
Blackhawk Network Holdings, Inc.	Senior Secured First Lien	L + 300(2)	5.04%	06/2025	1,989,924	1,982,338	3.0	1,986,601
Camelot UK Holdco Limited	Senior Secured First Lien	L + 325(2)	5.29%	10/2023	1,741,251	1,744,714	2.6	1,754,136
CommScope, Inc.	Senior Secured First Lien	L + 325(2)	5.29%	04/2026	1,500,000	1,504,511	2.2	1,497,323
Compuware Corporation	Senior Secured First Lien	L + 400(2)	6.04%	08/2025	1,991,635	1,998,729	3.0	2,002,430
Dell International LLC	Senior Secured First Lien	L + 200(2)	4.05%	09/2025	2,888,511	2,882,991	4.4	2,905,539
ON Semiconductor Corporation(3)	Senior Secured First Lien	L + 200(2)	4.04%	09/2026	772,000	770,070	1.2	776,346
Sabre GLBL Inc.	Senior Secured First Lien	L + 200(2)	4.04%	02/2024	1,493,956	1,491,949	2.2	1,501,934
SS&C Technologies Inc.	Senior Secured First Lien	L + 225(2)	4.29%	04/2025	2,012,291	2,013,588	3.0	2,021,547
Verifone Systems, Inc.	Senior Secured First Lien	L + 400(1)	6.14%	08/2025	2,147,207	2,125,261	3.1	2,057,293
Western Digital Corporation	Senior Secured First Lien	L + 175(1)	3.86%	04/2023	1,993,700	1,977,308	3.0	1,992,035
WEX Inc.	Senior Secured First Lien	L + 225(2)	4.29%	05/2026	3,233,750	3,233,151	4.9	3,256,548

					21,764,225	21,724,610	32.6	21,751,732

CBDC SENIOR LOAN FUND LLC

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Financial Intermediaries
Apollo Commercial Real Estate Finance, Inc.	Senior Secured First Lien	L + 275(2)	4.78%	05/2026	$1,745,601	$1,741,333	2.6%	$1,743,419
AqGen Ascensus, Inc.	Senior Secured First Lien	L + 400(5)	6.20%	12/2022	751,451	752,305	1.1	754,742
Avolon TLB Borrower 1 (US) LLC	Senior Secured First Lien	L + 175(2)	3.79%	01/2025	3,000,000	2,997,692	4.5	3,015,780
Citadel Securities LP	Senior Secured First Lien	L + 350(2)	5.54%	02/2026	1,536,430	1,534,572	2.3	1,543,152
Edelman Financial Center, LLC	Senior Secured First Lien	L + 325(2)	5.31%	07/2025	745,619	746,527	1.1	747,680
FinCo I LLC	Senior Secured First Lien	L + 200(2)	4.04%	12/2022	1,500,000	1,497,733	2.3	1,505,910
Focus Financial Partners, LLC	Senior Secured First Lien	L + 250(2)	4.54%	07/2024	997,475	996,627	1.5	1,003,260
Jefferies Finance LLC	Senior Secured First Lien	L + 375(2)	5.88%	06/2026	1,827,025	1,828,287	2.8	1,829,026
Kestra Advisor Services Holdings A, Inc.	Senior Secured First Lien	L + 425(2)	6.36%	06/2026	783,988	776,449	1.2	767,328
RPI Finance Trust	Senior Secured First Lien	L + 200(2)	4.04%	03/2023	2,936,508	2,933,851	4.4	2,955,317
Sedgwick Claims Management Services, Inc.	Senior Secured First Lien	L + 325(2)	5.29%	12/2025	2,106,468	2,091,146	3.1	2,074,703
Starwood Property Trust, Inc.	Senior Secured First Lien	L + 250(2)	4.54%	07/2026	756,000	755,986	1.2	757,417
VFH Parent LLC	Senior Secured First Lien	L + 350(5)	6.04%	03/2026	1,749,333	1,752,697	2.6	1,754,433
Victory Capital Holdings, Inc.	Senior Secured First Lien	L + 325(1)	5.57%	07/2026	938,403	936,636	1.4	943,681

					21,374,301	21,341,841	32.1	21,395,848

Food products
Dole Food Company Inc.	Senior Secured First Lien	L + 275(2)	4.80%	04/2024	1,728,748	1,720,028	2.5	1,709,610
Hearthside Food Solutions, LLC	Senior Secured First Lien	L + 369(2)	5.73%	05/2025	1,743,696	1,713,608	2.5	1,646,049

					3,472,444	3,433,636	5.0	3,355,659

Food Service
IRB Holding Corp	Senior Secured First Lien	L + 325(1)	5.55%	02/2025	2,239,266	2,234,443	3.4	2,232,425
Whatabrands LLC	Senior Secured First Lien	L + 325(1)	5.52%	08/2026	736,000	736,406	1.1	740,236

					2,975,266	2,970,849	4.5	2,972,661

Food/Drug Retailers
Albertsons, LLC	Senior Secured First Lien	L + 275(2)	4.79%	11/2025	1,239,910	1,235,213	1.9	1,248,911
BJ’s Wholesale Club, Inc.	Senior Secured First Lien	L + 275(2)	4.79%	02/2024	2,238,693	2,244,646	3.3	2,248,208

					3,478,603	3,479,859	5.2	3,497,119

Health Care
ADMI Corp.	Senior Secured First Lien	L + 275(2)	4.79%	04/2025	1,989,931	1,969,149	3.0	1,974,758
ATI Holdings Acquisition, Inc.	Senior Secured First Lien	L + 350(2)	5.55%	05/2023	1,737,176	1,713,400	2.6	1,721,976
Avantor, Inc.	Senior Secured First Lien	L + 300(2)	5.04%	11/2024	1,375,679	1,381,391	2.1	1,388,149
CHG Healthcare Services Inc.	Senior Secured First Lien	L + 300(2)	5.04%	06/2023	2,010,308	2,007,754	3.0	2,012,198
Comet Acquisition, Inc.	Senior Secured First Lien	L + 350(1)	5.62%	10/2025	1,492,481	1,491,298	2.2	1,477,556
DaVita, Inc.	Senior Secured First Lien	L + 225(2)	4.29%	08/2026	1,430,000	1,426,438	2.2	1,439,753
Emerald TopCo Inc.	Senior Secured First Lien	L + 350(2)	5.54%	07/2026	1,739,000	1,736,296	2.6	1,736,826
Envision Healthcare Corporation	Senior Secured First Lien	L + 375(2)	5.79%	10/2025	1,490,616	1,428,337	1.8	1,220,904
Gentiva Health Services, Inc.	Senior Secured First Lien	L + 375(2)	5.81%	07/2025	2,209,471	2,212,170	3.3	2,224,661
HCA Inc.	Senior Secured First Lien	L + 200(2)	4.04%	03/2025	743,076	743,940	1.1	746,468
Heartland Dental, LLC	Senior Secured First Lien	L + 375(2)	5.79%	04/2025	1,211,333	1,191,006	1.8	1,188,051
Heartland Dental, LLC(4)(7)	Senior Secured First Lien			04/2025	1	(454)	—	(526)
IQVIA Inc.	Senior Secured First Lien	L + 175(1)	3.85%	06/2025	1,489,943	1,486,375	2.3	1,493,907
NVA Holdings, Inc.	Senior Secured First Lien	L + 350(2)	5.54%	02/2025	748,125	748,125	1.1	749,060
RegionalCare Hospital Partners Holdings, Inc.	Senior Secured First Lien	L + 450(2)	6.55%	11/2025	1,488,750	1,483,549	2.2	1,492,360
Sound Inpatient Physicians	Senior Secured First Lien	L + 275(2)	4.79%	06/2025	746,222	746,831	1.1	746,595
Surgery Center Holdings, Inc.	Senior Secured First Lien	L + 325(2)	5.30%	09/2024	1,489,237	1,469,567	2.2	1,462,245
Syneos Health, Inc.	Senior Secured First Lien	L + 200(2)	4.04%	08/2024	1,271,763	1,272,019	1.9	1,278,389
Tecomet Inc.	Senior Secured First Lien	L + 325(2)	5.28%	05/2024	746,183	746,183	1.1	742,919
U.S. Renal Care, Inc.	Senior Secured First Lien	L + 500(2)	7.06%	06/2026	1,242,150	1,217,994	1.8	1,179,421
Verscend Holding Corp.	Senior Secured First Lien	L + 450(2)	6.54%	08/2025	2,238,694	2,248,427	3.4	2,250,357
Viant Medical Holdings, Inc.	Senior Secured First Lien	L + 375(1)	5.85%	07/2025	745,296	747,507	1.1	698,715
VVC Holding Corp.	Senior Secured First Lien	L + 450(1)	6.68%	02/2026	1,492,500	1,480,787	2.2	1,491,105

					31,127,935	30,948,089	46.1	30,715,847

Industrial Equipment
Clark Equipment Company	Senior Secured First Lien	L + 200(1)	4.10%	05/2024	1,469,631	1,466,169	2.2	1,474,841
LTI Holdings, Inc.	Senior Secured First Lien	L + 350(2)	5.54%	09/2025	994,975	965,711	1.4	943,982
Playpower, Inc.	Senior Secured First Lien	L + 550(1)	7.60%	05/2026	218,253	216,153	0.3	218,526
Sabre Industries, Inc.	Senior Secured First Lien	L + 425(2)	6.31%	04/2026	748,750	745,171	1.2	753,198

					3,431,609	3,393,204	5.1	3,390,547

CBDC SENIOR LOAN FUND LLC

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Leisure Goods/Activities/Movies
Crown Finance US, Inc.	Senior Secured First Lien	L + 225(2)	4.29%	02/2025	$2,011,564	$1,989,448	3.0%	$2,000,762
Crown Finance US, Inc.(3)	Senior Secured First Lien	L + 250(2)	4.54%	09/2026	1,000,000	995,000	1.5	999,375
Hoya Midco, LLC	Senior Secured First Lien	L + 350(2)	5.54%	06/2024	1,491,338	1,482,592	2.2	1,474,561
Six Flags Theme Parks, Inc.	Senior Secured First Lien	L + 200(2)	4.05%	04/2026	1,516,587	1,512,989	2.3	1,520,378
SP PF Buyer LLC	Senior Secured First Lien	L + 450(1)	6.54%	12/2025	746,250	745,685	1.0	666,651
UFC Holdings, LLC	Senior Secured First Lien	L + 325(2)	5.30%	04/2026	1,743,309	1,744,814	2.6	1,749,969
Varsity Brands, Inc.	Senior Secured First Lien	L + 350(2)	5.54%	12/2024	1,741,779	1,730,810	2.5	1,689,961

					10,250,827	10,201,338	15.1	10,101,657

Lodging & Casinos
Golden Nugget, Inc.	Senior Secured First Lien	L + 275(2)	4.79%	10/2023	2,485,191	2,482,627	3.7	2,486,147
MGM Growth Properties Operating Partnership LP	Senior Secured First Lien	L + 200(2)	4.04%	03/2025	2,484,556	2,481,437	3.7	2,493,699
Scientific Games International, Inc.	Senior Secured First Lien	L + 275(6)	4.90%	08/2024	2,483,614	2,456,580	3.7	2,466,242
Seminole Tribe of Florida	Senior Secured First Lien	L + 175(2)	3.79%	07/2024	903,905	902,641	1.4	909,934
VICI Properties 1 LLC	Senior Secured First Lien	L + 200(2)	4.05%	12/2024	2,000,000	1,991,633	3.0	2,008,330
Wyndham Hotels & Resorts, Inc.	Senior Secured First Lien	L + 175(2)	3.79%	05/2025	2,244,429	2,243,176	3.4	2,257,682

					12,601,695	12,558,094	18.9	12,622,034

Nonferrous Metals/Minerals
Dynacast International LLC	Senior Secured First Lien	L + 325(1)	5.35%	01/2022	746,094	727,052	1.1	719,048
Oil & Gas
Blackstone CQP Holdco LP	Senior Secured First Lien	L + 350(1)	5.66%	09/2024	1,422,352	1,420,939	2.1	1,430,225
Delek US Holdings, Inc.	Senior Secured First Lien	L + 225(2)	4.29%	03/2025	1,196,432	1,191,057	1.8	1,195,684
Prairie ECI Acquiror LP	Senior Secured First Lien	L + 475(1)	6.85%	03/2026	1,130,659	1,137,850	1.7	1,108,402

					3,749,443	3,749,846	5.6	3,734,311

Property & Casualty Insurance
AssuredPartners, Inc.	Senior Secured First Lien	L + 350(2)	5.54%	10/2024	2,982,740	2,972,152	4.5	2,974,821
Asurion LLC	Senior Secured First Lien	L + 300(2)	5.04%	11/2023	1,739,579	1,741,333	2.6	1,748,277
Asurion LLC	Senior Secured First Lien	L + 300(2)	5.04%	11/2024	1,243,703	1,243,703	1.9	1,249,318

					5,966,022	5,957,188	9.0	5,972,416

Publishing
Meredith Corporation	Senior Secured First Lien	L + 275(2)	4.79%	01/2025	2,487,917	2,487,727	3.7	2,493,676
Merrill Communications, LLC(3)	Senior Secured First Lien	L + 500(2)	7.05%	09/2026	1,250,000	1,237,500	1.9	1,246,875
Nielsen Finance LLC	Senior Secured First Lien	L + 200(2)	4.04%	10/2023	2,990,066	2,980,479	4.5	2,991,935

					6,727,983	6,705,706	10.1	6,732,486

Radio & Television
Diamond Sports Group, LLC	Senior Secured First Lien	L + 325(2)	5.30%	08/2026	1,971,000	1,964,169	3.0	1,985,171
Gray Television, Inc.	Senior Secured First Lien	L + 250(1)	4.83%	01/2026	1,490,616	1,488,853	2.2	1,497,964
Nexstar Broadcasting, Inc.	Senior Secured First Lien	L + 225(2)	4.35%	01/2024	268,618	267,208	0.4	269,290
Nexstar Broadcasting, Inc.	Senior Secured First Lien	L + 225(2)	4.29%	01/2024	1,348,436	1,341,512	2.0	1,351,807
Nexstar Broadcasting, Inc.	Senior Secured First Lien	L + 275(1)	4.81%	09/2026	1,968,242	1,966,184	3.0	1,979,461
Sinclair Television Group Inc.	Senior Secured First Lien	L + 250(2)	4.54%	09/2026	925,000	920,407	1.4	929,912

					7,971,912	7,948,333	12.0	8,013,605

Retailers (except Food & Drug)
Bass Pro Group, LLC	Senior Secured First Lien	L + 500(2)	7.04%	09/2024	1,490,497	1,469,484	2.2	1,438,329
Men’s Wearhouse, Inc. (The)	Senior Secured First Lien	L + 325(2)	5.35%	04/2025	1,488,013	1,448,310	1.9	1,264,812
Staples, Inc.	Senior Secured First Lien	L + 500(1)	7.12%	04/2026	1,015,862	1,002,451	1.5	1,003,270

					3,994,372	3,920,245	5.6	3,706,411

Software & Services
DCert Buyer, Inc.(3)	Senior Secured First Lien	L + 400(2)	6.05%	08/2026	2,000,000	1,995,000	3.0	1,996,250
Surface Transport
Avis Budget Car Rental, LLC	Senior Secured First Lien	L + 200(2)	4.05%	02/2025	1,490,521	1,480,190	2.2	1,492,615
XPO Logistics, Inc.	Senior Secured First Lien	L + 200(2)	4.04%	02/2025	500,000	493,663	0.8	503,040
XPO Logistics, Inc.	Senior Secured First Lien	L + 250(2)	4.54%	02/2025	1,220,477	1,218,311	1.8	1,230,204

					3,210,998	3,192,164	4.8	3,225,859

CBDC SENIOR LOAN FUND LLC

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Telecommunications
Avaya, Inc.	Senior Secured First Lien	L + 425(2)	6.28%	12/2024	$2,736,076	$2,740,564	3.9%	$2,606,974
CenturyLink, Inc.	Senior Secured First Lien	L + 275(2)	4.79%	01/2025	2,824,466	2,789,534	4.2	2,809,962
Level 3 Financing Inc.	Senior Secured First Lien	L + 225(2)	4.29%	02/2024	3,000,000	2,999,829	4.5	3,010,320
Sprint Communications, Inc.	Senior Secured First Lien	L + 300(2)	5.06%	02/2024	1,985,000	1,985,000	3.0	1,982,519

					10,545,542	10,514,927	15.6	10,409,775

Utilities
Brookfield WEC Holdings Inc.	Senior Secured First Lien	L + 350(2)	5.54%	08/2025	1,604,458	1,607,146	2.4	1,611,485
Calpine Corporation	Senior Secured First Lien	L + 250(1)	4.61%	01/2024	1,340,410	1,332,732	2.0	1,345,564
Calpine Corporation	Senior Secured First Lien	L + 275(1)	4.86%	04/2026	1,650,862	1,641,164	2.5	1,657,160
Eastern Power, LLC	Senior Secured First Lien	L + 375(2)	5.79%	10/2023	1,618,565	1,617,898	2.5	1,626,091
Nautilus Power, LLC	Senior Secured First Lien	L + 425(2)	6.29%	05/2024	1,082,656	1,082,816	1.6	1,080,626
Talen Energy Supply, LLC	Senior Secured First Lien	L + 375(2)	5.79%	07/2026	1,753,000	1,738,255	2.6	1,753,000
TEX Operations Co. LLC	Senior Secured First Lien	L + 200(2)	4.04%	08/2023	337,003	337,559	0.5	338,478
Vistra Operations Company LLC	Senior Secured First Lien	L + 200(2)	4.04%	12/2025	466,080	462,785	0.7	467,991

					9,853,034	9,820,355	14.8	9,880,395

Total Debt Investments United States					$257,335,439	$256,044,473	382.6%	$255,104,175

Total United States						$256,044,473	382.6%	$255,104,175

Canada
Debt Investments
Aerospace & Defense
1199169 B.C. Unlimited Liability Company	Senior Secured First Lien	L + 400(1)	6.10%	04/2026	262,238	263,525	0.4	263,794
Air Transport
Air Canada	Senior Secured First Lien	L + 200(2)	4.04%	10/2023	1,734,933	1,739,526	2.6	1,743,877
WestJet Airlines Ltd.(3)	Senior Secured First Lien	L + 300(2)	5.05%	08/2026	1,263,000	1,261,997	1.9	1,273,956

					2,997,933	3,001,523	4.5	3,017,833

Automotive
Panther BF Aggregator 2 LP	Senior Secured First Lien	L + 350(2)	5.54%	04/2026	1,991,800	1,977,652	3.0	1,980,845
Food Service
1011778 B.C. Unlimited Liability Company	Senior Secured First Lien	L + 225(2)	4.29%	02/2024	3,357,295	3,343,498	5.1	3,372,403
Health Care
DentalCorp Perfect Smile ULC	Senior Secured First Lien	L + 375(2)	5.79%	06/2025	746,438	736,919	1.1	735,085
Oil & Gas
NorthRiver Midstream Finance LP	Senior Secured First Lien	L + 325(1)	5.60%	10/2025	1,243,722	1,244,538	1.8	1,235,688

Total Debt Investments Canada					$10,599,426	$10,567,655	15.9%	$10,605,648

Total Canada						$10,567,655	15.9%	$10,605,648

Luxembourg
Debt Investments
Automotive
Belron Finance US LLC	Senior Secured First Lien	L + 225(1)	4.46%	11/2024	943,934	944,467	1.4	948,063
Belron Finance US LLC	Senior Secured First Lien	L + 225(1)	4.43%	11/2025	298,496	298,496	0.5	300,175

					1,242,430	1,242,963	1.9	1,248,238

Drugs
Endo Luxembourg Finance Company I S.a r.l.	Senior Secured First Lien	L + 425(2)	6.31%	04/2024	993,017	988,163	1.3	906,908
Mallinckrodt International Finance S.A.	Senior Secured First Lien	L + 300(1)	5.18%	02/2025	959,777	935,149	1.1	721,752

					1,952,794	1,923,312	2.4	1,628,660

Electronics/Electrical
SS&C Technologies Holdings Europe S.A.R.L.	Senior Secured First Lien	L + 225(2)	4.29%	04/2025	1,327,641	1,328,777	2.0	1,333,749
Real Estate
Sunshine Luxembourg VII S.a r.l.(3)	Senior Secured First Lien	L + 425(2)	6.30%	10/2026	2,250,000	2,245,995	3.4	2,263,365

Total Debt Investments Luxembourg					$6,772,865	$6,741,047	9.7%	$6,474,012

Total Luxembourg						$6,741,047	9.7%	$6,474,012

CBDC SENIOR LOAN FUND LLC

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
New Zealand
Debt Investments
Business Equipment & Services
Capri Finance LLC	Senior Secured First Lien	L + 300(1)	5.26%	11/2024	$1,742,427	$1,724,705	2.6%	$1,724,454
Retailers (except Food & Drug)
Titan AcquisitionCo New Zealand Limited	Senior Secured First Lien	L + 425(1)	6.35%	05/2026	997,500	992,715	1.5	1,002,487

Total Debt Investments New Zealand					$2,739,927	$2,717,420	4.1%	$2,726,941

Total New Zealand						$2,717,420	4.1%	$2,726,941

United Kingdom
Debt Investments
Automotive
Boing US Holdco Inc.	Senior Secured First Lien	L + 325(2)	5.29%	10/2024	$995,579	$994,635	1.5%	$977,330

Total Debt Investments United Kingdom					$995,579	$994,635	1.5%	$977,330

Total United Kingdom						$994,635	1.5%	$977,330

Netherlands
Debt Investments
Chemicals & Plastics
Starfruit Finco B.V	Senior Secured First Lien	L + 325(2)	5.29%	10/2025	3,582,000	3,589,066	5.3	3,516,628
Electronics/Electrical
Avast Software B.V.	Senior Secured First Lien	L + 225(1)	4.35%	09/2023	1,358,069	1,358,655	2.0	1,367,596
Food products
Jacobs Douwe Egberts International B.V.	Senior Secured First Lien	L + 200(2)	4.13%	11/2025	652,926	652,926	1.0	654,559

Total Debt Investments Netherlands					$5,592,995	$5,600,647	8.3%	$5,538,783

Total Netherlands						$5,600,647	8.3%	$5,538,783

Australia
Debt Investments
Electronics/Electrical
Eta Australia Holdings III Pty Ltd	Senior Secured First Lien	L + 400(2)	6.04%	05/2026	374,063	375,862	0.6	375,234
Telecommunications
Speedcast International Limited	Senior Secured First Lien	L + 275(1)	4.85%	05/2025	1,490,568	1,470,071	1.9	1,266,983

Total Debt Investments Australia					$1,864,631	$1,845,933	2.5%	$1,642,217

Total Australia						$1,845,933	2.5%	$1,642,217

Total Investments						$284,511,810	424.6%	$283,069,106

*

The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”), Prime (“P”) or EURIBOR (“E”) and which reset daily, monthly, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect at September 30, 2019. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.

**	Percentage is based on net assets of $66,665,579 as of September 30, 2019.
(1)	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of September 30, 2019 was 2.09%.
(2)	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of September 30, 2019 was 2.02%.
(3)	Position or portion thereof unsettled as of September 30, 2019.
(4)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. See Note 8 “Commitments and Contingencies”.
(5)	The interest rate on these loans is subject to the greater of a LIBOR floor or 6 month LIBOR plus a base rate. The 6 month LIBOR as of September 30, 2019 was 2.06%.
(6)	The interest rate on these loans is subject to the greater of a LIBOR floor or 2 month LIBOR plus a base rate. The 2 month LIBOR as of September 30, 2019 was 2.07%.
(7)

The negative cost, if applicable, is the result of the capitalized discount or unfunded commitment being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount or unfunded commitment on the loan.

(8)	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 week LIBOR plus a base rate. The 1 week LIBOR as of September 30, 2019 was 1.91%.

Below is selected balance sheet information for the Senior Loan Fund as of September 30, 2019:

As of September 30, 2019 (Unaudited)
Selected Balance Sheet Information:
Total investments, at fair value	$283,069,106
Cash	7,892,000
Other assets	13,765,525

Total assets	$304,726,631

Debt	$211,764,271
Other liabilities	26,296,781

Total liabilities	$238,061,052

Members’ equity	66,665,579

Total liabilities and members’ equity	$304,726,631

Below is selected statements of operations information for the Senior Loan Fund for the three and nine months ended September 30, 2019:

	For the three months ended September 30, 2019	For the nine months ended September 30, 2019
Selected Statements of Operations Information:
Total investment income	$3,748,721	$5,915,971
Expenses
Interest and other debt financing costs	1,858,722	2,696,444
Professional fees	13,902	118,902
Other general and administrative expenses	81,154	178,255

Total expenses	1,953,778	2,993,601

Net investment income (loss)	1,794,943	2,922,370

Net realized gain (loss) on investments	42,305	85,913
Net change in unrealized appreciation (depreciation) on investments	53,431	(1,442,704)

Net increase (decrease) in members’ equity	$1,890,679	$1,565,579

Operating results for the years ended December 31, 2018, 2017, and 2016 were as follows:

	For the years ended
	December 31, 2018	December 31, 2017	December 31, 2016
Total investment income	$33,295,124	$22,291,677	$13,887,777
Less: Total expenses	15,445,841	12,358,638	7,478,018

Net investment income before taxes	$17,849,283	$9,933,039	$6,409,759
Income and excise taxes	121,444	25,474	1,600

Net investment income	17,727,839	9,907,565	6,408,159
Net realized gain (loss) on investments(1)	(545,881)	(345,718)	(83,952)
Net unrealized appreciation (depreciation) on investments(1)	(8,997,011)	(289,512)	5,444,486
Net unrealized appreciation (depreciation) on foreign currency forward contracts	17,406	—	—
Benefit/(Provision) for taxes on unrealized appreciation (depreciation) on investments	(87,779)	(217,149)	—

Net increase in net assets resulting from operations	$8,114,574	$9,055,186	$11,768,693

(1)	Includes foreign exchange translation activity.

Investment Income

	For the years ended
	December 31, 2018	December 31, 2017	December 31, 2016
Interest from investments	$32,062,801	$22,054,029	$13,805,623
Dividend income	590,947	—	—
Other investment income	641,376	237,648	82,154

Total investment income	$33,295,124	$22,291,677	$13,887,777

Interest from investments, which includes amortization of upfront fees and prepayment fees, increased from $22.1 million for the year ended December 31, 2017 to $32.1 million for the year ended December 31, 2018, due to the increase in the size of Crescent Capital BDC’s portfolio. The average size of Crescent Capital BDC’s total investment portfolio increased from $275.0 million during the year ended December 31, 2017 to $398.2 million during the year ended December 31, 2018. Included in interest from investments for the year ended December 31, 2018 is $0.2 million in prepayment fees and $1.0 million in accelerated accretion of upfront fees. Dividend income increased from zero for the year ended December 31, 2017 to $0.6 million for the year ended December 31, 2018 and relates to Crescent Capital BDC’s investment in GACP II. Other investment income relates to the amortization of loan administration fees earned as the administration agent and other miscellaneous fee income.

Interest from investments, which includes amortization of upfront fees and prepayment fees, increased from $13.8 million for the year ended December 31, 2016 to $22.1 million for the year ended December 31, 2017, due to the increase in the size of Crescent Capital BDC’s portfolio. The average size of Crescent Capital BDC’s total investment portfolio increased from $183.0 million during the year ended December 31, 2016 to $275.0 million during the year ended December 31, 2017. Included in interest from investments for the year ended December 31, 2017 is $0.1 million in prepayment fees and $0.5 million in accelerated accretion of upfront fees. Crescent Capital BDC did not have dividend income for the year ended December 31, 2017. Other investment income relates to the amortization of loan administration fees earned as the administration agent and other miscellaneous fee income.

Expenses

	For the years ended
	December 31, 2018	December 31, 2017	December 31, 2016
Interest and credit facility expenses	$8,450,514	$5,302,910	$2,706,828
Management fees	3,384,980	2,717,199	1,701,168
Income incentive fees	554,978	1,622,836	525,493
Directors’ fees	290,000	290,000	288,042
Professional fees	759,974	713,672	688,663
Organization expenses	154,143	73,015	73,015
Other general and administrative expenses	1,851,252	1,639,006	1,494,809

Net expenses	$15,445,841	$12,358,638	$7,478,018

Interest and Credit Facility Expenses

Interest and credit facility expenses include interest, amortization of deferred financing costs, upfront commitment fees and unused fees on the Revolving Credit Facility, Revolving Credit Facility II and SPV Asset Facility. Crescent Capital BDC first drew on the Revolving Credit Facility in July 2015, on the SPV Asset Facility in April 2016, and on the Revolving Credit Facility II in June 2017. Interest and credit facility expenses increased from $5.3 million for the year ended December 31, 2017 to $8.5 million for the year ended December 31, 2018. This increase was primarily due to an increase (1) in the weighted average debt outstanding from $133.5 million for the year ended December 31, 2017 to $182.3 million for the year ended December 31, 2018 and (2) an increase in the average interest rate (excluding deferred upfront financing costs and unused fees) on the weighted average debt outstanding from 3.2% for the year ended December 31, 2017 to 4.1% for the year ended December 31, 2018.

Interest and credit facility expenses increased from $2.7 million for the year ended December 31, 2016 to $5.3 million for the year ended December 31, 2017. This increase was primarily due to an increase (1) in the weighted average debt outstanding from $78.3 million for the year ended December 31, 2016 to $133.5 million for the year ended December 31, 2017 and (2) an increase in the average interest rate (excluding deferred upfront financing costs and unused fees) on the weighted average debt outstanding from 2.4% for the year ended December 31, 2016 to 3.2% for the year ended December 31, 2017.

Management fees

Management fees are calculated and payable quarterly in arrears at an annual rate of 1.5% of Crescent Capital BDC’s gross assets, including assets acquired through the incurrence of debt but excluding any cash and cash equivalents. Crescent Cap Advisors, however, has agreed to waive its right to receive management fees in excess of the sum of (i) 0.25% of the aggregate committed but undrawn capital and (ii) 0.75% of the aggregate gross assets excluding cash and cash equivalents (including capital drawn to pay Crescent Capital BDC’s expenses) during any period prior to a Qualified IPO. Management fees, net of waived management fees, increased from $2.7 million for the year ended December 31, 2017 to $3.4 million for the year ended December 31, 2018 due to the increase in total assets, which increased from an average of $287.6 million for year ended December 31, 2017 to an average of $409.4 million for the year ended December 31, 2018. Waived management fees for the years ended December 31, 2018 and December 31, 2017 were approximately $2.6 million and $1.5 million, respectively.

Management fees, net of waived management fees, increased from $1.7 million for the year ended December 31, 2016 to $2.7 million for the year ended December 31, 2017 due to the increase in total assets, which increased from an average of $186.1 million for year ended December 31, 2016 to an average of $287.6 million for the year ended December 31, 2017. Waived management fees for the years ended December 31, 2017 and December 31, 2016 were approximately $1.5 million and $1.0 million, respectively. Crescent Cap Advisors is not permitted to recoup any waived amounts at any time.

Income incentive fees

Income incentive fees decreased from $1.6 million for the year ended December 31, 2017 to $0.6 million for the year ended December 31, 2018. The decrease was due to Crescent Cap Advisors agreeing to waive its rights to income incentive fees effective April 1, 2018. Income incentive fees increased from $0.5 million for the year ended December 31, 2016 to $1.6 million for the year ended December 31, 2017, due to the Pre-Incentive Fee Net Investment Income (as defined below), expressed as a rate of return on the value of Crescent Capital BDC’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) as of the preceding quarter, exceeding 1.5% per quarter (the hurdle rate). For the year ended December 31, 2018, income incentive fees as a percentage of Pre-Incentive Fee Net Investment Income was 3.0% compared to 14.1% for the year ended December 31, 2017 and 7.6% for the year ended December 31, 2016. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that Crescent Capital BDC receives from portfolio companies, but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Crescent Capital BDC Investment Advisory Agreement and the CCAP Administration Agreement and any interest expense, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes accrued income that Crescent Capital BDC has not yet received in cash, such as debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities.

Professional Fees and Other General and Administrative Expenses

Professional fees generally include expenses from independent auditors, tax advisors, legal counsel and third party valuation agents. Other general and administrative expenses generally include expenses from the Sub-Administration Agreements, insurance premiums, overhead and staffing costs allocated from CCAP Administration and other miscellaneous general and administrative costs associated with the operations and investment activity of Crescent Capital BDC. Professional fees increased from $0.7 million for the year ended December 31, 2017 to $0.8 million for the year ended December 31, 2018, while other general and administrative expenses increased from $1.6 million for the year ended December 31, 2017 to $1.9 million for the year ended December 31, 2018. Professional fees remained flat at $0.7 million for the years ended December 31, 2017 and December 31, 2016, respectively, while other general and administrative expenses increased from $1.5 million for the year ended December 31, 2016 to $1.6 million for the year ended December 31, 2017. The net increase in costs was due to an increase in costs associated with servicing a growing investment portfolio.

Organization expenses

Crescent Capital BDC has agreed to repay Crescent Cap Advisors for Crescent Capital BDC’s organization costs and offering costs (not to exceed $1.5 million) on a pro rata basis over the first $350 million of capital contributed to Crescent Capital BDC. For the year ended December 31, 2018, Crescent Capital BDC called $95.0 million and Crescent Cap Advisors allocated $0.2 million of organization costs to Crescent Capital BDC, which was included in the Consolidated Statements of Operations. For the year ended December 31, 2018, Crescent Cap Advisors also allocated $0.2 million of equity offering costs to Crescent Capital BDC that was recorded as an offset to paid-in capital in excess of par value on the Consolidated Statement of Assets and Liabilities.

During the year ended December 31, 2017, Crescent Capital BDC called $45.0 million and Crescent Cap Advisors allocated $0.1 million of organization costs to Crescent Capital BDC, which was included in the

Consolidated Statements of Operations. For the year ended December 31, 2017, Crescent Cap Advisors also allocated $0.1 million of equity offering costs to Crescent Capital BDC that was recorded as an offset to paid-in capital in excess of par value on the Consolidated Statement of Assets and Liabilities.

During the year ended December 31, 2016, Crescent Capital BDC called $45.0 million and Crescent Cap Advisors allocated $0.1 million of organization costs to Crescent Capital BDC, which was included in the Consolidated Statements of Operations. During the year ended December 31, 2016, Crescent Cap Advisors also allocated $0.1 million of equity offering costs to Crescent Capital BDC that was recorded as an offset to paid-in capital in excess of par value on the Consolidated Statement of Assets and Liabilities.

Income Tax Expense, Including Excise Tax

Crescent Capital BDC has elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, Crescent Capital BDC must generally (among other requirements) timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. In order to maintain its RIC status, Crescent Capital BDC intends to make the requisite distributions to its stockholders which will generally relieve it from corporate-level income taxes.

In order for Crescent Capital BDC not to be subject to federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections), (ii) 98.2% of its net capital gains from the current year and (iii) any undistributed ordinary income and net capital gains from preceding years. Crescent Capital BDC, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% excise tax on this income. If Crescent Capital BDC chooses to do so, this generally would increase expenses and reduce the amount available to be distributed to stockholders. Crescent Capital BDC will accrue excise tax on estimated undistributed taxable income as required. For the year ended December 31, 2018, Crescent Capital BDC expensed an excise tax of $112,001, of which $111,921 remained payable. For the year ended December 31, 2017, Crescent Capital BDC expensed an excise tax of $22,985, of which $22,985 remained payable. There were no excise tax expenses or payables for the years ended December 31, 2016.

Net Realized and Unrealized Gains and Losses

Crescent Capital BDC values its portfolio investments quarterly and any changes in fair value are recorded as unrealized appreciation (depreciation) on investments. For the years ended December 31, 2018, December 31, 2017 and December 31, 2016, net realized gains (losses) and net unrealized appreciation (depreciation) on Crescent Capital BDC’s investment portfolio were comprised of the following:

	For the years ended
	December 31, 2018	December 31, 2017	December 31, 2016
Realized losses on investments	$(481,806)	$(408,678)	$(470,072)
Realized gains on investments	15,159	65,700	348,383
Realized gains on foreign currency transactions	(77,552)	985	59,738
Realized losses on foreign currency transactions	(1,682)	(3,725)	(22,001)

Net realized gains (losses)	$(545,881)	$(345,718)	$(83,952)

Change in unrealized depreciation on investments	$(11,407,259)	$(2,977,202)	$3,090,088
Change in unrealized appreciation on investments	2,297,197	2,595,811	2,520,264
Change in unrealized depreciation on foreign currency translation	267,298	57,283	(854,220)
Change in unrealized appreciation on foreign currency translation	(154,247)	34,596	688,354
Change in unrealized appreciation on foreign currency forwards	17,406	—	—

Net unrealized appreciation (depreciation)	$(8,979,605)	$(289,512)	$5,444,486

Hedging

Crescent Capital BDC may, but is not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks. Generally, Crescent Capital BDC does not intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to Crescent Capital BDC’s business or results of operations. These hedging activities, which are in compliance with applicable legal and regulatory requirements, may include the use of various instruments, including futures, options and forward contracts. Crescent Capital BDC bears the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy Crescent Capital BDC employs will be successful.

During the year ended December 31, 2018, Crescent Capital BDC’s average USD notional exposure to foreign currency forward contracts was $7,974,709. Crescent Capital BDC did not enter into any interest rate, foreign exchange or other derivative agreements during the years ended December 31, 2017 and December 31, 2016.

Financial Condition, Liquidity and Capital Resources

At September 30, 2019, Crescent Capital BDC had $18.1 million in cash on hand. The primary uses of its cash and cash equivalents are for (1) investments in portfolio companies and other investments and to comply with certain portfolio diversification requirements; (2) the cost of operations (including paying Crescent Cap Advisors); (3) debt service, repayment, and other financing costs; and, (4) cash distributions to the holders of Crescent Capital BDC Common Stock.

Crescent Capital BDC expects to generate additional cash from (1) future offerings of its common or preferred shares; (2) borrowings from its Revolving Credit Facility II, SPV Asset Facility, and Corporate Revolving Facility and from other banks or lenders; and (3) cash flows from operations.

Cash on hand of $18.1 million combined with Crescent Capital BDC’s uncalled capital commitments of $36.6 million, $11.0 million undrawn amount on the SPV Asset Facility, and $115.8 million undrawn amount on the Corporate Revolving Facility is expected to be sufficient for Crescent Capital BDC’s investing activities and to conduct its operations for the foreseeable future.

Capital Share Activity

Since Commencement, Crescent Capital BDC has entered into subscription agreements (collectively, the “Subscription Agreements”) with several investors, including CCG LP, providing for the private placement of Crescent Capital BDC Common Stock. Under the terms of the Subscription Agreements, investors are required to fund drawdowns to purchase Crescent Capital BDC Common Stock up to the amount of their respective capital commitments on an as-needed basis with a minimum of 10 business days’ prior notice. At September 30, 2019, Crescent Capital BDC had received capital commitments totaling $423.6 million, of which $10.0 million was from CCG LP.

Since Commencement, pursuant to the Subscription Agreements, Crescent Capital BDC has delivered twenty-one capital drawdown notices to its investors relating to the issuance of 19,549,661 of Crescent Capital BDC Common Stock for an aggregate offering of $387.0 million. Proceeds from the issuance were used to fund Crescent Capital BDC’s investing activities and for other general corporate purposes. As of September 30, 2019, Crescent Capital BDC received all amounts relating to the twenty-one capital drawdown notices.

During the year ended December 31, 2018, Crescent Capital BDC issued 29,914 shares of its common stock to investors who have opted into its dividend reinvestment plan for proceeds of $600,356. During the year ended December 31, 2017, Crescent Capital BDC issued 6,520 shares of its common stock to investors who have opted into its dividend reinvestment plan for proceeds of $132,600. During the year ended December 31, 2016, Crescent Capital BDC issued 2,148 shares of its common stock to investors who have opted into its dividend reinvestment plan for proceeds of $41,874.

During the three and nine months ended September 30, 2019, Crescent Capital BDC issued 19,667 and 52,734 shares of Crescent Capital BDC Common Stock, respectively, to investors who have opted into its dividend reinvestment plan for proceeds of $390,098 and $1,038,853. For the three and nine months ended September 30, 2018, Crescent Capital BDC issued 8,768 and 18,946 shares of Crescent Capital BDC Common Stock, respectively, to investors who have opted into Crescent Capital BDC’s dividend reinvestment plan for proceeds of $175,417 and $380,875.

Debt

Debt consisted of the following as of September 30, 2019, December 31, 2018 and December 31, 2017:

	September 30, 2019
($ in millions)	Aggregate Principal Amount Committed	Drawn Amount	Amount Available(1)	Carrying Value
SPV Asset Facility	$250.0	$239.0	$11.0	$239.0
Corporate Revolving Facility	200.0	84.2	115.8	84.2

Total Debt	$450.0	$323.2	$126.8	$323.2

	December 31, 2018
Drew - let’s discuss Van: Discuss FNs ($ in millions)	Aggregate Principal Amount Committed	Drawn Amount(4)	Amount Available(1)	Carrying Value(2)
SPV Asset Facility	$175.0	$159.6	$15.4	$159.6
Revolving Credit Facility II(3)(5)(6)	85.0	78.3	7.2	77.8

Total Debt	$260.0	$237.9	$22.6	$237.4

	December 31, 2017
($ in millions)	Aggregate Principal Amount Committed	Drawn Amount(4)	Amount Available(1)	Carrying Value(2)
SPV Asset Facility	$125.0	$86.6	$38.4	$86.6
Revolving Credit Facility II(3)(5)(6)	75.0	65.3	9.9	65.1

Total Debt	$200.0	$151.9	$48.3	$151.7

(1)	The amount available is subject to any limitations related to the respective debt facilities’ borrowing bases and foreign currency translation adjustments.
(2)

The difference between the drawn amount and the carrying value is attributable to the effect of foreign currency rates as of the balance sheet dates versus foreign currency rates at the time of the respective non-USD borrowings. Carrying value excludes unamortized deferred financing costs.

(3)	Crescent Capital BDC had outstanding debt denominated in Pound Sterling (GBP) of 2.5 million on its Revolving Credit Facility II.
(4)	For borrowings in non-USD, the drawn amount represents the USD equivalent at the time of borrowing (i.e. cost).
(5)	Total drawn amount payable after the effect of foreign currency translation as of December 31, 2018, was $77,751,742.
(6)	Crescent Capital BDC had outstanding debt denominated in Euro (EUR) of 1.8 million on its Revolving Credit Facility II.

Revolving Credit Facility

On June 29, 2015, Crescent Capital BDC entered into the “Revolving Credit Facility” with Natixis, New York Branch (“Natixis”), as administrative agent (the “Administrative Agent”), and Natixis and certain of its affiliates as lenders. Proceeds from the Revolving Credit Facility may be used for investment activities, expenses, working capital requirements and general corporate purposes. Crescent Capital BDC’s obligations to the lenders are secured by a first priority security interest in the unused capital commitments (See Note 8 “Commitments, Contingencies and Indemnifications” to Crescent Capital BDC’s consolidated financial statements for the year ended December 31, 2018) and certain investments and cash held by Crescent Capital BDC. The Revolving Credit Facility contained certain covenants, including, but not limited to maintaining an asset coverage ratio of total assets to total borrowings of at least 2 to 1. The maximum principal amount of the Revolving Credit Facility was $75 million, subject to availability under the borrowing base. On October 23, 2015, Crescent Capital BDC amended the Revolving Credit Facility to include a multi-currency tranche allowing Crescent Capital BDC to borrow up to 15% of the principal amount committed under an alternative currency including Euro, Canadian Dollar and Pound Sterling (GBP). On June 29, 2016, Crescent Capital BDC amended the Revolving Credit Facility decreasing the facility limit from $75 million to $50 million and extending the maturity date to June 29, 2017. Borrowings under the Revolving Credit Facility bore interest at either (i) LIBOR plus a margin with no LIBOR floor or (ii) at lenders’ cost of funds plus a margin. Crescent Capital BDC paid unused facility fees of 0.20% per annum on committed but undrawn amounts under the Revolving Credit Facility. Interest was payable monthly in arrears. Crescent Capital BDC paid down in full and terminated the Revolving Credit Facility on June 29, 2017.

SPV Asset Facility

On March 28, 2016 Crescent Capital BDC Funding, LLC (“CBDC SPV”), a Delaware limited liability company and wholly owned and consolidated subsidiary of Crescent Capital BDC, entered into a loan and security agreement (the “SPV Asset Facility”) with Crescent Capital BDC as the collateral manager, seller and equityholder, CBDC SPV as the borrower, the banks and other financial institutions from time to time party thereto as lenders, and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, collateral agent, and lender. The SPV Asset Facility is effective as of March 28, 2016. On February 8, 2017, Crescent Capital BDC amended the SPV Asset Facility increasing the facility limit from $75 million to $125 million. On September 28, 2018, Crescent Capital BDC further amended the SPV Asset Facility increasing the facility limit from $125 million to $175 million and extending the maturity date to September 28, 2023. On April 9, 2019, Crescent Capital BDC further amended the SPV Asset Facility increasing the facility limit from $175 million to $250 million.

The maximum commitment amount under the SPV Asset Facility is $250 million, and may be increased with the consent of Wells Fargo or reduced upon request of Crescent Capital BDC. Proceeds of advances under the SPV Asset Facility may be used to acquire portfolio investments, to make distributions to Crescent Capital BDC in accordance with the SPV Asset Facility, and to pay related expenses. The maturity date is the earlier of: (a) the date the borrower voluntarily reduces the commitments to zero, (b) the Facility Maturity Date (September 28, 2023) and (c) the date upon which Wells Fargo declares the obligations due and payable after the occurrence of an Event of Default (as defined in the agreement). Borrowings under the SPV Asset Facility bear interest at LIBOR plus a margin with no LIBOR floor. Crescent Capital BDC pays unused facility fees of 0.50% per annum on committed but undrawn amounts under the SPV Asset Facility. The SPV Asset Facility includes customary covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

Also on March 28, 2016, Crescent Capital BDC, as seller, and CBDC SPV, as purchaser, entered into a loan sale agreement whereby Crescent Capital BDC will sell certain assets to CBDC SPV. Crescent Capital BDC consolidates CBDC SPV in Crescent Capital BDC’s consolidated financial statements and no gain or loss is expected to result from the sale of assets to CBDC SPV. Crescent Capital BDC retains a residual interest in assets contributed to or acquired by CBDC SPV through Crescent Capital BDC’s 100% ownership of CBDC SPV. The facility size is subject to availability under the borrowing base, which is based on the amount of CBDC SPV’s assets from time to time, and satisfaction of certain conditions, including an asset coverage test and certain concentration limits.

Corporate Revolving Facility

On August 20, 2019, Crescent Capital BDC entered into the Corporate Revolving Facility with Ally Bank, as Administrative Agent and Arranger. Proceeds of the advances under the revolving credit agreement may be used to acquire portfolio investments, to make distributions to Crescent Capital BDC in accordance with the revolving credit agreement and to pay related expenses. The maximum principal amount of the Corporate Revolving Facility is $200 million, subject to availability under the borrowing base.

Borrowings under the Corporate Revolving Facility bear interest at LIBOR plus a margin. Crescent Capital BDC pays unused facility fees of 0.50% per annum on committed but undrawn amounts under the Corporate Revolving Facility. Interest is payable monthly in arrears. Any amounts borrowed under the Corporate Revolving Facility, and all accrued and unpaid interest, will be due and payable, on August 20, 2024.

Revolving Credit Facility II

On June 29, 2017, Crescent Capital BDC entered into the “Revolving Credit Facility II” with Capital One, National Association (“CONA”), as Administrative Agent, Lead Arranger, Managing Agent and Committed Lender. Proceeds from the Revolving Credit Facility II may be used for investment activities, expenses, working capital requirements and general corporate purposes. The maximum principal amount of the Revolving Credit Facility II is $75 million, subject to availability under the borrowing base.

Borrowings under the Revolving Credit Facility II bear interest at LIBOR plus a margin with no LIBOR floor. Crescent Capital BDC may elect either the LIBOR or prime rate at the time of draw-down, and loans may be converted from one rate to another at any time, subject to certain conditions. Crescent Capital BDC pays unused facility fees of 0.20% per annum on committed but undrawn amounts under the Revolving Credit Facility II. Interest is payable monthly in arrears. On June 28, 2018, Crescent Capital BDC amended the Revolving Credit Facility II increasing the facility limit from $75 million to $85 million and extending the maturity date to June 29, 2019. On June 13, 2019, Crescent Capital BDC further amended the Revolving Credit Facility II by extending the maturity date to September 29, 2019. Crescent Capital BDC paid down in full and terminated the Revolving Credit Facility II on August 20, 2019.

The summary information regarding the SPV Asset Facility, Corporate Revolving Facility, the Revolving Credit Facility and Revolving Credit Facility II for the three and nine months ended September 30, 2019 and September 30, 2018 and the years ended December 31, 2018, December 31, 2017 and December 31, 2016 were as follows:

	For the three months ended September 30,		For the nine months ended September 30,		For the years ended
	2019	2018	2019	2018	December 31, 2018	December 31, 2017	December 31, 2016
Borrowing interest expense	$3,187,485	$1,958,201	$8,653,822	$5,065,592	$7,502,040	$4,308,034	$1,915,615
Unused facility fees	59,619	24,401	161,472	133,117	187,364	227,331	182,240
Amortization of upfront commitment fees	254,700	161,944	642,921	477,338	642,362	620,269	385,560
Amortization of deferred financing costs	21,937	30,656	47,764	107,323	118,748	147,276	223,413

Total interest and credit facility expenses	$3,523,741	$2,175,202	$9,505,979	$5,783,370	$8,450,514	$5,302,910	$2,706,828

Weighted average interest rate	4.34%	4.08%	4.46%	3.99%	4.11%	3.23%	2.45%
Weighted average outstanding balance	$291,527,885	$190,528,564	$259,586,871	$169,851,030	$182,328,466	$133,486,128	$78,294,459

To the extent Crescent Capital BDC determines that additional capital would allow it to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if the Crescent Capital BDC Board otherwise determines that leveraging Crescent Capital BDC’s portfolio would be in its best interest and the best interests of its stockholders, it may enter into credit facilities in addition to its Corporate Revolving Facility, Revolving Credit Facility II and SPV Asset Facility. Crescent Capital BDC would expect any such credit facilities may be secured by certain of its assets and may contain advance rates based upon pledged collateral. The pricing and other terms of any such facilities would depend upon market conditions when Crescent Capital BDC enters into any such facilities as well as the performance of its business, among other factors. In accordance with applicable SEC staff guidance and interpretations, as a BDC, with certain limited exceptions, Crescent Capital BDC is only permitted to borrow amounts such that its asset coverage ratio, as defined in the Investment Company Act, is at least 2 to 1 after such borrowing. As of September 30, 2019 and December 31, 2018 and 2017, Crescent Capital BDC’s asset coverage ratio was 2.17 to 1, 2.08 to 1 and 2.13 to 1, respectively. Crescent Capital BDC may also refinance or repay any of its indebtedness at any time based on its financial condition and market conditions. See Note 6 “Debt” to Crescent Capital BDC’s consolidated financial statements for the year ended December 31, 2018 and the period ended September 30, 2019, for more detail on the debt facilities.

As of December 31, 2018, Crescent Capital BDC’s future fixed commitments for cash payments on contractual obligations for each of the next five years and thereafter are as follows:

	Payments due by period
(in millions)	Total(1)	Less than 1 year	1–3 years	3–5 years	More than 5 years
CCAP: Update for Corporate Revolving Facility (since material) and paid off Revolving Credit Facility II SPV Asset Facility	$159.6	—	—	$159.6	—
Revolving Credit Facility II(2)	$77.8	$77.8	—	—	—

Total	$237.4	$77.8	—	$159.6	—

(1)	Reflects the carrying value which includes the effect of foreign currency rates as of the balance sheet date at the time of the respective non-USD borrowings.
(2)	Crescent Capital BDC had outstanding debt denominated in Pound Sterling (GBP) of 2.5 million and Euro (EUR) of 1.8 million on its Revolving Credit Facility II.

Off Balance Sheet Arrangements

Information on Crescent Capital BDC’s off balance sheet arrangements is contained in Note 8 “Commitments, Contingencies and Indemnifications” to Crescent Capital BDC’s consolidated financial statements for the year ended December 31, 2018 and the period ended September 30, 2019.

Critical Accounting Policies

Crescent Capital BDC’s discussion and analysis of its financial condition and results of operations are based upon its financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. The critical accounting policies should be read in connection with Crescent Capital BDC’s risk factors as disclosed herein.

In addition to the discussion below, Crescent Capital BDC’s critical accounting policies are further described in Note 2 “Summary of Significant Accounting Policies” to Crescent Capital BDC’s consolidated financial statements for the year ended December 31, 2018 and the period ended September 30, 2019.

Investment Valuation

Crescent Capital BDC applies Financial Accounting Standards Board ASC 820, Fair Value Measurement (ASC 820), as amended, which establishes a framework for measuring fair value in accordance with GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, Crescent Capital BDC considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:

Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that Crescent Capital BDC has the ability to access.

Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, Crescent Capital BDC applies the valuation policy approved by the Crescent Capital BDC Board that is consistent with ASC 820. Consistent with the valuation policy, Crescent Capital BDC evaluates the source of inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When a security is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), Crescent Capital BDC subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for classification as a Level 2 or Level 3 investment. For example, Crescent Capital BDC reviews pricing methodologies provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs. Some additional factors considered include the number of prices obtained as well as an assessment as to their quality. Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur.

During the nine months ended September 30, 2019, Crescent Capital BDC recorded $18,122,736 in transfers from Level 3 to Level 2 and $0 in transfers from Level 2 to Level 3 due to an increase and a decrease in observable inputs in market data. During the nine months ended September 30, 2018, Crescent Capital BDC recorded $0 in transfers from Level 3 to Level 2 and $27,967,138 in transfers from Level 2 to Level 3 due to an increase and a decrease in observable inputs in market data, respectively.

During the year ended December 31, 2018, Crescent Capital BDC recorded $0 in transfers from Level 3 to Level 2 and $27,126,293 in transfers from Level 2 to Level 3 due to a decrease in observable inputs in market data. During the year ended December 31, 2017, Crescent Capital BDC recorded $5,197,500 in transfers from Level 3 to Level 2 and $11,793,693 in transfers from Level 2 to Level 3 due to an increase and a decrease in observable inputs in market data, respectively.

Investments in investment companies are valued at fair value. Fair values are generally determined utilizing the net asset value (“NAV”) supplied by, or on behalf of, management of each investment company, which is net of management and incentive fees or allocations charged by the investment company and is in accordance with the “practical expedient,” as defined by ASC 820. NAVs received by, or on behalf of, management of each investment company are based on the fair value of the investment company’s underlying investments in accordance with policies established by management of each investment company, as described in each of their financial statements and offering memorandum. Investments which are valued using NAV as a practical expedient are excluded from the above hierarchy.

The Crescent Capital BDC Board oversees and supervises a multi-step valuation process, which includes, among other procedures, the following:

•	The valuation process begins with each investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.

•	Crescent Cap Advisors’ management reviews the preliminary valuations with the investment professionals. Agreed upon valuation recommendations are presented to Crescent Capital BDC’s audit committee.

•	Crescent Capital BDC’s audit committee reviews the valuations presented and recommends values for each investment to the Crescent Capital BDC Board.

•	The Crescent Capital BDC Board reviews the recommended valuations and determines the fair value of each investment; valuations that are not based on readily available market quotations are valued in good faith based on, among other things, the input of Crescent Cap Advisors, Crescent Capital BDC’s audit committee and, where applicable, other third parties.

Crescent Capital BDC currently conducts this valuation process on a quarterly basis.

In connection with debt and equity securities that are valued at fair value in good faith by the Crescent Capital BDC Board, the Crescent Capital BDC Board will engage (with certain de minimis exceptions) independent third-party valuation firms to perform certain limited procedures that the Crescent Capital BDC Board has identified.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of Crescent Capital BDC’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If Crescent Capital BDC was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein. See Note 4. “Investments” and Note 5. “Fair Value of Financial Instruments” to Crescent Capital BDC’s consolidated financial statements for the year ended December 31, 2018 and the period September 30, 2019, for additional information on the Crescent Capital BDC’s investment portfolio.

Equity Offering and Organization Expenses

Crescent Capital BDC has agreed to repay Crescent Cap Advisors for Crescent Capital BDC’s initial organization costs and equity offering costs incurred prior to the commencement of its operations up to a maximum of $1.5 million on a pro rata basis over the first $350 million of invested capital not to exceed 4 years from the initial capital commitment on June 26, 2015. As of July 2019, Crescent Capital BDC has repaid such initial organization costs and equity offering costs. At the 2018 Annual Meeting of Stockholders, Crescent Capital BDC received shareholder approval to extend the period during which capital may be called from stockholders (the “Commitment Period”). The Commitment Period was extended to the earlier of (i) a Qualified IPO and (ii) June 30, 2020. With the approval of the Commitment Period extension, Crescent Cap Advisors agreed to extend the reimbursement period for the initial organization costs and equity offering costs to June 30, 2019. See Note 8 “Commitments, Contingencies and Indemnifications” to Crescent Capital BDC’s consolidated financial statements for the year ended December 31, 2018 and the period ended September 30, 2019, for additional discussion of certain related party transactions with Crescent Cap Advisors.

Crescent Cap Advisors incurred costs on behalf of Crescent Capital BDC of $794,450 of equity offering costs and $567,895 of organization costs through Commencement. For the nine months ended September 30, 2019, Crescent Cap Advisors allocated to Crescent Capital BDC $190,668 of equity offering costs and $136,295 of organization costs, of which $108,988 was included in Due to Advisor on the Consolidated Statements of Assets and Liabilities at September 30, 2019. Since June 26, 2015 (Commencement), Crescent Cap Advisors has allocated to Crescent Capital BDC $794,450 of equity offering costs and $567,895 of organization costs. For the year ended December 31, 2018, the Advisor allocated to Crescent Capital BDC $215,636 of equity offering costs and $154,143 of organization costs, of which $136,235 was included in Due to Advisor on the Consolidated Statements of Assets and Liabilities at December 31, 2018.

Interest and Dividend Income Recognition

Interest income is recorded on an accrual basis and includes the amortization of purchase discounts and premiums. Discounts and premiums to par value on securities purchased are accreted or amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion and amortization of discounts and premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income.

Dividend income from preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income from common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from an equity investment is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, Crescent Capital BDC will not record distributions from equity investments as dividend income unless there is sufficient current or accumulated earnings prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment. To date, all distributions have been classified as dividend income.

Certain investments have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal or cost basis of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point Crescent Capital BDC believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of September 30, 2019, Crescent Capital BDC had two portfolio companies with four investment positions on non-accrual status, which represented 3.4% and 1.4% of the total investments at cost and fair value, respectively. As of December 31, 2018, Crescent Capital BDC had one portfolio company with two investment positions on non-accrual status, which represented 2.5% and 1.4% of the total investments at cost and fair value, respectively. As of December 31, 2017, no loans had been placed on non-accrual status by Crescent Capital BDC.

Income Taxes

Crescent Capital BDC has elected to be treated as a BDC under the Investment Company Act. Crescent Capital BDC also has elected to be treated as a RIC under the Internal Revenue Code. So long as Crescent Capital BDC maintains its status as a RIC, it will generally not pay corporate-level U.S. federal income or excise taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. As a result, any tax liability related to income earned and distributed by Crescent Capital BDC represents obligations of Crescent Capital BDC’s stockholders and will not be reflected in the consolidated financial statements of Crescent Capital BDC.

Crescent Capital BDC evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reversed and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. Crescent Capital BDC accounts for income taxes in conformity with ASC Topic 740—Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements.

In order for Crescent Capital BDC not to be subject to federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections), (ii) 98.2% of its net capital gains from the current year and (iii) any undistributed ordinary income and net capital gains from preceding years. Crescent Capital BDC, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% excise tax on this income. If Crescent Capital BDC chooses to do so, this generally would increase expenses and reduce the amount available to be distributed to stockholders. Crescent Capital BDC will accrue excise tax on estimated undistributed taxable income as required on an annual basis. For the three and nine months ended September 30, 2019, Crescent Capital BDC expensed an excise tax of $8,417 and $8,417, respectively, of which $0 remained payable and relates to fiscal year 2018. For the three and nine months ended September 30, 2018, Crescent Capital BDC expensed an excise tax of $80 and $80, respectively, of which $0 remained payable. For the year ended December 31, 2018, Crescent Capital BDC expensed an excise tax of $112,001, of which $111,921 remained payable. For the year ended December 31, 2017 Crescent Capital BDC expensed an excise tax of $22,985, of which $22,985 remained payable. There were no excise tax expenses or payables for the years ended December 31, 2016.

CBDC Universal Equity, Inc. is a taxable entity (the “Crescent Taxable Subsidiary”). The Crescent Taxable Subsidiary permits Crescent Capital BDC to hold equity investments in portfolio companies which are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Crescent Taxable Subsidiary is not consolidated with Crescent Capital BDC for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in Crescent Capital BDC’s consolidated financial statements. For the nine months ended September 30, 2019, Crescent Capital BDC recognized a benefit/(provision) for taxes of $(505,278) on net unrealized depreciation/(appreciation) on investments and net operating losses and federal tax credits related to the Crescent Taxable Subsidiary. As of September 30, 2019, there is a corresponding net deferred tax liability of $810,206 related to the Crescent Taxable Subsidiary, which was the net effect of (i) a deferred tax liability of $1,082,764 resulting from unrealized appreciation on investments held by the Crescent Taxable Subsidiary and (ii) a deferred tax asset of $272,558 resulting from unrealized depreciation on investments and net operating losses and federal tax credits from the Crescent Taxable Subsidiary.

For the nine months ended September 30, 2018, Crescent Capital BDC recognized a benefit/(provision) for taxes of $17,274 on unrealized depreciation/(appreciation) on investments related to the Crescent Taxable Subsidiary. As of September 30, 2018, there was a corresponding net deferred tax liability of $199,875 related to the Crescent Taxable Subsidiary, which was the net effect of (i) a deferred tax liability of $327,358 resulting from unrealized appreciation on investments held by the Crescent Taxable Subsidiary and (ii) a deferred tax asset of $127,483 resulting from unrealized depreciation on investments from the Crescent Taxable Subsidiary.

As of December 31, 2018, there is a corresponding net deferred tax liability of $304,928 related to the Crescent Taxable Subsidiary, which was the net effect of (i) a deferred tax liability of $604,402 resulting from unrealized appreciation on investments held by the Crescent Taxable Subsidiary and (ii) a deferred tax asset of $299,474 resulting from unrealized depreciation on investments and net operating losses and federal tax credits from the Crescent Taxable Subsidiary.

For the year ended December 31, 2017, Crescent Capital BDC recognized a benefit/(provision) for income taxes of $(217,149), which was the net effect of a deferred tax liability of $285,381 resulting from unrealized appreciation on investments held by the Crescent Taxable Subsidiary and a deferred tax asset of $68,232 resulting from unrealized depreciation on investments of the Crescent Taxable Subsidiary. There were no deferred tax assets or liabilities related to the Crescent Taxable Subsidiary at December 31, 2016.

Crescent Capital BDC intends to comply with the applicable provisions of the Code, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. As of September 30, 2019, all tax filings of Crescent Capital BDC since the inception on February 5, 2015 remain subject to examination by federal tax authorities. No such examinations are currently pending.

New Accounting Standards

In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, or ASU 2017-08, which shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted, including adoption during an interim period. If Crescent Capital BDC early adopts the amendments during an interim period, any adjustments will be reflected as of the beginning of the fiscal year that includes such interim period. Crescent Capital BDC is in the process of evaluating the impact that this guidance will have on its Consolidated Financial Statements.

In May 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-09 (“ASU 2014-09”), “Revenue from Contracts with Customers (Topic 606).” The guidance in this ASU supersedes the revenue recognition requirements in Topic 605, Revenue Recognition. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU 2014-09 were effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. This standard did not have a material impact on the consolidated financial statements, primarily because the majority of Crescent Capital BDC’s revenue is accounted for under FASB ASC Topic 320, “Investments – Debt and Equity Securities,” which is scoped out of this standard.

In August 2018, the FASB issued ASU 2018-13 “Changes to the Disclosure for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The adoption of this guidance is not expected to have a material effect on Crescent Capital BDC’s Consolidated Financial Statements.

SENIOR SECURITIES OF CRESCENT CAPITAL BDC

(dollar amounts in thousands, except per unit data)

Information about Crescent Capital BDC’s senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of each fiscal year since Crescent Capital BDC was formed on February 5, 2015 and as of September 30, 2019. The report of Crescent Capital BDC’s independent registered public accounting firm on the senior securities table as of December 31, 2018, is attached as an exhibit to this joint proxy statement/prospectus. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
SPV Asset Facility
Fiscal 2019 (as of September 30, 2019, unaudited)	$239,000	$2,167	—	N/A
Fiscal 2018	$159,629	$2,085	—	N/A
Fiscal 2017	$86,629	$2,131	—	N/A
Fiscal 2016	$47,629	$2,347	—	N/A
Fiscal 2015	$0	$2,415	—	N/A
Revolving Credit Facility
Fiscal 2019 (as of September 30, 2019, unaudited)	$0	$2,167	—	N/A
Fiscal 2018	$0	$2,085	—	N/A
Fiscal 2017	$0	$2,131	—	N/A
Fiscal 2016	$47,810	$2,347	—	N/A
Fiscal 2015	$54,810	$2,415	—	N/A
Revolving Credit Facility II
Fiscal 2019 (as of September 30, 2019, unaudited)	$0	$2,167	—	N/A
Fiscal 2018	$78,310	$2,085	—	N/A
Fiscal 2017	$65,310	$2,131	—	N/A
Fiscal 2016	$0	$2,347	—	N/A
Fiscal 2015	$0	$2,415	—	N/A
Corporate Revolving Facility
Fiscal 2019 (as of September 30, 2019, unaudited)	$84,254	$2,167	—	N/A

(1)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.
(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as Crescent Capital BDC’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”

(3)	The amount to which such class of senior security would be entitled upon Crescent Capital BDC’s involuntary liquidation in preference to any security junior to it.
(4)	Not applicable as senior securities are not registered for public trading on a stock exchange.

PORTFOLIO COMPANIES OF CRESCENT CAPITAL BDC

The following table describes each of the businesses included in Crescent Capital BDC’s portfolio and reflects data as of September 30, 2019. Percentages shown for class of investment securities held by Crescent Capital BDC represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities represent the actual percentage of the class of security held before dilution.

Crescent Capital BDC and Subsidiaries

Portfolio Companies

September 30, 2019

(Dollar Amounts in Thousands)

								Crescent Capital
Name of Portfolio Company	Business Address	Footnotes		Industry	Spread over LIBOR	Interest Rate	Maturity	Cost	Fair Value	% of Class Held at 9/30/2019
Debt Investments
Senior Secured First Lien
Abode Healthcare, Inc.	1099 Main Avenue, Suite 2000, Durango, CO 81301			Health Care Equipment & Services	L + 425	6.39%	08/2025	$4,705	$4,728
Abode Healthcare, Inc.	1099 Main Avenue, Suite 2000, Durango, CO 81301	(3)		Health Care Equipment & Services	L + 425	6.39%	08/2025	265	270
Affinitiv, Inc.	300 S. Wacker, Suite 900, Chicago, IL 60606	(3	)(4)	Software & Services			08/2024	(15)	—
Affinitiv, Inc.	300 S. Wacker, Suite 900, Chicago, IL 60606			Software & Services	L + 525	7.38%	08/2024	6,388	6,500
Alion Science and Technology Corporation	1750 Tysons Boulevard Ste 1300, McLean, VA 22102			Capital Goods	L + 450	6.54%	08/2021	2,984	2,993
Allied Universal Holdco LLC	161 Washington Street, Suite 600, Conshohocken, PA 19428	(3)		Commercial & Professional Services			07/2026	—	4
Allied Universal Holdco LLC	161 Washington Street, Suite 600, Conshohocken, PA 19428			Commercial & Professional Services	L + 425	6.51%	07/2026	13,515	13,685
Ameda, Inc.	485 Half Day Rd. #320, Buffalo Grove, IL 60089			Health Care Equipment & Services	L + 700	9.02%	09/2022	2,528	2,498
Ameda, Inc.	485 Half Day Rd. #320, Buffalo Grove, IL 60089	(3)		Health Care Equipment & Services	L + 700	9.04%	09/2022	184	180
Ansira Partners, Inc.	2300 Locust Street, St. Louis, MO 63103	(3)		Software & Services	L + 575	7.79%	12/2022	624	625
Ansira Partners, Inc.	2300 Locust Street, St. Louis, MO 63103			Software & Services	L + 575	7.79%	12/2022	6,844	6,867
ASP MCS Acquisition Corp.	350 Highland Drive, Lewisville, TX 75067			Commercial & Professional Services	L + 475	6.79%	05/2024	5,235	2,382
Auto-Vehicle Parts, LLC	100 Homan Drive, Cold Spring, KY 41076	(3	)(4)	Automobiles & Components			01/2023	(6)	(1)
Auto-Vehicle Parts, LLC	100 Homan Drive, Cold Spring, KY 41076			Automobiles & Components	L + 450	6.52%	01/2023	4,682	4,728
Avaap USA LLC	510 Thornall Street, Suite 250, Edison, NJ 08837			Software & Services	L + 525	7.29%	03/2023	343	352
Avaap USA LLC	510 Thornall Street, Suite 250, Edison, NJ 08837	(3	)(4)	Software & Services			03/2023	(5)	4
Avaap USA LLC	510 Thornall Street, Suite 250, Edison, NJ 08837			Software & Services	L + 525	7.34%	03/2023	3,753	3,855

								Crescent Capital
Name of Portfolio Company	Business Address	Footnotes		Industry	Spread over LIBOR	Interest Rate	Maturity	Cost	Fair Value	% of Class Held at 9/30/2019
Avalign Technologies, Inc.	2275 Half Day Rd. Suite 126, Bannockburn, IL 60015			Health Care Equipment & Services	L + 450	6.60%	12/2025	16,895	16,966
Benesys, Inc.	700 Tower Drive, Suite 300, Troy, MI 48098	(3	)(4)	Software & Services			10/2024	(2)	(2)
Benesys, Inc.	700 Tower Drive, Suite 300, Troy, MI 48098			Software & Services	L + 425	6.30%	10/2024	1,417	1,420
BFC Solmetex LLC & Bonded Filter Co. LLC	One Vantage Way, Suite D-210, Nashville TN 37228 50 Bearfoot Road, Northborough, MA 01532	(3	)(4)	Commercial & Professional Services			09/2023	(7)	6
BFC Solmetex LLC & Bonded Filter Co. LLC	One Vantage Way, Suite D-210, Nashville TN 37228 50 Bearfoot Road, Northborough, MA 01532	(3)		Commercial & Professional Services	L + 625	8.36%	04/2023	708	725
BFC Solmetex LLC & Bonded Filter Co. LLC	One Vantage Way, Suite D-210, Nashville TN 37228 50 Bearfoot Road, Northborough, MA 01532			Commercial & Professional Services	L + 625	8.36%	09/2023	615	629
BFC Solmetex LLC & Bonded Filter Co. LLC	One Vantage Way, Suite D-210, Nashville TN 37228 50 Bearfoot Road, Northborough, MA 01532			Commercial & Professional Services	L + 625	8.36%	09/2023	5,895	6,037
BJ Services, LLC	11211 FM 2920 Rd. Tomball, Texas 77375			Energy	L + 700	9.32%	01/2023	4,895	4,938
BJ Services, LLC	11211 FM 2920 Rd. Tomball, Texas 77375			Energy	L + 1033	12.65%	01/2023	8,321	8,394
BJH Holdings III Corp.	124 West Oxmoor Road, Birmingham, AL 35209			Food & Staples Retailing	L + 575	7.79%	08/2025	13,547	13,681
C-4 Analytics, LLC	999 Broadway, Suite 500, Saugus, MA 01906	(3	)(4)	Software & Services			08/2023	(7)	—
C-4 Analytics, LLC	999 Broadway, Suite 500, Saugus, MA 01906			Software & Services	L + 450	6.54%	08/2023	10,214	10,339
CAT Buyer, LLC	165 N Arlington Heights Rd, Suite 101, Buffalo Grove, IL 60089	(3	)(4)	Software & Services			04/2024	(7)	(1)
CAT Buyer, LLC	165 N Arlington Heights Rd, Suite 101, Buffalo Grove, IL 60089			Software & Services	L + 550	7.55%	04/2024	3,518	3,584
CC SAG Acquisition Corp.	30 Two Bridges Road, Suite 350, Fairfield, NJ 07004	(3	)(4)	Diversified Financials			09/2025	(24)	(10)
CC SAG Acquisition Corp.	30 Two Bridges Road, Suite 350, Fairfield, NJ 07004	(3	)(4)	Diversified Financials			09/2025	(30)	(23)
CC SAG Acquisition Corp.	30 Two Bridges Road, Suite 350, Fairfield, NJ 07004			Diversified Financials	L + 525	7.35%	09/2025	7,033	7,129

								Crescent Capital
Name of Portfolio Company	Business Address	Footnotes		Industry	Spread over LIBOR	Interest Rate	Maturity	Cost	Fair Value	% of Class Held at 9/30/2019
Centauri Health Solutions, Inc.	6263 N Scottsdale Rd, Scottsdale, AZ 85250	(3	)(4)	Health Care Equipment & Services			01/2022	(10)	16
Centauri Health Solutions, Inc.	6263 N Scottsdale Rd, Scottsdale, AZ 85250			Health Care Equipment & Services	L + 475	6.79%	01/2022	14,405	14,728
Centauri Health Solutions, Inc.	6263 N Scottsdale Rd, Scottsdale, AZ 85250			Health Care Equipment & Services	L + 475	6.79%	01/2022	882	902
CHA Holdings, Inc	575 Broadway, Suite 301, Albany, NY 12207			Commercial & Professional Services	L + 450	6.60%	04/2025	4,847	4,860
CHA Holdings, Inc	575 Broadway, Suite 301, Albany, NY 12207	(3)		Commercial & Professional Services	L + 450	6.60%	04/2025	1,022	1,024
Claritas, LLC	8044 Montgomery Road, Suite 455, Cincinnati, OH 45236			Software & Services	L + 600	8.10%	12/2023	1,118	1,128
Claritas, LLC	8044 Montgomery Road, Suite 455, Cincinnati, OH 45236	(3)		Software & Services	L + 600	8.04%	12/2023	80	83
Clarkson Eyecare, LLC	15933 Clayton Rd, Ballwin, MO 63011			Health Care Equipment & Services	L + 625	8.37%	04/2021	8,864	8,900
Clarkson Eyecare, LLC	15933 Clayton Rd, Ballwin, MO 63011			Health Care Equipment & Services	L + 625	8.39%	04/2021	5,849	5,875
Colibri Group LLC	12977 North Outer Forty, St. Louis, MO 63141	(3	)(4)	Consumer Services			05/2025	(31)	—
Colibri Group LLC	12977 North Outer Forty, St. Louis, MO 63141	(3)		Consumer Services	L + 575	7.85%	05/2025	43	67
Colibri Group LLC	12977 North Outer Forty, St. Louis, MO 63141			Consumer Services	L + 575	7.86%	05/2025	8,035	8,229
Continental Battery Company	4919 Woodall St. Dallas, TX 75247	(3)		Automobiles & Components	L + 550	7.54%	12/2022	500	510
Continental Battery Company	4919 Woodall St. Dallas, TX 75247			Automobiles & Components	L + 550	7.54%	12/2022	10,503	10,646
COP Home Services Holdings, Inc.	3150 E Birch St, Brea, CA 92821	(3	)(4)	Consumer Services			05/2025	(9)	(2)
COP Home Services Holdings, Inc.	3150 E Birch St, Brea, CA 92821	(3	)(4)	Consumer Services			05/2025	(10)	(3)
COP Home Services Holdings, Inc.	3150 E Birch St, Brea, CA 92821			Consumer Services	L + 450	6.68%	05/2025	3,417	3,465
Corel Corp.	1600 Carling Avenue, Ottawa ON K1Z 8R7, Canada			Software & Services	L + 500	7.09%	06/2026	11,888	12,141

								Crescent Capital
Name of Portfolio Company	Business Address	Footnotes		Industry	Spread over LIBOR	Interest Rate	Maturity	Cost	Fair Value	% of Class Held at 9/30/2019
Counsel On Call, LLC	112 Westwood Place, Suite 350, Brentwood, TN 37027	(3)		Consumer Services	L + 550	7.55%	09/2022	112	115
Counsel On Call, LLC	112 Westwood Place, Suite 350, Brentwood, TN 37027			Consumer Services	L + 550	7.54%	09/2022	2,986	3,013
CRA MSO, LLC	835 Third Avenue, Suite A, Chula Vista, CA 91911	(3	)(4)	Health Care Equipment & Services			12/2023	(10)	—
CRA MSO, LLC	835 Third Avenue, Suite A, Chula Vista, CA 91911			Health Care Equipment & Services	L + 475	6.80%	12/2023	1,220	1,241
Crusoe Bidco Limited	Skyguard House, 457 Kingston Road, Epsom, Surrey, KT19 0DB			Commercial & Professional Services	L + 625	7.01%	12/2025	7,395	7,477
Crusoe Bidco Limited	Skyguard House, 457 Kingston Road, Epsom, Surrey, KT19 0DB	(3)		Commercial & Professional Services			12/2025	—	—
DFS Intermediate Holdings, LLC	4709 West 96th Street, Indianapolis, IN 46268	(3)		Commercial & Professional Services	L + 525	7.29%	03/2022	3,435	3,481
DFS Intermediate Holdings, LLC	4709 West 96th Street, Indianapolis, IN 46268			Commercial & Professional Services	L + 525	7.34%	03/2022	8,721	8,815
DFS Intermediate Holdings, LLC	4709 West 96th Street, Indianapolis, IN 46268	(3)		Commercial & Professional Services	L + 525	7.29%	03/2022	1,617	1,644
EiKo Global, LLC	23220 W 84th Street, Shawnee, KS 66227	(3	)(4)	Consumer Durables & Apparel			06/2023	(12)	—
EiKo Global, LLC	23220 W 84th Street, Shawnee, KS 66227			Consumer Durables & Apparel	L + 600	8.10%	06/2023	3,212	3,265
Empire Auto Parts, LLC	15 Jackson Road, Totowa, NJ 07512	(3	)(4)	Automobiles & Components			09/2024	(7)	2
Empire Auto Parts, LLC	15 Jackson Road, Totowa, NJ 07512			Automobiles & Components	L + 550	7.63%	09/2024	4,786	4,905
GH Holding Company	15 S Main St, Suite 500, Greenville, SC 29601			Commercial & Professional Services	L + 450	6.54%	02/2023	1,472	1,478
GI Revelation Acquisition LLC	13915 Burnet Rd, Austin, TX 78728 1828 L Street NW, Suite 1070, Washington, DC 20036			Commercial & Professional Services	L + 500	7.04%	04/2025	7,383	7,131
GrapeTree Medical Staffing, LLC	1003 23rd Street, Milford, IA 51351	(3	)(4)	Health Care Equipment & Services			10/2022	(5)	—
GrapeTree Medical Staffing, LLC	1003 23rd Street, Milford, IA 51351			Health Care Equipment & Services	L + 500	7.04%	10/2022	1,647	1,666
Hepaco, LLC	2711 Burch Dr, Charlotte, NC 28269	(3)		Commercial & Professional Services	L + 475	6.81%	08/2023	581	583

								Crescent Capital
Name of Portfolio Company	Business Address	Footnotes		Industry	Spread over LIBOR	Interest Rate	Maturity	Cost	Fair Value	% of Class Held at 9/30/2019
Hepaco, LLC	2711 Burch Dr, Charlotte, NC 28269			Commercial & Professional Services	L + 475	6.79%	08/2024	5,123	5,165
Hepaco, LLC	2711 Burch Dr, Charlotte, NC 28269	(3)		Commercial & Professional Services	L + 475	6.79%	08/2024	3,953	3,988
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Blvd. Ste 450, Dallas, TX 75019	(3	)(4)	Insurance			08/2025	(50)	(7)
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Blvd. Ste 450, Dallas, TX 75019	(3	)(4)	Insurance			08/2025	(101)	(41)
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Blvd. Ste 450, Dallas, TX 75019			Insurance	L + 575	7.88%	08/2025	12,688	12,944
Integro Parent Inc.	1 State Street Plaza, 9th Floor, New York, NY 10004			Insurance	L + 575	7.87%	10/2022	477	468
Isagenix International, LLC	155 East Rivulon Blvd, Gilbert, AZ 85297			Food & Staples Retailing	L + 575	7.85%	04/2025	6,530	5,068
JLL XDD, Inc.	5800 Foxridge Dr, Suite 406, Mission, KS 66202			Consumer Services	L + 475	6.85%	12/2023	2,088	2,139
Jordan Healthcare, Inc.	875 N Michigan Ave, Chicago, IL 60611	(3)		Commercial & Professional Services	L + 550	7.60%	07/2022	291	296
Jordan Healthcare, Inc.	875 N Michigan Ave, Chicago, IL 60611			Commercial & Professional Services	L + 550	7.60%	07/2022	4,701	4,749
Kestrel Parent, LLC	1100 Xenium Lane N. Minneapolis, MN 55441	(3	)(4)	Materials			11/2023	(18)	—
Kestrel Parent, LLC	1100 Xenium Lane N. Minneapolis, MN 55441			Materials	L + 600	8.04%	11/2025	6,605	6,757
Learn-It Systems, LLC	3600 Clipper Mill Rd. Ste. 330, Baltimore, MD 21211	(3)		Consumer Services	L + 450	6.60%	03/2025	2	62
Learn-It Systems, LLC	3600 Clipper Mill Rd. Ste. 330, Baltimore, MD 21211			Consumer Services	L + 450	6.65%	03/2025	4,276	4,378
Learn-It Systems, LLC	3600 Clipper Mill Rd. Ste. 330, Baltimore, MD 21211	(3)		Consumer Services	L + 450	6.65%	03/2025	376	390
List Partners, Inc.	3098 Piedmont Road, Suite 200, Atlanta, GA 30305	(3	)(4)	Software & Services			01/2023	(9)	13
List Partners, Inc.	3098 Piedmont Road, Suite 200, Atlanta, GA 30305			Software & Services	L + 500	7.02%	01/2023	4,570	4,679
Mann Lake Ltd.	501 1st Street South, Hackensack, MN 56452			Food, Beverage & Tobacco	L + 500	7.10%	10/2024	3,219	3,275
Mann Lake Ltd.	501 1st Street South, Hackensack, MN 56452	(3)		Food, Beverage & Tobacco	L + 500	7.10%	10/2024	657	672

								Crescent Capital
Name of Portfolio Company	Business Address	Footnotes		Industry	Spread over LIBOR	Interest Rate	Maturity	Cost	Fair Value	% of Class Held at 9/30/2019
Maroon Group, LLC	1390 Jaycox Road, Avon, OH 44011	(3)		Materials	L + 675	8.86%	08/2022	96	98
Maroon Group, LLC	1390 Jaycox Road, Avon, OH 44011			Materials	L + 675	8.85%	08/2022	1,242	1,250
Maroon Group, LLC	1390 Jaycox Road, Avon, OH 44011			Materials	L + 675	8.85%	08/2022	2,698	2,719
MDVIP, Inc.	4950 Communication Ave. Ste. 100, Boca Raton, FL 33431			Health Care Equipment & Services	L + 425	6.29%	11/2024	9,684	9,623
Mediaocean LLC	45 West 18th Street, New York, NY 10011			Software & Services	L + 425	6.30%	08/2022	6,697	6,769
Midwest Industrial Rubber	10431 Midwest Industrial Dr. St. Louis, MO 63132	(3)		Capital Goods	L + 525	7.35%	12/2021	127	131
Midwest Industrial Rubber	10431 Midwest Industrial Dr. St. Louis, MO 63132			Capital Goods	L + 525	7.35%	12/2021	6,541	6,599
MIR Bidco SA	343 State Street, Rochester, NY 14650			Commercial & Professional Services	E + 625	6.25%	03/2026	10,441	10,365
Miraclon Corporation	343 State Street, Rochester, NY 14650			Commercial & Professional Services	L + 625	8.54%	03/2026	4,043	4,162
New Mountain Learning	875 Montreal Way, St. Paul, MN 55102	(3)		Consumer Services	L + 600	8.10%	03/2024	566	508
New Mountain Learning	875 Montreal Way, St. Paul, MN 55102			Consumer Services	L + 600	8.10%	03/2024	2,176	1,965
Omni Ophthalmic Management Consultants, LLC	485 Route 1 South, Iselin, NJ 08830	(3	)(4)	Health Care Equipment & Services			09/2021	(11)	—
Omni Ophthalmic Management Consultants, LLC	485 Route 1 South, Iselin, NJ 08830	(3	)(4)	Health Care Equipment & Services			09/2021	(10)	—
Omni Ophthalmic Management Consultants, LLC	485 Route 1 South, Iselin, NJ 08830			Health Care Equipment & Services	L + 525	7.30%	09/2021	6,875	6,965
Ontario Systems, LLC	1150 W Kilgore Ave, Muncie, IN 47305	(3	)(4)	Software & Services			08/2025	(5)	(5)
Ontario Systems, LLC	1150 W Kilgore Ave, Muncie, IN 47305	(3	)(4)	Software & Services			08/2025	(5)	(11)
Ontario Systems, LLC	1150 W Kilgore Ave, Muncie, IN 47305			Software & Services	L + 550	7.62%	08/2025	3,218	3,218
Parkeon, Inc.	100 Avenue de Suffren 15th arrondissement, Paris, France			Technology Hardware & Equipment	E + 475	4.75%	04/2023	2,127	2,183
Perforce Software, Inc.	400 First Avenue North, #200, Minneapolis, MN 55401			Software & Services	L + 450	6.54%	07/2026	12,439	12,513
PetIQ, LLC	923 S. Bridgeway Place, Eagle, Idaho 83616			Food & Staples Retailing	L + 450	6.54%	01/2023	14,858	14,850
PharComp Parent B.V.	Cypresbaan 9 Capelle Aan Den Ijssel, 2908 LT Netherlands	(3	)(4)	Pharmaceuticals, Biotechnology & Life Sciences			02/2025	—	—

								Crescent Capital
Name of Portfolio Company	Business Address	Footnotes		Industry	Spread over LIBOR	Interest Rate	Maturity	Cost	Fair Value	% of Class Held at 9/30/2019
PharComp Parent B.V.	Cypresbaan 9 Capelle Aan Den Ijssel, 2908 LT Netherlands			Pharmaceuticals, Biotechnology & Life Sciences	E + 650	6.50%	02/2026	7,617	7,533
Pilot Air Freight, LLC	314 North Middletown Road, Lima, PA 19037			Transportation	L + 525	7.29%	10/2022	5,404	5,431
Pilot Air Freight, LLC	314 North Middletown Road, Lima, PA 19037	(3)		Transportation	L + 525	7.29%	10/2022	1,212	1,212
Pilot Air Freight, LLC	314 North Middletown Road, Lima, PA 19037	(3	)(4)	Transportation			07/2024	(5)	—
Pilot Air Freight, LLC	314 North Middletown Road, Lima, PA 19037	(3	)(4)	Transportation			07/2024	(0)	—
POC Investors, LLC	701 McDowell Rd, Asheboro, NC 27205	(3	)(4)	Automobiles & Components			11/2021	(8)	—
POC Investors, LLC	701 McDowell Rd, Asheboro, NC 27205			Automobiles & Components	L + 550	7.60%	11/2021	9,383	9,470
Potter Electric Signal Company	5757 Phantom Drive, Suite 125, Hazelwood, MO 63042	(3)		Capital Goods	P + 325	8.25%	12/2022	127	128
Potter Electric Signal Company	5757 Phantom Drive, Suite 125, Hazelwood, MO 63042	(3)		Capital Goods	L + 425	6.83%	12/2023	187	189
Potter Electric Signal Company	5757 Phantom Drive, Suite 125, Hazelwood, MO 63042			Capital Goods	L + 425	6.32%	12/2023	2,488	2,499
Pre-Paid Legal Services, Inc.	One Pre-Paid Way, Ada, OK 74820			Consumer Services	L + 325	5.29%	05/2025	3,508	3,523
Professional Physical Therapy	333 Earle Ovington Boulevard, Suite 225, Uniondale, NY 11553	(1)		Health Care Equipment & Services	L + 675 (including 75 PIK)	8.85%	12/2022	8,549	7,369
PT Network, LLC	501 Fairmount Avenue, Suite 302, Towson, MD 21286	(3	)(4)	Health Care Equipment & Services			11/2021	(1)	(14)
PT Network, LLC	501 Fairmount Avenue, Suite 302, Towson, MD 21286	(1)		Health Care Equipment & Services	L + 750 (including 200 PIK)	9.80%	11/2021	4,693	4,544
Ruffalo Noel Levitz, LLC	1025 Kirkwood Parkway SW, Cedar Rapids, IA 52404	(3	)(4)	Software & Services			05/2022	(4)	(2)
Ruffalo Noel Levitz, LLC	1025 Kirkwood Parkway SW, Cedar Rapids, IA 52404			Software & Services	L + 600	8.10%	05/2022	2,506	2,525
Safco Dental Supply, LLC	1111 Corporate Grove Dr, Buffalo Grove, IL 60089	(3	)(4)	Health Care Equipment & Services			06/2025	(10)	—
Safco Dental Supply, LLC	1111 Corporate Grove Dr, Buffalo Grove, IL 60089			Health Care Equipment & Services	L + 550	7.53%	06/2025	5,307	5,397
SavATree, LLC	550 Bedford Road, Bedford Hills, NY 10507	(3	)(4)	Commercial & Professional Services			06/2022	(6)	2
SavATree, LLC	550 Bedford Road, Bedford Hills, NY 10507	(3)		Commercial & Professional Services	L + 525	7.35%	06/2022	29	39
SavATree, LLC	550 Bedford Road, Bedford Hills, NY 10507			Commercial & Professional Services	L + 525	7.35%	06/2022	3,922	3,979

								Crescent Capital
Name of Portfolio Company	Business Address	Footnotes		Industry	Spread over LIBOR	Interest Rate	Maturity	Cost	Fair Value	% of Class Held at 9/30/2019
Slickdeals Holdings, LLC	6010 South Durango Drive, Suite 200, Las Vegas, NV 89113	(3	)(4)	Retailing			06/2023	(15)	—
Slickdeals Holdings, LLC	6010 South Durango Drive, Suite 200, Las Vegas, NV 89113			Retailing	L + 625	8.28%	06/2024	14,360	14,763
Smile Brands, Inc.	100 Spectrum Center Drive, Suite 1500, Irvine, CA 92618	(3)		Health Care Equipment & Services	L + 450	4.50%	10/2023	43	44
Smile Brands, Inc.	100 Spectrum Center Drive, Suite 1500, Irvine, CA 92618	(3)		Health Care Equipment & Services	L + 450	6.70%	10/2024	372	375
Smile Brands, Inc.	100 Spectrum Center Drive, Suite 1500, Irvine, CA 92618			Health Care Equipment & Services	L + 450	6.70%	10/2024	2,066	2,074
Smile Doctors LLC	2113 SW HK Dodgen Loop, Temple, TX 76502	(3)		Health Care Equipment & Services	L + 600	8.10%	10/2022	76	80
Smile Doctors LLC	2113 SW HK Dodgen Loop, Temple, TX 76502	(3)		Health Care Equipment & Services	L + 600	6.00%	10/2022	1,377	1,398
Smile Doctors LLC	2113 SW HK Dodgen Loop, Temple, TX 76502			Health Care Equipment & Services	L + 600	8.10%	10/2022	3,152	3,213
Strategic Partners, Inc.	9800 De Soto Avenue, Chatsworth, CA 91311			Retailing	L + 375	5.79%	06/2023	6,328	6,347
Teaching Strategies LLC	4500 East West Highway, Suite 300, Bethesda, MD 20814			Consumer Services	L + 600	8.10%	05/2024	9,070	9,350
Teaching Strategies LLC	4500 East West Highway, Suite 300, Bethesda, MD 20814	(3)		Consumer Services	L + 600	8.10%	05/2024	170	189
Transportation Insight, LLC	310 Main Ave Way SE, Hickory, NC 28602	(3	)(4)	Software & Services			12/2024	(6)	(4)
Transportation Insight, LLC	310 Main Ave Way SE, Hickory, NC 28602	(3)		Software & Services	L + 450	6.54%	12/2024	527	531
Transportation Insight, LLC	310 Main Ave Way SE, Hickory, NC 28602			Software & Services	L + 450	6.54%	12/2024	5,162	5,181
Tranzonic	26301 Curtiss-Wright Parkway, Cleveland, OH 44143	(3	)(4)	Household & Personal Products			03/2023	(4)	0
Tranzonic	26301 Curtiss-Wright Parkway, Cleveland, OH 44143			Household & Personal Products	L + 475	6.86%	03/2023	3,887	3,921
Trinity Partners, LLC	230 Third Avenue, Waltham, MA 02451	(3	)(4)	Pharmaceuticals, Biotechnology & Life Sciences			02/2023	(6)	—
Trinity Partners, LLC	230 Third Avenue, Waltham, MA 02451			Pharmaceuticals, Biotechnology & Life Sciences	L + 500	7.05%	02/2023	3,713	3,753
Unifeye Vision Partners	2651 North Harwood Street, Suite 120, Dallas, TX 75201	(3	)(4)	Health Care Equipment & Services			09/2025	(30)	(30)

								Crescent Capital
Name of Portfolio Company	Business Address	Footnotes		Industry	Spread over LIBOR	Interest Rate	Maturity	Cost	Fair Value	% of Class Held at 9/30/2019
Unifeye Vision Partners	2651 North Harwood Street, Suite 120, Dallas, TX 75201			Health Care Equipment & Services	L + 500	7.13%	09/2025	5,293	5,346
Unifeye Vision Partners	2651 North Harwood Street, Suite 120, Dallas, TX 75201	(3)		Health Care Equipment & Services	L + 500	7.13%	09/2025	193	210
United Language Group, Inc.	1660 Utica Avenue S, Minneapolis, MN 55416			Consumer Services	L + 600	8.04%	12/2021	4,643	4,548
United Language Group, Inc.	1660 Utica Avenue S, Minneapolis, MN 55416			Consumer Services	L + 600	8.13%	12/2021	394	387
UP Acquisition Corp	217 Metro Dr. Terrell, TX 75160	(3	)(4)	Commercial & Professional Services			05/2024	(23)	—
UP Acquisition Corp	217 Metro Dr. Terrell, TX 75160			Commercial & Professional Services	L + 575	7.79%	05/2024	4,306	4,389
Upstream Rehabilition, Inc.	2803 Greystone Commercial Blvd. Suite 18, Birmingham, AL, 35242	(3	)(4)	Health Care Equipment & Services			01/2024	(1)	(0)
Upstream Rehabilition, Inc.	2803 Greystone Commercial Blvd. Suite 18, Birmingham, AL, 35242			Health Care Equipment & Services	L + 400	6.04%	01/2024	2,100	2,105
Valet Waste Holdings, Inc.	100 South Ashley Drive, Suite 700, Tampa, Florida 33602			Commercial & Professional Services	L + 400	6.04%	09/2025	14,817	14,776
Vistage Worldwide, Inc.	11452 El Camino Real, Suite 400, San Diego, CA 92130			Consumer Services	L + 400	6.13%	02/2025	8,496	8,454
Winxnet Holdings LLC	63 Marginal Way, 4th Floor, Portland, ME 04101	(3	)(4)	Software & Services			06/2023	(3)	(9)
Winxnet Holdings LLC	63 Marginal Way, 4th Floor, Portland, ME 04101	(3)		Software & Services	L + 600	8.02%	06/2023	74	71
Winxnet Holdings LLC	63 Marginal Way, 4th Floor, Portland, ME 04101			Software & Services	L + 600	8.02%	06/2023	1,944	1,931
Wrench Group LLC	1787 Williams Dr. Marietta, GA 30066	(3)		Consumer Services			04/2026	—	2
Wrench Group LLC	1787 Williams Dr. Marietta, GA 30066			Consumer Services	L + 425	6.36%	04/2026	4,552	4,602
Xcentric Mold and Engineering Acquisition Company, LLC	24541 Maplehurst Drive, Clinton Twp, MI 48036	(1)		Commercial & Professional Services	L + 700 (including 100 PIK)	9.07%	01/2022	5,579	5,247

								Crescent Capital
Name of Portfolio Company	Business Address	Footnotes		Industry	Spread over LIBOR	Interest Rate	Maturity	Cost	Fair Value	% of Class Held at 9/30/2019
Zest Acquisition Corp.	2061 Wineridge Place, Escondido, CA 92029			Health Care Equipment & Services	L + 350	5.68%	03/2025	8,853	8,373

Total Senior Secured First Lien								546,468	545,203

Senior Secured Second Lien
AP Exhaust Acquisition, LLC	300 Dixie Trail, Goldsboro, NC 27530	(2)		Automobiles & Components			05/2025	8,819	1,869
Carestream Health, Inc.	150 Verona Street, Rochester, NY 14608			Health Care Equipment & Services	L + 950	11.54%	06/2021	155	148
Comet Acquisition, Inc.	1277 Treat Boulevard, Suite 800, Walnut Creek, CA 94597			Insurance	L + 750	9.62%	10/2026	4,621	4,609
ExamWorks Group, Inc.	3280 Peachtree Rd, Suite 2625, Atlanta, GA 30305			Health Care Equipment & Services	L + 725	9.29%	07/2024	5,616	5,763
Hoya Midco, LLC	111 N. Canal St, #800, Chicago, IL 60606			Media	L + 875	10.79%	06/2025	515	546
Integro Parent Inc.	1 State Street Plaza, 9th Floor, New York, NY 10004			Insurance	L + 925	11.29%	10/2023	376	380
Integro Parent Inc.	1 State Street Plaza, 9th Floor, New York, NY 10004			Insurance	L + 925	11.37%	10/2023	2,880	2,915
MHS Acquisition Holdings, LLC	3235 Levis Commons Blvd. Perrysburg, OH 43528			Commercial & Professional Services	L + 875	10.85%	03/2025	7,922	7,980
MHS Acquisition Holdings, LLC	3235 Levis Commons Blvd. Perrysburg, OH 43528	(3)		Commercial & Professional Services	L + 875	10.85%	03/2025	451	451
NMN Holdings III Corp.	155 Franklin Road, Suite 100, Brentwood, TN 37027	(3	)(4)	Health Care Equipment & Services			11/2026	(22)	—
NMN Holdings III Corp.	155 Franklin Road, Suite 100, Brentwood, TN 37027			Health Care Equipment & Services	L + 775	9.78%	11/2026	7,022	7,222
NMSC Holdings, Inc.	68 S. Service Road, Suite 350, Melville, NY 11747			Health Care Equipment & Services	L + 1000	12.26%	10/2023	4,196	4,268
Onvoy, LLC	10300 6th Ave. N. Plymouth, MN 55441			Technology Hardware & Equipment	L + 1050	12.54%	02/2025	2,538	2,171
Pre-Paid Legal Services, Inc.	One Pre-Paid Way, Ada, OK 74820			Consumer Services	L + 750	9.54%	05/2026	9,247	9,329

							Crescent Capital
Name of Portfolio Company	Business Address	Footnotes	Industry	Spread over LIBOR	Interest Rate	Maturity	Cost	Fair Value	% of Class Held at 9/30/2019
SMS Systems Maintenance Services, Inc.	10420 Harris Oaks Boulevard, Suite C, Charlotte, NC 28269	(2)	Software & Services			10/2024	12,567	6,551
TecoStar Holdings, Inc.	115 Eames Street, Wilmington, MA 01887		Commercial & Professional Services	L + 850	10.53%	11/2024	4,906	5,000
Wrench Group LLC	1787 Williams Dr. Marietta, GA 30066		Consumer Services	L + 787	10.07%	04/2027	2,428	2,500

Total Senior Secured Second Lien							74,236	61,704
Unsecured Debt
Alion Science and Technology Corporation	1750 Tysons Boulevard Ste 1300, McLean, VA 22102		Capital Goods		11.00%	08/2022	6,431	6,543
MHS Acquisition Holdings, LLC	3235 Levis Commons Blvd. Perrysburg, OH 43528	(1)	Commercial & Professional Services	L + 1350 PIK	13.50%	03/2026	910	860

Total Unsecured Debt							7,341	7,403

Equity Investments
Preferred Stock
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Blvd. Ste 450, Dallas, TX 75019		Insurance				1,212	1,227	0.76%
MHS Acquisition Holdings, LLC	3235 Levis Commons Blvd. Perrysburg, OH 43528		Commercial & Professional Services				20	—	0.23%
MIR Bidco SA	343 State Street, Rochester, NY 14650		Commercial & Professional Services				91	102	0.04%
Vivid Seats Ltd.	111 N. Canal St, #800, Chicago, IL 60606		Media				1,892	2,487	1.35%

Total Preferred Stock							3,215	3,816
Common Stock
Alion Science and Technology Corporation	1750 Tysons Boulevard Ste 1300, McLean, VA 22102		Capital Goods				766	1,128	0.15%
AP Centric	300 Dixie Trail, Goldsboro, NC 27530		Automobiles & Components				927	—	0.29%
ExamWorks Group, Inc.	3280 Peachtree Rd, Suite 2625, Atlanta, GA 30305		Health Care Equipment & Services				750	1,299	0.06%
Green Wrench Acquisition, LLC	1787 Williams Dr. Marietta, GA 30066		Consumer Services				391	391	0.11%

							Crescent Capital
Name of Portfolio Company	Business Address	Footnotes	Industry	Spread over LIBOR	Interest Rate	Maturity	Cost	Fair Value	% of Class Held at 9/30/2019
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Blvd. Ste 450, Dallas, TX 75019		Insurance				648	648	0.07%
Integro Parent Inc.	1 State Street Plaza, 9th Floor, New York, NY 10004		Insurance				454	833	0.11%
Kestrel Upperco, LLC	1100 Xenium Lane N. Minneapolis, MN 55441		Materials				209	220	0.10%
Legalshield	One Pre-Paid Way, Ada, OK 74820		Consumer Services				424	812	0.08%
MDVIP, Inc.	4950 Communication Ave. Ste. 100, Boca Raton, FL 33431		Health Care Equipment & Services				667	921	0.17%
MHS Acquisition Holdings, LLC	3235 Levis Commons Blvd. Perrysburg, OH 43528		Commercial & Professional Services				913	667	0.23%
MIR Bidco SA	343 State Street, Rochester, NY 14650		Commercial & Professional Services				1	1	0.04%
NMN Holdings LP	155 Franklin Road, Suite 100, Brentwood, TN 37027		Health Care Equipment & Services				1,111	1,075	0.25%
Onvoy, LLC	10300 6th Ave. N. Plymouth, MN 55441		Technology Hardware & Equipment				365	254	0.11%
Onvoy, LLC	10300 6th Ave. N. Plymouth, MN 55441		Technology Hardware & Equipment				—	—	0.09%
PT Network, LLC	501 Fairmount Avenue, Suite 302, Towson, MD 21286		Health Care Equipment & Services				—	—	3.70%
Slickdeals Holdings, LLC	6010 South Durango Drive, Suite 200, Las Vegas, NV 89113		Retailing				1,091	1,243	0.35%
SMS Systems Maintenance Services, Inc.	10420 Harris Oaks Boulevard, Suite C, Charlotte, NC 28269		Software & Services				1,145	—	0.27%
TecoStar Holdings, Inc.	115 Eames Street, Wilmington, MA 01887		Commercial & Professional Services				500	801	0.11%
Universal Services Equity Investments	161 Washington Street, Suite 600, Conshohocken, PA 19428		Commercial & Professional Services				1,000	2,892	0.18%
USAGM HoldCo LLC	161 Washington Street, Suite 600, Conshohocken, PA 19428		Commercial & Professional Services				558	1,003	0.16%
Vivid Seats Ltd.	111 N. Canal St, #800, Chicago, IL 60606		Media				608	825	0.07%

								Crescent Capital
Name of Portfolio Company	Business Address	Footnotes		Industry	Spread over LIBOR	Interest Rate	Maturity	Cost	Fair Value	% of Class Held at 9/30/2019
Wrench Group Holdings, LLC	1787 Williams Dr. Marietta, GA 30066			Consumer Services				109	109	0.02%

Total Common Stock								12,637	15,123
Partnership Interest
CBDC Senior Loan Fund LLC	11100 Santa Monica Blvd, Suite 2000, Los Angeles, CA 90025	(3	)(5)	Diversified Financials				34,000	33,333	50.00%
Gacp II LP	11100 Santa Monica Blvd, Suite 800, Los Angeles, CA 90025			Diversified Financials				25,000	25,702	7.78%

Total Partnership Interest								59,000	59,035
Total Investments								$702,897	$692,283

(1)	Has a payment-in-kind (PIK) interest feature.
(2)	The investment is on non-accrual status as of September 30, 2019.
(3)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion.
(4)

The negative cost, if applicable, is the result of the capitalized discount or unfunded commitment being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount or unfunded commitment on the loan.

(5)

As defined in the Investment Company Act, the portfolio company is deemed to be a “controlled affiliated person” of Crescent Capital BDC because Crescent Capital BDC owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.

MANAGEMENT OF CRESCENT CAPITAL BDC

Crescent Capital BDC’s business and affairs are managed under the direction of the Crescent Capital BDC Board. The responsibilities of the Crescent Capital BDC Board include, among other things, the quarterly valuation of Crescent Capital BDC’s investments. The size of the Crescent Capital BDC Board consists of five members, two of whom are “interested persons” of Crescent Capital BDC as defined in Section 2(a)(19) of the Investment Company Act, and three directors who are not such “interested persons.” Crescent Capital BDC refers to the directors who are not interested persons as its “independent directors.” Crescent Capital BDC refers to its directors who are “interested persons” as its “interested directors.” The Crescent Capital BDC Board elects its officers, who serve at the discretion of the Crescent Capital BDC Board. The Crescent Capital BDC Board maintains an audit committee and nominating and governance committee, and may establish additional committees from time to time as necessary.

Under the Crescent Capital BDC Delaware Charter and the Crescent Capital BDC Delaware Bylaws, its directors are divided into three classes. Directors are elected for staggered terms of three years each, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Crescent Capital Maryland BDC will take all requisite action so that, following the Transactions, Crescent Capital Maryland BDC’s business and affairs are managed in accordance with the summary below pursuant to the Crescent Capital BDC Maryland Charter and the Crescent Capital BDC Maryland Bylaws.

Board of Directors, Executive Officers and Certain Other Officers

The following table sets forth information concerning each director of Crescent Capital BDC as of the date of this joint proxy statement/prospectus. The address for each listed individual is c/o Crescent Capital BDC, Inc., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.

Name and Age	Position(s) Held with Crescent Capital BDC	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Independent Directors
George G. Strong, Jr. (Age 72)	Director and Chairman of the Audit Committee	Class I Director since 2019; Term expires 2022)	Managing Director and former General Counsel of Cornerstone Research (a consulting firm); retired partner of PricewaterhouseCoopers LLP.	Director of Media House (Bermuda) and Caribbean Publishing Company (Cayman).

Michael S. Segal (Age 62)	Director and Chairman of the Nominating Committee	Class II Director since 2015; Term expires 2020	Managing Partner of Fred Segal Family LLC.	Trustee at Harvard-Westlake School and Pomona College; Current and former board member of numerous non-profit organizations, including Heal the Bay, Good Hope Medical Foundation, Los Angeles World Affairs Council-Town Hall and the Institute for Shipboard Education/Semester at Sea.
Steven F. Strandberg (Age 64)	Director	Class III Director since 2015; Term expires 2021	Co-founder and managing partner of Albany Road Real Estate Partners; Managing Director and co-founder of WestBridge Ventures (a firm that invested in later-stage private technology	Current and former member of the board of numerous companies, as well as several non-profit organizations.

Name and Age	Position(s) Held with Crescent Capital BDC	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
companies). Mr. Strandberg also specialized in advising emerging private companies on financings and mergers and acquisitions, working with Merrill Lynch, where he was founder and head of the West Coast Technology Investment Banking group, as well as Donaldson, Lufkin & Jenrette and Morgan Stanley.

Interested Directors
John S. Bowman (Age 60)	Director and Chairman of the Crescent Capital BDC Board	Class II Director since 2015; Term expires 2020	Serves on Crescent Cap Advisors’ investment committee; Managing Director and co-head of CCG LP’s U.S. Direct Lending business. Prior to joining CCG LP in 2012, Mr. Bowman was president of HighPoint Capital Management, LLC (a U.S. direct lending business which he co-founded in 2005).	None.

Christopher G. Wright* (Age 47)	Director	Class III Director since 2015; Term expires 2021	Serves on Crescent Cap Advisors’ investment committee; Managing Director of CCG LP focusing on mezzanine finance.	Current and former member or observer of the board of numerous private companies.

*	Mr. Wright is deemed to be an “interested person” of Crescent Capital BDC under the Investment Company Act because of his affiliations with CCG LP and Crescent Cap Advisors.

George G. Strong, Jr. is a Director of Crescent Capital BDC and serves as the Chairman of the Audit Committee. Mr. Strong is a retired Managing Partner of PricewaterhouseCoopers LLP and a retired Managing Director and former general counsel of Cornerstone Research, a consulting firm. He has held the positions of chief financial officer and chief operating officer at several start-ups and smaller businesses in the software, dental products and freight forwarding industries. He is currently a director of Yello Media Group (Cayman) and Caribbean Publishing Company (Cayman). He received a BA in Economics from Yale University, MBA from Harvard Business School, and JD from the University of San Diego School of Law. Mr. Strong holds current Certified Public Accountant licenses in California and Hawaii and is a member of the California Bar.

Michael S. Segal is a Director of Crescent Capital BDC and serves as Chairman of the Nominating Committee and Corporate Governance Committee. Mr. Segal is the managing partner of Fred Segal Family LLC. Mr. Segal serves as trustee at Harvard-Westlake School and Pomona College. In addition, Mr. Segal is a current and former board member of numerous non-profit organizations, including Heal the Bay, Good Hope Medical Foundation, Los Angeles World Affairs Council-Town Hall and the Institute for Shipboard Education/Semester at Sea. Mr. Segal received a master’s degree from UCLA and a bachelor’s degree from Pomona College.

Steven F. Strandberg is a Director of Crescent Capital BDC. Mr. Strandberg is also co-founder and managing partner of Albany Road Real Estate Partners. Previously he was managing director and co-founder of WestBridge Ventures, a firm that invested in later stage private technology companies. Prior to WestBridge, Mr. Strandberg specialized in advising emerging private companies on financings and mergers and acquisitions, working with Merrill Lynch where he was founder and head of the West Coast Technology Investment Banking group, Donaldson, Lufkin & Jenrette and Morgan Stanley. Mr. Strandberg is a current and former member of the board of numerous companies, as well as several non-profit organizations. Mr. Strandberg received his MBA from Harvard Business School and his AB from the University of Chicago.

John S. Bowman is the Chairman of the Crescent Capital BDC Board and serves on Crescent Cap Advisors’ investment committee. Mr. Bowman also serves as Managing Director and co-head of CCG LP’s U.S. Direct Lending business. Prior to joining CCG LP in 2012, Mr. Bowman was president of HighPoint Capital Management, LLC, a U.S. direct lending business which he co-founded in 2005. Prior to founding HighPoint Capital, Mr. Bowman was a managing director of leveraged finance at FleetBoston Financial from 1998 to 2003. Prior to joining FleetBoston, Mr. Bowman was a senior vice president in leveraged finance with Donaldson, Lufkin & Jenrette Securities Corporation. Mr. Bowman also worked as an investment banker at Kidder, Peabody, & Co. Incorporated, State Street Bank and Trust Company, Drexel Burnham Lambert Incorporated and Lehman Brothers. Mr. Bowman earned an MBA from Harvard Business School and a BS in Business Administration from Northeastern University.

Christopher G. Wright is a Director of Crescent Capital BDC and serves on Crescent Cap Advisors’ investment committee. Mr. Wright also serves as Managing Director of CCG LP, a member of CCG LP’s Management Committee and President of Crescent Acquisition Corp (NASDAQ: CRSAU). Prior to joining Crescent in 2001, Mr. Wright completed the Financial Management Program with the General Electric Company and upon completion, worked in various finance roles within GE Industrial Systems. Mr. Wright is a current and former member or observer of the Board of numerous private companies, including the lead Director of Savers, Inc. In addition, Mr. Wright is a member of the Board of other non-profit organizations including St. Raphael School Development Board. Mr. Wright received his M.B.A. from Harvard Business School and his B.A. from Michigan State University.

Dollar Range of Equity Securities Beneficially Owned by Directors

Set forth in the table below is the dollar range of shares beneficially owned by each Director of Crescent Capital BDC. Crescent Capital BDC is not part of a “Fund Complex,” which is defined to include registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser.

Name of Director	Dollar Range of Shares of Crescent Capital BDC(1)(2)
Independent Directors
Michael S. Segal	$10,001-$50,000
Steven F. Strandberg	over $100,000
George G. Strong, Jr.	over $100,000

Interested Directors
John S. Bowman	None
Christopher G. Wright	None

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.
(2)	Based on market value as of December 31, 2018.

Information about the Executive Officers

The officers of Crescent Capital BDC are appointed and elected by the Crescent Capital BDC Board either at its annual meeting or at any subsequent regular or special meeting of Crescent Capital BDC Board. The Crescent Capital BDC Board has selected six officers to hold office at the discretion of the Crescent Capital BDC Board. Each officer serves until his successor has been duly elected and qualified, or until his earlier resignation or removal. The following table sets forth information concerning each officer of Crescent Capital BDC as of the date of this joint proxy statement/prospectus. The address for each listed individual is c/o Crescent Capital BDC, Inc., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.

Name and Age	Position(s) held with Crescent Capital BDC and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason Breaux (Age 46)	Chief Executive Officer since 2015	Chairman of Crescent Cap Advisors’ investment committee and Managing Director of CCG LP within the special situations strategy.

Jonathan R. Insull (Age 54)	President since 2015	Serves on Crescent Cap Advisors’ investment committee and also serves as Managing Director of CCG LP within the capital markets strategy.

Gerhard Lombard (Age 46)	Chief Financial Officer since 2019	Chief Financial Officer of CCG LP. Prior to joining CCG LP in 2016, Mr. Lombard was the Chief Financial Officer and Treasurer of Whitehorse Finance Inc., a publicly traded business development company that is managed by H.I.G. Capital.

Joseph A. Hanlon (Age 51)	Chief Compliance Officer since 2015	Chief Compliance Officer for CCG LP. Prior to joining CCG LP in 2014, Mr. Hanlon was the Chief Compliance Officer for the Fidelity Investments Equity and High Income Mutual Funds.

George P. Hawley (Age 51)	Secretary since 2015	General Counsel for CCG LP.

Raymond Barrios (Age 41)	Senior Vice President since 2017	Senior Vice President of CCG LP focusing on private credit. Mr. Barrios is currently a senior investment professional for Crescent Cap Advisors and was previously a member of the Mezzanine Product Group.

Jason A. Breaux is Chief Executive Officer of Crescent Capital BDC and serves as Chairman of Crescent Cap Advisors’ investment committee. In addition, Mr. Breaux serves as Managing Director of CCG LP within the special situations strategy. Prior to joining the team in 2000, he worked at Robertson Stephens where he served in the mergers and acquisitions group. Prior to that, he worked in the corporate finance division of Salomon Brothers specializing in capital raising assignments. Mr. Breaux is a current and former member or observer of the board of numerous private companies. Mr. Breaux received an MBA from the Darden School of Business at the University of Virginia and a BA from Georgetown University.

Jonathan R. Insull is President of Crescent Capital BDC and serves on Crescent Cap Advisors’ investment committee. In addition, Mr. Insull serves as Managing Director of CCG LP within the capital markets strategy. Since joining the team in 1997, Mr. Insull has served in a number of roles of increasing responsibility, including credit analyst, director of research and portfolio manager. He previously worked as a credit officer at The Chase Manhattan Bank, and its predecessor institutions, Chemical Bank and Manufacturers Hanover Trust. Mr. Insull received his MBA in Finance from New York University and a BA in Economics from Hobart College.

Gerhard Lombard is Chief Financial Officer of Crescent Capital BDC and CCG LP. Before joining CCG LP in 2016, Mr. Lombard served as Chief Financial Officer and Treasurer of Whitehorse Finance Inc., a publicly traded business development company that is managed by H.I.G. Capital from 2012 to 2016. Prior to H.I.G. Capital, Mr. Lombard was Group Controller and Chief Accounting Officer for Churchill Financial Group. Earlier in his career, Mr. Lombard spent approximately 11 years at Ernst & Young LLP, rising to the level of Senior Manager. Mr. Lombard received post-graduate degrees in Accounting and Finance from the University of Stellenbosch and the University of Natal both located in South Africa.

Joseph A. Hanlon is the Chief Compliance Officer of Crescent Capital BDC. In addition, Mr. Hanlon serves as the Chief Compliance Officer for CCG LP. Prior to joining CCG LP in 2014, Mr. Hanlon was the Chief Compliance Officer for the Fidelity Investments Equity and High Income Mutual Funds. Mr. Hanlon was at Fidelity Investments for 13 years in various compliance capacities. Mr. Hanlon practiced law as a counselor and litigator for Robins, Kaplan, Miller & Ciresi from 1992 to 2001 where he focused on advising and representing insurers on regulatory matters and complex litigation. Mr. Hanlon received a JD from Boston College Law School and BS in Finance from Boston College.

George P. Hawley is Secretary of Crescent Capital BDC. In addition, Mr. Hawley serves as the General Counsel for CCG LP. Prior to joining CCG LP in 2012, Mr. Hawley was Senior Vice President and Associate General Counsel at TCW where he supported CCG LP on certain funds and accounts sub-advised by TCW to CCG LP. From 2000 to 2008, Mr. Hawley was an associate at Paul, Hastings, Janofsky & Walker specializing in asset management, securities, finance and restructuring, and general corporate. Prior to joining Paul Hastings, Mr. Hawley began his legal career at Baker, Keener & Nahra where he practiced litigation. Mr. Hawley received a JD from Loyola Law School and a BA from the University of Notre Dame.

Raymond Barrios is a Senior Vice President of Crescent Capital BDC, and also a Senior Vice President of CCG LP focusing on private credit. Mr. Barrios is currently a senior investment professional for Crescent Cap Advisors and was previously a member of the Mezzanine Product Group. Prior to joining CCG LP in 2008, Mr. Barrios worked in the Leveraged Finance Group of Jefferies & Company, Inc. Mr. Barrios received his MBA from Harvard Business School and his BA from the University of California, Los Angeles.

Role of the Crescent Capital BDC Board, Leadership Structure and Risk Oversight

The Role of the Crescent Capital BDC Board

Crescent Capital BDC’s business and affairs are managed under the direction of the Crescent Capital BDC Board. The Crescent Capital BDC Board elects Crescent Capital BDC’s officers, who serve at the discretion of the Crescent Capital BDC Board. The responsibilities of the Crescent Capital BDC Board include quarterly determinations of fair value of Crescent Capital BDC’s assets, corporate governance activities, oversight of Crescent Capital BDC’s financing arrangements, and oversight of Crescent Capital BDC’s investment activities.

Board Structure and Leadership

The Crescent Capital BDC Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Crescent Capital BDC Board consists of five directors, three of whom are not “interested persons,” as defined in the Investment Company Act, and are Independent Directors, as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules (the “Independent Directors”). The members of the Crescent Capital BDC Board who are not Independent Directors, Messrs. Bowman and Wright, are referred to as Interested Directors (the “Interested Directors”). Mr. Bowman, the Chairman of the Crescent Capital BDC Board, is deemed to be an Interested Director because of his service on Crescent Cap Advisors’ investment committee and as a Managing Director and co-head of Crescent’s U.S. Direct Lending business. Mr. Wright is deemed to be an Interested Director because of his service on Crescent Cap Advisors’ investment committee and as a Managing Director of Crescent. The Crescent Capital BDC Board believes that it is in the best interests of Crescent Capital BDC for Mr. Bowman to lead the Crescent Capital BDC Board because of his familiarity with Crescent Capital BDC’s portfolio companies and his broad experience with the day-to-day management and operation of other investment funds.

The Crescent Capital BDC Board does not have a lead Independent Director. All of the Independent Directors serve as members of each committee of the Crescent Capital BDC Board. Inclusion of all Independent Directors in the committees allows them to participate in the full range of the Crescent Capital BDC Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Directors recognize that having a lead Independent Director may in some circumstances help coordinate communications with management, and otherwise assist a board in the exercise of its oversight duties, the Independent Directors believe that, because of the relatively small size of the Crescent Capital BDC Board, the ratio of Independent Directors to Interested Directors, and the good working relationship among the Crescent Capital BDC Board’s members, it has not been necessary to designate a lead Independent Director.

The Crescent Capital BDC Board periodically reviews its leadership structure, including the role of the Chairman of the Crescent Capital BDC Board. The Crescent Capital BDC Board also conducts an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of Crescent Capital BDC’s current operations. The Crescent Capital BDC Board believes that its leadership structure, including the current percentage of the Crescent Capital BDC Board members who are Independent Directors, is appropriate given its specific characteristics. These characteristics include (i) the extent to which the work of the Crescent Capital BDC Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Director; (ii) the extent to which the Independent Directors meet as needed in the absence of members of management and members of the Crescent Capital BDC Board who are “interested persons” of Crescent Capital BDC; and (iii) each of Mr. Bowman’s and Mr. Wright’s positions with Crescent Cap Advisors, which enhance the Crescent Capital BDC Board’s understanding of the operations of Crescent Cap Advisors.

Board Oversight of Risk Management

The Crescent Capital BDC Board’s role is one of oversight, rather than active management. Oversight of Crescent Capital BDC’s investment activities extends to oversight of the risk management processes employed by Crescent Cap Advisors as part of its day-to-day management of Crescent Capital BDC’s investment activities. The goal of the Crescent Capital BDC Board’s risk oversight function is to ensure that the risks associated with Crescent Capital BDC’s investment activities are accurately identified, thoroughly investigated, and responsibly addressed.

The Crescent Capital BDC Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of Crescent Cap Advisors, as necessary, and periodically requesting the production of risk management reports or presentations. The Crescent Capital BDC Board receives a wide range of reports on Crescent Capital BDC’s activities from Crescent Cap Advisors and other service providers, including reports regarding Crescent Capital BDC’s investment portfolio, the compliance of Crescent Capital BDC with applicable laws, and Crescent Capital BDC’s financial accounting and reporting. The Crescent Capital BDC Board also meets periodically with Crescent Capital BDC’s Chief Compliance Officer to receive reports regarding the compliance of Crescent Capital BDC with the federal securities laws and Crescent Capital BDC’s internal compliance policies and procedures and meets with Crescent Capital BDC’s Chief Compliance Officer at least annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for Crescent Capital BDC. The Crescent Capital BDC Board’s Audit Committee (the “Audit Committee”) also meets regularly with the Chief Financial Officer and Crescent Capital BDC’s independent registered public accounting firm to discuss, among other things, the internal control structure of Crescent Capital BDC’s financial reporting function. The Crescent Capital BDC Board also meets periodically with the portfolio managers of Crescent Capital BDC to receive reports regarding the management of Crescent Capital BDC, including its investment risks.

The Crescent Capital BDC Board recognizes that not all risks that may affect Crescent Capital BDC can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve Crescent Capital BDC’s goals, that reports received by the Directors with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Crescent Capital BDC Board and by the committees is subject to substantial limitations.

Communications with Directors

Stockholders of Crescent Capital BDC who wish to communicate with the Directors (or with an individual Director) should send communications to the attention of George P. Hawley, Secretary, c/o Crescent Capital BDC, Inc., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to all Directors.

Committees of the Crescent Capital BDC Board

The Crescent Capital BDC Board conducts much of its work through certain standing committees, each of whose meetings are chaired by an Independent Director. The Crescent Capital BDC Board has established an Audit Committee and a Nominating Committee, and intends to establish a Compensation Committee upon the completion of the Transactions. For the year ended December 31, 2018, the Crescent Capital BDC Board held four Crescent Capital BDC Board meetings, four Audit Committee meetings and one Nominating Committee meeting. All Directors attended at least 75% of the aggregate number of meetings of the Crescent Capital BDC Board and of the respective committees on which they served that were held while they were members of the Crescent Capital BDC Board. Crescent Capital BDC requires each Director to make a diligent effort to attend all Crescent Capital BDC Board and committee meetings. Crescent Capital BDC does not have a formal policy regarding Director attendance at an annual meeting of stockholders.

Audit Committee

The Audit Committee is composed of Messrs. Segal, Strandberg and Strong, all of whom are Independent Directors. Mr. Strong serves as Chairman of the Audit Committee. The Crescent Capital BDC Board has determined that Mr. Strong is an “audit committee financial expert,” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Messrs. Segal, Strandberg and Strong meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Crescent Capital BDC Board, which sets forth the responsibilities of the Audit Committee (the “Audit Committee Charter”). The Audit Committee’s responsibilities include (i) establishing guidelines and making recommendations to the Crescent Capital BDC Board regarding the valuation of Crescent Capital BDC’s loans and investments, (ii) selecting Crescent Capital BDC’s independent registered public accounting firm, (iii) reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Crescent Capital BDC’s financial statements, (iv) pre-approving the fees for services performed, (v) reviewing with the independent registered public accounting firm the adequacy of internal control systems, (vi) reviewing Crescent Capital BDC’s annual financial statements, (vii) overseeing internal audit staff and periodic filings, and (viii) receiving Crescent Capital BDC’s audit reports and financial statements.

A current copy of Crescent Capital BDC’s Audit Committee Charter is available on Crescent Capital BDC’s website at www.crescentcap.com/crescent-capital-bdc.

Nominating and Corporate Governance Committee

The Nominating Committee is composed of Messrs. Segal, Strandberg and Strong, all of whom are Independent Directors. Mr. Segal serves as Chairman of the Nominating Committee. The Nominating Committee is responsible for (i) selecting, researching and nominating directors for election by Crescent Capital BDC’s stockholders, (ii) selecting nominees to fill vacancies on the Crescent Capital BDC Board or a committee of the

Crescent Capital BDC Board, (iii) developing and recommending to the Crescent Capital BDC Board a set of corporate governance principles, and (iv) overseeing the evaluation of the Crescent Capital BDC Board and Crescent Capital BDC’s management.

Nominations of persons for election to the Crescent Capital BDC Board at an annual meeting of stockholders of Crescent Capital BDC may be made only by a stockholder who is entitled to vote at the annual meeting of stockholders and who has complied with the advance notice procedures of the Crescent Capital BDC Delaware Bylaws. Such nominations by any stockholder shall be made pursuant to timely notice in writing to the Secretary of Crescent Capital BDC. To be timely, the stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class U.S. mail, postage or delivery charges prepaid, and received at the principal executive offices of Crescent Capital BDC addressed to the attention of the Secretary of Crescent Capital BDC not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date Crescent Capital BDC’s proxy statement was released to the stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be received by the Secretary of Crescent Capital BDC not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such annual meeting is first made. The stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of Crescent Capital BDC which are beneficially owned by the person and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) under Section 14 of the Exchange Act and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class and number of shares of capital stock of Crescent Capital BDC which are beneficially owned by the stockholder. Crescent Capital BDC may require any proposed Director nominee to furnish such other information as may reasonably be required by Crescent Capital BDC to determine the eligibility of such proposed Director nominee to serve as a Director of Crescent Capital BDC. No person shall be eligible for election as a Director of Crescent Capital BDC unless nominated in accordance with the procedures set forth in the Bylaws. The officer of Crescent Capital BDC presiding at an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the annual meeting and the defective nomination shall be disregarded.

The Nominating Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Crescent Capital BDC Board, Crescent Capital BDC and its stockholders. In considering possible candidates for election as a Director, the Nominating Committee takes into account, in addition to such other factors as it deems relevant, whether the individual (1) is of high character and integrity; (2) is accomplished in his or her respective fields, with superior credentials and recognition; (3) has relevant expertise and experience upon which to be able to offer advice and guidance to management; (4) has sufficient time available to devote to Crescent Capital BDC’s affairs; (5) is able to work with the other members of the Crescent Capital BDC Board and contribute to Crescent Capital BDC’s success; (6) can represent the long-term interests of Crescent Capital BDC’s stockholders as a whole; and (7) is selected such that the Crescent Capital BDC Board represents a range of backgrounds and experience.

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying Director nominees. In determining whether to recommend a Director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Crescent Capital BDC Board as a whole. The Nominating Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Crescent Capital BDC Board, when identifying and recommending director nominees. The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting Director nominees is consistent with the goal of creating a Board that best serves Crescent Capital BDC’s needs and the interests of Crescent Capital BDC’s stockholders.

A current copy of Crescent Capital BDC’s Nominating Committee Charter is available on Crescent Capital BDC’s website at www.crescentcap.com/crescent-capital-bdc.

Compensation Committee

Upon completion of the Transactions, Crescent Capital BDC intends to establish a Compensation Committee. The members of the Crescent Capital BDC Compensation Committee will be Messrs. Segal, Strandberg and Strong, each of whom is an independent director. The Compensation Committee will be responsible for determining, or recommending to the Crescent Capital BDC Board for determination, the compensation, if any, of Crescent Capital BDC’s chief executive officer and all other executive officers. The Compensation Committee will also assist the Crescent Capital BDC Board with matters related to compensation generally, except with respect to compensation of the directors. It will be the responsibility of the independent directors to review their own compensation and recommend to all of the directors the appropriate level of compensation.

A copy of Crescent Capital BDC’s Compensation Committee’s Charter will be available on Crescent Capital BDC’s website.

Compensation of Executive Officers and Directors

Executive Officers

The executive officers of Crescent Capital BDC and the Interested Directors receive no direct compensation from Crescent Capital BDC. Crescent Capital BDC has agreed to reimburse the Administrator for its allocable portion of the compensation paid to or compensatory distributions received by Crescent Capital BDC’s Chief Financial Officer, Chief Compliance Officer, other executive officers of Crescent Capital BDC, and any of their respective staff who provide services to Crescent Capital BDC, operations staff who provide services to Crescent Capital BDC, and any internal audit staff, to the extent internal audit performs a role in Crescent Capital BDC’s Sarbanes-Oxley (“SOX”) internal control assessment. In addition, to the extent that the Administrator outsources any of its functions, Crescent Capital BDC will pay the fees associated with such functions at cost. Crescent Capital BDC has agreed to reimburse the Administrator for its allocable portion of the compensation of any personnel that they provide for Crescent Capital BDC’s use.

Independent Directors

Each Independent Director receives an annual fee of $75,000. Each Independent Director also receives $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting and $500 for each special meeting. Each Independent Director also receives $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended. In addition, the Chairman of the Audit Committee receives an additional annual fee of $7,500. The Chairman of the Nominating Committee receives an additional annual fee of $2,500.

The following table summarizes the compensation earned by or paid by Crescent Capital BDC to the Directors for services rendered for the year ended December 31, 2018. As noted above, Crescent Capital BDC is not part of a “Fund Complex.”

Name of Director	Aggregate Compensation From Crescent Capital BDC
Independent Directors
Michael S. Segal	$95,500
Steven F. Strandberg	$89,000
George G. Strong, Jr.	$100,500

Interested Directors
John S. Bowman	$—
Christopher G. Wright	$—

Code of Conduct and Code of Ethics

Crescent Capital BDC expects each of its officers and Directors, as well as any person affiliated with its operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with Crescent Capital BDC’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, Crescent Capital BDC has adopted a SOX Code of Conduct, which applies to Crescent Capital BDC’s principal executive officer and principal financial officer. There have been no material changes to the SOX Code of Conduct or material waivers of the SOX Code of Conduct. The SOX Code of Conduct is available on Crescent Capital BDC’s website at www.crescentcap.com/crescent-capital-bdc.

As required by the Investment Company Act, Crescent Capital BDC and Crescent Cap Advisors, LLC have each adopted a Code of Ethics (the “Rule 17j-1 Code of Ethics”) that establishes procedures that apply to Crescent Capital BDC’s Directors, executive officers, officers, their respective staffs and the employees of Crescent Cap Advisors, LLC with respect to their personal investments and investment transactions. The Rule 17j-1 Code of Ethics generally does not permit investments by Crescent Capital BDC’s Directors, officers or any other covered person in securities that may be purchased or held by Crescent Capital BDC. You may read and copy the code of ethics by making a request to receive a copy in writing addressed to Crescent Capital BDC, Inc., 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, California, 90025, Attention: CBDC Investor Relations, or by emailing us at investor.relations@crescentcap.com.

Portfolio Managers

Crescent Capital BDC considers the members of the Investment Committee of Crescent Cap Advisors, LLC to be Crescent Capital BDC’s portfolio managers. The following individuals function as portfolio managers with the most significant responsibility for the day-to-day management of Crescent Capital BDC’s portfolio.

Name	Position	Length of Service with Crescent Cap Advisors, LLC (years)	Principal Occupation(s) During Past Five Years
John S. Bowman	Director and Chairman of the Board, Crescent Capital BDC	Since 2012	Serves on Crescent Cap Advisors’ investment committee; Managing Director and co-head of Crescent Capital Group LP’s U.S. Direct Lending business. Prior to joining Crescent Capital Group LP in 2012, Mr. Bowman was president of HighPoint Capital Management, LLC (a U.S. direct lending business which he co-founded in 2005).

Name	Position	Length of Service with Crescent Cap Advisors, LLC (years)	Principal Occupation(s) During Past Five Years
Jason A. Breaux	Chief Executive Officer, Crescent Capital BDC	Since 2000	Chairman of Crescent Cap Advisors’ investment committee and Managing Director of Crescent Capital Group LP within the special situations strategy.
Jonathan R. Insull	President, Crescent Capital BDC	Since 1997	Serves on Crescent Cap Advisors’ investment committee and also serves as Managing Director of Crescent Capital Group LP within the capital markets strategy.
Christopher G. Wright	Director, Crescent Capital BDC	Since 2001	Serves on Crescent Cap Advisors’ investment committee; Managing Director of Crescent Capital Group LP focusing on mezzanine finance.

Collectively or separately, John Bowman, Jason Breaux, Jonathan Insull and Chris Wright are also primarily responsible for the day-to-day management of certain other accounts and pooled investment vehicles, with over $13.6 billion of capital under management, of which certain accounts and vehicles, with over $10.3 billion of capital under management, are subject to performance or incentive fees.

The following table sets forth the dollar range of Crescent Capital BDC’s equity securities based on the NAV of Crescent Capital BDC’s Common Stock as of September 30, 2019 and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2018 unless otherwise indicated below.

Name	Aggregate Dollar Range of Equity Securities in Crescent Capital BDC(1)
John S. Bowman	None
Jason A. Breaux	None
Jonathan R. Insull	None
Christopher G. Wright	None

(1)	Dollar ranges are as follows: none, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or over $1,000,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF CRESCENT CAPITAL BDC

Crescent Capital BDC has procedures in place for the review, approval and monitoring of transactions involving Crescent Capital BDC and certain persons related to it. For example, the audit committee, in consultation with Crescent Capital BDC’s Chief Executive Officer, Chief Financial Officer and Chief Compliance Officer, is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K). In addition, Crescent Capital BDC has a code of conduct applicable to Crescent Capital BDC’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions that generally prohibits such persons from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of Crescent Capital BDC. Waivers to the code of conduct can generally only be obtained from the audit committee and are publicly disclosed as required by applicable law and regulations.

As a BDC, Crescent Capital BDC is also subject to certain regulatory requirements that restrict Crescent Capital BDC’s ability to engage in certain related-party transactions. Crescent Capital BDC has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals.

Crescent Cap Advisors

Crescent Cap Advisors is a registered investment adviser under the Advisers Act. Pursuant to the Crescent Capital BDC Investment Advisory Agreement, Crescent Capital BDC’s investment activities are managed by Crescent Cap Advisors, which is responsible for (i) originating prospective investments, (ii) conducting research and due diligence investigations on potential investments, (iii) analyzing investment opportunities, (iv) negotiating and structuring Crescent Capital BDC’s investments, and (v) monitoring Crescent Capital BDC’s investments and portfolio companies on an ongoing basis. Crescent Cap Advisors has entered into a Resource Sharing Agreement (the “Resource Sharing Agreement”) with CCG LP, pursuant to which CCG LP provides Crescent Cap Advisors with experienced investment professionals (including the members of Crescent Cap Advisors’ investment committee) and access to the resources of CCG LP so as to enable Crescent Cap Advisors to fulfill its obligations under the Crescent Capital BDC Investment Advisory Agreement. Through the Resource Sharing Agreement, Crescent Cap Advisors intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of CCG LP’s investment professionals.

Crescent Cap Advisors has indirect financial interests in the Transactions that are different from, and/or in addition to, the interests of Crescent Capital BDC stockholders. For example, Crescent Cap Advisors’ base management fee under the Crescent Capital BDC Investment Advisory Agreement (as further described below under the heading “—Crescent Capital BDC Investment Advisory Agreement”) is based on a percentage of Crescent Capital BDC’s gross assets (including assets acquired through the incurrence of debt but excluding cash and cash equivalents). Because total assets under management are expected to increase if the Transactions are completed, the dollar amount of Crescent Cap Advisors’ base management fee is expected to increase as a result of the completion of the Transactions, except for the period approximately six calendar quarters beginning on the date of the Proposed Crescent Capital BDC Investment Advisory Agreement, during which time Crescent Cap Advisors has agreed to waive a portion of the base management fee so that only 0.75% instead of 1.25% will be charged for such eighteen-month period following the First Merger. In addition, the Income Incentive Fee and Capital Gains Incentive Fee (each as defined below) payable by Crescent Capital BDC to Crescent Cap Advisors may increase as a result of the Transactions. See “Unaudited Pro Forma Condensed Consolidated Financial Statements.”

Transaction Support Agreement

As further described in the section of this joint proxy statement/prospectus captioned “Description of the Transactions—Transaction Support Agreement,” on August 12, 2019, Crescent Capital BDC entered into the

Transaction Support Agreement with Crescent Cap Advisors in connection with the Mergers. Under the terms of the Transaction Support Agreement, Crescent Cap Advisors has agreed to (a) provide $21.6 million of cash consideration, or $1.6761 per share of Alcentra Capital Common Stock, payable to Alcentra Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing, (b) amend the Crescent Capital BDC Investment Advisory Agreement to implement the following changes: (i) reduce the base management fee from 1.50% to 1.25%, (ii) waive a portion of the base management fee for the eighteen-month period following the First Merger so that only 0.75% will be charged for such time period, (iii) waive the income-based portion of the incentive fee for the eighteen-month period following the First Merger and (iv) increase the hurdle rate under the income-based portion of the incentive fee from 1.50% to 1.75% per quarter, and (c) reimburse Crescent Capital BDC for up to $1,419,000 of expenses that Crescent Capital BDC incurs in connection with completing the Mergers. In addition, Crescent Capital BDC and Crescent Cap Advisors have allocated responsibility for certain monetary damages, if any, that become payable in connection with the Merger Agreement. The foregoing is a summary of the material terms of the Transaction Support Agreement.

Crescent Capital BDC Investment Advisory Agreement

On June 2, 2015, Crescent Capital BDC entered into the Crescent Capital BDC Investment Advisory Agreement with Crescent Cap Advisors. Under the terms of the Crescent Capital BDC Investment Advisory Agreement, Crescent Cap Advisors provides investment advisory services to Crescent Capital BDC and its portfolio investments. Crescent Cap Advisors’ services under the Crescent Capital BDC Investment Advisory Agreement are not exclusive, and Crescent Cap Advisors is free to furnish similar or other services to others so long as its services to Crescent Capital BDC are not impaired. Under the terms of the Crescent Capital BDC Investment Advisory Agreement, Crescent Capital BDC will pay Crescent Cap Advisors the “Base Management Fee” and may also pay an “Incentive Fee,” as discussed in “Crescent Capital BDC Proposal #3: The Approval of the Proposed Crescent Capital BDC Investment Advisory Agreement.”

The CCAP Administration Agreement

On June 2, 2015, Crescent Capital BDC also entered into the CCAP Administration Agreement with CCAP Administration. Under the terms of the CCAP Administration Agreement, CCAP Administration provides administrative services to Crescent Capital BDC. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to CCAP Administration under the terms of the CCAP Administration Agreement. In addition, CCAP Administration is permitted to delegate its duties under the CCAP Administration Agreement to affiliates or third parties. To the extent CCAP Administration outsources any of its functions, Crescent Capital BDC will pay the fees associated with such functions on a direct basis, without incremental profit to CCAP Administration. The CCAP Administration Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party.

For the nine months ended September 30, 2019 and 2018 and the years ended December 31, 2018 and 2017, Crescent Capital BDC incurred expenses of $537,534, $491,240, $777,761 and $667,788, respectively, under the terms of the CCAP Administration Agreement, of which $269,162, $222,080, $204,602 and $174,043 were payable at September 30, 2019 and 2018 and December 31, 2018 and 2017, respectively.

No person who is an officer, director or employee of CCAP Administration or its affiliates and who serves as a director of Crescent Capital BDC receives any compensation from Crescent Capital BDC for his or her services as a director. However, Crescent Capital BDC reimburses CCAP Administration (or its affiliates) for an allocable portion of the compensation paid by CCAP Administration or its affiliates to Crescent Capital BDC’s Chief Compliance Officer, Chief Financial Officer, and other professionals who spend time on such related activities (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of Crescent Capital BDC). The allocable portion of the compensation for these officers and other professionals are included in the administration expenses paid to CCAP Administration. Directors who are not affiliated with CCAP Administration or its affiliates receive compensation for their services and reimbursement of expenses incurred to attend meetings.

On June 5, 2015, Crescent Capital BDC entered into sub-administration, accounting, transfer agent, and custodian agreements with State Street Bank and Trust Company (“SSB”) to perform certain administrative, custodian, transfer agent and other services on behalf of Crescent Capital BDC. The sub-administration agreements with SSB had an initial term of three years ending June 5, 2018 and automatically renew for 1-year terms unless a written notice of non-renewal is delivered by Crescent Capital BDC or SSB. Crescent Capital BDC does not reimburse CCAP Administration for any services for which it pays a separate sub-administrator and custodian fee to SSB. For the nine months ended September 30, 2019 and 2018 and the years ended December 31 2018 and 2017, Crescent Capital BDC incurred expenses of $709,978, $573,160, $777,761 and $667,788, respectively, under the terms of the sub-administration agreements, of which $490,575, $205,535, $204,602 and $174,043 were payable at September 30, 2019 and 2018 and December 31, 2018 and 2017, respectively.

The Crescent Capital BDC Investment Advisory Agreement and the CCAP Administration Agreement were renewed by Crescent’s Board in May 2018 for a period of one year. Unless earlier terminated as described below, both the Crescent Capital BDC Investment Advisory Agreement and the CCAP Administration Agreement will remain in effect from year to year if approved annually by (i) the vote of Crescent’s Board, or by the vote of a majority of Crescent Capital BDC’s outstanding voting securities, and (ii) the vote of a majority of the independent directors. The Crescent Capital BDC Investment Advisory Agreement and the CCAP Administration Agreement will automatically terminate in the event of assignment. Both the Crescent Capital BDC Investment Advisory Agreement and the CCAP Administration Agreement may be terminated by either party, without penalty, upon not less than 60 days’ written notice to the other.

U.S. federal and state securities laws may impose liability under certain circumstances on persons who act in good faith. Nothing in the Crescent Capital BDC Investment Advisory Agreement will constitute a waiver or limitation of any rights that Crescent Capital BDC may have under any applicable federal or state securities laws.

Crescent Capital BDC agreed to repay Crescent Cap Advisors for Crescent Capital BDC’s initial organization costs and equity offering costs incurred prior to the commencement of its operations up to a maximum of $1.5 million on a pro rata basis over the first $350 million of invested capital not to exceed 4 years from the initial capital commitment on June 26, 2015. As of July 2019, Crescent Capital BDC has repaid such initial organization costs and equity offering costs.

License Agreement

Crescent Capital BDC has also entered into a license agreement with CCG LP under which CCG LP has agreed to grant Crescent Capital BDC a non-exclusive, royalty-free license to use the name “Crescent Capital.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF CRESCENT CAPITAL BDC

To Crescent Capital BDC’s knowledge, as of December 6, 2019, there were no persons that owned 25% or more of Crescent Capital BDC’s outstanding voting securities and no person would be deemed to control Crescent Capital BDC, as such term is defined in the Investment Company Act.

The following table sets forth, as of December 6, 2019, the number of shares of Crescent Capital BDC Common Stock beneficially owned by each of its current directors and named executive officers, all directors and executive officers as a group and beneficial owners who directly or indirectly own, control or hold, with the power to vote, five percent or more of the outstanding Crescent Capital BDC Common Stock. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of Crescent Capital BDC Common Stock is based upon Schedule 13D, Schedule 13G, Form 4, Form 13F or other filings by such persons with the SEC and other information obtained from such persons.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

Name and address(1)	Type of ownership	Shares owned	Percentage of Crescent Capital BDC’s outstanding shares as of December 6, 2019		Estimated Pro Forma Percentage(8)
Independent Directors
Michael S. Segal	Common	2,784.7	*	%	* %
Steven F. Strandberg	Common	193,862.4	*	%	* %
George G. Strong, Jr.	Common	19,493.0	*	%	* %
Interested Directors
John S. Bowman	—	—	*	%	—%
Christopher G. Wright	—	—	*	%	—%

Executive Officers
Jason Breaux	Common	1,185.5	*	%	—%
Jonathan R. Insull	Common	1,185.5	*	%	—%
Gerhard Lombard	—	—	*	%	—%
Joseph A. Hanlon	—	—	*	%	—%
George P. Hawley	—	—	*	%	—%
Raymond Barrios	—	—	*	%	—%
All Directors and Officers as a Group	Common	218,511.1	1.0%		—%

Five Percent Stockholders
Allied World Assurance Company, Ltd.(3)	Common	3,489,837.5	16.7%		13.4%
Fidelity & Guaranty Life Insurance Company(4)	Common	3,489,837.5	16.7%		13.4%
RLI Insurance Company(5)	Common	1,147,232.9	5.5%		4.4%
UFCW Northern California Employers Joint Pension Plan(6)	Common	3,885,807.4	18.6%		14.9%
Texas County & District Retirement Systems(7)	Common	4,593,207.5	22.0%		17.6%

*	Represents less than 1.0%.
(1)	The address for each Director or officer is c/o Crescent Capital BDC, Inc., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.

(2)

For the purpose of this table, the percent of issued and outstanding shares of Crescent Capital BDC Common Stock held by each beneficial owner has been calculated on the basis of 20,862,313.7 shares of Crescent Capital BDC Common Stock issued and outstanding on December 6, 2019.

(3)	Allied World Assurance Company, Ltd.’s address is Park Tower, 15th Floor, Gubelstrasse 24, 6300 Zug, Switzerland.
(4)	Fidelity & Guaranty Life Insurance Company’s address is 4th Floor, Boundary Hall, Cricket Square, P.O. Box 1093, Grand Cayman, KY1-1102, Cayman Islands.
(5)	RLI Insurance Company’s address is 9025 N. Linbergh Drive, Peoria, IL 61615.
(6)	UFCW Northern California Employers Joint Pension Plan’s address is 1000 Burnett Ave, Suite 200, Concord, CA 94520.
(7)	Texas County & District Retirement Systems’s address is 901 Mopac South, Barton Oaks Plaza IV, Ste. 500, Austin, TX 78746.
(8)

Estimated Pro Forma Percentage assumes the conversion of 12,875,566 shares of Alcentra Capital Common Stock, which was the number of shares of Alcentra Capital Common Stock outstanding as of December 6, 2019, into 5,203,016 shares of Crescent Capital Maryland BDC Common Stock and 26,065,330 shares of Crescent Capital Maryland BDC Common Stock outstanding on a pro forma basis.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISKS OF ALCENTRA CAPITAL

Alcentra Capital is subject to financial market risks, including changes in interest rates. For the nine months ended September 30, 2019, 24 of Alcentra Capital’s loans, or 93.0% of the fair value of its debt portfolio, bore interest at floating rates. A majority of these floating rate loans have interest rate floors, which have all been exceeded in the current interest rate environment. Assuming that Alcentra Capital’s Statement of Assets and Liabilities as of September 30, 2019 were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical one or two percent decrease in LIBOR would have less than a 2% effect on Alcentra Capital’s portfolio. Although Alcentra Capital believes that this measure is indicative of its sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate. Alcentra Capital may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the Investment Company Act. While hedging activities may insulate Alcentra Capital against adverse changes in interest rates, they may also limit Alcentra Capital’s ability to participate in the benefits of lower interest rates with respect to its portfolio of investments. Alcentra Capital has not engaged in any hedging activities to date.

BUSINESS OF ALCENTRA CAPITAL

General

Alcentra Capital was formed as a Maryland corporation in June 2013 and is a specialty finance company that operates as an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act. For federal income tax purposes, Alcentra Capital has elected to be treated as a RIC under Subchapter M of the Code. As a BDC and a RIC, Alcentra Capital is required to comply with certain investment diversification and other regulatory requirements.

Alcentra Capital is an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012, as amended, or the “JOBS Act.” Alcentra Capital expects to remain an emerging growth company until the last day of its fiscal year following the fifth anniversary of the date of its initial public offering, or December 31, 2019. For so long as Alcentra Capital remains an emerging growth company under the JOBS Act, it will be subject to reduced public company reporting requirements.

Alcentra Capital provides customized debt and equity financing solutions primarily to middle-market companies, which Alcentra Capital defines as companies having annual EBITDA of between $15 million and $75 million, although Alcentra Capital may make investments in larger or smaller companies and other types of investments.

Alcentra NY has a history of investing in companies that seek capital to use for leveraged buyouts, acquisitions, recapitalizations and growth initiatives. Alcentra Capital’s targeted industry sectors are: healthcare and pharmaceutical services; defense, aerospace, and government services; business and outsourced services as these sectors have generally exhibited faster growth relative to the overall economy. Alcentra Capital may also make investments in portfolio companies that do not possess these characteristics or are outside of these industry sectors where it believes there are opportunities to prudently deploy capital.

Alcentra Capital’s investment activities are managed by Alcentra NY pursuant to the terms of the Alcentra Capital Investment Advisory Agreement. Alcentra Capital generally sources investments through the extensive network of relationships that Alcentra NY’s principals have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

Portfolio Composition

Alcentra Capital originates and invests primarily in middle-market companies (typically those with $15 million up to $75 million of EBITDA) through first lien, second lien, unitranche and, to a lesser extent given the current credit environment, subordinated debt.

As of September 30, 2019, Alcentra Capital had $218.4 million (at fair value) invested in 28 portfolio companies and 1 CLO. Alcentra Capital’s portfolio included approximately 61.3% of first lien debt, 30.0% of second lien debt, 0.6% of subordinated debt, 0.8% in CLO debt, and 7.3% of equity investments. At September 30, 2019, Alcentra Capital’s average portfolio company investment at amortized cost and fair value was approximately $7.4 million and $7.2 million, respectively, and its largest portfolio company investment by amortized cost and fair value was approximately $20.3 million and $19.8 million, respectively. At September 30, 2019, 93.0% of Alcentra Capital’s debt investments bore interest based on floating rates (with a majority subject to interest rate floors), such as LIBOR, and 7.0% bore interest at fixed rates. The weighted average coupon on all of Alcentra Capital’s debt investments as of September 30, 2019 was approximately 9.8%. The weighted average yield on Alcentra Capital’s debt investments as of September 30, 2019 was approximately 10.6%.

The weighted average yield of Alcentra Capital’s debt investments is not the same as a return on investment for its stockholders but, rather, relates to a portion of Alcentra Capital’s investment portfolio. The weighted average yield was computed using the effective interest rates for all of Alcentra Capital’s debt investments and is computed including cash and payment in kind, or PIK interest, as well as accretion of original issue discount. As a result, the weighted average yield figure set forth above does not represent the cash interest payments Alcentra

Capital received on its debt investments during the relevant periods. PIK dividends on preferred equity functions in much the same way as PIK interest on debt investments in that it is paid in the form of additional preferred securities and not cash. There can be no assurance that Alcentra Capital’s weighted average yield and weighted average coupon will remain at their current levels.

The companies in which Alcentra Capital invests are typically highly leveraged, and, in most cases, Alcentra Capital’s investments in such companies are not rated by any rating agency. If such investments were rated, Alcentra Capital believes that they would likely receive a below-investment grade rating from a nationally recognized statistical rating organization, which is often referred to as “high-yield” and “junk.” Exposure to below-investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, a substantial portion of Alcentra Capital’s investment portfolio consists of debt investments for which issuers are not required to make principal payments until the maturity of the loans, which may result in a substantial loss to Alcentra Capital if such issuers are unable to refinance or repay their debt at maturity. For the three and nine months ended September 30, 2019, approximately 3.3% and 5.0%, respectively, of the income Alcentra Capital received from its portfolio companies was in the form of non-cash and other income, such as PIK interest. Since PIK interest involves Alcentra Capital recognizing income without receiving cash representing such income, Alcentra Capital may have difficulty meeting the annual distribution requirement applicable to RICs. Alcentra Capital’s failure to meet the annual distribution requirements could reduce the amounts available for distributions. In addition, the PIK feature of Alcentra Capital’s subordinated debt and preferred equity investments increases Alcentra Capital’s credit risk exposure over the life of the investments given that it increases the amounts that Alcentra Capital’s portfolio companies will ultimately be required to pay Alcentra Capital.

Alcentra NY

Alcentra Capital’s investment activities are managed by Alcentra NY. Alcentra NY is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring Alcentra Capital’s investments and monitoring its portfolio companies on an ongoing basis through a team of investment professionals.

Alcentra Group and BNY Mellon

Alcentra NY, together with Alcentra Limited referred to as the “Alcentra Group,” is an indirect subsidiary of The Bank of New York Mellon Corporation, or BNY Mellon, and is one of the world’s leading sub-investment grade credit asset managers focusing on the U.S. and European markets. Alcentra Group is the specialist below-investment grade debt manager within BNY Mellon’s group of asset management boutiques and has an investment track record that spans across approximately 75 separate investment vehicles and accounts totaling approximately $40 billion as of September 30, 2019 (including accounts managed by Alcentra NY, Alcentra Limited, and assets managed by Alcentra Group personnel for affiliates under dual officer arrangements).

BNY Mellon is one of the largest bank holding companies in the U.S. with a market capitalization of approximately $42.6 billion as of September 30, 2019, and is also one of the largest securities servicing organizations with $35.8 trillion of assets under custody and/or administration as of September 30, 2019 and boasts a global platform across 35 countries. BNY Mellon is a substantial player in asset management with approximately $1.9 trillion of assets under management as of September 30, 2019.

Alcentra Capital’s Administrator

Alcentra Capital has entered into a Master Administration and Accounting Agreement (the “Alcentra Capital Administration Agreement”), dated as of May 2014, with State Street, pursuant to which State Street provides Alcentra Capital with financial reporting, post-trade compliance, and treasury services. Pursuant to the Alcentra Capital Administration Agreement, Alcentra Capital pays a fixed annual fee, paid in monthly installments in arrears, along with additional fees and expenses as incurred each month.

Business Strategy

Alcentra Capital’s investment objective is to generate both current income and to a lesser extent capital appreciation primarily by making direct investments in middle-market companies in the form of first lien, second lien and unitranche debt investments. The companies in which Alcentra Capital invests are typically highly leveraged, and, in most cases, Alcentra Capital’s investments in such companies will not be rated by any rating agency. If such investments were rated, Alcentra Capital believes that they would likely receive a rating below-investment grade, which is often referred to as “high-yield” and “junk.” While Alcentra Capital’s primary investment focus is to make loans to privately held middle-market companies, Alcentra Capital may also make investments in larger or smaller companies.

Competitive Advantages

Experienced Management Team. Members of the Alcentra Investment Committee and other investment professionals of Alcentra NY collectively have substantial experience investing and lending across changing market cycles. These professionals have diverse backgrounds with prior experience in investment and management positions at investment banks, commercial banks, pension funds and asset managers.

Strong Transaction Sourcing Network. Alcentra NY sources investments from a network of relationships with private equity firms, middle-market senior lenders, junior-capital partners, financial intermediaries, law firms, accountants and management teams of privately owned businesses.

Flexible Financing Solutions. Alcentra Capital offers a variety of financing structures and have the flexibility to structure Alcentra Capital’s investments to meet the custom needs of its portfolio companies, including among investment types and investment terms. Alcentra Capital believes its ability to offer a variety of financing arrangements makes it an attractive partner to middle-market companies.

Underwriting Policies and Active Portfolio Management. Alcentra NY has implemented rigorous underwriting policies that are followed in each transaction. These policies include a detailed review and credit analysis of portfolio companies’ historical and projected financial performance as well as an assessment of the portfolio company’s business model and forecasts, which are designed to assess investment prospects via a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness. Alcentra Capital structures its debt investments with protective covenants, designed to proactively address changes in a portfolio company’s financial performance. After investing in a portfolio company, Alcentra Capital monitors the investment closely, receiving financial statements on a quarterly basis as well as annual audited financial statements. Alcentra Capital analyzes and discuss in detail the portfolio company’s financial performance with management and may attend board meetings as appropriate and when available.

Minimize Portfolio Concentration. Alcentra Capital seeks to diversify its portfolio across various industries and other risk areas to reduce the effects of economic downturns or regulatory changes that may affect its portfolio. Alcentra Capital will continually seek to further diversify its portfolio through a variety of actions.

Access to the Alcentra Group Platform. Alcentra Capital seeks to utilize the resources of the Alcentra Group platform across all aspects of its operations, benefiting from the Alcentra Group’s investment professionals, who in addition to their credit expertise, possess deep industry expertise.

Investment Guidelines for Evaluating Investment Opportunities

Alcentra Capital believes that investing in debt investments provides several potential benefits, including:

•	current income;

•	priority in the portfolio company’s capital structure over equity holders;

•	significant equity sponsorship by well-regarded private equity sponsors;

•	creditor protections; and

•	multiple exit strategies.

Alcentra Capital uses the following guidelines in evaluating investment opportunities. However, not all of these guidelines have been, or will be, met in connection with each of Alcentra Capital’s investments.

Current Income. Debt investments contractually provide either a fixed or variable coupon payable on a monthly or quarterly basis. Alcentra Capital seeks to invest in debt securities that generate interest rate coupons of between 7–10% and seek to minimize PIK interest.

Priority in Capital Structure. In liquidation, senior secured debt holders typically are repaid first, with the remaining capital distributed to unsecured creditors, including subordinated lenders, and then to the equity holders if any residual value exists. The structural priority of debt investing is a key component of Alcentra Capital’s investment strategy to preserve capital.

Covenant and Portfolio Monitoring. Alcentra Capital seeks debt investments with financial covenants, which are used to proactively address changes in a company’s financial performance. Alcentra Capital also will selectively invest in covenant-lite debt investments where Alcentra Capital believes the loan-to-value and pricing are appropriate relative to the risk and will assist in portfolio diversification.

Multiple Exit Analysis. When Alcentra Capital executes each investment, an analysis of exit strategies determined by a variety of factors, including the portfolio company’s projected financial position to refinance Alcentra Capital’s debt, anticipated growth dynamics and the existing mergers and acquisitions environment is conducted. Alcentra Capital’s debt is structured with a finite life, whereby the portfolio company is contractually required to repay the loan. Accelerated repayment typically occurs in the event of a refinancing, recapitalization or sale/merger of the company.

Private Funds. Alcentra Capital will invest no more than 15% of its net assets in entities which would be required to be registered as an investment company under the Investment Company Act but for the exemptions in Section 3(c)(1) or 3(c)(7) thereunder (“Private Investment Companies”). Private Investment Companies include hedge funds and private equity funds. In addition, Alcentra Capital will limit its investment in privately offered pooled investment vehicles (“Private Funds”) which include private real estate investment trusts, private oil and gas funds, private commodity pools, private real estate funds as well as Private Investment Companies, to no more than 35% of its net assets, subject to the overall limit of investing no more than 15% of its net assets in Private Investment Companies. If Alcentra Capital changes this policy and determines to invest more than 15% of its net assets in Private Investment Companies or more than 35% of its net assets in Private Funds, Alcentra Capital has agreed with the SEC staff to only do so after it has filed, and the SEC has declared effective, a new registration statement or a post-effective amendment to Alcentra Capital’s registration statement.

Transaction Sourcing and Investment Process

Transaction Sourcing. Alcentra Capital sources portfolio investments from a variety of different investment sources, including private equity sponsors, fundless sponsors, family offices, management teams, financial institutions, investment bankers, accounting firms and law firms.

Investment Process. Alcentra NY maintains an investment process, which initiates with the sourcing of a potential transaction. Upon receiving information on a potential transaction, the information is circulated among the investment professionals of Alcentra NY and discussed during weekly investment meetings. Upon determination that a potential target has investment merit, Alcentra NY will schedule a meeting with the management team, investment bank, or private equity sponsor.

Typically, after completing a preliminary analysis of the target’s information, Alcentra NY will decide whether to “Phase I” the deal for the Alcentra Investment Committee. A Phase I consists of a situation overview, a company overview, key investment considerations, investment risks, information on the management team, financial data, a financial model and investment return information. If the Phase I memorandum is approved by the Alcentra Investment Committee, Alcentra NY will proceed with extensive due diligence and prepare a “Phase II” memorandum that is the basis for receiving a formal approval from the Alcentra Investment Committee (majority approval from Investment Committee required). At least two investment professionals of Alcentra NY will conduct the due diligence on the target company. Updates are provided to the Alcentra Investment Committee as to any material changes in the transaction, investment thesis, or any other relevant deal point, ensuring decisions are made utilizing the most current information.

Deal Analysis. For each investment opportunity that includes a Phase II memorandum, Alcentra NY conducts in-house analytics, including an analysis of market and operational dynamics as well as historical and projected financial information. Specific attention is given to management and sponsor experience and track record, industry dynamics, revenue growth drivers and valuations and general macroeconomic conditions. Alcentra NY, sometimes in conjunction with the control equity investor, often will engage a consultant to interview a range of key customers, suppliers, competitors and other parties deemed relevant to the ongoing performance of the target company. The consultant will typically prepare a report that generally includes a quality of earnings report, a market study and information technology and environmental assessments.

Ongoing Relationship with and Monitoring of Portfolio Companies. Alcentra NY employs portfolio monitoring of portfolio companies following an investment. The monitoring process is driven by interaction and discussion with target company management, attending lender meetings and, as appropriate, board of director meetings, and may include meetings with industry experts and third-party sources for market information and working with third-party consultants. Additionally, Alcentra NY receives and analyzes monthly and/or quarterly financial data and operating metrics which are part of the quarterly portfolio valuation and covenant compliance process.

Managerial Assistance. As a BDC, Alcentra Capital offers managerial assistance to it portfolio companies. This assistance could involve monitoring the operations of Alcentra Capital’s portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Alcentra NY or an affiliate of Alcentra NY will provide such managerial assistance on Alcentra Capital’s behalf to portfolio companies that request this assistance. Alcentra Capital may receive fees for these services and will reimburse Alcentra NY or an affiliate of Alcentra NY for its allocated costs in providing such assistance, subject to the review by the Alcentra Capital Board, including Alcentra Capital’s independent directors.

Determination of NAV

The NAV per share of Alcentra Capital’s outstanding shares of common stock is determined quarterly by dividing the value of Alcentra Capital’s total assets minus total liabilities by the total number of shares outstanding.

In calculating the value of Alcentra Capital’s total assets, investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Alcentra Capital Board based on the input of Alcentra Capital’s management and the valuation committee of the Alcentra Capital Board.

The valuation process is conducted at the end of each fiscal quarter. The Alcentra Capital Board has authorized the engagement of independent valuation firms to provide Alcentra Capital with valuation assistance on a portion of its portfolio on a quarterly basis and its entire portfolio on at least an annual basis. When an external event with respect to one of Alcentra Capital’s portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, Alcentra Capital uses the pricing indicated by the external event to corroborate the valuation. As part of the quarterly valuation process, Alcentra Capital records an expense accrual relating to the capital gains component of the incentive fee payable to Alcentra NY when the unrealized gains on Alcentra Capital’s investments exceed all realized capital losses on its investments given the fact that a capital gains incentive fee would be owed to Alcentra NY if Alcentra Capital were to liquidate its investment portfolio at such time. The actual incentive fee payable to Alcentra NY related to capital gains is determined and payable in arrears at the end of each fiscal year and will include only realized capital gains for the period computed net of all realized capital losses and unrealized capital depreciation for such period.

A readily available market value is not expected to exist for substantially all of the investments in Alcentra Capital’s portfolio, and Alcentra Capital will value these portfolio investments at fair value as determined in good faith by the Alcentra Capital Board under its valuation policy and a consistently applied valuation process, and in consultation with Alcentra NY, the valuation committee of the Alcentra Capital Board and, in some cases, an independent valuation firm. The types of factors that the Alcentra Capital Board may take into account in determining the fair value of investments generally include, as appropriate, comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned.

With respect to investments for which market quotations are not readily available, the Alcentra Capital Board undertakes a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of Alcentra NY responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the Alcentra Investment Committee;

•

independent valuation firms engaged by the valuation committee of the Alcentra Capital Board prepare preliminary valuations on a select portion of Alcentra Capital’s investment portfolio on a quarterly basis (and each portfolio position on at least an annual basis) and submit the reports to the Alcentra Capital Board and its valuation committee;

•	the valuation committee of the Alcentra Capital Board then reviews these preliminary valuations and makes a recommendation to the Alcentra Capital Board with respect thereto; and

•

the Alcentra Capital Board then discusses the valuations and approves the fair value of each such investment in good faith, based on the input of Alcentra NY, the independent valuation firms and the valuation committee of the Alcentra Capital Board.

Policies and Procedures for Managing Conflicts; Co-investment Opportunities

The Investment Company Act prohibits Alcentra Capital from making certain negotiated co-investments with affiliates unless it receives an order from the SEC permitting Alcentra Capital to do so. On December 30, 2015, the SEC granted Alcentra Capital relief sought in an exemptive application that expanded its ability to co-invest in portfolio companies with certain other funds managed by Alcentra NY or certain of its affiliates, subject to compliance with certain conditions. Under the terms of the order, a “required majority” (as defined in

Section 57(o) of the Investment Company Act) of Alcentra Capital’s independent directors must make certain conclusions in connection with a co-investment transaction, including, but not limited to, (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to Alcentra Capital and its stockholders and do not involve overreaching with respect to Alcentra Capital or its stockholders on the part of any person concerned and (2) the potential co-investment transaction is consistent with the interests of Alcentra Capital’s stockholders and is consistent with Alcentra Capital’s then-current objectives and strategies. On March 27, 2018, the SEC granted Alcentra Capital relief sought in a new exemptive application that further expanded its ability to co-invest in portfolio companies with certain other funds managed by Alcentra NY or certain of its affiliates, subject to compliance with certain conditions. The March 2018 exemptive relief is substantially similar to the exemptive relief from the SEC Alcentra Capital received in December 2015, except that it also permits Alcentra Capital to co-invest in negotiated transactions with certain funds to which Alcentra NY serves as sub-adviser. Alcentra Capital intends to co-invest with certain of its affiliates, subject to the conditions included in the March 2018 SEC order for exemptive relief. If Alcentra Capital and an affiliate are unable to rely on the exemptive order to complete a transaction together, then Alcentra NY will determine which entity will proceed with the investment.

Fees from Services to Portfolio Companies

BNY Mellon or an affiliate thereof may receive significant advisory, underwriting, or other fees from portfolio companies. Services for advisory fees may range from general corporate financial advice to restructuring advice to merger and acquisition representation. For example, BNY Mellon or one of its affiliates may be compensated as an advisor to a person who sold an investment to Alcentra Capital, BNY Mellon or one of its affiliates may earn fees for obtaining equity or debt financing for an investor attempting to consummate an acquisition in which Alcentra Capital is a co-investor, or BNY Mellon or one of its affiliates may earn fees acting as a lender, advisor or underwriter to one of Alcentra Capital’s portfolio companies. None of the fees paid to BNY Mellon or its affiliates will be shared with Alcentra Capital.

Regulated Investor

As a result of restrictions imposed on bank holding companies and entities managed by bank holding companies (including Alcentra Capital), Alcentra NY may be required or may decide to structure an investment in a manner that would be less favorable to Alcentra Capital than structures available to a non-regulated entity. Consequently, Alcentra NY may choose a structure which may be less favorable to Alcentra Capital than other structures. In addition, Alcentra Capital may be restricted from making an investment or limited in the amount or may be required to divest an investment as a result of such restriction.

BNY Mellon has put in place policies and procedures to seek to manage and mitigate the potential conflicts of interests described above.

Competition

Alcentra Capital’s primary competitors in providing financing to middle-market companies include public and private funds, other BDCs, commercial and investment banks, commercial financing companies and, to the extent that they provide an alternative form of financing, private equity and hedge funds. Many of Alcentra Capital’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than Alcentra Capital does. For example, Alcentra Capital believes some competitors may have access to funding sources that are not available to Alcentra Capital. In addition, some of Alcentra Capital’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than Alcentra Capital. Furthermore, many of Alcentra Capital’s competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on Alcentra Capital as a BDC or to the distribution and other requirements Alcentra Capital must satisfy to maintain its qualification as a RIC.

Employees

Alcentra Capital does not have any direct employees. Its day-to-day investment operations are managed by Alcentra NY, and each of Alcentra Capital’s executive officers is an employee of Alcentra NY. To the extent necessary, the Alcentra Capital Board may hire additional personnel going forward. Alcentra Capital’s officers are employees of Alcentra NY, and Alcentra Capital’s allocable portion of the compensation of its Chief Financial Officer and Chief Compliance Officer and their respective staffs are permitted to be reimbursed by Alcentra Capital pursuant to the Alcentra Capital Investment Advisory Agreement.

Regulation

Alcentra Capital has elected to be regulated as a BDC under the Investment Company Act. The Investment Company Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the Investment Company Act. In addition, the Investment Company Act provides that Alcentra Capital may not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC unless approved by a majority of Alcentra Capital’s outstanding voting securities.

Alcentra Capital may not acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these current limits, Alcentra Capital generally cannot acquire more than 3% of the voting stock of any registered investment company or BDC, invest more than 5% of the value of its total assets in the securities of one registered investment company or BDC or invest more than 10% of the value of its total assets in the securities of registered investment companies or BDCs. With regard to that portion of Alcentra Capital’s portfolio invested in securities issued by investment companies, it should be noted that such investments might subject Alcentra Capital’s stockholders to additional expenses.

Qualifying Assets

Under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the Investment Company Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to Alcentra Capital’s business are the following:

(1)

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•	is not an investment company or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

•	satisfies either of the following:

•	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

•

is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

(2)

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and Alcentra Capital already owns 60% of the outstanding equity of the eligible portfolio company.

(3)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(4)	Securities of any eligible portfolio company which Alcentra Capital controls.

(5)

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

The regulations defining qualifying assets may change over time. Alcentra Capital may adjust its investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above in Qualifying Assets categories (1), (4) or (5) above. BDCs generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means any arrangement whereby the BDC, through its directors, officers, employees or agents, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Alcentra NY will provide such managerial assistance on Alcentra Capital’s behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, Alcentra Capital’s investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment (collectively, “temporary investments”), so that 70% of Alcentra Capital’s assets are qualifying assets and/or temporary investments. Typically, Alcentra Capital will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as Alcentra Capital, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of Alcentra Capital’s assets that may be invested in such repurchase agreements. However, if more than 25% of Alcentra Capital’s total assets constitute repurchase agreements from a single counterparty, Alcentra Capital would not meet the diversification requirements in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, Alcentra Capital does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Alcentra NY will monitor the creditworthiness of the counterparties with which Alcentra Capital enters into repurchase agreement transactions.

Senior Securities

As a BDC, Alcentra Capital is generally required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of Alcentra Capital’s borrowings and any outstanding preferred stock, of at least 200%. The SBCAA, which was signed into law in March 2018, among other things, amended Section 61(a) of the Investment Company Act to add a new Section 61(a)(2) that reduces the asset coverage requirement applicable to BDCs from 200% to 150% so long as the BDC meets certain disclosure requirements and obtains certain approvals. On May 4, 2018, the Alcentra Capital Board, including a “required majority” (as such term is defined in Section 57(o) of the Investment Company Act) of the Alcentra Capital Board, approved the applicability of the modified asset coverage requirements set forth in Section 61(a)(2) of the Investment Company Act, as amended by the SBCAA. As a result, effective on May 4, 2019, Alcentra Capital’s asset coverage requirement applicable to senior securities, under the Investment Company Act, was reduced from 200% to 150%, and the risks associated with an investment in Alcentra Capital may increase. Thus, effective as of May 4, 2019, Alcentra Capital is permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to its common stock if its asset coverage, as defined in the Investment Company Act, is at least equal to 150% immediately after each such issuance. However, Alcentra Capital remains subject to a 200% minimum asset coverage ratio covenant under the Alcentra Capital Credit Facility and thus will not be able to take advantage of the reduced asset coverage requirement under the Investment Company Act unless and until it negotiates revised terms and conditions with the lenders under the Alcentra Capital Credit Facility or refinances the Alcentra Capital Credit Facility.

The amount of leverage that Alcentra Capital employs will depend on its assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, Alcentra Capital’s ability to raise funds through the issuance of shares of common stock and the risks of such borrowings within the context of Alcentra Capital’s investment outlook. As of September 30, 2019, Alcentra Capital’s asset coverage ratio was 269%.

In addition, while any senior securities remain outstanding, Alcentra Capital must make provisions to prohibit any distribution to its stockholders or the repurchase of such securities or shares unless Alcentra Capital meets the applicable asset coverage ratios at the time of the distribution or repurchase. Alcentra Capital may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage. Alcentra Capital consolidates its financial results with all of its wholly owned subsidiaries for financial reporting purposes and measures its compliance with the leverage test applicable to BDCs under the Investment Company Act on a consolidated basis.

Properties

Alcentra Capital does not own any real estate or other physical properties materially important to its operations. Alcentra Capital’s principal executive offices are located at 200 Park Avenue, 7th Floor, New York, NY 10166.

Legal Proceedings

Neither Alcentra Capital, its subsidiaries, nor Alcentra NY is currently subject to any material legal proceedings, nor, to Alcentra Capital and Alcentra NY’s knowledge, is any material legal proceeding threatened against them. From time to time, Alcentra Capital, its subsidiaries, and/or Alcentra NY may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of their rights under contracts with portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, Alcentra Capital does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ALCENTRA CAPITAL

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the audited consolidated financial statements and related notes thereto and other financial information appearing elsewhere in this joint proxy statement/prospectus. Many of the amounts and percentages presented in this section have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

Alcentra Capital cannot assure you that the Mergers will be consummated as scheduled, or at all. See “Risk Factors — Risks Relating to the Transactions” for a description of the risks associated with a failure to consummate the Mergers and a description of the risks that the combined company may face if the Mergers are consummated.

Overview

Alcentra Capital was formed as a Maryland corporation in 2013 as an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the Investment Company Act. Alcentra Capital is managed by Alcentra NY, a registered investment adviser under the Advisers Act. State Street provides Alcentra Capital with financial reporting, post-trade compliance, and treasury services. In addition, for U.S. federal income tax purposes, Alcentra Capital has elected to be treated as a RIC under Subchapter M of the Code. Alcentra NY is a majority-owned, indirect subsidiary of BNY Mellon.

Alcentra Capital’s investment objective is to generate both current income and, to a lesser extent, capital appreciation primarily by making direct investments in middle-market companies, which Alcentra Capital defines as companies having annual EBITDA of between $15 million and $75 million, although Alcentra Capital may make investments in larger or smaller companies and other types of investments. These investments are in the form of first lien, second lien, unitranche debt and, to a lesser extent given the current credit environment, mezzanine debt. Alcentra Capital expects to source investments primarily through the network of relationships that the principals of Alcentra NY have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

Alcentra Capital is required to comply with certain regulatory requirements such as not acquiring any assets other than “qualifying assets” specified in the Investment Company Act unless, at the time the acquisition is made, at least 70% of its total assets are qualifying assets. Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private operating companies, operating companies whose securities are not listed on a national securities exchange, and certain public operating companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized and with their principal place of business in the United States.

Portfolio Composition, Investment Activity and Yield

For the three months ended September 30, 2019, Alcentra Capital had no new debt investments or add-on fundings due to the operation of interim operating covenants under the Merger Agreement effective during the pendency of the Mergers. During the three months ended September 30, 2019, Alcentra Capital received proceeds from sales or repayments, including principal, return of capital dividends and net realized gains (losses), of approximately $2.8 million.

During the three months ended September 30, 2018, Alcentra Capital invested $6.1 million in debt and equity investments, including one new portfolio company and one add-on investment. These investments consisted of senior secured debt ($6.0 million, or 99% of the total amount invested) and preferred equity ($0.06 million, or 1% of the total amount invested). During the three months ended September 30, 2018, Alcentra Capital received proceeds from repayments and amortizations on investments of $4.6 million.

As of September 30, 2019, Alcentra Capital had $218.4 million (at fair value) invested in 28 companies and 1 CLO. Alcentra Capital’s portfolio included approximately 61.3% of first lien debt, 30.0% of second lien debt, 0.6% of subordinated debt, 0.8% in CLO debt and 7.3% of equity investments. At September 30, 2019, Alcentra Capital’s average portfolio company investment at amortized cost and fair value was approximately $7.4 million and $7.2 million, respectively, and its largest portfolio company investment by amortized cost and fair value was approximately $20.3 million and $19.8 million, respectively.

During the year ended December 31, 2018, Alcentra Capital invested $105.0 million in 14 new portfolio companies 6 add on financings, and 1 refinancing. Alcentra Capital also received $151 million of repayments. During the year ended December 31, 2017, Alcentra Capital invested $60.4 million in 4 new portfolio companies and $74.9 million in additional funding. Alcentra Capital also received $90.1 million of repayments.

As of December 31, 2018, Alcentra Capital had $234.8 million (at fair value) invested in 30 companies. Alcentra Capital’s portfolio included approximately 71.6% of first lien debt, 18.1% of second lien debt, 0.5% of mezzanine debt, 0.7% of CLO investments and 9.0% of equity investments at fair value. At December 31, 2018, Alcentra Capital’s average portfolio company investment at amortized cost and fair value was approximately $8.7 million and $8.9 million, respectively, and the largest portfolio company investment by amortized cost and fair value was approximately $22.7 million and $22.9 million, respectively.

As of December 31, 2017, Alcentra Capital had $287.6 million (at fair value) invested in 29 portfolio companies. Alcentra Capital’s portfolio included approximately 61.7% of first lien debt, 4.9% of second lien debt, 23.3% of mezzanine debt and 10.1% of equity investments at fair value. At December 31, 2017, Alcentra Capital’s average portfolio company investment at amortized cost and fair value was approximately $11.5 million and $9.9 million, respectively, and Alcentra Capital’s largest portfolio company investment by amortized cost and fair value was approximately $23.3 million and $23.3 million, respectively.

At September 30, 2019, 93.0% of Alcentra Capital’s debt investments bore interest based on floating rates (with a majority subject to interest rate floors), such as LIBOR, and 7.0% bore interest at fixed rates. At December 31, 2018, 86.9% of Alcentra Capital’s debt investments bore interest based on floating rates (with a majority subject to interest rate floors), such as LIBOR, and 13.1% bore interest at fixed rates. At December 31, 2017, 53.5% of Alcentra Capital’s debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 46.5% bore interest at fixed rates.

The weighted average yield on debt investments as of September 30, 2019, December 31, 2018 and December 31, 2017 was approximately 10.6%, 11.0% and 11.3%, respectively.

The following table shows the portfolio composition by investment type at fair value and cost with the corresponding percentage of total investments.

	Cost						Fair Value
	September 30, 2019		December 31, 2018		December 31, 2017		September 30, 2019		December 31, 2018		December 31, 2017
	(dollars in thousands)
Senior Secured - First Lien	$136,343	57.1%	$167,745	66.1%	$181,664	54.5%	$133,929	61.3%	$168,155	71.6%	$177,340	61.7%
Senior Secured - Second Lien	64,892	27.1%	42,210	16.5%	24,331	7.3%	65,417	30.0%	42,549	18.1%	14,204	4.9%
Senior Subordinated	4,760	2.0%	4,742	1.9%	81,397	24.4%	1,231	0.6%	1,213	0.6%	66,885	23.3%
CLO/Structured Credit	1,951	0.8%	1,948	0.8%	—	—%	1,793	0.8%	1,740	0.7%	—	—%
Equity/Other	30,985	13.0%	37,233	14.7%	45,824	13.8%	15,996	7.3%	21,141	9.0%	29,126	10.1%

Total	$238,931	100.0%	$253,878	100.0%	$333,216	100.0%	$218,366	100.0%	$234,798	100.0%	$287,555	100.0%

The following table shows portfolio composition by geographic region at fair value and cost with the corresponding percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	Cost						Fair Value
	September 30, 2019		December 31, 2018		December 31, 2017		September 30, 2019		December 31, 2018		December 31, 2017
	(dollars in thousands)
South	$46,977	19.7%	$45,438	17.9%	$56,444	16.9%	$45,418	20.8%	$43,759	18.6%	$48,087	16.7%
West	33,206	13.9%	52,427	20.6%	57,328	17.2%	33,145	15.2%	54,266	23.1%	49,593	17.2%
Midwest	33,975	14.2%	24,842	9.8%	39,884	12.0%	32,333	14.8%	23,615	10.1%	33,560	11.7%
Southeast	42,414	17.8%	56,535	22.3%	99,475	29.9%	32,136	14.7%	44,027	18.8%	78,668	27.4%
Northeast	30,739	12.9%	43,623	17.2%	57,108	17.1%	26,455	12.1%	38,144	16.2%	54,446	18.9%
Mid-Atlantic	28,674	12.0%	—	—%	—	—%	26,003	11.9%	—	—%	—	—%
Canada	14,418	6.0%	22,721	8.9%	22,978	6.9%	14,627	6.7%	22,900	9.8%	23,200	8.1%
Ireland	6,576	2.7%	6,344	2.5%	—	—%	6,456	3.0%	6,347	2.7%	—	—%
US (CLO)	1,951	0.8%	1,948	0.8%	—	—%	1,793	0.8%	1,740	0.7%	—	—%

Total	$238,931	100.0%	$253,878	100.0%	$333,217	100.0%	$218,366	100.0%	$234,798	100.0%	$287,554	100.0%

The following table shows the detailed industry composition of Alcentra Capital’s portfolio at cost and fair value as a percentage of total investments.

	Cost			Fair Value
	September 30, 2019	December 31, 2018	December 31, 2017	September 30, 2019	December 31, 2018	December 31, 2017
Business Services	19.5%	18.1%	15.4%	21.5%	19.7%	18.0%
Healthcare Services	18.5%	17.6%	16.6%	20.1%	19.2%	19.2%
Consumer Services	14.0%	10.3%	—	15.0%	11.2%	—
High Tech Industries	7.8%	3.4%	5.6%	8.5%	3.7%	6.5%
Industrial Services	8.5%	8.3%	8.9%	7.5%	8.3%	10.3%
Technology & Telecom	5.5%	12.7%	7.2%	6.0%	14.2%	8.1%
Oil & Gas Services	4.5%	4.5%	4.9%	4.9%	4.9%	3.9%
Media: Advertising, Printing & Publishing	5.3%	5.0%	3.8%	4.2%	2.8%	2.3%
Financial Services	3.4%	—	—	3.9%	—	—
Environmental/Recycling Services	3.0%	2.7%	2.3%	2.4%	2.4%	2.7%
Telecommunications	1.8%	1.7%	4.7%	2.0%	1.9%	6.2%
Retail	2.0%	4.8%	4.1%	2.0%	5.2%	4.9%
USD CLO	0.8%	0.8%	—	0.8%	0.7%	—
Security	2.3%	2.2%	4.6%	0.5%	0.4%	4.9%
Transportation Logistics	0.5%	0.5%	2.3%	0.4%	0.3%	1.9%
Industrial Manufacturing	0.2%	0.2%	2.7%	0.3%	0.3%	3.2%
Education	2.4%	2.2%	4.8%	—	—	—
Wholesale/Distribution	—	4.0%	5.8%	—	4.5%	6.9%
Waste Services	—	1.0%	0.8%	—	0.3%	1.0%
Media & Entertainment	—	—	3.1%	—	—	—
Automotive Business Services	—	—	2.6%	—	—	—

Grand Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Results of Operations

An important measure of Alcentra Capital’s financial performance is net change in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income (loss) is the difference between Alcentra Capital’s income from interest, dividends, fees and other investment income and operating expenses, including interest on borrowed funds. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of Alcentra Capital’s investment portfolio.

Comparison of the three months ended September 30, 2019 and 2018

Investment Income

Alcentra Capital generates revenue in the form of interest income on debt investments, distributions, if any, on other investment securities that Alcentra Capital may acquire in portfolio companies and other fees generated from Alcentra Capital’s investment activity. Alcentra Capital’s debt investments typically have a term of five to seven years and bear interest at a fixed or floating rate. Interest on Alcentra Capital’s debt securities is generally payable quarterly. Payments of principal on Alcentra Capital’s debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, Alcentra Capital’s debt investments may pay interest in-kind, or PIK, however, Alcentra Capital intends to avoid PIK features in new portfolio investments. Any outstanding principal amount of Alcentra Capital’s debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income Alcentra Capital receives is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of its investments. In addition, Alcentra Capital may generate revenue in the form of prepayment fees, commitment, loan origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees.

For the three months ended September 30, 2019, Alcentra Capital’s total investment income was $5.6 million, a decrease of approximately $0.9 million, or 14.5%, from the $6.6 million of total investment income for the three months ended September 30, 2018. This decrease was due to Alcentra Capital’s portfolio rotation of legacy investments to investments more senior in the capital structure of its portfolio companies, and the associated decrease in weighted-average yields.

Expenses

For the three months ended September 30, 2019, Alcentra Capital’s net expenses (after the waiver of management fees) were $3.9 million, an increase of $0.4 million, or 9.9%, from the $3.6 million for the three months ended September 30, 2018. The increase in total net expenses between periods was due primarily to an increase in general and administrative expenses, which were $2.2 million for the three months ended September 30, 2019, compared to $0.9 million for the three months ended September 30, 2018. The increase in general and administrative expenses was largely due to an increase in professional fees and directors fees, both primarily relating to the Independent Director Committee’s formal review process to evaluate strategic alternatives for Alcentra Capital and items relating to the Transactions.

The increase in general and administrative expenses was partially offset by a decrease in base management fees and interest and financing expenses between comparable periods. Base management fees were $0.8 million, a decrease of $0.1 million, or 11.4%, from the $0.9 million for the three months ended September 30, 2018. This decrease was due to the lower amount of gross assets outstanding between comparable periods. In addition, during the three months ended September 30, 2019, Alcentra NY waived the full $0.8 million of management fees, of which $0.1 million was waived pursuant to the temporary 25 basis point reduction in the base management fee agreed to by Alcentra NY until April 30, 2020, and $0.7 million was voluntarily waived by Alcentra NY in its sole discretion.

For the three months ended September 30, 2019, interest and financing expense was $1.7 million, a decrease from $1.9 million for the comparable period due primarily to lower borrowings under the Alcentra Capital Credit Facility. For the three months ended September 30, 2019, Alcentra Capital had average borrowings of $29.7 million under the Alcentra Capital Credit Facility, while for the three months ended September 30, 2018, Alcentra Capital had average borrowings of $53.0 million under the Alcentra Capital Credit Facility. In addition, the Alcentra Capital Credit Facility was amended on September 21, 2018 whereby the interest rate was lowered from 3.25% to 2.50%– 2.75% subject to portfolio company leverage if the contribution to the borrowing base of eligible portfolio investments that are first lien bank loans is greater than or equal to 70%.

Net Investment Income

Alcentra Capital’s net investment income was $1.7 million, or $0.13 per common share based on the weighted average of 12,875,566 common shares outstanding for the three months ended September 30, 2019, as compared to $3.0 million, or $0.22 per common share based on the weighted average of 13,530,129 common shares outstanding for the three months ended September 30, 2018.

Net Realized Gains and Losses and Net Change in Unrealized Appreciation (Depreciation) of Investments

Alcentra Capital measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized.

Net change in unrealized appreciation primarily reflects the net change in the portfolio investment fair values relative to its cost basis during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

For the three months ended September 30, 2019, Alcentra Capital’s net realized gain from portfolio investments was $0.1 million and the net unrealized depreciation was $0.02 million. The net realized gain was due to a foreign currency translation. The net unrealized depreciation was due to foreign currency translation loss, and the write-down on Healthcare Associates of Texas, LLC and Impact Group, LLC, offset primarily by the write-up in Conisus, LLC.

For the three months ended September 30, 2018, Alcentra Capital’s net realized loss from portfolio investments was $0.04 million. During the three months ended September 30, 2018, Alcentra Capital recorded a net change in unrealized appreciation from portfolio investments of $0.7 million. This was the net result of a write-up on NTI Holdings, LLC and a write-down on Xpress Global Systems, LLC, as both companies pursued sales options.

Benefit/(Provision) for Taxes on Unrealized Gain/Loss on Investments

Alcentra Capital has a direct wholly owned subsidiary that has elected to be a taxable entity (the “Alcentra Capital Taxable Subsidiary”). The Alcentra Capital Taxable Subsidiary permits Alcentra Capital to hold equity investments in portfolio companies which are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Alcentra Capital Taxable Subsidiary is not consolidated with Alcentra Capital for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in Alcentra Capital’s consolidated financial statements. For the three months ended September 30, 2019, Alcentra Capital recognized a benefit of $3,253 for taxes on net unrealized loss on investments. For the three months ended September 30, 2018, Alcentra Capital recognized a provision of $0.6 million for income taxes on net unrealized gain on investments.

Net Increase (Decrease) in Net Assets Resulting from Operations

Alcentra Capital’s net increase in net assets resulting from operations totaled $1.8 million, or $0.14 per common share, for the three months ended September 30, 2019, as compared to a net increase in net assets resulting from operations totaling $3.1 million, or $0.23 per common share, for the three months ended September 30, 2018. These are based on weighted average shares outstanding of 12,875,566 and 13,530,129 for the three months ended September 30, 2019 and 2018, respectively.

Comparison of the nine months ended September 30, 2019 and 2018

Investment Income

For the nine months ended September 30, 2019, Alcentra Capital’s total investment income was $18.2 million, a decrease of $3.8 million, or 17.4%, from the $22.0 million of total investment income for the nine months ended September 30, 2018. The decrease was primarily attributable to Alcentra Capital’s rotation of legacy assets into lower yielding assets.

Expenses

For the nine months ended September 30, 2019, Alcentra Capital’s net expenses, after the waiver of management fees, were $11.1 million, a decrease of $0.7 million, or 5.7%, from the $11.8 million of net expenses, after the waiver of management fees, for the nine months ended September 30, 2018. Interest and financing expenses for the nine months ended September 30, 2019 were $5.1 million, a decrease of $0.7 million, or 12.1%, compared to $5.8 million for the nine months ended September 30, 2018, primarily due to lower average borrowings under the Alcentra Capital Credit Facility during the nine months ended September 30, 2019. For the nine months ended September 30, 2019, the base management fee was $2.5 million, a decrease of $0.7 million, or 20.9%, from the $3.2 million for the nine months ended September 30, 2018. In addition, during the nine months ended September 30, 2019, Alcentra NY waived $1.1 million of management fees, of which $0.4 million was waived pursuant to the temporary 25 basis point reduction in the base management fee agreed to by Alcentra NY until April 30, 2020, and $0.7 million was voluntarily waived by Alcentra NY in its sole discretion. There was also a reversal of accrued but unearned incentive fees of $0.7 million for the nine months ended September 30, 2019, as compared to $0.04 million for the nine months ended September 30, 2018. The incentive fee was reversed as a result of not being distributed. These decreases were partially offset by increases in general and administrative expenses for the nine months ended September 30, 2019, which totaled $5.3 million, an increase of $2.2 million, or 72.5% from the comparable period. This increase was largely due to an increase in professional fees and directors fees, both primarily relating to stockholder activist activities, the Independent Director Committee’s formal review process to evaluate strategic alternatives for Alcentra Capital and items relating to the Transactions.

Net Investment Income

Alcentra Capital’s net investment income for the nine months ended September 30, 2019 was $7.1 million, which was a decrease of $3.2 million, or 30.8%, compared to net investment income of $10.2 million during the nine months ended September 30, 2018, primarily as a result of the $3.8 million decrease in total investment income, as partially offset by the changes in net operating expenses discussed above.

Net Realized Gains and Losses and Net Change in Unrealized Appreciation (Depreciation) of Investments

For the nine months ended September 30, 2019, Alcentra Capital’s net realized gain from portfolio investments was $1.3 million and the net unrealized depreciation was $1.3 million. The realized gain was primarily due to the gain from the sale of FST Technical Services, LLC common equity and the gain from the sale of Lugano Diamonds and Superior Controls netted against the loss from the sale of Tunnel Hill. The net unrealized depreciation was due to (i) the reclassification of the FST Technical Services, LLC sale of equity, and the realization of losses on Alcentra Capital’s Tunnel Hill investment, (ii) the write-down of Envocore Holding, LLC and Impact Group, LLC, (iii) the write-up of Conisus, LLC, and (iv) foreign currency translation unrealized appreciation.

For the nine months ended September 30, 2018, Alcentra Capital’s net realized loss from portfolio investments was $20.3 million due to the realized loss on GST Autoleather, Media Storm and the restructuring of Southern Technical Institute, Inc. During the nine months ended September 30, 2018, Alcentra Capital recorded a net change in unrealized appreciation from portfolio investments of $14.1 million which was attributable to the realization of unrealized losses for GST Autoleather, Media Storm, LLC, and Southern Technical Institute, Inc., as well as a net increase in unrealized appreciation on Alcentra Capital’s other portfolio investments during the period.

Benefit/(Provision) for Taxes on Unrealized Gain/Loss on Investments

For the nine months ended September 30, 2019, Alcentra Capital recognized a provision of $1.1 million for taxes on net unrealized gain on investments. For the nine months ended September 30, 2018, Alcentra Capital recognized a benefit of $0.4 million for taxes on net unrealized losses on investments.

Net Increase (Decrease) in Net Assets Resulting From Operations

Alcentra Capital’s net increase in net assets resulting from operations during the nine months ended September 30, 2019 was $5.9 million, an increase of $1.5 million, or 33.8%, compared to a net increase in net assets resulting from operations of $4.4 million during the nine months ended September 30, 2018.

Comparison of the years ended December 31, 2018, 2017, and 2016

Investment Income

The following shows the breakdown of investment income for the years ended December 31, 2018, 2017, and 2016.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Interest Income	$25.0	$26.9	$29.5
PIK Interest	0.9	4.1	6.2
Other Income/Fees	3.1	2.4	4.9

Total	$29.0	$33.4	$40.6

Expenses

The following shows the breakdown of operating expenses for the years ended December 31, 2018, 2017, and 2016:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Operating Expenses:
Management Fees	$4.1	$5.0	$5.2
Incentive Fees	(0.4)	0.6	3.3
Professional Fees	1.6	1.2	1.2
Valuation services	0.2	0.3	0.2
Interest and credit facility expense	6.7	6.4	5.7
Amortization of deferred financing costs	1.0	1.4	1.3
Directors Fees	0.4	0.3	0.3
Insurance Expense	0.2	0.2	0.3
Other Expenses	1.7	0.8	0.7

Total Operating Expenses	$15.5	$16.4	$18.2
Waiver of Incentive & Management Fees	(0.4)	(1.3)	—

Total Expenses, Net of Fee Waivers	$15.1	$15.0	$18.2

For the years ended December 31, 2018, 2017, and 2016 Alcentra Capital did not incur any capital gains incentive fee.

For the year ended December 31, 2018, there was a decrease in operating expenses primarily driven by the reduction in management fees, due to (1) the 25bps reduction to a 1.50% management fee (2) the temporary waiver of an additional 25bps and (3) a decrease in the asset base.

For the year ended December 31, 2017 the decrease in operating expenses as compared to the year ended December 31, 2016 was primarily due to a decrease associated with net earnings on Alcentra Capital’s incentive fee.

Alcentra Capital’s operating expenses consist of base management fees, incentive fees, administrative services expenses, professional fees, interest expenses, and other general and administrative expenses.

Net Investment Income

Net investment income was $13.9 million, or $1.01 per common share based on the weighted average of 13,721,109 common shares outstanding for the year ended December 31, 2018 as compared to $18.3 million, or $1.32 per common share based on the weighted average of 13,928,869 common shares outstanding for the year ending December 31, 2017.

The decrease in net investment income is primarily the result of the rotation of legacy higher yielding assets into first lien middle-market loans with lower yielding assets, partially in response to a change in strategy but coupled with market compression.

Net investment income was $22.4 million, or $1.66 per common share based on the weighted average of 13,496,128 common shares outstanding for the year ended December 31, 2016. The decrease in net investment income from 2016 to 2017 was primarily the result of the pace of repayments versus the pace of deployment together with the compression of yields in the marketplace. The decrease was also due to the rise in the LIBOR rate during the course of 2017.

Net Realized Gains and Losses

Alcentra Capital measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized.

Proceeds from sales and repayments on investments for the year ended December 31, 2018 totaled $151 million and net realized losses totaled $35.4 million. This was due primarily to the realization events involving Show Media and GST Autoleather, and the restructurings of Xpress Global Systems and Southern Technical Institute, Inc.

Proceeds from sales and repayments on investments for the year ended December 31, 2017 totaled $90.1 million and net realized losses totaled $11.4 million. This was due primarily to the restructuring of My Alarm Center in which Alcentra Capital’s debt investment was converted to equity. This conversion resulted in a loss on the debt security.

Proceeds from sales and repayments on investments for the year ended December 31, 2016 totaled $158.8 million and net realized losses totaled $4.3 million.

Net Change in Unrealized Appreciation (Depreciation) of Investments

Net change in unrealized appreciation primarily reflects the net change in the portfolio investment fair values relative to its cost basis during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

The net change in unrealized appreciation on investments for the year ended December 31, 2018 was $26.5 million. This change is driven mainly by the reversal of unrealized losses for Show Media, Southern Technical Institute, Inc. and Xpress Global Systems. Southern Technical Institute, Inc. and Xpress Global Systems were restructured during 2018.

Net change in unrealized appreciation (depreciation) on investments and foreign currency translation for the year ended December 31, 2017 and for the year ended December 31, 2016 totaled $(28.6) million and $(10.0) million, respectively. The increase in unrealized depreciation was due primarily to the following: (1) GST Autoleather declared bankruptcy in October 2017 resulting in a writedown of $8.5 million (2) Media Storm was written down by $2.5 million (3) Show Media was written down by $2.0 million (4) Southern Technical Institute, Inc. was written down by $13.0 million and (5) Consisus was written down by $4.0 million.

Provision for Taxes on Unrealized Appreciation on Investments

For the year ended December 31, 2018, Alcentra Capital recognized a benefit for taxes on unrealized loss of investments of $0.4 million. For the year ended December 31, 2017, Alcentra Capital recognized a benefit for taxes on unrealized loss on investments of $2.6 million. For the year ended December 31, 2016, Alcentra Capital recognized a benefit for taxes on unrealized loss on investments of  $0.6 million.

Qualified Dividend Income

For the fiscal year ended December 31, 2018, Alcentra Capital reported approximately $0.2 million, or up to the maximum amount of such dividends allowable pursuant to the Code, as qualified dividend income eligible for the reduced maximum tax rate of 20%.

Net Increase (Decrease) in Net Assets Resulting from Operations

Net increase in net assets resulting from operations totaled $5.5 million, or $0.40 per common share for the year ended December 31, 2018, as compared to a net decrease in net assets resulting from operations totaling $19.1 million, or $1.37 per common share for the year ended December 31, 2017. These are based on weighted average of 13,721,109 and 13,928,869 common shares outstanding for December 31, 2018 and 2017, respectively. The net increase is primarily due to an increase in net unrealized appreciation generated from Alcentra Capital’s investment portfolio offset by operating expenses.

Net increase in net assets resulting from operations totaled $8.8 million for the year ended December 31, 2016, or $0.65 per common share. This is based on weighted average shares of 13,496,128.

Financial Condition, Liquidity and Capital Resources

Cash Flows from Operating and Financing Activities

Alcentra Capital’s operating activities provided cash of $4.2 million for the nine months ended September 30, 2019, primarily from net proceeds from sales/return of capital of portfolio investments, the net change in unrealized depreciation of portfolio investments, amortization of deferred financing costs and deferred note offering costs, and changes in deferred tax asset, professional fees payable, and interest and credit facility expense payable, partially offset by the payable for investments purchased and actual purchases of portfolio investments. Alcentra Capital’s financing activities for the nine months ended September 30, 2019 used cash of $10.6 million primarily for distributions and repurchases of Alcentra Capital Common Stock. As of September 30, 2019, Alcentra Capital had a cash balance of $4.8 million, a decrease of $3.0 million from September 30, 2018. As of December 31, 2018 and 2017, Alcentra Capital had cash of $11.0 million and $13.9 million, respectively.

Alcentra Capital’s operating activities provided cash of $78.3 million for the year ended December 31, 2018, primarily from net proceeds from sales/returns of capital of portfolio investments offset by purchases of portfolio investments. Alcentra Capital’s financing activities for the year ended December 31, 2018 used cash of $81.1 million primarily from repayments under the Alcentra Capital Credit Facility, offset by proceeds from borrowings under the Alcentra Capital Credit Facility.

Alcentra Capital’s operating activities used cash of $31.5 million for the year ended December 31, 2017, primarily in connection with the increase in unrealized depreciation from portfolio investments. Alcentra Capital’s financing activities for the year ended December 31, 2017 provided cash of $41.5 million primarily from increased borrowing under the Alcentra Capital Credit Facility.

Alcentra Capital’s operating activities provided cash of $28.5 million for the year ended December 31, 2016, primarily in connection with the return of capital from of Alcentra Capital’s portfolio investments. Alcentra Capital’s financing activities for the year ended December 31, 2016 used cash of $29.4 million primarily from repayments of the Alcentra Capital Credit Facility.

Alcentra Capital’s liquidity and capital resources are derived from the sale of securities, borrowings under the Alcentra Capital Credit Facility and cash flows from operations, including investment sales and repayments, and income earned. Alcentra Capital’s primary use of funds from operations includes investments in portfolio companies and other operating expenses Alcentra Capital incurs, as well as distributions to Alcentra Capital’s stockholders. Alcentra Capital expects to use these capital resources as well as proceeds from turnover within Alcentra Capital’s portfolio, borrowings under the Alcentra Capital Credit Facility and from any public and private offerings of securities to finance investment activities.

Although Alcentra Capital expects to fund the growth of its investment portfolio through the net proceeds from any future public and private equity offerings and issuances of senior securities or future borrowings to the extent permitted by the Investment Company Act, its plans to raise capital may not be successful. In this regard, when Alcentra Capital’s common stock is trading at a price below the then-current NAV per share, Alcentra Capital may be limited in its ability to raise equity capital given that it cannot sell its common stock at a price below NAV per share unless Alcentra Capital’s stockholders approve such a sale and the Alcentra Capital Board makes certain determinations in connection therewith.

Borrowings

As a BDC, Alcentra Capital is generally required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of Alcentra Capital’s borrowings and any outstanding preferred stock, of at least 200%. The SBCAA, which was signed into law on March 23, 2018, among other things, amended Section 61(a) of the Investment Company Act to add a new Section 61(a)(2) that reduces the asset coverage requirement applicable to BDCs from 200% to 150% so long as the BDC meets certain disclosure requirements and obtains certain approvals. On May 4, 2018, the Alcentra Capital Board, including a “required majority” (as such term is defined in Section 57(o) of the Investment Company Act) of the Alcentra Capital Board, approved the applicability of the modified asset coverage requirements set forth in Section 61(a)(2) of the Investment Company Act, as amended by the SBCAA. As a result, effective on May 4, 2019, Alcentra Capital’s asset coverage requirement applicable to senior securities, under the Investment Company Act, was reduced from 200% to 150%, and the risks associated with an investment in Alcentra Capital may increase. Thus, effective as of May 4, 2019, Alcentra Capital is permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to its common stock if its asset coverage, as defined in the Investment Company Act, is at least equal to 150% immediately after each such issuance. However, Alcentra Capital remains subject to a 200% minimum asset coverage ratio covenant under the Alcentra Capital Credit Facility and thus will not be able to take advantage of the reduced asset coverage requirement under the Investment Company Act unless and until Alcentra Capital negotiates revised terms and conditions with the lenders under the Alcentra Capital Credit Facility. As of September 30, 2019

Alcentra Capital’s asset coverage ratio was 269%. The amount of leverage that Alcentra Capital employs will depend on its assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, Alcentra Capital’s ability to raise funds through the issuance of shares of its common stock and the risks of such borrowings within the context of Alcentra Capital’s investment outlook.

On May 8, 2014, Alcentra Capital entered into the Alcentra Capital Credit Facility. On September 21, 2018, Alcentra Capital amended and restated the credit agreement governing the Alcentra Capital Credit Facility. Under the Alcentra Capital Credit Facility, as amended, (i) revolving commitments by lenders were reduced from $135 million to $115 million, with an accordion feature that allows for an increase in total commitments up to $180 million, subject to satisfaction of certain conditions at the time of any such future increase, (ii) the maturity date of the Alcentra Capital Credit Facility was extended to September 21, 2022 and the revolving period was extended to September 21, 2021, and (iii) borrowings under the Alcentra Capital Credit Facility bear interest, at Alcentra Capital’s election, at a rate per annum equal to (a) 2.50% if the contribution to the borrowing base of eligible portfolio investments that are long-term U.S. government securities and first lien bank loans is greater than or equal to 70% (or 2.75% if such contribution is less than 70%) plus the one, three or six month LIBOR rate, as applicable, or (b) 1.50% if the contribution to the borrowing base of eligible portfolio investments that are long-term U.S. government securities and first lien bank loans is greater than or equal to 70% (or 1.75% if such contribution is less than 70%) plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5%, (C) three month LIBOR plus 1.0%, and (D) zero.

The covenants under the Alcentra Capital Credit Facility include a provision for a minimum asset coverage ratio of 2.00 to 1, a minimum interest coverage ratio of 2.00 to 1 as of the last day of any fiscal quarter, and a requirement to maintain stockholder’s equity as of the last day of any fiscal quarter to be no less than the greater of  (i) 45% of Alcentra Capital’s total assets and subsidiaries’ as at the last day of such fiscal quarter and (ii) the sum of  (x) $120,000,000 plus (y) 65% of the aggregate net proceeds of all sales of equity interests by Alcentra Capital and its subsidiaries after September 21, 2018. In addition, the Alcentra Capital Credit Facility requires payment of a commitment fee ranging from 0.5% to 1.0% per annum based on the size of the unused portion of the Alcentra Capital Credit Facility. The Alcentra Capital Credit Facility is secured by a first priority security interest in all of Alcentra Capital’s portfolio investments, the equity interests in certain of Alcentra Capital’s direct and indirect subsidiaries, and substantially all of Alcentra Capital’s other assets.

The Alcentra Capital Credit Facility agreement also contains customary terms and conditions, including, without limitation, affirmative and negative covenants, including, without limitation, information reporting requirements, a minimum liquidity test, and maintenance of RIC and BDC status. The Alcentra Capital Credit Facility agreement also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, and certain change in control events.

As of September 30, 2019, Alcentra Capital had U.S. dollar borrowings of $28.7 million outstanding under the Alcentra Capital Credit Facility. Subject to the occurrence of the closing of the First Merger, Alcentra Capital intends to repay all amounts outstanding under the Alcentra Capital Credit Facility and terminate commitments under the Alcentra Capital Credit Facility.

As of September 30, 2019, Alcentra Capital had $55.0 million in principal amount of Alcentra Capital InterNotes outstanding. In connection with the Mergers, Crescent Capital BDC has notified Alcentra Capital that it intends to take all such steps as may be necessary to cause Crescent Capital Maryland BDC, effective as of and contingent upon the closing of the First Merger (which is expected to occur in the first quarter of 2020), to expressly assume the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all outstanding Alcentra Capital InterNotes and the performance of Alcentra Capital’s covenants under the existing indenture (as may be amended or supplemented from time to time).

Regulated Investment Company Status and Distributions

Alcentra Capital has elected to be treated as a RIC under Subchapter M of the Code. If Alcentra Capital continues to qualify for taxation as a RIC, it will not be taxed on its investment company taxable income or realized net capital gains to the extent that such taxable income or gains are distributed, or, in the case of net capital gains, deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by Alcentra Capital in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To maintain its qualification for taxation as a RIC, Alcentra Capital must, among other things, distribute, with respect to each taxable year, at least 90% of its investment company net taxable income (i.e., its net ordinary income and its realized net short-term capital gains in excess of realized net long-term capital losses, if any). In addition, if Alcentra Capital continues to qualify for taxation as a RIC, it will be subject to a federal excise tax unless it meets certain minimum distribution requirements on a calendar year basis.

Alcentra Capital intends to distribute to its stockholders between 90% and 100% of its annual taxable income (which includes Alcentra Capital’s taxable interest and fee income).

Contractual Obligations and Commitments and Contingencies

As of September 30, 2019, Alcentra Capital’s future fixed commitments for cash payments on contractual obligations for each of the next five years and thereafter are as follows:

	Total	2019	2020	2021	2022	2023 and thereafter
	(dollars in thousands)
Credit facility payable	$28,658	$28,658	$—	$—	$—	$—
Notes payable	55,000	—	38,582	15,000	1,418	—

	$83,658	$28,658	$38,582	$15,000	$1,418	$—

Alcentra Capital’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require Alcentra Capital to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of September 30, 2019, Alcentra Capital had 5 such investments with an aggregate unfunded commitment of $14.2 million and at December 31, 2018 Alcentra Capital had 7 such investments with an aggregate unfunded commitment of $15.0 million. See “Note 12—Commitments and Contingencies” in the notes to Alcentra Capital’s financial statements as of September 30, 2019 for more information.

Critical Accounting Policies

The preparation of Alcentra Capital’s consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. See “Note 2—Summary of Significant Accounting Policies” in the notes to Alcentra Capital’s financial statements for a description of Alcentra Capital’s significant accounting policies.

Valuation of portfolio investments

Alcentra Capital generally invests in illiquid loans and securities including debt of lower-middle and middle-market companies and, to a lesser extent, equity investments in such companies. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Alcentra Capital Board. Such determination of fair values may involve subjective judgments and estimates, although Alcentra Capital engages independent valuation providers to review the valuation of each portfolio investment that does not have a readily available market quotation at least once annually. With respect to unquoted securities, Alcentra Capital values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies and other factors.

Because there is not a readily available market for substantially all of the investments in Alcentra Capital’s portfolio, Alcentra Capital values most of its portfolio investments at fair value as determined in good faith by the Alcentra Capital Board using a documented valuation policy and a consistently applied valuation process, and in consultation with Alcentra NY, the valuation committee of the Alcentra Capital Board and, in some cases, independent valuation firms. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of Alcentra Capital’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, the Alcentra Capital Board undertakes a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of Alcentra NY responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the Alcentra Investment Committee;

•

independent valuation firms engaged by the valuation committee of the Alcentra Capital Board prepare preliminary valuations on a select portion of Alcentra Capital’s investment portfolio on a quarterly basis (and each portfolio position on at least an annual basis) and submit the reports to the Alcentra Capital Board and its valuation committee;

•	the valuation committee of the Alcentra Capital Board then reviews these preliminary valuations and makes a recommendation to the Alcentra Capital Board with respect thereto; and

the Alcentra Capital Board then discusses the valuations and approves the fair value of each such investment in good faith, based on the input of Alcentra NY, the independent valuation firms and the valuation committee of the Alcentra Capital Board. As part of Alcentra Capital’s valuation procedures, Alcentra Capital risk rates all of its investments. Alcentra Capital’s investment rating system uses a scale of 1 to 5. Alcentra Capital’s internal rating is not an exact system, but it is used internally to estimate the probability, among other things, of: (i) default on Alcentra Capital’s investments and (ii) loss of principal. In general, the internal rating system may also assist the Alcentra Capital Board in its determination of the fair value of Alcentra Capital’s investments. The internal risk rating system generally encompasses both qualitative and quantitative aspects of Alcentra Capital’s portfolio companies.

Rating Definition

1.	The investment has an acceptable level of risk and the company is generally performing. All investments in new investments and certain restructured investments are initially assessed a grade of 1.

2.	The investment is performing with risk factors being neutral to slightly unfavorable since the time of underwriting.

3.

The investment is performing below expectations. With respect to debt investments, the company is generally out of compliance with certain covenants, current or future interest payments could be impacted. With respect to equity investments, dividend payments or return of capital could be impacted.

4.

The investment is performing materially below expectations. With respect to debt investments, debt covenants are out of compliance and interest payments are, or expected to be, delinquent and the principal amount of the debt investment is not expected to be repaid in full. With respect to equity investments, dividend payments are not expected to be paid and the principal amount of the equity investment is not expected to be returned.

5.

The investment is performing substantially below expectations. With respect to debt investments, interest payments are not being made and the investment is on non-accrual. With respect to equity investments, dividend payments are not being paid or accrued and principal amount of the equity investment is not expected to be returned.

Alcentra Capital’s internal performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of Alcentra Capital’s investments. A review of each investment is made regularly and any changes will be made to the internal performance ratings accordingly. In connection with Alcentra Capital’s valuation process, the Alcentra Capital Board, along with its valuation committee, will review these internal performance ratings on a quarterly basis.

Rating Summary – September 30, 2019

(dollars in thousands)

Risk Rating	Cost	% of Cost	FMV	% of FMV
1	$120,815	50.6%	$121,638	55.7%
2	19,457	8.1%	19,501	8.9%
3	48,575	20.3%	42,153	19.3%
4	44,388	18.6%	35,074	16.1%
5	5,696	2.4%	—	0.0%

	$238,931	100.0%	$218,366	100.0%

Recent Developments

Subsequent to September 30, 2019, the following activity occurred:

On October 3, 2019, Alcentra Capital paid a quarterly dividend of $0.18 per share to stockholders of record as of September 26, 2019.

On October 11, 2019, the Alcentra Capital Board declared a fourth quarter dividend of $0.18 per share payable on December 15, 2019 to stockholders of record as of November 30, 2019.

SENIOR SECURITIES OF ALCENTRA CAPITAL

Information about Alcentra Capital’s senior securities is shown as of the dates indicated in the below table. The report of Alcentra Capital’s independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2018, is attached as an exhibit to this joint proxy statement/prospectus. This information about Alcentra Capital’s senior securities should be read in conjunction with Alcentra Capital’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alcentra Capital,” which contain more information regarding Alcentra Capital’s senior securities.

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Class and Year
Alcentra Capital Credit Facility
September 30, 2019 (unaudited)	$28,658,350	$2,689.90	—	N/A
December 31, 2018	$28,536,441	$2,745.38	—	N/A
December 31, 2017	$89,703,273	$2,089.91	—	N/A
December 31, 2016	$39,133,273	$2,960.25	—	N/A
December 31, 2015	$63,504,738	$2,884.28	—	N/A
December 31, 2014	$62,499,154	$4,215.87	—	N/A
Alcentra Capital InterNotes
September 30, 2019 (unaudited)	$55,000,000	$2,689.90	—	N/A
December 31, 2018	$55,000,000	$2,745.38	—	N/A
December 31, 2017	$55,000,000	$2,089.91	—	N/A
December 31, 2016	$55,000,000	$2,960.25	—	N/A
December 31, 2015	$40,000,000	$2,884.28	—	N/A
December 31, 2014	—	—	—	—

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of Alcentra Capital’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading.

PORTFOLIO COMPANIES OF ALCENTRA CAPITAL

The following table sets forth certain information as of September 30, 2019 for each portfolio company in which Alcentra Capital had an investment. The general terms of Alcentra Capital’s debt and equity investments are described in “Business of Alcentra Capital — Portfolio Composition” and “Business of Alcentra Capital —  Investment Guidelines for Evaluating Investment Opportunities.” Other than Alcentra Capital’s equity investments, Alcentra Capital’s only formal relationships with its portfolio companies are the managerial assistance that it may provide upon request and the board observer or participation rights it may receive in connection with its investment. Alcentra Capital does not “control,” as defined in the Investment Company Act, any of its portfolio companies. As of September 30, 2019, Alcentra Capital was an “affiliated person,” as defined in the Investment Company Act, of four portfolio companies. In general, under the Investment Company Act, Alcentra Capital would “control” a portfolio company if it owned, directly or indirectly, more than 25.0% of its voting securities and would be an “affiliate” of a portfolio company if it owned, directly or indirectly, 5.0% or more of its voting securities. As of September 30, 2019, Alcentra Capital had $218.4 million (at fair value) invested in 28 portfolio companies and 1 CLO.

Description (+) ***	Industry	Type of Investment	% of Class	Maturity Date	Cost(1)	Fair Value
Aegis Sciences Corporation 515 Great Circle Road, Nashville, TN 37228	Consumer Services	Senior Secured First Lien (LIBOR + 5.50% with 1.00% floor)(2),(3)	—	5/9/2025	$7,267,806	$7,107,062

Battery Solutions, Inc.* 4930 Holtz Drive, Wixom, MI 48393	Environmental/ Recycling Services	Senior Subordinated	—	11/6/2021	$1,231,291	$1,231,292
		(12% Cash, 2% PIK)(4)
		Class A Units(4),(9),(10)	21.3%		$1,058,000	—
		Class E Units	41.7%	11/6/2021	$4,766,685	$4,067,003
		(8% PIK)(4)
		Class F Units (4),(9)	41.7%		—	—

BayMark Health Services, Inc. 1720 Lakepointe Drive #117, Lewisville, TX 75057	Healthcare Services	Senior Secured Second Lien (LIBOR + 8.25% with 1.00% floor)(2),(4),(6)	—	3/1/2025	$7,897,541	$8,000,000

Black Diamond Oilfield Rentals, LLC 200 Park Avenue, New York, NY 10166	Oil & Gas Services	Senior Secured First Lien (LIBOR + 6.50% with a 1.00% floor)(2),(4)	—	12/17/2020	$10,670,863	$10,670,863

Cambium Learning Group, Inc. 17855 Dallas Parkway, Suite 400. Dallas TX 75287	Technology & Telecom	Senior Secured First Lien (LIBOR + 4.50%)(2),(4) Senior Secured Second Lien (LIBOR + 8.50%)(2),(4)	—	12/18/2025	$1,891,006	$1,953,000

			—	12/18/2026	$4,716,452	$4,726,000

CGGR Operations Holdings 360 Madison Ave, New York, NY 10017	Business Services	Senior Secured First Lien (LIBOR + 7.0% with 1.00% floor)(2),(4),(5) Senior Secured Second Lien (LIBOR + 11.5% with 1.00% floor)(2),(4),(5)	—	9/30/2022	$3,062,949	$3,081,471

			—	9/30/2023	$11,355,258	$11,545,895

Clanwilliam Group Ltd. Suite 17, The Courtyard, Carmanhall Road, Sandyford, Dublin 18, Ireland, D18 K33C	Technology & Telecom	Senior Secured First Lien (Euribor + 7.00%)(2),(4),(6)	—	11/8/2025	$6,576,416	$6,456,163

Conisus, LLC* 1300 Parkwood Circle SE, Suite 450A, Atlanta, GA 30339	Media: Advertising, Printing & Publishing	Common Shares(4),(9) Preferred Equity (12% PIK)(4)	16.7%		—	—
			50.0%		$12,677,834	$9,119,001

Digital Room Holdings, Inc. 8000 Haskell Avenue Van Nuys, CA 91406	Business Services	Senior Secured First Lien (LIBOR + 5.00%)(2),(4)	—	5/21/2026	$6,882,449	$6,883,000

Envocore Holding, LLC 750 MD Route 3 South, Suite 19, Gambrills, MD 21054	Industrial Services	Senior Secured First Lien (LIBOR + 10.25% with 1.00% floor)(2),(4),(7) Preferred Shares(4),(7),(9)	—	6/30/2022	$17,659,366	$16,102,000

			1.3%		$1,160,360	—

Epic Healthcare Staffing Intermediate Holdco, LLC 1084 Overlook Trail Kingston Springs, TN 37082	Business Services	Senior Secured First Lien (LIBOR + 8.25% with 1.00% floor)(2),(4),(6),(8)	—	10/19/2022	$10,741,574	$10,771,646

GGC Aperio Holdings, L.P.	Financial Services	Senior Secured First Lien (LIBOR + 5.00%)(2),(4)	—	10/26/2024	$8,082,826	$8,470,000
Three Harbor Drive, Suite 204, Sausalito, CA 94965

Description (+) ***	Industry	Type of Investment	% of Class	Maturity Date	Cost(1)	Fair Value

Goldentree Loan Management US CLO 2 Ltd. 300 Park Avenue, 21st FLOOR, New York, NY 10022	USD CLO	CLO (LIBOR + 4.70%)(2),(3)	—	11/28/2030	$1,950,823	$1,793,140

Healthcare Associates of Texas, LLC	Healthcare Services	Senior Secured First Lien (LIBOR + 8.25% with 1.00% floor)(2),(4),(6)	—	11/8/2022	$20,319,474	$19,797,088
6161 N. State Highway 161 Suite 200, Irving, TX 75038

IGT c/o TRS Services, LLC, 2105 Skinner Road, Houston, Texas 77093	Industrial Services	Preferred Shares	4.7%	12/10/2024	$1,110,922	—
		(11% PIK)(4),(9)	4.7%		$44,000	—
		Common Shares(4),(9)	9.0%	12/10/2024	$326,790	$271,000
		Preferred AA Shares
		(15% PIK)(4),(9)

Impact Group, LLC	Consumer Services	Senior Secured First Lien	—	6/27/2023	$13,824,033	$13,371,481
330 Madison Avenue #1800, New York, NY 10017		(LIBOR + 6.50% with 1.00% floor)(2),(4)

Institutional Shareholder Services, Inc. 702 King Farm Boulevard, Suite 400, Rockville, MD 20850	Business Services	Senior Secured First Lien	—	3/5/2026	$2,957,446	$2,957,000
		(LIBOR + 4.50%)(2),(4)
		Senior Secured Second Lien	—	3/5/2027	$1,944,135	$1,944,000
		(LIBOR + 8.50%)(2),(4)

Manna Pro Products, LLC 707 Spirit 40 Park Dr, Chesterfield, MO 63005	Consumer Services	Senior Secured First Lien (LIBOR + 6.00% with 1.00% floor)(2),(4),(6)	—	12/8/2023	$7,315,460	$7,310,000

Medsurant Holdings, LLC 100 Front Street #280, Conshohocken, PA 19428	High Tech Industries	Senior Secured Second Lien (13.00% Cash)(4)	—	6/30/2020	$8,715,273	$8,729,395

Metal Powder Products, LLC	Industrial Manufacturing	Common Shares(4), (9)	1.2%		$500,000	$602,000
14670 Cumberland Road, Noblesville, IN 46060

My Alarm Center, LLC	Security	Common Shares(4), (9)	4.6%		$256,793	—
3803 West Chester Pike, Suite 100, Newton Square, PA 19073		Junior Preferred Shares(4), (9)	21.0%		$2,366,548	—
		Senior Preferred Shares	3.7%	7/14/2022	$2,862,059	$1,024,000
		8% PIK(4), (9)

Palmetto Moon LLC	Retail	Senior Secured First Lien	—	10/31/2021	$4,343,106	$4,225,000
1950 Hanahan Road, Charleston, SC 29406		(11.5% Cash, 2.5% PIK)(4)
		Common Shares(4), (9)	1.7%		$434,145	$81,000

Perforce Software Inc. 400 First Avenue North #200, Minneapolis, MN 55401	High Tech Industries	Senior Secured First Lien (LIBOR + 4.50%)(2),(3)	—	7/1/2026	$4,975,844	$4,995,000

		Senior Secured Second Lien	—	7/1/2027	$4,854,716	$4,952,000
		(LIBOR + 8.00%)(2),(4)

Pharmalogic Holdings Corp. 1 South Ocean Boulevard, Suite 206, Boca Raton, FL 33432	Healthcare Services	Senior Secured Second Lien (LIBOR + 8.0%)(2),(4)	—	12/11/2023	$16,038,335	$16,100,000

Pinstripe Holdings, LLC 200 South Executive Drive Suite 400 Brookfield, WI 53005	Business Services	Senior Secured First Lien (LIBOR + 6.00%)(2), (4)	—	1/17/2025	$9,772,785	$9,778,000

Sandvine Corporation 2055 Junction Avenue, Suite 105, San Jose, CA 95131	Telecommunications	Senior Secured Second Lien (LIBOR + 8.00%)(2),(4)	—	11/2/2026	$4,416,909	$4,420,000

Southern Technical Institute, Inc.* 1485 Florida Mall Avenue, Orlando, FL 32809	Education	Senior Subordinated (6% PIK) (4),(9)	—	12/31/2021	$3,528,988	—

		Class A Units (4),(9)	8.1%		$2,167,000	—
		Class A1 Units (4),(9),(11)	72.1%		—	—

WeddingWire, Inc. 2 Wisconsin Circle, 3rd Floor, Chevy Chase, MD 20815	Consumer Services	Senior Secured Second Lien (LIBOR + 8.25%)(2),(4)	—	12/21/2026	$4,953,109	$5,000,000

Xpress Global Systems, LLC* 6137 Shallowford Road, Chattanooga, TN 37421	Transportation Logistics	Class B Units(4), (9)	31.4%		$1,254,000	$832,000

(+)

All investments are qualifying assets under Section 55(a) of the Investment Company Act, with the exception of Alcentra Capital’s investments in Goldentree Loan Management US CLO 2 Ltd., Clanwilliam Group Ltd., and CGGR Operations Holdings Corporation. As of September 30, 2019, non-qualifying assets represented 10.5% of Alcentra Capital’s total assets, at fair value.

*

Denotes investments in portfolio companies with which Alcentra Capital is deemed to be an “Affiliated Person” under the Investment Company Act because it owns 5% or more of the portfolio company’s outstanding voting securities.

**

As of September 30, 2019, Alcentra Capital was not deemed, under the Investment Company Act, to “Control” any of its portfolio companies due to owning more than 25% of any such portfolio company’s outstanding voting securities or because Alcentra Capital had the power to exercise control over the management or policies of such portfolio company (including through a management agreement).

***	Pledged as collateral under the Alcentra Capital Credit Facility.
(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)

The principal balance outstanding for all floating rate loans is indexed to LIBOR, Euribor or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, Alcentra Capital has provided the applicable margin over LIBOR based on each respective credit agreement.

(3)	Security is classified as Level 2 in Alcentra Capital’s fair value hierarchy.
(4)	Security is classified as Level 3 in Alcentra Capital’s fair value hierarchy.
(5)	CGGR Holdings’ Tranche B Loan was reclassified to a second lien investment as a result of a sale of a portion of the Tranche A Loan to an unaffiliated third party.
(6)	The investment has an unfunded commitment as of September 30, 2019 which is excluded from the presentation.
(7)	The investment was formerly known as LRI Holding, Inc. and Integrated Efficiency Solutions, Inc. On March 16, 2018, the name was changed to Envocore Holding, LLC.
(8)	The investment was formerly known as Cirrus Medical Staffing, Inc. On May 25, 2018, the name was changed to Epic Healthcare Staffing Intermediate Holdco, LLC.
(9)	Non-income producing security.
(10)

Alcentra Capital has represented its ownership in Class A units in 919 BSI SPV, LLC (70.7% of that entity), which in turn owns 70,700 Class A Shares of Battery Solutions, LLC (representing 18.16% of ownership of Battery Solutions, LLC).

(11)	1,764,720 Class A1 units are subject to a deferred purchase agreement equal to 95% of future proceeds less $1.00.

Set forth below is a brief description of each portfolio company in which Alcentra Capital’s investment represents 5.0% or more of Alcentra Capital’s total assets as of September 30, 2019:

CGGR Operations Holdings Corporation (“Carlton”) provides turnkey solutions addressing employee incentives/reward-program administration (Power2Motivate) and reward fulfillment and logistics (Global Reward Solutions). Carlton’s offering is typically white-labeled through customers’ websites or channel partners and targets employees and business partners. Carlton was founded in 2004 and is headquartered in Toronto, Canada.

Lighting Retrofit International, LLC (d/b/a Envocore Holding, LLC) (“Envocore”) was founded in 1991 and is headquartered in Gambrills, Maryland. Envocore is a provider of custom energy efficiency (“EE”) services to Energy Service Companies (“ESCOs”) and utility clients. Envocore acts as a subcontractor to the ESCOs and utility companies and performs design, engineering, and installation work.

Healthcare Associates of Texas, LLC (“HCAT”) is a full-service physician practice group providing primary care and multi-specialty care via three locations in the Dallas-Fort Worth metro area. HCAT is headquartered in Irving, Texas.

Impact Group, LLC (“Impact”) is a sales and marketing agency (“SMA”), which provides outsourced sales, marketing, and merchandising services to consumer packaged goods (“CPG”) companies. SMAs are an outsourced sales model utilized by CPGs to improve market coverage, increase speed to market, introduce new products, reduce internal sales and marketing costs, and better execute promotional activity. Impact represents over 900 CPG companies, with a focus on small to mid-sized brands who benefit the most from an outsourced sales model as they have limited in-house sales capabilities and geographic reach.

PharmaLogic Holdings Corp. (“PharmaLogic”) was founded in 1993 and is headquartered in Boca Raton, Florida. PharmaLogic is a provider of outsourced radiopharmaceutical products used by hospitals for medical imaging (e.g., heart, liver, brain, and lung scans). PharmaLogic serves 200+ hospitals and clinics.

MANAGEMENT OF ALCENTRA CAPITAL

Director and Executive Officer Information

Alcentra Capital’s business and affairs are managed under the direction of the Alcentra Capital Board. The number of directors on the Alcentra Capital Board is currently fixed at five directors and is divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualifies.

Certain information with respect to the directors of Alcentra Capital is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director.

For purposes of this presentation, Alcentra Capital’s directors have been divided into two groups—independent directors and interested directors. Interested directors are “interested persons” as defined in the Investment Company Act. Suhail A. Shaikh is an interested director of Alcentra Capital because he serves as an officer of Alcentra NY, and has an indirect ownership and financial interest in, and may receive compensation and/or profit distributions from, Alcentra NY.

Name	Age	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years	Director Since	Term Expires
Interested Directors
Suhail A. Shaikh	51	Chief Executive Officer of Alcentra Capital; Director	Chief Executive Officer of Alcentra Capital since March 2019; Co-President of Alcentra Capital from June 2018 to March 2019; Managing Director at Alcentra Group since June 2018 and Head of U.S. Direct Lending at Alcentra NY since January 2019; Chair of the U.S. Direct Lending Investment Committee at Alcentra Group since December 2019, member of Alcentra Group’s Executive Management Committee and Board member of Alcentra NY; Senior Investment Professional at Solar Capital Partners, a private credit fund advisor, from 2011 to 2018; Managing Director at Bank of America Merrill Lynch from 2005 to 2011	None	2019	2019

Name	Age	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years	Director Since	Term Expires

Independent Directors
Edward Grebow	69	Chairman of the Alcentra Capital Board	Managing Director of Lakewood Advisors, LLC, a financial consultancy firm, since April 2018; Managing Director of TriArtisan Capital Advisors LLC, an investment and merchant bank, from November 2013 to March 2018; President and Chief Executive Officer of Amalgamated Bank, a commercial bank, from April 2011 to November 2013	Director and Chairman of the audit committee of the board of directors of Diamond Offshore Drilling, Inc. (NYSE: DO), since July 2009; Director of Xenith Bankshares (NASDAQ: XBKS) from September 2016 to January 2018; Director of College Avenue Student Loans, a private student loan company, since 2017; Trustee of WNET, a public television network, since 2006	2016	2021

Douglas J. Greenlaw	75	Director	Chief Executive Officer of Greenlaw Investments, Inc., a private equity company, since 1998; Chairman of Community Journals, LLC, a community newspaper, since 1999; National Commander of the Military Order of the Purple Heart, USA since August 2018; Chief Executive Officer of OneMinuteNews.com, an internet news company, since 2010; Chairman and Chief Executive Officer of Greenlaw-Marshall Communications, a company that operates small market television companies, from 2005 through 2014	None	2014	2019

William H. Wright II	59	Director	Advisory Director of Virtus Global Dividend & Income Fund (NYSE: ZTR), a mutual fund, since July 2016; Advisory Director of Virtus Global Multi-Sector Income Fund (NYSE: VGI), since July 2016;	Director and Audit Committee Chair of Zweig Fund, a mutual fund, from May 2013 through July 2016; Director and Audit Chair of Zweig Total Return Fund, a mutual fund, from May 2013 through July 2016	2018	2020

Name	Age	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years	Director Since	Term Expires
			Advisory Director of Virtus Total Return Fund (NYSE: ZF), since July 2016; Advisory Director of Duff & Phelps Select Energy MLP Fund (NYSE: DSE), a mutual fund, since July 2016; Chairman of Doris Duke Charitable Foundation, a foundation, since May 2017; Trustee of Mount Sinai Health System and Icahn School of Medicine, a healthcare and medical education system, since December 1999

Frederick Van Zijl	57	Director	President of RVZ Strategic Advisors, LLC, a consulting firm, since August 2012; acting CEO of Wonder Natural Foods, Inc., a natural foods marketer, since May 2018	Director of Midwest Energy Emissions Corp., a chemical corporation, from October 2018 through May 2019.	2018	2021

The business address of the directors listed above is c/o Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.

Executive Officers Who Are Not Directors

Information regarding Alcentra Capital’s executive officers who are not directors is as follows:

Name	Age	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years

Peter M. Glaser	53	President	President of Alcentra Capital since March 2019; Co-President of Alcentra Capital from June 2018 through March 2019; Managing Director of Alcentra NY since May 2018 and member of the Alcentra Group Executive Management Committee; Co-Head of European Direct Lending at Alcentra NY since January 2019 and Chair of the European Direct Lending Investment Committee since December 2019 (member since January 2019); member of the Alcentra Group US Direct Lending Investment Committee since May 2018 and Co-Head of US Direct Lending at

Name	Age	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
			Alcentra NY from May 2018 through January 2019; Member with Kohlberg Kravis Roberts & Co., an investment firm, from October 2010 through April 2017

Ellida McMillan	51	Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary	Chief Financial Officer and Chief Operating Officer of Alcentra Capital since April 2017; Treasurer and Secretary of Alcentra Capital since November 2013; Chief Accounting Officer of Alcentra Capital from November 2013 through April 2017; Consultant with Tatum US, a financial and technology consulting and advisory firm, from March 2012 to November 2013; owner of McMillan Consulting from 2007 to 2012

Steven Levinson	53	Chief Compliance Officer	Chief Compliance Officer of Alcentra Capital since 2014; Chief Compliance Officer of Alcentra NY since 2011; Director of Hebrew Academy of the Five Towns and Rockaway

The business address of the executive officers listed above is c/o Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.

Biographical Information

The Alcentra Capital Board has determined that each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The Alcentra Capital Nominating Committee and the Alcentra Capital Board have determined that each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. Each of the directors has demonstrated high character and integrity and has expertise and diversity of experience to be able to offer advice and guidance to management of Alcentra Capital.

Independent Directors

Edward Grebow. Mr. Grebow currently serves as a Managing Director of Lakewood Advisors, LLC, a financial consultancy firm. From November 2013 through March 2018, Mr. Grebow served as a Managing Member of TriArtisan Capital Advisors, an investment and merchant bank. Mr. Grebow has served as a director and chairman of the audit committee of the board of directors of Diamond Offshore Drilling, Inc. (NYSE: DO) since July 2008. Mr. Grebow also served as a Director of Xenith Bankshares (NASDAQ: XBKS) from September 2016 to December 2017. He served as President and Chief Executive Officer of Amalgamated Bank, a commercial bank, from April 2011 to November 2013. Mr. Grebow also served as managing director of J.C. Flowers & Co. LLC, a private equity firm with a focus on financial services companies, from 2007 to March 2011, a director of Saddle River Valley Bank from 2010 to 2011 and a director of Flowers National Bank from 2008 to 2011. Mr. Grebow served as President of ULLICO Inc., an insurance and financial services firm, from 2003 to 2006. Mr. Grebow also serves as a Director of College Avenue Student Loans, a private student loan company.

The Alcentra Capital Nominating Committee believes Mr. Grebow’s broad experience in commercial and investment banking, private equity, insurance and financial services enables him to provide the Alcentra Capital Board and its committees with valuable insight.

Douglas J. Greenlaw. Mr. Greenlaw currently serves as Chief Executive Officer of Greenlaw Investments, Inc., a private equity company, and has since 1998. In addition, Mr. Greenlaw currently serves as Chairman of Community Journals, LLC, a community newspaper, and has since 1999. Mr. Greenlaw previously served as the Chairman and Chief Executive Officer of Greenlaw-Marshall Communications, a company that operates small market television companies utilizing digital spectrum and the internet to enhance profitability, from 2007 to 2014. Mr. Greenlaw also previously served as the Chief Executive Officer and a Director of Switchboard, Inc. from 1999 until 2004, during which time he led the company’s post-IPO turn-around during the tech crash and eventual sale to InfoSpace. From 1994 until 1997, Mr. Greenlaw served as President and Chief Operating Officer of Multimedia, Inc., during which time he led all divisions of the public broadcast, print, cable, and entertainment media company. Mr. Greenlaw also served as Chief Executive Officer of the Venture Division of Whittle Communications from 1991 until 1994 and also previously served as President of Advertising and Marketing at MTV Network from 1986 until 1991. Mr. Greenlaw received a B.S. from Indiana University, and is a former U.S. Army Company Commander, receiving two Purple Hearts, One Silver Star and 2 Bronze Stars for valor in combat in Vietnam.

The Alcentra Capital Nominating Committee believes that Mr. Greenlaw’s depth of experience in corporate managerial positions brings important and valuable skills to the Alcentra Capital Board and its committees.

William H. Wright II. Mr. Wright served as a Managing Director of Morgan Stanley until his retirement in 2010, having joined the firm in 1982. During his time at Morgan Stanley, Mr. Wright served as head of Corporate Finance Execution group, where he was responsible for leading and coordinating teams in the execution of complex equity offerings for multinational corporations, and as Worldwide Director of the firm’s Financial Analyst Program for two years. In May 2013, Mr. Wright was elected an independent director of Zweig Fund and Zweig Total Return Fund, where he served as chairman of the audit committees and the designated audit committee financial expert. With the restructuring of these funds in 2016, he became an advisory director to Virtus Closed End Funds. He was a founding partner of the Acumen Fund, a non-profit global venture that uses entrepreneurial approaches to solve the problems of global poverty, and a founding trustee of Donors Choose, which uses the internet to connect public school teachers to donors who fund specific project proposals for materials or experiences their students need to learn. Mr. Wright also serves as chairman of the board of the Doris Duke Charitable Foundation.

The Alcentra Capital Nominating Committee believes Mr. Wright’s years of service as a director of various organizations, his extensive financial experience and training and managerial skills bring valuable skills and knowledge of best practices to the Alcentra Capital Board and its committees.

Frederick Van Zijl. Mr. Van Zijl is the founder of RVZ Strategic Advisors, LLC, which provides consulting services on middle market private equity and credit opportunities in the insurance, specialty finance, and asset management industries. Prior to founding RVZ Strategic Advisors, LLC in 2012, Mr. Van Zijl served as a Managing Director of Fortress Investment Group from 2010 through 2012, where he focused on private equity opportunities in the financial institution, transportation, and telecommunications industries. Prior to his role at Fortress Investment Group, Mr. Van Zijl served as Managing Director and Head of U.S. Leveraged Finance, Leveraged Loans, and Mezzanine Finance at Barclays Capital from 2006 through 2009. Mr. Van Zijl also served as Managing Director of Goldman, Sachs & Co. from 1998 through 2006, where he worked in leveraged finance.

The Alcentra Capital Nominating Committee believes that Mr. Van Zijl’s experience with deep credit, corporate finance, and capital markets experience as a banker and his years as an investor provides valuable insight and skills to the Alcentra Capital Board and its committees.

Interested Directors

Suhail A. Shaikh. Mr. Shaikh serves as Chief Executive Officer of Alcentra Capital since March 2019 and also serves as Managing Director (since June 2018) and Head of U.S. Direct Lending at Alcentra NY (since January 2019), Chair of the U.S. Direct Lending Investment Committee at Alcentra Group (since December 2019), a member of Alcentra Group’s Executive Management Committee and as a member of the Board of Directors of Alcentra NY. Mr. Shaikh previously served as Co-President of Alcentra Capital from June 2018 to March 2019 and as a senior investment professional at Solar Capital Partners, LLC (“Solar”), a private credit fund advisor, from 2011 to 2018. Prior to Solar, Mr. Shaikh was in investment banking for over fifteen years as a leveraged finance specialist and financial sponsor banker, most recently as a Managing Director at Bank of America Merrill Lynch from 2005 to 2011. He previously worked at JPMorgan, CIBC and Bankers Trust. Mr. Shaikh has an M.B.A. from the Wharton School of Business and an A.B. from Middlebury College.

The Alcentra Capital Nominating Committee believes Mr. Shaikh’s leveraged finance experience and his service to Alcentra Capital as its Chief Executive Officer brings important and valuable skills to the Alcentra Capital Board and help to assist in the oversight of Alcentra Capital’s strategic goals.

Executive Officers Who Are Not Directors

Peter M. Glaser. Mr. Glaser has served as President of Alcentra Capital since March 2019 and also serves as a Managing Director and Co-Head of European Direct Lending at Alcentra NY. Mr. Glaser also serves on the Alcentra Group Executive Management Committee and has served as Chair of the Alcentra Group European Direct Lending Investment Committee since December 2019 (member since January 2019), as well as a member of the Alcentra Group US Direct Lending Investment Committee since May 2018 (Co-Head of US Direct Lending at Alcentra NY from May 2018 through January 2019). Mr. Glaser previously served as Co-President of Alcentra Capital from June 2018 to March 2019. Mr. Glaser was previously a Member of Kohlberg Kravis Roberts & Co. (“KKR”), having been with the firm from 2010 to 2017. He headed KKR Sponsor Finance, providing clients with capital structure solutions through KKR’s Private Credit and Capital Markets platforms. Mr. Glaser was previously a Managing Director at Barclays Capital from 2006 to 2010 and held roles on the U.S. Leveraged Finance team as its Co-Head of Origination & Execution and Co-Head of the Financial Sponsors Group. In his over 25-year career in finance, Mr. Glaser has also held various positions in M&A and corporate finance at Goldman Sachs, Bank of America, Dillon Read, and James D. Wolfensohn Inc. Mr. Glaser received his M.B.A. from Harvard Business School and a B.A. from the University of Pennsylvania.

Ellida McMillan. Ms. McMillan has served as Alcentra Capital’s Chief Financial Officer and Chief Operating Officer of since April 2017, and has served as Alcentra Capital’s Treasurer and Secretary since November 2013. Prior to joining Alcentra Capital, Ms. McMillan served as a CPA/Partner consultant with Tatum US, a financial and technology consulting and advisory firm. Prior to joining Tatum US, from January 2007 through March 2012, Ms. McMillan owned McMillan Consulting, which provided management and financial consulting for small to medium sized businesses, including advising on financial and strategic analysis, strategic initiatives and operational aspects. Previously, Ms. McMillan was a corporate controller at KBC Financial Holdings, a subsidiary of KBC Financial Products UK Ltd, which engaged in the sales, structuring and risk management of equity linked and equity derivatives instruments, from 2000 until 2004. Prior to KBC, Ellida was an associated director of Fixed Income Derivatives at Bear Stearns & Co. from 1999 until 2000. Ellida began her career as an auditor at Arthur Andersen in the financial service sector. Ms. McMillan holds a B.S. from Fairfield University and is a licensed CPA.

Steven Levinson. Mr. Levinson has served as Alcentra Capital’s Chief Compliance Officer since March 2014. Mr. Levinson has served as Chief Compliance Officer for Alcentra NY since October 2011. Prior to joining Alcentra NY, Mr. Levinson served as Director of Compliance at Stone Tower Capital from May 2008 to October 2011. From March 2003 to December 2006, Mr. Levinson was the Chief Audit Executive at IDT Corporation. He began his career at Price Waterhouse and spent fourteen years in the Internal Audit departments of major financial institutions. Mr. Levinson received a B.A. in Accounting and Economics from Queens College of the City University of New York and an M.B.A. with a concentration in Financial Management from Pace University.

Alcentra Capital Board Leadership Structure

The Alcentra Capital Board has designated Edward Grebow, an independent director, as Chairman of the Alcentra Capital Board and a separate lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and Alcentra Capital’s management, facilitating communication among the independent directors and Alcentra Capital’s counsel, reviewing and commenting on Alcentra Capital Board and committee meeting agendas and calling additional meetings of the independent directors as appropriate. Mr. Greenlaw currently serves as Alcentra Capital’s lead independent director. This role is separate from the role of chair of the Independent Director Committee.

Alcentra Capital’s corporate governance practices include regular meetings of the independent directors in executive session without the presence of management, the establishment of the Alcentra Capital Audit Committee, the Alcentra Capital Compensation Committee, the Alcentra Capital Valuation Committee and the Alcentra Capital Nominating Committee, each of which is comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet without the presence of interested directors and other members of management, for administering Alcentra Capital’s compliance policies and procedures.

The Alcentra Capital Board believes that its leadership structure is appropriate in light of Alcentra Capital’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, the Alcentra Capital Board believes that the appointment of an independent director as its Chairman, a separate lead independent director and the relationship of Mr. Shaikh, a member of the Alcentra Capital Board, with Alcentra NY provides an effective bridge between the Alcentra Capital Board and management, and encourages an open dialogue between management and the Alcentra Capital Board, ensuring that these groups act with a common purpose to the benefit of Alcentra Capital’s stockholders. The Alcentra Capital Board also believes that the current size of the Alcentra Capital Board creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between Alcentra Capital’s management, Alcentra NY and the Alcentra Capital Board.

Alcentra Capital Board’s Role in Risk Oversight

Oversight of Alcentra Capital’s investment activities extends to oversight of the risk management processes employed by Alcentra NY as part of its day-to-day management of Alcentra Capital’s investment activities. The Alcentra Capital Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of Alcentra NY as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Alcentra Capital Board’s risk oversight function is to ensure that the risks associated with Alcentra Capital’s investment activities are accurately identified and mitigated, and, as applicable, thoroughly investigated and responsibly addressed. Investors should note, however, that the Alcentra Capital Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

Corporate Governance

Committees of the Alcentra Capital Board

The Alcentra Capital Board met 11 times during the fiscal year 2018. Each director attended at least 75% of the total number of meetings of the Alcentra Capital Board and the committees on which such director served that were held during fiscal year 2018 while the director was a member. Please refer to “Director Compensation” below for details regarding the portions of fiscal year 2018 during which certain individuals served on the Alcentra Capital Board.

Alcentra Capital requires each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of Alcentra Capital’s stockholders. All of Alcentra Capital’s then-current directors attended Alcentra Capital’s 2018 annual meeting of stockholders. The Alcentra Capital Board has established an audit committee (the “Alcentra Capital Audit Committee”), a compensation committee (the “Alcentra Capital Compensation Committee”), the Alcentra Capital Nominating Committee, and a valuation committee (the “Alcentra Capital Valuation Committee”) and may establish ad hoc committees or working groups from time to time to assist the Alcentra Capital Board in fulfilling its oversight responsibilities, and the independent directors may receive fees and be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. In connection with the Alcentra Capital Board’s review of strategic alternatives, the Alcentra Capital Board established the Independent Director Committee, which is comprised of each of the Alcentra Capital Board’s independent directors.

The scope of the responsibilities assigned to each of the Alcentra Capital Board’s standing committees is discussed in greater detail below.

Alcentra Capital Audit Committee

The members of the Alcentra Capital Audit Committee are Messrs. Grebow, Van Zijl, Wright, and Greenlaw, each of whom meets the independence standards established by the SEC and the Nasdaq Listing Rules and is independent for purposes of the Investment Company Act. Mr. Grebow serves as chairman of the Alcentra Capital Audit Committee. The Alcentra Capital Board has determined that Mr. Grebow is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Alcentra Capital Audit Committee is responsible for approving Alcentra Capital’s independent accountants, reviewing with Alcentra Capital’s independent accountants the plans and results of the audit engagement, approving professional services provided by Alcentra Capital’s independent accountants, reviewing the independence of Alcentra Capital’s independent accountants and reviewing the adequacy of Alcentra Capital’s internal accounting controls. The Alcentra Capital Audit Committee met 4 times during the 2018 fiscal year.

Alcentra Capital Valuation Committee

The members of the Alcentra Capital Valuation Committee are Messrs. Van Zijl, Grebow, Wright, and Greenlaw. Mr. Van Zijl serves as chairman of the Alcentra Capital Valuation Committee. The Alcentra Capital Valuation Committee is responsible for aiding the Alcentra Capital Board in determining the fair value of Alcentra Capital’s portfolio investments that are not publicly traded or for which current market values are not readily available. The Alcentra Capital Board and the Alcentra Capital Valuation Committee utilize the services of independent valuation firms to help them determine the fair value of certain investments. The Alcentra Capital Valuation Committee met 8 times during the 2018 fiscal year.

Alcentra Capital Compensation Committee

The members of the Alcentra Capital Compensation Committee are Messrs. Wright, Grebow, Greenlaw, and Van Zijl. Mr. Wright serves as chairman of the Alcentra Capital Compensation Committee. The Alcentra Capital Compensation Committee is responsible for overseeing Alcentra Capital’s compensation policies generally and overseeing and setting compensation for Alcentra Capital’s directors and, as applicable, Alcentra Capital’s executive officers. The Alcentra Capital Compensation Committee also prepares, as applicable, the report on executive officer compensation that SEC rules require to be included in Alcentra Capital’s annual proxy statement. As none of Alcentra Capital’s executive officers are currently compensated by Alcentra Capital, the Alcentra Capital Compensation Committee does not produce a report on executive compensation practices. The Alcentra Capital Compensation Committee met 3 times during the 2018 fiscal year.

Alcentra Capital Nominating Committee

The members of the Alcentra Capital Nominating Committee are Messrs. Greenlaw, Grebow, Van Zijl, and Wright. Mr. Greenlaw serves as chairman of the Alcentra Capital Nominating Committee. The Alcentra Capital Nominating Committee is responsible for selecting, researching and nominating directors for election by Alcentra Capital’s stockholders, selecting nominees to fill vacancies on the Alcentra Capital Board or a committee of the Alcentra Capital Board, developing and recommending to the Alcentra Capital Board a set of corporate governance principles and overseeing the evaluation of the Alcentra Capital Board and its management.

The Alcentra Capital Nominating Committee will consider nominees to the Alcentra Capital Board recommended by a stockholder if such stockholder complies with the advance notice provisions of the Alcentra Capital Bylaws. The Alcentra Capital Bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to Alcentra Capital’s corporate secretary and comply with the other requirements contained in the Alcentra Capital Bylaws, including supporting documentation and other information such as, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act. Please refer to the Alcentra Capital Bylaws for more information.

The Alcentra Capital Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Alcentra Capital Board, but the committee considers such factors as it may deem are in Alcentra Capital’s best interests and those of its stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the Alcentra Capital Board’s annual-self assessment, the members of the Alcentra Capital Nominating Committee evaluate the membership of the Alcentra Capital Board and whether the Alcentra Capital Board maintains satisfactory policies regarding membership selection. The Alcentra Capital Nominating Committee met 6 times during the 2018 fiscal year.

Corporate Governance Documents

Alcentra Capital maintains a corporate governance webpage at the “Investor Relations” link at www.alcentracapital.com.

Alcentra Capital’s Code of Business Conduct and Board committee charters are available at Alcentra Capital’s corporate governance webpage at www.alcentracapital.com and are also available to any stockholder who requests them by writing to Alcentra Capital’s Secretary, Ellida McMillan, at Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.

Director Independence

In accordance with the rules of Nasdaq, the Alcentra Capital Board annually determines the independence of each director. No director is considered independent unless the Alcentra Capital Board has determined that he or she has no material relationship with Alcentra Capital. Alcentra Capital monitors the status of its directors and officers through the activities of the Alcentra Capital Nominating Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Alcentra Capital Board uses the definition of director independence set forth in the Nasdaq Listing Rules. Section 5605 provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of Alcentra Capital, as defined in Section 2(a)(19) of the Investment Company Act. Section 2(a)(19) of the Investment Company Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with Alcentra Capital or Alcentra NY.

The Alcentra Capital Board has determined that each of the directors is independent and has no relationship with Alcentra Capital, except as a director and stockholder of Alcentra Capital, with the exception of Mr. Shaikh.

Annual Evaluation

Alcentra Capital’s directors perform an evaluation, at least annually, of the effectiveness of the Alcentra Capital Board and its committees. This evaluation includes Alcentra Capital Board and Alcentra Capital Board committee discussion.

Communication with the Alcentra Capital Board

Alcentra Capital believes that communications between the Alcentra Capital Board, its stockholders and other interested parties are an important part of its corporate governance process. Stockholders with questions about Alcentra Capital are encouraged to contact Alcentra Capital’s Investor Relations department at (212) 922-8240. However, if stockholders believe that their questions have not been addressed, they may communicate with the Alcentra Capital Board by sending their communications to Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, Attn: Board of Directors. All stockholder communications received in this manner will be delivered to one or more members of the Alcentra Capital Board.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to the Alcentra Capital Audit Committee.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Executive Compensation

None of Alcentra Capital’s executive officers is currently compensated directly by Alcentra Capital. Alcentra Capital does not currently have any employees. Alcentra Capital’s day-to-day operations are managed by Alcentra NY.

The compensation of the Chief Financial Officer and the Chief Compliance Officer and their respective staffs is paid by Alcentra NY, and Alcentra Capital may reimburse to Alcentra NY Alcentra Capital’s allocable portion of such compensation pursuant to the Alcentra Capital Investment Advisory Agreement.

Director Compensation

Alcentra Capital’s independent directors each receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in-person each Alcentra Capital Board meeting and $1,000 for each Alcentra Capital Board meeting they participate in telephonically. In addition, each independent director receives $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each Alcentra Capital Audit Committee, Alcentra Capital Compensation Committee, Alcentra Capital Nominating Committee, and Alcentra Capital Valuation Committee meeting attended in person or telephonically. The chair of the Alcentra Capital Audit Committee receives an annual fee of $10,000, and the respective chairs of the Alcentra Capital Compensation Committee, the Alcentra Capital Nominating Committee and the Alcentra Capital Valuation Committee each receives an annual fee of $5,000. The Lead Independent Director also receives an annual fee of $15,000. The Alcentra Capital Board may establish ad hoc committees or working groups from time to time to assist the Alcentra Capital Board in fulfilling its oversight responsibilities, and the independent directors may receive fees and be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith.

In connection with the Alcentra Capital Board’s review of strategic alternatives, the Alcentra Capital Board established the Independent Director Committee in April 2018, which is comprised of each independent director on the Alcentra Capital Board. Effective April 2018, each member of the Independent Director Committee received a monthly fee of $1,000, and the chair of the Independent Director Committee received an additional monthly retainer of $5,000 for his services as chair and the increased responsibilities associated therewith. Effective November 2018, each member of the Independent Director Committee received $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each meeting of the committee attended in person or telephonically, rather than $1,000 per month. In addition, effective November 2018, the chair of the Independent Director Committee received a monthly retainer of $4,000, a reduction from the previous $5,000 per month retainer. Effective May 1, 2019, each member of the Independent Director Committee receives a $10,000 monthly retainer in lieu of the $1,000 per meeting fee that was effective starting in November 2018. In addition, the chair of the Independent Director Committee receives an additional $5,000 monthly retainer in lieu of the previous $4,000 monthly retainer.

Alcentra Capital has obtained directors’ and officers’ liability insurance on behalf of its directors and officers.

For the three and nine months ended September 30, 2019, Alcentra Capital recorded directors’ fee expense of $213,270 and $587,946, respectively, which includes fees relating to Alcentra Capital’s review of strategic alternatives, of which $225,750 was payable at September 30, 2019. For the year ended December 31, 2018, Alcentra Capital recorded directors’ fee expense of $428,161, of which $36,125 was payable at December 31, 2018.

The following table shows information regarding the compensation earned by Alcentra Capital’s directors for the fiscal year ended December 31, 2018. No compensation is paid to directors who are employees of Alcentra NY for their service as directors.

Name	Aggregate Cash Compensation from Alcentra Capital Corporation(1)	Total Compensation from Alcentra Capital Corporation Paid to Director(2)
Interested Directors
Paul J. Echausse(3)	—	—
Paul Hatfield(4)	—	—
David Scopelliti(5)	—	—
Vijay Rajguru(6)	—	—
Suhail A. Shaikh(10)	—	—
Independent Directors
T. Ulrich Brechbühl(7)	$49,250	$49,250
Edward Grebow	$123,215	$123,215
Douglas J. Greenlaw	$105,288	$105,288
Steven H. Reiff(8)	$78,750	$78,750
William H. Wright II(9)	$19,694	$19,694
Frederick Van Zijl(9)	$19,889	$19,889

(1)	For a discussion of the independent directors’ compensation, see above.
(2)	Alcentra Capital does not maintain a stock or option plan, non-equity incentive plan or pension plan for its directors.
(3)	Mr. Echausse resigned from the Alcentra Capital Board effective January 8, 2018.
(4)	Mr. Hatfield resigned from the Alcentra Capital Board effective May 4, 2018.
(5)	Mr. Scopelliti resigned from the Alcentra Capital Board effective June 22, 2018.
(6)	Mr. Rajguru was appointed to the Alcentra Capital Board effective May 4, 2018 and resigned from the Alcentra Capital Board effective November 30, 2019.
(7)	Mr. Brechbühl resigned from the Alcentra Capital Board effective May 1, 2018.

(8)	Mr. Reiff resigned from the Alcentra Capital Board effective June 25, 2018.
(9)	Messrs. Wright and Van Zijl were each appointed to the Alcentra Capital Board effective September 16, 2018.
(10)	Mr. Shaikh was appointed to the Alcentra Capital Board effective November 30, 2019.

Code of Business Conduct

Alcentra Capital’s code of business conduct, which applies to directors and executive officers of Alcentra Capital, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of Alcentra Capital. Pursuant to the code of business conduct, which is available on Alcentra Capital’s website under the “Investor Relations” link at www.alcentracapital.com, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Alcentra Capital Audit Committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Alcentra Capital Board.

Codes of Ethics

Alcentra Capital and Alcentra NY have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by Alcentra Capital, so long as such investments are made in accordance with such code’s requirements. The code of ethics is available free of charge on the EDGAR Database on the SEC’s website at www.sec.gov and on Alcentra Capital’s website at www.alcentracapital.com.

Portfolio Management

Each investment opportunity requires majority, and generally receives the unanimous, approval of the Alcentra Investment Committee, which is comprised of Messrs. Shaikh, Glaser and Hart. Follow-on investments in existing portfolio companies may require the Alcentra Investment Committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, may require approval by the Alcentra Investment Committee. The day-to-day management of investments approved by the Alcentra Investment Committee are overseen by Mr. Shaikh, with assistance on origination from Mr. Glaser.

Each of Messrs. Shaikh, Glaser and Hart has an indirect ownership and financial interest in, and may receive compensation and/or profit distributions from, Alcentra NY. None of Messrs. Shaikh, Glaser or Hart receives any direct compensation from Alcentra Capital.

Alcentra Investment Committee

The Alcentra Investment Committee meets regularly to consider Alcentra Capital’s investments, direct Alcentra Capital’s strategic initiatives and supervise the actions taken by Alcentra NY on Alcentra Capital’s behalf. In addition, the Alcentra Investment Committee reviews and determine by majority vote whether to make prospective investments identified by Alcentra NY and monitor the performance of Alcentra Capital’s investment portfolio.

The members of the Alcentra Investment Committee receive compensation from Alcentra NY or its affiliates that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services.

Biographical information for Mr. Hart can be found below. Biographical information for Messrs. Shaikh and Glaser may be found above under “—Biographical Information.”

Leland Hart joined Alcentra Group in January 2018 and serves as the Co-Chief Investment Officer based in the United States, sitting on the U.S. Liquid (Loans and High Yield) Investment Committee and the U.S. Direct Lending Committee. Mr. Hart is also a member of the European Liquid (Loans and High Yield) Investment Committee and of Alcentra Group’s Executive Management Committee. Mr. Hart joined Alcentra Group from BlackRock Asset Management, where he was head of loans and CLO groups, as well as co-head of the global infrastructure debt group and a Managing Director starting in 2009. Prior to BlackRock, Mr. Hart was a Managing Director in the Leveraged Capital Markets Group of Lehman Brothers, where he worked for eight years. He started his career as a banker at Continental Bank and, following the bank’s merger with Bank of America, he joined Bank of America’s high yield group. He earned a B.A., cum laude, from Middlebury College in 1991 and a M.B.A. degree from the University of Chicago in 1997.

The following table sets out the dollar range of Alcentra Capital’s equity securities beneficially owned by each member of the Alcentra Investment Committee as of December 6, 2019.

Name of Portfolio Manager	Dollar Range of Equity Securities in Alcentra Capital(1)(2)(3)
Suhail A. Shaikh	$100,001 - $500,000
Peter M. Glaser	$100,001 - $500,000
Leland Hart	$100,001 - $500,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of equity securities beneficially owned is based on the closing price of Alcentra Capital Common Stock of $9.00 per share on December 6, 2019 on the Nasdaq Global Select Market.

Certain of Alcentra Capital’s executive officers and directors, and members of the Alcentra Investment Committee, serve or may serve as officers, directors or principals of other entities and affiliates of Alcentra NY and investment funds managed by Alcentra NY or its affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in Alcentra Capital or Alcentra Capital stockholders’ best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to Alcentra Capital. Members of the Alcentra Investment Committee may have significant responsibilities for other funds. Similarly, although the professional staff of Alcentra NY will devote as much time to the management of Alcentra Capital as appropriate to enable Alcentra NY to perform its duties in accordance with the Alcentra Capital Investment Advisory Agreement, the investment professionals of Alcentra NY may have conflicts in allocating their time and services among Alcentra Capital, on the one hand, and investment vehicles managed by Alcentra NY or one or more of its affiliates, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of Alcentra NY and its officers and employees will not be devoted exclusively to the business of Alcentra Capital but will instead be allocated between the business of Alcentra Capital and the management of these other investment vehicles.

In addition, certain funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, Alcentra Capital. Consequently, Alcentra Capital, on the one hand, and these other entities, on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Alcentra NY endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Alcentra Capital. Nevertheless, it is possible that Alcentra Capital may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Alcentra NY. In addition, there may be conflicts in the allocation of investments among Alcentra Capital and the funds managed by investment managers affiliated with Alcentra NY or one or more of Alcentra Capital’s controlled affiliates or among the funds they manage, including investments made pursuant to the co-investment exemptive relief granted to Alcentra Capital by the SEC. Further, such other Alcentra NY-managed funds may hold positions in portfolio companies in which Alcentra Capital have also invested. Such investments may raise potential conflicts of interest between Alcentra Capital and such other Alcentra NY-managed funds, particularly if Alcentra Capital and such other Alcentra NY-managed funds invest in different classes or types of securities or investments of the same underlying portfolio company. In that regard, actions may be taken by such other Alcentra NY-managed funds that are adverse to Alcentra Capital’s interests, including, but not limited to, during a restructuring, bankruptcy or other insolvency proceeding or similar matter occurring at the underlying portfolio company.

Alcentra Capital Management Agreements

Alcentra Capital Investment Advisory Agreement

Alcentra NY serves as Alcentra Capital’s investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of the Alcentra Capital Board and in accordance with the Investment Company Act, Alcentra NY manages Alcentra Capital’s day-to-day operations and provides investment advisory services to Alcentra Capital. Under the terms of the Alcentra Capital Investment Advisory Agreement, Alcentra NY:

•	determines the composition of Alcentra Capital’s portfolio, the nature and timing of the changes to Alcentra Capital’s portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments Alcentra Capital makes;

•	executes, closes, services and monitors the investments Alcentra Capital makes;

•	determines the securities and other assets that Alcentra Capital purchases, retains or sells;

•	performs due diligence on prospective portfolio companies;

•	provides Alcentra Capital with such other investment advisory, research and related services as Alcentra Capital may, from time to time, reasonably require for the investment of its funds;

•	provides, on Alcentra Capital’s behalf, significant managerial assistance to any of its portfolio companies that have requested such assistance; and

•

provides Alcentra Capital with office facilities, equipment, clerical, bookkeeping and record keeping services at such office facilities and such other services as Alcentra NY, subject to review by the Alcentra Capital Board, shall from time to time determine to be necessary or useful to Alcentra Capital’s operations.

Pursuant to the Alcentra Capital Investment Advisory Agreement, Alcentra Capital has agreed to pay Alcentra NY a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee will ultimately be borne by Alcentra Capital’s stockholders.

For the three and nine months ended September 30, 2019, Alcentra Capital recorded expenses for base management fees of $835,825 and $2,543,009, respectively, of which $835,825 and $1,120,356, respectively, was waived by Alcentra NY. Of the $835,825 and $1,120,356 in base management fees waived by Alcentra NY during the three and nine months ended September 30, 2019, respectively, $139,304 and $423,835, respectively, was waived pursuant to the temporary 25 basis point reduction in the base management fee agreed to by Alcentra NY until April 30, 2020, and $696,521 and $696,521, respectively, was voluntarily waived by Alcentra NY in its sole discretion. No base management fee was payable at September 30, 2019. For the year ended December 31, 2018, Alcentra Capital recorded expenses for base management fees of $4,133,136, of which $419,640 was waived by Alcentra NY and $765,659 was payable at December 31, 2018. For the year ended December 31, 2017, Alcentra Capital recorded expenses for base management fees of $4,975,349, of which $1,330,420 was waived by Alcentra NY and $1,265,172 was payable at December 31, 2017. For the year ended December 31, 2016, Alcentra Capital recorded expenses for base management fees of $5,209,684, of which none was waived by Alcentra NY and $1,301,591 was payable at December 31, 2016.

Management Fee

Under the Alcentra Capital Investment Advisory Agreement, Alcentra Capital has agreed to pay Alcentra NY an annual base management fee, which is calculated at an annual rate as follows: 1.50% of its gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if its gross assets are less than or equal to $625,000,000; 1.40% if its gross assets are greater than or equal to $625,000,001 but less than or equal to $750,000,000; and 1.25% if its gross assets are greater than or equal to $750,000,001. The various management fee percentages (i.e. 1.50%, 1.40% and 1.25%) would apply to Alcentra Capital’s entire gross assets in the event its gross assets exceed the various gross asset thresholds. The base management fee is payable quarterly in arrears and is calculated based on the average value of Alcentra Capital’s gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters.

On May 4, 2018, Alcentra NY agreed to a temporary voluntary 25 basis point reduction, from May 1, 2018 to April 30, 2019, across all of these base management fee breakpoints. On May 3, 2019, Alcentra NY agreed to a continuation of the temporary 25 basis point reduction across all of the base management fee breakpoints under the Alcentra Capital Investment Advisory Agreement, effective from May 1, 2019 to April 30, 2020.

Although Alcentra Capital does not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will equal their current market value, not their notional value, will be included in Alcentra Capital’s calculation of gross assets. For services rendered under the Alcentra Capital Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of Alcentra Capital’s gross assets, excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), at the end of the two most recently completed calendar quarters. Base management fees for any partial month or quarter will be appropriately pro-rated.

Incentive Fee

Alcentra Capital pays Alcentra NY an incentive fee. Incentive fees are calculated as set forth below and payable quarterly in arrears. The incentive fee, which provides Alcentra NY with a share of the income that it generates for Alcentra Capital, has two components, ordinary income and capital gains, calculated as follows:

The ordinary income component is calculated and payable quarterly in arrears based on Alcentra Capital’s pre-incentive fee net investment income for the immediately preceding calendar quarter, subject to a total return requirement and deferral of non-cash amounts, and is 20.0% of the amount, if any, by which Alcentra Capital’s pre-incentive fee net investment income, expressed as a rate of return on the value of its net assets attributable to Alcentra Capital Common Stock, for the immediately preceding calendar quarter, exceeds a 2.0% hurdle rate or preferred return and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, Alcentra NY receives no incentive fee until Alcentra Capital’s pre-incentive fee net investment income equals the hurdle rate or preferred return of 2.0%, but then receives, as a “catch-up,” 50% of Alcentra Capital’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate or preferred return but is less than 2.5%. Alcentra NY receives 20% of Alcentra Capital’s pre-incentive fee net investment income, if any, that exceeds 2.5%. For this purpose, pre-incentive fee net investment income means interest income (including on Alcentra Capital’s investments in U.S. Treasury Bills), dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that Alcentra Capital receives from portfolio companies) accrued during the calendar quarter, minus Alcentra Capital’s operating expenses for the quarter (including the base management fee, administrative expenses payable under the Alcentra Capital Investment Advisory Agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously paid incentive fees based on the deferral of non-cash interest). Pre-incentive fee net investment income excludes, in the case of investments with a deferred interest feature

(such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income until Alcentra Capital has received such income in cash.

The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of Alcentra Capital’s pre-incentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20.0% of the amount by which Alcentra Capital’s pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation for Alcentra Capital’s then-current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) is paid to Alcentra NY, together with interest thereon from the date of deferral to the date of payment, only if and to the extent Alcentra Capital actually receives such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such accounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possible elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter, and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle, and there is no delay of payment if prior quarters are below the quarterly hurdle. Alcentra NY has agreed to permanently waive any interest accrued on the portion of the incentive fee attributable to deferred interest (such as PIK interest or OID).

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that Alcentra Capital may pay an incentive fee in a quarter where Alcentra Capital incurs a loss, subject to the total return requirement and deferral of non-cash amounts. For example, if Alcentra Capital receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate or preferred return, Alcentra Capital will pay the applicable incentive fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses. Alcentra Capital’s net investment income used to calculate this component of the incentive fee is also included in the amount of Alcentra Capital’s gross assets used to calculate the base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-incentive Fee Net Investment Income

Allocated to Income-Related Portion of Incentive Fee

The capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Alcentra Capital Investment Advisory Agreement, as of the termination date), and is equal to 20.0% of Alcentra Capital’s cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of Alcentra Capital’s aggregate cumulative realized capital losses and Alcentra Capital’s aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the Alcentra Capital Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

Payment of Alcentra Capital’s Expenses

All personnel of Alcentra NY, except for Alcentra Capital’s Chief Compliance Officer and Chief Financial Officer, when and to the extent engaged in providing investment advisory and management services to Alcentra Capital, and the compensation and routine overhead expenses of personnel allocable to these services to Alcentra Capital, are provided and paid for by Alcentra NY and not by Alcentra Capital. Alcentra Capital bears all other out-of-pocket costs and expenses of its operations and transactions, including, without limitation, those relating to:

•	offering expenses;

•	the cost of calculating its NAV;

•	the cost of effecting sales and repurchases of shares of Alcentra Capital Common Stock and other securities;

•	management and incentive fees payable pursuant to the Alcentra Capital Investment Advisory Agreement;

•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•	interest payments and other costs related to borrowings;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

•	federal and state registration fees;

•	any exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements, stockholders’ reports and notices;

•	costs of preparing government filings, including periodic and current reports with the SEC;

•	fidelity bond, liability insurance and other insurance premiums; and

•

printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either Alcentra NY or Alcentra Capital in connection with administering Alcentra Capital’s business.

Administrative Services

Under the Alcentra Capital Investment Advisory Agreement, Alcentra NY furnishes Alcentra Capital with office facilities and equipment and provides Alcentra Capital with clerical, recordkeeping and other administrative services at such facilities. Under the Alcentra Capital Investment Advisory Agreement, Alcentra NY also provides managerial assistance on Alcentra Capital’s behalf to those portfolio companies that have accepted its offer to provide such assistance.

Payments under the Alcentra Capital Investment Advisory Agreement for the provision of administrative services are equal to an amount based upon Alcentra Capital’s allocable portion (subject to the review of the Alcentra Capital Board) of Alcentra NY’s overhead in performing its obligations under the Alcentra Capital Investment Advisory Agreement, including the fees and expenses associated with performing financial reporting and compliance functions. Alcentra Capital’s officers are employees of Alcentra NY and Alcentra Capital may pay the allocable portion of the compensation of Alcentra Capital’s Chief Financial Officer and Chief Compliance Officer and their staffs pursuant to the Alcentra Capital Investment Advisory Agreement.

Duration and Termination

On May 3, 2019, at an in-person meeting, the Alcentra Capital Board, including a majority of the directors who were not “interested persons,” as defined in the Investment Company Act, of Alcentra Capital or Alcentra NY, approved the Alcentra Capital Investment Advisory Agreement for a one-year term through May 4, 2020. Unless earlier terminated as described below, the Alcentra Capital Investment Advisory Agreement will remain in effect from year to year thereafter if approved annually by the Alcentra Capital Board or by the affirmative vote of the holders of a majority of Alcentra Capital’s outstanding voting securities, and, in either case, if also approved by a majority of Alcentra Capital’s directors who are not “interested persons” of Alcentra Capital under Section 2(a)(19) of the Investment Company Act. The Alcentra Capital Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the Investment Company Act, by Alcentra NY and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of Alcentra Capital’s outstanding voting securities may also terminate the Alcentra Capital Investment Advisory Agreement without penalty upon 60 days’ written notice.

Indemnification

The Alcentra Capital Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Alcentra Capital Investment Advisory Agreement, Alcentra NY and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from Alcentra Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering by Alcentra NY of its services under the Alcentra Capital Investment Advisory Agreement or otherwise as Alcentra Capital’s investment adviser.

Organization of Alcentra NY

Alcentra NY is a Delaware limited liability company. The principal executive offices of Alcentra NY are located at 200 Park Avenue, 7th Floor, New York, New York 10166.

Alcentra Capital Board Approval of the Alcentra Capital Investment Advisory Agreement

At a meeting of the Alcentra Capital Board held in May 2019, the Alcentra Capital Board voted unanimously to reapprove the Alcentra Capital Investment Advisory Agreement. In reaching a decision to approve the Alcentra Capital Investment Advisory Agreement, the Alcentra Capital Board reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services provided to Alcentra Capital by Alcentra NY;

•	the investment performance of Alcentra Capital and Alcentra NY;

•	comparative data with respect to the investment performance of other BDCs with similar investment objectives, strategies, risks, restrictions and types of securities purchased;

•	comparative data with respect to advisory and incentive fees or similar expenses paid by other BDCs with similar investment objectives and asset levels;

•	Alcentra Capital’s operating expenses compared to those of other BDCs with similar investment objectives, strategies, risks, restrictions and types of securities purchased;

•	any existing and potential sources of indirect income to Alcentra NY from its relationships with Alcentra Capital and the profitability of those relationships;

•	information about the services performed and the personnel performing such services under the Alcentra Capital Investment Advisory Agreement;

•	economies of scale realized by Alcentra NY (or that possibly might be realized by Alcentra NY in the future) in connection with Alcentra NY’s provision of services to Alcentra Capital; and

•	the organizational capability and financial condition of Alcentra NY.

Based on the information reviewed and the considerations detailed above, the Alcentra Capital Board including all of the directors who are not “interested persons,” as that term is defined in the Investment Company Act, of Alcentra Capital or Alcentra NY, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the Alcentra Capital Investment Advisory Agreement for a one-year term.

Alcentra Capital Administration Agreement

Under the Alcentra Capital Administration Agreement, State Street provides Alcentra Capital with financial reporting, post-trade compliance, and treasury services. In providing these services, State Street oversees the performance of Alcentra Capital’s required administrative services, which includes being responsible for the financial and other records that Alcentra Capital is required to maintain and preparing reports to Alcentra Capital’s stockholders and reports and other materials filed with the SEC. State Street provides post-trade compliance services including performing the applicable SEC, IRS, and BDC compliance testing, provides monthly and quarterly reporting and maintains a compliance testing matrix and performs an annual update. In addition, State Street assists Alcentra Capital in determining and publishing its NAV, overseeing the preparation and filing of its tax returns, the printing and dissemination of reports and other materials to its stockholders and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to Alcentra Capital by others.

Payments under the Alcentra Capital Administration Agreement equal (i) a fixed annual fee of $130,000, paid in quarterly installments, (ii) an annual fee equal to 9 basis points of Alcentra Capital’s net assets, plus incidental charges, paid quarterly in arrears, (iii) an annual loan administration fee of 2.5 basis points of Alcentra Capital’s debt investments at fair value, paid quarterly in arrears, and (iv) additional fees and expenses as incurred each quarter, as provided for under the Alcentra Capital Administration Agreement. Alcentra Capital also reimburses State Street for reasonable out-of-pocket expenses incurred by State Street for services performed on Alcentra Capital’s behalf under the Alcentra Capital Administration Agreement.

License Agreement

Alcentra Capital has entered into a License Agreement with Alcentra NY under which Alcentra NY has agreed to grant Alcentra Capital a non-exclusive, royalty-free license to use the name “Alcentra.” Under this agreement, Alcentra Capital has a right to use the “Alcentra” name for so long as Alcentra NY or one of its affiliates remains Alcentra Capital’s investment adviser. Other than with respect to this limited license, Alcentra Capital has no legal right to the “Alcentra” name. The License Agreement will remain in effect for so long as the Alcentra Capital Investment Advisory Agreement with Alcentra NY is in effect.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF ALCENTRA CAPITAL

Transactions with Related Persons

Alcentra Capital Investment Advisory Agreement

Alcentra Capital has entered into the Alcentra Capital Investment Advisory Agreement, pursuant to which Alcentra NY manages Alcentra Capital’s day-to-day operations, provides investment advisory services to Alcentra Capital, furnishes Alcentra Capital with office facilities and equipment and provides Alcentra Capital with clerical, recordkeeping and other administrative services at such facilities. Under the Alcentra Capital Investment Advisory Agreement, Alcentra NY also provides managerial assistance on Alcentra Capital’s behalf to those portfolio companies that have accepted Alcentra Capital’s offer to provide such assistance.

Pursuant to the Alcentra Capital Investment Advisory Agreement, Alcentra Capital has agreed to pay Alcentra NY a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. Payments made under the Alcentra Capital Investment Advisory Agreement to Alcentra NY for the provision of administrative services are equal to an amount based upon Alcentra Capital’s allocable portion (subject to the review of the Alcentra Capital Board) of Alcentra NY’s fees and expenses in performing its obligations under the Alcentra Capital Investment Advisory Agreement, including the fees and expenses associated with performing financial reporting and compliance functions. Alcentra Capital’s officers are employees of Alcentra NY, and Alcentra Capital may pay its allocable portion of the compensation of its Chief Financial Officer and Chief Compliance Officer and their staffs pursuant to the Alcentra Capital Investment Advisory Agreement. See “Management of Alcentra Capital” for more information regarding the Alcentra Capital Investment Advisory Agreement.

For the three and nine months ended September 30, 2019, Alcentra Capital recorded expenses for base management fees of $835,825 and $2,543,009, respectively, of which $835,825 and $1,120,356, respectively, was waived by Alcentra NY. Of the $835,825 and $1,120,356 in base management fees waived by Alcentra NY during the three and nine months ended September 30, 2019, respectively, $139,304 and $423,835, respectively, was waived pursuant to the temporary 25 basis point reduction in the base management fee agreed to by Alcentra NY until April 30, 2020, and $696,521 and $696,521, respectively, was voluntarily waived by Alcentra NY in its sole discretion. No base management fee was payable at September 30, 2019. Alcentra Capital paid Alcentra NY approximately $4.4 million for the year ended December 31, 2018, which amount includes management fees and any reimbursements made pursuant to the Alcentra Capital Investment Advisory Agreement. There were no incentive fees paid by Alcentra Capital to Alcentra NY during fiscal year 2018.

License Agreement

Alcentra Capital has entered into a license agreement with Alcentra NY pursuant to which Alcentra NY has granted Alcentra Capital a non-exclusive, royalty-free license to use the name “Alcentra.”

Co-Investment Opportunities

The Investment Company Act prohibits Alcentra Capital from making certain negotiated co-investments with affiliates unless Alcentra Capital receives an order from the SEC permitting Alcentra Capital to do so. On December 30, 2015, the SEC granted Alcentra Capital relief sought in an exemptive application that expanded Alcentra Capital’s ability to co-invest in portfolio companies with certain other funds managed by Alcentra NY or certain of its affiliates, subject to compliance with certain conditions. Under the terms of the order, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of Alcentra Capital’s independent directors must make certain conclusions in connection with a co-investment transaction, including, but not limited to, (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to Alcentra Capital and its stockholders and do not involve overreaching with respect to Alcentra Capital or its stockholders on the part of any person concerned and (2) the potential co-investment transaction is consistent with the interests of Alcentra Capital’s stockholders and is consistent with Alcentra Capital’s then-current objectives and strategies. On March 27, 2018, the SEC granted Alcentra Capital relief sought in a new exemptive application that further expanded its ability to co-invest in portfolio companies with certain other funds managed by Alcentra NY or certain of its affiliates, subject to compliance with certain conditions. The March 2018 exemptive relief is substantially similar to the exemptive relief from the SEC Alcentra Capital received in December 2015, except that it also permits Alcentra Capital to co-invest in negotiated transactions with certain funds to which Alcentra NY serves as sub-adviser. Alcentra Capital intends to co-invest with certain of its affiliates, subject to the conditions included in the March 2018 SEC order for exemptive relief. If Alcentra Capital and an affiliate are unable to rely on the exemptive order to complete a transaction together, then Alcentra NY will determine which entity will proceed with the investment.

Review, Approval or Ratification of Transactions with Related Person

Alcentra Capital has procedures in place for the review, approval and monitoring of transactions involving Alcentra Capital and certain persons related to Alcentra Capital. As a BDC, the Investment Company Act restricts Alcentra Capital from participating in certain transactions with certain persons affiliated with Alcentra Capital, including its officers, directors, and employees and any person controlling or under common control with Alcentra Capital.

In order to ensure that Alcentra Capital does not engage in any prohibited transactions with any persons affiliated with Alcentra Capital, Alcentra Capital’s officers screen each of Alcentra Capital’s transactions for any possible affiliations, close or remote, between the proposed portfolio investment, Alcentra Capital, companies controlled by it and its employees and directors.

Alcentra Capital will not enter into any transactions unless and until Alcentra Capital is satisfied that the transaction is not prohibited by the Investment Company Act or, if such prohibitions exist, Alcentra Capital has taken appropriate actions to seek Alcentra Capital Board review and approval or exemptive relief from the SEC for such transaction.

Director Independence

In accordance with the rules of Nasdaq, the Alcentra Capital Board annually determines the independence of each director. No director is considered independent unless the Alcentra Capital Board has determined that he or she has no material relationship with Alcentra Capital. Alcentra Capital monitors the status of its directors and officers through the activities of the Alcentra Capital Nominating Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Alcentra Capital Board uses the definition of director independence set forth in the Nasdaq Listing Rules. Section 5605 provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of Alcentra Capital, as defined in Section 2(a)(19) of the Investment Company Act. Section 2(a)(19) of the Investment Company Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with Alcentra Capital or Alcentra NY.

The Alcentra Capital Board has determined that each of the directors is independent and has no relationship with Alcentra Capital, except as a director and stockholder of Alcentra Capital, with the exception of Mr. Shaikh due to his relationship with Alcentra NY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF ALCENTRA CAPITAL

As of December 6, 2019, no person was deemed to control Alcentra Capital, as such term is defined in the Investment Company Act. The following table sets forth, as of December 6, 2019, information with respect to the beneficial ownership of Alcentra Capital Common Stock by:

•	each person known to Alcentra Capital to beneficially own 5% or more of the outstanding shares of Alcentra Capital Common Stock;

•	BNY Mellon;

•	each member of the Alcentra Capital Board and each executive officer of Alcentra Capital; and

•	all of the members of the Alcentra Capital Board and executive officers of Alcentra Capital as a group.

Beneficial ownership is determined in accordance with the rules promulgated by the SEC and includes voting or investment power with respect to the securities. With respect to persons known to Alcentra Capital to beneficially own 5% or more of the outstanding shares of Alcentra Capital Common Stock and BNY Mellon, such knowledge is based on beneficial ownership filings made by the holders with the SEC and other information known to Alcentra Capital.

There are no shares of Alcentra Capital Common Stock subject to options that are currently exercisable or exercisable within 60 days of December 6, 2019. The percentage ownership is based on 12,875,566 shares of Alcentra Capital Common Stock outstanding as of December 6, 2019.

Unless otherwise indicated, to Alcentra Capital’s knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all of Alcentra Capital’s executive officers and directors is c/o Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, NY 10166.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)		Percentage of Class	Estimated Pro Forma Percentage(8)
5% Owners
The Stillwell Group(2)	1,101,491	(3)	8.6%	1.71%
Caxton Corporation(4)	767,000		6.0%	1.19%
San Bernardino County Employees’ Retirement Association(5)	725,499		5.6%	1.12%
Other
The Bank of New York Mellon Corporation(6)	583,003		4.5%	0.90%
Directors
Suhail A. Shaikh	37,000		*	*
Edward Grebow	36,708	(7)	*	*
Douglas J. Greenlaw	1,000		*	*
Frederick Van Zijl	—		—	—
William H. Wright II	—		—	—
Non-Director Executive Officers
Steven Levinson	—		—	—
Ellida McMillian	2,600		*	*
Peter M. Glaser	37,000		*	*
Executive officers and directors as a group (8 persons)	114,308		*	*

*	Less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

(2)

Based on Amendment No. 8 to Schedule 13D filed with the SEC jointly by Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”); Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Associates, L.P., a Delaware limited partnership (“Stilwell Associates”); Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”), and the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, and Stilwell Associates; and Joseph Stilwell, the managing member and owner of Stilwell Value LLC (collectively, the “Stilwell Group”) on May 21, 2019 (the “Stilwell Group Schedule 13D/A”). The principal business address of the Stilwell Group is 111 Broadway, 12th Floor, New York, New York 10006. Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, Stilwell Associates, Stilwell Value LLC and Joseph Stilwell share power to vote or direct the vote of and dispose or direct the disposition of 1,101,491 shares of Alcentra Capital Common Stock.

(3)	Excludes cash-settled swaps disclosed in the Stilwell Group Schedule 13D/A representing economic exposure to an aggregate of 363,449 shares of Alcentra Capital Common Stock.
(4)

Based on the Schedule 13G filed with the SEC jointly by Caxton Corporation and Bruce S. Kovner on February 4, 2019. The principal business address of Caxton Corporation and Mr. Kovner is 731 Alexander Road, Building 2, Suite 500, Princeton, New Jersey 08540. Caxton Corporation and Mr. Kovner share power to vote or direct the vote of and dispose or direct the disposition of 767,000 shares of Alcentra Capital Common Stock.

(5)	SBCERA’s principal business address is 348 W. Hospitality Lane, Third Floor, San Bernardino, California 92415.
(6)

As of December 6, 2019, advisory clients of BNY Mellon’s direct and indirect wholly-owned subsidiaries owned 583,003, or 4.53%, of the outstanding shares of Alcentra Capital Common Stock. BNY Mellon may be deemed to be the beneficial owner of such shares in accordance with Rule 13d-3 under the Exchange Act. The principal business address of BNY Mellon is 240 Greenwich Street, New York, NY 10286.

(7)

Mr. Grebow is deemed to have beneficial ownership of (i) 500 shares of Alcentra Capital Common Stock held by the Madeline Grebow Children’s Trust and (ii) 36,208 shares Alcentra Capital Common Stock held directly by Mr. Grebow.

(8)

Estimated Pro Forma Percentage assumes the conversion of 12,875,566 shares of Alcentra Capital Common Stock, which was the number of shares of Alcentra Capital Common Stock outstanding as of December 6, 2019, into 5,203,016 shares of Crescent Capital Maryland BDC Common Stock and 26,065,330 shares of Crescent Capital Maryland BDC Common Stock outstanding on a pro forma basis. See “Security Ownership of Certain Beneficial Owners and Management of Crescent Capital BDC” for ownership information with respect to Crescent Capital BDC Common Stock held by each of the officers and directors of Crescent Capital.

Set forth below is the dollar range of equity securities beneficially owned by each of Alcentra Capital’s directors as of December 6, 2019. Alcentra Capital is not part of a “family of investment companies,” as that term is defined in the Investment Company Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Suhail A. Shaikh	Over $100,000
Edward Grebow	Over $100,000
Douglas J. Greenlaw	$1—10,000
William H. Wright II	None
Frederick Van Zijl	None

(1)	Dollar ranges are as follows: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)

The dollar range of equity securities beneficially owned is based on a closing price of $9.00 on December 6, 2019 on the Nasdaq Global Select Market. Beneficial ownership has been determined in accordance Rule 16a-1(a)(2) of the Exchange Act.

DESCRIPTION OF ALCENTRA CAPITAL’S CAPITAL STOCK

The following description summarizes material provisions of the MGCL, the Alcentra Capital Charter, and the Alcentra Capital Bylaws. This summary is not necessarily complete, and Alcentra Capital refers you to the MGCL, the Alcentra Capital Charter, and the Alcentra Capital Bylaws for a more detailed description of the provisions summarized below.

Stock

Alcentra Capital’s authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which are initially designated as common stock. Alcentra Capital Common Stock has been approved for listing on The Nasdaq Global Select Market under the ticker symbol “ABDC.” There are no outstanding options or warrants to purchase Alcentra Capital Common Stock. No stock has been authorized for issuance under any equity compensation plans. Alcentra Capital’s fiscal year-end is December 31. Under Maryland law, Alcentra Capital stockholders generally are not personally liable for Alcentra Capital’s debts or obligations.

The following are Alcentra Capital’s authorized classes of securities as of December 6, 2019:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Alcentra Capital or for Alcentra Capital’s Account	(4) Amount Outstanding Exclusive of Amounts Shown Under Column(3)
Common Stock	100,000,000	—	12,875,566

Under the Alcentra Capital Charter, the Alcentra Capital Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, the Alcentra Capital Charter provides that the Alcentra Capital Board, without any action by its stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Alcentra Capital has authority to issue.

Common Stock

All shares of Alcentra Capital Common Stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Alcentra Capital Common Stock if, as and when authorized by the Alcentra Capital Board and declared by Alcentra Capital out of assets legally available therefor. Shares of Alcentra Capital Common Stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of Alcentra Capital’s liquidation, dissolution or winding up, each share of Alcentra Capital Common Stock would be entitled to share ratably in all of its assets that are legally available for distribution after Alcentra Capital pays all debts and other liabilities and subject to any preferential rights of holders of Alcentra Capital preferred stock, if any preferred stock is outstanding at such time. Each share of Alcentra Capital Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of Alcentra Capital Common Stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of Alcentra Capital’s directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

The Alcentra Capital Charter authorizes the Alcentra Capital Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by Alcentra Capital’s existing common stockholders. Prior to issuance of shares of each class or series, the Alcentra Capital Board is required by Maryland law and by the Alcentra Capital Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Alcentra Capital Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Alcentra Capital Common Stock or otherwise be in their best interest.

Any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to Alcentra Capital Common Stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66 2/3% of Alcentra Capital’s gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. Alcentra Capital believes that the availability for issuance of preferred stock provides Alcentra Capital with increased flexibility in structuring future financings and acquisitions. However, Alcentra Capital does not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Alcentra Capital Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

The Alcentra Capital Charter authorizes Alcentra Capital, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director and at Alcentra Capital’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Alcentra Capital Bylaws obligate Alcentra Capital, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director and at Alcentra Capital’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Alcentra Capital Charter and the Alcentra Capital Bylaws also permit Alcentra Capital to indemnify and advance expenses to any person who served a predecessor of Alcentra Capital in any of the capacities described above and any of Alcentra Capital’s employees or agents or any employees or agents of Alcentra Capital’s predecessor. In accordance with the Investment Company Act, Alcentra Capital will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Alcentra Capital Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Alcentra Capital has also entered into indemnification agreements with each of its directors and executive officers, under which Alcentra Capital has agreed to indemnify such individuals to the fullest extent permitted by applicable law (including the MGCL and the Investment Company Act), including indemnification and/or advancement of expenses incurred in connection with participating in any action or proceeding, including any action or proceeding by or in right of Alcentra Capital, arising out of the individual’s services as a director or executive officer of Alcentra Capital. In addition, Alcentra Capital has obtained primary and excess insurance policies insuring its directors and officers against certain liabilities they may incur in their capacity as directors and officers, including liabilities and expenses that may arise out of activities that Alcentra Capital’s directors or officers have performed for another entity at Alcentra Capital’s request. The policy is subject to customary exclusions.

Certain Provisions of the Maryland General Corporation Law and the Alcentra Capital Charter and Bylaws

The MGCL, the Alcentra Capital Charter, and the Alcentra Capital Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire Alcentra Capital by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Alcentra Capital to negotiate first with the Alcentra Capital Board. Alcentra Capital believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

The Alcentra Capital Board is divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of Alcentra Capital or removal of Alcentra Capital’s incumbent management more difficult. Alcentra Capital believes, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of its management and policies.

Election of Directors

The Alcentra Capital Charter and the Alcentra Capital Bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to the Alcentra Capital Charter, the Alcentra Capital Board may amend the Alcentra Capital Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

The Alcentra Capital Charter provides that the number of directors will be set only by the Alcentra Capital Board in accordance with the Alcentra Capital Bylaws. The Alcentra Capital Bylaws provide that a majority of Alcentra Capital’s entire board of directors may at any time increase or decrease the number of directors. However, unless the Alcentra Capital Bylaws are amended, the number of directors may never be less than the minimum required by the MGCL. The Alcentra Capital Charter provides that, at such time as Alcentra Capital has at least three independent directors and Alcentra Capital Common Stock is registered under the Exchange Act, Alcentra Capital elects to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Alcentra Capital Board. Accordingly, at such time, except as may be provided by the Alcentra Capital Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Alcentra Capital Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

The Alcentra Capital Charter provides that a director may be removed only for cause, as defined in the Alcentra Capital Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which the Alcentra Capital Charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Alcentra Capital Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The Alcentra Capital Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Alcentra Capital Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to the Alcentra Capital notice of the meeting, (b) by or at the direction of the Alcentra Capital Board or (c) by a stockholder who was a stockholder of record both at the time of giving the advance notice required by the Alcentra Capital Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the Alcentra Capital Bylaws. With respect to special meetings of stockholders, only the business specified in the Alcentra Capital notice of the meeting may be brought before the meeting. Nominations of persons for election to the Alcentra Capital Board at a special meeting may be made only (1) by or at the direction of the Alcentra Capital Board or (2) provided that the special meeting has been called in accordance with the Alcentra Capital Bylaws for the purpose of electing directors, by a stockholder, who was a stockholder of record both at the time of giving the advance notice required by the Alcentra Capital Bylaws and at the time of the meeting, is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give Alcentra Capital advance notice of nominations and other business is to afford the Alcentra Capital Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Alcentra Capital Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the Alcentra Capital Bylaws do not give the Alcentra Capital Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to Alcentra Capital and its stockholders.

Calling of Special Meetings of Stockholders

The Alcentra Capital Bylaws provide that special meetings of stockholders may be called by the Alcentra Capital Board and certain of Alcentra Capital’s officers. Additionally, the Alcentra Capital Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Alcentra Capital Charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Alcentra Capital Charter also provides that certain charter amendments, any proposal for the conversion of Alcentra Capital, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for the liquidation or dissolution of Alcentra Capital requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of Alcentra Capital’s continuing directors (in addition to approval by the Alcentra Capital Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the Investment Company Act, any such amendment or proposal that would have the effect of changing the nature of Alcentra Capital’s business so as to cause Alcentra Capital to cease to be, or to withdraw Alcentra Capital’s election as, a BDC would be required to be approved by a majority of Alcentra Capital’s outstanding voting securities, as defined under the Investment Company Act. The “continuing directors” are defined in the Alcentra Capital Charter as (a) Alcentra Capital’s current directors, (b) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of Alcentra Capital’s current directors then on the Alcentra Capital Board or (c) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

The Alcentra Capital Bylaws provide that the Alcentra Capital Board will have the exclusive power to make, alter, amend or repeal any provision of the bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, the Alcentra Capital Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Alcentra Capital Board shall determine such rights apply.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, or the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in the Alcentra Capital Bylaws, compliance with the Investment Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. The Alcentra Capital Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of Alcentra Capital stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, Alcentra Capital will amend its bylaws to be subject to the Control Share Acquisition Act only if the Alcentra Capital Board determines that it would be in Alcentra Capital’s best interests and if the SEC staff does not object to its determination that Alcentra Capital being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business Combinations

Under certain provisions of Maryland law referred to as the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The Alcentra Capital Board has adopted a resolution that any business combination between Alcentra Capital and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Alcentra Capital Board, including a majority of the directors who are not interested persons as defined in the Investment Company Act. This resolution may be altered or repealed in whole or in part at any time; however, the Alcentra Capital Board will adopt resolutions so as to make Alcentra Capital subject to the provisions of the Business Combination Act only if the Alcentra Capital Board determines that it would be in Alcentra Capital’s best interests and if the SEC staff does not object to Alcentra Capital’s determination that Alcentra Capital being subject to the Business Combination Act does not conflict with the Investment Company Act. If this resolution is repealed, or the Alcentra Capital Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of Alcentra Capital and increase the difficulty of consummating any offer.

Conflict with Investment Company Act

The Alcentra Capital Bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if Alcentra Capital amends its bylaws to be subject to such Act) and the Business Combination Act, or any provision of the Alcentra Capital Charter or the Alcentra Capital Bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

DESCRIPTION OF CRESCENT CAPITAL MARYLAND BDC’S CAPITAL STOCK

As a result of the Transactions, Alcentra Capital stockholders who receive shares of Crescent Capital Maryland BDC Common Stock pursuant to the Merger Agreement, and pre-Reincorporation Merger Crescent Capital BDC stockholders who receive shares of Crescent Capital Maryland BDC Common Stock pursuant to the Reincorporation Merger, will become stockholders of Crescent Capital Maryland BDC. Your rights as stockholders of Crescent Capital Maryland BDC will be governed by Maryland law, the Crescent Capital BDC Maryland Charter and the Crescent Capital BDC Maryland Bylaws. The following description of the material terms of Crescent Capital Maryland BDC’s capital stock, including the Crescent Capital Maryland BDC Common Stock to be issued pursuant to the Merger Agreement and the Reincorporation Merger, reflects the anticipated state of affairs upon the completion of the Transactions. Crescent Capital BDC urges you to read the applicable provisions of Maryland law, the Crescent Capital BDC Maryland Charter and the Crescent Capital BDC Maryland Bylaws carefully and in their entirety.

Stock

Crescent Capital Maryland BDC’s authorized stock consists of 200,010,000 shares of stock, par value $0.001 per share, 200,000,000 of which are currently classified as common stock and 10,000 of which are currently classified as preferred stock. There are no outstanding options or warrants to purchase Crescent Capital Maryland BDC’s stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, Crescent Capital Maryland BDC’s stockholders generally are not personally liable for Crescent Capital Maryland BDC’s indebtedness or obligations.

Under the Crescent Capital BDC Maryland Charter, the Crescent Capital Maryland BDC Board is authorized to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into one or more classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the MGCL, the Crescent Capital BDC Maryland Charter provides that a majority of the entire Crescent Capital Maryland BDC Board, without any action by Crescent Capital Maryland BDC’s stockholders, may amend the Crescent Capital BDC Maryland Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Crescent Capital Maryland BDC has authority to issue.

Common Stock

All shares of Crescent Capital Maryland BDC Common Stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Crescent Capital Maryland BDC Common Stock if, as and when authorized by the Crescent Capital Maryland BDC Board and declared by Crescent Capital Maryland BDC out of funds legally available therefor. Shares of Crescent Capital Maryland BDC Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except as otherwise provided in the Crescent Capital BDC Maryland Charter or where their transfer is restricted by federal and state securities laws or by contract. The Crescent Capital BDC Maryland Charter provides that during the period beginning with the Reincorporation and ending 365 days after the date of the Listing of the Crescent Capital Maryland BDC Common Stock on a national securities exchange, any transfer (whether by sale, gift, merger, operation of law or otherwise), exchange, assignment, pledge, hypothecation or other disposition or encumbrance of any shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder attendant to the Reincorporation is prohibited, and therefore not effective, until the later of (a) the date of such transfer or (b) 180 days after the date of the Listing for one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation Merger, 270 days after the date of the Listing for an additional one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation Merger and 365 days after the date of the Listing for the remaining one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation Merger, unless the Crescent

Capital Maryland BDC Board provides prior written consent permitting an earlier effective date and the transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance is made in accordance with applicable securities and other laws. The Crescent Capital Maryland BDC Board may impose certain conditions in connection with granting its consent to an earlier effective date and any such consent shall be granted in the sole discretion of the Crescent Capital Maryland BDC Board. Any purported transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance of any shares of Crescent Capital Maryland BDC Common Stock effected on an earlier effective date in violation of the Crescent Capital BDC Maryland Charter will have no force or effect, and Crescent Capital Maryland BDC will not register or permit registration of (and will direct its transfer agent, if any, not to register or permit registration of) any such purported transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance on its books and records until the applicable effective date.

In the event of Crescent Capital Maryland BDC’s liquidation, dissolution or winding up, each share of Crescent Capital Maryland BDC Common Stock would be entitled to share ratably in all of Crescent Capital Maryland BDC’s assets that are legally available for distribution after Crescent Capital Maryland BDC pays off all indebtedness and other liabilities and subject to any preferential rights of holders of Crescent Capital Maryland BDC’s preferred stock, if any preferred stock is outstanding at such time.

Except as may otherwise be specified in the Crescent Capital BDC Maryland Charter, each share of Crescent Capital Maryland BDC Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of Crescent Capital Maryland BDC Common Stock will possess exclusive voting power. There is no cumulative voting in the election of Crescent Capital Maryland BDC’s directors, which means that holders of a majority of the outstanding shares of Crescent Capital Maryland BDC Common Stock can elect all of Crescent Capital Maryland BDC’s directors.

The following are Crescent Capital Maryland BDC’s outstanding classes of capital stock as of December 6, 2019:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under Column(3)
Common Stock	200,000,000	—	20,862,314
Preferred Stock	10,000	—	—

Preferred Stock

The Crescent Capital BDC Maryland Charter authorizes the Crescent Capital Maryland BDC Board to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Crescent Capital Maryland BDC Board is required by Maryland law and by the Crescent Capital BDC Maryland Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Crescent Capital Maryland BDC Board could authorize the issuance of shares of Crescent Capital Maryland BDC’s preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Crescent Capital Maryland BDC Common Stock or otherwise be in their best interest.

You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (a) immediately after issuance and before any dividend or other distribution is made with respect to Crescent Capital Maryland BDC

Common Stock and before any purchase of Crescent Capital Maryland BDC Common Stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of Crescent Capital Maryland BDC’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of Crescent Capital Maryland BDC Common Stock on a proposal to cease operations as a BDC. Crescent Capital Maryland BDC believes that the availability for issuance of preferred stock may provide Crescent Capital Maryland BDC with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. The Crescent Capital BDC Maryland Charter contains such a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

The Crescent Capital BDC Maryland Charter requires Crescent Capital Maryland BDC, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any present or former director or officer or any individual who, while a director or officer and at Crescent Capital Maryland BDC’s request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, trustee, member, manager or partner, in each case who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The Crescent Capital BDC Maryland Charter also permits Crescent Capital Maryland BDC to indemnify and advance expenses to any person who served a predecessor of Crescent Capital Maryland BDC in any of the capacities described above and any of Crescent Capital Maryland BDC’s employees or agents or any employees or agents of Crescent Capital Maryland BDC’s predecessor. In accordance with the Investment Company Act, Crescent Capital Maryland BDC will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition to the indemnification provided for in the Crescent Capital BDC Maryland Charter, Crescent Capital Maryland BDC will enter into indemnification agreements with each of Crescent Capital Maryland BDC’s current directors and certain of Crescent Capital Maryland BDC’s officers and with members of Crescent Capital Maryland BDC’s investment adviser’s investment committee and Crescent Capital Maryland BDC intends to enter into indemnification agreements with each of Crescent Capital Maryland BDC’s future directors, members of Crescent Capital Maryland BDC’s investment committee and certain of Crescent Capital Maryland BDC’s officers. The indemnification agreements will attempt to provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements will provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director or officer or member of Crescent Capital Maryland BDC’s investment adviser’s investment committee in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer or member of Crescent Capital Maryland BDC’s investment adviser’s investment committee.

Maryland law requires a corporation (unless its charter provides otherwise, which the Crescent Capital BDC Maryland Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and the Crescent Capital BDC Maryland Charter and Crescent Capital BDC Maryland Bylaws

The MGCL and the Crescent Capital BDC Maryland Charter and Crescent Capital BDC Maryland Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire Crescent Capital by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Crescent Capital Maryland BDC to negotiate first with the Crescent Capital Maryland BDC Board. Crescent Capital Maryland BDC believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

The Crescent Capital Maryland BDC Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of Crescent Capital Maryland BDC or removal of Crescent Capital Maryland BDC’s incumbent management more difficult. Crescent Capital Maryland BDC believes, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of Crescent Capital Maryland BDC’s management and policies.

Election of Directors

The Crescent Capital BDC Maryland Bylaws provide that the affirmative vote of a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect each director; provided, that if the number of nominees for director exceeds the number of directors to be elected, directors will be elected by a plurality of votes cast.

Number of Directors; Vacancies; Removal

The Crescent Capital BDC Maryland Charter provides that the number of directors will be set only by the Crescent Capital Maryland BDC Board in accordance with the Crescent Capital BDC Maryland Bylaws. The Crescent Capital BDC Maryland Bylaws provide that a majority of Crescent Capital Maryland BDC’s entire board of directors may at any time increase or decrease the number of directors. However, unless the Crescent

Capital BDC Maryland Bylaws are amended, the number of directors may never be less than four or more than 15. The Crescent Capital BDC Maryland Charter sets forth Crescent Capital Maryland BDC’s election to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Crescent Capital Maryland BDC Board. Accordingly, except as may be provided by the Crescent Capital Maryland BDC Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Crescent Capital Maryland BDC Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

The Crescent Capital BDC Maryland Charter provides that a director may be removed only for cause, as defined in the Crescent Capital BDC Maryland Charter, and then only by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent instead of a meeting. These provisions, combined with the requirements of the Crescent Capital BDC Maryland Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The Crescent Capital BDC Maryland Bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Crescent Capital Maryland BDC Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to Crescent Capital Maryland BDC’s notice of the meeting, (b) by or at the direction of the Crescent Capital Maryland BDC Board or (c) by a stockholder who is a stockholder of record at the record date set by the Crescent Capital Maryland BDC Board for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving the advance notice required by the Crescent Capital BDC Maryland Bylaws and at the time of the meeting (and any adjournment or postponement thereof), is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and has complied with the advance notice procedures of the Crescent Capital BDC Maryland Bylaws. With respect to special meetings of stockholders, only the business specified in Crescent Capital Maryland BDC’s notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Crescent Capital Maryland BDC Board at a special meeting may be made only (a) by or at the direction of the Crescent Capital Maryland BDC Board or (b) provided that the special meeting has been called in accordance with the Crescent Capital Maryland BDC Maryland Bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record at the record date set by the Crescent Capital Maryland BDC Board for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving the advance notice required by the Crescent Capital BDC Maryland Bylaws and at the time of the meeting (and any adjournment or postponement thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the Crescent Capital BDC Maryland Bylaws.

The purpose of requiring stockholders to give Crescent Capital Maryland BDC advance notice of nominations and other business is to afford the Crescent Capital Maryland BDC Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Crescent Capital Maryland BDC Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the Crescent Capital BDC Maryland Bylaws do not give the Crescent Capital Maryland BDC Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to Crescent Capital Maryland BDC and its stockholders.

Calling of Special Meetings of Stockholders

The Crescent Capital BDC Maryland Bylaws provide that special meetings of stockholders may be called by the Crescent Capital Maryland BDC Board and certain of Crescent Capital Maryland BDC’s officers. Additionally, the Crescent Capital BDC Maryland Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders must be called by the secretary of Crescent Capital Maryland BDC to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

Approval of Extraordinary Corporate Action; Amendment of the Crescent Capital BDC Maryland Charter and Crescent Capital BDC Maryland Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. See “Risk Factors—Risks Relating to the Transactions—Provisions of the Maryland General Corporation Law and the Crescent Capital BDC Maryland Charter and the Crescent Capital BDC Maryland Charter Bylaws could deter takeover attempts and have an adverse effect on the price of Crescent Capital Maryland BDC Common Stock.” However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Crescent Capital BDC Maryland Charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Crescent Capital BDC Maryland Charter also provides that certain charter amendments and any proposal for Crescent Capital Maryland BDC’s conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for Crescent Capital Maryland BDC’s liquidation or dissolution require the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of Crescent Capital Maryland BDC’s continuing directors (as defined below) (in addition to approval by the Crescent Capital Maryland BDC Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on the matter. The “continuing directors” are defined in the Crescent Capital BDC Maryland Charter as Crescent Capital Maryland BDC’s current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

The Crescent Capital BDC Maryland Bylaws provide that the board of directors will have the power to adopt, alter or repeal any provision of the Crescent Capital BDC Maryland Bylaws and to make new bylaws. The Crescent Capital BDC Maryland Bylaws also provide that the stockholders will have the power, at any annual or special meeting of the stockholders, subject to the requirements in the Crescent Capital BDC Maryland Bylaws regarding the advance notice of stockholder proposals or the calling of a stockholder-requested special meeting of stockholders, as the case may be, to alter or repeal any provision of the Crescent Capital BDC Maryland Bylaws and to adopt new bylaws if any such alteration, repeal or adoption is approved by the affirmative vote of a majority of all votes entitled to be cast on the matter and is otherwise permitted by applicable law, except that the stockholders will not have the power to alter or repeal or adopt any provision inconsistent with the amendment provisions of the Crescent Capital BDC Maryland Bylaws without the approval of the Crescent Capital Maryland BDC Board.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, the Crescent Capital BDC Maryland Charter provides that stockholders will not be entitled to exercise appraisal rights unless the Crescent Capital Maryland BDC Board determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in the Crescent Capital BDC Maryland Bylaws, compliance with the Investment Company Act, which will prohibit any such redemption other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquiror. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

The Crescent Capital BDC Maryland Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of Crescent Capital Maryland BDC’s shares of stock and, as a result, any control shares of Crescent Capital Maryland BDC will have the same voting rights as all of the other shares of Crescent Capital Maryland BDC Common Stock. Such provision could be amended or eliminated at any time in the future. However, Crescent Capital Maryland BDC will amend the Crescent Capital BDC Maryland Bylaws to be subject to the Control Share Acquisition Act only if the Crescent Capital Maryland BDC Board determines that it would be in Crescent Capital Maryland BDC’s best interests and Crescent Capital Maryland BDC determines (after consultation with the SEC staff) that Crescent Capital Maryland BDC’s being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who, directly or indirectly, beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The Crescent Capital Maryland BDC Board has adopted a resolution that any business combination between Crescent Capital Maryland BDC and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Crescent Capital Maryland BDC Board, including a majority of the independent directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed or the Crescent Capital Maryland BDC Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of Crescent Capital Maryland BDC and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

The Crescent Capital Maryland BDC Maryland Bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if Crescent Capital Maryland BDC amends the Crescent Capital BDC Maryland Bylaws to be subject to such act) and the Business Combination Act, or any provision of the Crescent Capital BDC Maryland Charter or Crescent Capital BDC Maryland Bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Exclusive Forum

The Crescent Capital BDC Maryland Charter provides that, unless Crescent Capital Maryland BDC consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for: (i) any derivative action or proceeding brought on Crescent Capital Maryland BDC’s behalf, (ii) any Internal Corporate Claim, as such term is defined in Section 1-101(p) of the MGCL, including, without limitation, (a) any action asserting a claim of breach of any duty owed by any of Crescent Capital Maryland BDC’s directors or officers or other employees to Crescent Capital Maryland BDC or to Crescent Capital Maryland BDC’s stockholders or (b) any action asserting a claim against Crescent Capital Maryland BDC or any of Crescent Capital Maryland BDC’s directors or officers or other employees arising pursuant to any provision of the MGCL or the Crescent Capital BDC Maryland Charter or Crescent Capital BDC Maryland Bylaws, or (iii) any action asserting a claim against Crescent Capital Maryland BDC or any of Crescent Capital Maryland BDC’s directors or officers or other employees that is governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in Crescent Capital Maryland BDC’s stock will be deemed to have notice of and to have consented and waived any objection to this exclusive forum provision of the Crescent Capital BDC Maryland Charter, as the same may be amended from time to time.

CRESCENT CAPITAL MARYLAND BDC DIVIDEND REINVESTMENT PLAN

Crescent Capital BDC has adopted a dividend reinvestment plan that, concurrent with the Listing of Crescent Capital Maryland BDC Common Stock on NASDAQ in connection with the Transactions, will become an “opt out” dividend reinvestment plan. As a result, if the Crescent Capital Maryland BDC Board authorizes, and Crescent Capital Maryland BDC declares, a cash dividend, then stockholders who acquire Crescent Capital Maryland BDC Common Stock after the Listing and have not elected to “opt out” of the Crescent Capital Maryland BDC dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of Crescent Capital Maryland BDC Common Stock as described below. Any stockholders who held shares of Crescent Capital Maryland BDC Common Stock prior to the Listing must opt in to the dividend reinvestment plan.

No action would be required on the part of a registered stockholder who acquired shares of Crescent Capital Maryland BDC Common Stock after the Listing to have his, her or its cash dividend automatically reinvested in shares of Crescent Capital Maryland BDC Common Stock, rather than receiving the cash dividends. A registered stockholder may elect to receive an entire cash dividend in cash by submitting a letter of instruction terminating the stockholder’s account under the dividend reinvestment plan to State Street Bank and Trust Company, the plan administrator and Crescent Capital Maryland BDC’s transfer agent and registrar. The plan administrator will set up an account for shares acquired through the dividend reinvestment plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Current stockholders can elect to “opt in” or “opt out” of Crescent Capital Maryland BDC’s dividend reinvestment plan in their respective subscription agreements. The elections of stockholders that made an election prior to the Listing shall remain in effect after the Listing.

Subject to the provisions of the Investment Company Act, Crescent Capital Maryland BDC intends to use either newly issued shares of its common stock or to make open market purchases of its common stock for the accounts of plan participants to implement the dividend reinvestment plan.

Following the Listing, the number of shares to be issued to a plan participant will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of Crescent Capital Maryland BDC Common Stock at the close of regular trading on NASDAQ on the date of such distribution. The market price per share of Crescent Capital Maryland BDC Common Stock on a particular date will be the closing price for such shares on NASDAQ on such date, or, if no sale is reported for such date, at the average of their reported bid and asked prices. However, if the market price per share exceeds the most recently computed NAV per share, Crescent Capital Maryland BDC will issue shares at the greater of (i) the most recently computed NAV per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeds the most recently computed NAV per share).

There are no brokerage charges or other charges to stockholders who participate in the dividend reinvestment plan. The plan administrator’s fees under the plan are paid by Crescent Capital Maryland BDC.

Stockholders whose cash dividends are reinvested in shares of Crescent Capital Maryland BDC Common Stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s initial basis for determining gain or loss upon the sale of stock received in a dividend from Crescent Capital Maryland BDC will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received on reinvestment of a cash dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the dividend reinvestment plan by submitting a letter of instruction to the plan administrator at Crescent Capital BDC, Inc., c/o State Street Bank and Trust Company (attention Transfer Agent), 1 Heritage Drive–OHD1, N. Quincy, MA 02171 or by telephone at (617) 664-4970.

The dividend reinvestment plan may be terminated by Crescent Capital Maryland BDC upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by Crescent Capital Maryland BDC. All correspondence concerning the dividend reinvestment plan should be directed to the plan administrator by mail at Crescent Capital BDC, Inc., c/o State Street Bank and Trust Company (attention Transfer Agent), 1 Heritage Drive–OHD1, N. Quincy, MA 02171 or by telephone at (617) 664-4970.

Additional information about Crescent Capital BDC’s dividend reinvestment plan may be obtained by contacting the plan administrator by mail at Crescent Capital BDC, Inc., c/o Crescent Capital BDC, Inc., c/o State Street Bank and Trust Company (attention Transfer Agent), 1 Heritage Drive–OHD1, N. Quincy, MA 02171 or by telephone at (617) 664-4970.

ALCENTRA CAPITAL DIVIDEND REINVESTMENT PLAN

Alcentra Capital has adopted a dividend reinvestment plan that provides for reinvestment of its dividends on behalf of its stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the Alcentra Capital Board authorizes and Alcentra Capital declares a cash dividend, then Alcentra Capital stockholders who have not “opted out” of Alcentra Capital’s dividend reinvestment plan no later than the applicable record date will have their cash dividends automatically reinvested in additional shares of Alcentra Capital Common Stock, rather than receiving the cash dividends.

No action will be required on the part of a registered stockholder to have his, her or its cash dividend reinvested in shares of Alcentra Capital Common Stock. A registered stockholder may elect to receive an entire dividend in cash by notifying Computershare Shareowner Services, LLC, the “Alcentra Capital Plan Administrator” and Alcentra Capital’s transfer agent and registrar, in writing so that such notice is received by the Alcentra Capital Plan Administrator no later than the applicable record date for the distribution. The Alcentra Capital Plan Administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the Alcentra Capital Plan Administrator will, instead of crediting shares to the participant’s account, issue, without charge to the participant, a certificate registered in the participant’s name for the number of whole shares of Alcentra Capital Common Stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

Alcentra Capital intends to use primarily newly issued shares to implement the plan, so long as Alcentra Capital’s shares are trading at or above NAV. If Alcentra Capital’s shares are trading below NAV, Alcentra Capital intends to purchase shares in the open market in connection with implementation of the plan. If Alcentra Capital uses newly issued shares to implement the plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of Alcentra Capital Common Stock at the close of regular trading on the Nasdaq Global Select Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and ask prices. If Alcentra Capital purchases shares in the open market to implement the plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the average price per share for all shares purchased by the Alcentra Capital Plan Administrator in the open market in connection with the dividend, excluding any brokerage charges or other charges. The number of shares of Alcentra Capital Common Stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of Alcentra Capital’s stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. However, certain brokerage firms may charge brokerage charges or other charges to their customers. Alcentra Capital pays the Alcentra Capital Plan Administrator’s service fees under the plan. If a participant elects by written notice to the Alcentra Capital Plan Administrator to have the Alcentra Capital Plan Administrator sell part or all of the shares held by the Alcentra Capital Plan Administrator in the participant’s account and remit the proceeds to the participant, the Alcentra Capital Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Alcentra Capital stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are common stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from Alcentra Capital will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the Alcentra Capital Plan Administrator via its website at www.computershare.com/investor by filling out the transaction request form located at the bottom of their statement and sending it to the Alcentra Capital Plan Administrator at Computershare Trust Company, N.A., PO Box 30170, College Station, TX 77842-3170, or by calling the Alcentra Capital Plan Administrator at (800) 522-6645.

Alcentra Capital may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by Alcentra Capital. All correspondence concerning the plan should be directed to the Alcentra Capital Plan Administrator by mail at Computershare Trust Company, N.A., PO Box 30170, College Station, TX 77842-3170.

COMPARISON OF STOCKHOLDER RIGHTS

The following is a summary of the material differences among the rights of holders of Crescent Capital Maryland BDC Common Stock, stockholders of pre-Reincorporation Merger Crescent Capital BDC and holders of Alcentra Capital Common Stock. The following discussion is not intended to be complete and is qualified by reference to the Crescent Capital BDC Maryland Charter, the Crescent Capital BDC Maryland Bylaws, the Crescent Capital BDC Delaware Charter, the Crescent Capital BDC Delaware Bylaws, the Alcentra Capital Charter, the Alcentra Capital Bylaws, the MGCL and the DGCL. These documents are incorporated by reference in this joint proxy statement/prospectus and will be sent to stockholders of Crescent Capital BDC and Alcentra Capital upon request. See “Where You Can Find More Information.”

Alcentra Capital is a Maryland corporation and, prior to the Mergers, Crescent Capital BDC will merge with and into a newly formed, wholly owned subsidiary, Crescent Capital Maryland BDC, thereby reincorporating in Maryland. As set forth in greater detail above in “Description of the Transactions”, holders of Crescent Capital BDC Common Stock will receive shares of Crescent Capital Maryland BDC Common Stock in the Reincorporation Merger and holders of Alcentra Capital Common Stock will receive shares of Crescent Capital Maryland BDC Common Stock in the First Merger. For more information, see the table below.

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
Authorized Stock

Crescent Capital Maryland BDC is authorized to issue 200,010,000 shares of stock, consisting of 200,000,000 shares of common stock, par value $0.001 per share, and 10,000 shares of preferred stock, par value $0.001 per share.

Pursuant to the Crescent Capital BDC Maryland Charter, the Crescent Capital Maryland BDC Board may amend the Crescent Capital BDC Maryland Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series without stockholder approval.

The Crescent Capital BDC Maryland Charter authorizes the Crescent Capital Maryland BDC Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock.

Crescent Capital BDC is authorized to issue 200,010,000 shares of stock, consisting of 200,000,000 shares of common stock, par value $0.001 per share, and 10,000 shares of preferred stock, par value $0.001 per share.

The Crescent Capital BDC Delaware Charter authorizes the Crescent Capital BDC Board to issue preferred stock in one or more series and, with respect to each such series, to fix by resolution or resolutions the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof. The Crescent Capital BDC Board may classify any unissued shares of preferred stock of any class or series from time to time in one or more classes or series of preferred stock.

Alcentra Capital is authorized to issue 100,000,000 shares of common stock, $0.001 par value per share.

Pursuant to the Alcentra Capital Charter, a majority of the Alcentra Capital Board, acting without stockholder approval, may amend the Alcentra Capital Charter from time to time to increase or decrease the aggregate number of shares of capital stock or the number of shares of capital stock of any class or series.

The Alcentra Capital Charter authorizes the Alcentra Capital Board to classify and reclassify any unissued shares of capital stock into other classes or series of capital stock, including preferred stock.

On December 6, 2019, there were 12,875,566 shares of Alcentra Capital Common Stock issued and outstanding.

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
	On December 6, 2019, there were 100 shares of Crescent Capital Maryland BDC Common Stock issued and outstanding.	On December 6, 2019, there were 20,862,314 shares of Crescent Capital BDC Common Stock issued and outstanding.

Voting Rights

Except as may otherwise be specified in the Crescent Capital BDC Maryland Charter, each holder of Crescent Capital Maryland BDC Common Stock is entitled to one vote per share on all matters upon which stockholders are entitled to vote.

The Crescent Capital BDC Maryland Bylaws provide that, unless a greater vote is required by law (including the Investment Company Act) or by the Crescent Capital BDC Maryland Charter, a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any matter which may properly come before such meeting.

The Crescent Capital BDC Delaware Bylaws provide that each stockholder represented at a meeting of stockholders is entitled to cast one vote for each share of stock entitled to vote thereat held by such stockholder unless otherwise provided by the Crescent Capital BDC Delaware Charter. The Crescent Capital BDC Delaware Charter provides that each share of common stock will have one vote.

The Crescent Capital BDC Delaware Bylaws provide that, unless otherwise required by law or the Crescent Capital BDC Delaware Charter or Crescent Capital BDC Delaware Bylaws, any question (other than the election of directors) properly brought before any meeting of stockholders will be decided by the affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at any annual or special meeting duly called for such purpose and entitled to vote thereat.

Each holder of Alcentra Capital Common Stock is entitled to one vote per share on all matters upon which stockholders are entitled to vote.

Except as described below with regard to director elections, the Alcentra Capital Bylaws provide that, unless a greater vote is required by statute or by the Alcentra Capital Charter, a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any matter which may properly come before such meeting.

Quorum	The Crescent Capital BDC Maryland Bylaws provide that a quorum for a stockholder meeting consists of the presence, in person or by proxy, of stockholders entitled to cast a majority of votes entitled to be cast (without regard to class),	The Crescent Capital BDC Delaware Bylaws provide that the holders of at least one-third of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, will constitute a quorum at all meetings of the	The Alcentra Capital Charter and Alcentra Capital Bylaws require that the presence of the stockholders entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum at any meeting of the stockholders, except with

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
	except with respect to any matter that, under applicable law, requires approval by a separate vote of one or more classes of stock, in which case the presence, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast by each such class on such matter will constitute a quorum.	stockholders for the transaction of business excepted as otherwise provided by statute or the Crescent Capital BDC Delaware Charter.	respect to any such matter that requires approval by a separate vote of one or more classes of stock, in which case the presence, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast by each such class on such matter will constitute a quorum.

Number of Directors

A majority of the entire Crescent Capital Maryland BDC Board may establish, increase or decrease the number of directors, provided that the number of directors will never be less than four nor more than 15.

The Crescent Capital Maryland BDC Board is currently comprised of five members.

The number of directors will be fixed from time to time by the board of directors either by resolution or bylaw adopted by the affirmative vote of a majority of the entire board of directors, provided that the number of directors will not be less than four or more than eight.

The Crescent Capital BDC Board is currently comprised of five members.

A majority of the entire Alcentra Capital Board may establish, increase or decrease the number of directors; provided that the number of directors will never be less than the minimum number required by the MGCL.

The Alcentra Capital Board is currently comprised of five members.

Classification of Directors

The MGCL provides that a Maryland corporation may divide the directors into classes and may provide for a term of office which may not be more than five years, provided that the term of at least one class of directors must expire each year.

Crescent Capital Maryland BDC’s directors are classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the Crescent Capital Maryland BDC Board. At each annual meeting of stockholders, the

The DGCL permits a classified board of directors, pursuant to which the directors can be divided into two or three classes with staggered terms of office, with only one class of directors standing for election each year.

Crescent Capital BDC’s directors are classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible. At each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting are elected to hold

The MGCL provides that a Maryland corporation may divide the directors into classes and may provide for a term of office which may not be more than five years, provided that the term of at least one class of directors must expire each year.

Alcentra Capital’s directors are classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the Alcentra Capital Board. At each annual meeting of stockholders, the successors to the class of directors whose term expires

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
	successors to the class of directors whose term expires at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.	office for a term expiring at the third succeeding annual meeting of stockholders after their election.	at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Vote Required for Director Election

The Crescent Capital BDC Maryland Bylaws provide that the affirmative vote of a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect each director; provided, that if the number of nominees for director exceeds the number of directors to be elected, directors will be elected by a plurality of votes cast. Each share entitles the holder thereof to vote for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote.

The Crescent Capital BDC Delaware Charter provides that, except as may otherwise be provided in the Crescent Capital BDC Delaware Bylaws, directors will be elected by the affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting duly called for such purpose and entitled to vote thereat. The Crescent Capital BDC Delaware Bylaws provide that directors are elected by the affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting duly called for such purpose and entitled to vote thereat.

The Alcentra Capital Charter and the Alcentra Capital Bylaws provide that the Alcentra Capital directors are elected by the affirmative vote of the holders of a plurality of all votes cast at a meeting. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

Removal of Directors	As permitted by the MGCL, the Crescent Capital BDC Maryland Charter provides that, subject to the rights of holders of one or more classes or series of subsequently established stock to elect or remove directors, any director or the entire board of directors may be removed from office, but only for cause and by the affirmative vote of	Pursuant to the DGCL, any director or the entire board of directors may be removed only for cause by the holders of a majority of the shares then entitled to vote at an election of directors.	As permitted by the MGCL, the Alcentra Capital Charter provides that, subject to the rights of holders of one or more classes or series of subsequently established stock to elect or remove directors, any director or the entire board of directors may be removed from office, but only for cause and by the affirmative vote of stockholders entitled to cast

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
	stockholders entitled to cast not less than two-thirds of the votes entitled to be cast generally in the election of directors. “Cause” is defined in the Crescent Capital BDC Maryland Charter as, with respect to any particular director, the conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to Crescent Capital Maryland BDC through bad faith or active and deliberate dishonesty.		not less than two-thirds of the votes entitled to be cast generally in the election of directors. “Cause” is defined in the Alcentra Capital Charter as, with respect to any particular director, the conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to Alcentra Capital through bad faith or active and deliberate dishonesty.

Transactions with Directors

Pursuant to the MGCL, no contract or transaction between a corporation and any of its directors (or any entity in which a director is a director or has a material financial interest) is void or voidable solely because of the common directorship or interest, or because such director is present at the meeting at which the matter is approved or votes for such matter at said meeting, if: (i) the fact of the common directorship or interest is disclosed or made known to the other directors and the contract or transaction is approved by a majority of disinterested directors although less than a quorum; (ii) the fact of the common directorship or interest is disclosed or made known to stockholders and the contract or transaction is approved by a majority of votes cast by disinterested stockholders,

The DGCL provides that no contract or transaction between a corporation and one or more of its directors or officers (or any entity in which a director or officer is a director or officer or has a financial interest) will be void or voidable solely for that reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the transaction are disclosed or are known to the board of directors or a committee thereof, and the board of directors or committee in good faith authorizes the transaction by

Pursuant to the MGCL, no contract or transaction between a corporation and any of its directors (or any entity in which a director is a director or has a material financial interest) is void or voidable solely because of the common directorship or interest, or because such director is present at the meeting at which the matter is approved or votes for such matter at said meeting, if: (i) the fact of the common directorship or interest is disclosed or made known to the other directors and the contract or transaction is approved by a majority of disinterested directors although less than a quorum; (ii) the fact of the common directorship or interest is disclosed or made known to stockholders and the contract or transaction is approved by a majority of votes cast by disinterested stockholders,

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
	even if less than a quorum; or (iii) the contract or transaction is fair and reasonable to the corporation. The MGCL also provides that directors of “investment companies” (as defined in the Investment Company Act) making any decision or taking any action as directors are deemed independent and disinterested unless they fit the definition of “interested person” under the Investment Company Act. The Investment Company Act specifically provides that a person is not interested solely by reason of being a director, owner of securities or family member of a director or owner of securities.	the affirmative vote of a majority of the disinterested directors, even though the disinterested directors represent less than a quorum; (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair to the corporation as of the time it is authorized, approved, or ratified, by the board of directors, a committee of the board of directors, or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee of the board of directors which authorizes the contract or transaction.	even if less than a quorum; or (iii) the contract or transaction is fair and reasonable to the corporation. The MGCL also provides that directors of “investment companies” (as defined in the Investment Company Act) making any decision or taking any action as directors are deemed independent and disinterested unless they fit the definition of “interested person” under the Investment Company Act. The Investment Company Act specifically provides that a person is not interested solely by reason of being a director, owner of securities or family member of a director or owner of securities.

Vacancies	Pursuant to Subtitle 8 of Title 3 of the MGCL, Crescent Capital Maryland BDC has elected to provide that any vacancy on the Crescent Capital Maryland BDC Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is duly elected and qualifies.	The Crescent Capital BDC Delaware Charter provides that, subject to the applicable requirements of the Investment Company Act and except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will	Pursuant to Subtitle 8 of Title 3 of the MGCL, Alcentra Capital has elected to provide that any vacancy on the Alcentra Capital Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is duly elected and qualifies.

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies.

Advance Notice of Director Nominations and New Business

The Crescent Capital BDC Maryland Bylaws require advance written notice for stockholders to nominate a director or bring other business before a meeting of stockholders. For an annual meeting, a stockholder must deliver notice to the secretary of Crescent Capital Maryland BDC not earlier than the 150th day and not later than 5:00 p.m., Pacific time, on the 120th day prior to the first anniversary of the date the proxy statement for the preceding year’s annual meeting was released to stockholders. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the previous year’s annual meeting, notice by the stockholder must be given not earlier than the 150th day prior to the date of such meeting and not later than 5:00 p.m., Pacific time, on the later of the 120th day prior to the date of such meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. For a special meeting at which directors are to be elected, a stockholder must deliver notice to the secretary of Crescent Capital Maryland

The Crescent Capital BDC Delaware Bylaws require advance written notice for stockholders to nominate a director or bring other business before a meeting of stockholders. For an annual meeting, a stockholder must deliver notice to the secretary of Crescent Capital BDC not less than 90 nor more than 120 days in advance of the anniversary of the date Crescent Capital BDC’s proxy statement was released to the stockholders in connection with the previous year’s annual meeting. However, if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be delivered no later than the close of business on the later of the 90th day prior to the annual meeting and the seventh day following the day on which public announcement of the date of such meeting is first made. For a special meeting at which directors are to be elected, a stockholder must deliver notice to the secretary of Crescent Capital BDC no later than the close of

The Alcentra Capital Bylaws require advance written notice for stockholders to nominate a director or bring other business before a meeting of stockholders. For an annual meeting, a stockholder must deliver notice to the secretary of Alcentra Capital not earlier than the 150th day and not later than 5:00 p.m., Eastern Time on the 120th day prior to the first anniversary of the date of mailing of the notice for the previous year’s annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date on which the proxy statement for the previous year’s annual meeting was mailed to stockholders, notice by the stockholder must be given not earlier than the 150th day prior not later than 5:00 p.m., Eastern Time on the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. For a special meeting at which directors are to be elected, a stockholder must deliver notice to the secretary of Alcentra Capital not earlier than the 120th day prior to

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders

BDC not earlier than the 120th day prior to the meeting and not later than 5:00 p.m., Pacific time, on the later of the 90th day prior to the meeting or the tenth day following the day on which public announcement of the date of the meeting is made.

In the event that the number of directors to the Crescent Capital Maryland BDC Board is increased and there is no public announcement of such action at least 130 days prior to the first anniversary of the date the proxy statement for the preceding year’s annual meeting was released to stockholders, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the secretary of Crescent Capital Maryland BDC not later than the tenth day following the day on which such public announcement is first made by Crescent Capital Maryland BDC.

business on the later of the 90th day prior to the special meeting and the seventh day following the day on which public announcement of the date of such meeting is first made.

the date of such meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the special meeting or the tenth day following the day on which public announcement of the date of the special meeting and of the nominees to be elected is made.

In the event that the number of directors on the Alcentra Capital Board is increased and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the secretary of Alcentra Capital not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by Alcentra Capital.

Amendment of Charter

Except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Crescent Capital BDC Maryland Charter or as set forth in the following sentence, the Crescent Capital BDC Maryland Charter may be amended only if the

Except for those amendments permitted to be made without stockholder approval under Delaware law, the Crescent Capital BDC Delaware Charter may be amended only if the board of directors adopts a resolution setting forth the amendment proposed and declaring its advisability and a majority of

Except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Alcentra Capital Charter or as set forth in the following sentence, the Alcentra Capital Charter may be amended only if the amendment is declared advisable by the Alcentra

Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
amendment is declared advisable by the Crescent Capital Maryland BDC Board and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Certain amendments relating to (i) making the Crescent Capital Maryland BDC Common Stock a “redeemable security” or converting Crescent Capital Maryland BDC, whether by merger or otherwise, from a “closed-end company” to an “open-end company,” (ii) effecting any liquidation or dissolution, (iii) the number, classification and election of directors, (iv) the removal of directors and (v) charter amendments and extraordinary actions require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter, unless the amendment is approved by at least two-thirds of Crescent Capital Maryland BDC’s continuing directors (in addition to approval by the Crescent Capital Maryland BDC Board), in which case such amendment requires only a majority vote. “Continuing directors” are defined in the Crescent Capital BDC Maryland Charter as the current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing	the outstanding stock of each class entitled to vote thereon as a class has been voted in favor of the amendment. The holders of the outstanding shares of a class will be entitled to vote as a class upon a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely.

Capital Board and approved by the affirmative vote of Alcentra Capital stockholders entitled to cast a majority of the votes entitled to be cast on the matter at a special or annual meeting. Amendments relating to (i) making the Alcentra Capital Common Stock a “redeemable security” or converting Alcentra Capital, whether by merger or otherwise, from a “closed-end company” to an “open-end company,” (ii) liquidation or dissolution, and (iii) charter amendments to Sections 4.1, 4.2, 4.9, 6.1 or 6.2 of the Alcentra Capital Charter require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter, provided, that if the Continuing Directors (as defined in the Alcentra Capital Charter), by a vote of at least a majority of such Continuing Directors, in addition to approval by the Alcentra Capital Board, approve such proposal or amendment, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient to approve such matter.

Additionally, as permitted by the MGCL and set forth above, the Alcentra Capital Charter provides that a majority of the Alcentra Capital Board may amend the Alcentra Capital Charter from time to time without stockholder approval to increase or decrease the aggregate number of shares

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders

directors then on the Crescent Capital Maryland BDC Board.

Additionally, as permitted by the MGCL and set forth above, the Crescent Capital BDC Maryland Charter provides that a majority of the Crescent Capital Maryland BDC Board may amend the Crescent Capital BDC Maryland Charter from time to time without stockholder approval to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series.

of stock or the number of shares of capital stock of any class or series.

Amendment of Bylaws

The Crescent Capital BDC Maryland Bylaws provide that the Crescent Capital Maryland BDC Board will have the power to adopt, alter or repeal any provision of the Crescent Capital BDC Maryland Bylaws and to make new bylaws. The Crescent Capital BDC Maryland Bylaws also provide that the stockholders will have the power, at any annual or special meeting of the stockholders, subject to the requirements in the Crescent Capital BDC Maryland Bylaws regarding the advance notice of stockholder proposals or the calling of a stockholder-requested special meeting of stockholders, as the case may be, to alter or repeal any provision of the Crescent Capital BDC Maryland Bylaws and to adopt new bylaws if any such alteration,

The Crescent Capital BDC Delaware Bylaws provide that the original or other bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon at any regular or special meeting or, if the certificate of incorporation, so provides, by the board of directors. The Crescent Capital BDC Delaware Charter provides that the board of directors will have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the bylaws, subject to the power of the stockholders to alter or repeal any bylaw whether adopted by them or otherwise.

As permitted by the MGCL, the Alcentra Capital Charter and the Alcentra Capital Bylaws provide that the Alcentra Capital Board has the exclusive power to adopt, alter or repeal any provision of the Alcentra Capital Bylaws and to make new bylaws.

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
repeal or adoption is approved by the affirmative vote of a majority of all votes entitled to be cast on the matter and is otherwise permitted by applicable law, except that the stockholders will not have the power to alter or repeal or adopt any provision inconsistent with the amendment provisions of the Crescent Capital BDC Maryland Bylaws without the approval of the Crescent Capital Maryland BDC Board.

Mergers, Consolidations and Sale of Assets

Subject to certain exceptions, Crescent Capital Maryland BDC may merge, consolidate, convert, sell, lease, exchange or otherwise transfer all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business only if such transaction is declared advisable by the Crescent Capital Maryland BDC Board and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, a liquidation requires the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter, unless the liquidation is approved by at least two-thirds of continuing directors (in addition to approval by the Crescent Capital Maryland BDC Board), in which case such liquidation requires only a majority vote.

Subject to certain exceptions, Crescent Capital BDC may merge, consolidate, convert, sell, lease, exchange or otherwise transfer all or substantially all of its assets or engage in similar transactions outside the ordinary course of business only if such transaction or, in the case of a merger or consolidation, the agreement of merger or consolidation is declared advisable by the board of directors and approved by the holders of a majority of the outstanding stock entitled to vote thereon or, in the case of a conversion, the holders of all outstanding shares of stock, whether voting or nonvoting.

Subject to certain exceptions, Alcentra Capital may merge, consolidate, convert, sell, lease, exchange or otherwise transfer all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business only if such transaction is declared advisable by the Alcentra Capital Board and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, a liquidation requires the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter, unless the liquidation is approved by at least two-thirds of Continuing Directors (in addition to approval by the Alcentra Capital Board), in which case such liquidation requires only a majority vote.

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders

Dissolution	Except as set forth in the following sentence, Crescent Capital Maryland BDC may dissolve only if the dissolution is declared advisable by a majority of the entire Crescent Capital Maryland BDC Board and approved by the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter. If the dissolution is approved by at least two-thirds of continuing directors (in addition to approval by the Crescent Capital Maryland BDC Board), the dissolution will require the approval of stockholders entitled to cast only a majority of the votes entitled to be cast on the matter.	Crescent Capital BDC may dissolve only if the dissolution is declared advisable by a majority of the whole board of directors and approved by the holders of a majority of the outstanding stock entitled to vote thereon.	Except as set forth in the following sentence, Alcentra Capital may dissolve only if the dissolution is declared advisable by a majority of the entire Alcentra Capital Board and approved by the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter. If the dissolution is approved by at least two-thirds of Continuing Directors (in addition to approval by the Alcentra Capital Board), the dissolution will require the approval of stockholders entitled to cast only a majority of the votes entitled to be cast on the matter.

Business Combinations with Interested Stockholders

Under the MGCL, certain “business combinations” (including a merger, consolidation, statutory share exchange and, in certain circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock or an affiliate or associate of the corporation who beneficially owned, directly or indirectly, 10% or more of the voting power of the corporation’s then outstanding stock at any time within the preceding two

Section 203 of the DGCL prohibits a public Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the time at which such person became an interested stockholder unless: (i) prior to such time, the board of directors approved either the business combination or transaction in which the stockholder became an interested stockholder; (ii) upon becoming an interested stockholder, the stockholder owned at least 85% of the corporation’s outstanding voting stock other than shares held by directors who are also

Under the MGCL, certain “business combinations” (including a merger, consolidation, statutory share exchange and, in certain circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock or an affiliate or associate of the corporation who beneficially owned, directly or indirectly, 10% or more of the voting power of the corporation’s then outstanding stock at any time within the preceding two

Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders

years, in each case referred to as an “interested stockholder,” or an affiliate thereof, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter, any such business combination must be recommended by the board of directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder or its affiliates or associates. The super-majority vote requirements do not apply, however, to business combinations that are approved or exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder or if the business combination satisfies certain minimum price, form-of-consideration and procedural requirements.

Pursuant to the Business Combination Act, the Crescent Capital Maryland BDC Board has adopted a resolution exempting any business combination between Crescent Capital Maryland BDC and any other person from the business combination statute described above, provided that the officers and certain employee benefit plans; or (iii) the business combination is approved by both the board of directors and by holders of at least two-thirds of the corporation’s outstanding voting stock (at a meeting and not by written consent), excluding shares owned by the interested stockholder. For these purposes, a “business combination” includes mergers, asset sales and other similar transactions with an “interested stockholder,” and “interested stockholder” means a stockholder that, together with its affiliates and associates, owns (or, under certain circumstances, has owned within the prior three years) more than 15% of the outstanding voting stock. Although Section 203 of the DGCL permits a corporation to elect not to be governed by its provisions, Crescent Capital BDC has not made this election.

years, in each case referred to as an “interested stockholder,” or an affiliate thereof, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter, any such business combination must be recommended by the board of directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder or its affiliates or associates. The super-majority vote requirements do not apply, however, to business combinations that are approved or exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder or if the business combination satisfies certain minimum price, form-of-consideration and procedural requirements.

Pursuant to the Business Combination Act, the Alcentra Capital Board has adopted a resolution exempting any business combination between Alcentra Capital and any other person from the business combination statute described above, provided that the business combination

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
	business combination is first approved by the Crescent Capital Maryland BDC Board, including a majority of the independent directors.		is first approved by the Alcentra Capital Board, including a majority of the independent directors.

Control Share Acquisitions

Under the MGCL, control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-tenth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of

The DGCL does not contain a similar provision.

Under the MGCL, control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-tenth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of

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issued and outstanding control shares, subject to certain exceptions. The Maryland Control Share Acquisition Act does not apply, however, to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws of the corporation.

Pursuant to the Maryland Control Share Acquisition Act, the Crescent Capital BDC Maryland Bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of shares of Crescent Capital Maryland BDC stock.

issued and outstanding control shares, subject to certain exceptions. The Maryland Control Share Acquisition Act does not apply, however, to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws of the corporation.

Pursuant to the Maryland Control Share Acquisition Act, the Alcentra Capital Bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of shares of Alcentra Capital stock.

Unsolicited Takeovers

Under Subtitle 8 of Title 3 of the MGCL, or “Subtitle 8,” a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors may elect to be subject, by provision in its charter or bylaws or by resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions: (i) a classified board; (ii) a two-thirds vote requirement for removing a director; (iii) a requirement that the number of directors be fixed only by vote of the directors; (iv) that any and all vacancies on the board of

The DGCL does not contain a similar provision.

Under Subtitle 8 of Title 3 of the MGCL, or “Subtitle 8,” a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors may elect to be subject, by provision in its charter or bylaws or by resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions: (i) a classified board; (ii) a two-thirds vote requirement for removing a director; (iii) a requirement that the number of directors be fixed only by vote of the directors; (iv) that any and all vacancies on the board of

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders

directors may be filled only by the remaining directors, even if the remaining directors do not constitute a quorum, and for the remainder of the full term of the class of directors in which the vacancy occurred; and (v) a majority requirement for the calling of a stockholder- requested special meeting of stockholders.

Pursuant to Subtitle 8, Crescent Capital Maryland BDC has elected that vacancies on the Crescent Capital Maryland BDC Board may be filled only by a majority of the remaining directors and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred. Through provisions in the Crescent Capital BDC Maryland Charter and Crescent Capital BDC Maryland Bylaws unrelated to Subtitle 8, Crescent Capital Maryland BDC already has a classified board, requires a two-thirds vote for director removal, vests in the Crescent Capital Maryland BDC Board the exclusive power to fix the number of directorships and requires the written request of stockholders entitled to cast a majority of the votes entitled to be cast on any matter that may properly be considered at a meeting of stockholders to call a special meeting to act on such matter.

directors may be filled only by the remaining directors, even if the remaining directors do not constitute a quorum, and for the remainder of the full term of the class of directors in which the vacancy occurred; and (v) a majority requirement for the calling of a stockholder- requested special meeting of stockholders.

Pursuant to Subtitle 8, Alcentra Capital has elected that vacancies on the Alcentra Capital Board may be filled only by a majority of the remaining directors and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred. Through provisions in the Alcentra Capital Charter and Alcentra Capital Bylaws unrelated to Subtitle 8, Alcentra Capital already has a classified board, requires a two-thirds vote for director removal, vests in the Alcentra Capital Board the exclusive power to fix the number of directorships and requires the written request of stockholders entitled to cast a majority of the votes entitled to be cast on any matter that may properly be considered at a meeting of stockholders to call a special meeting to act on such matter.

Appraisal Rights	The Crescent Capital BDC Maryland Charter provides that stockholders will not be entitled to exercise appraisal	Under the DGCL, stockholders who dissent from certain mergers and consolidations of the	The Alcentra Capital Charter provides that stockholders will not be entitled to exercise appraisal rights

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
rights unless the Crescent Capital Maryland BDC Board determines that appraisal rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

corporation have the right to demand and receive payment of the fair value of their stock, as appraised by the Delaware Chancery Court; provided, however, that appraisal rights are inapplicable to any class of stock listed on a national securities exchange or held of record by more than 2,000 stockholders, unless, in either case, such stockholders are required in the merger to accept in exchange for their shares anything other than (A) shares of the surviving corporation or depository receipts in respect thereof, (B) stock of another corporation which is either listed on a national securities exchange or held of record by more than 2,000 holders or depository receipts in respect thereof, (C) cash in lieu of fractional shares or depository receipts of such corporations or (D) or any combination of the above.

Neither the Crescent Capital BDC Delaware Charter nor the Crescent Capital BDC Delaware Bylaws contain any additional provisions relating to appraisal rights.

unless a majority of the entire Alcentra Capital Board determines that appraisal rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Call and Notice of Stockholders’ Meetings	Annual Meetings. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of Crescent Capital Maryland BDC is held on the date and

Annual Meetings. The annual meeting of stockholders of Crescent Capital BDC will be held on such date and at such time as may be fixed by the board of directors and stated in the notice of the meeting.

Annual Meetings. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of Alcentra Capital is held on the date and at the time set by the Alcentra Capital Board.

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at the time set by the Crescent Capital Maryland BDC Board.

Special Meetings. The chairman of the board, the chief executive officer, the president or the Crescent Capital Maryland BDC Board may call a special meeting of the stockholders. Subject to certain conditions, a special meeting of stockholders must also be called by the secretary of Crescent Capital Maryland BDC to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting. Only the business specified in the notice of the meeting may be brought before such meeting.

Record Date. The MGCL and the Crescent Capital BDC Maryland Bylaws provide that the Crescent Capital Maryland BDC Board may fix a record date not more than 90 days and not less than ten days before the date of any such meeting.

Notice. Not less than 10 nor more than 90 days before each meeting of stockholders, the secretary of Crescent Capital Maryland BDC will give to each stockholder entitled to vote at such meeting or entitled to notice thereof, notice in writing or by electronic transmission

Special Meetings. Special meetings of stockholders may be called by the secretary of Crescent Capital BDC only at the request of the chairman of the board or the chief executed officer or by a resolution duly adopted by the affirmative vote of a majority of the board of directors.

Record Date. The DGCL and the Crescent Capital BDC Delaware Bylaws provide that the Crescent Capital BDC Board may fix a record date not more than 60 and not less than ten days before any such meeting.

Notice. Written notice of each meeting of stockholders stating the date, time, place and, in the case of a special meeting, the purpose thereof, must be given not less than 10 nor more than 60 days before such meeting to each stockholder who is entitled to vote thereat.

Special Meetings. The chairman of the board, the chief executive officer, the president or the Alcentra Capital Board may call a special meeting of the stockholders. Subject to certain conditions, a special meeting of stockholders must also be called by the secretary of Alcentra Capital to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting. Only the business specified in the notice of the meeting may be brought before such meeting.

Record Date. The MGCL and the Alcentra Capital Bylaws provide that the Alcentra Capital Board may fix a record date not more than 90 days and not less than ten days before the date of any such meeting.

Notice. Not less than 10 nor more than 90 days before each meeting of stockholders, the secretary of Alcentra Capital will give to each stockholder entitled to vote at such meeting or entitled to notice thereof, notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any law, the purpose for which the

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
	stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any law, the purpose for which the meeting is called, by (i) mail, (ii) presenting it to such stockholder personally, (iii) leaving it at the stockholder’s residence or usual place of business or (iv) any other means permitted by Maryland law, including electronic transmission.		meeting is called, by (i) mail, (ii) presenting it to such stockholder personally, (iii) leaving it at the stockholder’s residence or usual place of business or (iv) any other means permitted by Maryland law, including electronic transmission.

Consent in Lieu of Meeting

The MGCL provides that, unless the charter authorizes the holders of common stock entitled to vote generally on the election of directors to consent in writing or by electronic transmission by not less than the minimum number of votes that would be necessary to take action at a stockholders meeting, any action required or permitted to be taken at a meeting may be taken without a meeting only if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed in paper or electronic form with the records of stockholders meetings. The Crescent Capital BDC Maryland Charter does not address stockholder action without a meeting and, therefore, unanimous consent is required for stockholder action without a meeting.

The DGCL provides that, unless otherwise provided in the certificate of incorporation, any action to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Crescent Capital BDC Delaware Charter provides that any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting if a unanimous consent setting forth the action is given in writing or by electronic transmission by each

The MGCL provides that, unless the charter authorizes the holders of common stock entitled to vote generally on the election of directors to consent in writing or by electronic transmission by not less than the minimum number of votes that would be necessary to take action at a stockholders meeting, any action required or permitted to be taken at a meeting may be taken without a meeting only if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed in paper or electronic form with the records of stockholders meetings. The Alcentra Capital Charter does not address stockholder action without a meeting and, therefore, unanimous consent is required for stockholder action without a meeting.

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
stockholder entitled to vote on the matter and is filed with the records of the meetings of the stockholders.

Stockholder Inspection Rights

Any stockholder of a Maryland corporation may make a request during usual business hours to inspect and copy any of the following corporate documents: (i) bylaws; (ii) minutes of the proceedings of the stockholders; (iii) annual statements of affairs; and (iv) voting trust agreements deposited at Crescent Capital Maryland BDC’s principal office. Any stockholder may also request a statement showing all stock and securities issued during a specified period of not more than 12 months before the date of the request. In addition, one or more persons who together are and for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class may (i) inspect and copy during usual business hours Crescent Capital Maryland BDC’s books of account and stock ledger, (ii) present to any officer or resident agent of Crescent Capital Maryland BDC a written request for a statement of Crescent Capital Maryland BDC’s affairs and (iii) if Crescent Capital Maryland BDC does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of Crescent Capital Maryland

The DGCL provides that any stockholder, in person or by attorney or other agent, upon written demand under oath stating the purpose thereof, has the right during usual business hours to inspect for any purpose reasonably related to such person’s interest as a stockholder, and to copy: (i) the stock ledger, a list of stockholders and Crescent Capital BDC’s other books and records; and (ii) a subsidiary’s books and records to the extent that Crescent Capital BDC has actual possession and control of such records or could obtain such records through the exercise of control over such subsidiary, provided that as of the making of the demand (A) the stockholder inspection of such books and records of the subsidiary would not constitute a breach of an agreement between Crescent Capital BDC or the subsidiary and any person not affiliated with Crescent Capital BDC and (B) the subsidiary would not have the right under the law applicable to it to deny Crescent Capital BDC access to such books and records upon demand by Crescent Capital BDC.

In addition, the Crescent Capital BDC Delaware Bylaws further provide that the officer who has charge of

Any stockholder of a Maryland corporation may make a request during usual business hours to inspect and copy any of the following corporate documents: (i) bylaws; (ii) minutes of the proceedings of the stockholders; (iii) annual statements of affairs; and (iv) voting trust agreements deposited at Alcentra Capital’s principal office. Any stockholder may also request a statement showing all stock and securities issued during a specified period of not more than 12 months before the date of the request. In addition, one or more persons who together are and for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class may (i) inspect and copy during usual business hours Alcentra Capital’s books of account and stock ledger, (ii) present to any officer or resident agent of Alcentra Capital a written request for a statement of Alcentra Capital’s affairs and (iii) if Alcentra Capital does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of Alcentra Capital a written request for a list of stockholders, setting forth the name and address of each

Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders

BDC a written request for a list of stockholders, setting forth the name and address of each stockholder and the number of shares of each class which the stockholder holds. Within 20 days after such request is made, Crescent Capital Maryland BDC must prepare such information and have it available on file at its principal office.

The Crescent Capital BDC Maryland Bylaws further provide that the secretary of Crescent Capital BDC will make, at least ten days before every annual meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list will be (i) open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting either at a place within the city, town or village where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held, and (ii) produced and kept at the time and place of the meeting and open for inspection or examination by any stockholder during the whole time of the meeting.

	the stock ledger of Crescent Capital BDC will make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list will be (i) open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting either at a place within the city, town or village where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held, and (ii) produced and kept at the time and place of the meeting and open for inspection or examination by any stockholder during the whole time of the meeting.	stockholder and the number of shares of each class which the stockholder holds. Within 20 days after such request is made, Alcentra Capital must prepare such information and have it available on file at its principal office.

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders

Corporate Opportunities

Maryland law generally recognizes the corporate opportunity doctrine, which requires that directors and officers of a corporation must not take for themselves any business opportunity that could benefit the corporation. The Crescent Capital BDC Maryland Charter provides that Crescent Capital Maryland BDC will have the power, by resolution of the Crescent Capital Maryland BDC Board, to renounce any interest or expectancy of Crescent Capital Maryland BDC in, or in being offered an opportunity to participate in, business opportunities or classes or categories of business opportunities that are presented to Crescent Capital Maryland BDC or developed by or presented to one or more directors or officers of Crescent Capital Maryland BDC, including any director or officer who also serves as a director, officer or employee of any entity that provides investment advisory services to Crescent Capital Maryland BDC or as a member of the investment committee of any such entity.

Delaware law generally recognizes the corporate opportunity doctrine, which requires that directors and officers of a corporation must not take for themselves any business opportunity that could benefit the corporation. The Crescent Capital BDC Delaware Charter or the Crescent Capital BDC Delaware Bylaws do not address corporate opportunities or contain any waiver of the corporate opportunity doctrine.

Maryland law generally recognizes the corporate opportunity doctrine, which requires that directors and officers of a corporation must not take for themselves any business opportunity that could benefit the corporation. The Alcentra Capital Charter and Bylaws do not address corporate opportunities or contain any waiver of the corporate opportunity doctrine.

Transfer Restrictions	The Crescent Capital BDC Maryland Charter provides that during the period beginning with the Reincorporation Merger and ending 365 days after the date of the Listing of Crescent Capital Maryland BDC Common Stock on a national securities exchange, any	The Crescent Capital BDC Delaware Charter provides that a stockholder may not transfer (whether by sale, gift, merger, operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber any shares of common stock until 180 days	The Alcentra Capital Charter does not contain any transfer restrictions with regard to the Alcentra Capital Common Stock.

Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
transfer (whether by sale, gift, merger, operation of law or otherwise), exchange, assignment, pledge, hypothecation or other disposition or encumbrance of any shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder attendant to the Reincorporation Merger is prohibited, and therefore not effective, until the later of (a) the date of such transfer or (b) 180 days after the date of the Listing for one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation Merger, 270 days after the date of the Listing for an additional one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation Merger and 365 days after the date of the Listing for the remaining one-third of the shares of Crescent Capital Maryland BDC Common Stock acquired by a stockholder in the Reincorporation Merger, unless the Crescent Capital Maryland BDC Board provides prior written consent permitting an earlier effective date and the transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance is made in accordance with applicable securities and other laws. The Crescent Capital Maryland BDC Board may impose certain conditions in connection with granting its consent to an earlier effective	after an initial public offering of the common stock that results in an unaffiliated public float of at least the lower of $75 million or 15% of the aggregate capital commitments received prior to the date of such initial public offering to any person or entity unless (i) Crescent Capital BDC provides prior written consent and (ii) the transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance is made in accordance with applicable securities and other laws. Crescent Capital BDC may impose certain conditions in connection with granting its consent to a transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance. Any purported transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance of any shares of common stock effected in violation of the certificate of incorporation will be void ab initio and will have no force or effect, and Crescent Capital BDC will not register or permit registration of (and will direct its transfer agent, if any, not to register or permit registration of) any such purported transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance on its books and records.

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
date and any such consent shall be granted in the sole discretion of the Crescent Capital Maryland BDC Board. Any purported transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance of any shares of Crescent Capital Maryland BDC Common Stock effected on an earlier effective date in violation of the Crescent Capital BDC Maryland Charter will have no force or effect, and Crescent Capital Maryland BDC will not register or permit registration of (and will direct its transfer agent, if any, not to register or permit registration of) any such purported transfer, exchange, assignment, pledge, hypothecation or other disposition or encumbrance on its books and records until the applicable effective date.

Dividends and Stock Repurchases

Pursuant to the MGCL, no distribution may be made by Crescent Capital Maryland BDC if, after giving effect to the distribution, (i) Crescent Capital Maryland BDC would not be able to pay its indebtedness as the indebtedness becomes due in the usual course of business or (ii) Crescent Capital Maryland BDC’s total assets would be less than the sum of its total liabilities plus, unless the Crescent Capital BDC Maryland Charter permits otherwise, the amount that

Pursuant to the DGCL, Crescent Capital BDC may pay dividends only out of the surplus of Crescent Capital BDC or, if there is no surplus, out of net profits for the year in which the dividend is declared and/or the preceding fiscal year. Pursuant to the DGCL, dividends may not be declared out of net profits, however, if Crescent Capital BDC’s capital has been diminished to an amount less than the aggregate amount of all capital represented by the issued and outstanding stock

Pursuant to the MGCL, no distribution may be made by Alcentra Capital if, after giving effect to the distribution, (i) Alcentra Capital would not be able to pay its indebtedness as the indebtedness becomes due in the usual course of business or (ii) Alcentra Capital’s total assets would be less than the sum of its total liabilities plus, unless the Alcentra Capital Charter permits otherwise, the amount that would be needed, if Alcentra Capital were to be dissolved

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders

would be needed, if Crescent Capital Maryland BDC were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution For purposes of determining compliance with the insolvency tests in clauses (i) and (ii), the MGCL permits assets to be valued on the basis of a “fair valuation” of the assets or upon any other “reasonable” method rather than limiting application of the tests to the financial statements.

Pursuant to the Crescent Capital BDC Maryland Bylaws, dividends and other distributions to Crescent Capital Maryland BDC stockholders may be authorized by the Crescent Capital Maryland BDC Board, subject to the provisions of law and the Crescent Capital BDC Maryland Charter. Dividends and other distributions may be paid in cash, property or stock of Crescent Capital Maryland BDC, subject to the provisions of applicable law and the Crescent Capital BDC Maryland Charter.

of all classes having a preference upon the distribution of assets until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets is eliminated. Furthermore, the DGCL generally provides that a Delaware corporation may redeem or repurchase its shares only if the redemption or repurchase would not impair the capital of such corporation.

The Crescent Capital BDC Delaware Bylaws provide that dividends and other distributions upon the stock of Crescent Capital BDC may be declared by the board of directors pursuant to applicable law. Dividends and other distributions may be paid in cash, property or stock of Crescent Capital BDC, subject to the provisions of the Crescent Capital BDC Delaware Charter.

at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution For purposes of determining compliance with the insolvency tests in clauses (i) and (ii), the MGCL permits assets to be valued on the basis of a “fair valuation” of the assets or upon any other “reasonable” method rather than limiting application of the tests to the financial statements.

Pursuant to the Alcentra Capital Bylaws, dividends and other distributions to Alcentra Capital stockholders may be authorized by the Alcentra Capital Board, subject to the provisions of law and the Alcentra Capital Charter. Dividends and other distributions may be paid in cash, property or stock of Alcentra Capital, subject to the provisions of applicable law and the Alcentra Capital Charter.

Exculpation of Officers and Directors	Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money	The DGCL permits a Delaware corporation to include in its certificate of incorporation a provision eliminating or limiting personal liability of a director to the corporation or its	Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money

	Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
	damages, except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Crescent Capital BDC Maryland Charter contains a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.	stockholders for monetary damages for breach of fiduciary duty as a director, except for liability resulting from (i) breach of the director’s duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) unlawful distributions or (iv) any transaction from which the director derived an improper personal benefit. The Crescent Capital BDC Delaware Charter contains a provision which eliminates directors’ liability to the maximum extent permitted by the DGCL.	damages, except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Alcentra Capital Charter contains a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

Indemnification of Officers and Directors

The MGCL requires a Maryland corporation (unless its charter provides otherwise, which the Crescent Capital BDC Maryland Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of

The DGCL permits a Delaware corporation to indemnify any director, officer, employee or agent who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation) against judgments, fines and amounts paid in settlement actually and reasonably incurred if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The DGCL permits a Delaware corporation to indemnify any director, officer, employee or agent who was or is a party or is

The MGCL requires a Maryland corporation (unless its charter provides otherwise, which the Alcentra Capital Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of

Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders
their service in those or other capacities unless it is established that: (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct threatened to be made a party to any action by or in the right of the corporation against expenses (including attorneys’ fees) actually and reasonably incurred if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the corporation’s best interests, except that no indemnification may be made if the person is adjudged liable to the corporation unless and only to the extent the Delaware Court of Chancery or the court in which the action was brought determines that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper. To the extent a present or former director or officer has been successful on the merits or otherwise in defense of any proceeding, the DGCL requires such person to be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred.

The Crescent Capital BDC Delaware Charter requires Crescent Capital BDC, to the full extent permitted by the DGCL, to indemnify all persons whom it may indemnify pursuant thereto and provides that expenses (including attorneys’ fees) incurred by an officer or director in their service in those or other capacities unless it is established that: (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct

Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders

necessary for indemnification and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

To the maximum extent permitted by Maryland law and the Investment Company Act, the Crescent Capital BDC Maryland Charter requires Crescent Capital Maryland BDC to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (1) any present or former director or officer or (2) any individual who, while a director or officer and at Crescent Capital Maryland BDC’s request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, trustee, member, manager or partner, in each case who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

The Crescent Capital BDC Maryland Charter permits Crescent Capital Maryland BDC, with the approval of the Crescent Capital Maryland BDC Board, to defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification will be paid by Crescent Capital BDC in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by Crescent Capital BDC. To the maximum extent permitted by the DGCL, the Crescent Capital BDC Delaware Bylaws require Crescent Capital BDC (i) to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative or an action or suit by or in the right of Crescent Capital BDC to procure a judgment in its favor) by reason of the fact that he or she is or was a director, officer, employee or agent of Crescent Capital BDC, or is or was serving at the request of Crescent Capital BDC as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or necessary for indemnification and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

To the maximum extent permitted by Maryland law and the Investment Company Act, the Alcentra Capital Charter authorizes Alcentra Capital to obligate itself to indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding, and the Alcentra Capital Bylaws require Alcentra Capital to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding, to (1) any present or former director or officer or (2) any individual who, while a director or officer and at Alcentra Capital’s request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, trustee, member, manager or partner, in each case who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

Rights of Crescent Capital Maryland BDC Stockholders	Rights of Pre-Reincorporation Merger Crescent Capital BDC Stockholders	Rights of Alcentra Capital Stockholders

provide indemnification and advance of expenses to a person who served a predecessor of Crescent Capital Maryland BDC in any of the capacities described above and to any employee or agent of Crescent Capital Maryland BDC or such predecessor.

Crescent Capital Maryland BDC will have indemnification agreements in place with its directors and certain of its officers.

her in connection with such action, suit or proceeding and (ii) to pay expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by Crescent Capital BDC.

The Alcentra Capital Charter and Alcentra Capital Bylaws permit Alcentra Capital, with the approval of the Alcentra Capital Board, to provide indemnification and advance of expenses to a person who served a predecessor of Alcentra Capital in any of the capacities described above and to any employee or agent of Alcentra Capital or such predecessor.

Alcentra Capital has indemnification agreements in place with its directors and certain of its officers.

REGULATION OF CRESCENT CAPITAL BDC

Crescent Capital BDC is regulated as a BDC under the Investment Company Act. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A publicly traded BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

Crescent Capital BDC may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the Investment Company Act. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. Crescent Capital BDC does not anticipate any substantial change in the nature of its business.

As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. A majority of directors must be persons who are not interested persons, as that term is defined in the Investment Company Act. Additionally, Crescent Capital BDC is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, Crescent Capital BDC will be prohibited from protecting any director or officer against any liability to Crescent Capital BDC or its stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a BDC, Crescent Capital BDC will generally be required to meet an asset coverage ratio, defined under the Investment Company Act as the ratio of its total assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities, of at least 200% after each issuance of senior securities. Crescent Capital BDC may also be prohibited under the Investment Company Act from knowingly participating in certain transactions with its affiliates without the prior approval of its directors who are not interested persons and, in some cases, prior approval by the SEC through an exemptive relief order (other than in certain limited situations pursuant to current regulatory guidance).

Crescent Capital BDC does not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, except for registered money market funds, Crescent Capital BDC generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of its total assets in the securities of one investment company or invest more than 10% of the value of its total assets in the securities of investment companies in the aggregate. The portion of its portfolio invested in securities issued by investment companies ordinarily will subject stockholders to additional expenses. Crescent Capital BDC’s investment portfolio is also subject to diversification requirements by virtue of its intention to be a RIC for U.S. tax purposes.

Crescent Capital BDC may invest up to 100% of its assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, Crescent Capital BDC may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Crescent Capital BDC’s intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of Crescent Capital BDC’s portfolio companies. Crescent Capital BDC may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. Crescent Capital BDC may purchase or otherwise receive warrants or options to purchase the common stock of Crescent Capital BDC’s portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, Crescent Capital BDC may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances.

Crescent Capital BDC will generally not be able to issue and sell common stock at a price below NAV per share. Crescent Capital BDC may, however, sell common stock, or warrants, options or rights to acquire common stock, at a price below the then-current NAV of common stock if the Crescent Capital BDC Board determines that such sale is in Crescent Capital BDC’s best interests and the best interests of stockholders, and stockholders approve such sale. In addition, Crescent Capital BDC may generally issue new shares of common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

Crescent Capital BDC is subject to periodic examinations by the SEC for compliance with the Investment Company Act.

Qualifying Assets

Crescent Capital BDC may invest up to 30% of its portfolio opportunistically in “non-qualifying assets.” However, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to Crescent Capital BDC’s business are the following:

1.

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. The principal categories of qualifying assets relevant to Crescent Capital BDC’s business are the following:

(a)	Issuer is organized under the laws of, and has its principal place of business in, the United States;

(b)

Issuer is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

(c)	Issuer satisfies any of the following:

(i)	does not have any class of securities that is traded on a national securities exchange;

(ii)	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

(iv)	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company which Crescent Capital BDC controls.

3.

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and Crescent Capital BDC already owns 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

A BDC must be operated for the purpose of making investments in the types of securities described under “Qualifying Assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors or officers, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Monitoring Investments

In most cases, Crescent Capital BDC will not have board influence over portfolio companies. In some instances, Crescent Cap Advisors’ investment professionals may obtain board representation or observation rights in conjunction with its investments. In conjunction with Crescent Cap Advisors’ investment committee and the Crescent Capital BDC Board, Crescent Cap Advisors will take an active approach in monitoring all investments, which includes reviews of financial performance on at least a quarterly basis and may include discussions with management and/or the equity sponsor. The monitoring process will begin with structuring terms and conditions which require the timely delivery and access to critical financial and business information regarding portfolio companies.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which is referred to, collectively, as “temporary investments,” so that 70% of assets are qualifying assets. See “Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and the Mergers—U.S. Federal Income Taxation of an Investment in Crescent Capital Maryland BDC Common Stock.” Typically, Crescent Capital BDC will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as Crescent Capital BDC, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of assets that may be invested in such repurchase agreements. However, if more than 25% of its gross assets constitute repurchase agreements from a single counterparty, Crescent Capital BDC would not meet the diversification tests in order to qualify as a RIC. Thus, Crescent Capital BDC does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Crescent Cap Advisors will monitor the creditworthiness of the counterparties with which Crescent Capital BDC enters into repurchase agreement transactions.

Senior Securities

Crescent Capital BDC is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to its common stock if its asset coverage, as defined in the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, Crescent Capital BDC must make provisions to prohibit any distribution to stockholders or the repurchase of such securities or shares unless Crescent Capital BDC meets the applicable asset coverage ratios at the time of the distribution or repurchase. Crescent Capital BDC may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage, see “Risk Factors—Risks Relating to Crescent Capital BDC’s Business and Structure—Crescent Capital BDC’s strategy involves a high degree of leverage. Crescent Capital BDC intends to continue to finance its investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and increases the risk of investing in Crescent Capital BDC. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.” Crescent Capital BDC intends to continue to finance its investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in Crescent Capital BDC. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.

The Small Business Credit Availability Act (“SBCAA”), which was signed into law on March 23, 2018, among other things, amended Section 61(a) of the Investment Company Act to add a new Section 61(a)(2) that reduces the asset coverage requirement applicable to a BDC from 200% to 150% so long as the BDC meets certain disclosure requirements and obtains certain approvals. The reduced asset coverage requirement would permit a BDC to have a ratio of total consolidated assets to outstanding indebtedness of 2:1 as compared to a maximum of 1:1 under the 200% asset coverage requirement. As of December 6, 2019, Crescent Capital BDC had not yet sought to obtain either approval and, as a result, remained subject to the 200% asset coverage requirement under Section 61(a)(1) of the Investment Company Act. Crescent Capital BDC expects to seek such necessary approvals after the completion of the Transactions.

The SBCAA also instructs the SEC to issue rules or amendments to rules allowing BDCs to use the same securities offering and proxy rules that available to operating companies, including, among other things, allowing BDCs to incorporate by reference in registration statements filed with the SEC and allow certain BDCs to file shelf registration statements that are automatically effective and take advantage of other benefits available to Well-Known Seasoned Issuers.

The Investment Company Act imposes limitations on a BDC’s issuance of preferred shares, which are considered “senior securities” and thus are subject to the 200% asset coverage requirement described above. In addition, (i) preferred shares must have the same voting rights as the common stockholders (one share, one vote); and (ii) preferred stockholders must have the right, as a class, to appoint directors to the board of directors.

Code of Ethics

As required by Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively, Crescent Capital BDC and Crescent Cap Advisors have adopted codes of ethics which apply to, among others, Crescent Capital BDC’s and Crescent Cap Advisors’ executive officers, including the Chief Executive Officer and Chief Financial Officer, as well as Crescent Cap Advisors’ officers, directors and employees. Crescent Capital BDC’s codes of ethics generally will not permit investments by Crescent Capital BDC’s and Crescent Cap Advisors’ personnel in securities that may be purchased or sold by Crescent Capital BDC.

Crescent Capital BDC hereby undertakes to provide a copy of the codes to any person, without charge, upon request. Requests for a copy of the codes may be made in writing addressed to the Secretary of the Company, George Hawley, Crescent Capital BDC, Inc., 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, California, 90025, Attention: CBDC Investor Relations, or by emailing investor.relations@crescentcap.com.

Compliance Policies and Procedures

Crescent Capital BDC and Crescent Cap Advisors have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and Crescent Capital BDC is required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Joseph Hanlon currently serves as Chief Compliance Officer.

Sarbanes-Oxley Act of 2002 and NASDAQ Corporate Governance Regulations

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect Crescent Capital BDC. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, the principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in periodic reports;

•	pursuant to Item 307 of Regulation S-K, periodic reports must disclose conclusions about the effectiveness of disclosure controls and procedures;

•

pursuant to Rule 13a-15 of the Exchange Act, management must prepare an annual report regarding its assessment of internal control over financial reporting and (once Crescent Capital BDC ceases to be an emerging growth company under the JOBS Act or, if later, for the year following the first annual report required to be filed with the SEC) must obtain an audit of the effectiveness of internal control over financial reporting performed by an independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, periodic reports must disclose whether there were significant changes in internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires Crescent Capital BDC to review its current policies and procedures to determine whether it complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. Crescent Capital BDC will continue to monitor compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that it is in compliance therewith.

In addition, Nasdaq has adopted various corporate governance requirements as part of its listing standards. Crescent Capital BDC will monitor its compliance with any such listing standards to the extent applicable and will take actions necessary to ensure that it is in compliance therewith.

Proxy Voting Policies and Procedures

Crescent Capital BDC delegates proxy voting responsibility to Crescent Cap Advisors. The Proxy Voting Policies and Procedures of Crescent Cap Advisors are set forth below. The guidelines are reviewed periodically by Crescent Cap Advisors and independent directors, and, accordingly, are subject to change.

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Crescent Cap Advisors recognizes that it must vote portfolio securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Crescent Cap Advisors will vote all proxies based upon the guiding principle of seeking to maximize the ultimate long-term economic value of stockholders’ holdings, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the relevant advisory agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote. Crescent Cap Advisors will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held. Although Crescent Cap Advisors will generally vote against proposals that may have a negative impact on portfolio securities, Crescent Cap Advisors may vote for such a proposal if there exists compelling long-term reasons to do so.

Crescent Cap Advisors’ proxy voting decisions are made by Crescent Cap Advisors’ investment committee. To ensure that the vote is not the product of a conflict of interest, Crescent Cap Advisors will require that: (1) anyone involved in the decision making process disclose to Crescent Cap Advisors’ investment committee, and disinterested directors, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how Crescent Cap Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Privacy Principles

Crescent Capital BDC are committed to maintaining the privacy of stockholders and to safeguarding their non-public personal information. The following information is provided to help investors understand what personal information Crescent Capital BDC collects, how it protects that information and why, in certain cases, Crescent Capital BDC may share information with select other parties.

Pursuant to Crescent Capital BDC’s privacy policy, Crescent Capital BDC will not disclose any non-public personal information concerning any stockholders who are individuals unless the disclosure meets certain permitted exceptions under Regulation S-P. Crescent Capital BDC generally will not use or disclose any stockholder information for any purpose other than as required by law.

Crescent Capital BDC may collect non-public information about investors from Subscription Agreements or other forms, such as name, address, account number and the types and amounts of investments, and information about transactions with Crescent Capital BDC or its affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity. Crescent Capital BDC may disclose the information that it collects from stockholders or former stockholders, as described above, only to its affiliates and service providers and only as allowed by applicable law or regulation. Any party that receives this information will use it only for the services required and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. To protect the non-public personal information of individuals, Crescent Capital BDC permits access only by authorized personnel who need access to that information to provide services to Crescent Capital BDC and its stockholders. In order to guard stockholders’ non-public personal information, Crescent Capital BDC maintains physical, electronic and procedural safeguards that are designed to comply with applicable law. Non-public personal information that Crescent Capital BDC collects about its stockholders will generally be stored on secured servers. An individual stockholder’s right to privacy extends to all forms of contact with Crescent Capital BDC, including telephone, written correspondence and electronic media, such as the Internet.

Pursuant to Crescent Capital BDC’s privacy policy, Crescent Capital BDC will provide a clear and conspicuous notice to each investor that details Crescent Capital BDC’s privacy policies and procedures at the time of the investor’s subscription.

Reporting Obligations

Crescent Capital BDC furnishes stockholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as it determines to be appropriate or as may be required by law. Crescent Capital BDC is required to comply with all periodic reporting, proxy solicitation and other applicable requirements under the Exchange Act.

Stockholders and the public may also read and copy any materials Crescent Capital BDC files with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains a website (www.sec.gov) that contains such information.

Election to be Taxed as a RIC

Crescent Capital BDC qualifies and intends to continue to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending on December 31, 2015. As a RIC, Crescent Capital BDC generally will not pay corporate-level U.S. federal income taxes on any income or gains that it timely distributes to stockholders as dividends. Rather, dividends it distributes generally will be taxable to stockholders, and any net operating losses, foreign tax credits and other tax attributes generally will not pass through to stockholders, subject to special rules for certain items such as net capital gains and qualified dividend income Crescent Capital BDC recognizes. See “Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and the Mergers—Taxation of U.S. Stockholders” and “Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and the Mergers—Taxation of Non-U.S. Stockholders” below.

To qualify as a RIC, Crescent Capital BDC must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify as a RIC, Crescent Capital BDC must timely distribute to stockholders at least 90% of its investment company taxable income (determined without regard to the dividends paid deduction), which is generally net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any, for each taxable year (the “Annual Distribution Requirement”).

Taxation as a RIC

As a RIC and if Crescent Capital BDC satisfies the Annual Distribution Requirement, then it will not be subject to U.S. federal income tax on the portion of investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) that Crescent Capital BDC timely distributes (or is deemed to timely distribute) to stockholders. Crescent Capital BDC is subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to stockholders.

Crescent Capital BDC generally is subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of net ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of capital gains in excess of capital losses for the one-year period ending October 31 in that calendar year and (3) any net ordinary income and capital gains in excess of capital losses recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). Crescent Capital BDC will not be subject to the U.S. federal excise tax on amounts on which it is required to pay U.S. federal income tax (such as retained net capital gains). Depending upon the level of taxable income earned in a year, Crescent Capital BDC may choose to carry forward taxable income for distribution in the following year and pay the applicable U.S. federal excise tax.

To maintain status as a RIC for U.S. federal income tax purposes, Crescent Capital BDC must, among other things:

•	qualify and have in effect an election to be treated as a BDC under the Investment Company Act at all times during each taxable year;

•

derive in each taxable year at least 90% of gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or other income derived with respect to its business of investing in such stock or securities (the “90% Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

i.

at least 50% of the value of assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of assets or more than 10% of the outstanding voting securities of the issuer; and

ii.

no more than 25% of the value of assets is invested in (a) the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable Code rules, by Crescent Capital BDC and that are engaged in the same or similar or related trades or businesses or (b) the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

For U.S. federal income tax purposes, Crescent Capital BDC will include in its taxable income certain amounts that it has not yet received in cash. For example, if Crescent Capital BDC holds debt obligations that are treated under applicable U.S. federal income tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), Crescent Capital BDC must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether Crescent Capital BDC receives cash representing such income in the same taxable year. Crescent Capital BDC may also have to include in taxable income other amounts that it has not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because such OID or other amounts accrued are included in investment company taxable income for the year of accrual, Crescent Capital BDC may be required to make distributions to stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Avoidance Requirement, even though it will have not received any corresponding cash payments. Accordingly, to enable Crescent Capital BDC to make distributions to stockholders that will be sufficient to enable it to satisfy the Annual Distribution Requirement, Crescent Capital BDC may need to sell some of its assets at times and/or at prices that it would not consider advantageous, Crescent Capital BDC may need to raise additional equity or debt capital or it may need to forego new investment opportunities or otherwise take actions that are disadvantageous to its business (or be unable to take actions that are advantageous to its business). If Crescent Capital BDC is unable to obtain cash from other sources to enable it to satisfy the Annual Distribution Requirement, it may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).

Because Crescent Capital BDC expects to use debt financing, it may be prevented by financial covenants contained in debt financing agreements from making distributions to stockholders in certain circumstances. In addition, under the Investment Company Act, Crescent Capital BDC is generally not permitted to make distributions to stockholders while debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Limits on distributions to stockholders may prevent Crescent Capital BDC from satisfying the Annual Distribution Requirement and, therefore, may jeopardize its qualification for taxation as a RIC, or subject it to the 4% U.S. federal excise tax.

Although Crescent Capital BDC does not presently expect to do so, it may borrow funds and sell assets in order to make distributions to stockholders that are sufficient for it to satisfy the Annual Distribution Requirement. However, the ability to dispose of assets may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to Crescent Capital BDC’s status as a RIC, including the Diversification Tests. If Crescent Capital BDC disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous. Alternatively, although it currently does not intend to do so, to satisfy the Annual Distribution Requirement, Crescent Capital BDC may declare a taxable dividend payable in stock or cash at the election of each stockholder. In such case, for U.S. federal income tax purposes, the amount of the dividend paid in common stock will generally be equal to the amount of cash that could have been received instead of stock. See “Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and the Mergers—Taxation of U.S. Stockholders” and “Material U.S. Federal Income Tax Consequences of the Reincorporation Merger and the Mergers—Taxation of Non-U.S. Stockholders” for a discussion of the tax consequences to stockholders upon receipt of such dividends.

Distributions to stockholders may be made from cash assets or by liquidation of its investments, if necessary. Crescent Capital BDC may recognize gains or losses from such liquidations. In the event Crescent Capital BDC recognizes net capital gains from such transactions, investors may receive a larger capital gain distribution than they would have received in the absence of such transactions.

Failure to Qualify as a RIC

If Crescent Capital BDC fails to satisfy the 90% Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, Crescent Capital BDC might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require Crescent Capital BDC to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If Crescent Capital BDC failed to qualify for treatment as a RIC and such relief provisions did not apply, it would be subject to U.S. federal income tax on all of its taxable income at regular corporate U.S. federal income tax rates (and Crescent Capital BDC also would be subject to any applicable state and local taxes), regardless of whether it makes any distributions to stockholders. Crescent Capital BDC would not be able to deduct distributions to stockholders, nor would distributions to stockholders be required to be made for U.S. federal income tax purposes. Any distributions generally would be taxable to U.S. stockholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum rate applicable to individuals and other non-corporate U.S. stockholders, to the extent of current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. stockholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, Crescent Capital BDC could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by Crescent Capital BDC during the period in which it failed to qualify as a RIC that are recognized during the 5-year period after requalification as a RIC, unless Crescent Capital BDC made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification as a RIC. Crescent Capital BDC may decide to be taxed as a regular corporation even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR OF ALCENTRA CAPITAL

Alcentra Capital’s securities are held by State Street pursuant to a custody agreement. The principal business address of State Street is State Street Financial Center, One Lincoln Street, Boston, MA 02111, telephone: 617-664-4970. Computershare Trust Company, N.A. serves as Alcentra Capital’s transfer agent, distribution paying agent and registrar for shares of Alcentra Capital Common Stock. The principal business address of Computershare Trust Company, N.A. is 150 Royall Street, Canton, MA 02021.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR OF CRESCENT CAPITAL BDC

Crescent Capital BDC’s securities are held under a custody agreement by State Street Bank and Trust Company. The principal address of the custodian is One Lincoln Street, Boston, MA 02111. State Street Bank and Trust Company acts as Crescent Capital BDC’s transfer agent, dividend paying agent and registrar for Crescent Capital BDC Common Stock. The principal business address of State Street Bank and Trust Company is 1 Heritage Drive–OHD1, N. Quincy, MA 02111.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since Crescent Capital BDC generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

However, if Crescent Capital BDC were to pay brokerage commissions for brokerage services, subject to policies established by the Crescent Capital BDC Board, Crescent Capital BDC’s investment adviser, Crescent Cap Advisors, would be primarily responsible for the execution of the publicly traded securities portion of Crescent Capital BDC’s portfolio transactions and the allocation of brokerage commissions. Crescent Capital BDC’s investment adviser would not be expected to execute transactions through any particular broker or dealer, but would seek to obtain the best net results for Crescent Capital BDC, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While Crescent Capital BDC’s investment adviser generally seeks reasonably competitive trade execution costs, Crescent Capital BDC may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Crescent Capital BDC’s investment adviser may select a broker based partly upon brokerage or research services provided to Crescent Capital BDC’s investment adviser and Crescent Capital BDC and any other clients. In return for such services, Crescent Capital BDC may pay a higher commission than other brokers would charge if Crescent Capital BDC’s investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

Crescent Capital BDC may pay brokerage commissions incurred in connection with open-market purchases pursuant to its dividend reinvestment plan. However, Crescent Capital BDC paid no brokerage commissions during the three most recent fiscal years.

LEGAL MATTERS

The legality of Crescent Capital Maryland BDC Common Stock to be issued pursuant to the Merger Agreement will be passed upon for Crescent Capital Maryland BDC by Venable LLP, Baltimore, Maryland.

EXPERTS

The consolidated financial statements of Crescent Capital BDC, Inc. at December 31, 2018 and 2017, and for each of the three years in the period December 31, 2018, appearing in this joint proxy statement/prospectus and Registration Statement on Form N-14 have been audited by Ernst & Young LLP, independent registered public accounting firm, and the information in the senior securities table for each of the three years in the period ended December 31, 2018, and the period from February 5, 2015 (inception) through December 31, 2015, appearing in this joint proxy statement/prospectus and Registration Statement on Form N-14 has been derived from consolidated financial statements audited by Ernst & Young LLP, as set forth in their reports thereon appearing elsewhere herein. Such consolidated financial statements and senior securities table are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Alcentra Capital and its subsidiary as of December 31, 2018 and 2017, and for each of the years in the three-year period ended December 31, 2018, included herein, have been audited and reported upon by KPMG LLP, independent registered public accounting firm. The financial information for the five years ended December 31, 2018, in the table under “Senior Securities of Alcentra Capital” included herein has been derived from financial statements audited by KPMG LLP and has been reported upon by KPMG LLP. Such financial statements and senior securities table have been included herein in reliance upon the reports of KPMG LLP, included herein, and upon the authority of said firm as experts in accounting and auditing.

OTHER MATTERS

Crescent Capital BDC

No matters other than the matters described in this joint proxy statement/prospectus are anticipated to be presented for action at the Crescent Capital BDC Special Meeting or at any adjournment or postponement of such special meeting. Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Crescent Capital BDC Special Meeting. Should any procedural matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such procedural matters.

Alcentra Capital

Under Maryland law and the Alcentra Capital Bylaws, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of special meeting. Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Alcentra Capital Special Meeting. Should any procedural matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such procedural matters.

STOCKHOLDERS SHARING AN ADDRESS

Only one copy of this joint proxy statement/prospectus is being delivered to multiple stockholders of Crescent Capital BDC and Alcentra Capital unless they have previously received contrary instructions from one or more of their stockholders. Stockholders who hold shares in “street name” can request further information on householding through their banks, brokers or other holders of record.

On written or oral request to State Street Bank and Trust Company (attention Transfer Agent) at 1 Heritage Drive–OHD1, N. Quincy, MA 02171 or by telephone at (617) 664-4970, Crescent Capital BDC will deliver promptly a separate copy of this joint proxy statement/prospectus to a stockholder at a shared address to which a single copy of this joint proxy statement/prospectus was delivered. Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of Crescent Capital BDC’s proxy statements and annual reports should provide written or oral notice to Crescent Capital BDC at the address and telephone number set forth above. Holders in “street name” who wish, in the future, to receive separate copies or a single copy of Crescent Capital BDC’s proxy statements and annual reports, must contact their banks and brokers.

On written request to Computershare Trust Company, N.A., Alcentra Capital’s stock transfer agent, at c/o Computershare Trust Company, N.A., 150 Royall Street, Canton, MA 02021; (800) 652-8683, Alcentra Capital will deliver promptly a separate copy of this joint proxy statement/prospectus to a stockholder at a shared address to which a single copy of this joint proxy statement/prospectus was delivered. Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of Alcentra Capital’s proxy statements and annual reports should provide written or oral notice to Computershare Trust Company, N.A. at the address and telephone number set forth above. Holders in “street name” who wish, in the future, to receive separate copies or a single copy of Alcentra Capital’s proxy statements and annual reports, must contact their banks and brokers.

WHERE YOU CAN FIND MORE INFORMATION

Crescent Capital Maryland BDC has filed with the SEC a registration statement on Form N-14 (of which this joint proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about Crescent Capital Maryland BDC and the securities being offered by this joint proxy statement/prospectus.

Alcentra Capital and Crescent Capital BDC are each subject to the informational requirements of the Exchange Act. Accordingly, they must file annual, quarterly and current reports, proxy material and other information with the SEC. You can review and copy such information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. Such information is also available from the EDGAR database on the SEC’s web site at http://www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330.

The information Crescent Capital BDC files with the SEC is available free of charge by contacting it at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025 or by telephone at (310) 235-5900 or on its website at www.crescentcap.com. Information contained on Crescent Capital BDC’s website is not incorporated into this joint proxy statement/prospectus and you should not consider such information to be part of this joint proxy statement/prospectus.

The information Alcentra Capital files with the SEC is available free of charge by contacting it at 200 Park Avenue, 7th Floor, New York, NY 10166 or by telephone at (212) 922-8240 or on its website at www.alcentracapital.com. Information contained on Alcentra Capital’s website is not incorporated into this joint proxy statement/prospectus and you should not consider such information to be part of this joint proxy statement/prospectus.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

CRESCENT CAPITAL BDC, INC.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Crescent Capital BDC, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of Crescent Capital BDC, Inc. (the “Company”), including the consolidated schedules of investments, as of December 31, 2018 and 2017, the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2018, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations, changes in its net assets, and its cash flows for each of the three years in the period ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 and 2017, by correspondence with the custodian, syndication agents and underlying investee companies, or by other appropriate auditing procedures where confirmation was not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 2015.

Los Angeles, CA March 22, 2019

Crescent Capital BDC, Inc.

Consolidated Statements of Assets and Liabilities

	As of December 31, 2018	As of December 31, 2017
Assets
Investments, non-controlled and non-affiliated, at fair value (cost of $500,680,681 and $317,215,906, respectively)	$493,341,724	$319,126,672
Cash and cash equivalents	9,809,812	8,791,778
Cash denominated in foreign currency (cost of $580,874 and $452,924, respectively)	559,011	479,134
Receivable for investments sold	37,427	11,957
Interest receivable	1,334,535	1,333,277
Unrealized appreciation on foreign currency forward contracts	17,406	—
Prepaid expenses and other assets	20,041	74,357

Total assets	$505,119,956	$329,817,175

Liabilities
Debt (net of deferred financing costs of $1,695,193 and $856,042, respectively)	$235,707,992	$150,847,928
Payable for investments purchased	299,570	—
Distributions payable	5,343,316	2,707,232
Management fees payable—affiliate	963,009	734,504
Income incentive fee payable—affiliate	—	504,295
Due to Advisor—affiliate	136,235	38,924
Due to Administrator—affiliate	178,461	232,779
Professional fees payable	254,929	289,899
Directors’ fees payable	62,063	57,063
Interest and other debt financing costs payable	1,849,983	1,018,332
Deferred tax liability	304,928	217,149
Accrued expenses and other liabilities	440,630	369,081

Total liabilities	$245,541,116	$157,017,186

Commitments and Contingencies (Note 8)
Net Assets
Preferred stock, par value $0.001 per share (10,000 shares authorized, zero outstanding, respectively)	$—	$—
Common stock, par value $0.001 per share (200,000,000 shares authorized, 13,358,289 and 8,597,116 shares issued and outstanding, respectively)	13,358	8,597
Paid-in capital in excess of par value	266,023,849	170,755,891
Distributable earnings (accumulated loss)	(6,458,367)	2,035,501

Total Net Assets	$259,578,840	$172,799,989

Total Liabilities and Net Assets	$505,119,956	$329,817,175

Net asset value per share	$19.43	$20.10

See accompanying notes

Crescent Capital BDC, Inc.

Consolidated Statements of Operations

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Investment Income:
Interest income from non-controlled and non-affiliated investments	$32,250,699	$22,226,725	$13,873,168
Paid-in-kind interest	453,478	64,952	14,609
Dividend income	590,947	—	—

Total investment income	33,295,124	22,291,677	13,887,777

Expenses:
Interest and other debt financing costs	8,450,514	5,302,910	2,706,828
Management fees (net of waiver of $2,602,190, $1,548,858 and $1,048,618, respectively)	3,384,980	2,717,199	1,701,168
Income incentive fees (net of waiver of $2,187,445, $0 and $0, respectively)	554,978	1,622,836	525,493
Directors’ fees	290,000	290,000	288,042
Professional fees	759,974	713,672	688,663
Organization expenses	154,143	73,015	73,015
Other general and administrative expenses	1,851,252	1,639,006	1,494,809

Total expenses	15,445,841	12,358,638	7,478,018

Net investment income before taxes	17,849,283	9,933,039	6,409,759

Income and excise taxes	121,444	25,474	1,600

Net investment income after taxes	17,727,839	9,907,565	6,408,159

Net realized and unrealized gains (losses) on investments:
Net realized gain (loss) on investments	(466,647)	(342,979)	(121,691)
Net realized gain (loss) on foreign currency transactions	(79,234)	(2,739)	37,739
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(8,997,011)	(289,512)	5,444,486
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	17,406	—	—

Net realized and unrealized gains (losses) on investments	(9,525,486)	(635,230)	5,360,534

Benefit/(Provision) for taxes on unrealized appreciation (depreciation) on investments	(87,779)	(217,149)	—

Net increase in net assets resulting from operations	$8,114,574	$9,055,186	$11,768,693

Per Common Share Data:
Net increase in net assets resulting from operations per share (basic and diluted):	$0.76	$1.20	$2.27
Net investment income per share (basic and diluted):	$1.65	$1.31	$1.23
Weighted average shares outstanding (basic and diluted):	10,719,485	7,562,447	5,191,589

See accompanying notes

Crescent Capital BDC, Inc.

Consolidated Statements of Changes in Net Assets

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Increase (decrease) in net assets resulting from operations:
Net investment income	$17,727,839	$9,907,565	$6,408,159
Net realized loss on investments and foreign currency transactions	(545,881)	(345,718)	(83,952)
Net change in unrealized appreciation (depreciation) on investments, foreign currency forward contracts and foreign currency translation	(8,979,605)	(289,512)	5,444,486
Benefit/(Provision) for taxes on unrealized appreciation (depreciation) on investments	(87,779)	(217,149)	—

Net increase in net assets resulting from operations	8,114,574	9,055,186	11,768,693

Distributions to shareholders	(16,720,443)	(9,341,681)	(6,238,633)
Capital transactions:
Issuance of common stock	95,000,000	45,000,000	45,000,000
Issuance of common stock pursuant to dividend reinvestment plan	600,356	132,600	41,874
Equity offering costs	(215,636)	(102,144)	(102,144)

Net increase in net assets resulting from capital transactions	95,384,720	45,030,456	44,939,730

Total increase in net assets	86,778,851	44,743,961	50,469,790
Net assets at beginning of period	172,799,989	128,056,028	77,586,238

Net assets at end of period	$259,578,840	$172,799,989	$128,056,028

Changes in Shares
Common stock, at beginning of period	8,597,116	6,376,850	4,056,316
Issuance of common stock	4,731,259	2,213,746	2,318,386
Issuance of common stock pursuant to dividend reinvestment plan	29,914	6,520	2,148

Common stock, at end of period	13,358,289	8,597,116	6,376,850

Distributions declared per share:	$1.47	$1.18	$1.10

See accompanying notes

Crescent Capital BDC, Inc.

Consolidated Statements of Cash Flows

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$8,114,574	$9,055,186	$11,768,693
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments	(291,155,086)	(154,205,536)	(135,601,867)
Paid-in-kind interest income	(453,478)	(64,952)	(14,609)
Proceeds from sales of investments and principal repayments	109,697,025	54,117,980	60,820,469
Net realized (gain) loss on investments	466,647	342,979	121,691
Net change in unrealized (appreciation) depreciation on investments and foreign currency translation	8,997,011	289,512	(5,444,486)
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts	(17,406)	—	—
Amortization of premium and accretion of discount, net	(2,019,883)	(1,166,779)	(413,896)
Amortization of deferred financing costs	761,110	767,545	608,973
Change in operating assets and liabilities:
(Increase) decrease in receivable for investments sold	(25,470)	981,769	(993,726)
(Increase) decrease in interest receivable	(1,258)	144,944	(1,048,611)
(Increase) decrease in prepaid expenses and other assets	54,316	(21,604)	2,620
Increase (decrease) in payable for investments purchased	299,570	—	(9,179,625)
Increase (decrease) in management fees payable - affiliate	228,505	212,638	185,686
Increase (decrease) in income incentive fees payable - affiliate	(504,295)	42,758	461,537
Increase (decrease) in due to Advisor - affiliate	97,311	11,677	(19,462)
Increase (decrease) in due to Administrator - affiliate	(54,318)	78,376	(28,949)
Increase (decrease) in professional fees payable	(34,970)	144,045	63,354
Increase (decrease) in directors’ fees payable	5,000	8,688	8,792
Increase (decrease) in interest and credit facility fees and expenses payable	831,651	568,520	343,666
Increase (decrease) in deferred tax liability	87,779	217,149	—
Increase (decrease) in accrued expenses and other liabilities	71,549	89,861	(63,904)

Net cash provided by (used for) operating activities	(164,554,116)	(88,385,244)	(78,423,654)

Cash flows from financing activities:
Issuance of common stock	95,000,000	45,000,000	45,000,000
Financing costs paid related to revolving credit facilities	(1,600,261)	(643,713)	(1,370,578)
Distributions paid	(13,484,003)	(8,251,849)	(5,371,757)
Equity offering costs	(215,636)	(102,144)	(102,144)
Borrowings on debt	223,300,000	149,582,075	121,928,014
Repayments on debt	(137,300,000)	(93,082,075)	(81,300,000)

Net cash provided by (used for) financing activities	165,700,100	92,502,294	78,783,535

Effect of exchange rate changes on cash denominated in foreign currency	(48,073)	34,537	(8,112)
Net increase (decrease) in cash, cash equivalents and foreign currency	1,097,911	4,151,587	351,769
Cash, cash equivalents and foreign currency, beginning of period	9,270,912	5,119,325	4,767,556

Cash, cash equivalents and foreign currency, end of period	$10,368,823	$9,270,912	$5,119,325

Supplemental and non-cash financing activities:
Cash paid during the period for interest	$6,857,753	$3,752,350	$1,605,516
Issuance of common stock pursuant to distribution reinvestment plan	$600,356	$132,600	$41,874
Accrued but unpaid equity offering costs	$79,445	$22,699	$15,889
Accrued but unpaid distributions	$5,343,316	$2,707,232	$1,750,000

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2018

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Investments(1)
United States
Debt Investments
Automobiles & Components
AP Exhaust Acquisition, LLC(2)	Senior Secured Second Lien	L + 850(3)	11.41%	05/2025	$9,072,563	$8,800,463	2.9%	$7,607,476
Auto-Vehicle Parts, LLC(2)	Senior Secured First Lien	L + 450(4)	7.01%	01/2023	4,857,500	4,795,943	1.9	4,857,500
Auto-Vehicle Parts, LLC(2)(5)(6)	Senior Secured First Lien			01/2023	—	(7,211)	—	—
Continental Battery Company(2)	Senior Secured First Lien	L + 450(4)	7.02%	12/2022	4,013,625	3,954,779	1.5	4,013,625
Continental Battery Company(2)(5)(6)	Senior Secured First Lien			12/2022	—	(11,755)	—	—
Continental Battery Company(2)(5)	Senior Secured First Lien	L + 450(4)	7.02%	12/2022	2,881,415	2,835,581	1.1	2,881,415
Empire Auto Parts, LLC(2)	Senior Secured First Lien	L + 550(3)	8.25%	09/2024	2,493,750	2,446,027	1.0	2,493,750
Empire Auto Parts, LLC(2)(5)(6)	Senior Secured First Lien			09/2024	—	(7,569)	—	—
POC Investors, LLC(2)	Senior Secured First Lien	L + 550(3)	8.32%	11/2021	6,000,204	5,939,037	2.3	6,000,204
POC Investors, LLC(2)(5)(6)	Senior Secured First Lien			11/2021	—	(6,597)	—	—

					29,319,057	28,738,698	10.7	27,853,970

Capital Goods
Alion Science and Technology Corporation	Senior Secured First Lien	L + 450(4)	7.02%	08/2021	3,000,000	3,000,000	1.2	2,998,605
Alion Science and Technology Corporation(2)	Unsecured Debt		11.00%	08/2022	6,542,905	6,407,624	2.5	6,542,905
Midwest Industrial Rubber(2)	Senior Secured First Lien	L + 550(3)	8.30%	12/2021	5,467,312	5,404,426	2.1	5,467,312
Midwest Industrial Rubber(2)(5)	Senior Secured First Lien	L + 550(3)	8.32%	12/2021	87,500	81,734	—	87,500
Potter Electric Signal Company(2)(5)	Senior Secured First Lien	P + 350(7)	9.00%	12/2022	78,750	74,289	—	76,500
Potter Electric Signal Company(2)	Senior Secured First Lien	L + 450(8)	7.27%	12/2023	2,530,875	2,503,862	1.0	2,518,220
Potter Electric Signal Company(2)(5)(6)	Senior Secured First Lien			12/2023	—	(6,939)	—	(3,500)

					17,707,342	17,464,996	6.8	17,687,542

Commercial & Professional Services
Advantage Sales & Marketing, Inc.	Senior Secured First Lien	L + 325(4)	5.77%	07/2021	820,025	820,221	0.3	728,453
Advantage Sales & Marketing, Inc.	Senior Secured Second Lien	L + 650(4)	9.02%	07/2022	500,000	501,967	0.1	396,043
Allied Universal Holdco, LLC(2)	Senior Secured Second Lien	L + 850(4)	11.02%	07/2023	750,000	717,248	0.3	723,460
ASP MCS Acquisition Corp.	Senior Secured First Lien	L + 475(4)	7.27%	05/2024	5,294,375	5,272,970	1.7	4,341,387
BFC Solmetex LLC & Bonded Filter Co. LLC(2)(5)	Senior Secured First Lien	L + 625(3)	9.05%	04/2023	150,000	135,628	0.1	157,500
BFC Solmetex LLC & Bonded Filter Co. LLC(2)	Senior Secured First Lien	L + 625(3)	9.05%	09/2023	6,671,500	6,541,771	2.5	6,738,216
BFC Solmetex LLC & Bonded Filter Co. LLC(2)(5)(6)	Senior Secured First Lien			09/2023	—	(8,049)	—	8,500
CHA Holdings, Inc(2)	Senior Secured First Lien	L + 450(3)	7.30%	04/2025	4,903,929	4,881,407	1.9	4,897,799
CHA Holdings, Inc(2)(5)(6)	Senior Secured First Lien			04/2025	—	(4,813)	—	(1,339)
DFS Intermediate Holdings, LLC(2)	Senior Secured First Lien	L + 525(4)	7.77%	03/2022	8,887,200	8,766,354	3.4	8,887,200
DFS Intermediate Holdings, LLC(2)(5)	Senior Secured First Lien	L + 525(4)	7.77%	03/2022	3,618,977	3,529,500	1.4	3,618,977
GH Holding Company(2)	Senior Secured First Lien	L + 450(4)	7.02%	02/2023	1,488,750	1,482,380	0.6	1,488,750
GI Revelation Acquisition LLC	Senior Secured First Lien	L + 500(4)	7.52%	04/2025	7,471,228	7,435,645	2.8	7,368,499
Hepaco, LLC(2)(5)(6)	Senior Secured First Lien			08/2023	—	(3,286)	—	—
Hepaco, LLC(2)	Senior Secured First Lien	L + 475(4)	7.27%	08/2024	5,204,250	5,157,182	2.0	5,204,250
Hepaco, LLC(2)(5)	Senior Secured First Lien	L + 475(4)	7.21%	08/2024	3,433,020	3,392,304	1.3	3,433,020
Jordan Healthcare Inc.(2)	Senior Secured First Lien	L + 550(3)	8.30%	07/2022	4,062,476	4,030,903	1.6	4,062,476
Jordan Healthcare Inc.(2)(5)	Senior Secured First Lien	L + 550(3)	8.30%	07/2022	705,218	694,965	0.3	705,218
Jordan Healthcare, Inc.(2)(5)	Senior Secured First Lien	L + 550(3)	8.30%	07/2022	90,000	86,709	—	90,000

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2018

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
MHS Acquisition Holdings, LLC(2)	Senior Secured Second Lien	L + 875(3)	11.55%	03/2025	$8,101,633	$7,905,202	2.9%	$7,605,814
MHS Acquisition Holdings, LLC(2)(5)	Senior Secured Second Lien	L + 875(3)	11.55%	03/2025	466,576	448,746	0.2	402,206
MHS Acquisition Holdings, LLC(2)	Unsecured Debt	L +1350 PIK(3)	13.50%	03/2026	624,285	615,675	0.2	540,006
MHS Acquisition Holdings, LLC(2)	Unsecured Debt	L + 1350 PIK(3)	13.50%	03/2026	208,011	205,222	0.1	179,930
SavATree, LLC(2)(5)	Senior Secured First Lien	P + 425(7)	9.75%	06/2022	195,545	190,769	0.1	195,545
SavATree, LLC(2)	Senior Secured First Lien	L + 525(3)	8.05%	06/2022	3,646,625	3,596,594	1.4	3,646,625
SavATree, LLC(2)(5)(6)	Senior Secured First Lien			06/2022	—	(7,518)	—	—
TecoStar Holdings, Inc.(2)	Senior Secured Second Lien	L + 850(4)	10.89%	11/2024	5,000,000	4,895,359	1.9	5,032,782
USAGM HoldCo LLC	Senior Secured Second Lien	L + 850(4)	11.02%	07/2023	10,000,000	9,733,031	3.7	9,525,000
USAGM HoldCo LLC(2)	Senior Secured Second Lien		11.00%	07/2023	2,380,952	2,342,426	0.9	2,296,699
Valet Waste Holdings, Inc.	Senior Secured First Lien	L + 400(4)	6.52%	09/2025	14,962,500	14,926,164	5.7	14,700,656
Xcentric Mold and Engineering Acquisition Company, LLC(2)	Senior Secured First Lien	L + 550(4)	7.88%	01/2022	4,961,625	4,897,993	1.9	4,986,433
Xcentric Mold and Engineering Acquisition Company, LLC(2)(5)	Senior Secured First Lien	L + 550(4)	7.88%	01/2022	612,500	604,082	0.2	616,000

					105,211,200	103,784,751	39.5	102,576,105

Consumer Durables & Apparel
EiKo Global, LLC(2)	Senior Secured First Lien	L + 600(3)	8.80%	06/2023	2,487,500	2,442,612	0.9	2,487,500
EiKo Global, LLC(2)(5)	Senior Secured First Lien	L + 600(3)	8.80%	06/2023	135,000	127,055	0.1	135,000

					2,622,500	2,569,667	1.0	2,622,500

Consumer Services
Counsel On Call, LLC(2)	Senior Secured First Lien	L + 550(4)	8.03%	09/2022	2,731,125	2,706,868	1.1	2,758,436
Counsel On Call, LLC(2)(5)(6)	Senior Secured First Lien			09/2022	—	(3,134)	—	4,000
Counsel On Call, LLC(2)(5)	Senior Secured First Lien	L + 550(4)	8.03%	09/2022	299,247	295,490	0.1	303,739
Iconic Group, Inc.(2)	Senior Secured First Lien	L + 500(4)	7.51%	05/2024	1,093,661	1,083,587	0.4	1,093,661
Iconic Group, Inc.(2)(5)(6)	Senior Secured First Lien			05/2024	—	(2,261)	—	—
Learn-It Systems, LLC(2)	Senior Secured First Lien	L + 525(4)	7.78%	07/2023	4,242,384	4,182,523	1.6	4,242,384
Learn-It Systems, LLC(2)(5)	Senior Secured First Lien	L + 525(4)	7.78%	07/2023	120,000	115,889	—	120,000
New Mountain Learning(2)	Senior Secured First Lien	L + 550(3)	8.30%	03/2024	2,217,583	2,178,153	0.8	2,077,413
New Mountain Learning(2)(5)(6)	Senior Secured First Lien			03/2024	—	(10,407)	—	(37,925)
NS Intermediate Holdings, LLC(2)	Senior Secured First Lien	L + 500(4)	7.52%	09/2021	3,152,852	3,118,298	1.2	3,152,852
NS Intermediate Holdings, LLC(2)(5)(6)	Senior Secured First Lien			09/2021	—	(2,398)	—	—
Pre-Paid Legal Services, Inc.	Senior Secured First Lien	L + 300(4)	5.52%	05/2025	3,630,548	3,613,866	1.4	3,562,475
Pre-Paid Legal Services, Inc.	Senior Secured Second Lien	L + 750(4)	10.02%	05/2026	7,301,075	7,233,544	2.8	7,209,812
SkillSoft Corporation	Senior Secured First Lien	L + 475(4)	7.27%	04/2021	964,694	956,074	0.3	785,821
Teaching Strategies LLC(2)	Senior Secured First Lien	L + 600(3)	8.80%	05/2024	9,328,125	9,114,470	3.6	9,328,125
Teaching Strategies LLC(2)(5)(6)	Senior Secured First Lien			05/2024	—	(14,065)	—	—
United Language Group, Inc.(2)	Senior Secured First Lien	L + 500(4)	7.52%	12/2021	4,736,625	4,660,897	1.8	4,736,625
United Language Group, Inc.(2)(5)	Senior Secured First Lien	L + 500(4)	7.52%	12/2021	360,000	352,400	0.1	360,000
Vistage Worldwide, Inc.(2)	Senior Secured First Lien	L + 400(4)	6.46%	02/2025	8,554,358	8,561,675	3.2	8,426,042
Wrench Group LLC(2)(5)(6)	Senior Secured First Lien			12/2023	—	(4,397)	—	—
Wrench Group LLC(2)	Senior Secured First Lien	L + 450(9)	7.12%	12/2024	4,715,055	4,671,635	1.9	4,715,055
Wrench Group LLC(2)(5)(6)	Senior Secured First Lien			12/2024	—	(1,341)	—	—

					53,447,332	52,807,366	20.3	52,838,515

Diversified Financials
Vanguard Holdings Corp.(2)	Senior Secured First Lien	L + 550(4)	8.02%	09/2023	11,820,375	11,595,080	4.5	11,820,375
Vanguard Holdings Corp.(2)(5)(6)	Senior Secured First Lien			09/2023	—	(13,533)	—	—
Vanguard Holdings Corp.(2)(5)	Senior Secured First Lien	L + 550(4)	8.02%	09/2023	964,083	939,725	0.4	964,083

					12,784,458	12,521,272	4.9	12,784,458

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2018

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Energy
Murray Energy Corporation	Senior Secured First Lien	L + 725(3)	9.78%	10/2022	$347,952	$339,353	0.1%	$296,629

Food & Staples Retailing
Isagenix International, LLC	Senior Secured First Lien	L + 575(3)	8.55%	06/2025	6,825,000	6,789,139	2.6	6,637,313

Food, Beverage & Tobacco
Mann Lake Ltd.(5)	Senior Secured First Lien	L + 500(4)	7.52%	10/2024	210,000	192,731	0.1	210,000
Mann Lake Ltd.(2)	Senior Secured First Lien	L + 500(4)	7.52%	10/2024	3,300,000	3,236,078	1.3	3,300,000

					3,510,000	3,428,809	1.4	3,510,000

Health Care Equipment & Services
Ameda, Inc.(2)	Senior Secured First Lien	L + 700(4)	9.51%	09/2022	2,616,875	2,579,200	1.0	2,555,418
Ameda, Inc.(2)(5)	Senior Secured First Lien	L + 700(4)	9.51%	09/2022	187,500	183,363	0.1	180,455
Avalign Technologies, Inc.(2)	Senior Secured First Lien	L + 450(4)	6.98%	12/2025	15,000,000	14,850,281	5.7	14,887,500
Beaver-Visitec International, Inc.(2)(10)	Senior Secured First Lien	L + 400(9)	6.62%	08/2023	11,360,792	11,299,272	4.3	11,289,787
Carestream Health, Inc.	Senior Secured First Lien	L + 575(4)	8.27%	02/2021	214,464	214,501	0.1	209,424
Carestream Health, Inc.	Senior Secured Second Lien	L + 950(4)	12.02%	06/2021	154,612	154,612	0.1	154,290
CDRH Parent, Inc.	Senior Secured First Lien	L + 425(3)	7.01%	07/2021	361,471	362,976	0.1	327,697
Centauri Health Solutions, Inc.(2)	Senior Secured First Lien	L + 575(4)	8.27%	01/2022	13,431,794	13,234,266	5.3	13,566,112
Centauri Health Solutions, Inc.(2)(5)(6)	Senior Secured First Lien			01/2022	—	(12,950)	—	15,750
CRA MSO, LLC(2)(5)(6)	Senior Secured First Lien			12/2023	—	(11,341)	—	(11,908)
CRA MSO, LLC(2)	Senior Secured First Lien	L + 475(4)	7.21%	12/2023	1,250,000	1,225,573	0.5	1,237,596
ExamWorks Group, Inc.(2)	Senior Secured Second Lien	L + 725(4)	9.77%	07/2024	5,735,294	5,601,303	2.2	5,735,294
GrapeTree Medical Staffing, LLC(2)	Senior Secured First Lien	L + 500(4)	7.52%	10/2022	1,678,750	1,655,597	0.7	1,690,022
GrapeTree Medical Staffing, LLC(2)(5)(6)	Senior Secured First Lien			10/2022	—	(5,982)	—	3,022
Ivory Merger Sub, Inc.	Senior Secured First Lien	L + 350(4)	5.95%	03/2025	8,919,598	8,920,109	3.3	8,562,814
MDVIP, Inc.(2)	Senior Secured First Lien	L + 425(4)	6.75%	11/2024	9,757,679	9,757,679	3.7	9,696,694
NMN Holdings III Corp.(2)(5)(6)	Senior Secured Second Lien			11/2026	—	(24,581)	—	—
NMN Holdings III Corp.(2)	Senior Secured Second Lien	L + 775(4)	10.18%	11/2026	7,222,222	7,007,975	2.8	7,222,222
NMSC Holdings, Inc.(2)	Senior Secured Second Lien	L + 1000(8)	12.59%	10/2023	4,307,480	4,180,873	1.6	4,199,793
Professional Physical Therapy(2)	Senior Secured First Lien	L + 750 PIK(4)	9.85%	12/2022	8,609,366	8,167,277	2.4	6,299,473
PT Network, LLC(2)	Senior Secured First Lien	L + 550(3)	7.93%	11/2021	4,698,827	4,685,091	1.7	4,513,844
PT Network, LLC(2)(5)	Senior Secured First Lien	P + 450(7)	10.00%	11/2021	200,000	198,835	0.1	184,253
PT Network, LLC(2)(5)(6)	Senior Secured First Lien			11/2021	—	(4,005)	—	(72,831)
Smile Brands, Inc.(2)(5)	Senior Secured First Lien	P + 350(7)	9.00%	10/2023	50,000	47,137	—	48,500
Smile Brands, Inc.(2)(5)	Senior Secured First Lien	L + 450(4)	7.13%	10/2024	200,533	192,837	0.1	196,533
Smile Brands, Inc.(2)	Senior Secured First Lien	L + 450(3)	7.13%	10/2024	2,100,000	2,079,639	0.8	2,089,500
Smile Doctors LLC(2)(5)	Senior Secured First Lien	L + 575(3)	8.56%	10/2022	296,000	295,169	0.1	299,083
Smile Doctors LLC(2)	Senior Secured First Lien	L + 575(3)	8.55%	10/2022	3,205,253	3,169,711	1.2	3,237,305
Smile Doctors LLC(2)(5)	Senior Secured First Lien	L + 575(3)	8.54%	10/2022	492,832	488,169	0.2	513,388
Upstream Rehabilition, Inc.(2)	Senior Secured First Lien	L + 425(4)	6.77%	01/2024	2,128,500	2,119,355	0.8	2,128,500
Upstream Rehabilition, Inc.(2)(5)(6)	Senior Secured First Lien			01/2024	—	(834)	—	—

					104,179,842	102,611,107	38.9	100,959,530

Household & Personal Products
Tranzonic(2)	Senior Secured First Lien	L + 475(4)	7.26%	03/2023	3,171,223	3,143,727	1.2	3,171,223
Tranzonic(2)(5)	Senior Secured First Lien	P + 375(7)	9.25%	03/2023	121,000	116,343	0.1	121,000

					3,292,223	3,260,070	1.3	3,292,223

Insurance
Comet Acquisition, Inc.	Senior Secured Second Lien	L + 750(3)	10.28%	10/2026	4,632,123	4,620,692	1.8	4,655,283
Integro Parent Inc.(2)	Senior Secured First Lien	L + 575(3)	8.46%	10/2022	485,142	479,502	0.2	486,937
Integro Parent Inc.(2)	Senior Secured Second Lien	L + 925(3)	11.96%	10/2023	2,915,493	2,874,873	1.1	2,915,493
Integro Parent Inc.(2)	Senior Secured Second Lien	L + 925(3)	12.05%	10/2023	380,282	375,693	0.1	380,282

					8,413,040	8,350,760	3.2	8,437,995

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2018

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Materials
Emerald Performance Materials, LLC	Senior Secured First Lien	L + 350(4)	6.02%	08/2021	$957,596	$959,572	0.4%	$932,062
Kestrel Parent, LLC(2)(5)(6)	Senior Secured First Lien			11/2023	—	(21,182)	—	—
Kestrel Parent, LLC(2)	Senior Secured First Lien	L + 600(3)	8.41%	11/2025	6,791,045	6,623,713	2.6	6,791,045
Maroon Group, LLC(2)	Senior Secured First Lien	L + 600(3)	8.80%	08/2022	2,437,736	2,416,508	0.9	2,437,736
Maroon Group, LLC(2)(5)	Senior Secured First Lien	L + 600(3)	8.74%	08/2022	42,000	39,023	—	42,000
Maroon Group, LLC(2)(5)(6)	Senior Secured First Lien			08/2022	—	(10,633)	—	—

					10,228,377	10,007,001	3.9	10,202,843

Media
Tribune Media Company(10)	Senior Secured First Lien	L + 300(4)	5.52%	12/2020	155,650	155,962	0.1	154,969
Vivid Seats Ltd.(2)	Senior Secured Second Lien	L + 875(4)	11.27%	06/2025	540,541	512,994	0.2	551,351

					696,191	668,956	0.3	706,320

Pharmaceuticals, Biotechnology & Life Sciences
Amyris, Inc.(2)(10)	Senior Secured First Lien	P + 900(7)	14.25%	07/2021	5,000,000	4,956,238	1.9	5,000,000
Trinity Partners, LLC(2)	Senior Secured First Lien	L + 525(4)	7.78%	02/2023	3,228,979	3,186,669	1.3	3,228,979
Trinity Partners, LLC(2)(5)(6)	Senior Secured First Lien			02/2023	—	(7,452)	—	—

					8,228,979	8,135,455	3.2	8,228,979

Retailing
Slickdeals Holdings, LLC(2)(5)(6)	Senior Secured First Lien			06/2023	—	(17,777)	—	—
Slickdeals Holdings, LLC(2)	Senior Secured First Lien	L + 625(3)	9.03%	06/2024	10,854,565	10,577,699	4.2	10,854,565
Strategic Partners, Inc.(2)	Senior Secured First Lien	L + 375(4)	6.27%	06/2023	6,386,858	6,375,082	2.4	6,354,924

					17,241,423	16,935,004	6.6	17,209,489

Software & Services
Ansira Partners, Inc.(2)(5)	Senior Secured First Lien	L + 575(4)	8.27%	12/2022	236,455	231,384	0.1	234,070
Ansira Partners, Inc.(2)	Senior Secured First Lien	L + 575(4)	8.27%	12/2022	6,936,743	6,887,670	2.7	6,919,402
Avaap USA LLC(2)	Senior Secured First Lien	L + 475(4)	7.26%	03/2023	1,836,125	1,804,355	0.7	1,836,125
Avaap USA LLC(2)(5)(6)	Senior Secured First Lien			03/2023	—	(2,954)	—	—
Avaap USA LLC(2)(5)	Senior Secured First Lien	L + 475(4)	7.26%	03/2023	61,250	55,343	—	61,250
Benesys, Inc.(2)(5)	Senior Secured First Lien	L + 425(4)	6.76%	10/2024	39,000	36,840	—	37,931
Benesys, Inc.(2)	Senior Secured First Lien	L + 425(4)	6.78%	10/2024	1,346,625	1,327,100	0.5	1,337,023
C-4 Analytics, LLC(2)	Senior Secured First Lien	L + 525(4)	7.77%	08/2023	10,418,125	10,270,886	4.1	10,522,306
C-4 Analytics, LLC(2)(5)(6)	Senior Secured First Lien			08/2023	—	(8,118)	—	6,000
List Partners, Inc.(2)	Senior Secured First Lien	L + 500(3)	7.80%	01/2023	3,717,500	3,654,847	1.4	3,754,675
List Partners, Inc.(2)(5)(6)	Senior Secured First Lien			01/2023	—	(11,032)	—	14,000
Mediaocean LLC	Senior Secured First Lien	L + 425(4)	6.78%	08/2022	8,371,719	8,328,179	3.2	8,308,931
Merrill Communications, LLC(2)	Senior Secured First Lien	L + 525(3)	7.78%	06/2022	392,087	392,898	0.2	392,087
SMS Systems Maintenance Services, Inc.(2)(11)	Senior Secured Second Lien	L + 850(4)	10.85%	10/2024	4,703,478	4,313,436	0.9	2,426,847
SMS Systems Maintenance Services, Inc.(2)(11)	Senior Secured Second Lien		10.00%	10/2024	9,015,000	8,304,363	1.7	4,462,504
Transportation Insight, LLC(2)(5)	Senior Secured First Lien	L + 450(4)	7.02%	12/2024	107,143	99,920	—	103,393
Transportation Insight, LLC(2)(5)(6)	Senior Secured First Lien			12/2024	—	(12,176)	—	(6,450)
Transportation Insight, LLC(2)	Senior Secured First Lien	L + 450(4)	7.02%	12/2024	5,246,850	5,196,293	2.0	5,220,616
Winxnet Holdings LLC(2)(5)(6)	Senior Secured First Lien			06/2023	—	(3,591)	—	—
Winxnet Holdings LLC(2)	Senior Secured First Lien	L + 600(4)	8.52%	06/2023	1,990,000	1,953,574	0.8	1,990,000
Winxnet Holdings LLC(2)(5)(6)	Senior Secured First Lien			06/2023	—	(7,185)	—	—
Zoom Information, Inc.(2)	Senior Secured First Lien	L + 600(3) (12)	8.81%	08/2022	16,600,000	16,260,731	6.5	16,766,000

					71,018,100	69,072,763	24.8	64,386,710

Technology Hardware & Equipment
Onvoy, LLC(2)	Senior Secured Second Lien	L + 1050(3)	13.30%	02/2025	2,635,052	2,529,037	0.9	2,294,995

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2018

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Transportation
Pilot Air Freight, LLC(2)(5)	Senior Secured First Lien	L + 475(4)	7.27%	10/2022	$1,220,722	$1,220,722	0.5%	$1,220,722
Pilot Air Freight, LLC(2)	Senior Secured First Lien	L + 475(4)	7.27%	10/2022	5,472,251	5,439,753	2.1	5,472,251
Pilot Air Freight, LLC(2)(5)(6)	Senior Secured First Lien			07/2024	—	(6,026)	—	—

					6,692,973	6,654,449	2.6	6,692,973

Total Debt Investments United States					$464,401,041	$456,668,653	173.0%	$449,219,089

Equity Investments
Automobiles & Components
AP Centric(2)(13)	Common Stock				927	927,437	0.2	476,394

Capital Goods
Alion Science and Technology Corporation(2)(13)	Common Stock				745,504	766,483	0.3	741,183

Commercial & Professional Services
MHS Acquisition Holdings, LLC(2)(13)	Common Stock				913	912,639	0.2	551,368
TecoStar Holdings, Inc.(2)(13)	Common Stock				500,000	500,000	0.2	618,010
Universal Services Equity Investments(2)(13)	Common Stock				1,000,000	1,000,000	0.7	1,714,350
USAGM HoldCo LLC(2)(13)	Common Stock				346,956	558,223	0.4	956,990

					1,847,869	2,970,862	1.5	3,840,718

Consumer Services
Legalshield(2)(13)	Common Stock				527	526,882	0.2	684,610

Diversified Financials
Gacp II LP(5)(10)(14)	Partnership Interest				16,861,308	16,861,308	6.6	17,178,308

Health Care Equipment & Services
ExamWorks Group, Inc.(2)(13)	Common Stock				7,500	750,000	0.5	1,190,734
MDVIP, Inc.(2)(13)	Common Stock				46,807	666,667	0.2	661,916
NMN Holdings LP(2)(13)	Common Stock				11,111	1,111,111	0.4	1,111,111

					65,418	2,527,778	1.1	2,963,761

Insurance
Integro Equity(2)(13)	Common Stock				4,468	454,072	0.2	597,124

Materials
Kestrel Upperco, LLC(2)(13)	Common Stock, Class A				41,791	208,955	0.1	208,955

Media
Vivid Seats Ltd.(2)(13)	Common Stock				608,108	608,108	0.2	567,468
Vivid Seats Ltd.(2)(13)	Preferred Stock				1,891,892	1,891,892	0.9	2,270,352

					2,500,000	2,500,000	1.1	2,837,820

Retailing
Slickdeals Holdings, LLC(2)(13)	Common Stock				109	1,090,911	0.5	1,241,478

Software & Services
SMS Systems Maintenance Services, Inc.(2)(13)	Common Stock				1,142,789	1,144,520	—	—

Technology Hardware & Equipment
Onvoy, LLC(2)(13)	Common Stock, Class A				3,649	364,948	0.1	214,700
Onvoy, LLC(2)(13)	Common Stock, Class B				2,536	—	—	—

					6,185	364,948	0.1	214,700

Total Equity Investments United States					$23,216,895	$30,344,156	11.9%	$30,985,051

Total United States						$487,012,809	184.9%	$480,204,140

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2018

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
France
Debt Investments
Technology Hardware & Equipment
Parkeon, Inc.(10)	Senior Secured First Lien	L + 475(15)	4.75%	04/2023	€1,994,499	$2,102,500	0.9%	$2,275,736

Total Debt Investments France					€1,994,499	$2,102,500	0.9%	$2,275,736

Total France						$2,102,500	0.9%	$2,275,736

United Kingdom
Debt Investments
Commercial & Professional Services
Crusoe Bidco Limited(2)(10)	Senior Secured First Lien	L + 625(16)	7.27%	12/2025	£6,067,416	7,375,927	2.9	7,495,636
Crusoe Bidco Limited(2)(5)(10)	Senior Secured First Lien			12/2025	—	—	(0.1)	(150,256)

					6,067,416	7,375,927	2.8	7,345,380

Software & Services
CB-SDG Limited(2)(10)	Senior Secured First Lien	L + 650,0.50%(17)	7.30%	07/2022	£1,987,393	3,019,379	1.0	2,531,142
CB-SDG Limited(2)(5)(10)	Senior Secured First Lien	L + 650,0.50%(17)	7.30%	07/2022	773,654	1,170,066	0.4	985,326

Total Debt Investments United Kingdom					£8,828,463	$11,565,372	4.2%	$10,861,848

Total United Kingdom						$11,565,372	4.2%	$10,861,848

Total Investments						$500,680,681	190.0%	$493,341,724

*

The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and which reset daily, monthly, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect at December 31, 2018. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.

**	Percentage is based on net assets of $259,578,840 as of December 31, 2018.
(1)

All positions held are non-controlled/non-affiliated investments as defined by the Investment Company Act of 1940, as amended (“1940 Act”). Non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(2)	The fair value of the investment was determined using significant unobservable inputs. See Note 2 “Summary of Significant Accounting Policies”.
(3)	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of December 31, 2018 was 2.81%.
(4)	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of December 31, 2018 was 2.50%.
(5)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. See Note 8 “Commitments and Contingencies”.
(6)

The negative cost, if applicable, is the result of the capitalized discount or unfunded commitment being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount or unfunded commitment on the loan.

(7)	The interest rate on these loans is subject to the U.S. Prime rate, which as of December 31, 2018 was 5.50%.
(8)	The interest rate on these loans is subject to the greater of a LIBOR floor or 6 month LIBOR plus a base rate. The 6 month LIBOR as of December 31, 2018 was 2.88%.
(9)	The interest rate on these loans is subject to the greater of a LIBOR floor or 2 month LIBOR plus a base rate. The 2 month LIBOR as of December 31, 2018 was 2.61%.
(10)

Investment is not a qualifying investment as defined under section 55 (a) of the Investment Company Act of 1940. Qualifying assets must represent at least 70% of total assets at the time of acquisition.

(11)	The investment is on non-accrual status as of December 31, 2018.
(12)

These loans are first lien/last-out term loans. In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders whereby the loan has been allocated to “first-out” and “last-out” tranches, whereby the “first-out” tranche will have priority as to the “last-out” tranche with respect to payments of principal, interest and any amounts due thereunder. The Company holds the “last-out” tranche.

(13)	Non-income producing securities.

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2018

(14)	This investment was valued using net asset value as a practical expedient for fair value. Consistent with FASB guidance under ASC 820, these investments are excluded from the hierarchical levels.
(15)	The interest rate on these loans is subject to the greater of a EURIBOR floor or 3 month EURIBOR plus a base rate. The 3 month EURIBOR as of December 31, 2018 was (0.31)%.
(16)	The interest rate on these loans is subject to the greater of a GBP LIBOR floor or 6 month GBP LIBOR plus a base rate. The 6 month GBP LIBOR as of December 31, 2018 was 1.03%.
(17)	The interest rate on these loans is subject to the greater of a GBP LIBOR floor or 3 month GBP LIBOR plus a base rate. The 3 month GBP LIBOR as of December 31, 2018 was 0.91%.

Foreign Currency Exchange Contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Wells Fargo Bank, N.A.	USD 7,974,709	GBP 5,885,394	12/01/2023	$17,406

GBP	Great British Pound
PIK	Payment In-Kind
USD	United States Dollar

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2017

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Investments(1)
United States
Debt Investments
Automobiles & Components
AP Exhaust Acquisition, LLC	Senior Secured Second Lien	L + 850(2)	10.07%	05/2025	$9,072,563	$8,772,269	5.1%	$8,755,023
Continental Battery Company(3)(4)(5)	Senior Secured First Lien			12/2022	—	(14,728)	—	(8,417)
Continental Battery Company(4)	Senior Secured First Lien	L + 450(2)	5.97%	12/2022	3,500,000	3,439,279	2.0	3,465,339
POC Investors, LLC(4)	Senior Secured First Lien	L + 550(2)	7.19%	11/2021	5,455,000	5,386,590	3.1	5,455,000
POC Investors, LLC(3)(4)	Senior Secured First Lien	P + 450(6)	9.00%	11/2021	291,666	282,750	0.2	291,666

					18,319,229	17,866,160	10.4	17,958,611

Capital Goods
Alion Science and Technology Corporation(4)	Unsecured Debt		11.00%	08/2022	5,000,000	4,888,189	2.9	5,000,000
MB Aerospace Holdings Inc.(7)	Senior Secured First Lien	L + 550(8)	7.13%	12/2022	4,316,796	4,285,785	2.5	4,316,796
Midwest Industrial Rubber(4)	Senior Secured First Lien	L + 550(2)	7.19%	12/2021	4,059,000	4,001,434	2.4	4,059,000
Midwest Industrial Rubber(3)(4)(5)	Senior Secured First Lien			12/2021	—	(5,829)	—	—
Potter Electric Signal Company(3)(4)	Senior Secured First Lien	P + 350(6)	8.00%	12/2022	45,000	39,415	—	40,525
Potter Electric Signal Company(3)(4)(5)	Senior Secured First Lien			12/2023	—	(8,688)	—	(6,962)
Potter Electric Signal Company(4)	Senior Secured First Lien	L + 450(2)	6.11%	12/2023	2,550,000	2,518,322	1.5	2,524,637
Pro Mach Group, Inc.	Senior Secured First Lien	L + 375(8)	5.32%	10/2021	731,156	734,727	0.4	736,822

					16,701,952	16,453,355	9.7	16,670,818

Commercial & Professional Services
ADMI Corp.	Senior Secured First Lien	L + 375(2)	5.13%	04/2022	975,000	982,876	0.6	985,667
Advantage Sales & Marketing, Inc.	Senior Secured First Lien	L + 325(2)	4.63%	07/2021	828,589	828,859	0.5	809,946
Advantage Sales & Marketing, Inc.	Senior Secured Second Lien	L + 650(2)	7.88%	07/2022	500,000	502,431	0.3	470,000
ASP MCS Acquisition Corp.	Senior Secured First Lien	L + 475(8)	6.25%	05/2024	5,348,125	5,323,240	3.1	5,388,236
Brickman Group Ltd. LLC	Senior Secured Second Lien	L + 650(8)	7.99%	12/2021	234,042	234,832	0.1	235,652
DFS Intermediate Holdings, LLC(3)(4)	Senior Secured First Lien	L + 525(8)	6.82%	03/2022	551,400	509,092	0.3	551,400
DFS Intermediate Holdings, LLC(4)	Senior Secured First Lien	L + 525(8)	6.61%	03/2022	7,294,875	7,168,177	4.2	7,294,875
Hepaco, LLC(3)(4)	Senior Secured First Lien	P + 400(6)	8.50%	08/2021	125,000	120,465	0.1	125,000
Hepaco, LLC(4)	Senior Secured First Lien	L + 500(2)	6.67%	08/2022	5,257,250	5,205,291	3.0	5,257,250
Hepaco, LLC(3)(4)	Senior Secured First Lien	L + 500(2)	6.49%	08/2022	190,571	176,591	0.1	190,571
Jordan Healthcare Inc.(3)(4)(5)	Senior Secured First Lien			07/2022	—	(13,197)	—	—
Jordan Healthcare Inc.(4)	Senior Secured First Lien	L + 600(2)	7.69%	07/2022	4,103,615	4,064,096	2.4	4,103,615
Jordan Healthcare Inc.(3)(4)(5)	Senior Secured First Lien			07/2022	—	(3,999)	—	—
MHS Acquisition Holdings, LLC(4)	Senior Secured Second Lien	L + 875(2)	10.44%	03/2025	8,101,633	7,881,618	4.5	7,878,838

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2017

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
MHS Acquisition Holdings, LLC(3)(4)	Senior Secured Second Lien	L + 875(2)	10.44%	03/2025	$466,576	$445,780	0.2%	$437,651
MHS Acquisition Holdings, LLC(4)	Unsecured Debt		13.50PIK %	03/2026	545,279	536,003	0.3	509,835
MHS Acquisition Holdings, LLC(4)	Unsecured Debt		13.50%	03/2026	140,887	138,336	0.1	131,730
PowerTeam Services, LLC	Senior Secured First Lien	L + 325(2)	4.94%	05/2020	975,408	974,174	0.6	979,680
SavATree, LLC(4)	Senior Secured First Lien	L + 525(2)	6.94%	06/2022	3,683,625	3,620,467	2.1	3,683,625
SavATree, LLC(3)(4)(5)	Senior Secured First Lien			06/2022	—	(9,717)	—	—
SavATree, LLC(3)(4)(5)	Senior Secured First Lien			06/2022	—	(6,183)	—	—
TecoStar Holdings, Inc.(4)	Senior Secured Second Lien	L + 850(2)	9.88%	11/2024	5,000,000	4,882,850	3.0	5,150,000
USAGM HoldCo LLC(4)	Senior Secured Second Lien		11.00%	07/2023	2,000,000	1,957,275	1.2	2,051,324
USAGM HoldCo LLC	Senior Secured Second Lien	L + 850(2)	9.88%	07/2023	10,000,000	9,689,631	5.8	9,991,700
Valet Waste Holdings, Inc.(4)	Senior Secured First Lien	L + 700(8)	8.57%	09/2021	4,790,761	4,742,306	2.8	4,832,273
Valet Waste Holdings, Inc.(3)(4)(5)	Senior Secured First Lien			09/2021	—	(5,253)	—	4,709
Vencore, Inc.	Senior Secured First Lien	L + 475(2)	6.44%	11/2019	481,973	482,292	0.3	487,169
William Morris Endeavor Entertainment, LLC	Senior Secured Second Lien	L + 725(2)	8.63%	05/2022	166,667	163,744	0.1	167,500
Xcentric Mold and Engineering Acquisition Company, LLC(4)	Senior Secured First Lien	L + 550(8)	6.88%	01/2022	5,012,125	4,929,254	2.9	5,012,125
Xcentric Mold and Engineering Acquisition Company, LLC(3)(4)	Senior Secured First Lien	L + 550(8)	6.88%	01/2022	175,000	163,783	0.1	175,000

					66,948,401	65,685,114	38.7	66,905,371

Consumer Durables & Apparel
C.F. Stinson, LLC(4)	Senior Secured First Lien	L + 600(8)(9)	7.88%	06/2021	3,000,000	2,956,173	1.8	3,030,000

Consumer Services
Catapult Learning, LLC(4)	Senior Secured First Lien	L + 650(2)(9)	7.88%	07/2020	4,934,211	4,906,471	2.8	4,884,868
Counsel On Call, LLC(3)(4)(5)	Senior Secured First Lien			09/2022	—	(6,979)	—	(7,001)
Counsel On Call, LLC(4)	Senior Secured First Lien	L + 550(8)	7.07%	09/2022	1,197,000	1,185,060	0.7	1,185,028
NS Intermediate Holdings, LLC(3)(4)(5)	Senior Secured First Lien			09/2021	—	(3,273)	—	2,238
NS Intermediate Holdings, LLC(4)	Senior Secured First Lien	L + 550(8)	7.07%	09/2021	2,532,110	2,497,657	1.5	2,554,778
Oncourse Learning Corporation(3)(4)	Senior Secured First Lien	L + 650(2)	7.83%	09/2021	13,190,175	13,033,704	7.6	13,190,175
SkillSoft Corporation	Senior Secured First Lien	L + 475(8)	6.32%	04/2021	969,713	957,665	0.5	936,292
Teaching Company, LLC(4)	Senior Secured First Lien	L + 475(2)	6.44%	02/2023	4,962,500	4,918,925	2.9	5,012,125
Wrench Group LLC(3)(4)(5)	Senior Secured First Lien			03/2022	—	(5,753)	—	—
Wrench Group LLC(4)	Senior Secured First Lien	L + 450(2)	6.19%	03/2022	3,772,222	3,730,704	2.2	3,772,222
Wrench Group LLC(3)(4)(5)	Senior Secured First Lien			12/2024	—	(2,615)	—	—
Wrench Group LLC(4)	Senior Secured First Lien	L + 450(2)	6.19%	12/2024	850,000	844,099	0.5	850,000

					32,407,931	32,055,665	18.7	32,380,725

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2017

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Diversified Financials
Edelman Financial Group, The	Senior Secured First Lien	L + 425(2)	5.65%	11/2024	$3,485,500	$3,476,920	2.0%	$3,531,247

Energy
Murray Energy Corporation	Senior Secured First Lien	L + 725(2)	8.94%	04/2020	351,585	339,560	0.2	311,446

Food & Staples Retailing
Good Source Solutions, Inc.(4)	Senior Secured First Lien	L + 725(2)	8.94%	07/2021	2,598,346	2,578,786	1.5	2,619,644
HLF Financing S.a r.l.(7)	Senior Secured First Lien	L + 550(8)	7.07%	02/2023	4,718,750	4,635,945	2.7	4,718,019

					7,317,096	7,214,731	4.2	7,337,663

Food, Beverage & Tobacco
Shearer’s Foods, Inc.	Senior Secured First Lien	L + 425(2)	5.94%	06/2021	735,000	730,176	0.4	736,837

Health Care Equipment & Services
Ameda, Inc.(4)	Senior Secured First Lien	L + 600(8)	7.35%	09/2022	2,643,375	2,596,923	1.5	2,610,648
Ameda, Inc.(3)(4)(5)	Senior Secured First Lien			09/2022	—	(5,242)	—	(3,714)
Beaver-Visitec International, Inc.(7)	Senior Secured First Lien	L + 500(2)	6.69%	08/2023	9,396,174	9,333,914	5.4	9,396,174
CDRH Parent, Inc.	Senior Secured First Lien	L + 425(2)	5.75%	07/2021	365,246	367,319	0.2	321,051
Centauri Health Solutions, Inc(3)(4)	Senior Secured First Lien	L + 550(8)	6.87%	01/2022	1,181,250	1,164,103	0.7	1,197,000
Centauri Health Solutions, Inc(4)	Senior Secured First Lien	L + 550(8)	6.87%	01/2022	8,237,750	8,099,349	4.8	8,320,127
ExamWorks Group, Inc.(4)	Senior Secured Second Lien	L + 1050(2)	10.50%	07/2024	5,000,000	4,868,280	3.0	5,150,000
GrapeTree Medical Staffing, LLC(4)	Senior Secured First Lien	L + 500(8)	6.37%	10/2022	1,695,750	1,667,116	1.0	1,695,750
GrapeTree Medical Staffing, LLC(3)(4)(5)	Senior Secured First Lien			10/2022	—	(7,556)	—	—
MDVIP, Inc.(4)	Senior Secured Second Lien	L + 800(2)	9.41%	11/2025	5,333,333	5,161,946	3.1	5,333,333
NMSC Holdings, Inc.(4)	Senior Secured Second Lien	L + 1000(2)	11.69%	10/2023	4,307,480	4,162,549	2.5	4,307,480
NVA Holdings, Inc.	Senior Secured First Lien	L + 350(2)	5.19%	08/2021	4,013,697	3,943,661	2.3	4,052,168
Onex Carestream Finance LP(7)	Senior Secured First Lien	L + 400(2)	5.69%	06/2019	214,464	214,583	0.1	215,134
Onex Carestream Finance LP(7)	Senior Secured Second Lien	L + 850(2)	10.19%	12/2019	153,081	153,081	0.1	151,168
Professional Physical Therapy	Senior Secured First Lien	P + 500(6)	9.50%	12/2022	7,944,750	7,881,928	4.5	7,825,579
PT Network, LLC(3)(4)(5)	Senior Secured First Lien			11/2021	—	(6,944)	—	—
PT Network, LLC(4)	Senior Secured First Lien	L + 550(2)	6.86%	11/2021	4,770,793	4,752,367	2.8	4,770,793
Smile Doctors LLC(3)(4)	Senior Secured First Lien	P + 475(6)	9.25%	10/2022	58,333	55,952	—	58,333
Smile Doctors LLC(4)	Senior Secured First Lien	L + 575(2)	7.32%	10/2022	1,596,000	1,580,685	0.9	1,596,000
Smile Doctors LLC(3)(4)	Senior Secured First Lien	L + 575(2)	7.11%	10/2022	296,060	280,351	0.2	296,060
Snow Companies LLC(4)	Senior Secured First Lien	L + 600(8)	7.35%	01/2022	9,256,500	9,101,027	5.4	9,256,500
Zest Holdings, LLC	Senior Secured First Lien	L + 425(8)	5.82%	08/2023	4,912,875	4,881,278	2.9	4,965,074

					71,376,911	70,246,670	41.4	71,514,658

Household & Personal Products
Paris Presents Incorporated	Senior Secured First Lien	L + 500(8)	6.57%	12/2020	1,723,494	1,710,533	1.0	1,723,494
Paris Presents Incorporated	Senior Secured Second Lien	L + 875(8)	10.32%	12/2021	504,468	496,189	0.3	501,946

					2,227,962	2,206,722	1.3	2,225,440

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2017

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Insurance
Integro Parent Inc.	Senior Secured First Lien	L + 575(2)	7.13%	10/2022	$455,883	$449,455	0.3%	$454,743
Integro Parent Inc.	Senior Secured First Lien	L + 575(2)	7.31%	10/2022	34,259	33,768	—	34,174
Integro Parent Inc.	Senior Secured Second Lien	L + 925(2)	10.63%	10/2023	2,408,451	2,367,126	1.4	2,360,282
Integro Parent Inc.	Senior Secured Second Lien	L + 925(2)	10.61%	10/2023	380,282	374,743	0.2	372,676

					3,278,875	3,225,092	1.9	3,221,875

Materials
Emerald Performance Materials, LLC	Senior Secured First Lien	L + 350(8)	5.07%	08/2021	966,381	969,084	0.5	974,842
IBC Capital Limited(7)	Senior Secured First Lien	L + 375(2)	5.29%	09/2021	828,697	820,264	0.5	829,836
Tank Holding Corp.	Senior Secured First Lien	L + 425(2)	5.59%	03/2022	858,427	864,170	0.5	864,599

					2,653,505	2,653,518	1.5	2,669,277

Media
Acosta Holdco, Inc.	Senior Secured First Lien	L + 325(8)	4.82%	09/2021	975,253	975,914	0.5	861,475
Tribune Media Company(7)	Senior Secured First Lien	L + 300(8)	4.57%	12/2020	155,650	156,110	0.1	156,072
Vivid Seats Ltd.(4)	Senior Secured Second Lien	L + 875(8)	10.32%	06/2025	2,500,000	2,359,918	1.4	2,476,663

					3,630,903	3,491,942	2.0	3,494,210

Real Estate
DTZ U.S. Borrower, LLC(7)	Senior Secured Second Lien	L + 825(2)	9.63%	11/2022	425,532	420,617	0.3	426,596

Retailing
Academy, Ltd.	Senior Secured First Lien	L + 400(2)	5.57%	07/2022	920,172	923,909	0.4	728,661
Petco Animal Supplies, Inc.	Senior Secured First Lien	L + 300(2)	4.38%	01/2023	163,750	161,376	0.1	124,348
Strategic Partners, Inc.	Senior Secured First Lien	L + 450(8)	6.07%	06/2023	6,435,122	6,421,364	3.7	6,475,341

					7,519,044	7,506,649	4.2	7,328,350

Software & Services
Ansira Partners, Inc.(4)	Senior Secured First Lien	L + 650(2)	8.19%	12/2022	6,480,000	6,424,409	3.7	6,431,400
Ansira Partners, Inc.(3)(4)	Senior Secured First Lien	L + 650(2)	8.19%	12/2022	526,850	518,968	0.3	519,710
C-4 Analytics, LLC(4)	Senior Secured First Lien	L + 525(8)	6.60%	08/2023	10,523,625	10,348,612	6.1	10,523,625
C-4 Analytics, LLC(3)(4)(5)	Senior Secured First Lien			08/2023	—	(9,867)	—	—
Epicor Software Corporation	Senior Secured First Lien	L + 375(8)	5.32%	06/2022	968,400	969,651	0.6	972,032
Informatica Corporation(7)	Senior Secured First Lien	L + 350(2)	5.19%	08/2022	819,327	820,167	0.5	823,350
Mediaocean LLC	Senior Secured First Lien	L + 425(8)	5.82%	08/2022	8,457,689	8,402,969	4.9	8,499,977
Merrill Communications, LLC	Senior Secured First Lien	L + 525(2)	6.63%	06/2022	874,992	877,258	0.5	882,649
Ministry Brands Intermediate, LLC(3)	Senior Secured First Lien	L + 500(2)	6.38%	12/2022	406,144	401,553	0.2	406,144
Ministry Brands Intermediate, LLC	Senior Secured First Lien	L + 500(2)	6.38%	12/2022	5,200,325	5,155,302	3.1	5,200,325
SMS Systems Maintenance Services, Inc.(4)	Senior Secured Second Lien	L + 850(2)	9.75%	10/2024	4,703,478	4,562,956	2.3	4,009,934

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2017

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
SMS Systems Maintenance Services, Inc.(4)	Senior Secured Second Lien		10.00%	10/2024	$9,015,000	$8,751,579	4.4%	$7,528,573
Transportation Insight, LLC(4)	Senior Secured First Lien	L + 525(8)	6.82%	09/2019	2,127,655	2,114,282	1.2	2,127,655
Zoom Information, Inc.(4)	Senior Secured First Lien	L + 600(2)(9)	9.56%	08/2022	9,000,000	8,774,982	5.3	9,180,000

					59,103,485	58,112,821	33.1	57,105,374

Technology Hardware & Equipment
Onvoy, LLC(4)	Senior Secured Second Lien	L + 1050(2)	12.19%	02/2025	2,635,052	2,518,250	1.3	2,307,906

Transportation
Kenan Advantage Group, Inc.	Senior Secured First Lien	L + 300(8)	4.57%	07/2022	776,460	778,044	0.5	780,016
Pilot Air Freight, LLC(4)	Senior Secured First Lien	L + 525(8)	6.82%	10/2022	3,316,500	3,288,946	1.9	3,316,500

					4,092,960	4,066,990	2.4	4,096,516

Total Debt Investments United States					$306,210,923	$301,227,125	175.5%	$303,252,920

Equity Investments
Automobiles & Components
AP Centric(4)(10)	Common Stock				927	927,437	0.5	890,572

Capital Goods
Alion Science and Technology Corp.(4)(10)	Common Stock				535,714	535,714	0.2	425,403

Commercial & Professional Services
MHS Acquisition Holdings, LLC(4)(10)	Common Stock				891	890,485	0.4	646,655
TecoStar Holdings Inc.(4)(10)	Common Stock				500,000	500,000	0.3	500,000
Universal Services Equity Investments(4)(10)	Common Stock				1,000,000	1,000,000	1.1	1,823,696
USAGM HoldCo, LLC(4)(10)	Common Stock				238,095	238,095	0.2	434,213

					1,738,986	2,628,580	2.0	3,404,564

Health Care Equipment & Services
ExamWorks Group, Inc.(4)(10)	Common Stock				7,500	750,000	0.4	755,805
MDVIP, Inc.(4)(10)	Common Stock				46,807	666,667	0.4	666,667

					54,307	1,416,667	0.8	1,422,472

Insurance
Integro Equity(4)(10)	Common Stock				4,225	422,535	0.3	437,407

Media
Vivid Seats Ltd.(4)(10)	Common Stock				608,108	608,108	0.3	488,893
Vivid Seats Ltd.(4)(10)	Preferred Stock				1,891,892	1,891,892	1.1	2,011,108

					2,500,000	2,500,000	1.4	2,500,001

Software & Services
SMS Systems Maintenance Services, Inc.(4)(10)	Common Stock				1,142,789	1,144,520	0.3	552,848

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2017

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Technology Hardware & Equipment
Onvoy, LLC(4)(10)	Common Stock, Class A				$3,649	$364,948	0.2%	$301,172
Onvoy, LLC(4)(10)	Common Stock, Class B				2,536	—	—	—

					6,185	364,948	0.2	301,172

Total Equity Investments United States					$5,983,133	$9,940,401	5.7%	$9,934,439

Total United States						$311,167,526	181.2%	$313,187,359

France
Debt Investments
Technology Hardware & Equipment
Parkeon, Inc.(7)	Senior Secured First Lien	L + 575(11)	5.75%	04/2023	€1,994,499	2,069,877	1.4	2,383,020

Total Debt Investments France					€1,994,499	$2,069,877	1.4%	$2,383,020

Total France						$2,069,877	1.4%	$2,383,020

United Kingdom
Debt Investments
Software & Services
CB-SDG Limited(4)(7)	Senior Secured First Lien	L + 650, 0.5% PIK(12)	7.50%	07/2022	£1,983,314	3,006,739	1.6	2,682,927
CB-SDG Limited(3)(4)(7)	Senior Secured First Lien	L + 650 0.5% PIK(12)	7.00%	07/2022	645,624	971,764	0.5	873,366

Total Debt Investments United Kingdom					£2,628,938	$3,978,503	2.1%	$3,556,293

Total United Kingdom						$3,978,503	2.1%	$3,556,293

Total Investments						$317,215,906	184.7%	$319,126,672

*

The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and which resets daily, monthly, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect at December 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.

**	Percentage is based on net assets of $172,799,989 as of December 31, 2017.
(1)

All positions held are non-controlled/non-affiliated investments as defined by the Investment Company Act of 1940, as amended (“1940 Act”). Non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(2)

The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of December 31, 2017 was 1.69%. For some of these loans, the interest rate is based on the last reset date.

(3)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. See Note 8 “Commitments and Contingencies”.
(4)	The fair value of the investment was determined using significant unobservable inputs. See Note 2 “Summary of Significant Accounting Policies”.
(5)

The negative cost, if applicable, is the result of the capitalized discount or unfunded commitment being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount or unfunded commitment on the loan.

(6)	The interest rate on these loans is subject to the U.S. Prime rate, which as of December 31, 2017 was 4.50%.
(7)

Investment is not a qualifying investment as defined under section 55 (a) of the Investment Company Act of 1940. Qualifying assets must represent at least 70% of total assets at the time of acquisition.

(8)

The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of December 31, 2017 was 1.56%. For some of these loans, the interest rate is based on the last reset date.

(9)

These loans are first lien/last-out term loans. In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders whereby the loan has been allocated to “first-out” and “last-out” tranches, whereby the “first-out” tranche will have priority as to the “last-out” tranche with respect to payments of principal, interest and any amounts due thereunder. The Company holds the “last-out” tranche.

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2017

(10)	Non-income producing security.
(11)

The interest rate on these loans is subject to the greater of a EURIBOR floor or 3 month EURIBOR plus a base rate. The 3 month EURIBOR as of December 31, 2017 was (0.33)%. For some of these loans, the interest rate is based on the last reset date.

(12)

The interest rate on these loans is subject to the greater of a GBP LIBOR floor or 3 month GBP LIBOR plus a base rate. The 3 month GBP LIBOR as of December 31, 2017 was 0.52%. For some of these loans, the interest rate is based on the last reset date.

PIK	Payment In-Kind

See accompanying notes

CRESCENT CAPITAL BDC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2018

Note 1. Organization and Basis of Presentation

Crescent Capital BDC, Inc. (the “Company”) was formed on February 5, 2015 (“Inception”) as a Delaware corporation structured as an externally managed, closed-end, non-diversified management investment company. The Company commenced investment operations on June 26, 2015 (“Commencement”). The Company has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has elected to be treated for U.S. federal income tax purposes as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Company is managed by CBDC Advisors, LLC (the “Advisor”), an investment adviser that is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. CBDC Administration, LLC (the “Administrator”) provides the administrative services necessary for the Company to operate. Company management consists of investment and administrative professionals from the Advisor and Administrator along with the Company’s Board of Directors (the “Board”). The Advisor directs and executes the investment operations and capital raising activities of the Company subject to oversight from the Board, which sets the broad policies of the Company. The Board has delegated investment management of the Company’s investment assets to the Advisor. The Board consists of five directors, three of whom are independent.

On July 23, 2015, the Company formed CBDC Universal Equity, Inc., a wholly-owned subsidiary. This subsidiary allows the Company to hold equity securities of portfolio companies organized as a pass-through entity while continuing to satisfy the requirements of a RIC under the Code. On February 25, 2016, the Company formed Crescent Capital BDC Funding, LLC (“CBDC SPV”), a Delaware limited liability company and wholly owned subsidiary. The financial statements of these two entities are consolidated into the financial statements of the Company. All intercompany balances and transactions have been eliminated.

The Company’s primary investment objective is to maximize the total return to the Company’s stockholders in the form of current income and capital appreciation through debt and related equity investments. The Company will seek to achieve its investment objectives by investing primarily in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured, mezzanine and subordinated debt), as well as related equity securities of private U.S. middle-market companies. The Company may purchase interests in loans or make debt investments, either (i) directly from its target companies as primary market or private credit investments (i.e., private credit transactions), or (ii) primary or secondary market bank loan or high yield transactions in the broadly syndicated “over-the-counter” market (i.e., broadly syndicated loans and bonds). Although the Company’s focus is to invest in private credit transactions, in certain circumstances it will also invest in broadly syndicated loans and bonds.

“Unitranche” loans are first lien loans that may extend deeper in a company’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority among different lenders in the unitranche loan. In certain instances, the Company may find another lender to provide the “first out” portion of such loan and retain the “last out” portion of such loan, in which case, the “first out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last out” portion that the Company would continue to hold. In exchange for the greater risk of loss, the “last out” portion earns a higher interest rate. The term “mezzanine” refers to an investment in a company that, among other factors, includes debt that generally ranks senior to a borrower’s equity securities and junior in right of payment to such borrower’s other indebtedness. The Company may make multiple investments in the same portfolio company.

Basis of Presentation

The Company’s functional currency is the United States dollar and these consolidated financial statements have been prepared in that currency. The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X.

Additionally, the accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X.

The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that may affect the amounts reported in the consolidated financial statements and accompanying notes. These consolidated financial statements reflect adjustments that in the opinion of management are necessary for the fair statement of the results for the periods presented. Although management believes that the estimates and assumptions are reasonable, changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. Treasury notes, and similar type instruments) with original maturities of three months or less. Cash and cash equivalents other than money market mutual funds, are carried at cost plus accrued interest, which approximates fair value. Money market mutual funds are carried at their net asset value, which approximates fair value. The Company deposits its cash and cash equivalents with highly-rated banking corporations and, at times, cash deposits may exceed the insured limits under applicable law.

Investment Transactions

Investments purchased on a secondary market are recorded on the trade date. Loan originations are recorded on the date of the binding commitment. Realized gains or losses are recorded on the First In, First Out (“FIFO”) method as the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments written off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment fair values as of the last business day of the reporting period and also includes the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

Investment Valuation

Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Board, based on, among other things, the input of the Advisor, the Company’s Audit Committee and independent third-party valuation firms engaged at the direction of the Board.

The Board oversees and supervises a multi-step valuation process, which includes, among other procedures, the following:

•	The valuation process begins with each investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.

•	The Advisor’s management reviews the preliminary valuations with the investment professionals. Agreed upon valuation recommendations are presented to the Audit Committee.

•	The Audit Committee reviews the valuations presented and recommends values for each investment to the Board.

•

The Board reviews the recommended valuations and determines the fair value of each investment; valuations that are not based on readily available market quotations are valued in good faith based on, among other things, the input of the Advisor, Audit Committee and, where applicable, other third parties.

The Company applies Financial Accounting Standards Board ASC 820, Fair Value Measurement (ASC 820), as amended, which establishes a framework for measuring fair value in accordance with GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:

Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Investments in investment companies are valued at fair value. Fair values are generally determined utilizing the net asset value (“NAV”) supplied by, or on behalf of, management of each investment company, which is net of management and incentive fees or allocations charged by the investment company and is in accordance with the “practical expedient”, as defined by ASC 820. NAVs received by, or on behalf of, management of each investment company are based on the fair value of the investment company’s underlying investments in accordance with policies established by management of each investment company, as described in each of their financial statements and offering memorandum. Investments which are valued using NAV as a practical expedient are excluded from the above hierarchy.

The Company has invested in Great American Capital Partners II LP (“GACP II”) which is an investment company and measured using the net asset value per share as a practical expedient for fair value. The investment in GACP II is not redeemable. As of December 31, 2018 and December 31, 2017, the Company had an unfunded commitment to GACP II of $8,138,692 and $0, respectively.

In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Company evaluates the source of inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When a security is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Company subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for classification as a Level 2 or Level 3 investment. For example, the Company reviews pricing methodologies provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs. Some additional factors considered include the number of prices obtained as well as an assessment as to their quality. Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the year ended December 31, 2018, the Company recorded $0 in transfers from Level 3 to Level 2 and $27,126,293 in transfers from Level 2 to Level 3 due to a decrease in observable inputs in market data. During the year ended December 31, 2017, the Company recorded $5,197,500 in transfers from Level 3 to Level 2 and $11,793,693 in transfers from Level 2 to Level 3 due to an increase and a decrease in observable inputs in market data, respectively.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein. See Note 4. Investments and Note 5. Fair Value of Financial Instruments for additional information on the Company’s investment portfolio.

Foreign Currency

Foreign currency amounts are translated into U.S. dollars on the following basis:

•

cash and cash equivalents, fair value of investments, outstanding debt on revolving credit facilities, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

•	purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Gains or losses on foreign currency transactions are included with net realized gain (loss) on foreign currency transactions on the Consolidated Statements of Operations. Fluctuations arising from the translation of foreign currency on cash, investments and borrowings are included with net change in unrealized appreciation (depreciation) on investments and foreign currency translation on the Consolidated Statements of Operations.

The Company’s approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is to borrow local currency under the Company’s revolving credit facility to partially or fully fund the investment or by entering into foreign currency forward contracts.

Foreign currency forward contracts

The Company may enter into foreign currency forward contracts to reduce the Company’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Company agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. Unrealized appreciation (depreciation) on foreign currency forward contracts are recorded on the Consolidated Statements of Assets and Liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Notional amounts and the gross fair value of foreign currency forward contract assets and liabilities are presented separately on the Consolidated Schedules of Investments. Purchases and sales of foreign currency forward contracts having the same notional value, settlement date and counterparty are generally settled net (which results in a net foreign currency position of zero with the counterparty) and any realized gains or losses are recognized on the settlement date.

The Company does not utilize hedge accounting and as such, the Company recognizes its derivatives at fair value with changes in the net unrealized appreciation (depreciation) on foreign currency forward contracts recorded on the Consolidated Statements of Operations.

Equity Offering and Organization Expenses

The Company has agreed to repay the Advisor for initial organization costs and equity offering costs incurred prior to the commencement of its operations up to a maximum of $1.5 million on a pro rata basis over the first $350 million of invested capital not to exceed 3 years from the initial capital commitment on June 26, 2015. To the extent such costs relate to equity offerings, these costs are charged as a reduction of capital upon the issuance of common shares. To the extent such costs relate to organization costs, these costs are expensed in the Consolidated Statements of Operations upon the issuance of common shares. The Advisor is responsible for organization and private equity offerings costs in excess of $1.5 million. At the 2018 Annual Meeting of Stockholders, the Company received shareholder approval to extend the period during which capital may be called from stockholders (the “Commitment Period”). The Commitment Period was extended to the earlier of (i) a Qualified IPO and (ii) June 30, 2020. With the approval of the Commitment Period extension, the Advisor agreed to extend the reimbursement period for the initial organization costs and equity offering costs to June 30, 2019. See Note 8. Commitments, Contingencies and Indemnifications for additional discussion of certain related party transactions with the Advisor. Since June 26, 2015 (Commencement), the Advisor has allocated to the Company $603,782 of equity offering costs and $431,600 of organization costs.

Debt Issuance Costs

The Company records costs related to issuance of debt obligations as deferred financing costs. These costs are deferred and amortized using the effective yield method for revolving credit facilities, over the stated maturity life of the obligation. As of December 31, 2018 and December 31, 2017, there were $1,695,193 and $856,042, respectively, of deferred financing costs netted against debt balances on the Company’s Consolidated Statements of Assets and Liabilities.

Interest and Dividend Income Recognition

Interest income is recorded on an accrual basis and includes the amortization of purchase discounts and premiums. Discounts and premiums to par value on securities purchased are accreted or amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion and amortization of discounts and premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income.

Dividend income from preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income from common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

Certain investments have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal or cost basis of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2018, the Company had one portfolio company with two investment positions on non-accrual status, which represented 2.5% and 1.4% of the total investments at cost and fair value, respectively. As of December 31, 2017, no loans had been placed on non-accrual status by the Company.

Other Income

From time to time, the Company may receive fees for services provided to portfolio companies by the Advisor under the Investment Advisory Agreement. The fees for services that the Advisor provides vary by investment, but generally include syndication, structuring or diligence fees, and fees for providing managerial assistance to the portfolio companies. The Company may also generate revenue in the form of commitment or origination fees. Loan origination fees, original issue discount and market discount or premium are capitalized; such amounts are accreted or amortized into income over the life of the loan. Fees for providing managerial assistance to the portfolio companies are generally non-recurring and are recognized as revenue when services are provided.

In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, all or a portion of any loan fees received by the Company in such situations will be deferred and amortized over the investment’s life using the effective yield method.

Income Taxes

The Company has elected to be treated as a BDC under the 1940 Act. The Company also has elected to be treated as a RIC under the Internal Revenue Code. So long as the Company maintains its status as a RIC, it will generally not pay corporate-level U.S. federal income or excise taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. As a result, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the consolidated financial statements of the Company.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reversed and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. The Company accounts for income taxes in conformity with ASC Topic 740 —Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements.

The Company intends to comply with the applicable provisions of the Code, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. As of December 31, 2018, all tax filings of the Company since the inception on February 5, 2015 remain subject to examination by federal tax authorities. No such examinations are currently pending.

In order for the Company not to be subject to federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections), (ii) 98.2% of its net capital gains from the current year and (iii) any undistributed ordinary income and net capital gains from preceding years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% excise tax on this income. If the Company chooses to do so, this generally would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on estimated undistributed taxable income as required. For the year ended December 31, 2018, the Company expensed an excise tax of $112,001, of which $111,921 remained payable. For the year ended December 31, 2017 the Company expensed an excise tax of $22,985, of which $22,985 remained payable. There were no excise tax expenses or payables for the years ended December 31, 2016.

CBDC Universal Equity, Inc. is a taxable entity (the “Taxable Subsidiary”). The Taxable Subsidiary permits the Company to hold equity investments in portfolio companies which are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Taxable Subsidiary is not consolidated with the Company for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in the Company’s consolidated financial statements. For the year ended December 31, 2018, the Company recognized a benefit/(provision) for income taxes of $(87,779) on unrealized appreciation/(depreciation) on investments and net operating losses and federal tax credits related to the Taxable Subsidiary. As of December 31, 2018, there is a corresponding net deferred tax liability of $304,928 related to the Taxable Subsidiary, which was the net effect of (i) a deferred tax liability of $604,402 resulting from unrealized appreciation on investments held by the Taxable Subsidiary and (ii) a deferred tax asset of $299,474 resulting from unrealized depreciation on investments and net operating losses and federal tax credits from the Taxable Subsidiary.

For the year ended December 31, 2017, the Company recognized a benefit/(provision) for income taxes of $(217,149), which was the net effect of a deferred tax liability of $285,381 resulting from unrealized appreciation on investments held by the Taxable Subsidiary and a deferred tax asset of $68,232 resulting from unrealized depreciation on investments of the Taxable Subsidiary. There were no deferred tax assets or liabilities related to the taxable Subsidiary at December 31, 2016.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of the Company’s stockholders for those stockholders electing not to receive cash. As a result, if the Board authorizes, and the Company declares, a cash dividend, then the Company’s stockholders who have “opted in” to the Company’s dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend.

New Accounting Standards

In May 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-09 (“ASU 2014-09”), “Revenue from Contracts with Customers (Topic 606).” The guidance in this ASU supersedes the revenue recognition requirements in Topic 605, Revenue Recognition. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU 2014-09 were effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. This standard did not have a material impact on the consolidated financial statements, primarily because the majority of the Company’s revenue is accounted for under FASB ASC Topic 320, “Investments — Debt and Equity Securities”, which is scoped out of this standard.

In August 2018, the FASB issued ASU 2018-13 “Changes to the Disclosure for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The adoption of this guidance is not expected to have a material effect on the Company’s Consolidated Financial Statements.

Note 3. Agreements and Related Party Transactions

Administration Agreement

On June 2, 2015, the Company entered into the Administration Agreement with the Administrator. Under the terms of the Administration Agreement, the Administrator provides administrative services to the Company. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to the Administrator under the terms of the Administration Agreement. In addition, the Administrator is permitted to delegate its duties under the Administration Agreement to affiliates or third parties. To the extent the Administrator outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis, without incremental profit to the Administrator. The Administration Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party.

For the years ended December 31, 2018 and 2017 and 2016, the Company incurred administrative services expenses of $652,390, $566,359 and $523,047, respectively, which are included in other general and administrative expenses on the Consolidated Statements of Operations, under the terms of the Administration Agreement, of which $178,461 and $232,779, respectively, were payable at December 31, 2018 and 2017.

No person who is an officer, director or employee of the Administrator or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Administrator (or its affiliates) for an allocable portion of the compensation paid by the Administrator or its affiliates to the Company’s Chief Compliance Officer, Chief Financial Officer, and other professionals who spend time on such related activities (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). The allocable portion of the compensation for these officers and other professionals are included in the administration expenses paid to Administrator. Directors who are not affiliated with the Administrator or its affiliates receive compensation for their services and reimbursement of expenses incurred to attend meetings, which are included as Directors’ fees on the Consolidated Statements of Operations.

On June 5, 2015, the Company entered into sub-administration, accounting, transfer agent, and custodian agreements with State Street Bank and Trust Company (“SSB”) to perform certain administrative, custodian, transfer agent and other services on behalf of the Company. The sub-administration agreements with SSB had an initial term of three years ending June 5, 2018 and shall automatically renew for 1-year terms unless a written notice of non-renewal is delivered by the Company or SSB. The Company does not reimburse the Administrator for any services for which it pays a separate sub-administrator and custodian fee to SSB. For the years ended December 31, 2018 and 2017, and 2016, the Company incurred expenses of $777,761 and $667,788 and $622,673, respectively, which are included in other general and administrative expenses on the Consolidated Statements of Operations, under the terms of the sub-administration agreements, of which $204,602 and $174,043, respectively, were payable at December 31, 2018 and 2017.

Investment Advisory Agreement

On June 2, 2015, the Company entered into the Investment Advisory Agreement with the Advisor. Under the terms of the Investment Advisory Agreement, the Advisor will provide investment advisory services to the Company and its portfolio investments. The Advisor’s services under the Investment Advisory Agreement are not exclusive, and the Advisor is free to furnish similar or other services to others so long as its services to the Company are not impaired. Under the terms of the Investment Advisory Agreement, the Company will pay the Advisor the Base Management Fee, as discussed below, and may also pay certain Incentive Fees, as discussed below.

The Base Management Fee is calculated and payable quarterly in arrears at an annual rate of 1.5% of the Company’s gross assets, including assets acquired through the incurrence of debt but excluding any cash and cash equivalents. The Base Management Fee is calculated based on the average value of gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

The Advisor, however, has agreed to waive its right to receive management fees in excess of the sum of (i) 0.25% of the aggregate committed but undrawn capital and (ii) 0.75% of the aggregate gross assets excluding cash and cash equivalents (including capital drawn to pay the Company’s expenses) during any period prior to a qualified initial public offering, as defined by the Investment Advisory Agreement (“Qualified IPO”). The Advisor will not be permitted to recoup any waived amounts at any time and the waiver agreement may only be modified or terminated prior to a Qualified IPO with the approval of the Board. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper maturing within one year of purchase.

For the years ended December 31, 2018, 2017 and 2016, the Company incurred management fees, which are net of waived amounts, of $3,384,980, $2,717,199 and $1,701,168, respectively, of which $963,009 and $734,504, respectively, were payable at December 31, 2018 and 2017.

The Advisor has voluntarily waived its right to receive management fees on the investment in GACP II for any period in which GACP II remains in the investment portfolio. For the year ended December 31, 2018 management fees of $59,894 was waived attributable to the Company’s investment in GACP II.

The Incentive Fees consists of two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears and (a) equals 100% of the excess of the pre-incentive fee net investment income for the immediately preceding calendar quarter, over a preferred return of 1.5% per quarter (6% annualized) (the “Hurdle”), and a catch-up feature until the Advisor has received, (i) prior to a Qualified IPO, 15%, or (ii) after a Qualified IPO, 17.5%, of the pre-incentive fee net investment income for the current quarter up to, (i) prior to a Qualified IPO, 1.7647%, or (ii) after a Qualified IPO, 1.8182% (the “Catch-up”), and (b) (i) prior to a Qualified IPO, 15% or (ii) after a Qualified IPO, 17.5%, of all remaining pre-incentive fee net investment income above the “Catch-up.”

Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during each calendar quarter, minus operating expenses for such quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and distributions paid on any issued and outstanding debt or preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, OID, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income will be compared to a “Hurdle Amount” equal to the product of (i) the Hurdle rate of 1.50% per quarter (6.00% annualized) and (ii) our net assets (defined as total assets less indebtedness, before taking into account any incentive fees payable during the period), at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision incurred at the end of each calendar quarter.

At the 2018 Annual Meeting of Stockholders, the Company received shareholder approval to extend the end of the Commitment Period to the earlier of (i) a Qualified IPO and (ii) June 30, 2020. In exchange for the Commitment Period extension, the Advisor agreed to waive its rights under the Investment Advisory Agreement to the income incentive fee for the period from April 1, 2018 through the earlier of (i) the date of a Qualified IPO or (ii) the dissolution and wind down of the Company.

Upon a Qualified IPO and the Advisor begins to earn income incentive fees, the Advisor will voluntarily waive the income incentive fees attributable to the investment income accrued by the Company as a result of its investment in GACP II.

For the years ended December 31, 2018, 2017 and 2016, the Company incurred income incentive fees, which are net of waived amounts, of $554,978, $1,622,836 and $525,493, respectively, of which $0 and $504,295 were payable at December 31, 2018 and 2017.

The second part, the capital gains incentive fee, is determined and payable in arrears as of the end of each fiscal year (or upon a Qualified IPO or termination of the Investment Advisory Agreement), (i) prior to a Qualified IPO, 15.0%, or (ii) after a Qualified IPO, 17.5% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. If a Qualified IPO occurs on a date other than the first day of a calendar quarter, the income incentive fee shall be calculated for such calendar quarter at a weighted rate calculated based on the fee rates applicable before and after a Qualified IPO based on the number of days in such calendar quarter before and after a Qualified IPO. If a Qualified IPO occurs on a date other than the first day of a fiscal year, a capital gains incentive fee shall be calculated as of the day before the Qualified IPO, with such capital gains incentive fee paid to the Advisor following the end of the fiscal year in which the Qualified IPO occurred. For the avoidance of doubt, such capital gains incentive fee shall be equal to 15.0% of the Company’s realized capital gains on a cumulative basis from inception through the day before the Qualified IPO, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. Following a Qualified IPO, solely for the purposes of calculating the capital gains incentive fee, the Company will be deemed to have previously paid capital gains incentive fees prior to a Qualified IPO equal to the product obtained by multiplying (a) the actual aggregate amount of previously paid capital gains incentive fees for all periods prior to a Qualified IPO by (b) the percentage obtained by dividing (x) 17.5% by (y) 15.0%. In the event that the Investment Advisory Agreement shall terminate as of a date that is not a fiscal year end, the termination date shall be treated as though it were a fiscal year end for purposes of calculating and paying a capital gains incentive fee.

At the 2018 Annual Meeting of Stockholders, the Company received shareholder approval to extend the deadline to consummate a Qualified IPO (the “Qualified IPO Deadline”). The Qualified IPO Deadline was extended to June 30, 2022. In exchange for the Qualified IPO Deadline extension, the Advisor agreed to waive its rights under the Investment Advisory Agreement to the capital gain incentive fee for the period from April 1, 2018 through the earlier of (i) the date of a Qualified IPO or (ii) the dissolution and wind down of the Company.

No capital gains incentive fees were incurred for the years ended December 31, 2018, 2017 and 2016.

From time to time, the Advisor may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Advisor for such amounts paid on its behalf. Amounts payable to the Advisor are settled in the normal course of business without formal payment terms. See Note 8. Commitments, Contingencies and Indemnifications for additional discussion of certain related party transactions with the Advisor.

A portion of the outstanding shares of the Company’s common stock are owned by Crescent Capital Group LP (“CCG LP”). CCG LP is also the majority member of the Advisor and sole member of the Administrator. The Company has entered into a license agreement with CCG LP under which CCG LP granted the Company a non-exclusive, royalty-free license to use the name “Crescent Capital”. The Advisor has entered into a resource sharing agreement with CCG LP. CCG LP will provide the Advisor with the resources necessary for the Advisor to fulfill its obligations under the Investment Advisory Agreement.

Directors Fees

Each of the Company’s independent directors receive (i) an annual fee of $75,000, and (ii) $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting and $500 each special meeting. The Company’s independent directors also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended. The Chairman of the Audit Committee receives an additional annual fee of $7,500. The Chairperson of the Nominating and Corporate Governance Committee and the Compensation Committee receive an additional annual fee of $2,500 and $2,500, respectively. The Company has obtained directors’ and officers’ liability insurance on behalf of the Company’s directors and officers. For the years ended December 31, 2018, 2017 and 2016, the Company recorded directors’ fees of $290,000, $290,000 and $288,042, respectively, of which $62,063 and $57,063, respectively, were payable at December 31, 2018 and 2017.

Note 4. Investments

The Company’s investments at any time may include securities and other financial instruments or other assets of any sort, including, without limitation, corporate and government bonds, convertible securities, collateralized loan obligations, term loans, trade claims, equity securities, privately negotiated securities, direct placements, working interests, warrants and investment derivatives (including, but not limited to credit default swaps, recovery swaps, total return swaps, options, forward contracts, and futures) (all of the foregoing collectively referred to in these consolidated financial statements as “investments”).

Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Detailed information with respect to the Company’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the Consolidated Schedule of Investments. The information in the tables below is presented on an aggregate portfolio basis, without regard to whether they are non-controlled non-affiliated, non-controlled affiliated or controlled affiliated investments. As of December 31, 2018 and December 31, 2017, all investments held are non-controlled/non-affiliated investments.

Certain Risk Factors

In the ordinary course of business, the Company manages a variety of risks including market risk and liquidity risk. The Company identifies, measures and monitors risk through various control mechanisms, including trading limits and diversifying exposures and activities across a variety of instruments, markets and counterparties.

Market risk is the risk of potential adverse changes to the value of financial instruments because of changes in market conditions, including as a result of changes in the credit quality of a particular issuer, credit spreads, interest rates, and other movements and volatility in security prices or commodities. In particular, the Company may invest in issuers that are experiencing or have experienced financial or business difficulties (including difficulties resulting from the initiation or prospect of significant litigation or bankruptcy proceedings), which involves significant risks. The Company manages its exposure to market risk through the use of risk management strategies and various analytical monitoring techniques.

The Company’s investments may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Investments at fair value consisted of the following at December 31, 2018:

Investment Type	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
Senior Secured First Lien	$380,078,748	$379,296,186	$(782,562)
Senior Secured Second Lien	83,029,256	75,797,646	(7,231,610)
Unsecured Debt	7,228,521	7,262,841	34,320
Preferred Stock	1,891,892	2,270,352	378,460
Common Stock	28,452,264	28,714,699	262,435

Total Investments	$500,680,681	$493,341,724	$(7,338,957)

Investments at fair value consisted of the following at December 31, 2017:

Investment Type	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
Senior Secured First Lien	$230,985,313	$233,486,423	$2,501,110
Senior Secured Second Lien	70,727,664	70,064,245	(663,419)
Unsecured Debt	5,562,528	5,641,565	79,037
Preferred Stock	1,891,892	2,011,108	119,216
Common Stock & Other	8,048,509	7,923,331	(125,178)

Total Investments	$317,215,906	$319,126,672	$1,910,766

The industry composition of investments at fair value at December 31, 2018 and December 31, 2017 is as follows:

Industry	Fair Value December 31, 2018	Percentage of Fair Value	Fair Value December 31, 2017	Percentage of Fair Value
Automobiles & Components	$28,330,364	5.74%	$18,849,183	5.91%
Capital Goods	18,428,725	3.74	17,096,221	5.36
Commercial & Professional Services	113,762,203	23.06	70,309,935	22.03
Consumer Durables & Apparel	2,622,500	0.53	3,030,000	0.95
Consumer Services	53,523,125	10.85	32,380,725	10.15
Diversified Financials	29,962,766	6.07	3,531,247	1.11
Energy	296,629	0.06	311,446	0.10
Food & Staples Retailing	6,637,313	1.35	7,337,663	2.30
Food, Beverage & Tobacco	3,510,000	0.71	736,837	0.23
Health Care Equipment & Services	103,923,291	21.06	72,937,130	22.85
Household & Personal Products	3,292,223	0.67	2,225,440	0.70
Insurance	9,035,119	1.83	3,659,282	1.15
Materials	10,411,798	2.11	2,669,277	0.84
Media	3,544,140	0.72	5,994,211	1.88
Pharmaceuticals, Biotechnology & Life Sciences	8,228,979	1.67	426,596	0.13
Retailing	18,450,967	3.74	7,328,350	2.29
Software & Services	67,903,178	13.76	61,214,515	19.18
Technology Hardware & Equipment	4,785,431	0.97	4,992,098	1.56
Transportation	6,692,973	1.36	4,096,516	1.28

Total Investments	$493,341,724	100.00%	$319,126,672	100.00%

The geographic composition of investments at fair value at December 31, 2018 and December 31, 2017 is as follows:

Geographic Region	Fair Value December 31, 2018	Percentage of Fair Value	Fair Value December 31, 2017	Percentage of Fair Value
United States	$480,204,140	97.34%	$313,187,359	98.14%
United Kingdom	10,861,848	2.20	3,556,293	1.11
France	2,275,736	0.46	2,383,020	0.75

Total Investments	$493,341,724	100.00%	$319,126,672	100.00%

Note 5. Fair Value of Financial Instruments

Investments

The following table presents fair value measurements of investments as of December 31, 2018:

Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Senior Secured First Lien	$—	$62,191,471	$317,104,715	$379,296,186
Senior Secured Second Lien	—	21,940,428	53,857,218	75,797,646
Unsecured Debt	—	—	7,262,841	7,262,841
Preferred Stock	—	—	2,270,352	2,270,352
Common Stock	—	—	11,536,391	11,536,391

Subtotal	$—	$84,131,899	$392,031,517	$476,163,416

Investment Measured at NAV(1)				17,178,308

Total Investments				$493,341,724

(1)

In accordance with ASC 820-10, certain investments that are measured using the net asset value per share (or its equivalent) as a practical expedient for fair value have not been classified in the fair value hierarchy. These investments are generally not redeemable. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.

The following table presents fair value measurements of investments as of December 31, 2017:

Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Senior Secured First Lien	$—	$79,571,639	$153,914,784	$233,486,423
Senior Secured Second Lien	—	23,432,543	46,631,702	70,064,245
Unsecured Debt	—	—	5,641,565	5,641,565
Preferred Stock	—	—	2,011,108	2,011,108
Common Stock	—	—	7,923,331	7,923,331

Total Investments	$—	$103,004,182	$216,122,490	$319,126,672

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the year ended December 31, 2018, based off of the fair value hierarchy at December 31, 2018:

	Senior	Senior
	Secured	Secured	Unsecured	Preferred	Common
	First Lien	Second Lien	Debt	Stock	Stock	Total
Balance as of January 1, 2018	$153,914,784	$46,631,702	$5,641,565	$2,011,108	$7,923,331	$216,122,490
Amortized discounts/premiums	1,320,775	440,148	23,862	—	—	1,784,785
Paid in-kind interest	347,393	—	104,554	—	—	451,947
Net realized gain (loss)	(97,532)	(6,245)	—	—	—	(103,777)
Net change in unrealized appreciation (depreciation)	(682,154)	(5,980,739)	(44,718)	259,244	70,614	(6,377,753)
Purchases	223,929,702	22,630,106	1,537,578	—	3,542,446	251,639,832
Sales/return of capital/principal repayments/paydowns	(77,266,565)	(21,345,735)	—	—	—	(98,612,300)
Transfers in	15,638,312	11,487,981	—	—	—	27,126,293
Transfers out	—	—	—	—	—	—

Balance as of December 31, 2018	$317,104,715	$53,857,218	$7,262,841	$2,270,352	$11,536,391	$392,031,517

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$471,869	$(5,724,061)	$(44,718)	$259,244	$70,614	$(4,967,052)

During the year ended December 31, 2018, the Company recorded $0 in transfers from Level 3 to Level 2 and $27,126,293 in transfers from Level 2 to Level 3 due to a decrease in observable inputs in market data.

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the year ended December 31, 2017, based off of the fair value hierarchy at December 31, 2017:

	Senior	Senior
	Secured	Secured	Unsecured	Preferred	Common
	First Lien	Second Lien	Debt	Stock	Stock	Total
Balance as of January 1, 2017	$65,399,107	$21,353,680	$4,950,000	$—	$3,943,634	$95,646,421
Amortized discounts/premiums	382,200	147,981	18,154	—	—	548,335
Paid in-kind interest	8,880	—	56,072	—	—	64,952
Net realized gain (loss)	1,298	17,407	—	—	—	18,705
Net change in unrealized appreciation (depreciation)	2,196,350	(1,685,300)	(146)	119,216	(137,469)	492,651
Purchases	91,955,892	28,774,442	618,473	1,891,892	4,993,670	128,234,369
Sales/return of capital/principal repayments/paydowns	(12,625,136)	(1,976,508)	(988)	—	(876,504)	(15,479,136)
Transfers in	11,793,693	—	—	—	—	11,793,693
Transfers out	(5,197,500)	—	—	—	—	(5,197,500)

Balance as of December 31, 2017	$153,914,784	$46,631,702	$5,641,565	$2,011,108	$7,923,331	$216,122,490

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$2,267,678	$(1,667,401)	$(146)	$119,216	$(137,469)	$581,878

During the year ended December 31, 2017, the Company recorded $5,197,500 in transfers from Level 3 to Level 2 and $11,793,693 in transfers from Level 2 to Level 3 due to a decrease in observable inputs in market data.

The following tables present the fair value of Level 3 investments and the ranges of significant unobservable inputs used to value the Company’s Level 3 investments as of December 31, 2018 and December 31, 2017. These ranges represent the significant unobservable inputs that were used in the valuation of each type of investment. These inputs are not representative of the inputs that could have been used in the valuation of any one investment. For example, the highest market yield presented in the table for senior secured first lien investments is appropriate for valuing a specific investment but may not be appropriate for valuing any other investment. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 investments.

Quantitative information about Level 3 Fair Value Measurements

	Fair value as of December 31, 2018	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Senior Secured First Lien	$237,842,174	Discounted Cash Flows	Discount Rate	6.8%-11.8% (8.4%)
	$6,299,473	Enterprise Value	Comparable EBITDA Multiple	9.1x
	$73,111,885	Broker Quoted	Broker Quote	N/A
Senior Secured Second Lien	$53,857,218	Discounted Cash Flows	Discount Rate	7.2%-28.6% (13.8%)
Unsecured Debt	$7,262,841	Discounted Cash Flows	Discount Rate	11.0%-16.8% (11.6%)
Preferred Stock	$2,270,352	Market Multiple	Comparable EBITDA Multiple	15.0x
Common Stock	$11,536,391	Market Multiple	Comparable EBITDA Multiple	7.2x-15.1x (12.4	x)

Quantitative information about Level 3 Fair Value Measurements

	Fair value as of December 31, 2017	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Senior Secured First Lien	$153,914,784	Discounted Cash Flows	Discount Rate	5.6%-9.5% (6.9%)
Senior Secured Second Lien	$46,631,702	Discounted Cash Flows	Discount Rate	8.0%-14.3% (11.0%)
Unsecured Debt	$5,641,565	Discounted Cash Flows	Discount Rate	11.0%-14.9% (11.4%)
Preferred Stock	$2,011,108	Market Multiple	Comparable EBITDA Multiple	15.8x
Common Stock	$7,923,331	Market Multiple	Comparable EBITDA Multiple	7.4x-15.8x (11.7	x)

As noted above, the discounted cash flows and market multiple approaches were used in the determination of fair value of certain Level 3 assets as of December 31, 2018 and December 31, 2017. The significant unobservable inputs used in the discounted cash flow approach is the discount rate used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. An increase in the discount rate would result in a decrease in the fair value. Included in the consideration and selection of discount rates is risk of default, rating of the investment, call provisions and comparable company investments. The significant unobservable inputs used in the market multiple approach are the multiples of similar companies’ earnings before income taxes, depreciation and amortization (“EBITDA”) and comparable market transactions. Increases or decreases in market EBITDA multiples would result in an increase or decrease in the fair value.

Financial Instruments Not Carried at Fair Value

Debt

The carrying value of the Company’s debt, as of December 31, 2018 and December 31, 2017, approximates its fair value as the debt, issued at market terms, includes variable interest rates, as discussed in Note 6.

Note 6. Debt

Debt consisted of the following as of December 31, 2018 and December 31, 2017:

	December 31, 2018
	Aggregate Principal Amount Committed	Drawn Amount(4)	Amount Available (1)	Carrying Value (2)
SPV Asset Facility	$175,000,000	$159,628,575	$15,371,425	$159,628,575
Revolving Credit Facility	—	—	—	—
Revolving Credit Facility II(3)(5)	85,000,000	78,309,591	7,248,258	77,774,610

Total Debt	$260,000,000	$237,938,166	$22,619,683	$237,403,185

	December 31, 2017
	Aggregate Principal Amount Committed	Drawn Amount(4)	Amount Available (1)	Carrying Value (2)
SPV Asset Facility	$125,000,000	$86,628,575	$38,371,425	$86,628,575
Revolving Credit Facility	—	—	—	—
Revolving Credit Facility II(3)(5)	75,000,000	65,309,591	9,955,454	65,075,395

Total Debt	$200,000,000	$151,938,166	$48,326,879	$151,703,970

(1)	The amount available reflects any limitations related to the respective debt facilities’ borrowing bases and foreign currency translation adjustments.
(2)	The difference between drawn amount and the carrying value is attributable to the effect of foreign currency translation adjustments.
(3)	The Company had outstanding debt denominated in Pound Sterling (GBP) of 2.5 million and Euro (EUR) of 1.8 million on its Revolving Credit Facility and Revolving Credit Facility II.
(4)	For borrowings in non-USD, the drawn amount represents the USD equivalent at the time of borrowing (i.e. cost).
(5)	Total drawn amount payable after the effect of foreign currency translation as of December 31, 2018 and December 31, 2017, was $77,751,742 and $65,044,546, respectively.

As of December 31, 2018 and December 31, 2017, the Company was in compliance with the terms and covenants of its debt arrangements.

SPV Asset Facility

On March 28, 2016 Crescent Capital BDC Funding, LLC (“CBDC SPV”), a Delaware limited liability company and wholly owned and consolidated subsidiary of the Company, entered into a loan and security agreement (the “SPV Asset Facility”) with the Company as the collateral manager, seller and equityholder, CBDC SPV as the borrower, the banks and other financial institutions from time to time party thereto as lenders, and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, collateral agent, and lender. The SPV Asset Facility is effective as of March 28, 2016. On February 8, 2017, the Company amended the SPV Asset Facility increasing the facility limit from $75 million to $125 million. On September 28, 2018, the Company further amended the SPV Asset Facility increasing the facility limit from $125 million to $175 million and extending the maturity date to September 28, 2021.

The maximum commitment amount under the SPV Asset Facility is $175 million, and may be increased with the consent of Wells Fargo or reduced upon request of the Company. Proceeds of the advances under the SPV Asset Facility may be used to acquire portfolio investments, to make distributions to the Company in accordance with the SPV Asset Facility, and to pay related expenses. The maturity date is the earlier of: (a) the date the Borrower voluntarily reduces the commitments to zero, (b) the Facility Maturity Date (September 28, 2021) and (c) the

date upon which Wells Fargo declares the obligations due and payable after the occurrence of an Event of Default. Borrowings under the SPV Asset Facility bear interest at London Interbank Offered Rate (“LIBOR”) plus a margin with no LIBOR floor. The Company pays unused facility fees of 0.50% per annum on committed but undrawn amounts under the SPV Asset Facility. The SPV Asset Facility includes customary covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

Also on March 28, 2016, the Company, as Seller, and CBDC SPV, as Purchaser, entered into a loan sale agreement whereby the Company will sell certain assets to CBDC SPV. CBDC SPV will be consolidated into the Company’s financial statements and no gain or loss is expected to result from the sale of assets to CBDC SPV. The Company retains a residual interest in assets contributed to or acquired by CBDC SPV through its 100% ownership of CBDC SPV. The facility size is subject to availability under the borrowing base, which is based on the amount of CBDC SPV’s assets from time to time, and satisfaction of certain conditions, including an asset coverage test and certain concentration limits.

Costs incurred in connection with obtaining the SPV Asset Facility have been recorded as deferred financing costs and are being amortized over the life of the SPV Asset Facility on an effective yield basis. As of December 31, 2018 and December 31, 2017, deferred financing costs related to the SPV Asset Facility were $1,636,402 and $776,117, respectively, and were included in debt on the Consolidated Statements of Assets and Liabilities.

Revolving Credit Facility II

On June 29, 2017, the Company entered into the “Revolving Credit Facility II” with Capital One, National Association (“CONA”), as Administrative Agent, Lead Arranger, Managing Agent and Committed Lender. Proceeds from the Revolving Credit Facility II may be used for investment activities, expenses, working capital requirements and general corporate purposes. The Company’s obligations to the Committed Lender are secured by a first priority security interest in the unused capital commitments (See Note 8. Commitments, Contingencies and Indemnifications) and certain investments and cash held by the Company. The Revolving Credit Facility II contains certain covenants, including, but not limited to maintaining an asset coverage ratio of total assets to total borrowings of at least 2 to 1. The maximum principal amount of the Revolving Credit Facility II is $75 million, subject to availability under the borrowing base.

Borrowings under the Revolving Credit Facility II bear interest at the London Interbank Offered Rate (“LIBOR”) plus a margin with no LIBOR floor. The Company may elect either the LIBOR or prime rate at the time of draw-down, and loans may be converted from one rate to another at any time, subject to certain conditions. The Company pays unused facility fees of 0.20% per annum on committed but undrawn amounts under the Revolving Credit Facility II. Interest is payable monthly in arrears. On June 28, 2018, the Company amended the Revolving Credit Facility II increasing the facility limit from $75 million to $85 million and extending the maturity date to June 29, 2019. Any amounts borrowed under the Revolving Credit Facility II, and all accrued and unpaid interest, will be due and payable, on June 29, 2019.

Costs incurred in connection with obtaining the Revolving Credit Facility II have been recorded as deferred financing costs and are being amortized over the life of the Revolving Credit Facility II on an effective yield basis. As of December 31, 2018 and December 31, 2017, deferred financing costs related to the Revolving Credit Facility II were $58,791 and $79,925, respectively, and were included in debt on the Consolidated Statements of Assets and Liabilities.

Revolving Credit Facility

On June 29, 2015, the Company entered into the “Revolving Credit Facility” with Natixis, New York Branch (“Natixis”), as administrative agent (the “Administrative Agent”), and Natixis and certain of its affiliates as lenders. Proceeds from the Revolving Credit Facility may be used for investment activities, expenses, working capital requirements and general corporate purposes. The Company’s obligations to the lenders are secured by a first priority security interest in the unused capital commitments (See Note 8. Commitments, Contingencies and Indemnifications) and certain investments and cash held by the Company. The Revolving Credit Facility contains certain covenants, including, but not limited to maintaining an asset coverage ratio of total assets to total borrowings of at least 2 to 1. The maximum principal amount of the Revolving Credit Facility is $75 million, subject to availability under the borrowing base. On October 23, 2015, the Company amended the Revolving Credit Facility to include a multi-currency tranche allowing the Company to borrow up to 15% of the principal amount committed under an alternative currency including Euro, Canadian Dollar and Pound Sterling (GBP). On June 29, 2016, the Company amended the Revolving Credit Facility decreasing the facility limit from $75 million to $50 million and extending the maturity date to June 29, 2017. The Company paid down in full and terminated the Revolving Credit Facility on June 29, 2017.

Borrowings under the Revolving Credit Facility bore interest at either (i) London Interbank Offered Rate (“LIBOR”) plus a margin with no LIBOR floor or (ii) at lenders’ cost of funds plus a margin. The Company paid unused facility fees of 0.20% per annum on committed but undrawn amounts under the Revolving Credit Facility. Interest was payable monthly in arrears.

The summary information regarding the SPV Asset Facility, Revolving Credit Facility, and the Revolving Credit Facility II for the years ended December 31, 2018, 2017 and 2016, were as follows:

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Borrowing interest expense	$7,502,040	$4,308,034	$1,915,615
Facility fees	187,364	227,331	182,240
Amortization of financing costs	761,110	767,545	608,973

Total	$8,450,514	$5,302,910	$2,706,828

Weighted average interest rate	4.11%	3.23%	2.45%
Average outstanding balance	$182,328,466	$133,486,128	$78,294,459

Note 7. Derivatives

The Company enters into foreign currency forward contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies.

In order to better define its contractual rights and to secure rights that will help the Company mitigate its counterparty risk, the Company may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Company and a counterparty that governs OTC derivatives, including foreign currency forward contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Company and cash collateral received from the counterparty, if any, is included in the Consolidated Statement of Assets and Liabilities as due to/due from broker. There has been no cash collateral received or paid from the counterparty. The Company minimizes counterparty credit risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For the period from December 7, 2018 to December 31, 2018, the Company’s average USD notional exposure to foreign currency forward contracts was $7,974,709. The Company did not hold any derivative instruments prior to December 7, 2018.

The following table sets forth the Company’s net exposure to foreign currency forward contracts that are subject to ISDA Master Agreements or similar agreements as of December 31, 2018.

Counterparty	Gross Amount of Assets on the Consolidated Statements of Assets and Liabilities	Gross Amount of (Liabilities) on the Consolidated Statements of Assets and Liabilities	Net Amount of Assets or (Liabilities) Presented on the Consolidated Statements of Assets and Liabilities	Collateral (Received) Pledged(1)	Net Amounts(2)
Wells Fargo Bank, N.A.	$17,406	$—	$17,406	$—	$17,406

Total	$17,406	$—	$17,406	$—	$17,406

(1)	Amount excludes excess cash collateral paid.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual setoff rights under the agreement. Net amount excludes any over-collateralized amounts.

The Company did not hold any derivative instruments as of December 31, 2017.

The effect of transactions in derivative instruments to the Consolidated Statements of Operations for the year ended December 31, 2018 was as follows:

For the year ended December 31, 2018
Net realized gain (loss) on foreign currency forward contracts	$—
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	17,406

Total net realized and unrealized gains (losses) on foreign currency forward contracts	$17,406

The Company did not hold any derivative instruments during the years ended December 31, 2017 and 2016.

Note 8. Commitments, Contingencies and Indemnifications

The Company’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2018 and December 31, 2017, the Company had unfunded commitments denominated in USD totaling $50,145,587 and $21,116,031, respectively, under loan and financing agreements. The Company also had outstanding an unfunded commitment denominated in GBP totaling £4,183,722 and £377,841 at December 31, 2018 and December 31, 2017, respectively.

Other Commitments and Contingencies

As of December 31, 2018, the Company had $405.6 million in total capital commitments from investors. Of this amount, $10.0 million was from Crescent Capital Group LP (“CCG LP”) and its affiliates. The remaining unfunded capital commitments totaled $139.6 million as of December 31, 2018.

Up to June 25, 2015, the Company’s efforts had been limited to organizational activities, the cost of which has been borne by the Advisor. The Company has agreed to repay the Advisor for initial organization costs and equity offering costs incurred prior to the commencement of its operations up to a maximum of $1.5 million on a pro rata basis over the first $350 million of invested capital not to exceed 3 years from the initial capital commitment. The Advisor incurred costs on behalf of the Company of $794,450 of equity offering costs and $567,895 of organization costs through Commencement. For the year ended December 31, 2018, the Advisor allocated to the Company $215,636 of equity offering costs and $154,143 of organization costs, of which $136,235 was included in Due to Advisor on the Consolidated Statements of Assets and Liabilities at December 31, 2018. Since June 26, 2015 (Commencement) through December 31, 2018, the Advisor has allocated to the Company $603,782 of equity offering costs and $431,600 of organization costs.

In the normal course of business, the Company enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Company under these arrangements is unknown as it would involve future claims that may be made against the Company; however, based on the Company’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Company has not accrued any liability in connection with such indemnifications.

Note 9. Stockholders’ Equity

Since commencement, the Company has entered into subscription agreements (collectively, the “Subscription Agreements”) with several investors, including CCG LP and its affiliates, providing for the private placement of the Company’s common stock. Under the terms of the Subscription Agreements, investors are required to fund capital drawdowns to purchase the Company’s common stock up to the amount of their respective capital commitments on an as-needed basis as determined by the Company with a minimum of 10 business days’ prior notice. The remaining unfunded capital commitments related to these Subscription Agreements totaled $139.6 million and $220.7 million as of December 31, 2018 and 2017, respectively.

The following table summarizes the total shares issued and amount received related to capital drawdowns delivered pursuant to the Subscription Agreements during the years ended December 31, 2018, 2017 and 2016:

	For the year ended
	December 31, 2018
Quarter Ended	Shares	Amount
December 31, 2018	1,747,841	$35,000,000
September 30, 2018	1,249,626	25,000,000
June 30, 2018	991,916	20,000,000
March 31, 2018	741,876	15,000,000

Total Capital Drawdowns	4,731,259	$95,000,000

	For the year ended
	December 31, 2017
Quarter Ended	Shares	Amount
December 31, 2017	490,822	$10,000,000
September 30, 2017	488,138	10,000,000
June 30, 2017	490,701	10,000,000
March 31, 2017	744,085	15,000,000

Total Capital Drawdowns	2,213,746	$45,000,000

	For the year ended
	December 31, 2016
Quarter Ended	Shares	Amount
December 31, 2016	352,627	$7,000,000
September 30, 2016	613,121	12,000,000
June 30, 2016	728,256	14,000,000
March 31, 2016	624,382	12,000,000

Total Capital Drawdowns	2,318,386	$45,000,000

Prior to the listing of the Company’s shares on an exchange, stockholders who “opt in” to the Company’s dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of the Company’s common stock, rather than receiving cash dividends and distributions. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the cash dividend or distribution payable to a stockholder by the net asset value per share of the common stock as of the last day of the Company’s fiscal quarter or such other date and price per share as determined by the Board preceding the date such dividend was declared.

The Company has authorized 200,000,000 shares of its common stock with a par value of $0.001 per share. The Company has authorized 10,000 shares of its preferred stock with a par value of $0.001 per share. Shares of preferred stock have not been issued. On February 5, 2015, the Company issued 1,000 common shares to CCG LP. On April 15, 2015, CCG LP contributed $499,000 of additional paid-in-capital to the Company. On June 29, 2015, CCG LP exchanged its 1,000 shares issued on February 5, 2015 for 25,000 common shares, which were subsequently redeemed on June 30, 2015.

At December 31, 2018 and 2017, CCG LP and its affiliates owned 2.50% and 3.32%, respectively, of the outstanding common shares of the Company.

For the year ended December 31, 2018, distributions made by the Company are as follows:

Quarter Ended	Total Amount	Per Share Amount
December 31, 2018	$5,343,316	$0.40
September 30, 2018	$4,464,639	$0.38
June 30, 2018	$3,876,874	$0.37
March 31, 2018	$3,035,614	$0.32

For the year ended December 31, 2017, distributions made by the Company are as follows:

Quarter Ended	Total Amount	Per Share Amount
December 31, 2017	$2,707,232	$0.31
September 30, 2017	$2,470,579	$0.30
June 30, 2017	$2,169,823	$0.29
March 31, 2017	$1,994,047	$0.28

For the year ended December 31, 2016 distributions made by the Company are as follows:

Quarter Ended	Total Amount	Per Share Amount
December 31, 2016	$2,400,000	$0.38
September 30, 2016	$1,543,640	$0.26
June 30, 2016	$1,164,992	$0.22
March 31, 2016	$1,130,001	$0.24

Note 10. Earnings Per Share

In accordance with the provisions of ASC Topic 260 – Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of December 31, 2018 and December 31, 2017, there are no dilutive shares.

The following table sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the following periods:

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Net increase (decrease) in net assets resulting from operations	$8,114,574	$9,055,186	$11,768,693
Weighted average common shares outstanding	10,719,485	7,562,447	5,191,589
Net increase (decrease) in net assets resulting from operations per common share-basic and diluted	$0.76	$1.20	$2.27

Note 11. Income Taxes

The tax character of shareholder distributions attributable to the years ended December 31, 2018, 2017 and 2016, were as follows:

	2018	2017	2016
Ordinary Income(1)	$16,720,443	$9,341,681	$6,238,633
Capital Gains	—	—	—

Total	$16,720,443	$9,341,681	$6,238,633

(1)

For years ended December 31, 2018, 2017 and 2016, 100%, 100% and 100%, respectively, of ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to non U.S. shareholders.

For the years ended December 31, 2018, 2017 and 2016, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Statements of Assets and Liabilities by temporary and other book/tax differences, primarily relating to the tax treatment of wash sales, organizational expenses, partnership basis adjustments and defaulted bond income accruals is as follows:

	2018	2017	2016
Undistributed net investment income	$2,454,033	$774,114	68,766
Other temporary differences	(366,318)	(240,948)	(118,284)
Post October loss deferrals	—	—	(16,464)
Capital loss carryover	(916,424)	(441,103)	(70,653)
Unrealized appreciation (depreciation)	(7,629,658)	1,981,571	2,435,646

Components of tax distributable earnings at year end	$(6,458,367)	$2,073,634	$2,299,011

Note: Taxable income is an estimate and is not fully determined until the Company’s tax return is filed.

Taxable income generally differs from net increase (decrease) in net assets resulting from operations due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.

The Company makes certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes or losses among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, undistributed net investment income or undistributed net realized gains on investments, as appropriate.

The Company neither has any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25, Income Taxes, nor did the Company have any unrecognized tax benefits as of the periods presented herein. Although the Company files federal and state tax returns, our major tax jurisdiction is federal. Our inception-to-date federal tax returns remains subject to examination by the Internal Revenue Service.

Permanent differences between Investment Company Taxable Income (“ICTI”) and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. For the years ended December 31, 2018, 2017 and 2016, the Company reclassified for book purposes amounts arising from permanent book/tax differences related to the different tax treatment of foreign currency gain/(loss), defaulted bonds and non-deductible-excise tax as follows:

	2018	2017	2016
Paid-in capital in excess of par value	$(112,001)	$(22,985)	$—
Accumulated net realized gain (loss)	669,801	2,738	53,618
Distributions in excess of net investment income	(557,800)	20,247	(53,618)

Total	$—	$—	$—

The tax cost of the Company’s investments as of December 31, 2018, approximates their amortized cost.

As of December 31, 2018, the Company’s aggregate investment unrealized appreciation and depreciation for federal income tax purposes was:

Tax cost	$501,196,978

Gross unrealized appreciation	$8,332,193
Gross unrealized depreciation	(16,187,447)

Net unrealized investment depreciation	$(7,855,254)

As of December 31, 2017, the Company’s aggregate investment unrealized appreciation and depreciation for federal income tax purposes was:

Tax cost	$317,447,028

Gross unrealized appreciation	$5,965,295
Gross unrealized depreciation	(4,285,767)

Net unrealized investment appreciation	$1,679,528

Note 12. Financial Highlights

Below is the schedule of financial highlights of the Company for the years ended December 31, 2018, 2017, 2016 and for the period from February 5, 2015 (Inception) to December 31, 2015, relating to the common shares issued through December 31, 2018 pursuant to the Subscription Agreements:

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the period from February 5, 2015 (Inception) to December 31, 2015*
Per Share Data:(1)
Net asset value, beginning of period	$20.10	$20.08	$19.13	$20.00
Net investment income after tax	1.65	1.31	1.23	0.32
Net realized and unrealized gains (losses) on investments(2)	(0.83)	(0.09)	0.84	(0.87)

Net increase (decrease) in net assets resulting from operations	0.82	1.22	2.07	(0.55)

Distributions declared from net investment income(3)	(1.47)	(1.18)	(1.10)	(0.27)
Offering costs	(0.02)	(0.02)	(0.02)	(0.05)

Total increase (decrease) in net assets	(0.67)	0.02	0.95	(0.87)

Net asset value, end of period	$19.43	$20.10	$20.08	$19.13
Shares outstanding, end of period	13,358,289	8,597,116	6,376,850	4,056,316
Weighted average shares outstanding	10,719,485	7,562,447	5,191,589	2,855,996
Total return(4)	4.06%	5.99%	10.70%	(3.00	)%(5)
Ratio/Supplemental Data:
Net assets, end of period	$259,578,840	$172,799,989	$128,056,028	$77,586,238
Ratio of total expenses to average net assets(6)	7.33%	8.02%	7.17%	7.65	%(7)
Ratio of expenses (without incentive fees and interest and other debt expenses) to average net assets	3.06%	3.53%	4.08%	5.53	%(7)
Ratio of net investment income to average net assets	8.48%	6.45%	6.14%	3.17	%(7)
Ratio of interest and credit facility expenses to average net assets	4.01%	3.44%	2.59%	2.12	%(8)
Ratio of incentive fees to average net assets	0.26%	1.05%	0.50%	—%
Portfolio turnover rate	27.89%	19.27%	34.36%	4.08	%(5)
Asset coverage ratio(9)	2.08	2.13	2.35	2.42

*	The Company was formed on February 5, 2015 and commenced operations on June 26, 2015.
(1)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.
(2)	The amount shown does not correspond with the aggregate realized and unrealized gains (losses) on investment transactions for the period as it includes the effect of the timing of equity issuances.
(3)	The per share data for distributions per share reflects the actual amount of distributions declared per share for the applicable periods.
(4)

Total return based on net asset value is calculated as the change in net asset value per share during the period plus declared dividends per share during the period, divided by the beginning net asset value per share.

(5)	Not annualized.
(6)

The ratio of total expenses to average net assets in the table above reflects the Advisor’s voluntary waivers of its right to receive a portion of the management fees and income incentive fees with respect to the Company’s ownership in GACP II. Excluding the effects of waivers, the ratio of total expenses to average net assets would have been 7.36% for the year ended December 31, 2018. The GACP II investment was made in 2018, and as such, the 2017, 2016 and 2015 ratios were not affected.
(7)	Annualized except for organization expenses.
(8)	Annualized.
(9)	Asset coverage ratio is equal to (i) the sum of (A) net assets at end of period and (B) total debt outstanding at end of period, divided by (ii) total debt outstanding at the end of the period.

Note 13. Selected Quarterly Financial Data (Unaudited)

	Quarter Ended December 31, 2018	Quarter Ended September 30, 2018	Quarter Ended June 30, 2018	Quarter Ended March 31, 2018
Investment income	$10,509,444	$8,723,747	$7,250,952	$6,810,981
Total expenses	4,426,445	3,848,527	3,503,981	3,666,888

Net investment income before taxes	6,082,999	4,875,220	3,746,971	3,144,093
Income and excise taxes	113,743	880	7,600	(779)

Net investment income after taxes	5,969,256	4,874,340	3,739,371	3,144,872

Net realized and unrealized gains	(7,670,751)	(81,928)	(1,438,596)	(334,211)
Benefit/(Provision) for taxes on unrealized appreciation (depreciation) on investments	(105,053)	11,775	(25,907)	31,406

Net increase in net assets resulting from operations after tax	$(1,806,548)	$4,804,187	$2,274,868	$2,842,067

Net investment income per share (basic and diluted)	$0.47	$0.43	$0.38	$0.36

Net increase in net assets resulting from operations per share (basic and diluted)	$(0.14)	$0.42	$0.23	$0.32

Weighted average shares outstanding	12,724,993	11,394,307	9,902,467	8,805,686

Net asset value per share	$19.43	$19.97	$19.93	$20.08

	Quarter Ended December 31, 2017	Quarter Ended September 30, 2017	Quarter Ended June 30, 2017	Quarter Ended March 31, 2017
Investment income	$6,348,868	$6,186,137	$5,291,948	$4,464,724
Total expenses	3,467,413	3,330,110	3,017,321	2,543,794

Net investment income before taxes	2,881,455	2,856,027	2,274,627	1,920,930
Income and excise taxes	23,785	—	1,600	89

Net investment income after taxes	2,857,670	2,856,027	2,273,027	1,920,841

Net realized and unrealized gains	(2,823,346)	(124,870)	698,365	1,614,621
Benefit/(Provision) for taxes on unrealized appreciation (depreciation) on investments	162,996	(380,145)	—	—

Net increase in net assets resulting from operations after tax	$197,320	$2,351,012	$2,971,392	$3,535,462

Net investment income per share (basic and diluted)	$0.35	$0.36	$0.31	$0.28

Net increase in net assets resulting from operations per share (basic and diluted)	$0.03	$0.30	$0.40	$0.52

Weighted average shares outstanding	8,195,337	7,848,043	7,446,092	6,741,198

Net asset value per share	$20.10	$20.40	$20.41	$20.30

	Quarter Ended December 31, 2016	Quarter Ended September 30, 2016	Quarter Ended June 30, 2016	Quarter Ended March 31, 2016
Investment income	$5,018,071	$3,456,059	$2,903,519	$2,510,128
Total expenses	2,402,654	1,873,387	1,765,906	1,436,071

Net investment income before taxes	2,615,417	1,582,672	1,137,613	1,074,057
Income taxes	—	800	—	800

Net investment income after taxes	2,615,417	1,581,872	1,137,613	1,073,257

Net realized and unrealized gains	1,738,326	1,622,872	1,883,598	115,738

Benefit/(Provision) for taxes on unrealized appreciation (depreciation) on investments	—	—	—	—

Net increase in net assets resulting from operations after tax	$4,353,743	$3,204,744	$3,021,211	$1,188,995

Net investment income per share (basic and diluted)	$0.43	$0.29	$0.23	$0.25

Net increase in net assets resulting from operations per share (basic and diluted)	$0.72	$0.58	$0.62	$0.28

Weighted average shares outstanding	6,085,231	5,510,123	4,881,504	4,276,179

Net asset value per share	$20.08	$19.77	$19.49	$19.15

Note 14. Subsequent Events

The Company’s management evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. Other than the items below, there have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the consolidated financial statements as of December 31, 2018 and for the year ended December 31, 2018.

The Company issued common shares and received gross proceeds of approximately $26 million subsequent to December 31, 2018.

CBDC Senior Loan Fund LLC (Senior Loan Fund), an unconsolidated Delaware limited liability company, was formed on September 26, 2018. On January 11, 2019, the Company, along with Masterland Enterprise Holdings Ltd. (Masterland), executed an amended and restated LLC agreement for the Senior Loan Fund. The Senior Loan Fund’s principal purpose is to make investments, either directly or indirectly through its wholly owned subsidiary, CBDC Senior Loan Sub LLC. The Senior Loan Fund is managed by a four member board of managers, on which the Company and Masterland have equal representation. Investment decisions generally must be unanimously approved by a quorum of the board of managers. The Company and Masterland have each committed to fund $40 million to the Senior Loan Fund. The Senior Loan Fund commenced investment operations in March 2019 and the Company has funded $17.5 million of its $40 million commitment.

Crescent Capital BDC, Inc.

Consolidated Statements of Assets and Liabilities

	As of September 30, 2019 (Unaudited)	As of December 31, 2018
Assets
Investments, non-controlled and non-affiliated, at fair value (cost of $668,897,266 and $500,680,681, respectively)	$658,949,946	$493,341,724
Investments, controlled and affiliated, at fair value (cost of $34,000,000 and $0, respectively)	33,332,800	—
Cash and cash equivalents	17,580,262	9,809,812
Cash denominated in foreign currency (cost of $512,135 and $580,874, respectively)	502,837	559,011
Receivable for investments sold	260,222	37,427
Interest receivable	3,614,100	1,334,535
Unrealized appreciation on foreign currency forward contracts	1,504,258	17,406
Prepaid expenses and other assets	1,205,302	20,041

Total assets	$716,949,727	$505,119,956

Liabilities
Debt (net of deferred financing costs of $3,755,009 and $1,695,193, respectively)	$319,486,427	$235,707,992
Payable for investments purchased	9,677	299,570
Distributions payable	8,015,361	5,343,316
Management fees payable — affiliate	1,249,656	963,009
Due to Advisor — affiliate	108,988	136,235
Due to Administrator — affiliate	269,162	178,461
Professional fees payable	555,723	254,929
Directors’ fees payable	141,482	62,063
Interest and other debt financing costs payable	2,986,210	1,849,983
Deferred tax liability	810,206	304,928
Accrued expenses and other liabilities	2,493,655	440,630

Total liabilities	$336,126,547	$245,541,116

Commitments and Contingencies (Note 8)

Net Assets
Preferred stock, par value $0.001 per share (10,000 shares authorized, zero outstanding, respectively)	$—	$—
Common stock, par value $0.001 per share (200,000,000 shares authorized, 19,549,661 and 13,358,289 shares issued and outstanding, respectively)	19,550	13,358
Paid-in capital in excess of par value	387,865,842	266,023,849
Distributable earnings (accumulated loss)	(7,062,212)	(6,458,367)

Total Net Assets	$380,823,180	$259,578,840

Total Liabilities and Net Assets	$716,949,727	$505,119,956

Net asset value per share	$19.48	$19.43

See accompanying notes

Crescent Capital BDC, Inc.

Consolidated Statements of Operations

(Unaudited)

	For the three months ended September 30,		For the nine months ended September 30,
	2019	2018	2019	2018
Investment Income:
From non-controlled and non-affiliated investments:
Interest income	$12,721,753	$8,363,489	$34,278,091	$22,372,435
Paid-in-kind interest	111,893	157,455	448,521	210,442
Dividend income	1,014,732	202,803	1,946,013	202,803
Other income	87,429	—	687,268	—
From controlled and affiliated investments:
Interest income	—	—	—	—
Dividend income	900,000	—	1,450,000	—
Other income	—	—	—	—

Total investment income	14,835,807	8,723,747	38,809,893	22,785,680

Expenses:
Interest and other debt financing costs	3,523,741	2,175,202	9,505,979	5,783,370
Management fees	2,517,196	1,613,388	6,567,361	4,190,174
Income incentive fees	1,375,235	731,150	3,505,968	1,847,033
Directors’ fees	72,500	72,500	217,500	217,500
Professional fees	202,297	200,097	586,702	575,177
Organization expenses	45,432	40,564	136,295	97,354
Other general and administrative expenses	565,534	471,191	1,623,451	1,369,047

Total expenses	8,301,935	5,304,092	22,143,256	14,079,655
Management and income incentive fees waived	(2,642,775)	(1,455,565)	(6,720,578)	(3,060,259)

Net expenses	5,659,160	3,848,527	15,422,678	11,019,396

Net investment income before taxes	9,176,647	4,875,220	23,387,215	11,766,284
Income and excise taxes	8,417	880	14,096	7,701

Net investment income after taxes	9,168,230	4,874,340	23,373,119	11,758,583

Net realized and unrealized gains (losses) on investments:
Net realized gain/(loss) on:
Non-controlled and non-affiliated investments	(66,039)	—	(986,615)	(219,319)
Foreign currency transactions	41,784	32,697	530,655	37,857
Net change in unrealized appreciation (depreciation) on:
Non-controlled and non-affiliated investments and foreign currency translation	(7,640,913)	(114,625)	(3,130,779)	(1,673,273)
Controlled and affiliated investments	45,360	—	(667,200)	—
Foreign currency forward contracts	1,204,871	—	1,486,852	—

Net realized and unrealized gains (losses) on investments	(6,414,937)	(81,928)	(2,767,087)	(1,854,735)
Benefit/(Provision) for taxes on unrealized appreciation (depreciation) on investments	(25,563)	11,775	(505,278)	17,274

Net increase (decrease) in net assets resulting from operations	$2,727,730	$4,804,187	$20,100,754	$9,921,122

Per Common Share Data:
Net increase in net assets resulting from operations per share (basic and diluted):	$0.15	$0.42	$1.23	$0.99
Net investment income per share (basic and diluted):	$0.49	$0.43	$1.43	$1.17
Weighted average shares outstanding (basic and diluted):	18,810,099	11,394,307	16,341,911	10,043,636

See accompanying notes

Crescent Capital BDC, Inc.

Consolidated Statements of Changes in Net Assets

(Unaudited)

	Common Stock		Paid in Capital in Excess of Par	Distributable Earnings	Total Net Assets
	Shares	Par Amount
Balance at June 30, 2018	10,341,086	$10,341	$205,880,161	$239,948	$206,130,450
Net increase (decrease) in net assets resulting from operations:
Net investment income	—	—	—	4,874,340	4,874,340
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	32,697	32,697
Net change in unrealized appreciation (depreciation) on investments, foreign currency forward contracts and foreign currency translation	—	—	—	(114,625)	(114,625)
Benefit/(Provision) for taxes on unrealized appreciation/(depreciation) on investments	—	—	—	11,775	11,775
Shareholder distributions:
Issuance of common stock	1,249,626	1,249	24,998,751	—	25,000,000
Issuance of common shares pursuant to dividend reinvestment plan	8,768	9	175,408	—	175,417
Equity offering costs	—	—	(56,747)	—	(56,747)
Distributions to shareholders	—	—	—	(4,464,639)	(4,464,639)

Total increase (decrease) for the three months ended September 30, 2018	1,258,394	1,258	25,117,412	339,548	25,458,218

Balance at September 30, 2018	11,599,480	$11,599	$230,997,573	$579,496	$231,588,668

Distributions to shareholder per share for the three months ended September 30, 2018	—	$—	$—	$0.38	$0.38

Balance at December 31, 2017	8,597,116	$8,597	$170,755,891	$2,035,501	$172,799,989
Net increase (decrease) in net assets resulting from operations:
Net investment income	—	—	—	11,758,583	11,758,583
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	(181,462)	(181,462)
Net change in unrealized appreciation (depreciation) on investments, foreign currency forward contracts and foreign currency translation	—	—	—	(1,673,273)	(1,673,273)
Benefit/(Provision) for taxes on unrealized appreciation/(depreciation) on investments	—	—	—	17,274	17,274
Shareholder distributions:
Issuance of common stock	2,983,418	2,983	59,997,017	—	60,000,000
Issuance of common shares pursuant to dividend reinvestment plan	18,946	19	380,856	—	380,875
Equity offering costs	—	—	(136,191)	—	(136,191)
Distributions to shareholders	—	—	—	(11,377,127)	(11,377,127)

Total increase (decrease) for the nine months ended September 30, 2018	3,002,364	3,002	60,241,682	(1,456,005)	58,788,679

Balance at September 30, 2018	11,599,480	$11,599	$230,997,573	$579,496	$231,588,668

Distributions to shareholders per share for nine months ended September 30, 2018	—	$—	$—	$1.08	$1.08

See accompanying notes

Crescent Capital BDC, Inc.

Consolidated Statements of Changes in Net Assets

(Unaudited)

	Common Stock		Paid in Capital in Excess of Par	Distributable Earnings	Total Net Assets
	Shares	Par Amount
Balance at June 30, 2019	16,245,796	$16,246	$322,542,604	$(1,774,581)	$320,784,269
Net increase (decrease) in net assets resulting from operations:
Net investment income	—	—	—	9,168,230	9,168,230
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	(24,255)	(24,255)
Net change in unrealized appreciation (depreciation) on investments, foreign currency forward contracts and foreign currency translation	—	—	—	(6,390,682)	(6,390,682)
Benefit/(Provision) for taxes on unrealized appreciation/(depreciation) on investments	—	—	—	(25,563)	(25,563)
Shareholder distributions:
Issuance of common stock	3,284,155	3,284	64,996,716	—	65,000,000
Issuance of common shares pursuant to dividend reinvestment plan	19,710	20	390,078	—	390,098
Equity offering costs	—	—	(63,556)	—	(63,556)
Distributions to shareholders	—	—	—	(8,015,361)	(8,015,361)

Total increase (decrease) for the three months ended September 30, 2019	3,303,865	3,304	65,323,238	(5,287,631)	60,038,911

Balance at September 30, 2019	19,549,661	$19,550	$387,865,842	$(7,062,212)	$380,823,180

Distributions to shareholder per share for the three months ended September 30, 2019	—	$—	$—	$0.41	$0.41

Balance at December 31, 2018	13,358,289	$13,358	$266,023,849	$(6,458,367)	$259,578,840
Net increase (decrease) in net assets resulting from operations:
Net investment income	—	—	—	23,373,119	23,373,119
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	(455,960)	(455,960)
Net change in unrealized appreciation (depreciation) on investments, foreign currency forward contracts and foreign currency translation	—	—	—	(2,311,127)	(2,311,127)
Benefit/(Provision) for taxes on unrealized appreciation/(depreciation) on investments	—	—	—	(505,278)	(505,278)
Shareholder distributions:
Issuance of common stock	6,138,595	6,139	120,993,861	—	121,000,000
Issuance of common shares pursuant to dividend reinvestment plan	52,777	53	1,038,800	—	1,038,853
Equity offering costs	—	—	(190,668)	—	(190,668)
Distributions to shareholders	—	—	—	(20,704,599)	(20,704,599)

Total increase (decrease) for the nine months ended September 30, 2019	6,191,372	6,192	121,841,993	(603,845)	121,244,340

Balance at September 30, 2019	19,549,661	$19,550	$387,865,842	$(7,062,212)	$380,823,180

Distributions to shareholders per share for nine months ended September 30, 2019	—	$—	$—	$1.23	$1.23

See accompanying notes

Crescent Capital BDC, Inc.

Consolidated Statements of Cash Flows

(Unaudited)

	For the nine months ended September 30, 2019	For the nine months ended September 30, 2018
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$20,100,754	$9,921,122

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments	(297,518,899)	(211,921,254)
Paid-in-kind interest income	(448,521)	(210,442)
Proceeds from sales of investments and principal repayments	97,137,734	80,725,817
Net realized (gain) loss on investments	986,615	219,319
Net change in unrealized (appreciation) depreciation on investments and foreign currency translation	3,797,979	1,673,273
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts	(1,486,852)	—
Amortization of premium and accretion of discount, net	(2,373,514)	(1,295,478)
Amortization of deferred financing costs	690,685	584,661
Change in operating assets and liabilities:
(Increase) decrease in receivable for investments sold	(222,795)	(39,836)
(Increase) decrease in interest receivable	(2,279,565)	(115,008)
(Increase) decrease in prepaid expenses and other assets	(1,185,261)	18,683
Increase (decrease) in payable for investments purchased	(289,893)	21,455,133
Increase (decrease) in management fees payable — affiliate	286,647	154,469
Increase (decrease) in income incentive fees payable — affiliate	—	(504,295)
Increase (decrease) in due to Advisor — affiliate	(27,247)	58,386
Increase (decrease) in due to Administrator — affiliate	90,701	(10,699)
Increase (decrease) in professional fees payable	300,794	101,762
Increase (decrease) in directors’ fees payable	79,419	4,750
Increase (decrease) in interest and credit facility fees and expenses payable	1,136,227	348,539
Increase (decrease) in deferred tax liability	505,278	(17,274)
Increase (decrease) in accrued expenses and other liabilities	2,053,025	(80,271)

Net cash provided by (used for) operating activities	(178,666,689)	(98,928,643)

Cash flows from financing activities:
Issuance of common stock	121,000,000	60,000,000
Financing costs paid related to revolving credit facilities	(2,750,501)	(1,602,598)
Distributions paid	(16,993,701)	(9,238,844)
Equity offering costs	(190,668)	(136,191)
Borrowings on debt	248,249,514	148,000,000
Repayments on debt	(162,946,244)	(95,000,000)

Net cash provided by (used for) financing activities	186,368,400	102,022,367

Effect of exchange rate changes on cash denominated in foreign currency	12,565	(35,983)
Net increase (decrease) in cash, cash equivalents and foreign currency	7,714,276	3,057,741
Cash, cash equivalents and foreign currency, beginning of period	10,368,823	9,270,912

Cash, cash equivalents and foreign currency, end of period	$18,083,099	$12,328,653

Supplemental and non-cash financing activities:
Cash paid during the period for interest	$7,679,067	$4,686,246
Issuance of common stock pursuant to distribution reinvestment plan	$1,038,853	$380,875
Accrued but unpaid equity offering costs	$63,556	$56,747
Accrued but unpaid distributions	$8,015,361	$4,464,640

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Investments(1)
United States
Debt Investments
Automobiles & Components
AP Exhaust Acquisition, LLC(2)(3)	Senior Secured Second Lien			05/2025	$9,072,563	$8,819,160	0.5%	$1,868,948
Auto-Vehicle Parts, LLC(2)(4)(5)	Senior Secured First Lien			01/2023	—	(5,865)	—	(580)
Auto-Vehicle Parts, LLC(2)	Senior Secured First Lien	L + 450(6)	6.52%	01/2023	4,732,136	4,682,228	1.2	4,727,565
Continental Battery Company(2)(4)	Senior Secured First Lien	L + 550(6)	7.54%	12/2022	510,000	500,469	0.1	510,000
Continental Battery Company(2)	Senior Secured First Lien	L + 550(6)	7.54%	12/2022	10,645,515	10,503,025	2.8	10,645,515
Empire Auto Parts, LLC(2)(4)(5)	Senior Secured First Lien			09/2024	—	(6,573)	—	2,494
Empire Auto Parts, LLC(2)	Senior Secured First Lien	L + 550(7)	7.63%	09/2024	4,875,000	4,785,724	1.3	4,905,400
POC Investors, LLC(2)(4)(5)	Senior Secured First Lien			11/2021	—	(7,650)	—	—
POC Investors, LLC(2)	Senior Secured First Lien	L + 550(7)	7.60%	11/2021	9,469,845	9,383,344	2.5	9,469,845

					39,305,059	38,653,862	8.4	32,129,187

Capital Goods
Alion Science and Technology Corporation	Senior Secured First Lien	L + 450(6)	6.54%	08/2021	2,984,079	2,984,079	0.8	2,993,405
Alion Science and Technology Corporation(2)	Unsecured Debt		11.00%	08/2022	6,542,905	6,431,170	1.7	6,542,905
Midwest Industrial Rubber(2)(4)	Senior Secured First Lien	L + 525(7)	7.35%	12/2021	131,250	126,961	—	131,250
Midwest Industrial Rubber(2)	Senior Secured First Lien	L + 525(7)	7.35%	12/2021	6,599,027	6,540,799	1.7	6,599,027
Potter Electric Signal Company(2)(4)	Senior Secured First Lien	P + 325(8)	8.25%	12/2022	130,725	127,105	—	128,475
Potter Electric Signal Company(2)(4)	Senior Secured First Lien	L + 425(7)	6.83%	12/2023	192,252	186,625	0.1	188,754
Potter Electric Signal Company(2)	Senior Secured First Lien	L + 425(9)	6.32%	12/2023	2,511,750	2,488,441	0.7	2,499,191

					19,091,988	18,885,180	5.0	19,083,007

Commercial & Professional Services
Allied Universal Holdco LLC(4)	Senior Secured First Lien			07/2026	—	—	—	3,588
Allied Universal Holdco LLC	Senior Secured First Lien	L + 425(7)	6.51%	07/2026	13,648,649	13,515,025	3.6	13,684,886
ASP MCS Acquisition Corp.	Senior Secured First Lien	L + 475(6)	6.79%	05/2024	5,254,063	5,235,345	0.6	2,381,851
BFC Solmetex LLC & Bonded Filter Co. LLC(2)(4)	Senior Secured First Lien	L + 625(7)	8.36%	04/2023	720,000	708,156	0.2	725,143
BFC Solmetex LLC & Bonded Filter Co. LLC(2)	Senior Secured First Lien	L + 625(7)	8.36%	09/2023	625,059	614,794	0.2	629,345
BFC Solmetex LLC & Bonded Filter Co. LLC(2)	Senior Secured First Lien	L + 625(7)	8.36%	09/2023	5,996,192	5,894,824	1.6	6,037,309
BFC Solmetex LLC & Bonded Filter Co. LLC(2)(4)(5)	Senior Secured First Lien			09/2023	—	(6,778)	—	5,829
CHA Holdings, Inc(2)	Senior Secured First Lien	L + 450(7)	6.60%	04/2025	4,866,964	4,846,807	1.3	4,859,975
CHA Holdings, Inc(2)(4)	Senior Secured First Lien	L + 450(7)	6.60%	04/2025	1,026,000	1,021,771	0.3	1,024,465
DFS Intermediate Holdings, LLC(2)(4)	Senior Secured First Lien	L + 525(6)	7.29%	03/2022	3,481,359	3,435,452	0.9	3,481,359
DFS Intermediate Holdings, LLC(2)	Senior Secured First Lien	L + 525(6)	7.34%	03/2022	8,815,375	8,720,790	2.3	8,815,375
DFS Intermediate Holdings, LLC(2)(4)	Senior Secured First Lien	L + 525(6)	7.29%	03/2022	1,643,697	1,617,070	0.4	1,643,697
GH Holding Company(2)	Senior Secured First Lien	L + 450(6)	6.54%	02/2023	1,477,500	1,472,195	0.4	1,477,500
GI Revelation Acquisition LLC	Senior Secured First Lien	L + 500(6)	7.04%	04/2025	7,414,913	7,383,032	1.9	7,130,662
Hepaco, LLC(2)(4)	Senior Secured First Lien	L + 475(6)	6.81%	08/2023	583,333	580,982	0.1	583,333
Hepaco, LLC(2)	Senior Secured First Lien	L + 475(6)	6.79%	08/2024	5,164,500	5,123,061	1.4	5,164,500
Hepaco, LLC(2)(4)	Senior Secured First Lien	L + 475(6)	6.79%	08/2024	3,988,122	3,953,020	1.0	3,988,122
Jordan Healthcare, Inc.(2)(4)	Senior Secured First Lien	L + 550(7)	7.60%	07/2022	294,000	291,410	0.1	295,621
Jordan Healthcare, Inc.(2)	Senior Secured First Lien	L + 550(7)	7.60%	07/2022	4,731,531	4,701,265	1.3	4,748,572

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
MHS Acquisition Holdings, LLC(2)	Senior Secured Second Lien	L + 875(7)	10.85%	03/2025	$8,101,633	$7,922,418	2.1%	$7,979,736
MHS Acquisition Holdings, LLC(2)(4)	Senior Secured Second Lien	L + 875(7)	10.85%	03/2025	466,576	450,900	0.1	450,750
MHS Acquisition Holdings, LLC(2)	Unsecured Debt	L + 1350 PIK(7)	13.50%	03/2026	920,442	909,890	0.2	860,142
Miraclon Corporation(2)	Senior Secured First Lien	L + 625(7)	8.54%	03/2026	4,161,529	4,042,953	1.1	4,161,529
SavATree, LLC(2)(4)(5)	Senior Secured First Lien			06/2022	—	(5,873)	—	1,766
SavATree, LLC(2)(4)	Senior Secured First Lien	L + 525(7)	7.35%	06/2022	36,000	28,671	—	38,890
SavATree, LLC(2)	Senior Secured First Lien	L + 525(7)	7.35%	06/2022	3,965,796	3,922,207	1.0	3,978,531
TecoStar Holdings, Inc.(2)	Senior Secured Second Lien	L + 850(6)	10.53%	11/2024	5,000,000	4,905,523	1.3	5,000,000
UP Acquisition Corp(2)(4)(5)	Senior Secured First Lien			05/2024	—	(23,207)	—	—
UP Acquisition Corp(2)	Senior Secured First Lien	L + 575(6)	7.79%	05/2024	4,389,000	4,306,413	1.1	4,389,000
Valet Waste Holdings, Inc.	Senior Secured First Lien	L + 400(6)	6.04%	09/2025	14,850,000	14,817,254	3.9	14,775,750
Xcentric Mold and Engineering Acquisition Company, LLC(2)	Senior Secured First Lien	L + 700 (including 100 PIK)(6)	9.07%	01/2022	5,634,223	5,579,257	1.4	5,247,220

					117,256,456	115,964,627	29.8	113,564,446

Consumer Durables & Apparel
EiKo Global, LLC(2)(4)(5)	Senior Secured First Lien			06/2023	—	(11,963)	—	—
EiKo Global, LLC(2)	Senior Secured First Lien	L + 600(7)	8.10%	06/2023	3,264,750	3,212,173	0.9	3,264,750

					3,264,750	3,200,210	0.9	3,264,750

Consumer Services
Colibri Group LLC(2)(4)(5)	Senior Secured First Lien			05/2025	—	(31,459)	—	—
Colibri Group LLC(2)(4)	Senior Secured First Lien	L + 575(7)	7.85%	05/2025	66,667	43,364	—	66,667
Colibri Group LLC(2)	Senior Secured First Lien	L + 575(6)	7.86%	05/2025	8,229,375	8,034,509	2.2	8,229,375
COP Home Services Holdings, Inc.(2)(4)(5)	Senior Secured First Lien			05/2025	—	(8,690)	—	(2,322)
COP Home Services Holdings, Inc.(2)(4)(5)	Senior Secured First Lien			05/2025	—	(9,777)	—	(3,483)
COP Home Services Holdings, Inc.(2)	Senior Secured First Lien	L + 450(7)	6.68%	05/2025	3,482,879	3,416,865	0.9	3,465,465
Counsel On Call, LLC(2)(4)	Senior Secured First Lien	L + 550(6)	7.55%	09/2022	114,286	111,791	—	114,968
Counsel On Call, LLC(2)	Senior Secured First Lien	L + 550(6)	7.54%	09/2022	3,007,485	2,985,926	0.8	3,012,612
JLL XDD, Inc.(2)	Senior Secured First Lien	L + 475(7)	6.85%	12/2023	2,139,263	2,088,491	0.6	2,139,263
Learn-It Systems, LLC(2)(4)	Senior Secured First Lien	L + 450(7)	6.60%	03/2025	62,400	1,837	—	62,400
Learn-It Systems, LLC(2)	Senior Secured First Lien	L + 450(7)	6.65%	03/2025	4,378,000	4,275,639	1.2	4,378,000
Learn-It Systems, LLC(2)(4)	Senior Secured First Lien	L + 450(7)	6.65%	03/2025	390,000	375,687	0.1	390,000
New Mountain Learning(2)(4)	Senior Secured First Lien	L + 600(7)	8.10%	03/2024	575,000	566,088	0.1	508,360
New Mountain Learning(2)	Senior Secured First Lien	L + 600(7)	8.10%	03/2024	2,210,167	2,175,690	0.5	1,964,690
Pre-Paid Legal Services, Inc.	Senior Secured First Lien	L + 325(6)	5.29%	05/2025	3,522,557	3,508,016	0.9	3,522,997
Pre-Paid Legal Services, Inc.	Senior Secured Second Lien	L + 750(6)	9.54%	05/2026	9,333,333	9,246,592	2.5	9,329,413
Teaching Strategies LLC(2)	Senior Secured First Lien	L + 600(7)	8.10%	05/2024	9,257,813	9,069,878	2.5	9,350,391
Teaching Strategies LLC(2)(4)	Senior Secured First Lien	L + 600(7)	8.10%	05/2024	182,466	170,360	—	188,758
United Language Group, Inc.(2)	Senior Secured First Lien	L + 600(6)	8.04%	12/2021	4,700,850	4,643,459	1.2	4,548,267
United Language Group, Inc.(2)	Senior Secured First Lien	L + 600(6)	8.13%	12/2021	400,000	394,344	0.1	387,017
Vistage Worldwide, Inc.	Senior Secured First Lien	L + 400(7)	6.13%	02/2025	8,489,715	8,496,387	2.2	8,454,355
Wrench Group LLC(2)(4)	Senior Secured First Lien			04/2026	—	—	—	1,920
Wrench Group LLC(2)	Senior Secured First Lien	L + 425(7)	6.36%	04/2026	4,595,961	4,552,040	1.2	4,601,706
Wrench Group LLC(2)	Senior Secured Second Lien	L + 787(10)	10.07%	04/2027	2,500,000	2,427,638	0.7	2,500,000

					67,638,217	66,534,675	17.7	67,210,819

Diversified Financials
CC SAG Acquisition Corp.(2)(4)(5)	Senior Secured First Lien			09/2025	—	(24,254)	—	(10,399)
CC SAG Acquisition Corp.(2)(4)(5)	Senior Secured First Lien			09/2025	—	(30,359)	—	(22,780)

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
CC SAG Acquisition Corp.(2)	Senior Secured First Lien	L + 525(7)	7.35%	09/2025	$7,200,000	$7,033,358	1.9%	$7,128,690

					7,200,000	6,978,745	1.9	7,095,511

Energy
BJ Services, LLC(2)	Senior Secured First Lien	L + 700(7)	9.32%	01/2023	4,937,500	4,895,378	1.3	4,937,500
BJ Services, LLC(2)(11)	Senior Secured First Lien	L + 1033(7)	12.65%	01/2023	8,393,750	8,321,063	2.2	8,393,750

					13,331,250	13,216,441	3.5	13,331,250

Food & Staples Retailing
BJH Holdings III Corp.(2)	Senior Secured First Lien	L + 575(6)	7.79%	08/2025	13,750,000	13,546,720	3.6	13,681,250
Isagenix International, LLC	Senior Secured First Lien	L + 575(7)	7.85%	04/2025	6,560,630	6,530,297	1.3	5,068,087
PetIQ, LLC(2)(12)	Senior Secured First Lien	L + 450(6)	6.54%	01/2023	15,000,000	14,857,922	3.9	14,850,000

					35,310,630	34,934,939	8.8	33,599,337

Food, Beverage & Tobacco
Mann Lake Ltd.(2)	Senior Secured First Lien	L + 500(7)	7.10%	10/2024	3,275,250	3,218,589	0.8	3,274,790
Mann Lake Ltd.(2)(4)	Senior Secured First Lien	L + 500(7)	7.10%	10/2024	672,000	656,972	0.2	671,873

					3,947,250	3,875,561	1.0	3,946,663

Health Care Equipment & Services
Abode Healthcare, Inc.(2)	Senior Secured First Lien	L + 425(7)	6.39%	08/2025	4,800,000	4,705,222	1.2	4,728,000
Abode Healthcare, Inc.(2)(4)	Senior Secured First Lien	L + 425(7)	6.39%	08/2025	287,500	264,857	0.1	270,250
Ameda, Inc.(2)	Senior Secured First Lien	L + 700(6)	9.02%	09/2022	2,558,497	2,528,102	0.7	2,497,640
Ameda, Inc.(2)(4)	Senior Secured First Lien	L + 700(6)	9.04%	09/2022	187,500	184,189	0.1	180,364
Avalign Technologies, Inc.(2)	Senior Secured First Lien	L + 450(7)	6.60%	12/2025	17,051,598	16,894,983	4.5	16,966,340
Carestream Health, Inc.(12)	Senior Secured Second Lien	L + 950(6)	11.54%	06/2021	154,612	154,612	—	148,427
Centauri Health Solutions, Inc.	Senior Secured First Lien	L + 475(2)(6)	6.79%	01/2022	893,250	882,496	0.2	902,182
Centauri Health Solutions, Inc.(2)(4)(5)	Senior Secured First Lien			01/2022	—	(9,810)	—	15,750
Centauri Health Solutions, Inc.(2)	Senior Secured First Lien	L + 475(6)	6.79%	01/2022	14,581,926	14,404,865	3.9	14,727,746
Clarkson Eyecare, LLC(2)	Senior Secured First Lien	L + 625(7)	8.37%	04/2021	9,035,294	8,864,002	2.3	8,899,765
Clarkson Eyecare, LLC(2)	Senior Secured First Lien	L + 625(7)	8.39%	04/2021	5,964,706	5,849,193	1.5	5,875,235
CRA MSO, LLC(2)(4)(5)	Senior Secured First Lien			12/2023	—	(9,632)	—	—
CRA MSO, LLC(2)	Senior Secured First Lien	L + 475(6)	6.80%	12/2023	1,240,625	1,219,528	0.3	1,240,625
ExamWorks Group, Inc.(2)	Senior Secured Second Lien	L + 725(6)	9.29%	07/2024	5,735,294	5,615,593	1.5	5,762,789
GrapeTree Medical Staffing, LLC(2)(4)(5)	Senior Secured First Lien			10/2022	—	(4,804)	—	—
GrapeTree Medical Staffing, LLC(2)	Senior Secured First Lien	L + 500(6)	7.04%	10/2022	1,666,000	1,647,091	0.4	1,666,000
MDVIP, Inc.	Senior Secured First Lien	L + 425(6)	6.29%	11/2024	9,683,757	9,683,757	2.5	9,623,234
NMN Holdings III Corp.(2)(4)(5)	Senior Secured Second Lien			11/2026	—	(22,245)	—	—
NMN Holdings III Corp.(2)	Senior Secured Second Lien	L + 775(6)	9.78%	11/2026	7,222,222	7,021,932	1.9	7,222,222
NMSC Holdings, Inc.(2)	Senior Secured Second Lien	L + 1000(7)	12.26%	10/2023	4,307,480	4,195,965	1.1	4,268,000
Omni Ophthalmic Management Consultants, LLC(2)(4)(5)	Senior Secured First Lien			09/2021	—	(11,334)	—	—
Omni Ophthalmic Management Consultants, LLC(2)(4)(5)	Senior Secured First Lien			09/2021	—	(9,779)	—	—
Omni Ophthalmic Management Consultants, LLC(2)	Senior Secured First Lien	L + 525(6)	7.30%	09/2021	6,965,000	6,874,611	1.8	6,965,000
Professional Physical Therapy(2)	Senior Secured First Lien	L + 675 (including 75 PIK)(7)	8.85%	12/2022	8,908,688	8,549,213	1.9	7,369,267
PT Network, LLC(2)(4)(5)	Senior Secured First Lien			11/2021	—	(866)	—	(13,567)
PT Network, LLC(2)	Senior Secured First Lien	L + 750 (including 200 PIK)(7)	9.80%	11/2021	4,703,265	4,692,787	1.2	4,543,747
Safco Dental Supply, LLC(2)(4)(5)	Senior Secured First Lien			06/2025	—	(9,978)	—	—

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Safco Dental Supply, LLC(2)	Senior Secured First Lien	L + 550(6)	7.53%	06/2025	$5,397,446	$5,306,750	1.4%	$5,397,446
Smile Brands, Inc.(2)(4)	Senior Secured First Lien	L + 450(7)	4.50%	10/2023	45,000	42,600	—	43,500
Smile Brands, Inc.(2)(4)	Senior Secured First Lien	L + 450(10)	6.70%	10/2024	379,115	372,454	0.1	375,123
Smile Brands, Inc.(2)	Senior Secured First Lien	L + 450(10)	6.70%	10/2024	2,084,250	2,066,237	0.6	2,073,829
Smile Doctors LLC(2)(4)	Senior Secured First Lien	L + 600(7)	8.10%	10/2022	77,083	76,418	—	80,167
Smile Doctors LLC(2)(4)	Senior Secured First Lien	L + 600(7)	6.00%	10/2022	1,379,416	1,376,698	0.4	1,398,280
Smile Doctors LLC(2)	Senior Secured First Lien	L + 600(7)	8.10%	10/2022	3,181,092	3,152,016	0.9	3,212,903
Unifeye Vision Partners(2)(4)(5)	Senior Secured First Lien			09/2025	—	(30,250)	—	(30,263)
Unifeye Vision Partners(2)	Senior Secured First Lien	L + 500(7)	7.13%	09/2025	5,400,000	5,292,720	1.4	5,346,419
Unifeye Vision Partners(2)(4)	Senior Secured First Lien	L + 500(7)	7.13%	09/2025	226,667	192,946	0.1	209,798
Upstream Rehabilition, Inc.(2)(4)(5)	Senior Secured First Lien			01/2024	—	(710)	—	(291)
Upstream Rehabilition, Inc.(2)	Senior Secured First Lien	L + 400(6)	6.04%	01/2024	2,107,722	2,099,857	0.6	2,104,652
Zest Acquisition Corp.	Senior Secured First Lien	L + 350(7)	5.68%	03/2025	8,852,195	8,852,916	2.2	8,372,672

					135,077,200	132,955,202	34.8	132,443,251

Household & Personal Products
Tranzonic(2)(4)(5)	Senior Secured First Lien			03/2023	—	(3,834)	—	483
Tranzonic(2)	Senior Secured First Lien	L + 475(6)	6.86%	03/2023	3,917,289	3,887,496	1.0	3,920,731

					3,917,289	3,883,662	1.0	3,921,214

Insurance
Comet Acquisition, Inc.	Senior Secured Second Lien	L + 750(7)	9.62%	10/2026	4,632,123	4,621,453	1.2	4,608,962
Integrity Marketing Acquisition, LLC(2)(4)(5)	Senior Secured First Lien			08/2025	—	(49,754)	—	(7,047)
Integrity Marketing Acquisition, LLC(2)(4)(5)	Senior Secured First Lien			08/2025	—	(101,039)	—	(41,072)
Integrity Marketing Acquisition, LLC(2)	Senior Secured First Lien	L + 575(7)	7.88%	08/2025	13,009,031	12,687,873	3.4	12,943,986
Integro Parent Inc.(2)(12)	Senior Secured First Lien	L + 575(7)	7.87%	10/2022	481,392	476,766	0.1	468,154
Integro Parent Inc.(2)(12)	Senior Secured Second Lien	L + 925(6)	11.29%	10/2023	380,282	376,404	0.1	380,282
Integro Parent Inc.(2)(12)	Senior Secured Second Lien	L + 925(7)	11.37%	10/2023	2,915,493	2,879,839	0.8	2,915,493

					21,418,321	20,891,542	5.6	21,268,758

Materials
Kestrel Parent, LLC(2)(4)(5)	Senior Secured First Lien			11/2023	—	(17,928)	—	—
Kestrel Parent, LLC(2)	Senior Secured First Lien	L + 600(6)	8.04%	11/2025	6,757,090	6,604,531	1.8	6,757,090
Maroon Group, LLC(2)(4)	Senior Secured First Lien	L + 675(6)	8.86%	08/2022	98,000	95,630	—	98,000
Maroon Group, LLC(2)	Senior Secured First Lien	L + 675(13)	8.85%	08/2022	1,250,000	1,241,537	0.3	1,250,000
Maroon Group, LLC(2)	Senior Secured First Lien	L + 675(7)	8.85%	08/2022	2,718,691	2,698,448	0.7	2,718,691

					10,823,781	10,622,218	2.8	10,823,781

Media
Hoya Midco, LLC(2)	Senior Secured Second Lien	L + 875(6)	10.79%	06/2025	540,540	515,244	0.1	545,946

Pharmaceuticals, Biotechnology & Life Sciences
Trinity Partners, LLC(2)(4)(5)	Senior Secured First Lien			02/2023	—	(6,107)	—	—
Trinity Partners, LLC(2)	Senior Secured First Lien	L + 500(6)	7.05%	02/2023	3,753,485	3,712,850	1.0	3,753,485

					3,753,485	3,706,743	1.0	3,753,485

Retailing
Slickdeals Holdings, LLC(2)(4)(5)	Senior Secured First Lien			06/2023	—	(14,787)	—	—
Slickdeals Holdings, LLC(2)	Senior Secured First Lien	L + 625(7)	8.28%	06/2024	14,762,746	14,360,086	3.9	14,762,746
Strategic Partners, Inc.(2)	Senior Secured First Lien	L + 375(6)	5.79%	06/2023	6,338,595	6,328,393	1.6	6,346,518

					21,101,341	20,673,692	5.5	21,109,264

Software & Services
Affinitiv, Inc.(2)(4)(5)	Senior Secured First Lien			08/2024	—	(14,582)	—	—

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Affinitiv, Inc.(2)	Senior Secured First Lien	L + 525(7)	7.38%	08/2024	$6,500,000	$6,388,112	1.7%	$6,500,000
Ansira Partners, Inc.(2)(4)	Senior Secured First Lien	L + 575(6)	7.79%	12/2022	627,832	623,739	0.2	625,458
Ansira Partners, Inc.(2)	Senior Secured First Lien	L + 575(6)	7.79%	12/2022	6,884,325	6,843,766	1.8	6,867,114
Avaap USA LLC(2)	Senior Secured First Lien	L + 525(6)	7.29%	03/2023	348,250	342,784	0.1	351,733
Avaap USA LLC(2)(4)(5)	Senior Secured First Lien			03/2023	—	(4,861)	—	3,500
Avaap USA LLC(2)	Senior Secured First Lien	L + 525(6)	7.34%	03/2023	3,817,250	3,753,310	1.0	3,855,422
Benesys, Inc.(2)(4)(5)	Senior Secured First Lien			10/2024	—	(1,879)	—	(1,690)
Benesys, Inc.(2)	Senior Secured First Lien	L + 425(6)	6.30%	10/2024	1,435,750	1,417,153	0.4	1,419,571
C-4 Analytics, LLC(2)(4)(5)	Senior Secured First Lien			08/2023	—	(6,810)	—	—
C-4 Analytics, LLC(2)	Senior Secured First Lien	L + 450(6)	6.54%	08/2023	10,339,000	10,213,534	2.7	10,339,000
CAT Buyer, LLC(2)(4)(5)	Senior Secured First Lien			04/2024	—	(7,041)	—	(722)
CAT Buyer, LLC(2)	Senior Secured First Lien	L + 550(6)	7.55%	04/2024	3,591,150	3,517,662	0.9	3,583,737
Claritas, LLC(2)	Senior Secured First Lien	L + 600(7)	8.10%	12/2023	1,128,438	1,118,219	0.3	1,128,438
Claritas, LLC(2)(4)	Senior Secured First Lien	L + 600(6)	8.04%	12/2023	82,500	79,837	—	82,500
List Partners, Inc.(2)(4)(5)	Senior Secured First Lien			01/2023	—	(8,976)	—	13,496
List Partners, Inc.(2)	Senior Secured First Lien	L + 500(6)	7.02%	01/2023	4,634,625	4,570,387	1.2	4,679,303
Mediaocean LLC	Senior Secured First Lien	L + 425(6)	6.30%	08/2022	6,723,968	6,697,002	1.8	6,768,784
Ontario Systems, LLC(2)(4)(5)	Senior Secured First Lien			08/2025	—	(4,941)	—	(4,943)
Ontario Systems, LLC(2)(4)(5)	Senior Secured First Lien			08/2025	—	(5,435)	—	(10,874)
Ontario Systems, LLC(2)	Senior Secured First Lien	L + 550(6)	7.62%	08/2025	3,250,000	3,217,812	0.9	3,217,872
Perforce Software, Inc.	Senior Secured First Lien	L + 450(6)	6.54%	07/2026	12,500,000	12,438,988	3.3	12,513,000
Ruffalo Noel Levitz, LLC(2)(4)(5)	Senior Secured First Lien			05/2022	—	(3,532)	—	(1,500)
Ruffalo Noel Levitz, LLC(2)	Senior Secured First Lien	L + 600(10)	8.10%	05/2022	2,537,250	2,506,486	0.7	2,524,564
SMS Systems Maintenance Services, Inc.(2)(3)	Senior Secured Second Lien			10/2024	13,718,478	12,566,626	1.7	6,551,302
Transportation Insight, LLC(2)(4)(5)	Senior Secured First Lien			12/2024	—	(6,292)	—	(3,750)
Transportation Insight, LLC(2)(4)	Senior Secured First Lien	L + 450(6)	6.54%	12/2024	537,500	526,931	0.1	531,050
Transportation Insight, LLC(2)	Senior Secured First Lien	L + 450(6)	6.54%	12/2024	5,207,400	5,162,417	1.4	5,181,363
Winxnet Holdings LLC(2)(4)(5)	Senior Secured First Lien			06/2023	—	(2,991)	—	(8,923)
Winxnet Holdings LLC(2)(4)	Senior Secured First Lien	L + 600(6)	8.02%	06/2023	80,000	74,011	—	71,077
Winxnet Holdings LLC(2)	Senior Secured First Lien	L + 600(6)	8.02%	06/2023	1,975,000	1,944,020	0.5	1,930,944

					85,918,716	83,935,456	20.7	78,706,826

Technology Hardware & Equipment
Onvoy, LLC(2)	Senior Secured Second Lien	L + 1050(6)	12.54%	02/2025	2,635,052	2,538,017	0.6	2,171,316

Transportation
Pilot Air Freight, LLC(2)	Senior Secured First Lien	L + 525(6)	7.29%	10/2022	5,431,003	5,404,483	1.5	5,431,003
Pilot Air Freight, LLC(2)(4)	Senior Secured First Lien	L + 525(6)	7.29%	10/2022	1,211,519	1,211,519	0.3	1,211,519
Pilot Air Freight, LLC(2)(4)(5)	Senior Secured First Lien			07/2024	—	(4,815)	—	—
Pilot Air Freight, LLC(2)(4)(5)	Senior Secured First Lien			07/2024	—	(401)	—	—

					6,642,522	6,610,786	1.8	6,642,522

Total Debt Investments United States					$598,173,847	$588,576,802	150.9%	$574,611,333

Equity Investments
Automobiles & Components
AP Centric(2)(14)	Common Stock				927	927,437	—	—

Capital Goods
Alion Science and Technology Corporation(2)(14)	Common Stock				745,504	766,483	0.3	1,127,722

Commercial & Professional Services
MHS Acquisition Holdings, LLC(2)(14)	Common Stock				913	912,639	0.2	667,345

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
MHS Acquisition Holdings, LLC(2)(14)	Preferred Stock				$20	$19,794	—%	$—
TecoStar Holdings, Inc.(2)(14)	Common Stock				500,000	500,000	0.2	800,795
Universal Services Equity Investments(2)(14)	Common Stock				1,000,000	1,000,000	0.7	2,892,118
USAGM HoldCo LLC(2)(14)	Common Stock				346,956	558,223	0.3	1,003,438

					1,847,889	2,990,656	1.4	5,363,696

Consumer Services
Green Wrench Acquisition, LLC(2)(14)	Common Stock				3,906	390,602	0.1	390,602
Legalshield(2)(14)	Common Stock				424	423,695	0.2	812,168
Wrench Group Holdings, LLC(2)(14)	Common Stock, Class A				1,094	109,398	—	109,398

					5,424	923,695	0.3	1,312,168

Diversified Financials
CBDC Senior Loan Fund LLC(2)(4)(12)(15)(16)	Partnership Interest				34,000,000	34,000,000	8.8	33,332,800
Gacp II LP(2)(12)(16)	Partnership Interest				25,000,000	25,000,000	6.7	25,701,850

					59,000,000	59,000,000	15.5	59,034,650

Health Care Equipment & Services
ExamWorks Group, Inc.(2)(14)	Common Stock				7,500	750,000	0.3	1,298,876
MDVIP, Inc.(2)(14)	Common Stock				46,807	666,667	0.2	921,257
NMN Holdings LP(2)(14)	Common Stock				11,111	1,111,111	0.3	1,074,715
PT Network, LLC(2)(14)	Common Stock				1	—	—	—

					65,419	2,527,778	0.8	3,294,848

Insurance
Integrity Marketing Acquisition, LLC(2)(14)	Common Stock				619,562	648,199	0.2	648,199
Integrity Marketing Acquisition, LLC(2)(14)	Preferred Stock				1,247	1,212,258	0.3	1,226,828
Integro Parent Inc.(2)(12)(14)	Common Stock				4,468	454,072	0.2	832,975

					625,277	2,314,529	0.7	2,708,002

Materials
Kestrel Upperco, LLC(2)(14)	Common Stock, Class A				41,791	208,955	0.1	219,608

Media
Vivid Seats Ltd.(2)(14)	Common Stock				608,108	608,108	0.2	825,343
Vivid Seats Ltd.(2)(14)	Preferred Stock				1,891,892	1,891,892	0.7	2,487,047

					2,500,000	2,500,000	0.9	3,312,390

Retailing
Slickdeals Holdings, LLC(2)(14)	Common Stock				109	1,090,911	0.3	1,243,129

Software & Services
SMS Systems Maintenance Services, Inc.(2)(14)	Common Stock				1,142,789	1,144,520	—	—

Technology Hardware & Equipment
Onvoy, LLC(2)(14)	Common Stock, Class A				3,649	364,948	0.1	254,126
Onvoy, LLC(2)(14)	Common Stock, Class B				2,536	—	—	—

					6,185	364,948	0.1	254,126

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Total Equity Investments United States					$65,981,314	$74,759,912	20.4%	$77,870,339

Total United States						$663,336,714	171.3%	$652,481,672

Canada
Debt Investments
Software & Services
Corel Corp.(12)	Senior Secured First Lien	L + 500(17)	7.09%	06/2026	$12,500,000	11,887,578	3.2	12,140,625

Total Debt Investments Canada					$12,500,000	$11,887,578	3.2%	$12,140,625

Total Canada						$11,887,578	3.2%	$12,140,625

France
Debt Investments
Technology Hardware & Equipment
Parkeon, Inc.(12)	Senior Secured First Lien	E + 475(18)	4.75%	04/2023	€1,994,499	2,127,290	0.6	2,182,557

Total Debt Investments France					€1,994,499	$2,127,290	0.6%	$2,182,557

Total France						$2,127,290	0.6%	$2,182,557

United Kingdom
Debt Investments
Commercial & Professional Services
Crusoe Bidco Limited(2)(12)	Senior Secured First Lien	L + 625(19)	7.01%	12/2025	£6,067,416	7,395,426	2.0	7,476,874
Crusoe Bidco Limited(2)(4)(12)	Senior Secured First Lien			12/2025	—	—	—	—

					6,067,416	7,395,426	2.0	7,476,874

Total Debt Investments United Kingdom					£6,067,416	$7,395,426	2.0%	$7,476,874

Total United Kingdom						$7,395,426	2.0%	$7,476,874

Netherlands
Debt Investments
Pharmaceuticals, Biotechnology & Life Sciences
PharComp Parent B.V.(2)(4)(5)(12)	Senior Secured First Lien			02/2025	€—	—	—	—
PharComp Parent B.V.(2)(11)(12)	Senior Secured First Lien	E + 650(18)	6.50%	02/2026	6,909,804	7,616,658	2.0	7,533,067

					6,909,804	7,616,658	2.0	7,533,067

Total Debt Investments Netherlands					€6,909,804	$7,616,658	2.0%	$7,533,067

Total Netherlands						$7,616,658	2.0%	$7,533,067

Belgium
Debt Investments
Commercial & Professional Services
MIR Bidco SA(2)(12)	Senior Secured First Lien	E + 625(18)	6.25%	03/2026	€9,507,204	10,441,122	2.7	10,364,753

Total Debt Investments Belgium					€9,507,204	$10,441,122	2.7%	$10,364,753

Equity Investments
Commercial & Professional Services
MIR Bidco SA(2)(12)(14)	Common Stock				€921	1,035	—	1,129
MIR Bidco SA(2)(12)(14)	Preferred Stock				81,384	$91,443	—%	$102,069

					82,305	92,478	—	103,198

Total Equity Investments Belgium					82,305	$92,478	—%	$103,198

Total Belgium						$10,533,600	2.7%	$10,467,951

Total Investments						$702,897,266	181.8%	$692,282,746

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

*

The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”), Prime (“P”) or EURIBOR (“E”) and which reset daily, monthly, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect at September 30, 2019. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.

**	Percentage is based on net assets of $380,823,180 as of September 30, 2019.
(1)

All positions held are non-controlled/non-affiliated investments, unless otherwise denoted, as defined by the Investment Company Act of 1940, as amended (“1940 Act”). Non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(2)	The fair value of the investment was determined using significant unobservable inputs. See Note 2 “Summary of Significant Accounting Policies”.
(3)	The investment is on non-accrual status as of September 30, 2019.
(4)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. See Note 8 “Commitments and Contingencies”.
(5)

The negative cost, if applicable, is the result of the capitalized discount or unfunded commitment being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount or unfunded commitment on the loan.

(6)	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of September 30, 2019 was 2.02%.
(7)	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of September 30, 2019 was 2.09%.
(8)	The interest rate on these loans is subject to the U.S. Prime rate, which as of September 30, 2019 was 5.00%.
(9)	The interest rate on these loans is subject to the greater of a LIBOR floor or 12 month LIBOR plus a base rate. The 12 month LIBOR as of September 30, 2019 was 2.03%.
(10)	The interest rate on these loans is subject to the greater of a LIBOR floor or 6 month LIBOR plus a base rate. The 6 month LIBOR as of September 30, 2019 was 2.06%.
(11)

These loans are first lien/last-out term loans. In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders whereby the loan has been allocated to “first-out” and “last-out” tranches, whereby the “first-out” tranche will have priority as to the “last-out” tranche with respect to payments of principal, interest and any amounts due thereunder. The Company holds the “last-out” tranche.

(12)

Investment is not a qualifying investment as defined under section 55 (a) of the Investment Company Act of 1940. Qualifying assets must represent at least 70% of total assets at the time of acquisition. The Company’s percentage of non-qualifying assets based on fair value was 12.29% as of September 30, 2019.

(13)	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 week LIBOR plus a base rate. The 1 week LIBOR as of September 30, 2019 was 1.91%.
(14)	Non-income producing security.
(15)

As defined in the Investment Company Act of 1940, the portfolio company is deemed to be a “controlled affiliated person” of the Company because the Company owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company. See Note 3 “Agreements and Related Party Transactions”.

(16)	This investment was valued using net asset value as a practical expedient for fair value. Consistent with FASB guidance under ASC 820, these investments are excluded from the hierarchical levels.
(17)	The interest rate on these loans is subject to the greater of a LIBOR floor or 2 month LIBOR plus a base rate. The 2 month LIBOR as of September 30, 2019 was 2.07%.
(18)	The interest rate on these loans is subject to the greater of a EURIBOR floor or 3 month EURIBOR plus a base rate. The 3 month EURIBOR as of September 30, 2019 was (0.42)%.
(19)	The interest rate on these loans is subject to the greater of a GBP LIBOR floor or 3 month GBP LIBOR plus a base rate. The 3 month GBP LIBOR as of September 30, 2019 was 0.76%.

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

Foreign Currency Exchange

Contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Wells Fargo Bank, N.A.	USD 7,974,709	GBP 5,885,394	12/01/2023	$424,506
Wells Fargo Bank, N.A.	USD 11,682,415	EUR 9,221,988	04/10/2024	551,231
Wells Fargo Bank, N.A.	USD 8,602,672	EUR 6,702,510	02/20/2024	528,521

				$1,504,258

EUR	Euro
GBP	Great British Pound
PIK	Payment In-Kind
USD	United States Dollar

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2018

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Investments(1)
United States
Debt Investments
Automobiles & Components
AP Exhaust Acquisition, LLC(2)	Senior Secured Second Lien	L + 850(3)	11.41%	05/2025	$9,072,563	$8,800,463	2.9%	$7,607,476
Auto-Vehicle Parts, LLC(2)	Senior Secured First Lien	L + 450(4)	7.01%	01/2023	4,857,500	4,795,943	1.9	4,857,500
Auto-Vehicle Parts, LLC(2)(5)(6)	Senior Secured First Lien			01/2023	—	(7,211)	—	—
Continental Battery Company(2)	Senior Secured First Lien	L + 450(4)	7.02%	12/2022	4,013,625	3,954,779	1.5	4,013,625
Continental Battery Company(2)(5)(6)	Senior Secured First Lien			12/2022	—	(11,755)	—	—
Continental Battery Company(2)(5)	Senior Secured First Lien	L + 450(4)	7.02%	12/2022	2,881,415	2,835,581	1.1	2,881,415
Empire Auto Parts, LLC(2)	Senior Secured First Lien	L + 550(3)	8.25%	09/2024	2,493,750	2,446,027	1.0	2,493,750
Empire Auto Parts, LLC(2)(5)(6)	Senior Secured First Lien			09/2024	—	(7,569)	—	—
POC Investors, LLC(2)	Senior Secured First Lien	L + 550(3)	8.32%	11/2021	6,000,204	5,939,037	2.3	6,000,204
POC Investors, LLC(2)(5)(6)	Senior Secured First Lien			11/2021	—	(6,597)	—	—

					29,319,057	28,738,698	10.7	27,853,970

Capital Goods
Alion Science and Technology Corporation	Senior Secured First Lien	L + 450(4)	7.02%	08/2021	3,000,000	3,000,000	1.2	2,998,605
Alion Science and Technology Corporation(2)	Unsecured Debt		11.00%	08/2022	6,542,905	6,407,624	2.5	6,542,905
Midwest Industrial Rubber(2)	Senior Secured First Lien	L + 550(3)	8.30%	12/2021	5,467,312	5,404,426	2.1	5,467,312
Midwest Industrial Rubber(2)(5)	Senior Secured First Lien	L + 550(3)	8.32%	12/2021	87,500	81,734	—	87,500
Potter Electric Signal Company(2)(5)	Senior Secured First Lien	P + 350(7)	9.00%	12/2022	78,750	74,289	—	76,500
Potter Electric Signal Company(2)	Senior Secured First Lien	L + 450(8)	7.27%	12/2023	2,530,875	2,503,862	1.0	2,518,220
Potter Electric Signal Company(2)(5)(6)	Senior Secured First Lien			12/2023	—	(6,939)	—	(3,500)

					17,707,342	17,464,996	6.8	17,687,542

Commercial & Professional Services
Advantage Sales & Marketing, Inc.	Senior Secured First Lien	L + 325(4)	5.77%	07/2021	820,025	820,221	0.3	728,453
Advantage Sales & Marketing, Inc.	Senior Secured Second Lien	L + 650(4)	9.02%	07/2022	500,000	501,967	0.1	396,043
Allied Universal Holdco, LLC(2)	Senior Secured Second Lien	L + 850(4)	11.02%	07/2023	750,000	717,248	0.3	723,460
ASP MCS Acquisition Corp.	Senior Secured First Lien	L + 475(4)	7.27%	05/2024	5,294,375	5,272,970	1.7	4,341,387
BFC Solmetex LLC & Bonded Filter Co. LLC(2)(5)	Senior Secured First Lien	L + 625(3)	9.05%	04/2023	150,000	135,628	0.1	157,500
BFC Solmetex LLC & Bonded Filter Co. LLC(2)	Senior Secured First Lien	L + 625(3)	9.05%	09/2023	6,671,500	6,541,771	2.5	6,738,216
BFC Solmetex LLC & Bonded Filter Co. LLC(2)(5)(6)	Senior Secured First Lien			09/2023	—	(8,049)	—	8,500
CHA Holdings, Inc(2)	Senior Secured First Lien	L + 450(3)	7.30%	04/2025	4,903,929	4,881,407	1.9	4,897,799
CHA Holdings, Inc(2)(5)(6)	Senior Secured First Lien			04/2025	—	(4,813)	—	(1,339)
DFS Intermediate Holdings, LLC(2)	Senior Secured First Lien	L + 525(4)	7.77%	03/2022	8,887,200	8,766,354	3.4	8,887,200
DFS Intermediate Holdings, LLC(2)(5)	Senior Secured First Lien	L + 525(4)	7.77%	03/2022	3,618,977	3,529,500	1.4	3,618,977
GH Holding Company(2)	Senior Secured First Lien	L + 450(4)	7.02%	02/2023	1,488,750	1,482,380	0.6	1,488,750

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2018

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
GI Revelation Acquisition LLC	Senior Secured First Lien	L + 500(4)	7.52%	04/2025	$7,471,228	$7,435,645	2.8%	$7,368,499
Hepaco, LLC(2)(5)(6)	Senior Secured First Lien			08/2023	—	(3,286)	—	—
Hepaco, LLC(2)	Senior Secured First Lien	L + 475(4)	7.27%	08/2024	5,204,250	5,157,182	2.0	5,204,250
Hepaco, LLC(2)(5)	Senior Secured First Lien	L + 475(4)	7.21%	08/2024	3,433,020	3,392,304	1.3	3,433,020
Jordan Healthcare Inc.(2)	Senior Secured First Lien	L + 550(3)	8.30%	07/2022	4,062,476	4,030,903	1.6	4,062,476
Jordan Healthcare Inc.(2)(5)	Senior Secured First Lien	L + 550 (3)	8.30%	07/2022	705,218	694,965	0.3	705,218
Jordan Healthcare, Inc.(2)(5)	Senior Secured First Lien	L + 550(3)	8.30%	07/2022	90,000	86,709	—	90,000
MHS Acquisition Holdings, LLC(2)	Senior Secured Second Lien	L + 875(3)	11.55%	03/2025	8,101,633	7,905,202	2.9	7,605,814
MHS Acquisition Holdings, LLC(2)(5)	Senior Secured Second Lien	L + 875(3)	11.55%	03/2025	466,576	448,746	0.2	402,206
MHS Acquisition Holdings, LLC(2)	Unsecured Debt	L +1350 PIK(3)	13.50%	03/2026	624,285	615,675	0.2	540,006
MHS Acquisition Holdings, LLC(2)	Unsecured Debt	L + 1350 PIK(3)	13.50%	03/2026	208,011	205,222	0.1	179,930
SavATree, LLC(2)(5)	Senior Secured First Lien	P + 425(7)	9.75%	06/2022	195,545	190,769	0.1	195,545
SavATree, LLC(2)	Senior Secured First Lien	L + 525(3)	8.05%	06/2022	3,646,625	3,596,594	1.4	3,646,625
SavATree, LLC(2)(5)(6)	Senior Secured First Lien			06/2022	—	(7,518)	—	—
TecoStar Holdings, Inc.(2)	Senior Secured Second Lien	L + 850(4)	10.89%	11/2024	5,000,000	4,895,359	1.9	5,032,782
USAGM HoldCo LLC	Senior Secured Second Lien	L + 850(4)	11.02%	07/2023	10,000,000	9,733,031	3.7	9,525,000
USAGM HoldCo LLC(2)	Senior Secured Second Lien		11.00%	07/2023	2,380,952	2,342,426	0.9	2,296,699
Valet Waste Holdings, Inc.	Senior Secured First Lien	L + 400(4)	6.52%	09/2025	14,962,500	14,926,164	5.7	14,700,656
Xcentric Mold and Engineering Acquisition Company, LLC(2)	Senior Secured First Lien	L + 550(4)	7.88%	01/2022	4,961,625	4,897,993	1.9	4,986,433
Xcentric Mold and Engineering Acquisition Company, LLC(2)(5)	Senior Secured First Lien	L + 550(4)	7.88%	01/2022	612,500	604,082	0.2	616,000

					105,211,200	103,784,751	39.5	102,576,105

Consumer Durables & Apparel
EiKo Global, LLC(2)	Senior Secured First Lien	L + 600(3)	8.80%	06/2023	2,487,500	2,442,612	0.9	2,487,500
EiKo Global, LLC(2)(5)	Senior Secured First Lien	L + 600(3)	8.80%	06/2023	135,000	127,055	0.1	135,000

					2,622,500	2,569,667	1.0	2,622,500

Consumer Services
Counsel On Call, LLC(2)	Senior Secured First Lien	L + 550(4)	8.03%	09/2022	2,731,125	2,706,868	1.1	2,758,436
Counsel On Call, LLC(2)(5)(6)	Senior Secured First Lien			09/2022	—	(3,134)	—	4,000
Counsel On Call, LLC(2)(5)	Senior Secured First Lien	L + 550(4)	8.03%	09/2022	299,247	295,490	0.1	303,739
Iconic Group, Inc.(2)	Senior Secured First Lien	L + 500(4)	7.51%	05/2024	1,093,661	1,083,587	0.4	1,093,661
Iconic Group, Inc.(2)(5)(6)	Senior Secured First Lien			05/2024	—	(2,261)	—	—
Learn-It Systems, LLC(2)	Senior Secured First Lien	L + 525(4)	7.78%	07/2023	4,242,384	4,182,523	1.6	4,242,384
Learn-It Systems, LLC(2)(5)	Senior Secured First Lien	L + 525(4)	7.78%	07/2023	120,000	115,889	—	120,000
New Mountain Learning(2)	Senior Secured First Lien	L + 550(3)	8.30%	03/2024	2,217,583	2,178,153	0.8	2,077,413
New Mountain Learning(2)(5)(6)	Senior Secured First Lien			03/2024	—	(10,407)	—	(37,925)
NS Intermediate Holdings, LLC(2)	Senior Secured First Lien	L + 500(4)	7.52%	09/2021	3,152,852	3,118,298	1.2	3,152,852
NS Intermediate Holdings, LLC(2)(5)(6)	Senior Secured First Lien			09/2021	—	(2,398)	—	—
Pre-Paid Legal Services, Inc.	Senior Secured First Lien	L + 300(4)	5.52%	05/2025	3,630,548	3,613,866	1.4	3,562,475
Pre-Paid Legal Services, Inc.	Senior Secured Second Lien	L + 750(4)	10.02%	05/2026	7,301,075	7,233,544	2.8	7,209,812
SkillSoft Corporation	Senior Secured First Lien	L + 475(4)	7.27%	04/2021	964,694	956,074	0.3	785,821
Teaching Strategies LLC(2)	Senior Secured First Lien	L + 600(3)	8.80%	05/2024	9,328,125	9,114,470	3.6	9,328,125
Teaching Strategies LLC(2)(5)(6)	Senior Secured First Lien			05/2024	—	(14,065)	—	—

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2018

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
United Language Group, Inc.(2)	Senior Secured First Lien	L + 500(4)	7.52%	12/2021	$4,736,625	$4,660,897	1.8%	$4,736,625
United Language Group, Inc.(2)(5)	Senior Secured First Lien	L + 500(4)	7.52%	12/2021	360,000	352,400	0.1	360,000
Vistage Worldwide, Inc.(2)	Senior Secured First Lien	L + 400(4)	6.46%	02/2025	8,554,358	8,561,675	3.2	8,426,042
Wrench Group LLC(2)(5)(6)	Senior Secured First Lien			12/2023	—	(4,397)	—	—
Wrench Group LLC(2)	Senior Secured First Lien	L + 450(9)	7.12%	12/2024	4,715,055	4,671,635	1.9	4,715,055
Wrench Group LLC(2)(5)(6)	Senior Secured First Lien			12/2024	—	(1,341)	—	—

					53,447,332	52,807,366	20.3	52,838,515

Diversified Financials
Vanguard Holdings Corp.(2)	Senior Secured First Lien	L + 550(4)	8.02%	09/2023	11,820,375	11,595,080	4.5	11,820,375
Vanguard Holdings Corp.(2)(5)(6)	Senior Secured First Lien			09/2023	—	(13,533)	—	—
Vanguard Holdings Corp.(2)(5)	Senior Secured First Lien	L + 550(4)	8.02%	09/2023	964,083	939,725	0.4	964,083

					12,784,458	12,521,272	4.9	12,784,458

Energy
Murray Energy Corporation	Senior Secured First Lien	L + 725(3)	9.78%	10/2022	347,952	339,353	0.1	296,629

Food & Staples Retailing
Isagenix International, LLC	Senior Secured First Lien	L + 575(3)	8.55%	06/2025	6,825,000	6,789,139	2.6	6,637,313

Food, Beverage & Tobacco
Mann Lake Ltd.(5)	Senior Secured First Lien	L + 500(4)	7.52%	10/2024	210,000	192,731	0.1	210,000
Mann Lake Ltd.(2)	Senior Secured First Lien	L + 500(4)	7.52%	10/2024	3,300,000	3,236,078	1.3	3,300,000

					3,510,000	3,428,809	1.4	3,510,000

Health Care Equipment & Services
Ameda, Inc.(2)	Senior Secured First Lien	L + 700(4)	9.51%	09/2022	2,616,875	2,579,200	1.0	2,555,418
Ameda, Inc.(2)(5)	Senior Secured First Lien	L + 700(4)	9.51%	09/2022	187,500	183,363	0.1	180,455
Avalign Technologies, Inc.(2)	Senior Secured First Lien	L + 450(4)	6.98%	12/2025	15,000,000	14,850,281	5.7	14,887,500
Beaver-Visitec International, Inc.(2)(10)	Senior Secured First Lien	L + 400(9)	6.62%	08/2023	11,360,792	11,299,272	4.3	11,289,787
Carestream Health, Inc.	Senior Secured First Lien	L + 575(4)	8.27%	02/2021	214,464	214,501	0.1	209,424
Carestream Health, Inc.	Senior Secured Second Lien	L + 950(4)	12.02%	06/2021	154,612	154,612	0.1	154,290
CDRH Parent, Inc.	Senior Secured First Lien	L + 425(3)	7.01%	07/2021	361,471	362,976	0.1	327,697
Centauri Health Solutions, Inc.(2)	Senior Secured First Lien	L + 575(4)	8.27%	01/2022	13,431,794	13,234,266	5.3	13,566,112
Centauri Health Solutions, Inc.(2)(5)(6)	Senior Secured First Lien			01/2022	—	(12,950)	—	15,750
CRA MSO, LLC(2)(5)(6)	Senior Secured First Lien			12/2023	—	(11,341)	—	(11,908)
CRA MSO, LLC(2)	Senior Secured First Lien	L + 475(4)	7.21%	12/2023	1,250,000	1,225,573	0.5	1,237,596
ExamWorks Group, Inc.(2)	Senior Secured Second Lien	L + 725(4)	9.77%	07/2024	5,735,294	5,601,303	2.2	5,735,294
GrapeTree Medical Staffing, LLC(2)	Senior Secured First Lien	L + 500(4)	7.52%	10/2022	1,678,750	1,655,597	0.7	1,690,022
GrapeTree Medical Staffing, LLC(2)(5)(6)	Senior Secured First Lien			10/2022	—	(5,982)	—	3,022
Ivory Merger Sub, Inc.	Senior Secured First Lien	L + 350(4)	5.95%	03/2025	8,919,598	8,920,109	3.3	8,562,814
MDVIP, Inc.(2)	Senior Secured First Lien	L + 425(4)	6.75%	11/2024	9,757,679	9,757,679	3.7	9,696,694
NMN Holdings III Corp.(2)(5)(6)	Senior Secured Second Lien			11/2026	—	(24,581)	—	—
NMN Holdings III Corp.(2)	Senior Secured Second Lien	L + 775(4)	10.18%	11/2026	7,222,222	7,007,975	2.8	7,222,222
NMSC Holdings, Inc.(2)	Senior Secured Second Lien	L + 1000(8)	12.59%	10/2023	4,307,480	4,180,873	1.6	4,199,793
Professional Physical Therapy(2)	Senior Secured First Lien	L + 750 PIK(4)	9.85%	12/2022	8,609,366	8,167,277	2.4	6,299,473
PT Network, LLC(2)	Senior Secured First Lien	L + 550 (3)	7.93%	11/2021	4,698,827	4,685,091	1.7	4,513,844

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2018

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
PT Network, LLC(2)(5)	Senior Secured First Lien	P + 450(7)	10.00%	11/2021	$200,000	$198,835	0.1%	$184,253
PT Network, LLC(2)(5)(6)	Senior Secured First Lien			11/2021	—	(4,005)	—	(72,831)
Smile Brands, Inc.(2)(5)	Senior Secured First Lien	P + 350(7)	9.00%	10/2023	50,000	47,137	—	48,500
Smile Brands, Inc.(2)(5)	Senior Secured First Lien	L + 450(4)	7.13%	10/2024	200,533	192,837	0.1	196,533
Smile Brands, Inc.(2)	Senior Secured First Lien	L + 450(3)	7.13%	10/2024	2,100,000	2,079,639	0.8	2,089,500
Smile Doctors LLC(2)(5)	Senior Secured First Lien	L + 575(3)	8.56%	10/2022	296,000	295,169	0.1	299,083
Smile Doctors LLC(2)	Senior Secured First Lien	L + 575(3)	8.55%	10/2022	3,205,253	3,169,711	1.2	3,237,305
Smile Doctors LLC(2)(5)	Senior Secured First Lien	L + 575(3)	8.54%	10/2022	492,832	488,169	0.2	513,388
Upstream Rehabilition, Inc.(2)	Senior Secured First Lien	L + 425(4)	6.77%	01/2024	2,128,500	2,119,355	0.8	2,128,500
Upstream Rehabilition, Inc.(2)(5)(6)	Senior Secured First Lien			01/2024	—	(834)	—	—

					104,179,842	102,611,107	38.9	100,959,530

Household & Personal Products
Tranzonic(2)	Senior Secured First Lien	L + 475(4)	7.26%	03/2023	3,171,223	3,143,727	1.2	3,171,223
Tranzonic(2)(5)	Senior Secured First Lien	P + 375(7)	9.25%	03/2023	121,000	116,343	0.1	121,000

					3,292,223	3,260,070	1.3	3,292,223

Insurance
Comet Acquisition, Inc.	Senior Secured Second Lien	L + 750(3)	10.28%	10/2026	4,632,123	4,620,692	1.8	4,655,283
Integro Parent Inc.(2)	Senior Secured First Lien	L + 575(3)	8.46%	10/2022	485,142	479,502	0.2	486,937
Integro Parent Inc.(2)	Senior Secured Second Lien	L + 925(3)	11.96%	10/2023	2,915,493	2,874,873	1.1	2,915,493
Integro Parent Inc.(2)	Senior Secured Second Lien	L + 925(3)	12.05%	10/2023	380,282	375,693	0.1	380,282

					8,413,040	8,350,760	3.2	8,437,995

Materials
Emerald Performance Materials, LLC	Senior Secured First Lien	L + 350(4)	6.02%	08/2021	957,596	959,572	0.4	932,062
Kestrel Parent, LLC(2)(5)(6)	Senior Secured First Lien			11/2023	—	(21,182)	—	—
Kestrel Parent, LLC(2)	Senior Secured First Lien	L + 600(3)	8.41%	11/2025	6,791,045	6,623,713	2.6	6,791,045
Maroon Group, LLC(2)	Senior Secured First Lien	L + 600(3)	8.80%	08/2022	2,437,736	2,416,508	0.9	2,437,736
Maroon Group, LLC(2)(5)	Senior Secured First Lien	L + 600(3)	8.74%	08/2022	42,000	39,023	—	42,000
Maroon Group, LLC(2)(5)(6)	Senior Secured First Lien			08/2022	—	(10,633)	—	—

					10,228,377	10,007,001	3.9	10,202,843

Media
Tribune Media Company(10)	Senior Secured First Lien	L + 300(4)	5.52%	12/2020	155,650	155,962	0.1	154,969
Vivid Seats Ltd.(2)	Senior Secured Second Lien	L + 875(4)	11.27%	06/2025	540,541	512,994	0.2	551,351

					696,191	668,956	0.3	706,320

Pharmaceuticals, Biotechnology & Life Sciences
Amyris, Inc.(2)(10)	Senior Secured First Lien	P + 900(7)	14.25%	07/2021	5,000,000	4,956,238	1.9	5,000,000
Trinity Partners, LLC(2)	Senior Secured First Lien	L + 525(4)	7.78%	02/2023	3,228,979	3,186,669	1.3	3,228,979
Trinity Partners, LLC(2)(5)(6)	Senior Secured First Lien			02/2023	—	(7,452)	—	—

					8,228,979	8,135,455	3.2	8,228,979

Retailing
Slickdeals Holdings, LLC(2)(5)(6)	Senior Secured First Lien			06/2023	—	(17,777)	—	—
Slickdeals Holdings, LLC(2)	Senior Secured First Lien	L + 625(3)	9.03%	06/2024	10,854,565	10,577,699	4.2	10,854,565
Strategic Partners, Inc.(2)	Senior Secured First Lien	L + 375(4)	6.27%	06/2023	6,386,858	6,375,082	2.4	6,354,924

					17,241,423	16,935,004	6.6	17,209,489

Software & Services
Ansira Partners, Inc.(2)(5)	Senior Secured First Lien	L + 575(4)	8.27%	12/2022	236,455	231,384	0.1	234,070
Ansira Partners, Inc.(2)	Senior Secured First Lien	L + 575(4)	8.27%	12/2022	6,936,743	6,887,670	2.7	6,919,402

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2018

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Avaap USA LLC(2)	Senior Secured First Lien	L + 475(4)	7.26%	03/2023	$1,836,125	$1,804,355	0.7%	$1,836,125
Avaap USA LLC(2)(5)(6)	Senior Secured First Lien			03/2023	—	(2,954)	—	—
Avaap USA LLC(2)(5)	Senior Secured First Lien	L + 475(4)	7.26%	03/2023	61,250	55,343	—	61,250
Benesys, Inc.(2)(5)	Senior Secured First Lien	L + 425(4)	6.76%	10/2024	39,000	36,840	—	37,931
Benesys, Inc.(2)	Senior Secured First Lien	L + 425(4)	6.78%	10/2024	1,346,625	1,327,100	0.5	1,337,023
C-4 Analytics, LLC(2)	Senior Secured First Lien	L + 525(4)	7.77%	08/2023	10,418,125	10,270,886	4.1	10,522,306
C-4 Analytics, LLC(2)(5)(6)	Senior Secured First Lien			08/2023	—	(8,118)	—	6,000
List Partners, Inc.(2)	Senior Secured First Lien	L + 500(3)	7.80%	01/2023	3,717,500	3,654,847	1.4	3,754,675
List Partners, Inc.(2)(5)(6)	Senior Secured First Lien			01/2023	—	(11,032)	—	14,000
Mediaocean LLC	Senior Secured First Lien	L + 425(4)	6.78%	08/2022	8,371,719	8,328,179	3.2	8,308,931
Merrill Communications, LLC(2)	Senior Secured First Lien	L + 525(3)	7.78%	06/2022	392,087	392,898	0.2	392,087
SMS Systems Maintenance Services, Inc.(2)(11)	Senior Secured Second Lien	L + 850(4)	10.85%	10/2024	4,703,478	4,313,436	0.9	2,426,847
SMS Systems Maintenance Services, Inc.(2)(11)	Senior Secured Second Lien		10.00%	10/2024	9,015,000	8,304,363	1.7	4,462,504
Transportation Insight, LLC(2)(5)	Senior Secured First Lien	L + 450(4)	7.02%	12/2024	107,143	99,920	—	103,393
Transportation Insight, LLC(2)(5)(6)	Senior Secured First Lien			12/2024	—	(12,176)	—	(6,450)
Transportation Insight, LLC(2)	Senior Secured First Lien	L + 450(4)	7.02%	12/2024	5,246,850	5,196,293	2.0	5,220,616
Winxnet Holdings LLC(2)(5)(6)	Senior Secured First Lien			06/2023	—	(3,591)	—	—
Winxnet Holdings LLC(2)	Senior Secured First Lien	L + 600(4)	8.52%	06/2023	1,990,000	1,953,574	0.8	1,990,000
Winxnet Holdings LLC(2)(5)(6)	Senior Secured First Lien			06/2023	—	(7,185)	—	—
Zoom Information, Inc.(2)	Senior Secured First Lien	L + 600(3)(12)	8.81%	08/2022	16,600,000	16,260,731	6.5	16,766,000

					71,018,100	69,072,763	24.8	64,386,710

Technology Hardware & Equipment
Onvoy, LLC(2)	Senior Secured Second Lien	L + 1050(3)	13.30%	02/2025	2,635,052	2,529,037	0.9	2,294,995

Transportation
Pilot Air Freight, LLC(2)(5)	Senior Secured First Lien	L + 475(4)	7.27%	10/2022	1,220,722	1,220,722	0.5	1,220,722
Pilot Air Freight, LLC(2)	Senior Secured First Lien	L + 475(4)	7.27%	10/2022	5,472,251	5,439,753	2.1	5,472,251
Pilot Air Freight, LLC(2)(5)(6)	Senior Secured First Lien			07/2024	—	(6,026)	—	—

					6,692,973	6,654,449	2.6	6,692,973

Total Debt Investments United States					$464,401,041	$456,668,653	173.0%	$449,219,089

Equity Investments
Automobiles & Components
AP Centric(2)(13)	Common Stock				927	927,437	0.2	476,394

Capital Goods
Alion Science and Technology Corporation(2)(13)	Common Stock				745,504	766,483	0.3	741,183

Commercial & Professional Services
MHS Acquisition Holdings, LLC(2)(13)	Common Stock				913	912,639	0.2	551,368
TecoStar Holdings, Inc.(2)(13)	Common Stock				500,000	500,000	0.2	618,010
Universal Services Equity Investments(2)(13)	Common Stock				1,000,000	1,000,000	0.7	1,714,350
USAGM HoldCo LLC(2)(13)	Common Stock				346,956	558,223	0.4	956,990

					1,847,869	2,970,862	1.5	3,840,718

Consumer Services

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2018

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Legalshield(2)(13)	Common Stock				$527	$526,882	0.2%	$684,610

Diversified Financials
Gacp II LP(5)(10)(14)	Partnership Interest				16,861,308	16,861,308	6.6	17,178,308

Health Care Equipment & Services
ExamWorks Group, Inc.(2)(13)	Common Stock				7,500	750,000	0.5	1,190,734
MDVIP, Inc.(2)(13)	Common Stock				46,807	666,667	0.2	661,916
NMN Holdings LP(2)(13)	Common Stock				11,111	1,111,111	0.4	1,111,111

					65,418	2,527,778	1.1	2,963,761

Insurance
Integro Equity(2)(13)	Common Stock				4,468	454,072	0.2	597,124

Materials
Kestrel Upperco, LLC(2)(13)	Common Stock, Class A				41,791	208,955	0.1	208,955

Media
Vivid Seats Ltd.(2)(13)	Common Stock				608,108	608,108	0.2	567,468
Vivid Seats Ltd.(2)(13)	Preferred Stock				1,891,892	1,891,892	0.9	2,270,352

					2,500,000	2,500,000	1.1	2,837,820

Retailing
Slickdeals Holdings, LLC(2)(13)	Common Stock				109	1,090,911	0.5	1,241,478

Software & Services
SMS Systems Maintenance Services, Inc.(2)(13)	Common Stock				1,142,789	1,144,520	—	—

Technology Hardware & Equipment
Onvoy, LLC(2)(13)	Common Stock, Class A				3,649	364,948	0.1	214,700
Onvoy, LLC(2)(13)	Common Stock, Class B				2,536	—	—	—

					6,185	364,948	0.1	214,700

Total Equity Investments United States					$23,216,895	$30,344,156	11.9%	$30,985,051

Total United States						$487,012,809	184.9%	$480,204,140

France
Debt Investments
Technology Hardware & Equipment
Parkeon, Inc.(10)	Senior Secured First Lien	L + 475(15)	4.75%	04/2023	€1,994,499	2,102,500	0.9	2,275,736

Total Debt Investments France					€1,994,499	$2,102,500	0.9%	$2,275,736

Total France						$2,102,500	0.9%	$2,275,736

United Kingdom
Debt Investments
Commercial & Professional Services
Crusoe Bidco Limited(2)(10)	Senior Secured First Lien	L + 625(16)	7.27%	12/2025	£6,067,416	7,375,927	2.9	7,495,636
Crusoe Bidco Limited(2)(5)(10)	Senior Secured First Lien			12/2025	—	—	(0.1)	(150,256)

					6,067,416	7,375,927	2.8	7,345,380

Software & Services
CB-SDG Limited(2)(10)	Senior Secured First Lien	L + 650,0.50%(17)	7.30%	07/2022	£1,987,393	3,019,379	1.0	2,531,142
CB-SDG Limited(2)(5)(10)	Senior Secured First Lien	L + 650,0.50%(17)	7.30%	07/2022	773,654	1,170,066	0.4	985,326

See accompanying notes

CRESCENT CAPITAL BDC, INC.

Consolidated Schedule of Investments

December 31, 2018

	Investment Type	Spread Above Index*	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Total Debt Investments United Kingdom					£8,828,463	$11,565,372	4.2%	$10,861,848

Total United Kingdom						$11,565,372	4.2%	$10,861,848

Total Investments						$500,680,681	190.0%	$493,341,724

*

The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and which reset daily, monthly, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect at December 31, 2018. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.

**	Percentage is based on net assets of $259,578,840 as of December 31, 2018.
(1)

All positions held are non-controlled/non-affiliated investments as defined by the Investment Company Act of 1940, as amended (“1940 Act”). Non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(2)	The fair value of the investment was determined using significant unobservable inputs. See Note 2 “Summary of Significant Accounting Policies”.
(3)	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of December 31, 2018 was 2.81%.
(4)	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of December 31, 2018 was 2.50%.
(5)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. See Note 8 “Commitments and Contingencies”.
(6)

The negative cost, if applicable, is the result of the capitalized discount or unfunded commitment being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount or unfunded commitment on the loan.

(7)	The interest rate on these loans is subject to the U.S. Prime rate, which as of December 31, 2018 was 5.50%.
(8)	The interest rate on these loans is subject to the greater of a LIBOR floor or 6 month LIBOR plus a base rate. The 6 month LIBOR as of December 31, 2018 was 2.88%.
(9)	The interest rate on these loans is subject to the greater of a LIBOR floor or 2 month LIBOR plus a base rate. The 2 month LIBOR as of December 31, 2018 was 2.61%.
(10)

Investment is not a qualifying investment as defined under section 55 (a) of the Investment Company Act of 1940. Qualifying assets must represent at least 70% of total assets at the time of acquisition.

(11)	The investment is on non-accrual status as of December 31, 2018.
(12)

These loans are first lien/last-out term loans. In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders whereby the loan has been allocated to “first-out” and “last-out” tranches, whereby the “first-out” tranche will have priority as to the “last-out” tranche with respect to payments of principal, interest and any amounts due thereunder. The Company holds the “last-out” tranche.

(13)	Non-income producing securities.
(14)	This investment was valued using net asset value as a practical expedient for fair value. Consistent with FASB guidance under ASC 820, these investments are excluded from the hierarchical levels.
(15)	The interest rate on these loans is subject to the greater of a EURIBOR floor or 3 month EURIBOR plus a base rate. The 3 month EURIBOR as of December 31, 2018 was (0.31)%.
(16)	The interest rate on these loans is subject to the greater of a GBP LIBOR floor or 6 month GBP LIBOR plus a base rate. The 6 month GBP LIBOR as of December 31, 2018 was 1.03%.
(17)	The interest rate on these loans is subject to the greater of a GBP LIBOR floor or 3 month GBP LIBOR plus a base rate. The 3 month GBP LIBOR as of December 31, 2018 was 0.91%.

Foreign Currency Exchange

Contracts

Counterparty	Currency Purchased		Currency Sold		Settlement	Unrealized Appreciation (Depreciation)
Wells Fargo Bank, N.A.	USD	7,974,709	GBP	5,885,394	12/01/2023	$17,406

GBP	Great British Pound
PIK	Payment In-Kind
USD	United States Dollar

See accompanying notes

CRESCENT CAPITAL BDC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2019 (Unaudited)

Note 1. Organization and Basis of Presentation

Crescent Capital BDC, Inc. (the “Company”) was formed on February 5, 2015 (“Inception”) as a Delaware corporation structured as an externally managed, closed-end, non-diversified management investment company. The Company commenced investment operations on June 26, 2015 (“Commencement”). The Company has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has elected to be treated for U.S. federal income tax purposes as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Company is managed by Crescent Cap Advisors, LLC (the “Advisor” and formerly called CBDC Advisors, LLC through August 2019 when the legal entity name change occurred in preparation for the pending acquisition further discussed below), an investment adviser that is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. CCAP Administration LLC (the “Administrator” and formerly called CBDC Administration, LLC through August 2019 when the legal entity name change occurred in preparation for the pending acquisition further discussed below) provides the administrative services necessary for the Company to operate. Company management consists of investment and administrative professionals from the Advisor and Administrator along with the Company’s Board of Directors (the “Board”). The Advisor directs and executes the investment operations and capital raising activities of the Company subject to oversight from the Board, which sets the broad policies of the Company. The Board has delegated investment management of the Company’s investment assets to the Advisor. The Board consists of five directors, three of whom are independent.

On July 23, 2015, the Company formed CBDC Universal Equity, Inc. (the “Taxable Subsidiary”), a wholly-owned subsidiary. This subsidiary allows the Company to hold equity securities of portfolio companies organized as a pass-through entity while continuing to satisfy the requirements of a RIC under the Code. On February 25, 2016, the Company formed Crescent Capital BDC Funding, LLC (“CCAP SPV”), a Delaware limited liability company and wholly owned subsidiary. The financial statements of these two entities are consolidated into the financial statements of the Company. All intercompany balances and transactions have been eliminated.

On August 12, 2019, the Company entered into a definitive agreement to acquire Alcentra Capital Corporation in a cash and stock transaction. See Note 13. Alcentra Corporation Acquisition for more information.

The Company’s primary investment objective is to maximize the total return to the Company’s stockholders in the form of current income and capital appreciation through debt and related equity investments. The Company will seek to achieve its investment objectives by investing primarily in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured, mezzanine and subordinated debt), as well as related equity securities of private U.S. middle-market companies. The Company may purchase interests in loans or make debt investments, either (i) directly from its target companies as primary market or private credit investments (i.e., private credit transactions), or (ii) primary or secondary market bank loan or high yield transactions in the broadly syndicated “over-the-counter” market (i.e., broadly syndicated loans and bonds). Although the Company’s focus is to invest in private credit transactions, in certain circumstances it will also invest in broadly syndicated loans and bonds.

“Unitranche” loans are first lien loans that may extend deeper in a company’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority among different lenders in the unitranche loan. In certain instances, the Company may find another lender to provide the “first out” portion of such loan and retain the “last out” portion of such loan, in which case, the “first out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last out” portion that the Company would continue to hold. In exchange for the greater risk of loss, the “last out” portion earns a higher interest rate. The term “mezzanine” refers to an investment in a company that, among other factors, includes debt that generally ranks senior to a borrower’s equity securities and junior in right of payment to such borrower’s other indebtedness. The Company may make multiple investments in the same portfolio company.

Basis of Presentation

The Company’s functional currency is the United States dollar and these consolidated financial statements have been prepared in that currency. The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X.

Additionally, the accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited interim financial results included herein contain all adjustments and reclassifications that are necessary for the fair presentation of consolidated financial statements for the periods included herein. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the year ended December 31, 2019.

The Company does not consolidate its equity interest in CBDC Senior Loan Fund, LLC (the “Senior Loan Fund”). For further description of the Company’s investment in the Senior Loan Fund see Note 4. Investments.

The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that may affect the amounts reported in the consolidated financial statements and accompanying notes. These consolidated financial statements reflect adjustments that in the opinion of management are necessary for the fair statement of the results for the periods presented. Although management believes that the estimates and assumptions are reasonable, changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. Treasury notes, and similar type instruments) with original maturities of three months or less. Cash and cash equivalents other than money market mutual funds, are carried at cost plus accrued interest, which approximates fair value. Money market mutual funds are carried at their net asset value, which approximates fair value. The Company deposits its cash and cash equivalents with highly-rated banking corporations and, at times, cash deposits may exceed the insured limits under applicable law.

Investment Transactions

Investments purchased on a secondary market are recorded on the trade date. Loan originations are recorded on the date of the binding commitment. Realized gains or losses are recorded using the specific identification method as the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments written off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment fair values as of the last business day of the reporting period and also includes the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

Investment Valuation

Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Board, based on, among other things, the input of the Advisor, the Company’s Audit Committee and, with certain de minimis exceptions, independent third-party valuation firms engaged at the direction of the Board.

The Board oversees and supervises a multi-step valuation process, which includes, among other procedures, the following:

•	The valuation process begins with each investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.

•	The Advisor’s management reviews the preliminary valuations with the investment professionals. Agreed upon valuation recommendations are presented to the Audit Committee.

•	The Audit Committee reviews the valuations presented and recommends values for each investment to the Board.

•

The Board reviews the recommended valuations and determines the fair value of each investment; valuations that are not based on readily available market quotations are valued in good faith based on, among other things, the input of the Advisor, Audit Committee and, where applicable, other third parties.

The Company applies Financial Accounting Standards Board ASC 820, Fair Value Measurement (ASC 820), as amended, which establishes a framework for measuring fair value in accordance with GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:

Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Investments in investment companies are valued at fair value. Fair values are generally determined utilizing the net asset value (“NAV”) supplied by, or on behalf of, management of each investment company, which is net of management and incentive fees or allocations charged by the investment company and is in accordance with the “practical expedient”, as defined by ASC 820. NAVs received by, or on behalf of, management of each investment company are based on the fair value of the investment company’s underlying investments in accordance with policies established by management of each investment company, as described in each of their financial statements and offering memorandum. Investments which are valued using NAV as a practical expedient are excluded from the above hierarchy.

The Company has invested in Great American Capital Partners II LP (“GACP II”) which is an investment company and measured using the net asset value per share as a practical expedient for fair value. The investment in GACP II is not redeemable. As of September 30, 2019 and December 31, 2018, the Company had an unfunded commitment to GACP II of $0 and $8,138,692, respectively.

In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Company evaluates the source of inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When a security is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Company subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for classification as a Level 2 or Level 3 investment. For example, the Company reviews pricing methodologies provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs. Some additional factors considered include the number of prices obtained as well as an assessment as to their quality. Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the nine months ended September 30, 2019, the Company recorded $18,122,736 in transfers from Level 3 to Level 2 and $0 in transfers from Level 2 to Level 3 due to an increase and a decrease in observable inputs in market data. During the nine months ended September 30, 2018, the Company recorded $0 in transfers from Level 3 to Level 2 and $27,967,138 in transfers from Level 2 to Level 3 due to an increase and a decrease in observable inputs in market data, respectively.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein. See Note 4. Investments and Note 5. Fair Value of Financial Instruments for additional information on the Company’s investment portfolio.

Foreign Currency

Foreign currency amounts are translated into U.S. dollars on the following basis:

•

cash and cash equivalents, fair value of investments, outstanding debt on revolving credit facilities, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

•	purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Gains or losses on foreign currency transactions are included with net realized gain (loss) on foreign currency transactions on the Consolidated Statements of Operations. Fluctuations arising from the translation of foreign currency on cash, investments and borrowings are included with net change in unrealized appreciation (depreciation) on investments and foreign currency translation on the Consolidated Statements of Operations.

The Company’s approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is to borrow local currency under the Company’s revolving credit facility to partially or fully fund the investment or by entering into foreign currency forward contracts.

Foreign currency forward contracts

The Company may enter into foreign currency forward contracts to reduce the Company’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Company agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. Unrealized appreciation (depreciation) on foreign currency forward contracts are recorded on the Consolidated Statements of Assets and Liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Notional amounts and the gross fair value of foreign currency forward contract assets and liabilities are presented separately on the Consolidated Schedules of Investments. Purchases and sales of foreign currency forward contracts having the same notional value, settlement date and counterparty are generally settled net (which results in a net foreign currency position of zero with the counterparty) and any realized gains or losses are recognized on the settlement date.

The Company does not utilize hedge accounting and as such, the Company recognizes its derivatives at fair value with changes in the net unrealized appreciation (depreciation) on foreign currency forward contracts recorded on the Consolidated Statements of Operations.

Equity Offering and Organization Expenses

The Company has agreed to repay the Advisor for initial organization costs and equity offering costs incurred prior to the commencement of its operations up to a maximum of $1.5 million on a pro rata basis over the first $350 million of invested capital not to exceed 3 years from the initial capital commitment on June 26, 2015. To the extent such costs relate to equity offerings, these costs are charged as a reduction of capital upon the issuance of common shares. To the extent such costs relate to organization costs, these costs are expensed in the Consolidated Statements of Operations upon the issuance of common shares. The Advisor is responsible for organization and private equity offerings costs in excess of $1.5 million. At the 2018 Annual Meeting of Stockholders, the Company received shareholder approval to extend the period during which capital may be called from stockholders (the “Commitment Period”). The Commitment Period was extended to the earlier of (i) a Qualified IPO and (ii) June 30, 2020. With the approval of the Commitment Period extension, the Advisor agreed to extend the reimbursement period for the initial organization costs and equity offering costs to June 30, 2019. See Note 8. Commitments, Contingencies and Indemnifications for additional discussion of certain related party transactions with the Advisor.

Debt Issuance Costs

The Company records costs related to issuance of debt obligations as deferred financing costs. These costs are deferred and amortized using the effective yield method for revolving credit facilities, over the stated maturity life of the obligation. As of September 30, 2019 and December 31, 2018, there were $3,755,009 and $1,695,193, respectively, of deferred financing costs netted against debt balances on the Company’s Consolidated Statements of Assets and Liabilities.

Interest and Dividend Income Recognition

Interest income is recorded on an accrual basis and includes the amortization of purchase discounts and premiums. Discounts and premiums to par value on securities purchased are accreted or amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion and amortization of discounts and premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income.

Dividend income from preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income from common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies. Each distribution received from an equity investment is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments as dividend income unless there is sufficient current or accumulated earnings prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment. To date, all distributions have been classified as dividend income.

Certain investments have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal or cost basis of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of September 30, 2019, the Company had two portfolio companies with four investment positions on non-accrual status, which represented 3.4% and 1.4% of the total debt investments at cost and fair value, respectively. As of December 31, 2018, the Company had one portfolio company with two investment positions on non-accrual status, which represented 2.5% and 1.4% of the total investments at cost and fair value, respectively.

Other Income

From time to time, the Company may receive fees for services provided to portfolio companies by the Advisor under the Investment Advisory Agreement. The fees for services that the Advisor provides vary by investment, but generally include syndication, structuring or diligence fees, and fees for providing managerial assistance to the portfolio companies. The Company may also generate revenue in the form of commitment or origination fees. Loan origination fees, original issue discount, loan administrative fees and market discount or premium are capitalized; such amounts are accreted or amortized into income over the life of the loan. Fees for providing managerial assistance to the portfolio companies are generally non-recurring and are recognized as revenue when services are provided.

In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, all or a portion of any loan fees received by the Company in such situations will be deferred and amortized over the investment’s life using the effective yield method.

Income Taxes

The Company has elected to be treated as a BDC under the 1940 Act. The Company also has elected to be treated as a RIC under the Internal Revenue Code. So long as the Company maintains its status as a RIC, it will generally not pay corporate-level U.S. federal income or excise taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. As a result, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the consolidated financial statements of the Company.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reversed and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. The Company accounts for income taxes in conformity with ASC Topic 740 —Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements.

The Company intends to comply with the applicable provisions of the Code, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. As of September 30, 2019, all tax filings of the Company since the inception on February 5, 2015 remain subject to examination by federal tax authorities. No such examinations are currently pending.

In order for the Company not to be subject to federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections), (ii) 98.2% of its net capital gains from the current year and (iii) any undistributed ordinary income and net capital gains from preceding years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% excise tax on this income. If the Company chooses to do so, this generally would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on estimated undistributed taxable income as required on an annual basis. For the three and nine months ended September 30, 2019, the Company expensed an excise tax of $8,417 and $8,417, respectively, of which $0 remained payable. For the three and nine months ended September 30, 2018, the Company expensed an excise tax of $80 and $80, respectively, of which $0 remained payable.

CBDC Universal Equity, Inc. is a taxable entity. The Taxable Subsidiary permits the Company to hold equity investments in portfolio companies which are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Taxable Subsidiary is not consolidated with the Company for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in the Company’s consolidated financial statements. For the nine months ended September 30, 2019, the Company recognized a benefit/(provision) for taxes of $(505,278) on net unrealized depreciation/(appreciation) on investments and net operating losses and federal tax credits related to the Taxable Subsidiary. As of September 30, 2019 there is a corresponding net deferred tax liability of $810,206 related to the Taxable Subsidiary, which was the net effect of (i) a deferred tax liability of $1,082,764 resulting from unrealized appreciation on investments held by Taxable Subsidiary and (ii) a deferred tax asset of $272,558 resulting from unrealized depreciation on investments and net operating losses and federal tax credits from the Tax Subsidiary.

For the nine months ended September 30, 2018, the Company recognized a benefit/(provision) for taxes of $17,274 on unrealized appreciation/(depreciation) on investments related to the Taxable Subsidiary. As of September 30, 2018 there is a corresponding net deferred tax liability of $199,875 related to the Taxable

Subsidiary, which was the net effect of (i) a deferred tax liability of $327,358 resulting from unrealized appreciation on investments held by Taxable Subsidiary and (ii) a deferred tax asset of $127,483 resulting from unrealized depreciation on investments from the Tax Subsidiary.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of the Company’s stockholders for those stockholders electing not to receive cash. As a result, if the Board authorizes, and the Company declares, a cash dividend, then the Company’s stockholders who have “opted in” to the Company’s dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend.

New Accounting Standards

In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, or ASU 2017-08, which shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted, including adoption during an interim period. If the Company early adopts the amendments during an interim period, any adjustments will be reflected as of the beginning of the fiscal year that includes such interim period. The Company is in the process of evaluating the impact that this guidance will have on its Consolidated Financial Statements.

In August 2018, the FASB issued ASU 2018-13 “Changes to the Disclosure for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The adoption of this guidance is not expected to have a material effect on the Company’s Consolidated Financial Statements.

Note 3. Agreements and Related Party Transactions

Administration Agreement

On June 2, 2015, the Company entered into the Administration Agreement with the Administrator. Under the terms of the Administration Agreement, the Administrator provides administrative services to the Company. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to the Administrator under the terms of the Administration Agreement. In addition, the Administrator is permitted to delegate its duties under the Administration Agreement to affiliates or third parties. To the extent the Administrator outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis, without incremental profit to the Administrator. The Administration Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party.

For the three and nine months ended September 30, 2019, the Company incurred administrative services expenses of $179,178 and $537,534, respectively, which are included in other general and administrative expenses on the Consolidated Statements of Operations, under the terms of the Administration Agreement, of which $269,162 was payable at September 30, 2019. For the three and nine months ended September 30, 2018, the Company incurred administrative services expenses of $161,148 and $491,240, respectively, which are included in other general and administrative expenses on the Consolidated Statements of Operations, under the terms of the Administration Agreement, of which $222,080 was payable at September 30, 2018.

No person who is an officer, director or employee of the Administrator or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Administrator (or its affiliates) for an allocable portion of the compensation paid by the Administrator or its affiliates to the Company’s Chief Compliance Officer, Chief Financial Officer, and other professionals who spend time on such related activities (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). The allocable portion of the compensation for these officers and other professionals are included in the administration expenses paid to Administrator. Directors who are not affiliated with the Administrator or its affiliates receive compensation for their services and reimbursement of expenses incurred to attend meetings, which are included as Directors’ fees on the Consolidated Statements of Operations.

On June 5, 2015, the Company entered into sub-administration, accounting, transfer agent, and custodian agreements with State Street Bank and Trust Company (“SSB”) to perform certain administrative, custodian, transfer agent and other services on behalf of the Company. The sub-administration agreements with SSB had an initial term of three years ending June 5, 2018 and shall automatically renew for 1-year terms unless a written notice of non-renewal is delivered by the Company or SSB. The Company does not reimburse the Administrator for any services for which it pays a separate sub-administrator and custodian fee to SSB. For the three and nine months ended September 30, 2019, the Company incurred expenses of $257,353 and $709,978, respectively, which are included in other general and administrative expenses on the Consolidated Statements of Operations, under the terms of the sub-administration agreements, of which $490,575 was payable at September 30, 2019. For the three and nine months ended September 30, 2018, the Company incurred expenses of $205,547 and $573,160, respectively, which are included in other general and administrative expenses on the Consolidated Statements of Operations, under the terms of the sub-administration agreements, of which $205,535 was payable at September 30, 2018. Payments under the Administration Agreement and the sub-administration, accounting, transfer agent, and custodian agreements with SSB are made on a quarterly basis.

Investment Advisory Agreement

On June 2, 2015, the Company entered into the Investment Advisory Agreement with the Advisor. Under the terms of the Investment Advisory Agreement, the Advisor will provide investment advisory services to the Company and its portfolio investments. The Advisor’s services under the Investment Advisory Agreement are not exclusive, and the Advisor is free to furnish similar or other services to others so long as its services to the Company are not impaired. Under the terms of the Investment Advisory Agreement, the Company will pay the Advisor the Base Management Fee, as discussed below, and may also pay certain Incentive Fees, as discussed below.

The Base Management Fee is calculated and payable quarterly in arrears at an annual rate of 1.5% of the Company’s gross assets, including assets acquired through the incurrence of debt but excluding any cash and cash equivalents. The Base Management Fee is calculated based on the average value of gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

The Advisor, however, has agreed to waive its right to receive management fees in excess of the sum of (i) 0.25% of the aggregate committed but undrawn capital and (ii) 0.75% of the aggregate gross assets excluding cash and cash equivalents (including capital drawn to pay the Company’s expenses) during any period prior to a qualified initial public offering, as defined by the Investment Advisory Agreement (“Qualified IPO”). The Advisor will not be permitted to recoup any waived amounts at any time and the waiver agreement may only be modified or terminated prior to a Qualified IPO with the approval of the Board. For purposes of the Investment

Advisory Agreement, cash equivalents means U.S. government securities and commercial paper maturing within one year of purchase.

For the three and nine months ended September 30, 2019, the Company incurred management fees, which are net of waived amounts, of $1,249,656 and $3,352,751, respectively, of which $1,249,656 was payable at September 30, 2019. For the three and nine months ended September 30, 2018, the Company incurred management fees, which are net of waived amounts, of $888,973 and $2,421,971, respectively, of which $888,973 was payable at September 30, 2018.

The Advisor has voluntarily waived its right to receive management fees on the investment in GACP II for any period in which GACP II remains in the investment portfolio. For the three and nine months ended September 30, 2019, management fees of $41,175 and $106,892, respectively, were waived attributable to the Company’s investment in GACP II.

The Incentive Fees consists of two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears and (a) equals 100% of the excess of the pre-incentive fee net investment income for the immediately preceding calendar quarter, over a preferred return of 1.5% per quarter (6% annualized) (the “Hurdle”), and a catch-up feature until the Advisor has received, (i) prior to a Qualified IPO, 15%, or (ii) after a Qualified IPO, 17.5%, of the pre-incentive fee net investment income for the current quarter up to, (i) prior to a Qualified IPO, 1.7647%, or (ii) after a Qualified IPO, 1.8182% (the “Catch-up”), and (b) (i) prior to a Qualified IPO, 15% or (ii) after a Qualified IPO, 17.5%, of all remaining pre-incentive fee net investment income above the “Catch-up.”

Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during each calendar quarter, minus operating expenses for such quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and distributions paid on any issued and outstanding debt or preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, OID, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income will be compared to a “Hurdle Amount” equal to the product of (i) the Hurdle rate of 1.50% per quarter (6.00% annualized) and (ii) our net assets (defined as total assets less indebtedness, before taking into account any incentive fees payable during the period), at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision incurred at the end of each calendar quarter.

At the 2018 Annual Meeting of Stockholders, the Company received shareholder approval to extend the end of the Commitment Period to the earlier of (i) a Qualified IPO and (ii) June 30, 2020. In exchange for the Commitment Period extension, the Advisor agreed to waive its rights under the Investment Advisory Agreement to the income incentive fee for the period from April 1, 2018 through the earlier of (i) the date of a Qualified IPO or (ii) the dissolution and wind down of the Company.

Upon a Qualified IPO and the Advisor begins to earn income incentive fees, the Advisor will voluntarily waive the income incentive fees attributable to the investment income accrued by the Company as a result of its investment in GACP II.

For the three and nine months ended September 30, 2019, the Company incurred income incentive fees, which are net of waived amounts, of $0 and $0, respectively, of which $0 was payable at September 30, 2019. For the three and nine months ended September 30, 2018, the Company incurred income incentive fees of $0 and $554,977, respectively, of which $0 was payable at September 30, 2018.

The second part, the capital gains incentive fee, is determined and payable in arrears as of the end of each fiscal year (or upon a Qualified IPO or termination of the Investment Advisory Agreement), (i) prior to a Qualified IPO, 15.0%, or (ii) after a Qualified IPO, 17.5% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. If a Qualified IPO occurs on a date other than the first day of a calendar quarter, the income incentive fee shall be calculated for such calendar quarter at a weighted rate calculated based on the fee rates applicable before and after a Qualified IPO based on the number of days in such calendar quarter before and after a Qualified IPO. If a Qualified IPO occurs on a date other than the first day of a fiscal year, a capital gains incentive fee shall be calculated as of the day before the Qualified IPO, with such capital gains incentive fee paid to the Advisor following the end of the fiscal year in which the Qualified IPO occurred. For the avoidance of doubt, such capital gains incentive fee shall be equal to 15.0% of the Company’s realized capital gains on a cumulative basis from inception through the day before the Qualified IPO, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. Following a Qualified IPO, solely for the purposes of calculating the capital gains incentive fee, the Company will be deemed to have previously paid capital gains incentive fees prior to a Qualified IPO equal to the product obtained by multiplying (a) the actual aggregate amount of previously paid capital gains incentive fees for all periods prior to a Qualified IPO by (b) the percentage obtained by dividing (x) 17.5% by (y) 15.0%. In the event that the Investment Advisory Agreement shall terminate as of a date that is not a fiscal year end, the termination date shall be treated as though it were a fiscal year end for purposes of calculating and paying a capital gains incentive fee.

At the 2018 Annual Meeting of Stockholders, the Company received shareholder approval to extend the deadline to consummate a Qualified IPO (the “Qualified IPO Deadline”). The Qualified IPO Deadline was extended to June 30, 2022. In exchange for the Qualified IPO Deadline extension, the Advisor agreed to waive its rights under the Investment Advisory Agreement to the capital gain incentive fee for the period from April 1, 2018 through the earlier of (i) the date of a Qualified IPO or (ii) the dissolution and wind down of the Company.

No capital gains incentive fees were incurred for the nine months ended September 30, 2019 and 2018.

From time to time, the Advisor may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Advisor for such amounts paid on its behalf. Amounts payable to the Advisor are settled in the normal course of business without formal payment terms. See Note 8. Commitments, Contingencies and Indemnifications for additional discussion of certain related party transactions with the Advisor.

A portion of the outstanding shares of the Company’s common stock are owned by Crescent Capital Group LP (“CCG LP”). CCG LP is also the majority member of the Advisor and sole member of the Administrator. The Company has entered into a license agreement with CCG LP under which CCG LP granted the Company a non-exclusive, royalty-free license to use the name “Crescent Capital”. The Advisor has entered into a resource sharing agreement with CCG LP. CCG LP will provide the Advisor with the resources necessary for the Advisor to fulfill its obligations under the Investment Advisory Agreement.

Directors Fees

Each of the Company’s independent directors receive (i) an annual fee of $75,000, and (ii) $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting and $500 each special meeting. The Company’s independent directors also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended. The Chairman of the Audit Committee receives an additional annual fee of $7,500. The Chairperson of the Nominating and Corporate Governance Committee and the Compensation Committee receive an additional annual fee of $2,500 and $2,500, respectively. The Company has obtained directors’ and officers’ liability insurance on behalf of the Company’s directors and officers. For the three and nine months ended September 30, 2019, the Company recorded directors’ fees of $72,500 and $217,500, respectively, of which $141,482 was payable at September 30, 2019. For the three and nine months ended September 30, 2018, the Company recorded directors’ fees of $72,500 and $217,500, respectively, of which $61,813 was payable at September 30, 2018.

Investments in and Advances to Affiliates

The company’s investments in affiliates for the nine months ended September 30, 2019 were as follows:

	Fair Value as of December 31, 2018	Gross Additions(2)	Gross Reductions(3)	Net Realized Gains/ (Losses)	Change in Unrealized Gains/ (Losses)	Fair Value as of September 30, 2019	Dividend, Interest, PIK and Other Income
Controlled Affiliates
CBDC Senior Loan Fund LLC(1)	$—	$34,000,000	$—	$—	$(667,200)	$33,332,800	$1,450,000

Total Controlled Affiliates	$—	$34,000,000	$—	$—	$(667,200)	$33,332,800	$1,450,000

(1)

Together with Masterland Enterprise Holdings, Ltd. (“Masterland”, and collectively with the Company, the “Members”), the Company invests through the Senior Loan Fund. Although the Company owns more than 25% of the voting securities of the Senior Loan Fund, the Company does not have control over the Senior Loan Fund (other than for purposes of the Investment Company Act). See Note 4 “Investments”.

(2)

Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

(3)

Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

The Company did not hold any investments in affiliates for the nine months ended September 30, 2018.

Note 4. Investments

The Company’s investments at any time may include securities and other financial instruments or other assets of any sort, including, without limitation, corporate and government bonds, convertible securities, collateralized loan obligations, term loans, trade claims, equity securities, privately negotiated securities, direct placements, working interests, warrants and investment derivatives (including, but not limited to credit default swaps, recovery swaps, total return swaps, options, forward contracts, and futures) (all of the foregoing collectively referred to in these consolidated financial statements as “investments”). Substantially all of the Company’s portfolio company investments, which as of September 30, 2019 represented 182% of the Company’s net assets or 97% of the Company’s total assets, are subject to legal restrictions on sales.

Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Detailed information with respect to the Company’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the Consolidated Schedule of Investments. The information in the tables below is presented on an aggregate portfolio basis, without regard to whether they are non-controlled non-affiliated, non-controlled affiliated or controlled affiliated investments. As of September 30, 2019, all investments, except for Senior Loan Fund, are non-controlled/non-affiliated investments. As of December 31, 2018, all investments held are non-controlled/non-affiliated investments.

Certain Risk Factors

In the ordinary course of business, the Company manages a variety of risks including market risk and liquidity risk. The Company identifies, measures and monitors risk through various control mechanisms, including trading limits and diversifying exposures and activities across a variety of instruments, markets and counterparties.

Market risk is the risk of potential adverse changes to the value of financial instruments because of changes in market conditions, including as a result of changes in the credit quality of a particular issuer, credit spreads, interest rates, and other movements and volatility in security prices or commodities. In particular, the Company may invest in issuers that are experiencing or have experienced financial or business difficulties (including difficulties resulting from the initiation or prospect of significant litigation or bankruptcy proceedings), which involves significant risks. The Company manages its exposure to market risk through the use of risk management strategies and various analytical monitoring techniques.

The Company’s investments may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Investments at fair value consisted of the following at September 30, 2019 and December 31, 2018:

Investment Type	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
Senior Secured First Lien	$546,468,145	$545,202,576	$(1,265,569)	$380,078,748	$379,296,186	$(782,562)
Senior Secured Second Lien	74,235,671	61,703,586	(12,532,085)	83,029,256	75,797,646	(7,231,610)
Unsecured Debt	7,341,060	7,403,047	61,987	7,228,521	7,262,841	34,320
Preferred Stock	3,215,387	3,815,944	600,557	1,891,892	2,270,352	378,460
Common Stock and Other	71,637,003	74,157,593	2,520,590	28,452,264	28,714,699	262,435

Total Investments	$702,897,266	$692,282,746	$(10,614,520)	$500,680,681	$493,341,724	$(7,338,957)

The industry composition of investments at fair value at September 30, 2019 and December 31, 2018 is as follows:

Industry	Fair Value September 30, 2019	Percentage of Fair Value	Fair Value December 31, 2018	Percentage of Fair Value
Automobiles & Components	$32,129,187	4.64%	$28,330,364	5.74%
Capital Goods	20,210,729	2.92	18,428,725	3.74
Commercial & Professional Services	136,872,967	19.77	113,762,203	23.06
Consumer Durables & Apparel	3,264,750	0.47	2,622,500	0.53
Consumer Services	68,522,987	9.90	53,523,125	10.85
Diversified Financials	66,130,161	9.55	29,962,766	6.07
Energy	13,331,250	1.93	296,629	0.06
Food & Staples Retailing	33,599,337	4.85	6,637,313	1.35
Food, Beverage & Tobacco	3,946,663	0.57	3,510,000	0.71
Health Care Equipment & Services	135,738,099	19.61	103,923,291	21.06
Household & Personal Products	3,921,214	0.57	3,292,223	0.67
Insurance	23,976,760	3.46	9,035,119	1.83
Materials	11,043,389	1.59	10,411,798	2.11
Media	3,858,336	0.56	3,544,140	0.72
Pharmaceuticals, Biotechnology & Life Sciences	11,286,552	1.63	8,228,979	1.67
Retailing	22,352,393	3.23	18,450,967	3.74
Software & Services	90,847,451	13.12	67,903,178	13.76
Technology Hardware & Equipment	4,607,999	0.67	4,785,431	0.97
Transportation	6,642,522	0.96	6,692,973	1.36

Total Investments	$692,282,746	100.00%	$493,341,724	100.00%

The geographic composition of investments at fair value at September 30, 2019 and December 31, 2018 is as follows:

Geographic Region	Fair Value September 30, 2019	Percentage of Fair Value
United States	$652,481,672	94.25%
Canada	12,140,625	1.75
Belgium	10,467,951	1.51
Netherlands	7,533,067	1.09
United Kingdom	7,476,874	1.08
France	2,182,557	0.32

Total Investments	$692,282,746	100.00%

Geographic Region	Fair Value December 31, 2018	Percentage of Fair Value
United States	$480,204,140	97.34%
United Kingdom	10,861,848	2.20
France	2,275,736	0.46

Total Investments	$493,341,724	100.00%

Senior Loan Fund

The Senior Loan Fund, an unconsolidated limited liability company, was formed on September 26, 2018 and commenced operations in February 2019. The Company invests together with Masterland through the Senior

Loan Fund. Masterland is a wholly owned subsidiary of China Orient Asset Management (International) Holding Limited (HK). The Senior Loan Fund’s principal purpose is to make investments, either directly or indirectly through its wholly owned subsidiary, CBDC Senior Loan Sub LLC. Each of the Company and Masterland have subscribed to fund $40 million. Except under certain circumstances, contributions to the Senior Loan Fund cannot be redeemed. The Senior Loan Fund is managed by a four member board of managers, on which the Company and Masterland have equal representation. Investment decisions generally must be unanimously approved by a quorum of the board of managers. Since the Company does not have a controlling financial interest in the Senior Loan Fund, the Company does not consolidate. The Senior Loan Fund is an investment company and measured using the net asset value per share as a practical expedient for fair value.

As of September 30, 2019, the Company and Masterland had subscribed to fund and contributed the following to the Senior Loan Fund:

	September 30, 2019
Member	Subscribed to fund	Contributed
Company	$40,000,000	$34,000,000
Masterland	40,000,000	34,000,000

Total	$80,000,000	$68,000,000

The Senior Loan Fund is capitalized pro rata with LLC equity interest as transactions are completed. The Senior Loan Fund has a revolving credit facility with Royal Bank of Canada (the “RBC Facility”), which permitted up to $300.0 million of borrowings as of September 30, 2019. Borrowings under the RBC Facility are secured by all assets of CBDC Senior Loan Sub LLC.

As of September 30, 2019, the Senior Loan Fund had total investments in senior secured debt at fair value of $283,069,106.

Below is a summary of the Senior Loan Fund’s portfolio, followed by a listing of the individual loans in the Senior Loan Fund’s portfolio as of September 30, 2019:

As of September 30, 2019 (Unaudited)
Total senior secured debt(1)	$285,900,862
Weighted average current interest rate on senior secured debt(2)	5.1%
Number of borrowers in the Senior Loan Fund’s portfolio	169
Largest loan to a single borrower	$3,585,296

(1)	At par amount, including unfunded commitments.
(2)	Computed as (a) the annual stated interest rate on accruing senior secured debt, divided by (b) total senior secured debt at par amount, excluding fully unfunded commitments.

CBDC SENIOR LOAN FUND LLC

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*		Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Investments
United States
Debt Investments
Aerospace & Defense
Dynasty Acquisition Co., Inc.	Senior Secured First Lien	L + 400	(1)	6.10%	04/2026	$487,762	$490,157	0.7%	$490,657
TransDigm, Inc.	Senior Secured First Lien	L + 250	(2)	4.54%	06/2023	744,333	736,946	1.1	743,503
TransDigm, Inc.	Senior Secured First Lien	L + 250	(2)	4.54%	08/2024	249,366	247,849	0.4	248,630
TransDigm, Inc.	Senior Secured First Lien	L + 250	(1)	4.54%	05/2025	1,989,272	1,966,514	3.0	1,983,961

						3,470,733	3,441,466	5.2	3,466,751

Air Transport
American Airlines, Inc.(3)	Senior Secured First Lien	L + 175	(2)	3.80%	06/2025	3,500,000	3,442,208	5.2	3,469,130

Automotive
Mister Car Wash Holdings, Inc.	Senior Secured First Lien	L + 350	(1)	5.66%	05/2026	1,432,454	1,431,940	2.1	1,432,841
Mister Car Wash Holdings, Inc.(4)	Senior Secured First Lien	L + 350	(1)	3.50%	05/2026	—	49	—	20
Wand NewCo 3, Inc.	Senior Secured First Lien	L + 350	(2)	5.54%	02/2026	1,496,250	1,502,308	2.3	1,505,602

						2,928,704	2,934,297	4.4	2,938,463

Building & Development
Capital Automotive L.P.(3)	Senior Secured First Lien	L + 250	(2)	4.55%	03/2024	742,359	744,215	1.1	743,870
DTZ U.S. Borrower LLC	Senior Secured First Lien	L + 325	(2)	5.29%	08/2025	2,983,672	2,988,355	4.5	2,992,995
Forest City Enterprises, L.P.	Senior Secured First Lien	L + 400	(2)	6.04%	12/2025	994,987	1,002,179	1.5	1,003,539
Realogy Group LLC	Senior Secured First Lien	L + 225	(2)	4.30%	02/2025	2,997,407	2,932,998	4.3	2,860,666

						7,718,425	7,667,747	11.4	7,601,070

Business Equipment & Services
Almonde, Inc.	Senior Secured First Lien	L + 350	(5)	5.70%	06/2024	2,486,646	2,463,013	3.6	2,424,604
Belfor Holdings Inc.	Senior Secured First Lien	L + 400	(2)	6.04%	04/2026	638,400	638,400	1.0	642,390
Brand Energy & Infrastructure Services, Inc.	Senior Secured First Lien	L + 425	(6)	6.52%	06/2024	1,741,729	1,708,910	2.6	1,706,894
EAB Global, Inc.	Senior Secured First Lien	L + 375	(1)	6.38%	11/2024	1,492,424	1,486,560	2.2	1,476,873
Financial & Risk US Holdings, Inc.	Senior Secured First Lien	L + 375	(2)	5.79%	10/2025	1,492,481	1,472,423	2.3	1,502,123
IG Investment Holdings, LLC	Senior Secured First Lien	L + 400	(2)	6.04%	05/2025	2,205,826	2,204,321	3.3	2,199,209
IRI Holdings, Inc.	Senior Secured First Lien	L + 450	(1)	6.62%	12/2025	2,332,628	2,321,593	3.4	2,250,263
Iron Mountain, Inc.	Senior Secured First Lien	L + 175	(2)	3.79%	01/2026	1,488,665	1,467,936	2.2	1,478,118
Jane Street Group, LLC	Senior Secured First Lien	L + 300	(2)	5.04%	08/2022	2,266,098	2,262,688	3.4	2,263,265
MA FinanceCo., LLC	Senior Secured First Lien	L + 250	(2)	4.54%	06/2024	193,467	191,367	0.3	191,371
Netsmart, Inc.	Senior Secured First Lien	L + 375	(2)	5.79%	04/2023	1,571,976	1,566,594	2.3	1,559,212
OEConnection LLC(3)	Senior Secured First Lien	L + 400	(1)	6.02%	09/2026	1,096,104	1,090,712	1.7	1,094,049
OEConnection LLC(4)(7)	Senior Secured First Lien				09/2026	—	3	—	(195)
Prime Security Services Borrower, LLC	Senior Secured First Lien	L + 325	(8)	5.21%	09/2026	2,500,051	2,494,108	3.7	2,476,226
PSAV Holdings LLC	Senior Secured First Lien	L + 325	(8)	5.29%	03/2025	1,493,684	1,460,386	2.2	1,448,873
PSAV Holdings LLC(3)	Senior Secured First Lien	L + 450	(1)	6.55%	09/2026	250,000	245,000	0.4	246,094
Seattle Spinco, Inc.	Senior Secured First Lien	L + 250	(2)	4.54%	06/2024	1,306,533	1,292,346	1.9	1,292,376
Spin Holdco Inc.	Senior Secured First Lien	L + 325	(1)	5.57%	11/2022	1,990,456	1,971,545	2.9	1,960,599
TruGreen Limited Partnership	Senior Secured First Lien	L + 375	(2)	5.79%	03/2026	1,415,188	1,417,122	2.1	1,422,270
USIC Holdings, Inc.	Senior Secured First Lien	L + 325	(2)	5.29%	12/2023	1,489,818	1,477,439	2.2	1,480,507

						29,452,174	29,232,466	43.7	29,115,121

Cable & Satellite Television
Charter Communications Operating, LLC	Senior Secured First Lien	L + 200	(2)	4.05%	04/2025	2,234,839	2,234,028	3.4	2,250,907
CSC Holdings, LLC	Senior Secured First Lien	L + 225	(2)	4.28%	01/2026	1,496,241	1,491,434	2.2	1,497,737
CSC Holdings, LLC	Senior Secured First Lien	L + 250	(2)	4.53%	01/2026	1,989,924	1,989,925	3.0	1,995,059
CSC Holdings, LLC(4)	Senior Secured First Lien				04/2027	—	—	—	1,219
Radiate Holdco, LLC	Senior Secured First Lien	L + 300	(2)	5.04%	02/2024	1,739,799	1,726,342	2.6	1,735,745
Virgin Media Bristol LLC	Senior Secured First Lien	L + 250	(2)	4.53%	01/2026	1,500,000	1,494,100	2.3	1,502,093

						8,960,803	8,935,829	13.5	8,982,760

Chemicals & Plastics
H.B. Fuller Company	Senior Secured First Lien	L + 200	(2)	4.04%	10/2024	2,559,452	2,543,692	3.8	2,552,656
Ineos US Finance LLC	Senior Secured First Lien	L + 200	(6)	4.04%	03/2024	2,981,041	2,958,150	4.4	2,950,694
Messer Industries GmbH	Senior Secured First Lien	L + 250	(1)	4.60%	03/2026	2,243,447	2,226,189	3.4	2,241,911
PMHC II, Inc.	Senior Secured First Lien	L + 350	(1)	5.60%	03/2025	749,338	738,479	0.9	610,711
PQ Corporation	Senior Secured First Lien	L + 250	(1)	4.76%	02/2025	913,607	912,486	1.4	916,462
Univar Inc.	Senior Secured First Lien	L + 225	(2)	4.29%	07/2024	1,500,000	1,498,239	2.3	1,506,090

						10,946,885	10,877,235	16.2	10,778,524

CBDC SENIOR LOAN FUND LLC

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*		Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Consumer Services
MHI Holdings, LLC(3)	Senior Secured First Lien	L + 500	(2)	7.04%	09/2026	$1,250,000	$1,237,500	1.9%	$1,251,563
Pre-Paid Legal Services, Inc.	Senior Secured First Lien	L + 325	(2)	5.29%	05/2025	1,699,935	1,686,560	2.5	1,700,147

						2,949,935	2,924,060	4.4	2,951,710

Containers & Glass Products
Anchor Packaging Inc.	Senior Secured First Lien	L + 400	(2)	6.04%	07/2026	826,257	823,712	1.3	823,158
Anchor Packaging Inc.(4)(7)	Senior Secured First Lien				07/2026	—	110	—	(678)
Berlin Packaging LLC	Senior Secured First Lien	L + 300	(2)	5.11%	11/2025	1,241,190	1,221,934	1.8	1,221,567
Berry Global, Inc.	Senior Secured First Lien	L + 250	(2)	4.55%	07/2026	2,992,500	2,985,211	4.5	3,010,410
BWAY Holding Company	Senior Secured First Lien	L + 325	(1)	5.59%	04/2024	1,244,908	1,213,306	1.8	1,221,049
Consolidated Container Company LLC	Senior Secured First Lien	L + 275	(2)	4.79%	05/2024	1,492,405	1,486,005	2.2	1,486,809
Plaze, Inc.	Senior Secured First Lien	L + 350	(1)	5.63%	08/2026	1,681,000	1,672,723	2.5	1,678,899
Pro Mach Group, Inc.	Senior Secured First Lien	L + 275	(2)	4.81%	03/2025	1,741,791	1,707,718	2.6	1,699,884
Reynolds Group Holdings Inc.	Senior Secured First Lien	L + 275	(2)	4.79%	02/2023	2,984,655	2,966,335	4.5	2,993,549

						14,204,706	14,077,054	21.2	14,134,647

Diversified Insurance
Acrisure, LLC	Senior Secured First Lien	L + 425	(1)	6.35%	11/2023	2,984,772	2,989,302	4.5	2,973,579

Drugs
Albany Molecular Research, Inc.	Senior Secured First Lien	L + 325	(2)	5.29%	08/2024	1,741,117	1,730,465	2.6	1,720,807
Amneal Pharmaceuticals LLC	Senior Secured First Lien	L + 350	(2)	5.56%	05/2025	3,234,880	3,210,008	4.1	2,777,953

						4,975,997	4,940,473	6.7	4,498,760

Electronics/Electrical
Blackhawk Network Holdings, Inc.	Senior Secured First Lien	L + 300	(2)	5.04%	06/2025	1,989,924	1,982,338	3.0	1,986,601
Camelot UK Holdco Limited	Senior Secured First Lien	L + 325	(2)	5.29%	10/2023	1,741,251	1,744,714	2.6	1,754,136
CommScope, Inc.	Senior Secured First Lien	L + 325	(2)	5.29%	04/2026	1,500,000	1,504,511	2.2	1,497,323
Compuware Corporation	Senior Secured First Lien	L + 400	(2)	6.04%	08/2025	1,991,635	1,998,729	3.0	2,002,430
Dell International LLC	Senior Secured First Lien	L + 200	(2)	4.05%	09/2025	2,888,511	2,882,991	4.4	2,905,539
ON Semiconductor Corporation(3)	Senior Secured First Lien	L + 200	(2)	4.04%	09/2026	772,000	770,070	1.2	776,346
Sabre GLBL Inc.	Senior Secured First Lien	L + 200	(2)	4.04%	02/2024	1,493,956	1,491,949	2.2	1,501,934
SS&C Technologies Inc.	Senior Secured First Lien	L + 225	(2)	4.29%	04/2025	2,012,291	2,013,588	3.0	2,021,547
Verifone Systems, Inc.	Senior Secured First Lien	L + 400	(1)	6.14%	08/2025	2,147,207	2,125,261	3.1	2,057,293
Western Digital Corporation	Senior Secured First Lien	L + 175	(1)	3.86%	04/2023	1,993,700	1,977,308	3.0	1,992,035
WEX Inc.	Senior Secured First Lien	L + 225	(2)	4.29%	05/2026	3,233,750	3,233,151	4.9	3,256,548

						21,764,225	21,724,610	32.6	21,751,732

Financial Intermediaries
Apollo Commercial Real Estate Finance, Inc.	Senior Secured First Lien	L + 275	(2)	4.78%	05/2026	1,745,601	1,741,333	2.6	1,743,419
AqGen Ascensus, Inc.	Senior Secured First Lien	L + 400	(5)	6.20%	12/2022	751,451	752,305	1.1	754,742
Avolon TLB Borrower 1 (US) LLC	Senior Secured First Lien	L + 175	(2)	3.79%	01/2025	3,000,000	2,997,692	4.5	3,015,780
Citadel Securities LP	Senior Secured First Lien	L + 350	(2)	5.54%	02/2026	1,536,430	1,534,572	2.3	1,543,152
Edelman Financial Center, LLC	Senior Secured First Lien	L + 325	(2)	5.31%	07/2025	745,619	746,527	1.1	747,680
FinCo I LLC	Senior Secured First Lien	L + 200	(2)	4.04%	12/2022	1,500,000	1,497,733	2.3	1,505,910
Focus Financial Partners, LLC	Senior Secured First Lien	L + 250	(2)	4.54%	07/2024	997,475	996,627	1.5	1,003,260
Jefferies Finance LLC	Senior Secured First Lien	L + 375	(2)	5.88%	06/2026	1,827,025	1,828,287	2.8	1,829,026
Kestra Advisor Services Holdings A, Inc.	Senior Secured First Lien	L + 425	(2)	6.36%	06/2026	783,988	776,449	1.2	767,328
RPI Finance Trust	Senior Secured First Lien	L + 200	(2)	4.04%	03/2023	2,936,508	2,933,851	4.4	2,955,317
Sedgwick Claims Management Services, Inc.	Senior Secured First Lien	L + 325	(2)	5.29%	12/2025	2,106,468	2,091,146	3.1	2,074,703
Starwood Property Trust, Inc.	Senior Secured First Lien	L + 250	(2)	4.54%	07/2026	756,000	755,986	1.2	757,417
VFH Parent LLC	Senior Secured First Lien	L + 350	(5)	6.04%	03/2026	1,749,333	1,752,697	2.6	1,754,433
Victory Capital Holdings, Inc.	Senior Secured First Lien	L + 325	(1)	5.57%	07/2026	938,403	936,636	1.4	943,681

						21,374,301	21,341,841	32.1	21,395,848

Food products
Dole Food Company Inc.	Senior Secured First Lien	L + 275	(2)	4.80%	04/2024	1,728,748	1,720,028	2.5	1,709,610
Hearthside Food Solutions, LLC	Senior Secured First Lien	L + 369	(2)	5.73%	05/2025	1,743,696	1,713,608	2.5	1,646,049

						3,472,444	3,433,636	5.0	3,355,659

Food Service
IRB Holding Corp	Senior Secured First Lien	L + 325	(1)	5.55%	02/2025	2,239,266	2,234,443	3.4	2,232,425
Whatabrands LLC	Senior Secured First Lien	L + 325	(1)	5.52%	08/2026	736,000	736,406	1.1	740,236

						2,975,266	2,970,849	4.5	2,972,661

CBDC SENIOR LOAN FUND LLC

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*		Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Food/Drug Retailers
Albertsons, LLC	Senior Secured First Lien	L + 275	(2)	4.79%	11/2025	$1,239,910	$1,235,213	1.9%	$1,248,911
BJ’s Wholesale Club, Inc.	Senior Secured First Lien	L + 275	(2)	4.79%	02/2024	2,238,693	2,244,646	3.3	2,248,208

						3,478,603	3,479,859	5.2	3,497,119

Health Care
ADMI Corp.	Senior Secured First Lien	L + 275	(2)	4.79%	04/2025	1,989,931	1,969,149	3.0	1,974,758
ATI Holdings Acquisition, Inc.	Senior Secured First Lien	L + 350	(2)	5.55%	05/2023	1,737,176	1,713,400	2.6	1,721,976
Avantor, Inc.	Senior Secured First Lien	L + 300	(2)	5.04%	11/2024	1,375,679	1,381,391	2.1	1,388,149
CHG Healthcare Services Inc.	Senior Secured First Lien	L + 300	(2)	5.04%	06/2023	2,010,308	2,007,754	3.0	2,012,198
Comet Acquisition, Inc.	Senior Secured First Lien	L + 350	(1)	5.62%	10/2025	1,492,481	1,491,298	2.2	1,477,556
DaVita, Inc.	Senior Secured First Lien	L + 225	(2)	4.29%	08/2026	1,430,000	1,426,438	2.2	1,439,753
Emerald TopCo Inc.	Senior Secured First Lien	L + 350	(2)	5.54%	07/2026	1,739,000	1,736,296	2.6	1,736,826
Envision Healthcare Corporation	Senior Secured First Lien	L + 375	(2)	5.79%	10/2025	1,490,616	1,428,337	1.8	1,220,904
Gentiva Health Services, Inc.	Senior Secured First Lien	L + 375	(2)	5.81%	07/2025	2,209,471	2,212,170	3.3	2,224,661
HCA Inc.	Senior Secured First Lien	L + 200	(2)	4.04%	03/2025	743,076	743,940	1.1	746,468
Heartland Dental, LLC	Senior Secured First Lien	L + 375	(2)	5.79%	04/2025	1,211,333	1,191,006	1.8	1,188,051
Heartland Dental, LLC(4)(7)	Senior Secured First Lien				04/2025	1	(454)	—	(526)
IQVIA Inc.	Senior Secured First Lien	L + 175	(1)	3.85%	06/2025	1,489,943	1,486,375	2.3	1,493,907
NVA Holdings, Inc.	Senior Secured First Lien	L + 350	(2)	5.54%	02/2025	748,125	748,125	1.1	749,060
RegionalCare Hospital Partners Holdings, Inc.	Senior Secured First Lien	L + 450	(2)	6.55%	11/2025	1,488,750	1,483,549	2.2	1,492,360
Sound Inpatient Physicians	Senior Secured First Lien	L + 275	(2)	4.79%	06/2025	746,222	746,831	1.1	746,595
Surgery Center Holdings, Inc.	Senior Secured First Lien	L + 325	(2)	5.30%	09/2024	1,489,237	1,469,567	2.2	1,462,245
Syneos Health, Inc.	Senior Secured First Lien	L + 200	(2)	4.04%	08/2024	1,271,763	1,272,019	1.9	1,278,389
Tecomet Inc.	Senior Secured First Lien	L + 325	(2)	5.28%	05/2024	746,183	746,183	1.1	742,919
U.S. Renal Care, Inc.	Senior Secured First Lien	L + 500	(2)	7.06%	06/2026	1,242,150	1,217,994	1.8	1,179,421
Verscend Holding Corp.	Senior Secured First Lien	L + 450	(2)	6.54%	08/2025	2,238,694	2,248,427	3.4	2,250,357
Viant Medical Holdings, Inc.	Senior Secured First Lien	L + 375	(1)	5.85%	07/2025	745,296	747,507	1.1	698,715
VVC Holding Corp.	Senior Secured First Lien	L + 450	(1)	6.68%	02/2026	1,492,500	1,480,787	2.2	1,491,105

						31,127,935	30,948,089	46.1	30,715,847

Industrial Equipment
Clark Equipment Company	Senior Secured First Lien	L + 200	(1)	4.10%	05/2024	1,469,631	1,466,169	2.2	1,474,841
LTI Holdings, Inc.	Senior Secured First Lien	L + 350	(2)	5.54%	09/2025	994,975	965,711	1.4	943,982
Playpower, Inc.	Senior Secured First Lien	L + 550	(1)	7.60%	05/2026	218,253	216,153	0.3	218,526
Sabre Industries, Inc.	Senior Secured First Lien	L + 425	(2)	6.31%	04/2026	748,750	745,171	1.2	753,198

						3,431,609	3,393,204	5.1	3,390,547

Leisure Goods/Activities/Movies
Crown Finance US, Inc.	Senior Secured First Lien	L + 225	(2)	4.29%	02/2025	2,011,564	1,989,448	3.0	2,000,762
Crown Finance US, Inc.(3)	Senior Secured First Lien	L + 250	(2)	4.54%	09/2026	1,000,000	995,000	1.5	999,375
Hoya Midco, LLC	Senior Secured First Lien	L + 350	(2)	5.54%	06/2024	1,491,338	1,482,592	2.2	1,474,561
Six Flags Theme Parks, Inc.	Senior Secured First Lien	L + 200	(2)	4.05%	04/2026	1,516,587	1,512,989	2.3	1,520,378
SP PF Buyer LLC	Senior Secured First Lien	L + 450	(1)	6.54%	12/2025	746,250	745,685	1.0	666,651
UFC Holdings, LLC	Senior Secured First Lien	L + 325	(2)	5.30%	04/2026	1,743,309	1,744,814	2.6	1,749,969
Varsity Brands, Inc.	Senior Secured First Lien	L + 350	(2)	5.54%	12/2024	1,741,779	1,730,810	2.5	1,689,961

						10,250,827	10,201,338	15.1	10,101,657

Lodging & Casinos
Golden Nugget, Inc.	Senior Secured First Lien	L + 275	(2)	4.79%	10/2023	2,485,191	2,482,627	3.7	2,486,147
MGM Growth Properties Operating Partnership LP	Senior Secured First Lien	L + 200	(2)	4.04%	03/2025	2,484,556	2,481,437	3.7	2,493,699
Scientific Games International, Inc.	Senior Secured First Lien	L + 275	(6)	4.90%	08/2024	2,483,614	2,456,580	3.7	2,466,242
Seminole Tribe of Florida	Senior Secured First Lien	L + 175	(2)	3.79%	07/2024	903,905	902,641	1.4	909,934
VICI Properties 1 LLC	Senior Secured First Lien	L + 200	(2)	4.05%	12/2024	2,000,000	1,991,633	3.0	2,008,330
Wyndham Hotels & Resorts, Inc.	Senior Secured First Lien	L + 175	(2)	3.79%	05/2025	2,244,429	2,243,176	3.4	2,257,682

						12,601,695	12,558,094	18.9	12,622,034

Nonferrous Metals/Minerals
Dynacast International LLC	Senior Secured First Lien	L + 325	(1)	5.35%	01/2022	746,094	727,052	1.1	719,048

Oil & Gas
Blackstone CQP Holdco LP	Senior Secured First Lien	L + 350	(1)	5.66%	09/2024	1,422,352	1,420,939	2.1	1,430,225
Delek US Holdings, Inc.	Senior Secured First Lien	L + 225	(2)	4.29%	03/2025	1,196,432	1,191,057	1.8	1,195,684
Prairie ECI Acquiror LP	Senior Secured First Lien	L + 475	(1)	6.85%	03/2026	1,130,659	1,137,850	1.7	1,108,402

						3,749,443	3,749,846	5.6	3,734,311

CBDC SENIOR LOAN FUND LLC

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*		Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Property & Casualty Insurance
AssuredPartners, Inc.	Senior Secured First Lien	L + 350	(2)	5.54%	10/2024	$2,982,740	$2,972,152	4.5%	$2,974,821
Asurion LLC	Senior Secured First Lien	L + 300	(2)	5.04%	11/2023	1,739,579	1,741,333	2.6	1,748,277
Asurion LLC	Senior Secured First Lien	L + 300	(2)	5.04%	11/2024	1,243,703	1,243,703	1.9	1,249,318

						5,966,022	5,957,188	9.0	5,972,416

Publishing
Meredith Corporation	Senior Secured First Lien	L + 275	(2)	4.79%	01/2025	2,487,917	2,487,727	3.7	2,493,676
Merrill Communications, LLC(3)	Senior Secured First Lien	L + 500	(2)	7.05%	09/2026	1,250,000	1,237,500	1.9	1,246,875
Nielsen Finance LLC	Senior Secured First Lien	L + 200	(2)	4.04%	10/2023	2,990,066	2,980,479	4.5	2,991,935

						6,727,983	6,705,706	10.1	6,732,486

Radio & Television
Diamond Sports Group, LLC	Senior Secured First Lien	L + 325	(2)	5.30%	08/2026	1,971,000	1,964,169	3.0	1,985,171
Gray Television, Inc.	Senior Secured First Lien	L + 250	(1)	4.83%	01/2026	1,490,616	1,488,853	2.2	1,497,964
Nexstar Broadcasting, Inc.	Senior Secured First Lien	L + 225	(2)	4.35%	01/2024	268,618	267,208	0.4	269,290
Nexstar Broadcasting, Inc.	Senior Secured First Lien	L + 225	(2)	4.29%	01/2024	1,348,436	1,341,512	2.0	1,351,807
Nexstar Broadcasting, Inc.	Senior Secured First Lien	L + 275	(1)	4.81%	09/2026	1,968,242	1,966,184	3.0	1,979,461
Sinclair Television Group Inc.	Senior Secured First Lien	L + 250	(2)	4.54%	09/2026	925,000	920,407	1.4	929,912

						7,971,912	7,948,333	12.0	8,013,605

Retailers (except Food & Drug)
Bass Pro Group, LLC	Senior Secured First Lien	L + 500	(2)	7.04%	09/2024	1,490,497	1,469,484	2.2	1,438,329
Men’s Wearhouse, Inc. (The)	Senior Secured First Lien	L + 325	(2)	5.35%	04/2025	1,488,013	1,448,310	1.9	1,264,812
Staples, Inc.	Senior Secured First Lien	L + 500	(1)	7.12%	04/2026	1,015,862	1,002,451	1.5	1,003,270

						3,994,372	3,920,245	5.6	3,706,411

Software & Services
DCert Buyer, Inc.(3)	Senior Secured First Lien	L + 400	(2)	6.05%	08/2026	2,000,000	1,995,000	3.0	1,996,250

Surface Transport
Avis Budget Car Rental, LLC	Senior Secured First Lien	L + 200	(2)	4.05%	02/2025	1,490,521	1,480,190	2.2	1,492,615
XPO Logistics, Inc.	Senior Secured First Lien	L + 200	(2)	4.04%	02/2025	500,000	493,663	0.8	503,040
XPO Logistics, Inc.	Senior Secured First Lien	L + 250	(2)	4.54%	02/2025	1,220,477	1,218,311	1.8	1,230,204

						3,210,998	3,192,164	4.8	3,225,859

Telecommunications
Avaya, Inc.	Senior Secured First Lien	L + 425	(2)	6.28%	12/2024	2,736,076	2,740,564	3.9	2,606,974
CenturyLink, Inc.	Senior Secured First Lien	L + 275	(2)	4.79%	01/2025	2,824,466	2,789,534	4.2	2,809,962
Level 3 Financing Inc.	Senior Secured First Lien	L + 225	(2)	4.29%	02/2024	3,000,000	2,999,829	4.5	3,010,320
Sprint Communications, Inc.	Senior Secured First Lien	L + 300	(2)	5.06%	02/2024	1,985,000	1,985,000	3.0	1,982,519

						10,545,542	10,514,927	15.6	10,409,775

Utilities
Brookfield WEC Holdings Inc.	Senior Secured First Lien	L + 350	(2)	5.54%	08/2025	1,604,458	1,607,146	2.4	1,611,485
Calpine Corporation	Senior Secured First Lien	L + 250	(1)	4.61%	01/2024	1,340,410	1,332,732	2.0	1,345,564
Calpine Corporation	Senior Secured First Lien	L + 275	(1)	4.86%	04/2026	1,650,862	1,641,164	2.5	1,657,160
Eastern Power, LLC	Senior Secured First Lien	L + 375	(2)	5.79%	10/2023	1,618,565	1,617,898	2.5	1,626,091
Nautilus Power, LLC	Senior Secured First Lien	L + 425	(2)	6.29%	05/2024	1,082,656	1,082,816	1.6	1,080,626
Talen Energy Supply, LLC	Senior Secured First Lien	L + 375	(2)	5.79%	07/2026	1,753,000	1,738,255	2.6	1,753,000
TEX Operations Co. LLC	Senior Secured First Lien	L + 200	(2)	4.04%	08/2023	337,003	337,559	0.5	338,478
Vistra Operations Company LLC	Senior Secured First Lien	L + 200	(2)	4.04%	12/2025	466,080	462,785	0.7	467,991

						9,853,034	9,820,355	14.8	9,880,395

Total Debt Investments United States						$257,335,439	$256,044,473	382.6%	$255,104,175

Total United States							$256,044,473	382.6%	$255,104,175

Canada
Debt Investments
Aerospace & Defense
1199169 B.C. Unlimited Liability Company	Senior Secured First Lien	L + 400	(1)	6.10%	04/2026	262,238	263,525	0.4	263,794

Air Transport
Air Canada	Senior Secured First Lien	L + 200	(2)	4.04%	10/2023	1,734,933	1,739,526	2.6	1,743,877
WestJet Airlines Ltd.(3)	Senior Secured First Lien	L + 300	(2)	5.05%	08/2026	1,263,000	1,261,997	1.9	1,273,956

						2,997,933	3,001,523	4.5	3,017,833

CBDC SENIOR LOAN FUND LLC

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*		Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Automotive
Panther BF Aggregator 2 LP	Senior Secured First Lien	L + 350	(2)	5.54%	04/2026	$1,991,800	$1,977,652	3.0%	$1,980,845

Food Service
1011778 B.C. Unlimited Liability Company	Senior Secured First Lien	L + 225	(2)	4.29%	02/2024	3,357,295	3,343,498	5.1	3,372,403

Health Care
DentalCorp Perfect Smile ULC	Senior Secured First Lien	L + 375	(2)	5.79%	06/2025	746,438	736,919	1.1	735,085

Oil & Gas
NorthRiver Midstream Finance LP	Senior Secured First Lien	L + 325	(1)	5.60%	10/2025	1,243,722	1,244,538	1.8	1,235,688

Total Debt Investments Canada						$10,599,426	$10,567,655	15.9%	$10,605,648

Total Canada							$10,567,655	15.9%	$10,605,648

Luxembourg
Debt Investments
Automotive
Belron Finance US LLC	Senior Secured First Lien	L + 225	(1)	4.46%	11/2024	943,934	944,467	1.4	948,063
Belron Finance US LLC	Senior Secured First Lien	L + 225	(1)	4.43%	11/2025	298,496	298,496	0.5	300,175

						1,242,430	1,242,963	1.9	1,248,238

Drugs
Endo Luxembourg Finance Company I S.a r.l.	Senior Secured First Lien	L + 425	(2)	6.31%	04/2024	993,017	988,163	1.3	906,908
Mallinckrodt International Finance S.A.	Senior Secured First Lien	L + 300	(1)	5.18%	02/2025	959,777	935,149	1.1	721,752

						1,952,794	1,923,312	2.4	1,628,660

Electronics/Electrical
SS&C Technologies Holdings Europe S.A.R.L.	Senior Secured First Lien	L + 225	(2)	4.29%	04/2025	1,327,641	1,328,777	2.0	1,333,749

Real Estate
Sunshine Luxembourg VII S.a r.l.(3)	Senior Secured First Lien	L + 425	(2)	6.30%	10/2026	2,250,000	2,245,995	3.4	2,263,365

Total Debt Investments Luxembourg						$6,772,865	$6,741,047	9.7%	$6,474,012

Total Luxembourg							$6,741,047	9.7%	$6,474,012

New Zealand
Debt Investments
Business Equipment & Services
Capri Finance LLC	Senior Secured First Lien	L + 300	(1)	5.26%	11/2024	1,742,427	1,724,705	2.6	1,724,454

Retailers (except Food & Drug)
Titan AcquisitionCo New Zealand Limited	Senior Secured First Lien	L + 425	(1)	6.35%	05/2026	997,500	992,715	1.5	1,002,487

Total Debt Investments New Zealand						$2,739,927	$2,717,420	4.1%	$2,726,941

Total New Zealand							$2,717,420	4.1%	$2,726,941

United Kingdom
Debt Investments
Automotive
Boing US Holdco Inc.	Senior Secured First Lien	L + 325	(2)	5.29%	10/2024	995,579	994,635	1.5	977,330

Total Debt Investments United Kingdom						$995,579	$994,635	1.5%	$977,330

Total United Kingdom							$994,635	1.5%	$977,330

Netherlands
Debt Investments
Chemicals & Plastics
Starfruit Finco B.V	Senior Secured First Lien	L + 325	(2)	5.29%	10/2025	3,582,000	3,589,066	5.3	3,516,628

Electronics/Electrical
Avast Software B.V.	Senior Secured First Lien	L + 225	(1)	4.35%	09/2023	1,358,069	1,358,655	2.0	1,367,596

Food products
Jacobs Douwe Egberts International B.V.	Senior Secured First Lien	L + 200	(2)	4.13%	11/2025	652,926	652,926	1.0	654,559

Total Debt Investments Netherlands						$5,592,995	$5,600,647	8.3%	$5,538,783

CBDC SENIOR LOAN FUND LLC

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

	Investment Type	Spread Above Index*		Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Percentage of Net Assets**	Fair Value
Total Netherlands							$5,600,647	8.3%	$5,538,783

Australia
Debt Investments
Electronics/Electrical
Eta Australia Holdings III Pty Ltd	Senior Secured First Lien	L + 400	(2)	6.04%	05/2026	$374,063	375,862	0.6	375,234

Telecommunications
Speedcast International Limited	Senior Secured First Lien	L + 275	(1)	4.85%	05/2025	1,490,568	1,470,071	1.9	1,266,983

Total Debt Investments Australia						$1,864,631	$1,845,933	2.5%	$1,642,217

Total Australia							$1,845,933	2.5%	$1,642,217

Total Investments							$284,511,810	424.6%	$283,069,106

*

The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”), Prime (“P”) or EURIBOR (“E”) and which reset daily, monthly, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect at September 30, 2019. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.

**	Percentage is based on net assets of $66,665,579 as of September 30, 2019.
(1)	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of September 30, 2019 was 2.09%.
(2)	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of September 30, 2019 was 2.02%.
(3)	Position or portion thereof unsettled as of September 30, 2019.
(4)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. See Note 8 “Commitments and Contingencies”.
(5)	The interest rate on these loans is subject to the greater of a LIBOR floor or 6 month LIBOR plus a base rate. The 6 month LIBOR as of September 30, 2019 was 2.06%.
(6)	The interest rate on these loans is subject to the greater of a LIBOR floor or 2 month LIBOR plus a base rate. The 2 month LIBOR as of September 30, 2019 was 2.07%.
(7)

The negative cost, if applicable, is the result of the capitalized discount or unfunded commitment being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount or unfunded commitment on the loan.

(8)	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 week LIBOR plus a base rate. The 1 week LIBOR as of September 30, 2019 was 1.91%.

Below is selected balance sheet information for the Senior Loan Fund as of September 30, 2019:

As of September 30, 2019 (Unaudited)
Selected Balance Sheet Information:
Total investments, at fair value	$283,069,106
Cash	7,892,000
Other assets	13,765,525

Total assets	$304,726,631

Debt	$211,764,271
Other liabilities	26,296,781

Total liabilities	$238,061,052

Members’ equity	66,665,579

Total liabilities and members’ equity	$304,726,631

Below is selected statements of operations information for the Senior Loan Fund for the three and nine months ended September 30, 2019:

	For the three months ended September 30, 2019	For the nine months ended September 30, 2019
Selected Statements of Operations Information:
Total investment income	$3,748,721	$5,915,971

Expenses
Interest and other debt financing costs	1,858,722	2,696,444
Professional fees	13,902	118,902
Other general and administrative expenses	81,154	178,255

Total expenses	1,953,778	2,993,601

Net investment income (loss)	1,794,943	2,922,370

Net realized gain (loss) on investments	42,305	85,913
Net change in unrealized appreciation (depreciation) on investments	53,431	(1,442,704)

Net increase (decrease) in members’ equity	$1,890,679	$1,565,579

Note 5. Fair Value of Financial Instruments

Investments

The following table presents fair value measurements of investments as of September 30, 2019:

Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Senior Secured First Lien	$—	$109,616,453	$435,586,123	$545,202,576
Senior Secured Second Lien	—	14,086,802	47,616,784	61,703,586
Unsecured Debt	—	—	7,403,047	7,403,047
Preferred Stock	—	—	3,815,944	3,815,944
Common Stock and Other	—	—	15,122,943	15,122,943

Subtotal	$—	$123,703,255	$509,544,841	$633,248,096
Investments Measured at NAV(1)				59,034,650

Total Investments				$692,282,746

(1)

In accordance with ASC 820-10, certain investments that are measured using the net asset value per shares (or its equivalent) as a practical expedient for fair value have not been classified in the fair value hierarchy. These investments are generally not redeemable. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.

The following table presents fair value measurements of investments as of December 31, 2018:

Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Senior Secured First Lien	$—	$62,191,471	$317,104,715	$379,296,186
Senior Secured Second Lien	—	21,940,428	53,857,218	75,797,646
Unsecured Debt	—	—	7,262,841	7,262,841
Preferred Stock	—	—	2,270,352	2,270,352
Common Stock and Other	—	—	11,536,391	11,536,391

Subtotal	$—	$84,131,899	$392,031,517	$476,163,416
Investments Measured at NAV(1)				17,178,308

Total				$493,341,724

(1)

In accordance with ASC 820-10, certain investments that are measured using the net asset value per shares (or its equivalent) as a practical expedient for fair value have not been classified in the fair value hierarchy. These investments are generally not redeemable. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the nine months ended September 30, 2019, based off of the fair value hierarchy at September 30, 2019:

	Senior Secured First Lien	Senior Secured Second Lien	Unsecured Debt	Preferred Stock	Common Stock	Total
Balance as of January 1, 2019	$317,104,715	$53,857,218	$7,262,841	$2,270,352	$11,536,391	$392,031,517
Amortized discounts/premiums	1,715,528	211,946	24,392	—	—	1,951,866
Paid in-kind interest	360,342	—	88,147	—	—	448,489
Net realized gain (loss)	(601,536)	—	—	—	96,449	(505,087)
Net change in unrealized appreciation (depreciation)	1,840,667	(5,668,038)	27,667	222,098	2,540,505	(1,037,101)
Purchases	204,861,465	2,425,001	—	1,323,494	1,149,234	209,759,194
Sales/return of capital/principal repayments/paydowns	(71,572,322)	(3,209,343)	—	—	(199,636)	(74,981,301)
Transfers in	—	—	—	—	—	—
Transfers out	(18,122,736)	—	—	—	—	(18,122,736)

Balance as of September 30, 2019	$435,586,123	$47,616,784	$7,403,047	$3,815,944	$15,122,943	$509,544,841

Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2019	$2,206,473	$(6,926,004)	$(282,350)	$222,098	$2,571,395	$(2,208,388)

During the nine months ended September 30, 2019, the Company recorded $18,122,736 in transfers from Level 3 to Level 2 and $0 in transfers from Level 2 to Level 3 due to an increase and a decrease in observable inputs in market data.

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the nine months ended September 30, 2018, based off of the fair value hierarchy at September 30, 2018:

	Senior Secured First Lien	Senior Secured Second Lien	Unsecured Debt	Preferred Stock	Common Stock	Total
Balance as of January 1, 2018	$153,914,784	$46,631,702	$5,641,565	$2,011,108	$7,923,331	$216,122,490
Amortized discounts/premiums	795,904	243,015	16,164	—	—	1,055,083
Paid in-kind interest	133,635	—	76,807	—	—	210,442
Net realized gain (loss)	(85,063)	(6,245)	—	—	—	(91,308)
Net change in unrealized appreciation (depreciation)	1,043,369	(1,929,108)	(31,533)	191,951	(98,296)	(823,617)
Purchases	162,306,959	14,933,301	1,536,985	—	1,902,252	180,679,497
Sales/return of capital/principal repayments/paydowns	(51,508,793)	(15,652,247)	—	—	—	(67,161,040)
Transfers in	16,479,157	11,487,981	—	—	—	27,967,138
Transfers out	—	—	—	—	—	—

Balance as of September 30, 2018	$283,079,952	$55,708,399	$7,239,988	$2,203,059	$9,727,287	$357,958,685

Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2018	$1,899,971	$(1,837,606)	$(31,533)	$191,951	$(98,296)	$124,487

During the nine months ended September 30, 2018, the Company recorded $0 in transfers from Level 3 to Level 2 and $27,967,138 in transfers from Level 2 to Level 3 due to an increase and a decrease in observable inputs in market data.

The following tables present the fair value of Level 3 investments and the ranges of significant unobservable inputs used to value the Company’s Level 3 investments as of September 30, 2019 and December 31, 2018. These ranges represent the significant unobservable inputs that were used in the valuation of each type of investment. These inputs are not representative of the inputs that could have been used in the valuation of any one investment. For example, the highest market yield presented in the table for senior secured first lien investments is appropriate for valuing a specific investment but may not be appropriate for valuing any other investment. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 investments.

Quantitative information about Level 3 Fair Value Measurements

	Fair value as of September 30, 2019	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Senior Secured First Lien	$340,998,698	Discounted Cash Flows	Discount Rate	6.1%-12.4%(7.7%)
	$7,369,267	Enterprise Value	Comparable EBITDA Multiple	9.6x
	$87,218,158	Broker Quoted	Broker Quote	N/A
Senior Secured Second Lien	$39,196,534	Discounted Cash Flows	Discount Rate	9.2%-17.7%(11.0%)
	$8,420,250	Enterprise Value	Comparable EBITDA Multiple	10.6x-10.8x(10.7x)
Unsecured Debt	$7,403,047	Discounted Cash Flows	Discount Rate	11.0%-15.1%(11.5%)
Preferred Stock	$3,815,944	Market Multiple	Comparable EBITDA Multiple	12.6x-18.2x(16.4x)
Common Stock	$15,122,943	Market Multiple	Comparable EBITDA Multiple	7.6x-18.2x(13.1x)

Quantitative information about Level 3 Fair Value Measurements

	Fair value as of December 31, 2018	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Senior Secured First Lien	$237,842,174	Discounted Cash Flows	Discount Rate	6.8%-11.8%(8.4%)
	$6,299,473	Enterprise Value	Comparable EBITDA Multiple	9.1x
	$73,111,885	Broker Quoted	Broker Quote	N/A
Senior Secured Second Lien	$53,857,218	Discounted Cash Flows	Discount Rate	7.2%-28.6%(13.8%)
Unsecured Debt	$7,262,841	Discounted Cash Flows	Discount Rate	11.0%-16.8%(11.6%)
Preferred Stock	$2,270,352	Market Multiple	Comparable EBITDA Multiple	15.0x
Common Stock	$11,536,391	Market Multiple	Comparable EBITDA Multiple	7.2x-15.1x(12.4x)

As noted above, the discounted cash flows and market multiple approaches were used in the determination of fair value of certain Level 3 assets as of September 30, 2019 and December 31, 2018. The significant unobservable inputs used in the discounted cash flow approach is the discount rate used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. An increase in the discount rate would result in a decrease in the fair value. Included in the consideration and selection of discount rates is risk of default, rating of the investment, call provisions and comparable company investments. The significant unobservable inputs used in the market multiple approach are the multiples of similar companies’ earnings before income taxes, depreciation and amortization (“EBITDA”) and comparable market transactions. Increases or decreases in market EBITDA multiples would result in an increase or decrease in the fair value.

Financial Instruments Not Carried at Fair Value

Debt

The carrying value of the Company’s debt, as of September 30, 2019 and December 31, 2018, approximates its fair value as the debt, issued at market terms, includes variable interest rates, as discussed in Note 6.

Note 6. Debt

Debt consisted of the following as of September 30, 2019 and December 31, 2018:

	September 30, 2019
($ in millions)	Aggregate Principal Amount Committed	Drawn Amount(4)	Amount Available(1)	Carrying Value
SPV Asset Facility	$250.0	$239.0	$11.0	$239.0
Corporate Revolving Facility	200.0	84.2	115.8	84.2

Total Debt	$450.0	$323.2	$126.8	$323.2

	December 31, 2018
($ in millions)	Aggregate Principal Amount Committed	Drawn Amount(4)	Amount Available(1)	Carrying Value(2)
SPV Asset Facility	$175.0	$159.6	$15.4	$159.6
Revolving Credit Facility II(3)(5)(6)	85.0	78.3	7.2	77.8

Total Debt	$260.0	$237.9	$22.6	$237.4

(1)	The amount available is subject to any limitations related to the respective debt facilities’ borrowing bases and foreign currency translation adjustments.
(2)

The difference between the drawn amount and the carrying value is attributable to the effect of foreign currency rates as of the balance sheet dates versus foreign currency rates at the time of the respective non-USD borrowings. Carrying value excludes unamortized deferred financing costs.

(3)	The Company had outstanding debt denominated in Pound Sterling (GBP) of 2.5 million on its Revolving Credit Facility II.
(4)	For borrowings in non-USD, the drawn amount represents the USD equivalent at the time of borrowing (i.e. cost).
(5)	Total drawn amount payable after the effect of foreign currency translation as of December 31, 2018, was $77,751,742.
(6)	The Company had outstanding debt denominated in (EUR) of 1.8 million on its Revolving Credit Facility II.

As of September 30, 2019 and December 31, 2018, the Company was in compliance with the terms and covenants of its debt arrangements.

SPV Asset Facility

On March 28, 2016 CCAP SPV entered into a loan and security agreement (the “SPV Asset Facility”) with the Company as the collateral manager, seller and equityholder, CCAP SPV as the borrower, the banks and other financial institutions from time to time party thereto as lenders, and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, collateral agent, and lender. The SPV Asset Facility is effective as of March 28, 2016. On February 8, 2017, the Company amended the SPV Asset Facility increasing the facility limit from $75 million to $125 million. On September 28, 2018, the Company further amended the SPV Asset Facility increasing the facility limit from $125 million to $175 million and extending the maturity date to September 28, 2023. On April 9, 2019 the Company further amended the SPV Asset Facility increasing the Facility limit from $175 million to $250 million.

The maximum commitment amount under the SPV Asset Facility is $250 million, and may be increased with the consent of Wells Fargo or reduced upon request of the Company. Proceeds of the advances under the SPV Asset Facility may be used to acquire portfolio investments, to make distributions to the Company in accordance with the SPV Asset Facility, and to pay related expenses. The maturity date is the earlier of: (a) the date the Borrower voluntarily reduces the commitments to zero, (b) the Facility Maturity Date (September 28, 2023) and (c) the date upon which Wells Fargo declares the obligations due and payable after the occurrence of an Event of

Default. Borrowings under the SPV Asset Facility bear interest at London Interbank Offered Rate (“LIBOR”) plus a margin with no LIBOR floor. The Company pays unused facility fees of 0.50% per annum on committed but undrawn amounts under the SPV Asset Facility. The SPV Asset Facility includes customary covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

Also on March 28, 2016, the Company, as Seller, and CCAP SPV, as Purchaser, entered into a loan sale agreement whereby the Company will sell certain assets to CCAP SPV. CCAP SPV will be consolidated into the Company’s financial statements and no gain or loss is expected to result from the sale of assets to CCAP SPV. The Company retains a residual interest in assets contributed to or acquired by CCAP SPV through its 100% ownership of CCAP SPV. The facility size is subject to availability under the borrowing base, which is based on the amount of CCAP SPV’s assets from time to time, and satisfaction of certain conditions, including an asset coverage test and certain concentration limits.

Costs incurred in connection with obtaining the SPV Asset Facility have been recorded as deferred financing costs and are being amortized over the life of the SPV Asset Facility on an effective yield basis. As of September 30, 2019 and December 31, 2018, deferred financing costs related to the SPV Asset Facility were $1,707,039 and $1,636,402, respectively, and were included in debt on the Consolidated Statements of Assets and Liabilities.

Corporate Revolving Facility

On August 20, 2019, the Company entered into the “Corporate Revolving Facility” with Ally Bank (“Ally”), as Administrative Agent and Arranger. Proceeds of the advances under the Revolving Credit Agreement may be used to acquire portfolio investments, to make distributions to the Company in accordance with the Revolving Credit Agreement and to pay related expenses. The maximum principal amount of the Corporate Revolving Facility is $200 million, subject to availability under the borrowing base.

Borrowings under the Corporate Revolving Facility bear interest at LIBOR plus a margin. The Company pays unused facility fees of 0.50% per annum on committed but undrawn amounts under the Corporate Revolving Facility. Interest is payable monthly in arrears. Any amounts borrowed under the Corporate Revolving Facility, and all accrued and unpaid interest, will be due and payable, on August 20, 2024.

Costs incurred in connection with obtaining the SPV Asset Facility have been recorded as deferred financing costs and are being amortized over the life of the Corporate Revolving Facility on an effective yield basis. As of September 30, 2019 and December 31, 2018, deferred financing costs related to the Corporate Revolving Facility were $2,047,970 and $0, respectively, and were included in debt on the Consolidated Statements of Assets and Liabilities.

Revolving Credit Facility II

On June 29, 2017, the Company entered into the “Revolving Credit Facility II” with Capital One, National Association (“CONA”), as Administrative Agent, Lead Arranger, Managing Agent and Committed Lender. Proceeds from the Revolving Credit Facility II may be used for investment activities, expenses, working capital requirements and general corporate purposes. The Company’s obligations to the Committed Lender are secured by a first priority security interest in the unused capital commitments (See Note 8. Commitments, Contingencies and Indemnifications) and certain investments and cash held by the Company. The Revolving Credit Facility II contains certain covenants, including, but not limited to maintaining an asset coverage ratio of total assets to total borrowings of at least 2 to 1. The maximum principal amount of the Revolving Credit Facility II is $85 million, subject to availability under the borrowing base.

Borrowings under the Revolving Credit Facility II bear interest at the London Interbank Offered Rate (“LIBOR”) plus a margin with no LIBOR floor. The Company may elect either the LIBOR or prime rate at the time of draw-down, and loans may be converted from one rate to another at any time, subject to certain conditions. The Company pays unused facility fees of 0.20% per annum on committed but undrawn amounts under the Revolving Credit Facility II. Interest is payable monthly in arrears. On June 28, 2018, the Company amended the Revolving Credit Facility II increasing the facility limit from $75 million to $85 million and extending the maturity date to June 29, 2019. On June 13, 2019, the Company further amended the Revolving Credit Facility II by extending the maturity date to September 29, 2019. The Company paid down in full and terminated the Revolving Credit Facility II on August 20, 2019.

Costs incurred in connection with obtaining the Revolving Credit Facility II have been recorded as deferred financing costs and are being amortized over the life of the Revolving Credit Facility II on an effective yield basis. As of September 30, 2019 and December 31, 2018, deferred financing costs related to the Revolving Credit Facility II were $0 and $58,791, respectively, and were included in debt on the Consolidated Statements of Assets and Liabilities.

The summary information regarding the SPV Asset Facility, Corporate Revolving Facility, and the Revolving Credit Facility II for the three and nine months ended September 30, 2019 and 2018 were as follows:

	For the three months ended September 30,		For the nine months ended September 30,
	2019	2018	2019	2018
Borrowing interest expense	$3,187,485	$1,958,201	$8,653,822	$5,065,592
Unused facility fees	59,619	24,401	161,472	133,117
Amortization of upfront commitment fees	254,700	161,944	642,921	477,338
Amortization of deferred financing costs	21,937	30,656	47,764	107,323

Total interest and credit facility expenses	$3,523,741	$2,175,202	$9,505,979	$5,783,370

Weighted average interest rate	4.34%	4.08%	4.46%	3.99%
Weighted average outstanding balance	$291,527,885	$190,528,564	$259,586,871	$169,851,030

Note 7. Derivatives

The Company enters into foreign currency forward contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies.

In order to better define its contractual rights and to secure rights that will help the Company mitigate its counterparty risk, the Company may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Company and a counterparty that governs OTC derivatives, including foreign currency forward contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Company and cash collateral received from the counterparty, if any, is included in the Consolidated Statement of Assets and Liabilities as due to/due from broker. There has been no cash collateral received or paid from the counterparty. The Company minimizes counterparty credit risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For the nine months ended September 30, 2019, the Company’s average USD notional exposure to foreign currency forward contracts was $21,866,295. The Company did not hold any derivative instruments prior to December 7, 2018.

The following table sets forth the Company’s net exposure to foreign currency forward contracts that are subject to ISDA Master Agreements or similar agreements as of September 30, 2019 and December 31, 2018.

As of September 30, 2019:

Counterparty	Gross Amount of Assets on the Consolidated Statements of Assets and Liabilities	Gross Amount of (Liabilities) on the Consolidated Statements of Assets and Liabilities	Net Amount of Assets or (Liabilities) Presented on the Consolidated Statements of Assets and Liabilities	Collateral (Received) Pledged(1)	Net Amounts(2)
Wells Fargo Bank, N.A.	$1,504,258	$—	$1,504,258	$—	$1,504,258

Total	$1,504,258	$—	$1,504,258	$—	$1,504,258

As of December 31, 2018:

Counterparty	Gross Amount of Assets on the Consolidated Statements of Assets and Liabilities	Gross Amount of (Liabilities) on the Consolidated Statements of Assets and Liabilities	Net Amount of Assets or (Liabilities) Presented on the Consolidated Statements of Assets and Liabilities	Collateral (Received) Pledged(1)	Net Amounts(2)
Wells Fargo Bank, N.A.	$17,406	$—	$17,406	$—	$17,406

Total	$17,406	$—	$17,406	$—	$17,406

(1)	Amount excludes excess cash collateral paid.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual setoff rights under the agreement. Net amount excludes any over-collateralized amounts.

The effect of transactions in derivative instruments to the Consolidated Statements of Operations for the three and nine months ended September 30, 2019 was as follows:

	For the three months ended September 30, 2019	For the nine months ended September 30, 2019
Net realized gain (loss) on foreign currency forward contracts	$—	$—
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	1,204,871	1,486,852

Total net realized and unrealized gains (losses) on foreign currency forward contracts	$1,204,871	$1,486,852

The Company did not hold any derivative instruments during the nine months ended September 30, 2018.

Note 8. Commitments, Contingencies and Indemnifications

The Company’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of September 30, 2019 and December 31, 2018, the Company had unfunded commitments denominated in USD totaling $66,844,015 and $50,145,587, respectively, under loan and financing agreements. The Company had outstanding unfunded commitments denominated in GBP totaling £3,932,584 and £4,183,722 at September 30, 2019 and December 31, 2018, respectively. The Company also had outstanding unfunded commitments denominated in EUR total €1,867,515 and €0 at September 30, 2019 and December 31, 2018, respectively.

Other Commitments and Contingencies

As of September 30, 2019, the Company had $423.6 million in total capital commitments from investors. Of this amount, $10.0 million was from Crescent Capital Group LP (“CCG LP”) and its affiliates. The remaining unfunded capital commitments totaled $36.6 million as of September 30, 2019.

Up to June 25, 2015, the Company’s efforts had been limited to organizational activities, the cost of which has been borne by the Advisor. The Company has agreed to repay the Advisor for initial organization costs and equity offering costs incurred prior to the commencement of its operations up to a maximum of $1.5 million on a pro rata basis over the first $350 million of invested capital not to exceed 3 years from the initial capital commitment. The Advisor incurred costs on behalf of the Company of $794,450 of equity offering costs and $567,895 of organization costs through Commencement. For the nine months ended September 30, 2019, the Advisor allocated to the Company $190,668 of equity offering costs and $136,295 of organization costs, of which $108,988 was included in Due to Advisor on the Consolidated Statements of Assets and Liabilities at September 30, 2019. Since June 26, 2015 (Commencement) through September 30, 2019, the Advisor has allocated to the Company $794,450 of equity offering costs and $567,895 of organization costs.

In the normal course of business, the Company enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Company under these arrangements is unknown as it would involve future claims that may be made against the Company; however, based on the Company’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Company has not accrued any liability in connection with such indemnifications.

Note 9. Stockholders’ Equity

Since commencement, the Company has entered into subscription agreements (collectively, the “Subscription Agreements”) with several investors, including CCG LP and its affiliates, providing for the private placement of the Company’s common stock. Under the terms of the Subscription Agreements, investors are required to fund capital drawdowns to purchase the Company’s common stock up to the amount of their respective capital commitments on an as-needed basis as determined by the Company with a minimum of 10 business days’ prior notice. The remaining unfunded capital commitments related to these Subscription Agreements totaled $36.6 million and $139.6 million as of September 30, 2019 and December 31, 2018, respectively.

The following table summarizes the total shares issued and amount received related to capital drawdowns delivered pursuant to the Subscription Agreements during the nine months ended September 30, 2019 and 2018:

	For the nine months ended September 30, 2019
Quarter Ended	Shares	Amount
September 30, 2019	3,284,155	$65,000,000
June 30, 2019	1,524,312	30,000,000
March 31, 2019	1,330,128	26,000,000

Total Capital Drawdowns	6,138,595	$121,000,000

	For the nine months ended September 30, 2018
Quarter Ended	Shares	Amount
September 30, 2018	1,249,626	$25,000,000
June 30, 2018	991,916	20,000,000
March 31, 2018	741,876	15,000,000

Total Capital Drawdowns	2,983,418	$60,000,000

Prior to the listing of the Company’s shares on an exchange, stockholders who “opt in” to the Company’s dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of the Company’s common stock, rather than receiving cash dividends and distributions. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the cash dividend or distribution payable to a stockholder by the net asset value per share of the common stock as of the last day of the Company’s fiscal quarter or such other date and price per share as determined by the Board preceding the date such dividend was declared.

The Company has authorized 200,000,000 shares of its common stock with a par value of $0.001 per share. The Company has authorized 10,000 shares of its preferred stock with a par value of $0.001 per share. Shares of preferred stock have not been issued. On February 5, 2015, the Company issued 1,000 common shares to CCG LP. On April 15, 2015, CCG LP contributed $499,000 of additional paid-in-capital to the Company. On June 29, 2015, CCG LP exchanged its 1,000 shares issued on February 5, 2015 for 25,000 common shares, which were subsequently redeemed on June 30, 2015.

At September 30, 2019 and December 31, 2018, CCG LP and its affiliates owned 2.35% and 2.50%, respectively, of the outstanding common shares of the Company.

For the nine months ended September 30, 2019, distributions made by the Company are as follows:

Quarter Ended	Total Amount	Per Share Amount
September 30, 2019	$8,015,361	$0.41
June 30, 2019	$6,660,776	$0.41
March 31, 2019	$6,028,462	$0.41

For the nine months ended September 30, 2018, distributions made by the Company are as follows:

Quarter Ended	Total Amount	Per Share Amount
September 30, 2018	$4,464,639	$0.38
June 30, 2018	$3,876,874	$0.37
March 31, 2018	$3,035,614	$0.32

Note 10. Earnings Per Share

In accordance with the provisions of ASC Topic 260 — Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of September 30, 2019 and December 31, 2018, there are no dilutive shares.

The following table sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the following periods:

	For the three months ended September 30,		For the nine months ended September 30,
	2019	2018	2019	2018
Net increase (decrease) in net assets resulting from operations	$2,727,730	$4,804,187	$20,100,754	$9,921,121
Weighted average common shares outstanding	18,810,099	11,394,307	16,341,911	10,043,636
Net increase (decrease) in net assets resulting from operations per common share-basic and diluted	$0.15	$0.42	$1.23	$0.99

Note 11. Income Taxes

As of September 30, 2019, the Company’s aggregate investment unrealized appreciation and depreciation for federal income tax purposes was:

Tax cost	$702,900,401

Gross unrealized appreciation	$13,413,279
Gross unrealized depreciation	(24,030,934)

Net unrealized investment depreciation	$(10,617,655)

As of December 31, 2018, the Company’s aggregate investment unrealized appreciation and depreciation for federal income tax purposes was:

Tax cost	$501,196,978

Gross unrealized appreciation	$8,332,193
Gross unrealized depreciation	(16,187,447)

Net unrealized investment depreciation	$(7,855,254)

Note 12. Financial Highlights

Below is the schedule of financial highlights of the Company for the nine months ended September 30, 2019 and 2018, relating to the common shares issued through September 30, 2019 pursuant to the Subscription Agreements:

	For the nine months ended September 30, 2019	For the nine months ended September 30, 2018
Per Share Data:(1)
Net asset value, beginning of period	$19.43	$20.10

Net investment income after tax	1.43	1.17
Net realized and unrealized gains (losses) on investments(2)	(0.14)	(0.20)

Net increase (decrease) in net assets resulting from operations	1.29	0.97

Distributions declared from net investment income(3)	(1.23)	(1.08)
Offering costs	(0.01)	(0.02)

Total increase (decrease) in net assets	0.05	(0.13)

Net asset value, end of period	$19.48	$19.97
Shares outstanding, end of period	19,549,661	11,599,480
Weighted average shares outstanding	16,341,911	10,043,636
Total return(4)(5)	8.79%	6.32%

Ratio/Supplemental Data:
Net assets, end of period	$380,823,180	$231,588,668
Ratio of total expenses to average net assets(6)(7)	6.63%	7.39%
Ratio of expenses (without incentive fees and interest and other debt expenses) to average net assets(6)	2.54%	3.13%
Ratio of net investment income to average net assets(6)	10.10%	7.93%
Ratio of interest and credit facility expenses to average net assets(5)	4.10%	3.89%
Ratio of incentive fees to average net assets(5)	1.51%	0.37%
Ratio of portfolio turnover to average investments at fair value(8)	16.80%	21.92%
Asset coverage ratio(9)	2.17	2.12

(1)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.
(2)	The amount shown does not correspond with the aggregate realized and unrealized gains (losses) on investment transactions for the period as it includes the effect of the timing of equity issuances.
(3)	The per share data for distributions per share reflects the actual amount of distributions declared per share for the applicable periods.
(4)

Total return based on net asset value is calculated as the change in net asset value per share during the period plus declared dividends per share during the period, divided by the beginning net asset value per share.

(5)	Annualized.
(6)	Annualized except for organization expenses.
(7)

The ratio of total expenses to average net assets in the table above reflects the Advisor’s voluntary waivers of its right to receive a portion of the management fees and income incentive fees with respect to the Company’s ownership in GACP II. Excluding the effects of waivers, the ratio of total expenses to average net assets would have been 6.68% for the nine months ended September 30, 2019. The GACP II investment was made after September 30, 2018, and as such, the ratio for September 30, 2018 is not affected.

(8)	Not annualized.
(9)	Asset coverage ratio is equal to (i) the sum of (A) net assets at end of period and (B) total debt outstanding at end of period, divided by (ii) total debt outstanding at the end of the period.

Note 13. Alcentra Capital Acquisition

On August 12, 2019, the Company entered into an Agreement and Plan of Merger (as amended on September 27, 2019, the “Merger Agreement”) to acquire Alcentra Capital Corporation (“Alcentra Capital”) in a cash and stock transaction (the “Alcentra Acquisition”). The boards of directors of both companies have each unanimously approved the Alcentra Acquisition.

Upon the completion of the Alcentra Acquisition, each share of Alcentra Capital common stock issued and outstanding immediately prior to the effective time of the Alcentra Acquisition will be converted into the right to receive from the Company, in accordance with the Merger Agreement, (a) approximately $1.50 per share in cash consideration (less certain special dividends (including tax dividends) expected to be declared by Alcentra Capital after the date of the Merger Agreement), and (b) stock consideration at the fixed exchange ratio of 0.4041 shares, par value $0.001 per share, of the Company’s common stock (the “Exchange Ratio”) (and, if applicable, cash in lieu of fractional shares of the Company’s common stock). The Exchange Ratio was fixed on the date of the Merger Agreement, and is not subject to adjustment based on changes in the trading price of Alcentra Capital’s common stock before the closing of the Alcentra Acquisition. Based on the number of shares of Alcentra Capital common stock outstanding on the date of the Merger Agreement, the above would result in approximately 5.2 million of the Company’s shares being exchanged for approximately 12.9 million outstanding shares of Alcentra Capital common stock, subject to adjustment in certain limited circumstances.

The completion of the Alcentra Acquisition is subject to certain conditions, including, among others, Alcentra Capital stockholder approval, Company stockholder approval, required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) (early termination of the waiting period was granted on September 10, 2019), and other customary closing conditions.

Additionally, on August 12, 2019, the Company entered into an agreement with the Advisor (the “Transaction Support Agreement”) in connection with the Alcentra Acquisition. Under the terms of the Transaction Support Agreement, the Advisor will (a) provide $21.6 million of cash consideration, or approximately $1.68 per share of Alcentra Capital common stock, payable to Alcentra Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing, (b) enter into an amendment to our Investment Advisory Agreement to (i) reduce the management fee from 1.5% to 1.25%, (ii) increase the incentive fee hurdle from 6% to 7% annualized, (iii) waive a portion of the management fee for the six quarters after the transaction so that only 0.75% shall be charged for such time period, and (iv) waive the income based portion of the incentive fee for the six quarters after the transaction and (c) fund up to $1.4 million of expenses that the Company incurs in connection with completing the Alcentra Acquisition. The financial support contemplated by the Transaction Support Agreement is conditioned upon completion of the Alcentra Acquisition, which is subject to the closing conditions described above.

The Company has incurred $1.1 million of transaction expenses in connection with the proposed merger. Transaction expenses are being capitalized and are included in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities.

Note 14. Subsequent Events

The Company’s management evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There has been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the consolidated financial statements as of September 30, 2019 and for the nine months ended September 30, 2019.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors Alcentra Capital Corporation and Subsidiary:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of Alcentra Capital Corporation and Subsidiary (the Company), including the consolidated schedules of investments, as of December 31, 2018 and 2017, the related consolidated statements of operations, changes in net assets and cash flows for each of the years in the three-year period then ended December 31, 2018, and the related notes (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations, changes in net assets and cash flows for each of the years in the three-year period ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that weplan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, norwere we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Such procedures also included confirmation of securities owned as of December 31, 2018 and 2017, by correspondence with portfolio companies, or by other appropriate audit procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2007.

New York, New York

March 11, 2019

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Assets and Liabilities

	As of December 31, 2018	As of December 31, 2017
Assets
Portfolio investments, at fair value
Non-controlled, non-affiliated investments, at fair value (cost of $212,280,172 and $265,675,598, respectively)	$205,411,779	$252,325,403
Non-controlled, affiliated investments, at fair value (cost of $26,385,612 and $51,734,635, respectively)	12,980,016	19,972,905
Controlled, affiliated investments, at fair value (cost $15,212,562 and $15,806,301, respectively)	16,406,021	15,256,237
Cash	11,049,499	13,882,956
Dividends and interest receivable	454,883	1,942,300
Receivable for investments sold	644,733	669,733
Deferred financing costs	1,366,393	514,241
Deferred tax asset	5,385,694	4,934,962
Income tax asset	—	748,408
Prepaid expenses and other assets	79,410	79,005

Total Assets	$253,778,428	$310,326,150

Liabilities
Credit facility payable	$28,536,441	$89,703,273
Notes payable (net of deferred note offering costs of $855,433 and $1,252,165, respectively)	54,144,567	53,747,835
Payable for investments purchased	18,550,000	—
Other accrued expenses and liabilities	535,096	447,589
Directors’ fees payable	36,125	68,917
Professional fees payable	554,173	548,455
Interest and credit facility expense payable	1,069,139	1,248,791
Management fee payable	765,659	1,265,172
Income-based incentive fees payable	890,796	1,294,985
Distributions payable	2,433,102	3,561,305
Unearned structuring fee revenue	81,643	725,653
Income tax liability	379,155	—

Total Liabilities	107,975,896	152,611,975

Commitments and Contingencies (Note 12)
Net Assets
Common stock, par value $0.001 per share (100,000,000 shares authorized, 13,105,295 and 14,222,945 shares outstanding, respectively)	13,105	14,223
Additional paid-in capital	198,594,662	206,570,701
Distributable earnings (accumulated loss)	(52,805,235)	(48,870,749)

Total Net Assets	145,802,532	157,714,175

Total Liabilities and Net Assets	$253,778,428	$310,326,150

Net Asset Value Per Share	$11.13	$11.09

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Operations

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Investment Income:
From non-controlled, non-affiliated investments:
Interest income from portfolio investments	$22,735,612	$23,917,956	$25,178,890
Paid-in-kind interest income from portfolio investments	504,139	1,156,486	3,182,683
Other income from portfolio investments	2,951,990	2,228,104	2,475,976
Dividend income from portfolio investments	123,024	171,083	82,777
From non-controlled, affiliated investments:
Interest income from portfolio investments	306,204	1,318,924	2,742,054
Paid in-kind income from portfolio investments	406,622	2,209,418	2,365,373
Other income from portfolio investments	—	—	2,352,766
From controlled, affiliated investments:
Interest income from portfolio investments	1,940,389	1,665,409	1,566,173
Paid in-kind income from portfolio investments	—	684,129	655,907
Other income from portfolio investments	—	—	—

Total investment income	28,967,980	33,351,509	40,602,599

Expenses:
Management fees	4,133,136	4,975,349	5,209,684
Income-based incentive fees	(404,189)	638,244	3,255,167
Professional fees	1,632,155	1,248,715	1,227,977
Valuation services	205,624	314,432	236,904
Interest and credit facility expense	6,649,567	6,434,924	5,657,154
Amortization of deferred financing costs	546,157	912,710	1,154,343
Directors’ fees	428,161	341,680	296,809
Insurance expense	226,658	239,048	264,209
Amortization of deferred note offering costs	438,732	473,768	193,357
Consulting fees	655,923	—	—
Other expenses	959,306	778,920	697,809

Total expenses	15,471,230	16,357,790	18,193,413
Waiver of management fees	(419,640)	(1,330,420)	—

Net expenses	15,051,590	15,027,370	18,193,413

Net investment income	13,916,390	18,324,139	22,409,186

Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) From Portfolio Investments
Net realized gain (loss) on:
Non-controlled, non-affiliated investments	(10,862,366)	(11,434,891)	(4,018,220)
Non-controlled, affiliated investments	(24,543,812)	—	11,019,205
Controlled, affiliated investments	—	—	(11,282,968)
Foreign currency transactions	46,940	—	—

Net realized gain (loss) from portfolio investments	(35,359,238)	(11,434,891)	(4,281,983)

Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	6,481,802	(4,593,273)	(10,390,732)
Non-controlled, affiliated investments	18,356,134	(24,121,074)	(10,458,180)
Controlled, affiliated investments	1,743,523	115,477	10,875,915
Foreign currency translation	(64,288)	—	—

Net change in unrealized appreciation (depreciation) from portfolio investments and foreign currency translation	26,517,171	(28,598,870)	(9,972,997)

Benefit (Provision) for income taxes on unrealized gain (loss) on investments	447,809	2,607,880	635,580
Net realized gain (loss) and net change in unrealized appreciation (depreciation) from portfolio investments	(8,394,258)	(37,425,881)	(13,619,400)

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,522,132	$(19,101,742)	$8,789,786

Basic and diluted:
Net investment income per share	$1.01	$1.32	$1.66
Earnings (loss) per share	$0.40	$(1.37)	$0.65
Weighted Average Shares of Common Stock Outstanding	13,721,109	13,928,869	13,496,128

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Changes in Net Assets

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Increase (decrease) in net assets resulting from operations
Net investment income	$13,916,390	$18,324,139	$22,409,186
Net realized gain (loss) on investments and foreign currency transactions	(35,359,238)	(11,434,891)	(4,281,983)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	26,517,171	(28,598,870)	(9,972,997)
Benefit (Provision) for income taxes on unrealized gain (loss) on investments	447,809	2,607,880	635,580

Net increase (decrease) in net assets resulting from operations	5,522,132	(19,101,742)	8,789,786
Capital transactions
Offering costs	—	—	(165,635)
Issuance of common stock (0, 808,161 and 0 shares, respectively)	—	10,853,602	—
Repurchase of common stock (1,117,650, 36,849 and 65,133 shares, respectively)	(7,541,360)	(342,510)	(775,622)

Net increase (decrease) in net assets resulting from capital transactions	(7,541,360)	10,511,092	(941,257)
Distributions to shareholders	(9,892,415)	(18,219,766)	(18,356,149)
Total increase (decrease) in net assets	(11,911,643)	(26,810,416)	(10,507,620)
Net assets at beginning of year	157,714,175	184,524,591	195,032,211

Net assets at end of year	$145,802,532	$157,714,175	$184,524,591

Dividends declared per common share:	$0.720	$1.300	$1.360

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Cash Flows

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Cash Flows from Operating Activities
Net increase/(decrease) in net assets resulting from operations	$5,522,132	$(19,101,742)	$8,789,786
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized loss from portfolio investments	35,406,178	11,434,891	4,281,983
Net change in unrealized (appreciation) depreciation of portfolio investments	(26,581,459)	28,598,870	9,972,997
Deferred tax asset	(450,732)	(3,670,151)	117,597
Paid in-kind interest income from portfolio investments	(910,761)	(4,050,033)	(6,203,963)
Accretion of discount on debt securities	(923,726)	(1,905,751)	(1,225,834)
Purchases of portfolio investments	(104,847,346)	(135,508,569)	(145,561,983)
Net proceeds from sales/return of capital of portfolio investments	150,613,843	90,148,997	158,805,461
Amortization of deferred financing costs	546,157	912,710	1,154,343
Amortization of deferred note offering costs	438,732	473,768	193,357
(Increase) decrease in operating assets:
Dividends and interest receivable	1,487,417	1,298,340	(633,435)
Receivable for investments sold	25,000	1,469,730	(2,139,463)
Income tax asset	748,408	(748,408)	—
Prepaid expenses and other assets	(405)	21,765	12,960
Increase (decrease) in operating liabilities:
Payable for investments purchased	18,550,000	—	—
Other accrued expenses and liabilities	87,507	165,424	10,364
Directors’ fees payable	(32,792)	(26,083)	57,975
Professional fees payable	5,718	216,588	(149,466)
Interest and credit facility expense payable	(179,652)	240,664	194,905
Management fee payable	(499,513)	(36,419)	(622)
Income-based incentive fees payable	(404,189)	(776,676)	989,864
Unearned structuring fee revenue	(644,010)	(449,666)	485,742
Income tax liability	379,155	(182,699)	(660,113)

Net cash provided by (used in) operating activities	78,335,662	(31,474,450)	28,492,455

Cash Flows from Financing Activities
Issuance of common stock	—	10,853,602	—
Financing costs paid	(1,398,309)	(139,144)	(258,269)
Offering costs paid	(42,000)	(230,871)	(697,432)
Proceeds from credit facility payable	63,855,160	117,820,000	116,375,000
Repayments of credit facility payable	(124,957,704)	(67,250,000)	(140,746,465)
Proceeds from notes payable	—	—	15,000,000
Distributions paid to shareholders	(11,020,618)	(19,245,277)	(18,365,033)
Repurchase of common stock	(7,541,360)	(342,510)	(775,622)

Net cash provided by (used in) financing activities	(81,104,831)	41,465,800	(29,467,821)

Effect of exchange rate changes on cash denominated in foreign currency	(64,288)	—	—
Increase (decrease) in cash and cash equivalents	(2,833,457)	9,991,350	(975,366)
Cash at beginning of year	13,882,956	3,891,606	4,866,972

Cash and Cash Equivalents at End of Year	$11,049,499	$13,882,956	$3,891,606

Supplemental and non-cash financing activities:
Cash paid during the year for interest	$6,829,219	$6,194,260	$5,462,249
Accrued offering costs	$2,485	$2,485	$2,485
Accrued distributions payable	$2,433,102	$3,561,305	$4,586,816

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments

As of December 31, 2018

Company(+)***	Industry	Spread Above Index	Base Rate Floor	Interest Rate	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 140.89%
Senior Secured — First Lien — 106.14%
Black Diamond Oilfield Rentals, LLC(2),(3),(15)	Oil & Gas Services	LIBOR + 6.50%	1.00%	8.90%	12/17/2020	11,385,109	$11,385,109	$11,382,254	7.81%
Cambium Learning Group, Inc.(3),(10)	Technology & Telecom	LIBOR + 4.50%		7.31%	12/18/2025	4,000,000	3,800,000	3,800,000	2.61%
CGGR Operations Holdings Corporation(2),(3),(8)	Business Services	LIBOR + 11.5%	1.00%	13.90%	9/30/2023	13,431,579	13,324,053	13,431,579	9.21%
		LIBOR + 7.0%	1.00%	9.40%	9/30/2022	9,468,421	9,397,345	9,468,421	6.49%

							22,721,398	22,900,000	15.70%

Champion ONE(2),(3)	Technology & Telecom	LIBOR + 10.5%	1.00%	12.90%	3/17/2022	5,884,230	5,842,683	5,884,230	4.04%
Clanwilliam Group Ltd.(2),(3),(8)	Technology & Telecom	Euribor + 7.00%		7.00%	11/8/2025	€5,724,000	6,344,310	6,347,088	4.35%
Envocore Holding, LLC(2),(3),(7)	Industrial Services	LIBOR + 9.25%	1.00%	11.65%	6/30/2022	18,500,000	18,453,344	18,500,000	12.69%
Epic Healthcare Staffing Intermediate Holdco, LLC(2),(3),(8),(9)	Business Services	LIBOR + 8.25%	1.00%	10.65%	10/19/2022	13,430,114	13,392,406	13,430,114	9.21%
Healthcare Associates of Texas, LLC(2),(3),(8)	Healthcare Services	LIBOR + 8.0%	1.00%	10.40%	11/8/2022	20,578,816	20,578,816	20,578,816	14.11%
Impact Group, LLC(2),(3)	Consumer Services	LIBOR + 6.50%	1.00%	9.21%	6/27/2023	19,965,214	19,965,214	19,965,214	13.69%
Lugano Diamonds & Jewelry, Inc.(2),(3)	Retail	LIBOR + 10.00%	0.75%	12.40%	10/24/2021	6,750,000	6,229,503	6,365,358	4.37%
Manna Pro Products, LLC(2),(3),(8)	Consumer Services	LIBOR + 6.0%	1.00%	8.31%	12/8/2023	1,322,485	1,316,153	1,322,485	0.91%
Palmetto Moon LLC(2)	Retail	11.5% Cash, 1.0% PIK		12.50%	10/31/2021	4,737,622	4,720,936	4,648,350	3.19%
Pinstripe Holdings, LLC(2),(3)	Business Services	LIBOR + 6.00%		8.81%	1/17/2025	10,000,000	9,800,000	9,800,000	6.72%
Superior Controls, Inc.(2),(3),(8)	Wholesale/ Distribution	LIBOR + 7.25%	1.00%	9.65%	3/22/2021	9,825,000	9,789,394	9,825,000	6.74%

Total Senior Secured – First Lien							154,339,266	154,748,909	106.14%

Senior Secured — Second Lien — 29.18%
BayMark Health Services, Inc.(2),(3)	Healthcare Services	LIBOR + 8.25%	1.00%	10.60%	3/1/2025	7,000,000	6,938,172	7,000,000	4.80%
Medsurant Holdings, LLC(2)	High Tech Industries	13.00% Cash		13.00%	6/30/2020	8,729,396	8,701,223	8,729,396	5.99%
Pharmalogic Holdings Corp.(2),(3),(8)	Healthcare Services	LIBOR + 8.0%		10.34%	12/11/2023	11,340,000	11,267,485	11,340,000	7.77%

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments (continued)

As of December 31, 2018

Company(+)***	Industry	Spread Above Index	Base Rate Floor	Interest Rate	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Sandvine Corporation(2),(3)	Telecommunications	LIBOR + 8.00%		10.35%	11/2/2026	4,500,000	$4,410,000	$4,410,000	3.02%
VVC Holding Corp.(2),(3),(5)	Healthcare Services	LIBOR + 8.13%	1.00%	10.56%	7/9/2026	6,000,000	5,943,433	6,120,000	4.20%
WeddingWire, Inc.(2),(3)	Consumer Services	LIBOR + 8.25%		11.06%	12/21/2026	5,000,000	4,950,000	4,950,000	3.40%

Total Senior Secured – Second Lien							42,210,313	42,549,396	29.18%

CLO/Structured Credit — 1.20%
Goldentree Loan Management US CLO 2 Ltd.(3),(10)	USD CLO	LIBOR + 4.70%		7.06%	11/28/2030	2,000,000	$1,948,058	$1,739,600	1.20%

Total CLO/Structured Credit							1,948,058	1,739,600	1.20%

Equity/Other — 4.37%
Champion ONE, Common Shares(2),(4)	Technology & Telecom					11,250	$1,125,000	$908,410	0.62%
Envocore Holding, LLC, Preferred Shares(2),(4),(6),(7)	Industrial Services					1,139,725	1,160,360	788,000	0.54%
IGT, Preferred Shares(2),(4)	Industrial Services	11% PIK		11.00%	12/10/2024	1,110,922	1,110,922	—	—
Common Shares(2),(4)						44,000	44,000	—	—
Preferred AA Shares(2),(4)		15% PIK		15.00%	12/10/2024	326,789	326,789	271,789	0.19%

							1,481,711	271,789	0.19%

Lugano Diamonds & Jewelry, Inc., Warrants(2),(4)	Retail					666,615	666,615	1,000,000	0.69%
Metal Powder Products, LLC, Common Shares(2),(4)	Industrial Manufacturing					500,000	500,000	666,047	0.46%
My Alarm Center, LLC, Common Shares(2),(4)	Security					129,582	256,793	—	—
Junior Preferred Shares(2),(4)						2,420	2,366,549	—	—
Senior Preferred Shares(2),(4)		8% PIK		8.00%	7/14/2022	2,998	2,862,059	1,023,999	0.70%
							5,485,401	1,023,999	0.70%
Palmetto Moon LLC, Common Shares(2),(4)	Retail					61	434,145	106,000	0.07%
Superior Controls, Inc., Preferred Shares(2),(4)	Wholesale/ Distribution					400,000	400,000	789,192	0.54%
Tunnel Hill, Class B Common Units(2),(4),(11),(14)	Waste Services					98,418	2,529,303	820,437	0.56%

Total Equity/Other							13,782,535	6,373,874	4.37%

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							212,280,172	205,411,779	140.89%

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments (continued)

As of December 31, 2018

Company(+)***	Industry	Spread Above Index	Base Rate Floor	Interest Rate	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Non-Controlled, Affiliated Portfolio Companies — 8.90%*
Senior Subordinated — 0.83%
Battery Solutions, Inc.(2)	Environmental/ Recycling Services	12% Cash, 2% PIK		14.00%	11/6/2021	1,212,773	$1,212,773	$1,212,774	0.83%
Southern Technical Institute, Inc.(2),(4)	Education	6% PIK		6.00%	12/31/2021	3,528,988	3,528,988	—	—

Total Senior Subordinated							4,741,761	1,212,774	0.83%

Equity/Other — 8.07%
Battery Solutions, Inc., Class A Units(2),(4),(12)	Environmental/ Recycling Services					5,000,000	$1,058,000	$—	—
Class E Units(2)		8% PIK		8.00%	11/6/2021	4,487,017	4,487,017	4,487,017	3.08%
Class F Units(2),(4)						3,333,333	—	—	—

							5,545,017	4,487,017	3.08%

Conisus, LLC, Common Shares(2),(4)	Media: Advertising, Printing & Publishing					4,914,556	—	—	—
Preferred Equity(2)		12% PIK		12.00%		12,677,834	12,677,834	6,554,225	4.49%

							12,677,834	6,554,225	4.49%

Southern Technical Institute, Inc., Class A Units(2),(4)	Education					3,164,063	2,167,000	—	—
Class A1 Units(2),(4),(13)						6,000,000	—	—	—

							2,167,000	—	—

Xpress Global Systems, LLC, Class B Units(2),(4)	Transportation Logistics					12,544	1,254,000	726,000	0.50%

Total Equity/Other							21,643,851	11,767,242	8.07%

Total Investments in Non-Controlled, Affiliated Portfolio Companies							26,385,612	12,980,016	8.90%

Investments in Controlled, Affiliated Portfolio Companies — 11.25%**
Senior Secured — First Lien — 9.19%
FST Technical Services, LLC(2)	Technology & Telecom	14% Cash		14.00%	6/30/2019	13,406,020	$13,406,020	$13,406,020	9.19%

Total Senior Secured — First Lien							13,406,020	13,406,020	9.19%

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments (continued)

As of December 31, 2018

Company(+)***	Industry	Spread Above Index	Base Rate Floor	Interest Rate	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Equity/Other — 2.06%
FST Technical Services, LLC, Class B Units(2),(4)	Technology & Telecom	9% PIK		9.00%		1,750,000	$1,806,542	$3,000,001	2.06%

Total Equity/Other							1,806,542	3,000,001	2.06%

Total Investments in Controlled, Affiliated Portfolio Companies							15,212,562	16,406,021	11.25%

Total Investments							253,878,346	234,797,816	161.04%

Liabilities In Excess Of Other Assets								(88,802,284)	(61.04)%

Net Assets								$145,802,532	100.00%

(+)	All portfolio companies listed, other than Goldentree Loan Management US CLO 2 Ltd. and CGGR Operations Holdings Corporation, are qualifying assets.
*

Denotes investments in which the Company is an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, between 5% and 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2018 in these affiliated investments are as follows:

Name of Issuers	Fair Value at December 31, 2017	Gross Additions/ (Gross Reductions)	Transfers In/Out	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Fair Value at December 31 2018	Interest/ Dividend/ Other Income
Battery Solutions, Inc.	$7,820,167	$(843,377)	$—	$(1,276,999)	$—	$5,699,791	$550,223
Conisus, LLC	6,678,442	—	—	(124,217)	—	6,554,225	—
Show Media, Inc.	1			7,900,820	(7,900,821)	—
Southern Technical Institute, Inc.	1	—	—	10,167,528	(10,167,529)	—	—
Xpress Global Systems, LLC	5,474,294	38,166	—	1,689,002	(6,475,462)	726,000	162,603

	$19,972,905	$(805,211)	$—	$18,356,134	$(24,543,812)	$12,980,016	$712,826

**

Denotes investments in which the Company is an “Affiliated Person” and exceeding a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, between 5% and 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2018 in these affiliated and controlled investments are as follows:

Name of Issuers	Fair value at December 31, 2017	Gross Additions/ (Gross Reductions)	Transfers In/Out	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Fair Value at December 31 2018	Interest/ Dividend/ Other Income
FST Technical Services, LLC	$15,256,237	$(593,739)	$—	$1,743,523	$—	$16,406,021	$1,940,389

	$15,256,237	$(593,739)	$—	$1,743,523	$—	$16,406,021	$1,940,389

***	Pledged as collateral under the Credit Facility with ING Capital LLC.
(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(2)	Security is classified as Level 3 in the Company’s fair value hierarchy (see Note 3).
(3)

The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate or Euribor), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.

(4)	Non-income producing security.
(5)	The investment is also known as Value-Based Care Solutions Group, or VBC Technologies, or VVC Holding Corp.
(6)	The investment represents three classes of preferred equity.
(7)	The investment was formerly known as LRI Holding, Inc. and Integrated Efficiency Solutions, Inc. On March 16, 2018, the name was changed to Envocore Holding, LLC.
(8)	The investment has an unfunded commitment as of December 31, 2018 which is excluded from the presentation (see Note 12).
(9)	The investment was formerly known as Cirrus Medical Staffing, Inc. On May 25, 2018, the name was changed to Epic Healthcare Staffing Intermediate Holdco, LLC.
(10)	Security is classified as Level 2 in the Company’s fair value hierarchy (see Note 3).
(11)	The investment was formerly known as City Carting Holding Company, Inc. On June 3, 2016, City Carting combined with Tunnel Hill Partners, L.P.
(12)

The Company has represented its ownership in Class A units in 919 BSI SPV, LLC (70.7% of that entity), which in turn owns 70,700 Class A Shares of Battery Solutions, LLC (representing 18.16% of ownership of Battery Solutions, LLC).

(13)	Class A1 units of 1,764,720 are subject to a deferred purchase agreement equal to 95% of future proceeds plus $1.00.
(14)	There is a possible escrow receivable up to a maximum of $2.4 million, which is excluded from the presentation.
(15)	Includes $2,855 of residual cost from previous tranche of debt, which will roll off in the first quarter of 2019.

Abbreviation Legend

PIK — Payment-In-Kind

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments

As of December 31, 2017

Company(+)(^)***	Industry	Spread Above Index	Base Rate Floor	Interest Rate	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 159.99%
Senior Secured – First Lien — 103.57%
Black Diamond Rentals	Oil & Gas Services	12% Cash, 2% PIK(2)		14.00%	7/9/2018	5,937,501	$5,937,501	$4,875,828	3.09%
		4% Cash, 10% PIK		14.00%	7/9/2018	2,288,381	2,246,806	2,288,400	1.45%

							8,184,307	7,164,228	4.54%

CGGR Operations Holdings Corporation(3)	Business Services	11.5%	1.00%	12.50%	10/2/2023	13,431,579	13,302,663	13,431,578	8.52%
		7.0%	1.00%	8.00%	9/30/2022	9,768,421	9,675,645	9,768,421	6.19%

							22,978,308	23,199,999	14.71%

Champion ONE(3)	Technology & Telecom	LIBOR + 10.5%	1.00%	11.83%	3/17/2022	7,078,125	7,020,027	7,078,125	4.49%
Cirrus Medical Staffing, Inc.(3),(4)	Business Services	LIBOR + 8.25%	1.00%	9.61%	10/19/2022	18,600,000	18,510,539	18,600,000	11.79%
Healthcare Associates of Texas, LLC(3),(4)	Healthcare Services	LIBOR + 8.0%	1.00%	9.39%	11/8/2022	23,334,250	23,334,250	23,334,250	14.80%
IGT(3),(4)	Industrial Services	LIBOR + 8.50%	1.00%	9.86%	12/10/2019	7,783,012	7,743,557	7,783,012	4.94%
Integrated Efficiency Solutions, Inc.(3),(5)	Industrial Services	LIBOR + 9.25%	1.00%	10.59%	6/30/2022	19,500,000	19,436,803	19,500,000	12.36%
Lugano Diamonds & Jewelry, Inc.(3)	Retail	LIBOR + 10.0%	0.75%	11.34%	10/24/2021	8,000,000	7,349,002	7,483,890	4.75%
NTI Holdings, LLC(3),(4)	Telecommunications	LIBOR + 8.0% 11.5% Cash,	1.00%	9.57%	3/30/2021	15,097,584	14,869,193	14,961,923	9.49%
Palmetto Moon LLC	Retail	1.0% PIK		12.50%	10/31/2021	5,378,909	5,357,837	5,378,909	3.41%
Pharmalogics Recruiting, LLC(4)	Business Services	10.25% Cash		10.25%	1/31/2022	9,925,000	9,845,384	9,925,000	6.29%
Stancor, Inc.(3)	Wholesale/ Distribution	LIBOR + 8.00%	0.75%	9.37%	8/19/2019	4,105,932	4,105,932	4,105,932	2.60%
Superior Controls, Inc.(3),(4)	Wholesale/ Distribution	LIBOR + 8.75%	1.00%	10.09%	3/22/2021	14,825,000	14,775,976	14,825,000	9.40%

Total Senior Secured – First Lien							163,511,115	163,340,268	103.57%

Senior Secured – Second Lien — 5.54%
Medsurant Holdings, LLC	High Tech Industries	13.00% Cash		13.00%	6/30/2020	8,729,396	$8,677,481	$8,729,396	5.54%

Total Senior Secured – Second Lien							8,677,481	8,729,396	5.54%

Senior Subordinated — 40.88%
Black Diamond Rentals(2)	Oil & Gas Services	4% Cash		4.00%	7/9/2018	8,009,188	$8,009,188	$4,004,594	2.54%
GST Autoleather(2),(6)	Automotive Business Services Media &	11% Cash, 2.0% PIK		13.00%	1/11/2021	8,496,238	8,496,239	—	—
Media Storm, LLC(2)	Entertainment	10% PIK		10.00%	8/28/2019	2,454,545	$2,454,545	$1	—
Metal Powder Products LLC(3)	Industrial Manufacturing	LIBOR + 11.25%, 1.0% PIK	0.75%	13.59%	11/5/2021	8,333,733	8,333,734	8,500,408	5.39%
NextCare Holdings, Inc.	Healthcare Services	10% Cash, 4% PIK		14.00%	12/31/2018	15,833,365	15,731,616	15,833,365	10.04%
Pharmalogic Holdings Corp.	Healthcare Services	12% Cash		12.00%	9/1/2021	16,122,103	16,093,930	16,122,103	10.22%
QRC Holdings, LLC	High Tech Industries	12.25% Cash		12.25%	11/19/2021	10,000,000	10,000,000	10,000,000	6.34%
Security Alarm Financing Enterprises L. P.(3),(7)	Security	LIBOR + 13.00%, 0.34% PIK	1.00%	14.34%	6/19/2020	10,019,787	9,873,536	10,019,780	6.35%

Total Senior Subordinated							78,992,788	64,480,251	40.88%

Equity/Other — 10.00%
Champion ONE, Common Shares(2)	Technology & Telecom					11,250	$1,125,000	$984,332	0.62%
IGT, Preferred Shares(2)	Industrial Services	11% PIK		11.00%	12/10/2019	1,110,922	1,110,923	—	—
Common Shares(2)						44,000	44,000	—	—
Preferred AA Shares		15% PIK		15.00%	12/10/2019	326,789	326,789	326,789	0.21%

							1,481,712	326,789	0.21%

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments (continued)

As of December 31, 2017

Company(+)(^)***	Industry	Spread Above Index	Base Rate Floor	Interest Rate	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Integrated Efficiency Solutions, Inc.
Preferred Shares(2),(5)	Industrial Services					1,079,365	$1,100,000	$2,058,646	1.31%
Lugano Diamonds & Jewelry, Inc, Warrants(2)	Retail					666,615	666,615	1,000,000	0.63%
Metal Powder Products, LLC, Common Shares(2)	Industrial Manufacturing					500,000	500,000	719,047	0.46%
My Alarm Center, LLC, Common Shares(2)	Security					129,582	256,793	—	—
Junior Preferred Shares(2)						2,420	2,366,549	1,253,570	0.79%
Senior Preferred Shares(2)		8% PIK		8.00%	7/14/2022	2,998,437	2,862,059	2,862,059	1.81%

							5,485,401	4,115,629	2.60%

NTI Holdings, LLC, Preferred Shares(2)	Telecommunications					424,621	547,349	1,679,748	1.06%
Warrants(2)						417,823	224,689	1,035,867	0.66%

							772,038	2,715,615	1.72%

Palmetto Moon LLC, Common Shares(2)	Retail					434,145	$434,145	$329,633	0.21%
Superior Controls, Inc., Preferred Shares(2)	Wholesale/ Distribution					400,000	400,000	754,000	0.48%
Tunnel Hill Class B Common Units(2),(8)	Waste Services					98,418	2,529,303	2,771,797	1.76%

Total Equity/Other							14,494,214	15,775,488	10.00%

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							265,675,598	252,325,403	159.99%

Investments in Non-Controlled, Affiliated Portfolio Companies — 12.67%*
Senior Secured – First Lien —
Show Media, Inc.(2)	Media & Entertainment	8% Cash, 3% PIK		11.00%	12/31/2018	4,153,393	$4,153,393	$1	—

Total Senior Secured – First Lien							4,153,393	1	—

Senior Secured – Second Lien — 3.47%
Southern Technical Institute, Inc.	Education Transportation	15% PIK		15.00%	12/2/2020	8,451,041	$8,451,041	$1	—
Xpress Global Systems, LLC(3)	Transportation Logistics	15% PIK LIBOR + 11.0%	1.00%	15.00%	7/9/2020	5,455,263	5,222,687	3,509,422	2.22%
				12.33%	7/9/2020	1,964,872	1,979,609	1,964,872	1.25%

							7,202,296	5,474,294	3.47%

							15,653,337	5,474,295	3.47%

Total Senior Secured – Second Lien
Senior Subordinated — 1.53%
Battery Solutions, Inc.	Environmental/ Recycling Services	6% Cash, 8% PIK		14.00%	11/6/2021	2,404,598	$2,404,598	$2,404,598	1.53%

Total Senior Subordinated							2,404,598	2,404,598	1.53%

Equity/Other —7.67%
Battery Solutions, Inc., Class A and F Units(2)	Environmental/ Recycling Services					5,000,000	$1,058,000	$1,277,000	0.81%
Class E Units		8% PIK		8.00%	11/6/2021	4,138,569	4,138,569	4,138,569	2.62%

							5,196,569	5,415,569	3.43%

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments (continued)

As of December 31, 2017

Company(+)(^)***	Industry	Spread Above Index	Base Rate Floor	Interest Rate	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Conisus, LLC, Common Shares(2)	Media: Advertising, Printing & Publishing					4,914,556	$—	$—	—
Preferred Equity		12% PIK		12.00%		12,677,834	12,677,834	6,678,442	4.24%

							12,677,834	6,678,442	4.24%

Show Media, Inc., Units(2)	Media & Entertainment					4,092,210	3,747,428	—	—
Southern Technical Institute, Inc., Class A Units(2)	Education					3,164,063	$2,167,000	$—	—
Preferred Shares		15.75% PIK		15.75%	3/30/2026	5,135,209	5,024,209	—	—
Warrants(2)						221,267	221,267	—	—

							7,412,476	—	—

Xpress Global Systems, LLC, Warrants(2)	Transportation Logistics					489,000	489,000	—	—

Total Equity/Other							29,523,307	12,094,011	7.67%

Total Investments in Non-Controlled, Affiliated Portfolio Companies							51,734,635	19,972,905	12.67%

Investments in Controlled, Affiliated Portfolio Companies — 9.67%**
Senior Secured – First Lien — 8.87%
FST Technical Services, LLC	Technology & Telecom	12% Cash, 5% PIK		17.00%	6/30/2019	$13,999,758	$13,999,758	$13,999,758	8.87%

Total Senior Secured – First Lien							13,999,758	13,999,758	8.87%

Equity/Other — 0.80%
FST Technical Services, LLC, Common Class B Shares(2)	Technology & Telecom	9% PIK		9.00%		1,750,000	$1,806,543	$1,256,479	0.80%

Total Equity/Other							1,806,543	1,256,479	0.80%

Total Investments in Controlled, Affiliated Portfolio Companies							15,806,301	15,256,237	9.67%

Total Investments							333,216,534	287,554,545	182.33%

Liabilities In Excess Of Other Assets								(129,840,370)	(82.33)%

Net Assets								$157,714,175	100.00%

(+)	All portfolio companies listed are qualifying assets.
(^)	All investments are level 3 investments and are therefore valued using unobservable inputs.
*

Denotes investments in which the Company is an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, between 5% and 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2017 in these affiliated investments are as follows:

Name of Issuers	Fair Value at December 31, 2016	Gross Addition	Gross Reductions	Transfers In/Out	Paid-in-kind/ Interest/ Dividend/ Other Income	Fair Value at December 31, 2017
Battery Solutions, Inc.	$6,517,046	$—	$—	$—	$650,999	$7,820,167
Conisus, LLC	—	—	—	—	1,121,469	6,678,442
Show Media, Inc.	2,077,000	—	—	—	95,164	1
Southern Technical Institute, Inc.	13,500,157	—	—	—	1,205,438	1
Xpress Global Systems, LLC	—	—	—	7,475,203	455,272	5,474,294

	$22,094,203	$—	$—	$7,475,203	$3,528,342	$19,972,905

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments (continued)

As of December 31, 2017

**

Denotes investments in which the Company is an “Affiliate Person” and exceeding a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2017 in these affiliated and controlled investments are as follows:

Name of Issuers	Fair value at December 31, 2016	Gross Additions	Gross Reductions	Transfers In/Out	Interest/ Dividend/ Other Income	Fair Value at December 31, 2017
FST Technical Services, LLC	$14,456,630	$—	$—	—	$2,349,538	$15,256,237

	$14,456,630	$—	$—	—	$2,349,538	$15,256,237

***	Pledged as collateral under the Credit Facility with ING Capital LLC.
(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)	Non-income producing security.
(3)

The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.

(4)	The investment has an unfunded commitment as of December 31, 2017 which is excluded from the presentation (see Note 12).
(5)	The investment was formerly known as LRI Holding, Inc. On July 20, 2017, the name was changed to Integrated Efficiency Solutions, Inc.
(6)	Security is in default.
(7)	When the LIBOR rate exceeds 1.00% the remaining portion of interest becomes PIK.
(8)	The investment was formerly known as City Carting Holding Company, Inc. On June 3, 2016, City Carting combined with Tunnel Hill Partners, L.P.

Abbreviation Legend

PIK — Payment-In-Kind

See notes to consolidated financial statements

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2018

1.	Organization and Purpose

Alcentra Capital Corporation (the “Company” or “Alcentra”) was formed as a Maryland corporation on June 6, 2013 as an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is applying the guidance of Accounting Standards Codification (“ASC”) Topic 946, Financial Services Investment Companies. Alcentra is managed by Alcentra NY, LLC (the “Adviser” or “Alcentra NY”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition, for U.S. federal income tax purposes, Alcentra has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company was formed for the purpose of acquiring certain assets held by BNY Mellon-Alcentra Mezzanine III, L.P. (the “Partnership”). The Partnership is a Delaware limited partnership, which commenced operations on May 14, 2010 (the “Commencement Date”). BNY Mellon-Alcentra Mezzanine III (GP), L.P. (the “General Partner”), a Delaware limited liability company, is the General Partner of the Partnership. BNY Mellon-Alcentra Mezzanine Partners (the “Manager”), a division of Alcentra NY and an affiliate of the General Partner, manages the investment activities of the Partnership. Alcentra NY, together with certain of its affiliated companies (the “Alcentra Group”), is an indirect, majority owned subsidiary of The Bank of New York Mellon Corporation.

On May 8, 2014 (commencement of operations), the Company acquired all of the assets of the Partnership other than its investment in the shares of common stock and warrants to purchase common stock of GTT Communications (the “Fund III Acquired Assets”) for $64.4 million in cash and $91.5 million in shares of Alcentra’s common stock. Concurrent with Alcentra’s acquisition of the Fund III Acquired Assets from the Partnership, Alcentra also purchased for $29 million in cash certain debt investments (the “Warehouse Portfolio”) from Alcentra Group. The Warehouse Portfolio debt investments were originated by the investment professionals of the Adviser and purchased by Alcentra Group using funds under a warehouse credit facility provided by The Bank of New York Mellon Corporation in anticipation of the initial public offering of Alcentra’s shares of common stock. Except for the $1,500 seed capital provided by Alcentra NY in exchange for 100 shares of Alcentra’s common stock, the Company had no assets or operations prior to the acquisition of the investment portfolios of the Partnership and as a result, the Partnership is considered a predecessor entity of the Company.

On May 14, 2014, Alcentra completed its initial public offering (the “IPO”), at a price of $15.00 per share. Through the IPO the Company sold 6,666,666 shares for gross proceeds of approximately $100 million. Alcentra used $94.2 million of the proceeds from the IPO to fund the purchase of the warehouse portfolio, and the cash portion of the consideration paid to Fund III. On June 6, 2014, Alcentra sold 750,000 shares through the underwriters’ exercise of the overallotment option for gross proceeds of $11,250,000.

On April 8, 2014, the Company formed Alcentra BDC Equity Holdings, LLC, a wholly-owned subsidiary for tax purposes (the “Taxable Subsidiary”). The Taxable Subsidiary allows us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. The financial statements of this entity are consolidated into the financial statements of Alcentra. All intercompany balances and transactions have been eliminated.

On May 22, 2017, Alcentra Capital Corporation completed an underwritten primary offering of 808,161 shares of its common stock at a public offering price of $13.68 per share for proceeds of approximately $10,853,602, after paying the sales load and offering expenses.

The Company’s investment objective is to generate both current income and, to a lesser extent, capital appreciation primarily by making direct investments in middle-market companies, which the Company defines as companies having annual earnings, before interest, taxes, depreciation and amortization, or EBITDA of between $15 million and $75 million, although the Company may make investments in larger or smaller companies and other types of investments. These investments are in the form of first lien, second lien, unitranche and, to a lesser extent given the current credit environment, mezzanine debt. The Company expects to source investments primarily through the network of relationships that the principals of our investment adviser have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

Upon commencement of operations, the Company also entered into an administration and custodian agreement (the “Administration Agreement”) with State Street Bank and Trust Company (the “Administrator”).

2.	Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements of the Company have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X.

The accounting records of the Company are maintained in United States dollars.

Use of Estimates — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The most significant estimates relate to the valuation of the Company’s portfolio investments.

Consolidation — In accordance with ASC Topic 810 — Consolidation, the Company generally will not consolidate its interest in any operating company other than in investment company subsidiaries, certain financing subsidiaries, and controlled operating companies substantially all of whose business consists of providing services to the Company.

Portfolio Investment Classification — The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation. “Non-controlled, non-affiliate investments” are defined as investments that are neither Control Investments or Affiliate Investments.

Cash — At December 31, 2018, cash balances totaling $11.0 million exceeded FDIC insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company’s cash deposits are held by the Administrator and management believes that the risk of loss associated with any uninsured balance is remote.

Deferred Financing Costs — Deferred financing costs consist of fees and expenses paid in connection with the Credit Facility (as defined in Note 10) and are capitalized at the time of payment. These costs are amortized using the straight line method, which approximate the effective interest method over the term of the Credit Facility.

Deferred Note Offering Costs — Deferred note offering costs consist of fees and expenses paid in connection with the Notes (as defined in Note 9) and are capitalized at the time these fees and expenses are incurred before the issuance commenced. These costs are amortized using the straight line method, which approximate the effective interest method over the term of the Notes.

Valuation of Portfolio Investments — Portfolio investments are carried at fair value as determined by the Board of Directors (the ‘‘Board’’) of Alcentra.

The methodologies used in determining these valuations include:

(1)	Preferred shares/membership units and common shares/membership units

In determining estimated fair value for common shares/membership units and preferred shares, the Company makes assessments of the methodologies and value measurements which market participants would use in pricing comparable investments, based on market data obtained from independent sources as well as from the Company’s own assumptions and taking into account all material events and circumstances which would affect the estimated fair value of such investments. Several types of factors, circumstances and events could affect the estimated fair value of the investments. These include but are not limited to the following:

(i)

Any material changes in the (a) competitive position of the portfolio investment, (b) legal and regulatory environment within which the portfolio investment operates, (c) management or key managers of the portfolio investment, (d) terms and/or cost of financing available to the portfolio investment, and (e) financial position or operating results of the investment;

(ii)	pending disposition by the Company of the major portfolio investment; and

(iii)	sales prices of recent public or private transactions in identical or comparable investments.

One or a combination of the following valuation techniques are used to fair value these investments: Market Approach and Income Approach. The Market Approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Income Approach uses valuation techniques to convert future amounts to a present amount (i.e., discounting estimated future cash flows to a net present value amount).

(2)	Debt

The fair value of performing debt investments is typically derived utilizing a market yield analysis. In a market yield analysis, a price is ascribed to each debt investment based upon an assessment of current and expected market yields for similar debt investments and risk profiles. Additional consideration is given to current contractual interest rates, relative maturities and other key terms and risks associated with a debt investment.

The Company considers many factors in evaluating the most suitable point within the range of fair values, including, but not limited to, the following:

•	the portfolio company’s underlying operating performance and any related trends;

•	the improvement or decline in the underlying credit quality measured on the basis of a loan-to-enterprise value ratio and total outstanding debt to EBITDA ratio; and

•	changes or issues related to the portfolio company’s customer/supplier concentration, regulatory developments and other portfolio company specific considerations.

(3)	Warrants

Where warrants are considered to be in the money, their incremental value is included within the valuation of the investments.

Valuation techniques are applied consistently from period to period, except when circumstances warrant a change to a different valuation technique that will provide a better estimate of fair value.

With respect to the Company’s valuation process, the Board undertakes a similar multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments for which no market quotation is readily available, as described below:

•	Alcentra’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Adviser responsible for the portfolio investment;

•	preliminary valuation conclusions will then be documented and discussed with the investment committee of the Adviser;

•

Independent valuation firms engaged by the valuation committee of the board of directors prepare preliminary valuations on a select portion of the Company’s investment portfolio on a quarterly basis and submit the reports to the board of directors; and

•	the valuation committee of the board of directors then reviews these preliminary valuations and makes a recommendation to the board of directors with respect thereto; and

•

the board of directors then discusses valuations and approves the fair value of each such investment in good faith, based on the input of the Adviser, the independent valuation firms and the valuation committee.

The valuation committee of the board of directors has authorized the engagement of independent valuation firms to provide Alcentra with valuation assistance. Alcentra intends to have independent valuation firms provide it with valuation assistance on a portion of its portfolio on a quarterly basis and its entire portfolio will be reviewed at least annually by independent valuation firms; however, our Board does not have de minimis investments of less than 1% of our gross assets (up to an aggregate of 10% of our gross assets) independently reviewed. The board of directors is ultimately responsible for the valuation of portfolio investments at fair value as approved in good faith pursuant to Alcentra’s valuation policy and a consistently applied valuation process.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments, as determined by the Board, may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations previously assigned.

Organizational and Offering Costs — Organization expenses, including reimbursement payments to the Adviser, are expensed on the Company’s Consolidated Statements of Operations. These expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred. Offering expenses consist principally of underwriter’s fee, legal, accounting, printing fees and other related expenses associated with the filing of a registration statement. Offering costs are offset against proceeds of the offering in paid-in capital in excess of par in the Consolidated Statements of Changes in Net Assets. $1.56 million of offering costs were incurred with the initial public offering.

Paid-In-Capital — The Company records the proceeds from the sale of its common stock on a net basis to (i) capital stock and (ii) paid in capital in excess of par value, excluding all commissions.

Earnings and Net Asset Value Per Share — Earnings per share is calculated based upon the weighted average number of shares of common stock outstanding during the reported period. Net Asset Value per share is calculated using the number of shares outstanding as of the end of the period.

Investments — Investment security transactions are accounted for on a trade date basis. Cost of portfolio investments represents the actual purchase price of the securities acquired including capitalized legal, brokerage and other fees as well as the value of interest and dividends received in-kind and the accretion of original issue discounts. Fees may be charged to the issuer by the Company in connection with the origination of a debt security financing. Such fees are reflected as a discount to the cost of the portfolio security and the discount is accreted into income over the life of the related debt security.

Original Issue Discount — When the Company receives warrants with a nominal or discounted exercise price upon origination of a debt or preferred stock investment, a portion of the cost basis is allocated to the warrants. When the investment is made concurrently with the sale of a substantial amount of equity, the value of the warrants is based on the sales price. The value of the warrants is recorded as original issue discount (“OID”) to the value of the debt or preferred stock investment and the OID is amortized over the life of the investment.

Interest and Dividend Income — Interest is recorded on the accrual basis to the extent that the Company expects to collect such amounts. The Company accrues paid in-kind interest (“PIK”) by recording income and an increase to the cost basis of the related investments. Dividend income is recorded on ex-dividend date. Dividends in-kind are recorded as an increase in cost basis of investments and as income.

Investments that are expected to pay regularly scheduled interest in cash are generally placed on non-accrual status when principal or interest cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining principal and interest obligations. Cash interest payments received on non-accrual designated investments may be recognized as income or applied to principal depending on management’s judgment. There were one and three non-accrual investments as of December 31, 2018 and December 31, 2017, respectively.

Other Income — The Company may also receive structuring or closing fees in connection with its investments. Such upfront fees are accreted into income over the life of the investment. These fees are non-recurring in nature.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

Income Taxes — The Company has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and to operate in a manner so as to qualify for the tax treatment applicable to RIC’s. To obtain and maintain our qualification for taxation as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Company must distribute to its stockholders, for each taxable year, at least 90% of ‘‘investment company taxable income,’’ which is generally net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement. As a RIC, the Company generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that are timely distributed to stockholders as dividends.

The Taxable Subsidiary permits the Company to hold equity investments in portfolio companies which are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Taxable Subsidiary is not consolidated with the Company for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in the Company’s consolidated financial statements. For the years ended December 31, 2018, December 31, 2017 and December 31, 2016, the Company recognized a benefit/(provision) for income tax on unrealized gain/(loss) on investments of $0.4 million, $2.6 million and $0.6 million, respectively, for the Taxable Subsidiaries. As of December 31, 2018 and December 31, 2017, $5.4 million and $4.9 million, respectively, was included in the deferred tax asset on the Consolidated Statements of Assets and Liabilities.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.

The Company has analyzed such tax positions and has concluded that no unrecognized tax benefits should be recorded for uncertain tax positions for tax years that may be open for the years ended December 31, 2018, December 31, 2017 and December 31, 2016. This conclusion may be subject to review and adjustment at a later date based on factors, including but not limited to, ongoing analysis and changes to laws, regulations, and interpretations thereof.

Permanent differences between investment company taxable income and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended December 31, 2018, December 31, 2017, and December 31, 2016, the Company reclassified for book purposes amounts arising from permanent book/tax differences related to the different tax treatment of currency gain/(loss) reclasses, distribution reclasses, OID reclasses and excise taxes, as follows:

	As of December 31, 2018	As of December 31, 2017	As of December 31, 2016
Distributable earnings (accumulated loss)	435,797	229,968	420,816
Additional paid-in-capital	(435,797)	(229,968)	(420,816)

The tax character of distributions paid by the company for the years ended December 31, 2018, December 31, 2017, and December 31, 2016 are as follows:

	As of December 31, 2018	As of December 31, 2017	As of December 31, 2016
Ordinary income	$9,631,948	$18,219,766	$18,351,553
Net long-term capital gains	260,467	—	4,596

Total distributions paid	$9,892,415	$18,219,766	$18,356,149

At December 31, 2018, December 31, 2017, and December 31, 2016, the components of distributable earnings on a tax basis are as follows:

	As of December 31, 2018	As of December 31, 2017	As of December 31, 2016
Undistributed net investment income	$11,182,519	$6,369,243	$6,262,940
Accumulated net realized gains (losses)	(34,114,588)	260,467	—
Unrealized appreciation (depreciation)	(9,354,399)	(36,742,515)	(12,564,546)

Components of tax distributable earnings at year end	$(32,286,468)	$(30,112,805)	$(6,301,606)

Indemnification — In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Recently Issued Accounting Standards — In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which will amend FASB ASC 310-20. The amendments in this Update shorten the amortization period for certain callable debt securities held at a premium, generally requiring the premium to be amortized to the earliest call date. For public business entities, the amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. The Company is evaluating the impact of ASU 2017-08 on its consolidated financial statements and disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this Update modify the disclosure requirements on fair value measurement in Topic 820, Fair Value Measurement, based on the concepts in the Concepts Statement, including the consideration of costs and benefits. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. The Company has adopted ASU 2018-13 in its consolidated financial statements and disclosures.

In August 2018, the U.S. Securities and Exchange Commission adopted final rules to eliminate redundant, duplicative, overlapping, outdated or superseded disclosure requirements in light of other disclosure requirements, GAAP or changes in the information environment. These rules amend certain provisions of Regulation S-X and Regulation S-K, certain rules promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934 and certain related forms. These changes become effective 30 days after the date of publication in the Federal Register. The Company has adopted these changes in its consolidated financial statements and disclosures.

In May 2014, the FASB issued ASC 606, Revenue From Contracts With Customers, originally effective for public business entities with annual reporting periods beginning after December 15, 2016. On August 12, 2015, the FASB issued an ASU, Revenue From Contracts With Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of ASC 606 for one year. ASC 606 provides accounting guidance related to revenue from contracts with customers. For public business entities, ASC 606 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. The Company has evaluated the impact of ASC 606 and determined that it will not have a material impact on its consolidated financial statements and disclosures.

3.	Fair Value of Portfolio Investments

The Company accounts for its investments in accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value. ASC Topic 820 established a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

Level 1 — Quoted prices (unadjusted) are available in active markets for identical investments that the Company has the ability to access as of the reporting date. The type of investments which would generally be included in Level 1 includes listed equity securities and listed derivatives. As required by ASC Topic 820, the Company, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

Level 2 — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level 1. Fair Value is based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the Company. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2018 are as follows:

	Level 1	Level 2	Level 3	Total
Senior Secured — First Lien	$—	$3,800,000	$164,354,929	$168,154,929
Senior Secured — Second Lien	—	—	42,549,396	42,549,396
Subordinated Debt	—	—	1,212,774	1,212,774
CLO/Structured Credit	—	1,739,600	—	1,739,600
Equity/Other	—	—	21,141,117	21,141,117

Total Investments	$—	$5,539,600	$229,258,216	$234,797,816

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2017 are as follows:

	Level 1	Level 2	Level 3	Total
Senior Secured — First Lien	$—	$—	$177,340,027	$177,340,027
Senior Secured — Second Lien	—	—	14,203,691	14,203,691
Subordinated Debt	—	—	66,884,849	66,884,849
Equity/Other	—	—	29,125,978	29,125,978

Total investments	$—	$—	$287,554,545	$287,554,545

The changes in investments classified as Level 3 are as follows for the years ended December 31, 2018 and December 31, 2017.

As of December 31, 2018:

	Senior Secured – First Lien	Senior Secured – Second Lien	Senior Subordinated	Equity/ Other	Total
Balance as of January 1, 2018	$177,340,027	$14,203,691	$66,884,849	$29,125,978	$287,554,545
Amortized discounts/premiums	574,732	81,499	276,174	—	932,405
Paid in-kind interest	226,418	—	335,895	348,448	910,761
Net realized gain (loss)	(6,379,040)	(5,986,463)	(17,817,001)	(5,077,702)	(35,260,206)
Net change in unrealized appreciation (depreciation)	4,733,882	2,015,170	19,434,590	606,275	26,789,917
Purchases	62,350,940	33,489,499	(466)	1,539,048	97,379,021
Sales/Return of capital	(74,492,030)	(1,254,000)	(67,901,267)	(5,400,930)	(149,048,227)
Transfers in	—	—	—	—	—
Transfers out	—	—	—	—	—

Balance as of December 31, 2018	$164,354,929	$42,549,396	$1,212,774	$21,141,117	$229,258,216

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$(147,447)	$287,169	$1	$(6,932,055)	$(6,792,332)

As of December 31, 2017:

	Senior Secured – First Lien	Senior Secured – Second Lien	Senior Subordinated	Equity/ Other	Total
Balance as of January 1, 2017	$95,684,153	$84,864,909	$74,050,349	$21,673,539	$276,272,950
Amortized discounts/premiums	729,607	1,016,258	146,019	13,867	1,905,751
Paid in-kind interest	958,229	1,328,351	981,139	782,314	4,050,033
Net realized gain (loss)	(10,000)	(10,405,104)	73	(1,019,860)	(11,434,891)
Net change in unrealized appreciation (depreciation)	(2,492,521)	(7,261,074)	(10,602,783)	(8,242,492)	(28,598,870)
Purchases	118,756,622	19,145,193	2,310,319	19,998,749	160,210,883
Sales/Return of capital	(36,286,063)	(74,484,842)	(267)	(4,080,139)	(114,851,311)
Transfers in	—	—	—	—	—
Transfers out	—	—	—	—	—

Balance as of December 31, 2017	$177,340,027	$14,203,691	$66,884,849	$29,125,978	$287,554,545

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$(2,266,477)	$(8,056,827)	$(10,602,708)	$(9,234,253)	$(30,160,265)

The following is a summary of the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of December 31, 2018 and December 31, 2017, respectively.

As of December 31, 2018:

Assets at Fair Value	Fair Value at December 31, 2018	Valuation Technique	Unobservable Input	Range of Inputs	Weighted Average
Senior Secured — First Lien	$164,354,929	Yield to Maturity	Comparable Market Rate	7.0% – 14.0%	10.7%
Senior Secured — Second Lien	42,549,396	Yield to Maturity	Comparable Market Rate	10.3% – 13.0%	11.0%
Senior Subordinated	1,212,774	Yield to Maturity	Comparable Market Rate	14.0%	14.0%
Preferred Ownership	16,914,223	Market Approach	Enterprise Value/ LTM EBITDA Multiple/ Transaction price	5.5x – 12.0x	7.4x
Common Ownership/Common Warrants	4,226,894	Market Approach	Enterprise Value/ LTM EBITDA Multiple/ Transaction price	4.5x – 12.0x	8.1x

Total	$229,258,216

As of December 31, 2017:

Assets at Fair Value	Fair Value at December 31, 2017	Valuation Technique	Unobservable Input	Range of Inputs	Weighted Average
Senior Secured — First Lien	$177,340,027	Yield to Maturity	Comparable Market Rate	8.0% – 17.0%	10.9%
Senior Secured — Second Lien	14,203,691	Yield to Maturity	Comparable Market Rate	12.3% – 25.0%	15.0%
Senior Subordinated	66,884,849	Yield to Maturity	Comparable Market Rate	4.0% – 14.7%	12.7%
Preferred Ownership	19,751,824	Market Approach	Enterprise Value/ LTM EBITDA Multiple	4.5x – 13.0x	9.3x
Common Ownership/Common Warrants	9,374,154	Market Approach	Enterprise Value/ LTM EBITDA Multiple	4.5x – 13.0x	8.3x

Total	$287,554,545

4.	Share Transactions

On November 2, 2017, the Board of Directors approved a $2.5 million open market stock repurchase program. Pursuant to the program, the Company was authorized to repurchase up to $2.5 million in aggregate of our common stock in the open market. The timing, manner, price and amount of any share repurchases were determined by our management, in its discretion, based upon the evaluation of economic conditions, stock price, applicable legal and regulatory requirements and other factors. Repurchases under the program were authorized through November 2, 2018.

On November 16, 2017, the Board of Directors approved expansion of the open market stock repurchase program to $5.0 million and extension of the length of the program to January 31, 2019.

As of August 8, 2018, the Company repurchased an aggregate of $5.0 million shares of our common stock under the discretionary open-market share repurchase program and, as a result, the program terminated on such date in accordance with its terms. Subsequently, pursuant to the board authorization on November 5, 2018, the Company adopted a trading plan on December 10, 2018, for the purpose of repurchasing shares of its common stock in the open market (the “Plan”). Under the Plan, the Company may repurchase up to the lesser of (1) 5.0% of the amount of shares of the Company’s common stock outstanding as of the date of the Plan, December 10, 2018 and (2) $10.0 million in aggregate amount of the Company’s common stock.

The following tables set forth the number of shares of common stock repurchased by the Company under its share repurchase program for the years ended December 31, 2018, December 31, 2017, and December 31, 2016:

As of December 31, 2018:

Month Ended	Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
January 2018	16,786	$8.01 – $8.22	$136,949
March 2018	195,785	$6.05 – $7.24	1,373,656
April 2018	231,343	$6.12 – $7.20	1,599,304
May 2018	136,819	$6.18 – $6.85	901,837
June 2018	59,461	$6.30 – $6.80	397,913
July 2018	49,974	$6.13 – $6.48	316,614
August 2018	15,543	$6.12 – $6.22	96,727
December 2018	411,939	$6.20 – $6.88	2,718,360

Total	1,117,650		$7,541,360

As of December 31, 2017:

Month Ended	Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
January 2017	14,574	$12.13 – $12.49	$165,514
November 2017	21,400	$7.74 – $8.00	169,742
December 2017	875	$8.25	7,254

Total	36,849		$342,510

As of December 31, 2016:

Month Ended	Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
March 2016	10,509	$10.77 – $11.24	$115,828
May 2016	9,547	$11.56 – $12.33	114,762
June 2016	6,074	$12.23 – $12.36	74,860
November 2016	17,003	$11.50 – $12.30	203,026
December 2016	22,000	$11.65 – $12.49	267,146

Total	65,133		$775,622

On November 5, 2018, the Company’s Board of Directors approved a stock repurchase program. Pursuant to the program, the Company is authorized to repurchase up to $10 million in the aggregate of its outstanding common stock in the open market. The timing, manner, price and amount of any share repurchases will be determined by the Company’s management, in its discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. The program will be in effect until the approved dollar amount has been used to repurchase shares. The program does not require the Company to repurchase any specific number of shares and the Company cannot assure you that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time.

5.	Distributions

The Company intends to make quarterly distributions of available net investment income determined on a tax basis to its stockholders. Distributions to stockholders are recorded on the record date. The amount, if any, to be distributed to stockholders is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, will be distributed at least annually. If the Company does not distribute (or are not deemed to have distributed) at least 98% of the Company’s annual ordinary income in the calendar year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income exceed the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of December 31, 2018 and December 31, 2017, the Company accrued $435,797 and $250,496, respectively, for any unpaid potential excise tax liability and have included these amounts within income tax asset or liability on the accompanying Consolidated Statements of Assets and Liabilities.

The following table reflects the Company’s dividends declared and paid on its common stock for the year ended December 31, 2018:

Date Declared	Record Date	Payment Date	Amount Per Share
March 8, 2018	March 30, 2018	April 4, 2018	$0.180
May 4, 2018	June 29, 2018	July 5, 2018	$0.180
August 6, 2018	September 28, 2018	October 4, 2018	$0.180
November 5, 2018	December 31, 2018	January 3, 2019	$0.180

The following table reflects the Company’s dividends declared and paid on its common stock for the year ended December 31, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share
March 9, 2017	March 31, 2017	April 6, 2017	$0.340
March 9, 2017	March 31, 2017	April 6, 2017	$0.030
May 4, 2017	June 30, 2017	July 6, 2017	$0.340

Date Declared	Record Date	Payment Date	Amount Per Share
August 3, 2017	September 30, 2017	October 5, 2017	$0.340
November 2, 2017	December 29, 2017	January 4, 2018	$0.250

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the stockholders who have not “opted out” of the DRIP no later than the record date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the common stock on the

NASDAQ Global Select Market on the dividend payment date. Shares purchased in the open market to satisfy the DRIP requirements will be valued upon the average price of the applicable shares purchased by the plan administrator, before any associated brokerage or other costs.

6.	Related Party Transactions

Management Fee

Under the Investment Advisory Agreement, the Company has agreed to pay Alcentra NY an annual base management fee based on its gross assets as well as an incentive fee based on its performance. The base management fee is calculated at an annual rate as follows: 1.50% of its gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if its gross assets are less than or equal to $625,000,000; 1.40% if its gross assets are greater than or equal to $625,000,001 but less than or equal to $750,000,000; and 1.25% if its gross assets are greater than or equal to $750,000,001. The various management fee percentages (i.e. 1.50%, 1.40% and 1.25%) would apply to the Company’s entire gross assets in the event its gross assets exceed the various gross asset thresholds. The base management fee is payable quarterly in arrears and is calculated based on the average value of the Company’s gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters.

On May 4, 2018, the Adviser agreed to a temporary 25 basis point reduction, from May 1, 2018 to April 30, 2019, across all of these base management fee breakpoints.

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of the Company’s ‘‘pre-incentive fee net investment income’’ for the immediately preceding quarter, subject to a hurdle rate of 2% per quarter, and is subject to a ‘‘catch-up’’ feature. The “catch-up” feature is intended to provide the Adviser with an incentive fee of 50% of the Company’s “pre-incentive fee net investment income” as if a preferred return did not apply when our net investment income exceeds 2.5% in any quarter.

The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation for our then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) is paid to the Adviser, together with interest thereon from the date of deferral to the date of payment, only if and to the extent that the Company actually receives such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such accounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possible elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter, and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle, and there is no delay of payment if prior quarters are below the quarterly hurdle. The Adviser has agreed to permanently waive any interest accrued on the portion of the incentive fee attributable to deferred interest (such as PIK interest or OID).

The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable for administrative services under the Investment Advisory Agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest). Pre-incentive fee net investment income excludes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income until the Company has received such income in cash.

For the year ended December 31, 2018, the Company recorded expenses for base management fees of $4,133,136, of which $419,640 was waived by the Adviser and $765,659 was payable at December 31, 2018. For the year ended December 31, 2017, the Company recorded expenses for base management fees of $4,975,349, of which $1,330,420 was waived by the Adviser and $1,265,172 was payable at December 31, 2017. For the year ended December 31, 2016, the Company recorded expenses for base management fees of $5,209,684, of which none was waived by the Adviser and $1,301,591 was payable at December 31, 2016.

For the year ended December 31, 2018, the Company reversed previously accrued income-based incentive fees of $404,189, of which none was waived by the Adviser. For the year ended December 31, 2017, the Company incurred income-based incentive fees of $638,244, of which none was waived by the Adviser. For the year ended December 31, 2016, the Company incurred income-based incentive fees of $3,255,167, of which none was waived by the Adviser. For the year ended December 31, 2018, the Company incurred capital gains incentive fees of $0, of which $0 was waived by the Adviser. For the year ended December 31, 2017, the Company incurred capital gains incentive fees of $0, of which $0 was waived by the Adviser. For the year ended December 31, 2016, the Company incurred capital gains incentive fees of $0, of which $0 was waived by the Adviser.

Our officers are employees of the Adviser and our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their staffs will be paid pursuant to the Investment Advisory Agreement.

7.	Directors’ Fees

The independent directors of the Company each receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person each board of directors meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with participating telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairman of the audit committee, the nominating and corporate governance committee, the valuation committee and the compensation committee receives an annual fee of $10,000, $5,000, $5,000 and $5,000, respectively. The Lead Independent Director receives an annual fee of $15,000. In addition, the Board may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities and the independent directors will receive fees and be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company has obtained directors’ and officers’ liability insurance on behalf of its directors and officers.

For the year ended December 31, 2018 the Company recorded directors’ fee expense of $428,161, of which $36,125 was payable at December 31, 2018. For the year ended December 31, 2017 the Company recorded directors’ fee expense of $341,680, of which $68,917 was payable at December 31, 2017. For the year ended December 31, 2016 the Company recorded directors’ fee expense of $296,809, of which $95,000 was payable at December 31, 2016.

8.	Purchases and Sales (Investment Transactions)

Investment purchases, sales and principal payments/paydowns are summarized below for the years ended December 31, 2018, December 31, 2017, and December 31, 2016.

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Investment purchases, at cost (including PIK interest and dividends)	$105,758,107	$139,558,602	$151,765,946
Investment sales, proceeds (including Principal payments/paydown proceeds)	150,613,843	90,148,997	158,805,461

9.	Alcentra Capital InterNotes®

On January 30, 2015, the Company entered into a Selling Agent Agreement with Incapital LLC, as purchasing agent for the Company’s issuance of $40.0 million of Alcentra Capital InterNotes®. On January 25, 2016, the Company entered into an additional Selling Agent Agreement with Incapital LLC, as purchasing agent for the Company’s issuance of up to $15 million of Alcentra Capital InterNotes®.

These notes (the “Notes”) are direct unsecured obligations and each series of notes will be issued by a separate trust (administered by U.S. Bank). The Notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

During the year ended December 31, 2018, the Company did not issue any Alcentra Capital InterNotes®. For the years ended December 31, 2018, December 31, 2017, and December 31, 2016, the Company had average Notes outstanding of $55.0 million, $55.0 million and $49.7 million, respectively, with a weighted average interest rate of 6.38%, 6.38% and 6.38%, respectively.

The following table summarizes the Alcentra Capital InterNotes® issued and outstanding during the year ended December 31, 2018.

Tenor at Origination (in years)	Principal Amount (000’s omitted)	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$53,582	6.25% – 6.50%	6.38%	February 15, 2020 – June 15, 2021
7	1,418	6.50% – 6.75%	6.63%	January 15, 2022 – April 15, 2022

	$55,000

In connection with the issuance of the Alcentra Capital InterNotes®, the Company incurred $1.196 million of fees which are being amortized over the term of the notes and are included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of December 31, 2018. During the year ended December 31, 2018 the company recorded $0.439 million of interest costs and amortization of offering costs on the Alcentra Capital InterNotes® as interest expense.

10.	Credit Facility/Line of Credit

On May 8, 2014, the Company entered into a senior secured revolving credit agreement (as amended and restated from time to time, the “Credit Facility”) with ING Capital LLC (“ING”), as administrative agent, collateral agent and lender, and the lenders from time to time party thereto, to provide liquidity in support of its investment and operational activities. The Credit Facility had an initial commitment of $80 million with an accordion feature that allowed for an increase in the total commitments up to $160 million, subject to certain conditions and the satisfaction of specified financial covenants. The Credit Facility was amended on August 11, 2015 to increase the commitments and the accordion feature. The total commitments and accordion feature were $135 million and up to $250 million respectively, subject to satisfaction of certain conditions at the time of any such future increase. As amended, the Credit Facility had a maturity date of August 11, 2020 and bore interest, at our election, at a rate per annum equal to (i) 2.25% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1%, and zero or (ii) 3.25% plus the one, three or six month LIBOR rate, as applicable.

On September 21, 2018, the Company amended certain provisions of the Credit Facility. Under the Amended Credit Agreement, (i) revolving commitments by lenders were reduced from $135 million to $115 million, with an accordion feature that allows for an increase in total commitments up to $180 million, subject to satisfaction of certain conditions at the time of any such future increase, (ii) the maturity date of the credit facility was extended to September 21, 2022 and the revolving period was extended to September 21, 2021, and (iii) borrowings under the credit facility bear interest, at our election, at a rate per annum equal to (a) 2.50% if the contribution to the borrowing base of eligible portfolio investments that are long-term U.S. government securities and first lien bank loans is greater than or equal to 70% (or 2.75% if such contribution is less than 70%) plus the one, three or six month LIBOR rate, as applicable, or (b) 1.50% if the contribution to the borrowing base of eligible portfolio investments that are long-term U.S. government securities and first lien bank loans is greater than or equal to 70% (or 1.75% if such contribution is less than 70%) plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5%, (C) three month LIBOR plus 1.0%, and (D) zero.

The Amended Credit Agreement also modifies certain covenants in the credit facility, including to provide for a minimum asset coverage ratio of 2.00 to 1, a minimum interest coverage ratio of 2.00 to 1 as of the last day of any fiscal quarter, and a requirement to maintain stockholder’s equity as of the last day of any fiscal quarter to be no less than the greater of (i) 45% of the total assets of the Company and its subsidiaries as at the last day of such fiscal quarter and (ii) the sum of (x) $120,000,000 plus (y) 65% of the aggregate net proceeds of all sales of equity interests by the Company and its subsidiaries after the closing date of the Amended Credit Agreement. In addition, the Amended Credit Agreement requires payment of a commitment fee ranging from 0.5% to 1.0% per annum based on the size of the unused portion of the Credit Facility. This fee is included in interest expense on the Company’s Consolidated Statements of Operations. The Credit Facility is secured by a first priority security interest in all of our portfolio investments, the equity interests in certain of our direct and indirect subsidiaries, and substantially all of our other assets.

The Credit Facility agreement also contains customary terms and conditions, including, without limitation, affirmative and negative covenants, including, without limitation, information reporting requirements, a minimum liquidity test, and maintenance of RIC and BDC status. The Credit Facility agreement also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, and certain change in control events. As of December 31, 2018, the Company was in compliance in all material respects with the terms of the Credit Facility.

As of December 31, 2018, December 31, 2017, and December 31, 2016, the Company had United States dollar borrowings of $28.5 million, $89.7 million and $39.1 million outstanding under the Credit Facility, respectively. For the year ended December 31, 2018, the Company borrowed an average of $52.1 million with a weighted average interest rate of 5.11%. For the year ended December 31, 2017, the Company borrowed an average of $47.4 million with a weighted average interest rate of 4.52%. For the year ended December 31, 2016, the Company borrowed an average of $50.0 million with a weighted average interest rate of 3.84%.

In accordance with the 1940 Act, the Company is currently allowed to borrow amounts such that its asset coverage, calculated pursuant to the 1940 Act, is at least 200% after such borrowing. On May 4, 2018, the Company’s board of directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Company’s board of directors, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act. As a result, effective on May 4, 2019, the Company’s asset coverage requirement applicable to senior securities will be reduced to 150%. As of December 31, 2018, the aggregate amount outstanding of the senior securities issued by the Company was $55.0 million. As of December 31, 2018, the Company’s asset coverage was 275%.

11.	Market and Other Risk Factors

At December 31, 2018, a portion of the Company’s portfolio investments are comprised of non-publicly-traded securities. The non-publicly-traded securities trade in an illiquid marketplace. The portfolio is comprised of investments in the 18 industries listed in Note 13. Risks affecting these industries include, but are not limited to, increasing competition, rapid changes in technology, government actions and changes in economic conditions. These risk factors could have a material effect on the ultimate realizable value of the Company’s investments.

The Company estimates the fair value of investments for which observable market prices in active markets do not exist based on the best information available, which may differ significantly from values that would have otherwise been used had a ready market for the investments existed and the differences could be material.

Market conditions may deteriorate, which may negatively impact the estimated fair value of the Company’s investments or the amounts which are ultimately realized for such investments.

The above events are beyond the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to significant limitations and uncertainties. There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

12.	Commitments and Contingencies

In the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, the Company has agreed to indemnify its officers, directors, employees, agents or any person who serves on behalf of the Company from any loss, claim, damage, or liability which such person incurs by reason of his performance of activities of the Company, provided they acted in good faith. The Company expects the risk of loss related to its indemnifications to be remote.

The Company’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2018 and December 31, 2017, the Company had $15.0 million and $17.2 million in unfunded commitments under loan and financing agreements, respectively. As of December 31, 2018 and December 31, 2017, the Company’s unfunded commitment under loan and financing agreements are presented below.

	As of
	December 31, 2018	December 31, 2017
Pharmalogic Holdings Corp.	$4,760,000	$—
Clanwilliam Group Ltd.	3,753,476	—
Superior Controls, Inc.	2,500,000	2,500,000
CGGR Operations Holding Corporation	2,000,000	—
Healthcare Associates of Texas, LLC	1,572,225	6,900,000
Epic Healthcare Staffing Intermediate Holdco, LLC	363,637	4,000,000
Manna Pro Products, LLC	92,764	—
Pharmalogics Recruiting, LLC	—	2,000,000
NTI Holdings, LLC	—	1,258,540
IGT	—	500,000

Total	$15,042,102	$17,158,540

13.	Classification of Portfolio Investments

As of December 31, 2018, the Company’s portfolio investments were categorized as follows:

	Cost	Fair Value	% of Net Assets*
Investment Type
Senior Secured — First Lien	$167,745,286	$168,154,929	115.33%
Senior Secured — Second Lien	42,210,313	42,549,396	29.18%
Equity/Other	37,232,929	21,141,117	14.50%
CLO/Structured Credit	1,948,058	1,739,600	1.20%
Senior Subordinated	4,741,760	1,212,774	0.83%

Total	$253,878,346	$234,797,816	161.04%

Geographic Region†
West	$52,427,327	$54,266,593	37.22%
Southeast	56,535,014	44,026,689	30.20%
South	45,437,808	43,758,859	30.01%
Northeast	43,622,806	38,144,071	26.16%
Midwest	24,841,625	23,614,916	16.20%
Canada	22,721,398	22,900,000	15.71%
Ireland	6,344,310	6,347,088	4.35%
US (CLO)	1,948,058	1,739,600	1.19%

Total	$253,878,346	$234,797,816	161.04%

Industry†
Business Services	$45,913,805	$46,130,114	31.64%
Healthcare Services	44,727,905	45,038,816	30.89%
Technology & Telecom	32,324,555	33,345,749	22.87%
Consumer Services	26,231,367	26,237,699	17.99%
Industrial Services	21,095,416	19,559,789	13.42%
Retail	12,051,199	12,119,708	8.31%
Oil & Gas Services	11,385,108	11,382,254	7.81%
Wholesale/Distribution	10,189,394	10,614,192	7.28%
High Tech Industries	8,701,223	8,729,396	5.99%
Media: Advertising, Printing & Publishing	12,677,834	6,554,225	4.50%
Environmental/Recycling Services	6,757,790	5,699,791	3.91%
Telecommunications	4,410,000	4,410,000	3.02%
USD CLO	1,948,058	1,739,600	1.19%
Security	5,485,401	1,023,999	0.70%
Waste Services	2,529,303	820,437	0.56%
Transportation Logistics	1,254,000	726,000	0.50%
Industrial Manufacturing	500,000	666,047	0.46%
Education	5,695,988	—	0.0%

Total	$253,878,346	$234,797,816	161.04%

*	Fair value as a percentage of Net Assets
†	Unaudited

As of December 31, 2017, the Company’s portfolio investments were categorized as follows:

	Cost	Fair Value	% of Net Assets*
Investment Type
Senior Secured — First Lien	$181,664,266	$177,340,027	112.44%
Senior Subordinated	81,397,386	66,884,849	42.41%
Equity/Other	45,824,064	29,125,978	18.47%
Senior Secured — Second Lien	24,330,818	14,203,691	9.01%

Total	$333,216,534	$287,554,545	182.33%

Geographic Region†
Southeast	$99,474,605	$78,667,734	49.88%
Northeast	57,107,756	54,446,210	34.52%
West	57,327,891	49,593,273	31.45%
South	56,444,310	48,087,167	30.49%
Midwest	39,883,664	33,560,162	21.28%
Canada	22,978,308	23,199,999	14.71%

Total	$333,216,534	$287,554,545	182.33%

Industry†
Healthcare Services	$55,159,796	$55,289,718	35.06%
Business Services	51,334,231	51,724,999	32.80%
Industrial Services	29,762,072	29,668,447	18.81%
Technology & Telecom	23,951,328	23,318,694	14.79%
Wholesale/Distribution	19,281,908	19,684,932	12.48%
High Tech Industries	18,677,481	18,729,396	11.88%
Telecommunications	15,641,231	17,677,538	11.21%
Retail	13,807,599	14,192,432	9.00%
Security	15,358,937	14,135,409	8.96%
Oil & Gas Services	16,193,495	11,168,822	7.08%
Industrial Manufacturing	8,833,734	9,219,455	5.85%
Environmental/Recycling Services	7,601,167	7,820,167	4.96%
Media: Advertising, Printing & Publishing	12,677,834	6,678,442	4.22%
Transportation Logistics	7,691,296	5,474,294	3.47%
Waste Services	2,529,303	2,771,797	1.76%
Media & Entertainment	10,355,366	2	0.0%
Education	15,863,517	1	0.0%
Automotive Business Services	8,496,239	—	0.0%

Total	$333,216,534	$287,554,545	182.33%

*	Fair value as a percentage of Net Assets
†	Unaudited

14.	Financial Highlights

The following per share data and financial ratios have been derived from information provided in the consolidated financial statements of the Company. The following is a schedule of financial highlights for one share of common stock for the years ended December 31, 2018, December 31, 2017, December 31, 2016, and December 31, 2015 and for the period from May 8, 2014 through December 31, 2014.

	For the year ended December 31, 2018		For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the period from May 8, 2014* through December 31, 2014
Per share data(1)
Net asset value, beginning of period	$11.09		$13.72	$14.43	$14.87	$14.55
Net investment income (loss)	1.01		1.32	1.66	1.43	0.86
Net realized and unrealized gains (losses)(2)	(0.28)		(2.84)	(1.06)	(0.68)	0.57
Benefit (Provision) for income taxes on unrealized gain (loss) on investments	0.03		0.19	0.05	0.17	(0.13)

Net increase (decrease) in net assets resulting from operations	0.76		(1.33)	0.65	0.92	1.30

Distributions to shareholders:(3)
From net investment income	(0.72)		(1.27)	(1.36)	(1.36)	(0.86)
Net realized gains	0.00		(0.03)	0.00	0.00	0.00

Total dividend distributions declared	(0.72)		(1.30)	(1.36)	(1.36)	(0.86)
Offering costs	0.00		0.00	0.00	0.00	(0.12)
Net asset value, end of period	$11.13		$11.09	$13.72	$14.43	$14.87
Market value per share, end of period	$6.47		$8.39	$11.97	$11.60	$12.50
Total return based on net asset value(4)	6.8%		(9.7)%	4.5%	6.2%	4.9	%(5)(6)
Total return based on market value(4)	(14.3)%		(19.0)%	14.9%	3.7%	(10.9	)%(5)(6)
Shares outstanding at end of period	13,105,295		14,222,945	13,451,633	13,516,766	13,516,766

Ratio/Supplemental Data:
Net assets, at end of period	$145,802,532		$157,714,175	$184,524,591	$195,032,211	$200,989,308
Ratio of total expenses before waiver to average net assets	10.18	%(7)	9.31%	9.58%	7.79%	5.12	%(7)
Ratio of interest expenses to average net assets	4.73%		4.18%	3.59%	2.50%	1.04	%(7)
Ratio of incentive fees to average net assets	(0.27)%		0.36%	1.71%	1.63%	0.75	%(7)
Ratio of waiver of management and incentive fees to average net assets	0.28%		0.76%	—%	0.50%	1.57	%(7)
Ratio of net expenses to average net assets	9.90%		8.55%	9.58%	7.29%	3.55	%(7)
Ratio of net investment income (loss) before waiver to average net assets	8.88%		9.67%	11.80%	9.13%	7.45	%(7)
Ratio of net investment income (loss) after waiver to average net assets	8.60%		10.43%	11.80%	9.63%	9.02	%(7)
Total Credit Facility payable outstanding	$28,536,441		$89,703,273	$39,133,273	$63,504,738	$62,499,154
Total Notes payable outstanding	$55,000,000		$55,000,000	$55,000,000	$40,000,000	$—
Asset coverage ratio(8)	2.7		2.1	3.0	2.9	4.2
Portfolio turnover rate	41%		32%	51%	24%	20	%(5)

*	Commencement of operations.
(1)	The per share data was derived by using the average shares outstanding during the period.
(2)

The amount shown at this caption is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains and losses in portfolio securities for the year because of the timing of purchases or sales of the Company’s shares in relation to fluctuating market values for the portfolio.

(3)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(5)	Not Annualized.
(6)

Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $15.00 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)	Annualized, except for consulting fees.
(8)

Asset coverage ratio is equal to (i) the sum of (A) net assets at the end of the period and (B) debt outstanding at the end of the period, divided by (ii) total debt outstanding at the end of the period.

15.	Tax Information

As of December 31, 2018, the Company’s aggregate investment unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$253,878,346

Gross unrealized appreciation	79,553,373
Gross unrealized depreciation	(98,633,903)

Net unrealized investment depreciation	$(19,080,530)

As of December 31, 2017, the Company’s aggregate investment unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$333,216,534

Gross unrealized appreciation	5,655,729
Gross unrealized depreciation	(51,317,718)

Net unrealized investment depreciation	$(45,661,989)

16.	Unconsolidated Significant Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, the Company has two subsidiaries that are deemed to be “significant subsidiaries”. The Company has certain unconsolidated significant subsidiaries, FST Technical Services, LLC (“FST”) and Southern Technical College (“STI”), for which summarized financial information is presented below in aggregate as of and for the year ended December 31, 2018 and as of and for the year ended December 31, 2017.

Balance Sheet	As of December 31, 2018	Income Statement	For the year ended December 31, 2018
Current Assets	$15,536,556	Net Sales	$50,355,783
Noncurrent Assets	64,090,276	Gross Profit	12,732,260
Current Liabilities	10,838,139	Net Income/EBITDA	7,318,579
Noncurrent Liabilities	32,322,997

Balance Sheet	As of December 31, 2017	Income Statement	For the year ended December 31, 2017
Current Assets	$6,276,379	Net Sales	$19,716,632
Noncurrent Assets	18,281,690	Gross Profit	6,534,303
Current Liabilities	1,022,247	Net Income/EBITDA	3,339,407
Noncurrent Liabilities	14,003,599

In addition to the risks associated with our investments in general, there are unique risks associated with our investment in this entity.

The business and growth of FST depends in large part on the continued trend toward outsourcing of certain services in the semiconductor and biopharmaceutical industries. There can be no assurance that this trend in outsourcing will continue, as companies may elect to perform such services internally. A significant change in the direction of this trend generally, or a trend in the semiconductor and biopharmaceutical industry not to use, or to reduce the use of, outsourced services such as those provided by it, could significantly decrease its revenues and such decreased revenues could have a material adverse effect on it or its results operations or financial condition.

The business and growth of STI have been impacted by regulatory changes that have affected for-profit institutions. Although the regulatory climate has since improved, there is no assurance that this will continue to improve enrollment or retention rates.

17.	Selected Quarterly Financial Data (Unaudited)

	2018
	For the quarter ended December 31	For the quarter ended September 30	For the quarter ended June 30	For the quarter ended March 31
Total investment income	$6,979,385	$6,553,080	$7,253,950	$8,181,565
Total investment income per common share	0.52	0.48	0.53	0.58
Net investment income	3,690,986	2,965,656	3,483,588	3,776,160
Net investment income per common share	0.27	0.22	0.25	0.27
Net realized and unrealized gain (loss)	(2,550,805)	116,346	(5,722,599)	(237,200)
Net realized and unrealized (loss) gain per common share	(0.19)	0.01	(0.42)	(0.02)
Net increase (decrease) in net assets resulting from operations	1,140,181	3,082,002	(2,239,011)	3,538,960
Basic and diluted earnings per common share	0.08	0.23	(0.16)	0.25
Net asset value per common share at the end of quarter	11.13	11.08	11.01	11.22

	2017
	For the quarter ended December 31	For the quarter ended September 30	For the quarter ended June 30	For the quarter ended March 31
Total investment income	$8,201,431	$7,610,521	$8,338,109	$9,201,448
Total investment income per common share	0.58	0.53	0.61	0.68
Net investment income	4,044,773	4,843,375	4,843,375	4,592,616
Net investment income per common share	0.28	0.34	0.36	0.34
Net realized and unrealized (loss) gain	(17,413,043)	(6,454,859)	(9,996,441)	(3,561,538)
Net realized and unrealized (loss) gain per common share	(1.25)	(0.45)	(0.73)	(0.26)
Net (decrease) increase in net assets resulting from operations	(13,368,270)	(1,611,484)	(5,153,066)	1,031,078
Basic and diluted earnings per common share	(0.96)	(0.11)	(0.38)	0.08
Net asset value per common share at the end of quarter	11.09	12.27	12.73	13.43

	2016
	For the quarter ended December 31	For the quarter ended September 30	For the quarter ended June 30	For the quarter ended March 31
Total investment income	$10,899,771	$9,116,468	$10,639,969	$9,946,391
Total investment income per common share	0.81	0.68	0.79	0.74
Net investment income	6,119,155	4,786,793	5,898,346	5,604,892
Net investment income per common share	0.45	0.35	0.44	0.41
Net realized and unrealized (loss) gain	(1,195,769)	(6,629,320)	(4,503,177)	(1,291,134)
Net realized and unrealized (loss) gain per common share	(0.09)	(0.49)	(0.33)	(0.10)
Net increase (decrease) in net assets resulting from operations	4,923,386	(1,842,527)	1,395,169	4,313,758
Basic and diluted earnings per common share	0.37	(0.14)	0.10	0.32
Net asset value per common share at the end of quarter	13.72	13.69	14.16	14.41

18.	Subsequent Events

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Subsequent to December 31, 2018, the following activity occurred:

On January 3, 2019, we paid a dividend to shareholders of record as of December 29, 2018 of $0.18 per share.

On January 15, 2019, we funded $5.0 million of the 2nd lien for Cambium Learning Group, Inc. at L + 8.5%.

On January 31, 2019, Epic Healthcare Staffing Intermediate Holdco, LLC repaid $3.6 million of the revolver.

On February 4, 2019, we funded $2.4 million to Aegis Toxicology Sciences Corporation, a first lien loan at L + 5.5%.

On February 8, 2019, Tunnel Hill (FKA City Carting) repaid its escrow shares for $0.8 million.

On February 8, 2019, FST Technical Services, LLC repaid its debt and equity for $13.6 million (consisting of the principal amount of $13.4 million plus accrued interest) and $3.1 million, respectively.

On February 11, 2019, VVC Holding Corp. repaid its debt plus accrued interest in the amount of $6.0 million, plus a prepayment penalty of $0.1 million.

On March 4, 2019, we were allocated a $3.0 million position in the first lien at L + 4.5% and a $2.0 million position in the second lien at L + 8.5% for Institutional Shareholder Services Inc. The second lien was funded on March 8, 2019.

On March 11, 2019, our Board of Directors approved the 2019 first quarter dividend of $0.18 per share for shareholders of record March 29, 2019 and payable April 4, 2019.

On March 11, 2019, Vijay Rajguru resigned from his position as Chief Executive Officer of the Company, effective as of March 12, 2019, in connection with a transition in management at the Adviser, and our Board of Directors appointed Suhail A. Shaikh, a Co-President of the Company, to serve as Chief Executive Officer of the Company, effective as of March 12, 2019, in order to fill the vacancy created by Mr. Rajguru’s resignation. Mr. Rajguru will continue to serve the Company as Chairman of our Board of Directors. In connection with Mr. Shaikh’s appointment as Chief Executive Officer, Peter Glaser will continue to serve the Company as our sole President.

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Assets and Liabilities

	As of September 30, 2019 (Unaudited)	As of December 31, 2018
Assets
Portfolio investments, at fair value
Non-controlled, non-affiliated investments, at fair value (cost of $212,247,572 and $212,280,172, respectively)	$203,117,204	$205,411,779
Non-controlled, affiliated investments, at fair value (cost of $26,683,798 and $26,385,612, respectively)	15,249,296	12,980,016
Controlled, affiliated investments, at fair value (cost $0 and $15,212,562, respectively)	—	16,406,021
Cash	4,830,119	11,049,499
Dividends and interest receivable	1,041,343	454,883
Receivable for investments sold	532,930	644,733
Deferred financing costs	909,289	1,366,393
Deferred tax asset	4,266,715	5,385,694
Prepaid expenses and other assets	253,559	79,410

Total Assets	$230,200,455	$253,778,428

Liabilities
Credit facility payable	$28,658,350	$28,536,441
Notes payable (net of deferred note offering costs of $550,159 and $855,433, respectively)	54,449,841	54,144,567
Payable for investments purchased	—	18,550,000
Other accrued expenses and liabilities	90,121	535,096
Directors’ fees payable	225,750	36,125
Professional fees payable	1,071,304	554,173
Interest and credit facility expense payable	1,558,563	1,069,139
Management fee payable	—	765,659
Income-based incentive fees payable	198,805	890,796
Distributions payable	2,317,602	2,433,102
Unearned structuring fee revenue	—	81,643
Income tax liability	255,531	379,155

Total Liabilities	88,825,867	107,975,896

Commitments and Contingencies (Note 12)

Net Assets
Common stock, par value $0.001 per share (100,000,000 shares authorized, 12,875,566 and 13,105,295 shares issued and outstanding, respectively)	12,876	13,105
Additional paid-in capital	197,118,476	198,594,662
Distributable earnings (accumulated loss)	(55,756,764)	(52,805,235)

Total Net Assets	141,374,588	145,802,532

Total Liabilities and Net Assets	$230,200,455	$253,778,428

Net Asset Value Per Share	$10.98	$11.13

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Operations

	For the three months ended September 30, 2019 (Unaudited)	For the three months ended September 30, 2018 (Unaudited)	For the nine months ended September 30, 2019 (Unaudited)	For the nine months ended September 30, 2018 (Unaudited)
Investment Income:
From non-controlled, non-affiliated investments:
Interest income from portfolio investments	$5,386,714	$5,676,759	$16,946,112	$17,284,856
Paid-in-kind interest income from portfolio investments	27,534	107,164	140,835	352,295
Other income from portfolio investments	47,920	94,668	332,795	2,213,784
Dividend income from portfolio investments	—	30,756	—	92,268
From non-controlled, affiliated investments:
Interest income from portfolio investments	32,418	58,881	110,659	265,414
Paid in-kind income from portfolio investments	108,583	96,816	298,186	309,946
Other income from portfolio investments	—	—	—	—
From controlled, affiliated investments:
Interest income from portfolio investments	—	488,036	208,538	1,470,032
Paid in-kind income from portfolio investments	—	—	—	—
Other income from portfolio investments	—	—	133,095	—

Total investment income	5,603,169	6,553,080	18,170,220	21,988,595

Expenses:
Management fees	835,825	943,360	2,543,009	3,214,345
Income-based incentive fees/(reversal of accruals)	—	(43,805)	(691,991)	(43,805)
Professional fees	1,411,837	362,625	2,811,452	1,095,777
Valuation services	(70,780)	78,346	86,720	132,279
Interest and credit facility expense	1,455,465	1,705,992	4,195,793	5,146,364
Amortization of deferred financing costs	157,059	117,587	569,604	325,138
Directors’ fees	213,270	87,076	587,946	300,104
Insurance expense	93,524	57,076	240,851	169,583
Amortization of deferred note offering costs	105,771	97,478	348,474	343,439
Consulting fees	—	54,152	244,916	535,892
Excise tax	(62,468)	29,538	327,945	394,846
Other expenses	638,307	255,226	952,606	415,737

Total expenses	4,777,810	3,744,651	12,217,325	12,029,699
Waiver of management fees	(835,825)	(157,227)	(1,120,356)	(266,508)

Net expenses	3,941,985	3,587,424	11,096,969	11,763,191

Net investment income and foreign currency transactions	1,661,184	2,965,656	7,073,251	10,225,404

Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) From Portfolio Investments
Net realized gain (loss) on:
Non-controlled, non-affiliated investments	—	(38,921)	(111,717)	(10,162,013)
Non-controlled, affiliated investments	—	(12)	—	(10,167,529)
Controlled, affiliated investments	—	—	1,193,459	—
Foreign currency transactions	109,732	—	175,226	—

Net realized gain (loss) from portfolio investments and foreign currency transactions	109,732	(38,933)	1,256,968	(20,329,542)

Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	(742,017)	2,355,583	(2,261,975)	6,235,728
Non-controlled, affiliated investments	573,447	(1,610,661)	1,971,094	7,601,872
Controlled, affiliated investments	—	—	(1,193,459)	220,904
Foreign currency translation	148,596	—	136,968	—

Net change in unrealized appreciation (depreciation) from portfolio investments and foreign currency translation	(19,974)	744,922	(1,347,372)	14,058,504

Benefit (Provision) for income taxes on unrealized gain (loss) on investments	3,253	(589,643)	(1,121,422)	427,585

Net realized gain (loss) and net change in unrealized appreciation (depreciation) from portfolio investments	93,011	116,346	(1,211,826)	(5,843,453)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,754,195	$3,082,002	$5,861,425	$4,381,951

Basic and diluted:
Net investment income per share	$0.13	$0.22	$0.55	$0.74
Earnings (loss) per share	$0.14	$0.23	$0.45	$0.32
Weighted Average Shares of Common Stock Outstanding	12,875,566	13,530,129	12,885,724	13,815,619

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Changes in Net Assets

(Unaudited)

	Common Stock		Paid in Capital in Excess of Par	Distributable Earnings	Total Net Assets
	Shares	Par Amount
Balance at June 30, 2018	13,582,751	$13,583	$202,161,682	$(52,580,521)	$149,594,744
Increase (decrease) in net assets resulting from operations
Net investment income	—	—	—	2,965,656	2,965,656
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	(38,933)	(38,933)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	—	—	—	744,922	744,922
Benefit (Provision) for income taxes on unrealized gain (loss) on investments	—	—	—	(589,643)	(589,643)
Shareholder distributions:
Repurchase of common stock	(65,517)	(66)	(413,275)	—	(413,341)
Distributions to shareholders	—	—	—	(2,449,592)	(2,449,592)

Total increase (decrease) for the three months ended September 30, 2018	(65,517)	(66)	(413,275)	632,410	219,069

Balance at September 30, 2018	13,517,234	$13,517	$201,748,407	$(51,948,111)	$149,813,813

Dividends declared per common share	—	$—	$—	$0.18	$0.18

Balance at December 31, 2017	14,222,945	$14,223	$206,570,701	$(48,870,749)	$157,714,175
Increase (decrease) in net assets resulting from operations
Net investment income	—	—	—	10,225,404	10,225,404
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	(20,329,542)	(20,329,542)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	—	—	—	14,058,504	14,058,504
Benefit (Provision) for income taxes on unrealized gain (loss) on investments	—	—	—	427,585	427,585
Shareholder distributions:
Repurchase of common stock	(705,711)	(706)	(4,822,294)	—	(4,823,000)
Distributions to shareholders	—	—	—	(7,459,313)	(7,459,313)

Total increase (decrease) for the nine months ended September 30, 2018	(705,711)	(706)	(4,822,294)	(3,077,362)	(7,900,362)

Balance at September 30, 2018	13,517,234	$13,517	$201,748,407	$(51,948,111)	$149,813,813

Dividends declared per common share	—	$—	$—	$0.54	$0.54

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Changes in Net Assets

(Unaudited)

	Common Stock
	Shares	Par Amount	Paid in Capital in Excess of Par	Distributable Earnings	Total Net Assets
Balance at June 30, 2019	12,875,566	$12,876	$197,118,476	$(55,193,357)	$141,937,995
Increase (decrease) in net assets resulting from operations
Net investment income	—	—	—	1,661,184	1,661,184
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	109,732	109,732
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	—	—	—	(19,974)	(19,974)
Benefit (Provision) for income taxes on unrealized gain (loss) on investments	—	—	—	3,253	3,253
Shareholder distributions:
Repurchase of common stock	—	—	—	—	—
Distributions to shareholders	—	—	—	(2,317,602)	(2,317,602)
Total increase (decrease) for the three months ended September 30, 2019	—	—	—	(563,407)	(563,407)

Balance at September 30, 2019	12,875,566	$12,876	$197,118,476	$(55,756,764)	$141,374,588

Dividends declared per common share	—	$—	$—	$0.18	$0.18

Balance at December 31, 2018	13,105,295	$13,105	$198,594,662	$(52,805,235)	$145,802,532
Increase (decrease) in net assets resulting from operations
Net investment income	—	—	—	7,073,251	7,073,251
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	1,256,968	1,256,968
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	—	—	—	(1,347,372)	(1,347,372)
Benefit (Provision) for income taxes on unrealized gain (loss) on investments	—	—	—	(1,121,422)	(1,121,422)
Shareholder distributions:
Repurchase of common stock	(229,729)	(229)	(1,476,186)	—	(1,476,415)
Distributions to shareholders	—	—	—	(8,812,954)	(8,812,954)

Total increase (decrease) for the nine months ended September 30, 2019	(229,729)	(229)	(1,476,186)	(2,951,529)	(4,427,944)

Balance at September 30, 2019	12,875,566	$12,876	$197,118,476	$(55,756,764)	$141,374,588

Dividends declared per common share	—	$—	$—	$0.69	$0.69

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Cash Flows

	For the nine months ended September 30, 2019 (Unaudited)	For the nine months ended September 30, 2018 (Unaudited)
Cash Flows from Operating Activities
Net increase/(decrease) in net assets resulting from operations	$5,861,425	$4,381,951
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss from portfolio investments	(1,081,742)	20,329,542
Net change in unrealized (appreciation) depreciation of portfolio investments	1,484,340	(14,058,504)
Deferred tax asset	1,118,979	(430,507)
Paid in-kind interest income from portfolio investments	(439,021)	(662,241)
Accretion of discount on debt securities	(1,120,276)	(481,690)
Purchases of portfolio investments	(61,229,802)	(50,049,494)
Net proceeds from sales/return of capital of portfolio investments	78,817,817	83,839,981
Amortization of deferred financing costs	569,604	325,138
Amortization of deferred note offering costs	348,474	343,439
(Increase) decrease in operating assets:
Dividends and interest receivable	(586,460)	541,594
Receivable for investments sold	111,803	25,000
Income tax asset	—	133,627
Prepaid expenses and other assets	(174,149)	(64,981)
Increase (decrease) in operating liabilities:
Payable for investments purchased	(18,550,000)	—
Other accrued expenses and liabilities	(444,975)	(76,145)
Directors’ fees payable	189,625	9,583
Professional fees payable	517,131	(229,950)
Interest and credit facility expense payable	489,424	93,737
Management fee payable	(765,659)	447,802
Income-based incentive fees payable	(691,991)	(43,805)
Unearned structuring fee revenue	(81,643)	(450,633)
Income tax liability	(123,624)	—

Net cash provided by (used in) operating activities	4,219,280	43,923,444

Cash Flows from Financing Activities
Financing costs paid	(112,500)	(1,332,500)
Offering costs paid	(43,200)	(42,000)
Proceeds from credit facility payable	54,805,298	26,253,872
Repayments of credit facility payable	(54,820,357)	(61,500,000)
Distributions paid to shareholders	(8,928,454)	(8,571,027)
Repurchase of common stock	(1,476,415)	(4,823,000)

Net cash provided by (used in) financing activities	(10,575,628)	(50,014,655)

Effect of exchange rate changes on cash denominated in foreign currency	136,968	—
Increase (decrease) in cash and cash equivalents	(6,219,380)	(6,091,211)
Cash at beginning of period	11,049,499	13,882,956

Cash and Cash Equivalents at End of Period	$4,830,119	$7,791,745

Supplemental and non-cash financing activities:
Cash paid during the period for interest	$3,706,369	$5,052,627
Accrued offering costs	$2,485	$2,485
Accrued distributions payable	$2,317,602	$2,449,591

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments

As of September 30, 2019

(Unaudited)

Company(+)***	Industry	Spread Above Index	Base Rate Floor	Interest Rate	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 143.67%
Senior Secured—First Lien — 94.73%
Aegis Sciences Corporation(2),(3)	Consumer Services	LIBOR + 5.50%	1.00%	7.68%	5/9/2025	7,422,519	$7,267,806	$7,107,062	5.03%
Black Diamond Oilfield Rentals, LLC(2),(4)	Oil & Gas Services	LIBOR + 6.50%	1.00%	8.82%	12/17/2020	10,670,863	10,670,863	10,670,863	7.55%
Cambium Learning Group, Inc.(2),(4)	Technology & Telecom	LIBOR + 4.50%		6.61%	12/18/2025	1,980,025	1,891,006	1,953,000	1.38%
CGGR Operations Holdings Corporation(2),(4),(5)	Business Services	LIBOR + 7.00%	1.00%	9.32%	9/30/2022	3,081,471	3,062,949	3,081,471	2.18%
Clanwilliam Group Ltd.(2),(4),(6)	Technology & Telecom	Euribor + 7.00%		7.00%	11/8/2025	€5,922,000	6,576,416	6,456,163	4.57%
Digital Room Holdings, Inc.(2),(4)	Business Services	LIBOR + 5.00%		7.11%	5/21/2026	6,982,500	6,882,449	6,883,000	4.87%
Envocore Holding, LLC(2),(4),(7)	Industrial Services	LIBOR + 10.25%	1.00%	12.57%	6/30/2022	17,694,444	17,659,366	16,102,000	11.39%
Epic Healthcare Staffing Intermediate Holdco, LLC(2),(4),(6),(8)	Business Services	LIBOR + 8.25%	1.00%	10.57%	10/19/2022	10,771,646	10,741,574	10,771,646	7.62%
GGC Aperio Holdings, L.P.(2),(4)	Financial Services	LIBOR + 5.00%		7.33%	10/26/2024	8,470,000	8,082,826	8,470,000	5.99%
Healthcare Associates of Texas, LLC(2),(4),(6)	Healthcare Services	LIBOR + 8.25%	1.00%	10.57%	11/8/2022	20,319,475	20,319,474	19,797,088	14.00%
Impact Group, LLC(2),(4)	Consumer Services	LIBOR + 6.50%	1.00%	8.83%	6/27/2023	13,868,647	13,824,033	13,371,481	9.46%
Institutional Shareholder Services, Inc.(2),(4)	Business Services	LIBOR + 4.50%		6.83%	3/5/2026	2,985,000	2,957,446	2,957,000	2.09%
Manna Pro Products, LLC(2),(4),(6)	Consumer Services	LIBOR + 6.00%	1.00%	8.11%	12/8/2023	7,386,039	7,315,460	7,310,000	5.16%
Palmetto Moon LLC(4)	Retail	11.5% Cash, 2.5% PIK		14.00%	10/31/2021	4,356,153	4,343,106	4,225,000	2.99%
Perforce Software Inc.(2),(3)	High Tech Industries	LIBOR + 4.50%		6.61%	7/1/2026	5,000,000	4,975,844	4,995,000	3.53%
Pinstripe Holdings, LLC(2),(4)	Business Services	LIBOR + 6.00%	1.00%	8.12%	1/17/2025	9,950,000	9,772,785	9,778,000	6.92%

Total Senior Secured—First Lien							136,343,403	133,928,774	94.73%

Senior Secured—Second Lien — 46.27%
BayMark Health Services, Inc.(2),(4),(6)	Healthcare Services	LIBOR + 8.25%	1.00%	10.21%	3/1/2025	8,000,000	$7,897,541	$8,000,000	5.66%
Cambium Learning Group, Inc.(2),(4)	Technology & Telecom	LIBOR + 8.50%		10.61%	12/18/2026	5,000,000	4,716,452	4,726,000	3.34%
CGGR Operations Holdings Corporation(2),(4),(5)	Business Services	LIBOR + 11.50%	1.00%	13.82%	9/30/2023	11,431,579	11,355,258	11,545,895	8.17%
Institutional Shareholder Services, Inc.(2),(4)	Business Services	LIBOR + 8.50%		10.83%	3/5/2027	2,000,000	1,944,135	1,944,000	1.37%
Medsurant Holdings, LLC(4)	High Tech Industries	13.00% Cash		13.00%	6/30/2020	8,729,395	8,715,273	8,729,395	6.17%

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments (continued)

As of September 30, 2019

(Unaudited)

Company(+)***	Industry	Spread Above Index	Base Rate Floor	Interest Rate	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Perforce Software Inc.(2),(4)	High Tech Industries	LIBOR + 8.00%		10.10%	7/1/2027	5,000,000	$4,854,716	$4,952,000	3.50%
Pharmalogic Holdings Corp.(2),(4)	Healthcare Services	LIBOR + 8.00%		10.11%	12/11/2023	16,100,000	16,038,335	16,100,000	11.39%
Sandvine Corporation(2),(4)	Telecommunications	LIBOR + 8.00%		10.11%	11/2/2026	4,500,000	4,416,909	4,420,000	3.13%
WeddingWire, Inc.(2),(4)	Consumer Services	LIBOR + 8.25%		10.36%	12/21/2026	5,000,000	4,953,109	5,000,000	3.54%

Total Senior Secured - Second Lien							64,891,728	65,417,290	46.27%

CLO/Structured Credit — 1.27%
Goldentree Loan Management US CLO 2 Ltd.(2),(3)	USD CLO	LIBOR + 4.70%		7.06%	11/28/2030	2,000,000	$1,950,823	$1,793,140	1.27%

Total CLO/Structured Credit							1,950,823	1,793,140	1.27%

Equity/Other — 1.40%

Envocore Holding, LLC, Preferred Shares(4),(7),(9)	Industrial Services					1,139,725	$1,160,360	$—	—
IGT, Preferred Shares(4),(9)	Industrial Services	11% PIK		11.00%	12/10/2024	1,110,922	1,110,922	—	—
Common Shares(4),(9)						44,000	44,000	—	—
Preferred AA Shares(4),(9)		15% PIK		15.00%	12/10/2024	326,789	326,790	271,000	0.19%

							1,481,712	271,000	0.19%

Metal Powder Products, LLC, Common Shares(4),(9)	Industrial Manufacturing					500,000	500,000	602,000	0.43%
My Alarm Center, LLC, Common Shares(4),(9)	Security					129,582	256,793	—	—
Junior Preferred Shares(4),(9)						2,420	2,366,549	—	—
Senior Preferred Shares(4),(9)		8% PIK		8.00%	7/14/2022	2,998	$2,862,059	$1,024,000	0.72%

							5,485,401	1,024,000	0.72%

Palmetto Moon LLC, Common Shares(4),(9)	Retail					61	434,145	81,000	0.06%

Total Equity/Other							9,061,618	1,978,000	1.40%

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							212,247,572	203,117,204	143.67%

Investments in Non-Controlled, Affiliated Portfolio Companies — 10.79%*
Senior Subordinated — 0.87%
Battery Solutions, Inc.(4)	Environmental/ Recycling Services	12% Cash, 2% PIK		14.00%	11/6/2021	1,231,291	$1,231,291	$1,231,292	0.87%
Southern Technical Institute, Inc.(4),(9)	Education	6% PIK		6.00%	12/31/2021	3,528,988	3,528,988	—	—

Total Senior Subordinated							4,760,279	1,231,292	0.87%

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments (continued)

As of September 30, 2019

(Unaudited)

Company(+)***	Industry	Spread Above Index	Base Rate Floor	Interest Rate	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Equity/Other — 9.92%
Battery Solutions, Inc., Class A Units(4),(9),(10)	Environmental/ Recycling Services					5,000,000	$1,058,000	$—	—
Class E Units(4)		8% PIK		8.00%	11/6/2021	4,766,685	4,766,685	4,067,003	2.88%
Class F Units(4),(9)						3,333,333	—	—	—

							5,824,685	4,067,003	2.88%

Conisus, LLC, Common Shares(4),(9)	Media: Advertising, Printing & Publishing					4,914,556	—	—	—
Preferred Equity(4)		12% PIK		12.00%		12,677,834	12,677,834	9,119,001	6.45%

							12,677,834	9,119,001	6.45%

Southern Technical Institute, Inc., Class A Units(4),(9)	Education					3,164,063	2,167,000	—	—
Class A1 Units(4),(9),(11)						6,000,000	—	—	—

							2,167,000	—	—

Xpress Global Systems, LLC, Class B Units(4),(9)	Transportation Logistics					12,544	1,254,000	832,000	0.59%

Total Equity/Other							21,923,519	14,018,004	9.92%

Total Investments in Non-Controlled, Affiliated Portfolio Companies							26,683,798	15,249,296	10.79%

Total Investments							238,931,370	218,366,500	154.46%

Liabilities In Excess Of Other Assets								(76,991,912)	(54.46%)

Net Assets								$141,374,588	100.00%

(+)

All investments are qualifying assets under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), with the exception of the Company’s investments in Goldentree Loan Management US CLO 2 Ltd., Clanwilliam Group Ltd., and CGGR Operations Holdings Corporation. As of September 30, 2019, non-qualifying assets represented 10.5% of the Company’s total assets, at fair value.

*

Denotes investments in connection with which the Company is deemed to be an “Affiliated Person” under the 1940 Act because it owns 5% or more of the portfolio company’s outstanding voting securities. Transactions as of and during the nine months ended September 30, 2019 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

Name of Issuers	Fair Value at December 31, 2018	Gross Additions/ (Gross Reductions)	Transfers In/Out	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Fair Value at September 30 2019	Interest/ Dividend/ Other Income
Battery Solutions, Inc.	$5,699,791	$298,186	$—	$(699,682)	$—	$5,298,295	$408,845
Conisus, LLC	6,554,225	—	—	2,564,776	—	9,119,001	—
Southern Technical Institute, Inc.	—	—	—	—	—	—	—
Xpress Global Systems, LLC	726,000	—	—	106,000	—	832,000	—

	$12,980,016	$298,186	$—	$1,971,094	$—	$15,249,296	$408,845

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments (continued)

As of September 30, 2019

(Unaudited)

**

As of September 30, 2019, the Company was not deemed, under the 1940 Act, to “Control” any of its portfolio companies due to owning more than 25% of any such portfolio company’s outstanding voting securities or because the Company had the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the nine months ended September 30, 2019 in which the issuer was deemed to be Controlled by the Company are as follows:

Name of Issuers	Fair Value at December 31, 2018	Gross Additions/ (Gross Reductions)	Transfers In/Out	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Fair Value at September 30 2019	Interest/ Dividend/ Other Income
FST Technical Services, LLC(a)	$16,406,021	$(16,406,021)	$—	$(1,193,459)	$1,193,459	$—	$341,633

	$16,406,021	$(16,406,021)	$—	$(1,193,459)	$1,193,459	$—	$341,633

(a)	FST Technical Services, LLC was sold on February 8, 2019.

***	Pledged as collateral under the Credit Facility with ING Capital LLC.
(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)

The principal balance outstanding for all floating rate loans is indexed to LIBOR, Euribor or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.

(3)	Security is classified as Level 2 in the Company’s fair value hierarchy (see Note 3).
(4)	Security is classified as Level 3 in the Company’s fair value hierarchy (see Note 3).
(5)	CGGR Holdings’ Tranche B Loan was reclassified to a second lien investment as a result of a sale of a portion of the Tranche A Loan to an unaffiliated third party.
(6)	The investment has an unfunded commitment as of September 30, 2019 which is excluded from the presentation (see Note 12).
(7)	The investment was formerly known as LRI Holding, Inc. and Integrated Efficiency Solutions, Inc. On March 16, 2018, the name was changed to Envocore Holding, LLC.
(8)	The investment was formerly known as Cirrus Medical Staffing, Inc. On May 25, 2018, the name was changed to Epic Healthcare Staffing Intermediate Holdco, LLC.
(9)	Non-income producing security.
(10)

The Company has represented its ownership in Class A units in 919 BSI SPV, LLC (70.7% of that entity), which in turn owns 70,700 Class A Shares of Battery Solutions, LLC (representing 18.16% of ownership of Battery Solutions, LLC).

(11)	Class A1 units of 1,764,720 are subject to a deferred purchase agreement equal to 95% of future proceeds less $1.00.

Abbreviation Legend

LIBOR -	London Inter-bank Offered Rate
PIK -	Payment-In-Kind

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments

As of December 31, 2018

Company(+)***	Industry	Spread Above Index	Base Rate Floor	Interest Rate	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 140.89%
Senior Secured—First Lien—106.14%
Black Diamond Oilfield Rentals, LLC(2),(3),(15)	Oil & Gas Services	LIBOR + 6.50%	1.00%	8.90%	12/17/2020	11,385,109	$11,385,109	$11,382,254	7.81%
Cambium Learning Group, Inc.(3),(10)	Technology & Telecom	LIBOR + 4.50%		7.31%	12/18/2025	4,000,000	3,800,000	3,800,000	2.61%
CGGR Operations Holdings Corporation(2),(3),(8)	Business Services	LIBOR + 11.5%	1.00%	13.90%	9/30/2023	13,431,579	13,324,053	13,431,579	9.21%
		LIBOR + 7.0%	1.00%	9.40%	9/30/2022	9,468,421	9,397,345	9,468,421	6.49%

							22,721,398	22,900,000	15.70%

Champion ONE(2),(3)	Technology & Telecom	LIBOR + 10.5%	1.00%	12.90%	3/17/2022	5,884,230	5,842,683	5,884,230	4.04%
Clanwilliam Group Ltd.(2),(3),(8)	Technology & Telecom	Euribor + 7.00%		7.00%	11/8/2025	€5,724,000	6,344,310	6,347,088	4.35%
Envocore Holding, LLC(2),(3),(7)	Industrial Services	LIBOR + 9.25%	1.00%	11.65%	6/30/2022	18,500,000	18,453,344	18,500,000	12.69%
Epic Healthcare Staffing Intermediate Holdco, LLC(2),(3),(8),(9)	Business Services	LIBOR + 8.25%	1.00%	10.65%	10/19/2022	13,430,114	13,392,406	13,430,114	9.21%
Healthcare Associates of Texas, LLC(2),(3),(8)	Healthcare Services	LIBOR + 8.0%	1.00%	10.40%	11/8/2022	20,578,816	20,578,816	20,578,816	14.11%
Impact Group, LLC(2),(3)	Consumer Services	LIBOR + 6.50%	1.00%	9.21%	6/27/2023	19,965,214	19,965,214	19,965,214	13.69%
Lugano Diamonds & Jewelry, Inc.(2),(3)	Retail	LIBOR + 10.00%	0.75%	12.40%	10/24/2021	6,750,000	6,229,503	6,365,358	4.37%
Manna Pro Products, LLC(2),(3),(8)	Consumer Services	LIBOR + 6.0%	1.00%	8.31%	12/8/2023	1,322,485	1,316,153	1,322,485	0.91%
Palmetto Moon LLC(2)	Retail	11.5% Cash, 1.0% PIK		12.50%	10/31/2021	4,737,622	4,720,936	4,648,350	3.19%
Pinstripe Holdings, LLC(2),(3)	Business Services	LIBOR + 6.00%		8.81%	1/17/2025	10,000,000	9,800,000	9,800,000	6.72%
Superior Controls, Inc.(2),(3),(8)	Wholesale/ Distribution	LIBOR + 7.25%	1.00%	9.65%	3/22/2021	9,825,000	9,789,394	9,825,000	6.74%

Total Senior Secured - First Lien							154,339,266	154,748,909	106.14%

Senior Secured - Second Lien - 29.18%
BayMark Health Services, Inc.(2),(3)	Healthcare Services	LIBOR + 8.25%	1.00%	10.60%	3/1/2025	7,000,000	6,938,172	7,000,000	4.80%
Medsurant Holdings, LLC(2)	High Tech Industries	13.00% Cash		13.00%	6/30/2020	8,729,396	8,701,223	8,729,396	5.99%
Pharmalogic Holdings Corp.(2),(3),(8)	Healthcare Services	LIBOR + 8.0%		10.34%	12/11/2023	11,340,000	11,267,485	11,340,000	7.77%
Sandvine Corporation(2),(3)	Telecommunications	LIBOR + 8.00%		10.35%	11/2/2026	4,500,000	4,410,000	4,410,000	3.02%
VVC Holding Corp.(2),(3),(5)	Healthcare Services	LIBOR + 8.13%	1.00%	10.56%	7/9/2026	6,000,000	5,943,433	6,120,000	4.20%
WeddingWire, Inc.(2),(3)	Consumer Services	LIBOR + 8.25%		11.06%	12/21/2026	5,000,000	4,950,000	4,950,000	3.40%

Total Senior Secured - Second Lien							42,210,313	42,549,396	29.18%

CLO/Structured Credit — 1.20%
Goldentree Loan Management US CLO 2 Ltd.(3),(10)	USD CLO	LIBOR + 4.70%		7.06%	11/28/2030	2,000,000	$1,948,058	$1,739,600	1.20%

Total CLO/Structured Credit							1,948,058	1,739,600	1.20%

Equity/Other — 4.37%
Champion ONE, Common Shares(2),(4)	Technology & Telecom					11,250	1,125,000	908,410	0.62%

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments (continued)

As of December 31, 2018

Company(+)***	Industry	Spread Above Index	Base Rate Floor	Interest Rate	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Envocore Holding, LLC, Preferred Shares(2),(4),(6),(7)	Industrial Services					1,139,725	$1,160,360	$788,000	0.54%
IGT, Preferred Shares(2),(4)	Industrial Services	11% PIK		11.00%	12/10/2024	1,110,922	1,110,922	—	—
Common Shares(2),(4)						44,000	44,000	—	—
Preferred AA Shares(2),(4)		15% PIK		15.00%	12/10/2024	326,789	326,789	271,789	0.19%

							1,481,711	271,789	0.19%

Lugano Diamonds & Jewelry, Inc., Warrants(2),(4)	Retail					666,615	666,615	1,000,000	0.69%
Metal Powder Products, LLC, Common Shares(2),(4)	Industrial Manufacturing					500,000	500,000	666,047	0.46%
My Alarm Center, LLC, Common Shares(2),(4)	Security					129,582	256,793	—	—
Junior Preferred Shares(2),(4)						2,420	2,366,549	—	—
Senior Preferred Shares(2),(4)		8% PIK		8.00%	7/14/2022	2,998	2,862,059	1,023,999	0.70%

							5,485,401	1,023,999	0.70%

Palmetto Moon LLC, Common Shares(2),(4)	Retail					61	434,145	106,000	0.07%
Superior Controls, Inc., Preferred Shares(2),(4)	Wholesale/ Distribution					400,000	400,000	789,192	0.54%
Tunnel Hill, Class B Common Units(2),(4),(11),(14)	Waste Services					98,418	2,529,303	820,437	0.56%

Total Equity/Other							13,782,535	6,373,874	4.37%

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							212,280,172	205,411,779	140.89%

Investments in Non-Controlled, Affiliated Portfolio Companies — 8.90%*
Senior Subordinated — 0.83%
Battery Solutions, Inc.(2)	Environmental/ Recycling Services	12% Cash, 2% PIK		14.00%	11/6/2021	1,212,773	$1,212,773	$1,212,774	0.83%
Southern Technical Institute, Inc.(2),(4)	Education	6% PIK		6.00%	12/31/2021	3,528,988	3,528,988	—	—

Total Senior Subordinated							4,741,761	1,212,774	0.83%

Equity/Other — 8.07%
Battery Solutions, Inc., Class A Units(2),(4),(12)	Environmental/ Recycling Services					5,000,000	$1,058,000	$—	—
Class E Units(2)		8% PIK		8.00%	11/6/2021	4,487,017	4,487,017	4,487,017	3.08%
Class F Units(2),(4)						3,333,333	—	—	—

							5,545,017	4,487,017	3.08%

Conisus, LLC, Common Shares(2),(4)	Media: Advertising, Printing & Publishing					4,914,556	—	—	—
Preferred Equity(2)		12% PIK		12.00%		12,677,834	12,677,834	6,554,225	4.49%

							12,677,834	6,554,225	4.49%

Southern Technical Institute, Inc., Class A Units(2),(4)	Education					3,164,063	2,167,000	—	—
Class A1 Units(2),(4),(13)						6,000,000	—	—	—

							2,167,000	—	—

Xpress Global Systems, LLC, Class B Units(2),(4)	Transportation Logistics					12,544	1,254,000	726,000	0.50%

Total Equity/Other							21,643,851	11,767,242	8.07%

Total Investments in Non-Controlled, Affiliated Portfolio Companies							26,385,612	12,980,016	8.90%

Investments in Controlled, Affiliated Portfolio Companies — 11.25%**
Senior Secured – First Lien — 9.19%
FST Technical Services, LLC(2)	Technology & Telecom	14% Cash		14.00%	6/30/2019	13,406,020	13,406,020	13,406,020	9.19%

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments (continued)

As of December 31, 2018

Company(+)***	Industry	Spread Above Index	Base Rate Floor	Interest Rate	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Total Senior Secured – First Lien							$13,406,020	$13,406,020	9.19%

Equity/Other — 2.06%
FST Technical Services, LLC, Class B Units(2),(4)	Technology & Telecom	9% PIK		9.00%		1,750,000	$1,806,542	$3,000,001	2.06%

Total Equity/Other							1,806,542	3,000,001	2.06%

Total Investments in Controlled, Affiliated Portfolio Companies							15,212,562	16,406,021	11.25%

Total Investments							253,878,346	234,797,816	161.04%

Liabilities In Excess Of Other Assets								(88,802,284)	(61.04)%

Net Assets								$145,802,532	100.00%

(+)

All investments are qualifying assets under Section 55(a) of the 1940 Act, with the exception of the Company’s investments in Goldentree Loan Management US CLO 2 Ltd., Clanwilliam Group Ltd., and CGGR Operations Holdings Corporation. As of December 31, 2018, non-qualifying assets represented 13.2% of the Company’s total assets, at fair value.

*

Denotes investments in connection with which the Company is deemed to be an “Affiliated Person” under the 1940 Act because it owns 5% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions as of and during the year ended December 31, 2018 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

Name of Issuers	Fair Value at December 31, 2017	Gross Additions/ (Gross Reductions)	Transfers In/Out	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Fair Value at December 31 2018	Interest/ Dividend/ Other Income
Battery Solutions, Inc.	$7,820,167	$(843,377)	$—	$(1,276,999)	$—	$5,699,791	$550,223
Conisus, LLC	6,678,442	—	—	(124,217)	—	6,554,225	—
Show Media, Inc.	1			7,900,820	(7,900,821)	—
Southern Technical Institute, Inc.	1	—	—	10,167,528	(10,167,529)	—	—
Xpress Global Systems, LLC	5,474,294	38,166	—	1,689,002	(6,475,462)	726,000	162,603

	$19,972,905	$(805,211)	$—	$18,356,134	$(24,543,812)	$12,980,016	$712,826

**

Denotes investments in connection with which the Company is deemed, under the 1940 Act, to be both an “Affiliated Person” and “Control” this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions as of and during the year ended December 31, 2018 in which the issuer was both an Affiliated Person of, and deemed to be Controlled by, the Company are as follows:

Name of Issuers	Fair value at December 31, 2017	Gross Additions/ (Gross Reductions)	Transfers In/Out	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Fair Value at December 31 2018	Interest/ Dividend/ Other Income
FST Technical Services, LLC	$15,256,237	$(593,739)	$—	$1,743,523	$—	$16,406,021	$1,940,389

	$15,256,237	$(593,739)	$—	$1,743,523	$—	$16,406,021	$1,940,389

***	Pledged as collateral under the Credit Facility with ING Capital LLC.
(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)	Security is classified as Level 3 in the Company’s fair value hierarchy (see Note 3).
(3)

The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate or Euribor), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.

(4)	Non-income producing security.
(5)	The investment is also known as Value-Based Care Solutions Group, or VBC Technologies, or VVC Holding Corp.
(6)	The investment represents three classes of preferred equity.
(7)	The investment was formerly known as LRI Holding, Inc. and Integrated Efficiency Solutions, Inc. On March 16, 2018, the name was changed to Envocore Holding, LLC.
(8)	The investment has an unfunded commitment as of December 31, 2018 which is excluded from the presentation (see Note 12).

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(9)	The investment was formerly known as Cirrus Medical Staffing, Inc. On May 25, 2018, the name was changed to Epic Healthcare Staffing Intermediate Holdco, LLC.
(10)	Security is classified as Level 2 in the Company’s fair value hierarchy (see Note 3).
(11)	The investment was formerly known as City Carting Holding Company, Inc. On June 3, 2016, City Carting combined with Tunnel Hill Partners, L.P.
(12)

The Company has represented its ownership in Class A units in 919 BSI SPV, LLC (70.7% of that entity), which in turn owns 70,700 Class A Shares of Battery Solutions, LLC (representing 18.16% of ownership of Battery Solutions, LLC).

(13)	Class A1 units of 1,764,720 are subject to a deferred purchase agreement equal to 95% of future proceeds less $1.00.
(14)	There is a possible escrow receivable up to a maximum of $2.4 million, which is excluded from the presentation.
(15)	Includes $2,855 of residual cost from previous tranche of debt, which will roll off in the first quarter of 2019.

Abbreviation Legend

PIK —  Payment-In-Kind

See notes to consolidated financial statements

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2019

(Unaudited)

1.	Organization and Purpose

Alcentra Capital Corporation (the “Company” or “Alcentra”) was formed as a Maryland corporation on June 6, 2013 as an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Alcentra is managed by Alcentra NY, LLC (the “Adviser” or “Alcentra NY”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition, for U.S. federal income tax purposes, Alcentra has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Alcentra NY, together with certain of its affiliated companies (the “Alcentra Group”), is an indirect, majority owned subsidiary of The Bank of New York Mellon Corporation.

The Company was formed for the purpose of acquiring certain assets held by BNY Mellon-Alcentra Mezzanine III, L.P. (the “Partnership”). The Partnership is a Delaware limited partnership, which commenced operations on May 14, 2010 (the “Commencement Date”). BNY Mellon-Alcentra Mezzanine III (GP), L.P. (the “General Partner”), a Delaware limited liability company, is the General Partner of the Partnership. BNY Mellon-Alcentra Mezzanine Partners (the “Manager”), a division of Alcentra NY and an affiliate of the General Partner, manages the investment activities of the Partnership.

On May 8, 2014 (commencement of operations), the Company acquired all of the assets of the Partnership other than its investment in the shares of common stock and warrants to purchase common stock of GTT Communications (the “Fund III Acquired Assets”) for $64.4 million in cash and $91.5 million in shares of Alcentra’s common stock. Concurrent with Alcentra’s acquisition of the Fund III Acquired Assets from the Partnership, Alcentra also purchased for $29 million in cash certain debt investments (the “Warehouse Portfolio”) from Alcentra Group. The Warehouse Portfolio debt investments were originated by the investment professionals of the Adviser and purchased by Alcentra Group using funds under a warehouse credit facility provided by The Bank of New York Mellon Corporation in anticipation of the initial public offering of Alcentra’s shares of common stock. Except for the $1,500 seed capital provided by Alcentra NY in exchange for 100 shares of Alcentra’s common stock, the Company had no assets or operations prior to the acquisition of the investment portfolios of the Partnership and as a result, the Partnership is considered a predecessor entity of the Company.

On May 14, 2014, Alcentra completed its initial public offering (the “IPO”), at a price of $15.00 per share. Through the IPO the Company sold 6,666,666 shares for gross proceeds of approximately $100 million. Alcentra used $94.2 million of the proceeds from the IPO to fund the purchase of the warehouse portfolio, and the cash portion of the consideration paid to Fund III. On June 6, 2014, Alcentra sold 750,000 shares through the underwriters’ exercise of the overallotment option for gross proceeds of $11,250,000.

On April 8, 2014, the Company formed Alcentra BDC Equity Holdings, LLC, a wholly-owned subsidiary for tax purposes (the “Taxable Subsidiary”). The Taxable Subsidiary allows us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. The financial statements of this entity are consolidated into the financial statements of Alcentra. All intercompany balances and transactions have been eliminated.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

On May 22, 2017, Alcentra Capital Corporation completed an underwritten primary offering of 808,161 shares of its common stock at a public offering price of $13.68 per share for proceeds of approximately $10,853,602, after paying the sales load and offering expenses.

The Company’s investment objective is to generate both current income and, to a lesser extent, capital appreciation primarily by making direct investments in middle-market companies, which the Company defines as companies having annual earnings, before interest, taxes, depreciation and amortization, or EBITDA of between $15 million and $75 million, although the Company may make investments in larger or smaller companies and other types of investments. These investments are in the form of first lien, second lien, unitranche and, to a lesser extent given the current credit environment, mezzanine debt. The Company expects to source investments primarily through the network of relationships that the principals of our investment adviser have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

Upon commencement of operations, the Company also entered into an administration and custodian agreement (the “Administration Agreement”) with State Street Bank and Trust Company (the “Administrator”) to provide the Company with financial reporting, post-trade compliance and treasury services.

On August 12, 2019, the Company entered into the Agreement and Plan of Merger (as amended on September 27, 2019, the “Merger Agreement”), with Crescent Capital BDC, Inc. (“Crescent Capital BDC”) and the other parties thereto, pursuant to which Crescent Capital BDC (following its reincorporation by merger into the State of Maryland) will acquire all of the outstanding shares of the Company’s common stock in a stock and cash transaction. Prior to the closing of the transactions contemplated by the Merger Agreement, Crescent Capital BDC will merge with and into a newly formed wholly owned subsidiary, Crescent Reincorporation Sub, Inc., a Maryland corporation, with Crescent Reincorporation Sub, Inc. surviving the merger as “Crescent Capital BDC, Inc.” (“Crescent Capital Maryland BDC”). Pursuant to the Merger Agreement, Atlantis Acquisition Sub, Inc. (“Acquisition Sub”), a wholly owned subsidiary of Crescent Capital Maryland BDC, will merge with and into the Company with the Company surviving as a wholly owned subsidiary of Crescent Capital Maryland BDC (the “First Merger”). Immediately thereafter and as a single integrated transaction, the Company will merge with and into Crescent Capital Maryland BDC with Crescent Capital Maryland BDC continuing as the surviving company (the “Second Merger,” and together with the First Merger, the “Mergers”). The Company’s Board of Directors (the “Board”), including each of its independent directors, and its Committee of Independent Directors (the “Independent Director Committee”) unanimously approved the Merger Agreement and the transactions contemplated thereby.

Upon the completion of the Mergers, and subject to the terms and conditions of the Merger Agreement, the Company’s stockholders will be entitled to receive the following consideration for each share of the Company’s common stock owned immediately prior to the effective time of the Mergers: (1) stock consideration at the fixed exchange ratio of 0.4041 shares, par value $0.001 per share, of Crescent Capital Maryland BDC’s common stock (the “Exchange Ratio”) (and, if applicable, cash in lieu of fractional shares of Crescent Capital Maryland BDC’s common stock); (2) $1.5023 per share in cash from Crescent Capital Maryland BDC (less the amount of any special dividends declared by the Company after the date of the Merger Agreement to comply with applicable tax requirements (excluding regular quarterly dividends up to a maximum amount of $0.18 per share of the Company’s common stock)); and (3) $1.6761 per share in cash from Crescent Cap Advisors, LLC (“Crescent Cap Advisors”), the external investment adviser of Crescent Capital BDC (as may be adjusted pursuant to the Merger Agreement) (collectively, the “Merger Consideration”). The Exchange Ratio was fixed on the date of the Merger Agreement and is generally not subject to adjustment, including for changes in the trading price of the

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

Company’s common stock before the closing of the Mergers. Based on the number of Company shares outstanding on the date of the Merger Agreement, the consummation of the Mergers would result in approximately 5.2 million shares of Crescent Capital Maryland BDC’s common stock being exchanged for approximately 12.9 million outstanding shares of the Company’s common stock, subject to adjustment in certain limited circumstances.

Crescent Capital Maryland BDC is expected to apply to have its common stock listed on The Nasdaq Stock Market under the symbol “CCAP,” with such listing expected to be effective as of the closing date of the Mergers. Upon completion of the Mergers, the current directors and officers of Crescent Capital BDC are expected to continue in their current positions in Crescent Capital Maryland BDC, and Crescent Cap Advisors will externally manage Crescent Capital Maryland BDC.

In connection with the reincorporation of Crescent Capital BDC from the State of Delaware to the State of Maryland (the “Reincorporation”), Crescent Capital Maryland BDC will adopt a charter that provides that the shares of Crescent Capital Maryland BDC’s common stock issued to holders of such shares in the Reincorporation will be subject to transfer restrictions set forth in the Crescent Capital Maryland BDC charter for a period ending 365 days following the date of the listing of Crescent Capital Maryland BDC’s common stock on a national securities exchange in connection with the Mergers (the “Listing”), the effect of which will be that 1/3 of such shares will not be transferable until 180 days following the Listing, another 1/3 will not be transferable until 270 days following the Listing, and the remaining 1/3 will not be transferable until 365 days following the Listing, without prior written consent of the board of directors of Crescent Capital Maryland BDC, with all such transfers remaining subject to applicable securities laws (including applicable volume restrictions with respect to affiliate sales).

Consummation of the Mergers is subject to certain conditions, including, among others, the approvals of the Company’s and Crescent Capital BDC’s stockholders, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (as to which early termination was granted on September 10, 2019), and other customary closing conditions. While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, the Company and Crescent Capital BDC are working to complete the Mergers in the first quarter of 2020.

In connection with the Mergers, Crescent Cap Advisors has agreed to implement the following changes to the Crescent Capital BDC investment advisory agreement following the closing of the Mergers: (1) reduce the base management fee from 1.50% to 1.25%, (2) waive a portion of the base management fee for the eighteen-month period following the First Merger so that only 0.75% will be charged for such time period, (3) waive the income-based portion of the incentive fee for the eighteen-month period following the First Merger and (4) increase the hurdle rate under the income-based portion of the incentive fee from 1.50% to 1.75% per quarter.

Simultaneously with the execution of the Merger Agreement, the Company entered into voting agreements (the “Voting Agreements”) with certain of Crescent Capital BDC’s stockholders (the “Supporting Crescent Capital BDC Stockholders”), pursuant to which such stockholders agreed to vote their respective shares of Crescent Capital BDC’s common stock in favor of the Crescent Capital BDC stockholder proposals described in the Company and Crescent Capital BDC’s joint proxy statement/prospectus relating to the Mergers. In addition, each Voting Agreement prohibits the applicable Supporting Crescent Capital BDC Stockholder from transferring any of its shares of Crescent Capital BDC’s common stock until the earlier of the effectiveness of the Mergers and the termination of the Merger Agreement, other than certain permitted transfers or with the prior written consent of the Company. As of November 1, 2019, the Supporting Crescent Capital BDC Stockholders are entitled to vote approximately 67% of the outstanding shares of Crescent Capital BDC’s common stock.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

2.	Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements of the Company have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-Q and Articles 10 and 12 of Regulation S-X. Accordingly, certain financial information that is normally included in annual financial statements, including certain financial statement notes, prepared in accordance with GAAP, is not required for interim reporting purposes and have been omitted. In the opinion of management, the unaudited financial results included herein contain all adjustments considered necessary for the fair presentation of financial statements for the interim periods included herein. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2019.

The accounting records of the Company are maintained in United States dollars.

Use of Estimates — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The most significant estimates relate to the valuation of the Company’s portfolio investments.

Consolidation — In accordance with ASC Topic 810—Consolidation, the Company generally will not consolidate its interest in any operating company other than in investment company subsidiaries, certain financing subsidiaries, and controlled operating companies substantially all of whose business consists of providing services to the Company.

Portfolio Investment Classification — The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in portfolio companies in which the Company owns more than 25% of the voting securities or has the power to exercise control over management or policies of such portfolio company. Under the 1940 Act, “non-controlled Affiliate Investments” are defined as investments in portfolio companies in which the Company owns between 5% and 25% (inclusive) of the voting securities and does not have the power to exercise control over management or policies of such portfolio company. “Non-controlled, non-affiliate investments” are defined as investments that are neither Control Investments or Affiliate Investments.

Cash — At September 30, 2019, cash balances totaling $4.6 million exceeded FDIC insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company’s cash deposits are held by the Administrator and management believes that the risk of loss associated with any uninsured balance is remote.

Deferred Financing Costs — Deferred financing costs consist of fees and expenses paid in connection with the Credit Facility (as defined in Note 10) and are capitalized at the time of payment. These costs are amortized using the straight line method, which approximate the effective interest method over the term of the Credit Facility.

Deferred Note Offering Costs — Deferred note offering costs consist of fees and expenses paid in connection with the Notes (as defined in Note 9) and are capitalized at the time these fees and expenses are incurred before the issuance commenced. These costs are amortized using the straight line method, which approximate the effective interest method over the term of the Notes.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

Valuation of Portfolio Investments — Portfolio investments are carried at fair value as determined by the Board.

The methodologies used in determining these valuations include:

(1) Preferred shares/membership units and common shares/membership units

In determining estimated fair value for common shares/membership units and preferred shares, the Company makes assessments of the methodologies and value measurements which market participants would use in pricing comparable investments, based on market data obtained from independent sources as well as from the Company’s own assumptions and taking into account all material events and circumstances which would affect the estimated fair value of such investments. Several types of factors, circumstances and events could affect the estimated fair value of the investments. These include but are not limited to the following:

(i)

Any material changes in the (a) competitive position of the portfolio investment, (b) legal and regulatory environment within which the portfolio investment operates, (c) management or key managers of the portfolio investment, (d) terms and/or cost of financing available to the portfolio investment, and (e) financial position or operating results of the investment;

(ii)	pending disposition by the Company of the major portfolio investment; and

(iii)	sales prices of recent public or private transactions in identical or comparable investments.

One or a combination of the following valuation techniques are used to fair value these investments: Market Approach and Income Approach. The Market Approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Income Approach uses valuation techniques to convert future amounts to a present amount (i.e., discounting estimated future cash flows to a net present value amount).

(2) Debt

The fair value of performing debt investments is typically derived utilizing a market yield analysis. In a market yield analysis, a price is ascribed to each debt investment based upon an assessment of current and expected market yields for similar debt investments and risk profiles. Additional consideration is given to current contractual interest rates, relative maturities and other key terms and risks associated with a debt investment.

The Company considers many factors in evaluating the most suitable point within the range of fair values, including, but not limited to, the following:

•	the portfolio company’s underlying operating performance and any related trends;

•	the improvement or decline in the underlying credit quality measured on the basis of a loan-to-enterprise value ratio and total outstanding debt to EBITDA ratio; and

•	changes or issues related to the portfolio company’s customer/supplier concentration, regulatory developments and other portfolio company specific considerations.

(3) Warrants

Where warrants are considered to be in the money, their incremental value is included within the valuation of the investments.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

Valuation techniques are applied consistently from period to period, except when circumstances warrant a change to a different valuation technique that will provide a better estimate of fair value.

With respect to the Company’s valuation process, the Board undertakes a similar multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments for which no market quotation is readily available, as described below:

•	Alcentra’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Adviser responsible for the portfolio investment;

•	preliminary valuation conclusions will then be documented and discussed with the investment committee of the Adviser;

•

Independent valuation firms engaged by the valuation committee of the Board prepare preliminary valuations on a select portion of the Company’s investment portfolio on a quarterly basis and submit the reports to the Board;

•	the valuation committee of the Board then reviews these preliminary valuations and makes a recommendation to the Board with respect thereto; and

•	the Board then discusses valuations and approves the fair value of each such investment in good faith, based on the input of the Adviser, the independent valuation firms and the valuation committee.

The valuation committee of the Board has authorized the engagement of independent valuation firms to provide Alcentra with valuation assistance. Alcentra intends to have independent valuation firms provide it with valuation assistance on a portion of its portfolio on a quarterly basis and its entire portfolio will be reviewed at least annually by independent valuation firms; however, the Board does not have de minimis investments of less than 1% of the Company’s gross assets (up to an aggregate of 10% of the Company’s gross assets) independently reviewed. The Board is ultimately responsible for the valuation of portfolio investments at fair value as approved in good faith pursuant to Alcentra’s valuation policy and a consistently applied valuation process.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments, as determined by the Board, may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations previously assigned.

Offering Costs — Offering expenses are expensed on the Company’s Consolidated Statements of Operations. Offering expenses consist principally of underwriter’s fee, legal, accounting, printing fees and other related expenses associated with the filing of a registration statement.

Paid-In-Capital — The Company records the proceeds from the sale of its common stock on a net basis to (i) capital stock and (ii) paid in capital in excess of par value, excluding all commissions.

Earnings and Net Asset Value Per Share — Earnings per share is calculated based upon the weighted average number of shares of common stock outstanding during the reported period. Net Asset Value per share is calculated using the number of shares outstanding as of the end of the period.

Investments — Investment security transactions are accounted for on a trade date basis. Cost of portfolio investments represents the actual purchase price of the securities acquired including capitalized legal, brokerage

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

and other fees as well as the value of interest and dividends received in-kind and the accretion of original issue discounts. Fees may be charged to the issuer by the Company in connection with the origination of a debt security financing. Such fees are reflected as a discount to the cost of the portfolio security and the discount is accreted into income over the life of the related debt security.

Original Issue Discount — When the Company receives warrants with a nominal or discounted exercise price upon origination of a debt or preferred stock investment, a portion of the cost basis is allocated to the warrants. When the investment is made concurrently with the sale of a substantial amount of equity, the value of the warrants is based on the sales price. The value of the warrants is recorded as original issue discount (“OID”) to the value of the debt or preferred stock investment and the OID is amortized over the life of the investment.

Interest and Dividend Income — Interest is recorded on the accrual basis to the extent that the Company expects to collect such amounts. The Company accrues paid in-kind interest (“PIK”) by recording income and an increase to the cost basis of the related investments. Dividend income is recorded on ex-dividend date. Dividends in-kind are recorded as an increase in cost basis of investments and as income.

Investments that are expected to pay regularly scheduled interest in cash are generally placed on non-accrual status when principal or interest cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining principal and interest obligations. Cash interest payments received on non-accrual designated investments may be recognized as income or applied to principal depending on management’s judgment. There was one non-accrual investment as of each of September 30, 2019 and December 31, 2018.

Other Income — The Company may also receive structuring or closing fees in connection with its investments. Such upfront fees are accreted into income over the life of the investment. These fees are non-recurring in nature.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

Income Taxes — The Company has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and to operate in a manner to qualify for the tax treatment applicable to RIC’s. To obtain and maintain our qualification for taxation as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Company must distribute to its stockholders, for each taxable year, at least 90% of ‘‘investment company taxable income,’’ which is generally net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement. As a RIC, the Company generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that are timely distributed to stockholders as dividends.

The Taxable Subsidiary permits the Company to hold equity investments in portfolio companies which are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Taxable Subsidiary is not consolidated with the Company for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

assets and liabilities are reflected in the Company’s consolidated financial statements. The Taxable Subsidiary uses the asset and liability method of accounting for income taxes. This method requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between financial accounting bases and tax bases of assets and liabilities. The tax benefits of tax loss carryforwards and other deferred taxes are recorded as an asset to the extent that management assesses the utilization of such assets to be more likely than not. Management routinely assesses the realizability of the deferred income tax assets, and a valuation allowance is recognized if it is determined that deferred income tax assets may not be fully utilized in future periods. Management considers future taxable earnings in making such assessments. Numerous judgments and assumptions are inherent in the determination of future taxable earnings, including such factors as future operating conditions. When the future utilization of some portion of the deferred tax asset is determined not to be more likely than not, a valuation allowance is provided to reduce the recorded deferred tax asset. When management can project that a portion of the deferred tax asset can be realized through application of a portion of tax loss carryforward, management will record that utilization as a deferred tax benefit and recognize a deferred tax asset in the same amount. There can be no assurance that facts and circumstances will not materially change and require the recording of any deferred tax asset valuation allowance in future periods. For the three and nine months ended September 30, 2019, the Company recognized a (provision)/benefit for income tax on unrealized gain/(loss) on investments of $0 million and $(1.1) million, respectively, for the Taxable Subsidiary. For the three and nine months ended September 30, 2018, the Company recognized a (provision)/benefit for income taxes on unrealized gain/(loss) on investments of $(0.6) million and $0.4 million, respectively, for the Taxable Subsidiary. As of September 30, 2019 and December 31, 2018, the Company had a deferred tax asset in the amount of $4.3 million and $5.4 million, respectively, primarily relating to tax loss carryforwards. The decrease in the deferred tax asset resulted from a valuation allowance recorded during the nine months ended September 30, 2019.

The deferred tax asset of $4.3 million (after a 21% tax rate) is comprised of the following: (1) $1.0 million of net operating losses; (2) $0.7 million of capital losses; and (3) $3.4 million of partnership losses, offset by (4) $0.8 of a valuation allowance. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The Company has analyzed such tax positions and has concluded that no unrecognized tax benefits should be recorded for uncertain tax positions for tax years that may be open for the quarter ended September 30, 2019. This conclusion may be subject to review and adjustment at a later date based on factors, including but not limited to, ongoing analysis and changes to laws, regulations, and interpretations thereof.

Indemnification — In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Recently Issued Accounting Standards — In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which amended FASB ASC 310-20. The amendments in ASU 2017-08 shortened the amortization period for certain callable debt securities held at a premium, generally requiring the premium to be amortized to the earliest call date. For public business entities, the amendments became effective for fiscal years beginning after December 15, 2018, as well as for interim periods within those

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

fiscal years. The Company adopted ASU 2017-08 in connection with its quarterly report on Form 10-Q for the three months ended March 31, 2019. Such adoption did not have a material impact on the Company’s financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this Update modify the disclosure requirements on fair value measurement in Topic 820, Fair Value Measurement, based on the concepts in the Concepts Statement, including the consideration of costs and benefits. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. The Company has adopted ASU 2018-13 in its consolidated financial statements and disclosures with no material impact.

In August 2018, the U.S. Securities and Exchange Commission adopted final rules to eliminate redundant, duplicative, overlapping, outdated or superseded disclosure requirements in light of other disclosure requirements, GAAP or changes in the information environment. These rules amend certain provisions of Regulation S-X and Regulation S-K, certain rules promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934 and certain related forms. The Company has adopted these changes in its consolidated financial statements and disclosures with no material impact.

In May 2014, the FASB issued ASC 606, Revenue From Contracts With Customers, originally effective for public business entities with annual reporting periods beginning after December 15, 2016. On August 12, 2015, the FASB issued an ASU, Revenue From Contracts With Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of ASC 606 for one year. ASC 606 provides accounting guidance related to revenue from contracts with customers. For public business entities, ASC 606 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. The Company has evaluated the impact of ASC 606 and determined that it does not have a material impact on its consolidated financial statements and disclosures.

3.	Fair Value of Portfolio Investments

The Company accounts for its investments in accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value. ASC Topic 820 established a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

Level 1 — Quoted prices (unadjusted) are available in active markets for identical investments that the Company has the ability to access as of the reporting date. The type of investments which would generally be included in Level 1 includes listed equity securities and listed derivatives. As required by ASC Topic

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September 30, 2019

(Unaudited)

820, the Company, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

Level 2 — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level 1. Fair Value is based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the Company. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2019 are as follows:

	Level 1	Level 2	Level 3	Total
Senior Secured — First Lien	$—	$12,102,062	$121,826,712	$133,928,774
Senior Secured — Second Lien	—	—	65,417,290	65,417,290
Subordinated Debt	—	—	1,231,292	1,231,292
CLO/Structured Credit	—	1,793,140	—	1,793,140
Equity/Other	—	—	15,996,004	15,996,004

Total Investments	$—	$13,895,202	$204,471,298	$218,366,500

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2018 are as follows:

	Level 1	Level 2	Level 3	Total
Senior Secured — First Lien	$—	$3,800,000	$164,354,929	$168,154,929
Senior Secured — Second Lien	—	—	42,549,396	42,549,396
Subordinated Debt	—	—	1,212,774	1,212,774
CLO/Structured Credit	—	1,739,600	—	1,739,600
Equity/Other	—	—	21,141,117	21,141,117

Total investments	$—	$5,539,600	$229,258,216	$234,797,816

The changes in investments classified as Level 3 are as follows for the nine months ended September 30, 2019 and September 30, 2018.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

As of September 30, 2019:

	Senior Secured - First Lien	Senior Secured - Second Lien	Senior Subordinated	Equity/ Other	Total
Balance as of January 1, 2019	$164,354,929	$42,549,396	$1,212,774	$21,141,117	$229,258,216
Amortized discounts/premiums	825,752	277,362	—	—	1,103,114
Paid in-kind interest	140,834	—	6,074	279,668	426,576
Net realized gain (loss)	68,711	—	—	1,013,030	1,081,741
Net change in unrealized appreciation (depreciation)	(2,682,683)	186,479	—	1,102,679	(1,393,525)
Purchases	31,344,318	17,200,000	12,444	400,000	48,956,762
Sales/Return of capital	(62,701,096)	(8,120,000)	—	(7,940,490)	(78,761,586)
Lien status change	(13,324,053)	13,324,053	—	—	—
Transfers in	3,800,000	—	—	—	3,800,000
Transfers out	—	—	—	—	—

Balance as of September 30, 2019	$121,826,712	$65,417,290	$1,231,292	$15,996,004	$204,471,298

Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2019	$(2,526,133)	$174,248	$—	$1,093,258	$(1,258,627)

As of September 30, 2018:

	Senior Secured - First Lien	Senior Secured - Second Lien	Senior Subordinated	Equity/ Other	Total
Balance as of January 1, 2018	$177,340,027	$14,203,691	$66,884,849	$29,125,978	$287,554,545
Amortized discounts/premiums	259,001	62,780	168,329	—	490,110
Paid in-kind interest	154,487	—	249,805	257,949	662,241
Net realized gain (loss)	(24,417)	(4,922,053)	(10,098,674)	(5,245,476)	(20,290,620)
Net change in unrealized appreciation (depreciation)	(217,553)	6,189,339	5,466,204	2,705,893	14,143,883
Purchases	10,881,573	24,129,501	2,277,393	60,360	37,348,827
Sales/Return of capital	(39,160,680)	(3,528,990)	(41,252,699)	—	(83,942,369)
Transfers in	—	—	—	—	—
Transfers out	—	—	—	—	—

Balance as of September 30, 2018	$149,232,438	$36,134,268	$23,695,207	$26,904,704	$235,966,617

Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2018	$(109,819)	$(2,261,703)	$(1,658,994)	$(2,539,583)	$(6,570,099)

The following is a summary of the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of September 30, 2019 and December 31, 2018, respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

As of September 30, 2019:

Assets at Fair Value	Fair Value at September 30, 2019	Valuation Technique	Unobservable Input	Range of Inputs	Weighted Average
Senior Secured — First Lien	$121,826,711	Yield to Maturity	Comparable Market Rate	6.6% - 16.9%	10.0%
Senior Secured — Second Lien	65,417,291	Yield to Maturity	Comparable Market Rate	10.1% - 14.0%	10.3%
Senior Subordinated	1,231,292	Yield to Maturity	Comparable Market Rate	14.0% - 14.2%	14.1%
Preferred Ownership	14,481,004	Market Approach	Enterprise Value/ LTM EBITDA Multiple/ Transaction price	6.0x - 10.5x	8.2x
Common Ownership/ Common Warrants	1,515,000	Market Approach	Enterprise Value/ LTM EBITDA Multiple/ Transaction price	4.5x - 10.5x	6.4x

Total	$204,471,298

As of December 31, 2018:

Assets at Fair Value	Fair Value at December 31, 2018	Valuation Technique	Unobservable Input	Range of Inputs	Weighted Average
Senior Secured — First Lien	$164,354,929	Yield to Maturity	Comparable Market Rate	7.0% - 14.0%	10.7%
Senior Secured — Second Lien	42,549,396	Yield to Maturity	Comparable Market Rate	10.3% - 13.0%	11.0%
Senior Subordinated	1,212,774	Yield to Maturity	Comparable Market Rate	14.0%	14.0%
Preferred Ownership	16,914,223	Market Approach	Enterprise Value/ LTM EBITDA Multiple/ Transaction price	5.5x - 12.0x	7.4x
Common Ownership/ Common Warrants	4,226,894	Market Approach	Enterprise Value/ LTM EBITDA Multiple/ Transaction price	4.5x - 12.0x	8.1x

Total	$229,258,216

4.	Share Transactions

On November 2, 2017, the Board approved a $2.5 million open market stock repurchase program. Pursuant to the program, the Company was authorized to repurchase up to $2.5 million in aggregate of our common stock in the open market. The timing, manner, price and amount of any share repurchases were determined by our management, in its discretion, based upon the evaluation of economic conditions, stock price, applicable legal and regulatory requirements and other factors. Repurchases under the program were authorized through November 2, 2018.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

On November 16, 2017, the Board approved expansion of the open market stock repurchase program to $5.0 million and extension of the length of the program to January 31, 2019.

As of August 8, 2018, the Company repurchased an aggregate of $5.0 million shares of our common stock under the discretionary open-market share repurchase program and, as a result, the program terminated on such date in accordance with its terms. Subsequently, pursuant to the Board authorization on November 5, 2018, the Company adopted a trading plan on December 10, 2018 for the purpose of repurchasing shares of its common stock in the open market (the “Plan”). Under the Plan, the Company may repurchase up to the lesser of (1) 5.0% of the amount of shares of the Company’s common stock outstanding as of the date of the Plan, December 10, 2018 and (2) $10.0 million in aggregate amount of the Company’s common stock.

On August 12, 2019, the Board suspended the Company’s stock repurchase program in connection with the execution of the Merger Agreement.

The following tables set forth the number of shares of common stock repurchased by the Company under its share repurchase programs for the nine months ended September 30, 2019 and September 30, 2018:

Nine months ended September 30, 2019:

Month Ended	Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
January 2019	207,220	$6.50 - $6.99	$1,318,920
February 2019	22,509	$6.95 - $7.00	157,495

Total	229,729		$1,476,415

Nine months ended September 30, 2018:

Month Ended	Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
January 2018	16,786	$8.01 - $8.22	$136,949
March 2018	195,785	$6.05 - $7.24	1,373,656
April 2018	231,343	$6.12 - $7.20	1,599,304
May 2018	136,819	$6.18 - $6.85	901,837
June 2018	59,461	$6.30 - $6.80	397,913
July 2018	49,974	$6.13 - $6.48	316,614
August 2018	15,543	$6.12 - $6.22	96,727

Total	705,711		$4,823,000

5.	Distributions

The Company intends to make quarterly distributions of available net investment income determined on a tax basis to its stockholders. Distributions to stockholders are recorded on the record date. The amount, if any, to be distributed to stockholders is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, will be distributed at least annually. If the Company

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

does not distribute (or are not deemed to have distributed) at least (i) 98% of the Company’s annual ordinary income in the calendar year earned (the “required distribution”), (ii) 98.2% of capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 of that calendar year, and (iii) any income or capital gains recognized, but not distributed, in preceding calendar years and on which the Company incurred no federal income tax, the Company will generally be required to pay an excise tax equal to 4% of the amount by which the required distribution exceeds the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of September 30, 2019 and December 31, 2018, the Company accrued $329,539 and $435,797, respectively, for any unpaid potential excise tax liability and have included these amounts within income tax asset or liability on the accompanying Consolidated Statements of Assets and Liabilities.

The following table reflects the dividends on the Company’s common stock declared by the Board and paid for the nine months ended September 30, 2019:

Date Declared	Record Date	Payment Date	Amount Per Share
March 11, 2019	March 29, 2019	April 4, 2019	$0.18
May 3, 2019	June 28, 2019	July 3, 2019	$0.33
August 5, 2019	September 26, 2019	October 3, 2019	$0.18

The following table reflects the dividends on the Company’s common stock declared by the Board and paid for the nine months ended September 30, 2018:

Date Declared	Record Date	Payment Date	Amount Per Share
March 8, 2018	March 30, 2018	April 4, 2018	$0.18
May 4, 2018	June 29, 2018	July 5, 2018	$0.18
August 6, 2018	September 28, 2018	October 4, 2018	$0.18

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the stockholders who have not “opted out” of the DRIP no later than the record date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the common stock on the NASDAQ Global Select Market on the dividend payment date. Shares purchased in the open market to satisfy the DRIP requirements will be valued upon the average price of the applicable shares purchased by the plan administrator, before any associated brokerage or other costs.

6.	Related Party Transactions

Under the Company’s amended and restated investment advisory agreement with Alcentra NY (the “Investment Advisory Agreement”), the Company has agreed to pay Alcentra NY an annual base management fee, which is calculated at an annual rate as follows: 1.50% of its gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if its gross assets are less than

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

or equal to $625,000,000; 1.40% if its gross assets are greater than or equal to $625,000,001 but less than or equal to $750,000,000; and 1.25% if its gross assets are greater than or equal to $750,000,001. The various management fee percentages (i.e. 1.50%, 1.40% and 1.25%) would apply to the Company’s entire gross assets in the event its gross assets exceed the various gross asset thresholds. The base management fee is payable quarterly in arrears and is calculated based on the average value of the Company’s gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters.

On May 4, 2018, the Adviser agreed to a temporary voluntary 25 basis point reduction, from May 1, 2018 to April 30, 2019, across all of these base management fee breakpoints. On May 3, 2019, the Adviser agreed to a continuation of the temporary 25 basis point reduction across all of the base management fee breakpoints under the Investment Advisory Agreement, effective from May 1, 2019 to April 30, 2020.

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of the Company’s ‘‘pre-incentive fee net investment income’’ for the immediately preceding quarter, subject to a hurdle rate of 2% per quarter, and is subject to a ‘‘catch-up’’ feature. The “catch-up” feature is intended to provide the Adviser with an incentive fee of 50% of the Company’s “pre-incentive fee net investment income” as if a preferred return did not apply when our net investment income exceeds 2.5% in any quarter.

The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation for our then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) is paid to the Adviser, together with interest thereon from the date of deferral to the date of payment, only if and to the extent that the Company actually receives such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such accounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possible elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter, and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle, and there is no delay of payment if prior quarters are below the quarterly hurdle. The Adviser has agreed to permanently waive any interest accrued on the portion of the incentive fee attributable to deferred interest (such as PIK interest or OID).

The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. Pre-incentive fee

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable for administrative services under the Investment Advisory Agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest). Pre-incentive fee net investment income excludes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income until the Company has received such income in cash.

For the three and nine months ended September 30, 2019, the Company recorded expenses for base management fees of $835,825 and $2,543,009, respectively, of which $835,825 and $1,120,356, respectively, was waived by the Adviser. Of the $835,825 and $1,120,356 in base management fees waived by the Adviser during the three and nine months ended September 30, 2019, respectively, $0.1 million and $0.4 million, respectively was waived pursuant to the temporary 25 basis point reduction in the base management fee agreed to by the Adviser until April 30, 2020, and $0.7 million and $0.7 million, respectively, was voluntarily waived by the Adviser in its sole discretion. No base management fee was payable at September 30, 2019. For the three and nine months ended September 30, 2018, the Company recorded expenses for base management fees of $943,360 and $3,214,345, respectively, of which $157,227 and $266,508, respectively, was waived by the Adviser and $1,712,974 was payable at September 30, 2018.

For the three and nine months ended September 30, 2019, the Company reversed $0 and $691,991, respectively, in previously accrued income-based incentive fees. For each of the three and nine months ended September 30, 2018, the Company reversed $43,805 in previously accrued income-based incentive fees. As of September 30, 2019 and September 30, 2018, $198,805 and $1,251,180 in income-based incentive fees, respectively, was payable by the Company. For each of the three and nine months ended September 30, 2019 and September 30, 2018, the Company incurred capital gains incentive fees of $0.

The Company’s officers are employees of the Adviser and the Company may pay the allocable portion of the compensation of the Company’s Chief Financial Officer and Chief Compliance Officer and their staffs pursuant to the Investment Advisory Agreement.

7.	Directors’ Fees

The Company’s independent directors each receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in-person each Board meeting and $1,000 for each Board meeting they participate in telephonically. In addition, each independent director receives $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each audit committee, compensation committee, nominating and corporate governance committee, and valuation committee meeting attended in person or telephonically. The chair of the audit committee receives an annual fee of $10,000, and the respective chairs of the compensation committee, the nominating and corporate governance committee and the valuation committee each receives an annual fee of $5,000. The lead independent director also receives an annual fee of $15,000. The Board may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities, and the independent directors may receive fees and be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

In connection with the Board’s review of strategic alternatives, the Board established the Independent Director Committee during 2018, which is comprised of each of the Board’s independent directors and met throughout 2018 on a periodic basis. Effective April 2018, each member of the Independent Director Committee received a monthly fee of $1,000, and the chair of the Independent Director Committee received an additional monthly retainer of $5,000 for his services as chair and the increased responsibilities associated therewith. Effective November 2018, each member of the Independent Director Committee received $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each meeting of the committee attended in person or telephonically, rather than $1,000 per month. In addition, effective November 2018, the chair of the Independent Director Committee received a monthly retainer of $4,000, a reduction from the previous $5,000 per month retainer. Effective May 1, 2019, each member of the Independent Director Committee receives a $10,000 monthly retainer in lieu of the $1,000 per meeting fee that was effective starting in November 2018. In addition, the chair of the Independent Director Committee receives an additional $5,000 monthly retainer in lieu of the previous $4,000 monthly retainer.

The Company has obtained directors’ and officers’ liability insurance on behalf of its directors and officers.

For the three and nine months ended September 30, 2019, the Company recorded directors’ fee expense of $213,270 and $587,946, respectively, which includes fees in connection with the ongoing strategic review, of which $225,750 was payable at September 30, 2019. For the three and nine months ended September 30, 2018, the Company recorded directors’ fee expense of $87,076 and $300,104, respectively, of which $78,500 was payable at September 30, 2018.

8.	Purchases and Sales (Investment Transactions)

Investment purchases, sales and principal payments/paydowns are summarized below for the nine months ended September 30, 2019 and September 30, 2018.

	For the nine months ended September 30,
	2019	2018
Investment purchases, at cost (including PIK interest and dividends)	$61,668,823	$50,711,735
Investment sales, proceeds (including principal payments/paydown proceeds)	78,817,817	83,839,981

9.	Alcentra Capital InterNotes®

On January 30, 2015, the Company entered into a Selling Agent Agreement with Incapital LLC, as purchasing agent for the Company’s issuance of $40.0 million of Alcentra Capital InterNotes®. On January 25, 2016, the Company entered into an additional Selling Agent Agreement with Incapital LLC, as purchasing agent for the Company’s issuance of up to $15 million of Alcentra Capital InterNotes®.

These notes (the “Notes”) are direct unsecured obligations and each series of notes has been issued by a separate trust (administered by U.S. Bank). The notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

During each of the nine months ended September 30, 2019 and September 30, 2018, the Company did not issue any Alcentra Capital InterNotes®. For the three and nine months ended September 30, 2019, the Company had average Notes outstanding of $55.0 million and $55.0 million (principal amount), respectively, with a weighted average interest rate of 6.33% and 6.40%, respectively. For the three and nine months ended September 30, 2018, the Company borrowed an average of $55.0 million and $55.0 million, respectively, with a weighted average interest rate of 6.33% and 6.40%, respectively.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

The following table summarizes the Alcentra Capital InterNotes® issued and outstanding as of September 30, 2019.

Tenor at Origination (in years)	Principal Amount (000’s omitted)	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$53,582	6.25% - 6.50%	6.38%	February 15, 2020 - June 15, 2021
7	1,418	6.50% - 6.75%	6.63%	January 15, 2022 - April 15, 2022

	$55,000

In connection with the issuance of the Alcentra Capital InterNotes®, the Company incurred $1.196 million of fees which are being amortized over the term of the notes and are included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2019. During the nine months ended September 30, 2019 and September 30, 2018, the Company recorded $0.348 million and $0.343 million of amortization of deferred note offering costs on the Alcentra Capital InterNotes®.

10.	Credit Facility/Line of Credit

On May 8, 2014, the Company entered into a senior secured revolving credit agreement (as amended and restated from time to time, the “Credit Facility”) with ING Capital LLC (“ING”), as administrative agent, collateral agent and lender, and the lenders from time to time party thereto, to provide liquidity in support of its investment and operational activities. The Credit Facility had an initial commitment of $80 million with an accordion feature that allowed for an increase in the total commitments up to $160 million, subject to certain conditions and the satisfaction of specified financial covenants. The Credit Facility was amended on August 11, 2015 to increase the commitments and the accordion feature. The total commitments and accordion feature were $135 million and up to $250 million, respectively, subject to satisfaction of certain conditions at the time of any such future increase. As amended, the Credit Facility had a maturity date of August 11, 2020 and bore interest, at our election, at a rate per annum equal to (i) 2.25% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1%, and zero or (ii) 3.25% plus the one, three or six month LIBOR rate, as applicable.

On September 21, 2018, the Company amended certain provisions of the Credit Facility. Under the Amended Credit Agreement, (i) revolving commitments by lenders were reduced from $135 million to $115 million, with an accordion feature that allows for an increase in total commitments up to $180 million, subject to satisfaction of certain conditions at the time of any such future increase, (ii) the maturity date of the Credit Facility was extended to September 21, 2022 and the revolving period was extended to September 21, 2021, and (iii) borrowings under the Credit Facility bear interest, at the Company’s election, at a rate per annum equal to (a) 2.50% if the contribution to the borrowing base of eligible portfolio investments that are long-term U.S. government securities and first lien bank loans is greater than or equal to 70% (or 2.75% if such contribution is less than 70%) plus the one, three or six month LIBOR rate, as applicable, or (b) 1.50% if the contribution to the borrowing base of eligible portfolio investments that are long-term U.S. government securities and first lien bank loans is greater than or equal to 70% (or 1.75% if such contribution is less than 70%) plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5%, (C) three month LIBOR plus 1.0%, and (D) zero.

The Amended Credit Agreement also modifies certain covenants in the Credit Facility, including to provide for a minimum asset coverage ratio of 2.00 to 1, a minimum interest coverage ratio of 2.00 to 1 as of the last day

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

of any fiscal quarter, and a requirement to maintain stockholder’s equity as of the last day of any fiscal quarter to be no less than the greater of (i) 45% of the total assets of the Company and its subsidiaries as at the last day of such fiscal quarter and (ii) the sum of (x) $120,000,000 plus (y) 65% of the aggregate net proceeds of all sales of equity interests by the Company and its subsidiaries after the closing date of the Amended Credit Agreement. In addition, the Amended Credit Agreement requires payment of a commitment fee ranging from 0.5% to 1.0% per annum based on the size of the unused portion of the Credit Facility. This fee is included in interest expense on the Company’s Consolidated Statements of Operations. The Credit Facility is secured by a first priority security interest in all of our portfolio investments, the equity interests in certain of our direct and indirect subsidiaries, and substantially all of our other assets.

The Credit Facility agreement also contains customary terms and conditions, including, without limitation, affirmative and negative covenants, including, without limitation, information reporting requirements, a minimum liquidity test, and maintenance of RIC and BDC status. The Credit Facility agreement also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, and certain change in control events. As of September 30, 2019, the Company was in compliance in all material respects with the terms of the Credit Facility.

As of September 30, 2019 and December 31, 2018, the Company had United States dollar borrowings of $28.7 million and $28.5 million outstanding under the Credit Facility, respectively. For the three and nine months ended September 30, 2019, the Company had average borrowings under the Credit Facility of $29.7 million and $26.3 million, respectively, with a weighted average interest rate of 4.81% and 4.67%, respectively. For the three and nine months ended September 30, 2018, the Company had average borrowings under the Credit Facility of $53.0 million and $55.9 million, respectively, with a weighted average interest rate of 5.44% and 5.21%, respectively.

In accordance with the 1940 Act, during the nine months ended September 30, 2018 and the three months ended March 31, 2019, the Company was allowed to borrow amounts such that its asset coverage, calculated pursuant to the 1940 Act, was at least 200% after such borrowing. On May 4, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act. As a result, effective on May 4, 2019, the Company’s asset coverage requirement applicable to senior securities, under the 1940 Act, was reduced to 150%; however, the Company remains subject to a 200% minimum asset coverage ratio covenant under the Credit Facility and thus will not be able to take advantage of the reduced asset coverage requirement under the 1940 Act unless and until it negotiates revised terms and conditions with the lenders under the Credit Facility. As of September 30, 2019, the aggregate amount outstanding of the senior securities issued by the Company was $28.7 million under the Credit Facility (also outstanding are the Alcentra Capital InterNotes® of $55.0 million) and the Company’s asset coverage was 269%.

11.	Market and Other Risk Factors

At September 30, 2019, a significant portion of the Company’s portfolio investments are comprised of non-publicly-traded securities. The non-publicly-traded securities trade in an illiquid marketplace. The portfolio is comprised of investments in the 17 industries listed in Note 13. Risks affecting these industries include, but are not limited to, increasing competition, rapid changes in technology, government actions and changes in economic conditions. These risk factors could have a material effect on the ultimate realizable value of the Company’s investments.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

The Company estimates the fair value of investments for which observable market prices in active markets do not exist based on the best information available, which may differ significantly from values that would have otherwise been used had a ready market for the investments existed and the differences could be material.

Market conditions may deteriorate, which may negatively impact the estimated fair value of the Company’s investments or the amounts which are ultimately realized for such investments.

The above events are beyond the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to significant limitations and uncertainties. There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

12.	Commitments and Contingencies

In the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, the Company has agreed to indemnify its officers, directors, employees, agents or any person who serves on behalf of the Company from any loss, claim, damage, or liability which such person incurs by reason of his performance of activities of the Company, provided they acted in good faith. The Company expects the risk of loss related to its indemnifications to be remote.

The Company’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of September 30, 2019 and December 31, 2018, the Company had $14.2 million and $15.0 million in unfunded commitments under loan and financing agreements, respectively. The Company’s unfunded commitment under loan and financing agreements as of September 30, 2019 and December 31, 2018 are presented below.

	As of
	September 30, 2019	December 31, 2018
BayMark Health Services, Inc.	$4,000,000	$—
Clanwilliam Group Ltd.	3,355,635	3,753,476
Epic Healthcare Staffing Intermediate Holdco, LLC	2,836,363	363,637
Manna Pro Products, LLC	2,589,092	92,764
Healthcare Associates of Texas, LLC	1,454,003	1,572,225
Pharmalogic Holdings Corp.	—	4,760,000
Superior Controls, Inc.	—	2,500,000
CGGR Operations Holding Corporation	—	2,000,000

Total	$14,235,093	$15,042,102

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

13.	Classification of Portfolio Investments

As of September 30, 2019, the Company’s portfolio investments were categorized as follows:

Investment Type	Cost	Fair Value	% of Net Assets*
Senior Secured—First Lien	$136,343,403	$133,928,774	94.73%
Senior Secured—Second Lien	64,891,728	65,417,290	46.27%
Equity/Other	30,985,137	15,996,004	11.32%
CLO/Structured Credit	1,950,823	1,793,140	1.27%
Senior Subordinated	4,760,279	1,231,292	0.87%

Total	$238,931,370	$218,366,500	154.46%

Geographic Region
South	$46,977,048	$45,417,951	32.13%
West	33,206,217	33,144,481	23.44%
Midwest	33,974,781	32,333,295	22.87%
Southeast	42,414,453	32,135,709	22.73%
Northeast	30,739,009	26,455,395	18.71%
Mid-Atlantic	28,674,416	26,003,000	18.39%
Canada	14,418,207	14,627,366	10.35%
Ireland	6,576,416	6,456,163	4.57%
US (CLO)	1,950,823	1,793,140	1.27%

Total	$238,931,370	$218,366,500	154.46%

Industry
Business Services	$46,716,596	$46,961,012	33.22%
Healthcare Services	44,255,350	43,897,088	31.05%
Consumer Services	33,360,408	32,788,543	23.19%
High Tech Industries	18,545,833	18,676,395	13.21%
Industrial Services	20,301,438	16,373,000	11.58%
Technology & Telecom	13,183,874	13,135,163	9.29%
Oil & Gas Services	10,670,863	10,670,863	7.55%
Media: Advertising, Printing & Publishing	12,677,834	9,119,001	6.45%
Financial Services	8,082,826	8,470,000	5.99%
Environmental/Recycling Services	7,055,976	5,298,295	3.75%
Telecommunications	4,416,909	4,420,000	3.13%
Retail	4,777,251	4,306,000	3.05%
USD CLO	1,950,823	1,793,140	1.27%
Security	5,485,401	1,024,000	0.72%
Transportation Logistics	1,254,000	832,000	0.59%
Industrial Manufacturing	500,000	602,000	0.42%
Education	5,695,988	—	0.00%

Total	$238,931,370	$218,366,500	154.46%

*	Fair value as a percentage of Net Assets

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

As of December 31, 2018, the Company’s portfolio investments were categorized as follows:

Investment Type	Cost	Fair Value	% of Net Assets*
Senior Secured—First Lien	$167,745,286	$168,154,929	115.33%
Senior Secured—Second Lien	42,210,313	42,549,396	29.18%
Equity/Other	37,232,929	21,141,117	14.50%
CLO/Structured Credit	1,948,058	1,739,600	1.20%
Senior Subordinated	4,741,760	1,212,774	0.83%

Total	$253,878,346	$234,797,816	161.04%

Geographic Region
West	$52,427,327	$54,266,593	37.22%
Southeast	56,535,014	44,026,689	30.20%
South	45,437,808	43,758,859	30.01%
Northeast	43,622,806	38,144,071	26.16%
Midwest	24,841,625	23,614,916	16.20%
Canada	22,721,398	22,900,000	15.71%
Ireland	6,344,310	6,347,088	4.35%
US	1,948,058	1,739,600	1.19%

Total	$253,878,346	$234,797,816	161.04%

Industry
Business Services	$45,913,805	$46,130,114	31.64%
Healthcare Services	44,727,905	45,038,816	30.89%
Technology & Telecom	32,324,555	33,345,749	22.87%
Consumer Services	26,231,367	26,237,699	17.99%
Industrial Services	21,095,416	19,559,789	13.42%
Retail	12,051,199	12,119,708	8.31%
Oil & Gas Services	11,385,108	11,382,254	7.81%
Wholesale/Distribution	10,189,394	10,614,192	7.28%
High Tech Industries	8,701,223	8,729,396	5.99%
Media: Advertising, Printing & Publishing	12,677,834	6,554,225	4.50%
Environmental/Recycling Services	6,757,790	5,699,791	3.91%
Telecommunications	4,410,000	4,410,000	3.02%
USD CLO	1,948,058	1,739,600	1.19%
Security	5,485,401	1,023,999	0.70%
Waste Services	2,529,303	820,437	0.56%
Transportation Logistics	1,254,000	726,000	0.50%
Industrial Manufacturing	500,000	666,047	0.46%
Education	5,695,988	—	0.00%

Total	$253,878,346	$234,797,816	161.04%

*	Fair value as a percentage of Net Assets

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

14.	Financial Highlights

The following per share data and financial ratios have been derived from information provided in the consolidated financial statements of the Company. The following is a schedule of financial highlights for one share of common stock for the nine months ended September 30, 2019 and September 30, 2018.

	For the nine months ended	For the nine months ended
	September 30, 2019	September 30, 2018
	(Unaudited)	(Unaudited)
Per share data(1)
Net asset value, beginning of period	$11.13	$11.09

Net investment income (loss)	0.55	0.74
Net realized and unrealized gains (losses)(2)	0.08	(0.24)
Benefit (Provision) for income taxes on unrealized gain (loss) on investments	(0.09)	0.03

Net increase (decrease) in net assets resulting from operations	0.54	0.53

Distributions to shareholders:(3)
From net investment income	(0.69)	(0.54)

Total dividend distributions declared(4)	(0.69)	(0.54)

Net asset value, end of period	$10.98	$11.08
Market value per share, end of period	$8.89	$5.98

Total return based on net asset value(5)(6)	4.9%	4.8%
Total return based on market value(5)(6)	48.1%	(22.3)%

Shares outstanding at end of period	12,875,566	13,517,234

Ratio/Supplemental Data:
Net assets, at end of period	$141,374,588	$149,813,813
Ratio of total expenses before waiver to average net assets(7)	11.35%	10.36%
Ratio of interest expenses to average net assets(7)	4.45%	4.76%
Ratio of incentive fees to average net assets(7)	(0.65)%	(0.04)%
Ratio of waiver of management and incentive fees to average net assets(7)	1.05%	0.23%
Ratio of net expenses to average net assets(7)	10.30%	10.12%
Ratio of net investment income (loss) before waiver to average net assets(7)	5.61%	8.79%
Ratio of net investment income (loss) after waiver to average net assets(7)	4.56%	8.56%

Total Credit Facility payable outstanding	$28,658,350	$54,457,145
Total Notes payable outstanding	$55,000,000	$55,000,000

Asset coverage ratio(8)	2.7	2.4
Portfolio turnover rate(6)	28%	19%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)

The amount shown at this caption is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

the aggregate gains and losses in portfolio securities for the year because of the timing of purchases or sales of the Company’s shares in relation to fluctuating market values for the portfolio.
(3)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(4)	Includes a special dividend of $0.15 per share paid to stockholders of record as of June 28, 2019.
(5)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(6)	Not annualized.
(7)	Annualized, except for non-recurring expenses.
(8)

Asset coverage ratio is equal to (i) the sum of (A) net assets at the end of the period and (B) debt outstanding at the end of the period, divided by (ii) total debt outstanding at the end of the period.

15.	Unconsolidated Significant Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, the Company has one subsidiary, Southern Technical College (“STI”), that is deemed to be a “significant subsidiary” as of and for the nine months ended September 30, 2019 and two subsidiaries, FST Technical Services, LLC (“FST”) and STI, that are deemed to be “significant subsidiaries” as of and for the year ended December 31, 2018 for which summarized financial information is presented below as of and for the nine months ended September 30, 2019 and as of and for the year ended December 31, 2018 in aggregate.

Southern Technical College

	As of September 30, 2019		For the nine months ended September 30, 2019
Balance Sheet		Income Statement
Current Assets	$5,837,646	Net Sales	$22,389,888
Noncurrent Assets	43,666,556	Gross Profit	3,952,278
Current Liabilities	7,327,307	Net Income/EBITDA	1,798,415
Noncurrent Liabilities	18,781,482

Southern Technical College and FST Technical Services, LLC

	As of December 31, 2018		For the year ended December 31, 2018
Balance Sheet		Income Statement
Current Assets	$15,536,556	Net Sales	$50,355,783
Noncurrent Assets	64,090,276	Gross Profit	12,732,260
Current Liabilities	10,838,139	Net Income/ EBITDA	7,318,579
Noncurrent Liabilities	32,322,997

In addition to the risks associated with our investments in general, there are unique risks associated with our investments in these entities. The business and growth of FST at December 31, 2018 depended in large part on the continued trend toward outsourcing of certain services in the semiconductor and biopharmaceutical industries and there was no assurance that this trend in outsourcing would have continued, as companies may elect to perform such services internally. A significant change in the direction of that trend generally, or a trend in the semiconductor and biopharmaceutical industry not to use, or to reduce the use of, outsourced services such as

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2019

(Unaudited)

those provided by FST, could have significantly decreased its revenues and such decreased revenues could have had a material adverse effect on it or its results of operations or financial condition. The Company sold its investment in FST on February 8, 2019.

The business and growth of STI have been impacted by regulatory changes that have affected for-profit institutions. Although the regulatory climate has since improved, there is no assurance that this will continue to improve enrollment or retention rates.

16.	Subsequent Events

Subsequent to September 30, 2019, the following activity occurred:

On October 3, 2019, the Company paid a quarterly dividend of $0.18 per share to stockholders of record as of September 26, 2019.

On October 11, 2019, the Board approved a 2019 fourth quarter dividend of $0.18 per share payable on December 15, 2019 to stockholders of record as of November 30, 2019.

ANNEX A

AGREEMENT AND PLAN OF MERGER

by and among

CRESCENT CAPITAL BDC, INC.,

ATLANTIS ACQUISITION SUB, INC.,

ALCENTRA CAPITAL CORPORATION

and

CBDC ADVISORS, LLC

Dated as of August 12, 2019

TABLE OF CONTENTS—(Continued)

TABLE OF CONTENTS—(Continued)

TABLE OF CONTENTS—(Continued)

THIS AGREEMENT AND PLAN OF MERGER, dated as of August 12, 2019 (this “Agreement”), is made by and among Crescent Capital BDC, Inc., a Delaware corporation, to be converted to a Maryland corporation (“Parent”), Atlantis Acquisition Sub, Inc., a Maryland corporation and a direct wholly-owned Subsidiary of Parent (“Acquisition Sub”), Alcentra Capital Corporation, a Maryland corporation (the “Company”), and CBDC Advisors, LLC, a Delaware limited liability company (the “Parent External Adviser”). The Parent External Adviser is a party to this Agreement solely for purposes of Article II (with respect to the Parent External Adviser), Article V, Section 6.5, Section 6.23, Section 8.4, Section 8.5 and Article IX. Defined terms used in this Agreement have the respective meanings ascribed to them by definition in this Agreement or in Appendix A.

W I T N E S S E T H:

WHEREAS, each of Parent and the Company has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act;

WHEREAS, each of (i) the board of directors of the Company (the “Company Board”), upon the approval of and recommendation by the Committee of Independent Directors of the Company Board (the “Company Independent Committee”), and (ii) the respective boards of directors of Parent (the “Parent Board”) and Acquisition Sub has unanimously approved the acquisition of the Company by Parent upon the terms and subject to the conditions and limitations set forth in this Agreement;

WHEREAS, the Company Board and the board of directors of Acquisition Sub have unanimously approved and declared advisable, and each of the Parent Board and Parent as the sole stockholder of Acquisition Sub has approved or adopted, this Agreement and the transactions contemplated hereby, including the merger of Acquisition Sub with and into the Company (the “First Merger”), with the Company surviving as a wholly-owned Subsidiary of Parent (sometimes referred to in such capacity as the “Surviving Corporation”), upon the terms and subject to the conditions and limitations set forth in this Agreement and in accordance with the General Corporation Law of the State of Maryland (the “MGCL”);

WHEREAS, immediately after the First Merger, the Surviving Corporation shall merge with and into Parent (the “Second Merger” and, together with the First Merger, the “Mergers”), with Parent as the surviving company in the Second Merger, upon the terms and subject to the conditions and limitations set forth in this Agreement and in accordance with the MGCL;

WHEREAS, the Company Board has, subject to Section 6.3(b) and Section 6.6, unanimously resolved to recommend that the Company’s stockholders approve the First Merger;

WHEREAS, prior to the First Merger, Parent shall convert to a Maryland corporation (the “Parent Maryland Reincorporation”) in accordance with the MGCL and the Delaware General Corporation Law (the “DGCL”) and shall adopt Articles of Incorporation that are substantially in the form set forth in Exhibit A hereto, which such Articles of Incorporation shall remain in effect until thereafter amended in accordance with Applicable Law and the applicable provisions of such Articles of Incorporation;

WHEREAS, the Parent Board has, subject to Section 6.3(c), unanimously resolved to recommend that Parent’s stockholders approve the issuance of shares of Parent Common Stock in connection with the First Merger (including pursuant to Section 23(b) of the Investment Company Act if necessary) (the “Parent Stock Issuance”), the amendment of the terms of the Parent Investment Advisory Agreement as set forth in Exhibit B to this Agreement (the “Parent Investment Advisory Agreement Amendment”) and the Parent Maryland Reincorporation;

WHEREAS, concurrently with the execution of this Agreement, and as a condition to the willingness of the Company to enter into this Agreement, certain stockholders of Parent owning shares of Parent Common

Stock sufficient to obtain the Parent Stockholder Vote have entered into voting agreements pursuant to which such stockholders have, subject to the terms and conditions set forth therein, agreed to support the Mergers and the transactions contemplated by this Agreement and to vote all of their shares of capital stock of Parent owned by such stockholders in favor of the Parent Stock Issuance, the Parent Investment Advisory Agreement Amendment and the Parent Maryland Reincorporation;

WHEREAS, for United States federal income Tax purposes, the Mergers taken together, are intended to qualify for the Intended Tax Treatment; and

WHEREAS, each of Parent, Acquisition Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Mergers and also to prescribe various conditions to the Mergers.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

THE MERGERS

Section 1.1    The Mergers.

(a)    Upon the terms and subject to the conditions of this Agreement, and in accordance with the MGCL, at the Effective Time, Acquisition Sub shall be merged with and into the Company, whereupon the separate existence of Acquisition Sub shall cease, and the Company shall continue as the surviving corporation and a wholly-owned Subsidiary of Parent.

(b)    Subject to the terms and conditions of this Agreement and in accordance with the MGCL, immediately after the Effective Time and as part of a single integrated transaction with the First Merger, the Surviving Corporation shall be merged with and into Parent, whereupon the separate existence of the Surviving Corporation shall cease, and Parent shall continue as the surviving corporation.

Section 1.2    The Closing. Subject to the provisions of Article VII , the closing of the First Merger (the “Closing”) shall take place at 10:00 a.m. (local time) on a date to be specified by the parties hereto, but no later than the second Business Day after the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless another time, date or place is agreed to in writing by the parties hereto (such date being the “Closing Date”). The Closing shall take place at the offices of Dechert LLP, 1900 K Street NW, Washington, DC 20006.

Section 1.3    Effective Time.

(a)    Concurrently with the Closing, the Company shall cause articles of merger with respect to the First Merger (the “Articles of First Merger”) to be executed and filed with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”) as provided under the MGCL. The First Merger shall become effective on the date and time at which the Articles of First Merger have been accepted for record by the SDAT or at such other date and time as is agreed between Parent and the Company and specified in the Articles of First Merger (such date and time being hereinafter referred to as the “Effective Time”).

(b)    Immediately after the Effective Time and as part of a single integrated transaction with the First Merger, Parent and the Surviving Corporation shall cause articles of merger with respect to the Second Merger

(the “Articles of Second Merger”) to be executed and filed with the SDAT as provided under the MGCL. The Second Merger shall become effective on the date and time at which the Articles of Second Merger have been accepted for record by the SDAT or at such other date and time as is agreed between Parent and the Company and specified in the Articles of Second Merger (such date and time being hereinafter referred to as the “Second Effective Time”).

(c)    The Mergers shall have the effects set forth in this Agreement and the applicable provisions of the MGCL. Without limiting the generality of the foregoing, (i) from and after the Effective Time, the Surviving Corporation shall possess all rights, privileges, powers and franchises of the Company and Acquisition Sub, and all of the obligations, liabilities, and duties of the Company and Acquisition Sub shall become the obligations, liabilities and duties of the Surviving Corporation, and (ii) from and after the Second Effective Time, Parent shall possess all rights, privileges, powers and franchises of the Surviving Corporation and Parent, and all of the obligations, liabilities, and duties of the Surviving Corporation and Parent shall become the obligations, liabilities and duties of Parent.

Section 1.4    Articles of Incorporation and Bylaws.

(a)    At the Effective Time, the articles of incorporation of the Company as the Surviving Corporation shall be amended to be identical to the articles of incorporation of Acquisition Sub in effect immediately prior to the Effective Time (except the references to Acquisition Sub’s name shall be replaced by references to “Alcentra Capital Corporation”), until thereafter amended in accordance with Applicable Law and the applicable provisions of the articles of incorporation of the Surviving Corporation (subject to Section 6.7).

(b)    At the Effective Time, and without any further action on the part of the Company and Acquisition Sub, the bylaws of Acquisition Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation (except the references to Acquisition Sub’s name shall be replaced by references to “Alcentra Capital Corporation”), until thereafter amended in accordance with Applicable Law and the applicable provisions of the articles of incorporation and bylaws of the Surviving Corporation (subject to Section 6.7).

Section 1.5    Board of Directors. The board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of the members of the board of directors of Acquisition Sub immediately prior to the Effective Time, each to hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation until the earlier of their death, resignation or removal or until their respective successors are duly elected, designated or qualified, as the case may be.

Section 1.6    Officers. From and after the Effective Time, the officers of Acquisition Sub at the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

ARTICLE II

EFFECT OF THE MERGER ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES

Section 2.1    Effect on Securities.

(a)    First Merger. At the Effective Time, by virtue of the First Merger and without any action on the part of the Company, Parent, Acquisition Sub or the holders of any securities of the Company or Acquisition Sub:

(i)    Cancellation of Company Securities. Each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) issued and outstanding and held by a

Subsidiary of the Company or held, directly or indirectly, by Parent or Acquisition Sub immediately prior to the Effective Time, shall automatically be canceled and retired and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof.

(ii)    Conversion of Company Securities. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (excluding any shares canceled pursuant to Section 2.1(a)(i)) shall be converted into the right to receive (A) $3.1784 per share in cash, without interest (such amount of cash, as may be adjusted pursuant to Section 2.1(a)(iv) or Section 6.19, the “Cash Consideration”) and (B) 0.4041 (such ratio, as may be adjusted pursuant to Section 2.1(a)(iv), the “Exchange Ratio”) of a validly issued, fully paid and non-assessable share of Parent common stock, par value $0.001 per share (the “Parent Common Stock”) (and, if applicable, cash in lieu of fractional shares of Parent Common Stock payable in accordance with Section 2.1(a)(v) and such share of Parent Common Stock and any such cash in lieu of fractional shares, the “Share Consideration”) (the consideration payable in accordance with Section 2.1(a)(ii)(A), and Section 2.1(a)(ii)(B), collectively, the “Merger Consideration”). Each share of Company Common Stock to be converted into the right to receive the Merger Consideration as provided in this Section 2.1(a)(ii) shall no longer be outstanding and shall be automatically canceled and shall cease to exist, and the holders of certificates (the “Certificates”) or book-entry shares (“Book-Entry Shares”) which immediately prior to the Effective Time represented such Company Common Stock, shall cease to have any rights with respect to such Company Common Stock other than the right to receive, upon surrender of such Certificates or Book-Entry Shares in accordance with Section 2.2, the Merger Consideration. The amount of cash each holder of Company Common Stock is entitled to receive pursuant to this Section 2.1(a)(ii) shall be rounded to the nearest cent, and computed after aggregating all cash amounts for all shares of Company Common Stock held by such holder.

(iii)    Conversion of Acquisition Sub Capital Stock. Each share of common stock, par value $0.001 per share, of Acquisition Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) fully paid share of common stock, par value $0.001 per share, of the Surviving Corporation and constitute the only outstanding shares of capital stock of the Surviving Corporation.

(iv)    Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the number of outstanding shares of Parent Common Stock or Company Common Stock shall occur as a result of a reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period (but specifically excluding (A) sales of Parent Common Stock to the extent set forth on Section 2.1(a)(iv) of the Parent Disclosure Letter and (B) issuances of Parent Common Stock pursuant to Parent’s dividend reinvestment plan or otherwise in lieu of a portion of any cash dividend declared by Parent) the Exchange Ratio and any other similarly dependent items, as the case may be, shall be appropriately adjusted to provide the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Section 2.1(a)(iv) shall be construed to permit any party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

(v)    Fractional Shares. No certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the conversion of Company Common Stock pursuant to Section 2.1(a)(ii), and such fractional share interests shall not entitle the owner thereof to any Parent Common Stock or to vote or to any other rights of a holder of Parent Common Stock. All fractional shares to which a single record holder of Company Common Stock would be otherwise entitled to receive shall be aggregated and calculations shall be rounded to three (3) decimal places. In lieu of any such fractional shares, each holder of Company Common Stock who would otherwise be entitled to such fractional shares shall be entitled to an amount in cash, without interest, rounded down to the nearest cent, equal to the product of (A) the amount of the fractional share interest in a share of Parent Common Stock to which such holder would, but for this Section 2.1(a)(v), be entitled under Section 2.1(a)(ii) and (B) the Reference

Price. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of Company Common Stock in lieu of any fractional share interests in Parent Common Stock, the Exchange Agent shall make available such amount, without interest, to the holders of Company Common Stock entitled to receive such cash. The payment of cash in lieu of fractional share interests pursuant to this Section 2.1(a)(v) is not a separately bargained-for consideration.

(b)    Second Merger. At the Second Effective Time, by virtue of the Second Merger and without any action on the part of the Surviving Corporation or Parent or the holders of any securities of the Surviving Corporation or Parent, each share of common stock, par value $0.001 per share, of the Surviving Corporation issued and outstanding immediately prior to the Second Effective Time shall no longer be outstanding and shall automatically be canceled and shall cease to exist without any consideration being payable therefor.

Section 2.2    Exchange of Certificates.

(a)    Designation of Exchange Agent; Deposit of Exchange Fund. Prior to the Closing, Parent and the Parent External Adviser shall enter into a customary exchange agreement with a nationally recognized financial institution designated by Parent and reasonably acceptable to the Company (the “Exchange Agent”) for the payment of the Merger Consideration as provided in Section 2.1(a)(ii). At or prior to the Effective Time, (i) Parent shall deposit, or cause to be deposited with the Exchange Agent, for exchange in accordance with this Article II, through the Exchange Agent book-entry shares (or certificates if requested) representing the full number of whole shares of Parent Common Stock issuable pursuant to Section 2.1(a)(ii) in exchange for outstanding shares of Company Common Stock, (ii) Parent shall deposit, or cause to be deposited with the Exchange Agent, cash in an aggregate amount necessary to pay that portion of the Cash Consideration equal to $1.5023 per share of Company Common Stock (as may be adjusted pursuant to Section 6.19, the “Parent Cash Consideration”), and Parent shall, after the Effective Time on the appropriate payment date, if applicable, provide or cause to be provided to the Exchange Agent any dividends or other distributions payable on such shares of Parent Common Stock pursuant to Section 2.2(d) and (iii) the Parent External Adviser shall deposit, or cause to be deposited with the Exchange Agent, cash in an aggregate amount necessary to pay that portion of the Cash Consideration equal to $1.6761 per share of Company Common Stock (the “Parent External Adviser Cash Consideration”) (such shares of Parent Common Stock, Parent Cash Consideration and Parent External Adviser Cash Consideration provided to the Exchange Agent, together with any dividends or other distributions with respect thereto, are hereinafter referred to as the “Exchange Fund”). For purposes of the deposit, Parent shall assume that there will not be any fractional shares of Parent Common Stock. Parent shall make available to the Exchange Agent, for addition to the Exchange Fund, from time to time as needed, cash sufficient to pay cash in lieu of fractional shares in accordance with Section 2.1(a)(v). In the event the Exchange Fund shall at any time be insufficient to make the payments contemplated by Section 2.1(a)(ii), Parent shall promptly deposit, or cause to be deposited, additional funds with the Exchange Agent in an amount which is equal to the deficiency in the amount required to make such payment. Parent shall cause the Exchange Fund to be (x) held for the benefit of the holders of Company Common Stock and (y) applied promptly to making the payments pursuant to Section 2.1(a)(ii). The Exchange Fund shall not be used for any purpose other than to fund payments pursuant to Section 2.1, except as expressly provided for in this Agreement.

(b)    As promptly as practicable following the Effective Time and in any event not later than the second Business Day thereafter, Parent shall cause the Exchange Agent to mail to each holder of record of a Certificate or Book-Entry Share that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (i) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares, as applicable, shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares to the Exchange Agent and which shall be in the form and have such other provisions as Parent and the Company may reasonably specify and (ii) instructions (which instructions shall be in the form and have such other provisions as Parent and the Company may reasonably specify) for use in effecting the surrender of the Certificates or Book-Entry Shares in exchange for (A) cash in an amount equal to the Cash Consideration multiplied by the number of shares of

Company Common Stock previously represented by such Certificates of Book-Entry Shares, (B) the number of shares of Parent Common Stock (which shall be in book-entry form unless a certificate is requested) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Certificates or Book-Entry Shares pursuant to Section 2.1(a)(ii), (C) any dividends or other distributions payable pursuant to Section 2.2(d) and (D) cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 2.1(a)(v).

(c)    Upon surrender of a Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share for cancellation to the Exchange Agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor, and Parent shall cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable, but in any event within two (2) Business Days following the later to occur of (i) the Effective Time or (ii) the Exchange Agent’s receipt of such Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share, (A) cash in an amount equal to the Cash Consideration multiplied by the number of shares of Company Common Stock previously represented by such Certificate or Book-Entry Shares, (B) the number of shares of Parent Common Stock (which shall be in book-entry form unless a certificate is requested) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Certificate or Book-Entry Shares pursuant to Section 2.1(a)(ii), (C) any dividends or other distributions payable pursuant to Section 2.2(d) and (D) cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 2.1(a)(v), and the Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share so surrendered shall be forthwith canceled. The Exchange Agent shall accept such Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest shall be paid or accrued for the benefit of holders of the Certificates or Book-Entry Shares on the cash payable upon the surrender of the Certificates or Book-Entry Shares.

(d)    Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared with respect to Parent Common Stock to stockholders of record on or after the Effective Time shall be delivered to the holder of any unsurrendered Certificate (or affidavit of loss in lieu thereof) or Book-Entry Shares with respect to the shares of Parent Common Stock represented thereby, in each case unless and until the surrender of such Certificate (or affidavit of loss in lieu thereof) in accordance with this Article II. Subject to Applicable Law, following surrender of a Certificate (or affidavit of loss in lieu thereof) or Book-Entry Shares for cancellation to the Exchange Agent, there shall be paid to the holder of the Parent Common Stock issued in exchange for such Certificate or Book-Entry Shares, without interest, (i) at the time of delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.2(c), the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to the whole shares of Parent Common Stock represented by such Certificate or Book-Entry Share and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.2(c), and a payment date subsequent to such delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.2(c), payable with respect to such shares of Parent Common Stock; provided, however, that all dividends payable to record holders of Certificates or Book-Entry Shares in accordance with this Section 2.2(d) shall be payable in the form of shares of Parent Common Stock in accordance with Parent’s dividend reinvestment plan (the “Parent DRIP”), which form of payment the holder shall be deemed to have elected. From and after the Effective Time, all dividends payable with respect to the Share Consideration or Parent Common Stock issued in lieu of a cash dividend in accordance with this Section 2.2(d) shall be issued in the form of Parent Common Stock under the Parent DRIP until such time, if any, as the relevant holder elects to “opt out” of the Parent DRIP.

(e)    In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment of the appropriate amount of Merger Consideration (and any dividends or other distributions with respect to Parent Common Stock as contemplated by Section 2.2(d)) may be made to a

Person other than the Person in whose name the Certificate or Book-Entry Share so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer (and accompanied by all documents reasonably required by the Exchange Agent) or such Book-Entry Share shall be properly transferred and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or Book-Entry Share or establish to the satisfaction of Parent that such Tax has been paid or is not applicable.

(f)    Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of the Certificates or Book-Entry Shares for one (1) year after the Effective Time shall be delivered to Parent or its designee, upon demand, and any such holders prior to the First Merger who have not theretofore complied with this Article II shall thereafter look only to (i) Parent and the Surviving Corporation as general creditor thereof for payment of their claims for Merger Consideration (other than the Parent External Adviser Cash Consideration) and any dividends or distributions with respect to Parent Common Stock as contemplated by Section 2.2(d) and (ii) the Parent External Adviser as general creditor thereof for payment of their claims for the Parent External Adviser Cash Consideration. Parent or the Surviving Corporation shall pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of Certificates or Book-Entry Shares for the Merger Consideration.

(g)    No Liability. None of Parent, Acquisition Sub, the Company, the Surviving Corporation, the Parent External Adviser or the Exchange Agent shall be liable to any Person in respect of any shares of Parent Common Stock (or dividends or distributions with respect thereto) or cash held in the Exchange Fund delivered to a Governmental Authority pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Book-Entry Shares shall not have been surrendered immediately prior to the date on which any Merger Consideration in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any Governmental Authority, any such Merger Consideration in respect of such Certificate or Book-Entry Share shall, to the extent permitted by Applicable Law, become the property of the Surviving Corporation, or with respect to any such Merger Consideration consisting of Parent External Adviser Cash Consideration, the Parent External Adviser, free and clear of all claims or interest of any Person previously entitled thereto.

(h)    Withholding. Parent, the Surviving Corporation, Parent External Adviser and the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration and any amounts otherwise payable pursuant to this Agreement to any former holder of Company Common Stock such amounts as Parent, the Surviving Corporation, the Parent External Adviser or the Exchange Agent are required to deduct and withhold with respect to the making of such payment under the Code or any provision of applicable state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by Parent, the Surviving Corporation, the Parent External Adviser or the Exchange Agent on behalf of the Person, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by Parent, the Surviving Corporation, the Parent External Adviser or the Exchange Agent.

Section 2.3    Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation or Parent, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation or Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to which the holder thereof is entitled pursuant to this Article II.

Section 2.4    Transfers; No Further Ownership Rights. After the Effective Time, there shall be no registration of transfers on the stock transfer books of the Company of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If Certificates or Book-Entry Shares are presented to the Surviving Corporation for transfer following the Effective Time, they shall be canceled against delivery of the applicable Merger Consideration, as provided for in Section 2.1(a)(ii), for each share of Company Common Stock formerly represented by such Certificates or Book-Entry Shares.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed in the Company SEC Documents filed by the Company prior to the date of this Agreement (but in each case excluding any disclosure under the headings “Risk Factors,” “Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk,” or any similar heading regarding forward-looking statements) or as disclosed in the Company Disclosure Letter, the Company hereby represents and warrants to Parent as follows:

Section 3.1    Organization and Qualification. Each of the Company and its Subsidiaries is a corporation or other entity duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite entity power and authority to conduct its business as it is now being conducted, to own and use its assets in the manner in which its assets are currently used, and to perform its obligations under all Company Material Contracts to which it is a party, except where the failure to be in good standing, to have such power and authority, to own and use such assets or to perform its obligations under such Company Material Contracts would not have a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the assets owned or leased by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Company Material Adverse Effect. The Company’s Articles of Amendment and Restatement (as amended, the “Company’s Charter”) and Amended and Restated Bylaws (as amended, the “Company’s Bylaws”), as currently in effect, are included in the Company SEC Documents and the Company is not in violation of such documents. The Company has duly elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn and is in full force and effect.

Section 3.2    Capitalization; Subsidiaries.

(a)    As of the close of business on August 8, 2019, the authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock, 12,875,566 of which were issued and outstanding. As of the date hereof, there are no shares of preferred stock authorized, issued or outstanding. All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are or will be when issued fully paid, nonassessable and free of preemptive rights.

(b)    As of the date of this Agreement, there are no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character to which the Company or any of its Subsidiaries is a party obligating the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity interest in the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of the Company or any of its Subsidiaries, or any securities representing the right to purchase or otherwise receive any capital stock of the Company or any of its Subsidiaries, (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, the Company or any of its Subsidiaries or (iv) voting trusts or similar agreements to which the Company is a party with respect to the voting of the capital stock of the Company.

(c)    Each Subsidiary of the Company on the date hereof is listed on Section 3.2(c) of the Company Disclosure Letter. Except as set forth on Section 3.2(c) of the Company Disclosure Letter, the Company owns, directly or indirectly, all of the issued and outstanding company, partnership or corporate (as applicable)

ownership interests in each such Subsidiary, free and clear of all Liens except for Permitted Liens, and all of such company, partnership or corporate (as applicable) ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. The Company has made available to Parent the currently effective corporate or other organizational documents for each of its Subsidiaries.

Section 3.3    Authority Relative to Agreement.

(a)    The Company has all necessary corporate power and authority to execute and deliver this Agreement and, subject to obtaining the Company Stockholder Approval, to consummate the transactions contemplated hereby (other than the Second Merger). The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (other than the Second Merger), have been duly and validly authorized by all necessary corporate action by the Company, and except for the Company Stockholder Approval and the filing of the Articles of First Merger with the SDAT, no other corporate action or proceeding on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (other than the Second Merger). This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought (collectively, the “Bankruptcy and Equity Exception”).

(b)    The Company Board has, by resolutions adopted by the directors and upon the approval of and recommendation by the Company Independent Committee, (i) adopted this Agreement and approved the transactions contemplated hereby (other than the Second Merger), (ii) determined that this Agreement and the transactions contemplated hereby (other than the Second Merger) are advisable and in the best interests of the Company and Company’s stockholders, (iii) directed that the approval of the First Merger be submitted to a vote at the Company Stockholders’ Meeting and (iv) resolved to make the Company Recommendation (provided that any change or modification or rescission of such recommendation by the Company Board in accordance with Section 6.6(d) shall not be a breach of the representation in this clause (iv)).

(c)    Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby (other than the Second Merger) will (i) violate any provision of Company’s Charter or the Company’s Bylaws or the articles of incorporation or bylaws (or equivalent organizational documents) of any Subsidiary of the Company, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 3.4 have been obtained or made, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate in any respect material to the Company any Law applicable to the Company, any of its Subsidiaries or by which any property or asset of the Company, any of its Subsidiaries is bound or affected, or (iii) assuming (x) the repayment in full of all obligations under the Existing Credit Facility and termination of the commitments thereunder and (y) either the repayment in full of all obligations under the Existing Notes or the assumption by Parent or one of its Subsidiaries of all of the Company’s obligations under the Company’s Existing Notes in accordance with the terms of the Existing Notes Indenture, result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of, require the consent, or notice to or filing with any Third Party pursuant to, any Company Material Contract, or result in the creation of a Lien, other than any Permitted Lien, upon any of the property or assets of the Company or any of its Subsidiaries, other than, in the case of clause (iii), any such conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not have a Company Material Adverse Effect.

Section 3.4    No Conflict; Required Filings and Consents. No consent, approval, license, permit, order or authorization (a “Consent”) of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) applicable requirements of and filings with the SEC under the Exchange Act, (ii) the filing of the Articles of First Merger with, and the acceptance for record of the Articles of First Merger by, the SDAT and appropriate documents with the relevant authorities of the other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (iii) such filings as may be required in connection with the Taxes described in Section 8.6 or a Tax Dividend, (iv) compliance with applicable rules and regulations of NASDAQ, (v) such other items required solely by reason of the participation of Parent, the Parent External Adviser or Acquisition Sub in the transactions contemplated hereby, (vi) compliance with and filings or notifications under the HSR Act and any other applicable United States or foreign competition, antitrust, merger control or investment Laws (together with the HSR Act, “Antitrust Laws”) and (vii) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not have a Company Material Adverse Effect.

Section 3.5    Permits; Compliance with Laws.

(a)    The Company and each of its Subsidiaries are in compliance, and have been operated in compliance, in all material respects, with all Applicable Law, including, if and to the extent applicable, the Investment Company Act, the Securities Act, the Exchange Act and applicable rules and regulations of NASDAQ, other than as would not have a Company Material Adverse Effect. The Company has not received any written or, to the Knowledge of the Company, oral notification from a Governmental Authority of any material non-compliance with any Applicable Law, which non-compliance would result in a Company Material Adverse Effect.

(b)    The Company and each of its Subsidiaries (i) are and, for the last three (3) years, have been at all times in compliance with the applicable money laundering statutes of all jurisdictions having jurisdiction over the Company and its Subsidiaries and (ii) have not, directly or indirectly, taken any action that would cause the Company or its Subsidiaries to be in violation of the FCPA, or any other anticorruption or anti-bribery Laws applicable to the Company or its Subsidiaries, other than any non-compliance that would not have a Company Material Adverse Effect.

(c)    The Company is in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act, the Securities Act, the Investment Company Act and other Applicable Laws, if any, other than any non-compliance that would not have a Company Material Adverse Effect.

(d)    The Company has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for the Company, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Company Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(e)    The Company and each of its Subsidiaries holds and is in compliance with all Permits required in order to permit the Company and each of its Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all Applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not have a Company Material Adverse Effect. All such Permits are valid and in full force and effect, except as would not have a Company Material Adverse Effect.

The Company has not received any written or, to the Knowledge of the Company, oral notification from a Governmental Authority of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would have a Company Material Adverse Effect.

(f)    No “affiliated person” (as defined under the Investment Company Act) of the Company or the Company Investment Adviser has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the Knowledge of the Company, threatened that would result in any such disqualification.

(g)    The minute books and other similar records of the Company contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of the Company, the Company Board and any committees of the Company Board.

(h)    The Company Investment Advisory Agreement has been duly approved, continued and at all times has been in compliance in all material respects with Section 15 of the Investment Company Act (to the extent applicable). Neither the Company nor the Company Investment Adviser is in default under the Company Investment Advisory Agreement, except where such default would not have a Company Material Adverse Effect. The Company Investment Advisory Agreement is a valid and binding obligation of the Company, except as would not have a Company Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception.

(i)    The Company has made available to Parent a complete and correct copy of each material no-action letter and exemptive order issued by the SEC to the Company on which it relies in the conduct of its business as conducted on the date of this Agreement. The Company is in compliance in all material respects with any such material no-action letters and exemptive orders.

(j)    Notwithstanding the foregoing, no representation or warranty in this Section 3.5 is made with respect to Company SEC Documents or financial statements, “disclosure controls and procedures” or “internal control over financial reporting,” intellectual property matters, Tax matters, real property matters or environmental matters, which are addressed exclusively in Section 3.6 (Company SEC Documents; Financial Statements; Enforcement Actions), Section 3.8 (Disclosure Controls and Procedures), Section 3.13 (Trademarks, Patents and Copyrights), Section 3.14 (Taxes), Section 3.16 (Real Property) and Section 3.17 (Environmental), respectively.

Section 3.6    Company SEC Documents; Financial Statements; Enforcement Actions.

(a)    Since December 31, 2017, the Company has filed with the SEC all material forms, documents and reports required to be filed or furnished prior to the date hereof by it with the SEC (such forms, documents and reports so filed with the SEC by the Company since such date, including any amendments thereto and the Company 10-Q, the “Company SEC Documents”). As of their respective dates, or, if amended, as of the date of the last such amendment, the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act or the Investment Company Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Company SEC Documents at the time it was filed contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading (or, in the case of a Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading).

(b)    The consolidated financial statements (including all related notes and the related consolidated schedules of investments) of the Company included in the Company SEC Documents (i) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as at the respective dates thereof, and their consolidated statements of operations and consolidated statements of cash flows for the respective periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments, to the absence of notes and to any other adjustments described therein, including in any notes thereto), (ii) were prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto), (iii) were prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries and (iv) comply as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.

(c)    Neither the Company nor any of its Subsidiaries is subject to any cease-and-desist or other enforcement action by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any Order by, or has adopted any policies, procedures or board resolutions at the request of, any Governmental Authority that currently restrict the conduct of its business (or that would, to the Knowledge of the Company, upon consummation of the First Merger restrict in any respect the conduct of the business of Parent or any of its Subsidiaries), or that relate to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Subsidiaries, except as would not have a Company Material Adverse Effect, nor has the Company or any of its Subsidiaries been advised in writing or, to the Knowledge of the Company, verbally by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing that would have a Company Material Adverse Effect.

Section 3.7    Information Supplied. None of the information supplied or to be supplied by or on behalf of the Company, any of its Subsidiaries or the Company Investment Adviser expressly for inclusion or incorporation by reference in (a) the registration statement on Form N-14 to be filed with the SEC by Parent in connection with the registration under the Securities Act of the shares of Parent Common Stock to be issued in the First Merger (as amended or supplemented from time to time, the “Form N-14”) will, at the time the Form N-14 is filed with the SEC, and at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, in light of the circumstances under which they are made, not misleading, and (b) the joint proxy statement to be sent to the stockholders of Parent relating to the Parent Stockholders’ Meeting and to the stockholders of the Company relating to the Company Stockholders’ Meeting (the “Joint Proxy Statement”) will, at the date it or any amendment or supplement is mailed to stockholders of the Company and stockholders of Parent, at the time of the Company Stockholders’ Meeting and at the time of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company regarding such portions thereof that relate expressly to Parent or any of its Subsidiaries, including Acquisition Sub, or to statements made therein based on information supplied by or on behalf of Parent or Acquisition Sub for inclusion or incorporation by reference therein).

Section 3.8    Disclosure Controls and Procedures. The Company and its Subsidiaries maintain “disclosure controls and procedures” and “internal control over financial reporting” (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act.

Section 3.9    Absence of Certain Changes or Events. Since December 31, 2018 through the date of this Agreement, except as otherwise contemplated or permitted by this Agreement, (a) the respective businesses of the Company and its Subsidiaries have been conducted in the ordinary course of business consistent with past practice and (b) there has not been any event, development or state of circumstances that has had a Company Material Adverse Effect.

Section 3.10    No Undisclosed Liabilities. Except (a) as reflected, disclosed or reserved against in the Company’s financial statements (as amended or restated, if applicable) or the notes thereto included in the Company SEC Documents, (b) for liabilities or obligations incurred in the ordinary course of business since June 30, 2019, (c) for liabilities or obligations incurred in connection with the transactions contemplated hereby, (d) for liabilities and obligations which have been discharged or paid prior to the date of this Agreement or (e) for liabilities or obligations that would not have a Company Material Adverse Effect, none of the Company or any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet (or the notes thereto) of the Company.

Section 3.11    Litigation. As of the date of this Agreement, (i) there is no Proceeding pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries that would have a Company Material Adverse Effect and (ii) there is no judgment or order of any Governmental Authority outstanding against, or, to the Knowledge of the Company, investigation by any Governmental Authority involving the Company or any of its Subsidiaries that, in the case of this clause (ii), would have a Company Material Adverse Effect.

Section 3.12    Employee Matters. Neither the Company nor any of its Subsidiaries has at any time during the immediately preceding six years (a) had any employees or (b) sponsored, maintained, contributed to or been required to contribute to any “employee benefit plans” as defined in Section 3(3) of ERISA (whether or not subject to ERISA), or any bonus, vacation, stock option or other equity based, severance, termination, retention, change of control, pension, retirement, deferred compensation, fringe benefit, health, medical or other similar employee benefit plan, program or agreement covering any of their respective current or former employees, directors or other individual independent contractor. No material liability under Section 302 or Title IV of ERISA has, during the immediately preceding six years, been incurred by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates that has not been satisfied in full, and no condition exists that presents a risk to the Company, any of its Subsidiaries or any such ERISA Affiliate of incurring any such liability. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event) (i) increase the amount of, or accelerate the time of payment, funding or vesting of, any compensation or benefits due to any current or former employee or director of the Company or any of its Subsidiaries or (ii) result in any payment that would constitute an “excess parachute payment” (within the meaning of Section 280G of the Code). To the Knowledge of the Company, the assets of the Company are not, and at no time have been, deemed to include “plan assets” within the meaning of the Department of Labor regulation located at 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA.

Section 3.13    Trademarks, Patents and Copyrights.

(a)    Section 3.13(a) of the Company Disclosure Letter sets forth a complete and accurate list (in all material respects) of all material United States and foreign: (i) patents and patent applications; (ii) trademark registrations and applications (including internet domain name registrations); and (iii) copyright registrations and applications owned by the Company or any of its Subsidiaries as of the date hereof. Such registrations for Intellectual Property Rights owned by the Company or its Subsidiaries are in effect and subsisting and, to the Knowledge of the Company, valid.

(b)    Section 3.13(b) of the Company Disclosure Letter sets forth a complete and accurate list (in all material respects) of all agreements under which: (i) the Company or its Subsidiaries are granted the right to use any Intellectual Property Rights owned by a third party material to the respective businesses of the Company and its Subsidiaries (excluding any agreement for off the shelf or commercially available software or non-exclusive licenses granted in the ordinary course of business); and (ii) the Company or its Subsidiaries have granted the right to use any of the Company IPR to a third party (other than non-exclusive licenses granted by the Company or its Subsidiaries in the ordinary course of business).

(c)    Except as would not have a Company Material Adverse Effect, the Company and its Subsidiaries own or have the right to use in the manner currently used, all patents, trademarks, trade names, copyrights, internet domain names, service marks, trade secrets, software, know-how and other similar proprietary rights and industrial and intellectual property rights (the “Intellectual Property Rights”) that are material to the respective businesses of the Company and its Subsidiaries as currently conducted.

(d)    As of the date hereof, the conduct of the respective businesses of the Company and its Subsidiaries as currently conducted does not infringe upon or otherwise violate any Intellectual Property Rights of any other Person, except for any such infringement that would not have a Company Material Adverse Effect. As of the date of this Agreement, there is no such claim pending or, to the Knowledge of the Company, threatened, except for any such infringement or other violation that would not have a Company Material Adverse Effect. To the Knowledge of the Company, no other Person is infringing or otherwise violating any Intellectual Property Rights that are material to the respective businesses of the Company or its Subsidiaries as currently conducted, except for any such infringement or other violation as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, and in the last three (3) years, neither Company nor Subsidiaries have sent any written notice to any Person alleging that such Person is infringing, misappropriating or violating any Company IPR. Notwithstanding anything to the contrary in this Agreement, this Section 3.13(d) constitutes the only representation and warranty of the Company with regard to any actual or alleged infringement or other violation of any Intellectual Property Rights of any other Person.

Section 3.14    Taxes.

(a)    The Company and each of its Subsidiaries have (i) timely filed (taking into account any extension of time within which to file) all material Tax Returns required to be filed by any of them and all such filed Tax Returns (taking into account all amendments thereto) are complete and accurate in all material respects and (ii) paid all material Taxes due and owing (whether or not shown on such Tax Returns), except, in the case of clause (i) or clause (ii) hereof, with respect to matters contested in good faith or for which adequate reserves have been established in accordance with GAAP.

(b)    As of the date of this Agreement, there are no pending or ongoing audits, examinations, investigations or other Proceedings by any Governmental Authority in respect of Taxes of or with respect to the Company or any of its Subsidiaries.

(c)    All Taxes that the Company or any of its Subsidiaries are or were required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors or other Third Parties and, have been timely paid to the proper Governmental Authority or other Person or properly set aside in accounts for this purpose.

(d)    Neither the Company nor any of its Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company or any of its Subsidiaries).

(e)    Neither the Company nor any of its Subsidiaries is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company and its Subsidiaries and certain Portfolio Companies or customary commercial Contracts entered into in the ordinary course of business, the principle subject matter of which is not Taxes) that will not be terminated on or before the Closing Date without any future liability to the Company or its Subsidiaries.

(f)    There are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than Permitted Liens.

(g)    Neither the Company nor any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” that is required to be reported to the IRS pursuant to Section 6011 of the Code and applicable Treasury Regulations thereunder.

(h)    Neither the Company nor any of its Subsidiaries has taken any action or knows of any fact that would reasonably be expected to prevent the Mergers from qualifying for the Intended Tax Treatment.

(i)    The Company has made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). The Company has qualified as a RIC with respect to its first taxable year ending on December 31, 2015, and with respect to each taxable year thereafter (including its taxable year ending on the Effective Time). No challenge to Company’s status as a RIC is pending or has been threatened in writing.

(j)    Each Subsidiary of the Company that is a partnership, joint venture, or limited liability company has been since its formation treated for United States federal income Tax purposes as a partnership or disregarded entity, as the case may be, and not as a corporation or an association taxable as a corporation.

(k)    No claim has been made in writing by a Taxing Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or any such Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(l)    Neither the Company nor any of its Subsidiaries has any liability for the Taxes of another Person other than the Company and its Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(m)    Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Mergers are also a part), neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution intended to qualify under Section 355(a) of the Code.

(n)    Neither the Company nor any of its Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other Taxing Authorities.

Section 3.15    Material Contracts.

(a)    Section 3.15(a) of the Company Disclosure Letter sets forth a complete and correct list, as of the date hereof, of each Company Material Contract, a complete and correct copy of each of which has been made available to Parent. For purposes of this Agreement, “Company Material Contract” means any Contract to which the Company or any of its Subsidiaries is a party, except for this Agreement or as expressly set forth below, that:

(i)    constitutes a “material contract” (as such term is defined in item 601(b)(10) of Regulation S-K under the Securities Act) of the Company or any of its Subsidiaries;

(ii)    any partnership, limited liability company, joint venture or other similar Contract that is material to Company and its Subsidiaries, taken as a whole;

(iii)    is a loan, guarantee of Indebtedness or credit agreement, note, mortgage, indenture or other binding commitment (other than those between or among the Company and any of its Subsidiaries) relating to Indebtedness of the Company or its Subsidiaries (whether outstanding or as may be incurred) in an amount in excess of $750,000 individually;

(iv)    creates future payment obligations, including settlement agreements, outside the ordinary course of business in excess of $500,000, or creates or would create a Lien on any asset of the

Company or its Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business);

(v)    is with (A) the Company Investment Adviser or any of its Subsidiaries or Affiliates or (B) any “associate” or member of the “immediate family” (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of a Person identified in clause (A);

(vi)    is a Contract that, upon consummation of the Mergers, will obligate the Surviving Corporation, the Parent External Adviser or any of their respective Subsidiaries to conduct business with any Third Party on an exclusive basis;

(vii)    is an Order or Consent of a Governmental Authority to which the Company, any of its Subsidiaries or, if it pertains to the Company and its Subsidiaries, the Company Investment Adviser is subject;

(viii)    is a non-competition or non-solicitation Contract that purports to limit, or any other Contract that purports to limit or would reasonably be expected to limit, in any material respect the manner in which, or the localities in which, any material business of the Company or any of its Subsidiaries (taken as a whole) is or could be conducted or the types of material businesses that the Company or any of its Subsidiaries conduct;

(ix)    is a Contract (including a Contract relating to acquisitions or dispositions of investments of controlling interests in Portfolio Companies but excluding any Contract relating to acquisitions or dispositions of debt investments in any Portfolio Company, or any entity that becomes a Portfolio Company as a result of such investment) relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) which has not yet been consummated, pursuant to which (A) the Company reasonably expects that it is required to pay total consideration (including assumption of debt) after the date hereof in excess of $750,000 or (B) any other Person has the right to acquire any assets of the Company or any of its Subsidiaries after the date of this Agreement with a purchase price (or total consideration realizable by or payable to the Company or any of its Subsidiaries) of more than $750,000; or

(x)    is a Contract for the purpose of another Person providing investment advisory or investment management services to the Company or any of its Subsidiaries.

(b)    None of the Company or any of its Subsidiaries is in breach of or default (or, with the giving of notice or lapse of time or both, would be in default) under the terms of, and has not taken any action resulting in the termination, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Company Material Contract to which it is a party except for such breaches, defaults or actions as would not have a Company Material Adverse Effect. As of the date of this Agreement, to the Knowledge of the Company, no other party to any Company Material Contract is in breach of or default under the terms of any Company Material Contract except for such breaches or defaults as would not have a Company Material Adverse Effect. Each Company Material Contract is a valid and binding obligation of the Company or its Subsidiary that is a party thereto, as applicable, and, to the Knowledge of the Company, the other parties thereto, except such as would not have a Company Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception.

Section 3.16    Real Property. None of the Company or any of its Subsidiaries leases, and at no time prior to the date of this Agreement has leased, any real property or owns, and at no time prior to the date of this Agreement has owned, any real property in fee (or the equivalent interest in the applicable jurisdiction).

Section 3.17    Environmental. Except as would not have a Company Material Adverse Effect:

(a)    the Company and its Subsidiaries are in compliance with all applicable Environmental Laws, including possessing all Company Permits required for their operations under applicable Environmental Laws;

(b)    there is no pending or, to the Knowledge of the Company, threatened Proceeding pursuant to any Environmental Law against the Company or any of its Subsidiaries; and

(c)    neither the Company nor any of its Subsidiaries has received written notice from any Person, including any Governmental Authority, alleging that the Company or any of its Subsidiaries has been or is in violation or is potentially in violation of any applicable Environmental Law or otherwise may be liable under any applicable Environmental Law, which violation or liability is unresolved. Neither the Company nor any of its Subsidiaries is a party or subject to any Order pursuant to Environmental Law.

Section 3.18    Takeover Statutes. No restrictions set forth in any “moratorium,” “control share,” “fair price,” “takeover,” “interested stockholder” or any other takeover or anti-takeover statute or similar federal or state Law (any such laws, “Takeover Statutes”) are applicable to this Agreement or the First Merger.

Section 3.19    Vote Required. The approval of the First Merger by the holders of at least a majority of the outstanding shares of Company Common Stock entitled to vote thereon at the Company Stockholders’ Meeting (the “Company Stockholder Approval”) is the only vote of holders of securities of the Company that is required in connection with the consummation of the transactions contemplated hereby.

Section 3.20    Brokers. No investment banker, broker or finder other than Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) (a copy of whose engagement letter has been provided to Parent on or prior to the date hereof), the fees and expenses of which will each be paid by the Company, is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

Section 3.21    Opinion of Financial Advisors. The Company Independent Committee has received the written opinion of Houlihan Lokey, dated as of the date of the meeting of the Company Independent Committee at which the Company Independent Committee approved this Agreement, to the effect that, as of such date, and based upon and subject to the assumptions, limitations, qualifications and other matters considered in connection with the preparation of such opinion, the Merger Consideration to be received by the holders of Company Common Stock other than Parent, Acquisition Sub, Parent External Adviser and their respective Affiliates in the First Merger pursuant to this Agreement is fair, from a financial point of view, to such holders (other than Parent, Acquisition Sub, Parent External Adviser and their respective Affiliates).

Section 3.22    Insurance. The Company or its Affiliates have paid, or caused to be paid, all premiums due under all material insurance policies covering the Company or its Subsidiaries, and all such insurance policies are in full force and effect other than as would not have a Company Material Adverse Effect. None of the Company or any of its Subsidiaries has received written notice that they are in default with respect to any obligations under such policies other than as would not have a Company Material Adverse Effect. None of the Company or any of its Subsidiaries has received any written notice of cancellation or termination with respect to any existing material insurance policy, or refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any existing material insurance policy, in each case that is held by, or for the benefit of, the Company or any of its Subsidiaries, other than as would not have a Company Material Adverse Effect.

Section 3.23    Investment Assets. Each of the Company and its Subsidiaries owns all securities, indebtedness and other financial instruments held by it, free and clear of any material Liens, except for Permitted Liens to the extent such securities, indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of the Company, any of its Subsidiaries and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of the date of this Agreement, there have been no material changes to the amount of securities, indebtedness and other financial instruments listed on the Company’s most recent schedule of investments included in the Company SEC Documents, including any increase in the amount of securities, indebtedness and other financial instruments owned by the Company or its Subsidiaries that are not treated as “qualifying assets” under Section 55(a) of the Investment Company Act.

Section 3.24    Appraisal Rights. In accordance with Section 3-202(c) of the MGCL and pursuant to the Company’s Charter, no appraisal rights shall be available to holders of Company Common Stock in connection with the First Merger.

Section 3.25    No Other Representations or Warranties. Except for the representations and warranties contained in this Article III, neither the Company nor any other Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company, any of its Subsidiaries, the Company Investment Adviser, or any Portfolio Company, or with respect to any other information provided to Parent or Acquisition Sub in connection with the transactions contemplated hereby, including the accuracy, completeness or timeliness thereof. Other than in the case of intentional fraud, neither the Company nor any other Person will have or be subject to any claim, liability or indemnification obligation to Parent, Acquisition Sub or any other Person resulting from the distribution or failure to distribute to Parent or Acquisition Sub, or Parent’s or Acquisition Sub’s use of, any such information, including any information, documents, projections, estimates, Forecasts or other material made available to Parent or Acquisition Sub in the electronic data room maintained by the Company for purposes of the transactions contemplated hereby or management presentations in expectation of the transactions contemplated hereby, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article III.

Section 3.26    Acknowledgment of Disclaimer of Other Representations and Warranties. The Company acknowledges that, as of the date hereof, it and its Representatives: (a) have received full access to (i) such books and records, facilities, properties, premises, equipment, contracts and other assets of Parent, the Parent External Adviser, their respective Subsidiaries, and the Portfolio Companies which it and its Representatives, as of the date hereof, have requested to review and (ii) the electronic data room in connection with the transactions contemplated hereby; (b) have received and may continue to receive from Parent, the Parent External Adviser and their respective Subsidiaries and Representatives certain estimates, forecasts, projections and other forward-looking information, as well as certain business plan information, regarding Parent, the Parent External Adviser and their respective Subsidiaries and the Portfolio Companies and their respective businesses and operations (collectively, “Parent Forecasts”); and (c) have had full opportunity to meet with the management of Parent, the Parent External Adviser and their respective Subsidiaries and to discuss the business and assets of Parent, the Parent External Adviser and their respective Subsidiaries and the Portfolio Companies. The Company acknowledges and agrees that (x) there are uncertainties inherent in attempting to make Parent Forecasts, with which the Company is familiar, and the Company is taking full responsibility for making its own evaluation of the adequacy and accuracy of all Parent Forecasts (including the reasonableness of the assumptions underlying such Parent Forecasts), and the Company shall have no claim against Parent, the Parent External Adviser, their respective Subsidiaries or the Portfolio Companies or any of their respective Representatives with respect to any such Parent Forecasts, other than with respect to intentional fraud, and (y) the Company has conducted, to its satisfaction, its own independent review and analysis of the businesses, assets, condition, operations and prospects of Parent, the Parent External Adviser, their respective Subsidiaries and the Portfolio Companies and, in making its determination to proceed with the transactions contemplated hereby, including the Mergers, the Company has relied on the results of its own independent review and analysis. The Company further acknowledges and agrees that (1) any Parent Forecast, data, financial information, memorandum, presentation or any other materials or information provided or addressed to the Company or any of its Representatives, including any materials or information made available in the electronic data room in connection with the transactions contemplated hereby, via confidential information packet, in connection with presentations by Parent’s management or otherwise, are not and shall not be deemed to constitute or be the subject of any representation or warranty unless and only to the extent any such material or information is the subject of an express representation or warranty set forth in Article IV; and (2) except for the representations and warranties expressly set forth in Article IV and, in the case of the Parent External Adviser, Article V, (A) none of Parent, Parent External Adviser or any of their respective Subsidiaries makes, or has made, any representation or warranty relating to itself or its business or otherwise in connection with the Mergers and the Company is not relying on (and the Company shall have no claim against Parent, the Parent External Adviser, any of their respective Subsidiaries or any Portfolio Companies or their respective Representatives in respect of, other than in the case of intentional fraud) any such representation or warranty and (B) no Person has been authorized by Parent, the Parent External Adviser or any of their respective Subsidiaries or Representatives to make any representation or warranty relating to itself or its business or otherwise in connection with the Mergers, and if made, such representation or warranty must not be relied upon by the Company as having been authorized by such entity.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB

Except as disclosed in the Parent SEC Documents filed by Parent prior to the date of this Agreement (but in each case excluding any disclosure under the headings “Risk Factors,” “Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk,” or any similar heading regarding forward-looking statements) or as disclosed in the Parent Disclosure Letter, Parent and Acquisition Sub hereby jointly and severally represent and warrant to the Company as follows:

Section 4.1    Organization and Qualification. Each of Parent and its Subsidiaries (including Acquisition Sub) is a corporation or other entity, duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite entity power and authority to conduct its business as it is now being conducted, to own and use its assets in the manner in which its assets are currently used, and to perform its obligations under all Parent Material Contracts to which it is a party, except where the failure to be in good standing, to have such power and authority, to own and use such assets or to perform its obligations under such Company Material Contracts would not have a Parent Material Adverse Effect. Each of Parent and its Subsidiaries (including Acquisition Sub) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the assets owned or leased by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Parent Material Adverse Effect. Parent has made available to the Company a copy of the Parent Organizational Documents, as currently in effect, and neither Parent nor Acquisition Sub is in violation of any provision of such documents. Parent has duly elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn and is in full force and effect.

Section 4.2    Capitalization; Subsidiaries.

(a)    As of the close of business on August 8, 2019, the authorized capital stock of Parent consists of (i) 200,000,000 shares of Parent Common Stock, 19,549,618 of which were issued and outstanding and none of which were held by Parent as treasury stock, and (ii) 10,000 shares of preferred stock of Parent, par value $0.001 per share, none of which were outstanding. As of the close of business on August 8, 2019, the authorized capital stock of Acquisition Sub consists of 1,000 shares of common stock, $0.001 par value per share, 100 of which were issued and outstanding. Acquisition Sub does not have any Subsidiaries and has no shares of preferred stock authorized, issued or outstanding. All of the issued and outstanding shares of Parent Common Stock have been duly authorized and validly issued and are or will be when issued fully paid, nonassessable and free of preemptive rights.

(b)    As of the date of this Agreement, there are no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character to which Parent or any of its Subsidiaries (including Acquisition Sub) is a party obligating Parent or any of its Subsidiaries (including Acquisition Sub) to issue, transfer or sell any shares of capital stock or other equity interest in Parent or any of its Subsidiaries (including Acquisition Sub) or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of Parent or any of its Subsidiaries (including Acquisition Sub) to repurchase, redeem or otherwise acquire any capital stock of Parent or any of its Subsidiaries, or any securities representing the right to purchase or otherwise receive any capital stock of Parent or any of its Subsidiaries, (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, Parent or any of its Subsidiaries (including Acquisition Sub) or (iv) voting trusts or similar agreements to which Parent is a party with respect to the voting of the capital stock of Parent.

(c)    Each Subsidiary of Parent (including Acquisition Sub) on the date hereof is listed on Section 4.2(c) of the Parent Disclosure Letter. Except as set forth on Section 4.2(c) of the Parent Disclosure Letter, Parent owns, directly or indirectly, all of the issued and outstanding company, partnership or corporate (as applicable) ownership interests in each such Subsidiary (including Acquisition Sub), free and clear of all Liens except for Permitted Liens, and all of such company, partnership or corporate (as applicable) ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.

Section 4.3    Authority Relative to Agreement.

(a)    Parent and Acquisition Sub have all necessary corporate power and authority to execute and deliver this Agreement and, subject to obtaining the Parent Stockholder Approval, to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Parent and Acquisition Sub, and the consummation by Parent and Acquisition Sub of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action by Parent and Acquisition Sub, and except for the Parent Stockholder Approval, no other corporate action or Proceeding on the part of Parent or Acquisition Sub is necessary to authorize the execution, delivery and performance of this Agreement by Parent and Acquisition Sub and the consummation by Parent and Acquisition Sub of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Acquisition Sub and, assuming due authorization, execution and delivery of this Agreement by the Company, constitutes a legal, valid and binding obligation of each of Parent and Acquisition Sub, enforceable against each of Parent and Acquisition Sub in accordance with its terms, except that such enforcement may be subject to the Bankruptcy and Equity Exception.

(b)    The Parent Board and the board of directors or similar governing body of Acquisition Sub has, by resolutions adopted by directors or similar governing members (i) adopted this Agreement and approved the transactions contemplated hereby, (ii) determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of Parent, Acquisition Sub and their respective stockholders or other equityholders, as applicable, and (iii) resolved to make the Parent Recommendation. Parent, acting in its capacity as the sole stockholder of Acquisition Sub, has approved and adopted this Agreement.

(c)    Neither the execution and delivery of this Agreement by Parent and Acquisition Sub nor the consummation by Parent and Acquisition Sub of the transactions contemplated hereby will (i) violate any provision of the articles of incorporation or bylaws (or equivalent organizational documents) of Parent, any of its Subsidiaries or Acquisition Sub, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 4.4 have been obtained or made, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate in any respect material to Parent any Law applicable to Parent or any of its Subsidiaries or by which any property or asset of Parent or any of its Subsidiaries is bound or affected, or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of, require the consent, or notice to or filing with any Third Party pursuant to, any Parent Material Contract, or result in the creation of a Lien, other than any Permitted Lien, upon any of the property or assets of Parent or any of its Subsidiaries other than, in the case of clause (iii), any such conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not have a Parent Material Adverse Effect.

Section 4.4    No Conflict; Required Filings and Consents. No Consent of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to Parent or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) applicable requirements of and filings with the SEC under the Securities Act and the Exchange Act, (ii) the filing of the Articles of First Merger and

Articles of Second Merger with, and the acceptance for record of the Articles of First Merger and Articles of Second Merger by, the SDAT, the filing of Articles of Incorporation and Articles of Conversion relating to the Parent Maryland Reincorporation with, and acceptance for record of such Articles of Incorporation and Articles of Conversion by, the SDAT, the filing of a Certificate of Conversion relating to the Parent Maryland Reincorporation with the Secretary of State of the State of Delaware as provided under the DGCL, and the filing of appropriate documents with the relevant authorities of the other jurisdictions in which Parent or any of its Subsidiaries is qualified to do business, (iii) applicable requirements under corporation or Blue Sky Laws of various states, (iv) such filings as may be required in connection with the Taxes described in Section 8.6, (v) compliance with applicable rules and regulations of NASDAQ, (vi) such other items required solely by reason of the participation of the Company and its Subsidiaries in the transactions contemplated hereby, (vii) compliance with and filings or notifications under Antitrust Laws and (viii) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not have a Parent Material Adverse Effect.

Section 4.5    Permits; Compliance with Laws.

(a)    Parent and each of its Subsidiaries are in compliance, and have been operated in compliance, in all material respects, with all Applicable Law, including, if any to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not have a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries has received any written or, to the Knowledge of Parent, oral notification from a Governmental Authority of any material non-compliance with any Applicable Law, which non-compliance would result in a Parent Material Adverse Effect. Parent and each of its Subsidiaries are in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act, the Securities Act and other Applicable Laws, if any, other than any non-compliance that would not have a Parent Material Adverse Effect.

(b)    None of Parent or its Subsidiaries is in default or violation of any (i) Law applicable to Parent or any of its Subsidiaries or (ii) Permits necessary for Parent and its Subsidiaries to carry on their respective businesses as now being conducted, except for any such defaults or violations that would not have a Parent Material Adverse Effect.

(c)    Parent has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for Parent, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Parent Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to Parent and its Subsidiaries, taken as a whole.

(d)    Parent and each of its Subsidiaries holds and is in compliance with all Permits required in order to permit Parent and each of its Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all Applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not have a Parent Material Adverse Effect. All such Permits are valid and in full force and effect, except as would not have a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries has received any written or, to the Knowledge of Parent, oral notification from a Governmental Authority of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would have a Parent Material Adverse Effect.

(e)    No “affiliated person” (as defined under the Investment Company Act) of Parent or the Parent External Adviser is subject to disqualification to serve in any capacity contemplated by the Investment Company

Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the Knowledge of Parent, threatened that would result in any such disqualification.

(f)    The minute books and other similar records of Parent contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of Parent, the Parent Board and any committees of the Parent Board.

(g)    Notwithstanding the foregoing, no representation or warranty in this Section 4.5 is made with respect to Parent SEC Documents or financial statements, “disclosure controls and procedures” or “internal control over financial reporting,” intellectual property matters, Tax matters, real property matters or environmental matters, which are addressed exclusively in Section 4.6 (Parent SEC Documents; Financial Statements; Enforcement Actions), Section 4.8 (Disclosure Controls and Procedures), Section 4.14 (Trademarks, Patents and Copyrights), Section 4.15 (Taxes), Section 4.17 (Real Property) and Section 4.18 (Environmental), respectively.

Section 4.6    Parent SEC Documents; Financial Statements; Enforcement Actions.

(a)    Since December 31, 2017, Parent has filed with the SEC all material forms, documents and reports required to be filed or furnished prior to the date hereof by it with the SEC (such forms, documents and reports so filed with the SEC by Parent since such date, including any amendments thereto and the Parent 10-Q, the “Parent SEC Documents”). As of their respective dates, or, if amended, as of the date of the last such amendment, the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act or the Investment Company Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Parent SEC Documents at the time it was filed contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading (or, in the case of a Parent SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading).

(b)    The consolidated financial statements (including all related notes and the related consolidated schedules of investments) of Parent included in the Parent SEC Documents (i) fairly present in all material respects the consolidated financial position of Parent and its Subsidiaries as at the respective dates thereof and their consolidated statements of operations and consolidated statements of cash flows for the respective periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments, to the absence of notes and to any other adjustments described therein, including in any notes thereto), (ii) were prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto), (iii) were prepared from, and are in accordance with, the books and records of Parent and its Subsidiaries and (iv) comply as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.

(c)    Neither Parent nor any of its Subsidiaries is subject to any cease-and-desist or other enforcement action by, or is a party to any Contract consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any Order by, or has adopted any policies, procedures or board resolutions at the request of, any Governmental Authority that currently restrict the conduct of its business (or that would, to the Knowledge of Parent, upon consummation of the First Merger restrict in any respect the conduct of the business of Parent or any of its Subsidiaries), or that relate to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Subsidiaries, except as would not have a Parent Material Adverse Effect, nor has Parent or any of its Subsidiaries been advised in writing or, to the Knowledge of Parent, verbally by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing that would have a Parent Material Adverse Effect.

Section 4.7    Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent, any of its Subsidiaries or the Parent External Adviser expressly for inclusion or incorporation by reference in (a) the Form N-14 will, at the time the Form N-14 is filed with the SEC, and at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, in light of the circumstances under which they are made, not misleading, and (b) the Joint Proxy Statement will, at the date it or any amendment or supplement is mailed to stockholders of the Company and stockholders of Parent, at the time of the Company Stockholders’ Meeting and at the time of the Parent Stockholders’ Meeting, as applicable, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by Parent or Acquisition Sub regarding such portions thereof that relate expressly to the Company or any of its Subsidiaries, or to statements made therein based on information supplied by or on behalf of the Company for inclusion or incorporation by reference therein).

Section 4.8    Disclosure Controls and Procedures. Parent and its Subsidiaries maintain “disclosure controls and procedures” and “internal control over financial reporting” (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act.

Section 4.9    Absence of Certain Changes or Events. Since December 31, 2018 through the date of this Agreement, except as otherwise contemplated or permitted by this Agreement, (a) the respective businesses of Parent and its Subsidiaries have been conducted in the ordinary course of business consistent with past practice and (b)  there has not been any event, development or state of circumstances that has had a Parent Material Adverse Effect.

Section 4.10    No Undisclosed Liabilities. Except (a) as reflected, disclosed or reserved against in Parent’s financial statements (as amended or restated, if applicable) or the notes thereto included in the Parent SEC Documents, (b) for liabilities or obligations incurred in the ordinary course of business since June 30, 2019, (c) for liabilities or obligations incurred in connection with the transactions contemplated hereby, (d) for liabilities and obligations which have been discharged or paid prior to the date of this Agreement or (e) for liabilities or obligations that would not have a Parent Material Adverse Effect, none of Parent or its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet (or the notes thereto) of Parent.

Section 4.11    Litigation. As of the date of this Agreement, (i) there is no Proceeding pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries that would have a Parent Material Adverse Effect and (ii) there is no judgment or order of any Governmental Authority outstanding against, or, to the Knowledge of Parent, investigation by any Governmental Authority involving, Parent or any of its Subsidiaries that, in the case of this clause (ii), would have a Parent Material Adverse Effect.

Section 4.12    Absence of Certain Agreements. Neither Parent nor any of its Affiliates has entered into any Contract, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any Contract, arrangement or understanding (in each case, whether oral or written), pursuant to which: (a) any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any stockholder of the Company (i) agrees to vote to approve the First Merger or (ii) agrees to vote against any Superior Proposal; or (b) any Third Party has agreed to provide, directly or indirectly, equity capital to Parent or the Company to finance in whole or in part the First Merger.

Section 4.13    Employee Matters. Neither the Parent nor any of its Subsidiaries has at any time during the immediately preceding six years (a) had any employees or (b) sponsored, maintained, contributed to or been required to contribute to any “employee benefit plans” as defined in Section 3(3) of ERISA (whether or not subject to ERISA), or any bonus, vacation, stock option or other equity based, severance, termination, retention, change of control, pension, retirement, deferred compensation, fringe benefit, health, medical or other similar employee benefit plan, program or agreement covering any of their respective current or former employees, directors or individual independent contractors. No material liability under Section 302 or Title IV of ERISA has, during the immediately preceding six years, been incurred by Parent, any of its Subsidiaries or any of their respective ERISA Affiliates that has not been satisfied in full, and no condition exists that presents a risk to Parent, any of its Subsidiaries or any such ERISA Affiliate of incurring any such liability. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event) increase the amount of, or accelerate the time of payment, funding or vesting of, any compensation or benefits due to any current or former employee or director of Parent or any of its Subsidiaries. To the Knowledge of Parent, the assets of Parent are not, and at no time have been, deemed to include “plan assets” within the meaning of the Department of Labor regulation located at 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA.

Section 4.14    Trademarks, Patents and Copyrights.

(a)    Section 4.14(a) of the Parent Disclosure Letter sets forth a complete and accurate list (in all material respects) of all material United States and foreign: (i) patents and patent applications; (ii) trademark registrations and applications (including internet domain name registrations); and (iii) copyright registrations and applications owned by Parent and its Subsidiaries as of the date hereof. Such registrations for Intellectual Property Rights owned by Parent or its Subsidiaries are in effect and subsisting and, to the Knowledge of Parent, valid.

(b)    Except as would not have a Parent Material Adverse Effect, Parent and its Subsidiaries own or have all Intellectual Property Rights that are material to the respective businesses of Parent and its Subsidiaries as currently conducted. As of the date hereof, the conduct of the respective businesses of Parent and its Subsidiaries as currently conducted does not infringe upon or otherwise violate any Intellectual Property Rights of any other Person, except for any such infringement that would not have a Parent Material Adverse Effect. As of the date of this Agreement, there is no such claim pending or, to the Knowledge of Parent, threatened, except for any such infringement or other violation that would not have a Parent Material Adverse Effect. To the Knowledge of Parent, no other Person is infringing or otherwise violating any Intellectual Property Rights that are material to the respective businesses of Parent and its Subsidiaries as currently conducted, except for any such infringement or other violation as would not have a Parent Material Adverse Effect. This Section 4.14(b) constitutes the only representation and warranty of Parent with regard to any actual or alleged infringement or other violation of any Intellectual Property Rights of any other Person.

Section 4.15    Taxes.

(a)    Parent and each of its Subsidiaries have (i) timely filed (taking into account any extension of time within which to file) all material Tax Returns required to be filed by any of them and all such filed Tax Returns (taking into account all amendments thereto) are complete and accurate in all material respects and (ii) paid all material Taxes due and owing (whether or not shown on such Tax Returns), except, in the case of clause (i) or clause (ii) hereof, with respect to matters contested in good faith or for which adequate reserves have been established in accordance with GAAP.

(b)    As of the date of this Agreement, there are no pending or ongoing audits, examinations, investigations or other Proceedings by any Governmental Authority in respect of Taxes of or with respect to Parent or any of its Subsidiaries.

(c)    All Taxes that Parent or any of its Subsidiaries are or were required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors or other Third Parties and, have been timely paid to the proper Governmental Authority or other Person or properly set aside in accounts for this purpose.

(d)    Neither Parent nor any of its Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is Parent or any of its Subsidiaries).

(e)    Neither Parent nor any of its Subsidiaries is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among Parent and its Subsidiaries or customary commercial Contracts entered into in the ordinary course of business, the principle subject matter of which is not Taxes) that will not be terminated on or before the Closing Date without any future liability to the Company or its Subsidiaries.

(f)    There are no Liens for Taxes on any of the assets of Parent or any of its Subsidiaries other than Permitted Liens.

(g)    Neither Parent nor any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” that is required to be reported to the IRS pursuant to Section 6011 of the Code and applicable Treasury Regulations thereunder.

(h)    Neither Parent nor any of its Subsidiaries has taken any action or knows of any fact that would reasonably be expected to prevent the Mergers from qualifying for the Intended Tax Treatment.

(i)    Acquisition Sub is a newly formed entity created for the purpose of undertaking the First Merger. Prior to the Effective Time, Acquisition Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.

(j)    Parent has made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. Parent has qualified as a RIC with respect to its first taxable year ending on December 31, 2015, and with respect to each taxable year thereafter, and expects to so qualify for its taxable year including the Effective Time. No challenge to Parent’s status as a RIC is pending or has been threatened in writing.

(k)    Each Subsidiary of the Parent that is a partnership, joint venture, or limited liability company has been since its formation treated for United States federal income Tax purposes as a partnership or disregarded entity, as the case may be, and not as a corporation or an association taxable as a corporation.

(l)    No claim has been made in writing by a Taxing Authority in a jurisdiction where the Parent or any of its Subsidiaries does not file Tax Returns that the Parent or any such Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(m)    Neither the Parent nor any of its Subsidiaries has any liability for the Taxes of another Person other than the Parent and its Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(n)    Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Mergers are also a part), neither the Parent nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution intended to qualify under Section 355(a) of the Code.

(o)    Neither the Parent nor any of its Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other Taxing Authorities.

Section 4.16    Material Contracts.

(a)    Section 4.16(a) of the Parent Disclosure Letter sets forth a complete and correct list, as of the date hereof, of each Parent Material Contract, a complete and correct copy of each of which has been made available to the Company. For purposes of this Agreement, “Parent Material Contract” means any Contract to which Parent or any of its Subsidiaries is a party, except for this Agreement, that:

(i)    constitutes a “material contract” (as such term is defined in item 601(b)(10) of Regulation S-K under the Securities Act) of Parent or any of its Subsidiaries;

(ii)    any partnership, limited liability company, joint venture or similar Contract that is material to the operation of Parent and its Subsidiaries, taken as a whole;

(iii)    is a loan, guarantee of Indebtedness or credit agreement, note, mortgage, indenture or other binding commitment (other than those between or among Parent and any of its Subsidiaries) relating to Indebtedness of Parent or its Subsidiaries (whether outstanding or as may be incurred) in an amount in excess of $750,000 individually;

(iv)    creates future payment obligations, including settlement agreements, outside the ordinary course of business in excess of $500,000, or creates or would create a Lien on any asset of Parent or its Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business);

(v)    is with (A) the Parent External Adviser or any of its Subsidiaries or Affiliates or (B) any “associate” or member of the “immediate family” (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of a Person identified in clause (A);

(vi)    is a Contract that obligates Parent, any of its Subsidiaries or the Parent External Adviser to conduct any business that is material to Parent and its Subsidiaries, taken as a whole, on an exclusive basis with any Third Party;

(vii)    is an Order or Consent of a Governmental Authority to which Parent, any of its Subsidiaries or, if it pertains to Parent and its Subsidiaries, the Parent External Adviser is subject;

(viii)    is a non-competition or non-solicitation Contract that purports to limit, or any other Contract that purports to limit or would reasonably be expected to limit, in any material respect the manner in which, or the localities in which, any material business of Parent and its Subsidiaries (taken as a whole) is or could be conducted or the types of material businesses that Parent and its Subsidiaries conduct;

(ix)    is a Contract (including a Contract relating to acquisitions or dispositions of controlling interests in Portfolio Companies but excluding any Contract relating to acquisitions or dispositions of debt investments in any Portfolio Company) relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) which has not yet been consummated, pursuant to which (A) Parent reasonably expects that it is required to pay total consideration (including assumption of debt) after the date hereof in excess of $750,000 or (B) any other Person has the right to acquire any assets of Parent or any of its Subsidiaries (or any interests therein) after the date of this Agreement with a purchase price (or total consideration realizable by or payable to Parent or any of its Subsidiaries) of more than $750,000; or

(x)    is a Contract for the purpose of another Person providing investment advisory or investment management services to Parent or any of its Subsidiaries (including the Parent Investment Advisory Agreement).

(b)    None of Parent or any Subsidiary of Parent is in breach of or default (or, with the giving of notice or lapse of time or both, would be in default) under the terms of, and has not taken any action resulting in the termination, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Parent Material Contract to which it is a party except for such breaches, defaults or actions as would not have a Parent Material Adverse Effect. As of the date of this Agreement, to the Knowledge of Parent, no other party to any Parent Material Contract is in breach of or default under the terms of any Parent Material Contract except for such breaches or defaults as would not have a Parent Material Adverse Effect. Each Parent Material Contract is a valid and binding obligation of Parent or its Subsidiary that is a party thereto, as applicable, and, to the Knowledge of Parent, the other parties thereto, except such as would not have a Parent Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception.

Section 4.17    Real Property. None of Parent or any of its Subsidiaries leases, and at no time prior to the date of this Agreement has leased, any real property or owns, and at no time prior to the date of this Agreement has owned, any real property in fee (or the equivalent interest in the applicable jurisdiction).

Section 4.18    Environmental. Except as would not have a Parent Material Adverse Effect:

(a)    Parent and its Subsidiaries are in compliance with all applicable Environmental Laws, including possessing all Parent Permits required for their operations under applicable Environmental Laws;

(b)    there is no pending or, to the Knowledge of Parent, threatened Proceeding pursuant to any Environmental Law against Parent or any of its Subsidiaries;

(c)    none of Parent or any of its Subsidiaries has received written notice from any Person, including any Governmental Authority, alleging that Parent or any of its Subsidiaries has been or is in violation or potentially in violation of any applicable Environmental Law or otherwise may be liable under any applicable Environmental Law, which violation or liability is unresolved. None of Parent or any of its Subsidiaries is a party or subject to any Order pursuant to Environmental Law; and

Section 4.19    Takeover Statutes. No Takeover Statutes are applicable to this Agreement or the Mergers. Within the past five years, none of Parent or its controlled Affiliates or, to the Knowledge of Parent, its “associates” (as defined in Section 3-601 of the MGCL) has been an “interested stockholder” (as defined in Section 3-601 of the MGCL).

Section 4.20    Vote Required. The approval of the Parent Stock Issuance, the Parent Investment Advisory Agreement Amendment and the Parent Maryland Reincorporation by the holders of Parent Common Stock (the “Parent Stockholder Approval”) is the only vote of holders of securities of Parent that is required in connection with the consummation of the transactions contemplated hereby.

Section 4.21    Sufficient Funds. Parent will have on the Closing Date sufficient funds to pay the Parent Cash Consideration pursuant to the terms and conditions of this Agreement.

Section 4.22    Brokers. No investment banker, broker or finder other than BofA Securities, Inc. (“BofA Merrill Lynch”), the fees and expenses of which will be paid by Parent, is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of Parent, Acquisition Sub or any of their respective Affiliates.

Section 4.23    Opinion of Financial Advisor. The Parent Board has received the written opinion of BofA Merrill Lynch, dated as of the date of the meeting of the Parent Board at which the Parent Board approved this Agreement, to the effect that, as of such date, and based upon and subject to the various assumptions and limitations set forth in such opinion, the Merger Consideration to be paid by Parent pursuant to this Agreement is fair, from a financial point of view, to Parent.

Section 4.24    Insurance. Parent and its Subsidiaries have paid, or caused to be paid, all premiums due under all material insurance policies of Parent and its Subsidiaries, and all such insurance policies are in full force and effect other than as would not have a Parent Material Adverse Effect. None of Parent or any of its Subsidiaries has received written notice that they are in default with respect to any obligations under such policies other than as would not have a Parent Material Adverse Effect. None of Parent or any of its Subsidiaries has received any written notice of cancellation or termination with respect to any existing material insurance policy, or refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any existing material insurance policy, in each case that is held by, or for the benefit of, Parent or any of its Subsidiaries, other than as would not have a Parent Material Adverse Effect.

Section 4.25    Solvency. Neither Parent nor Acquisition Sub is entering into the transactions contemplated hereby with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. Each of Parent and Acquisition Sub is solvent as of the date of this Agreement, and each of Parent and the Surviving Corporation will, after giving effect to all of the transactions contemplated hereby, including the Debt Financing and the payment of any amounts required to be paid in connection with the consummation of the transactions contemplated hereby and the payment of all related fees and expenses, be solvent at and immediately after the Effective Time. As used in this Section 4.25, the term “solvent” means, with respect to a particular date, that on such date, (a) the sum of the assets, at a fair valuation, of Parent and Acquisition Sub and, after the First Merger, Parent and the Surviving Corporation and its Subsidiaries will exceed their debts, (b) each of Parent and Acquisition Sub and, after the First Merger, Parent and the Surviving Corporation and its Subsidiaries have not incurred debts beyond its ability to pay such debts as such debts mature and (c) each of Parent and Acquisition Sub and, after the First Merger, Parent and the Surviving Corporation and its Subsidiaries has sufficient capital and liquidity with which to conduct its business. For purposes of this Section 4.25, “debt” means any liability on a claim, and “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (y) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

Section 4.26    Investment Assets. Each of Parent and its Subsidiaries owns all securities, indebtedness and other financial instruments held by it, free and clear of any material Liens, except for Permitted Liens to the extent such securities, indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of Parent and any of its Subsidiaries and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of the date of this Agreement, there have been no material changes to the amount of securities, indebtedness and other financial instruments listed on Parent’s most recent schedule of investments included in the Parent SEC Documents, including any increase in the amount of securities, indebtedness and other financial instruments owned by Parent or its Subsidiaries that are not treated as “qualifying assets” under Section 55(a) of the Investment Company Act.

Section 4.27    Parent Investment Advisory Agreement. The Parent Investment Advisory Agreement has been duly approved and continued and is in compliance in all material respects with Section 15 of the Investment Company Act (to the extent applicable). Neither Parent nor the Parent External Adviser is in default under the Parent Investment Advisory Agreement, except where such default would not have a Parent Material Adverse Effect. The Parent Investment Advisory Agreement is a valid and binding obligation of Parent, except as would not have a Parent Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception.

Section 4.28    No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV, neither Parent, Acquisition Sub nor any other Person on behalf of Parent or Acquisition Sub makes any express or implied representation or warranty with respect to Parent, Acquisition Sub, the Parent External Adviser, any of their respective Subsidiaries, or any Portfolio Company, or with respect to any other information provided to the Company in connection with the transactions contemplated hereby, including the accuracy, completeness or timeliness thereof. Other than in the case of intentional fraud, neither

Parent, Acquisition Sub, the Parent External Adviser nor any other Person will have or be subject to any claim, liability or indemnification obligation to the Company or any other Person resulting from the distribution or failure to distribute to the Company, or the Company’s use of, any such information, including any information, documents, projections, estimates, Parent Forecasts or other material made available to the Company in the electronic data room maintained by Parent for purposes of the transactions contemplated hereby or management presentations in expectation of the transactions contemplated hereby, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article IV.

Section 4.29    Acknowledgment of Disclaimer of Other Representations and Warranties. Each of Parent and Acquisition Sub acknowledges that, as of the date hereof, they and their Representatives: (a) have received full access to (i) such books and records, facilities, properties, premises, equipment, contracts and other assets of the Company and its Subsidiaries, and the Portfolio Companies which they and their Representatives, as of the date hereof, have requested to review and (ii) the electronic data room in connection with the transactions contemplated hereby; (b) have received and may continue to receive from the Company and its Subsidiaries and their respective Representatives certain estimates, forecasts, projections and other forward-looking information, as well as certain business plan information, regarding the Company and its Subsidiaries and the Portfolio Companies and their respective businesses and operations (collectively, “Forecasts”); and (c) have had full opportunity to meet with the management of the Company and its Subsidiaries and to discuss the business and assets of the Company and its Subsidiaries and the Portfolio Companies. Parent and Acquisition Sub acknowledge and agree that (x) there are uncertainties inherent in attempting to make Forecasts, with which Parent and Acquisition Sub are familiar, and Parent and Acquisition Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all Forecasts (including the reasonableness of the assumptions underlying such Forecasts), and Parent and Acquisition Sub shall have no claim against the Company, its Subsidiaries or its investment adviser, or the Portfolio Companies or any of their respective Representatives with respect to any such Forecasts, other than with respect to intentional fraud, and (y) each of Parent and Acquisition Sub has conducted, to its satisfaction, its own independent review and analysis of the businesses, assets, condition, operations and prospects of the Company, its Subsidiaries and the Portfolio Companies and, in making its determination to proceed with the transactions contemplated hereby, including the Mergers, each of Parent and Acquisition Sub has relied on the results of its own independent review and analysis. Parent and Acquisition Sub each further acknowledges and agrees that (1) any Forecast, data, financial information, memorandum, presentation or any other materials or information provided or addressed to Parent, Acquisition Sub or any of their Representatives, including any materials or information made available in the electronic data room in connection with the transactions contemplated hereby, via confidential information packet, in connection with presentations by the Company’s management or otherwise, are not and shall not be deemed to constitute or be the subject of any representation or warranty unless and only to the extent any such material or information is the subject of an express representation or warranty set forth in Article III; and (2) except for the representations and warranties expressly set forth in Article III, (A) neither the Company, its investment adviser nor any of its Subsidiaries makes, or has made, any representation or warranty relating to itself or its business or otherwise in connection with the Mergers and Parent and Acquisition Sub are not relying on (and Parent and Acquisition Sub shall have no claim against the Company, any of its Subsidiaries or any Portfolio Companies or their respective Representatives in respect of, other than in the case of intentional fraud) any such representation or warranty and (B) no Person has been authorized by the Company, its investment adviser or any of its Subsidiaries to make any representation or warranty relating to itself or its business or otherwise in connection with the Mergers, and if made, such representation or warranty must not be relied upon by Parent or Acquisition Sub as having been authorized by such entity.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE PARENT EXTERNAL ADVISER

Section 5.1    Organization and Qualification. The Parent External Adviser is a limited liability company, duly formed, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its formation and has the requisite limited liability company power and authority to conduct its business as it is now being conducted, except where the failure to be in good standing or to have such power and authority would not have an Adviser Material Adverse Effect. The Parent External Adviser is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed and in good standing would not have an Adviser Material Adverse Effect.

Section 5.2    Authority Relative to Agreement.

(a)    The Parent External Adviser has all necessary corporate power and authority to execute and deliver this Agreement to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Parent External Adviser, and the consummation by the Parent External Adviser of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action by the Parent External Adviser, and no other corporate action or Proceeding on the part of the Parent External Adviser is necessary to authorize the execution, delivery and performance of this Agreement by the Parent External Adviser and the consummation by the Parent External Adviser of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Parent External Adviser and, assuming due authorization, execution and delivery of this Agreement by the Company, constitutes a legal, valid and binding obligation of the Parent External Adviser, enforceable against the Parent External Adviser in accordance with its terms, except that such enforcement may be subject the Bankruptcy and Equity Exception.

(b)    Neither the execution and delivery of this Agreement by the Parent External Adviser nor the consummation by the Parent External Adviser of the transactions contemplated hereby will (i) violate any provision of any organizational documents of Parent External Adviser, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 5.3 have been obtained or made, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate any Law applicable to the Parent External Adviser or by which any property or asset of the Parent External Adviser is bound or affected or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of any Contract to which the Parent External Adviser is a party or by which its properties or assets are bound, or result in the creation of a Lien, other than any Permitted Lien, upon any of the material property or assets of the Parent External Adviser other than, in the case of clauses (ii) and (iii), any such conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not have an Adviser Material Adverse Effect.

Section 5.3    No Conflict; Required Filings and Consents. No Consent of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to the Parent External Adviser in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than any such Consent, registration, declaration, filing or notices (a) set forth on Section 5.3 of the Parent Disclosure Letter or (b) the failure of which to be obtained or made would not have an Adviser Material Adverse Effect.

Section 5.4    Permits; Compliance with Laws.

(a)    The Parent External Adviser is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders necessary for the Parent External Adviser to carry on its business as it is now being conducted (the “Parent External Adviser Permits”), and no suspension or cancellation of any of the Parent External Adviser Permits is pending or, to the Knowledge of the Parent External Adviser, threatened, except where the failure to be in possession of, or the suspension or cancellation of, any of the Parent External Adviser Permits would not have a Parent Material Adverse Effect.

(b)    The Parent External Adviser is not in default or violation of any (i) Law applicable to the Parent External Adviser or (ii) the Parent External Adviser Permits, except for any such defaults or violations that would not have a Parent Material Adverse Effect.

(c)    Since December 31, 2018, the Parent External Adviser has filed (after giving effect to any extensions) all Regulatory Documents that were required to be filed with any Governmental Authority, other than such failures to file that would not have an Adviser Material Adverse Effect.

(d)    The Parent External Adviser is, and at all times required by the Investment Advisers Act since January 1, 2018 has been, duly registered as an investment adviser under the Investment Advisers Act. The Parent External Adviser is, and at all times required by Applicable Law (other than the Investment Advisers Act) since January 1, 2018 has been, duly registered, licensed or qualified as an investment adviser in each state or any other jurisdiction where the conduct of its business required such registration, licensing or qualification, except where the failure to be so registered, licensed or qualified would not have an Adviser Material Adverse Effect.

(e)    Neither the Parent External Adviser nor any “person associated with” (as defined in the Investment Advisers Act) the Parent External Adviser is ineligible pursuant to Sections 203(e) or 203(f) of the Investment Advisers Act to serve as an investment adviser or as a “person associated with” an investment adviser, nor is there any Proceeding pending or, to the Knowledge of the Parent External Adviser, threatened by any Governmental Authority that would result in the ineligibility of the Parent External Adviser or any such “person associated with” the Parent External Adviser to serve in any such capacities pursuant to Sections 203(e) or 203(f) of the Investment Advisers Act.

Section 5.5    Litigation(a) . As of the date of this Agreement, there is no Proceeding pending or, to the Knowledge of the Parent External Adviser, threatened against the Parent External Adviser that would have an Adviser Material Adverse Effect, nor is there any judgment of any Governmental Authority outstanding against, or, to the Knowledge of the Parent External Adviser, investigation by any Governmental Authority involving, the Parent External Adviser that could have an Adviser Material Adverse Effect

Section 5.6    Sufficient Funds. The Parent External Adviser has as of the date hereof, and will maintain through and have on the Closing Date, sufficient funds to pay the Parent External Adviser Cash Consideration pursuant to the terms and conditions of this Agreement.

Section 5.7    No Other Representations or Warranties. Except for the representations and warranties contained in this Article V, the Parent External Adviser nor any other Person on behalf of the Parent External Adviser makes any express or implied representation or warranty with respect to Parent, Acquisition Sub, the Parent External Adviser, any of their respective Subsidiaries, or any Portfolio Company, or with respect to any other information provided to the Company in connection with the transactions contemplated hereby, including the accuracy, completeness or timeliness thereof. Other than in the case of intentional fraud, neither the Parent External Adviser nor any other Person will have or be subject to any claim, liability or indemnification obligation to the Company or any other Person resulting from the distribution or failure to distribute to the Company, or the Company’s use of, any such information, including any information, documents, projections, estimates, Parent Forecasts or other material made available to the Company in the electronic data room maintained by Parent for purposes of the transactions contemplated hereby or management presentations in expectation of the transactions contemplated hereby, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article V.

ARTICLE VI

COVENANTS AND AGREEMENTS

Section 6.1    Conduct of Business by the Company Pending the Mergers. The Company covenants and agrees that, between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, except (a) as may be required by Law, (b) as may be agreed in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned), (c) as may be expressly contemplated or permitted pursuant to this Agreement or (d) as set forth in Section 6.1 of the Company Disclosure Letter: (x) the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to conduct the business of the Company and its Subsidiaries, as applicable, in the ordinary course of business and in a manner consistent with past practice in all material respects (provided that (1) no action by the Company or its Subsidiaries with respect to matters specifically addressed by any other provisions of this Section 6.1 will be deemed a breach of this clause (x), unless such action would constitute a breach of one or more of such other provisions, and (2) the failure by the Company or any of its Subsidiaries to take any action expressly prohibited by clauses (a) through (j) below will not be deemed to be a breach of this clause (x)); and (y) the Company shall not, and shall not permit any of its Subsidiaries to (provided that, notwithstanding anything in this Agreement to the contrary, none of the Company or its Subsidiaries shall be restricted or encumbered from taking any action, or be required to take any action, if such restriction, encumbrance or requirement would, contravene any provision of the Existing Credit Facility or any related loan documents or any provision of the Existing Notes or the Existing Notes Indenture; provided further, that the Company shall reasonably consult with Parent prior to taking any such action if such action would otherwise be prohibited by this Section 6.1):

(a)    amend or otherwise change, in any material respect, the Company’s Charter or the Company’s Bylaws (or such equivalent organizational or governing documents of any of its Subsidiaries);

(b)    except for transactions solely among the Company and its wholly owned Subsidiaries, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights;

(c)    except for transactions among the Company and its wholly owned Subsidiaries, issue, sell, pledge, dispose, encumber or grant, or authorize the same with respect to, any (i) shares of the Company or its Subsidiaries’ capital stock, (ii) options, warrants, convertible securities or other rights of any kind to acquire any shares of the Company or its Subsidiaries’ capital stock or (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, the Company or any of its Subsidiaries;

(d)    declare, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to the Company’s or any of its Subsidiaries’ capital stock or other equity interests, other than (i) dividends and distributions paid by any Subsidiary of the Company to the Company or any of its Subsidiaries, (ii) regular quarterly cash distributions payable by the Company, up to a maximum amount of $0.18 per share of Company Common Stock, on a quarterly basis (“Quarterly Dividends”), or (iii) a Tax Dividend;

(e)    acquire (including by merger, consolidation or acquisition of stock or assets), except in respect of any merger, consolidation, business combination among the Company and its Subsidiaries, any corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof, except for acquisitions of Portfolio Company investments in accordance with Section 6.1(f);

(f)    acquire or dispose (including by merger, consolidation or acquisition of stock or assets) or lease or license, or otherwise sell, transfer or encumber (except in respect of any merger, consolidation or business combination among, or any sale, assignment, transfer or other disposition of assets to, the Company and its wholly-owned Subsidiaries, or among the Company’s wholly-owned Subsidiaries) any Portfolio Company investment, or agree to do any of the foregoing, except with respect to:

(i)    dispositions with collective sales prices, as applicable, not exceeding $1,000,000 individually or $2,000,000 in the aggregate (provided, that any such disposition is not (A) with respect to any asset set forth on Section 6.1(f)(i) of the Company Disclosure Letter, except pursuant to clause (vi) of this Section 6.1(f), and (B) being made in exchange for consideration less than the fair market value (as set forth in the Company’s schedule of investments included in its most recent quarterly or annual reports filed with the SEC) of the asset being disposed);

(ii)    the sale of a Portfolio Company investment set forth on Section 6.1(f) of the Company Disclosure Letter, solely if such sale is on terms and conditions materially consistent in all respects with the terms and conditions set forth with respect to such Portfolio Company investment on Section 6.1(f) of the Company Disclosure Letter;

(iii)    compliance with unfunded commitment obligations existing as of the date hereof with respect to any Portfolio Company investments;

(iv)    acquisitions in the form of follow-on investments in Portfolio Company investments existing as of the date hereof and not exceeding $1,000,000 individually or $2,000,000 in the aggregate (measured in each case as a net increase in outstanding commitments to such Portfolio Companies) (provided, that the applicable Portfolio Company investment in which such follow-on investment is being made had a fair value as of June 30, 2019 as reported by the Company in its statement of investments for such date equal to at least ninety-five percent (95%) of its cost); or

(v)    in any case where the Company or the Portfolio Company investment is subject to a compulsory drag-along, call option, prepayment option or redemption, or similar compulsory contractual obligation, to sell, have redeemed or paid off, or otherwise dispose of, any Portfolio Company investment pursuant to the contractual terms pertaining to such Portfolio Company investment;

(vi)    provided, that: (A) the Company shall provide Parent notification of any disposition made pursuant to clauses (i) through (iii) and (v) promptly following the consummation thereof; and (B) the Company shall provide Parent notification of any acquisition made pursuant to clause (iv) or (v) promptly following the consummation thereof;

(g)    incur any Indebtedness for borrowed money or guarantee any such Indebtedness of any Person (except for (i) Indebtedness or guarantees for drawdowns with respect to Existing Credit Facility in the ordinary course of business, (ii) Indebtedness owed to the Company or its wholly owned Subsidiaries, (iii) Indebtedness in the form of letters of credit not to exceed $500,000 individually or $1,000,000 in the aggregate or (iv) as otherwise set forth on Section 6.1(g)(iv) of the Company Disclosure Letter) so long as such Indebtedness does not provide for any penalty upon prepayment;

(h)    make any loans, advances or capital contributions to, or investments in, any other Person (other than (i) to or in the Company or any direct or indirect wholly owned Subsidiary of the Company, (ii) pursuant to previously disclosed commitments existing as of the date of this Agreement that are identified on Section 6.1(h)(ii) of the Company Disclosure Letter or are otherwise set forth on Section 6.1(h)(ii) of the Company Disclosure Letter and (iii) with respect to Indebtedness incurred by the Company or its wholly owned Subsidiaries);

(i)    terminate, enter into, agree to any material amendment or modification of, renew or waive any material rights under any Company Material Contract or any agreement underlying any Portfolio Company investment, in each case in any manner materially adverse to the Company or its Subsidiaries;

(j)    (i) pay, discharge or satisfy any Indebtedness that has a prepayment cost, “make whole” amount, prepayment penalty or similar obligation (other than (A) the payment, discharge or satisfaction, required pursuant to the terms of Existing Credit Facility as in effect as of the date of this Agreement and (B) Indebtedness incurred by the Company or its wholly owned Subsidiaries and owed to the Company or its wholly owned Subsidiaries), (ii) cancel any material Indebtedness owing to the Company or any of its Subsidiaries (individually or in the aggregate) or waive or amend any claims or rights of substantial value (other than Indebtedness incurred by the Company or its wholly owned Subsidiaries and owed to the Company or its wholly owned Subsidiaries) or (iii) waive material benefits of, or agree to modify in any material manner, any confidentiality, standstill or similar agreement to which it or any of its Subsidiaries is a party (other than in the ordinary course of business consistent with past practice);

(k)    make any pledge of any of its material assets or permit any of its material assets to become subject to any Liens except Permitted Liens;

(l)    commence any material Proceedings except with respect to routine matters in the ordinary course of business and consistent with past practice, or settle any Proceedings other than settlements that result solely in monetary obligations involving payment by the Company or any of its Subsidiaries of (i) the amounts reserved in accordance with GAAP with respect to such Proceeding or claim on the Company’s consolidated financial statements for the quarter ending June 30, 2019, (ii) amounts to be paid from escrow accounts for purposes of working capital adjustments and indemnification matters related to former Portfolio Companies in accordance with the terms of the applicable Contracts as in effect on the date hereof, (iii) amounts to be paid from insurance proceeds for the purpose of paying such settlements or (iv) an amount not greater than $500,000 in the aggregate;

(m)    make any material change to its methods of accounting, except (i) as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization), (ii) to permit the audit of the Company’s financial statements in compliance with GAAP, (iii) as required by a change in Applicable Law or (iv) as disclosed in the Company SEC Documents;

(n)    (i) make or change any material Tax election other than in the ordinary course of business, (ii) change any material method of Tax accounting other than in the ordinary course of business, (iii) settle or compromise any material Tax liability or refund, or (iv) file or amend any material Tax Return other than in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed;

(o)    change the Company’s investment objective as described in the Company SEC Documents;

(p)    (i) increase the compensation or benefits payable or that may become payable to any of its directors, (ii) enter into any employment, severance, change of control or retention agreement, or (iii) hire any employee or individual independent contractor;

(q)    adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries; or

(r)    enter into any agreement to do any of the foregoing.

Section 6.2    Conduct of Business by Parent Pending the Mergers. Parent covenants and agrees that, between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, except (a) as may be required by Law, (b) as may be agreed in writing by the Company (which consent shall not be unreasonably withheld, delayed or conditioned), (c) as may be expressly contemplated or permitted pursuant to this Agreement or (d) as set forth in Section 6.2 of the Parent Disclosure Letter: (x) Parent shall, and shall cause its Subsidiaries to, use reasonable best efforts to conduct the business of Parent and its Subsidiaries, as applicable, in the ordinary course of business and in a manner consistent with past practice in all material respects (provided that (1) no action by Parent or its Subsidiaries with respect to matters specifically addressed by any other provisions of this Section 6.2 will be deemed a breach of this clause (x), unless such action would constitute a breach of one or more of such other provisions, and (2) the failure by Parent or any of its Subsidiaries to take any action expressly prohibited by clauses (a) through (j) below will not be deemed to be a breach of this clause (x), and (3) acquisitions and dispositions of investments in Portfolio Companies in accordance with Parent’s investment objectives, policies, and restrictions will not be deemed to be a breach of this clause (x)); and (y) Parent shall not, and shall not permit any of its Subsidiaries to:

(a)    amend or otherwise change, in any material respect, the organizational documents of Parent (or such equivalent organizational or governing documents of any of its Subsidiaries);

(b)    except for transactions solely among Parent and its wholly owned Subsidiaries, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights;

(c)    except for transactions among Parent and its wholly owned Subsidiaries or in connection with the Parent DRIP, issue, sell, pledge, dispose, encumber or grant any (i) shares of its or its Subsidiaries’ capital stock, (ii) options, warrants, convertible securities or other rights of any kind to acquire any shares of its or its Subsidiaries’ capital stock or (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, Parent or any of its Subsidiaries;

(d)    declare, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to Parent’s or any of its Subsidiaries’ capital stock or other equity interests, other than (i) dividends and distributions paid by any Subsidiary of Parent to Parent or any of its Subsidiaries, (ii) regular quarterly cash distributions payable by Parent on a quarterly basis consistent with past practices and Parent’s investment objectives and policies as publicly disclosed or (iii) the authorization and payment of any dividend or distribution necessary for Parent to maintain its qualification as a RIC, as reasonably determined by Parent;

(e)    acquire (including by merger, consolidation or acquisition of stock or assets), except in respect of any merger, consolidation, business combination among Parent and its Subsidiaries, any corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof, except with respect to acquisitions of portfolio investments in accordance with Parent’s investment objectives, policies and restrictions;

(f)    incur any Indebtedness for borrowed money or guarantee any such Indebtedness for any Person (other than a Subsidiary) except for (i) Indebtedness or guarantees with respect to Parent’s credit arrangements in effect as of the date of this Agreement in the ordinary course of business, (ii) Indebtedness owed to Parent or its wholly owned Subsidiaries, (iii) Indebtedness in the form of letters of credit not to exceed $500,000 individually or $1,000,000 in the aggregate or (iv) as otherwise set forth in Section 6.2(f)(iv) of the Parent Disclosure Letter) so long as such Indebtedness does not provide for any penalty upon prepayment;

(g)    make any loans, advances or capital contributions to, or investments in, any other Person (other than (i) to Portfolio Companies in the ordinary course of business, (ii) to or in Parent or any direct or indirect wholly owned Subsidiary of Parent, (iii) pursuant to previously disclosed commitments existing as of the date of this Agreement that are identified on Section 6.2(f)(ii) of the Parent Disclosure Letter or are otherwise set forth on Section 6.2(f)(ii) of the Parent Disclosure Letter and (iv) with respect to Indebtedness incurred by Parent or its wholly owned Subsidiaries);

(h)    make any material change to its methods of accounting, except (i) as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization), (ii) to permit the audit of Parent’s financial statements in compliance with GAAP, (iii) as required by a change in Applicable Law or (iv) as disclosed in the Parent SEC Documents;

(i)    (i) make or change any material Tax election other than in the ordinary course of business, (ii) change any material method of Tax accounting other than in the ordinary course of business, (iii) settle or compromise any material Tax liability or refund, or (iv) file or amend any material Tax Return other than in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies;

(j)    change Parent’s investment objective as described in the Parent SEC Documents;

(k)    adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;

(l)    other than with respect to the Parent Investment Advisory Agreement Amendment, amend, terminate, modify or waive any material rights under the Parent Investment Advisory Agreement; or

(m)    enter into any agreement to do any of the foregoing.

Section 6.3    Preparation of the Form N-14 and the Joint Proxy Statement; Stockholder Meetings.

(a)    As promptly as practicable after the execution of this Agreement, (i) Parent and the Company shall jointly prepare, and Parent and the Company, as applicable, shall use their reasonable best efforts to cause to be filed with the SEC, the Joint Proxy Statement in preliminary form and (ii) Parent shall prepare (with the Company’s reasonable cooperation), and Parent shall use its reasonable best efforts to cause to be filed with the SEC, the Form N-14, in which the Joint Proxy Statement will be included as a prospectus, in connection with the registration under the Securities Act of the Parent Common Stock to be issued in the First Merger. Each of Parent and the Company shall use its reasonable best efforts to (i) cause the Form N-14 and the Joint Proxy Statement to comply with the applicable rules and regulations promulgated by the SEC and (ii) have the Form N-14 declared effective under the Securities Act as promptly as practicable after such filing (including by responding to comments from the SEC), and, prior to the effective date of the Form N-14, take all action reasonably required to be taken under any applicable state securities Laws in connection with the Parent Stock Issuance. Each of Parent and the Company shall furnish all information as may be reasonably requested by the other in connection with any such action and the preparation, filing and distribution of the Form N-14 and the Joint Proxy Statement. As promptly as practicable after the Form N-14 shall have become effective, each of Parent and the Company shall use its reasonable best efforts to cause the Joint Proxy Statement to be mailed to its respective stockholders. No filing of, or amendment or supplement to, the Form N-14 will be made by Parent, and no filing of, or amendment or supplement to, the Joint Proxy Statement will be made by Parent or the Company, in each case without providing the other party with a reasonable opportunity to review and comment thereon. If, at any time prior to the Effective Time, any information relating to Parent, the Company or any of their respective Affiliates, directors or officers, should be discovered by Parent or the Company which should be set forth in an amendment or supplement to either the Form N-14 or the Joint Proxy Statement, so that either such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be prepared and, following a reasonable opportunity for the other party (and its counsel) to review and comment on such amendment or supplement, promptly filed with the SEC and, to the extent required by Applicable Law, disseminated to the stockholders of Parent and the Company. Subject to Applicable Law, each party shall notify the other promptly of the time when the Form N-14 has become effective, of the issuance of any stop order or suspension of the qualification of the Parent Common Stock issuable in connection with the First Merger for offering or sale in any jurisdiction, or of the receipt of any comments from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Joint Proxy Statement or the Form N-14 or for additional information and shall supply each other with copies of all correspondence between either party or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Joint Proxy Statement, the Form N-14 or the First Merger.

(b)    Subject to the earlier termination of this Agreement in accordance with Article VII, the Company shall, as soon as reasonably practicable following the effectiveness of the Form N-14, duly call, give notice of, convene (on a date selected by the Company in reasonable consultation with Parent, which date is intended to be the date of the Parent Stockholders’ Meeting) and hold a meeting of its stockholders (the “Company Stockholders’ Meeting”) for the purpose of seeking the Company Stockholder Approval; provided that the Company may postpone or adjourn to a later date the Company Stockholders’ Meeting (i) with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), (ii) for the absence of a quorum, (iii) to allow reasonable additional time to solicit additional proxies if the Company has not received proxies representing a sufficient number of shares of Company Common Stock to approve the First Merger, whether or not a quorum is present, (iv) if required by Applicable Law or (v) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure if, in the good faith judgment of the Company Board (after consultation with outside legal counsel), the failure to do so would be reasonably likely to be inconsistent with the Company directors’ duties under Applicable Law. If the Company Board has not made a Company Adverse Recommendation Change, the Company shall, through the Company Board, make the Company Recommendation, and shall include such Company Recommendation in the Joint Proxy Statement, and use its reasonable best efforts to lawfully solicit from its stockholders proxies in favor of the approval of the First Merger. Except as expressly permitted in Section 6.6, neither the Company Board nor any committee thereof shall (x) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify the Company Recommendation, in each case in a manner materially adverse to Parent, (y) fail to include the Company Recommendation in the Joint Proxy Statement or (z) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Competing Proposal ((x), (y) and (z) being referred to as a “Company Adverse Recommendation Change”). Notwithstanding any Company Adverse Recommendation Change, unless this Agreement is terminated in accordance with its terms, the obligations of the parties hereunder shall continue in full force and effect and such obligations shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Competing Proposal (whether or not a Superior Proposal).

(c)    Subject to the earlier termination of this Agreement in accordance with Article VIII, Parent shall, as soon as reasonably practicable following the effectiveness of the Form N-14, duly call, give notice of, convene (on a date selected by Parent in reasonable consultation with the Company, which date is intended to be the date of the Company Stockholders’ Meeting) and hold a meeting of its stockholders (the “Parent Stockholders’ Meeting”) for the purpose of seeking the Parent Stockholder Approval; provided that Parent may postpone or adjourn to a later date the Parent Stockholders’ Meeting (i) with the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), (ii) for the absence of a quorum, (iii) to allow reasonable additional time to solicit additional proxies if Parent has not received proxies representing a sufficient number of shares of Parent Common Stock to approve the Parent Stock Issuance, the Parent Investment Advisory Agreement Amendment and the Parent Maryland Reincorporation, whether or not a quorum is present, (iv) if required by Applicable Law or (v) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure if, in the good faith judgment of the Parent Board (after consultation with outside legal counsel), the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties under Applicable Law.

Section 6.4    Appropriate Action; Consents; Filings.

(a)    Subject to the terms and conditions of this Agreement (including the limitations set forth in Section 6.6), the parties hereto will use their respective reasonable best efforts to consummate and make effective the transactions contemplated hereby and to cause the conditions to the First Merger set forth in Article VII to be satisfied, including using reasonable best efforts to accomplish the following: (i) the obtaining of all necessary actions or non-actions, consents and approvals from Governmental Authorities or other Persons necessary in connection with the consummation of the transactions contemplated hereby, including the First Merger, and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid a Proceeding by, any

Governmental Authority or other Persons necessary in connection with the consummation of the transactions contemplated hereby, including the First Merger; (ii) the defending of any lawsuits or other legal Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including the First Merger, performed or consummated by such party in accordance with the terms of this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed; and (iii) the execution and delivery of any additional instruments reasonably necessary to consummate the First Merger and any other transactions to be performed or consummated by such party in accordance with the terms of this Agreement and to carry out fully the purposes of this Agreement. To the extent required by Applicable Law, each of the parties hereto shall promptly (and in no event later than fifteen (15) Business Days following the date that this Agreement is executed or on such other date as mutually agreed by the Company and Parent) make and not withdraw (without the Company’s consent) its respective filings under the HSR Act, and thereafter make any other applications and filings as reasonably determined by the Company and Parent under other applicable Antitrust Laws with respect to the transactions contemplated hereby as promptly as practicable, but in no event later than as required by Law. Parent shall pay all filing fees and other charges for the filings required under any Antitrust Law by the Company and Parent.

(b)    Parent and Acquisition Sub agree to take (and to cause their Affiliates to take) promptly any and all steps necessary to avoid or eliminate each and every impediment and obtain all Consents under any Antitrust Laws that may be required by any foreign or United States federal, state or local Governmental Authority, in each case with competent jurisdiction, so as to enable the parties to consummate the transactions contemplated hereby as promptly as practicable, including committing to or effecting, by consent decree, hold separate orders, trust, or otherwise, the sale or disposition of such assets or businesses as are required to be divested in order to avoid the entry of, or to effect the dissolution of or vacate or lift, any Order, that would otherwise have the effect of preventing or materially delaying the consummation of the transactions contemplated hereby; provided, however, that Parent and Acquisition Sub shall not be required to take any actions that would result in either a Parent Material Adverse Effect or Company Material Adverse Effect.

(c)    In connection with and without limiting the efforts referenced in this Section 6.4, the Company, Parent and Acquisition Sub will, and will cause the Company Investment Adviser and the Parent External Adviser, as applicable, to, furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any investigation or other inquiry from a Governmental Authority or in connection with any Proceeding initiated by a private party, including immediately informing the other party of such inquiry, consulting in advance before making any presentations or submissions to a Governmental Authority, or in connection with any Proceeding initiated by a private party, to any other Person, and supplying each other with copies of all material correspondence, filings or communications between either party and any Governmental Authority, or in connection with any Proceeding initiated by a private party, between either party and any other Person with respect to this Agreement. In addition, each of the parties hereto will give reasonable notice to and consult with the other in advance of any meeting or conference with any Governmental Authority, or in connection with any Proceeding by a private party, with any other Person, and to the extent permitted by the Governmental Authority or other Person, give the other the opportunity to attend and participate in such meeting or conference.

(d)    Debt Financing.

(i)    From the date of this Agreement until the Closing, subject to Section 6.4(d)(ii), the Company shall, and shall cause its Representatives to, at the Parent’s expense, use reasonable best efforts to provide customary cooperation reasonably requested by Parent in connection with obtaining debt financing in connection with the consummation of the Mergers (collectively, the “Debt Financing”), including the following (it being understood and agreed that in no event shall any party be required to take any action in respect of the following to the extent that doing so would be commercially unreasonable):

(1)    assisting with the preparation of customary materials for rating agency presentations, offering documents, bank information memoranda (including the delivery of customary representation letters) and similar documents reasonably required by Parent in connection with the Debt Financing;

(2)    assisting with the preparation of any customary pledge and security documents, definitive financing documents, closing certificates or other similar documents as may be reasonably requested by Parent to be effective only at the Closing and only to the extent required by the Debt Financing;

(3)    facilitating the pledging of collateral and the delivery of insurance certificates to the extent required by the Debt Financing;

(4)    subject to receipt by the Company of a Joinder to the Confidentiality Agreement in the form prescribed therein, (i) to the extent requested in writing no less than ten (10) Business Days prior to the Closing Date, furnishing to the potential debt financing sources for the Debt Financing (the “Financing Sources”) identified by Parent, as promptly as practicable, any “know your customer” information required by regulatory authorities and requested by the Financing Sources or (ii) such financial and other pertinent information available to the Company regarding the Company as may be reasonably requested by Parent solely to the extent required to consummate the Debt Financing;

(5)    requesting its independent accountants to cooperate with and assist in preparing customary and appropriate information packages and offering materials (including customary comfort letters) to the extent required in connection with the marketing of the Debt Financing;

(6)    making available appropriate senior officers to participate with senior officers of Parent, on reasonable advance notice, to participate in a reasonable number of customary meetings (including road shows) with prospective lenders and investors and road shows at mutually agreeable dates and times;

(7)    permitting appropriate officers, who will continue in such positions or in similar positions after the Closing, to execute documents in accordance with this Section 6.4(d) required in connection with the consummation of the Debt Financing, subject to the occurrence of the Closing;

(8)    taking all necessary corporate or entity actions, which shall be conditioned on the occurrence of the Closing, reasonably requested by Parent to permit any of the actions contemplated by this Section 6.4(d) required in connection with the consummation of the Debt Financing and to permit the proceeds thereof to be made available to Parent at the Closing;

(9)    delivering customary authorization and representation letters (including regarding the absence of material non-public information); and

(10)    furnishing information, financial statements and financial data of the type and form customarily included in an offering memorandum with respect to a private placement pursuant to Rule 144A promulgated under the Securities Act for financings similar to the Debt Financing, subject to exceptions customary for such financings, and information relating to the Company and its Subsidiaries, as Parent may reasonably request, customary for use in information documents with respect to the placement, arrangement or syndication of loans (except that in no event shall the information described in this clause (10) be deemed to include or shall the Company otherwise be required to provide: (A) pro forma financial statements or pro forma adjustments related to the Debt Financing or the Transactions, (B) any description of all or any component of the Debt Financing, including any such description to be included in liquidity and capital resources disclosure or any “description of notes”, (C) projections, risk factors or other forward-looking statements relating to all or any component of the Debt Financing, (D) subsidiary financial statements or any other information of the type required by Rule 3-09, Rule 3-10 or Rule 3-16 of Regulation S-X or (E) Compensation Disclosure and Analysis and other information required by Item 402(b) of Regulation S-K).

(ii)    Nothing in this Section 6.4(d) requires the Company, its Subsidiaries and their respective Affiliates to:

(1)    provide any assistance to the extent it would interfere with or disrupt the ongoing business or operations of the Company, its Subsidiaries and their respective Affiliates or cause any condition to the Closing set forth in Article VII to not be satisfied or to otherwise cause a breach of, or require any waiver or amendment of, this Agreement or require any of them to take any actions that could reasonably be expected to violate, in the opinion of the Company, applicable Law;

(2)    encumber any of the assets of the Company, its Subsidiaries and their respective Affiliates prior to the Closing;

(3)    pay any commitment or other fee, expenses or other costs or make any other payment or incur any liability in connection with the Debt Financing prior to the Closing Date;

(4)    take any action that would result in a breach of any Contract, result in a violation of Law or result in a violation of organizational documents of the Company, its Subsidiaries and their respective Affiliates or impose any liability on the Company, its Subsidiaries and their respective Affiliates;

(5)    authorize, execute or deliver any definitive documentation or certificates in connection with the Debt Financing that would be effective prior to the Closing Date or that are not conditioned upon Closing;

(6)    be responsible for the preparation of any pro forma financial information; or

(7)    provide any legal opinion.

Neither the Company nor its Subsidiaries nor their respective Affiliates, nor any of their respective directors or officers, are required to take any action in the capacity as a member of the board of directors of the Company, its Subsidiaries and their respective Affiliates to authorize or approve the Debt Financing.

(iii)    Parent will, promptly upon request by the Company, reimburse the Company for all out-of-pocket costs and expenses incurred by the Company, its Subsidiaries and their respective Affiliates, and their respective Representatives, in connection with their respective obligations pursuant to this Section 6.4(d). Parent acknowledges and agrees that none of the Company, its Subsidiaries and their respective Affiliates shall, prior to the Closing, incur any liability to any Person under any Debt Financing and that Parent will indemnify and hold harmless the Company, its Subsidiaries and their respective Affiliates, and their respective Representatives, from and against any and all losses, damages, liabilities, claims, costs, expenses, judgments, penalties and fines suffered or incurred by any of them arising in whole or in part in connection with such cooperation, the Debt Financing and any information utilized in connection therewith, other than incurred as a result of such parties’ gross negligence, willful misconduct or intentional fraud. The obligations of Parent in this Section 6.4(d) shall survive the termination of this Agreement.

(e)    Prior to or concurrently with disclosure of this Agreement, (i) the Company shall file the Company 10-Q with the SEC and (ii) Parent shall file the Parent 10-Q with the SEC.

Section 6.5    Access to Information; Confidentiality.

(a)    Upon reasonable notice, the Company shall (and shall cause each of the Company’s Subsidiaries to, and shall use reasonable best efforts to cause the Company Investment Adviser to) afford reasonable access to Parent’s and Parent External Adviser’s Representatives, in a manner not disruptive to the operations of the business of the Company and its Subsidiaries, during normal business hours and upon reasonable notice throughout the period prior to the Effective Time (or until the earlier termination of this Agreement), to the senior officers, advisors, properties, books and records of the Company and its Subsidiaries and, during such period, shall (and shall cause each of its Subsidiaries to) furnish promptly to such Representatives all information concerning the business, properties and personnel of the Company and its Subsidiaries, and to provide copies thereof, as may reasonably be requested; provided, however, that nothing herein shall require the Company, any of the Company’s Subsidiaries or the Company Investment Adviser to disclose any information to Parent, the Parent External Adviser or Acquisition Sub if such disclosure would, in the reasonable judgment of the Company, (i) cause significant competitive harm to the Company, the Company Investment Adviser or the Company’s Subsidiaries if the transactions contemplated hereby are not consummated, (ii) violate Applicable Law or the provisions of any Contract to which the Company, the Company Investment Adviser or any of the Company’s Subsidiaries is a party or (iii) jeopardize any attorney-client, attorney work product or any other legal privilege. No investigation or access permitted pursuant to this Section 6.5(a) shall affect or be deemed to modify any representation or warranty made by the Company hereunder. Parent and the Parent External Adviser agree that it and they will not, and will cause its and their Representatives not to, use any information obtained pursuant to this Section 6.5(a) for any competitive or other purpose unrelated to the consummation of the transactions contemplated hereby. The Confidentiality Agreement shall apply with respect to information furnished by the Company, the Company Investment Adviser, the Company’s Subsidiaries and the Company’s officers, employees and other Representatives hereunder.

(b)    Upon reasonable notice, Parent shall (and shall cause each of its Subsidiaries and Acquisition Sub to) afford reasonable access to the Company’s Representatives, in a manner not disruptive to the operations of the business of Parent and its Subsidiaries, during normal business hours and upon reasonable notice throughout the period prior to the Effective Time (or until the earlier termination of this Agreement), to the senior officers, advisors, properties, books and records of Parent and its Subsidiaries and, during such period, shall (and shall cause each of its Subsidiaries (including Acquisition Sub) to) furnish promptly to such Representatives all information concerning the business, properties and personnel of Parent and its Subsidiaries (including Acquisition Sub), and to provide copies thereof, as may reasonably be requested; provided, however, that nothing herein shall require Parent or any of its Subsidiaries (including Acquisition Sub) to disclose any information to the Company if such disclosure would, in the reasonable judgment of Parent, (i) cause significant competitive harm to Parent or its Subsidiaries (including Acquisition Sub) if the transactions contemplated hereby are not consummated, (ii) violate Applicable Law or the provisions of any Contract to which Parent or any of its Subsidiaries (including Acquisition Sub) is a party or (iii) jeopardize any attorney-client, attorney work product or any or other legal privilege. No investigation or access permitted pursuant to this Section 6.5(b) shall affect or be deemed to modify any representation or warranty made by Parent or Acquisition Sub hereunder. The Company agrees that it will not, and will cause its Representatives not to, use any information obtained pursuant to this Section 6.5(b) for any competitive or other purpose unrelated to the consummation of the transactions contemplated hereby. The Confidentiality Agreement shall apply with respect to information furnished by Parent, the Parent External Adviser, its Subsidiaries, Acquisition Sub and Parent’s officers, employees and other Representatives hereunder.

Section 6.6    No Solicitation.

(a)    Subject to Section 6.6(c), the Company shall, and shall cause its Subsidiaries, the Company Investment Adviser and the Company’s controlled Representatives, and shall instruct and use commercially reasonable efforts to cause its non-controlled Representatives, to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any Third Party relating to any Competing Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal (an “Inquiry”). Until the Effective Time (or, if earlier, the termination of this Agreement), the Company shall, as promptly as reasonably practicable, and in any event within two (2) Business Days of receipt by it or any of its Representatives of any Competing Proposal or any Inquiry, deliver to Parent a written notice setting forth: (A) the identity of the Third Party making such Competing Proposal or Inquiry and (B) if applicable, the material terms and conditions of any such Competing Proposal and a copy of any written Competing Proposal. The Company shall keep Parent reasonably informed of any material amendment or modification of any such Competing Proposal on a prompt basis, and in any event within two (2) Business Days thereafter.

(b)    Except as otherwise provided in this Agreement (including Section 6.6(c)), until the Effective Time or, if earlier, the termination of this Agreement in accordance with its terms, the Company shall not, and shall cause its Subsidiaries, the Company Investment Adviser and the Company’s controlled Representatives, and shall instruct and use its commercially reasonable efforts to cause its non-controlled Representatives, not to, (i) initiate, solicit or knowingly encourage the making of any Competing Proposal or (ii) engage in negotiations or substantive discussions with (it being understood that the Company may inform Persons of the provisions contained in this Section 6.6), or furnish any nonpublic information to, or enter into any agreement, arrangement or understanding with, any Third Party relating to a Competing Proposal or any Inquiry; provided that notwithstanding the foregoing, the Company shall be permitted to grant a waiver of or terminate any “standstill” or similar obligation of any Third Party with respect to the Company or any of its Subsidiaries solely for the purpose of allowing such Third Party to submit a Competing Proposal.

(c)    Notwithstanding anything to the contrary in this Agreement, at any time prior to the date that the Company Stockholder Approval is obtained, in the event that the Company (or its Representatives on the Company’s behalf) receives an Inquiry or Competing Proposal from any Third Party, (i) the Company and its Representatives may contact such Third Party solely to clarify any ambiguous terms and conditions thereof (without the Company Board being required to make the determination in clause (ii) of this Section 6.6(c)) and (ii) the Company and the Company Board and its Representatives may engage or participate in negotiations or substantive discussions with, or furnish any information and other access to, any Third Party making such Competing Proposal and its Representatives, Affiliates and prospective debt and equity financing sources if the Company Board determines in good faith (after consultation with its financial advisors and outside legal counsel) that such Inquiry or Competing Proposal (A) either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal and (B) that failure to consider such Inquiry or Competing Proposal would reasonably be expected to be inconsistent with the Company directors’ duties under Applicable Law; provided that (x) such Competing Proposal did not result from any material breach of any of the provisions set forth in this Section 6.6, (y) prior to furnishing any non-public information concerning the Company and its Subsidiaries the Company receives from such Person, to the extent such Person is not already subject to a confidentiality agreement with the Company, a confidentiality agreement containing confidentiality terms that are not less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (unless the Company and Parent agree to amend the Confidentiality Agreement to reflect such more favorable terms) (it being understood and agreed that such confidentiality agreement need not restrict the making of Competing Proposals (and related communications) to the Company or the Company Board) (an “Acceptable Confidentiality Agreement”), and (z) the Company shall (subject to the terms of any confidentiality agreement existing prior to the date hereof) promptly (and in any event within twenty-four (24) hours) provide or make available to Parent any written non-public information concerning it or its Subsidiaries that it provides to any Third Party given such access that was not previously made available to Parent or its Representatives. It is understood and agreed that any contacts, disclosures, discussions or negotiations permitted under this Section 6.6, including any public announcement that the Company or the Company Board has made any determination required under this Section 6.6(c) to take or engage in any such actions where the Company Board expressly publicly reaffirms the Company Recommendation in connection with such public disclosure shall not constitute a Notice of Adverse Recommendation or otherwise constitute a basis for Parent to terminate this Agreement pursuant to Section 8.1;

(d)    Except as otherwise provided in this Agreement, (i) the Company Board shall not effect a Company Adverse Recommendation Change and (ii) the Company Board shall not approve or recommend, or allow the Company or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding or definitive merger or similar agreement with respect to any Competing Proposal (other than an Acceptable Confidentiality Agreement). Notwithstanding anything in this Agreement to the contrary, at any time prior to the receipt of the Company Stockholder Approval, the Company Board may (x) effect a Company

Adverse Recommendation Change if, upon the occurrence of an Intervening Event, the Company Board determines in good faith, after consultation with its outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with the Company directors’ duties under Applicable Law or (y) if the Company has received a Competing Proposal that the Company Board has determined in good faith, after consultation with its financial advisor and outside legal counsel, constitutes a Superior Proposal, authorize, adopt or approve such Superior Proposal and cause or permit the Company to enter into a definitive agreement with respect to such Superior Proposal (an “Alternative Acquisition Agreement”) concurrently with the termination of this Agreement in accordance with Section 8.1(c)(ii), and, provided that, in the case of either clause (x) or (y):

(i)    the Company shall have provided prior written notice to Parent, at least three (3) Business Days in advance, that it intends to effect a Company Adverse Recommendation Change (a “Notice of Adverse Recommendation”) and/or terminate this Agreement pursuant to Section 8.1(c)(ii) (a “Notice of Superior Proposal”), which notice shall specify in reasonable detail the basis for the Company Adverse Recommendation Change and/or termination and (A) in the case of a Superior Proposal, the identity of the Person or group of Persons making such Superior Proposal accompanied by a copy of the written Competing Proposal and any related transaction or financing documents, or (B) in the case of an Intervening Event, reasonable detail regarding the Intervening Event;

(ii)    after providing such notice and prior to effecting such Company Adverse Recommendation Change and/or terminating this Agreement pursuant to Section 8.1(c)(ii), the Company shall have negotiated, and shall have caused its Representatives to be available to negotiate, with Parent and Acquisition Sub in good faith (to the extent Parent and Acquisition Sub desire to negotiate) during such three (3) Business Day period to make such adjustments to the terms and conditions of this Agreement as would obviate the need for the Company to effect the Company Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 8.1(c)(ii); and

(iii)    following the end of such three (3) Business Day period, the Company Board shall have determined in good faith, after consultation with its outside legal counsel and, with respect to clause (A) below, its financial advisor, taking into account any changes to this Agreement proposed in writing by Parent in response to the Notice of Adverse Recommendation and/or Notice of Superior Proposal, that (A) the Superior Proposal giving rise to the Notice of Superior Proposal continues to be a Superior Proposal or (B) in the case of an Intervening Event, the failure of the Company Board to effect a Company Adverse Recommendation Change would continue to reasonably be expected to be inconsistent with the Company directors’ duties under Applicable Law; provided, that any amendment, supplement or modification of any Competing Proposal shall be deemed a new Competing Proposal and the Company may not enter into any such Competing Proposal pursuant to this Section 6.6(d) or effect a Company Adverse Recommendation Change pursuant to this Section 6.6(d) unless the Company has complied with the requirements of this Section 6.6(d) with respect to such new Competing Proposal, including sending an additional Notice of Superior Proposal and/or Notice of Adverse Recommendation.

(e)    Nothing contained in this Section 6.6 or elsewhere in this Agreement shall be deemed to prohibit the Company or the Company Board or any committee thereof from (i) complying with its required disclosure obligations under Applicable Law or applicable NASDAQ rules and regulations regarding a Competing Proposal, including taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) under the Exchange Act or (ii) making any “stop-look-and-listen” communication to stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act; provided, however, that (x) except as provided in the next sentence, any disclosure made as permitted under clause (i) of this Section 6.6(e) (other than any “stop-look-and-listen” or similar communication) that relates to a Competing Proposal shall be deemed to be a Company Adverse Recommendation Change unless the Company Board expressly publicly reaffirms the Company Recommendation in connection with such disclosure, and (y) neither the Company nor the Company Board (nor any committee thereof) shall be permitted to recommend any Competing Proposal or otherwise effect a Company Adverse Recommendation Change with respect thereto, except as permitted by Section 6.6.

(f)    For purposes of this Agreement:

(i)    “Competing Proposal” shall mean any proposal or offer from any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons (other than Parent, Acquisition Sub or any Affiliate thereof) (A) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving the Company or any of its Subsidiaries pursuant to which, in one transaction or a series of transactions, any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons would hold securities representing more than 20% of the total outstanding voting power of the Company after giving effect to the consummation of such transaction, or (B) relating to any direct or indirect acquisition (including by way of merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction), in one transaction or a series of transactions, of (1) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, twenty percent (20%) or more of the total assets, net revenue or net income of the Company and such its Subsidiaries, taken as a whole, or (2) twenty percent (20%) or more of the outstanding shares of capital stock of, or other equity or voting interests in, the Company or in any of its Subsidiaries, in each case other than the Mergers.

(ii)    “Superior Proposal” shall mean a bona fide written Competing Proposal (with all percentages in the definition of Competing Proposal increased to fifty percent (50%)) made by a Third Party on terms that the Company Board determines in good faith, after consultation with its financial and outside legal advisors, is reasonably likely to be consummated in accordance with its terms, considering all legal, regulatory and financial aspects of the proposal (including certainty of closing) and such other factors as the Company Board considers to be appropriate, and if consummated, would be more favorable, from a financial point of view, to the Company’s stockholders than the transactions contemplated hereby (including any revisions to the terms of this Agreement committed to by Parent to the Company in writing in response to such Competing Proposal made to the Company under the provisions of Section  6.6(d)(i)).

Section 6.7    Directors’ and Officers’ Indemnification and Insurance.

(a)    Parent and Acquisition Sub agree that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matters arising in connection with the transactions contemplated hereby), now existing in favor of the current or former directors, officers, managers, or employees, as the case may be, of the Company, its Subsidiaries or the Company Investment Adviser (to extent related to the management of the Company) (collectively, the “D&O Indemnified Parties”) as provided in their respective organizational documents as in effect on the date of this Agreement or in any Contract as in effect on the date of this Agreement shall survive the Mergers and shall continue in full force and effect in accordance with their terms. Parent shall indemnify, defend and hold harmless, and advance expenses to the D&O Indemnified Parties with respect to all acts or omissions by them in their capacities as such at any time prior to the Effective Time (including any matters arising in connection with this Agreement or the transactions contemplated hereby), to the fullest extent that the Company or its Subsidiaries would be permitted by Applicable Law and to the fullest extent required by the organizational documents of the Company or its Subsidiaries as in effect on the date of this Agreement; provided, however, that all rights to indemnification in respect of any action pending or asserted or any claim made within such period shall continue until the disposition of such action or resolution of such claim. To the maximum extent permitted by the Laws of the State of Delaware, for a period of six years following the Effective Time, Parent shall cause its and the Surviving Corporation’s articles of incorporation, bylaws or other organizational documents to contain provisions with respect to indemnification, advancement of expenses and limitation of director, officer and employee liability that are no less favorable to the D&O Indemnified Parties than those set forth in the Company’s and its Subsidiaries’ organizational documents as of the date of this Agreement, which provisions thereafter shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of the D&O Indemnified Parties.

(b)    Without limiting the provisions of Section 6.7(a), to the fullest extent that the Company and Parent would be permitted by Applicable Law to do so, Parent shall: (i) indemnify and hold harmless each D&O Indemnified Party against and from any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, Proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, Proceeding or investigation arises out of or pertains to: (A) any alleged action or omission in such D&O Indemnified Party’s capacity as a director, officer or employee of the Company or any of its Subsidiaries prior to the Effective Time; (B) any alleged action or omission in such D&O Indemnified Party’s capacity as a director, officer or employee of the Company Investment Adviser solely as it relates to services to, or actions taken on behalf of, the Company or any of its Subsidiaries prior to the Effective Time; or (C) this Agreement or the transactions contemplated hereby; and (ii) pay in advance of the final disposition of any such claim, Proceeding or investigation the expenses (including attorneys’ fees) of any D&O Indemnified Party upon receipt of an undertaking by or on behalf of such D&O Indemnified Party to repay such amount if it shall ultimately be determined that such D&O Indemnified Party is not entitled to be indemnified by Applicable Law. Any determination required to be made with respect to whether the conduct of any D&O Indemnified Party complies or complied with any applicable standard shall be made by independent legal counsel selected by the D&O Indemnified Party, which counsel shall be reasonably acceptable to Parent, and the fees of such counsel shall be paid by Parent. Notwithstanding anything to the contrary contained in this Section 6.7(b) or elsewhere in this Agreement, Parent shall not settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, Proceeding or investigation, unless either (x) such settlement, compromise, consent or termination includes an unconditional release of all of the D&O Indemnified Parties covered by the claim, Proceeding or investigation from all liability arising out of such claim, Proceeding or investigation or (y) the D&O Indemnified Parties covered by the claim, Proceeding or investigation provide their prior written consent to such settlement, compromise, consent or termination.

(c)    Parent shall, and shall cause its Subsidiaries to purchase and maintain in full force and effect a six (6) year “tail” policy, on terms and conditions no less advantageous to the D&O Indemnified Parties than the existing directors’ and officers’ liability insurance and fiduciary insurance maintained by the Company as of the date of this Agreement, covering claims arising from facts, events, acts or omissions that occurred at or prior to the Effective Time, including the transactions contemplated hereby (provided that Parent shall not be required to pay a total premium for such “tail” policy in excess of two hundred fifty percent (250%) of the annual premium currently paid by the Company for such insurance, but in such case shall purchase as much of such coverage as possible for such amount). Parent shall not, and shall not permit its Subsidiaries to, take any action that would prejudice the rights of, or otherwise impede recovery by, the beneficiaries of any such insurance, whether in respect of claims arising before or after the Effective Time.

(d)    The D&O Indemnified Parties to whom this Section 6.7 applies shall be third-party beneficiaries of this Section 6.7. The provisions of this Section 6.7 are intended to be for the benefit of each D&O Indemnified Party and his or her successors, heirs or representatives. Parent shall pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any D&O Indemnified Party in enforcing its indemnity and other rights under this Section 6.7. Notwithstanding any other provision of this Agreement, this Section 6.7 shall survive the consummation of the Mergers indefinitely and shall be binding on all successors and assigns of Parent and the Surviving Corporation, and shall be enforceable by the D&O Indemnified Parties and their successors, heirs or representatives.

Section 6.8    Notification of Certain Matters. Subject to Applicable Law, the Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (a) any notice or other communication received by such party from any Governmental Authority in connection with this Agreement, the Mergers or the transactions contemplated hereby, or from any Person alleging that the consent of such Person is or may be required in connection with the Mergers or the transactions contemplated hereby, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company, the Surviving Corporation or Parent, and (b) any claims, investigations or Proceedings commenced or, to such party’s Knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries which relate to this Agreement, the Mergers or the transactions contemplated hereby.

Section 6.9    Public Announcements. Except as otherwise contemplated by Section 6.6 (and, for the avoidance of doubt, nothing herein shall limit the rights of the Company or the Company Board under Section 6.6), prior to any Company Adverse Recommendation Change, the Company, Parent and Acquisition Sub shall consult with each other before issuing any press release or public announcement with respect to this Agreement or the transactions contemplated hereby, and none of the parties or their Affiliates shall issue any such press release or public announcement prior to obtaining the other parties’ consent (which consent shall not be unreasonably withheld or delayed), except that no such consent shall be necessary to the extent disclosure may be required by Law, Order or applicable stock exchange rule or any listing agreement of any party hereto so long as the disclosing party gives notice to and consults with the other party prior to making such disclosure to the extent reasonably practicable. The Company may communicate to its employees, Portfolio Companies, customers, suppliers and consultants (i) in a manner consistent with a communications plan previously agreed to by Parent and the Company or (ii) after consultation with Parent and consideration of any views and comments of Parent.

Section 6.10    Acquisition Sub. Parent will take all actions necessary to (a) cause Acquisition Sub to perform its obligations under this Agreement and to consummate the First Merger on the terms and conditions set forth in this Agreement and (b) ensure that, prior to the Effective Time, Acquisition Sub shall not conduct any business, or incur or guarantee any indebtedness or make any investments, other than as specifically contemplated by this Agreement.

Section 6.11    No Control of the Other Party’s Business.

(a)    Nothing contained in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the operations of the Company or its Subsidiaries prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.

(b)    Nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct the operations of Parent or its Subsidiaries prior to the Effective Time. Prior to the Effective Time, Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.

Section 6.12    Rule  16b-3 Matters. Prior to the Effective Time, Parent and the Company shall take all such steps as may be required to cause any dispositions or deemed dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) or acquisitions or deemed acquisitions of Parent Common Stock (including derivative securities with respect to Parent Common Stock) resulting from the transactions contemplated hereby by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or will become subject to such reporting requirements with respect to Parent, to be exempt under Rule  16b-3 under the Exchange Act, to the extent permitted by Applicable Law.

Section 6.13     Repayment of Existing Credit Facility. At least three (3) Business Days prior to the Closing Date, the Company shall deliver to Parent a draft copy of a customary payoff letter (subject to delivery of funds as arranged by Parent) from the “Administrative Agent” (as defined in the Existing Credit Facility) under the Existing Credit Facility (the “Payoff Letter”), and, on or prior to the Closing Date, the Company shall deliver to

Parent an executed copy of the Payoff Letter to be effective upon the Closing. The Company shall, and shall cause its Subsidiaries to, deliver all the documents required for the termination of commitments under the Existing Credit Facility, subject to the occurrence of the Closing and the repayment in full of all obligations then outstanding thereunder (using funds arranged by Parent).

Section 6.14    Repayment or Assumption of Existing Notes. Effective as of the Closing, Parent shall, and shall cause the Surviving Corporation to, take all such steps as may be necessary to either (a) pay or cause to be paid, or to provide for satisfaction and discharge with respect to a series of Existing Notes or to provide adequate security (in the form of funds deposited with the trustee, as required under the Existing Notes Indenture for discharge or defeasance of the indebtedness under the Existing Notes) for the repayment of the full amount of principal and accrued interest, and any and all of the fees payable under the Existing Notes upon consummation of the Closing, and shall deliver evidence satisfactory to the Company of repayment and cancellation, satisfaction and discharge or adequate security (in the form of funds deposited into an escrow account with the trustee, as required under the Existing Notes Indenture) with respect to repayment, of such notes, or (b) expressly assume, by an indenture supplemental to the Existing Notes Indenture, executed and delivered to the trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all Existing Notes and the performance of every covenant of the Existing Notes Indenture on the part of the Company to be performed or observed. If requested by Parent in writing at least (10) Business Days prior to the Effective Time, the Company shall, in accordance with the applicable redemption provisions of the Existing Notes and the Existing Company Notes Indenture, substantially simultaneous with, but in no event prior to, the Effective Time issue a notice of redemption for all of the outstanding aggregate principal amount of Existing Notes (other than the Existing Notes issued pursuant to the Eighth Supplemental Indenture to the Existing Notes Indenture), pursuant to the provisions of the Existing Notes Indenture. The Company shall use reasonable best efforts to, and to cause its Representatives to, provide all cooperation reasonably requested by Parent in connection with the redemption of the Existing Notes, the satisfaction and discharge of the Existing Notes and Existing Notes Indenture and/or the assumption of the Existing Notes and entry into an indenture supplemental, including preparation, execution and delivery of any reasonably requested or required officers’ certificates and opinions of counsel.

Section 6.15    Certain Tax Matters.

(a)    For United States federal income Tax purposes, (i) the parties intend that the Mergers, taken together, constitute an integrated plan of the type contemplated in IRS Revenue Ruling 2001-46 and will qualify as a “reorganization” within the meaning of Section 368(a) of the Code (the “Intended Tax Treatment”), (ii) this Agreement is intended to be, and is hereby adopted as, a “plan of reorganization” for purposes of Section 354 and 361 of the Code and Treasury Regulations Section 1.368-2(g) and 1.368-3(a), to which the Company, Parent and Acquisition Sub are parties under Section 368(b) of the Code, and (iii) the parties intend that the Parent External Adviser Cash Consideration shall be treated as the receipt of cash consideration in connection with the Mergers and in exchange for Company Common Stock.

(b)    Each of the Company, Parent, and Acquisition Sub shall use its reasonable best efforts to cause the Mergers to qualify for the Intended Tax Treatment, including by not taking any action that such party knows is reasonably likely to prevent such qualification. Each of the Company, Parent, and Acquisition Sub shall report the Mergers and the other transactions contemplated hereby in a manner consistent with the Intended Tax Treatment.

(c)    Each of the Company and Parent shall use its reasonable best efforts to obtain the Tax opinion described in Section 7.3(d), including making representations and covenants requested by Tax counsel in order to render such Tax opinion. Prior to the Effective Time (or at such other times as requested by counsel), each of Parent and the Company shall execute and deliver to Tax counsel, tax representation letters reasonably requested by Tax counsel to enable the issuance of the Tax opinion described in Section 7.3(d). Each of the Company, Parent, the Parent External Adviser and Acquisition Sub shall use its reasonable best efforts not to take or cause to be taken any action that would cause to be untrue (or fail to take or cause not to be taken any action which inaction would cause to be untrue) any of the representations and covenants made to Tax counsel in furtherance of such Tax opinion.

(d)    During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, (i) Parent shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, without the prior written consent of Company take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause Parent to fail to qualify as a RIC, and (ii) the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, without the prior written consent of Parent, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify as a RIC.

Section 6.16    Stock Exchange Listing. Parent shall use its reasonable best efforts (with the Company’s reasonable cooperation) to cause the shares of Parent Common Stock to be issued in connection with the First Merger to be approved for listing on NASDAQ, subject to official notice of issuance, at or prior to the Effective Time.

Section 6.17    Takeover Statutes and Provisions. None of the Company, Parent or Acquisition Sub will take any action that would cause the First Merger and related transactions to be subject to requirements imposed by any Takeover Statutes. Each of the Company and Parent shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the First Merger from, or if necessary challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.

Section 6.18    Stockholder Litigation. The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by the Company’s stockholders or Parent’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the transactions contemplated hereby. Each of Parent and the Company (a) shall provide the other party with prompt written notice of any such Proceeding brought by its stockholders and shall keep the other party reasonably informed of any material developments in connection therewith and (b) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

Section 6.19    Coordination of Dividends. Parent and the Company shall coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its stockholders, including a Tax Dividend, declared in accordance with this Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur. In the event that a dividend or distribution with respect to the shares of Company Common Stock permitted under the terms of this Agreement has (i) a record date prior to the Effective Time and (ii) has not been paid as of the Effective Time, the holders of shares of Company Common Stock shall be entitled to receive such dividend or distribution after the Effective Time on the appropriate payment date and, in connection therewith, the Company shall deposit such dividend or distribution with the Exchange Agent to be paid to such holders in accordance with Section 2.2 in the same manner as the Cash Consideration. Prior to the Closing Date, if the aggregate amount of all (a) dividends paid by the Company on or prior to the date of this Agreement plus (b) all Quarterly Dividends paid after the date of this Agreement is less than the amount that should be paid as a dividend to distribute to the Company’s stockholders the amounts set forth in (i) through (iv) of the definition of “Tax Dividend” or otherwise necessary for the Company to maintain its qualification as a RIC as reasonably determined by the Company, the Company shall declare a Tax Dividend. For all federal income tax purposes, to the fullest extent permitted by Applicable Law, Parent and the Company shall treat the payments of any Tax Dividend by the Exchange Agent, as agent on behalf of the Company, pursuant to Section 2.2 as a payment of a dividend considered to have been paid by the Company in the Company’s last federal income tax year pursuant to Section 855 of the Code. The amount of any Tax Dividend declared by the Company shall reduce the Parent Cash Consideration by an amount equal to the per share amount of such Tax Dividend; provided, that if the aggregate amount of all such Tax Dividends declared on or after the date hereof exceeds the amount of the Parent Cash Consideration, Parent and the Company shall negotiate in good faith to adjust the Exchange Ratio to account for such Tax Dividends.

Section 6.20    Maryland Reincorporation. No later than one day prior to the First Merger, Parent shall convert to a Maryland corporation in accordance with the MGCL and the DGCL. In connection with the Parent Maryland Reincorporation, the Articles of Incorporation to be filed by Parent shall be identical to those set forth in Exhibit A hereto and shall remain in effect until thereafter amended in accordance with Applicable Law and the applicable provisions of such Articles of Incorporation (subject to Section 6.7). The Parent Maryland Reincorporation is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code.

Section 6.21    Stock Repurchase Program. Parent shall implement a stock repurchase program (the “Repurchase Program”) for a period of twelve months following the Effective Time pursuant to Rule 10b5-1 under the Exchange Act (provided that the earliest the Repurchase Program shall be required to commence is four weeks after the date that the Parent Common Stock has commenced trading on NASDAQ) to repurchase in open market transactions, subject to compliance by Parent with any of its liquidity, covenant, leverage and regulatory requirements and the approval and continuation of such program by the Parent Board in light of its duties under Applicable Law, shares of Parent Common Stock in an aggregate amount of up to $20,000,000 (subject to the adjustment described in the immediately following proviso, the “Maximum Repurchase Amount”) at market prices at any time the shares of Parent Common Stock trade below ninety percent (90%) of Parent’s then-most recently disclosed net asset value; provided that the Maximum Repurchase Amount shall be $20,000,000 less the amounts purchased under any similar 10b5-1 plan that is entered into by Affiliates of Parent or Parent External Adviser with respect to Parent Common Stock at a price equal to or higher than the price contemplated by the Repurchase Program.

Section 6.22    Parent’s Financing Activities.

(a)    Parent shall, and shall cause its Subsidiaries to, use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the Debt Financing on the terms and subject only to the conditions (including the market flex provisions) set forth in the Debt Commitment Letter delivered to the Company on or prior to the date of this Agreement, including using reasonable best efforts to (i) maintain in effect and comply with the Debt Commitment Letter, (ii) negotiate and enter into definitive agreements with respect to the Debt Financing on the terms (including any market flex provisions) and subject only to the conditions contained in the Debt Commitment Letter, so that such agreements are in effect as promptly as practicable but in any event no later than the Closing Date, (iii) ensure the accuracy of all representations and warranties of Parent, Acquisition Sub and their respective Subsidiaries set forth in the Debt Commitment Letter and definitive agreements with respect to the Debt Financing, (iv) comply with the covenants and agreements of Parent, Acquisition Sub and their respective Subsidiaries set forth in the Debt Commitment Letter and the definitive agreements with respect to the Debt Financing, (v) satisfy or obtain a waiver of, and cause Acquisition Sub and its other Subsidiaries to satisfy or obtain a waiver of, on a timely basis all terms and conditions set forth in the Debt Commitment Letter and the definitive agreements relating to the Debt Financing applicable to Parent, Acquisition Sub and their respective Subsidiaries, (vi) upon satisfaction or waiver of such conditions and the other conditions set forth in Section 7.1 and Section 7.2 (other than those conditions that by their nature cannot be satisfied until the Closing) consummate the Debt Financing at or prior to the Closing (and in any event prior to the Termination Date), (vii) pay, or cause to be paid, any and all commitment fees or other fees required by the Debt Commitment Letter to be paid on or before the Closing and (viii) enforce its rights under the Debt Commitment Letter and the definitive agreements relating to the Debt Financing. Parent will provide to the Company copies of all documents relating to the Debt Financing and keep the Company informed of material developments in respect of the financing process relating thereto on a current basis, including providing the Company with prompt written notice (and, in any event, within twenty-four (24) hours) after the occurrence of any of the following: (i) of any termination of (A) the Debt Commitment Letter, (B) any definitive agreement relating to the Debt Financing or (C) any definitive agreement relating to a portion of the Debt Financing (ii) any actual or threatened material breach, default, termination or repudiation of any provision of the Debt Commitment Letter or the definitive agreement by any party thereto or any event or circumstance that makes a condition precedent to the Debt Financing unable or unlikely to be satisfied, in each case, of which Parent becomes aware or any termination of the Debt Commitment Letter, (iii) if at any time for any reason Parent believes in good faith that it will not be able to obtain all or any portion of the Debt Financing on the terms and conditions, in the manner or from the sources contemplated by the Debt Commitment Letter. Parent will not, nor permit any of its Affiliates to, without the prior written consent of the Company, take any action or enter into any transaction that could reasonably be expected to impair, delay or prevent consummation of all or any portion of the Debt Financing

(b)    Prior to the Closing, Parent will not agree to, or permit, any amendment, modification, joinder, assignment, termination or waiver of the Debt Commitment Letter or the definitive agreements with respect to the Debt Financing without the prior written consent of the Company if such amendment, modification, joinder, termination or waiver (i) imposes additional or new conditions precedent to the availability of the Debt Financing or amends, modifies or expands any of the conditions to the funding of the Debt Financing in a manner that would reasonably be expected to delay or prevent the funding of the Debt Financing on the Closing Date, (ii) adversely impacts the ability of Parent to enforce its rights against the other parties to the Debt Commitment Letter or the definitive agreements with respect thereto or (iii) make it less likely that the Debt Financing would be funded. Parent shall promptly deliver to the Company copies of any amendment, modification, joinder, assignment, supplement or waiver to or under any Debt Commitment Letter or the definitive agreements relating to the Debt Financing entered into in accordance with this Section  6.22(b).

Section 6.23    Investment Advisory Agreement Amendment. Subject to receipt of Parent Stockholder Approval and the consummation of the First Merger, Parent and the Parent External Adviser shall enter into the Parent Investment Advisory Agreement Amendment, effective upon the consummation of the First Merger.

ARTICLE VII

CONDITIONS TO THE MERGERS

Section 7.1    Conditions to the Obligations of Each Party. The respective obligations of each party to consummate the First Merger are subject to the satisfaction or (to the extent permitted by Law) waiver by the Company and Parent at or prior to the Effective Time of the following conditions:

(a)    the Company shall have obtained the Company Stockholder Approval and Parent shall have obtained the Parent Stockholder Approval;

(b)    the issuance of Parent Common Stock in connection with the First Merger and the issuance of shares of Parent Common Stock upon the conversion of any instruments exchangeable therefor or convertible thereto shall have been approved for listing on NASDAQ, subject to official notice of issuance;

(c)    the Form N-14 shall have become effective under the Securities Act and shall not be the subject of any stop order or Proceedings seeking a stop order;

(d)    any applicable waiting period (and any extension thereof) under Antitrust Laws relating to the consummation of the First Merger shall have expired or early termination thereof shall have been granted; and

(e)    no Governmental Authority of competent jurisdiction shall have issued or entered any Order which is then in effect and has the effect of restraining, enjoining or otherwise prohibiting the consummation of the First Merger.

Section 7.2    Conditions to Obligations of Parent and Acquisition Sub to Effect the First Merger. The obligations of Parent and Acquisition Sub to effect the First Merger are subject to the satisfaction or (to the extent permitted by Law) waiver by Parent at or prior to the Effective Time of the following additional conditions:

(a)    each of the representations and warranties of the Company contained in (i) Section 3.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) when made and as of the Closing Date as though made on and as of the Closing Date, (ii) Section 3.1, Section 3.2(b), Section 3.2(c), Section 3.3(a), Section 3.3(b), Section 3.19, Section 3.20 and Section 3.21 (together with Section 3.2(a), the “Company Fundamental Representations”) that (A) are not qualified by Company Material Adverse Effect or other materiality qualifications shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only) and (B) that are qualified by Company Material Adverse Effect or other materiality qualifications will be true and correct in all respects (without disregarding such Company Material Adverse Effect or other materiality qualifications) as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only) and (iii) Article III of this Agreement (other than the Company Fundamental Representations), without giving effect to any materiality or “Company Material Adverse Effect” qualifications therein, shall be true and correct as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except for such failures to be true and correct as would not have a Company Material Adverse Effect;

(b)    the Company shall have performed or complied in all material respects with its obligations required under this Agreement to be performed or complied with on or prior to the Closing Date;

(c)    Parent shall have received a certificate signed by an executive officer of the Company certifying as to the matters set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(d); and

(d)    since the date of this Agreement, there shall not have occurred and be continuing any Company Material Adverse Effect.

Section 7.3    Conditions to Obligation of the Company to Effect the First Merger. The obligation of the Company to effect the First Merger is further subject to the satisfaction or (to the extent permitted by Law) waiver by the Company at or prior to the Effective Time of the following additional conditions:

(a)    each of the representations and warranties of Parent, Acquisition Sub and the Parent External Adviser contained in (i) Section 4.2(a), shall be true and correct in all respects (other than de minimis inaccuracies) when made and as of the Closing Date as though made on and as of the Closing Date, (ii) Section 4.1, Section 4.2(b), Section 4.3(a), Section 4.3(b), Section 4.20, Section 4.22, Section 4.23, Section 5.1 and Section 5.2(a) (together with Section 4.2(a), the “Parent Fundamental Representations”) that (A) are not qualified by Company Material Adverse Effect or other materiality qualifications shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only) and (B) that are qualified by Company Material Adverse Effect or other materiality qualifications will be true and correct in all respects (without disregarding such Company Material Adverse Effect or other materiality qualifications) as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only) and (iii) Article IV and Article V of this Agreement (other than the Parent Fundamental Representations), without giving effect to any materiality, “Parent Material Adverse Effect” or “Adviser Material Adverse Effect” qualifications therein, shall be true and correct as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except for such failures to be true and correct as would not have a Parent Material Adverse Effect or an Adviser Material Adverse Effect, as applicable;

(b)    Parent, Acquisition Sub and the Parent External Adviser shall have performed or complied in all material respects with its obligations required under this Agreement to be performed or complied with on or prior to the Closing Date;

(c)    the Company shall have received a certificate signed by an executive officer of Parent certifying as to the matters set forth in Section 7.3(a), Section 7.3(b), and Section 7.3(e);

(d)    the Company shall have received the written opinion of Dechert LLP, or, if Dechert LLP is unable to deliver such an opinion, the written opinion of Kirkland & Ellis LLP, as of the Closing Date to the effect that the Mergers will qualify for the Intended Tax Treatment. In rendering the opinion described in this Section 7.3(d), the Tax counsel rendering such opinion may require and rely upon (and may incorporate by reference) reasonable and customary representations and covenants, including those contained in certificates of officers of the Company and Parent;

(e)    since the date of this Agreement, there shall not have occurred and be continuing any Parent Material Adverse Effect; and

(f)    the Parent Maryland Reincorporation shall have become effective in accordance with the MGCL and the DGCL.

Section 7.4    Frustration of Closing Conditions. None of Parent, Acquisition Sub or the Company may rely either as a basis for not consummating the First Merger or any of the other transactions contemplated hereby or terminating this Agreement and abandoning the Mergers on the failure of any condition set forth in Article VII to be satisfied if such failure was primarily caused by such party’s failure to perform or comply with any of its obligations under this Agreement.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.1    Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time, whether before or after the Company Stockholder Approval or Parent Stockholder Approval is obtained (except as otherwise expressly noted), as follows:

(a)    by mutual written consent of each of Parent and the Company; or

(b)    by either Parent or the Company, if:

(i)    the First Merger shall not have been consummated on or before 5:00 p.m. (New York time) on March 31, 2020 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to any party if the failure of such party to perform or comply with any of its obligations under this Agreement has been the principal cause of or resulted in the failure of the Closing to have occurred on or before the Termination Date;

(ii)    prior to the Effective Time, any Governmental Authority of competent jurisdiction shall have issued or entered any Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated hereby, and such Order or other action shall have become final and non-appealable; provided, however, that the party seeking to terminate this Agreement pursuant to this Section 8.1(b)(ii) shall have used its reasonable best efforts to remove such Order or other action; and provided, further, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to a party if the issuance of such Order or taking of such action was proximately caused by the failure of such party, and in the case of Parent, including the failure of Acquisition Sub, to perform or comply with any of its obligations under this Agreement; or

(iii)    (A) the Company Stockholders’ Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the Company Stockholder Approval shall not have been obtained at such Company Stockholders’ Meeting (or at any adjournment or postponement thereof) at which a vote on the approval of the First Merger is taken or (B) the Parent Stockholders’ Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the Parent Stockholder Approval shall not have been obtained at such Parent Stockholders’ Meeting (or at any adjournment or postponement thereof) at which a vote on the approval of the Parent Stock Issuance, the Parent Investment Advisory Agreement Amendment and the Parent Maryland Reorganization is taken.

(c)    by the Company if:

(i)    Parent, Acquisition Sub or the Parent External Adviser shall have breached or failed to perform any of their respective representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 7.3 and (B) is not capable of being cured by Parent, Acquisition Sub, or the Parent External Adviser, as applicable, by the Termination Date or, if capable of being cured, shall not have been cured by Parent, Acquisition Sub or the Parent External Adviser, as applicable, on or before the earlier of (x) the Termination Date and (y) the date that is thirty (30) days following the Company’s delivery of written notice to Parent of such breach or failure to perform; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(c)(i) if the Company is then in material breach of any of its material obligations under this Agreement so as to cause any of the conditions set forth in Section 7.2 not to be satisfied; provided, further, that the Company may not terminate this Agreement pursuant to this Section 8.1(c)(i) if Parent’s breach has been primarily caused by a breach of any provision of this Agreement by the Company; or

(ii)    at any time prior to receipt of the Company Stockholder Approval, in order to substantially concurrently enter into an Alternative Acquisition Agreement providing for a Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of, Section 6.6; provided that (A) such proposal did not arise from a breach of any of the provisions set forth in Section 6.6 and (B) the Company pays Parent the Company Termination Fee as provided in Section 8.3(a).

(d)    by Parent if:

(i)    the Company shall have breached or failed to perform any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 7.2 and (B) is not capable of being cured by the Company by the Termination Date or, if capable of being cured, shall not have been cured by the Company on or before the earlier of (x) the Termination Date and (y) the date that is thirty (30) days following Parent’s delivery of written notice to the Company of such breach or failure to perform; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(d)(i) if Parent, Acquisition Sub or the Parent External Adviser is then in material breach of any of its material obligations under this Agreement so as to cause any of the conditions set forth in Section 7.3 not to be satisfied; provided, further, that Parent may not terminate this Agreement pursuant to this Section 8.1(d)(i) if the Company’s breach has been primarily caused by a breach of any provision of this Agreement by Parent; or

(ii)    at any time prior to the receipt of the Company Stockholder Approval, if the Company Board (or any committee thereof) shall have made a Company Adverse Recommendation Change, the Company or any of its Subsidiaries enters into an Alternative Acquisition Agreement (for the avoidance of doubt, other than an Acceptable Confidentiality Agreement) or the Company shall have failed to include in the Joint Proxy Statement the Company Recommendation; provided that Parent’s right to terminate this Agreement pursuant to this Section 8.1(d)(ii) will expire at 5:00 p.m., New York City time, on the tenth (10th) Business Day following the date on which such right to terminate first arose.

Section 8.2    Effect of Termination. In the event that this Agreement is terminated and the Mergers abandoned pursuant to Section 8.1, written notice thereof shall be given by the terminating party to the other party, specifying the provisions hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void and of no effect without liability on the part of any party hereto, and all rights and obligations of any party hereto shall cease; provided, however, that, except as otherwise provided in Section 8.3 or in any other provision of this Agreement, no such termination shall relieve any party hereto of any liability or damages resulting from any intentional or willful breach of this Agreement prior to such termination or fraud, in which case, except as provided in Section 8.3, the aggrieved party shall be entitled to all remedies available at law or in equity; and provided, further, that the Confidentiality Agreement, this Section 8.2, Section 8.3, Section 8.6 and Article IX shall survive any termination of this Agreement pursuant to Section 8.1.

Section 8.3 Termination Fees.

(a)    If, but only if, this Agreement is terminated by:

(i)    Parent pursuant to Section 8.1(d)(i) (but only if the breach giving rise to such termination under Section 8.1(d)(i) was an intentional breach), or either Parent or the Company pursuant to Section 8.1(b)(i) or Section 8.1(b)(iii)(A), and in either such case (x) prior to such termination (or of the Company Stockholders’ Meeting in the case of termination pursuant to Section 8.1(b)(iii)(A)), a Competing Proposal that has been made after the date of this Agreement shall have been publicly disclosed and not withdrawn prior to such date and (y) within twelve (12) months after such termination, the Company enters into a definitive agreement with respect to a Competing Proposal with a Third Party, and such Competing Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such twelve (12)-month period) (provided, however, that for purposes of this Section 8.3(a)(i), the references to “twenty percent (20%)” in the definition of Competing Proposal shall be deemed to be references to “fifty percent (50%)”);

(ii)    the Company pursuant to Section 8.1(c)(ii); or

(iii)    Parent pursuant to Section 8.1(d)(ii),

then, in any such case, the Company shall pay, or cause to be paid, to Parent the Company Termination Fee.

Any payments required to be made under this Section 8.3(a) shall be made by wire transfer of same day funds to the account or accounts designated by Parent, (x) in the case of clause (i) above, on the same day as the consummation of the transaction contemplated therein, (y) in the case of clause (ii) above, immediately prior to or substantially concurrently with such termination and (z) in the case of clause (iii) above, promptly, but in no event later than three (3) Business Days after the date of such termination.

(b)    Notwithstanding anything to the contrary set forth in this Agreement, the parties agree that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion.

(c)    Notwithstanding anything to the contrary set forth in this Agreement, but subject to Section 9.9, Parent’s right to receive payment from the Company of the Company Termination Fee pursuant to Section 8.3(a), shall constitute the sole and exclusive monetary remedy of Parent and Acquisition Sub against the Company and its Subsidiaries and any of their respective former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, Representatives or assignees (collectively, the “Company Related Parties”) and any Financing Source for all losses and damages suffered as a result of the failure of the transactions contemplated hereby to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of such amounts, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby (except that the Company shall also be obligated with respect to Section 8.3(d) and Section 8.6).

(d)    Each of the parties hereto acknowledges that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated hereby, (ii) the Company Termination Fee is not a penalty, but is liquidated damages, in a reasonable amount that will compensate Parent in the circumstances in which such fee or expenses are payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision, and (iii) without these agreements, the parties would not enter into this Agreement; accordingly, if the Company fails to timely pay any amount due pursuant to this Section 8.3 and, in order to obtain such payment, Parent commences a suit that results in a judgment against the other for the payment of any amount set forth in this Section 8.3, the Company shall pay Parent its costs and expenses in connection with such suit, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, or such lesser rate as is the maximum permitted by Applicable Law.

(e)    Notwithstanding anything to the contrary contained herein, the Company (solely on behalf of itself) (i) waives any rights or claims and (ii) agrees not to commence any Proceeding, in each case against any Financing Source in connection with this Agreement, the Debt Financing or in respect of any other document or any of the transactions contemplated hereby or thereby or any theory of law or equity (whether in tort, contract or otherwise) or in respect of any oral or written representations made or alleged to be made in connection herewith or therewith and agrees to cause any such Proceeding caused by the Company (solely on behalf of itself) to be dismissed and otherwise terminated. In furtherance and not in limitation of the foregoing waiver, it is acknowledged and agreed that no Financing Source shall have any liability for any claims or damages to the Company, its Subsidiaries or any Company Related Party in connection with this Agreement, the Debt Financing or the transactions contemplated hereby or thereby; provided, that nothing herein to the contrary shall prohibit Parent from enforcing its rights directly against the Financing Sources under the Debt Financing or causing the Financing Sources to fund (including by seeking specific performance thereunder) pursuant to the Debt Financing (and Parent agrees to do so consistent with its covenants and obligations in this Agreement).

Section 8.4    Amendment. Subject to Applicable Law, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by the duly authorized officers of each of the respective parties; provided that no amendment shall be made to this Agreement after the Effective Time; provided, further, that (a) after receipt of the Company Stockholder Approval or Parent Stockholder Approval, if any such amendment shall by Applicable Law require further approval of the stockholders of the Company or Parent, as applicable, the effectiveness of such amendment shall be subject to the approval of such stockholders and (b) without the prior written consent of the Financing Sources, no amendment shall be made to this Agreement that would adversely affect the rights of the Financing Sources as set forth in Section 8.3(e), Section 9.5, Section 9.7, Section 9.8 and Section 9.9.

Section 8.5 Extension; Waiver. The conditions to each of the parties’ obligations to consummate the Mergers are for the sole benefit of such party and may be waived by such party (without the approval of the stockholders of the Company) in whole or in part to the extent permitted by Applicable Law. At any time prior to the Effective Time, the Company or Parent may (a) waive or extend the time for the performance of any of the obligations or other acts of Parent, Acquisition Sub or the Parent External Adviser, in the case of the Company, or the Company, in the case of Parent, or (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement on the part of Parent, Acquisition Sub or the Parent External Adviser, in the case of the Company, or the Company, in the case of Parent. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party and expressly setting forth the nature of such extension or waiver. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

Section 8.6    Expenses; Transfer Taxes. Except as expressly set forth herein (including Section 8.3), all expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, provided that Parent shall pay all costs and expenses in connection with the filings of the notification and report forms under the HSR Act in connection with the transactions contemplated hereby. Other than Taxes imposed upon holders of Company Common Stock, Parent shall pay all (a) transfer, stamp and documentary Taxes or fees and (b) sales, use, gains, real property transfer and other similar Taxes or fees arising out of or in connection with this Agreement.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1    Non-Survival of Representations, Warranties and Agreements. The representations and warranties and covenants and agreements (to the extent such covenant or agreement contemplates or requires performance prior to the Closing) in this Agreement and any certificate delivered pursuant hereto by any Person shall terminate at the Effective Time or, except as provided in Section 8.2, upon the termination of this Agreement pursuant to Section 8.1, as the case may be, except that this Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time or after termination of this Agreement, including those contained in Section 6.7.

Section 9.2    Notices. All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery) or by confirmed facsimile transmission or electronic mail, addressed as follows:

if to Parent, Acquisition Sub or the Parent External Adviser:

Crescent Capital Group LP

11100 Santa Monica Boulevard, Suite 2000

Los Angeles, CA 90025

Phone:        310-235-5951

Fax:            310-235-5900

Email:         Jason.Breaux@crescentcap.com

Attention:   Jason Breaux

Crescent Capital Group LP

11100 Santa Monica Boulevard, Suite 2000

Los Angeles, CA 90025

Phone:         310-235-5971

Fax:             310-235-5900

Email:         George.Hawley@crescentcap.com

Attention:   George Hawley

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

2029 Century Park East, Suite 1400

Los Angeles, CA 90067

Phone:        (213) 680-8400

Fax:            (310) 552-5900

Email:         monica.shilling@kirkland.com

                     joshua.zachariah@kirkland.com

Attention:   Monica J. Shilling, P.C.

                    Joshua M. Zachariah, P.C.

if to the Company:

Alcentra Capital Corporation

200 Park Avenue, 7th Floor

New York, NY 10166

Phone: (212) 922-8240

Email: ellida.mcmillan@alcentra.com

Attention: Ellida McMillan

with a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street NW

Washington, DC 20006

Phone:        (202) 261-3300

Fax:            (202) 261-3333

Email:         harry.pangas@dechert.com

                    gregory.schernecke@dechert.com

Attention:   Harry Pangas, Esq.

                   Gregory A. Schernecke, Esq.

or to such other address, electronic mail address or facsimile number for a party as shall be specified in a notice given in accordance with this Section 9.2; provided that any notice received by facsimile transmission or electronic mail or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) or on any day that is not a Business Day shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day; provided, further, that notice of any change to the address or any of the other details specified in or pursuant to this Section 9.2 shall not be deemed to have been received until, and shall be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section  9.2.

Section 9.3    Interpretation; Certain Definitions.

(a)    The parties have participated collectively in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted collectively by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(b)    Disclosure of any fact, circumstance or information in any Section of the Company Disclosure Letter or Parent Disclosure Letter shall be deemed to be disclosure of such fact, circumstance or information with respect to any other Section of the Company Disclosure Letter or Parent Disclosure Letter, respectively, if it is reasonably apparent that such disclosure relates to any such other Section. The inclusion of any item in the

Company Disclosure Letter or Parent Disclosure Letter shall not be deemed to be an admission or evidence of materiality of such item, nor shall it establish any standard of materiality for any purpose whatsoever. Notwithstanding anything to the contrary, the inclusion of an approval in the definition of “Parent Stockholder Approval” shall not be deemed to be an admission or evidence that such approval is required in connection with the consummation of the transactions contemplated hereby.

(c)    The words “hereof,” “herein,” “hereby,” “hereunder” and “herewith” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to articles, sections, paragraphs, exhibits, annexes and schedules are to the articles, sections and paragraphs of, and exhibits, annexes and schedules to, this Agreement, unless otherwise specified, and the table of contents and headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the phrase “without limitation.” Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns. The phrases “the date of this Agreement” and “the date hereof” and terms or phrases of similar import shall be deemed to refer to August 12, 2019, unless the context requires otherwise. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date). Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have the meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date). All references to “$” refer to currency of the United States.

Section 9.4    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the First Merger be consummated as originally contemplated to the fullest extent possible.

Section 9.5    Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties; provided, that Parent may assign this Agreement, effective at and after the Closing, to the Financing Sources and any parties providing the Debt Financing pursuant to the terms thereof for purposes of creating a security interest herein or otherwise assign this Agreement as collateral in respect of such Debt Financing. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 9.5 shall be null and void.

Section 9.6    Entire Agreement. This Agreement (including the exhibits, annexes and appendices hereto) constitutes, together with the Confidentiality Agreement, the Company Disclosure Letter and the Parent Disclosure Letter, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

Section 9.7    No Third-Party Beneficiaries. This Agreement is not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder; provided, however, that it is specifically intended that the D&O Indemnified Parties (with respect to Section 6.7 and this Section 9.7 from and after the Effective Time), the Parent External Adviser (with respect to Article II, Section 3.26, Section 4.28, Section 4.29, Section 6.4(d), Section 6.5(a), Section 6.9, and this Section 9.7) and the Financing Sources (with respect to Section 8.4, Section 8.3(e), Section 9.5, this Section 9.7 and Section 9.8), regardless of whether the Debt Financing is consummated, are intended third-party beneficiaries hereof.

Section 9.8    Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the Laws of the State of Maryland applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the latter shall control. Notwithstanding the foregoing, each of the parties agrees that any interpretation of any commitment letters or fee letters related to the Debt Financing and all matters relating thereto, shall be governed and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Circuit Court for Baltimore City, Maryland, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Maryland, and the appellate courts to which orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). In any such judicial proceeding, each of the parties further consents to the assignment of any proceeding in the Circuit Court for Baltimore City, Maryland to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. Notwithstanding anything to the contrary in this Agreement, each of the parties hereto agrees that it will not bring or support any action, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against the Financing Sources and their respective current, former or future directors, officers, general or limited partners, stockholders, members, managers, controlling Persons, Affiliates, employees or Representatives in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including any dispute arising out of or relating in any way to the Debt Financing or the performance thereof, in any forum other than the Supreme Court of the State of New York, County of New York, or, if under Applicable Law exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof). EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE INCLUDING ANY LEGAL PROCEEDING AGAINST ANY FINANCING SOURCE ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED HEREBY OR THE DEBT FINANCING. Each party hereto (a) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 9.8.

Section 9.9    Specific Performance.

(a)    The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party hereto does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. Accordingly, the parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (without proof of actual damages), in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction. Notwithstanding anything to the contrary contained herein, this Section 9.9 is not intended and shall not be construed to limit in any way the provisions of Section 8.3(c).

(b)    Notwithstanding Section 9.9(a) or anything else to the contrary, it is expressly agreed that the right of the Company to obtain an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s and Acquisition Sub’s obligation to effect the Closing, shall be subject to the requirements that: the Company has irrevocably confirmed in writing that all of the conditions set forth in Section 7.1 and Section 7.2 have been satisfied (and continue to be satisfied) or waived (other than those conditions that by their nature are intended to be satisfied at the Closing, but subject to those conditions being capable of being satisfied at the Closing) at the time when the Closing would have occurred or been required to occur pursuant to Article I.

(c)    Notwithstanding anything in this Agreement to the contrary, while each of the parties may pursue both a grant of specific performance in accordance with (but subject to the limitations of) this Section 9.9 and the payment of monetary damages, including the Company Termination Fee, as applicable, in no event will any of the parties be permitted or entitled to receive both a grant of specific performance under this Section 9.9 that results in a Closing and any monetary damages, including all or any portion of the Company Termination Fee, as applicable.

Section 9.10    Counterparts. This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, Parent, Acquisition Sub, the Parent External Adviser and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

CRESCENT CAPITAL BDC, INC.

By:	/s/ Jason A. Breaux
Name: Jason A. Breaux
Title: Chief Executive Officer, CBDC

ATLANTIS ACQUISITION SUB, INC.

By:	/s/ Jason A. Breaux
Name: Jason A. Breaux
Title: Chief Executive Officer

CBDC ADVISORS, LLC

By:	/s/ Jason A. Breaux
Name: Jason A. Breaux
Title: Chief Executive Officer

By:	/s/ George P. Hawley
Name: George P. Hawley
Title: General Counsel

ALCENTRA CAPITAL CORPORATION

By:	/s/ Suhail A. Shaikh
Name: Suhail A. Shaikh
Title: Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Appendix A

As used in this Agreement, the following terms shall have the following meanings:

“Acceptable Confidentiality Agreement” shall have the meaning set forth in Section 6.6(c).

“Acceptable Courts” shall have the meaning set forth in Section 9.8.

“Acquisition Sub” shall have the meaning set forth in the Preamble.

“Adviser Material Adverse Effect” shall mean any fact, circumstance, event, change, occurrence or effect that would have or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on, (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of the Company Investment Adviser or the Parent External Adviser, as applicable, or (2) the ability of the Company Investment Adviser or the Company or the Parent External Adviser or Parent, as applicable, to timely perform its or their obligations under this Agreement or consummate the transactions contemplated hereby; provided, however, that none of the following shall constitute or be taken into account in determining whether an Adviser Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist: (i) changes in general economic, financial market, business or geopolitical conditions; (ii) general changes or developments in any of the industries or markets in which the Company Investment Adviser or the Parent External Adviser, as applicable, operates (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Law or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the price or trading volume of the Company’s or Parent’s securities, as applicable, in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Adviser Material Adverse Effect” may be taken into account in determining whether there has been an Adviser Material Adverse Effect); (v) any failure by the Company Investment Adviser or Parent External Adviser, as applicable, to meet published analyst estimates or expectations of the Company Investment Adviser’s or the Parent External Adviser’s revenue, earnings or other financial performance or results of operations, as applicable, for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Adviser Material Adverse Effect” may be taken into account in determining whether there has been an Adviser Material Adverse Effect); (vi) any failure by the Company Investment Adviser or the Parent External Adviser, as applicable, to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Adviser Material Adverse Effect” may be taken into account in determining whether there has been an Adviser Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God or natural disasters; (viii) the announcement of this Agreement, including (A) the initiation of litigation by any stockholders of the Company or any stockholders of Parent, in each case, with respect to this Agreement or the transactions contemplated hereby, or (B) any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any Portfolio Companies of Parent and its Subsidiaries due to the announcement of this Agreement; (ix) any action taken by the Company Investment Adviser or the Parent External Adviser which is required to be taken pursuant to this Agreement; and (x) any actions taken (or omitted to be taken) at the written request of the Company or Parent, as applicable, to the extent taken in accordance with such request; provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether an Adviser Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on the Company Investment Adviser or the Parent External Adviser, as applicable, relative to the other participants in the industries in which the Company and its Subsidiaries or Parent and its Subsidiaries, as applicable, operate.

Appendix A-1

“Affiliate” of a Person shall mean any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person).

“Agreement” shall have the meaning set forth in the Preamble.

“Alternative Acquisition Agreement” shall have the meaning set forth in Section 6.6(d).

“Antitrust Laws” shall have the meaning set forth in Section 3.4.

“Applicable Law” shall mean any domestic or foreign federal, state or local statute, law (whether statutory or common law), ordinance, rule, administrative interpretation, regulation, order, writ, judgment or directive (including those of any self-regulatory organization) applicable to and legally binding on the Company Investment Adviser, the Parent External Adviser, Company, Parent, Acquisition Sub or any of their respective Affiliates, directors, employees or agents, as the case may be.

“Articles of First Merger” shall have the meaning set forth in Section 1.3(a).

“Articles of Second Merger” shall have the meaning set forth in Section 1.3(b).

“Bankruptcy and Equity Exception” shall have the meaning set forth in Section 3.3(a).

“BDC” shall have the meaning set forth in the Recitals.

“Blue Sky Laws” shall mean state securities or “blue sky” laws.

“BofA Merrill Lynch” shall have the meaning set forth in Section 4.22.

“Book-Entry Shares” shall have the meaning set forth in Section 2.1(a)(ii).

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which all banking institutions in New York, New York or Los Angeles, California are authorized or obligated by Law or executive order to close.

“Cash Consideration” shall have the meaning set forth in Section 2.1(a)(ii).

“Certificates” shall have the meaning set forth in Section 2.1(a)(ii).

“Closing” shall have the meaning set forth in Section 1.2.

“Closing Date” shall have the meaning set forth in Section 1.2.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Company” shall have the meaning set forth in the Preamble.

“Company 10-Q” shall mean the Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 filed by the Company on August 7, 2019.

Appendix A-2

“Company Adverse Recommendation Change” shall have the meaning set forth in Section 6.3(b).

“Company Board” shall have the meaning set forth in the Recitals.

“Company Common Stock” shall have the meaning set forth in Section 2.1(a)(i).

“Company Disclosure Letter” shall mean the disclosure letter delivered by the Company to Parent simultaneously with the execution of this Agreement.

“Company Fundamental Representations” shall have the meaning set forth in Section 7.2(a).

“Company Independent Committee” shall have the meaning set forth in the Recitals.

“Company Investment Adviser” shall mean Alcentra NY, LLC.

“Company Investment Advisory Agreement” shall mean the Amended and Restated Investment Advisory Agreement, dated as of May 4, 2018 by and between the Company and the Company Investment Adviser.

“Company IPR” shall mean all Intellectual Property Rights owned, in whole or part, by the Company or its Subsidiaries.

“Company Material Adverse Effect” shall mean any fact, circumstance, event, change, occurrence or effect that would have or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on, (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of the Company and its Subsidiaries, taken as a whole, or (2) the ability of the Company to timely perform its obligations under this Agreement or consummate the transactions contemplated hereby; provided, however, that none of the following shall constitute or be taken into account in determining whether a Company Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist, with respect to clause (1) above: (i) changes in general economic, financial market, business or geopolitical conditions; (ii) general changes or developments in any of the industries or markets in which the Company, any of its Subsidiaries, or any of the Portfolio Companies operate (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Law or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the price or trading volume of the Company’s or any of the Portfolio Companies’ securities or other financial instruments, in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Company Material Adverse Effect” may be taken into account in determining whether there has been a Company Material Adverse Effect); (v) any failure by the Company or any of the Portfolio Companies to meet published analyst estimates or expectations of the Company’s or such Portfolio Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Company Material Adverse Effect” may be taken into account in determining whether there has been a Company Material Adverse Effect); (vi) any failure by the Company, any of its Subsidiaries, or any Portfolio Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Company Material Adverse Effect” may be taken into account in determining whether there has been a Company Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God or natural disasters; (viii) the announcement of this Agreement, including (A) the initiation of litigation by any stockholders of the Company or any stockholders of Parent, in each case, with respect to this Agreement or the transactions contemplated hereby, or (B) any termination of, reduction in or similar negative impact on relationships, contractual or

Appendix A-3

otherwise, with any Portfolio Companies of the Company and its Subsidiaries due to the announcement of this Agreement; (ix) any action taken by the Company, any of its Subsidiaries or any Portfolio Company, in each case which is required to be taken pursuant to this Agreement; (x) any matter specifically disclosed in the Company Disclosure Letter and (xi) any actions taken (or omitted to be taken) at the written request of Parent to the extent taken in accordance with such request; provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on the Company and its Subsidiaries, taken as a whole, relative to the other participants in the industries in which the Company and its Subsidiaries operate.

“Company Material Contract” shall have the meaning set forth in Section 3.15(a).

“Company Recommendation” shall mean the recommendation of the Company Board that the stockholders of the Company approve the First Merger.

“Company Related Parties” shall have the meaning set forth in Section 8.3(c).

“Company SEC Documents” shall have the meaning set forth in Section 3.6(a).

“Company Stockholder Approval” shall have the meaning set forth in Section 3.19.

“Company Stockholders’ Meeting” shall have the meaning set forth in Section 6.3(b).

“Company Termination Fee” shall mean $4,281,720.

“Company’s Bylaws” shall have the meaning set forth in Section 3.1.

“Company’s Charter” shall have the meaning set forth in Section 3.1.

“Competing Proposal” shall have the meaning set forth in Section 6.6(f)(i).

“Confidentiality Agreement” shall mean the confidentiality agreement, dated March 8, 2019, between Crescent Capital Group LP and the Company.

“Consent” shall have the meaning set forth in Section 3.4.

“Contract” shall mean any written agreement, contract, subcontract, lease, sublease, investment advisory agreement, administration agreement, conditional sales contract, purchase order, sales order, task order, delivery order, license, indenture, note, bond, loan, instrument, understanding, permit, concession, franchise, commitment or other agreement.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or partnership or other interests, by contract or otherwise. For purposes of this definition, a general partner or managing member of a Person shall always be considered to Control such Person. The terms “Controlling” and “Controlled” shall have correlative meanings.

“D&O Indemnified Parties” shall have the meaning set forth in Section 6.7(a).

Appendix A-4

“Debt Commitment Letter” shall mean, collectively, the fully executed debt commitment letter, dated as of the date hereof, from Ally Bank, together with all exhibits, schedules, annexes, supplements, term sheets, amendments, supplements or modifications to such letter in effect as of the date hereof, and the fee letter described therein (provided, that the amounts, percentages and basis points of compensation may be redacted (none of which redacted provisions will adversely affect, or impose conditions on, the initial financing and/or the availability of the Debt Financing at the closing date of such Debt Financing)).

“Debt Financing” shall have the meaning set forth in Section 6.4(d)(i).

“DGCL” shall have the meaning set forth in the Recitals.

“Effective Time” shall have the meaning set forth in Section 1.3(a).

“Environmental Laws” shall mean all applicable and legally enforceable Laws relating to pollution or protection of the environment, including Laws relating to Releases of Hazardous Materials and the manufacture, processing, distribution, use, treatment, storage, Release, transport or handling of Hazardous Materials, including the Federal Water Pollution Control Act (33 U.S.C. §1251 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.), the Safe Drinking Water Act (42 U.S.C. §3000(f) et seq.), the Toxic Substances Control Act (15 U.S.C. §2601 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Oil Pollution Act of 1990 (33 U.S.C. §2701 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq.), the Endangered Species Act of 1973 (16 U.S.C. §1531 et seq.), and other similar state and local statutes, in effect as of the date hereof.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” shall mean, with respect to any entity, trade or business, any other entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included the first entity, trade or business, or that is, or was at the relevant time, a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agent” shall have the meaning set forth in Section 2.2(a).

“Exchange Fund” shall have the meaning set forth in Section 2.2(a).

“Exchange Ratio” shall have the meaning set forth in Section 2.1(a)(ii).

“Existing Credit Facility” shall mean that certain Amended and Restated Secured Revolving Credit Agreement, dated as of September 21, 2018, by and among the Company, the lenders party thereto, and ING Capital LLC, as administrative agent, arranger and bookrunner.

“Existing Notes” shall mean the Company’s 6.500% Notes due 2022, 6.375% Notes due 2020, 6.750% Notes due 2022, 6.25% Notes due 2020, 6.50% Notes due 2020, 6.50% Notes due 2021, 6.375% Notes due 2021 and 6.25% Notes due 2021, in each case issued pursuant to the Existing Notes Indenture.

“Existing Notes Indenture” shall mean that certain Indenture dated as of January 30, 2015, by and between the Company and U.S. Bank National Association, as amended pursuant to that certain First Supplemental

Appendix A-5

Indenture dated as of January 30, 2015; that Second Supplemental Indenture dated as of February 12, 2015; that Third Supplemental Indenture dated as of February 20, 2015; that Fourth Supplemental Indenture dated as of February 26, 2015; that Fifth Supplemental Indenture dated as of March 5, 2015; that Sixth Supplemental Indenture dated as of April 2, 2015; that Seventh Supplemental Indenture dated as of April 2, 2015; that Eighth Supplemental Indenture dated as of April 15, 2015; that Ninth Supplemental Indenture dated as of April 15, 2015; that Tenth Supplemental Indenture dated as of February 4, 2016; that Eleventh Supplemental Indenture dated as of February 11, 2016; that Twelfth Supplemental Indenture dated as of February 19, 2016; that Thirteenth Supplemental Indenture dated as of June 9, 2016; that Fourteenth Supplemental Indenture dated as of June 16, 2016; that Fifteenth Supplemental Indenture dated as of June 23, 2016; that Sixteenth Supplemental Indenture dated as of June 30, 2016; that Seventeenth Supplemental Indenture dated as of July 8, 2016; and that Eighteenth Supplemental Indenture dated as of July 14, 2016.

“FCPA” shall mean the United States Foreign Corrupt Practices Act of 1977.

“Financing Sources” shall have the meaning set forth in Section 6.4(d)(i)(4).

“First Merger” shall have the meaning set forth in the Recitals.

“Forecasts” shall have the meaning set forth in Section 4.29.

“Form N-14” shall have the meaning set forth in Section 3.7.

“GAAP” shall mean the United States generally accepted accounting principles, consistently applied in accordance with past practice.

“Governmental Authority” shall mean any United States (federal, state or local) or foreign government, or any governmental, regulatory, judicial or administrative authority, agency or commission.

“Hazardous Materials” shall mean all hazardous or toxic substances, materials or wastes, pollutants or contaminants defined as such by, or regulated as such under, any Environmental Laws.

“Houlihan Lokey” shall have the meaning set forth in Section 3.20.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

“Indebtedness” shall mean (i) any indebtedness or other obligation for borrowed money, whether current, short-term or long-term and whether secured or unsecured, (ii) any indebtedness evidenced by a note, bond, debenture or other security or similar instrument, (iii) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations or other financial agreements or arrangements entered into for the purpose of limiting or managing interest rate risks, (iv) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (v) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (vi) any capitalized lease obligations and (vii) guarantees, endorsements and assumptions in respect of any of the foregoing clauses (i) through (vi).

“Inquiry” shall have the meaning set forth in Section 6.6(a).

“Intellectual Property Rights” shall have the meaning set forth in Section 3.13(c).

“Intended Tax Treatment” shall have the meaning set forth in Section 6.15(a).

Appendix A-6

“Intervening Event” shall mean a material event, occurrence, development or change in circumstances with respect to the Company and its Subsidiaries, taken as a whole, that occurred or arose after the date of this Agreement, which was unknown to, nor reasonably foreseeable by, the Company Board as of the date of this Agreement and becomes known to or by the Company Board prior to the time the Company Stockholder Approval is obtained; provided, however, that none of the following will constitute, or be considered in determining whether there has been, an Intervening Event: (i) the receipt, existence of or terms of an Inquiry or Competing Proposal or any matter relating thereto or consequence thereof; and (ii) changes in the market price or trading volume of the Company Common Stock or meeting or exceeding any Forecasts (provided, however, that the underlying causes of such change or fact shall not be excluded by this clause (ii)).

“Investment Advisers Act” shall mean the Investment Advisers Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

“IRS” shall mean the United States Internal Revenue Service.

“Joint Proxy Statement” shall have the meaning set forth in Section 3.7.

“Knowledge” shall mean (i) with respect to the Company, the actual knowledge of those persons set forth in Section A-1 of the Company Disclosure Letter, after reasonable inquiry by each such person, (ii) with respect to Parent, the actual knowledge of those persons set forth in Section A-1 of the Parent Disclosure Letter, after reasonable inquiry by each such person and (iii) with respect to the Parent External Adviser, the actual knowledge of those persons set forth in Section A-2 of the Parent Disclosure Letter, after reasonable inquiry by each such person.

“Law” shall mean any and all domestic (federal, state or local) or foreign laws, rules, regulations, orders, judgments or decrees promulgated by any Governmental Authority.

“Lien” shall mean liens, claims, mortgages, encumbrances, pledges, security interests or charges of any kind.

“Maximum Repurchase Amount” shall have the meaning set forth in Section 6.21.

“Merger Consideration” shall have the meaning set forth in Section 2.1(a)(ii).

“Mergers” shall have the meaning set forth in the Recitals.

“MGCL” shall have the meaning set forth in the Recitals.

“NASDAQ” shall mean The NASDAQ Stock Market.

“Notice of Adverse Recommendation” shall have the meaning set forth in Section 6.6(d)(i).

“Notice of Superior Proposal” shall have the meaning set forth in Section 6.6(d)(i).

“Order” shall mean any decree, order, judgment, injunction, temporary restraining order or other order in any Proceeding by or with any Governmental Authority.

“Parent” shall have the meaning set forth in the Preamble.

Appendix A-7

“Parent 10-Q” shall mean the Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 to be filed by Parent on August 12, 2019 substantially in the form provided to the Company on the date of this Agreement.

“Parent Board” shall have the meaning set forth in the Recitals.

“Parent Cash Consideration” shall have the meaning set forth in Section 2.2(a).

“Parent Common Stock” shall have the meaning set forth in Section 2.1(a)(ii).

“Parent Disclosure Letter” shall mean the disclosure letter delivered by Parent to the Company simultaneously with the execution of this Agreement.

“Parent DRIP” shall have the meaning set forth in Section 2.2(d).

“Parent External Adviser” shall have the meaning set forth in the Preamble.

“Parent External Adviser Cash Consideration” shall have the meaning set forth in Section 2.2(a).

“Parent External Adviser Permits” shall have the meaning set forth in Section 5.4(a).

“Parent Forecasts” shall have the meaning set forth in Section 3.26.

“Parent Fundamental Representations” shall have the meaning set forth in Section 7.3(a).

“Parent Investment Advisory Agreement” shall mean the agreement entered into by the Parent External Adviser with Parent for the purpose of providing investment advisory or investment management services.

“Parent Investment Advisory Agreement Amendment” shall have the meaning set forth in the Recitals.

“Parent Maryland Reincorporation” shall have the meaning set forth in the Recitals.

“Parent Material Adverse Effect” shall mean any fact, circumstance, event, change, occurrence or effect that would have or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on, (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of Parent and its Subsidiaries, taken as a whole, or (2) the ability of Parent to timely perform its obligations under this Agreement or consummate the transactions contemplated hereby; provided, however, that none of the following shall constitute or be taken into account in determining whether a Parent Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist, with respect to clause (1) above: (i) changes in general economic, financial market, business or geopolitical conditions; (ii) general changes or developments in any of the industries or markets in which Parent or its Subsidiaries operate (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Law or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the price or trading volume of Parent’s securities, in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Parent Material Adverse Effect” may be taken into account in determining whether there has been a Parent Material Adverse Effect); (v) any failure by Parent to meet published analyst estimates or expectations of Parent’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Parent Material Adverse Effect” may be taken into account in determining whether there has been a Parent Material Adverse Effect); (vi)

Appendix A-8

any failure by Parent to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Parent Material Adverse Effect” may be taken into account in determining whether there has been a Parent Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God or natural disasters; (viii) the announcement of the Agreement, including (A) the initiation of litigation by any stockholders of the Company or any stockholders of Parent, in each case, with respect to this Agreement or the transactions contemplated hereby, or (B) any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any Portfolio Companies of Parent and its Subsidiaries due to the announcement of this Agreement; (ix) any action taken by Parent or any of its Subsidiaries, in each case which is required to be taken pursuant to this Agreement; (x) any matter specifically disclosed in the Parent Disclosure Letter and (xi) any actions taken (or omitted to be taken) at the written request of the Company to the extent taken in accordance with such request; provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether a Parent Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on Parent and its Subsidiaries, taken as a whole, relative to the other participants in the industries in which Parent and its Subsidiaries operate.

“Parent Material Contract” shall have the meaning set forth in Section 4.16(a).

“Parent Organizational Documents” shall mean the articles of incorporation, bylaws (or equivalent organizational or governing documents), and other organizational or governing documents, agreements or arrangements, each as amended to date, of each of Parent and Acquisition Sub.

“Parent Recommendation” shall mean the recommendation of the Parent Board that the stockholders of Parent approve the Parent Stock Issuance, the Parent Investment Advisory Agreement Amendment and the Parent Maryland Reincorporation.

“Parent SEC Documents” shall have the meaning set forth in Section 4.6(a).

“Parent Stock Issuance” shall have the meaning set forth in the Recitals.

“Parent Stockholder Approval” shall have the meaning set forth in Section 4.20.

“Parent Stockholders’ Meeting” shall have the meaning set forth in Section 6.3(c).

“Payoff Letter” shall have the meaning set forth in Section 6.13.

“Permit” shall mean any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Authority.

“Permitted Lien” shall mean (i) any Lien for Taxes not yet due, being contested in good faith or for which adequate accruals or reserves have been established, (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen and other Liens imposed by Law, (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security or foreign equivalents, (iv) zoning, building codes, and other land use Laws regulating the use or occupancy of leased real property or the activities conducted thereon that are imposed by any Governmental Authority having jurisdiction over such leased real property and which are not violated by the current use and operation of such leased real property or the operation of the business of the Company and its Subsidiaries, (v) with respect to all leased real property, all Liens encumbering the interest of the fee owner or

Appendix A-9

any superior lessor, sublessor or licensor, (vi) Liens securing indebtedness or liabilities that are reflected in the Company SEC Documents or incurred in the ordinary course of business since the date of the most recent annual report on Form 10-K filed with the SEC by the Company and Liens securing indebtedness or liabilities that have otherwise been disclosed to Parent in writing, (vii) such Liens or other imperfections of title, if any, that would not, individually or in the aggregate, be material to a Person and its Subsidiaries, taken as a whole, including Liens for any supplemental Taxes or assessments not shown by the public records, (viii) Liens disclosed on existing title reports or existing surveys, (ix) Liens securing acquisition financing with respect to the applicable asset, including refinancings thereof, (x) Liens described in Appendix A to the Company Disclosure Letter, (xi) in the case of Intellectual Property Rights, third party license agreements entered into in the ordinary course of business, (xii) any other Liens that will be released on or prior to the Closing Date and (xiii) the replacement, extension or renewal of any of the foregoing.

“Person” shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.

“Portfolio Company” shall mean (a) with respect to the Company and its Subsidiaries, any entity in which the Company or any of its Subsidiaries has made, makes or proposes to make a debt or equity investment that is, would or should be reflected in the Schedule of Investments included in the Company’s quarterly or annual reports and (b) with respect to Parent, any entity in which Parent or any of its Subsidiaries has made, makes or proposes to make a debt or equity investment that is, would or should be reflected in the Schedule of Investments included in Parent’s quarterly or annual SEC reports.

“Proceeding” shall mean an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.

“Quarterly Dividend” shall have the meaning set forth in Section 6.1(d).

“Reference Price” shall mean $19.57.

“Regulatory Documents” shall mean, with respect to a Person, all forms, reports, registration statements, schedules and other documents filed, or required to be filed, by such Person pursuant to applicable Securities Laws or the applicable rules and regulations of any United States or foreign governmental or non-governmental self-regulatory organization, agency or authority.

“Release” shall mean any actual or threatened release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration of Hazardous Materials, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or real property.

“Representative” shall mean, with respect to any Person, such Person’s Affiliates and its and their respective officers, directors, managers, partners, employees, accountants, counsel, financial advisors, consultants and other advisors or representatives.

“Repurchase Program” shall have the meaning set forth in Section 6.21.

“RIC” shall have the meaning set forth in Section 3.14(i).

“SDAT” shall have the meaning set forth in Section 1.3(a).

“SEC” shall mean the United States Securities and Exchange Commission.

“Second Effective Time” shall have the meaning set forth in Section 1.3(b).

Appendix A-10

“Second Merger” shall have the meaning set forth in the Recitals.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Laws” shall mean the Securities Act, the Exchange Act, the Investment Company Act, the Investment Advisers Act, Blue Sky Laws, all similar foreign securities laws, and the rules and regulations promulgated thereunder.

“Share Consideration” shall have the meaning set forth in Section 2.1(a)(ii).

“Subsidiary” shall mean, as to any Person, any corporation, partnership, limited liability company, association or other business entity that is consolidated with such Person for financial reporting purposes under GAAP.

“Superior Proposal” shall have the meaning set forth in Section 6.6(f)(ii).

“Surviving Corporation” shall have the meaning set forth in the Recitals.

“Takeover Statutes” shall have the meaning set forth in Section 3.18.

“Tax” or “Taxes” shall mean any and all taxes, fees, levies, duties, tariffs, imposts, and other similar charges (together with any and all interest, penalties and additions to tax) imposed by any Governmental Authority or Taxing Authority including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth, and taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes.

“Tax Dividend” shall mean a dividend or dividends, other than any Quarterly Dividend, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to the Company’s stockholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year, or any other dividend or distribution necessary for the Company to maintain its qualification as a RIC, as reasonably determined by the Company.

“Tax Returns” shall mean returns, reports and information statements, including any schedule or attachment thereto, with respect to Taxes required to be filed with the IRS or any other Governmental Authority or Taxing Authority.

“Taxing Authority” shall mean any Governmental Authority having jurisdiction over the assessment, determination, collection or other imposition of any Tax.

“Termination Date” shall have the meaning set forth in Section 8.1(b)(i).

“Third Party” shall mean any Person or group other than Parent, Acquisition Sub and their respective Affiliates.

Appendix A-11

Exhibit A

FORM OF MARYLAND ARTICLES OF INCORPORATION OF PARENT

[See attached.]

Exhibit A

CRESCENT CAPITAL BDC, INC.

ARTICLES OF INCORPORATION

THIS IS TO CERTIFY THAT:

ARTICLE I

INCORPORATOR

The undersigned,                     , whose address is                                         , being at least 18 years of age, by these Articles of Incorporation and by Articles of Conversion dated as of the date hereof, does hereby convert Crescent Capital BDC, Inc., a corporation formed under the laws of Delaware on February 5, 2015, into a corporation formed under the general laws of the State of Maryland (the “Conversion”).

ARTICLE II

NAME

The name of the corporation (the “Corporation”) is:

Crescent Capital BDC, Inc.

ARTICLE III

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, conducting and carrying on the business of a business development company under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “1940 Act”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 Saint Paul Street, Suite 820, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 Saint Paul Street, Suite 820, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.

Exhibit A-1

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 5.1 Number, Classification and Election of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation is five, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the “Bylaws”), but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”).

The directors (other than any director elected solely by holders of shares of one or more classes or series of stock of the Corporation established pursuant to Section 6.4 hereof) shall be classified into three classes, Class I, Class II and Class III. Directors in Class II shall serve for a term ending at the annual meeting of stockholders to be held in 2020, directors in Class III shall serve for a term ending at the annual meeting of stockholders to be held in 2021 and directors in Class I shall serve for a term ending at the annual meeting of stockholders to be held in 2022 and, in each such case, until their successors are duly elected and qualify or until their earlier death, resignation or removal. The number of directors in each class shall be as nearly equal in number as possible, as determined by the Board of Directors. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to serve for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. The names of the directors who shall serve until their successors are duly elected and qualify are:

Name	Class
George G. Strong, Jr.	I
John S. Bowman	II
Michael S. Segal	II
Steven F. Strandberg	III
Christopher G. Wright	III

The Corporation elects, pursuant to Section 3-804(c) of the MGCL, that, subject to any requirements of the 1940 Act applicable to the Corporation and except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Stock (as defined herein), any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which such vacancy occurred and until a successor is duly elected and qualifies.

Section 5.2 Extraordinary Actions. Except as specifically provided in Section 5.6 (relating to removal of directors) and in Section 7.2 (relating to certain actions and certain amendments to the charter of the Corporation (the “Charter”)), notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 5.3 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or

Exhibit A-2

hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.4 Preemptive and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon such terms and conditions as specified by the Board of Directors, shall determine that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Section 5.5 Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, acquisition of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, cash flow, funds from operations, adjusted funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been set aside, paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock of the Corporation) or of the Bylaws; the number of shares of stock of any class or series of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other entity; the compensation of directors, officers, employees or agents of the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

Section 5.6 Removal of Directors. Subject to the rights of holders of one or more classes or series of stock established pursuant to Section 6.4 hereof to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

Section 5.7 Advisor Agreements. Subject to such approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization shall render or make available to the Corporation managerial,

Exhibit A-3

investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).

Section 5.8 Corporate Opportunities. The Corporation shall have the power, by resolution of the Board of Directors, to renounce any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities or classes or categories of business opportunities that are presented to the Corporation or developed by or presented to one or more directors or officers of the Corporation, including any director or officer who also serves as a director, officer or employee of any entity that provides investment advisory services to the Corporation or as a member of the investment committee of any such entity.

ARTICLE VI

STOCK

Section 6.1 Authorized Shares. The Corporation has authority to issue 200,010,000 shares of stock, consisting of 200,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 10,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $200,010. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 6.2, 6.3 or 6.4 of this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 6.2 Common Stock. Except as may otherwise be specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.

Section 6.3 Preferred Stock. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, into one or more classes or series of stock.

Section 6.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document.

Exhibit A-4

Section 6.5 Inspection of Books and Records. A stockholder that is otherwise eligible under applicable law to inspect the Corporation’s books of account or stock ledger or other specified documents of the Corporation shall have no right to make such inspection if the Board of Directors determines that such stockholder has an improper purpose for requesting such inspection.

Section 6.6 Special Effective Date of Transfer. During the period ending 365 days after the date of the listing of the Common Stock on a national securities exchange (the “Listing”), any transfer (whether by sale, gift, merger, operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber (collectively, “Transfer”) of any shares of Common Stock acquired in the Conversion to any person or entity shall be effective on the applicable Effective Date described in this Section 6.6 unless (a) the Board of Directors provides prior written consent permitting an earlier Effective Date and (b) the Transfer is made in accordance with applicable securities and other laws. The “Effective Date” shall mean 180 days after the date of the Listing for all of the shares of Common Stock acquired by a stockholder in the Conversion, 270 days after the date of the Listing for two-thirds of the shares of Common Stock acquired by a stockholder in the Conversion and 365 days after the date of the Listing for one-third of the shares of Common Stock acquired by a stockholder in the Conversion. The Board of Directors may impose certain conditions in connection with granting its consent to an earlier Effective Date and any such consent shall be granted in the sole discretion of the Board of Directors. Any purported Transfer of any shares of Common Stock effected on an earlier Effective Date in violation of this Section 6.6 shall have no force or effect, and the Corporation shall not register or permit registration of (and shall direct its transfer agent, if any, not to register or permit registration of) any such purported Transfer on its books and records until the applicable Effective Date.

Section 6.7 Charter and Bylaws. The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

ARTICLE VII

AMENDMENTS; CERTAIN EXTRAORDINARY TRANSACTIONS

Section 7.1     Amendments Generally. The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation.

Section 7.2     Approval of Certain Extraordinary Actions and Charter Amendments.

(a)     Required Votes. The affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter, each voting as a separate class, shall be necessary to effect:

(i)    Any amendment to the Charter to make the Common Stock a “redeemable security” or to convert the Corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

(ii)    The liquidation or dissolution of the Corporation and any amendment to the Charter to effect any such liquidation or dissolution; and

(iii)    Any amendment to Section 5.1, Section 5.2, Section 5.6, Section 7.1 or this Section 7.2;

provided, however, that, if the Continuing Directors (as defined herein), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the Board of Directors, approve such proposal or amendment, the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast shall be required to approve such matter.

Exhibit A-5

(b)    Continuing Directors. “Continuing Directors” shall mean the directors identified in Article V, Section 5.1 and the directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then on the Board of Directors.

ARTICLE VIII

LIMITATION OF LIABILITY; INDEMNIFICATION AND ADVANCE OF EXPENSES

Section 8.1 Limitation of Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

Section 8.2 Indemnification and Advance of Expenses. To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided herein shall vest immediately upon election of a director or officer. The Corporation may, with the approval of the Board of Directors, provide such indemnification and advance of expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided herein shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Section 8.3 1940 Act. The provisions of this Article VIII shall be subject to the limitations of the 1940 Act applicable to the Corporation.

Section 8.4 Amendment or Repeal. Neither the amendment nor repeal of this Article VIII, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VIII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE IX

EXCLUSIVE FORUM FOR CERTAIN LITIGATION

Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any Internal Corporate Claim, as such term is defined in Section 1-101(p) of the MGCL, including, without limitation, (i) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Corporation to the Corporation or to the

Exhibit A-6

stockholders of the Corporation or (ii) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL, the Charter or the Bylaws, or (c) any other action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine.

[SIGNATURE PAGE FOLLOWS]

Exhibit A-7

IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge the same to be my act on this     day of                     , 2019.

Name:

Exhibit A-8

Exhibit B

AMENDED TERMS OF PARENT INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement, dated as of June 2, 2015, between Crescent Capital BDC, Inc. and CBDC Advisors, LLC (the “Parent Investment Advisory Agreement”) shall be amended to:

(i)    reduce the Base Management Fee from 1.50% to 1.25%;

(ii)    waive a portion of the Base Management Fee for the six quarters post First Merger so that only 0.75% shall be charged for such time period;

(iii)    waive the Income Fee for the six quarters post First Merger; and

(iv)    increase the “hurdle amount” to which Pre-Incentive Fee Net Investment Income is compared from 1.50% to 1.75% per quarter (or from 6.00% to 7.00% annualized).

Capitalized terms used in this Exhibit B and not otherwise defined shall have the terms ascribed to them in the Parent Investment Advisory Agreement.

Exhibit B

ANNEX B

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT NO. 1 (this “Amendment”) to the Agreement and Plan of Merger, dated as of August 12, 2019 (the “Original Agreement”), is made and entered into as of September 27, 2019, by and among Crescent Capital BDC, a Delaware corporation (“Parent”), Atlantis Acquisition Sub, Inc., a Maryland corporation and a direct wholly-owned Subsidiary of Parent (“Acquisition Sub”), Alcentra Capital Corporation, a Maryland corporation (the “Company”), and, solely for the purposes set forth in the Original Agreement, Crescent Cap Advisors, LLC (formerly CBDC Advisors, LLC), a Delaware limited liability company (the “Parent External Advisor”). Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Original Agreement.

RECITALS

WHEREAS, the Parties desire to effectuate the change in Parent’s state of incorporation from the State of Delaware to the State of Maryland pursuant to a merger involving Parent and a new direct wholly-owned Subsidiary that is a Maryland corporation (the “Reincorporation Merger”); and

WHEREAS, the Parties desire to amend the Original Agreement to modify the definition of “Parent Maryland Reincorporation” to reflect the Reincorporation Merger and make certain conforming changes related thereto as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.    Amendments. Effective as of the date of this Amendment:

(a)    The recitals in the Original Agreement are amended such that the sixth Whereas clause is deleted in its entirety and replaced by the following:

WHEREAS, prior to the First Merger, Parent shall (i) form a new direct wholly-owned Subsidiary which shall be a Maryland corporation (“MD Reincorporation Sub”), (ii) merge with and into MD Reincorporation Sub with MD Reincorporation Sub surviving as the surviving corporation pursuant to the plan of merger (the “Reincorporation Plan of Merger”) that is substantially in the form set forth in Exhibit C hereto (the “Parent Maryland Reincorporation”) in accordance with the MGCL and the Delaware General Corporation Law (the “DGCL”) and (iii) cause the Articles of Incorporation of the surviving corporation of such merger to be the Articles of Incorporation that are substantially in the form set forth in Exhibit A hereto, which such Articles of Incorporation shall remain in effect until thereafter amended in accordance with Applicable Law and the applicable provisions of such Articles of Incorporation;

(b)    Exhibit A in the Original Agreement is deleted in its entirety and replaced with Exhibit A attached hereto.

(c)    Exhibit B attached hereto is attached to the Original Agreement as Exhibit C.

(d)    Section 3.7 in the Original Agreement is deleted in its entirety and replaced by the following:

Information Supplied. None of the information supplied or to be supplied by or on behalf of the Company, any of its Subsidiaries or the Company Investment Adviser expressly for inclusion or incorporation by reference in (a) the registration statement on Form N-14 to be filed with the SEC by Parent or MD Reincorporation Sub in connection with the registration under the Securities Act of the shares of Parent Common Stock to be issued in the First Merger (as amended or supplemented from time to time, the “Form N-14”) will, at the time the Form N-14 is filed with the SEC, and at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, in light of the circumstances under which they are made, not misleading, and (b) the joint proxy statement to be sent to the stockholders of Parent relating to the Parent Stockholders’ Meeting and to the stockholders of the Company relating to the Company Stockholders’ Meeting (the “Joint Proxy Statement”) will, at the date it or any amendment or supplement is mailed to stockholders of the Company and stockholders of Parent, at the time of the Company Stockholders’ Meeting and at the time of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company regarding such portions thereof that relate expressly to Parent or any of its Subsidiaries, including MD Reincorporation Sub or Acquisition Sub, or to statements made therein based on information supplied by or on behalf of Parent, MD Reincorporation Sub or Acquisition Sub for inclusion or incorporation by reference therein).

(e)    Section 4.4 in the Original Agreement is amended such that the references therein to “Articles of Conversion” and “Certificate of Conversion” are replaced by, respectively, “Articles of Merger” and “Certificate of Merger”.

(f)    Section 6.3 in the Original Agreement is amended such that subsection (a) is deleted in its entirety and replaced by the following:

(a) As promptly as practicable after the execution of this Agreement, (i) Parent and the Company shall, and Parent shall cause MD Reincorporation Sub to, jointly prepare, and Parent and the Company, as applicable, shall, and Parent shall cause MD Reincorporation Sub to, use their reasonable best efforts to cause to be filed with the SEC, the Joint Proxy Statement in preliminary form and (ii) Parent shall, and shall cause MD Reincorporation Sub to, prepare (with the Company’s reasonable cooperation), and Parent shall, and shall cause MD Reincorporation Sub to, use its reasonable best efforts to cause to be filed with the SEC, the Form N-14, in which the Joint Proxy Statement will be included as a prospectus, in connection with the registration under the Securities Act of the Parent Common Stock to be issued in the First Merger. Each of Parent and the Company shall, and Parent shall cause MD Reincorporation Sub to, use its reasonable best efforts to (i) cause the Form N-14 and the Joint Proxy Statement to comply with the applicable rules and regulations promulgated by the SEC and (ii) have the Form N-14 declared effective under the Securities Act as promptly as practicable after such filing (including by responding to comments from the SEC), and, prior to the effective date of the Form N-14, take all action reasonably required to be taken under any applicable state securities Laws in connection with the Parent Stock Issuance. Each of Parent and the Company shall, and Parent shall cause MD Reincorporation Sub to, furnish all information as may be reasonably requested by the other in connection with any such action and the preparation, filing and distribution of the Form N-14 and the Joint Proxy Statement. As promptly as practicable after the Form N-14 shall have become effective, each of Parent and the Company shall use its reasonable best efforts to cause the Joint Proxy Statement to be mailed to its respective stockholders. No filing of, or amendment or supplement to, the Form N-14 will be made by Parent or MD Reincorporation Sub, and no filing of, or amendment or supplement to, the Joint Proxy Statement will be made by Parent, MD Reincorporation Sub or the Company, in each case without providing the other party with a reasonable opportunity to review and comment thereon. If, at any time prior to the Effective Time, any information relating to Parent, MD Reincorporation Sub, the Company or any of their respective Affiliates, directors or officers, should be discovered by Parent, MD Reincorporation Sub or the Company which should be set forth in an amendment or supplement to either the Form N-14 or the Joint Proxy Statement, so that either such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be prepared and, following a reasonable opportunity for the other party (and its counsel) to review and comment on such amendment or supplement, promptly filed with the SEC and, to the extent required by Applicable Law, disseminated to the stockholders of Parent and the Company. Subject to Applicable Law, each party shall notify the other promptly of the time when the Form N-14 has become effective, of the issuance of any stop order or suspension of the qualification of the Parent Common Stock issuable in connection with the First Merger for offering or sale in any jurisdiction, or of the receipt of any comments from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Joint Proxy Statement or the Form N-14 or for additional information and shall supply each other with copies of all correspondence between either party or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Joint Proxy Statement, the Form N-14 or the First Merger.

(g)    Section 6.20 in the Original Agreement is deleted in its entirety and replaced by the following:

Maryland Reincorporation. Prior to the filing of the Form N-14, Parent shall form MD Reincorporation Sub and, no later than one day prior to the First Merger, pursuant to the Reincorporation Plan of Merger in substantially the form set forth in Exhibit C attached hereto, merge with and into MD Reincorporation Sub with MD Reincorporation Sub surviving as the surviving corporation. In connection with the Parent Maryland Reincorporation, the Articles of Incorporation of the surviving corporation shall be substantially in the form as set forth in Exhibit A hereto and shall remain in effect until thereafter amended in accordance with Applicable Law and the applicable provisions of such Articles of Incorporation (subject to Section 6.7). The Parent Maryland Reincorporation is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. For the avoidance of doubt, from and after the effective time of the merger pursuant to the Reincorporation Plan of Merger, all references in this Agreement to “Parent” shall be understood as referring to MD Reincorporation Sub in its capacity as the surviving corporation in such merger and all references in this Agreement to “Parent Common Stock” shall be understood as referring to the common stock, par value $0.001 per share, of MD Reincorporation Sub as the surviving corporation in such merger.

2.    Miscellaneous.

(a)    This Amendment shall only serve to amend and modify the Original Agreement to the extent specifically provided herein. All terms, conditions, provisions and references of and to the Original Agreement which are not specifically modified and/or amended herein shall remain in full force and effect and shall not be altered by any provisions herein contained. On and after the date of this Amendment, each reference in the Original Agreement to the “Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Original Agreement in any other agreements, documents or instruments executed and delivered pursuant to the Original Agreement, shall mean and be a reference to the Original Agreement, as amended by this Amendment; provided that references to “the date of this Agreement,” “the date hereof,” and other similar references in the Original Agreement shall continue to refer to the date of the Original Agreement and not to the date of this Amendment.

(b)    This Amendment shall be subject to the general provisions contained in Article IX of the Original Agreement, which are incorporated by reference herein, in each case, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, Parent, Acquisition Sub, the Parent External Adviser and the Company have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

CRESCENT CAPITAL BDC, INC.

By:	/s/ Jason A. Breaux
Name: Jason A. Breaux Title: Chief Executive Officer, CBDC

ATLANTIS ACQUISITION SUB, INC.

By:	/s/ Jason A. Breaux
Name: Jason A. Breaux Title: Chief Executive Officer

CRESCENT CAP ADVISORS, LLC

By:	/s/ Jason A. Breaux
Name: Jason A. Breaux Title: Chief Executive Officer

By:	/s/ George P. Hawley
Name: George P. Hawley Title: General Counsel

ALCENTRA CAPITAL CORPORATION

By:	/s/ Suhail A. Shaikh
Name: Suhail A. Shaikh Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to Agreement and Plan of Merger]

Exhibit A

Maryland Charter

CRESCENT REINCORPORATION SUB, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Crescent Reincorporation Sub, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter of the Corporation currently in effect and as hereinafter amended:

ARTICLE I

INCORPORATOR

Christopher W. Pate, whose address is 750 East Pratt Street, Suite 900, Baltimore, Maryland 21202, being at least 18 years of age, formed a corporation under the general laws of the State of Maryland on September 10, 2019.

ARTICLE II

NAME

The name of the corporation (the “Corporation”) is:

Crescent Capital BDC, Inc.

ARTICLE III

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, conducting and carrying on the business of a business development company under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “1940 Act”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 Saint Paul Street, Suite 820, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 Saint Paul Street, Suite 820, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 5.1 Number, Classification and Election of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation is five, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the “Bylaws”), but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”).

The directors (other than any director elected solely by holders of shares of one or more classes or series of stock of the Corporation established pursuant to Section 6.4 hereof) shall be classified into three classes, Class I, Class II and Class III. Directors in Class II shall serve for a term ending at the annual meeting of stockholders to be held in 2020, directors in Class III shall serve for a term ending at the annual meeting of stockholders to be held in 2021 and directors in Class I shall serve for a term ending at the annual meeting of stockholders to be held in 2022 and, in each such case, until their successors are duly elected and qualify or until their earlier death, resignation or removal. The number of directors in each class shall be as nearly equal in number as possible, as determined by the Board of Directors. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to serve for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. The names of the directors who shall serve until their successors are duly elected and qualify are:1

Name	Class
George G. Strong, Jr.	I

John S. Bowman	II

Michael S. Segal	II

Steven F. Strandberg	III

Christopher G. Wright	III

The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, that, subject to any requirements of the 1940 Act applicable to the Corporation and except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Stock (as defined herein), any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which such vacancy occurred and until a successor is duly elected and qualifies.

Section 5.2 Extraordinary Actions. Except as specifically provided in Section 5.6 (relating to removal of directors) and in Section 7.2 (relating to certain actions and certain amendments to the charter of the Corporation (the “Charter”)), notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

[1]	Current directors will need to increase the size of the Board from three to five directors and elect the five named individuals as directors effective upon their resignations.

Section 5.3 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.4 Preemptive and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon such terms and conditions as specified by the Board of Directors, shall determine that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Section 5.5 Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, acquisition of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, cash flow, funds from operations, adjusted funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been set aside, paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock of the Corporation) or of the Bylaws; the number of shares of stock of any class or series of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other entity; the compensation of directors, officers, employees or agents of the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

Section 5.6 Removal of Directors. Subject to the rights of holders of one or more classes or series of stock established pursuant to Section 6.4 hereof to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

Section 5.7 Advisor Agreements. Subject to such approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership

(limited or general) or other organization shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).

Section 5.8 Corporate Opportunities. The Corporation shall have the power, by resolution of the Board of Directors, to renounce any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities or classes or categories of business opportunities that are presented to the Corporation or developed by or presented to one or more directors or officers of the Corporation, including any director or officer who also serves as a director, officer or employee of any entity that provides investment advisory services to the Corporation or as a member of the investment committee of any such entity.

ARTICLE VI

STOCK

Section 6.1 Authorized Shares. The Corporation has authority to issue 200,010,000 shares of stock, consisting of 200,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 10,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $200,010. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 6.2, 6.3 or 6.4 of this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 6.2 Common Stock. Except as may otherwise be specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.

Section 6.3 Preferred Stock. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, into one or more classes or series of stock.

Section 6.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document.

Section 6.5 Inspection of Books and Records. A stockholder that is otherwise eligible under applicable law to inspect the Corporation’s books of account or stock ledger or other specified documents of the Corporation shall have no right to make such inspection if the Board of Directors determines that such stockholder has an improper purpose for requesting such inspection.

Section 6.6 Special Effective Date of Transfer. During the period beginning with the merger of Crescent Capital BDC, Inc., a Delaware corporation, with and into the Corporation (the “Reincorporation Merger”) and ending 365 days after the date of the listing of the Common Stock on a national securities exchange (the “Listing”), any transfer (whether by sale, gift, merger, operation of law or otherwise), exchange, assignment, pledge, hypothecation or other disposition or encumbrance (collectively, “Transfer”) of any shares of Common Stock acquired by a stockholder attendant to the Reincorporation Merger shall be prohibited, and therefore not effective, until the later of (a) the applicable Effective Date described in this Section 6.6 and (b) the date of such Transfer, unless (i) the Board of Directors provides prior written consent permitting an earlier Effective Date and (ii) the Transfer is made in accordance with applicable securities and other laws. The “Effective Date” shall mean 180 days after the date of the Listing for one-third of the shares of Common Stock acquired by a stockholder in the Reincorporation Merger, 270 days after the date of the Listing for an additional one-third of the shares of Common Stock acquired by a stockholder in the Reincorporation Merger and 365 days after the date of the Listing for the remaining one-third of the shares of Common Stock acquired by a stockholder in the Reincorporation Merger. The Board of Directors may impose certain conditions in connection with granting its consent to an earlier Effective Date and any such consent shall be granted in the sole discretion of the Board of Directors. Any purported Transfer of any shares of Common Stock effected on an earlier Effective Date in violation of this Section 6.6 shall have no force or effect, and the Corporation shall not register or permit registration of (and shall direct its transfer agent, if any, not to register or permit registration of) any such purported Transfer on its books and records until the applicable Effective Date. The restrictions on Transfer in this Section 6.6 shall have no force or effect with regard to any shares of Common Stock acquired by a stockholder following the Reincorporation Merger from the Corporation or its subsidiaries.

Section 6.7 Charter and Bylaws. The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

ARTICLE VII

AMENDMENTS; CERTAIN EXTRAORDINARY TRANSACTIONS

Section 7.1 Amendments Generally. The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation.

Section 7.2 Approval of Certain Extraordinary Actions and Charter Amendments.

(a) Required Votes. The affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter, each voting as a separate class, shall be necessary to effect:

(i) Any amendment to the Charter to make the Common Stock a “redeemable security” or to convert the Corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

(ii) The liquidation or dissolution of the Corporation and any amendment to the Charter to effect any such liquidation or dissolution; and

(iii) Any amendment to Section 5.1, Section 5.2, Section 5.6, Section 7.1 or this Section 7.2;

provided, however, that, if the Continuing Directors (as defined herein), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the Board of Directors, approve such proposal or amendment, the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast shall be required to approve such matter.

(b) Continuing Directors. “Continuing Directors” shall mean the directors identified in Article V, Section 5.1 and the directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then on the Board of Directors.

ARTICLE VIII

LIMITATION OF LIABILITY; INDEMNIFICATION AND ADVANCE OF EXPENSES

Section 8.1 Limitation of Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

Section 8.2 Indemnification and Advance of Expenses. To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided herein shall vest immediately upon election of a director or officer. The Corporation may, with the approval of the Board of Directors, provide such indemnification and advance of expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided herein shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Section 8.3 1940 Act. The provisions of this Article VIII shall be subject to the limitations of the 1940 Act applicable to the Corporation.

Section 8.4 Amendment or Repeal. Neither the amendment nor repeal of this Article VIII, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VIII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE IX

EXCLUSIVE FORUM FOR CERTAIN LITIGATION

Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any Internal Corporate Claim, as such term is defined in Section 1-101(p) of the MGCL, including, without limitation, (i) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation or (ii) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL, the Charter or the Bylaws, or (c) any other action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine.

THIRD: The amendment and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article IV of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.

SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to the foregoing amendment and restatement of the charter was 1,000, consisting of 1,000 shares of common stock, par value $0.001 per share. The aggregate par value of all shares of stock having par value was $1.

EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 200,010,000, consisting of 200,000,000 shares of common stock, par value $0.001 per share, and 10,000 shares of preferred stock, par value $0.001 per share. The aggregate par value of all authorized shares of stock having par value is $200,010.

NINTH: The undersigned acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and President and attested to by its Secretary on this _____ day of ______________, 2019.

ATTEST:	CRESCENT REINCORPORATION SUB, INC.

	By:		(SEAL)
Name: George P. Hawley		Name: Jason A. Breaux
Title: Secretary		Title: Chief Executive Officer and President

Exhibit B

Reincorporation Plan of Merger

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of                      , 2019, between Crescent Reincorporation Sub, Inc., a Maryland corporation (the “Surviving Entity”), and Crescent Capital BDC, Inc., a Delaware corporation (the “Merging Entity”).

RECITALS

WHEREAS, the Surviving Entity is a wholly owned subsidiary of the Merging Entity;

WHEREAS, the Board of Directors of the Merging Entity and the Board of Directors of the Surviving Entity each have determined that a merger of the Merging Entity with and into the Surviving Entity is in the best interests of their respective corporations and stockholders, and accordingly have agreed to effect the merger provided for herein upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, the parties hereto hereby adopt the plan of reorganization encompassed by this agreement and agree as follows:

ARTICLE 1

1. The Merger.

1.1. The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.3), the Merging Entity shall be merged with and into the Surviving Entity in accordance with this Agreement and the separate corporate existence of the Merging Entity shall thereupon cease (the “Merger”). The Surviving Entity shall be the surviving entity in the Merger. The Merger shall have the effects specified in Section 3-114 of the Maryland General Corporation Law (the “MGCL”) and Section 259 of the Delaware General Corporation (the “DGCL”).

1.2. The Closing. Subject to the terms and conditions of this Agreement, the closing of the Merger (the “Closing”) shall take place at such time, date or place as the Merging Entity and the Surviving Entity may agree. The date on which the Closing occurs is hereinafter referred to as the “Closing Date.”

1.3. Effective Time. If all the conditions to the Merger set forth in Article 5 shall have been fulfilled or waived in accordance herewith and this Agreement shall not have been terminated as provided in Article 6, the parties hereto shall cause Articles of Merger relating to the Merger (the “Articles of Merger”) and a Certificate of Ownership and Merger relating to the Merger (the “Certificate of Merger”) to be properly executed, verified and delivered for filing in accordance with the MGCL and the DGCL on the Closing Date. The Merger shall become effective upon the later of the acceptance for record of the Articles of Merger by the State Department of Assessments and Taxation of Maryland (the “SDAT”) in accordance with the MGCL or the filing of the Certificate of Merger with the Secretary of State of Delaware (the “Delaware Secretary”) in accordance with the DGCL or at such later time which the parties hereto shall have agreed upon and designated in such filings in accordance with applicable law as the effective time of the Merger (the “Effective Time”).

ARTICLE 2

2. Name, Charter and Bylaws of the Surviving Entity.

2.1. Name of the Surviving Entity. The name of the Surviving Entity shall be “Crescent Capital BDC, Inc.”

2.2. Charter. The charter of the Surviving Entity shall be substantially in the form attached hereto as Exhibit A (the “Surviving Entity Charter”) until duly amended in accordance with applicable law.

2.3. Bylaws. The Bylaws of the Surviving Entity immediately prior to the Effective Time (the “Surviving Entity Bylaws”) shall be the Bylaws of the Surviving Entity as of the Effective Time until duly amended in accordance with applicable law.

ARTICLE 3

3. Directors and Officers of the Surviving Entity.

3.1 Directors. The directors of the Merging Entity immediately prior to the Effective Time shall be the directors of the Surviving Entity as of the Effective Time.

3.2. Officers. The officers of the Merging Entity immediately prior to the Effective Time shall be the officers of the Surviving Entity as of the Effective Time.

ARTICLE 4

4. Effect of Merger on Shares of Stock.

4.1 Effect of Merger on Shares of Stock of the Merging Entity. At the Effective Time, each issued and outstanding share of common stock, par value $0.001 per share, of the Merging Entity (“Merging Entity Common Stock”) issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without an exchange of certificates or any action on the part of the holder thereof, be converted into one issued and outstanding share of common stock, par value $0.001 per share, of the Surviving Entity (“Surviving Entity Common Stock”).

4.2 Effect of Merger on Shares of Stock of the Surviving Entity. At the Effective Time, each issued and outstanding share of Surviving Entity Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and retired without any conversion thereof and no payment or distribution of any consideration shall be made with respect thereto.

4.3 Stock Certificates. Upon and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Merging Entity Common Stock will be deemed for all purposes to evidence ownership of and to represent the shares of Surviving Entity Common Stock into which the shares of the Merging Entity represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Merging Entity or its transfer agent of any such outstanding stock certificate will, until such certificate is surrendered for transfer or conversion or otherwise accounted for to the Surviving Entity or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Surviving Entity Common Stock.

ARTICLE 5

5. Representations and Warranties of the Merging Entity.

5.1 Corporate Existence. The Merging Entity is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

5.2 Capacity. The Merging Entity has all corporate right, power and legal capacity to execute and deliver this Agreement and, subject to obtaining the Required Stockholder Approval (as defined in Section 8.1(a)), to perform its obligations hereunder.

5.3 Authority; Enforceability. The execution, delivery and performance by the Merging Entity of this Agreement and the consummation by the Merging Entity of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action and no other corporate proceedings on the part of the Merging Entity are necessary to approve the Merger or to consummate the transaction contemplated hereby (other than obtaining the Required Stockholder Approval and the filing with and acceptance for record by the SDAT of the Articles of Merger in accordance with the MGCL and the filing with the Delaware Secretary of the Certificate of Merger in accordance with the DGCL). This Agreement has been duly and validly executed and delivered by the Merging Entity and, assuming the valid execution and delivery of the Agreement by the Surviving Entity, constitutes the legal, valid and binding obligation of the Merging Entity, enforceable against the Merging Entity in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws, now or hereafter in effect, affecting enforcement of creditors’ rights and remedies generally, and general principles of equity affecting the availability of specific performance or other equitable remedies.

5.4 Capitalization. As of the date hereof, the authorized stock of the Merging Entity consists of 200,000,000 shares of Merging Entity Common Stock and 10,000 shares of preferred stock, par value $0.001 per share (“Merging Entity Preferred Stock”). As of the close of business on                      , 2019, [                ] shares of Merging Entity Common Stock and no shares of Merging Entity Preferred Stock were issued and outstanding. No subscription, option, warrant, call, conversion right or commitment of any kind exists which obligates the Merging Entity to issue any equity securities or to grant any right to acquire such equity securities. The Merging Entity does not have any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interests therein or to pay any dividend or make any distribution in respect thereof. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Merging Entity. All outstanding shares of stock of the Merging Entity are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.

ARTICLE 6

6. Representations and Warranties of the Surviving Entity.

6.1 Corporate Existence. The Surviving Entity is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

6.2 Capacity. The Surviving Entity has all corporate right, power and legal capacity to execute and deliver this Agreement and to perform its obligations hereunder.

6.3 Authority; Enforceability. The execution, delivery and performance by the Surviving Entity of this Agreement and the consummation by the Surviving Entity of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action and no other corporate proceedings on the part of the Surviving Entity are necessary to approve the Merger or to consummate the transaction contemplated hereby

(other than the filing with and acceptance for record by the SDAT of the Surviving Entity Charter and the Articles of Merger in accordance with the MGCL and the filing with the Delaware Secretary of the Certificate of Merger in accordance the DGCL). This Agreement has been duly and validly executed and delivered by the Surviving Entity and, assuming the valid execution and delivery of the Agreement by the Merging Entity, constitutes the legal, valid and binding obligation of the Surviving Entity, enforceable against the Surviving Entity in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws, now or hereafter in effect, affecting enforcement of creditors’ rights and remedies generally, and general principles of equity affecting the availability of specific performance or other equitable remedies.

ARTICLE 7

7. Additional Agreements.

7.1 Approvals and Filings. As promptly as practicable following the date of this Agreement, the Surviving Entity and the Merging Entity shall prepare and file all documentation (including a registration statement on Form N-14 and a proxy statement, as applicable) and seek approval from their respective stockholders (including, with respect to the Merging Entity, calling a special meeting of stockholders) to the extent required under their respective governing documents, the DGCL, the MGCL and applicable securities laws in connection with the Merger and the other transactions described in this Agreement.

7.2 Charter and Bylaws. The Surviving Entity shall take or cause to be taken such action as may be necessary to approve the Surviving Entity Charter and the Surviving Entity Bylaws and to file the Surviving Entity Charter with the SDAT prior to the Effective Time.

7.3 Directors and Officers. The Surviving Entity shall cause to be taken such action as may be necessary to increase the number of directors of the Surviving Entity to five and to elect the directors and officers of the Merging Entity immediately prior to the Effective Time as the directors and officers of the Surviving Entity as of the Effective Time.

ARTICLE 8

8. Closing Conditions.

8.1 Conditions to Each Party’s Obligations to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

(a) The Merger shall have been duly approved by the holders of a majority of the outstanding shares of Merging Entity Common Stock entitled to vote on the Merger (the “Required Stockholder Approval”) in accordance with applicable law.

(b) No court or other governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, injunction, judgment or ruling (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits or makes illegal consummation of the Merger.

8.2 Conditions to the Obligation of the Merging Entity. The obligation of the Merging Entity to effect the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

(a) The representations and warranties of the Surviving Entity contained in this Agreement shall be true and correct as of the Closing Date (except that those representations and warranties which address matters only as of a particular date shall have been true and correct only as of such date).

(b) The Surviving Entity shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Closing.

8.3 Conditions to the Obligation of the Surviving Entity. The obligation of the Surviving Entity to effect the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

(a) The representations and warranties of the Merging Entity contained in this Agreement shall be true and correct as of the Closing Date (except that those representations and warranties which address matters only as of a particular date shall have been true and correct only as of such date).

(b) The Merging Entity shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Closing.

ARTICLE 9

9. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval of the Merger by the stockholders of the Merging Entity, by the mutual written consent of the Merging Entity and the Surviving Entity.

ARTICLE 10

10. General Provisions.

10.1 Entire Agreement. This Agreement, the Exhibits and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

10.2 Amendment. This Agreement may be amended by the parties hereto, by action taken by their respective Boards of Directors, at any time before or after approval of the Merger by the stockholders of the Merging Entity, but after any such stockholder approval, no amendment shall be made which by law requires the further approval of the stockholders of the Merging Entity without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

10.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland and the State of Delaware without regard to its rules of conflict of laws.

10.4 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

10.5 Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

10.6 Interpretation. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

10.7 Incorporation. All Exhibits attached hereto and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

10.8 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.

CRESCENT REINCORPORATION SUB, INC.

By:
Name:
Title:

CRESCENT CAPITAL BDC, INC.

By:
Name:
Title:

EXHIBIT A

SURVIVING ENTITY CHARTER

Maryland Charter

CRESCENT REINCORPORATION SUB, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Crescent Reincorporation Sub, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter of the Corporation currently in effect and as hereinafter amended:

ARTICLE I

INCORPORATOR

Christopher W. Pate, whose address is 750 East Pratt Street, Suite 900, Baltimore, Maryland 21202, being at least 18 years of age, formed a corporation under the general laws of the State of Maryland on September 10, 2019.

ARTICLE II

NAME

The name of the corporation (the “Corporation”) is:

Crescent Capital BDC, Inc.

ARTICLE III

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, conducting and carrying on the business of a business development company under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “1940 Act”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 Saint Paul Street, Suite 820, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 Saint Paul Street, Suite 820, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 5.1 Number, Classification and Election of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation is five, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the “Bylaws”), but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”).

The directors (other than any director elected solely by holders of shares of one or more classes or series of stock of the Corporation established pursuant to Section 6.4 hereof) shall be classified into three classes, Class I, Class II and Class III. Directors in Class II shall serve for a term ending at the annual meeting of stockholders to be held in 2020, directors in Class III shall serve for a term ending at the annual meeting of stockholders to be held in 2021 and directors in Class I shall serve for a term ending at the annual meeting of stockholders to be held in 2022 and, in each such case, until their successors are duly elected and qualify or until their earlier death, resignation or removal. The number of directors in each class shall be as nearly equal in number as possible, as determined by the Board of Directors. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to serve for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. The names of the directors who shall serve until their successors are duly elected and qualify are:1

Name	Class
George G. Strong, Jr.	I

John S. Bowman	II

Michael S. Segal	II

Steven F. Strandberg	III

Christopher G. Wright	III

The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, that, subject to any requirements of the 1940 Act applicable to the Corporation and except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Stock (as defined herein), any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which such vacancy occurred and until a successor is duly elected and qualifies.

Section 5.2 Extraordinary Actions. Except as specifically provided in Section 5.6 (relating to removal of directors) and in Section 7.2 (relating to certain actions and certain amendments to the charter of the Corporation (the “Charter”)), notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

[1]	Current directors will need to increase the size of the Board from three to five directors and elect the five named individuals as directors effective upon their resignations.

Section 5.3 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.4 Preemptive and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon such terms and conditions as specified by the Board of Directors, shall determine that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Section 5.5 Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, acquisition of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, cash flow, funds from operations, adjusted funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been set aside, paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock of the Corporation) or of the Bylaws; the number of shares of stock of any class or series of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other entity; the compensation of directors, officers, employees or agents of the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

Section 5.6 Removal of Directors. Subject to the rights of holders of one or more classes or series of stock established pursuant to Section 6.4 hereof to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

Section 5.7 Advisor Agreements. Subject to such approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership

(limited or general) or other organization shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).

Section 5.8 Corporate Opportunities. The Corporation shall have the power, by resolution of the Board of Directors, to renounce any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities or classes or categories of business opportunities that are presented to the Corporation or developed by or presented to one or more directors or officers of the Corporation, including any director or officer who also serves as a director, officer or employee of any entity that provides investment advisory services to the Corporation or as a member of the investment committee of any such entity.

ARTICLE VI

STOCK

Section 6.1 Authorized Shares. The Corporation has authority to issue 200,010,000 shares of stock, consisting of 200,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 10,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $200,010. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 6.2, 6.3 or 6.4 of this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 6.2 Common Stock. Except as may otherwise be specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.

Section 6.3 Preferred Stock. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, into one or more classes or series of stock.

Section 6.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document.

Section 6.5 Inspection of Books and Records. A stockholder that is otherwise eligible under applicable law to inspect the Corporation’s books of account or stock ledger or other specified documents of the Corporation shall have no right to make such inspection if the Board of Directors determines that such stockholder has an improper purpose for requesting such inspection.

Section 6.6 Special Effective Date of Transfer. During the period beginning with the merger of Crescent Capital BDC, Inc., a Delaware corporation, with and into the Corporation (the “Reincorporation Merger”) and ending 365 days after the date of the listing of the Common Stock on a national securities exchange (the “Listing”), any transfer (whether by sale, gift, merger, operation of law or otherwise), exchange, assignment, pledge, hypothecation or other disposition or encumbrance (collectively, “Transfer”) of any shares of Common Stock acquired by a stockholder attendant to the Reincorporation Merger shall be prohibited, and therefore not effective, until the later of (a) the applicable Effective Date described in this Section 6.6 and (b) the date of such Transfer, unless (i) the Board of Directors provides prior written consent permitting an earlier Effective Date and (ii) the Transfer is made in accordance with applicable securities and other laws. The “Effective Date” shall mean 180 days after the date of the Listing for one-third of the shares of Common Stock acquired by a stockholder in the Reincorporation Merger, 270 days after the date of the Listing for an additional one-third of the shares of Common Stock acquired by a stockholder in the Reincorporation Merger and 365 days after the date of the Listing for the remaining one-third of the shares of Common Stock acquired by a stockholder in the Reincorporation Merger. The Board of Directors may impose certain conditions in connection with granting its consent to an earlier Effective Date and any such consent shall be granted in the sole discretion of the Board of Directors. Any purported Transfer of any shares of Common Stock effected on an earlier Effective Date in violation of this Section 6.6 shall have no force or effect, and the Corporation shall not register or permit registration of (and shall direct its transfer agent, if any, not to register or permit registration of) any such purported Transfer on its books and records until the applicable Effective Date. The restrictions on Transfer in this Section 6.6 shall have no force or effect with regard to any shares of Common Stock acquired by a stockholder following the Reincorporation Merger from the Corporation or its subsidiaries.

Section 6.7 Charter and Bylaws. The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

ARTICLE VII

AMENDMENTS; CERTAIN EXTRAORDINARY TRANSACTIONS

Section 7.1 Amendments Generally. The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation.

Section 7.2 Approval of Certain Extraordinary Actions and Charter Amendments.

(a) Required Votes. The affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter, each voting as a separate class, shall be necessary to effect:

(i) Any amendment to the Charter to make the Common Stock a “redeemable security” or to convert the Corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

(ii) The liquidation or dissolution of the Corporation and any amendment to the Charter to effect any such liquidation or dissolution; and

(iii) Any amendment to Section 5.1, Section 5.2, Section 5.6, Section 7.1 or this Section 7.2;

provided, however, that, if the Continuing Directors (as defined herein), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the Board of Directors, approve such proposal or amendment, the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast shall be required to approve such matter.

(b) Continuing Directors. “Continuing Directors” shall mean the directors identified in Article V, Section 5.1 and the directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then on the Board of Directors.

ARTICLE VIII

LIMITATION OF LIABILITY; INDEMNIFICATION AND ADVANCE OF EXPENSES

Section 8.1 Limitation of Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

Section 8.2 Indemnification and Advance of Expenses. To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided herein shall vest immediately upon election of a director or officer. The Corporation may, with the approval of the Board of Directors, provide such indemnification and advance of expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided herein shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Section 8.3 1940 Act. The provisions of this Article VIII shall be subject to the limitations of the 1940 Act applicable to the Corporation.

Section 8.4 Amendment or Repeal. Neither the amendment nor repeal of this Article VIII, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VIII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE IX

EXCLUSIVE FORUM FOR CERTAIN LITIGATION

Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any Internal Corporate Claim, as such term is defined in Section 1-101(p) of the MGCL, including, without limitation, (i) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation or (ii) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL, the Charter or the Bylaws, or (c) any other action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine.

THIRD: The amendment and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article IV of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.

SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to the foregoing amendment and restatement of the charter was 1,000, consisting of 1,000 shares of common stock, par value $0.001 per share. The aggregate par value of all shares of stock having par value was $1.

EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 200,010,000, consisting of 200,000,000 shares of common stock, par value $0.001 per share, and 10,000 shares of preferred stock, par value $0.001 per share. The aggregate par value of all authorized shares of stock having par value is $200,010.

NINTH: The undersigned acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and President and attested to by its Secretary on this _____ day of ______________, 2019.

ATTEST:	CRESCENT REINCORPORATION SUB, INC.

	By:		(SEAL)
Name: George P. Hawley		Name: Jason A. Breaux
Title: Secretary		Title: Chief Executive Officer and President

ANNEX C-1

[LETTERHEAD OF HOULIHAN LOKEY CAPITAL, INC.]

August 12, 2019

Alcentra Capital Corporation

200 Park Avenue, 7th Floor

New York, NY 10166

Attention: Independent Committee of the Board of Directors

Dear Members of the Independent Committee of the Board of Directors:

We understand that Alcentra Capital Corporation (the “Company”) intends to enter into an Agreement and Plan of Merger (the “Agreement”) by and among Crescent Capital BDC, Inc. (“Parent”), Atlantis Acquisition Sub, Inc., a wholly owned Subsidiary of Parent (“Acquisition Sub”), the Company and CBDC Advisors, LLC (“Parent External Adviser”), pursuant to which, among other things (i) Acquisition Sub will merge with the Company (the “First Merger”), (ii) each outstanding share of common stock, par value $0.001 per share (“Company Common Stock”), of the Company will be converted into the right to receive $3.1784 in cash (the “Cash Consideration”), subject to adjustment as provided in the Agreement (as to which adjustment we express no view or opinion), and 0.4041 shares of common stock, par value $0.001 per share (“Parent Common Stock”), of Parent (the “Share Consideration” and, together with the Cash Consideration, the “Merger Consideration”), and (iii) the Company will become a wholly owned subsidiary of Parent. We also understand that immediately following the First Merger, the Company will merge with Parent (the “Second Merger” and, together with the First Merger, the “Transaction”).

The Independent Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company has requested that Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provide an opinion (the “Opinion”) to the Committee as to whether, as of the date hereof, the Merger Consideration to be received by the holders of Company Common Stock other than Parent, Acquisition Sub, Parent External Adviser, their respective affiliates and the subsidiaries of the Company (collectively, the “Excluded Holders”) in the First Merger pursuant to the Agreement is fair, from a financial point of view, to such holders (other than the Excluded Holders).

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1.	reviewed a draft, dated August 11, 2019, of the Agreement;

2.	reviewed certain publicly available business and financial information relating to the Company and Parent that we deemed to be relevant;

3.

reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company and Parent made available to us by the Company and Parent, including (i) financial projections prepared by the management of the Company relating to the Company for the years ending 2019 through 2023 (the “Company Projections”) and (ii) financial projections prepared by the management of Parent relating to Parent for the years ending 2019 through 2023 (the “Parent Projections”);

4.

spoken with certain members of the respective managements of the Company and Parent and certain of their representatives and advisors regarding the respective businesses, operations, financial condition and prospects of the Company and Parent, the Transaction and related matters;

5.	compared the financial and operating performance of the Company and Parent with that of companies with publicly traded equity securities that we deemed to be relevant;

C1-1

6.	considered the publicly available financial terms of certain transactions that we deemed to be relevant; and

7.	conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. In addition, management of the Company has advised us, and we have assumed, that the Company Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of the Company. Furthermore, with your authorization we have assumed that the Parent Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Parent as to the future financial results and condition of Parent. With your authorization, we have assumed that the Company Projections and the Parent Projections provide a reasonable basis on which to evaluate the Company, Parent and the Transaction and we have, with your authorization, used and relied upon the Company Projections and the Parent Projections for purposes of our analyses and this Opinion. We express no view or opinion with respect to the Company Projections, the Parent Projections or the respective assumptions on which they are based. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or Parent since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.

We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Agreement and all other related documents and instruments that are referred to therein are true and correct, (b) each party to the Agreement and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Transaction will be satisfied without waiver thereof, and (d) the Transaction will be consummated in a timely manner in accordance with the terms described in the Agreement and such other related documents and instruments, without any amendments or modifications thereto that would be material to our analyses or this Opinion. We have also assumed that the First Merger and the Second Merger, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the of the Internal Revenue Code of 1986, as amended. We have relied upon and assumed, without independent verification, that (i) the Transaction will be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would result in the disposition of any assets of the Company or Parent, or otherwise have an effect on the Transaction, the Company, Parent or Parent External Adviser or any expected benefits of the Transaction that would be material to our analyses or this Opinion. In addition, we have relied upon and assumed, without independent verification, that the final form of the Agreement will not differ from the draft of the Agreement identified above in any respect material to our analyses or this Opinion.

Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company, Parent or any other party, nor were we provided with any such appraisal or evaluation. We did not estimate, and express no opinion regarding, the liquidation value of any entity or business. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company, Parent or Parent External Adviser is or may be a party or is or may be subject, or of any governmental

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investigation of any possible unasserted claims or other contingent liabilities to which the Company, Parent or Parent External Adviser is or may be a party or is or may be subject.

This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. We are not expressing any opinion as to what the value of shares of Parent Common Stock actually will be when issued pursuant to the Transaction or the price or range of prices at which shares of Company Common Stock or Parent Common Stock may be purchased or sold, or otherwise be transferable, at any time.

This Opinion is furnished for the use of the Committee (in its capacity as such) in connection with its evaluation of the Transaction and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Committee, the Board, any security holder or any other party as to how to act or vote with respect to any matter relating to the Transaction or otherwise.

In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, Parent, Parent External Adviser or any other party that may be involved in the Transaction and their respective affiliates or security holders or any currency or commodity that may be involved in the Transaction.

Houlihan Lokey and certain of its affiliates have in the past provided and are currently providing investment banking, financial advisory and/or other financial or consulting services to The Bank of New York Mellon Corporation (“BNY”), or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, BNY or its direct or indirect subsidiaries (collectively, with BNY, the “BNY Group”) and Crescent Capital Group, LP (“Crescent”), an affiliate of Parent, or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, Crescent (collectively, with Crescent, the “Crescent Group”), for which Houlihan Lokey and its affiliates have received, and may receive, compensation, including, among other things, (i) having provided certain valuation advisory services to a fund managed by an affiliate of Alcentra Limited (“Alcentra Ltd.”), a member of the BNY Group, in 2018, (ii) having acted as financial advisor to a group of senior lenders, of which Alcentra Ltd. was a member, to Fraikin Limited in connection with a restructuring transaction, which closed in April 2018, (iii) currently acting as financial advisor to the unsecured creditors committee, of which BNY is a member, of Sears Holding Corporation in connection with its chapter 11 restructuring, and (iv) having acted as financial advisor to a group of noteholders, of which Crescent was a substantial member, with respect to such group’s interests in The Rockport Company LLC (“Rockport”), and following such group’s assumption of a majority equity interest in Rockport, having acted as financial advisor to Rockport in connection with its asset sale pursuant to Section 363 of the Bankruptcy Code, which closed in July 2018. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, Parent, members of the BNY Group, members of the Crescent Group, other participants in the Transaction or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of our and their respective employees may have committed to invest in private equity or other investment funds managed or advised by BNY, Alcentra Ltd., Crescent, other participants in the Transaction or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with members of the BNY Group, members of the Crescent Group, other participants in the Transaction or certain of their respective affiliates or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors,

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creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, Parent, members of the BNY Group, members of the Crescent Group, other participants in the Transaction or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

Houlihan Lokey has acted as financial advisor to the Committee in connection with, and has participated in certain of the negotiations leading to, the Transaction and will receive a fee for such services, a portion of which became payable to us upon the rendering of this Opinion and a substantial portion of which is contingent upon the consummation of the First Merger. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement with the Company.

This Opinion only addresses the fairness, from a financial point of view, to the holders of Company Common Stock other than the Excluded Holders of the Merger Consideration to be received by such holders (other than the Excluded Holders) in the First Merger pursuant to the Agreement and does not address any other aspect or implication of the Transaction, any related transaction or any agreement, arrangement or understanding entered into in connection therewith or otherwise including without limitation, the conversion of Parent to a Maryland corporation, the Second Merger, the stock repurchase program to be implemented by Parent following the Transaction, or the agreement entered into by Parent External Adviser with Parent for the purpose of providing investment advisory or investment management services or the amendment thereof pursuant to the Agreement. We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Committee, the Board, the Company, Parent, Parent External Adviser, their respective security holders or any other party to proceed with or effect the First Merger, the Second Merger or the Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the First Merger, the Second Merger, the Transaction or otherwise (other than the Merger Consideration to the extent expressly specified herein), (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of the Company, Parent or Parent External Adviser or to any other party, except if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the relative merits of the First Merger, the Second Merger or the Transaction as compared to any alternative business strategies or transactions that might be available to the Company, Parent, Parent External Adviser or any other party, (v) the fairness of any portion or aspect of the First Merger, the Second Merger or the Transaction to any one class or group of the Company’s, Parent’s, Parent External Adviser’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s, Parent’s, Parent External Adviser’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not the Company, Parent, Parent External Adviser, their respective security holders or any other party is receiving or paying reasonably equivalent value in the First Merger, the Second Merger or the Transaction, (vii) the solvency, creditworthiness or fair value of the Company, Parent, Parent External Adviser or any other participant in the Transaction, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the First Merger, the Second Merger or the Transaction, any class of such persons or any other party, relative to the Merger Consideration or otherwise, (ix) the appropriate capital structure of Parent after giving effect to the Transaction or the amounts, types, classes and terms of the securities to be issued by Parent in the Transaction or otherwise, or (x) the dilutive or other pro forma effects of the Transaction on the existing security holders of the Company, Parent or Parent External Adviser. We are not expressing any opinion, counsel or interpretation in matters that require legal, environmental, regulatory, accounting, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have

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relied, with the consent of the Company, on the assessments by the Committee, the Board, the Company, Parent, Parent External Adviser and their respective advisors, as to all legal, environmental, regulatory, accounting, insurance, tax and other similar matters with respect to the Company, Parent, Parent External Adviser and the Transaction or otherwise. The issuance of this Opinion was approved by a committee of Houlihan Lokey authorized to approve opinions of this nature.

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Merger Consideration to be received by the holders of Company Common Stock other than the Excluded Holders in the First Merger pursuant to the Agreement is fair, from a financial point of view, to such holders (other than the Excluded Holders).

Very truly yours,

/s/ Houlihan Lokey Capital, Inc.

HOULIHAN LOKEY CAPITAL, INC.

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ANNEX C-2

August 12, 2019

The Board of Directors

Crescent Capital BDC, Inc.

11100 Santa Monica Boulevard

Suite 2000

Los Angeles, CA 90025

Members of the Board of Directors:

We understand that Crescent Capital BDC, Inc. (“Crescent”) proposes to enter into an Agreement and Plan of Merger (the “Merger Agreement”) among Crescent, Atlantis Acquisition Sub, Inc., a wholly owned subsidiary of Crescent (“Acquisition Sub”), CBDC Advisors, LLC, Crescent’s external manager (“Crescent Manager”), and Alcentra Capital Corporation (“Alcentra”), pursuant to which, among other things, Acquisition Sub will merge with and into Alcentra and, immediately thereafter, Alcentra will merge with and into Crescent (the “Transaction”). In the Transaction, each outstanding share of the common stock, par value $0.001 per share, of Alcentra (“Alcentra Common Stock”) will be converted into the right to receive from Crescent (i) $1.5023 in cash (the “Crescent Cash Consideration”) and (ii) 0.4041 of a share (such number of shares, the “Stock Consideration” and, together with the Crescent Cash Consideration, the “Crescent Consideration”) of the common stock, par value $0.001 per share, of Crescent (“Crescent Common Stock”). In addition, holders of Alcentra Common Stock will receive from Crescent Manager $1.6761 in cash in respect of each share of Alcentra Common Stock (the “Crescent Manager Consideration”). We understand that Crescent Manager has also agreed to amend the current management agreement by and between Crescent and Crescent Manager to (i) reduce the management fee, (ii) increase the incentive fee hurdle and (iii) waive certain management and income fees for the first six quarters following the closing of the Transaction (collectively, the “Fee Waivers”). For the purposes of our opinion and with your consent, we have not taken the Crescent Manager Consideration into consideration in our analysis of the Crescent Consideration. The terms and conditions of the Transaction are more fully set forth in the Merger Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to Crescent of the Crescent Consideration to be paid by Crescent in the Transaction.

In connection with this opinion, we have, among other things:

(1)	reviewed certain publicly available business and financial information relating to Alcentra and Crescent;

(2)	reviewed certain internal financial and operating information with respect to the business, operations and prospects of Alcentra furnished to or discussed with us by the management of Alcentra;

(3)

reviewed certain financial forecasts relating to the asset portfolio of Alcentra on a run off basis, prepared by the management of Crescent (the “Crescent-Alcentra Run Off Forecasts”), and discussed with the management of Crescent its assessments as to the likelihood of achieving the future financial results reflected in the Crescent-Alcentra Run Off Forecasts;

(4)

reviewed certain internal financial and operating information with respect to the business, operations and prospects of Crescent furnished to or discussed with us by the management of Crescent, including certain financial forecasts relating to Crescent prepared by the management of Crescent both on a standalone basis (such forecasts, the “Crescent Stand-Alone Forecasts”) and on a pro forma basis giving effect to the Transaction and Crescent’s intended post-Transaction business plan (such forecasts, the “Crescent Pro Forma Forecasts”), which pro forma forecasts include, without limitation, (a) estimates and assumptions with respect to the performance of Alcentra’s asset portfolio, prepared

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The Board of Directors

Crescent Capital BDC, Inc.

by the management of Crescent, (b) certain benefits anticipated to result from the Fee Waivers, estimated by the management of Crescent, and (c) estimates as to the amount and timing of certain cost savings and interest-related benefits (collectively, the “Synergies”) anticipated by the management of Crescent to result from the Transaction, and discussed with the management of Crescent the likelihood of achieving the future financial results reflected in the Crescent Stand-Alone Forecasts and the Crescent Pro Forma Forecasts;

(5)

discussed the past and current business, operations, financial condition and prospects of Alcentra with members of senior managements of Alcentra and Crescent, and discussed the past and current business, operations, financial condition and prospects of Crescent with members of senior management of Crescent;

(6)

discussed with the management of Crescent certain strategic and financial benefits to Crescent anticipated by the management of Crescent to result from the Transaction as reflected in the Crescent Pro Forma Forecasts;

(7)	reviewed the trading history for Alcentra Common Stock and a comparison of that trading history with the trading histories of other companies we deemed relevant;

(8)

compared certain financial and stock market information of Alcentra and certain financial information of Crescent (on a standalone basis and on a pro forma basis after giving effect to the Transaction) with similar information of other companies we deemed relevant;

(9)	compared certain financial terms of the Transaction to financial terms, to the extent publicly available, of other transactions we deemed relevant;

(10)	reviewed a draft, dated August 12, 2019, of the Merger Agreement;

(11)	reviewed a draft, dated August 12, 2019, of the letter agreement by and between Crescent and Crescent Manager giving effect to the Fee Waivers (the “Fee Waiver Agreement”); and

(12)	performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the managements of Crescent and Alcentra that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Crescent-Alcentra Run Off Forecasts, the Crescent Stand-Alone Forecasts and the Crescent Pro Forma Forecasts (including the Synergies), we have assumed, at the direction of Crescent, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Crescent as to the future financial performance of Alcentra, the future financial performance of Crescent and the other matters covered thereby and we have relied, at the direction of Crescent, without independent verification, on the Crescent-Alcentra Run Off Forecasts, the Crescent Stand-Alone Forecasts and the Crescent Pro Forma Forecasts for purposes of our opinion. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Alcentra or Crescent, nor have we made any physical inspection of the properties or assets of Alcentra or Crescent. We have not evaluated the solvency or fair value of Alcentra or Crescent under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of Crescent, that the Transaction will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no

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The Board of Directors

Crescent Capital BDC, Inc.

delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on Alcentra, Crescent or the contemplated benefits of the Transaction. We have also assumed, at the direction of Crescent, that the final executed Merger Agreement and Fee Waiver Agreement will not differ in any material respect from the drafts thereof reviewed by us.

We express no view or opinion as to any terms or other aspects or implications of the Transaction (other than the Crescent Consideration to the extent expressly specified herein), including, without limitation, the form or structure of the Transaction, the amount, form or structure of the Crescent Manager Consideration, the Fee Waivers or any other financial accommodation provided by Crescent Manager, any related transaction or any other agreement, arrangement or understanding entered into in connection with or related to the Transaction or otherwise. Our opinion is limited to the fairness, from a financial point of view, to Crescent of the Crescent Consideration to be paid in the Transaction and no opinion or view is expressed with respect to any consideration received in connection with the Transaction by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Transaction, or class of such persons, relative to the Crescent Consideration or otherwise, or as to any consideration or other direct or indirect benefits to be received in connection with or as a result of the Transaction or related transactions by Crescent Manager or any other party. Furthermore, no opinion or view is expressed as to the relative merits of the Transaction in comparison to other strategies or transactions that might be available to Crescent or in which Crescent might engage or as to the underlying business decision of Crescent to proceed with or effect the Transaction. We also are not expressing any view or opinion with respect to, and have relied, with your consent, upon the assessments of representatives of Crescent regarding, legal, regulatory, accounting, tax and similar matters relating to Crescent, Alcentra and the Transaction (including the contemplated benefits thereof) as to which we understand that Crescent obtained such advice as it deemed necessary from qualified professionals. We further are not expressing any view or opinion as to what the value of Crescent Common Stock actually will be when issued or the prices at which Alcentra Common Stock will trade at any time, including following announcement or consummation of the Transaction. In addition, we express no opinion or recommendation as to how any stockholder should vote or act in connection with the Transaction or any other matter.

We have acted as financial advisor to Crescent in connection with the Transaction and will receive a fee for our services, a portion of which is payable upon delivery of this opinion and a significant portion of which is contingent upon consummation of the Transaction. In addition, Crescent has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Crescent, certain of Crescent’s affiliates (including Crescent Capital Group LP (“Crescent LP”) and certain of its affiliates), Alcentra and certain of Alcentra’s affiliates (including The Bank of New York Mellon Corporation (“BNY Mellon”) and certain of its affiliates).

We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Crescent LP and certain of its affiliates

C2-3

The Board of Directors

Crescent Capital BDC, Inc.

and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as a book-running manager and underwriter for an equity offering of an affiliate of Crescent LP, and (ii) having provided or providing certain derivatives and other trading services to Crescent LP and/or certain of its affiliates.

In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to BNY Mellon and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as financial advisor to BNY Mellon in connection with an M&A transaction, (ii) having acted or acting as a book-running manager, bookrunner, agent and/or underwriter for certain debt offerings of BNY Mellon and an affiliate thereof, (iii) having acted or acting as a lender under certain term loans, credit and leasing facilities and other credit arrangements of BNY Mellon and/or certain of its affiliates, (iv) having provided or providing certain derivatives, foreign exchange and other trading services to BNY Mellon and/or certain of its affiliates, and (v) having provided or providing certain treasury management products and services to BNY Mellon and/or certain of its affiliates. In addition, we and/or certain of our affiliates have maintained, currently are maintaining, and in the future may maintain, significant commercial (including vendor and/or customer) relationships with BNY Mellon and/or certain of its affiliates.

It is understood that this letter is for the benefit and use of the Board of Directors of Crescent (in its capacity as such) in connection with and for purposes of its evaluation of the Transaction.

Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by a fairness opinion review committee of BofA Securities, Inc.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Crescent Consideration to be paid by Crescent in the Transaction is fair, from a financial point of view, to Crescent.

Very truly yours,

/s/ BofA Securities, Inc.

BOFA SECURITIES, INC.

C2-4

ANNEX D

PROPOSED CRESCENT CAPITAL BDC INVESTMENT ADVISORY AGREEMENT

FORM OF AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

BETWEEN

CRESCENT CAPITAL BDC, INC.

AND

~~CBDC~~CRESCENT CAP ADVISORS, LLC

This Amended and Restated Investment Advisory Agreement ~~made this 2nd day of June, 2015~~ (this “Agreement”) is hereby made as of this [●] day of [●], [● ] (the “Effective Date”), by and between CRESCENT CAPITAL BDC, INC., a ~~Delaware~~Maryland corporation (the “Company”), and CRESCENT CAP ADVISORS, LLC (formerly known as CBDC ADVISORS, LLC), a Delaware limited liability company (the “Advisor”).

WHEREAS, the Company operates as a closed-end, non-diversified management investment company;

WHEREAS, the Company has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”);

WHEREAS, the Company and the Advisor are party to the investment advisory agreement dated June 2, 2015 by and between the Company and the Advisor (the “Prior Agreement”); and

WHEREAS, the Company and the Advisor, with the approval of the Company’s stockholders, desire to ~~enter into this~~amend and restate the Prior Agreement to set forth the terms and conditions for the continued provision by the Advisor of investment advisory services to the Company, with the Prior Agreement being replaced in its entirety by this Agreement as of the Effective Date.

NOW, THEREFORE, in consideration of the pr~~e~~omises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.    Duties of the Advisor.

(a)    The Company hereby employs the Advisor to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the board of directors of the Company (the “Board of Directors”), for the period and upon the terms herein set forth, ~~(i)~~ in accordance with (i) the investment objective, policies and restrictions that are ~~set forth in the Registration Statement of the Company~~determined by the Board of Directors from time to time and disclosed to the Advisor, which objectives, policies and restrictions, as of the Effective Date, shall be those set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC ”) , as the same may be amended from time to time, (ii) ~~in accordance with~~ the Investment Company Act, the Investment Advisers Act and all other applicable federal and state law and (iii) ~~in accordance with~~ the Company’s ~~certificate~~articles of incorporation and bylaws, as the same may be amended from time to time. Without limiting the generality of the foregoing, the Advisor shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company (including performing due diligence on prospective portfolio companies); (iii) execute, close, service and monitor the Company’s investments; (iv) determine the securities and other assets that the Company will purchase, retain or sell; and (v) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds~~. The Advisor shall have the~~ and the disposition of such investments. To facilitate the Advisor’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Advisor, and the Advisor hereby accepts, the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing or to refinance existing debt financing, the Advisor shall arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board of Directors. If it is necessary or advisable for the Advisor to make investments on behalf of the Company, or establish financing or similar arrangements, through a subsidiary or special purpose vehicle, the Advisor shall have authority to create or arrange for the creation of such subsidiary or special purpose vehicle and to make such investments or establish such arrangements through such subsidiary or special purpose vehicle in accordance with the Investment Company Act.

(b)    The Advisor hereby accepts such employment and agrees during the term hereof to render the services described herein for the amounts of compensation provided herein.

(c)    Subject to the requirements of the Investment Company Act, the Advisor is hereby authorized, but not required, to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Advisor”) pursuant to which the Advisor may obtain the services of the Sub-Advisor(s) to assist the Advisor in fulfilling its responsibilities hereunder. Specifically, the Advisor may retain a Sub-Advisor to recommend specific securities or other investments based upon the Company’s investment objective and policies, and work, along with the Advisor, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject in all cases to the oversight of the Advisor and the Company. The Advisor, and not the Company, shall be responsible for any compensation payable to any Sub-Advisor. Any sub-advisory agreement entered into by the Advisor shall be in accordance with the requirements of the Investment Company Act, the Investment Advisers Act and other applicable federal and state law. Nothing in this subsection (c) will obligate the Advisor to pay any expenses that are the expenses of the Company under Section 2 hereof.

(d)    For all purposes herein provided, the Advisor shall be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(e)    The Advisor shall keep and preserve, in the manner and for the period that would be applicable to investment companies registered under the Investment Company Act, any books and records relevant to the provision of its investment advisory services to the Company, shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board of Directors such periodic and special reports as the Board of Directors may reasonably request. The Advisor agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request, provided that the Advisor may retain a copy of such records.

2.    Company’s Responsibilities and Expenses Payable by the Company.

(a)    All investment professionals of the Advisor and their respective staffs, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Advisor and not by the Company. The Company shall bear all ~~other~~ costs and expenses of its operations and transactions, including, without limitation, those relating to: (a~~) initial organization costs incurred prior to the commencement of the Company’s operations (up to an aggregate of $1,500,000, it being understood and agreed that the Adviser shall bear all organizational expenses of the Company in excess of such amount); (b) operating costs incurred prior to the commencement of the Company’s operations; (c~~) calculating the Company’s net asset value (including the cost and expenses of any independent valuation firm); (~~d~~b) fees and expenses, including travel expenses, incurred by the Advisor or payable to third parties, including agents, consultants or other advisors, in performing due diligence on prospective portfolio companies, monitoring the Company’s investments and, if necessary, enforcing the Company’s rights; (~~e) interest payable on debt, if any, incurred to finance the Company’s investments;~~c) costs and expenses related to the formation and maintenance of entities or special purpose vehicles to hold assets for tax, financing or other purposes; (d) expenses related to consummated and unconsummated portfolio investments; (e) debt servicing (including interest, fees and expenses related to the Company’s indebtedness) and other costs arising out of borrowings, leverage, guarantees or other financing arrangements, including, but not limited to, the arrangements thereof; (f) costs of effecting sales and repurchases of the Company’s common stock and other securities; (g) the Base Management Fee and any Incentive Fee (each as defined below); (h) dividends and other distributions on the Company’s common stock; (i) administration fees payable to ~~[CBDC]~~CCAP Administration~~,~~ LLC or any successor thereto (the “Administrator”) under the Administration Agreement dated as of June 2, 2015 or any successor agreement (the “Administration Agreement”); (j) ~~transfer agent and custody~~ fees and expenses incurred in connection with the services of transfer agents, dividend agents, trustees, rating agencies and custodians; (k) the allocated costs incurred by the Administrator in providing managerial assistance to those portfolio companies that request it; (l) other expenses incurred by the Advisor, the Administrator, the sub-administrator or the Company in connection with administering its business, including payments made to third-party providers of goods or services and payments to the Administrator that will be based upon the Company’s allocable portion of overhead; (m) amounts payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating, making and disposing of investments~~; (n)~~ (excluding payments to third-party vendors for financial information services and costs associated with meeting potential sponsors); (n) fees and expenses associated with marketing efforts associated with the offer and sale of the Company’s securities (including attendance at investment conferences and similar events); (o) brokerage fees and commissions; (~~o~~p) federal ~~and~~, state and local registration fees; (~~p) any stock exchange listing fees; (q)~~q) all costs of registration and listing the Company’s securities on any securities exchange; (r) federal, state and local taxes; (~~r~~s) independent director fees and expenses; (~~s~~t) costs associated with the Company’s reporting and compliance obligations under the Investment Company Act and applicable U.S. federal and state securities laws, including compliance with the Sarbanes-Oxley Act; (~~t~~u) the costs of any reports, proxy statements or other notices to the Company’s stockholders, including printing costs; (~~u~~v) costs of holding Board of Directors meetings and stockholder meetings; (~~v~~w) the Company’s fidelity bond; (~~w~~x) directors and officers/errors and omissions liability insurance, and any other insurance premiums; (~~x~~y) costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute, and indemnification and other non-recurring or extraordinary expenses; (~~y~~z) direct costs and expenses of administration and operation, including printing, mailing, long distance telephone, cellular phone and data service, copying, secretarial and other staff, audit and legal costs; ~~(z) fees and expenses associated with marketing efforts;~~ (aa) dues, fees and charges of any trade association of which the Company is a member; ~~and~~  (bb) costs of hedging, including the use of derivatives by the Company; (cc) costs associated with investor relations efforts; and (dd) all other expenses reasonably incurred by the Company, the Administrator or the sub-administrator in connection with administering the Company’s business, such as the allocable portion of overhead under the Administration Agreement, including rent and the Company’s allocable portion of the costs and expenses of ~~its~~the Company’s chief compliance officer, chief financial officer, general counsel, secretary and their respective staffs (but not including, for the avoidance of doubt, costs and expenses attributable to the Advisor’ s investment professionals acting in such capacity to provide investment advisory and management services hereunder).

(b)    To the extent that expenses to be borne by the Company are paid by the Advisor, the Company will reimburse the Advisor for such expenses; provided, however, that the Advisor agrees to waive its right to reimbursement to the extent that it would cause any distributions to the Company’s stockholders to constitute a return of capital.

3.    Compensation of the Advisor. ~~The~~In addition to the costs and expenses of its operations and transactions as described in Section 2 hereof, the Company agrees to pay, and the Advisor agrees to accept, as compensation for the investment advisory and management services provided by the Advisor hereunder, a fee consisting of two components: a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”), each as hereinafter set forth. The Company shall make any payments due hereunder to the Advisor or to the Advisor’s designee as the Advisor may otherwise direct. To the extent permitted by applicable law, the Advisor may elect, or adopt a deferred compensation plan pursuant to which it may elect to defer all or a portion of its fees hereunder for a specified period of time.

(a)    The Base Management Fee shall be calculated at an annual rate equal to 1.25~~0~~% of the gross assets of the Company, including assets purchased with borrowed funds or other forms of leverage but excluding cash and cash equivalents; provided, however, that the Advisor agrees to waive a portion of the Base Management Fee for the Waiver Period (as defined below) such that the Base Management Fee shall be charged at an annual rate of 0.75% of the gross assets of the Company for such period. For services rendered under this Agreement, the Base Management Fee shall be payable quarterly in arrears. The Base Management Fee shall be calculated based on the average carrying value of the gross assets of the Company at the end of the two most recently completed calendar quarters. Such amount shall be appropriately adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuances or repurchases by the Company during a calendar quarter. The Base Management Fee for any partial month or quarter (including as a result of the commencement and expiration of the Waiver Period) shall be appropriately pro-rated (based on the number of days actually elapsed at the end of such partial month or quarter relative to the total number of days in such month or quarter). For purposes of this Agreement, cash equivalents shall mean U.S. government securities and commercial paper instruments maturing within one year of purchase of such instrument by the Company. ~~The fair value of derivative financial instruments held in the Company’s portfolio will be included in the calculation of gross assets of the Company.~~“Waiver Period” means the period commencing on the Effective Date and ending on [                    ].1

(b)    The Incentive Fee shall consist of two parts—an incentive fee based on income and an incentive fee based on capital gains, as follows:

(i)    The part of the Incentive Fee based on income (the “Income Fee”) will be calculated and payable quarterly in arrears based on the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means the Company’s interest income, distribution income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the relevant calendar quarter(s) , minus the Company’s operating expenses ~~for the~~incurred during the relevant calendar quarter(s) (including the Base Management Fee, expenses payable under the Administration Agreement ~~with the Administrator~~ and any interest expense and dividends and other distributions paid on any issued and outstanding debt or preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of

1

Date will be calculated to approximate six calendar quarters (i.e., 18 months) from date of the Agreement. For example, if the effective date of the Agreement is November 29, 2019, the waiver period would end on May 29, 2021.

investments with a deferred interest feature (such as market discount, original issue discount, debt instruments with payment-in-kind (“PIK”) interest, preferred stock with PIK dividends and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pre-Incentive Fee Net Investment Income will be compared to a “Hurdle Amount” equal to the product of (i) the “hurdle rate” of 1.75~~0~~% per quarter (~~6~~7.00% annualized) and (ii) the Company’s net assets (defined as total assets less indebtedness and before taking into account any Incentive Fees payable during the period) at the end of the immediately preceding calendar quarter. There is also a “catch-up” feature described in detail below.

For purposes of computing Pre-Incentive Fee Net Investment Income, the calculation methodology will look through derivative financial instruments or swaps as if the Company owned the reference assets directly. Therefore, net interest income, if any, associated with a derivative financial instrument or swap (which represents the difference between (i) the interest income and fees received in respect of the reference assets of the derivative financial instrument or swap and (ii) the interest expense or financing charges paid by the Company to the derivative or swap counterparty) will be included in the calculation of Pre-Incentive Fee Net Investment Income for purposes of the Income Fee.

~~Prior to the occurrence of an initial public offering of the Company’s common stock that results in an unaffiliated public float of at least the lower of (i) $75 million and (ii) 15% of the aggregate capital commitments received by the Company prior to the date of such initial public offering (a “Qualified IPO”), the Company will pay the Income Fee in each calendar quarter as follows:~~

The Company will pay the Income Fee in each calendar quarter as follows:

1.    no Income Fee in ~~any~~the calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Amount;

2.    100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Amount but is less than or equal to ~~an amount (the “Pre-Qualified IPO Catch-Up Amount”) determined on a quarterly basis by multiplying 1.7647% by the Company’s net asset value at the beginning of each applicable calendar quarter. The Pre-Qualified IPO Catch-Up Amount is intended to provide the Advisor with an incentive fee of 15% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches the Pre-Qualified IPO Catch-Up Amount in any~~2.1212% in the calendar quarter; and

3.    ~~for any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income exceeds the Pre-Qualified IPO Catch-Up Amount, the Income Fee shall equal 15% of the amount of the Company’s Pre-Incentive Fee Net Investment Income for the calendar quarter.~~

~~On and after the occurrence of a Qualified IPO, the Company will pay the Income Fee in each calendar quarter as follows:~~

~~1. no Income Fee in any calendar quarter in which~~ 17.5% of the amount of the Company’s Pre-Incentive Fee Net Investment Income ~~does not~~, if any, that exceeds 2.1212% in the ~~Hurdle Amount~~calendar quarter;

provided, however, that the Advisor agrees to waive the Income Fee for the Waiver Period.

~~2. 100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the “Post-Qualified IPO Catch-Up Amount”) determined on a quarterly~~

~~basis by multiplying 1.8182% by the Company’s net asset value at the beginning of each applicable calendar quarter. The Post-Qualified IPO Catch-Up Amount is intended to provide the Advisor with an incentive fee of 17.5% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches the Post-Qualified IPO Catch-UP Amount in any calendar quarter; and~~

~~3. for any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income exceeds the Post- Qualified IPO Catch-Up Amount, the Income Fee shall equal 17.5% of the amount of the Company’s Pre-Incentive Fee Net Investment Income for the calendar quarter.~~

These calculations will be appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases by the Company during the current quarter. If the ~~Qualified IPO~~Effective Date occurs on a date other than the first day of a calendar quarter, the Income Fee for such quarter shall be the sum of the Income Fee payable under the Prior Agreement for the portion of such quarter occurring prior to the Effective Date and the Income Fee payable for the portion of such quarter occurring following the Effective Date, in each case appropriately pro-rated based on the number of days in each such period in accordance with the preceding sentence and subject to the Advisor’s agreement to waive the Income Fee for the Waiver Period. If the Waiver Period ends on a date other than the last day of a calendar quarter, the Income Fee shall be calculated for ~~such~~the full calendar quarter ~~at a weighted rate calculated based on the fee rates applicable before and after a Qualified IPO based on the~~as set forth above; provided, however, that the Advisor shall waive a portion of the Income Fee determined by multiplying the Income Fee for the full calendar quarter by a fraction determined by dividing (i) the number of days in such quarter prior to the expiration of the Waiver Period by (ii) the total number of days in such calendar quarter ~~before and after a Qualified IPO~~.

~~(ii)~~ The second part of the Incentive Fee (the “Capital Gains Fee”) will be determined and payable in arrears in cash as of the end of each fiscal year (or upon ~~a Qualified IPO or~~ termination of this Agreement as set forth below), ~~commencing on December 31, 2015,~~ and will equal ~~(i) prior to a Qualified IPO,~~  17.5~~.0~~% of the Company’s aggregate realized capital gains on a cumulative basis from inception through the end of the fiscal year, ~~and (ii) following a Qualified IPO, 17.5% of the Company’s realized capital gains on a cumulative basis from inception through the end of the fiscal year, in each case~~ computed net of ~~all~~the Company’s aggregate realized capital losses and aggregate unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Capital Gains Fees.

For purposes of computing the Capital Gains Fee~~,~~:

1.     the calculation methodology will look through derivative financial instruments or swaps as if the Company owned the reference assets directly. Therefore, realized gains and realized losses on the disposition of any reference assets, as well as unrealized depreciation on reference assets retained in the derivative financial instrument or swap, will be included on a cumulative basis in the calculation of the Capital Gains Fee~~.~~;

2.     ~~If a Qualified IPO occurs on a date other than the first day of a fiscal year, a Capital Gains Fee shall be calculated as of the day before the Qualified IPO, with such Capital Gains Fee paid to the Advisor following the end of the fiscal year in which the Qualified IPO occurred. For the avoidance of doubt, such Capital Gains Fee shall be equal to 15.0% of the Company’s~~the cumulative aggregate realized capital gains ~~on a cumulative basis from inception through the day before the Qualified IPO, computed net of all realized capital losses and~~are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment;

3.     the cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment; and

4.    the aggregate unrealized capital depreciation ~~on a cumulative basis, less the aggregate amount of any previously paid~~is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company’s portfolio as of the applicable Capital Gains Fee~~s~~ calculation date and (b) the accreted or amortized cost basis of such investment.

~~Following a Qualified IPO, solely for the purposes of calculating the Capital Gains Fee, the Company will be deemed to have previously paid Capital Gains Fees prior to a Qualified IPO equal to the product obtained by multiplying (a) the actual aggregate amount of previously paid Capital Gains Fees for all periods prior to a Qualified IPO by (b) the percentage obtained by dividing (x) 17.5% by (y) 15.0%.~~

Notwithstanding the foregoing, if the Company is required by United States generally accepted accounting principles (“GAAP ”) to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the “accreted or amortized cost basis” of an investment shall be an amount (the “Contractual Cost Basis”) equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company’s financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company’s financial statements, including payment-in-kind interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company’s financial statements as required by GAAP that are attributable to the amortization of such investment. For the avoidance of doubt, the Contractual Cost Basis as determined pursuant to the foregoing sentence may be higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition. In connection with the foregoing, in the event investments are purchased in a single transaction or series of related transactions for an aggregate purchase price without the Company allocating such purchase price to specific investments, the Company may assign a Contractual Cost Basis to a specific investment equal to such investment’s Pro Rata Share of such aggregate purchase price paid. “Pro Rata Share” means the resulting percentage determined using the amount at which a specific investment acquired in a single transaction or series of related transactions is recorded in the Company’s financial statements at the time of acquisition according to GAAP divided by the total amount at which all investments acquired in the same transaction or series of related transactions are recorded in the Company’s financial statements at the time of acquisition according to GAAP.

In the event that this Agreement shall terminate as of a date that is not a fiscal year end, the termination date shall be treated as though it were a fiscal year end for purposes of calculating and paying a Capital Gains Fee. This amendment and restatement of the Prior Agreement shall not be treated as such a termination.

(c)    In the event that this Agreement is terminated, to calculate the Base Management Fee and Incentive Fee through the termination date, the Company will engage at its own expense a firm acceptable to the Company and the Advisor to determine the maximum reasonable fair value as of the termination date of the Company’s consolidated assets (assuming each asset is readily marketable among institutional investors without minority discount and with an appropriate control premium for any control positions and ascribing an appropriate net present value to unamortized organizational and offering costs and going concern value).

4.    Covenants of the Advisor. The Advisor hereby covenants that it is registered as an investment adviser under the Investment Advisers Act. The Advisor hereby agrees that its activities shall at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.    Excess Brokerage Commissions. The Advisor is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting such transaction if the

Advisor determines, in good faith and taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that the amount of such commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net result for the Company.

6.    Proxy Voting. The Advisor shall be responsible for voting any proxies solicited by an issuer of securities held by the Company in the best interest of the Company and in accordance with the Advisor’s proxy voting policies and procedures, as any such proxy voting policies and procedures may be amended from time to time. The Company has been provided with a copy of the Advisor’s proxy voting policies and procedures and has been informed as to how it can obtain further information from the Advisor regarding proxy voting activities undertaken on behalf of the Company. ~~The Advisor shall be responsible for reporting the Company’s proxy voting activities, as required, through periodic filings on Form N-PX.~~

7.    Limitations on the Employment of the Advisor. The services of the Advisor to the Company are not, and shall not be, exclusive. The Advisor may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company; provided that its services to the Company hereunder are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Advisor to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the portfolio companies of the Company, subject at all times to applicable law). So long as this Agreement or any extension, renewal or amendment hereof remains in effect, the Advisor shall be the only investment adviser for the Company, subject to the Advisor’s right to enter into sub-advisory agreements. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Advisor and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Advisor and directors, officers, employees, partners, stockholders, members and managers of the Advisor and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

Subject to any restrictions prescribed by law, by the provisions of the Code of Ethics of the Company and the Advisor and by the Advisor’s Allocation Policy, the Advisor and its members, officers, employees and agents shall be free from time to time to acquire, possess, manage and dispose of securities or other investment assets for their own accounts, for the accounts of their family members, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, “Managed Accounts”), in transactions that may or may not correspond with transactions effected or positions held by the Company or to give advice and take action with respect to Managed Accounts that differs from advice given to, or action taken on behalf of, the Company; provided that the Advisor allocates investment opportunities to the Company, over a period of time on a fair and equitable basis compared to investment opportunities extended to other Managed Accounts. The Advisor is not, and shall not be, obligated to initiate the purchase or sale for the Company of any security that the Advisor and its members, officers, employees or agents may purchase or sell for its or their own accounts or for the account of any other client if, in the opinion of the Advisor, such transaction or investment appears unsuitable or undesirable for the Company. Moreover, it is understood that when the Advisor determines that it would be appropriate for the Company and one or more Managed Accounts to participate in the same investment opportunity, the Advisor shall seek to execute orders for the Company and for such Managed Account(s) on a basis that the Advisor considers to be fair and equitable over time. In such situations, the Advisor may (but is not required to) place orders for the Company and each Managed Account simultaneously or on an aggregated basis. If all such orders are not filled at the same price, the Advisor may cause the Company and each Managed Account to pay or receive the average of the prices at which the orders were filled for the Company and all relevant Managed Accounts on each applicable day. If all such orders cannot be fully executed under prevailing market conditions, the Advisor may allocate the investment opportunities among participating accounts in a manner that the Advisor considers equitable, taking into account, among other things, the size of each account, the size of the order placed for each account and any other factors that the Advisor deems relevant.

8.    Responsibility of Dual Directors, Officers and/or Employees. If any person who is a manager, partner, officer or employee of the Advisor or the Administrator is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer and/or employee of the Advisor or the Administrator shall be deemed to be acting in such capacity solely for the Company and not as a manager, partner, officer and/or employee of the Advisor or the Administrator or under the control or direction of the Advisor or the Administrator, even if paid by the Advisor or the Administrator.

9.    Limitation of Liability of the Advisor; Indemnification. The Advisor (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Advisor, including without limitation the Administrator) shall not be liable to the Company for any action taken or omitted to be taken by the Advisor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Company shall indemnify, defend and protect the Advisor (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Advisor, including without limitation the Administrator, each of whom shall be deemed a ~~third party~~third-party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Advisor’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Paragraph 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the ~~Securities and Exchange Commission~~SEC or its staff thereunder).

10.     Effectiveness~~.~~; Duration and Termination of Agreement. This Agreement shall become effective as of the ~~date the Company commences its investment operations following the e~~Effective~~ness of the Company’s Registration Statement. This Agreement shall~~Date and remain in effect for ~~two~~one year~~s~~, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Board of Directors, or by the vote of stockholders holding a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Company’s Directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of stockholders holding a majority of the outstanding voting securities of the Company, or by the vote of the Company’s Directors or by the Advisor. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). Except with the consent of the Advisor, upon termination of this Agreement, the Company shall immediately delete the term “Crescent” from its corporate name and not incorporate Crescent as part of any subsequent name. The provisions of Section 9 of this Agreement shall remain in full force and effect, and the

Advisor shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Advisor shall be entitled to any amounts owed under Section 2 and Section 3 of this Agreement through the date of termination or expiration and Section 9 shall continue in full force and effect and apply to the Advisor and its representatives as and to the extent applicable.

11.     No Third-Party Beneficiaries. This Agreement is made for the benefit of and shall be enforceable by, each of the parties hereto and nothing in this Agreement shall confer any rights upon, nor shall this Agreement be construed to create any rights in, any person that is not a party (except as herein otherwise specifically provided) to this Agreement.

12.     ~~11.~~ Notices. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

13.     ~~12.~~ Amendments. This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

14.     ~~13.~~ Entire Agreement; Governing Law. This Agreement and the Transaction Support Agreement between the parties hereto (the “TSA”), dated as of August 12, 2019, contain~~s~~ the entire agreement of the parties and supersede~~s~~ all prior agreements (including the Prior Agreement), understandings and arrangements with respect to the subject matter ~~hereof~~of this Agreement and the TSA. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

*    *     *    *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

CRESCENT CAPITAL BDC, INC.

By:	~~/s/ Jason Breaux~~
Name:	Jason Breaux
Title:	Chief Executive Officer

~~CBDC~~CRESCENT CAP ADVISORS, LLC

By:	~~/s/ Jason Breaux~~
Name:	Jason Breaux
Title:	Chief Executive Officer

By:	~~/s/ George P. Hawley~~
Name:	George P. Hawley
Title:	General Counsel

[Signature page for Amended and Restated Investment Advisory Agreement]

ANNEX E

BYLAWS OF CRESCENT CAPITAL MARYLAND BDC

TO BECOME OPERATIVE UPON THE COMPLETION OF THE TRANSACTIONS

CRESCENT CAPITAL BDC, INC.

FORM OF AMENDED AND RESTATED BYLAWS

ARTICLE I

OFFICES

Section 1.    PRINCIPAL OFFICE. The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.

Section 2.    ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.    PLACE. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set in accordance with these Bylaws and stated in the notice of the meeting.

Section 2.    ANNUAL MEETING. An annual meeting of stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.

Section 3.    SPECIAL MEETINGS.

(a)    General. The president, the chief executive officer, the chairman of the board, and the Board of Directors may call a special meeting of the stockholders. Except as provided in subsection (b)(4) of this Section 3, a special meeting of stockholders shall be held on the date and at the time and place set by the chairman of the board, chief executive officer, president or Board of Directors, whoever has called the meeting. Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

(b)    Stockholder-Requested Special Meetings.

(1)    Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the secretary.

(2)    In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”) shall be delivered to the secretary. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (b) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of stock of the Corporation that are owned (beneficially or of record) by each such stockholder and (iii) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such stockholder, (d) be sent to the secretary by registered mail, return receipt requested, and (e) be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

(3)    The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

(4)    In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., local time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation.

In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder-Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

(5)    If written revocations of the Special Meeting Request have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the secretary: (i) if the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the secretary may revoke the notice of the meeting at any time before ten days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting from time to time without acting on the matter. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

(6)    The chairman of the board, chief executive officer, president or Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been received by the secretary until the earlier of (i) five Business Days after actual receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(7)    For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

Section 4.    NOTICE. Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business, by electronic transmission or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.

Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice. The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 11(c)(3) of this Article II) of such postponement or cancellation prior to the meeting. Notice of the date, time and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this Section 4.

Section 5.    ORGANIZATION AND CONDUCT. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment or appointed individual, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting: the vice chairman of the board, if there is one, the chief executive officer, the president, the vice presidents in their order of rank and, within each rank, in their order of seniority, the secretary, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary or, in the case of a vacancy in the office or absence of the secretary, an assistant secretary or an individual appointed by the Board of Directors or the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of the stockholders, an assistant secretary, or, in the absence of all assistant secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance or participation at the meeting to stockholders of record of the Corporation, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) limiting the time allotted to questions or comments; (d) determining when and for how long the polls should be opened and when the polls should be closed; (e) maintaining order and security at the meeting; (f) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (g) concluding a meeting or recessing or adjourning the meeting, whether or not a quorum is present, to a later date and time and at a place announced at the meeting; and (h) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with any rules of parliamentary procedure.

Section 6.    QUORUM. The presence in person or by proxy of stockholders entitled to cast at least a majority of all the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter that, under applicable law, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast by each such class on such matter shall constitute a quorum. This section shall not affect affect any requirement under any statute or the charter of the Corporation (the “Charter”) for the vote necessary for the approval of any matter. If such quorum is not established at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally convened.

The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

Section 7.    VOTING. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect each director; provided that directors shall be elected by a plurality of the votes cast at any such meeting if (a) the Secretary receives notice that a stockholder has nominated an individual for election as a director in compliance with the requirements of advance notice of stockholder nominees for director set forth in Article II, Section 11 of these Bylaws and (b) such nomination has not been withdrawn by such stockholder on or before the close of business on the tenth day before the date of filing of the definitive proxy statement of the Corporation with the Securities and Exchange Commission and, as a result of which, the number of nominees is greater than the number of directors to be elected at the meeting. Each share entitles the holder thereof to vote for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by law, including, without limitation, the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “Investment Company Act”), or by the Charter. Unless otherwise provided by statute or by the Charter, each outstanding share of stock, regardless of class, entitles the holder thereof to cast one vote on each matter submitted to a vote at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot or otherwise.

Section 8.    PROXIES. A holder of record of shares of stock of the Corporation may cast votes in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by applicable law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

Section 9.    VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, partnership, trust, joint venture, limited liability company or other entity, if entitled to be voted, may be voted by the president or a vice president, general partner, trustee, managing member or member thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any trustee or fiduciary, in such capacity, may vote stock registered in such trustee’s or fiduciary’s name, either in person or by proxy.

Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or appropriate. On receipt by the secretary of the Corporation of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

Section 10.    INSPECTORS. The Board of Directors or the chairman of the meeting may appoint, before or at the meeting, one or more inspectors for the meeting and any successor to the inspector. Except as otherwise provided by the chairman of the meeting, the inspectors, if any, shall (a) determine the number of shares of stock represented at the meeting, in person or by proxy, and the validity and effect of proxies, (b) receive and tabulate all votes, ballots or consents, (c) report such tabulation to the chairman of the meeting, (d) hear and determine all challenges and questions arising in connection with the right to vote, and (e) do such acts as are proper to fairly conduct the election or vote. Each such report shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Section 11.    ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS.

(a)     Annual Meetings of Stockholders.

(1)    Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

(2)    For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Pacific Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that in connection with the Corporation’s first annual meeting or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(3)    Such stockholder’s notice shall set forth:

(i)    as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”),

(A)    all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act (including the Proposed Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and

(B)    whether such stockholder believes the Proposed Nominee is, or is not, an “interested person” of the Corporation, as defined in the Investment Company Act or is, or is not, “independent” as set forth in the requirements established by the NASDAQ National Market or any other exchange or automated quotation service on which the Corporation’s securities are listed, and information regarding the Proposed Nominee that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make either such determination;

(ii)    as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(iii)    as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

(A)    the class, series and number of all shares of stock or other securities of the Corporation (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B)    the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

(C)    whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of Company Securities for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the Company Securities, and

(D)    any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

(iv)    as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee,

(A)    the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and

(B)    the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

(v)    the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal; and

(vi)    to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business.

(4)    Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a written undertaking executed by the Proposed Nominee (i) that such Proposed Nominee (a) is not, and will not become, a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request by the stockholder providing the notice, and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).

(5)    Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Pacific Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6)    For purposes of this Section 11, “Stockholder Associated Person” of any stockholder shall mean (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b)    Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3(a) of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record at the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving of notice provided for in this Section 11 and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(3) and (4) of this Section 11, is delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Pacific Time on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c)    General.

(1)    If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (i) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11 and (ii) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

(2)    Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

(3)    For purposes of this Section 11, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4)    Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, any proxy statement filed by the Corporation with the Securities and Exchange Commission pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

(5)    Notwithstanding anything in these Bylaws to the contrary, except as otherwise determined by the chairman of the meeting, if the stockholder giving notice as provided for in this Section 11 does not appear in person or by proxy at such annual or special meeting to present each nominee for election as a director or the proposed business, as applicable, such matter shall not be considered at the meeting.

Section 12.    STOCKHOLDER LIST. The secretary of the Corporation shall make, at least ten days before every annual meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be (a) open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting either at a place within the city, town or village where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held, and (b) produced and kept at the time and place of the meeting and open for inspection or examination by any stockholder during the whole time of the meeting.

Section 13.    CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the Charter or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law, or any successor statute (the “MGCL”), shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

ARTICLE III

DIRECTORS

Section 1.    GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.

Section 2.    NUMBER, TENURE AND RESIGNATION. A majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than four, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Any director of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

Section 3.    ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place of regular meetings of the Board of Directors without other notice than such resolution.

Section 4.    SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the time and place of any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place of special meetings of the Board of Directors without other notice than such resolution.

Section 5.    NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

Section 6.    QUORUM. A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority or other percentage of a specified group of directors is required for action, a quorum must also include a majority or such other percentage of such group.

The directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum.

Section 7.    VOTING. The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws. If enough directors have withdrawn from a meeting to leave fewer than required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws.

Section 8.    ORGANIZATION. At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as chairman of the meeting. In the absence of both the chairman and vice chairman of the board, the chief executive officer or, in the absence of the chief executive officer, the president or, in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation, or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chairman of the meeting, shall act as secretary of the meeting.

Section 9.    TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting under law, including the Investment Company Act.

Section 10.    CONSENT BY DIRECTORS WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each director and is filed with the minutes of proceedings of the Board of Directors.

Section 11.    VACANCIES. If for any reason any or all of the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

Section 12.    COMPENSATION. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

Section 13.    RELIANCE. Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director or officer reasonably believes to be within the person’s professional or expert competence, or, with respect to a director, by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence.

Section 14.    CERTAIN RIGHTS OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS. A director, officer, employee or agent shall have no responsibility to devote his or her full time to the affairs of the Corporation. Any director, officer, employee or agent, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to, in addition to or in competition with those of or relating to the Corporation.

Section 15.    RATIFICATION. The Board of Directors or the stockholders may ratify any act, omission, failure to act or determination made not to act (an “Act”) by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the Act and, if so ratified, such Act shall have the same force and effect as if originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders. Any Act questioned in any proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board of Directors or by the stockholders, and such ratification shall constitute a bar to any claim or execution of any judgment in respect of such questioned Act.

Section 16.    EMERGENCY PROVISIONS. Notwithstanding any other provision in the Charter or these Bylaws, this Section 16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an “Emergency”). During any Emergency, unless otherwise provided by the Board of Directors, (a) a meeting of the Board of Directors or a committee thereof may be called by any director or officer by any means feasible under the circumstances; (b) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television or radio, and (c) the number of directors necessary to constitute a quorum shall be one-third of the entire Board of Directors.

ARTICLE IV

COMMITTEES

Section 1.    NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members committees, composed of one or more directors, to serve at the pleasure of the Board of Directors. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.

Section 2.    POWERS. The Board of Directors may delegate to any committee appointed under Section 1 of this Article any of the powers of the Board of Directors, except the power to authorize a dividend or as otherwise prohibited by law. Except as may be otherwise provided by the Board of Directors, any committee may delegate some or all of its power and authority to one or more subcommittees, composed of one or more directors, as the committee deems appropriate in its sole discretion.

Section 3.    MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide.

Section 4.    TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting under law, including the Investment Company Act.

Section 5.    CONSENT BY COMMITTEES WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

Section 6.    VACANCIES. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to appoint the chair of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

Section 1.    GENERAL PROVISIONS. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, a chief compliance officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or appropriate. The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall serve until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

Section 2.    REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board, the chief executive officer, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

Section 3.    VACANCIES. A vacancy in any office may be filled by the Board of Directors for the balance of the term.

Section 4.    CHAIRMAN OF THE BOARD. The Board of Directors may designate from among its members a chairman of the board, who shall not, solely by reason of these Bylaws, be an officer of the Corporation. The Board of Directors may designate the chairman of the board as an executive or non-executive chairman. The chairman of the board shall preside over the meetings of the Board of Directors. The chairman of the board shall perform such other duties as may be assigned to him or her by these Bylaws or the Board of Directors.

Section 5.    CHIEF EXECUTIVE OFFICER. The Board of Directors may designate a chief executive officer. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6.    CHIEF OPERATING OFFICER. The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 7.    CHIEF FINANCIAL OFFICER. The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 8.    CHIEF COMPLIANCE OFFICER. The Board of Directors may designate a chief compliance officer. The chief compliance officer shall, no less than annually, (a) provide a written report to the Board of Directors, the content of which shall comply with Rule 38a-1 of the Investment Company Act, and (b) meet separately with the Corporation’s independent directors; and in general shall perform all duties incident to the office of chief compliance officer and such other duties as may be prescribed by the Board of Directors from time to time.

Section 9.    PRESIDENT. In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

Section 10.    VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the chief executive officer, the president or the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president, or vice president for particular areas of responsibility.

Section 11.    SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors.

Section 12.    TREASURER. The treasurer shall have the custody of the funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

Section 13.    ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the chief executive officer, the president or the Board of Directors.

Section 14.    COMPENSATION. The compensation of the officers shall be fixed from time to time by or under the authority of the Board of Directors and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a director.

ARTICLE VI

CONTRACTS, CHECKS AND DEPOSITS

Section 1.    CONTRACTS. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors and executed by an authorized person.

Section 2.    CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

Section 3.    DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation as the Board of Directors, the chief executive officer, the president, the chief financial officer, or any other officer designated by the Board of Directors may determine.

ARTICLE VII

STOCK

Section 1.    CERTIFICATES. Except as may be otherwise provided by the Board of Directors or any officer of the Corporation, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in any manner permitted by the MGCL. In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates. There shall be no difference in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.

Section 2.    TRANSFERS. All transfers of shares of stock shall be made on the books of the Corporation in person or by his or her attorney, in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed. The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of Directors or an officer of the Corporation that such shares shall no longer be represented by certificates. Upon the transfer of any uncertificated shares, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.

The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.

Notwithstanding the foregoing, transfers of shares of any class or series of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.

Section 3.    REPLACEMENT CERTIFICATE. Any officer of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board of Directors or an officer of the Corporation has determined that such certificates may be issued. Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.

Section 4.    FIXING OF RECORD DATE. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such record date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

When a record date for the determination of stockholders entitled to notice of or to vote at any meeting of stockholders has been set as provided in this section, such record date shall continue to apply to the meeting if postponed or adjourned, except if the meeting is postponed or adjourned to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting shall be determined as set forth herein.

Section 5.    STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

Section 6.    FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may authorize the Corporation to issue fractional shares of stock or authorize the issuance of scrip, all on such terms and under such conditions as it may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may authorize the issuance of units consisting of different securities of the Corporation..

ARTICLE VIII

ACCOUNTING YEAR

The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

ARTICLE IX

DISTRIBUTIONS

Section 1.    AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

Section 2.    CONTINGENCIES. Before payment of any dividend or other distribution, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its sole discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X

SEAL

Section 1.    SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. Any such seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.” The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

Section 2.    AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE XI

WAIVER OF NOTICE

Whenever any notice of a meeting is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

ARTICLE XII

INVESTMENT COMPANY ACT

If and to the extent that any provision of the MGCL, including, without limitation, Subtitle 6 and, if then applicable, Subtitle 7, of Title 3 of the MGCL, or any provision of the Charter or these Bylaws conflicts with any provision of the Investment Company Act applicable to the Corporation, the applicable provision of the Investment Company Act shall control.

AMENDMENT XIII

AMENDMENT OF BYLAWS

The Board of Directors shall have the power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws; provided, however, that the stockholders shall have the power, at any annual or special meeting of the stockholders, subject to the requirements of Section 11 of Article II or Section 3 of Article II, as the case may be, to alter or repeal any provision of these Bylaws and to adopt new Bylaws if any such alteration, repeal or adoption is approved by the affirmative vote of a majority of all votes entitled to be cast on the matter and is otherwise permitted by applicable law; provided further that the stockholders shall not have the power to alter or repeal this Article XIII or adopt any provision of these Bylaws inconsistent with this Article XIII without the approval of the Board of Directors.

ANNEX F

Execution Version

August 12, 2019

Crescent Capital BDC, Inc.

11100 Santa Monica Boulevard, Suite 2000

Los Angeles, CA 90025

Re: Transaction Support; Advisory Agreement Amendment

This letter is with reference to (a) the Investment Advisory Agreement, dated as of June 2, 2015 (the “Advisory Agreement”), between Crescent Capital BDC, Inc., a Delaware corporation (the “Company”), and CBDC Advisors, LLC, a Delaware limited liability (the “Advisor”), and (b) the Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and among the Company, Atlantis Acquisition Sub, Inc. a Maryland corporation (“Acquisition Sub”), Alcentra Capital Corporation, a Maryland corporation (“Atlantis”), and, solely for purposes set forth therein, the Advisor. Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.

1.     In reference to the foregoing, the Company and the Advisor, as the Company’s investment adviser, agree that:

(a)     Transaction Support. At or prior to the Effective Time, the Advisor shall deposit, or cause to be deposited with the Exchange Agent, cash in an aggregate amount necessary to pay the Parent External Adviser Cash Consideration portion of the Merger Consideration in accordance with the terms and conditions set forth in the Merger Agreement and, following the Effective Time, the Exchange Agent shall pay the Parent External Adviser Cash Consideration in accordance with such terms and conditions. Nothing in this letter shall be deemed to limit the Advisor’s obligations under Article II of the Merger Agreement.

(b)     Investment Advisory Agreement Amendment. If, and only if, the Mergers are consummated in accordance with the terms and conditions set forth in the Merger Agreement, the Advisor shall enter into an amended and restated Advisory Agreement to implement the terms that are set forth in Exhibit B to the Merger Agreement (the “Advisory Agreement Amendment”), effective upon the consummation of the Mergers.

(c)     Expense Reimbursement. Promptly following the consummation of the Mergers, the Advisor shall reimburse the Company for up to $1,419,000 of documented, out-of-pocket expenses paid or payable by the Company in connection with the Merger Agreement or the transactions contemplated thereby.

(d)     Responsibility for Merger Agreement Payments. Any fees or monetary damages that become payable under the Merger Agreement shall be the responsibility of the Company and not the Advisor; provided, however, in the event that the Advisor (i) fails to deposit, or cause to be deposited with the Exchange Agent, cash in an aggregate amount necessary to pay the Parent External Adviser Cash Consideration portion of the Merger Consideration in accordance with the terms and conditions set forth in the Merger Agreement, (ii) fails to enter into the Advisory Agreement Amendment upon the consummation of the Mergers in accordance with the terms and conditions set forth in the Merger Agreement, or (iii) otherwise breaches or fails to perform any of its representations, warranties, covenants or other agreements set forth in the Merger Agreement in a manner that would permit the Company to terminate the Merger Agreement pursuant to Section 8.1(c)(i) thereof, and, in either case, such failure gives rise to an obligation of the Company to pay any fees or monetary damages under the Merger Agreement, then the Advisor shall indemnify and/or reimburse the Company for any such payments.

F-1

2.     Indemnification. The parties acknowledge that the indemnification and other provisions of Section 9 of the Advisory Agreement apply with respect to the Advisor’s involvement in the transactions contemplated by the Merger Agreement and the transactions contemplated by this letter; provided that the Advisor shall not be entitled to indemnification pursuant to Section 9 of the Advisory Agreement for any liability of the Company or the Advisor that is finally, judicially determined to have arisen solely out of the breach by the Advisor of its obligations under this letter or the Merger Agreement. Notwithstanding anything herein to the contrary, the Advisor shall not be obligated to indemnify the Company under this paragraph 2 to the extent such indemnification would be duplicative of any indemnification provided by the Advisor under paragraph 1(d) herein.

3.     Parties in Interest; No Third-Party Beneficiaries. This letter is not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder.

4.     Amendments. This letter may be amended by mutual written consent of the Company and the Advisor, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

5.     Entire Agreement; Governing Law. This letter contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof; provided that nothing herein shall be deemed to supersede or modify any provisions in the Advisory Agreement. This letter shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

[Remainder of Page Left Intentionally Blank]

F-2

Sincerely,

CBDC ADVISORS, LLC

By:	/s/ Jason A. Breaux
Name:	Jason A. Breaux
Title:	Chief Executive Officer, CBDC

By:	/s/ George P. Hawley
Name:	George P. Hawley
Title:	General Counsel

ACKNOWLEDGED AND AGREED TO:

CRESCENT CAPITAL BDC, INC.

By:	/s/ Jason A. Breaux
Name:	Jason Breaux
Title:	Chief Executive Officer

F-3

ANNEX G

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is entered into as of August [    ], 2019, by and among Alcentra Capital Corporation, a Maryland corporation (the “Company”), and [    ] (“Stockholder”).

W I T N E S S E T H:

WHEREAS, as of the date of this Agreement, Stockholder owns the number of shares of common stock, par value $0.001 per share (the “Parent Common Stock”), of Crescent Capital BDC, Inc., a Delaware corporation (“Parent”), set forth opposite Stockholder’s name on Schedule A attached hereto;

WHEREAS, concurrently herewith, Parent, Atlantis Acquisition Sub, Inc., a Maryland corporation and a wholly owned subsidiary of Parent (“Acquisition Sub”), the Company and, solely for the purposes set forth therein, CBDC Advisors, LLC, a Delaware limited liability company (the “Parent External Adviser”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which the parties thereto have agreed to effect a business combination by means of the mergers described therein (the “Mergers”), all on the terms and subject to the conditions and limitations set forth in the Merger Agreement;

WHEREAS, in connection with the Mergers, Parent and the Parent External Adviser have agreed to amend, or amend and restate, the terms of the Parent Investment Advisory Agreement, as set forth in Exhibit B to the Merger Agreement (the “Parent Investment Advisory Agreement Amendment”);

WHEREAS, the listing of Parent’s shares on an exchange in connection with the Mergers, on the terms and conditions set forth in the Merger Agreement, constitutes a “Qualified IPO” as set forth in the Subscription Agreement between Parent and Stockholder; and

WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement, and as an inducement and in consideration therefor, the Company has required that Stockholder agrees, and Stockholder has agreed, to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained in this Agreement, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1    Defined Terms. For purposes of this Agreement, terms used in this Agreement that are defined in the Merger Agreement but not in this Agreement shall have the respective meanings ascribed to them in the Merger Agreement.

Section 1.2    Other Definitions. For purposes of this Agreement:

(a)    “Constructive Sale” shall mean, with respect to any Owned Shares, a short sale with respect to such Owned Shares, entering into or acquiring an offsetting derivative contract with respect to such Owned Shares, entering into or acquiring a future or forward contract to deliver such Owned Shares, or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risks of ownership of such Owned Shares.

(b)    “owned” means direct or indirect ownership, beneficial ownership (within the meaning of the Exchange Act) or any right to acquire ownership or beneficial ownership.

(c)    “Owned Shares” means all of the shares of Parent Common Stock and other equity securities of Parent owned, either of record or beneficially, by Stockholder as of the date of this Agreement in the manner set forth on Schedule A, together with any other equity securities of Parent, the power to dispose of or the voting power over which is acquired by Stockholder during the period from and including the date hereof through and including the expiration of the Voting Period (as defined below).

(d)    “Permitted Transfer” shall mean, in each case, with respect to Stockholder, so long as (i) such Transfer is in accordance with applicable Law and (ii) Stockholder is, and at all times has been, in compliance with this Agreement, any (A) Transfer of Owned Shares by Stockholder to an Affiliate of Stockholder, so long as such Affiliate, in connection with, and prior to, such Transfer, executes a joinder to this Agreement, in form and substance reasonably acceptable to the Company, pursuant to which such Affiliate agrees to become a party to this Agreement for all purposes and be subject to the restrictions and obligations applicable to Stockholder, or (B) any Transfer of Owned Shares to a bona fide financial institution (a “Pledgee”) pursuant to a bona fide margin loan, pledge agreement or other similar agreement (a “Pledging Agreement”) with such Pledgee to secure any obligations of Stockholder or its Affiliates under such financing arrangements, the foreclosure by such Pledgee on pledged Owned Shares and the subsequent Transfer thereof by such financial institution (“Pledging Activity”); provided, that in connection with any Pledging Activity, prior to such foreclosure or Transfer such Pledgee shall execute a joinder to this Agreement, in form and substance reasonably acceptable to the Company, pursuant to which such Pledgee agrees to be subject to the voting obligations set forth in Section 2.1 of this Agreement with respect to the Owned Shares so foreclosed on or Transferred; provided, that notwithstanding the foregoing, other than in the case of a foreclosure and resulting Transfer, no such Transfer pursuant to clauses (A) or (B) shall relieve the transferring Stockholder from its obligations under this Agreement and, in the case of clause (B), the sole right to vote such Owned Shares shall remain with Stockholder absent a foreclosure by a Pledgee.

(e)    “Transfer” shall mean, with respect to any Owned Shares, the direct or indirect assignment, sale, transfer, tender, pledge, hypothecation, or the grant, creation or suffrage of a Lien upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such Owned Shares (including transfers by testamentary or intestate succession or otherwise by operation of Law) or any right, title or interest therein (including any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or any change in the record or beneficial ownership of such Owned Shares, and any agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

(f)    “Voting Period” means the period from and including the date of this Agreement through and including the earliest to occur of (i) the effectiveness of the Mergers and (ii) the termination of the Merger Agreement in accordance with its terms.

ARTICLE 2

VOTING AGREEMENT AND IRREVOCABLE PROXY

Section 2.1    Agreement to Vote.

(a)    At any meeting of Parent stockholders (whether annual or special and whether or not an adjourned, postponed, reconvened or recessed meeting) however called for the purpose of voting on a proposal to approve one or any of the Parent Stockholder Matters (defined below), Stockholder irrevocably and unconditionally agrees that it shall, or shall cause the holder of record of the Owned Shares on each record date relevant to such a stockholder vote with respect to such Parent Stockholder Matters to, appear at such meeting in person or represented by a duly executed and non-revoked proxy or otherwise cause the Owned Shares that are eligible to be voted at such stockholder meeting to be counted as present thereat for purposes of establishing a quorum at such meeting.

(b)    Stockholder irrevocably and unconditionally agrees to vote (whether by ballot at a meeting, by proxy or by executing and returning a stockholder consent), or cause its nominee holder of record on any applicable record date to vote, all of the Owned Shares as follows:

(i)     If Parent presents to its stockholders for approval a proposal or proposals that they approve one or any of the following matters (such matters, the “Parent Stockholder Matters”), in favor of the approval of such matters:

(A)    the adoption of the Merger Agreement and the transactions contemplated thereby, including the Mergers;

(B)    the issuance of Parent Common Stock in connection with the Merger Agreement;

(C)    the approval of the Parent Investment Advisory Agreement Amendment;

(D)    the conversion of Parent to a Maryland corporation in connection with the consummation of the Mergers; and

(E)     the adoption by Parent of a charter substantially in the form as set forth on Exhibit A to the Merger Agreement, including the transfer restrictions specified therein;

(ii)    In favor of the approval of any other matter contemplated by the Merger Agreement necessary or advisable to consummate the Mergers and the other transactions contemplated thereby that is presented by Parent for a vote of its stockholders, including any motion by the chairman of the stockholder meeting to adjourn, reconvene, recess or otherwise postpone such meeting; and

(iii)     Against any proposal or action that would constitute, or could reasonably be expected to result in, a breach of any covenant, representation or warranty or any other obligation or agreement of Parent under the Merger Agreement or of Stockholder under this Agreement or otherwise against the approval of any matter involving Parent or its subsidiaries that would reasonably be expected to prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the Mergers or any of the other transactions contemplated by the Merger Agreement, in contravention of the terms and conditions set forth in the Merger Agreement.

(c)    Any vote required to be cast or consent required to be executed pursuant to this Section 2.1 shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that the Owned Shares are duly counted for purposes of determining that a quorum is present (if applicable) and for purposes of recording the results of that vote or consent. Nothing contained in this Agreement shall require any Stockholder to vote or execute any consent with respect to any Parent Common Stock which a Stockholder or its Affiliate has the right to acquire pursuant to Parent’s dividend reinvestment plan but which Stockholder or its Affiliate has not acquired and does not have the right to vote prior to the applicable record date for the applicable vote or consent.

(d)    Prior to the expiration of the Voting Period, Stockholder covenants not to enter into any understanding or agreement with any Person to vote or give instructions with respect to the Owned Shares in any manner inconsistent with this Section 2.1.

ARTICLE 3

COVENANTS

Section 3.1     Voting Period Restrictions. Stockholder agrees that it shall not, during the Voting Period, cause or permit any Transfer of any or all of the Owned Shares or any interest therein, or any economic or voting rights with respect thereto (including any rights decoupled from the underlying securities) or enter into any contract, option or other arrangement or understanding with respect thereto (including any voting trust or agreement and the granting of any proxy), other than (a) a Permitted Transfer or (b) with the prior written consent of the Company.

Section 3.2    General Covenants. Stockholder agrees that Stockholder and its controlled Affiliates (excluding Parent and its subsidiaries) shall not: (a) enter into any agreement, commitment, letter of intent, agreement in principle, or understanding with any person or take any other action that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, Stockholder’s representations, warranties, covenants and obligations under this Agreement; or (b) take any action that could restrict or otherwise affect Stockholder’s legal power, authority and right to comply with and perform Stockholder’s covenants and obligations under this Agreement.

Section 3.3     Stop Transfer; Changes in Owned Shares. Stockholder agrees that (a) this Agreement and the obligations hereunder shall attach to its Owned Shares and shall be binding upon any person to which legal or beneficial ownership of such Owned Shares shall pass, whether by operation of Law or otherwise, including its successors or assigns and (b) other than as permitted by this Agreement, Stockholder shall not request that Parent register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any or all of its Owned Shares. Notwithstanding any Transfer, Stockholder shall remain liable for the performance of all of its obligations under this Agreement.

Section 3.4     Further Assurances. From time to time and without additional consideration, each party hereto shall take such further actions, as another party hereto may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder hereby represents and warrants to the Company as follows:

Section 4.1    Authority Relative to Agreement; No Conflict.

(a)    Stockholder has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Stockholder has been duly and validly authorized by all necessary corporate action by Stockholder, and no other corporate action or proceeding on the part of Stockholder is necessary to authorize the execution, delivery and performance of this Agreement by Stockholder. This Agreement has been duly executed and delivered by Stockholder and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (collectively, the “Bankruptcy and Equity Exception”).

(b)    Neither the execution and delivery of this Agreement by Stockholder nor the performance by Stockholder of its obligations hereunder will (i) conflict with or violate any Law applicable to Stockholder or any of its subsidiaries or by which any property or asset of Stockholder or any of its subsidiaries is bound or affected (including the Owned Shares), or (ii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of, require the consent, or notice to or filing with any third party pursuant to, any mortgage, bond, indenture, agreement, instrument or obligation to which Stockholder or any of its subsidiaries is a party or by which any property or asset of Stockholder or any of its subsidiaries is bound or affected (including the Owned Shares), or result in the creation of any Lien, upon any of the property or assets of Stockholder or any of its subsidiaries (including the Owned Shares), except for any of the foregoing as would not impair Stockholder’s ability to perform its obligations under this Agreement.

(c)    Stockholder has not entered into any understanding or agreement with any Person to vote or give instructions with respect to the Owned Shares in any manner inconsistent with Section 2.1 of this Agreement.

Section 4.2     Ownership of Shares. As of the date hereof, the Owned Shares of Stockholder are listed on Schedule A attached hereto. Except [as described in the Schedules 13G and/or Forms 3, 4, or 5, as applicable, filed by Stockholder with the U.S. Securities Exchange Commission (“SEC”) on or prior to the date hereof, or]1 as otherwise disclosed to the Company in writing on or prior to the date hereof, Stockholder is the sole record and beneficial owner, free and clear of all Liens and all voting agreements and commitments of every kind, of, except those transfer restrictions and default remedies included in the Subscription Agreement between Stockholder and Parent (which are identical to those transfer restrictions and default remedies set forth in the Form of Subscription Agreement incorporated by reference as Exhibit 10.5 to Parent’s Form 10-K for the year ended December 31, 2018 filed with the SEC on March 22, 2019), and has good, valid and marketable title to, all of the Owned Shares listed opposite Stockholder’s name on Schedule A hereto and has the sole power to vote (or cause to be voted) and to dispose of (or cause to be disposed of) such Owned Shares without restriction and no proxies through and including the date hereof have been given in respect of any or all of such Owned Shares other than proxies which have been validly revoked prior to the date hereof.

Section 4.3     Required Filings and Consents. No consent of, or registration, declaration or filing with, or notice to, any governmental authority is required to be obtained or made by or with respect to Stockholder or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement, other than [(a) a filing of an amendment to a Schedule 13G and/or a filing of a Form 4 to the extent required by the Exchange Act, and (b)]2 such other consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not impair Stockholder’s ability to perform its obligations under this Agreement.

Section 4.4     Actions and Proceedings. As of the date of this Agreement, (a) there is no action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative (each, a “Proceeding”), pending or, to the knowledge of Stockholder, threatened against Stockholder or any of its Affiliates and (b) there is no judgement or order of any governmental authority outstanding against, or, to the knowledge of Stockholder, investigation by any governmental authority involving, Stockholder or any of its subsidiaries that, in each case of clause (a) and (b), would reasonably be expected to prevent, materially delay, hinder, impair or prevent the exercise by the Company of its rights under this Agreement or the performance by Stockholder of its obligations under this Agreement.

Section 4.5     Acknowledgement. Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement and the representations and warranties of Stockholder contained herein.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Stockholder as follows:

Section 5.1    Authority Relative to Agreement; No Conflict.

(a)    The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by the Company has been duly and validly authorized by all necessary corporate action by the Company, and no other corporate action or proceeding on the part of the Company is necessary to authorize

[1]	NTD: To be removed if the stockholder is not currently subject to Section 13 or Section 16.
[2]	NTD: To be removed if the stockholder is not currently subject to Section 13 or Section 16.

the execution, delivery and performance of this Agreement by the Company. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Bankruptcy and Equity Exception.

(b)    Neither the execution and delivery of this Agreement by the Company nor the performance by the Company of its obligations hereunder will (i) conflict with or violate any Law applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, or (ii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of, require the consent, or notice to or filing with any third party pursuant to, any mortgage, bond, indenture, agreement, instrument or obligation to which the Company or any of its subsidiaries is a party or by which any property or asset of the Company or any of its subsidiaries is bound or affected, or result in the creation of a Lien, upon any of the property or assets of the Company or any of its subsidiaries, except for any of the foregoing as would not impair the Company’s ability to perform its obligations under this Agreement.

Section 5.2     Required Filings and Consents. No consent of, or registration, declaration or filing with, or notice to, any governmental authority is required to be obtained or made by or with respect to the Company or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement, other than (a) applicable requirements of and filings with the SEC under the Securities Act and the Exchange Act and (b) such other consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not impair the Company’s ability to perform its obligations under this Agreement.

ARTICLE 6

TERMINATION

This Agreement and all obligations of the parties hereunder shall automatically terminate upon the earliest to occur of (a) the effectiveness of the Mergers and (b) the termination of the Merger Agreement in accordance with its terms (unless the Merger Agreement is terminated as a result of breach of this Agreement). Upon the termination of this Agreement, neither the Company nor Parent nor Stockholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect; provided, that Sections 7.1, and 7.3 through 7.14 shall survive such termination. Notwithstanding the foregoing, termination of this Agreement shall not prevent any party from seeking any remedies (at law or in equity) against any other party for that party’s breach of any of the terms of this Agreement prior to the date of termination.

ARTICLE 7

MISCELLANEOUS

Section 7.1    Publication. Stockholder hereby permits and authorizes the Company, Acquisition Sub, Parent and/or the Parent External Adviser to publish and disclose in press releases, Schedule 13G and/or 13D filings (if applicable), the Form N-14 and the Joint Proxy Statement (including all documents and schedules filed with the SEC), any current report of Parent or the Company on Form 8-K and any other disclosures or filings required by applicable Law, Stockholder’s identity and ownership of the Owned Shares, the nature of Stockholder’s commitments, arrangements and understandings pursuant to this Agreement and/or the text of this Agreement.

Section 7.2    Amendment. Subject to applicable Law, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by the duly authorized officers of each of the respective parties; provided that no amendment shall be made to this Agreement after the effectiveness of the Mergers.

Section 7.3    Specific Performance. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party hereto does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. Accordingly, the parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (without proof of actual damages), in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 7.4     Notices. All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery) or by confirmed facsimile transmission or electronic mail, addressed as follows:

(a)	If to the Company addressed to it at:

Alcentra Capital Corporation

200 Park Avenue, 7th Floor

New York, NY 10166

Phone: (212) 922-6038

Fax: (212) 922-8259

Email:	suhail.shaikh@alcentra.com
ellida.mcmillan@alcentra.com

Attention:	Suhail A. Shaikh
Ellida McMillan

with a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street NW

Washington, DC 20006

Phone: (202) 261-3300

Fax: (202) 261-3333

Email:	harry.pangas@dechert.com
gregory.schernecke@dechert.com

Attention:	Harry Pangas, Esq.
Gregory A. Schernecke, Esq.

(b)	If to Stockholder, addressed to it at:

[                ]

[                ]

[                ]

Phone: [                ]

Fax: [                ]

Email: [                ]

Attention: [                ]

or to such other address, electronic mail address or facsimile number for a party as shall be specified in a notice given in accordance with this Section 7.4; provided that any notice received by facsimile transmission or electronic mail or otherwise at the addressee’s location on any business day after 5:00 p.m. (addressee’s local time) or on any day that is not a business day shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next business day; provided, further, that notice of any change to the address or any of the other details specified in or pursuant to this Section 7.4 shall not be deemed to have been received until, and shall be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) business days after such notice would otherwise be deemed to have been received pursuant to this Section 7.4.

Section 7.5    Headings; Titles. Headings and titles of the Articles and Sections of this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 7.6    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 7.7    Entire Agreement. This Agreement (including the schedules hereto) constitutes, together with the Merger Agreement (to the extent referred to in this Agreement) and the Joinder Agreement delivered by Stockholder on or prior to the date hereof with respect to the Confidentiality Agreement, dated as of July 5, 2019 and as amended as of July 22, 2019, between the Company and Crescent Capital Group, LP, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

Section 7.8    Assignment. Except as expressly permitted by the terms hereof, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 7.8 shall be null and void.

Section 7.9    No Third Party Beneficiaries; Enforcement. This Agreement is not intended to and shall not confer upon any person other than the parties hereto and their respective successors and permitted assigns any rights or remedies hereunder.

Section 7.10    Interpretation. The parties have participated collectively in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted collectively by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. References to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date.

Section 7.11    Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the latter shall control. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Circuit Court for Baltimore City, Maryland, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Maryland, and the appellate courts to which orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). In any such judicial proceeding, each of the parties further consents to the assignment of any proceeding in the Circuit Court for Baltimore City, Maryland to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 7.11.

Section 7.12    Counterparts. This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 7.13    Waiver. Except as provided in this Agreement, no action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of any other party’s obligations to comply with its representations, warranties, covenants and agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder (or any delay in asserting any such breach) shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder or in any other context.

Section 7.14    No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of, or with respect to, any Owned Shares. All rights, ownership and economic benefits of and relating to the Owned Shares shall remain vested in and belong to the Stockholder, and this Agreement shall not confer any right, power or authority upon the Company or any other Person (a) to direct the Stockholder in the voting of any of the Owned Shares, except as otherwise specifically provided herein, or (b) in the performance of any of the Stockholder’s duties or responsibilities as stockholders of Parent.

[Signature page follows.]

IN WITNESS WHEREOF, the Company and Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

THE COMPANY:

ALCENTRA CAPITAL CORPORATION

By:
Name:
Title:

STOCKHOLDER:

[ ]

By:
Name:
Title:

[Voting Agreement Signature Page]

SCHEDULE A

OWNED SHARES

Stockholder	Owned Shares
[ ]	[ ]

Schedule A to Voting Agreement

PART C

OTHER INFORMATION

Item 15. Indemnification.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. The Crescent Capital BDC Maryland Charter contains such a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

Maryland law requires a corporation (unless its charter provides otherwise, which the Crescent Capital BDC Maryland Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Crescent Capital BDC Maryland Charter requires Crescent Capital Maryland BDC, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer and any individual who, while a director or officer and at Crescent Capital Maryland BDC’s request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, trustee, member, manager or partner, in each case who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse such person’s reasonable expenses in advance of final disposition of a proceeding. The Crescent Capital BDC Maryland Charter also permits Crescent Capital Maryland BDC to, with the approval of the Crescent Capital Maryland BDC Board or a duly authorized committee thereof, indemnify and advance expenses to any person who served a predecessor of Crescent Capital Maryland BDC in any of the capacities described above and any of Crescent Capital Maryland BDC’s employees or agents or any employees or agents of Crescent Capital Maryland BDC’s predecessor. In accordance with the Investment Company Act, Crescent Capital Maryland BDC will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition to the indemnification provided for in the Crescent Capital BDC Maryland Charter, Crescent Capital Maryland BDC will enter into indemnification agreements with each of Crescent Capital Maryland BDC’s current directors and certain of Crescent Capital Maryland BDC’s officers and with members of Crescent Capital

Maryland BDC’s investment adviser’s investment committee and Crescent Capital Maryland BDC intends to enter into indemnification agreements with each of Crescent Capital Maryland BDC’s future directors, members of Crescent Capital Maryland BDC’s investment committee and certain of Crescent Capital Maryland BDC’s officers. The indemnification agreements will attempt to provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements will provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director or officer or member of Crescent Capital Maryland BDC’s investment adviser’s investment committee in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer or member of Crescent Capital Maryland BDC’s investment adviser’s investment committee.

The Merger Agreement provides that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the effective time of the Mergers, existing in favor of the current or former directors, officers, managers or employees of Alcentra Capital, its subsidiaries, or Alcentra NY (to the extent related to the management of Alcentra Capital) as provided in their respective organizational documents or in any contract, in each case as in effect on the date of the Merger Agreement, will survive the Mergers and will continue in full force and effect, and that Crescent Capital BDC will indemnify, defend and hold harmless, and advance expenses to such persons with respect to all acts or omissions by them in their capacities as such at any time prior to the effective time, to the fullest extent that Alcentra Capital or its subsidiaries would be permitted by applicable law and to the fullest extent required by the organizational documents of Alcentra Capital or its subsidiaries as in effect on the date of the Merger Agreement. The Merger Agreement also provides that Crescent Capital BDC must cause the organizational documents of Crescent Capital BDC and Alcentra Capital, as the surviving corporation in the First Merger, to contain, for a period of six years after the effective time, provisions no less favorable with respect to indemnification, advancement of expenses and limitations on director, officer and employee liability than those that were set forth in the organizational documents of Alcentra Capital and its subsidiaries as of the date of the Merger Agreement. Such provisions may not be amended, repealed or otherwise modified for a period of six years after the effective time in any manner that would adversely affect the rights thereunder of the current or former directors, officers, managers or employees of Alcentra Capital, its subsidiaries, or Alcentra NY (to the extent related to the management of Alcentra Capital).

In addition, the Merger Agreement provides that Crescent Capital BDC shall purchase and cause to be maintained in effect for the benefit of the current or former directors, officers, managers or employees of Alcentra Capital, its subsidiaries, or Alcentra NY (to the extent related to the management of Alcentra Capital) a six year “tail” insurance and indemnification policy that provides coverage for acts or omissions occurring at or prior to the effective time on terms and conditions no less advantageous to such parties than the existing directors’ and officers’ insurance policy maintained by Alcentra Capital on the date of the Merger Agreement. However, Crescent Capital BDC is not required to pay a total premium for such tail policy in excess of 250% of the annual premium paid by Alcentra Capital for such insurance as of the date of the Merger Agreement. If the premium for such tail policy would exceed such maximum premium, Crescent Capital BDC will only be required to obtain as much directors’ and officers’ insurance coverage as can be obtained by paying such maximum premium.

The Crescent Capital BDC Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Crescent Capital BDC’s investment adviser Crescent Cap Advisors and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Crescent Capital BDC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Crescent Cap Advisors’s services under the Crescent Capital BDC Investment Advisory Agreement or otherwise as an investment adviser of Crescent Capital BDC.

The CCAP Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, CCAP

Administration and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Crescent Capital BDC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of CCAP Administration’s services under the CCAP Administration Agreement or otherwise as administrator for Crescent Capital BDC.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of Crescent Capital BDC pursuant to the foregoing provisions, or otherwise, Crescent Capital BDC has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Crescent Capital BDC of expenses incurred or paid by a director, officer or controlling person of Crescent Capital BDC in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Crescent Capital BDC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Upon completion of the Transactions, which includes the Reincorporation Merger, the rights of Crescent Capital BDC stockholders will be governed by the Crescent Capital BDC Maryland Charter, the Crescent Capital BDC Maryland Bylaws and applicable Maryland law. Please refer to the section of the enclosed joint proxy statement entitled “Comparison of Stockholder Rights” for a discussion of the differences between the rights of Alcentra Capital and Crescent Capital BDC stockholders before the Transactions and the rights of Crescent Capital Maryland BDC stockholders after the Transactions.

Item 16.

Description
(1)(a)	Articles of Incorporation of Crescent Reincorporation Sub, Inc. (incorporated by reference to Exhibit (1)(a) to the Registrant’s Registration Statement on Form N-14 (File No. 333-233995), filed on September 30, 2019).

(1)(b)	Form of Articles of Amendment and Restatement of Crescent Reincorporation Sub, Inc. to become operative upon the completion of the Transactions (included as Exhibit A attached to Amendment No. 1, which is attached as Annex B to the Joint Proxy Statement/Prospectus included as part of this Registration Statement).*

(2)(a)	Registrant’s Bylaws (incorporated by reference to Exhibit (2)(a) to the Registrant’s Registration Statement on Form N-14 (File No. 333-233995), filed on September 30, 2019).

(2)(b)	Form of Registrant’s Amended and Restated Bylaws to become operative upon the completion of the Transactions (incorporated by reference to Exhibit 2(b) to the Registrant’s pre-effective Amendment No. 1 to the Registration Statement on Form N-14 (File No. 333-233995), filed on November 29, 2019 and included as Annex E to the Joint Proxy Statement/Prospectus included as part of this Registration Statement).

(3)	Not Applicable.

(4)(a)	Agreement and Plan of Merger, dated as of August 12, 2019, by and among Crescent Capital BDC, Inc., Atlantis Acquisition Sub, Inc., Alcentra Capital Corporation and Crescent Cap Advisors, LLC (f/k/a CBDC Advisors, LLC) (included as Annex A to the Joint Proxy Statement/Prospectus included as part of this Registration Statement).*

(4)(b)	Amendment No. 1, dated September 27, 2019, to the Agreement and Plan of Merger, dated as of August 12, 2019, by and among Crescent Capital BDC, Inc., Atlantis Acquisition Sub, Inc., Alcentra Capital Corporation and Crescent Cap Advisors, LLC (f/k/a CBDC Advisors, LLC) (included as Annex B to the Joint Proxy Statement/Prospectus included as part of this Registration Statement).*

Description

(4)(c)	Agreement and Plan of Merger, dated as of September 27, 2019, by and between the Registrant and Crescent Capital BDC (incorporated by reference to Exhibit 4(c) to the Registrant’s pre-effective Amendment No. 1 to the Registration Statement on Form N-14 (File No. 333-233995), filed on November 29, 2019).

(5)	Instruments defining the rights of holders of the Registrant’s shares: Article V, VI, and VII, Section 7.1 and 7.1 of the Registrant’s Form of Articles of Incorporation to become operative upon the completion of the Transactions (included as Exhibit A attached to Annex B to the Joint Proxy Statement/Prospectus included as part of this Registration Statement); and Article VII, Section 2 and 4 of the Registrant’s Form of Bylaws to become operative upon the completion of the Transactions (included as Annex E to the Joint Proxy Statement/Prospectus included as part of this Registration Statement).*

(6)(a)	Investment Advisory Agreement, dated June 2, 2015, by and between Crescent Capital BDC and Crescent Cap Advisors (incorporated by reference to Exhibit 10.1 to Crescent Capital BDC’s Registration Statement on Form 10 (File No. 000-55380), filed on June 5, 2015).

(6)(b)	Form of Proposed Crescent Capital BDC Investment Advisory Agreement (incorporated by reference to Exhibit 6(b) to the Registrant’s pre-effective Amendment No. 1 to the Registration Statement on Form N-14 (File No. 333-233995), filed on November 29, 2019).

(6)(c)	Transaction Support Agreement, dated August 12, 2019, between Crescent Capital BDC, Inc. and Crescent Cap Advisors, LLC (f/k/a CBDC Advisors, LLC) (incorporated by reference to Exhibit 10.1 to Crescent Capital BDC’s Current Report on Form 8-K (File No. 814-01132), filed on August 13, 2019).

(6)(d)	Amended and Restated Advisory Fee Waiver Agreement, dated August 7, 2018, by and between Crescent Capital BDC and Crescent Cap Advisors (incorporated by reference to Exhibit 10.11 to Crescent Capital BDC’s Current Report on Form 10-Q (File No. 814-01132) for the quarter ended June 30, 2018, filed on August 10, 2018).

(7)	Not Applicable.

(8)	Not Applicable.

(9)	Custodian Agreement by and between Crescent Capital BDC and State Street Bank and Trust Company (incorporated by reference to Exhibit 10.7 to Crescent Capital BDC’s Registration Statement on Form 10 (File No. 000-55380), filed on June 5, 2015).

(10)	Not Applicable.

(11)	Opinion and Consent of Venable LLP, Maryland counsel for Crescent Capital BDC (incorporated by reference to Exhibit 11 to the Registrant’s pre-effective Amendment No. 1 to the Registration Statement on Form N-14 (File No. 333-233995), filed on November 29, 2019).

(12)	Form of Opinion and Consent of Dechert LLP, as to certain tax matters (incorporated by reference to Exhibit 12 to the Registrant’s pre-effective Amendment No. 1 to the Registration Statement on Form N-14 (File No. 333-233995), filed on November 29, 2019).

(13)(a)	Dividend Reinvestment Plan (incorporated by reference to Exhibit 10.6 to Crescent Capital BDC’s Registration Statement on Form 10 (File No. 000-55380), filed on June 5, 2015).

(13)(b)	Administration Agreement, dated June 2, 2015, by and between Crescent Capital BDC and CCAP Administration (incorporated by reference to Exhibit 10.2 to Crescent Capital BDC’s Registration Statement on Form 10 (File No. 000-55380), filed on June 5, 2015).

(13)(c)	Trademark License Agreement, dated April 30, 2015, by and between Crescent Capital BDC and CCG LP (incorporated by reference to Exhibit 10.3 to Crescent Capital BDC’s Registration Statement on Form 10 (File No. 000-55380), filed on June 5, 2015).

Description

(13)(d)	Form of Subscription Agreement (incorporated by reference to Exhibit 10.5 to Crescent Capital BDC’s Registration Statement on Form 10 (File No. 000-55380), filed on June 5, 2015).

(13)(e)	Loan and Security Agreement, dated March 28, 2016, among Crescent Capital BDC, as the collateral manager, seller and equityholder, Crescent Capital BDC Funding, LLC, as the borrower, the banks and other financial institutions from time to time party thereto, as lenders, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender (incorporated by reference to Exhibit 10.1 to Crescent Capital BDC’s copy of the Loan and Security Agreement to Crescent Capital BDC’s Current Report on Form 8-K, filed on March 31, 2016).

(13)(f)

Second Amendment to Loan and Security Agreement, dated September 28, 2018, among Crescent Capital BDC, as the collateral manager, seller and equityholder, Crescent Capital BDC Funding, LLC, as the borrower, the banks and other financial institutions from time to time party thereto, as lenders, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender (incorporated by reference to Exhibit 10.12 to Crescent Capital BDC’s Current Report on Form 10-Q, filed on November 9, 2018).

(13)(g)	Third Amendment to Loan and Security Agreement, dated April 9, 2019, among Crescent Capital BDC, as the collateral manager, seller and equityholder, Crescent Capital BDC Funding, LLC, as the borrower, the banks and other financial institutions from time to time party thereto as lenders, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender (incorporated by reference to Exhibit 10.13 to Crescent Capital BDC’s Current Report on Form 10-Q, filed on May 10, 2019).

(13)(h)	Loan and Security Agreement, dated August 20, 2019, by and among Crescent Capital BDC, Inc., as the Borrower, certain banks and other financial institutions party thereto from time to time, as lenders, and Ally Bank, as administrative agent, arranger and lender (incorporated by reference to Exhibit 10.1 to Crescent Capital BDC’s Current Report on Form 8-K, filed on September 5, 2019).

(13)(i)	Form of Amended and Restated Administration Agreement by and between Crescent Capital BDC, Inc. and CCAP Administration LLC to become operative upon the closing of the Transactions (incorporated by reference to Exhibit 13(i) to the Registrant’s pre-effective Amendment No. 1 to the Registration Statement on Form N-14 (File No. 333-233995), filed on November 29, 2019).

(13)(j)	Form of Amended and Restated Dividend Reinvestment Plan to become operative on or about the date of the closing of the Transactions (incorporated by reference to Exhibit 13(j) to the Registrant’s pre-effective Amendment No. 1 to the Registration Statement on Form N-14 (File No. 333-233995), filed on November 29, 2019).

(13)(k)	Form of Indemnification Agreement between the Registrant and (i) its directors, (ii) certain of its officers and (iii) members of Crescent Cap Advisors’ investment committee.*

(14)(a)	Consent of Ernst & Young LLP, the independent registered public accounting firm for Crescent Capital BDC.*

(14)(b)	Consent of KPMG LLP, the independent registered public accounting firm for Alcentra Capital Corporation.*

(14)(c)	Report of Ernst & Young LLP regarding the senior securities table contained herein.*

(14)(d)	Report of KPMG LLP, the independent registered public accounting firm for Alcentra Capital Corporation, regarding the “senior securities” table contained herein (incorporated by reference to Exhibit (14)(d) to the Registrant’s Registration Statement on Form N-14 (File No. 333-233995), filed on September 30, 2019).

(15)	Not Applicable.

Description

(16)	Power of Attorney (incorporated by reference to Exhibit (16) to the Registrant’s Registration Statement on Form N-14 (File No. 333-233995), filed on September 30, 2019).

(17)(a)	Form of Proxy Card of Crescent Capital BDC, Inc.*

(17)(b)	Form of Proxy Card of Alcentra Capital Corporation.*

(17)(c)	Consent of Houlihan Lokey Capital, Inc.*

(17)(d)	Consent of BofA Securities, Inc.*
(17)(e)	Consent of Person About to Become a Director—John S. Bowman (incorporated by reference to Exhibit (17)(h) to the Registrant’s Registration Statement on Form N-14 (File No. 333-233995), filed on September 30, 2019).

(17)(f)	Consent of Person About to Become a Director—Steven F. Strandberg (incorporated by reference to Exhibit (17)(i) to the Registrant’s Registration Statement on Form N-14 (File No. 333-233995), filed on September 30, 2019).

(17)(g)	Consent of Person About to Become a Director—George G. Strong, Jr. (incorporated by reference to Exhibit (17)(j) to the Registrant’s Registration Statement on Form N-14 (File No. 333-233995), filed on September 30, 2019).

(17)(h)	Consent of Person About to Become a Director—Michael S. Segal (incorporated by reference to Exhibit (17)(k) to the Registrant’s Registration Statement on Form N-14 (File No. 333-233995), filed on September 30, 2019).

(17)(i)	Consent of Person About to Become a Director—Christopher G. Wright (incorporated by reference to Exhibit (17)(l) to the Registrant’s Registration Statement on Form N-14 (File No. 333-233995), filed on September 30, 2019).

*	Filed herewith.

Item 17. Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Los Angeles and State of California, on the 9th of December, 2019.

CRESCENT REINCORPORATION SUB, INC.

By:	/s/ Jason A. Breaux
Jason A. Breaux Chief Executive Officer & President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. This joint proxy statement/prospectus may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

SIGNATURE	TITLE	DATE
/s/ Jason A. Breaux Jason A. Breaux	Chief Executive Officer, President & Director (principal executive officer)	December 9, 2019
/s/ Gerhard Lombard Gerhard Lombard	Chief Financial Officer, Treasurer & Director (principal financial officer and principal accounting officer)	December 9, 2019
* George P. Hawley	Director	December 9, 2019

*By	/s/ Jason A. Breaux Attorney-in-Fact